SUPPLEMENT DATED FEBRUARY 29, 2008
TO THE PROSPECTUS FOR PRINCIPAL INVESTORS FUND, INC.
CLASS A, CLASS B, AND CLASS C SHARES
DATED FEBRUARY 29, 2008
The following is a replacement of information in the prospectus.
Principal LifeTime Strategic Income Fund — Class A Shares
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets
Class A Shares

		Principal
		LifeTime
		Strategic
		Income
For the year ended October 31, 2007		Fund(1)
Management Fees		0.1225%
12b-1 Fees		0.2500%
Other Expenses		0.3000%

	Total Gross Operating Fees and Expenses	0.6725%	(2)
Expense Reimbursement at Principal LifeTime Fund Level		0.1725%

	Net Operating Fees and Expenses	0.5000%
Acquired Fund (Underlying Fund) Operating Expenses		0.5500%

	Total Annual Fund Operating Expenses	1.0500%
(1) Principal has contractually agreed to limit the Fund’s expenses attributable to Class A shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses, not including underlying fund expenses, (expressed as a percent of average net assets on an annualized basis) not to exceed 0.50% for Class A shares.
(2) Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class A Shares
	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Principle LifeTime Strategic Income Fund	$525	$792	$1,053	$1,797	$552	$792	$1,053	$1,797

PRINCIPAL INVESTORS FUND, INC.
Effective June 13, 2008, this fund will be known as Principal Funds, Inc.

Class A, Class B, and Class C Shares

The date of this Prospectus is February 29, 2008.

As with all mutual funds, neither the Securities and Exchange Commission (“SEC”) nor any State Securities Commission has approved or disapproved these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

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RISK/RETURN SUMMARY

Principal Investors Fund, Inc. (the “Fund” or “PIF”) offers many investment portfolios, (together, the “Funds”) through this prospectus. Principal Management Corporation (“Principal”)* serves as the manager for the Fund. Through the Management Agreement with the Fund, Principal provides investment advisory and certain corporate administrative services to the Fund.

Principal Investors Fund, Inc. will be changing its name to Principal Funds, Inc. effective June 13, 2008.

Principal Funds Distributor, Inc. (the “Distributor”)* is the Fund’s principal underwriter for Class A, Class B, and Class C shares. Princor Financial Services Corporation (“Princor”)* is the Fund’s principal underwriter for other share classes the Fund issues.

Principal has selected one or more Sub-Advisors for each Fund based on the Sub-Advisor’s experience with the investment strategy for which it was selected. The Sub-Advisors and the Funds each sub-advise are:

Sub-Advisor	Fund(s)

AllianceBernstein L.P.	Partners LargeCap Value

American Century Investment Management, Inc.	Partners LargeCap Growth II

Columbus Circle Investors*	LargeCap Growth

Edge Asset Management, Inc.*	Equity Income I High Yield II Income MidCap Stock Mortgage Securities Short-Term Income Strategic Asset Management Portfolios West Coast Equity

Emerald Advisers, Inc.	Partners SmallCap Growth II

Essex Investment Management Company, LLC	Partners SmallCap Growth II

Goldman Sachs Asset Management, L.P.	Partners LargeCap Blend I

Jacobs Levy Equity Management, Inc.	Partners MidCap Value

Mellon Capital Management Corporation	Partners MidCap Growth I

Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	California Municipal Tax-Exempt Bond I

Neuberger Berman Management Inc.	Partners MidCap Value

Principal Global Investors, LLC*	Bond & Mortgage Securities
Disciplined LargeCap Blend
Diversified International
Government & High Quality Bond
Inflation Protection
International Emerging Markets
LargeCap S&P 500 Index
LargeCap Value
MidCap Blend
Money Market
Principal LifeTime Funds
Short-Term Bond
SmallCap Blend
SmallCap Growth
SmallCap Value
Ultra Short Bond

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Sub-Advisor	Fund(s)

Principal Real Estate Investors, LLC*	Global Real Estate Securities Real Estate Securities

Spectrum Asset Management, Inc.*	Preferred Securities

T. Rowe Price Associates, Inc.	Partners LargeCap Blend Partners LargeCap Growth I

Turner Investment Partners, Inc.	Partners MidCap Growth

UBS Global Asset Management (Americas) Inc.	Partners SmallCap Growth II

*	Principal Management Corporation; Columbus Circle Investors; Principal Global Investors, LLC; Principal Real Estate Investors, LLC; Principal Funds Distributor, Inc.; Princor Financial Services Corporation; Spectrum Asset Management, Inc.; and Edge Asset Management, Inc., are affiliates of Principal Life Insurance Company and with it are subsidiaries of Principal Financial Group, Inc. and members of the Principal Financial Group®.

All of the Funds described in this prospectus offer Class A shares and Class C shares. In addition, certain of the Funds offer Class B shares. Class A shares are generally sold with a sales charge that is a variable percentage based on the amount of the purchase. Class B and Class C shares are not subject to a sales charge at the time of purchase but are subject to a contingent deferred sales charge (“CDSC”) on shares redeemed within the applicable CDSC period as described in this prospectus. See “Choosing a Share Class” and “CDSC Calculation and Waivers” for more information.

Main Strategies and Risks
Each Fund’s investment objective is described in the summary description of each Fund. The Board of Directors may change a Fund’s objective or its investment strategies without a shareholder vote if it determines such a change is in the best interests of the Fund. If there is a material change to the Fund’s investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that a Fund will meet its objective.

The summary of each Fund also describes each Fund’s primary investment strategies (including the type or types of securities in which the Fund may invest), any policy of the Fund to concentrate in securities of issuers in a particular industry or group of industries), and the principal risks associated with an investment in the Fund. A fuller discussion of investment strategies and risks appears later in the Prospectus under the caption “Certain Investment Strategies and Related Risks.”

Each Fund may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic, or political conditions as more fully described under the caption “Certain Investment Strategies and Related Risks–Temporary Defensive Measures.”

Each Fund is designed to be a portion of an investor’s portfolio. None of the Funds are intended to be a complete investment program. Investors should consider the risks of each Fund before making an investment and be prepared to bear investment losses during periods of adverse market conditions. The value of your investment in a Fund changes with the value of the investments held by that Fund. Many factors affect that value, and it is possible that you may lose money by investing in the Funds. Factors that may adversely affect a particular Fund as a whole are called “principal risks.” The principal risks of investing in the Funds are stated as to each Fund in the Fund’s description. In addition to the risks identified in each Fund’s description, each of the Funds is also subject to credit and counterparty risk, liquidity risk, management risk, and market risk. Each Fund is also subject to underlying fund risk to the extent that a Principal LifeTime Fund or SAM Portfolio invests in the Fund. These risks, and each of the other principal risks, are more fully explained in Appendix A to this prospectus.

Investment Results
Below the description of each Fund is a bar chart showing the investment returns of its Class A shares for each of the past ten calendar years (or for each of the full calendar years since the Fund’s inception). The bar chart is intended to provide some indication of the volatility of the Fund’s past returns. The performance table following each bar chart

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shows how, for each applicable class of shares, average annual total returns of the Fund compare to returns of one or more broad-based securities market indices and an average of the performance of a group of mutual funds with similar investment objectives for the last one, five, and ten calendar years (or, in the case of a newer Fund, for the life of the Fund). An investment cannot be made directly in the indices and the indices’ performance figures do not include any commissions, sales charges, or expenses that would be paid by investors purchasing the securities represented by the indices. Consult Appendix B for descriptions of the indices and category averages used in this prospectus. The annual returns in the bar chart do not reflect sales charges; if sales charges were reflected, results would be lower. Each class of shares of the Fund invests in the same portfolio of securities, and the annual returns of each class will differ only to the extent the classes do not have the same expenses. Average annual total returns shown in the performance table reflect the maximum applicable sales charge. PAST PERFORMANCE (BEFORE AND AFTER TAXES) DOES NOT GUARANTEE FUTURE RESULTS.

Performance for periods prior to the date on which a Fund’s Class A, Class B, or Class C shares began operations (as indicated in the tables on the following pages) is based on the performance of the oldest share class of the Fund or a predecessor fund (as noted in the performance chart and table). Performance which is based on the oldest share class of the Fund has been adjusted to reflect the expenses of the Fund’s Class A, Class B, and Class C shares. The adjustments result in performance that is no higher than the historical performance of the Fund’s oldest share class.

The current 7-day yield for the Money Market Fund may be obtained by calling the Principal Investors Fund at 1-800-222-5852 or on the principalfunds.com website.

There can be no assurance that any Fund will achieve its investment objective. It is possible to lose money by investing in the Funds. An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Market Fund.

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Strategic Asset Management (“SAM”) Portfolios

Principal Investors Fund provides a broad selection of investment choices, including asset allocation strategies available through the Flexible Income, Conservative Balanced, Balanced, Conservative Growth, and Strategic Growth Portfolios (each a “Portfolio,” collectively the “Portfolios”). The SAM Portfolios offer you the opportunity to pursue a variety of specially constructed asset allocation strategies. The Portfolios are designed for long-term investors seeking total return or long-term capital appreciation. The SAM Portfolios currently invest principally in Institutional Class shares of equity funds and fixed-income funds. (“Underlying Funds”). Each of the SAM Portfolios may invest in any of the Institutional Class shares of the equity funds or fixed-income funds of Principal Investors Fund, at the Sub-Advisor’s discretion. Each of the Underlying Funds is a series of Principal Investors Fund. The Sub-Advisor for the Portfolios is Edge Asset Management, Inc. (“Edge”).

Main Strategies for the Portfolios
In pursuing its investment objective, each Portfolio typically allocates its assets, within predetermined percentage ranges, among certain of the Underlying Funds described in this prospectus. The Portfolios may temporarily exceed one or more of the applicable percentage limits for short periods. The percentages reflect the extent to which each Portfolio will normally invest in the particular market segment represented by each Underlying Fund, and the varying degrees of potential investment risk and reward represented by each Portfolio’s investments in those market segments and their corresponding Underlying Funds. Edge may alter these percentage ranges when it deems appropriate. The assets of each Portfolio will be allocated among the Underlying Funds in accordance with its investment objective, Edge’s outlook for the economy and the financial markets, and the relative market valuations of the Underlying Funds.

In addition, in order to meet liquidity needs or for temporary defensive purposes, each Portfolio may invest, without limit, directly in stock or bond index futures and options thereon and the following short-term instruments:

•	short-term securities issued by the U.S. government, its agencies, instrumentalities, authorities, or political subdivisions;
•	other short-term fixed-income securities rated A or higher by Moody’s Investors Services, Inc. (“Moody’s”), Fitch Ratings (“Fitch”), or Standard & Poor’s (“S&P”) or, if unrated, of comparable quality in the opinion of Edge;
•	commercial paper, including master notes;
•	bank obligations, including negotiable certificates of deposit, time deposits, and bankers’ acceptances; and
•	repurchase agreements.

At the time a Portfolio invests in any commercial paper, bank obligations, or repurchase agreements, the issuer must have outstanding debt rated A or higher by Moody’s or the issuer’s parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody’s or A-1 by S&P or equivalent ratings by Fitch; if no such ratings are available, the investment must be of comparable quality in the opinion of Edge. In addition to purchasing shares of the Funds, a Portfolio may use futures contracts and options in order to remain effectively fully invested in proportions consistent with Edge’s current asset allocation strategy for the Portfolio. Specifically, each Portfolio may enter into futures contracts and options thereon, provided that the aggregate deposits required on these contracts do not exceed 5% of the Portfolio’s total assets. A Portfolio may also use futures contracts and options for bona fide hedging purposes. Futures contracts and options may also be used to reallocate the Portfolio’s assets among asset categories while minimizing transaction costs, to maintain cash reserves while simulating full investment, to facilitate trading, to seek higher investment returns, or to simulate full investment when a futures contract is priced attractively or is otherwise considered more advantageous than the underlying security or index.

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The principal investment strategies for each Portfolio are further described below in the description of each of the Portfolios, but there are some general principles Edge applies in making investment decisions. When making decisions about how to allocate a Portfolio’s assets, Edge will generally consider, among other things, the following factors:

Federal Reserve monetary policy	Government budget deficits	State and federal fiscal policies
Consumer debt	Tax policy	Trade pacts
Corporate profits	Demographic trends	Interest rate changes
Governmental elections	Mortgage demand	Business confidence
Employment trends	Business spending	Geopolitical risks
Consumer spending	Inflationary pressures	Wage and payroll trends
Currency flows	Housing trends	Investment flows
Commodity prices	GDP growth	Import prices
Yield spreads	Historical financial market returns	Factory capacity utilization
Stock market volume	Inventories	Market capitalization relative values
Capital goods expenditures	Investor psychology	Productivity growth
Historical asset class returns	Technology trends	Asset class correlations
Cyclical and secular economic trends	Risk/return characteristics	Business activity
Volatility analysis	Stock valuations	Performance attribution by allocation and sector
Consumer confidence

Main Risks
There can be no assurance that any Portfolio will achieve its investment objective. The net asset value of each Portfolio’s shares is affected by changes in the value of the shares of the Underlying Funds it owns. Each Portfolio’s investments are invested in the Underlying Funds and, as a result, the Portfolio’s performance is directly related to their performance. A Portfolio’s ability to meet its investment objective depends on the ability of the Underlying Funds to achieve their investment objectives.

Each Portfolio’s broad diversification is designed to help cushion severe losses in any one investment sector and moderate the Portfolio’s overall price swings. However, the Portfolio’s share price will fluctuate as the prices of the Underlying Funds rise or fall with changing market conditions.

Each Portfolio is subject to the particular risks of the Underlying Funds in the proportions in which the Portfolio invests in them.

The greater the investment by each Portfolio in Underlying Funds that invest primarily in stocks, the greater the potential exposure to the following risks (as defined in Appendix A):

•	Equity Securities Risk
•	Derivatives Risk
•	Active Trading Risk
•	Growth Stock Risk
•	Market Segment (LargeCap) Risk
•	Underlying Fund Risk
•	Value Stock Risk
•	Exchange Rate Risk

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The greater the investment by each Portfolio in Underlying Funds that invest primarily in bonds, or other forms of fixed-income securities, the greater the potential exposure to the following risks (as defined in Appendix A):

•	Fixed-Income Risk
•	U.S. Government Securities Risk
•	U.S. Government Sponsored Securities Risk
•	Municipal Securities Risk
•	Prepayment Risk
•	Real Estate Securities Risk
•	Portfolio Duration Risk
•	High Yield Securities Risk
•	Eurodollar and Yankee Obligations Risk

The greater the investment by each Portfolio in Underlying Funds that invest in foreign investments, the greater the exposure to the following risks (as defined in Appendix A):

•	Foreign Securities Risk
•	Market Segment Risk
•	Exchange Rate Risk
•	Derivatives Risk
•	Small Company Risk

Each Portfolio is also subject to the following risks:

Securities Lending Risk (as defined in Appendix A).

Payment In Kind Liquidity Risk. Under certain circumstances, an Underlying Fund may determine to pay a redemption request by a Portfolio wholly or partly by a distribution-in-kind of securities from its portfolio, instead of cash. In such cases, the Portfolios may hold portfolio securities until Edge determines that it is appropriate to dispose of such securities.

Conflict of Interest Risk. The officers, directors, advisor, distributor, and transfer agent of the Portfolios serve in the same capacities for the Underlying Funds. Conflicts may arise as these persons and companies seek to fulfill their responsibilities to the Portfolios and the Underlying Funds. Because Edge and its affiliated companies earn different fees from the Underlying Funds in which the Portfolios invest, there may be a conflict between the interests of the Portfolios and the economic interests of Edge and its affiliates.

Edge has provided investment advice to each SAM Portfolio since its inception.

As of October 31, 2007, the Portfolios’ assets were allocated among the Underlying Funds as follows:

		Conservative	Conservative	Flexible	Strategic
	Balanced	Balanced	Growth	Income	Growth
Underlying Fund	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Disciplined LargeCap Blend Fund	10.91%	7.47%	13.87%	5.83%	15.52%
Diversified International Fund	7.90	5.37	10.05	—	11.24
Equity Income Fund I	13.96	9.60	17.77	5.45	18.91
High Yield Fund II	4.40	5.68	2.45	6.63	3.73
Income Fund	9.79	17.09	4.02	24.44	—
International Emerging Markets Fund	2.19	1.47	2.81	—	3.09
LargeCap Growth Fund	18.78	12.59	23.35	8.45	25.64
MidCap Stock Fund	3.53	2.55	4.87	2.26	5.84
Money Market Fund	0.50	—	—	—	—
Mortgage Securities Fund	16.26	25.33	6.69	30.78	—
Real Estate Securities Fund	2.31	1.69	2.95	1.19	3.28
Short-Term Income Fund	0.84	5.28	—	11.53	—
SmallCap Growth Fund	1.93	1.24	2.59	1.07	2.78
SmallCap Value Fund	1.64	1.14	2.12	0.99	2.34
West Coast Equity Fund	5.06	3.50	6.46	1.38	7.63

Total	100.00%	100.00%	100.00%	100.00%	100.00%

Other Common Risks. Each of the Portfolios may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and strategic transactions (derivatives) such as futures contracts and options. Therefore, the Portfolios are subject to the risks associated with such investments including:

•	Fixed-Income Securities Risk
•	U.S. Government Securities Risk
•	Derivatives Risk

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Historical Performance
A bar chart and table showing the historical investment performance of each SAM Portfolio are provided with the description of each Portfolio. The bar chart for each Portfolio shows how the Portfolio’s total return has varied year by year, and the table for the Portfolio shows the performance of its shares over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the risks of investing in the Portfolio. A Portfolio’s past performance is not necessarily an indication of how the Portfolio will perform in the future. Each Portfolio’s investment return is net of the operating expenses of each of the Underlying Funds.

Flexible Income Portfolio

Objective:	The Portfolio seeks to provide a high level of total return (consisting of reinvestment of income with some capital appreciation). In general, relative to the other Portfolios, the Flexible Income Portfolio should offer investors the potential for a high level of income and a low level of capital growth, while exposing them to a low level of principal risk.

Principal Investment Strategies
The Portfolio operates as a fund of funds and invests principally in underlying funds.

The Portfolio:

•	may invest up to 40% of its assets in any single fixed-income fund as well as cash equivalents

•	generally invests no more than 30% of its net assets in equity funds

•	may invest up to 30% of its assets in any single equity fund.

The Portfolio may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and strategic transactions (derivatives) such as futures contracts and options.

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Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	6.13%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-2.01%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years	10 Years
Class A (before taxes)	0.89	5.54	5.58
(after taxes on distributions)(2)	-0.86	4.20	3.81
(after taxes on distributions and sale of shares)(2)	1.07	4.03	3.75
Class B	-0.13	5.36	5.43
Class C	3.86	5.70	5.23
Lehman Brothers Aggregate Bond Index(3)	6.97	4.42	5.97
S&P 500 Index(3)	5.49	12.83	5.91
20% S&P 500 Index and 80% Lehman Brothers Aggregate Bond Index(3)	6.93	6.22	6.24
Morningstar Conservative Allocation Category Average	4.53	7.13	4.91

(1)	The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on July 25, 1996. The predecessor portfolio’s performance between 1996 and 1999 benefited from the agreement of Edge and its affiliates to limit the portfolio’s expenses.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

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Conservative Balanced Portfolio

Objective:	The Portfolio seeks to provide a high level of total return (consisting of reinvestment of income and capital appreciation), consistent with a moderate degree of principal risk. In general, relative to the other Portfolios, the Conservative Balanced Portfolio should offer investors the potential for a medium to high level of income and a medium to low level of capital growth, while exposing them to a medium to low level of principal risk.

Principal Investment Strategies
The Portfolio operates as a fund of funds and invests principally in underlying funds.

The Portfolio:

•	invests between 40% and 80% of its net assets in a combination of fixed-income funds and cash equivalents and between 20% and 60% of its net assets in equity funds

•	may invest up to 40% of its assets in any single fixed-income fund as well as cash equivalents

•	may invest up to 30% of its assets in any single equity fund.

The Portfolio may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements and strategic transactions (derivatives) such as future contracts and options.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	8.00%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-4.84%

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Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years	10 Years
Class A (before taxes)	1.31	7.31	4.65
(after taxes on distributions)(2)	-0.43	6.19	3.11
(after taxes on distributions and sale of shares)(2)	1.65	5.76	3.06
Class B	1.42	7.38	4.61
Class C	5.46	7.71	4.47
Lehman Brothers Aggregate Bond Index(3)	6.97	4.42	5.97
S&P 500 Index(3)	5.49	12.83	5.91
40% S&P 500 Index and 60% Lehman Brothers Aggregate Bond Index(3)	6.77	7.97	6.37
Morningstar Conservative Allocation Category Average	4.53	7.13	4.91

(1)	The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on July 25, 1996. The predecessor portfolio’s performance between 1996 and 2003 benefited from the agreement of Edge and its affiliates to limit the portfolio’s expenses. Effective August 1, 2000, the investment objective and policies of the predecessor fund changed. Accordingly, the performance shown may not reflect what the predecessor fund’s performance would have been under its current investment objective and policies.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Balanced Portfolio

Objective:	The Portfolio seeks to provide as high a level of total return (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk. In general, relative to the other Portfolios, the Balanced Portfolio should offer investors the potential for a medium level of income and a medium level of capital growth, while exposing them to a medium level of principal risk.

Principal Investment Strategies
The Portfolio operates as a fund of funds and invests principally in underlying funds.

The Portfolio:

•	invests between 30% and 70% of its net assets in equity funds and between 30% and 70% of its net assets in fixed-income funds and cash equivalents

•	may invest up to 30% of its assets in any single equity fund

•	may invest up to 40% of its assets in any single fixed-income fund as well as cash equivalents.

The Portfolio may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and strategic transactions (derivatives) such as futures contracts and options.

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Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q4 ’99	15.44%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-8.79%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years	10 Years
Class A (before taxes)	2.31	9.50	7.69
(after taxes on distributions)(2)	0.65	8.69	6.29
(after taxes on distributions and sale of shares)(2)	2.74	7.94	5.95
Class B	2.46	9.62	7.64
Class C	6.44	9.91	7.46
Lehman Brothers Aggregate Bond Index(3)	6.97	4.42	5.97
S&P 500 Index(3)	5.49	12.83	5.91
60% S&P 500 Index/40% Lehman Brothers Aggregate Bond Index(3)	6.47	9.65	6.36
Morningstar Moderate Allocation Category Average	5.99	10.24	5.99

(1)	The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on July 25, 1996. The predecessor portfolio’s performance between 1996 and 1999 benefited from the agreement of Edge and its affiliates to limit the portfolio’s expenses.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

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Conservative Growth Portfolio

Objective:	The Portfolio seeks to provide long-term capital appreciation. In general, relative to the other Portfolios, the Conservative Growth Portfolio should offer investors the potential for a low to medium level of income and a medium to high level of capital growth, while exposing them to a medium to high level of principal risk.

Principal Investment Strategies
The Portfolio operates as a fund of funds and invests principally in underlying funds.

The Portfolio:

•	generally invests at least 60% of its net assets in equity funds

•	may invest up to 40% of its assets in any single equity fund

•	may invest up to 30% of its assets in any single fixed-income fund as well as cash equivalent.

The Portfolio may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and strategic transactions (derivatives) such as futures contracts and options.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q4 ’99	22.16%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02 and ’01	-12.69%

Principal Investors Fund	RISK/RETURN SUMMARY 15
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Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years	10 Years

Class A (before taxes)	3.08	11.51	8.46
(after taxes on distributions)(2)	1.59	11.04	7.37
(after taxes on distributions and sale of shares)(2)	3.61	9.99	6.89
Class B	3.22	11.66	8.37
Class C	7.23	11.93	8.21
Lehman Brothers Aggregate Bond Index(3)	6.97	4.42	5.97
S&P 500 Index(3)	5.49	12.83	5.91
80% S&P 500 Index and 20% Lehman Brothers Aggregate Bond Index(3)	6.05	11.27	6.20
Morningstar Moderate Allocation Category Average	5.99	10.24	5.99

(1)	The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on July 25, 1996. The predecessor portfolio’s performance between 1996 and 1999 benefited from the agreement of Edge and its affiliates to limit the portfolio’s expenses.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Strategic Growth Portfolio

Objective:	The Portfolio seeks to provide long-term capital appreciation. In general, relative to the other Portfolios, the Strategic Growth Portfolio should offer investors the potential for a high level of capital growth, and a corresponding level of principal risk.

Principal Investment Strategies
The Portfolio operates as a fund of funds and invests principally in underlying funds.

The Portfolio:

•	generally invests at least 75% of its net assets in equity funds

•	may invest up to 50% of its assets in any single equity fund

•	may invest up to 25% of its assets in any single fixed-income fund as well as cash equivalents.

The Portfolio may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and strategic transactions (derivatives) such as futures contracts and options.

16 RISK/RETURN SUMMARY	Principal Investors Fund
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Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q4 ’99	25.23%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’01	-16.73%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years	10 Years
Class A (before taxes)	3.24	12.84	8.63
(after taxes on distributions)(2)	1.95	12.49	7.69
(after taxes on distributions and sale of shares)(2)	3.74	11.25	7.15
Class B	3.46	13.20	8.58
Class C	7.44	13.31	8.37
Lehman Brothers Aggregate Bond Index(3)	6.97	4.42	5.97
S&P 500 Index(3)	5.49	12.83	5.91
Russell 3000 Index(3)	5.14	13.63	6.22
Morningstar Large Blend Category Average	6.16	12.63	5.92

(1)	The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on July 25, 1996. The predecessor portfolio’s performance between 1996 and 1999 benefited from the agreement of Edge and its affiliates to limit the portfolio’s expenses.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 17
www.PrincipalFunds.com

Fees and Expenses of the Portfolios

The following tables show the operating expenses (expressed as a percentage of average daily net assets) incurred by the Class A, Class B and Class C shares of the SAM Portfolios during the fiscal year ended October 31, 2007. The tables also show the amount of expenses (expressed as a percentage of average daily net assets) indirectly incurred by the SAM Portfolios through their investments in the underlying funds based on expenses of the underlying funds for the fiscal year ended October 31, 2007.

Annual Fund Operating Expenses
(Expenses that are deducted from Fund Assets) as a Percentage of Average Daily Net Assets
Class A Shares
	Flexible	Conservative		Conservative	Strategic
	Income	Balanced	Balanced	Growth	Growth
For the year ended October 31, 2007	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Management Fees	0.31%	0.31%	0.31%	0.31%	0.31%
12b-1 Fees	0.25	0.25	0.25	0.25	0.25
Other Expenses	0.09	0.10	0.08	0.09	0.12

Total Gross Operating Fees and Expenses	0.65%	0.66%	0.64%	0.65%	0.68%
Acquired Fund (Underlying Fund) Operating Expenses	0.53	0.57	0.60	0.63	0.65

Total Annual Fund Operating Expenses	1.18%	1.23%	1.24%	1.28%	1.33%

Annual Fund Operating Expenses
(Expenses that are deducted from Fund Assets) as a Percentage of Average Daily Net Assets
Class B Shares
	Flexible	Conservative		Conservative	Strategic
	Income	Balanced	Balanced	Growth	Growth
For the year ended October 31, 2007	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Management Fees	0.31%	0.31%	0.31%	0.31%	0.31%
12b-1 Fees	1.00	1.00	1.00	1.00	1.00
Other Expenses	0.11	0.12	0.09	0.10	0.13

Total Gross Operating Fees and Expenses	1.42%	1.43%	1.40%	1.41%	1.44%
Acquired Fund (Underlying Fund) Operating Expenses	0.53	0.57	0.60	0.63	0.65

Total Annual Fund Operating Expenses	1.95%	2.00%	2.00%	2.04%	2.09%

Annual Fund Operating Expenses
(Expenses that are deducted from Fund Assets) as a Percentage of Average Daily Net Assets
Class C Shares
	Flexible	Conservative		Conservative	Strategic
	Income	Balanced	Balanced	Growth	Growth
For the year ended October 31, 2007	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Management Fees	0.31%	0.31%	0.31%	0.31%	0.31%
12b-1 Fees	1.00	1.00	1.00	1.00	1.00
Other Expenses	0.11	0.10	0.09	0.10	0.12

Total Gross Operating Fees and Expenses	1.42%	1.41%	1.40%	1.41%	1.43%
Acquired Fund (Underlying Fund) Operating Expenses	0.53	0.57	0.60	0.63	0.65

Total Annual Fund Operating Expenses	1.95%	1.98%	2.00%	2.04%	2.08%

An affiliate of the Distributor may pay to intermediaries, with respect to shares of the SAM Portfolios, a revenue sharing fee accrued daily and payable monthly at the annual rate of 0.50% (0.25% for Class C Shares) of the average daily net assets of such shares sold prior to March 1, 2006, and held continuously by customers of the intermediaries, in addition to any dealer allowance, sales commissions, and/or service fees payable by the Distributor set forth above. This fee may be modified or terminated at any time upon notice to the intermediary and the intermediary may decline to accept this fee at any time upon written notice to the Distributor.

18 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class A Shares
	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Flexible Income Portfolio	$565	$808	$1,070	$1,817	$565	$808	$1,070	$1,817
Conservative Balanced Portfolio	668	920	1,189	1,958	668	920	1,189	1,958
Balanced Portfolio	669	922	1,194	1,967	669	922	1,194	1,967
Conservative Growth Portfolio	673	933	1,213	2,010	673	933	1,213	2,010
Strategic Growth Portfolio	678	948	1,239	2,063	678	948	1,239	2,063

Class B Shares
	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Flexible Income Portfolio	$698	$1,012	$1,252	$2,075	$198	$612	$1,052	$2,075
Conservative Balanced Portfolio	703	1,027	1,278	2,129	203	627	1,078	2,129
Balanced Portfolio	703	1,027	1,278	2,131	203	627	1,078	2,131
Conservative Growth Portfolio	707	1,040	1,298	2,174	207	640	1,098	2,174
Strategic Growth Portfolio	712	1,055	1,324	2,227	212	655	1,124	2,227

Class C Shares
	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Flexible Income Portfolio	$298	$612	$1,052	$2,275	$198	$612	$1,052	$2,275
Conservative Balanced Portfolio	301	621	1,068	2,306	201	621	1,068	2,306
Balanced Portfolio	303	627	1,078	2,327	203	627	1,078	2,327
Conservative Growth Portfolio	307	640	1,098	2,369	207	640	1,098	2,369
Strategic Growth Portfolio	311	652	1,119	2,410	211	652	1,119	2,410

Principal Investors Fund	RISK/RETURN SUMMARY 19
www.PrincipalFunds.com

Principal LifeTime Funds

Principal Investors Fund, Inc. offers Funds that are designed to meet the needs of an investor who wants an investment option that is suited to the investor’s particular investment time horizon and who tends to be more accepting of risk in the early years of his or her time horizon and becomes more risk-averse as he or she nears the investment goal (for example, retirement or saving for college). Professional investment advisers manage the Funds to align, over time, underlying investments with the changing risk tolerance of the investor. These Funds are sometime referred as “target date funds.” The target date Funds offered by the Fund are: Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, and Principal LifeTime Strategic Income (the “Principal LifeTime Funds”).

Objective:	The investment objective of each of the Principal LifeTime 2010, 2020, 2030, 2040, and 2050 Funds is to seek a total return consisting of long-term growth of capital and current income.

The investment objective of the Principal LifeTime Strategic Income Fund is to seek current income.

Main Strategies and Risks
To pursue its goal, each Principal LifeTime Fund invests in other Principal Funds (the “underlying funds”) that Principal and Principal Global Investors, LLC (“PGI”), the Fund’s Sub-Advisor, consider appropriate based on the remaining time horizon of a particular Principal LifeTime Fund and the expected risk tolerance of those investors who have chosen that time horizon. Each of the Principal LifeTime Funds may invest in any of the Institutional Class shares of the equity funds or fixed-income funds of Principal Investors Fund, at the sub-advisors discretion. The underlying funds provide each Fund with exposure to a broad range of asset classes, including domestic and foreign equity and fixed-income securities. In the case of Principal LifeTime Strategic Income Fund, most of the Fund’s assets are invested in underlying funds which are intended primarily to give the Fund broad exposure to income-producing securities through their investments in fixed-income securities, “hybrid” securities (such as real estate securities and preferred securities, which may produce current income as well as capital gains) and dividend generating domestic and foreign stocks.

Both Principal and PGI provide investment advisory services to the Principal LifeTime Funds. Principal has hired PGI to develop, implement, and monitor the strategic or long-term asset class targets and target ranges for each Principal LifeTime Fund. PGI is also responsible for employing an active rebalancing strategy which is designed to identify asset classes that appear attractive or unattractive over the short term.

After PGI sets the percentage of Fund assets to be allocated to a particular asset class, Principal selects the underlying funds for each asset class and the target weights for each underlying fund. Shifts in asset class targets or underlying funds may occur in response to the normal evaluative processes of PGI and Principal, the shortening time horizon of a Fund or market forces or Fund circumstances which indicate that changes in allocations may be appropriate. Principal may, at any time, add, remove, or substitute underlying funds in which a Principal LifeTime Fund invests.

In selecting underlying funds and target weights, Principal considers, among other things, quantitative measures, such as past performance, expected levels of risk and returns, expense levels, diversification of existing funds, and style consistency. In addition, qualitative factors such as organizational stability, investment experience, consistency of investment process, risk management processes, and information, trading, and compliance systems of the underlying fund’s Sub-Advisor are also evaluated. There are no minimum or maximum percentages of assets that a Principal LifeTime Fund must invest in a specific asset class or underlying fund. Principal determines whether to use cash flows or asset transfers or both to achieve the target weights established from time to time for underlying funds. Principal monitors the performance of the Sub-Advisor of each underlying fund relative to that fund’s appropriate benchmark and peer group.

Over time, PGI intends to gradually shift the asset allocation targets of each Principal LifeTime Fund (other than the Principal LifeTime Strategic Income Fund) to accommodate investors progressing from asset accumulation years to income-generation years. It is expected that, within 10 to 15 years after its target year, a Principal LifeTime Fund’s

20 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

underlying fund allocation will match that of the Principal LifeTime Strategic Income Fund. At that time the Principal LifeTime Fund may be combined with the Principal LifeTime Strategic Fund if the Board of Directors determines that the combination is in the best interests of Fund shareholders.

There can be no assurance that any Principal LifeTime Fund will achieve its investment objective. The net asset value of each of the Principal LifeTime Fund’s shares is affected by changes in the value of the securities it owns. The Fund’s performance is directly related to the performance of the underlying funds. The ability of each Principal LifeTime Fund to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives.

The broad diversification of each Principal LifeTime Fund is designed to cushion severe losses in any one investment sector and moderate the Fund’s overall price swings. However, the Fund’s share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of a Principal LifeTime Fund’s assets rise or fall, the Fund’s share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

The greater the investment by each Principal LifeTime Fund in Funds that invest primarily in stocks, the greater the potential exposure to the following risks (as defined in Appendix A):

•	Equity Securities Risk
•	Derivatives Risk
•	Active Trading Risk
•	Growth Stock Risk
•	Market Segment (LargeCap) Risk
•	Underlying Fund Risk
•	Value Stock Risk
•	Exchange Rate Risk

The greater the investment by each Principal LifeTime Fund in Funds that invest primarily in bonds or other forms of fixed-income securities, the greater the potential exposure to the following risks (as defined in Appendix A):

•	Fixed-Income Risk
•	U.S. Government Securities Risk
•	Municipal Securities Risk
•	U.S. Government Sponsored Securities Risk
•	Portfolio Duration Risk
•	High Yield Securities Risk

The greater the investment by each Principal LifeTime Fund in Funds that invest in foreign investments, the greater the potential exposure to the following risks (as defined in Appendix A):

•	Foreign Securities Risk
•	Market Segment Risk
•	Exchange Rate Risk
•	Derivatives Risk
•	Small Company Risk

Each Principal LifeTime Fund is also subject to the following risks:

Securities Lending Risk (as defined in Appendix A).

Payment In Kind Liquidity Risk. Under certain circumstances, an underlying fund may determine to pay a redemption request by a Principal LifeTime Fund wholly or partly by a distribution-in-kind of securities from its portfolio, instead of cash. In such cases, the Principal LifeTime Funds may hold portfolio securities until Principal determines that it is appropriate to dispose of such securities.

Conflict of Interest Risk. The officers, directors, advisor, distributor, and transfer agent of the Principal LifeTime Funds serve in the same capacities for the underlying funds. Conflicts may arise as these persons and companies seek to fulfill their responsibilities to the Principal LifeTime Funds and the underlying funds. Because Principal and its affiliated companies earn different fees from the underlying funds in which the Principal LifeTime Funds invest, there may be a conflict between the interests of the Principal LifeTime Funds and the economic interests of Principal and its affiliates.

PGI has provided investment advice to each Principal LifeTime Fund since its inception.

Principal Investors Fund	RISK/RETURN SUMMARY 21
www.PrincipalFunds.com

As of October 31, 2007, each Principal LifeTime Fund’s assets were allocated among the underlying funds as identified in the table below.

						Principal
	Principal	Principal	Principal	Principal	Principal	LifeTime
	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	Strategic
	2010	2020	2030	2040	2050	Income
Underlying Fund	Fund	Fund	Fund	Fund	Fund	Fund

Bond & Mortgage Securities Fund	25.62%	18.78%	10.32%	4.65%	1.90%	42.84%
Disciplined LargeCap Blend Fund	9.41	11.37	12.37	12.57	12.45	3.78
High Yield Fund	2.01	2.86	3.29	3.56	3.65	—
High Yield Fund II	0.65	0.83	0.91	0.95	1.00	—
Inflation Protection Fund	3.40	—	—	—	—	13.00
International Emerging Markets Fund	2.93	3.94	4.52	5.07	5.10	—
International Growth Fund	9.13	11.60	13.31	14.34	15.10	4.14
LargeCap Growth Fund	4.28	5.14	6.21	6.74	7.26	2.02
LargeCap Value Fund	2.54	3.09	3.79	4.24	4.46	1.55
Partners International Fund	5.16	6.23	7.17	7.82	7.86	2.48
Partners LargeCap Blend Fund I	4.94	5.78	6.25	6.61	6.51	2.33
Partners LargeCap Growth Fund I	4.26	5.65	6.50	7.65	7.97	1.64
Partners LargeCap Value Fund	2.47	3.15	3.57	4.20	4.40	1.67
Partners LargeCap Value Fund I	2.57	3.24	3.83	4.26	4.65	—
Partners MidCap Growth Fund	—	1.43	1.76	1.84	1.96	—
Partners MidCap Value Fund I	—	1.12	1.51	1.59	1.68	—
Partners SmallCap Growth Fund I	—	—	1.16	1.49	1.88	—
Partners SmallCap Growth Fund III	1.55	1.92	1.62	1.69	1.77	—
Partners SmallCap Value Fund I	—	—	0.96	1.30	1.64	—
Preferred Securities Fund	6.21	5.22	4.23	3.23	2.67	6.59
Real Estate Securities Fund	5.82	4.81	3.93	3.38	3.40	4.36
SmallCap S&P 600 Index Fund	2.37	2.11	1.32	1.29	1.09	1.65
SmallCap Value Fund	1.40	1.73	1.47	1.53	1.60	—
Ultra Short Bond Fund	3.28	—	—	—	—	11.95

Total	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%

Historical Performance
The following bar charts and tables show the historical investment performance of each Principal LifeTime Fund. The bar chart for each Fund shows how the Fund’s total return has varied year-by-year, and the table for the Fund shows the performance of its shares over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the risks of investing in the Fund. A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Each Fund’s investment return is net of the operating expenses of each of the underlying funds.

22 RISK/RETURN SUMMARY	Principal Investors Fund
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Principal LifeTime Strategic Income Fund

Principal Investment Strategies
The Fund invests primarily in underlying fixed-income Funds, but also invests in underlying equity and hybrid funds according to an asset allocation strategy designed for investors seeking current income from their investment.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	6.73%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-3.61%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years	Life of Fund
Class A (before taxes)	-3.23	6.22	4.20
(after taxes on distributions)(2)	-4.77	5.18	3.26
(after taxes on distributions and sale of shares)(2)	-1.81	4.82	3.10
Class B	-4.18	6.63	4.72
Class C	-0.31	6.97	4.74
S&P 500 Index(3)	5.49	12.83	4.31
Lehman Brothers Aggregate Bond Index(3)	6.97	4.42	5.57
MSCI EAFE (Europe, Australia, Far East) Index – NDTR-D(3)	11.17	21.59	9.83
Russell 3000 Index(3)(4)	5.14	13.63	5.05
Principal LifeTime Strategic Income Blended Index(3)(5)	7.06	8.37	5.78
Morningstar Target-Date 2000-2014 Category Average	5.22	7.33	5.05

(1)	Class A shares commenced operations on June 28, 2005, Class B shares commenced operations on March 15, 2006, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. Institutional Class shares were first sold on March 1, 2001.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

(4)	The Manager and portfolio manager believe the Russell 3000 Index is a better representation of the universe of investment choices open to the Fund under its investment philosophy than the S&P 500 Index. The S&P 500 Index is also shown.

(5)	The weightings for this blended index as of March 31, 2007, were 19.0% Russell 3000 Index, 6.0% MSCI EAFE NDTR-D Index, and 75.0% Lehman Brothers Aggregate Bond Index. Effective March 31, 2008, the weightings for this blended index will be 19.0% Russell 3000 Index, 6.0% MSCI EAFE NDTR-D Index, and 75.0% Lehman Brothers Aggregate Bond Index.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 23
www.PrincipalFunds.com

Principal LifeTime 2010 Fund

Principal Investment Strategies
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income Funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	8.40%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-5.72%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years	Life of Fund

Class A (before taxes)	-2.43	8.02	4.92
(after taxes on distributions)(2)	-3.70	7.16	4.12
(after taxes on distributions and sale of shares)(2)	-1.16	6.53	3.82
Class C	1.50	8.99	5.63
S&P 500 Index(3)	5.49	12.83	4.31
Lehman Brothers Aggregate Bond Index(3)	6.97	4.42	5.57
MSCI EAFE (Europe, Australia, Far East) Index – NDTR-D(3)	11.17	21.59	9.83
Russell 3000 Index(3)(4)	5.14	13.63	5.05
Principal LifeTime 2010 Blended Index(3)(5)	6.95	9.77	6.15
Morningstar Target-Date 2000-2014 Category Average	5.22	7.33	5.05

(1)	Class A shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A and C shares, for the periods prior to those dates, are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class A and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. Institutional Class shares were first sold on March 1, 2001.

(2)	After-tax returns are shown for Class A shares only and would be different for Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

(4)	The Manager and portfolio manager believe the Russell 3000 Index is a better representation of the universe of investment choices open to the Fund under its investment philosophy than the S&P 500 Index. The S&P 500 Index is also shown.

(5)	The weightings for this blended index as of March 31, 2007, were 41.9% Russell 3000 Index, 15.1% MSCI EAFE NDTR-D Index, and 43.0% Lehman Brothers Aggregate Bond Index. Effective March 31, 2008, the weightings for this blended index will be 40.9% Russell 3000 Index, 14.6% MSCI EAFE NDTR-D Index, and 44.5% Lehman Brothers Aggregate Bond Index.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

24 RISK/RETURN SUMMARY	Principal Investors Fund
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Principal LifeTime 2020 Fund

Principal Investment Strategies
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income Funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	10.00%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-7.86%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years	Life of Fund
Class A (before taxes)	-0.95	9.78	5.68
(after taxes on distributions)(2)	-2.14	8.94	4.92
(after taxes on distributions and sale of shares)(2)	-0.14	8.11	4.52
Class B	0.95	9.91	5.74
Class C	3.02	10.80	6.43
S&P 500 Index(3)	5.49	12.83	4.31
Lehman Brothers Aggregate Bond Index(3)	6.97	4.42	5.57
MSCI EAFE (Europe, Australia, Far East) Index – NDTR-D(3)	11.17	21.59	9.83
Russell 3000 Index(3)(4)	5.14	13.63	5.05
Principal LifeTime 2020 Blended Index(3)(5)	6.92	11.31	6.63
Morningstar Target-Date 2015-2029 Category Average	6.05	10.44	5.80

(1)	Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. Institutional Class shares were first sold on March 1, 2001.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

(4)	The Manager and portfolio manager believe the Russell 3000 Index is a better representation of the universe of investment choices open to the Fund under its investment philosophy than the S&P 500 Index. The S&P 500 Index is also shown.

(5)	The weightings for this blended index as of March 31, 2007, were 51.1% Russell 3000 Index, 19.4% MSCI EAFE NDTR-D Index, and 30.5% Lehman Brothers Aggregate Bond Index. Effective March 31, 2008, the weightings for this blended index will be 50.4% Russell 3000 Index, 19.1% MSCI EAFE NDTR-D Index, and 30.5% Lehman Brothers Aggregate Bond Index.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 25
www.PrincipalFunds.com

Principal LifeTime 2030 Fund

Principal Investment Strategies
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income Funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q2 ’ 03	11.09%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’ 02	-10.26%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years	Life of Fund
Class A (before taxes)	-0.04	10.71	5.67
(after taxes on distributions)(2)	-1.23	9.92	4.96
(after taxes on distributions and sale of shares)(2)	0.50	8.97	4.55
Class B	0.10	10.90	5.77
Class C	4.00	11.78	6.46
S&P 500 Index(3)	5.49	12.83	4.31
Lehman Brothers Aggregate Bond Index(3)	6.97	4.42	5.57
MSCI EAFE (Europe, Australia, Far East) Index – NDTR-D(3)	11.17	21.59	9.83
Russell 3000 Index(3)(4)	5.14	13.63	5.05
Principal LifeTime 2030 Blended Index(3)(5)	6.86	12.24	6.75
Morningstar Target-Date 2030+ Category Average	6.54	12.61	6.03

(1)	Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. Institutional Class shares were first sold on March 1, 2001.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

(4)	The Manager and portfolio manager believe the Russell 3000 Index is a better representation of the universe of investment choices open to the Fund under its investment philosophy than the S&P 500 Index. The S&P 500 Index is also shown.

(5)	The weightings for this blended index as of March 31, 2007, were 57.3% Russell 3000 Index, 22.5% MSCI EAFE NDTR-D Index, and 20.2% Lehman Brothers Aggregate Bond Index. Effective March 31, 2008, the weightings for this blended index will be 56.7% Russell 3000 Index, 22.3% MSCI EAFE NDTR-D Index, and 21.0% Lehman Brothers Aggregate Index.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

26 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Principal LifeTime 2040 Fund

Principal Investment Strategies
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income Funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	12.13%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-12.37%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years	Life of Fund
Class A (before taxes)	0.69	11.31	5.92
(after taxes on distributions)(2)	-0.45	10.52	5.22
(after taxes on distributions and sale of shares)(2)	1.00	9.52	4.78
Class B	0.72	11.47	6.00
Class C	4.87	12.37	6.70
S&P 500 Index(3)	5.49	12.83	4.31
Lehman Brothers Aggregate Bond Index(3)	6.97	4.42	5.57
MSCI EAFE (Europe, Australia, Far East) Index — NDTR-D(3)	11.17	21.59	9.83
Russell 3000 Index(3)(4)	5.14	13.63	5.05
Principal LifeTime 2040 Blended Index(3)(5)	6.79	13.12	6.89
Morningstar Target-Date 2030+ Category Average	6.54	12.61	6.03

(1)	Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. Institutional Class shares were first sold on March 1, 2001.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

(4)	The Manager and portfolio manager believe the Russell 3000 Index is a better representation of the universe of investment choices open to the Fund under its investment philosophy than the S&P 500 Index. The S&P 500 Index is also shown.

(5)	The weightings for this blended index as of March 31, 2007, were 61.8% Russell 3000 Index, 24.7% MSCI EAFE NDTR-D Index, and 13.5% Lehman Brothers Aggregate Bond Index. Effective March 31, 2008, the weightings for this blended index will be 61.4% Russell 3000 Index, 24.6% MSCI EAFE NDTR-D Index, and 14.0% Lehman Brothers Aggregate Bond Index.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 27
www.PrincipalFunds.com

Principal LifeTime 2050 Fund

Principal Investment Strategies
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income Funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	13.25%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-14.98%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years	Life of Fund
Class A (before taxes)	0.81	11.85	5.27
(after taxes on distributions)(2)	-0.38	11.20	4.69
(after taxes on distributions and sale of shares)(2)	1.15	10.10	4.29
Class B	0.88	12.74	6.13
Class C	4.95	13.00	6.14
S&P 500 Index(3)	5.49	12.83	4.31
Lehman Brothers Aggregate Bond Index(3)	6.97	4.42	5.57
MSCI EAFE (Europe, Australia, Far East) Index-NDTR-D(3)	11.17	21.59	9.83
Russell 3000 Index(3)(4)	5.14	13.63	5.05
Principal LifeTime 2050 Blended Index(3)(5)	6.80	14.08	6.99
Morningstar Target-Date 2030+ Category Average	6.54	12.61	6.03

(1)	Class A shares commenced operations on June 28, 2005, Class B shares commenced operations on March 15, 2006, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. Institutional Class shares were first sold on March 1, 2001.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

(4)	The Manager and portfolio manager believe the Russell 3000 Index is a better representation of the universe of investment choices open to the Fund under its investment philosophy than the S&P 500 Index. The S&P 500 Index is also shown.

(5)	The weightings for this blended index as of March 31, 2007, were 64.2% Russell 300 Index, 25.8% MSCI EAFE NDTR-D Index, and 10.0% Lehman Brothers Aggregate Bond Index. Effective March 31, 2008, the weightings for this blended index will be 64.2% Russell 300 Index, 25.8% MSCI EAFE NDTR-D Index, and 10.0% Lehman Brothers Aggregate Bond Index.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

28 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Fees and Expenses of the Principal LifeTime Funds
The following tables show the operating expenses (expressed as a percentage of average daily net assets) incurred by the Class A, Class B and Class C shares of the Principal LifeTime Funds during the fiscal year ended October 31, 2007. The tables also show the amount of expenses (expressed as a percentage of average daily net assets) indirectly incurred by the Principal LifeTime Funds through their investments in the underlying funds based on expenses of the underlying funds for the fiscal year ended October 31, 2007.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Class A Shares
							Principal
	Principal	Principal	Principal	Principal	Principal		LifeTime
	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime		Strategic
	2010	2020	2030	2040	2050		Income
For the year ended October 31, 2007	Fund(1)	Fund(1)	Fund(1)	Fund(1)	Fund(1)		Fund(1)

Management Fees	0.1225%	0.1225%	0.1225%	0.1225%	0.1225%		0.1225%
12b-1 Fees	0.2500	0.2500	0.2500	0.2500	0.2500		0.2500
Other Expenses	0.2100	0.2600	0.3900	0.5600	0.7300		0.3000

Total Gross Operating Fees and Expenses	0.5825%	0.6325%	0.7625%	0.9325%	1.1025	%(2)	0.6725	%(2)
Expense Reimbursement at Principal LifeTime Fund Level	0.0825	0.1325	0.2625	0.4325	0.6025		0.1725

Net Operating Fees and Expenses	0.5000%	0.5000%	0.5000%	0.5000%	0.5000%		0.5000%
Acquired Fund (Underlying Fund) Operating Expenses	0.6500	0.7000	0.7300	0.7500	0.7600		0.5500

Total Annual Fund Operating Expenses	1.1500%	1.2000%	1.2300%	1.2500%	1.2600%		1.0000%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class A shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses, not including underlying fund expenses, (expressed as a percent of average net assets on an annualized basis) not to exceed 0.50% for Class A shares.

(2)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Class B Shares
						Principal
	Principal	Principal	Principal	Principal		LifeTime
	LifeTime	LifeTime	LifeTime	LifeTime		Strategic
	2020	2030	2040	2050		Income
For the year ended October 31, 2007	Fund(1)	Fund(1)	Fund(1)	Fund(1)		Fund(1)

Management Fees	0.1225%	0.1225%	0.1225%	0.1225%		0.1225%
12b-1 Fees	1.0000	1.0000	1.0000	1.0000		1.0000
Other Expenses	0.4300	0.5400	0.7300	1.9100		4.4500

Total Gross Operating Fees and Expenses	1.5525%	1.6625%	1.8525%	3.0325	%(2)	5.5725	%(2)
Expense Reimbursement at Principal LifeTime Fund Level	0.3025	0.4125	0.6025	1.7825		4.3225

Net Operating Fees and Expenses	1.2500%	1.2500%	1.2500%	1.2500%		1.2500%
Acquired Fund (Underlying Fund) Operating Expenses	0.7000	0.7300	0.7500	0.7600		0.5500

Total Annual Fund Operating Expenses	1.9500%	1.9800%	2.0000%	2.0100%		1.8000%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class B shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses, not including underlying fund expenses, (expressed as a percent of average net assets on an annualized basis) not to exceed 1.25% for Class B shares.

(2)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Principal Investors Fund	RISK/RETURN SUMMARY 29
www.PrincipalFunds.com

Class C Shares
							Principal
	Principal	Principal	Principal	Principal	Principal		LifeTime
	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime		Strategic
	2010	2020	2030	2040	2050		Income
For the year ended October 31, 2007	Fund(1)	Fund(1)	Fund(1)	Fund(1)	Fund(1)		Fund(1)

Management Fees	0.1225%	0.1225%	0.1225%	0.1225%	0.1225%		0.1225%
12b-1 Fees	1.0000	1.0000	1.0000	1.0000	1.0000		1.0000
Other Expenses	1.1400	1.0900	1.0600	2.3400	4.1900		2.3600

Total Gross Fund Operating Fees and Expenses	2.2625%	2.2125%	2.1825%	3.4625%	5.3125	%(2)	3.4825	%(2)
Fee Reduction and/or Expense Reimbursement at Principal LifeTime Fund level	1.0125	0.9625	0.9325	2.2125	4.0625		2.2325

Net Operating Fees and Expenses	1.2500%	1.2500%	1.2500%	1.2500%	1.2500%		1.2500%
Acquired Fund (“Underlying Fund”) Operating Expenses	0.6500	0.7000	0.7300	0.7500	0.7600		0.5500

Total Annual Fund Operating Expenses	1.9000%	1.9500%	1.9800%	2.0000%	2.0100%		1.8000%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses, not including underlying fund expenses, (expressed as a percent of average net assets on an annualized basis) not to exceed 1.25% for Class C shares.

(2)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year ant that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class A Shares
	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Principal LifeTime 2010 Fund	$661	$911	$1,181	$1,951	$661	$911	$1,181	$1,951
Principal LifeTime 2020 Fund	666	935	1,226	2,053	666	935	1,226	2,053
Principal LifeTime 2030 Fund	668	967	1,292	2,209	668	967	1,292	2,209
Principal LifeTime 2040 Fund	670	1,005	1,369	2,390	670	1,005	1,369	2,390
Principal LifeTime 2050 Fund	671	1,039	1,440	2,558	671	1,039	1,440	2,558
Principal LifeTime Strategic Income Fund	547	787	1,047	1,792	547	787	1,047	1,792

Class B Shares
	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Principal LifeTime 2020 Fund	$698	$1,070	$1,374	$2,327	$198	$670	$1,174	$2,327
Principal LifeTime 2030 Fund	701	1,100	1,433	2,467	201	700	1,233	2,467
Principal LifeTime 2040 Fund	703	1,142	1,519	2,659	203	742	1,319	2,659
Principal LifeTime 2050 Fund	704	1,368	1,980	3,467	204	968	1,780	3,467
Principal LifeTime Strategic Income Fund	683	1,767	2,796	4,625	183	1,367	2,597	4,625

30 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Class C Shares
	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Principal LifeTime 2010 Fund	$293	$790	$1,430	$3,151	$193	$790	$1,430	$3,151
Principal LifeTime 2020 Fund	298	795	1,435	3,155	198	795	1,435	3,155
Principal LifeTime 2030 Fund	301	799	1,438	3,157	201	799	1,438	3,157
Principal LifeTime 2040 Fund	303	1,043	1,935	4,226	203	1,043	1,935	4,226
Principal LifeTime 2050 Fund	304	1,380	2,599	5,534	204	1,380	2,599	5,534
Principal LifeTime Strategic Income Fund	283	988	1,848	4,071	183	988	1,848	4,071

Principal Investors Fund	RISK/RETURN SUMMARY 31
www.PrincipalFunds.com

Equity Income Fund I
(effective 06/13/2008, this Fund will be known as Equity Income Fund)

Sub-Advisor(s):	Edge Asset Management, Inc. (“Edge”)

Objective:	The Fund seeks to provide a relatively high level of current income and long-term growth of income and capital.

Investor Profile:	The Fund may be an appropriate investment for investors who seek dividends to generate income or to be reinvested for growth and who can accept fluctuations in the value of investments and the risks of investing in REIT securities, below-investment grade bonds, or foreign securities.

Main Strategies and Risks
The Fund invests primarily (normally at least 80% of its net assets plus any borrowings for investment purposes) in dividend-paying common stocks and preferred stocks. The Fund may invest in fixed-income securities of any maturity, including mortgage-backed securities, U.S. government securities, and asset-backed securities. The Fund may also invest up to 20% of its assets in below-investment-grade fixed-income securities (sometimes called “junk bonds”). The Fund may purchase or sell U.S. government securities or collateralized mortgage obligations on a “when-issued” or “delayed-delivery” basis in an aggregate of up to 20% of the market value of its total net assets. The Fund may invest up to 20% of its assets in real estate investment trust (“REIT”) securities. The Fund may write (sell) covered call options. The Fund may invest up to 25% of its assets in securities of foreign issuers.

The Fund’s investments may also include convertible securities, repurchase agreements, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”).

In selecting investments for the Fund, Edge looks for investments that provide regular income in addition to some opportunity for capital appreciation. Equity investments are typically made in ”value” stocks currently selling for less than Edge believes they are worth.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Fixed-Income Securities Risk
•	Underlying Fund Risk
•	U.S. Government Sponsored Securities Risk

•	Real Estate Securities Risk

•	Value Stock Risk
•	Foreign Securities Risk
•	High Yield Securities Risk

•	Securities Lending Risk

•	U.S. Government Securities Risk
•	Derivatives Risk
•	Exchange Rate Risk
•	Prepayment Risk

Edge has provided investment advice to the Fund since the Fund’s inception.

32 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	15.72%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-14.83%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years	10 Years
Class A (before taxes)	-1.05	14.36	8.94
(after taxes on distributions)(2)	-3.07	13.35	7.34
(after taxes on distributions and sale of shares)(2)	0.92	12.41	7.01
Class B	-0.83	14.43	8.80
Class C	2.99	14.76	8.70
S&P 500 Index(3)	5.49	12.83	5.91
S&P 500/Citigroup Value Index(3)(4)	1.99	14.96	6.67
Morningstar Large Value Category Average	1.42	13.16	6.67

(1)	The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on May 31, 1939.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

(4)	Until December 16, 2005, when Standard & Poor’s changed the name of the index and its calculation methodology, the index was called the S&P 500/Barra Value Index.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 33
www.PrincipalFunds.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class A	Class B	Class C
Management Fees	0.51%	0.51%	0.51%
12b-1 Fees	0.25	1.00	1.00
Other Expenses	0.08	0.17	0.10

Total Annual Fund Operating Expenses	0.84%	1.68%	1.61%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10

Class A	$631	$803	$990	$1,530	$631	$803	$990	$1,530
Class B	671	930	1,113	1,763	171	530	913	1,763
Class C	264	508	876	1,911	164	508	876	1,911

34 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Disciplined LargeCap Blend Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in larger, established companies.

Main Strategies and Risks
The Fund invests primarily in common stocks of large capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Standard & Poor’s (“S&P”) 500 Index (as of December 31, 2007 this range was between approximately $0.7 billion and $511.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock.

In selecting securities for investment, the Sub-Advisor, PGI, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a “blend” of stocks with these characteristics. In managing the assets of the Fund, PGI does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their expected investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.

PGI believes that changes in market expectations drive stock prices. Early identification of improving business fundamentals, early identification of positive change in expectations regarding future profitability of companies and paying prices that are below “fair value” for these stocks will result in investment management success. PGI’s investment process seeks to systematically identify stocks with desirable characteristics and combine these stocks in a risk-managed portfolio to maximize return potential by controlling risk.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Underlying Fund Risk
•	Active Trading Risk

•	Derivatives Risk

•	Growth Stock Risk

•	Securities Lending Risk

•	Market Segment (LargeCap) Risk
•	Value Stock Risk

Principal Investors Fund	RISK/RETURN SUMMARY 35
www.PrincipalFunds.com

PGI has been the Fund’s Sub-Advisor since December 30, 2002.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q2’ 03	14.82%
Lowest return for a quarter during the period of the bar chart above:	Q1’ 03	-3.45%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years	Life of Fund
Class A (before taxes)	0.88	11.75	11.75
(after taxes on distributions)(2)	-0.92	10.95	10.94
(after taxes on distributions and sale of shares)(2)	3.02	10.12	10.12
Class B	1.01	11.81	12.06
Class C	4.74	12.24	12.23
S&P 500 Index(3)	5.49	12.83	12.83
Morningstar Large Blend Category Average	6.16	12.63	12.35

(1)	Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. Institutional Class shares were first sold on December 30, 2002.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

36 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class A	Class B	Class C(1)

Management Fees	0.56%	0.56%	0.56%
12b-1 Fees	0.25	1.00	1.00
Other Expenses	0.14	0.35	1.42

Total Annual Fund Operating Expenses	0.95%	1.91%	2.98%
Expense Reimbursement	N/A	N/A	1.16

Net Expenses	0.95%	1.91%	1.82%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.82% for Class C.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10

Class A	$642	$836	$1,047	$1,652	$642	$836	$1,047	$1,652
Class B	694	1,000	1,232	1,982	194	600	1,032	1,982
Class C	285	794	1,448	3,203	185	794	1,448	3,203

Principal Investors Fund	RISK/RETURN SUMMARY 37
www.PrincipalFunds.com

Partners LargeCap Blend Fund
(effective 06/13/2008, this Fund will be known as LargeCap Blend Fund II)

Sub-Advisor(s):	T. Rowe Price Associates, Inc. (“T. Rowe Price”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in an aggressively managed portfolio of common stocks, but who prefer investing in larger, established companies.

Main Strategies and Risks
The Fund pursues its investment objective by investing primarily in equity securities of U.S. companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of companies with large market capitalizations (those with market capitalizations within the range of companies in the S&P 500 Index (as of December 31, 2007 this range was between approximately $0.7 billion and $511.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock.

The Fund will generally remain fully invested (less than 5% cash reserves) and will have approximately the same industry weightings as compared to the S&P 500 Index. While the majority of assets will be invested in large-capitalization U.S. common stocks, small- and mid-capitalization stocks and foreign stocks (up to 25% of total assets) may also be purchased in keeping with Fund objectives. Securities may be sold for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The market capitalization of companies in the Fund’s portfolio and the S&P 500 Index will change over time, and the Fund will not automatically sell or cease to purchase a stock of a company it already owns just because the company’s market capitalization grows or falls outside of the index range. In addition, the Fund has the ability to purchase stocks whose market capitalization falls below the range of companies in the S&P 500 Index.

T. Rowe Price uses a disciplined portfolio construction process whereby it weights each sector approximately the same as the S&P 500 Index. Individual holdings within each sector, and their weights within the portfolio, can vary substantially from the S&P 500 Index. T. Rowe Price generally purchases for the Fund securities issued by companies in the S&P 500 Index, and therefore, its stock selection process will result in the purchase of both growth and value stocks.

A team of T. Rowe Price equity analysts is directly responsible for selecting stocks for the Fund. Analysts select stocks from the industries they cover based on rigorous fundamental analysis that assesses the quality of the business franchise, earnings growth potential for the company, and stock valuation. The Fund seeks to take full advantage of the analysts’ focused expertise in their industries. A team of portfolio managers supervises the analysts and has the responsibility for the overall structure of the Fund and coordinating Fund investments. They also oversee the quantitative analysis that helps the analysts manage their industry-specific portfolios.

In pursuing its investment objective, the Fund’s management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and foreign currencies; as an efficient means of increasing or decreasing fund overall exposure to a specific part or broad segment of the U.S. or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices, and foreign currencies.

38 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Derivatives Risk
•	Value Stock Risk

•	Securities Lending Risk

•	Market Segment (LargeCap) Risk
•	Growth Stock Risk

T. Rowe Price became Sub-Advisor to the Fund effective March 9, 2004.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	14.02%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-15.58%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years	Life of Fund
Class A (before taxes)	-0.79	9.94	3.22
(after taxes on distributions)(2)	-2.42	8.93	2.47
(after taxes on distributions and sale of shares)(2)	1.01	8.42	2.56
Class B	-0.36	10.15	3.36
Class C	3.37	10.35	3.30
S&P 500 Index(3)	5.49	12.83	3.30
Morningstar Large Blend Category Average	6.16	12.63	2.59

(1)	Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. Institutional Class shares were first sold on December 6, 2000.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 39
www.PrincipalFunds.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class A	Class B	Class C(1)

Management Fees	0.74%	0.74%	0.74%
12b-1 Fees	0.25	1.00	1.00
Other Expenses	0.42	0.36	5.45

Total Annual Fund Operating Expenses(2)	1.41%	2.10%	7.19%
Expense Reimbursement	N/A	N/A	4.99

Net Expenses	1.41%	2.10%	2.20%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 2.20% for Class C.

(2)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10

Class A	$686	$972	$1,279	$2,148	$686	$972	$1,279	$2,148
Class B	713	1,058	1,329	2,255	213	658	1,129	2,255
Class C	323	1,596	2,991	6,219	223	1,596	2,991	6,219

40 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Partners LargeCap Blend Fund I
(effective 06/13/2008, this Fund will be known as LargeCap Blend Fund I)

Sub-Advisor(s):	Goldman Sachs Asset Management, L.P. (“GSAM”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in larger, established companies.

Main Strategies and Risks
The Fund seeks its objective through investment in a broadly diversified portfolio of large cap and blue chip equity investments representing all major sectors of the U.S. economy. Under normal market conditions, the Fund invests at least 80% of its assets (not including securities lending collateral and any investment of that collateral) in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the S&P 500 Index (as of December 31, 2007, the range was between approximately $0.7 billion and $511.9 billion)) measured at the time of purchase. Market capitalization is defined as total current market value of a company’s publicly-issued securities. Up to 25% of Fund assets may be invested in foreign securities.

GSAM seeks to outperform the S&P 500 Index by overweighting stocks that it believes are more likely to outperform the benchmark while underweighting stocks that it believes will lag the Index. GSAM seeks to add value from stock selection rather than sector rotation strategies or market timing. Its approach is to combine traditional fundamental analysis with sophisticated quantitative modeling and to carefully construct and manage the risk in the portfolio.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Active Trading Risk
•	Underlying Fund Risk

•	Securities Lending Risk

•	Derivatives Risk
•	Value Stock Risk
•	Exchange Rate Risk
•	Market Segment (LargeCap) Risk
•	Growth Stock Risk
•	Foreign Securities Risk

GSAM became Sub-Advisor to the Fund on December 16, 2002.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	14.32%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-17.59%

Principal Investors Fund	RISK/RETURN SUMMARY 41
www.PrincipalFunds.com

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years	Life of Fund
Class A (before taxes)	-3.94	9.95	-0.37
(after taxes on distributions)(2)	-4.41	9.76	-0.55
(after taxes on distributions and sale of shares)(2)	-1.93	8.66	-0.36
Class B	-4.34	9.97	-0.43
Class C	-0.07	10.31	-0.39
S&P 500 Index(3)	5.49	12.83	3.30
Morningstar Large Blend Category Average	6.16	12.63	2.59

(1)	Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class A	Class B	Class C(1)
Management Fees	0.44%	0.44%	0.44%
12b-1 Fees	0.25	1.00	1.00
Other Expenses	0.42	0.71	7.06

Total Annual Fund Operating Expenses	1.11%	2.15%	8.50%
Expense Reimbursement	N/A	N/A	6.60

Net Expenses	1.11%	2.15%	1.90%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.90% for Class C.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class A	$657	$883	$1,128	$1,827	$657	$883	$1,128	$1,827
Class B	718	1,073	1,354	2,218	218	673	1,154	2,218
Class C	293	1,790	3,383	6,903	193	1,790	3,383	6,903

42 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

LargeCap Growth Fund

Sub-Advisor(s):	Columbus Circle Investors (“CCI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks
The Fund invests primarily in common stocks and other equity securities of large capitalization companies with strong earnings growth potential. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000® Growth Index (as of December 31, 2007 this range was between approximately $0.6 billion and $527.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. To meet its investment objective, the Fund may invest in initial public offerings.

CCI uses a bottom-up approach (focusing on individual stock selection rather than forecasting market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on the premise that companies doing better than expected will have rising securities prices, while companies producing less than expected results will not. CCI refers to its discipline as positive momentum and positive surprise.

Through in depth analysis of company fundamentals in the context of the prevailing economic environment, CCI’s team of investment professionals selects companies that meet the criteria of positive momentum in a company’s progress and positive surprise in reported results.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Underlying Fund Risk
•	Exchange Rate Risk

•	Securities Lending Risk

•	Derivatives Risk
•	Active Trading Risk
•	Foreign Securities Risk
•	Market Segment (LargeCap) Risk
•	Growth Stock Risk
•	Initial Public Offerings Risk

Principal Investors Fund	RISK/RETURN SUMMARY 43
www.PrincipalFunds.com

CCI became the Fund’s Sub-Advisor on January 5, 2005.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	13.65%
Lowest return for a quarter during the period of the bar chart above:	Q1 ’01	-23.34%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years		Life of Fund
Class A (before taxes)	15.61	14.42	(2)	-0.24	(2)
(after taxes on distributions)(3)	15.31	14.30	(2)	-0.32	(2)
(after taxes on distributions and sale of shares)(3)	10.55	12.68	(2)	-0.22	(2)
Class B	16.19	14.56	(2)	-0.26	(2)
Class C	20.27	14.71	(2)	-0.35	(2)
Russell 1000 Growth Index(4)	11.81	12.11		0.23
Morningstar Large Growth Category Average	13.35	12.75		0.15

(1)	Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	During 2003, the Fund processed a significant (relative to the net assets of the Advisors Preferred Class) “As Of” transaction that resulted in a gain to the remaining shareholders of the Advisors Preferred Class. Had this gain not been recognized, the total return shown would have been lower.

(3)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(4)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

44 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class A(1)	Class B(1)	Class C(1)

Management Fees	0.62%	0.62%	0.62%
12b-1 Fees	0.25	1.00	1.00
Other Expenses	0.34	0.52	0.82

Total Annual Fund Operating Expenses(2)	1.21%	2.14%	2.44%
Expense Reimbursement	—	—	0.41

Net Expenses	1.21%	2.14%	2.03%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class A, Class B, and Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.28% for Class A, 2.26% for Class B, and 2.03% for Class C shares, respectively.

(2)	Expense information has been restated to reflect current fees. Effective January 16, 2007, the Fund’s management fees were increased.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10

Class A	$667	$913	$1,178	$1,935	$667	$913	$1,178	$1,935
Class B	717	1,070	1,349	2,235	217	670	1,149	2,235
Class C	306	715	1,257	2,740	206	715	1,257	2,740

Principal Investors Fund	RISK/RETURN SUMMARY 45
www.PrincipalFunds.com

Partners LargeCap Growth Fund I
(effective 06/13/2008, this Fund will be known as LargeCap Growth Fund I)

Sub-Advisor(s):	T. Rowe Price Associates, Inc. (“T. Rowe Price”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks
The Fund seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies with large market capitalizations that exhibit strong growth and free cash flow potential. These companies are generally characterized as “growth” companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with market capitalizations within the range of companies in the Russell 1000® Growth Index (as of December 31, 2007, this range was between approximately $0.6 billion and $527.8 billion) at the time of purchase. The Fund’s investments in foreign companies will be limited to 25% of its total assets. The Fund may also purchase futures and options, in keeping with Fund objectives.

The market capitalization of companies in the Fund’s portfolio and the Russell index will change over time, and the Fund will not automatically sell or cease to purchase the stock of a company it already owns just because the company’s market capitalization grows or falls outside of the index range.

T. Rowe Price generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

In pursuing its investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities. The Fund may actively trade securities in an attempt to achieve its investment objective.

Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and foreign currencies; as an efficient means of increasing or decreasing overall fund exposure to a specific part or broad segment of the U.S. or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices and foreign currencies.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Exchange Rate Risk
•	Foreign Securities Risk
•	Derivatives Risk
•	Growth Stock Risk
•	Underlying Fund Risk
•	Market Segment (LargeCap) Risk
•	Active Trading Risk
•	Securities Lending Risk

46 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

T. Rowe Price became the Sub-Advisor to the Fund on August 24, 2004.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	12.68%
Lowest return for a quarter during the period of the bar chart above:	Q1 ’01	-18.16%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years	Life of Fund
Class A (before taxes)	1.44	8.77	-1.91
(after taxes on distributions)(2)	0.69	8.28	-2.23
(after taxes on distributions and sale of shares)(2)	1.79	7.54	-1.66
Class B	1.34	8.83	-1.89
Class C	6.88	9.50	-1.63
Russell 1000 Growth Index(3)	11.81	12.11	0.23
Morningstar Large Growth Category Average	13.35	12.75	0.15

(1)	Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. Institutional Class shares were first sold on December 6, 2000.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 47
www.PrincipalFunds.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as of a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class A	Class B	Class C(1)

Management Fees	0.73%	0.73%	0.73%
12b-1 Fees	0.25	1.00	1.00
Other Expenses	0.61	0.77	12.03

Total Annual Fund Operating Expenses	1.59%	2.50%	13.76%
Expense Reimbursement	N/A	N/A	11.56

Net Expenses	1.59%	2.50%	2.20%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 2.20% for Class C.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class A	$703	$1,024	$1,368	$2,335	$703	$1,024	$1,368	$2,335
Class B	753	1,179	1,531	2,612	253	779	1,331	2,612
Class C	323	2,663	4,860	8,875	223	2,663	4,860	8,875

48 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Partners LargeCap Growth Fund II
(effective 06/13/2008, this Fund will be known as LargeCap Growth Fund II)

Sub-Advisor(s):	American Century Investment Management, Inc. (“American Century”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks
Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index (as of December 31, 2007, the range was between approximately $0.6 billion and $527.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock.

American Century selects stocks of larger-sized companies it believes will increase in value over time using a growth investment strategy it developed. In implementing this strategy, American Century uses a bottom-up approach to stock selection. This means that American Century makes investment decisions based primarily on its analysis of individual companies, rather than on broad economic forecasts. Management of the Fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues, and/or cash flow.

Using its extensive computer database, as well as other primary analytical research tools, American Century tracks financial information for individual companies to identify and evaluate trends in earnings, revenues, and other business fundamentals. Under normal market conditions, the Fund’s portfolio will primarily consist of securities of companies demonstrating business improvement. Analytical indicators helping to identify signs of business improvement could include accelerating earnings or revenue growth rates, increasing cash flows, or other indications of the relative strength of a company’s business. These techniques help American Century buy or hold the stocks of companies it believes have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.

Although American Century intends to invest the Fund’s assets primarily in U.S. stocks, the Fund may invest up to 25% of its assets in securities of foreign companies. Most of the Fund’s foreign investments are in companies located and doing business in developed countries.

American Century does not attempt to time the market. Instead, under normal market conditions, it intends to keep the Fund essentially fully invested in stocks regardless of the movement of stock prices generally. When American Century believes it is prudent, the Fund may invest a portion of its assets in debt securities, options, preferred stock and equity equivalent securities, such as convertible securities, stock futures contracts, or stock index futures contracts. Futures contracts, a type of derivative security, can help the Fund’s cash assets remain liquid while performing more like stocks.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk

•	Foreign Exchange Rate Risk

•	Securities Lending Risk

•	Derivatives Risk
•	Growth Stock Risk
•	Market Segment (LargeCap) Risk
•	Foreign Securities Risk

American Century has been the Fund’s Sub-Advisor since December 6, 2000.

Principal Investors Fund	RISK/RETURN SUMMARY 49
www.PrincipalFunds.com

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	14.31%
Lowest return for a quarter during the period of the bar chart above:	Q1 ’01	-19.74%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years	Life of Fund
Class A (before taxes)	10.99	10.92	-0.75
(after taxes on distributions)(2)	8.49	9.91	-1.39
(after taxes on distributions and sale of shares)(2)	8.34	9.15	-0.87
Class C	15.50	11.32	-0.72
Russell 1000 Growth Index(3)	11.81	12.11	0.23
Morningstar Large Growth Category Average	13.35	12.75	0.15

(1)	Class A shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A and C shares, for the periods prior to those dates, are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class A and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. Institutional Class shares were first sold on December 6, 2000.

(2)	After-tax returns are shown for Class A shares only and would be different for Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

50 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class A(1)	Class C(1)
Management Fees	0.94%	0.94%
12b-1 Fees	0.25	1.00
Other Expenses	3.29	15.57

Total Annual Fund Operating Expenses(2)	4.48%	17.51%
Expense Reimbursement(2)	2.78	15.06

Net Expenses	1.70%	2.45%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class A and Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.70% for Class A and 2.45% for Class C shares, respectively.

(2)	Expense information has been restated to reflect current fees. Effective October 31, 2007, the Fund’s management fees were decreased. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class A	$713	$1,552	$2,444	$4,716	$713	$1,552	$2,444	$4,716
Class C	348	3,230	5,713	9,662	248	3,230	5,713	9,662

Principal Investors Fund	RISK/RETURN SUMMARY 51
www.PrincipalFunds.com

LargeCap S&P 500 Index Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive, rather than active, management style.

Main Strategies and Risks
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies that compose the S&P 500 Index. PGI attempts to mirror the investment performance of the Index by allocating the Fund’s assets in approximately the same weightings as the S&P 500. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. As of December 31, 2007, the market capitalization range of the Index was between approximately $0.7 billion and $511.9 billion. Over the long-term, PGI seeks a very close correlation between performance of the Fund, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Fund uses an indexing strategy and is not managed according to traditional methods of “active” investment management. Active management would include buying and selling securities based on economic, financial and investment judgment. Instead, the Fund uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, PGI focuses on tracking the S&P 500. PGI may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies, or reduce the effect of any long-term periods of poor stock performance.

The correlation between Fund and Index performance may be affected by the Fund’s expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Fund shares. The Fund may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.

Because of the difficulty and expense of executing relatively small stock trades, the Fund may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Fund’s portfolio may be weighted differently from the S&P 500, particularly if the Fund has a small level of assets to invest. In addition, the Fund’s ability to match the performance of the S&P 500 is affected to some degree by the size and timing of cash flows into and out of the Fund. The Fund is managed to attempt to minimize such effects.

PGI reserves the right to omit or remove any of the S&P 500 stocks from the Fund if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Fund if extraordinary events or financial conditions lead PGI to believe that it should not be a part of the Fund’s assets. PGI may also elect to omit any S&P 500 stocks from the Fund if such stocks are issued by an affiliated company.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Securities Lending Risk
•	Market Segment (LargeCap) Risk

NOTE:	“Standard & Poor’s 500” and “S&P 500®” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed by Principal. The Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

52 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	14.93%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-17.36%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years	Life of Fund
Class A (before taxes)	3.35	11.61	1.91
(after taxes on distributions)(2)	2.98	11.15	1.54
(after taxes on distributions and sale of shares)(2)	2.68	10.09	1.55
Class C	3.11	11.27	1.54
S&P 500 Index(3)	5.49	12.83	3.30
Morningstar Large Blend Category Average	6.16	12.63	2.59

(1)	Class A shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A and C shares, for the periods prior to those dates, are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class A and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are shown for Class A shares only and would be different for Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 53
www.PrincipalFunds.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class A	Class C(1)
Management Fees	0.15%	0.15%
12b-1 Fees	0.15	1.00
Other Expenses	0.37	2.50

Total Annual Fund Operating Expenses(2)	0.67%	3.65%
Expense Reimbursement	N/A	2.35

Net Expenses	0.67%	1.30%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.30% for Class C.

(2)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class A	$217	$361	$518	$972	$217	$361	$518	$972
Class C	232	862	1,653	3,726	132	862	1,653	3,726

54 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

LargeCap Value Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

Main Strategies and Risks
The Fund invests primarily in common stock and other equity securities of large capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000® Value Index, which as of December 31, 2007 ranged between approximately $0.5 billion and $527.8 billion) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities.

The Fund invests in stocks that, in the opinion of PGI, are undervalued in the marketplace at the time of purchase. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to the overall market. Securities for the Fund are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on four key elements:

•	determination that a stock is selling below its fair market value;
•	early recognition of changes in a company’s underlying fundamentals;
•	evaluation of the sustainability of fundamental changes; and
•	monitoring a stock’s behavior in the market to assess the timeliness of the investment.

The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Underlying Fund Risk
•	Exchange Rate Risk
•	Derivatives Risk
•	Active Trading Risk
•	Foreign Securities Risk
•	Market Segment (LargeCap) Risk
•	Value Stock Risk
•	Securities Lending Risk

Principal Investors Fund	RISK/RETURN SUMMARY 55
www.PrincipalFunds.com

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	15.20%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-15.15%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years	10 Years
Class A (before taxes)	-5.80	10.85	4.67
(after taxes on distributions)(2)	-7.32	9.97	4.02
(after taxes on distributions and sale of shares)(2)	-2.19	9.34	3.91
Class B	-5.88	11.04	4.83
Class C	-1.83	11.31	4.77
Russell 1000 Value Index(3)	-0.17	14.63	6.74
Morningstar Large Value Category Average	1.42	13.16	5.13

(1)	Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

56 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class A	Class B	Class C(1)
Management Fees	0.44%	0.44%	0.44%
12b-1 Fees	0.25	1.00	1.00
Other Expenses	0.25	0.57	6.82

Total Annual Fund Operating Expenses	0.94%	2.01%	8.26%
Expense Reimbursement	N/A	N/A	6.56

Net Expenses	0.94%	2.01%	1.70%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.70% for Class C.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class A	$641	$833	$1,041	$1,641	$641	$833	$1,041	$1,641
Class B	704	1,030	1,283	2,061	204	630	1,083	2,061
Class C	273	1,729	3,292	6,773	173	1,729	3,292	6,773

Principal Investors Fund	RISK/RETURN SUMMARY 57
www.PrincipalFunds.com

Partners LargeCap Value Fund
(effective 06/13/2008, this Fund will be known as LargeCap Value Fund III)

Sub-Advisor(s):	AllianceBernstein L.P. (“AllianceBernstein”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

Main Strategies and Risks
The Fund invests primarily in undervalued equity securities of companies among the 750 largest by market capitalization that the Sub-Advisor, AllianceBernstein, believes offer above-average potential for growth in future earnings. Under normal market conditions, the Fund generally invests at least 80% of its assets in companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000® Value Index (as of December 31, 2007, this range was between approximately $0.5 billion and $527.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

AllianceBernstein employs an investment strategy, generally described as “value” investing. The firm seeks securities that exhibit low financial ratios, can be acquired for less than what AllianceBernstein believes is the issuer’s intrinsic value, or whose price appears attractive relative to the value of the dividends expected to be paid by the issuer in the future.

Value oriented investing entails a strong “sell discipline” in that it generally requires the sale of securities that have reached their intrinsic value or a target financial ratio. Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to AllianceBernstein to have strong potential for capital appreciation or securities of “special situation” companies. A special situation company is one that AllianceBernstein believes has potential for significant future earnings growth but has not performed well in the recent past. These situations include companies with management changes, corporate or asset restructuring or significantly undervalued assets. For AllianceBernstein, identifying special situation companies and establishing an issuer’s intrinsic value involves fundamental research about such companies and issuers.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Underlying Fund Risk
•	Exchange Rate Risk
•	Derivatives Risk
•	Value Stock Risk

•	Securities Lending Risk

•	Market Segment (LargeCap) Risk
•	Foreign Securities Risk

AllianceBernstein has been the Fund’s Sub-Advisor since December 6, 2000.

58 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	15.40%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-18.59%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years	Life of Fund
Class A (before taxes)	-9.61	10.31	6.26
(after taxes on distributions)(2)	-10.68	9.62	5.66
(after taxes on distributions and sale of shares)(2)	-4.87	8.96	5.34
Class B	-9.56	10.34	6.37
Class C	5.88	10.71	6.33
Russell 1000 Value Index(3)	0.17	14.63	6.74
Morningstar Large Value Category Average	-1.42	13.16	5.13

(1)	Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. Institutional Class shares were first sold on December 6, 2000.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 59
www.PrincipalFunds.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class A	Class B	Class C(1)
Management Fees	0.76%	0.76%	0.76%
12b-1 Fees	0.25	1.00	1.00
Other Expenses	0.40	0.42	5.22

Total Annual Fund Operating Expenses	1.41%	2.18%	6.98%
Expense Reimbursement	N/A	N/A	4.73

Net Expenses	1.41%	2.18%	2.25%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 2.25% for Class C.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class A	$686	$972	$1,279	$2,148	$686	$972	$1,279	$2,148
Class B	721	1,082	1,369	2,318	221	682	1,169	2,318
Class C	328	1,565	2,926	6,101	228	1,565	2,926	6,101

60 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

West Coast Equity Fund

Sub-Advisor(s):	Edge Asset Management, Inc. (“Edge”)

Objective:	The Fund seeks to provide long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth, as well as the risks of investing in below-investment grade bonds and REIT securities.

Main Strategies and Risks
Under normal circumstances, at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) will be invested in the common stocks of small, medium, and large capitalization West Coast companies. The Sub-Advisor, Edge, defines West Coast companies to include those with: (i) principal executive offices located in the region, which includes Alaska, California, Oregon, and Washington; (ii) over 50% of their work force employed in the region; or (iii) over 50% of their sales within the region. While no individual fund is intended as a complete investment program, this is particularly true of the West Coast Equity Fund which could be adversely impacted by economic trends within this four-state area.

The Fund may invest up to 20% of its assets in both real estate investment trust (“REIT”) securities and below-investment-grade fixed-income securities (sometimes called “junk bonds”). The Fund may invest up to 25% of its net assets in U.S. dollar denominated securities of foreign issuers.

In selecting investments for the Fund, Edge selects equity securities based upon rigorous fundamental analysis that assesses the quality of each company’s business, earnings growth potential, and stock valuation. Edge seeks to invest in good businesses that are well-managed, hold competitive advantages and that generate high returns on invested capital. Also taken into consideration is the industry in which a company operates, its position in the marketplace and the barriers to entry to prevent further competition. Edge seeks to buy companies at attractive prices compared to their business value.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Geographic Concentration Risk
•	High Yield Securities Risk
•	Prepayment Risk
•	Exchange Rate Risk
•	Real Estate Securities Risk
•	Small Company Risk
•	Foreign Securities Risk
•	MidCap Stock Risk
•	Underlying Fund Risk
•	Securities Lending Risk

Edge has provided investment advice to the Fund since the Fund’s inception.

Principal Investors Fund	RISK/RETURN SUMMARY 61
www.PrincipalFunds.com

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q4 ’98	45.26%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’01	-25.14%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years	10 Years
Class A (before taxes)	2.50	14.68	11.80
(after taxes on distributions)(2)	1.39	14.19	10.62
(after taxes on distributions and sale of shares)(2)	3.15	12.89	9.98
Class B	2.47	14.66	11.62
Class C	6.49	14.98	11.46
Russell 3000 Index(3)	5.14	13.63	6.22
Morningstar Mid-Cap Blend Category Average	4.85	15.64	8.98

(1)	The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on November 24, 1986.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

62 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets.

For the year ended October 31, 2007	Class A	Class B	Class C
Management Fees	0.48%	0.48%	0.48%
12b-1 Fees	0.25	1.00	1.00
Other Expenses	0.10	0.26	0.26

Total Annual Fund Operating Expenses	0.83%	1.74%	1.74%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class A	$630	$800	$985	$1,519	$630	$800	$985	$1,519
Class B	677	948	1,144	1,811	177	548	944	1,811
Class C	277	548	944	2,052	177	548	944	2,052

Principal Investors Fund	RISK/RETURN SUMMARY 63
www.PrincipalFunds.com

MidCap Blend Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.

Main Strategies and Risks
The Fund invests primarily in common stocks and other equity securities of medium capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap® Index (as of December 31, 2007, this range was between approximately $0.5 billion and $42.1 billion) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities.

In selecting securities for investment, PGI looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a “blend” of stocks with these characteristics. In managing the assets of the Fund, PGI does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.

PGI believes that superior stock selection is the key to consistent out-performance. PGI seeks to achieve superior stock selection by systematically evaluating company fundamentals and in-depth original research.

PGI focuses its stock selections on established companies that it believes have a sustainable competitive advantage. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

The Fund may purchase securities issued as part of, or a short period after, companies’ initial public offerings and may at times dispose of those shares shortly after their acquisition.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	MidCap Stock Risk
•	Derivatives Risk
•	Growth Stock Risk
•	Initial Public Offerings Risk
•	Securities Lending Risk
•	Market Segment (MidCap) Risk
•	Value Stock Risk
•	Active Trading Risk

64 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	14.10%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’01	-10.77%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years	Life of Fund
Class A (before taxes)	3.05	14.40	8.60
(after taxes on distributions)(2)	1.48	13.27	7.79
(after taxes on distributions and sale of shares)(2)	3.90	12.50	7.40
Class B	3.74	15.23	9.28
Class C	7.07	14.75	8.60
Russell Midcap Index(3)	5.60	18.21	8.98
Morningstar Mid-Cap Blend Category Average	4.85	15.64	7.26

(1)	Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 65
www.PrincipalFunds.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class A(1)	Class B(1)	Class C(2)

Management Fees	0.64%	0.64%	0.64%
12b-1 Fees	0.25	1.00	1.00
Other Expenses	0.25	0.40	2.12

Total Annual Fund Operating Expenses(3)	1.14%	2.04%	3.76%
Expense Reimbursement	0.12	0.72	1.81

Net Expenses	1.02%	1.32%	1.95%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class A and Class B shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending June 30, 2008. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.02% for Class A shares and 1.32% for Class B shares, respectively.

(2)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.95% for Class C.

(3)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class A	$659	$892	$1,143	$1,860	$659	$892	$1,143	$1,860
Class B	696	1,032	1,295	2,146	196	632	1,095	2,146
Class C	298	954	1,760	3,866	198	954	1,760	3,866

66 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Partners MidCap Growth Fund
(effective 06/13/2008, this Fund will be known as MidCap Growth Fund III)

Sub-Advisor(s):	Turner Investment Partners, Inc. (“Turner”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks
The Fund invests primarily in common stocks and other equity securities of U.S. companies with strong earnings growth potential. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell Midcap Growth Index (as of December 31, 2007 this range was between approximately $0.6 billion and $42.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may purchase securities issued as part of, or a short period after, companies’ initial public offerings and may at times dispose of those shares shortly after their acquisition.

The Fund invests in securities of companies that are diversified across economic sectors. It attempts to maintain sector concentrations that approximate those of its current benchmark, the Russell Midcap Growth Index. The Fund is not an index fund and does not limit its investment to the securities of issuers in the Russell Midcap Growth Index. The Fund may invest up to 25% of its assets in securities of foreign companies.

Turner selects stocks that it believes have strong earnings growth potential. Turner invests in companies with strong earnings dynamics, and sells those with deteriorating earnings prospects. Turner believes forecasts for market timing and sector rotation are unreliable and introduce an unacceptable level of risk. As a result, under normal market conditions the Fund is fully invested.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Small Company Risk
•	Derivatives Risk
•	Growth Stock Risk
•	Initial Public Offerings Risk
•	Underlying Fund Risk
•	Market Segment (MidCap) Risk
•	Active Trading Risk
•	MidCap Stock Risk
•	Securities Lending Risk

Turner has been the Fund’s Sub-Advisor since December 6, 2000.

Principal Investors Fund	RISK/RETURN SUMMARY 67
www.PrincipalFunds.com

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	24.99%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’01	-31.51%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years	Life of Fund
Class A (before taxes)	16.82	17.72	0.88
(after taxes on distributions)(2)	15.68	17.37	0.67
(after taxes on distributions and sale of shares)(2)	12.48	15.66	0.74
Class B	17.61	17.95	0.93
Class C	22.36	18.30	1.01
Russell Midcap Growth Index(3)	11.43	17.90	4.05
Morningstar Mid-Cap Growth Category Average	15.09	16.33	2.88

(1)	Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

68 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class A(1)	Class B(1)	Class C(1)

Management Fees	0.99%	0.99%	0.99%
12b-1 Fees	0.25	1.00	1.00
Other Expenses	0.58	0.62	8.81

Total Annual Fund Operating Expenses(2)	1.82%	2.61%	10.80%
Expense Reimbursement	0.07	0.11	8.30

Net Expenses	1.75%	2.50%	2.50%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class A, Class B, and Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.75% for Class A, 2.50% for Class B and 2.50% for Class C shares, respectively.

(2)	Expense information has been restated to reflect current fees. Effective October 31, 2007, the Fund’s management fees were decreased. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10

Class A	$718	$1,084	$1,474	$2,563	$718	$1,084	$1,474	$2,563
Class B	753	1,199	1,574	2,742	253	799	1,374	2,742
Class C	353	2,228	4,107	7,929	253	2,228	4,107	7,929

Principal Investors Fund	RISK/RETURN SUMMARY 69
www.PrincipalFunds.com

Partners MidCap Growth Fund I
(effective 06/13/2008, this Fund will be known as MidCap Growth Fund III)

Sub-Advisor(s):	Mellon Capital Management Corporation (“Mellon Capital”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth and willing to accept the potential for short-term fluctuations in the value of their investments.

Main Strategies and Risks
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap® Growth Index (as of December 31, 2007, this range was between approximately $0.6 billion and $42.1 billion)) at the time of purchase. In the view of Mellon Capital, many medium-sized companies:

•	are in fast growing industries,
•	offer superior earnings growth potential, and
•	are characterized by strong balance sheets and high returns on equity.

The Fund may also hold investments in large and small capitalization companies, including emerging and cyclical growth companies. The Fund may invest up to 25% of its net assets in securities of foreign companies, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Mellon Capital uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. The securities held are generally characterized by strong earnings momentum measures and higher expected earnings per share growth.

The valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings “buy,” “sell,” or “hold.” The decision to buy, sell or hold is made by Mellon Capital based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security. In addition, Mellon Capital manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry.

The Fund may purchase securities issued as part of, or a short period after, companies’ initial public offerings and may at times dispose of those shares shortly after their acquisition.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Securities Lending Risk
•	Derivatives Risk
•	Growth Stock Risk
•	MidCap Stock Risk
•	Market Segment (MidCap) Risk
•	Initial Public Offerings Risk
•	Emerging Market Risk

70 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Mellon Capital has been the Fund’s Sub-Advisor since December 31, 2004.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q4 ’04	12.68%
Lowest return for a quarter during the period of the bar chart above:	Q2 ’06	-4.30%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	Life of Fund
Class A (before taxes)	3.89	9.06
(after taxes on distributions)(2)	1.17	7.29
(after taxes on distributions and sale of shares)(2)	3.83	7.18
Class C	8.13	9.75
Russell Midcap Growth Index(3)	11.43	12.40
Morningstar Mid-Cap Growth Category Average	15.09	11.62

(1)	Class A shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A and C shares, for the periods prior to those dates, are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class A and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. Institutional Class shares were first sold on December 29, 2003.

(2)	After-tax returns are shown for Class A shares only and would be different for Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 71
www.PrincipalFunds.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class A(1)	Class C(1)
Management Fees	1.00%	1.00%
12b-1 Fees	0.25	1.00
Other Expenses	1.20	26.20

Total Annual Fund Operating Expenses(2)	2.45%	28.20%
Expense Reimbursement	0.70	25.70

Net Expenses	1.75%	2.50%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class A and Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.75% for Class A and 2.50% for Class C shares, respectively.

(2)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class A	$718	$1,198	$1,714	$3,124	$718	$1,198	$1,714	$3,124
Class C	353	4,552	7,361	10,320	253	4,552	7,361	10,320

72 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

MidCap Stock Fund

Sub-Advisor(s):	Edge Asset Management, Inc. (“Edge”)

Objective:	The Fund seeks to provide long-term capital appreciation.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth and the risk of investing in REIT and foreign securities.

Main Strategies and Risks
The Fund invests primarily in common stocks of U.S. companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the S&P MidCap 400 Index, which as of December 31, 2007 ranged between approximately $0.3 billion and $12.4 billion at the time of purchase). Market capitalization is defined as total current market value of a company’s outstanding common stock.

The Fund may invest up to 20% of its assets in real estate investment trust (“REIT”) securities. The Fund may invest in fixed-income securities of any maturity, including mortgage-backed securities, and may invest up to 20% of its assets in below-investment-grade fixed-income securities (sometimes called ”junk bonds”). The Fund may also invest in money market instruments for temporary or defensive purposes.

The Fund may purchase or sell U.S. government securities and collateralized mortgage obligations on a “when-issued” or “delayed-delivery” basis in an aggregate of up to 20% of the market value of its total assets. The Fund may invest up to 25% of its assets in the securities of foreign issuers.

In selecting investments for the Fund, Edge looks for equity investments in companies that have solid management, a competitive advantage, and the resources to maintain superior cash flow and profitability over the long run. In determining whether securities should be sold, Edge considers factors such as high valuations relative to other investment opportunities and deteriorating short- or long-term business fundamentals or future growth prospects. The Fund will not necessarily dispose of a security merely because its issuer’s market capitalization is no longer in the range represented by the S&P MidCap 400 Index.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Small Company Risk
•	Underlying Fund Risk
•	MidCap Stock Risk
•	U.S. Government Securities Risk
•	Foreign Securities Risk
•	Real Estate Securities Risk
•	Exchange Rate Risk
•	High Yield Securities Risk

•	Securities Lending Risk

•	Market Segment (MidCap) Risk
•	Derivatives Risk
•	Fixed-Income Securities Risk
•	Prepayment Risk

Edge has provided investment advice to the Fund since the Fund’s inception.

Principal Investors Fund	RISK/RETURN SUMMARY 73
www.PrincipalFunds.com

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	13.83%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-13.58%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years	Life of Fund
Class A (before taxes)	-13.64	10.42	10.53
(after taxes on distributions)(2)	-15.65	9.36	9.64
(after taxes on distributions and sale of shares)(2)	-6.16	9.07	9.16
Class B	-13.31	10.32	10.26
Class C	-10.16	10.69	10.33
S&P MidCap 400 Index(3)	7.98	16.20	9.49
Morningstar Mid-Cap Blend Category Average	4.85	15.64	6.99

(1)	The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on March 1, 2000.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

74 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class A	Class B	Class C
Management Fees	0.75%	0.75%	0.75%
12b-1 Fees	0.25	1.00	1.00
Other Expenses	0.08	0.35	0.43

Total Annual Fund Operating Expenses	1.08%	2.10%	2.18%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class A	$654	$875	$1,113	$1,795	$654	$875	$1,113	$1,795
Class B	713	1,058	1,329	2,170	213	658	1,129	2,170
Class C	321	682	1,169	2,513	221	682	1,169	2,513

Principal Investors Fund	RISK/RETURN SUMMARY 75
www.PrincipalFunds.com

Partners MidCap Value Fund
(effective 06/13/2008, this Fund will be known as MidCap Value Fund II)

Sub-Advisor(s):	Neuberger Berman Management, Inc. (“Neuberger Berman”) and Jacobs Levy Equity Management, Inc. (“Jacobs Levy”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.

Main Strategies and Risks
The Fund invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with a medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap® Value Index (as of December 31, 2007, this range was between approximately $0.5 billion and $42.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. Companies may range from the well-established and well-known to the new and unseasoned. The Fund may invest up to 25% of its assets in securities of foreign companies.

Each of the Sub-Advisors selects stocks using a value oriented investment approach.

Neuberger Berman identifies value stocks in several ways. Factors it considers in identifying value stocks may include:

•	strong fundamentals, such as a company’s financial, operational, and competitive positions;
•	consistent cash flow; and
•	a sound earnings record through all phases of the market cycle.

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value. This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive.

Jacobs Levy selects stocks by using proprietary research that attempts to detect and take advantage of market inefficiencies. Its approach combines human insight and intuition, finance and behavioral theory, and quantitative and statistical methods in a proprietary process it refers to as “disentangling.” The disentangling process evaluates various market inefficiencies simultaneously, isolating each potential source of return. Jacobs Levy believes that disentangling provides more reliable predictions of future stock price behavior than simple single-factor analyses. Security valuation entails sophisticated modeling of large numbers of stocks and proprietary factors based on reasonable, intuitive relationships. The firm examines a wide range of data, including balance sheets and income statements, analyst forecasts, corporate management signals, economic releases, and security prices.

The Fund may purchase securities issued as part of, or a short period after, companies’ initial public offerings and may at times dispose of those shares shortly after their acquisition.

Principal determines the portion of the Fund’s assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor’s firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among Sub-Advisors will

76 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Small Company Risk
•	Initial Public Offerings Risk
•	Value Stock Risk
•	MidCap Stock Risk
•	Market Segment (MidCap) Risk

•	Securities Lending Risk

Neuberger Berman has been the Fund’s Sub-Advisor since December 6, 2000. Jacobs Levy was added as an additional Sub-Advisor on June 30, 2006.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q4 ’03	14.50%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-14.58%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years	Life of Fund
Class A (before taxes)	-7.85	13.41	8.15
(after taxes on distributions)(2)	-10.29	11.76	7.01
(after taxes on distributions and sale of shares)(2)	-4.08	11.22	6.75
Class B	7.63	13.78	8.32
Class C	-4.15	13.85	8.21
Russell Midcap Value Index(3)	-1.42	17.92	11.24
Morningstar Mid-Cap Value Category Average	0.83	15.55	8.91

(1)	Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. Institutional Class shares were first sold on December 6, 2000.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 77
www.PrincipalFunds.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class A(1)	Class B(1)	Class C(1)
Management Fees	0.99%	0.99%	0.99%
12b-1 Fees	0.25	1.00	1.00
Other Expenses	0.49	1.25	5.64

Total Annual Fund Operating Expenses(2)	1.73%	3.24%	7.63%
Expense Reimbursement	—	0.74	5.13

Net Expenses	1.73%	2.50%	2.50%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class A, Class B, and Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.75% for Class A, 2.50% for Class B, and 2.50% for Class C shares, respectively.

(2)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class A	$735	$1,125	$1,540	$2,703	$735	$1,125	$1,540	$2,703
Class B	753	1,317	1,818	3,131	253	917	1,618	3,131
Class C	353	1,702	3,159	6,477	253	1,702	3,159	6,477

78 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Real Estate Securities Fund

Sub-Advisor(s):	Principal Real Estate Investors, LLC (“Principal -REI”)

Objective:	The Fund seeks to generate a total return.

Investor Profile:	The Fund may be an appropriate investment for investors who seek a total return, want to invest in companies engaged in the real estate industry and can accept the potential for volatile fluctuations in the value of investments.

Main Strategies and Risks
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies principally engaged in the real estate industry. For purposes of the Fund’s investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies. The Fund may invest in smaller capitalization companies.

Real estate investment trusts (“REITs”) are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. REITs are characterized as:

•	equity REITs, which primarily own property and generate revenue from rental income;
•	mortgage REITs, which invest in real estate mortgages; and
•	hybrid REITs, which combine the characteristics of both equity and mortgage REITs.
In selecting securities for the Fund, the Sub-Advisor, Principal - REI, focuses on equity REITs.

The Fund may invest up to 25% of its assets in securities of foreign real estate companies. The Fund is “non-diversified,” which means that it may invest more of its assets in the securities of fewer issuers than diversified mutual funds. Thus, the Fund is subject to non-diversification risk.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Sector Risk
•	Prepayment Risk
•	Derivatives Risk
•	Exchange Rate Risk
•	Underlying Fund Risk
•	Non-Diversification Risk
•	Small Company Risk
•	Real Estate Securities Risk
•	Active Trading Risk
•	Securities Lending Risk

Principal Investors Fund	RISK/RETURN SUMMARY 79
www.PrincipalFunds.com

Principal-REI has been the Fund’s Sub-Advisor since December 6, 2000.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q4 ’04	17.31%
Lowest return for a quarter during the period of the bar chart above:	Q4 ’07	-11.73%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years	Life of Fund
Class A (before taxes)	22.39	17.20	14.79
(after taxes on distributions)(2)	-25.64	15.08	12.91
(after taxes on distributions and sale of shares)(2)	-10.52	14.74	12.55
Class B	-21.62	17.50	14.91
Class C	-19.02	17.95	15.17
MSCI US REIT Index(3)	-16.82	17.91	15.03
Morningstar Specialty - Real Estate Category Average	-14.66	17.70	14.99

(1)	Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

80 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class A(1)	Class B(1)	Class C(1)

Management Fees	0.83%	0.83%	0.83%
12b-1 Fees	0.25	1.00	1.00
Other Expenses	0.35	0.40	0.50

Total Annual Fund Operating Expenses	1.43%	2.23%	2.33%
Expense Reimbursement	0.15	0.15	0.35

Net Expenses	1.28%	2.08%	1.98%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class A, Class B, and Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.28% for Class A, 2.08% for Class B, and 1.98% for Class C shares, respectively.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10

Class A	$673	$961	$1,273	$2,155	$673	$961	$1,273	$2,155
Class B	711	1,080	1,379	2,349	211	680	1,179	2,349
Class C	301	688	1,208	2,635	201	688	1,208	2,635

Principal Investors Fund	RISK/RETURN SUMMARY 81
www.PrincipalFunds.com

SmallCap Blend Fund
(Closed to new investors as of September 1, 2007)

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

Main Strategies and Risks
The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000® Index (as of December 31, 2007, this range was between approximately $0.03 billion and $8.4 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

In selecting securities for investment, PGI looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a “blend” of stocks with these characteristics. In managing the assets of the Fund, PGI does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.

The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent out-performance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

PGI may purchase securities issued as part of, or a short period after, companies’ initial public offerings (“IPOs”), and may at times dispose of those shares shortly after their acquisition.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risks
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Small Company Risk
•	Derivatives Risk
•	Growth Stock Risk
•	Active Trading Risk
•	Securities Lending Risk
•	Market Segment (SmallCap) Risk
•	Value Stock Risk
•	Initial Public Offerings Risk

82 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

PGI has been the Fund’s Sub-Advisor since December 6, 2006.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	19.65%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-16.31%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years	Life of Fund
Class A (before taxes)	-4.35	14.21	8.77
(after taxes on distributions)(2)	-5.89	13.17	8.05
(after taxes on distributions and sale of shares)(2)	-1.50	12.34	7.58
Class B	-4.21	14.41	8.82
Class C	-0.40	14.63	8.81
Russell 2000 Index(3)	-1.57	16.25	8.14
Morningstar Small Blend Category Average	-1.10	15.72	8.97

(1)	Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 83
www.PrincipalFunds.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class A	Class B	Class C(1)
Management Fees	0.75%	0.75%	0.75%
12b-1 Fees	0.25	1.00	1.00
Other Expenses	0.44	0.52	3.38

Total Annual Fund Operating Expenses(2)	1.44%	2.27%	5.13%
Expense Reimbursement	N/A	N/A	2.93

Net Expenses	1.44%	2.27%	2.20%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 2.20% for Class C shares.

(2)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class A	$689	$980	$1,294	$2,179	$689	$980	$1,294	$2,179
Class B	730	1,109	1,415	2,397	230	709	1,215	2,397
Class C	323	1,232	2,287	4,914	223	1,232	2,287	4,914

84 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

SmallCap Growth Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks
The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Growth Index (as of December 31, 2007, the range was between approximately $0.05 billion and $8.4 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent out-performance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

The Fund may invest in foreign securities, including securities of companies that are located or do business in emerging markets, and in initial public offerings.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Underlying Fund Risk
•	Derivatives Risk
•	Growth Stock Risk
•	Active Trading Risk
•	Emerging Market Risk
•	Market Segment (SmallCap) Risk
•	Small Company Risk
•	Initial Public Offerings Risk
•	Securities Lending Risk

Principal Investors Fund	RISK/RETURN SUMMARY 85
www.PrincipalFunds.com

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	33.61%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’01	-33.20%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years	Life of Fund
Class A (before taxes)	3.62	15.02	2.32
(after taxes on distributions)(2)	2.71	14.24	1.60
(after taxes on distributions and sale of shares)(2)	3.61	13.08	1.75
Class B	3.09	14.60	1.83
Class C	7.57	15.26	2.21
Russell 2000 Growth Index(3)	7.05	16.50	4.47
Morningstar Small Growth Category Average	7.59	15.63	4.26

(1)	Class A, B, and C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

86 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses(1)
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class A	Class B(1)	Class C(1)
Management Fees	0.75%	0.75%	0.75%
12b-1 Fees	0.25	1.00	1.00
Other Expenses	0.19	0.79	2.89

Total Annual Fund Operating Expenses	1.19%	2.54%	4.64%
Expenses Reimbursement	N/A	—	2.43

Net Expenses	1.19%	2.54%	2.21%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class B and Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 2.57% for Class B and 2.21% for Class C shares, respectively.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10

Class A	$665	$907	$1,168	$1,914	$665	$907	$1,168	$1,914
Class B	757	1,191	1,550	2,543	257	791	1,350	2,543
Class C	324	1,144	2,112	4,562	224	1,144	2,112	4,562

Principal Investors Fund	RISK/RETURN SUMMARY 87
www.PrincipalFunds.com

Partners SmallCap Growth Fund II
(effective 06/13/2008, this Fund will be known as SmallCap Growth Fund II)

Sub-Advisor(s):	UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), Emerald Advisers, Inc. (“Emerald”), Essex Investment Management Company, LLC (“Essex”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks
The Fund pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index (as of December 31, 2007, this range was between approximately $0.05 billion and $8.4 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies. The Fund may purchase securities issued as part of, or a short period after, companies’ initial public offerings and may at times dispose of those shares shortly after their acquisition.

UBS Global AM seeks to invest in companies that possess dominant market positions or franchises, a major technical edge, or a unique competitive advantage. To this end, UBS Global AM considers earnings revision trends, positive stock price momentum, and sales acceleration when selecting securities. The Fund may also invest in securities of emerging growth companies which are companies that UBS Global AM expects to experience above average earnings or cash flow growth or meaningful changes in underlying asset values. Investments in equity securities may include common stock and preferred stock.

UBS Global AM may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

Utilizing fundamental analysis, Emerald seeks to invest in the common stock of companies with distinct competitive advantages, strong management teams, leadership positions, high revenue and earnings growth rates versus peers, differentiated growth drivers and limited sell-side research.

Essex selects stocks of companies that are exhibiting improving business fundamentals and that Essex believes are undervalued relative to each company’s future growth potential. Ordinarily, the Fund will invest in companies from all sectors of the market based on Essex’s fundamental research and analysis of various characteristics, including financial statements, sales and expense trends, earnings estimates, market position of the company and industry outlook. Essex uses earnings models to value a company against its own history, the industry and the market to identify securities that are undervalued relative to their future growth potential. Ordinarily, the Fund will sell a stock if the business fundamentals demonstrate a significant deterioration, or if the valuation is no longer attractive relative to Essex’s long-term growth expectations.

Principal determines the portion of the Fund’s assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including

88 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor’s firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk

•	Securities Lending Risk

•	Derivatives Risk
•	Growth Stock Risk
•	Small Company Risk
•	Market Segment (SmallCap) Risk
•	Initial Public Offerings Risk
•	MidCap Stock Risk

UBS Global AM became the Fund’s Sub-Advisor on April 22, 2002. Emerald was added as an additional Sub-Advisor on September 1, 2004. Essex was added as an additional Sub-Advisor on June 30, 2006.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	29.59%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’01	-31.34%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years	Life of Fund
Class A (before taxes)	-1.02	12.40	-1.11
(after taxes on distributions)(2)	-2.05	11.63	-1.59
(after taxes on distributions and sale of shares)(2)	0.33	10.76	-1.00
Class B	0.98	12.58	-1.03
Class C	3.01	12.83	-1.03
Russell 2000 Growth Index(3)	7.05	16.50	4.47
Morningstar Small Growth Category Average	7.59	15.63	4.26

(1)	Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. Institutional Class shares were first sold on December 6, 2000.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 89
www.PrincipalFunds.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class A(1)	Class B(1)	Class C(1)
Management Fees	0.99%	0.99%	0.99%
12b-1 Fees	0.25	1.00	1.00
Other Expenses	0.82	0.78	19.85

Total Annual Fund Operating Expenses(2)	2.06%	2.77%	21.84%
Expense Reimbursement	0.11	0.07	19.14

Net Expenses	1.95%	2.70%	2.70%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class A, Class B, and Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.95% for Class A, 2.70% for Class B, and 2.70% for Class C shares, respectively.

(2)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class A	$737	$1,148	$1,586	$2,799	$737	$1,148	$1,586	$2,799
Class B	773	1,251	1,657	2,924	273	851	1,457	2,924
Class C	373	3,824	6,512	10,142	273	3,824	6,512	10,142

90 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

SmallCap Value Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

Main Strategies and Risks
The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Value Index (as of December 31, 2007, this range was between approximately $0.03 billion and $6.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

The Fund may invest in initial public offerings.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Small Company Risk
•	Derivatives Risk
•	Value Stock Risk
•	Active Trading Risk
•	Securities Lending Risk
•	Market Segment (SmallCap) Risk
•	Initial Public Offerings Risk
•	Underlying Fund Risk

Principal Investors Fund	RISK/RETURN SUMMARY 91
www.PrincipalFunds.com

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	22.98%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-16.43%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years	Life of Fund
Class A (before taxes)	-13.02	13.40	11.09
(after taxes on distributions)(2)	-14.45	11.68	9.62
(after taxes on distributions and sale of shares)(2)	-7.43	11.00	9.06
Class B	-13.04	13.71	11.23
Class C	-9.39	14.16	11.49
Russell 2000 Value Index(3)	-9.78	15.80	11.20
Morningstar Small Value Category Average	-6.08	14.58	10.82

(1)	Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

92 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class A	Class B	Class C(1)
Management Fees	0.75%	0.75%	0.75%
12b-1 Fees	0.25	1.00	1.00
Other Expenses	0.46	0.90	1.10

Total Annual Fund Operating Expenses	1.46%	2.65%	2.85%
Expense Reimbursement	0.11	0.36	0.77

Net Expenses	1.35%	2.29%	2.08%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class A, Class B, and Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.35% for Class A, 2.29% for Class B, and 2.08% for Class C shares, respectively.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class A	$680	$974	$1,292	$2,190	$680	$974	$1,292	$2,190
Class B	732	1,184	1,568	2,662	232	784	1,368	2,662
Class C	311	798	1,424	3,111	211	798	1,424	3,111

Principal Investors Fund	RISK/RETURN SUMMARY 93
www.PrincipalFunds.com

Diversified International Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

Main Strategies and Risks
The Fund invests in a portfolio of equity securities of companies domiciled in any of the nations of the world. The Fund invests in securities of companies that meet all of the following criteria:

•	the company’s principal place of business or principal office is outside the U.S.;

•	the company’s principal securities trading market is outside the U.S.; and

•	the company, regardless of where its securities are traded, derives 50% or more of its total revenue from either goods or services produced or sales made outside the U.S.
Primary consideration is given to securities of corporations of Western Europe, Canada, Australia, New Zealand, and the Pacific Islands. Changes in investments are made as prospects change for particular countries, industries or companies. The Fund may invest in smaller capitalization companies.

The Fund has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However, under normal market conditions, the Fund intends to have at least 80% of its net assets (plus any borrowings for investment purposes) invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Fund does not intend to invest in equity securities of U.S. companies.

The equity management philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selection on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

In choosing investments for the fund, PGI pays particular attention to the long-term earnings prospects of the various companies under consideration. PGI then weighs those prospects relative to the price of the security.

The Fund may actively trade securities in an attempt to achieve its investment objective. The Fund may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging, and enter into currency forwards or futures contracts and related options for the purpose of currency hedging.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Small Company Risk
•	Derivatives Risk
•	Exchange Rate Risk
•	Securities Lending Risk

•	Market Segment (LargeCap) Risk

•	Active Trading Risk

•	Underlying Fund Risk

94 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q4 ’03	17.45%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-18.80%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years	Life of Fund
Class A (before taxes)	8.77	22.14	8.35
(after taxes on distributions)(2)	6.29	20.90	7.57
(after taxes on distributions and sale of shares)(2)	8.19	19.42	7.14
Class B	9.07	22.64	8.64
Class C	13.26	22.71	8.52
Citigroup BMI Global ex-US Index(3)	16.70	25.36	11.73
MSCI ACWI Ex-US Index(3)(4)	16.65	24.00	10.43
Morningstar Foreign Large Blend Category Average	12.71	20.31	7.50

(1)	Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

(4)	This index is now the benchmark against which the Fund measures its performance. The Manager and the portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 95
www.PrincipalFunds.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class A	Class B	Class C(1)
Management Fees	0.87%	0.87%	0.87%
12b-1 Fees	0.25	1.00	1.00
Other Expenses	0.26	0.39	0.44

Total Annual Fund Operating Expenses	1.38%	2.26%	2.31%
Expense Reimbursement	N/A	N/A	0.23

Net Expenses	1.38%	2.26%	2.08%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 2.08% for Class C shares.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class A	$683	$963	$1,264	$2,116	$683	$963	$1,264	$2,116
Class B	729	1,106	1,410	2,374	229	706	1,210	2,374
Class C	311	696	1,211	2,625	211	696	1,211	2,625

96 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Global Real Estate Securities Fund

Sub-Advisor(s):	Principal Real Estate Investors, LLC (“Principal -REI”)

Objective:	The Fund seeks to generate a total return.

Investor Profile:	The Fund may be an appropriate investment for investors who seek a total return, want to invest in U.S. and non-U.S. companies engaged in the real estate industry and can accept the potential for volatile fluctuations in the value of investments.

Main Strategies and Risks
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities of U.S. and non-U.S. companies principally engaged in the real estate industry (“real estate companies”). For purposes of the Fund’s investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Other real estate companies include those whose products and services relate to the real estate industry such as building supply manufacturers, mortgage lenders, and mortgage servicing companies. The Fund may invest in smaller capitalization companies.

Real estate investment trusts (“REITs”) are pooled investment vehicles that invest in income producing real estate, real estate related loans, or other types of real estate interests. REITs in the U.S. are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. REITs are characterized as:

•	Equity REITs, which primarily own property and generate revenue from rental income;
•	Mortgage REITs, which invest in real estate mortgages; and
•	Hybrid REITs, which combine the characteristics of both equity and mortgage REITs.

Some foreign countries have adopted REIT structures that are very similar to those in the United States. Similarities include pass through tax treatment and portfolio diversification. Other countries may have REIT structures that are significantly different than the U.S., or may not have adopted a REIT-like structure at all. The Fund may invest a significant percentage of its portfolio in REITs and foreign REIT-like entities.

The Fund is “non-diversified” which means that it may invest more of its assets in the securities of fewer issuers than diversified mutual funds. Thus, the Fund is subject to non-diversification risk.

The Fund has no limitation on the percentage of assets that is invested in any one country or denominated in any one currency. The Fund will typically have investments located in a number of different countries, which may include the U.S. The Fund may invest in companies located in countries with emerging securities markets.

The Fund may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging and other purposes. The Fund may also enter into currency forwards or futures contracts and related options for the purpose of currency hedging and other purposes.

The Fund is actively managed against the FTSE-EPRA-NAREIT Global Real Estate Securities Index.

Among the principal risks (as defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Sector Risk
•	Prepayment Risk
•	Derivatives Risk
•	Exchange Rate Risk
•	Non-Diversification Risk
•	Small Company Risk
•	Real Estate Securities Risk
•	Active Trading Risk
•	Securities Lending Risk

Principal Investors Fund	RISK/RETURN SUMMARY 97
www.PrincipalFunds.com

Principal-REI has been the Fund’s Sub-Advisor since the Fund’s inception.

Performance

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	Life of Fund
Class A (before taxes)	-17.00	(2)
(after taxes on distributions)(3)	-17.30	(2)
(after taxes on distributions and sale of shares)(3)	-11.05	(2)
Class C	-13.31
FTSE-EPRA-NAREIT Global Real Estate Securities Index(4)	-11.93
Morningstar Specialty — Real Estate Category Average	-12.14

(1)	Class A and C shares commenced operations on October 1, 2007.

(2)	During 2007, the Fund processed a significant (relative to the Class) “As Of” transaction that resulted in a gain to the remaining shareholders of the Class. In accordance with the Fund’s shareholder processing policies, this benefit inures all shareholders of the Class. Had such a gain not been recognized, the total return amounts expressed herein would have been smaller.

(3)	After-tax returns are shown for Class A shares only and would be different for Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangement such as 401(k) plans or individual retirement accounts.

(4)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary — Investment Results.”

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Estimated for the period ended October 31, 2007	Class A(1)	Class C(1)
Management Fees	0.90%	0.90%
12b-1 Fees	0.25	1.00
Other Expenses	2.67	2.94

Total Annual Fund Operating Expenses	3.82%	4.84%
Expense Reimbursement	2.37	2.64

Net Expenses	1.45%	2.20%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class A and Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.45% for Class A and 2.20% for Class C shares, respectively.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class A	$689	$1,411	$2,190	$4,217	$689	$1,411	$2,190	$4,217
Class C	323	1,179	2,183	4,708	223	1,179	2,183	4,708

98 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

International Growth Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

Main Strategies and Risks
The Fund invests in common stocks and other securities of companies domiciled in any of the nations of the world. The Fund invests in securities listed on foreign or domestic securities exchanges, securities traded in foreign or domestic over-the-counter markets and depositary receipts. The Fund invests in securities of companies that meet all of the following criteria:

•	the company’s principal place of business or principal office is outside the U.S.;
•	the company’s principal securities trading market is outside the U.S.; and
•	the company, regardless of where its securities are traded, derives 50% or more of its total revenue from either goods or services produced or sales made outside the U.S.

The equity management philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selection on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Small Company Risk
•	Derivatives Risk
•	Exchange Rate Risk
•	Growth Stock Risk

•	Market Segment (LargeCap) Risk

•	Underlying Fund Risk
•	Securities Lending Risk

Principal Investors Fund	RISK/RETURN SUMMARY 99
www.PrincipalFunds.com

PGI has been the Sub-Advisor to the Fund since the Fund’s inception.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year(1)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	18.24%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-21.51%

Average Annual Total Returns (%)(with maximum sales charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years	Life of Fund
Class A (before taxes)	5.68	21.77	8.18
(after taxes on distributions)(2)	3.86	19.81	6.88
(after taxes on distributions and sale of shares)(2)	5.10	18.52	6.59
Class C	9.97	22.25	8.23
CITI World Ex-US BMI Growth Index(3)	13.39	22.06	7.42
MSCI World Ex-US Growth Index(3)(4)	18.03	20.59	6.99
Morningstar Foreign Large Growth Category Average	16.26	20.90	6.64

(1)	Class A and Class C shares commenced operations on October 1, 2007. The returns for Class A and C shares, for the periods prior to October 1, 2007, are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class A and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. Institutional Class shares were first sold on December 6, 2000.

(2)	After-tax returns are shown for Class A shares only and would be different for Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

(4)	This index is now the benchmark against which the Fund measures its performance. The Manager and the portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

100 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class A(1)		Class C(1)
Management Fees	0.97%		0.97%
12b-1 Fees	0.25		1.00
Other Expenses	20.74		30.45 (3)

Total Annual Fund Operating Expenses	21.96	%(2)	32.42%
Expense Reimbursement	20.36		30.07

Net Expenses	1.60%		2.35%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class A and Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.60% for Class A and 2.35% for Class C shares, respectively.

(2)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

(3)	Other expenses have been restated to reflect estimated ongoing expenses.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class A	$704	$4,366	$7,219	$11,054	$704	$4,366	$7,219	$11,054
Class C	338	4,972	7,758	10,233	238	4,972	7,758	10,233

Principal Investors Fund	RISK/RETURN SUMMARY 101
www.PrincipalFunds.com

International Emerging Markets Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital in securities of emerging market countries who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

Main Strategies and Risks
The Fund seeks to achieve its objective by investing in common stocks of companies in emerging market countries. Under normal conditions, at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) are invested in emerging market country equity securities. For this Fund, the term “emerging market country” means any country which is considered to be an emerging country by the international financial community (including the International Bank for Reconstruction and Development (also known as the World Bank) and the International Financial Corporation). These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand, and most nations located in Western Europe. Investing in many emerging market countries is not feasible or may involve unacceptable political risk. PGI focuses on those emerging market countries that it believes have strongly developing economies and markets which are becoming more sophisticated.

The equity management philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selection on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark. The Fund may invest assets in smaller or mid capitalization companies.

The Fund invests in securities of companies that meet all of the following criteria:

•	the company’s principal place of business or principal office is in emerging market countries;
•	the company’s principal securities trading market is an emerging market country; and
•	the company, regardless of where its securities are traded, derives 50% or more of its total revenue from either goods or services produced in emerging market countries or sales made in emerging market countries.

The Fund may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging, and enter into currency forwards or futures contracts and related options for the purpose of currency hedging. The Fund may actively trade securities in an attempt to achieve its investment objective.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Market Segment (Small and MidCap) Risk
•	Derivatives Risk
•	Emerging Market Risk
•	Exchange Rate Risk
•	Small Company Risk
•	Active Trading Risk
•	Underlying Fund Risk
•	Securities Lending Risk

102 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	26.52%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’01	-23.88%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years	Life of Fund
Class A (before taxes)	33.31	36.76	22.47
(after taxes on distributions)(2)	27.25	34.01	20.68
(after taxes on distributions and sale of shares)(2)	23.08	31.73	19.32
Class B	34.81	37.11	22.53
Class C	38.97	37.29	22.56
MSCI Emerging Markets Free Index-NDTR(3)	39.39	35.18	22.27
Morningstar Diversified Emerging Markets Category Average	36.68	35.18	22.27

(1)	Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 103
www.PrincipalFunds.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class A	Class B	Class C(1)
Management Fees	1.19%	1.19%	1.19%
12b-1 Fees	0.25	1.00	1.00
Other Expenses	0.40	0.53	1.24

Total Annual Fund Operating Expenses(2)	1.84%	2.72%	3.43%
Expense Reimbursement	N/A	N/A	0.63

Net Expenses	1.84%	2.72%	2.80%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 2.80% for Class C shares.

(2)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class A	$727	$1,097	$1,491	$2,590	$727	$1,097	$1,491	$2,590
Class B	775	1,244	1,640	2,839	275	844	1,440	2,839
Class C	383	985	1,721	3,663	283	985	1,721	3,663

104 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Bond & Mortgage Securities Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks to provide current income.

Investor Profile:	The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

Main Strategies and Risks
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor’s Rating Service (“S&P”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”). The Fund considers the term “bond” to mean any debt security. Under normal circumstances, the Fund invests in:

•	securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
•	mortgage-backed securities representing an interest in a pool of mortgage loans;
•	debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top four categories by S&P or Moody’s or, if not rated, in the opinion of PGI of comparable quality; and
•	securities issued or guaranteed by the governments of Canada (provincial or federal government) or the United Kingdom payable in U.S. dollars.

The rest of the Fund’s assets may be invested in:

•	common and preferred stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or

•	securities rated less than the four highest grades of S&P or Moody’s (i.e. less than investment grade (commonly known as “junk bonds”)) but not lower than CCC-(S&P) or Caa3 (Moody’s).

The Fund may also lend its portfolio securities to brokers, dealers and other financial institutions. PGI may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

The Fund may actively trade securities in an attempt to achieve its investment objective.

During the fiscal year ended October 31, 2007, the average ratings of the Fund’s assets, based on market value at each month-end, were as follows (all ratings are by Moody’s):

65	.64% in securities rated Aaa	13	.10% in securities rated Baa	0	.22% in securities rated Caa
4	.50% in securities rated Aa	4	.40% in securities rated Ba	0	.07% in securities rated Ca
7	.94% in securities rated A	4	.12% in securities rated B	0	.01% in securities rated C

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Fixed-Income Securities
•	Active Trading Risk
•	Municipal Securities Risk
•	U.S. Government Sponsored Securities Risk
•	Prepayment Risk
•	Derivatives Risk
•	High Yield Securities Risk
•	Securities Lending Risk
•	U.S. Government Securities Risk
•	Portfolio Duration Risk
•	Underlying Funds Risk

Principal Investors Fund	RISK/RETURN SUMMARY 105
www.PrincipalFunds.com

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q3 ’01	4.07%
Lowest return for a quarter during the period of the bar chart above:	Q2 ’04	-2.45%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the periods ended December 31, 2007	1 Year	5 Years	Life of Fund
Class A (before taxes)	-1.92	2.38	4.03
(after taxes on distributions)(2)	-3.60	0.98	2.45
(after taxes on distributions and sale of shares)(2)	-1.26	1.21	2.50
Class B	-2.88	2.40	4.15
Class C	0.76	2.55	3.96
Lehman Brothers Aggregate Bond Index(3)	6.97	4.42	5.81
Morningstar Intermediate-Term Bond Category Average	4.70	4.07	4.99

(1)	Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

106 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class A(1)	Class B(1)	Class C(2)
Management Fees	0.52%	0.52%	0.52%
12b-1 Fees	0.25	1.00	1.00
Other Expenses	0.29	0.55	2.93

Total Annual Fund Operating Expenses	1.06%	2.07%	4.45%
Expense Reimbursement	0.12	0.47	2.70

Net Expenses	0.94%	1.60%	1.75%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class A and Class B shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending June 30, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.94% for Class A and 1.60% for Class B shares, respectively.

(2)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.75% for Class C shares.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class A	$542	$647	$979	$1,658	$542	$647	$979	$1,658
Class B	663	980	1,248	2,082	163	580	1,048	2,082
Class C	278	1,060	1,998	4,389	178	1,060	1,998	4,389

Principal Investors Fund	RISK/RETURN SUMMARY 107
www.PrincipalFunds.com

California Municipal Fund

Sub-Advisor(s):	Morgan Stanley Investment Management Inc. doing business as Van Kampen (“Van Kampen”)

Objective:	The Fund seeks to provide as high a level of current income that is exempt from federal and California state personal income tax as is consistent with prudent investment management and preservation of capital.

Investor Profile:	The Fund may be an appropriate investment for investors who are seeking monthly, federally tax-exempt dividends to produce income or to be reinvested for modest growth and are willing to accept fluctuations in the value of their investment.

Main Strategies and Risks
The Fund invests primarily in intermediate- and long-term California municipal obligations (municipal obligations that generate interest which is exempt from California State personal income tax). As a matter of fundamental policy, the Fund, under normal market conditions, invests at least 80% of its assets in these obligations. These obligations may include bonds that generate interest payments that are subject to the alternative minimum tax.

The Fund will invest primarily in investment-grade municipal obligations. The Fund may also invest in inverse floating rate obligations, which are generally more volatile than other types of municipal obligations. The Fund may also engage in swap agreements.

The Fund is “non-diversified,” which means it may invest more of its assets in the securities of fewer issuers than diversified mutual funds. Thus, the Fund is subject to non-diversification risk.

The Fund may, under normal circumstances, invest up to 20% of its assets in:

•	municipal obligations that are not exempt from California personal income tax;
•	short-term municipal obligations;
•	taxable cash equivalents, including short-term U.S. government securities, certificates of deposit and bankers’ acceptances, commercial paper rated Prime-1 by Moody’s or A-1+ or A-1 by S&P, or equivalent rating by Fitch, and repurchase agreements (collectively “short-term instruments”); and
•	securities of unaffiliated money market mutual funds (subject to limitations prescribed by applicable law).

The Fund may, for temporary defensive purposes, invest in these securities without limitation, which may produce income that is not exempt from federal income taxes or California personal income tax.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Fixed-Income Securities Risk
•	Geographic Concentration Risk
•	Derivatives Risk
•	Municipal Securities Risk
•	Non-Diversification Risk

Van Kampen has been sub-advisor to the fund since inception.

108 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q3 ’02	5.74%
Lowest return for a quarter during the period of the bar chart above:	Q2 ’99	-2.37%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the periods ended December 31, 2007	1 Year	5 Years	10 Years
Class A (before taxes)	-5.90	2.28	3.80
(after taxes on distributions)(2)	-5.90	2.21	3.73
(after taxes on distributions and sale of shares)(2)	-2.41	2.56	3.88
Class B	-7.00	2.11	3.65
Class C	-3.16	2.46	3.53
Lehman Brothers Municipal Bond Index(3)	3.36	4.30	5.18
Morningstar Muni California Long Category Average	0.71	3.64	4.33

(1)	The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on July 25, 1989. The predecessor fund’s performance between 1996 and 1999 benefited from the agreement of Edge and its affiliates to limit the Fund’s expenses.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown.

(3)	Index performance information reflects no deduction for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 109
www.PrincipalFunds.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets.

For the year ended October 31, 2007	Class A	Class B	Class C
Management Fees	0.50%	0.50%	0.50%
12b-1 Fees	0.25	1.00	1.00
Other Expenses*	0.43	0.42	0.99

Total Annual Fund Operating Expenses	1.18%	1.92%	2.49%
*Other Expenses include: Interest Expenses	0.36%	0.36%	0.36%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class A	$565	$808	$1,070	$1,817	$565	$808	$1,070	$1,817
Class B	695	1,003	1,237	2,051	195	603	1,037	2,051
Class C	352	776	1,326	2,826	252	776	1,326	2,826

110 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Government & High Quality Bond Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks to provide current income.

Investor Profile:	The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

Main Strategies and Risks
The Fund seeks to achieve its investment objective by investing primarily (at least 80% of its net assets, plus any borrowings for investment purposes) in securities that are AAA rated or issued by the U.S. government, its agencies or instrumentalities. The Fund may invest in mortgage-backed securities representing an interest in a pool of mortgage loans. These securities are rated AAA by Standard & Poor’s Corporation or Aaa by Moody’s Investor Services, Inc. or, if unrated, determined by PGI to be of equivalent quality.

PGI seeks undervalued securities that represent good long-term investment opportunities. Securities may be sold when PGI believes they no longer represent good long-term value.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. PGI may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Fixed-Income Securities Risk
•	U.S. Government Securities Risk
•	U.S. Government Sponsored Securities Risk
•	Derivatives Risk
•	Active Trading Risk
•	Securities Lending Risk
•	Portfolio Duration Risk
•	Prepayment Risk

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q3 ’01	4.04%
Lowest return for a quarter during the period of the bar chart above:	Q2 ’04	-1.70%

Principal Investors Fund	RISK/RETURN SUMMARY 111
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Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years	Life of Fund
Class A (before taxes)	-0.54	1.81	3.44
(after taxes on distributions)(2)	-2.06	0.47	1.90
(after taxes on distributions and sale of shares)(2)	-0.37	0.75	2.00
Class B	-1.81	1.65	3.41
Class C	2.33	2.01	3.38
Lehman Brothers Government/Mortgage Index(3)	7.72	4.28	5.58
Morningstar Intermediate Government Category Average	6.09	3.27	4.58

(1)	Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

112 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class A	Class B	Class C(1)
Management Fees	0.40%	0.40%	0.40%
12b-1 Fees	0.25	1.00	1.00
Other Expenses	0.24	0.39	5.39

Total Annual Fund Operating Expenses(2)	0.89%	1.79%	6.79%

Expense Reimbursement	N/A	N/A	5.14
Net Expenses	0.89%	1.79%	1.65%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.65% for Class C shares.

(2)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class A	$537	$721	$921	$1,497	$537	$721	$921	$1,497
Class B	682	963	1,170	1,868	182	563	970	1,868
Class C	268	1,470	2,810	5,958	168	1,470	2,810	5,958

Principal Investors Fund	RISK/RETURN SUMMARY 113
www.PrincipalFunds.com

High Yield Fund II
(effective 06/13/2008, this Fund will be known as High Yield Fund)

Sub-Advisor(s):	Edge Asset Management, Inc. (“Edge”)

Objective:	The Fund seeks to provide a relatively high level of current income.

Investor Profile:	The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund, and who are willing to accept the risks associated with investing in “junk bonds,” foreign securities and emerging markets.

Main Strategies and Risks
The Fund invests primarily in high-yield, high-risk, below-investment grade fixed-income securities (sometimes called “junk bonds”), which may include foreign investments. The Fund invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of fixed-income securities (including convertible securities and preferred stocks) rated lower than BBB by S&P or Fitch or rated lower than Baa by Moody’s or of equivalent quality as determined by Edge. The remainder of the Fund’s assets may be invested in any other securities Edge believes are consistent with the Fund’s objective, including higher rated fixed-income securities, common stocks, real estate investment trusts and other equity securities. The Fund may also invest in securities of foreign issuers, including those located in developing or emerging countries, and engage in hedging strategies involving options. The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. The Fund may use futures, options, swaps and derivative instruments to “hedge” or protect its portfolio from adverse movements in securities prices and interest rates.

During the fiscal year ended October 31, 2007, the average ratings of the Fund’s assets, based on market value at each month-end, were as follows (all ratings are by Moody’s):

1	.80% in securities rated Aaa	4	.60% in securities rated Baa	18	.33% in securities rated Caa
0	.21% in securities rated Aa	17	.17% in securities rated Ba	4	.35% in securities rated Ca
0	.00% in securities rated A	52	.89% in securities rated B	0	.65% in securities rated C

The above percentages for Aaa, Aa, Baa, Ba, B, Caa, and Ca rated securities include unrated securities in the amount of 0.27%, 0.21%, 0.30%, 0.69%, 6.11%, 1.89%, and 0.72% respectively, which have been determined by Edge to be of comparable quality.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Fixed-Income Securities Risk
•	High Yield Securities Risk
•	Equity Securities Risk
•	Portfolio Duration Risk
•	Derivatives Risk
•	Foreign Securities Risk
•	Small Company Risk
•	Emerging Market Risk
•	Underlying Fund Risk
•	Real Estate Securities Risk
•	Exchange Rate Risk
•	Securities Lending Risk

Edge has provided investment advice to the Fund since the Fund’s inception.

114 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	11.01%
Lowest return for a quarter during the period of the bar chart above:	Q4 ’00	-5.41%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years	LIfe of Fund
Class A (before taxes)	0.94	11.93	7.41
(after taxes on distributions)(2)	-2.19	8.84	3.77
(after taxes on distributions and sale of shares)(2)	1.06	8.52	4.00
Class B	0.02	11.85	7.28
Class C	3.89	12.13	7.04
Citigroup US High-Yield Market Capped Index(3)	2.59	10.64	N/A
Morningstar High Yield Bond Category Average	1.47	9.50	4.04

(1)	The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on April 8, 1998. The predecessor fund’s performance between 1998 and 1999 benefited from the agreement of Edge and its affiliates to limit the Fund’s expenses.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance information reflects no deduction for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets.

For the year ended October 31, 2007	Class A	Class B	Class C
Management Fees	0.52%	0.52%	0.52%
12b-1 Fees	0.25	1.00	1.00
Other Expenses	0.08	0.16	0.11

Total Annual Fund Operating Expenses	0.85%	1.68%	1.63%

Principal Investors Fund	RISK/RETURN SUMMARY 115
www.PrincipalFunds.com

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class A	$533	$709	$900	$1,452	$533	$709	$900	$1,452
Class B	671	930	1,113	1,766	171	530	913	1,766
Class C	266	514	887	1,933	166	514	887	1,933

116 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Income Fund

Sub-Advisor(s):	Edge Asset Management, Inc. (“Edge”)

Objective:	The Fund seeks to provide a high level of current income consistent with preservation of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund, and who are willing to accept the risks associated with investing in “junk bonds,” foreign securities, and REIT securities.

Main Strategies and Risks
Under normal circumstances, the Fund invests primarily in a diversified pool of fixed-income securities including corporate securities, U.S. government securities, and mortgage-backed securities (including collateralized mortgage obligations), up to 35% of which may be in below investment-grade fixed-income securities (sometimes called “junk bonds”). The Fund may also invest in convertible securities and real estate investment trust (“REIT”) securities.

The Fund may also invest in securities denominated in foreign currencies and receive interest, dividends and sale proceeds in foreign currencies. The Fund may engage in foreign currency exchange transactions for hedging or non-hedging purposes and may purchase and sell currencies on a spot (i.e. cash) basis, enter into forward contracts to purchase or sell foreign currencies at a future date, and buy and sell foreign currency futures contracts. The Fund may enter into dollar roll transactions, which may involve leverage and purchase and sell interest rate futures and options.

The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. The Fund may use futures, options, swaps, and derivative instruments to “hedge” or protect its portfolio from adverse movements insecurities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk.

During the fiscal year ended October 31, 2007, the average ratings of the Fund’s assets, based on market value at each month-end, were as follows (all ratings are by Moody’s):

36	.24% in securities rated Aaa	32	.57% in securities rated Baa	3	.82% in securities rated Caa
7	.64% in securities rated Aa	4	.27% in securities rated Ba	0	.08% in securities rated Ca
6	.67% in securities rated A	8	.37% in securities rated B	0	.34% in securities rated C

The above percentages for Aaa, Baa, Ba, B, and Caa rated securities include unrated securities in the amount of 8.99%, 0.03%, 0.04%, 0.11%, and 0.60% respectively, which have been determined by Edge to be of comparable quality.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Fixed-Income Securities Risk
•	Exchange Rate Risk
•	Prepayment Risk
•	U.S. Government Sponsored Securities Risk
•	Derivatives Risk
•	Underlying Fund Risk
•	High Yield Securities Risk
•	Portfolio Duration Risk
•	Real Estate Securities Risk
•	Foreign Securities Risk
•	U.S. Government Securities Risk
•	Securities Lending Risk

Edge has provided investment advice to the Fund since the Fund’s inception.

Principal Investors Fund	RISK/RETURN SUMMARY 117
www.PrincipalFunds.com

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	4.63%
Lowest return for a quarter during the period of the bar chart above:	Q2 ’04	-2.87%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years	10 Years
Class A (before taxes)	0.55	4.26	5.34
(after taxes on distributions)(2)	-1.29	2.31	2.96
(after taxes on distributions and sale of shares)(2)	0.33	2.48	3.07
Class B	-0.35	4.12	5.23
Class C	3.66	4.45	5.14
Citigroup Broad Investment-Grade Bond Index(3)	7.22	4.55	6.02
Morningstar Intermediate-Term Bond Category Average	4.70	4.07	5.16

(1)	The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on December 15, 1975. The predecessor portfolio’s performance in 1999 benefited from the agreement of Edge and its affiliates to limit the portfolio’s expenses.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

118 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets.

For the year ended October 31, 2007	Class A(1)	Class B(1)	Class C(1)
Management Fees	0.50%	0.50%	0.50%
12b-1 Fees	0.25	1.00	1.00
Other Expenses	0.15	0.16	0.34

Total Annual Fund Operating Expenses	0.90%	1.66%	1.84%
Expense Reimbursement	—	0.02	0.19

Net Expenses	0.90%	1.64%	1.65%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class A, Class B, and Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.90% for Class A, 1.64% for Class B, and 1.65% for Class C shares, respectively.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class A	$538	$724	$926	$1,508	$538	$724	$926	$1,508
Class B	667	921	1,100	1,761	167	521	900	1,761
Class C	268	557	975	2,140	168	557	975	2,140

Principal Investors Fund	RISK/RETURN SUMMARY 119
www.PrincipalFunds.com

Inflation Protection Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks to provide current income and real (after-inflation) total returns.

Investor Profile:	The Fund may be an appropriate investment for investors who want their income and principal investments to keep pace with inflation over time.

Main Strategies and Risks
Under normal circumstances, the Fund invests primarily in inflation protected debt securities. Inflation protected debt securities are designed to provide a “real rate of return” – a return after adjusting for the impact of inflation. Inflation – a rise in the general price level – erodes the purchasing power of an investor’s portfolio. For example, if an investment provides a “nominal” total return of 8% in a given year and inflation is 3% during that period, the inflation-adjusted, or real, return is 5%. The investment’s inflation adjustment is based on a designated inflation index (such as the Consumer Price Index for Urban Consumers) and typically is applied monthly to the principal of the security. The fixed coupon rate of the security is based on the adjusted principal so that as inflation increases, both the principal value and the interest payments increase. Because this inflation adjustment feature is designed to mitigate a major risk, inflation protected debt securities typically have lower nominal yields than conventional fixed-rate debt securities.

The Fund may invest in:

•	inflation protected debt securities issued by the U.S. Treasury and U.S. Government sponsored entities as well as inflation protected debt securities issued by corporations;
•	inflation protected debt securities issued by foreign governments and corporations that are linked to a non-U.S. inflation rate;
•	floating rate notes;
•	adjustable rate mortgages;
•	derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities; and
•	commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures.

The Fund may invest up to 15% of assets in high yield securities (“junk bonds”) but not in securities rated lower than CCC- or Caa3 by S&P or Moody’s or, if unrated, determined by PGI to be of comparable quality.

The Fund may invest up to 20% of its assets in securities denominated in foreign currencies. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions.

PGI may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

120 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

During the fiscal year ended October 31, 2007, the average ratings of the Fund’s assets, based on market value at each month-end, were as follows (all ratings are by Moody’s):

73	.43% in securities rated Aaa	10	.57% in securities rated Baa	0	.01% in securities rated Caa
4	.80% in securities rated Aa	3	.33% in securities rated Ba	0	.00% in securities rated Ca
5	.94% in securities rated A	1	.90% in securities rated B	0	.02% in securities rated C

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Fixed-Income Securities Risk
•	High Yield Securities Risk
•	Underlying Fund Risk
•	U.S. Government Sponsored Securities Risk
•	Foreign Securities Risk
•	Derivatives Risk
•	Portfolio Duration Risk
•	Securities Lending Risk
•	Exchange Rate Risk
•	Prepayment Risk
•	U.S. Government Securities Risk

PGI has been the Fund’s Sub-Advisor since December 29, 2004.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q3 ’06	3.58%
Lowest return for a quarter during the period of the bar chart above:	Q1 ’06	-2.00%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	Life of Fund
Class A (before taxes)	0.95	1.48
(after taxes on distributions)(2)	-1.50	-0.35
(after taxes on distributions and sale of shares)(2)	0.59	0.20
Class C	3.80	2.22
Lehman Brothers US Treasury TIPS Index(3)	11.64	4.94
Morningstar Inflation-Protected Bond Category Average	9.86	3.89

(1)	Class A shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A and C shares, for the periods prior to those dates, are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class A and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. Institutional Class shares were first sold on December 29, 2004.

(2)	After-tax returns are shown for Class A shares only and would be different for Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 121
www.PrincipalFunds.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class A(1)	Class C(1)
Management Fees	0.40%	0.40%
12b-1 Fees	0.25	1.00
Other Expenses	0.71	8.31

Total Annual Fund Operating Expenses(2)	1.36%	9.71%
Expense Reimbursement	0.46	8.06

Net Expenses	0.90%	1.65%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class A and Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.90% for Class A and 1.65% for Class C shares, respectively.

(2)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class A	$538	$811	$1,112	$1,967	$538	$811	$1,112	$1,967
Class C	268	1,969	3,730	7,457	168	199	3,730	7,457

122 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Mortgage Securities Fund

Sub-Advisor(s):	Edge Asset Management, Inc. (“Edge”)

Objective:	The Fund seeks to provide a high level of current income consistent with safety and liquidity.

Investor Profile:	The Fund may be appropriate for investors seeking diversification by investing in a fixed-income mutual fund.

Main Strategies and Risks
The Fund invests primarily in mortgage-backed securities, including collateralized mortgage obligations. The Fund may also invest in dollar rolls, which may involve leverage.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in mortgage-backed securities, including collateralized mortgage obligations, and in other obligations that are secured by mortgages or mortgage-backed securities, including repurchase agreements. The Fund may also invest in U.S. government securities. Certain issuers of U.S. government securities are sponsored or chartered by Congress but their securities are neither issued or guaranteed by the U.S. Treasury. The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. The Fund may use futures, options, swaps and derivative instruments to “hedge” or protect its portfolio from adverse movements in securities prices and interest rates.

The Fund invests in mortgage securities which represent good longer term value, taking into account potential returns, prepayment and credit risk as well as deal-structure where appropriate. The Fund also invests in Treasury and Agency securities primarily for duration and liquidity management purposes.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Fixed-Income Securities Risk
•	Portfolio Duration Risk
•	U.S. Government Sponsored Securities Risk
•	Derivatives Risk
•	U.S. Government Securities Risk
•	Securities Lending Risk
•	Prepayment Risk
•	Underlying Fund Risk

Edge has provided investment advice to the Fund since the Fund’s inception.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q3 ’01	4.11%
Lowest return for a quarter during the period of the bar chart above:	Q2 ’04	-1.23%

Principal Investors Fund	RISK/RETURN SUMMARY 123
www.PrincipalFunds.com

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years	10 Years
Class A (before taxes)	1.10	2.55	4.54
(after taxes on distributions)(2)	-0.51	0.97	2.58
(after taxes on distributions and sale of shares)(2)	0.68	1.23	2.65
Class B	0.13	2.38	4.39
Class C	4.16	2.75	4.34
Citigroup Mortgage Index(3)	6.99	4.54	5.95
Morningstar Intermediate Government Category Average	6.09	3.27	4.93

(1)	The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on May 4, 1984. The predecessor fund’s performance between 1998 and 2000 benefited from the agreement of Edge and its affiliates to limit the fund’s expenses. On March 1, 2004, the investment policies of the predecessor fund were modified. As a result, the Fund’s performance for periods prior to that date may not be representative of the performance it would have achieved had its current investment policies been in place.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance information reflects no deduction for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class A(1)	Class B(1)	Class C(1)
Management Fees	0.50%	0.50%	0.50%
12b-1 Fees Other	0.25	1.00	1.00
Expenses	0.18	0.18	0.43

Total Annual Fund Operating Expenses	0.93%	1.68%	1.93%
Expense Reimbursement	0.02	0.03	0.30

Net Expenses	0.91%	1.65%	1.63%

(1)	Principal has contractually agreed to limit the Fund’s expense attributable to Class A, B and C shares and, if necessary, pay expenses normally payable by the Fund excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.91% for Class A, 1.65% for Class B and 1.63% for Class C shares, respectively.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class A	$539	$731	$939	$1,540	$539	$731	$939	$1,540
Class B	668	926	1,109	1,785	168	526	909	1,785
Class C	266	572	1,009	2,225	166	572	1,009	2,225

124 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Preferred Securities Fund

Sub-Advisor(s):	Spectrum Asset Management, Inc. (“Spectrum”)

Objective:	The Fund seeks to provide current income.

Investor Profile:	The Fund may be an appropriate investment for investors who are seeking dividends to generate income or to be reinvested for growth and are willing to accept fluctuations in the value of the investment.

Main Strategies and Risks
The Fund invests primarily in preferred securities of U.S. companies rated BBB or higher by Standard & Poor’s Rating Service (“S&P”) or Moody’s Investor Service, Inc. (“Moody’s”) or, if unrated, of comparable quality in the opinion of the Sub-Advisor, Spectrum. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in preferred securities. The Fund focuses primarily on the financial services (i.e., banking, insurance and commercial finance), Real Estate Investment Trust (i.e. REIT) and utility industries. The rest of the Fund’s assets may be invested in common stocks, debt securities, and securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

Preferred securities generally pay fixed rate dividends (though some are adjustable rate) and typically have “preference” over common stock in the payment of dividends and the liquidation of a company’s assets – preference means that a company must pay dividends on its preferred securities before paying any dividends on its common stock, and the claims of preferred securities holders are ahead of common stockholders’ claims on assets in a corporate liquidation. Holders of preferred securities usually have no right to vote for corporate directors or on other matters. The market value of preferred securities is sensitive to changes in interest rates as they are typically fixed-income securities – the fixed-income payments are expected to be the primary source of long-term investment return. Preferred securities share many investment characteristics with bonds; therefore, the risks and potential rewards of investing in the Fund are more similar to those associated with a bond fund than a stock fund.

Spectrum seeks to build a portfolio within the context of the eligible universe of preferred securities. For a security to be considered for the Fund, Spectrum will assess the credit risk within the context of the yield available on the preferred. The yield needs to be attractive in comparison to the rating, expected credit trend and senior debt spread of the same issuer. Spectrum considers features such as call protection, subordination and option adjusted spreads to ensure that the selected issue provides a sufficient yield to justify its inclusion in the portfolio.

The Fund is considered non-diversified and can invest a higher percentage of assets in securities of individual issuers than a diversified fund. As a result, changes in the value of a single investment could cause greater fluctuations in the Fund’s share price than would occur in a more diversified fund.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Fixed-Income Securities Risk
•	Non-Diversification Risk
•	U.S. Government Sponsored Securities Risk
•	Derivatives Risk
•	Equity Securities Risk
•	U.S. Government Securities Risk
•	Sector Risk
•	Real Estate Securities Risk
•	Underlying Fund Risk
•	Securities Lending Risk

Principal Investors Fund	RISK/RETURN SUMMARY 125
www.PrincipalFunds.com

Spectrum has been the Fund’s Sub-Advisor since May 1, 2002.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	5.39%
Lowest return for a quarter during the period of the bar chart above:	Q4 ’07	-6.12%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years	Life of Fund
Class A (before taxes)	-12.44	1.51	2.13
(after taxes on distributions)(2)	-14.00	-0.10	0.64
(after taxes on distributions and sale of shares)(2)	-7.94	0.43	1.02
Class C	-9.88	1.89	2.41
Merrill Lynch Hybrid Preferred Securities Index(3)	-12.74	1.74	2.59
Morningstar Intermediate-Term Bond Category Average	4.70	4.07	4.58

(1)	Class A shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A and C shares, for the periods prior to those dates, are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class A and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. Institutional Class shares were first sold on May 1, 2002.

(2)	After-tax returns are shown for Class A shares only and would be different for Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

126 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class A(1)	Class C(1)
Management Fees	0.74%	0.74%
12b-1 Fees Other	0.25	1.00
Expenses	0.21	0.45

Total Annual Fund Operating Expenses(2)	1.20%	2.19%
Expense Reimbursement	0.20	0.44

Net Expenses	1.00%	1.75%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class A and Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.00% and 1.75% for Class C shares, respectively.

(2)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class A	$547	$792	$1,058	$1,819	$547	$792	$1,058	$1,819
Class C	278	636	1,128	2,483	178	636	1,128	2,483

Principal Investors Fund	RISK/RETURN SUMMARY 127
www.PrincipalFunds.com

Tax-Exempt Bond Fund I
(effective 06/13/2008, this Fund will be known as Tax-Exempt Bond Fund)

Sub-Advisor(s):	Morgan Stanley Investment Management, Inc. doing business as Van Kampen (“Van Kampen”)

Objective:	The Fund seeks to provide a high level of income that is exempt from federal income tax while protecting investors’ capital.

Investor Profile:	The Fund may be an appropriate investment for investors who are seeking monthly, federally tax-exempt dividends to produce income or to be reinvested for modest growth and are willing to accept fluctuations in the value of their investment.

Main Strategies and Risks
The Fund invests in a portfolio of securities issued by or on behalf of state or local governments and other public authorities. In the opinion of the issuer’s bond counsel, interest on these obligations is exempt from federal income tax.

Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations. The Fund specifically limits these investments to municipal bonds and municipal notes (including floating rate obligations) and securities of unaffiliated tax-exempt mutual funds. The Fund may invest up to 20% of its assets in securities that do not meet the criteria stated above (taxable securities or municipal obligations the interest on which is treated as a tax preference item for purposes of the federal alternative minimum tax). The Fund may also purchase and sell interest rate futures and options and engage in swap agreements. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions.

The Fund may also invest in taxable securities that mature one year or less from the time of purchase. These taxable investments are generally made for liquidity purposes or as a temporary investment of cash pending investment in municipal obligations. Under unusual market or economic conditions and for temporary defensive purposes, the Fund may invest more than 20% of its assets in taxable securities.

The Sub-Advisor, Van Kampen, may invest up to 20% of the Fund’s net assets in below investment grade bonds (sometimes called “junk bonds”) as rated by at least one independent rating agency, or if unrated, judged to be of comparable quality by Van Kampen.

In adverse markets, the Fund may seek to protect its investment position by investing up to 50% of its portfolio in taxable short-term investments such as:

•	U.S. government securities;
•	commercial paper rated in the highest grade by either S&P, Moody’s, or Fitch;
•	obligations of U.S. banks;
•	time or demand deposits in U.S. banks; and
•	repurchase agreements relating to municipal securities or any of the foregoing taxable instruments.

Interest income from these investments that is distributed to you by the Fund may be taxable.

The Fund is “non-diversified,” which means that it may invest more of its assets in the securities of fewer issuers than diversified mutual funds. Thus, the Fund is subject to non-diversification risk.

During the fiscal year ended October 31, 2007, the average ratings of the Fund’s assets, based on market value at each month-end, were as follows (all ratings are by Standard & Poor’s):

53	.41% in securities rated AAA	14	.77% in securities rated BBB
15	.18% in securities rated AA	4	.34% in securities rated BB
10	.88% in securities rated A	1	.42% in securities rated B

128 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

The above percentages for AAA, AA, A, BBB, BB, and B rated securities include unrated securities in the amount of 0.75%, 0.04%, 0.02%, 0.95%, 3.41%, and 0.93% respectively, which have been determined by Van Kampen to be of comparable quality.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Fixed-Income Securities Risk
•	High Yield Securities Risk
•	U.S. Government Sponsored Securities Risk
•	Derivatives Risk
•	Municipal Securities Risk
•	Non-Diversification Risk
•	U.S. Government Securities Risk

Van Kampen has been sub-advisor to the fund since inception.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q3 ’02	5.22%
Lowest return for a quarter during the period of the bar chart above:	Q2 ’04	-2.59%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the year periods December 31, 2007	1 Year	5 Years	10 Years
Class A (before taxes)	-4.33	2.55	3.79
(after taxes on distributions)(2)	-4.33	2.40	3.68
(after taxes on distributions and sale of shares)(2)	-1.38	2.77	3.86
Class B	-5.04	2.47	3.64
Class C	-1.67	2.70	3.47
Lehman Brothers Municipal Bond Index(3)	3.36	4.30	5.18
Morningstar Muni National Long Category Average	1.27	3.59	4.17

(1)	The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on January 3, 1977. The predecessor fund’s performance in 2000 benefited from the agreement of Edge and its affiliates to limit the Fund’s expenses.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown.

(3)	Index performance information reflects no deduction for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 129
www.PrincipalFunds.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class A(1)	Class B(1)	Class C(1)
Management Fees	0.50%	0.50%	0.50%
12b-1 Fees	0.25	1.00	1.00
Other Expenses*	0.40	0.48	1.24

Total Annual Fund Operating Expenses	1.15%	1.98%	2.74%
Expense Reimbursement	0.09	0.53	0.79

Net Expenses	1.06%	1.45%	1.95%
*Other Expenses include: Interest Expenses	0.30%	0.30%	0.30%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class A, Class B, and Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.76% for Class A, 1.15% for Class B, and 1.65% for Class C shares, respectively.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class A	$553	$785	$1,036	$1,752	$553	$785	$1,036	$1,752
Class B	647	960	1,209	2,040	147	560	1,009	2,040
Class C	298	763	1,367	3,003	198	763	1,367	3,003

130 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Short-Term Bond Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks to provide current income.

Investor Profile:	The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

Main Strategies and Risks
The Fund invests primarily in short-term fixed-income securities. Under normal circumstances, the Fund maintains an effective maturity of four years or less and a dollar-weighted effective maturity of not more than three years. In determining the average effective maturity of the Fund’s assets, the maturity date of a callable security or prepayable securities may be adjusted to reflect the judgment of PGI regarding the likelihood of the security being called or prepaid. The Fund considers the term “bond” to mean any debt security. Under normal circumstances, it invests at least 80% of its net assets (plus any borrowings for investment purposes) in:

•	securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
•	debt securities of U.S. issuers rated in the four highest grades by Standard & Poor’s Rating Service or Moody’s Investors Service, Inc. or, if unrated, in the opinion of PGI of comparable quality; and
•	mortgage-backed securities representing an interest in a pool of mortgage loans.

The Fund may invest up to 15% of its assets in below-investment-grade fixed-income securities (“junk bonds”) and lend its portfolio securities to brokers, dealers and other financial institutions. Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

PGI may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

During the fiscal year ended October 31, 2007, the average ratings of the Fund’s assets, based on market value at each month-end, were as follows (all ratings are by Moody’s):

64	.12% in securities rated Aaa	17	.55% in securities rated Baa	0	.03% in securities rated Caa
5	.29% in securities rated Aa	3	.59% in securities rated Ba	0	.00% in securities rated Ca
7	.30% in securities rated A	2	.11% in securities rated B	0	.01% in securities rated C

The above percentage for Caa rated securities include unrated securities in the amount of 0.01% which have been determined by PGI to be comparable quality.

Principal Investors Fund	RISK/RETURN SUMMARY 131
www.PrincipalFunds.com

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Fixed-Income Securities Risk
•	High Yield Securities Risk
•	U.S. Government Sponsored Securities Risk
•	Derivatives Risk
•	Portfolio Duration Risk
•	U.S. Government Securities Risk

•	Securities Lending Risk

•	Active Trading Risk
•	Prepayment Risk
•	Real Estate Securities Risk

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q3 ’01	3.72%
Lowest return for a quarter during the period of the bar chart above:	Q2 ’04	-1.15%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years	Life of Fund
Class A (before taxes)	0.75	1.96	3.51
(after taxes on distributions)(2)	-0.95	0.63	1.96
(after taxes on distributions and sale of shares)(2)	0.47	0.90	2.07
Class C	1.16	1.64	3.06
Lehman Brothers MF (1-3) US Government Credit Index(3)(4)	6.83	3.37	4.48
Lehman Brothers Mutual Fund 1-5 Gov’t/Credit Index(3)	8.16	3.30	4.98
Morningstar Short-Term Bond Category Average	4.29	2.88	3.80

(1)	Class A shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A and C shares, for the periods prior to those dates, are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class A and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are shown for Class A shares only and would be different for Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

(4)	This index is now the benchmark against which the Fund measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

132 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class A	Class C(1)
Management Fees	0.40%	0.40%
12b-1 Fees	0.15	1.00
Other Expenses	0.24	4.91

Total Annual Fund Operating Expenses(2)	0.79%	6.31%
Expense Reimbursement	N/A	4.61

Net Expenses	0.79%	1.70%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.70% for Class C shares.

(2)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class A	$329	$496	$678	$1,203	$329	$496	$678	$1,203
Class C	273	1,390	2,653	5,667	173	1,390	2,653	5,667

Principal Investors Fund	RISK/RETURN SUMMARY 133
www.PrincipalFunds.com

Short-Term Income Fund

Sub-Advisor(s):	Edge Asset Management, Inc. (“Edge”)

Objective:	The Fund seeks to provide as high a level of current income as is consistent with prudent investment management and stability of principal.

Investor Profile:	The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

Main Strategies and Risks
The Fund invests in high quality short-term bonds and other fixed-income securities that, at the time of purchase, are rated in one of the top four rating categories by one or more nationally recognized statistical rating organizations (“NRSRO”) or, in the opinion of Edge, are of comparable quality (“investment-grade”). Under normal circumstances, the Fund maintains an effective maturity of five years or less and a dollar-weighted average duration of three years or less. The Fund’s investments may also include corporate securities, U.S. and foreign government securities, repurchase agreements, mortgage-backed and asset-backed securities, and real estate investment trust securities.

The Fund may invest up to 10% of its assets in foreign fixed-income securities, primarily bonds of foreign governments or their political subdivisions, foreign companies and supranational organizations, including non-U.S. dollar-denominated securities and U.S. dollar-denominated fixed-income securities issued by foreign issuers and foreign branches of U.S. banks. The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. The Fund may invest up to 5% of its assets in preferred stock. The Fund may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging, and enter into swaps and currency forwards or futures contracts and related options for the purpose of currency hedging. The Fund may invest in certain illiquid investments, such as privately placed securities, including restricted securities. The Fund may borrow money, enter into reverse repurchase agreements, and/or dollar roll transactions in aggregate of up to 33 1/3% of its total assets. The Fund may invest up to 25% of its total assets in asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of similar assets.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Fixed-Income Securities Risk
•	U.S. Government Securities Risk
•	Foreign Securities Risk
•	U.S. Government Sponsored Securities Risk
•	Derivatives Risk
•	Portfolio Duration Risk
•	Exchange Rate Risk
•	Securities Lending Risk
•	Underlying Fund Risk
•	Prepayment Risk
•	Real Estate Securities Risk

Edge has provided investment advice to the Fund since the Fund’s inception.

134 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q3 ’01	3.10%
Lowest return for a quarter during the period of the bar chart above:	Q2 ’04	-1.68%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years	10 Years
Class A (before taxes)	1.70	2.71	4.37
(after taxes on distributions)(2)	0.23	1.40	2.61
(after taxes on distributions and sale of shares)(2)	1.08	1.54	2.64
Class C	2.66	2.47	3.83
Citigroup Broad Investment-Grade Credit 1-3 Years Index(3)	5.75	3.94	5.50
Morningstar Short-Term Bond Category Average	4.29	2.88	4.41

(1)	The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations November 1, 1993. The predecessor fund’s performance between 1996 and 2005 benefited from the agreement of Edge and its affiliates to limit the Fund’s expenses.

(2)	After-tax returns are shown for Class A shares only and would be different for Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance information reflects no deduction for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 135
www.PrincipalFunds.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class A(1)	Class C(1)
Management Fees	0.49%	0.49%
12b-1 Fees	0.25	1.00
Other Expenses	0.23	0.61

Total Annual Fund Operating Expenses	0.97%	2.10%
Expense Reimbursement	0.02	0.43

Net Expenses	0.95%	1.67%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class A and Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.95% for Class A and 1.67% for Class C shares, respectively.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class A	$345	$549	$771	$1,408	$345	$549	$771	$1,408
Class C	270	609	1,083	2,391	170	609	1,083	2,391

136 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Ultra Short Bond Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks current income while seeking capital preservation.

Investor Profile:	The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

Main Strategies and Risks
The Fund invests primarily in high quality, short-term fixed-income securities. Under normal circumstances, the Fund maintains a dollar-weighted effective maturity of not more than 2.5 years. In determining the average effective maturity of the Fund’s assets, the maturity date of a callable security or prepayable securities may be adjusted to reflect PGI’s judgment regarding the likelihood of the security being called or prepaid. The Fund considers the term “bond” to mean any debt security. Under normal circumstances, it invests at least 80% of its assets in:

•	securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
•	debt securities of U.S. issuers rated in the four highest grades by Standard & Poor’s Rating Service (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”) or, if unrated, in the opinion of the PGI of comparable quality; and
•	mortgage-backed securities representing an interest in a pool of mortgage loans.

The rest of the Fund’s assets may be invested in a variety of financial instruments, including securities in the fourth highest rating category or their equivalent. Securities in the fourth highest category are “investment grade.” While they are considered to have adequate capacity to pay interest and repay principal, they do have speculative characteristics. Changes in economic and other conditions are more likely to affect the ability of the issuer to make principal and interest payments than is the case with issuers of higher rated securities.

The Fund may invest up to 15% of its assets in below-investment grade fixed-income securities (“junk bonds”) and may enter into reverse purchase agreements and lend its portfolio securities to brokers, dealers, and other financial institutions. Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents.

PGI may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

During the fiscal year ended October 31, 2007, the average ratings of the Fund’s assets, based on market value at each month-end, were as follows (all ratings are by Moody’s):

53	.17% in securities rated Aaa	14	.21% in securities rated Baa	0	.02% in securities rated Caa
7	.89% in securities rated Aa	4	.47% in securities rated Ba	0	.03% in securities rated Ca
17	.10% in securities rated A	3	.09% in securities rated B	0	.02% in securities rated C

The above percentages for Aaa, Aa, A, Baa, Ba, and B rated securities include unrated securities in the amount of 0.04%, 0.03%, 0.19%, 0.02%, 0.02%, and 0.01%, respectively, which have been determined by PGI to be of comparable quality.

Principal Investors Fund	RISK/RETURN SUMMARY 137
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Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Fixed-Income Securities Risk
•	High Yield Securities Risk Risk
•	U.S. Government Sponsored Securities Risk
•	Derivatives Risk
•	Portfolio Duration Risk
•	U.S. Government Securities Risk
•	Securities Lending Risk
•	Prepayment Risk
•	Active Trading Risk
•	Underlying Fund Risk

PGI has been the Fund’s Sub-Advisor since June 15, 2001.

Performance

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q3 ’05	1.68	%(2)
Lowest return for a quarter during the period of the bar chart above:	Q4 ’07	-2.00%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the periods ended December 31, 2007	1 Year	5 Years	Life of Fund
Class A (before taxes)	-3.18	1.75(2)	2.16(2)
(after taxes on distributions)(3)	-4.92	0.44(2)	0.77(2)
(after taxes on distributions and sale of shares)(3)	-2.04	0.74(2)	1.03(2)
Class C	-3.67	1.24(2)	1.59(2)
6-Month LIBOR Index(4)	5.61	3.36	3.13
Morningstar Ultrashort Bond Category Average	2.42	2.51	2.73

(1)	Class A shares commenced operations on March 15, 2006, and Class C shares were first sold on January 16, 2007. The returns for Class A and C shares, for the periods prior to those dates, are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class A and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. Institutional Class shares were first sold on June 15, 2001.

(2)	During 2005, the Institutional Class experienced a significant withdrawal of monies by an affiliate. As the remaining shareholders held relatively small positions, the total return amounts expressed herein are greater than those that would have been experienced without the withdrawal.

(3)	After-tax returns are shown for Class A only and would be different for Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(4)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

138 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class A	Class C(1)
Management Fees	0.40%	0.40%
12b-1 Fees	0.15	1.00
Other Expenses	0.19	1.86

Total Annual Fund Operating Expenses(2)	0.74%	3.26%
Expense Reimbursement	N/A	1.76

Net Expenses	0.74%	1.50%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.50% for Class C shares.

(2)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class A	$176	$339	$516	$1,028	$176	$339	$516	$1,028
Class C	253	811	1,524	3,417	153	811	1,524	3,417

Principal Investors Fund	RISK/RETURN SUMMARY 139
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Money Market Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks as high a level of current income as is considered consistent with preservation of principal and maintenance of liquidity.

Investor Profile:	The Fund may be an appropriate investment for investors seeking monthly dividends without incurring much principal risk.

Main Strategies and Risks
The Fund invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which PGI believes present minimal credit risks. At the time the Fund purchases each security, it is an “eligible security” as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Fund maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Fund may sell a security before it matures:

•	to take advantage of market variations;
•	to generate cash to cover sales of Fund shares by its shareholders; or
•	upon revised credit opinions of the security’s issuer.
The sale of a security by the Fund before maturity may not be in the best interest of the Fund. The sale of portfolio securities is usually a taxable event. The Fund does have an ability to borrow money to cover the redemption of Fund shares.

It is the policy of the Fund to be as fully invested as possible to maximize current income. Securities in which the Fund invests include:

•	securities issued or guaranteed by the U.S. government, including Treasury bills, notes and bonds;
•	securities issued or guaranteed by agencies or instrumentalities of the U.S. government. These are backed either by the full faith and credit of the U.S. government or by the credit of the particular agency or instrumentality;
•	bank obligations including:

•	certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or,
•	bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.

•	commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;
•	corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Fund has 397 days or less remaining to maturity;
•	repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
•	taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

140 RISK/RETURN SUMMARY	Principal Investors Fund
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Among the certificates of deposit typically held by the Fund are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Before the Sub-Advisor selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.

As with all mutual funds, the value of the Fund’s assets may rise or fall. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Municipal Securities Risk
•	Fixed-Income Securities Risk
•	Eurodollar and Yankee Obligations Risk
•	U.S. Government Sponsored Securities Risk

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q1 ’01	1.26%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’03 through Q2’ 04	0.03%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years	Life of Fund
Class A	4.96	2.55	2.47
Class B	-1.07	1.56	2.04
Class C	2.65	1.49	1.48
Lehman Brothers U.S. Treasury Bellwethers 3 Month Index(2)	5.11	3.08	3.04

(1)	Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	Index performance does not reflect deductions for fees, expenses, or taxes.

Call the Principal Investors Fund at 1-800-222-5852 to get the current 7-day yield for the Money Market Fund.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 141
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Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class A	Class B	Class C(1)
Management Fees	0.38%	0.38%	0.38%
12b-1 Fees	N/A	1.00	1.00
Other Expenses	0.06	0.06	0.32%

Total Annual Fund Operating Expenses	0.44%	1.44%	1.70%
Expense Reimbursement	N/A	N/A	—

Net Expenses	0.44%	1.44%	1.70%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.79% for Class C shares.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class A	$45	$141	$246	$555	$45	$141	$246	$555
Class B	647	856	987	1,451	147	456	787	1,451
Class C	273	536	923	2,009	173	536	923	2,009

142 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

THE COSTS OF INVESTING

Fees and Expenses of the Funds
This section describes the fees and expenses you may pay if you invest in Class A, B, or C shares of a Fund. You may pay both one-time fees and ongoing fees. The table below shows the one-time fees you may pay directly if you invest in a Fund. The ongoing fees are the operating expenses of a Fund, which are described in a table provided with the description of each Fund. The ongoing operating expenses include fees paid to a Fund’s manager, underwriter and others who provide services to the Fund. These expenses reduce the value of each share you own.

Fees and expenses are important because they lower your earnings. However, low costs do not guarantee higher earnings. For example, a fund with no front-end sales charge may have higher ongoing expenses than a fund with such a sales charge. Before investing, you should be sure you understand the nature of different costs. Your Investment Representative can help you with this process. An example of the impact of both the one-time and ongoing fees on an investment in a Fund is also provided with the description of each Fund.

You may obtain more information about sales charge reductions and waivers through a link on the Fund’s website at www.PrincipalFunds.com, from the SAI, or from your Investment Representative.

One-time Fees

•	You may pay a one-time sales charge for each purchase (Class A shares) or redemption (Class B or Class C shares).

•	Class A shares may be purchased at a price equal to the share price plus an initial sales charge. Investments of $1 million or more of Class A shares are sold without an initial sales charge but may be subject to a contingent deferred sales charge (CDSC) at the time of redemption.
•	Class B and Class C shares have no initial sales charge but may be subject to a CDSC. If you sell (redeem) shares and the CDSC is imposed, it will reduce the amount of sales proceeds.

•	An excessive trading fee of 1.00% is charged on redemptions or exchanges of a Fund’s Class A, Class B, and Class C shares of $30,000, or more if the shares were purchased within 30 days of the redemption or exchange. The fee does not apply to redemptions made: through an Automatic Exchange Election or a Systematic Withdrawal Plan; due to a shareholder’s death or disability (as defined in the Internal Revenue Code); or to satisfy minimum distribution rules imposed by the Internal Revenue Code. The fee is calculated as a percentage of market value of the shares redeemed or exchanged at the time of redemption or exchange (without regard to the effect of any CDSC that may apply). The excessive trading fee does not apply to shares redeemed/exchanged from the Money Market Fund.

Ongoing Fees
Ongoing fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

Each Principal LifeTime Fund and SAM Portfolio, as a shareholder in the underlying fund, bears its pro rata share of the operating expenses incurred by each underlying fund. The investment return of each Principal LifeTime Fund and SAM Portfolio is net of the underlying funds’ operating expenses.

Each of the Funds pays ongoing fees to Principal and others who provide services to the Fund. These fees include:

•	Management Fee—Through the Management Agreement with the Fund, Principal has agreed to provide investment advisory services and corporate administrative services to the Funds.

•	Distribution Fee—Each of the Funds has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 for its Class A (except the Money Market Fund), Class B, and Class C shares. Under the plan, Class A, Class B, and Class C shares of each Fund pays a distribution fee based on the average daily net asset value (NAV) of the Fund. These fees pay distribution and other expenses for sale of Fund shares and for services provided to shareholders. Because they are ongoing fees, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

Principal Investors Fund	THE COSTS OF INVESTING 143
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•	Transfer Agent Fee—Principal Shareholder Services, Inc. (“PSS”) has entered into a Transfer Agency Agreement with the Fund under which PSS provides transfer agent services to the Class A, Class B, and Class C shares of the Fund. These services are currently provided at cost.

Class A, Class B, and Class C shares of the Funds also pay expenses of registering and qualifying shares for sale, the cost of producing and distributing reports and prospectuses to Class A, Class B, and Class C shareholders, the cost of shareholder meetings held solely for Class A, Class B, and Class C shares, and other operating expenses of the Fund.

The table below describes the one-time fees that you may pay directly if you buy or redeem shares of a Fund.

Shareholder Fees
(fees paid directly from your investment)

	Class A	Class B	Class C
Maximum sales charge imposed on purchases (as a % of offering price)
All Equity Funds, except LargeCap S&P 500 Index Fund	5.50%(1)	None	None
Municipal Funds, All Fixed-Income Funds, except Short-Term Bond, Short-Term Income, and Ultra Short Bond Funds	4.50%(1)	None	None
SAM Flexible Income Portfolio and Principal LifeTime Strategic Income Fund	4.50%(1)	None	None
Short-Term Bond and Short-Term Income Funds	2.50%(1)	N/A	None
LargeCap S&P 500 Index Fund	1.50%(1)	N/A	None
Ultra Short Bond Fund	1.00%(1)	N/A	None
Money Market Fund	None	None	None
Maximum Contingent Deferred Sales Charge (CDSC) (as a % of dollars subject to charge)
All Funds except LargeCap S&P 500 Index, Short-Term Bond, Short-Term Income and Ultra Short Bond Funds	1.00%(2)	5.00%(4)	1.00%(5)
LargeCap S&P 500 Index, Short-Term Bond, Short-Term Income and Ultra Short Bond Funds	0.25%(2)	N/A	N/A
Redemption or Exchange Fee (as a % of amount redeemed/exchanged)
All Funds except Money Market Fund	1.00%(3)	1.00%(3)	1.00%(3)
Money Market Fund	None	None	None

(1)	Sales charges are reduced or eliminated for purchases of $50,000 ($250,000 for the Ultra Short Bond Fund) or more. See “Front-end sales charge – Class A shares.”

(2)	A contingent deferred sales charge applies on certain redemptions made within 18 months following purchases of $1 million or more made without a sales charge.

(3)	Excessive trading fees are charged when $30,000 or more of shares are redeemed or exchanged from one Fund to another Fund within 30 days after they are purchased.

(4)	Contingent deferred sales charges are reduced after 24 months and eliminated after 5 years.

(5)	A contingent deferred sales charge applies on certain redemptions made within 12 months.

144 THE COSTS OF INVESTING	Principal Investors Fund
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CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS

The information in this section does not apply directly to the Principal LifeTime Funds or the Strategic Asset Management (“SAM”) Portfolios, except to the extent the Principal LifeTime Funds or SAM Portfolios invest in securities other than shares of the Underlying Funds. The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.

Securities and Investment Practices
Market Volatility. Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Interest Rate Changes. Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

Credit Risk. Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or “junk” bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.

Repurchase Agreements and Loaned Securities
Although not a principal investment strategy, each of the Funds may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association, or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by a Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with parties a Sub-Advisor deems creditworthy. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

Each of the Funds may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions. These transactions involve a risk of loss to the Fund if the counterparty should fail to return such securities to the Fund upon demand or if the counterparty’s collateral invested by the Fund declines in value as a result of investment losses.

Principal Investors Fund	CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS 145
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Bank Loans (also known as Senior Floating Rate Interests)
Some of the funds invest in bank loans. Bank loans hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral, and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Bank loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the bank loan. Bank loans are rated below-investment-grade, which means they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Bank loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR) or the prime rate offered by one or more major United States banks.

Bank loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior floating rate interests may occur.

Currency Contracts
The Funds may enter into currency contracts, currency futures contracts and options, and options on currencies for hedging and other purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. A Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If a Fund’s Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investment, these techniques could result in a loss. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.

Forward Commitments
Although not a principal investment strategy, each of the Funds may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. Each of the Funds may also enter into contracts to sell its investments either on demand or at a specific interval.

Warrants
Each of the Funds may invest in warrants though none of the Funds use such investments as a principal investment strategy. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

High Yield Securities
The Bond & Mortgage Securities, Equity Income I, Income, High Yield II, Inflation Protection, MidCap Stock, Short-Term Bond, Tax-Exempt Bond I, Ultra Short Bond, and West Coast Equity Funds may invest in debt securities rated lower than BBB by S&P or Baa by Moody’s or, if not rated, determined to be of equivalent quality by the Sub-Advisor. Such securities are sometimes referred to as high yield or “junk bonds” and are considered speculative. Each of the Principal LifeTime Funds and Strategic Asset Management Portfolios may invest in underlying funds that may invest in such securities.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer’s continuing

146 CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS	Principal Investors Fund
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ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund’s shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.

The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Sub-Advisor thinks it is in the best interest of shareholders.

Municipal Obligations, Leases, and AMT-Subject Bonds
The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith and credit, with either limited or unlimited taxing power for the payment of principal and interest. Revenue bonds are not supported by the issuer’s full taxing authority. Generally, they are payable only from the revenues of a particular facility, a class of facilities, or the proceeds of another specific revenue source.

“AMT-subject bonds” are municipal obligations issued to finance certain “private activities,” such as bonds used to finance airports, housing projects, student loan programs, and water and sewer projects. Interest on AMT-subject bonds is an item of tax preference for purposes of the federal individual alternative minimum tax (“AMT”) and will also give rise to corporate alternative minimum taxes. See “Tax Considerations” for a discussion of the tax consequences of investing in the Funds.

Current federal income tax laws limit the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect upon the ability of the Fund to purchase sufficient amounts of tax-exempt securities.

Real Estate Investment Trusts
The Funds, except the Money Market Fund, may invest in real estate investment trust securities, herein referred to as “REITs.” In addition, the Real Estate Securities Fund and Global Real Estate Securities Fund typically invests a significant portion of its net assets in REITs. REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. As an investor in a REIT, the Fund will be subject to the REIT’s expenses, including management fees, and will remain subject to the Fund’s advisory fees with respect to the assets so invested. REITs are also subject to the possibilities of failing to qualify for the special tax treatment accorded REITs under the Code, and failing to maintain their exemptions from registration under the 1940 Act.

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Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.

Initial Public Offerings (“IPOs”)
Certain of the Funds may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders.

Derivatives
To the extent permitted by its investment objectives and policies, each of the Funds may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices, or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Funds may enter into put or call options, future contracts, options on futures contracts, and over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps) for both hedging and non-hedging purposes.

Generally, no Fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund.

The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:

•	the risk that the underlying security, interest rate, market index, or other financial asset will not move in the direction the Sub-Advisor anticipated;
•	the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
•	the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund’s initial investment; and
•	the possibility that the counterparty may fail to perform its obligations.

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Exchange Traded Funds (ETFs)
These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. The Funds could purchase shares issued by an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although ETFs have management fees that increase their costs.

Convertible Securities
Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.

Foreign Investing
As a principal investment strategy, the Diversified International, International Emerging Markets Funds and the Global Real Estate Securities Fund may each invest Fund assets in securities of foreign companies. The other Funds (except California Municipal, Government & High Quality Bond, Mortgage Securities, and Tax-Exempt Bond I) may invest in securities of foreign companies but not as a principal investment strategy. For the purpose of this restriction, foreign companies are:

•	companies with their principal place of business or principal office outside the U.S.;
•	companies for which the principal securities trading market is outside the U.S.; and
•	companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced or sales made outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Fund seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If a Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund’s investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility, or exchange rates could result in investment losses for a Fund.

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Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.

Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a Fund’s portfolio. A Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

A Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the risks of the foreign securities to which they relate.

Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:

•	increased social, political, and economic instability;
•	a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
•	lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
•	foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
•	relatively new capital market structure or market-oriented economy;
•	the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
•	restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
•	possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade.

Geographic Concentration
Potential investors in the California Municipal and West Coast Equity Funds should consider the possibility of greater risk arising from the geographic concentration of their investments, as well as the current and past financial condition of California municipal issuers in the case of the municipal funds. In addition to factors affecting the state or regional economy, certain California constitutional amendments, legislative measures, executive orders, administrative regulations, court decisions, and voter initiatives could result in certain adverse consequences affecting California municipal obligations. See the SAI for a more detailed description of these risks.

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Small and Medium Capitalization Companies
The Funds (except Government & High Quality Bond) may invest in securities of companies with small- or mid-sized market capitalizations. The Bond & Mortgage Securities, Disciplined LargeCap Blend, Short-Term Bond, Inflation Protection, LargeCap Growth, LargeCap S&P 500 Index, LargeCap Value, Partners LargeCap Blend, Partners LargeCap Blend I, Partners LargeCap Growth I, Partners LargeCap Growth II, Partners LargeCap Value, and Preferred Securities Funds may hold securities of small and medium capitalization companies but not as a principal investment strategy. The international funds invest in the securities of foreign corporations without regard to the market capitalizations of those companies. Market capitalization is defined as total current market value of a company’s outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources, or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company’s growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company’s management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.

Temporary Defensive Measures
From time to time, as part of its investment strategy, each Fund may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent that a Fund is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers’ acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, a Fund may purchase U.S. government securities, preferred stocks, and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Funds may take temporary defensive measures. In taking such measures, a Fund may fail to achieve its investment objective.

Fund of Funds
The performance and risks of each Principal LifeTime Fund and Strategic Asset Management (“SAM”) Portfolio directly corresponds to the performance and risks of the underlying funds in which the Fund or Portfolio invests. By investing in many underlying funds, the Principal LifeTime Funds and the SAM Portfolios have partial exposure to the risks of many different areas of the market. The more a Principal LifeTime Fund or SAM Portfolio allocates to stock funds, the greater the expected risk.

Each Principal LifeTime Fund and SAM Portfolio indirectly bears its pro-rata share of the expenses of the Underlying Funds in which it invests, as well as directly incurring expenses. Therefore, investment in a Principal LifeTime Fund or SAM Portfolio may be more costly than investing directly in shares of the Underlying Funds. If you are considering investing in a Principal LifeTime Fund, you should take into account your estimated retirement date and risk tolerance. In general, each Principal LifeTime Fund is managed with the assumption that the investor will invest in a Principal LifeTime Fund whose stated date is closest to the date the shareholder retires. Choosing a Fund targeting an earlier date represents a more conservative choice; targeting a Fund with a later date represents a more aggressive choice. It is important to note that the retirement year of the Fund you select should not necessarily represent the specific year you intend to start drawing retirement assets. It should be a guide only. Generally, the potential for higher returns over time is accompanied by the higher risk of a decline in the value of your principal. Investors should realize that the Principal LifeTime Funds are not a complete solution to their retirement needs. Investors must weigh many factors when considering when to retire, what their retirement needs will be, and what sources of income they may have.

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The risks associated with investing in an Underlying Fund of a fund of funds are discussed in Appendix A under Underlying Fund Risk.

Portfolio Turnover
“Portfolio Turnover” is the term used in the industry for measuring the amount of trading that occurs in a Fund’s portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year. Funds that engage in active trading may have high portfolio turnover.

Funds with high turnover rates (more than 100%) often have higher transaction costs (that are paid by the Fund) that may have an adverse impact on Fund performance and may generate short-term capital gains (on which taxes may be imposed even if no shares of the Fund are sold during the year). No turnover rate can be calculated for the Money Market Fund because of the short maturities of the securities in which it invests. Turnover rates for each of the other Funds may be found in the Fund’s Financial Highlights table.

Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the “total return” line in the Financial Highlights section already includes portfolio turnover costs.

MANAGEMENT OF THE FUNDS

The Manager
Principal Management Corporation (“Principal”) serves as the manager for the Fund. Through the Management Agreement with the Fund, Principal provides investment advisory services and certain corporate administrative services for the Fund.

Principal is an indirect subsidiary of Principal Financial Group, Inc. and has managed mutual funds since 1969. Principal’s address is Principal Financial Group, Des Moines, Iowa 50392.

Principal provides a substantial part of the investment advisory services to each of the Principal LifeTime Funds directly, while engaging PGI as a sub-advisor to provide asset allocation services to the Funds. The portfolio managers Principal has appointed for each Principal LifeTime Fund are James Fennessey, Michael P. Finnegan, and Randy L. Welch. The portfolio manager PGI has appointed for each Principal LifeTime Fund is Dirk Laschanzky. Messrs. Fennessey, Finnegan, Welch, and Laschanzky share day-to-day management of the Principal LifeTime Funds according to their respective responsibilities which are described as follows. On behalf of PGI, Mr. Laschanzky develops, implements, and monitors the Fund’s strategic or long-term asset class targets and target ranges. On behalf of Principal, Messrs. Fennessey, Finnegan, and Welch implement the strategic asset allocation Mr. Laschanzky sets, operating as a team, sharing authority and responsibility for research with no limitation on the authority of one portfolio manager in relation to another.

James W. Fennessey, CFA. Mr. Fennessey is a Vice President of Principal Management Corporation. Mr. Fennessey joined the Principal Financial Group in 2000. He is the Head of the Manager Research Team that is responsible for analyzing, interpreting and coordinating investment performance data and evaluation of the investment managers under the due diligence program that monitors investment managers used by the Principal Funds. Mr. Fennessey graduated from Truman State University with a BS in Business Administration, with an emphasis in Finance, and a minor in Economics. He has earned the right to use the Chartered Financial Analyst designation.

Michael P. Finnegan, CFA. Mr. Finnegan is Chief Investment Officer for Principal Management Corporation. Mr. Finnegan joined the Principal Financial Group in May of 2001 and leads the Investment Services group. As head of Investment Services, Mr. Finnegan is primarily responsible for developing and implementing Principal’s investment and product development strategies. Prior to joining Principal, Mr. Finnegan worked for Wilshire Associates’ consulting division providing investment consulting and client service to large institutional clients. Mr. Finnegan has earned the right to use the Chartered Financial Analyst designation and is a member of the ICFA and the Iowa Society of Financial Analysts. He received an M.A. in Finance from the University of Iowa and a B.B.A. in Finance from Iowa State University.

Randy L. Welch. Mr. Welch is a Vice President of Principal Management Corporation. Mr. Welch joined the Principal Financial Group in 1989 and oversees the functions of the Investment Services group, which includes investment manager research, investment consulting, performance analysis, and investment communication. He is also

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responsible for the due diligence program that monitors investment managers used by the Principal Funds. Mr. Welch is an affiliate member of the Chartered Financial Analysts (CFA) Institute. Mr. Welch earned his undergraduate degree from Grand View College and an MBA from Drake University.

The Sub-Advisors
Principal has signed contracts with various Sub-Advisors. Under the sub-advisory agreements, the Sub-Advisor agrees to assume the obligations of Principal to provide investment advisory services for a specific Fund. For these services, the Sub-Advisor is paid a fee by Principal. Information regarding the Sub-Advisors and individual portfolio managers is set forth below. The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in each of the Funds.

Sub-Advisor:	AllianceBernstein L.P. (“AllianceBernstein”). AllianceBernstein is located at 1345 Avenue of the Americas, New York, NY 10105.

The management of and investment decisions for the Partners LargeCap Value Fund’s portfolio are made by the US Value Investment Policy Group, comprised of senior US Value Investment Team members. The US Value Investment Policy Group relies heavily on the fundamental analysis and research of the Sub-Adviser’s large internal research staff. No one person is principally responsible for making recommendations for the Fund’s portfolio. The members of the US Value Investment Policy Group with the most significant responsibility for the day-to-day management of the Fund’s portfolio are: Marilyn Fedak, John Mahedy, John Phillips, and Chris Marx.

Day-to-day
Fund	Fund Management

Partners LargeCap Value	Marilyn G. Fedak John Mahedy Chris Marx John D. Phillips, Jr.

Marilyn G. Fedak, CFA. Ms. Fedak joined AllianceBernstein in 1984 as a senior portfolio manager. An Executive Vice President of AllianceBernstein since 2000, she is Head of Global Value Equities and chair of the US Large Cap Value Equity Investment Policy Group. Ms. Fedak serves on AllianceBernstein’s Management Executive Committee and is also a Director of SCB Inc. She earned a BA from Smith College and an MBA from Harvard University. She has also earned the right to use the Chartered Financial Analyst designation.

John Mahedy, CPA. Mr. Mahedy was named Co-CIO–US Value equities in 2003. He continues to serve as director of research–US Value Equities, a position he has held since 2001. Previously, Mr. Mahedy was a senior research analyst at AllianceBernstein’s institutional research and brokerage unit, covering the domestic and international energy industry from 1995 to 2001. He earned a BS and an MBA from New York University.

Christopher W. Marx. Mr. Marx joined AllianceBernstein in 1997 as a research analyst. He covered a variety of industries both domestically and internationally, including chemicals, food, supermarkets, beverages and tobacco. Mr. Marx earned an AB in Economics from Harvard, and an MBA from the Stanford Graduate School of Business.

John D. Phillips, Jr., CFA. Mr. Phillips joined AllianceBernstein in 1994 and is a senior portfolio manager and member of the US Value Equities Investment Policy Group. He is also chairman of AllianceBernstein’s Proxy Voting Committee. Mr. Phillips earned a BA from Hamilton College and an MBA from Harvard University. He has also earned the right to use the Chartered Financial Analyst designation.

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Sub-Advisor:	American Century Investment Management, Inc. (“American Century”) was founded in 1958. Its office is located in the American Century Tower at 4500 Main Street, Kansas City, MO 64111.

The day-to day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Partners LargeCap Growth II	Prescott LeGard Gregory Woodhams

Prescott LeGard, CFA. Mr. LeGard is a Vice President and Portfolio Manager for American Century. Mr. LeGard joined the company in 1999. Before joining the company, he was an Equity Analyst for USAA Investment Management where he analyzed technology companies. He has worked in the investment industry since 1993. Mr. LeGard holds a BA degree in Economics from DePauw University. He has earned the right to use the Chartered Financial Analyst designation.

Gregory J. Woodhams, CFA. Mr. Woodhams is a Vice President and Senior Portfolio Manager for American Century. Mr. Woodhams has worked in the financial industry since 1992 and joined American Century in 1997. Previously, he was Vice President and Director of Equity Research at Texas Commerce Bank. Mr. Woodhams holds a Bachelor’s degree in Economics from Rice University and a Master’s degree in Economics from the University of Wisconsin at Madison. He has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:	Columbus Circle Investors (“CCI”) is an affiliate of PGI and a member of the Principal Financial Group.CCI was founded in 1975. Its address is Metro Center, One Station Place, Stamford, CT 06902.

Day-to-day
Fund	Fund Management

LargeCap Growth	Anthony Rizza

Anthony Rizza, CFA. Mr. Rizza, portfolio manager, joined CCI in 1991. He received a BS in Business from the University of Connecticut. Mr. Rizza has earned the right to use the Chartered Financial Analyst designation and is a member of the Hartford Society of Security Analysts.

Sub-Advisor:	Edge Asset Management, Inc. (“Edge”) is an affiliate of Principal and a member of the Principal Financial Group. Edge has been in the business of investment management since 1944. Its address is 601 Union Street, Suite 2200, Seattle, WA 98101-1377.

The day-to-day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority, with no limitation on the authority of one portfolio manager in relation to another.

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Day-to-day
Fund	Fund Management

Equity Income I	Joseph T. Suty
High Yield II	Gary J. Pokrzywinski
Income	John R. Friedl
MidCap Stock	Daniel R. Coleman
Mortgage Securities	Craig V. Sosey
SAM Balanced Portfolio	Michael D. Meighan Randall L. Yoakum
SAM Conservative Balanced Portfolio	Michael D. Meighan Randall L. Yoakum
SAM Conservative Growth Portfolio	Michael D. Meighan Randall L. Yoakum
SAM Flexible Income Portfolio	Michael D. Meighan Randall L. Yoakum
SAM Strategic Growth Portfolio	Michael D. Meighan Randall L. Yoakum
Short-Term Income	Craig V. Sosey
West Coast Equity	Philip M. Foreman

Daniel R. Coleman. Mr. Coleman, Portfolio Manager of Edge, leads a team of investment professionals that is responsible for the management of the Equity Funds for which Edge serves as sub-advisor (Equity Income I, MidCap Stock, and West Coast Equity). Mr. Coleman has had primary responsibility for the day-to-day management of the predecessor Mid Cap Stock Fund, since December 2001. Mr. Coleman joined Edge in October 2001. Prior to that, he was Vice President and Senior Manager of Business Development at InfoSpace, Inc./Go2Net from 2000 until 2001, and Member and General Partner of Brookhaven Capital Management LLC/Clyde Hill Research from 1989 until 2000.

Philip M. Foreman, CFA. Mr. Foreman, Portfolio Manager of Edge, has been responsible for the day-to-day management of the predecessor West Coast Equity Fund since 2002. Mr. Foreman has been employed by Edge since January of 2002. Prior to that, Mr. Foreman was Senior Vice President and Equity Mutual Fund Manager at Evergreen Asset Management Co. from 1999 until 2002, and Vice President and Senior Portfolio Manager at Edge from 1991 until 1999.

John R. Friedl, CFA. Mr. Friedl, Portfolio Manager, has been co-manager of the predecessor Income Fund with Gary J. Pokrzywinski since March 2005. He has been employed as an investment professional at Edge since August 1998. He is responsible for the day-to-day management of the Fund.

Michael D. Meighan, CFA. Mr. Meighan, Portfolio Manager-Asset Allocation of Edge, was responsible for co-managing the predecessor SAM Portfolios with Mr. Yoakum (see below) beginning March 2003. Mr. Meighan joined Edge in 1999. Between 1993 and 1999, he was employed with Mr. Yoakum at D.A. Davidson & Co. as a Portfolio Manager and Senior Analyst for its asset allocation product.

Gary J. Pokrzywinski, CFA. Mr. Pokrzywinski, Chief Investment Officer of Edge. Since March 2005, he has been responsible for co-managing the predecessor Income Fund with John Friedl. As co-manager, Mr. Pokrzywinski contributes to the establishment of the philosophy and long term structure of the Fund. Between 1992 and March 2005 he had primary responsibility for the day-to-day management of the Income Fund. Mr. Pokrzywinski has been employed by Edge since July 1992.

Craig V. Sosey. Mr. Sosey, Portfolio Manager of Edge, has had primary responsibility for the day-to-day management of the predecessor Short Term Income and predecessor U.S. Government Securities Funds since January 2000 and November 1998, respectively. He has been employed by Edge since May 1998. Prior to that, he was the Assistant Treasurer of California Federal Bank, where he worked for over eight years.

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Joseph T. Suty, CFA. Mr. Suty, Portfolio Manager of Edge, has been responsible for the day-to-day management of the predecessor Equity Income Fund since October 2005. Prior to joining Edge in September 2005, Mr. Suty managed personal and foundation portfolios from January 2005 until August 2005. From December 1991 until December 2004, Mr. Suty was a portfolio manager of large-cap value stocks at Washington Capital Management, Inc., where he was a principal and director of the firm.

Randall L. Yoakum, CFA. Mr. Yoakum, Chief Investment Strategist and Head of Asset Allocation of Edge, led a team of investment professionals in managing the predecessor SAM Portfolios beginning January 1999. Between 1997 and 1999, Mr. Yoakum was Chief Investment Officer for D.A. Davidson & Co. Between 1994 and 1997, Mr. Yoakum was the Senior Vice President and Managing Director of Portfolio Management for Boatmen’s Trust Company, and, prior to that, Mr. Yoakum was Senior Vice President and Chief Equity Officer for Composite Research & Management Co. for eight years.

Sub-Advisor:	Emerald Advisers, Inc. (“Emerald”) is a wholly owned subsidiary of Emerald Asset Management. Emerald provides professional investment advisory services to institutional investors, high net worth individuals and the general public. Emerald’s offices are located at 1703 Oregon Pike Road, Suite 101, Lancaster, PA 17601.

Day-to-day
Fund	Fund Management

Partners SmallCap Growth II	Joseph W. Garner Kenneth G. Mertz II Stacey L. Sears

Joseph W. Garner. Mr. Garner joined Emerald in 1994 and serves as Director of Emerald Research and Portfolio Manager. Prior to joining Emerald, Mr. Garner was the Program Manager of the Pennsylvania Economic Development Financing Authority (PEDFA); an Economic Development Analyst with the PA Department of Commerce’s Office of Technology Development; and an Industry Research Analyst with the Pittsburgh High Technology Council. Mr. Garner earned an MBA from the Katz Graduate School of Business, University of Pittsburgh, and graduated magna cum laude with a BA in Economics from Millersville University.

Kenneth G. Mertz II, CFA. Mr. Mertz joined Emerald in 1992 and serves as President of Emerald Advisers, Inc. Formerly he served as Past Trustee, Vice President of the Emerald Mutual Funds (1992-2005) and Chief Investment Officer of the Pennsylvania State Employees’ Retirement System (1985-1992). He earned a BA in Economics from Millersville University.

Mr. Mertz supervises the entire portfolio management and trading process. As Chief Investment Officer, he has full discretion over all portfolios. Mr. Mertz, Ms. Sears and Mr. Garner work as a team developing strategy.

Stacey L. Sears. Ms. Sears joined Emerald in 1991 and serves as Senior Vice President and Portfolio Manager of Emerald Advisers, Inc. She is co-manager of the Forward Emerald Growth Fund and a member of the Portfolio Management team. Additionally, Ms. Sears maintains research coverage of retail, apparel, consumer goods and consumer technology companies. Ms. Sears earned a BS in Business Administration from Millersville University and an MBA from Villanova University.

Sub-Advisor:	Essex Investment Management Company, LLC (“Essex”) is a Boston-based management firm which specializes in growth equity investments. Essex manages portfolios for corporations, endowments, foundations, municipalities, public funds, Taft-Hartley accounts, and private clients. Essex offers a range of growth equity strategies and employs proprietary fundamental research combined with active portfolio management. Its address is 125 High Street, 29th Floor, Boston, MA 02110.

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Fund	Fund Management

Partners SmallCap Growth II	Nancy B. Prial

Nancy B. Prial, CFA. Ms. Prial is a Portfolio Manager and Senior Principal on the Essex Small-Micro Cap Growth and Small-Mid Cap Growth strategies. Prior to joining the firm, she spent six years at The Burridge Group, LLC as Vice President and Chief Investment Officer and four years at the Twentieth Century Division of American Century Investors. She began her investment career in 1984 at Frontier Capital Management as a fundamental analyst and portfolio manager. Ms. Prial graduated from Bucknell University with a BS in Electrical Engineering and a BA in Mathematics. She also earned an MBA from Harvard Business School. Ms. Prial has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:	Goldman Sachs Asset Management, L.P. (“GSAM”) has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). GSAM’s principal office is located at 32 Old Slip, New York, NY 10005.

The day-to day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

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Partners LargeCap Blend I	Andrew Alford Melissa R. Brown Mark Carhart Robert C. Jones

Andrew Alford. Mr. Alford is a Managing Director and Senior Portfolio Manager at GSAM. Mr. Alford joined the Investment Adviser as a researcher in 1998 and has taken or portfolio management responsibilities for the long-only Structured Funds in 2007.

Melissa R. Brown, CFA. Ms. Brown is a senior portfolio manager responsible for the US Portfolios for the Global Quantitative Equity (“‘GQE”) group. A member of the GQE Investment Policy Committee, she is involved with all aspects of the portfolio management process. Ms. Brown joined GSAM as a portfolio manager in 1998. From 1984 to 1998, she was the director of Quantitative Equity Research and served on the Investment Policy Committee at Prudential Securities. She earned an MBA from New York University. She has earned the right to use the Chartered Financial Analyst designation.

Mark Carhart. Mr. Carhart is a Co-Chief Investment Officer and a Managing Director at GSAM. Mr. Carhart joined the Investment Adviser in 1997 within the Quantitative Investment Strategies group and has taken on portfolio management responsibilities for the Structured Funds in 2007.

Robert C. Jones, CFA. Mr. Jones is the Chief Investment Officer and a senior portfolio manager for the GQE group. He brings 20 years of investment experience to his work in managing the GQE group. Mr. Jones joined GSAM as a portfolio manager in 1989. He earned an MBA from the University of Michigan. He has earned the right to use the Chartered Financial Analyst designation.

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Sub-Advisor:	Jacobs Levy Equity Management, Inc. (“Jacobs Levy”) provides investment advice based upon quantitative equity strategies. The firm focuses on detecting opportunities in the U.S. equity market and attempting to profit from them through engineered, risk-controlled portfolios. Based in Florham Park, New Jersey, Jacobs Levy is focused exclusively on the management of U.S. equity portfolios for institutional clients. Its address is 100 Campus Drive, Florham Park, NJ 07932-0650.

The day-to day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
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Partners MidCap Value	Bruce Jacobs Ken Levy

Bruce Jacobs, Ph.D. Dr. Jacobs serves as co-chief investment officer, portfolio manager, and co-director of research. Prior to co-founding Jacobs Levy in 1986, Dr. Jacobs was Senior Managing Director of a quantitative equity management affiliate of the Prudential Insurance Company of America. Dr. Jacobs earned a BA from Columbia College, an MS in Operations Research and Computer Science from Columbia University, an MSIA from Carnegie Mellon University, and an MA in Applied Economics and a Ph.D. in Finance from the University of Pennsylvania’s Wharton School.

Ken Levy, CFA. Mr. Levy serves as co-chief investment officer, portfolio manager, and co-director of research. Prior to co-founding Jacobs Levy in 1986, Mr. Levy was Managing Director of a quantitative equity management affiliate of the Prudential Insurance Company of America. He earned a BA in Economics from Cornell University and an MBA and an MA in Business Economics from the University of Pennsylvania’s Wharton School. He has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:	Mellon Capital Management Corporation (“Mellon Capital”), 500 Grant Street, Suite 4200, Pittsburgh, PA 15258. Mellon Capital is a wholly owned subsidiary of Mellon Financial Corporation (“Mellon”).

The day-to day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Partners MidCap Growth I	Adam T. Logan John O’Toole

Adam T. Logan, CFA. Joining the company in 1998, Mr. Logan is a portfolio manager and Vice President of Mellon Capital. Previously, he performed duties as a financial analyst in Mellon Financial Corporation’s corporate finance department. He is currently responsible for the management of client portfolios with a specific focus on mid and small capitalization securities. He earned a BA in Finance from Westminster College and an MBA from the Katz Graduate School of Business at the University of Pittsburgh. He has earned the right to use the Chartered Financial Analyst designation.

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John O’Toole, CFA. Joining the company in 1990, Mr. O’Toole is a Senior Vice President and a principal of Mellon Capital. Mr. O’Toole holds an MBA in Finance from the University of Chicago and a BA in Economics from the University of Pennsylvania. He has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:	Morgan Stanley Investment Management Inc. d/b/a Van Kampen (“Van Kampen”), 522 Fifth Avenue, New York, NY 10036, acts as sub-advisor to the California Municipal, California Insured Intermediate Municipal, and Tax-Exempt Bond I Funds. Van Kampen is an indirect wholly owned subsidiary of Morgan Stanley, a publicly held global financial services company. Van Kampen provides investment advice to a wide variety of individual, institutional, and investment company clients.

Day-to-day
Fund	Fund Management

California Municipal	Joseph A. Piraro
Tax-Exempt Bond I	Thomas M. Byron

Thomas M. Byron. Mr. Byron, Vice President of Van Kampen, has had primary responsibility since January 1999 for the day-to-day management of the WM Tax-Exempt Bond Fund, which was combined into the Tax-Exempt Bond Fund I in January 2007. Mr. Byron has been at Van Kampen since 1981 and, prior to taking over responsibility for managing the Fund, he was Head Buyer and Manager of Van Kampen’s Unit Investment Trust desk.

Joseph A. Piraro. Mr. Piraro, Executive Director of Van Kampen, has had primary responsibility for the day-to-day management of the California Municipal Fund since May 1992 (prior to January 2007, the Fund was a series of WM Trust II). Mr. Piraro has been employed by Van Kampen since 1992.

Sub-Advisor:	Neuberger Berman Management, Inc. (“Neuberger Berman”) is an affiliate of Neuberger Berman, LLC. Neuberger Berman, LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. The two firms continue an asset management history that began in 1939. Neuberger Berman is an indirect, wholly owned subsidiary of Lehman Brothers Holdings, Inc. Lehman Brothers is located at 745 Seventh Avenue, New York, NY 10019.

Day-to-day
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Partners MidCap Value	S. Basu Mullick

S. Basu Mullick. Mr. Mullick, Managing Director, Portfolio Manager, joined Neuberger Berman in 1998. Prior to joining the company, Mr. Mullick was a portfolio manager at Ark Asset Management. He earned a BA in Economics from the Presidency College, India. He also earned an MA in Economics and a Ph.D., ABD Finance from Rutgers University.

Sub-Advisor:	Principal Global Investors, LLC (“PGI”) is an indirect wholly owned subsidiary of Principal Life Insurance Company, an affiliate of Principal, and a member of the Principal Financial Group. PGI manages equity, fixed-income, and real estate investments primarily for institutional investors, including Principal Life. PGI’s headquarters address is 801 Grand Avenue, Des Moines, IA 50392. It has other primary asset management offices in New York, London, Sydney, and Singapore.

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The day-to-day portfolio management is shared by two or more portfolio managers. In each such case, except where noted below, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Bond & Mortgage Securities	William C. Armstrong Timothy R. Warrick
Disciplined LargeCap Blend	Jeffrey A. Schwarte
Diversified International	Paul H. Blankenhagen Juliet Cohn Chris Ibach
Government & High Quality Bond	Brad Fredericks Lisa A. Stange
Inflation Protection	Bryan C. Davis Martin J. Schafer
International Emerging Markets	Michael Ade Mihail Dobrinov Michael L. Reynal
LargeCap S&P 500 Index	Dirk Laschanzky Scott W. Smith
LargeCap Value	Arild Holm John Pihlblad Jeffrey Schwarte
MidCap Blend	K. William Nolin
Money Market	Tracy Reeg Alice Robertson
Principal LifeTime 2010	Dirk Laschanzky
Principal LifeTime 2020	Dirk Laschanzky
Principal LifeTime 2030	Dirk Laschanzky
Principal LifeTime 2040	Dirk Laschanzky
Principal LifeTime 2050	Dirk Laschanzky
Principal LifeTime Strategic Income	Dirk Laschanzky
Short-Term Bond	Zeid Ayer Craig Dawson
SmallCap Blend	Thomas Morabito Phil Nordhus
SmallCap Growth	Mariateresa Monaco
SmallCap Value	Thomas Morabito
Ultra Short Bond	Zeid Ayer Craig Dawson

Michael Ade, CFA. Mr. Ade is a research analyst and serves as a co-portfolio manager for Principal Global Investors. Based in Singapore, his company research focus encompasses the consumer, health care and non-bank financial sectors. Mr. Ade joined the firm in 2001. He received a bachelor’s degree in finance from the University of Wisconsin. He has earned the right to use the Chartered Financial Analyst designation.

William C. Armstrong, CFA. Mr. Armstrong is a portfolio manager for PGI. He manages multi-sector portfolios that invest in corporate bonds, mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, sovereigns, and agencies. He joined the firm in 1992. Previously he served as a commissioned bank examiner

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at Federal Deposit Insurance Commission. He earned a Master’s degree from the University of Iowa and a Bachelor’s degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.

Zeid Ayer, Ph.D., CFA. Mr. Ayer is a portfolio manager at PGI. He is a co-manager of the ultra short and short-term bond portfolios. He is also head of the Structured Debt group that covers asset-backed securities (ABS) and non-agency mortgage-backed securities (MBS). He joined PGI in 2001 and is the primary analyst responsible for mortgage-related ABS and non-agency MBS investments. Previously, Mr. Ayer was an assistant vice president at PNC Financial Services Group. He earned a doctorate in Physics from the University of Notre Dame, a master’s in Computational Finance from Carnegie Mellon University and a Bachelor’s degree in Physics from St. Xavier’s College, Bombay University. He has earned the right to use the Chartered Financial Analyst designation.

Paul H. Blankenhagen, CFA. Mr. Blankenhagen joined the firm in 1992 and was named a portfolio manager in 2000. He is responsible for developing portfolio strategy and the ongoing management of core international equity portfolios. He earned a Master’s degree from Drake University and a Bachelor’s degree in Finance from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation, and is a member of the Association for Investment Management and Research (AIMR) and the Iowa Society of Financial Analysts.

Juliet Cohn. Ms. Cohn is a portfolio manager at PGI. She co-manages the core international equity portfolios, with an emphasis on Europe and on the health care sector. Prior to joining the firm in 2003, she served as a director and senior portfolio manager at Allianz Dresdner Asset Management, managing both retail and institutional European accounts. Prior to that, she was a fund manager at London firms Capel Cure Myers and Robert Fleming. She earned a Bachelor’s degree in Mathematics from Trinity College, Cambridge England.

Bryan C. Davis, CFA. Mr. Davis is a senior trader/research analyst for Principal Global Investors. He is responsible for trading mortgage-backed securities and developing investment strategies related to mortgages and derivatives. Mr. Davis joined the firm in 1993 as a servicing valuation director for Principal Residential Mortgage. He then became the director of servicing hedging in 2002 before moving into his current position in 2004. Mr. Davis received a bachelor’s degree in finance from University of lowa. He has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute.

Craig Dawson, CFA. Mr. Dawson is a portfolio manager at PGI. He is co-manager of the ultra short and short term bond portfolios. He joined the firm in 1998 as a research associate, then moved into a portfolio analyst role before moving into a portfolio manager position in 2002. He earned an MBA and a Bachelor’s degree in Finance from the University of Iowa. Mr. Dawson has earned the right to use the Chartered Financial Analyst designation.

Mihail Dobrinov, CFA. Mr. Dobrinov is a research analyst and serves as a co-portfolio manager for PGI. He specializes primarily in the analysis of companies in the industrial sector, and serves as co-manager for diversified emerging markets portfolios. He joined the firm as an international and emerging market debt and currency specialist in 1995 and joined the equities team in 2002. Mr. Dobrinov received an MBA in finance from the University of Iowa and a law degree from Sofia University, Bulgaria. Mr. Dobrinov has earned the right to use the Chartered Financial Analyst designation. (Mihail does not provide legal services on behalf of any of the member companies of the Principal Financial Group.)

Brad Fredericks. Mr. Fredericks is a portfolio manager at PGI. He is responsible for co-managing the government securities accounts. His responsibilities include general portfolio overview and security analysis. He joined the firm in 1998 as a financial accountant and was named a portfolio manager in 2002. Previously, Mr. Fredericks was an assistant trader at Norwest Mortgage. He earned a Bachelor’s degree in Finance from Iowa State University. Mr. Fredericks is a Fellow of the Life Management Institute (FLMI).

Arild Holm, CFA. Mr. Holm is a portfolio manager at PGI. He specializes in the management of large cap value portfolios and also provides analyst coverage of domestic energy companies. Before joining Principal in 2002, Mr. Holm was an investment officer with the University of California. Previously, he spent five years with the Colorado Public Employees’ Retirement Association (PERA) as an energy portfolio manager and three years as an oil and gas analyst with Hanifen, Imhoff, Inc. Mr. Holm earned an MBA in Finance from the University of Colorado and a Bachelor’s degree in Management Sciences from the University of Manchester Institute of Science and Technology (England). He has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute.

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Christopher Ibach, CFA. Mr. Ibach is an associate portfolio manager and equity research analyst at PGI. He specializes primarily in the analysis of international technology companies, with a particular emphasis on semiconductor research. Prior to joining PGI in 2000, he gained six years of related industry experience with Motorola, Inc. Mr. Ibach earned an MBA in Finance and a Bachelor’s degree in Electrical Engineering from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Dirk Laschanzky, CFA. Mr. Laschanzky is a portfolio manager for PGI, responsible for portfolio implementation strategies, asset allocation and managing the midcap value and index portfolios. Prior to joining PGI in 1997, he was a portfolio manager and analyst for over seven years at AMR Investment Services. He earned an MBA and BA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Mr. Laschanzky shares responsibility for the day-to-day management of the Principal LifeTime Funds with Messrs. Fennessey, Finnegan and Welch, portfolio managers representing Principal. On behalf of PGI, Mr. Laschanzky develops, implements, and monitors the Funds’ strategic or long-term asset class targets and target ranges. On behalf of Principal, Messrs. Fennessey, Finnegan, and Welch implement the strategic asset allocation Mr. Laschanzky sets.

Mariateresa Monaco. Ms. Monaco is a portfolio manager and member of the domestic small-cap equity team at PGI. She serves as lead portfolio manager for the small-cap growth portfolios. Ms. Monaco joined PGI in 2005 with a decade of prior equity investment experience with Fidelity Management and Research in Boston where she supported a family of institutional equity funds with $2 billion in assets. Ms. Monaco earned an MBA from the Sloan School of Management at the Massachusetts Institute of Technology and a Master’s degree in Electrical Engineering from Northeastern University. She also earned a Master’s degree in Electrical Engineering from Politecnico di Torino, Italy.

Thomas Morabito, CFA. Mr. Morabito leads the small-cap portfolio management team for PGI and is the portfolio manager on the small-cap value portfolios. Prior to joining PGI in 2000, he managed the Structured Small Cap Fund for Invesco Management & Research. He earned an MBA in Finance from Northeastern University and his BA in Economics from State University of New York. He has earned the right to use the Chartered Financial Analyst designation.

K. William Nolin, CFA. Mr. Nolin is a portfolio manager for PGI. He serves as the portfolio manager for the firm’s international small-cap equity portfolios. He joined the firm in 1994. He earned an MBA from the Yale School of Management and a Bachelor’s degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Phil Nordhus, CFA. Mr. Nordhus joined PGI in 1990 and was previously involved in corporate acquisitions and divestitures before moving to the equity group in 2000. Most recently, he has been involved in managing the small-cap portfolios and has responsibility for managing the small-cap analyst team. Mr. Nordhus earned an MBA from Drake University and a Bachelor’s degree in Economics from Kansas State University. He has earned the right to use the Chartered Financial Analyst designation.

John Pihlblad, CFA. Mr. Pihlblad is a portfolio manager at PGI. He joined the firm in 2000 and led the development of PGI’s Global Research Platform. He has over 25 years experience in creating and managing quantitative investment systems. Prior to joining PGI, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He earned a BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.

Tracy Reeg. Ms. Reeg is a portfolio manager at PGI. She is involved in the portfolio management of money market portfolios. She joined the firm in 1993 and began trading and portfolio management duties in 2000. Ms. Reeg earned a Bachelor’s degree in Finance from the University of Northern Iowa. She is a member of the Life Office Management Association (LOMA) and is a Fellow of the Life Management Institute (FLMI).

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Michael L. Reynal. Mr. Reynal is a portfolio manager at PGI. He specializes in the management of emerging markets portfolios, as well as regional Asian equity portfolios. Prior to joining PGI in 2001, he was responsible for equity investments in Latin America, the Mediterranean and the Balkans while at Wafra Investment Advisory Group, Inc. in New York. Mr. Reynal earned an MBA from the Amos Tuck School at Dartmouth College, an MA in History from Christ’s College at the University of Cambridge and a BA in History from Middlebury College.

Alice Robertson. Ms. Robertson is a trader for PGI on the corporate fixed-income trading desk. She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Previously, Ms. Robertson was an assistant vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master’s degree in Finance and Marketing from DePaul University and her Bachelor’s degree in Economics from Northwestern University.

Martin J. Schafer. Mr. Schafer is a portfolio manager for PGI. He specializes in short-term and long duration portfolios, as well as the Inflation Protection Fund and stable value mandates. He also has experience in managing mortgage-backed securities. Mr. Schafer joined the firm in 1977 and in the early 1980s he developed the firm’s secondary mortgage marketing operation. In 1984, he assumed portfolio management responsibility for its residential mortgage portfolio. He began managing mutual fund assets in 1985, institutional portfolios in 1992 and stable value portfolios in 2000. He has earned a Bachelor’s degree in Accounting and Finance from the University of Iowa.

Jeffrey A. Schwarte, CFA, CPA. Mr. Schwarte is a portfolio manager at PGI. He manages the large-cap core portfolios and is co-portfolio manager on the midcap value strategies. He joined the firm in 1993 as a staff auditor and has held various positions before moving to an equity research position in 2000. He earned a Bachelor’s degree in Accounting from the University of Northern Iowa. He has earned the right to use the Chartered Financial Analyst designation and is a Certified Public Accountant, a Certified Internal Auditor, and a Fellow of the Life Management Institute (FLMI).

Scott W. Smith. Mr. Smith is a research analyst and portfolio manager at Principal Global Investors. He is an analyst within the firm’s asset allocation and structured investments group. He also provides research assistance to various business units within Principal Global Investors. Mr. Smith joined the firm in 1999. He received a bachelor’s degree in finance from Iowa State University.

Lisa A. Stange, CFA. Ms. Stange is a portfolio manager and strategist for PGI. She is responsible for managing the government securities portfolios and the mortgage-backed securities (MBS) within the multi-sector portfolios. As a strategist, Ms. Stange is involved in the formulation of broad investment strategy, quantitative research and product development. Previously, she was co-portfolio manager for U.S. multi-sector portfolios. She joined the firm in 1989. Ms. Stange earned an MBA and a Bachelor’s degree from the University of Iowa. She has earned the right to use the Chartered Financial Analyst designation.

Timothy R. Warrick, CFA. Mr. Warrick is a portfolio manager at PGI with responsibility for the corporate and U.S. multi-sector portfolios. He also serves as portfolio management team leader with responsibility for overseeing portfolio management function for all total return fixed income products. Prior to his portfolio management responsibilities with the firm, Mr. Warrick was a fixed income credit analyst and extensively involved in product development. He joined the firm in 1990. He received an MBA in Finance from Drake University and a Bachelor’s degree in Accounting and Economics from Simpson College. He has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:	Principal Real Estate Investors, LLC (“Principal - REI”), an indirect wholly owned subsidiary of Principal Life, an affiliate of Principal, and a member of the Principal Financial Group, was founded in 2000. It manages investments for institutional investors, including Principal Life. Principal -REI’s address is 801 Grand Avenue, Des Moines, IA 50392.

The day-to day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

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Day-to-day
Fund	Fund Management

Global Real Estate Securities	Simon Hedger Chris Lepherd Kelly D. Rush
Real Estate Securities	Kelly D. Rush

Simon Hedger. As a portfolio manager, Mr. Hedger directs the global real estate investment trust (REIT) activity for Principal Real Estate Investors, the dedicated real estate group of Principal Global Investors, Mr. Hedger serves as director, portfolio management at Principal Global Investors (Europe). He is head of a real estate investment team based in London and oversees the firm’s European real estate capability in real estate investment trusts (REITs) and listed property securities. He has over 27 years of property experience, including eight years in the United Kingdom followed by 17 years in Australia. This includes positions both as an analyst and as a portfolio manager. Prior to joining Principal Global Investors in 2003, he worked for Domaine Property Funds, managing the assets of its property syndicates. Previously, he was a senior equities analyst at Prudential Bache/BNP Equities. His background also includes positions as fund manager for Paladin Commercial Trust and GEM Commercial Property Trust, as well as a variety of real estate related roles with Prudential Assurance Company in both Australia and the United Kingdom. Mr. Hedger earned an MBA from the University of New England and is an associate member of both the Royal Institute of Chartered Surveyors and of the Australian Property Institute. He is a U.K. qualified chartered surveyor (ARICS).

Chris Lepherd. Mr. Lepherd serves as director, portfolio management at Principal Global Investors (Australia) and is a senior member of the firm’s property securities team. Prior to joining the firm in April 2003 he had 12 years of property and investment banking experience across a broad spectrum of disciplines including property securities research, real estate valuation, corporate real estate consultancy and real estate acquisitions and divestitures. He provided property and equities investment advice to a range of institutional clients including National Australia Bank, Fairfax and Australian Ethical Investments. Prior to that, he was a senior equities analyst with Bankers Trust Australia, specializing in property. This role encompassed property market analysis and forecasts, the analysis and valuation of listed property securities and providing advice on IPOs and property development projects. Earlier in his career he held the roles of senior property analyst with JLW Advisory and property analyst with Knight Frank Hooker. Mr. Lepherd earned a Bachelor of Business (Land Economy) from the University of Western Sydney and a Graduate Diploma in Applied Finance and Investment from the Securities Institute of Australia. He is an Associate Member of the Australian Property Institute and Securities Institute.

Kelly D. Rush, CFA. As portfolio manager, Mr. Rush directs the Real Estate Investment Trust (REIT) activity for Principal - REI, the dedicated real estate group of Principal. He has been managing the real estate stock portfolio since 1997. Previously, Mr. Rush participated in structuring commercial mortgage loans for public real estate companies and the analysis of real estate investment trust issued bonds. He has been with the real estate investment area of the firm since 1987. He earned an MBA in Business Administration and a Bachelor’s degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:	Spectrum Asset Management, Inc. (“Spectrum”) is an indirect subsidiary of Principal Life, an affiliate of PGI and a member of the Principal Financial Group. Spectrum was founded in 1987. Its address is 4 High Ridge Park, Stamford, CT 06905.

The day-to day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

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Day-to-day
Fund	Fund Management

Preferred Securities	L. Phillip Jacoby Bernard M. Sussman

L. Phillip Jacoby. Mr. Jacoby is Sr. Vice President and Portfolio Manager for Spectrum and chairman of Spectrum’s Investment Committee. Prior to joining Spectrum in 1995, he was a senior investment officer as USL Capital Corporation, a subsidiary of Ford Motor Corporate, and co-managed a $600 million preferred stock portfolio. He earned his BS in Finance from Boston University.

Bernard M. Sussman. Mr. Sussman is Chief Investment Officer of Spectrum and Chair of its Investment Committee. Prior to joining Spectrum in 1995, Mr. Sussman was a general partner and head of the Preferred Stock area of Goldman Sachs & Co. He was responsible for sales, trading and underwriting for all preferred products and was instrumental in the development of the hybrid (MIPS) market. He earned both an MBA in Finance and a Bachelor’s degree in Industrial Relations from Cornell University.

Sub-Advisor:	T. Rowe Price Associates, Inc. (“‘T. Rowe Price”), a wholly owned subsidiary of T. Rowe Price Group, Inc., a financial services holding company, has over 69 years of investment management experience. T. Rowe Price is located at 100 East Pratt Street, Baltimore, MD 21202.

Day-to-day
Fund	Fund Management

Partners LargeCap Blend	Anna M. Dopkin Richard T. Whitney (through March 31, 2008)
Partners LargeCap Growth I	Robert W. Sharps

Anna M. Dopkin, CFA. Ms. Dopkin serves as Chairman of the Investment Advisory Committee for the Fund. Ms. Dopkin is a Vice President of T. Rowe Price Group, Inc. and T. Rowe Price, Co-Director of U.S. Equity Research, and a member of the firm’s Equity Steering Committee. Prior to joining T. Rowe Price in 1996, she worked at Goldman Sachs in its Mortgage Securities Department in New York and London. Ms. Dopkin earned a B.S., magna cum laude, from The Wharton School of the University of Pennsylvania. She has earned the right to use the Chartered Financial Analyst designation.

Ms. Dopkin serves as a portfolio coordinator for the Fund. Instead of making stock selection decisions, she is responsible for ensuring adherence to portfolio constraints and risk controls, along with managing inter-analyst activity. As the lead portfolio coordinator, Ms. Dopkin has ultimate accountability for the Fund.

Robert W. Sharps, CFA, CPA. Mr. Sharps is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price. He is also the lead Portfolio Manager with the Large-Cap Growth Strategy Team in the Equity Division and a member of the Equity Steering Committee. Prior to joining the firm in 1997, Mr. Sharps was a Senior Consultant at KPMG Peat Marwick. He earned a B.S., summa cum laude, in Accounting from Towson University and an MBA in Finance from the Wharton School, University of Pennsylvania. He has earned right to use the Chartered Financial Analyst designation and the Certified Public Accountant accreditation.

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Richard T. Whitney, CFA. Mr. Whitney is a Vice President of T. Rowe Price Group, Inc. and T. Rowe Price, Director of the firm’s Quantitative Equity Group and member of the Equity Steering Committee and Brokerage Control Committee. Prior to joining the firm in 1985, Mr. Whitney was employed by the Chicago Board of Trade and IBM. He earned a B.S. and an MEE in Electrical Engineering from Rice University and an MBA from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation.

Mr. Whitney serves as a portfolio coordinator for the Fund. Instead of making stock selection decisions, he, along with Ms. Dopkin, is responsible for ensuring adherence to portfolio constraints and risk controls, as well as managing inter-analyst activity. Effective March 31, 2008, Mr. Whitney will no longer serve as a portfolio coordinator for the Fund.

Sub-Advisor:	Turner Investment Partners, Inc. (“Turner”) was founded in 1990. Its address is 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312.

The day-to day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Partners MidCap Growth	Tara R. Hedlund Christopher K. McHugh Jason D. Schrotberger

Tara R. Hedlund, CFA, CPA. Ms. Hedlund joined Turner in 2000. Previously, she was an audit engagement senior at Arthur Andersen LLP. She has been in investment management since 1995. She earned a BBS in Accountancy from Villanova University. She has earned the right to use the Chartered Financial Analyst designation.

Christopher K. McHugh. Mr. McHugh, Vice President and Senior Portfolio Manager, joined Turner in 1990. Prior to joining Turner, he was a performance specialist at Provident Capital Management. He earned a BS in Accounting from Philadelphia University and an MBA in Finance from St. Joseph’s University.

Jason D. Schrotberger, CFA. Mr. Schrotberger joined Turner in 2001. Previously, he was an investment analyst at BlackRock Financial Management. He has been in investment management since 1994. He earned a BA in Economics from Denison University and an MBA in Finance from the University of Illinois. He has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:	UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), a Delaware corporation located at One North Wacker, Chicago, IL 60606, is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the “Group”) of UBS AG.

The day-to day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Partners SmallCap Growth II	Paul A. Graham, Jr. David N. Wabnik

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Paul A. Graham, Jr., CFA. Mr. Graham joined UBS Global AM in 1994 and has had portfolio management responsibilities since 1994. Mr. Graham is Managing Director, Head of Growth Investors and Co-Head of U.S. Small Cap Growth Equity. For eight years prior to joining the firm, he served as a small cap portfolio manager and research analyst at Value Line Asset Management. Mr. Graham received his BA from Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.

David N. Wabnik. Mr. Wabnik joined UBS Global AM in 1995 and has been a portfolio manager since 1995. Mr. Wabnik is Executive Director, Co-Head of U.S. SmallCap Growth Equity. For four years prior to joining the firm, he served as a small cap portfolio manager/senior research analyst at Value Line Asset Management. Mr. Wabnik received his BS from Binghamton University and his MBA from Columbia Business School.

The Sub-Sub-Advisors
Principal Global Investors, LLC (“‘PGI”) has entered into sub-sub-advisory agreements for various Funds. Under these agreements, each sub-sub-advisor has agreed to assume the obligations of PGI for a certain portion of the Fund’s assets. The sub-sub-advisor is paid a fee by PGI.

PGI is the sub-advisor for the Bond & Mortgage Securities Fund. Day-to-day management decisions concerning a portion of the Bond & Mortgage Securities Fund’s portfolio are made by Spectrum (“‘Spectrum”), which serves as sub-sub-advisor.

See the discussion regarding Spectrum provided in connection with the Preferred Securities Fund for a description of the firm and the individuals who serve as portfolio managers for the Bond & Mortgage Securities Fund.

Duties of Principal and Sub-Advisors
Principal or the Sub-Advisor provides the Directors of the Principal Investors Fund with a recommended investment program. The program must be consistent with the Fund’s investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

Several of the Funds have multiple Sub-Advisors. For those Funds, Principal determines the portion of the Fund’s assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor’s firm or investment professionals or changes in the number of Sub-Advisors. Ordinarily, reallocations of Fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

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Fees Paid to the Manager
The Fund pays Principal a fee for its services, which includes any fee Principal pays to the Sub-Advisor. The fee each Fund paid (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2007 was:

Bond & Mortgage Securities Fund	0.52%
California Municipal Fund	0.50
Disciplined LargeCap Blend Fund	0.56
Diversified International Fund	0.87
Equity Income Fund I	0.51
Global Real Estate Securities Fund	0.90	(1)
Government & High Quality Bond Fund	0.40
High Yield Fund II	0.52
Income Fund	0.50
Inflation Protection Fund	0.40
International Emerging Markets Fund	1.19
International Growth Fund	0.97
LargeCap Growth Fund	0.60	(3)
LargeCap S&P 500 Index Fund	0.15
LargeCap Value Fund	0.44
MidCap Blend Fund	0.64
MidCap Stock Fund	0.75
Money Market Fund	0.38
Mortgage Securities Fund	0.50
Partners LargeCap Blend Fund	0.74
Partners LargeCap Blend Fund I	0.44
Partners LargeCap Growth Fund I	0.73
Partners LargeCap Growth Fund II	0.99	(2)
Partners LargeCap Value Fund	0.76
Partners MidCap Growth Fund	1.00	(2)
Partners MidCap Growth Fund I	1.00%
Partners MidCap Value Fund	0.99
Partners SmallCap Growth Fund II	0.99
Preferred Securities Fund	0.74
Principal LifeTime 2010 Fund	0.1225
Principal LifeTime 2020 Fund	0.1225
Principal LifeTime 2030 Fund	0.1225
Principal LifeTime 2040 Fund	0.1225
Principal LifeTime 2050 Fund	0.1225
Principal LifeTime Strategic Income Fund	0.1225
Real Estate Securities Fund	0.83
SAM Balanced Portfolio	0.31
SAM Conservative Balanced Portfolio	0.31
SAM Conservative Growth Portfolio	0.31
SAM Flexible Income Portfolio	0.31
SAM Strategic Growth Portfolio	0.31
Short-Term Bond Fund	0.40
Short-Term Income Fund	0.49
SmallCap Blend Fund	0.75
SmallCap Growth Fund	0.75
SmallCap Value Fund	0.75
Tax-Exempt Bond Fund I	0.50
Ultra Short Bond Fund	0.40
West Coast Equity Fund	0.48

(1)	Period from October 1, 2007 (date operations commenced) through October 31, 2007.

(2)	Effective October 31, 2007, the Fund’s management fees were decreased.

(3)	Effective January 16, 2007, the Fund’s management fees were increased.

A discussion regarding the basis for the Board of Directors approving the management agreement with Principal and the sub-advisory agreements with each Sub-Advisor is available in the semi-annual report to shareholders for the period ended April 30, 2007 and in the annual report to shareholders for the fiscal year ended October 31, 2007.

Under an order received from the SEC, the Fund and Principal, may enter into and materially amend agreements with Sub-Advisors, other than those affiliated with Principal, without obtaining shareholder approval. For any Fund that is relying on that order, Principal may, without obtaining shareholder approval:

•	hire one or more Sub-Advisors;

•	change Sub-Advisors; and

•	reallocate management fees between itself and Sub-Advisors.

Principal has ultimate responsibility for the investment performance of each Fund that utilizes a Sub-Advisor due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination, and replacement. No Fund will rely on the order until it receives approval from its shareholders or, in the case of a new Fund, the Fund’s sole initial shareholder before the Fund is available to the other purchasers, and the Fund states in its prospectus that it intends to rely on the order.

The shareholders of each of the Funds have approved the Fund’s reliance on the order; however, only the California Municipal, Tax Exempt Bond I, and all Partners Funds intend to rely on the order.

PURCHASE OF FUND SHARES

Shares of the Funds are generally purchased through persons employed by or affiliated with broker/dealer firms (“‘Investment Representatives”). Investment Representatives may establish shareholder accounts according to their procedures or they may establish shareholder accounts directly with the Fund by visiting www.PrincipalFunds.com to obtain the appropriate forms. An application is included with this prospectus. A different application is needed for a

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Principal Investors Fund IRA, Coverdell Education Savings Account, 403(b), HSA, SEP, SIMPLE, SAR-SEP, or certain employee benefit plans. These applications are available on www.PrincipalFunds.com.

An investment in the Fund may be held in various types of accounts, including individual, joint ownership, trust, and business accounts. The Fund also offers a range of custodial accounts for those who wish to invest for retirement and/or education expenses. Prospective shareholders should consult with their Investment Representative prior to making decisions about the account and type of investment that are appropriate for them. The Fund reserves the right to refuse any order for the purchase of shares, including those by exchange. Principal may recommend to the Board, and the Board may elect, to close certain funds to new investors or close certain funds to new and existing investors.

Making an Investment
Principal Investors Fund has a minimum initial investment amount of $1,000 and a minimum subsequent investment amount of $100. Initial and subsequent investment minimums apply on a per-fund basis for each Fund or Portfolio in which a shareholder invests.

Shareholders must meet the minimum initial investment amount of $1,000 unless an Automatic Investment Plan (“‘AIP”) is established. With an AIP, the minimum initial investment is $100. Accounts or automatic payroll deduction plans established with an AIP that do not meet the minimum initial investment must maintain subsequent automatic investments that total at least $1,200 annually. Minimums may be waived on accounts set up for: certain employee benefit plans; retirement plans qualified under Internal Revenue Code Section 401(a); payroll deduction plans submitting contributions in an electronic format devised and/or approved by the Fund; Principal Investors Fund asset allocation programs; and purchases through an omnibus account with a broker-dealer, investment advisor, or other financial institution.

Payment. Payment for Fund shares is generally made via personal check or cashiers check. We consider your purchase of Fund shares by check to be your authorization to make an automated clearing house (“ACH”) debit entry to your account. Shares purchased by check may be sold only after the check has cleared your bank, which may take up to 7 calendar days.

The Funds may, in their discretion and under certain limited circumstances, accept securities as payment for Fund shares at the applicable net asset value (“‘NAV”). For federal income tax purposes, a purchase of shares with securities will be treated as a sale or exchange of such securities on which the investor will generally realize a taxable gain or loss. Each Fund will value securities used to purchase its shares using the same method the Fund uses to value its portfolio securities as described in this prospectus.

Your Investment Representative can help you buy shares of the Funds by mail, through bank wire, direct deposit, or Automatic Investment Plan. No wires are accepted on days when the NYSE is closed or when the Federal Reserve is closed (because the bank that would receive your wire is closed). Contact information for the Fund is as follows:

Mailing Addresses:
Regular Mail
Principal Funds
P.O. Box 8024
Boston, MA 02266-8024

Overnight Mail
Principal Funds
30 Dan Road
Canton, MA 02021-2809

Customer Service
You may speak with a Client Relations Specialist by calling 1-800-222-5852, between 7:00 a.m. and 7:00 p.m. Central Time.

Wire Instructions: To obtain ACH or wire instructions, please contact a Client Relations Specialist.

Direct Deposit
Your Investment Representative can help you make a Direct Deposit from your paycheck (if your employer approves) or from a government allotment. Direct Deposit allows you to deposit automatically all or part of your paycheck (or government allotment) to your Principal Investors Fund account(s). You can request a Direct Deposit Authorization Form to give to your employer or the governmental agency (either of which may charge a fee for this service). Shares will be

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purchased on the day the ACH notification is received by the transfer agent’s bank. On days when the NYSE is closed, but the bank receiving the ACH notification is open, your purchase will be priced at the next calculated share price.

Automatic Investment Plan
Your Investment Representative can help you establish an Automatic Investment Plan. You may make regular monthly investments with automatic deductions from your bank or other financial institution account. You select the day of the month the deduction is to be made. If that date is a non-trading day, we will process the deduction on the next trading day. If the next trading day falls in the next month or year, we will process the deduction on the day prior to your selected day. The minimum initial investment is waived if you set up an Automatic Investment Plan when you open your account. Minimum monthly purchase is $100 per Fund.

Effective the close of business on September 1, 2007, the SmallCap Blend Fund (the “fund”) closed to new investors. With limited exceptions, those who were fund shareholders on September 1, 2007 may, however, continue to purchase shares in fund accounts in existence at that time.

CHOOSING A SHARE CLASS

Your Investment Representative will help you choose the Fund or Funds that are appropriate for you based upon your investment objective, risk tolerance and other factors. Your Investment Representative can also help you choose the share class that is appropriate for you. Investment Representatives may receive different compensation depending upon which class of shares you purchased. The sales charge for Class A shares may be reduced or eliminated for certain types of purchases or for purchases of sufficient size. Your Investment Representative can help you determine whether your investment qualifies for a reduced sales charge.

This prospectus offers three share classes: Class A, Class B, and Class C (not all funds offer Class B shares). Class B shares and Class C shares of the Money Market Fund may be purchased only by exchange from other Fund accounts in the same share class or by reinvestment of distributions made on such shares. Class B shares are not available to SIMPLE, SEP, SAR-SEP, non-qualified deferred compensation, payroll deductions or 403(b) plans that do not currently invest in the Fund’s Class B shares, nor to new participants in any such plans that invest in the Fund’s Class B shares. Class C shares are not available to retirement plans qualified under IRC section 401(a) that are not already investing in Class C shares of other Funds of the Principal Investors Fund, but are available to new participants in plans that currently invest in Class C shares of the Fund. Highlights of each Fund’s share classes and information regarding sales charges and dealer reallowances are provided below.

Each class has different costs associated with buying, redeeming, and holding shares. Which class is best for you depends upon:

•	the dollar amount you are investing,
•	the amount of time you plan to hold the investment, and
•	any plans to make additional investments in the Principal Investors Funds.
Please consult with your Investment Representative before choosing the class of shares that is most appropriate for you. Before you invest, you should understand the characteristics of each share class so you can be sure to choose the class that is right for you.

Fund and share class selections must be made at the time of purchase. The Fund seeks to prevent purchases of Class B shares by shareholders who, through Rights of Accumulation (described below under “Purchases at a Reduced Initial Sales Charge”), are entitled to credit for at least $100,000 of Class A, Class B, Class C, or Class J Shares in Principal Investors Funds eligible for inclusion pursuant to Rights of Accumulation. If you are making an initial purchase of Principal Investors Funds of $100,000 or more and have selected Class B shares, or $1,000,000 or more and have selected Class C shares, the purchase will be of Class A shares of the Fund(s) you have selected. If you are making subsequent purchases into your existing Principal Investors Fund Class B share accounts and the combined value of the subsequent investment and your existing Class A, Class B, Class C, and Class J share accounts combined for Rights of Accumulation purposes exceeds $100,000, the subsequent investment will be applied to purchase Class A shares of the Fund(s) you have selected. If you are making subsequent purchases into your existing Principal Investors Fund Class C share accounts and the combined value of the subsequent investment

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and your existing Class A, Class B, Class C, and Class J share accounts combined for Rights of Accumulation purposes exceeds $1,000,000, the subsequent investment will be applied to purchase Class A shares of the Fund(s) you have selected.

 CLASS A SHARES

Initial Sales Charge

•	You generally pay a sales charge on an investment in Class A shares, which varies based on the amount invested and the Fund selected.
•	If you invest $50,000 or more ($250,000 or more for the Ultra Short Bond Fund), the sales charge is reduced.
•	You might be eligible for a reduced sales charge. See “Sales Charge Waiver or Reduction (Class A shares).”
•	Sales charges might be reduced under the Rights of Accumulation or Statement of Intent, as described below.

Sales Charge Waiver or Reduction (Class A shares)
Class A shares of the Funds may be purchased without a sales charge or at a reduced sales charge. The Funds reserve the right to change or stop offering shares in this manner at any time for new accounts and with a 60-day notice to shareholders of existing accounts.

To receive a reduction in your Class A initial sales charge, you or your Investment Representative must let the Fund know at the time you purchase shares that you qualify for such a reduction. If you or your Investment Representative do not let the Fund know that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled. It may be necessary for you to provide information and records, such as account statements.

Purchase Without an Initial Sales Charge (Class A shares)

•	No initial sales charge will apply to purchases of $1 million or more, although a 1.00% (0.50% for Short-Term Bond and Short-Term Income Funds; 0.25% for LargeCap S&P 500 Index, and Ultra Short Bond Funds) contingent deferred sales charge may apply to redemptions made within 18 months after purchase.
•	No initial sales charge will apply to shares purchased with the proceeds of redemptions of Class A shares of the Funds (other than the Money Market Fund, unless such shares were obtained by exchange of shares of a Fund that imposes an initial sales charge) or with proceeds of redemptions from Class B shares on which a CDSC was paid, or was waived in connection with a Required Minimum Distribution, involuntary redemption or due to the death of the shareholder, within 60 days of redemption. It is the responsibility of the shareholder to notify the Fund at the time of repurchase if the purchase proceeds are from a redemption of the Fund within the past 60 days.
•	A Fund’s Class A shares may be purchased without a sales charge by the following individuals, groups, and/or entities:

•	by its current and former Directors, member companies of the Principal Financial Group, and their active or retired employees, officers, directors, brokers, or agents (for the life of the account). This also includes their immediate family members (spouse, domestic partner, children (regardless of age), and parents), and trusts created by or primarily for the benefit of these individuals;
•	by the Premier Credit Union;
•	by non-ERISA clients of Principal Global Investors LLC;
•	by any employee or registered representative (and their immediate family members and employees) of an authorized broker-dealer or company that has entered into a selling agreement with Princor or the Distributor;
•	through a “wrap account” offered by Princor or through broker-dealers, investment advisors, and other financial institutions that have entered into an agreement with Princor or the Distributor which includes a requirement that such shares be sold for the benefit of clients participating in a “wrap account” or similar program under which clients pay a fee to the broker-dealer, investment advisor, or financial institution;
•	to fund non-qualified plans administered by a member company of the Principal Financial Group pursuant to a written service agreement;
•	by accounts established as a result of the conversion of Class R shares of the Fund;
•	by any investor who buys Class A shares through an omnibus account with certain financial intermediaries, such as a bank or other financial institution, that does not accept or charge the initial sales charge. In addition, the CDSC generally applicable to redemptions of shares made within 18 months after purchase of $1 million or

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more will not be imposed on redemptions of shares purchased through such omnibus account where no sales charge payments were advanced for purchases made through these entities;

•	by current and retired Washington Mutual employees and their immediate family members, including children up to and including age 25;
•	by former Washington Mutual employees who establish IRAs involving assets from a Washington Mutual retirement or benefit plan, and subsequent investments into such accounts;
•	by participants in, or by purchases through, employer-sponsored retirement or benefit plans which were eligible to purchase shares without payment of a sales charge of a predecessor fund prior to the date the successor fund commenced operations;
•	by individuals who were eligible to purchase shares without payment of a sales charge of a predecessor fund (a fund previously included in the WM Group of Funds) prior to the date the successor fund commenced operations;
•	by clients of registered investment advisors that have entered into arrangements with Princor or the Distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee;
•	to qualified retirement plans where the plan’s R-1 or R-2 share investments were redesignated A share investments;
•	to qualified retirement plans where the plan’s investments in the Fund are part of an omnibus account or other qualified retirement plans with a total value of at least $500,000;
•	existing participants in Employer Sponsored Plans (as defined in Purchase at a Reduced Initial Sales Charge (Class A Shares)) that had at least $1 million in Principal Investors Fund as of January 12, 2007 can purchase Class A shares at net asset value for the duration of that account; and
•	new participants in such Employer Sponsored Plans that had at least $2.8 million in Principal Investors Fund as of January 12, 2007 can purchase Class A shares within the plan at net asset value provided the participant notes that he or she meets this qualification on the participant’s initial application to purchase shares.

 Purchase at a Reduced Initial Sales Charge (Class A Shares)

1)	Rights of Accumulation. The sales charge varies with the size of your purchase. Purchases made by you, your spouse or domestic partner, your children, your spouse or domestic partner up to and including the age of 25 and/or a trust created by or primarily for the benefit of such persons (together “a Qualified Purchaser”) will be combined along with the value of existing Class A, B,C and J shares of Principal Investors Fund owned by such persons, to determine the applicable sales charge. Class A shares of Money Market Fund are not included in the calculation unless they were acquired in exchange from other Principal Investors Fund shares. If the total amount being invested in the Principal Investors Fund is near a sales charge breakpoint, you should consider increasing the amount invested to take advantage of a lower sales charge.

2)	Statement of Intent (SOI). Qualified Purchasers may obtain reduced sales charges by signing an SOI. The SOI is a nonbinding obligation on the Qualified Purchaser to purchase the full amount indicated in the SOI. Purchases made by you, your spouse or domestic partner, or the children of you, your spouse or domestic partner up to and including the age of 25 and/or a trust created by or primarily for the benefit of such persons (together “a Qualified Purchaser”) will be combined along with the value of existing Class A, B, C and J shares of Principal Investors Fund owned by such persons. Purchases of Class A shares of Money Market Fund are not included. The sales charge is based on the total amount to be invested in a 13 month period. If the intended investment is not made (or shares are sold during the 13 month period), sufficient shares will be sold to pay the additional sales charge due. An SOI is not available for 401(a) plan purchases.

3)	The maximum sales charge that applies to purchases of Class A shares by qualified plans administered by Expertplan, Inc. that were previously converted from B share plans is the sales charge that applies to purchases of at least $250,000 but less than $500,000 as described in the sales charge tables below; the regular sales charge applies to purchases of $500,000 or more in such accounts and to all purchases of the Short-Term Bond, Short-Term Income, Ultra Short Bond and LargeCap S&P 500 Index Fund shares.

4)	Employer Sponsored Plans. The maximum sales charge for all purchases made in an account that is included in a SIMPLE IRA, SEP, SAR-SEP, non-qualified deferred compensation, payroll deduction or 403(b) plan (“Employer

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Sponsored Plan”) established prior to March 1, 2002 with Principal Management Corporation as the Funds’ transfer agent, is the sales charge that applies to purchases of at least $100,000 but less than $250,000 as described in the sales charge tables below; the regular sales charge applies to purchases of $250,000 or more in such accounts and to all purchases of the Short-Term Bond, Short-Term Income, Ultra Short Bond and LargeCap S&P 500 Index Fund shares. The reduced sales charge applies to purchases made by or on behalf of participants to such plans who become participants on or before July 28, 2007.

Purchase of Class A Shares. The offering price for Class A shares is the NAV next calculated after receipt of an investor’s order in proper form by the Fund or its servicing agent, plus any applicable initial sales charge (except for the Money Market Fund) as shown in the tables below. The right-hand column in each table indicates what portion of the sales charge is paid to Investment Representatives and their brokerage firms (“dealers”) for selling Class A shares. For more information regarding compensation paid to dealers, see “Distribution Plan and Additional Information Regarding Intermediary Compensation.”

There is no sales charge on purchases of Class A shares of the Money Market Fund or on purchases of Class A shares of the other funds if the purchase is made within 60 days of the redemption of Class A or B shares of the Fund or described in “Redemption of Fund Shares” provided the shareholder notifies the Fund that the purchase proceeds are from the redemption of Class A shares. Class A shares of the other Funds are purchased with a sales charge that is a variable percentage based on the amount of the purchase. There is no sales charge on shares of a Fund purchased with reinvested dividends or other distributions. Your sales charge may be reduced for larger purchases as indicted below.

Class A Sales Charges

Bond & Mortgage Securities, California Municipal, SAM Flexible Income Portfolio,
Government & High Quality Bond, High Yield II, Income, Inflation Protection, Preferred Securities,
Principal LifeTime Strategic Income, Tax-Exempt Bond I and Mortgage Securities Funds(1)

	Sales Charge as % of:
	Offering	Amount	Dealer Allowance as % of
Amount of Purchase	Price	Invested	Offering Price

Less than $50,000	4.50%	4.71%	4.00%
$50,000 but less than $100,000	4.00%	4.17%	3.50%
$100,000 but less than $250,000	3.50%	3.63%	3.00%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more	0.00%	0.00%	0.00%*

Short-Term Bond and Short-Term Income Funds
	Sales Charge as % of:
	Offering	Amount	Dealer Allowance as % of
Amount of Purchase	Price	Invested	Offering Price

Less than $50,000	2.50%	2.56%	2.00%
$50,000 but less than $100,000	2.00%	2.04%	1.50%
$100,000 but less than $250,000	1.50%	1.52%	1.00%
$250,000 but less than $500,000	1.25%	1.27%	1.00%
$500,000 but less than $1,000,000	1.00%	1.01%	0.75%
$1,000,000 or more	0.00%	0.00%	0.00%**

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LargeCap S&P 500 Index Fund
	Sales Charge as % of:
	Offering	Amount	Dealer Allowance as % of
Amount of Purchase	Price	Invested	Offering Price

Less than $50,000	1.50%	1.52%	1.25%
$50,000 but less than $100,000	1.25%	1.27%	1.00%
$100,000 but less than $250,000	1.00%	1.01%	0.75%
$250,000 but less than $500,000	0.75%	0.76%	0.50%
$500,000 but less than $1,000,000	0.50%	0.50%	0.25%
$1,000,000 or more	0.00%	0.00%	0.25%

Ultra Short Bond Fund
	Sales Charge as % of:
	Offering	Amount	Dealer Allowance as % of
Amount of Purchase	Price	Invested	Offering Price

Less than $250,000	1.00%	1.01%	0.75%
$250,000 but less than $500,000	0.75%	0.76%	0.50%
$500,000 but less than $1,000,000	0.50%	0.50%	0.25%
$1,000,000 or more	0.00%	0.00%	0.25%

All other Funds (except Money Market Fund)
	Sales Charge as % of:
	Offering	Amount	Dealer Allowance as % of
Amount of Purchase	Price	Invested	Offering Price

Less than $50,000	5.50%	5.82%	4.75%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more	0.00%	0.00%	0.00%*

(1)	Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher or lower than the percentages noted above.

*	The Distributor may pay authorized dealers commissions on purchases of Class A shares over $1 million calculated as follows: 1.00% on purchases between $1 million and $3 million, 0.50% on the next $2 million, 0.35% on the next $5 million, and 0.25% on the amount purchased in excess of $10 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A, B, and C shares.

**	The Distributor may pay authorized dealers commissions on purchases of Class A shares over $1 million calculated as follows: 0.50% on purchases between $1 million and $3 million, 0.25% on the next $2 million, 0.15% on the next $5 million, and 0.10% on the amount purchased in excess of $10 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A, B, and C shares.

Contingent Deferred Sales Charge (“CDSC”) on Class A Shares. Class A shares purchased in amounts of $1 million or more (other than shares of the Money Market Fund) are generally subject to a CDSC of 1.00% (0.50% for the Short-Term Bond and Short-Term Income Fund; 0.25% for the LargeCap S&P 500 Index and Ultra Short Bond Funds) if the shares are redeemed during the first 18 months after purchase, unless the dealer, at its discretion, has waived the commission. The Distributor may pay authorized dealers commissions up to 1.00% of the price of such purchases. The CDSC may be waived for redemptions of Class A shares as described under “CDSC Calculation and Waivers.”

Pricing and Sales Charge information is available, free of charge, on our website at www.principalfunds.com.

174 CHOOSING A SHARE CLASS	Principal Investors Fund
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 CLASS B SHARES

Class B shares may not be suitable for large investments. Due to the higher expenses associated with Class B shares, it may be more advantageous for investors to purchase Class A shares. Class B shares of the Money Market Fund may be purchased only by exchange from Class B shares of other Funds and by reinvestment of distributions in Class B shares.

The Fund seeks to prevent purchases of Class B shares by shareholders who, through Rights of Accumulation (described above under “Purchases at a Reduced Initial Sales Charge”) are entitled to credit for at least $100,000 of Class A, Class B, Class C, or Class J shares. The Fund will consider initial purchases of $100,000 or more, and subsequent purchases that would result in an investment of $100,000 or more when combined with a shareholder’s existing account values, as determined using Rights of Accumulation, as a purchase of Class A shares. Class B shares are not available to SIMPLE, SEP, SAR-SEP, non-qualified deferred compensation, payroll deductions or 403(b) plans that do not currently invest in the Fund’s Class B shares, nor to new participants in any such plans that invest in the Fund’s Class B shares.

The offering price for Class B shares is the NAV next calculated after receipt of an investor’s order in proper form by the Fund or its servicing agent, with no initial sales charge. A CDSC of up to 5.00% may apply depending on the Fund and time in the investment (see schedule below).

•	Shares purchased through reinvestment of dividends and capital gain distributions are not subject to a CDSC.
•	There is no CDSC on redemptions of Class B shares held for 5 full years or longer.
•	Class B shares have higher annual expenses than Class A shares because they are subject to distribution fees for the first eight years.
•	After the eighth year, Class B shares convert automatically to Class A shares of the same Fund, typically without income tax impact.

Within 60 days after a redemption of Class B shares, the proceeds may be reinvested in Class A shares at NAV, if a CDSC was paid. It is the responsibility of the shareholder to notify the Fund at the time of reinvestment if the purchase proceeds are from a redemption of Class B shares. (If a CDSC has been waived in connection with a Required Minimum Distribution, involuntary redemption, or the death of a shareholder, redemption proceeds may not be used to repurchase Class B shares. Following these circumstances, redemption proceeds may be used to purchase Class A shares at NAV.)

The Distributor currently pays authorized dealers commissions of up to 4.00% of the price of Class B shares sold by them.

Contingent Deferred Sales Charge (“CDSC”) on Class B Shares. Each new and subsequent purchase of Class B shares may be subject to a CDSC based upon the schedule below.

A CDSC may be applied to Class B shares of all Funds according to the following schedule:

Year of Redemption	Contingent Deferred
After Purchase	Sales Charge(1)

First	5.00%
Second	5.00%
Third	4.00%
Fourth	3.00%
Fifth	2.00%
Sixth and following	0.00%

(1)	Shares purchased on or before January 12, 2007 may be subject to different CDSC schedules as described in the SAI.

Pricing and Sales Charge information is available, free of charge, on our website at www.principalfunds.com.

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 CLASS C SHARES

Class C shares may not be suitable for large investments. Due to the higher expenses associated with Class C shares, it may be more advantageous for investors currently purchasing, intending to purchase, or with existing assets in amounts that may qualify for a reduced sales charge on Class A shares, including through Rights of Accumulation and/or Statement of Intent, to purchase Class A shares. Class C shares of the Money Market Fund may be purchased only by exchange from Class C shares of other Principal Investors Fund funds and by reinvestment of distributions made on Class C shares.

The Fund seeks to prevent investments in Class C shares by shareholders with at least $1 million of investments in the Principal Investors Funds eligible for inclusion pursuant to Rights of Accumulation. The Funds will consider initial purchases of $1 million or more, and subsequent purchases that would result in an investment of $1 million or more when combined with a shareholder’s existing account values, as determined using Rights of Accumulation, as a purchase of Class A shares. Class C shares are not available to retirement plans qualified under IRC section 401(a) that are not already investing in Class C shares of the Fund, but are available to new participants in plans that currently invest in Class C shares of the Fund.

The offering price for Class C shares is the NAV next calculated after receipt of an investor’s order in proper form by the Fund or its servicing agent, with no initial sales charge.

•	A CDSC of 1.00% may apply if redeemed during the first 12 months after purchase. Unlike Class B shares, Class C shares do not convert to Class A shares, so future distribution and service fees do not decrease.
•	Class C shares have higher annual expenses than Class A shares because they are subject to distribution fees.

Within 60 days after redemption of Class C shares, the proceeds may be reinvested in other Class C shares at NAV. It is the responsibility of the shareholder to notify the Fund at the time of reinvestment if the purchase proceeds are from redemption of Class C shares. (If a CDSC has been waived in connection with a Required Minimum Distribution, involuntary redemption, or the death of a shareholder, redemption proceeds may not be used to repurchase Class C shares. Following these circumstances, redemption proceeds may be used to purchase Class A shares at NAV.

The Distributor currently pays authorized dealers commissions of up to 1.00% of the amount invested in Class C shares.

Contingent Deferred Sales Charge (“CDSC”) on Class C Shares. Each initial and subsequent purchase of Class C shares is subject to a CDSC of 1.00% for a period of 12 months from the date of purchase. Shares will be redeemed first from shares purchased through reinvested dividends and capital gain distributions, which are not subject to the CDSC, and then in order of purchase. The CDSC may be waived for redemptions of Class C shares as described under ”CDSC Calculation and Waivers.”

Pricing and Sales Charge information is available, free of charge, on our website at www.principalfunds.com.

CDSC CALCULATION AND WAIVERS

The CDSC is based on the lesser of the market value at the time of redemption or the initial purchase price of the shares sold. For Class B shares issued in connection with the WM Reorganization, the CDSC is based on the initial purchase price of the shares sold. The CDSC does not apply to shares purchased with reinvested dividends or other distributions. The CDSC is not charged on exchanges. However, the original purchase date of the shares from which an exchange is made determines if the newly acquired shares are subject to the CDSC when they are sold.

If you sell some but not all of the shares in your account, the shares not subject to a sales charge will be sold first. Other shares will be sold in the order purchased (first in, first out). The CDSC does not apply to shares redeemed according to a systematic withdrawal plan limited to no more than 1.00% per month (measured cumulatively for non-monthly plans) of the value of the Fund account at the time, and beginning on the date, the systematic withdrawal plan is established.

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The CDSC is waived on shares which are sold:

•	within 90 days after an account is re-registered due to a shareholder’s death;
•	due to the shareholder’s disability, as defined in the Internal Revenue Code provided the shares were purchased prior to the disability;
•	from retirement plans to satisfy minimum distribution rules under the Internal Revenue Code;
•	to pay surrender charges;
•	to pay retirement plan fees;
•	involuntarily from small balance accounts;
•	from a retirement plan to assure the plan complies with Sections 401(k), 401(m), 408(k), or 415 of the Internal Revenue Code; or
•	from retirement plans to satisfy excess contribution rules under the Internal Revenue Code.

The CDSC is also waived on redemptions of Class B shares from Predecessor Fund accounts opened prior to April 1, 2002 made in connection with distributions from IRAs or other retirement accounts to shareholders over age 59 1/2. This CDSC waiver does not apply to a transfer of assets.

NOTE:	To have your CDSC waived, you must let your advisor or the Fund know at the time you redeem shares that you qualify for such a waiver.

REDEMPTION OF FUND SHARES

After you place a sell order in proper form, shares are sold using the next share price calculated. The amount you receive will be reduced by any applicable CDSC or excessive trading fee. There is no additional charge for a sale of shares however; you will be charged a $10 wire fee if you have the sale proceeds wired to your bank. Generally, the sale proceeds are sent out on the next business day* after the sell order has been placed. It may take additional business days for your financial institution to post this payment to your account at that financial institution. At your request, the check will be sent overnight (a $15 overnight fee will be deducted from your account unless other arrangements are made). Shares purchased by check may be sold only after the check has cleared your bank, which may take up to 7 calendar days. A sell order from one owner is binding on all joint owners.

    * a day when the NYSE is open for normal business

Distributions from IRA, SEP, SIMPLE, 403(b) and SAR-SEP accounts may be taken as:

•	lump sum of the entire interest in the account,
•	partial interest in the account, or
•	periodic payments of either a fixed amount or an amount based on certain life expectancy calculations.
Tax penalties may apply to distributions before the participant reaches age 59 1/2.

Sale of shares may create a gain or a loss for federal (and state) income tax purposes. You should maintain accurate records for use in preparing your income tax returns.

Generally, sales proceeds checks are:

•	payable to all owners on the account (as shown in the account registration) and
•	mailed to the address on the account (if not changed within last 30 days) or previously authorized bank account.

For other payment arrangements, please call Principal Investors Fund. You should also call Principal Investors Fund for special instructions that may apply to sales from accounts:

•	when an owner has died
•	for certain employee benefit plans; or
•	owned by corporations, partnerships, agents, or fiduciaries.

Payment for shares sold is generally sent the business day after the sell order is received. Under unusual circumstances, Principal Investors Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

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Within 60 calendar days after the sale of shares, you may reinvest the amount of the sale proceeds into any Principal Investors Fund Class A shares without a sales charge if the shares that were sold were Class A shares, or were Class B shares on which a CDSC was paid or on which the CDSC was waived in connection with a Required Minimum Distribution, involuntary redemption, or due to the death of the shareholder. Within 60 calendar days after the sale of Class C shares, any amount of the sale proceeds that you reinvest will be reinvested in Class C shares; shares purchased by redemption proceeds are not subject to the twelve month CDSC. It is the responsibility of the shareholder to notify the Fund at the time of repurchase if the purchase proceeds are from a redemption of the Fund within the past 60 days.

The transaction is considered a sale for federal (and state) income tax purposes even if the proceeds are reinvested. If a loss is realized on the sale, the reinvestment may be subject to the “wash sale” rules resulting in the postponement of the recognition of the loss for tax purposes.

Distributions in Kind. Payment for shares of the Funds tendered for redemption is ordinarily made by check. However, the Funds may determine that it would be detrimental to the remaining shareholders of a Fund to make payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the Funds may pay the redemption proceeds in whole or in part by a distribution “in kind” of securities from the Fund’s portfolio in lieu of cash. If a Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. Each Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described in this prospectus.

Sell shares by mail

•	Send a letter or distribution form (call us for the form) which is signed by the owner/owners of the account to Principal Funds, P.O. Box 8024, Boston, MA 02266-8024. Specify the Fund(s) and account number.

•	Specify the number of shares or the dollar amount to be sold.
•	A Medallion Signature Guarantee* will be required if the:

•	sell order is for more than $100,000;
•	check is being sent to an address other than the account address;
•	wire or ACH is being sent to a shareholder’s U.S. bank account not previously authorized;
•	account address has been changed within 30 days of the sell order; or
•	check is payable to a party other than the account shareholder(s), Principal Life, or a retirement plan trustee or custodian that has agreed in writing to accept a transfer of assets from the Fund.

*	If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member, or brokerage firm. A signature guaranteed by a notary public or savings bank is not acceptable.

Sell shares in amounts of $100,000 or less by telephone

•	The request may be made by a shareholder or by the shareholder’s Investment Representative.
•	The combined amount requested from all funds to which the redemption request relates is $100,000 or less.
•	The address on the account must not have been changed within the last 30 days and telephone privileges must apply to the account from which the shares are being sold.
•	If our phone lines are busy, you may need to send in a written sell order.
•	To sell shares the same day, the order must be received in good order before the close of normal trading on the NYSE (generally 3:00 p.m. Central Time).
•	Telephone redemption privileges are NOT available for Principal Investors Fund 403(b) plans, inherited IRAs, and certain employer sponsored benefit plans.
•	If previously authorized, wire or ACH can be sent to a shareholder’s U.S. bank account.

Sell shares by checkwriting (Class A shares of Money Market Fund only)

•	Checkwriting must be elected on initial application or by written request to Principal Investors Fund. Such election continues in effect until the Fund receives written notice revoking or changing the election.
•	The Fund can only sell shares after your check making the Fund investment has cleared your bank.
•	Checks must be written for at least $250. The Fund reserves the right to increase the minimum check amount.
•	The rules of the bank on which the checks are drawn concerning checking accounts apply.

178 REDEMPTION OF FUND SHARES	Principal Investors Fund
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•	If the account does not have sufficient funds to cover the check, it is marked “Insufficient Funds” and returned (the Fund may revoke checkwriting on accounts on which “Insufficient Funds” checks are drawn).
•	Accounts may not be closed by withdrawal check (accounts continue to earn dividends until checks clear and the exact value of the account is not known until the check is received by the bank).
•	Checkwriting is available only for non-qualified accounts.
•	Neither the Fund, the bank nor Principal shall incur any liability for honoring the checks, selling shares to pay checks, or for returning checks unpaid.
•	Checkwriting may be converted to a point-of-purchase debit from your account. This only applies if such service is available at the business with which you are doing business.

Systematic withdrawal plans
You may set up a systematic withdrawal plan on a monthly, quarterly, semiannual, or annual basis to:

•	sell enough shares to provide a fixed amount of money ($100 minimum amount; the required minimum is waived to the extent necessary to meet the required minimum distribution as defined by the Internal Revenue Code),
•	pay insurance or annuity premiums or deposits to Principal Life (call us for details), and
•	provide an easy method of making monthly installment payments (if the service is available from your creditor who must supply the necessary forms).

You can set up a systematic withdrawal plan by:

•	completing the applicable section of the application, or
•	sending us your written instructions, or
•	completing a Systematic Withdrawal Plan Request form (available on www.PrincipalFunds.com), or
•	calling us if you have telephone privileges on the account (telephone privileges may not be available for all types of accounts).

Your systematic withdrawal plan continues until:

•	you instruct us to stop or
•	your Fund account balance is zero.

When you set up the withdrawal plan, you select which day you want the sale made (if none is selected, the sale will be made on the 15th of the month). If the selected date is not a trading day, the sale will take place on the preceding trading day (if that day falls in the month or year prior to your selected date, the transaction will take place on the next trading day after your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us. Sales made under your systematic withdrawal plan will reduce and may eventually exhaust your account.

The Fund from which the systematic withdrawal is made makes no recommendation as to either the number of shares or the fixed amount that you withdraw.

Excessive Trading fee (other than Money Market Fund). An excessive trading fee may apply to redemptions made within 30 days of purchase as described in “Frequent Purchases and Redemptions.” If excessive trading is deemed to be occurring, additional restrictive actions may be taken, as described in the “Frequent Purchases and Redemption” section.

EXCHANGE OF FUND SHARES

Your shares in the Funds may be exchanged without a sales charge or CDSC for the same class of any other Principal Investors Fund (except Money Market). The Fund reserves the right to revise or terminate the exchange privilege at any time. Notice will be provided to shareholders of any such change, to the extent required by law.

Exchanges from Money Market Fund
Class A shares of Money Market Fund may be exchanged into:

•	Class A shares of other Funds.

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•	If Money Market Fund shares were acquired by direct purchase, a sales charge will be imposed on the exchange into other Class A shares.
•	If Money Market Fund shares were acquired by (1) exchange from other Funds, (2) conversion of Class B shares, or (3) reinvestment of dividends earned on Class A shares that were acquired through exchange, no sales charge will be imposed on the exchange into other Class A shares.

•	Class B or Class C shares of other Funds – subject to the applicable CDSC.

You may exchange shares by:

•	sending a written request to Principal Funds, P.O. Box 8024, Boston, MA 02266-8024,

•	via the Internet at www.PrincipalFunds.com, or
•	calling us, if you have telephone privileges on the account.

Automatic Exchange Election
This election authorizes an exchange from one Principal Investors Fund to another on a monthly, quarterly, semiannual or annual basis. You can set up an automatic exchange by:

•	completing the Automatic Exchange Election section of the application,
•	calling us if telephone privileges apply to the account from which the exchange is to be made, or
•	sending us your written instructions.
•	completing an Automatic Exchange Election form (available on www.principalfunds.com)

Your automatic exchange continues until:

•	you instruct us to stop by calling us if telephone privileges apply to the account or by sending us your written instructions; or
•	your Fund account balance is zero.

You may specify the day of the exchange (if none is selected, the exchange will be made on the 15th of the month). If the selected day is not a trading day, the sale will take place on the preceding trading day (if that day falls in the month or year prior to your selected date, the transaction will take place on the next trading day after your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.

General

•	An exchange by any joint owner is binding on all joint owners.
•	If you do not have an existing account in the Fund to which the exchange is being made, a new account is established. The new account has the same owner(s), dividend and capital gain options and dealer of record as the account from which the shares are being exchanged.
•	All exchanges are subject to the minimum investment and eligibility requirements of the Fund being acquired.
•	You may acquire shares of a Fund only if its shares are legally offered in your state of residence.
•	For an exchange to be effective the day we receive your instruction, we must receive the instruction in good order at our transaction processing center in Canton, Massachusetts before the close of normal trading on the NYSE (generally 3 p.m. Central Time).

When money is exchanged or transferred from one account registration or tax identification number to another, the account holder is relinquishing his or her rights to the money. Therefore exchanges and transfers can only be accepted by telephone if the exchange (transfer) is between:

•	accounts with identical ownership,
•	an account with a single owner to one with joint ownership if the owner of the single owner account is also an owner of the account with joint ownership,
•	a single owner to a UTMA account if the owner of the single owner account is also the custodian on the UTMA account, or
•	a single or jointly owned account to an IRA account to fund the yearly IRA contribution of the owner (or one of the owners in the case of a jointly owned account).

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The exchange is treated as a sale of shares for federal (and state) income tax purposes and may result in a capital gain or loss. Income tax rules regarding the calculation of cost basis may make it undesirable in certain circumstances to exchange shares within 90 days of their purchase.

Fund shares used to fund an employee benefit plan may be exchanged only for shares of other Funds available to employee benefit plans. Such an exchange must be made by following the procedures provided in the employee benefit plan and the written service agreement.

Excessive Trading fee (other than Money Market Fund). An excessive trading fee may apply to exchanges made within 30 days of purchase as described in “Frequent Purchases and Redemptions.” If excessive trading is deemed to be occurring, additional restrictive actions may be taken, as described below.

FREQUENT PURCHASES AND REDEMPTIONS

The Funds are not designed for, and do not knowingly accommodate, frequent purchases and redemptions of fund shares by investors. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase these Funds.

Frequent purchases and redemptions pose a risk to the Funds because they may:

•	Disrupt the management of the Funds by:

•	forcing the Funds to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the Fund; and
•	causing unplanned portfolio turnover;

•	Hurt the portfolio performance of the Funds; and
•	Increase expenses of the Funds due to:

•	increased broker-dealer commissions and
•	increased recordkeeping and related costs.

Certain Funds may be at greater risk of harm due to frequent purchases and redemptions. For example, those Funds that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage.

The Funds have adopted procedures to “fair value” foreign securities under certain circumstances, which are intended, in part, to discourage excessive trading of shares of the Funds. The Board of Directors of the Fund has also adopted policies and procedures with respect to frequent purchases and redemptions of shares of the Funds. The Funds monitor trading activity to identify and take action against abuses. While our policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that we will identify and prevent abusive trading in all instances. If we are not able to identify such excessive trading practices, the Funds may be negatively impacted and may cause investors to suffer the harms described. The potential negative impact and harms of undetected excessive trading in shares of the underlying Funds in which the Principal LifeTime Funds or Strategic Asset Management Funds invest could flow through to the Principal LifeTime Funds and Strategic Asset Management Funds as they would for any Fund shareholder. When we do identify abusive trading, we will apply our policies and procedures in a fair and uniform manner. If we are not able to identify such abusive trading practices, the abuses described above may negatively impact the Funds.

Currently the Funds, except the Money Market Fund, impose an excessive trading fee on redemptions or exchanges of $30,000 or more of a Fund’s Class A, B, and C shares redeemed within 30 days after they are purchased. The fee does not apply to redemptions or exchanges made pursuant to an Automatic Exchange Election or systematic Withdrawal Plan; due to a shareholder’s death or disability (as defined in the Internal Revenue Code); to satisfy minimum distribution rules imposed by the Internal Revenue Code; or where the application of the fee would cause a Fund to fail to be considered a “qualified default investment alternative” under the Employee Retirement Income Security Act of 1976, as amended, and the rules and regulations thereunder. The fee is equal to 1.00% of the total redemption or exchange amount. The fee is paid to the Funds and is intended to offset the trading costs, market impact, and other costs associated with short-term money movement in and out of the Funds.

If an intermediary, such as a retirement plan or recordkeeper, is unwilling to impose the Fund’s excessive trading fee, the Fund may waive such fee if it determines that the intermediary is able to implement other policies and procedures

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reasonably designed to prevent excessive trading in Fund shares. If an intermediary is unable to implement the Fund’s excessive trading policy or to implement other procedures reasonably designed to prevent excessive trading in Fund shares, the Fund may waive the application of its excessive trading policy with respect to transactions of beneficial owners underlying the intermediary’s omnibus account if, in Fund management’s opinion, the purchases and redemptions at the omnibus account level are not likely to have an adverse impact on the management of the Fund’s portfolio. The Fund will monitor net purchases and redemptions in any such omnibus account in an effort to identify trading activity that might adversely impact the management of the Fund’s portfolio and, if such excessive trading is identified, will require the intermediary to prohibit ongoing excessive trading by the underlying beneficial owner or owners whose transactions are determined to be excessive.

In addition, if a Fund deems frequent trading and redemptions to be occurring, action will be taken that may include, but is not limited to:

•	Increasing the excessive trading fee to 2%,
•	Increasing the excessive trading fee period from 30 days to as much as 90 days,
•	Applying the excessive trading fee to redemptions or exchanges of less than $30,000,
•	Limiting the number of permissible exchanges available to shareholders identified as “excessive traders,”
•	Limit exchange requests to be in writing and submitted through the United States Postal Service (in which case, requests for exchanges by fax, telephone or internet will not be accepted), and
•	Taking such other action as directed by the Fund.

The Funds have reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, we will reverse the exchange and return the account holdings to the positions held prior to the exchange. We will give the shareholder that requested the exchange notice in writing in this instance.

PRICING OF FUND SHARES

Each Fund’s shares are bought and sold at the current share price. The share price of each class of each Fund is calculated each day the New York Stock Exchange (“NYSE”) is open (shares are not priced on the days on which the NYSE is closed for trading, generally New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas). The share price is determined as of the close of business of the NYSE (normally 3:00 p.m. Central Time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received in good order by us at our transaction processing center in Canton, Massachusetts. In order for us to process your purchase order on the day it is received, we must receive the order (with complete information):

•	on a day that the NYSE is open and
•	prior to the close of trading on the NYSE (normally 3 p.m. Central Time).

Orders received after the close of the NYSE or on days that the NYSE is not open will be processed on the next day that the NYSE is open for normal trading.

If we receive an application or purchase request for a new mutual fund account or subsequent purchase into an existing account that is accompanied by a check and the application or purchase request does not contain complete information, we may hold the application (and check) for up to two business days while we attempt to obtain the necessary information. If we receive the necessary information within two business days, we will process the order using the next share price calculated. If we do not receive the information within two business days, the application and check will be returned to you.

For all Funds, except the Money Market Fund, the share price is calculated by:

•	taking the current market value of the total assets of the Fund
•	subtracting liabilities of the Fund
•	dividing the remainder proportionately into the classes of the Fund
•	subtracting the liability of each class
•	dividing the remainder by the total number of shares owned in that class.

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The securities of the Money Market Fund are valued at amortized cost. The calculation procedure is described in the Statement of Additional Information.

NOTES:

•	If market quotations are not readily available for a security owned by a Fund, its fair value is determined using a policy adopted by the Directors. Fair valuation pricing is subjective and creates the possibility that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.
•	A Fund’s securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. Generally, the values of foreign securities used in computing a Fund’s Net Asset Value (“NAV”) are the market quotations as of the close of the foreign market. Foreign securities and currencies are also converted to U.S. dollars using the exchange rate in effect at the close of the NYSE.

Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The Fund has adopted policies and procedures to “fair value” some or all securities held by a Fund if significant events occur after the close of the market on which the foreign securities are traded but before the Fund’s NAV is calculated. Significant events can be specific to a single security or can include events that affect a particular foreign market or markets. A significant event can also include a general market movement in the U.S. securities markets. If the Manager believes that the market value of any or all of the foreign securities is materially affected by such an event, the securities will be valued, and the Fund’s NAV will be calculated, using the policy adopted by the Fund. These fair valuation procedures are intended to discourage shareholders from investing in the Fund for the purpose of engaging in market timing or arbitrage transactions.

The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Fund may change on days when shareholders are unable to purchase or redeem shares.

•	Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

DIVIDENDS AND DISTRIBUTIONS

Dividends are based on estimates of income, expenses, and shareholder activity for the Fund. Actual income, expenses, and shareholder activity may differ from estimates; consequently, differences, if any, will be included in the calculation of subsequent dividends. The Funds pay their net investment income to shareholders of record on the business day prior to the payment date. The payment schedule is as follows:

•	The Bond & Mortgage Securities, California Municipal, Government & High Quality Bond, High Yield II, Income, Inflation Protection, Mortgage Securities, Short-Term Bond, Short-Term Income, Tax-Exempt Bond I, and Ultra Short Bond Funds declare dividends of their daily net investment income each day their shares are priced. On the last business day of each month the Funds will pay out their accumulated declared dividends.

•	The Money Market Fund declares dividends of all its daily net investment income each day its shares are priced. The dividends are paid daily and are automatically reinvested back into additional shares of the Fund. You may ask to have your dividends paid to you monthly in cash. These cash payments are made on the 20th of each month (or previous business day.)

•	The Preferred Securities Fund pays its net investment income on a monthly basis. The payment date is the last business day of each month.

•	The Equity Income I, Global Real Estate Securities, and Real Estate Securities Funds and the SAM Flexible Income, SAM Conservative Balanced, and SAM Balanced Portfolios each pay their net investment income on a quarterly basis. The payment date is the last business day of March, June, September, and December.

•	The other Funds pay their net investment income on an annual basis. The payment date is the last business day of the year.

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The Tax Exempt Bond Fund I intends to distribute income that is exempt from federal income tax but may be subject to state and local income tax. Because the Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or other income taxes, it may make distributions of income that are not exempt from federal and other income tax. Any capital gains distributed by the Fund may be taxable.

Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.

The Money Market Fund does not seek to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends.

Dividend and capital gains distributions will be reinvested, without a sales charge, in shares of the Fund from which the distribution is paid. However, you may authorize the distribution to be:

•	invested in shares of another Principal Investors Fund without a sales charge (distributions of a Fund may be directed only to one receiving Fund); or

•	paid in cash, if the amount is $10 or more.

Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. Special tax rules apply to Fund distributions to Individual Retirement Accounts and other retirement plans. A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state, and local taxes. A Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased.

To the extent that distributions the Funds pay are derived from a source other than net income (such as a return of capital), a notice will be included in your quarterly statement pursuant to Section 19(a) of the Investment Company Act of 1940, as amended, and Rule 19a-1 disclosing the source of such distributions. Furthermore, such notices shall be posted monthly on our web site at www.principalfunds.com. You may request a copy of all such notices, free of charge, by telephoning 1-800-222-5852. The amounts and sources of distributions included in such notices are estimates only and you should not rely upon them for purposes of reporting income taxes. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders how to report these distributions for federal income tax purposes.

NOTES:

•	A Fund’s payment of income dividends and capital gains has the effect of reducing the share price by the amount of the payment.

•	Distributions from a Fund, whether received in cash or reinvested in additional shares, may be subject to federal (and state) income tax.

•	For these reasons, buying shares of a Fund shortly before it makes a distribution may be disadvantageous to you.

TAX CONSIDERATIONS

Shareholders are responsible for federal income tax (and any other taxes, including state and local income taxes, if applicable) on dividends and capital gains distributions whether such dividends or distributions are paid in cash or reinvested in additional shares. Special tax rules apply to distributions to IRAs and other retirement accounts. You should consult a tax advisor to determine the suitability of the Fund as an investment by such a plan and the tax treatment of Fund distributions.

Generally, dividends paid by the Funds from interest, dividends, or net short-term capital gains will be taxed as ordinary income. Distributions properly designated by the Fund as deriving from net gains on securities held for more than one year are taxable as such (generally at a 15% tax rate), regardless of how long you have held your shares. For taxable years beginning before January 1, 2009, distributions of investment income properly designated by the Fund as derived from “qualified dividend income” will be taxed at the rates applicable to long-term capital gains.

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A dividend or distribution made shortly after the purchase of shares of a Fund by a shareholder, although in effect a return of capital to that shareholder, would be taxable to that shareholder as described above.

Because of tax law requirements, you must provide the Funds with an accurate and certified taxpayer identification number (for individuals, generally a Social Security number) to avoid “back-up” withholding, which is currently imposed at a rate of 28%.

Early in each calendar year, each Fund will notify you of the amount and tax status of distributions paid to you for the preceding year.

Any gain resulting from the sale, redemption, or exchange of your shares will generally also be subject to tax. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state, and local taxes.

Investments by a Fund in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders of the Funds that invest in foreign securities may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

Investments by a Fund in certain debt instruments or derivatives may cause the Fund to recognize taxable income in excess of the cash generated by such instruments. As a result, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements under the Code. The Fund’s use of derivatives will also affect the amount, timing, and character of the Fund’s distributions.

Additional Considerations for Shareholders of the California Municipal, and Tax-Exempt Bond I (“Municipal Funds”). Distributions designated as “exempt-interest dividends” by any of the Municipal Funds are generally not subject to federal income tax. However, if you receive Social Security or railroad retirement benefits, you should consult your tax advisor to determine what effect, if any, an investment in one of these Funds may have on the federal taxation of your benefits. In addition, an investment in one of these Funds may result in liability for federal alternative minimum tax, both for individual and corporate shareholders. Each of the Municipal Funds may invest a portion of its assets in securities that generate income that is not exempt from federal (or state and local) income tax. Income exempt from federal tax may be subject to state and local income tax. In addition, any capital gains distributed by these Funds will be taxable as described above.

Additional Considerations for Shareholders of the California Municipal Fund. A portion of the dividends paid by the California Municipal Fund may be exempt from California State personal income tax, but not from California State franchise tax or California State corporate income tax. Corporate taxpayers should consult their tax advisor concerning the California state tax treatment of investments in this Fund.

The information contained in this prospectus is not a complete description of the federal, state, local, or foreign tax consequences of investing in the Fund. You should consult your tax advisor before investing in the Fund.

DISTRIBUTION PLANS AND INTERMEDIARY COMPENSATION

Each of the Funds has adopted a 12b-1 Plan for the Class A (except the Money Market Fund), Class B, and Class C shares of the Fund. Under the 12b-1 Plans, each Fund may make payments from its assets attributable to the particular share class to the Fund’s Distributor for distribution-related expenses and for providing services to shareholders of that share class. Payments under the 12b-1 plans will not automatically terminate for funds that are closed to new investors or to additional purchases by existing shareholders. The fund Board will determine whether to terminate, modify, or leave unchanged the 12b-1 plan at the time the Board directs the implementation of the closure of the fund. Because Rule 12b-1 fees are ongoing fees, over time they will increase the cost of an investment in the Funds and may cost more than paying other types of sales charges.

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The Distributor for Principal Investors Fund is Principal Funds Distributor, a wholly owned subsidiary of PFG. The term “Distributor” as used in this section refers to Principal Funds Distributor.

The maximum annual Rule 12b-1 distribution and/or service fee (as a percentage of average daily net assets) for each of the above classes of the Funds are set forth below:

Share Class	Maximum Annualized Rule 12b-1 Fee

Class A(1)	0.25% (0.15% for LargeCap S&P 500 Index, Short-Term Bond, and Ultra Short Bond Funds)
Class B	1.00%
Class C	1.00%

(1)	Class A shares of the Money Market Funds are not subject to Rule 12b-1 fees.

Service Fees. The Distributor may pay service fees to dealers and other intermediaries at the annual rate of 0.25% of the average daily net assets of such shares for which they are the dealers of record (0.15% for Class A shares of LargeCap S&P 500 Index, Short-Term Bond, and Ultra Short Bond Funds). Generally, to receive service fees from the Distributor, dealers or other intermediaries must be the dealer of record for shares with average daily net assets of at least $100,000. Generally, Class A shares must be held for three months before these fees are paid. In the case of Class B and C shares, generally these fees are not paid until such shares have been held for twelve months.

Distribution Fees. The proceeds from the Rule 12b-1 distribution fees paid by Class B and C shareholders, together with any applicable sales charge, are paid to the Distributor. The Distributor generally uses distribution fees to finance any activity that is primarily intended to result in the sale of shares. Examples of such expenses include compensation to salespeople, including ongoing commissions payments for class C shares, and selected dealers (including financing the commission paid to the dealer at the time of the sale), printing of prospectuses and statements of additional information and reports for other than existing shareholders, and preparing and conducting sales seminars.

Payments to Investment Representatives and Their Firms. Financial intermediaries market and sell shares of the Funds. These financial intermediaries receive compensation from the Distributor and its affiliates for selling shares of the Funds and/or providing services to the Funds’ shareholders. Financial intermediaries may include, among others, broker-dealers, registered investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators, and insurance companies. Investment Representatives who deal with investors on an individual basis are typically associated with a financial intermediary. The Distributor and its affiliates may fund this compensation from various sources, including any sales charge and/or Rule 12b-1 Plan fee that the shareholder or the Funds pay to the Distributor. Individual Investment Representatives may receive some or all of the amounts paid to the financial intermediary with which he or she is associated.

Commissions, Finders’ Fees, and Ongoing Payments. In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by the Distributor to financial intermediaries selling Class A shares. The Distributor may pay these financial intermediaries a finders’ fee of up to 1.00% on purchases of $1,000,000 or more, excluding purchases by qualified retirement plans in omnibus accounts which are not subject to initial sales charges. See immediately below for details. See “Choosing a Share Class” for more details. Additionally, the Distributor generally makes ongoing payments to your financial intermediary for services provided to you at an annual rate of up to 0.25% of average net assets attributable to your investment in Class A shares.

The Distributor may pay financial intermediaries a finders’ fee on initial investments by qualified retirement plans in omnibus accounts, which are not subject to initial sales charges, provided the selling intermediary notifies the Distributor within 90 days of the initial purchase that the transaction is eligible for the payment of a finders’ fee. The finders’ fee on initial investments of $500,000 to $3,000,000 may be in an amount of up to 1% of the initial purchase. Initial investments by qualified retirement plans in omnibus accounts over $3,000,000 may be eligible for a finders’ fee in accordance with the schedule determined by the Distributor but shall not be paid a fee greater than 1.00% of the initial amount. Initial investments include transfers, rollovers and other lump sum purchases, excluding ongoing systematic investments, made within 90 days of the initial funding of the account. The dealer shall, upon request by the Distributor provided within 90 days of the triggering event, refund the finders’ fee to the Distributor if assets are

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liquidated within 12 months of the initial purchase or trading restrictions are placed on the account in accordance with the Funds’ frequent trading policy.

In the case of Class B shares, the Distributor will pay, at the time of your purchase, a commission to your financial intermediary in an amount equal to 4.00% of your investment. Additionally, the Distributor generally makes ongoing payments to your financial intermediary for services provided to you at an annual rate of 0.25% of average net assets attributable to your investment in Class B shares.

In the case of Class C shares, the Distributor will pay, at the time of your purchase, a commission to your financial intermediary in an amount equal to 1.00% of your investment. Additionally, the Distributor generally makes ongoing payments to your financial intermediary for distribution and services provided to you at an annual rate of 1.00% of average net assets attributable to your investment in Class C shares.

Other Payments to Intermediaries. In addition to the commissions paid at the time of sale, ongoing payments, and the reimbursement of costs associated with education, training and marketing efforts, conferences, seminars, due diligence trip expenses, ticket charges, and other general marketing expenses, some or all of which may be paid to financial intermediaries (and, in turn, to your Investment Representative), the Distributor and its affiliates, at their expense, currently provide additional payments to financial intermediaries that sell shares of the Funds for distribution services. Although payments made to each qualifying financial intermediary in any given year may vary, such payments will generally not exceed (a) 0.25% of the current year’s sales of Fund shares by that financial intermediary and/or (b) 0.25% of average daily net assets of Fund shares serviced by that financial intermediary over the year.

A number of factors are considered in determining the amount of these additional payments, including each financial intermediary’s Fund sales, assets, and redemption rates as well as the willingness and ability of the financial intermediary to give the Distributor access to its Investment Representatives for educational and marketing purposes. In some cases, financial intermediaries will include the Funds on a “preferred list.” The Distributor’s goals include making the Investment Representatives who interact with current and prospective investors and shareholders more knowledgeable about the Funds so that they can provide suitable information and advice about the Funds and related investor services.

Additionally, the Distributor may provide payments to reimburse directly or indirectly the costs incurred by these financial intermediaries and their associated Investment Representatives in connection with educational seminars and training and marketing efforts related to the Funds for the firms’ employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment, and meals. The Distributor may also provide payment or reimbursement for expenses associated with qualifying dealers’ conferences, transactions (“ticket”) charges, and general marketing expenses.

In connection with the purchase by Principal Management Corporation (“Principal”) of WM Advisors, Inc. (“WM Advisors”), the investment advisor to the WM Funds, and WM Advisors’ two subsidiaries, WM Funds Distributor, Inc. and WM Shareholder Services, Inc. (the “Transaction”), New American Capital, Inc. and its parent company Washington Mutual, Inc. (“WaMu”) have agreed to make certain contingent payments to Principal with respect to each of the first four years following the closing of the Transaction. Such payments must be made if aggregate management fee revenues to Principal and its affiliates from assets under management in funds and other financial products advised by Principal and its affiliates (including the funds covered by this prospectus) (collectively, the “Principal Products”) sold through WaMu and its affiliates (including WaMu Investments, a broker-dealer subsidiary of WaMu) fall below certain specified targets during any such year. This could result in up to $30 million being paid by WaMu or New American Capital, Inc. to Principal with respect to each of those four years following the closing of the Transaction. As a result, WaMu Investments (and/or it affiliates) will have an additional incentive to sell Principal Products following the closing of the Transaction.

If one mutual fund sponsor makes greater distribution assistance payments than another, your Investment Representative and his or her financial intermediary may have an incentive to recommend one fund complex over another. Similarly, if your Investment Representative or his or her financial intermediary receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that share class.

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Principal also offers revenue sharing payments related to SAM Portfolio shares purchased prior to March 1, 2006, referred to as “Advisor Paid Fees,” to all financial intermediaries with active selling agreements with the Distributor. The Advisor Paid Fees are paid at an annual rate of up to 0.50% of the average net assets of Class A and Class B shares of the Portfolios serviced by such intermediaries and an annual rate of up to 0.25% of the average net assets of Class C shares purchased prior to March 1, 2006, of the Portfolios serviced by such intermediaries. These payments are made from Principal’s profits and may be passed on to your Investment Representative at the discretion of his or her financial intermediary firm. These payments may have created an incentive for the financial intermediaries and/or Investment Representatives to recommend or offer shares of the Portfolios over other investment alternatives.

Please speak with your Investment Representative to learn more about the total amounts paid to your Investment Representative and his or her financial intermediary by the Funds, the Distributor and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also carefully review disclosures made by your Investment Representative at the time of purchase.

As of the date of the prospectus, the Distributor anticipates that the firms that will receive additional payments for distribution of the Funds (other than commissions paid at the time of sale, ongoing payments, and the reimbursement of cost associated with education, training and marketing efforts, conferences, ticket charges, and other general marketing expenses) include:

Advantage Capital Corporation	Mutual Service Corporation
A.G. Edwards & Sons, Inc.	National Financial Services Corp.
AIG Financial Advisors, Inc.	National Investors Corporation
American General Securities, Inc.	Oppenheimer & Co., Inc.
American Portfolios Financial Services, Inc.	Pacific Select Distributors, Inc.
Ameriprise Financial Services Corp.	Pershing
Associated Financial Group	ProEquities, Inc.
Charles Schwab & Co., Inc.	Prospera Financial Services, Inc.
Citigroup Global Markets, Inc.	Prudential Investment Management Services, LLC
Commonwealth Financial Network	Raymond James & Associates, Inc.
Farmers Financial Solutions, LLC	Raymond James Financial Services, Inc.
FFP Securities, Inc.	RBC Dain Rauscher, Inc.
FSC Securities Corporation	Robert W. Baird & Company, Inc.
G.A. Repple & Company	Royal Alliance Associates, Inc.
H. Beck, Inc.	Scottrade, Inc.
Investacorp, Inc.	Securities America, Inc.
Investment Advisors & Consultants, Inc.	Southwest Securities, Inc.
Janney Montgomery Scott, LLC	Triad Advisors, Inc.
Jefferson Pilot Securities Corporation	UBS Financial Services, Inc.
Lincoln Financial Advisors Corp.	United Planners’ Financial Services of America
Linsco/Private Ledger Corp.	Wachovia Securities, LLC
McDonald Investments, Inc.	WaMu Investments
Merrill Lynch, Pierce, Fenner & Smith Inc.	Waterstone Financial Group, Inc.
Morgan Stanley DW, Inc.

To obtain a current list of such firms, call 1-800-222-5852.

Although a Fund may use brokers who sell shares of the Funds to effect portfolio transactions, the sale of shares is not considered as a factor by the Fund’s Sub-Advisors when selecting brokers to effect portfolio transactions.

Your financial intermediary may charge fees and commissions, including processing fees, in addition to those described in this prospectus. The amount and applicability of any such fee is determined and disclosed separately by the financial intermediary. You should ask your Investment Representative for information about any fees and/or commissions that are charged.

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Transfer Agency and Retirement Plan Services. Principal Shareholder Services, Inc. acts as the transfer agent for the Funds. As such, it registers the transfer, issuance, and redemption of fund shares and disburses dividends and other distributions to fund shareholders.

Many fund shares are owned by financial intermediaries for the benefit of their customers. In those cases, the funds often do not maintain an account for these investors. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. The transfer agent may pay these financial intermediaries fees for sub-transfer agency and/or related recordkeeping services. Retirement plans may also hold fund shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries that sell shares of the funds, may be paid additional amounts. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Distributor for maintaining retirement plan ”platforms” that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

The amounts paid to financial intermediaries and plan recordkeepers for sub-transfer agency and recordkeeping services, and their related service requirements may vary across fund groups and share classes. This may create an incentive for financial intermediaries and their Investment Representatives to recommend one fund complex over another or one class of shares over another.

FUND ACCOUNT INFORMATION

Procedures for Opening an Account
To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to verify your identity. We may also ask to see your driver’s license or other identifying documents.

If concerns arise with verification of your identification, no transactions, other than redemptions, will be permitted while we attempt to reconcile the concerns. If we are unable to verify your identity on a timely basis, we may close your account or take such other action as we deem appropriate.

Accounts with foreign addresses cannot be established. If an existing shareholder with a U.S. address moves to a foreign location and updates the address on the shareholder’s account, we are unable to process any purchases or exchanges on that account.

Orders Placed by Intermediaries
Principal Investors Fund may have an agreement with your intermediary, such as a broker-dealer, third party administrator or trust company, that permits the intermediary to accept orders on behalf of the Fund until 3 p.m. Central Time. The agreement may include authorization for your intermediary to designate other intermediaries (“sub-designees”) to accept orders on behalf of the Fund on the same terms that apply to the intermediary. In such cases, if your intermediary or a sub-designee receives your order in correct form by 3 p.m. Central Time, transmits it to the Fund and pays for it in accordance with the agreement, the Fund will price the order at the next public offering price it computes after your intermediary or sub-designee received your order. Note: The time at which the Fund prices orders and the time until which the Fund or your intermediary or sub-designee will accept orders may change in the case of an emergency or if the NYSE closes at a time other than 3 p.m. Central Time.

Statements
You will receive quarterly statements for the Funds you own. The quarterly statements provide the number and value of shares you own, transactions during the period, dividends declared or paid, and other information. The year-end statement includes information for all transactions that took place during the year. Please review your statement as soon as you receive it. Keep your statements as you may need them for tax reporting purposes.

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Generally, each time you buy, sell, or exchange shares in the Principal Investors Fund, you will receive a confirmation in the mail shortly thereafter. It summarizes all the key information – what you bought or sold, the amount of the transaction, and other important information.

Certain purchases and sales are only included on your quarterly statement. These include accounts:

•	when the only activity during the quarter:

•	is purchase of shares from reinvested dividends and/or capital gains,
•	are purchases under an Automatic Investment Plan,
•	are sales under a systematic withdrawal plan,
•	are purchases or sales under an automatic exchange election, or
•	conversion of Class B shares into Class A shares;

•	used to fund certain individual retirement or individual pension plans; or
•	established under a payroll deduction plan.

If you need information about your account(s) at other times, you may call us at 1-800-222-5852 or access your account on the internet.

Signature Guarantees
Certain transactions require a Medallion Signature Guarantee, unless specifically waived by the Fund’s transfer agent. If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member, or brokerage firm which participates in a Medallion program recognized by the Securities Transfer Association. A signature guarantee by a notary public or savings bank is not acceptable. Signature guarantees are required:

•	if you sell more than $100,000 (in the aggregate) from the Funds;
•	if a sales proceeds check is payable to other than the account shareholder(s), Principal Life, or Principal Bank;
•	to change ownership of an account;
•	to add wire or ACH redemption privileges to a U.S. bank account not previously authorized.
•	to change bank account information designated under an existing telephone withdrawal plan;
•	to exchange or transfer among accounts with different ownership; and
•	to have a sales proceeds check mailed to an address other than the address on the account or to the address on the account if it has been changed within the preceding 30 days.

Special Plans
The Funds reserve the right to amend or terminate the special plans described in this prospectus. Such plans include automatic investment, systematic withdrawal, waiver of Fund minimums for certain accounts and waiver or reduction of the sales charge or contingent deferred sales charge for certain purchasers. You will be notified of any such action to the extent required by law.

Minimum Account Balance
Generally, the Funds do not have a minimum required balance. Because of the disproportional high cost of maintaining small accounts, the Funds reserve the right to set a minimum and sell all shares in an account with a value of $1,000 or less. The sales proceeds would then be mailed to you. These involuntary sales will not be triggered just by market conditions. If the Funds exercise this right, you will be notified that the redemption is going to be made. You will have 30 days to make an additional investment and bring your account up to the required minimum. The Funds reserve the right to increase the required minimum.

Telephone and Internet Instructions
The Funds reserve the right to refuse telephone and/or internet instructions. You are liable for a loss resulting from a fraudulent telephone or internet instruction that we reasonably believe is genuine. We use reasonable procedures to assure instructions are genuine. If the procedures are not followed, we may be liable for loss due to unauthorized or fraudulent transactions. The procedures include: recording all telephone instructions, requiring the use of a password (Personal Identification Number) for internet instructions, requesting personal identification information (name, address, phone number, social security number, birth date, security phrase, etc.), and sending written confirmation to the shareholder’s address of record.

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If you elect telephone privileges, instructions regarding your account(s) may be given to us via the telephone or internet. Your instructions:

•	may be given by calling us at 1-800-222-5852 between 7 a.m. and 7 p.m. Central Time on any day that the NYSE is open;

•	may be given by accessing our website (for security purposes you need a user name and password to use any of the internet services, including viewing your account information on-line. If you don’t have a user name or password, you may obtain one at our website). Note: only certain transactions are available on-line.
•	must be received in good order at our transaction processing center in Canton, Massachusetts, in their entirety, by us before the close of the NYSE (generally 3:00 p.m. Central Time) to be effective the day of your request;
•	are effective the next business day if not received until after the close of the NYSE; and
•	may be given to your Investment Representative who will in turn contact us with your instructions (Princor registered representatives may only convey your specific instructions to the Funds’ transfer agent; they may not be granted investment discretion).

NOTE:	Instructions received from one owner are binding on all owners. In the case of an account owned by a corporation or trust, instructions received from an authorized person are binding on the corporation/trust unless we have a written notification requiring that written instructions be executed by more than one authorized person.

Householding
To avoid sending duplicate copies of materials to households, only one copy of each prospectus, annual and semi-annual report to shareholders will be mailed to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Principal Investors Fund through reduced mailing expense. If you want to receive multiple copies of these materials, you may call the Principal Investors Fund at 1-800-222-5852. You may notify the Principal Investors Fund in writing. Individual copies of prospectuses and reports will be sent to you within thirty (30) days after we receive your request to stop householding.

Multiple Translations
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

Transactions through Financial Institutions/Professionals
Financial institutions and dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual financial institutions or dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the prospectus and SAI. Your financial institution or dealer will provide you with specific information about any processing or service fees you will be charged.

Financial Statements
Shareholders will receive an annual financial report for the Funds, audited by the Funds’ independent registered public accounting firm, Ernst & Young LLP. They will also receive a semiannual financial report that is unaudited.

PORTFOLIO HOLDINGS INFORMATION

The Fund will publish month-end portfolio holdings information for the Funds described in this Prospectus on the principal.com website and the PrincipalFunds.com website on the last business day of the following month. The information will include all of each Fund’s holdings, and may include information regarding the top ten holdings as well. The information will remain on the website until the Fund files portfolio holding information with the SEC for a period that includes the date on which the holdings are published on the websites. Also, from time to time, information relating to the impact of specific events, such as national disasters, corporate debt defaults, or similar events, on a Fund’s portfolio will be published on the website. In addition, composite portfolio holdings information for the Money Market Fund is published each week as of the prior week on the principalglobal.com website.

Third parties who need portfolio holdings information to provide services to the Funds may be provided such information prior to its posting on the website, solely for legitimate business purposes and subject to confidentiality

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agreements. A description of the Funds’ policies and procedures with respect to the disclosure of the portfolio securities is available in the Funds’ Statement of Additional Information.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund’s financial statements, is included in Principal Investors Fund’s Annual Report to Shareholders for the fiscal year ended October 31, 2007, which is available upon request, and incorporated by reference into the SAI.

To request a free copy of the latest annual or semiannual report for the Fund, you may telephone 1-800-222-5852.

192 FINANCIAL HIGHLIGHTS	Principal Investors Fund
1-800-222-5852

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(a)
BOND & MORTGAGE SECURITIES FUND
Class A shares
Net Asset Value, Beginning of Period	$10.67	$10.63	$10.90
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.53	0.47	0.15
Net Realized and Unrealized Gain (Loss) on Investments	(0.17)	0.04	(0.27)

Total From Investment Operations	0.36	0.51	(0.12)
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.53)	(0.47)	(0.15)

Total Dividends and Distributions	(0.53)	(0.47)	(0.15)

Net Asset Value, End of Period	$10.50	$10.67	$10.63

Total Return(c)	3.42%	4.93%	(1.09	)%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$162,637	$168,767	$172,274
Ratio of Expenses to Average Net Assets(e)	0.94%	0.94%	0.94	%(f)
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(e),(g)	N/A	0.94%	0.94	%(f)
Ratio of Net Investment Income to Average Net Assets	4.98%	4.42%	3.95	%(f)
Portfolio Turnover Rate	259.1%	274.5%	202.1	%(f),(h)

	2007	2006	2005(a)
BOND & MORTGAGE SECURITIES FUND
Class B shares
Net Asset Value, Beginning of Period	$10.67	$10.64	$10.90
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.46	0.40	0.12
Net Realized and Unrealized Gain (Loss) on Investments	(0.17)	0.03	(0.26)

Total From Investment Operations	0.29	0.43	(0.14)
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.46)	(0.40)	(0.12)

Total Dividends and Distributions	(0.46)	(0.40)	(0.12)

Net Asset Value, End of Period	$10.50	$10.67	$10.64

Total Return(c)	2.74%	4.15%	(1.27	)%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$22,624	$25,384	$28,559
Ratio of Expenses to Average Net Assets(e)	1.60%	1.60%	1.60	%(f)
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(e),(g)	N/A	1.60%	1.60	%(f)
Ratio of Net Investment Income to Average Net Assets	4.32%	3.76%	3.30	%(f)
Portfolio Turnover Rate	259.1%	274.5%	202.1	%(f),(h)

	2007
BOND & MORTGAGE SECURITIES FUND
Class C shares
Net Asset Value, Beginning of Period	$10.66
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.35
Net Realized and Unrealized Gain (Loss) on Investments	(0.15)

Total From Investment Operations	0.20
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.36)

Total Dividends and Distributions	(0.36)

Net Asset Value, End of Period	$10.50

Total Return(c)	1.92	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,445
Ratio of Expenses to Average Net Assets(e)	1.75	%(f)
Ratio of Net Investment Income to Average Net Assets	4.26	%(f)
Portfolio Turnover Rate	259.1%

(a)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)	Total return amounts have not been annualized.

(e)	Reflects Manager’s contractual expense limit.

(f)	Computed on an annualized basis.

(g)	Excludes interest expense paid on borrowings through reverse repurchase agreements. See “Operating Policies” in notes to financial statements.

(h)	Portfolio turnover rate excludes approximately $213,484,000 of securities from the acquisition of Principal Bond Fund, Inc.

(i)	Period from January 17, 2007 through October 31, 2007. Class C shares recognized $.01 of net investment income per share and incurred a net realized and unrealized loss of $.03 per share from January 10, 2007, through January 16, 2007.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND
Class A shares
Net Asset Value, Beginning of Period	$10.97	$10.85	$11.14	$11.14	$11.08
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.38 (a)	0.36	0.34	0.33	0.35
Net Realized and Unrealized Gain (Loss) on Investments	(0.16)	0.14	(0.29)	0.10	0.12

Total From Investment Operations	0.22	0.50	0.05	0.43	0.47
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.39)	(0.36)	(0.34)	(0.33)	(0.35)
Distributions from Realized Gains	—	(0.02)	—	(0.10)	(0.06)

Total Dividends and Distributions	(0.39)	(0.38)	(0.34)	(0.43)	(0.41)

Net Asset Value, End of Period	$10.80	$10.97	$10.85	$11.14	$11.14

Total Return(b)	2.14%	4.68%	0.52%	4.02%	4.29%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$51,347	$57,665	$65,667	$65,772	$75,231
Ratio of Expenses to Average Net Assets	0.88%	0.86%	0.87%	0.85%	0.77%
Ratio of Expenses to Average Net Assets (Excluding Interest Expense and Fees)(c)	0.86%	N/A	N/A	N/A	N/A
Ratio of Gross Expenses to Average Net Assets(d)	0.91%	0.86%	0.87%	0.86%	0.86%
Ratio of Net Investment Income to Average Net Assets	3.53%	3.35%	3.11%	3.02%	3.15%
Portfolio Turnover Rate	32.0%	22.0%	27.0%	37.0%	65.0%

	2007	2006	2005	2004	2003
CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND
Class B shares
Net Asset Value, Beginning of Period	$10.97	$10.85	$11.14	$11.14	$11.08
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.30 (a)	0.28	0.26	0.25	0.27
Net Realized and Unrealized Gain (Loss) on Investments	(0.16)	0.14	(0.29)	0.10	0.12

Total From Investment Operations	0.14	0.42	(0.03)	0.35	0.39
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.31)	(0.28)	(0.26)	(0.25)	(0.27)
Distributions from Realized Gains	—	(0.02)	—	(0.10)	(0.06)

Total Dividends and Distributions	(0.31)	(0.30)	(0.26)	(0.35)	(0.33)

Net Asset Value, End of Period	$10.80	$10.97	$10.85	$11.14	$11.14

Total Return(b)	1.36%	3.89%	(0.24)%	3.24%	3.51%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$29,710	$45,440	$59,562	$71,502	$93,448
Ratio of Expenses to Average Net Assets	1.65%	1.62%	1.63%	1.61%	1.53%
Ratio of Expenses to Average Net Assets (Excluding Interest Expense and Fees)(c)	1.62%	N/A	N/A	N/A	N/A
Ratio of Gross Expenses to Average Net Assets(d)	1.68%	1.62%	1.63%	1.62%	1.62%
Ratio of Net Investment Income to Average Net Assets	2.76%	2.59%	2.35%	2.26%	2.39%
Portfolio Turnover Rate	32.0%	22.0%	27.0%	37.0%	65.0%

	2007	2006	2005	2004	2003
CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND
Class C shares
Net Asset Value, Beginning of Period	$10.96	$10.85	$11.14	$11.14	$11.08
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.30 (a)	0.28	0.26	0.25	0.27
Net Realized and Unrealized Gain (Loss) on Investments	(0.15)	0.13	(0.29)	0.10	0.12

Total From Investment Operations	0.15	0.41	(0.03)	0.35	0.39
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.31)	(0.28)	(0.26)	(0.25)	(0.27)
Distributions from Realized Gains	—	(0.02)	—	(0.10)	(0.06)

Total Dividends and Distributions	(0.31)	(0.30)	(0.26)	(0.35)	(0.33)

Net Asset Value, End of Period	$10.80	$10.96	$10.85	$11.14	$11.14

Total Return(b)	1.36%	3.89%	(0.24)%	3.24%	3.50%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$4,690	$6,129	$7,476	$8,763	$10,317
Ratio of Expenses to Average Net Assets	1.65%	1.62%	1.63%	1.61%	1.53%
Ratio of Expenses to Average Net Assets (Excluding Interest Expense and Fees)(c)	1.63%	N/A	N/A	N/A	N/A
Ratio of Gross Expenses to Average Net Assets(d)	2.20%	1.62%	1.63%	1.62%	1.62%
Ratio of Net Investment Income to Average Net Assets	2.75%	2.59%	2.35%	2.26%	2.39%
Portfolio Turnover Rate	32.0%	22.0%	27.0%	37.0%	65.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(c)	Excludes interest expense and fees paid through inverse floater agreements. See “Operating Policies” in notes to financial statements.

(d)	Excludes expense reimbursement from Manager and/or custodian credits.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
CALIFORNIA MUNICIPAL FUND
Class A shares
Net Asset Value, Beginning of Period	$11.32	$11.24	$11.42	$11.22	$11.35
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.47 (a)	0.48	0.48	0.49	0.47
Net Realized and Unrealized Gain (Loss) on Investments	(0.51)	0.22	(0.15)	0.20	(0.06)

Total From Investment Operations	(0.04)	0.70	0.33	0.69	0.41
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.47)	(0.48)	(0.48)	(0.49)	(0.47)
Distributions from Realized Gains	(0.07)	(0.14)	(0.03)	—	(0.07)

Total Dividends and Distributions	(0.54)	(0.62)	(0.51)	(0.49)	(0.54)

Net Asset Value, End of Period	$10.74	$11.32	$11.24	$11.42	$11.22

Total Return(b)	(0.37)%	6.45%	2.90%	6.25%	3.69%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$273,618	$264,924	$241,879	$232,239	$252,511
Ratio of Expenses to Average Net Assets	1.18%	0.84%	0.84%	0.85%	0.85%
Ratio of Expenses to Average Net Assets (Excluding Interest Expense and Fees)(c)	0.82%	N/A	N/A	N/A	N/A
Ratio of Gross Expenses to Average Net Assets(d)	1.18%	0.84%	0.84%	0.85%	0.85%
Ratio of Net Investment Income to Average Net Assets	4.30%	4.26%	4.19%	4.32%	4.14%
Portfolio Turnover Rate	63.7%	29.0%	26.0%	27.0%	34.0%

	2007	2006	2005	2004	2003
CALIFORNIA MUNICIPAL FUND
Class B shares
Net Asset Value, Beginning of Period	$11.32	$11.24	$11.42	$11.22	$11.35
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.39 (a)	0.39	0.39	0.40	0.38
Net Realized and Unrealized Gain (Loss) on Investments	(0.51)	0.22	(0.15)	0.20	(0.06)

Total From Investment Operations	(0.12)	0.61	0.24	0.60	0.32
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.39)	(0.39)	(0.39)	(0.40)	(0.38)
Distributions from Realized Gains	(0.07)	(0.14)	(0.03)	—	(0.07)

Total Dividends and Distributions	(0.46)	(0.53)	(0.42)	(0.40)	(0.45)

Net Asset Value, End of Period	$10.74	$11.32	$11.24	$11.42	$11.22

Total Return(b)	(1.12)%	5.66%	2.13%	5.47%	2.92%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$84,070	$132,364	$162,534	$195,930	$255,445
Ratio of Expenses to Average Net Assets	1.92%	1.58%	1.59%	1.59%	1.59%
Ratio of Expenses to Average Net Assets (Excluding Interest Expense and Fees)(c)	1.58%	N/A	N/A	N/A	N/A
Ratio of Gross Expenses to Average Net Assets(d)	1.92%	1.58%	1.59%	1.59%	1.59%
Ratio of Net Investment Income to Average Net Assets	3.53%	3.52%	3.44%	3.58%	3.40%
Portfolio Turnover Rate	63.7%	29.0%	26.0%	27.0%	34.0%

	2007	2006	2005	2004	2003
CALIFORNIA MUNICIPAL FUND
Class C shares
Net Asset Value, Beginning of Period	$11.32	$11.24	$11.42	$11.22	$11.35
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.39 (a)	0.39	0.39	0.40	0.38
Net Realized and Unrealized Gain (Loss) on Investments	(0.51)	0.22	(0.15)	0.20	(0.06)

Total From Investment Operations	(0.12)	0.61	0.24	0.60	0.32
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.39)	(0.39)	(0.39)	(0.40)	(0.38)
Distributions from Realized Gains	(0.07)	(0.14)	(0.03)	—	(0.07)

Total Dividends and Distributions	(0.46)	(0.53)	(0.42)	(0.40)	(0.45)

Net Asset Value, End of Period	$10.74	$11.32	$11.24	$11.42	$11.22

Total Return(b)	(1.14)%	5.65%	2.13%	5.46%	2.92%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$5,127	$4,413	$4,641	$5,275	$8,193
Ratio of Expenses to Average Net Assets	1.95%	1.59%	1.59%	1.60%	1.59%
Ratio of Expenses to Average Net Assets (Excluding Interest Expense and Fees)(c)	1.59%	N/A	N/A	N/A	N/A
Ratio of Gross Expenses to Average Net Assets(d)	2.49%	1.59%	1.59%	1.60%	1.59%
Ratio of Net Investment Income to Average Net Assets	3.53%	3.52%	3.44%	3.57%	3.40%
Portfolio Turnover Rate	63.7%	29.0%	26.0%	27.0%	34.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(c)	Excludes interest expense and fees paid through inverse floater agreements. See “Operating Policies” in notes to financial statements.

(d)	Excludes expense reimbursement from Manager and/or custodian credits.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007		2006	2005(a)
DISCIPLINED LARGECAP BLEND FUND
Class A shares
Net Asset Value, Beginning of Period	$16.07		$14.35	$14.08
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.12		0.11	0.02
Net Realized and Unrealized Gain (Loss) on Investments	2.13		1.86	0.25

Total From Investment Operations	2.25		1.97	0.27
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.09)		(0.05)	—
Distributions from Realized Gains	(0.38)		(0.20)	—

Total Dividends and Distributions	(0.47)		(0.25)	—

Net Asset Value, End of Period	$17.85		$16.07	$14.35

Total Return(c)	14.31%		13.86%	1.92	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$690,007		$95,018	$88,400
Ratio of Expenses to Average Net Assets(e)	0.89%		1.20%	1.11	%(f)
Ratio of Net Investment Income to Average Net Assets	0.74%		0.70%	0.40	%(f)
Portfolio Turnover Rate	101.4	%(g)	92.4%	86.7	%(f),(h)

	2007		2006	2005(a)
DISCIPLINED LARGECAP BLEND FUND
Class B shares
Net Asset Value, Beginning of Period	$15.94		$14.32	$14.08
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.05)		(0.03)	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	2.11		1.85	0.25

Total From Investment Operations	2.06		1.82	0.24
Less Dividends and Distributions:
Distributions from Realized Gains	(0.38)		(0.20)	—

Total Dividends and Distributions	(0.38)		(0.20)	—

Net Asset Value, End of Period	$17.62		$15.94	$14.32

Total Return(c)	13.14%		12.82%	1.70	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$61,799		$13,117	$14,390
Ratio of Expenses to Average Net Assets(e)	1.91%		2.14%	1.78	%(f)
Ratio of Net Investment Income to Average Net Assets	(0.27)%		(0.22)%	(0.27	)%(f)
Portfolio Turnover Rate	101.4	%(g)	92.4%	86.7	%(f),(h)

	2007(i)
DISCIPLINED LARGECAP BLEND FUND
Class C shares
Net Asset Value, Beginning of Period	$16.26
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	1.48

Total From Investment Operations	1.45

Net Asset Value, End of Period	$17.71

Total Return(c)	8.92	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,480
Ratio of Expenses to Average Net Assets(e)	1.82	%(f)
Ratio of Net Investment Income to Average Net Assets	(0.21	)%(f)
Portfolio Turnover Rate	101.4	%(g)

(a)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)	Total return amounts have not been annualized.

(e)	Reflects Manager’s contractual expense limit.

(f)	Computed on an annualized basis.

(g)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM Growth & Income Fund.

(h)	Portfolio turnover rate excludes approximately $102,898,000 of securities from the acquisition of Principal Balanced Fund, Inc.

(i)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.09 per share from January 10, 2007, through January 16, 2007.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007		2006	2005(a)
DIVERSIFIED INTERNATIONAL FUND
Class A shares
Net Asset Value, Beginning of Period	$14.33		$11.43	$10.35
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.15		0.11	0.01
Net Realized and Unrealized Gain (Loss) on Investments	4.26		3.28	1.07

Total From Investment Operations	4.41		3.39	1.08
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.14)		(0.03)	—
Distributions from Realized Gains	(1.27)		(0.46)	—

Total Dividends and Distributions	(1.41)		(0.49)	—

Net Asset Value, End of Period	$17.33		$14.33	$11.43

Total Return(c)	33.39%		30.57%	10.43	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$699,188		$366,675	$291,878
Ratio of Expenses to Average Net Assets(e)	1.30%		1.41%	1.38	%(f)
Ratio of Net Investment Income to Average Net Assets	0.99%		0.84%	0.13	%(f)
Portfolio Turnover Rate	111.3	%(g)	107.5%	202.7	%(f),(h)

	2007		2006	2005(a)
DIVERSIFIED INTERNATIONAL FUND
Class B shares
Net Asset Value, Beginning of Period	$14.26		$11.41	$10.35
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	—		0.02	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	4.25		3.29	1.08

Total From Investment Operations	4.25		3.31	1.06
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.03)		—	—
Distributions from Realized Gains	(1.27)		(0.46)	—

Total Dividends and Distributions	(1.30)		(0.46)	—

Net Asset Value, End of Period	$17.21		$14.26	$11.41

Total Return(c)	32.17%		29.88%	10.24	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$74,783		$48,040	$43,285
Ratio of Expenses to Average Net Assets(e)	2.26%		2.10%	1.99	%(f)
Ratio of Net Investment Income to Average Net Assets	0.01%		0.14%	(0.48	)%(f)
Portfolio Turnover Rate	111.3	%(g)	107.5%	202.7	%(f),(h)

	2007(i)
DIVERSIFIED INTERNATIONAL FUND
Class C shares
Net Asset Value, Beginning of Period	$13.71
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.03
Net Realized and Unrealized Gain (Loss) on Investments	3.48

Total From Investment Operations	3.51

Net Asset Value, End of Period	$17.22

Total Return(c)	25.60	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$22,837
Ratio of Expenses to Average Net Assets(e)	2.08	%(f)
Ratio of Net Investment Income to Average Net Assets	0.24	%(f)
Portfolio Turnover Rate	111.3	%(g)

(a)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d) Total return amounts have not been annualized.

(e)	Reflects Manager’s contractual expense limit.

(f)	Computed on an annualized basis.

(g)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM International Growth Fund.

(h)	Portfolio turnover rate excludes approximately $279,644,000 of securities from the acquisition of Principal International Fund, Inc. and Principal International SmallCap Fund, Inc. and $19,133,000 from portfolio realignment.

(i)	Period from January 17, 2007 date shares first offered, through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.05 per share from January 10, 2007 through January 16, 2007.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007		2006	2005	2004	2003
EQUITY INCOME FUND I
Class A shares
Net Asset Value, Beginning of Period	$22.43		$20.07	$17.79	$15.46	$12.73
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.37		0.33	0.41	0.29	0.33
Net Realized and Unrealized Gain (Loss) on Investments	2.54		3.00	2.25	2.33	2.73

Total From Investment Operations	2.91		3.33	2.66	2.62	3.06
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.33)		(0.34)	(0.38)	(0.29)	(0.33)
Distributions from Realized Gains	(1.20)		(0.63)	—	—	—

Total Dividends and Distributions	(1.53)		(0.97)	(0.38)	(0.29)	(0.33)

Net Asset Value, End of Period	$23.81		$22.43	$20.07	$17.79	$15.46

Total Return(b)	13.59%		17.16%	15.06%	17.06%	24.43%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,894,426		$1,514,188	$887,828	$438,776	$268,489
Ratio of Expenses to Average Net Assets	0.84%		0.87%	0.90%	0.91%	0.95%
Ratio of Gross Expenses to Average Net Assets(c)	0.84%		0.87%	0.90%	0.91%	0.95%
Ratio of Net Investment Income to Average Net Assets	1.60%		1.56%	2.13%	1.74%	2.43%
Portfolio Turnover Rate	85.6	%(d)	81.0%	32.0%	20.0%	18.0%

	2007		2006	2005	2004	2003
EQUITY INCOME FUND I
Class B shares
Net Asset Value, Beginning of Period	$22.26		$19.93	$17.67	$15.36	$12.65
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.17		0.15	0.24	0.14	0.20
Net Realized and Unrealized Gain (Loss) on Investments	2.53		2.98	2.24	2.30	2.71

Total From Investment Operations	2.70		3.13	2.48	2.44	2.91
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.14)		(0.17)	(0.22)	(0.13)	(0.20)
Distributions from Realized Gains	(1.20)		(0.63)	—	—	—

Total Dividends and Distributions	(1.34)		(0.80)	(0.22)	(0.13)	(0.20)

Net Asset Value, End of Period	$23.62		$22.26	$19.93	$17.67	$15.36

Total Return(b)	12.68%		16.16%	14.07%	16.04%	23.19%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$391,824		$330,900	$226,390	$144,144	$103,888
Ratio of Expenses to Average Net Assets	1.68%		1.73%	1.78%	1.81%	1.89%
Ratio of Gross Expenses to Average Net Assets(c)	1.68%		1.73%	1.78%	1.81%	1.89%
Ratio of Net Investment Income to Average Net Assets	0.76%		0.70%	1.25%	0.84%	1.49%
Portfolio Turnover Rate	85.6	%(d)	81.0%	32.0%	20.0%	18.0%

	2007		2006	2005	2004	2003
EQUITY INCOME FUND I
Class C shares
Net Asset Value, Beginning of Period	$22.08		$19.79	$17.57	$15.29	$12.62
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.19		0.16	0.26	0.16	0.22
Net Realized and Unrealized Gain (Loss) on Investments	2.51		2.96	2.22	2.30	2.68

Total From Investment Operations	2.70		3.12	2.48	2.46	2.90
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.16)		(0.20)	(0.26)	(0.18)	(0.23)
Distributions from Realized Gains	(1.20)		(0.63)	—	—	—

Total Dividends and Distributions	(1.36)		(0.83)	(0.26)	(0.18)	(0.23)

Net Asset Value, End of Period	$23.42		$22.08	$19.79	$17.57	$15.29

Total Return(b)	12.72%		16.28%	14.16%	16.16%	23.29%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$299,675		$251,685	$128,523	$33,770	$5,973
Ratio of Expenses to Average Net Assets	1.61%		1.64%	1.68%	1.70%	1.78%
Ratio of Gross Expenses to Average Net Assets(c)	1.61%		1.64%	1.68%	1.70%	1.78%
Ratio of Net Investment Income to Average Net Assets	0.83%		0.79%	1.35%	0.95%	1.60%
Portfolio Turnover Rate	85.6	%(d)	81.0%	32.0%	20.0%	18.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(c)	Excludes expense reimbursement from Manager and/or custodian credits.

(d)	Portfolio turnover rate excludes portfolio realignment from the acquisition of Equity Income Fund and WM Equity Income Fund.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007(a)
GLOBAL REAL ESTATE SECURITIES FUND
Class A shares
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.01
Net Realized and Unrealized Gain (Loss) on Investments	0.07

Total From Investment Operations	0.08

Net Asset Value, End of Period	$10.08

Total Return(b)	0.80	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,139
Ratio of Expenses to Average Net Assets	1.45	%(d)
Ratio of Net Investment Income to Average Net Assets	1.31	%(d)
Portfolio Turnover Rate	86.7	%(d)

	2007(a)
GLOBAL REAL ESTATE SECURITIES FUND
Class C shares
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)	—
Net Realized and Unrealized Gain (Loss) on Investments	0.07

Total From Investment Operations	0.07

Net Asset Value, End of Period	$10.07

Total Return(b)	0.70	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,546
Ratio of Expenses to Average Net Assets	2.20	%(d)
Ratio of Net Investment Income to Average Net Assets	0.50	%(d)
Portfolio Turnover Rate	86.7	%(d)

(a)	Period from October 1, 2007, date shares first offered, through October 31, 2007.

(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(c)	Total return amounts have not been annualized.

(d)	Computed on an annualized basis.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(a)
GOVERNMENT & HIGH QUALITY BOND FUND
Class A shares
Net Asset Value, Beginning of Period	$10.13	$10.11	$10.38
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.44	0.41	0.12
Net Realized and Unrealized Gain (Loss) on Investments	(0.06)	0.02	(0.25)

Total From Investment Operations	0.38	0.43	(0.13)
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.45)	(0.41)	(0.14)

Total Dividends and Distributions	(0.45)	(0.41)	(0.14)

Net Asset Value, End of Period	$10.06	$10.13	$10.11

Total Return(c)	3.84%	4.38%	(1.28	)%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$194,295	$211,705	$244,381
Ratio of Expenses to Average Net Assets	0.88%	0.96%	0.81	%(e)
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(f)	N/A	0.85%	0.77	%(e)
Ratio of Net Investment Income to Average Net Assets	4.39%	4.03%	3.35	%(e)
Portfolio Turnover Rate	261.5%	271.5%	542.3	%(e),(g)

	2007	2006	2005(a)
GOVERNMENT & HIGH QUALITY BOND FUND
Class B shares
Net Asset Value, Beginning of Period	$10.13	$10.11	$10.38
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.35	0.32	0.09
Net Realized and Unrealized Gain (Loss) on Investments	(0.06)	0.02	(0.26)

Total From Investment Operations	0.29	0.34	(0.17)
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.36)	(0.32)	(0.10)

Total Dividends and Distributions	(0.36)	(0.32)	(0.10)

Net Asset Value, End of Period	$10.06	$10.13	$10.11

Total Return(c)	2.94%	3.48%	(1.62	)%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$33,667	$38,018	$47,116
Ratio of Expenses to Average Net Assets	1.78%	1.79%	1.74	%(e)
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(f)	N/A	1.68%	1.69	%(e)
Ratio of Net Investment Income to Average Net Assets	3.49%	3.19%	2.42	%(e)
Portfolio Turnover Rate	261.5%	271.5%	542.3	%(e),(g)

	2007(h)
GOVERNMENT & HIGH QUALITY BOND FUND
Class C shares
Net Asset Value, Beginning of Period	$10.12
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.29
Net Realized and Unrealized Gain (Loss) on Investments	(0.04)

Total From Investment Operations	0.25
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.30)

Total Dividends and Distributions	(0.30)

Net Asset Value, End of Period	$10.07

Total Return(c)	2.56	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,506
Ratio of Expenses to Average Net Assets(i)	1.65	%(e)
Ratio of Net Investment Income to Average Net Assets	3.63	%(e)
Portfolio Turnover Rate	261.5%

(a)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)	Total return amounts have not been annualized.

(e)	Computed on an annualized basis.

(f)	Excludes interest expense paid on borrowings through reverse repurchase agreements. See “Operating Policies” in notes to financial statements.

(g)	Portfolio turnover rate excludes approximately $343,164,000 of securities from the acquisition of Principal Government Securities Income Fund, Inc.

(h)	Period from January 17, 2007 through October 31, 2007. Class C shares recognized $.01 of net investment income per share and incurred a net realized and unrealized loss of $.03 per share from January 10, 2007, through January 16, 2007.

(i)	Reflects Manager’s contractual expense limit.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
HIGH YIELD FUND II
Class A shares
Net Asset Value, Beginning of Period	$8.79	$8.23	$8.28	$7.88	$6.63
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.59 (a)	0.61	0.56	0.58	0.61 (a)
Net Realized and Unrealized Gain (Loss) on Investments	0.21	0.55	(0.03)	0.43	1.31

Total From Investment Operations	0.80	1.16	0.53	1.01	1.92
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.66)	(0.60)	(0.58)	(0.61)	(0.67)
Distributions from Realized Gains	(0.18)	—	—	—	—

Total Dividends and Distributions	(0.84)	(0.60)	(0.58)	(0.61)	(0.67)

Net Asset Value, End of Period	$8.75	$8.79	$8.23	$8.28	$7.88

Total Return(b)	9.63%	14.63%	6.56%	13.23%	30.13%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$809,318	$422,747	$111,164	$85,190	$48,618
Ratio of Expenses to Average Net Assets	0.85%	0.90%	0.92%	0.93%	0.97%
Ratio of Gross Expenses to Average Net Assets(c)	0.85%	0.90%	0.92%	0.93%	0.97%
Ratio of Net Investment Income to Average Net Assets	6.74%	7.31%	6.76%	7.11%	8.24%
Portfolio Turnover Rate	47.4%	85.0%	94.0%	82.0%	61.0%

	2007	2006	2005	2004	2003
HIGH YIELD FUND II
Class B shares
Net Asset Value, Beginning of Period	$8.83	$8.27	$8.32	$7.91	$6.66
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.52 (a)	0.55	0.50	0.52	0.56 (a)
Net Realized and Unrealized Gain (Loss) on Investments	0.22	0.55	(0.03)	0.44	1.31

Total From Investment Operations	0.74	1.10	0.47	0.96	1.87
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.59)	(0.54)	(0.52)	(0.55)	(0.62)
Distributions from Realized Gains	(0.18)	—	—	—	—

Total Dividends and Distributions	(0.77)	(0.54)	(0.52)	(0.55)	(0.62)

Net Asset Value, End of Period	$8.80	$8.83	$8.27	$8.32	$7.91

Total Return(b)	8.82%	13.72%	5.75%	12.50%	29.08%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$82,104	$83,143	$73,667	$80,036	$83,665
Ratio of Expenses to Average Net Assets	1.65%	1.66%	1.68%	1.69%	1.73%
Ratio of Gross Expenses to Average Net Assets(c)	1.68%	1.66%	1.68%	1.69%	1.73%
Ratio of Net Investment Income to Average Net Assets	5.95%	6.55%	6.00%	6.35%	7.48%
Portfolio Turnover Rate	47.4%	85.0%	94.0%	82.0%	61.0%

	2007	2006	2005	2004	2003
HIGH YIELD FUND II
Class C shares
Net Asset Value, Beginning of Period	$8.83	$8.27	$8.32	$7.91	$6.67
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.52 (a)	0.55	0.50	0.52	0.56 (a)
Net Realized and Unrealized Gain (Loss) on Investments	0.22	0.55	(0.03)	0.44	1.30

Total From Investment Operations	0.74	1.10	0.47	0.96	1.86
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.60)	(0.54)	(0.52)	(0.55)	(0.62)
Distributions from Realized Gains	(0.18)	—	—	—	—

Total Dividends and Distributions	(0.78)	(0.54)	(0.52)	(0.55)	(0.62)

Net Asset Value, End of Period	$8.79	$8.83	$8.27	$8.32	$7.91

Total Return(b)	8.76%	13.74%	5.77%	12.51%	29.08%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$139,417	$76,883	$38,475	$33,318	$24,540
Ratio of Expenses to Average Net Assets	1.63%	1.65%	1.66%	1.68%	1.71%
Ratio of Gross Expenses to Average Net Assets(c)	1.63%	1.65%	1.66%	1.68%	1.71%
Ratio of Net Investment Income to Average Net Assets	5.97%	6.56%	6.02%	6.36%	7.50%
Portfolio Turnover Rate	47.4%	85.0%	94.0%	82.0%	61.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(c)	Excludes expense reimbursement from Manager and/or custodian credits.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
INCOME FUND
Class A shares
Net Asset Value, Beginning of Period	$9.09	$9.05	$9.46	$9.35	$9.02
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.46 (a)	0.48	0.45	0.46	0.51
Net Realized and Unrealized Gain (Loss) on Investments	(0.06)	0.05	(0.38)	0.15	0.38

Total From Investment Operations	0.40	0.53	0.07	0.61	0.89
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.50)	(0.49)	(0.48)	(0.50)	(0.56)

Total Dividends and Distributions	(0.50)	(0.49)	(0.48)	(0.50)	(0.56)

Net Asset Value, End of Period	$8.99	$9.09	$9.05	$9.46	$9.35

Total Return(b)	4.47%	6.02%	0.75%	6.68%	10.10%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$145,964	$143,590	$147,521	$147,695	$153,654
Ratio of Expenses to Average Net Assets	0.90%	0.89%	0.91%	0.92%	0.94%
Ratio of Gross Expenses to Average Net Assets(c)	0.90%	0.89%	0.91%	0.92%	0.94%
Ratio of Net Investment Income to Average Net Assets	5.13%	5.27%	4.83%	4.90%	5.42%
Portfolio Turnover Rate	15.2%	26.0%	20.0%	24.0%	33.0%

	2007	2006	2005	2004	2003
INCOME FUND
Class B shares
Net Asset Value, Beginning of Period	$9.12	$9.08	$9.49	$9.37	$9.04
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.40 (a)	0.41	0.38	0.39	0.44
Net Realized and Unrealized Gain (Loss) on Investments	(0.07)	0.05	(0.38)	0.16	0.38

Total From Investment Operations	0.33	0.46	—	0.55	0.82
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.43)	(0.42)	(0.41)	(0.43)	(0.49)

Total Dividends and Distributions	(0.43)	(0.42)	(0.41)	(0.43)	(0.49)

Net Asset Value, End of Period	$9.02	$9.12	$9.08	$9.49	$9.37

Total Return(b)	3.69%	5.23%	0.02%	6.03%	9.31%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$77,832	$99,751	$128,067	$152,065	$194,396
Ratio of Expenses to Average Net Assets	1.65%	1.65%	1.65%	1.65%	1.65%
Ratio of Gross Expenses to Average Net Assets(c)	1.66%	1.65%	1.65%	1.65%	1.65%
Ratio of Net Investment Income to Average Net Assets	4.38%	4.51%	4.09%	4.17%	4.71%
Portfolio Turnover Rate	15.2%	26.0%	20.0%	24.0%	33.0%

	2007	2006	2005	2004	2003
INCOME FUND
Class C shares
Net Asset Value, Beginning of Period	$9.12	$9.08	$9.49	$9.37	$9.04
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.40 (a)	0.41	0.38	0.39	0.45
Net Realized and Unrealized Gain (Loss) on Investments	(0.07)	0.05	(0.38)	0.16	0.38

Total From Investment Operations	0.33	0.46	—	0.55	0.83
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.43)	(0.42)	(0.41)	(0.43)	(0.50)

Total Dividends and Distributions	(0.43)	(0.42)	(0.41)	(0.43)	(0.50)

Net Asset Value, End of Period	$9.02	$9.12	$9.08	$9.49	$9.37

Total Return(b)	3.71%	5.23%	0.01%	6.02%	9.33%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$12,107	$10,412	$10,761	$11,580	$15,274
Ratio of Expenses to Average Net Assets	1.65%	1.64%	1.66%	1.65%	1.63%
Ratio of Gross Expenses to Average Net Assets(c)	1.84%	1.64%	1.66%	1.65%	1.63%
Ratio of Net Investment Income to Average Net Assets	4.37%	4.52%	4.08%	4.17%	4.73%
Portfolio Turnover Rate	15.2%	26.0%	20.0%	24.0%	33.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(c)	Excludes expense reimbursement from Manager and/or custodian credits.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(a)
INFLATION PROTECTION FUND
Class A shares
Net Asset Value, Beginning of Period	$9.67	$9.85	$10.13
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.41	0.54	0.21
Net Realized and Unrealized Gain (Loss) on Investments	(0.14)	(0.21)	(0.32)

Total From Investment Operations	0.27	0.33	(0.11)
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.41)	(0.50)	(0.17)
Distributions from Realized Gains	—	(0.01)	—

Total Dividends and Distributions	(0.41)	(0.51)	(0.17)

Net Asset Value, End of Period	$9.53	$9.67	$9.85

Total Return(c)	2.88%	3.38%	(1.09	)%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$4,223	$3,851	$1,508
Ratio of Expenses to Average Net Assets(e)	0.90%	0.95%	1.10	%(f)
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(e),(g)	N/A	0.95%	1.10	%(f)
Ratio of Net Investment Income to Average Net Assets	4.34%	5.57%	6.26	%(f)
Portfolio Turnover Rate	88.2%	51.4%	45.5	%(f)

	2007(h)
INFLATION PROTECTION FUND
Class C shares
Net Asset Value, Beginning of Period	$9.49
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.30
Net Realized and Unrealized Gain (Loss) on Investments	0.07

Total From Investment Operations	0.37
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.30)

Total Dividends and Distributions	(0.30)

Net Asset Value, End of Period	$9.56

Total Return(c)	4.00	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$838
Ratio of Expenses to Average Net Assets(e)	1.65	%(f)
Ratio of Net Investment Income to Average Net Assets	4.06	%(f)
Portfolio Turnover Rate	88.2%

(a)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)	Total return amounts have not been annualized.

(e)	Reflects Manager’s contractual expense limit.

(f)	Computed on an annualized basis.

(g)	Excludes interest expense paid on borrowings through reverse repurchase agreements. See “Operating Policies” in notes to financial statements.

(h)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized loss of $.05 per share from January 10, 2007, through January 16, 2007.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(a)
INTERNATIONAL EMERGING MARKETS FUND
Class A shares
Net Asset Value, Beginning of Period	$24.63	$19.43	$17.32
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.25	0.14	0.06
Net Realized and Unrealized Gain (Loss) on Investments	16.45	7.04	2.05

Total From Investment Operations	16.70	7.18	2.11
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.08)	(0.05)	—
Distributions from Realized Gains	(1.75)	(1.93)	—

Total Dividends and Distributions	(1.83)	(1.98)	—

Net Asset Value, End of Period	$39.50	$24.63	$19.43

Total Return(c)	72.31%	39.48%	12.18	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$225,132	$83,566	$55,053
Ratio of Expenses to Average Net Assets	1.74%	1.98%	1.98	%(e)
Ratio of Net Investment Income to Average Net Assets	0.86%	0.63%	0.91	%(e)
Portfolio Turnover Rate	141.6%	134.0%	181.2	%(e),(f)

	2007	2006	2005(a)
INTERNATIONAL EMERGING MARKETS FUND
Class B shares
Net Asset Value, Beginning of Period	$24.37	$19.34	$17.32
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	—	(0.04)	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	16.21	7.00	2.05

Total From Investment Operations	16.21	6.96	2.02
Less Dividends and Distributions:
Distributions from Realized Gains	(1.75)	(1.93)	—

Total Dividends and Distributions	(1.75)	(1.93)	—

Net Asset Value, End of Period	$38.83	$24.37	$19.34

Total Return(c)	70.81%	38.41%	11.66	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$33,457	$14,597	$9,520
Ratio of Expenses to Average Net Assets	2.62%	2.81%	3.38	%(e)
Ratio of Net Investment Income to Average Net Assets	(0.01)%	(0.16)%	(0.48	)%(e)
Portfolio Turnover Rate	141.6%	134.0%	181.2	%(e),(f)

	2007(g)
INTERNATIONAL EMERGING MARKETS FUND
Class C shares
Net Asset Value, Beginning of Period	$25.31
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	13.99

Total From Investment Operations	13.98

Redemption fees	0.01

Net Asset Value, End of Period	$39.30

Total Return(c)	55.43	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$10,276
Ratio of Expenses to Average Net Assets(h)	2.80	%(e)
Ratio of Net Investment Income to Average Net Assets	(0.01	)%(e)
Portfolio Turnover Rate	141.6%

(a)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)	Total return amounts have not been annualized.

(e)	Computed on an annualized basis.

(f)	Portfolio turnover rate excludes approximately $24,418,000 of securities from the acquisition of Principal International Emerging Markets Fund, Inc.

(g)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.75 per share from January 10, 2007, through January 16, 2007.

(h)	Reflects Manager’s contractual expense limit.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007(a)
INTERNATIONAL GROWTH FUND
Class A shares
Net Asset Value, Beginning of Period	$15.00
Income from Investment Operations:
Net Investment Income (Operating Loss)	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	0.54

Total From Investment Operations	0.53

Net Asset Value, End of Period	$15.53

Total Return(b)	3.53	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$375
Ratio of Expenses to Average Net Assets	1.60	%(d)
Ratio of Net Investment Income to Average Net Assets	(0.47	)%(d)
Portfolio Turnover Rate	129.4	%(d)

	2007(a)
INTERNATIONAL GROWTH FUND
Class C shares
Net Asset Value, Beginning of Period	$15.00
Income from Investment Operations:
Net Investment Income (Operating Loss)	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	0.54

Total From Investment Operations	0.52

Net Asset Value, End of Period	$15.52

Total Return(b)	3.47	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$22
Ratio of Expenses to Average Net Assets	2.35	%(d)
Ratio of Net Investment Income to Average Net Assets	(1.36	)%(d)
Portfolio Turnover Rate	129.4	%(d)

(a)	Period from October 1, 2007, date shares first offered, through October 31, 2007.

(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(c)	Total return amounts have not been annualized.

(d)	Computed on an annualized basis.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007		2006	2005(a)
LARGECAP GROWTH FUND
Class A shares
Net Asset Value, Beginning of Period	$7.78		$7.09	$6.79
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.01)		—	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	2.30		0.69	0.31

Total From Investment Operations	2.29		0.69	0.30
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.01)		—	—
Distributions from Realized Gains	(0.10)		—	—

Total Dividends and Distributions	(0.11)		—	—

Net Asset Value, End of Period	$9.96		$7.78	$7.09

Total Return(c)	29.78%		9.73%	4.42	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$535,659		$280,969	$270,930
Ratio of Expenses to Average Net Assets(e)	1.19%		1.13%	1.01	%(f)
Ratio of Net Investment Income to Average Net Assets	(0.09)%		0.06%	(0.24	)%(f)
Portfolio Turnover Rate	113.1	%(g)	93.5%	169.0	%(f),(h)

	2007		2006	2005(a)
LARGECAP GROWTH FUND
Class B shares
Net Asset Value, Beginning of Period	$7.69		$7.07	$6.79
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.09)		(0.06)	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	2.26		0.68	0.30

Total From Investment Operations	2.17		0.62	0.28
Less Dividends and Distributions:
Distributions from Realized Gains	(0.10)		—	—

Total Dividends and Distributions	(0.10)		—	—

Net Asset Value, End of Period	$9.76		$7.69	$7.07

Total Return(c)	28.52%		8.77%	4.12	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$94,254		$28,890	$35,551
Ratio of Expenses to Average Net Assets(e)	2.12%		2.03%	1.73	%(f)
Ratio of Net Investment Income to Average Net Assets	(1.06)%		(0.85)%	(0.96	)%(f)
Portfolio Turnover Rate	113.1	%(g)	93.5%	169.0	%(f),(h)

	2007(i)
LARGECAP GROWTH FUND
Class C shares
Net Asset Value, Beginning of Period	$8.15
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.07)
Net Realized and Unrealized Gain (Loss) on Investments	1.82

Total From Investment Operations	1.75

Net Asset Value, End of Period	$9.90

Total Return(c)	21.47	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$8,037
Ratio of Expenses to Average Net Assets(e)	2.03	%(f)
Ratio of Net Investment Income to Average Net Assets	(1.06	)%(f)
Portfolio Turnover Rate	113.1	%(g)

(a)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)	Total return amounts have not been annualized.

(e)	Reflects Manager’s contractual expense limit.

(f)	Computed on an annualized basis.

(g)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM Growth Fund.

(h)	Portfolio turnover rate excludes approximately $289,113,000 of securities from the acquisition of Principal Growth Fund, Inc.

(i)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.03 per share from January 10, 2007, through January 16, 2007.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(a)
LARGECAP S&P500 INDEX FUND
Class A shares
Net Asset Value, Beginning of Period	$9.86	$8.66	$8.59
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.14	0.12	0.03
Net Realized and Unrealized Gain (Loss) on Investments	1.21	1.22	0.04

Total From Investment Operations	1.35	1.34	0.07
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.12)	(0.10)	—
Distributions from Realized Gains	(0.03)	(0.04)	—

Total Dividends and Distributions	(0.15)	(0.14)	—

Net Asset Value, End of Period	$11.06	$9.86	$8.66

Total Return(c)	13.86%	15.54%	0.81	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$90,317	$78,995	$72,994
Ratio of Expenses to Average Net Assets	0.66%	0.67%	0.64	%(e)
Ratio of Net Investment Income to Average Net Assets	1.34%	1.31%	1.03	%(e)
Portfolio Turnover Rate	5.6%	3.7%	11.5	%(e),(f)

	2007(g)
LARGECAP S&P500 INDEX FUND
Class C shares
Net Asset Value, Beginning of Period	$10.12
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.05
Net Realized and Unrealized Gain (Loss) on Investments	0.82

Total From Investment Operations	0.87

Net Asset Value, End of Period	$10.99

Total Return(c)	8.60	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,691
Ratio of Expenses to Average Net Assets(h)	1.30	%(e)
Ratio of Net Investment Income to Average Net Assets	0.56	%(e)
Portfolio Turnover Rate	5.6%

(a)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)	Total return amounts have not been annualized.

(e)	Computed on an annualized basis.

(f)	Portfolio turnover rate excludes approximately $71,356,000 of securities from the acquisition of Principal LargeCap Stock Index Fund, Inc.

(g)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.12 per share from January 10, 2007, through January 16, 2007.

(h)	Reflects Manager’s contractual expense limit.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(a)
LARGECAP VALUE FUND
Class A shares
Net Asset Value, Beginning of Period	$13.11	$11.34	$11.31
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.19	0.18	0.05
Net Realized and Unrealized Gain (Loss) on Investments	1.00	1.98	(0.02)

Total From Investment Operations	1.19	2.16	0.03
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.17)	(0.10)	—
Distributions from Realized Gains	(0.60)	(0.29)	—

Total Dividends and Distributions	(0.77)	(0.39)	—

Net Asset Value, End of Period	$13.53	$13.11	$11.34

Total Return(c)	9.47%	19.53%	0.27	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$298,926	$295,285	$281,278
Ratio of Expenses to Average Net Assets(e)	0.94%	0.90%	0.80	%(f)
Ratio of Net Investment Income to Average Net Assets	1.41%	1.50%	1.18	%(f)
Portfolio Turnover Rate	100.3%	92.8%	181.1	%(f),(g)

	2007	2006	2005(a)
LARGECAP VALUE FUND
Class B shares
Net Asset Value, Beginning of Period	$13.00	$11.33	$11.31
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.04	0.06	0.03
Net Realized and Unrealized Gain (Loss) on Investments	1.01	1.96	(0.01)

Total From Investment Operations	1.05	2.02	0.02
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.03)	(0.06)	—
Distributions from Realized Gains	(0.60)	(0.29)	—

Total Dividends and Distributions	(0.63)	(0.35)	—

Net Asset Value, End of Period	$13.42	$13.00	$11.33

Total Return(c)	8.37%	18.18%	0.18	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$20,306	$23,025	$24,515
Ratio of Expenses to Average Net Assets	2.01%	1.88%	1.22	%(f)
Ratio of Net Investment Income to Average Net Assets	0.34%	0.52%	0.77	%(f)
Portfolio Turnover Rate	100.3%	92.8%	181.1	%(f),(g)

	2007(h)
LARGECAP VALUE FUND
Class C shares
Net Asset Value, Beginning of Period	$12.80
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.05
Net Realized and Unrealized Gain (Loss) on Investments	0.59

Total From Investment Operations	0.64

Net Asset Value, End of Period	$13.44

Total Return(c)	5.00%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,043
Ratio of Expenses to Average Net Assets	1.70	%(f)
Ratio of Net Investment Income to Average Net Assets	0.44	%(f)
Portfolio Turnover Rate	100.3%

(A)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(B)	Calculated based on average shares outstanding during the period.

(C)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(D)	Total return amounts have not been annualized.

(E)	Reflects Manager’s contractual expense limit.

(F)	Computed on an annualized basis.

(G)	Portfolio turnover rate excludes approximately $329,124,000 of securities from the acquisition of Principal Capital Value Fund, Inc.

(H)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.13 per share from January 10, 2007, through January 16, 2007.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(a)
MIDCAP BLEND FUND
Class A shares
Net Asset Value, Beginning of Period	$14.89	$13.78	$13.28
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.01	0.04	0.01
Net Realized and Unrealized Gain (Loss) on Investments	2.52	1.81	0.49

Total From Investment Operations	2.53	1.85	0.50
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.03)	(0.03)	—
Distributions from Realized Gains	(1.42)	(0.71)	—

Total Dividends and Distributions	(1.45)	(0.74)	—

Net Asset Value, End of Period	$15.97	$14.89	$13.78

Total Return(c)	18.27%	13.87%	3.77	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$596,568	$549,528	$517,870
Ratio of Expenses to Average Net Assets(e)	1.02%	1.02%	1.02	%(f)
Ratio of Net Investment Income to Average Net Assets	0.03%	0.28%	0.21	%(f)
Portfolio Turnover Rate	30.6%	43.4%	133.8	%(f),(g)

	2007	2006	2005(a)
MIDCAP BLEND FUND
Class B shares
Net Asset Value, Beginning of Period	$14.86	$13.76	$13.28
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.04)	—	—
Net Realized and Unrealized Gain (Loss) on Investments	2.52	1.81	0.48

Total From Investment Operations	2.48	1.81	0.48
Less Dividends and Distributions:
Distributions from Realized Gains	(1.42)	(0.71)	—

Total Dividends and Distributions	(1.42)	(0.71)	—

Net Asset Value, End of Period	$15.92	$14.86	$13.76

Total Return(c)	17.93%	13.60%	3.61	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$69,393	$68,090	$71,900
Ratio of Expenses to Average Net Assets(e)	1.32%	1.32%	1.32	%(f)
Ratio of Net Investment Income to Average Net Assets	(0.26)%	(0.02)%	(0.09	)%(f)
Portfolio Turnover Rate	30.6%	43.4%	133.8	%(f),(g)

	2007(h)
MIDCAP BLEND FUND
Class C shares
Net Asset Value, Beginning of Period	$14.20
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.12)
Net Realized and Unrealized Gain (Loss) on Investments	1.78

Total From Investment Operations	1.66

Net Asset Value, End of Period	$15.86

Total Return(c)	11.69	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,914
Ratio of Expenses to Average Net Assets(e)	1.95	%(f)
Ratio of Net Investment Income to Average Net Assets	(0.98	)%(f)
Portfolio Turnover Rate	30.6%

(a)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)	Total return amounts have not been annualized.

(e)	Reflects Manager’s contractual expense limit.

(f)	Computed on an annualized basis.

(g)	Portfolio turnover rate excludes approximately $574,898,000 of securities from the acquisition of Principal MidCap Fund, Inc.

(h)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.20 per share from January 10, 2007, through January 16, 2007.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
MIDCAP STOCK FUND
Class A shares
Net Asset Value, Beginning of Period	$20.86	$19.23	$17.06	$15.34	$12.39
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.15	0.10	0.24	0.02	0.01
Net Realized and Unrealized Gain (Loss) on Investments	0.62	3.02	2.56	1.75	2.94

Total From Investment Operations	0.77	3.12	2.80	1.77	2.95
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.11)	(0.26)	(0.03)	(0.01)	—
Distributions from Realized Gains	(0.97)	(1.23)	(0.60)	(0.04)	—

Total Dividends and Distributions	(1.08)	(1.49)	(0.63)	(0.05)	—

Net Asset Value, End of Period	$20.55	$20.86	$19.23	$17.06	$15.34

Total Return(b)	3.62%	17.12%	16.75%	11.57%	23.81%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$252,198	$215,201	$93,180	$59,491	$38,676
Ratio of Expenses to Average Net Assets	1.08%	1.09%	1.12%	1.14%	1.16%
Ratio of Gross Expenses to Average Net Assets(c)	1.08%	1.09%	1.12%	1.14%	1.16%
Ratio of Net Investment Income to Average Net Assets	0.70%	0.53%	1.32%	0.12%	0.07%
Portfolio Turnover Rate	25.8%	22.0%	28.0%	23.0%	28.0%

	2007	2006	2005	2004	2003
MIDCAP STOCK FUND
Class B shares
Net Asset Value, Beginning of Period	$19.66	$18.23	$16.33	$14.82	$12.09
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.05)	(0.09)	0.06	(0.14)	(0.13)
Net Realized and Unrealized Gain (Loss) on Investments	0.59	2.85	2.44	1.69	2.86

Total From Investment Operations	0.54	2.76	2.50	1.55	2.73
Less Dividends and Distributions:
Dividends from Net Investment Income	—	(0.10)	—	—	—
Distributions from Realized Gains	(0.97)	(1.23)	(0.60)	(0.04)	—

Total Dividends and Distributions	(0.97)	(1.33)	(0.60)	(0.04)	—

Net Asset Value, End of Period	$19.23	$19.66	$18.23	$16.33	$14.82

Total Return(b)	2.63%	15.95%	15.63%	10.54%	22.50%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$29,395	$30,663	$24,218	$19,958	$17,405
Ratio of Expenses to Average Net Assets	2.06%	2.07%	2.11%	2.12%	2.24%
Ratio of Gross Expenses to Average Net Assets(c)	2.10%	2.07%	2.11%	2.12%	2.24%
Ratio of Net Investment Income to Average Net Assets	(0.26)%	(0.45)%	0.33%	(0.86)%	(1.01)%
Portfolio Turnover Rate	25.8%	22.0%	28.0%	23.0%	28.0%

	2007	2006	2005	2004	2003
MIDCAP STOCK FUND
Class C shares
Net Asset Value, Beginning of Period	$19.66	$18.28	$16.36	$14.83	$12.10
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.03)	(0.06)	0.08	(0.13)	(0.12)
Net Realized and Unrealized Gain (Loss) on Investments	0.59	2.85	2.44	1.70	2.85

Total From Investment Operations	0.56	2.79	2.52	1.57	2.73
Less Dividends and Distributions:
Dividends from Net Investment Income	—	(0.18)	—	—	—
Distributions from Realized Gains	(0.97)	(1.23)	(0.60)	(0.04)	—

Total Dividends and Distributions	(0.97)	(1.41)	(0.60)	(0.04)	—

Net Asset Value, End of Period	$19.25	$19.66	$18.28	$16.36	$14.83

Total Return(b)	2.74%	16.09%	15.73%	10.60%	22.56%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$10,380	$8,051	$4,303	$1,769	$550
Ratio of Expenses to Average Net Assets	1.95%	1.95%	1.99%	2.04%	2.15%
Ratio of Gross Expenses to Average Net Assets(c)	2.18%	1.95%	1.99%	2.04%	2.15%
Ratio of Net Investment Income to Average Net Assets	(0.16)%	(0.33)%	0.45%	(0.79)%	(0.92)%
Portfolio Turnover Rate	25.8%	22.0%	28.0%	23.0%	28.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(c)	Excludes expense reimbursement from Manager and/or custodian credits.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(a)
MONEY MARKET FUND
Class A shares
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.05	0.04	0.01

Total From Investment Operations	0.05	0.04	0.01
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.05)	(0.04)	(0.01)

Total Dividends and Distributions	(0.05)	(0.04)	(0.01)

Net Asset Value, End of Period	$1.00	$1.00	$1.00

Total Return(c)	5.02%	4.41%	1.02	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,953,474	$431,696	$344,589
Ratio of Expenses to Average Net Assets(e)	0.44%	0.54%	0.60	%(f)
Ratio of Net Investment Income to Average Net Assets	4.91%	4.35%	2.95	%(f)

	2007	2006	2005(a)
MONEY MARKET FUND
Class B shares
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.04	0.03	0.01

Total From Investment Operations	0.04	0.03	0.01
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.04)	(0.03)	(0.01)

Total Dividends and Distributions	(0.04)	(0.03)	(0.01)

Net Asset Value, End of Period	$1.00	$1.00	$1.00

Total Return(c)	4.04%	2.90%	0.59	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$33,265	$2,976	$3,099
Ratio of Expenses to Average Net Assets(e)	1.41%	1.98%	1.87	%(f)
Ratio of Net Investment Income to Average Net Assets	3.95%	2.90%	1.67	%(f)

	2007(g)
MONEY MARKET FUND
Class C shares
Net Asset Value, Beginning of Period	$1.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.03

Total From Investment Operations	0.03
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.03)

Total Dividends and Distributions	(0.03)

Net Asset Value, End of Period	$1.00

Total Return(c)	2.94	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$11,214
Ratio of Expenses to Average Net Assets(e)	1.70	%(f)
Ratio of Net Investment Income to Average Net Assets	3.67%

(a)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)	Total return amounts have not been annualized.

(e)	Reflects Manager’s contractual expense limit.

(f)	Computed on an annualized basis.

(g)	Period from January 16, 2007, date shares first offered, through October 31, 2007.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
MORTGAGE SECURITIES FUND
Class A shares
Net Asset Value, Beginning of Period	$10.54	$10.53	$10.88	$10.89	$11.19
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.47 (a)	0.44	0.41 (a)	0.40 (a)	0.40 (a)
Net Realized and Unrealized Gain (Loss) on Investments	0.01	0.04	(0.30)	0.05	(0.19)

Total From Investment Operations	0.48	0.48	0.11	0.45	0.21
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.48)	(0.47)	(0.46)	(0.46)	(0.51)

Total Dividends and Distributions	(0.48)	(0.47)	(0.46)	(0.46)	(0.51)

Net Asset Value, End of Period	$10.54	$10.54	$10.53	$10.88	$10.89

Total Return(b)	4.65%	4.74%	1.02%	4.26%	1.94%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$90,167	$98,110	$120,615	$134,896	$176,859
Ratio of Expenses to Average Net Assets	0.91%	0.91%	0.92%	0.93%	0.93%
Ratio of Gross Expenses to Average Net Assets(c)	0.93%	0.91%	0.92%	0.93%	0.93%
Ratio of Net Investment Income to Average Net Assets	4.45%	4.25%	3.84%	3.64%	3.59%
Portfolio Turnover Rate	13.6%	13.0%	34.0%	30.0%	62.0%

	2007	2006	2005	2004	2003
MORTGAGE SECURITIES FUND
Class B shares
Net Asset Value, Beginning of Period	$10.54	$10.52	$10.87	$10.88	$11.18
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.39 (a)	0.37	0.33 (a)	0.32 (a)	0.32 (a)
Net Realized and Unrealized Gain (Loss) on Investments	—	0.05	(0.30)	0.05	(0.19)

Total From Investment Operations	0.39	0.42	0.03	0.37	0.13
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.40)	(0.40)	(0.38)	(0.38)	(0.43)

Total Dividends and Distributions	(0.40)	(0.40)	(0.38)	(0.38)	(0.43)

Net Asset Value, End of Period	$10.53	$10.54	$10.52	$10.87	$10.88

Total Return(b)	3.78%	4.06%	0.28%	3.50%	1.20%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$58,227	$85,761	$122,147	$157,900	$251,153
Ratio of Expenses to Average Net Assets	1.66%	1.66%	1.65%	1.65%	1.66%
Ratio of Gross Expenses to Average Net Assets(c)	1.68%	1.66%	1.65%	1.65%	1.66%
Ratio of Net Investment Income to Average Net Assets	3.72%	3.50%	3.11%	2.92%	2.86%
Portfolio Turnover Rate	13.6%	13.0%	34.0%	30.0%	62.0%

	2007	2006	2005	2004	2003
MORTGAGE SECURITIES FUND
Class C shares
Net Asset Value, Beginning of Period	$10.53	$10.51	$10.86	$10.87	$11.18
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.39 (a)	0.37	0.33 (a)	0.32 (a)	0.32 (a)
Net Realized and Unrealized Gain (Loss) on Investments	0.01	0.05	(0.30)	0.05	(0.20)

Total From Investment Operations	0.40	0.42	0.03	0.37	0.12
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.41)	(0.40)	(0.38)	(0.38)	(0.43)

Total Dividends and Distributions	(0.41)	(0.40)	(0.38)	(0.38)	(0.43)

Net Asset Value, End of Period	$10.52	$10.53	$10.51	$10.86	$10.87

Total Return(b)	3.92%	4.00%	0.29%	3.53%	1.12%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$7,273	$7,964	$6,775	$6,279	$13,354
Ratio of Expenses to Average Net Assets	1.63%	1.63%	1.64%	1.64%	1.64%
Ratio of Gross Expenses to Average Net Assets(c)	1.93%	1.63%	1.64%	1.64%	1.64%
Ratio of Net Investment Income to Average Net Assets	3.74%	3.53%	3.12%	2.93%	2.88%
Portfolio Turnover Rate	13.6%	13.0%	34.0%	30.0%	62.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(c)	Excludes expense reimbursement from Manager and/or custodian credits.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(a)
PARTNERS LARGECAP BLEND FUND
Class A shares
Net Asset Value, Beginning of Period	$11.41	$10.35	$10.30
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.04	0.05	—
Net Realized and Unrealized Gain (Loss) on Investments	1.61	1.47	0.05

Total From Investment Operations	1.65	1.52	0.05
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.04)	(0.02)	—
Distributions from Realized Gains	(0.57)	(0.44)	—

Total Dividends and Distributions	(0.61)	(0.46)	—

Net Asset Value, End of Period	$12.45	$11.41	$10.35

Total Return(c)	15.07%	15.08%	0.49	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$68,879	$59,400	$52,211
Ratio of Expenses to Average Net Assets	1.40%	1.40%	1.44	%(e)
Ratio of Net Investment Income to Average Net Assets	0.32%	0.45%	(0.01	)%(e)
Portfolio Turnover Rate	53.2%	52.1%	51.8	%(e),(f)

	2007	2006	2005(a)
PARTNERS LARGECAP BLEND FUND
Class B shares
Net Asset Value, Beginning of Period	$11.33	$10.32	$10.30
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.04)	(0.02)	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	1.61	1.47	0.05

Total From Investment Operations	1.57	1.45	0.02
Less Dividends and Distributions:
Distributions from Realized Gains	(0.57)	(0.44)	—

Total Dividends and Distributions	(0.57)	(0.44)	—

Net Asset Value, End of Period	$12.33	$11.33	$10.32

Total Return(c)	14.37%	14.40%	0.19	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$27,824	$25,615	$22,978
Ratio of Expenses to Average Net Assets	2.09%	2.00%	2.15	%(e)
Ratio of Net Investment Income to Average Net Assets	(0.37)%	(0.15)%	(0.71	)%(e)
Portfolio Turnover Rate	53.2%	52.1%	51.8	%(e),(f)

	2007(g)
PARTNERS LARGECAP BLEND FUND
Class C shares
Net Asset Value, Beginning of Period	$11.37
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.06)
Net Realized and Unrealized Gain (Loss) on Investments	1.07

Total From Investment Operations	1.01

Net Asset Value, End of Period	$12.38

Total Return(c)	8.88	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,182
Ratio of Expenses to Average Net Assets(h)	2.20	%(e)
Ratio of Net Investment Income to Average Net Assets	(0.65	)%(e)
Portfolio Turnover Rate	53.2%

(a)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)	Total return amounts have not been annualized.

(e)	Computed on an annualized basis.

(f)	Portfolio turnover rate excludes approximately $72,822,000 of securities from the acquisition of Principal Partners LargeCap Blend Fund, Inc. and $136,000 from portfolio realignment.

(g)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.15 per share from January 10, 2007, through January 16, 2007.

(h)	Reflects Manager’s contractual expense limit.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(a)
PARTNERS LARGECAP BLEND FUND I
Class A shares
Net Asset Value, Beginning of Period	$9.46	$8.36	$8.20
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.07	0.06	0.01
Net Realized and Unrealized Gain (Loss) on Investments	1.05	1.10	0.15

Total From Investment Operations	1.12	1.16	0.16
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.01)	(0.03)	—
Distributions from Realized Gains	—	(0.03)	—

Total Dividends and Distributions	(0.01)	(0.06)	—

Net Asset Value, End of Period	$10.57	$9.46	$8.36

Total Return(c)	11.81%	13.97%	1.95	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$145,312	$138,832	$126,739
Ratio of Expenses to Average Net Assets	1.11%	1.11%	1.04	%(e)
Ratio of Net Investment Income to Average Net Assets	0.70%	0.69%	0.41	%(e)
Portfolio Turnover Rate	106.2%	65.1%	148.8	%(e),(f)

	2007	2006	2005(a)
PARTNERS LARGECAP BLEND FUND I
Class B shares
Net Asset Value, Beginning of Period	$9.39	$8.35	$8.20
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.03)	(0.02)	—
Net Realized and Unrealized Gain (Loss) on Investments	1.03	1.09	0.15

Total From Investment Operations	1.00	1.07	0.15
Less Dividends and Distributions:
Distributions from Realized Gains	—	(0.03)	—

Total Dividends and Distributions	—	(0.03)	—

Net Asset Value, End of Period	$10.39	$9.39	$8.35

Total Return(c)	10.65%	12.87%	1.83	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$13,747	$17,761	$21,617
Ratio of Expenses to Average Net Assets	2.15%	2.05%	1.47	%(e)
Ratio of Net Investment Income to Average Net Assets	(0.34)%	(0.24)%	(0.02	)%(e)
Portfolio Turnover Rate	106.2%	65.1%	148.8	%(e),(f)

	2007(g)
PARTNERS LARGECAP BLEND FUND I
Class C shares
Net Asset Value, Beginning of Period	$9.84
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	0.70

Total From Investment Operations	0.68

Net Asset Value, End of Period	$10.52

Total Return(c)	6.91	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$970
Ratio of Expenses to Average Net Assets(h)	1.90	%(e)
Ratio of Net Investment Income to Average Net Assets	(0.29	)%(e)
Portfolio Turnover Rate	106.2%

(a)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)	Total return amounts have not been annualized.

(e)	Computed on an annualized basis.

(f)	Portfolio turnover rate excludes approximately $149,848,000 of securities from the acquisition of Principal Partners Blue Chip Fund, Inc. and $268,000 from portfolio realignment.

(g)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.10 per share from January 10, 2007, through January 16, 2007.

(h)	Reflects Manager’s contractual expense limit.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(a)
PARTNERS LARGECAP GROWTH FUND I
Class A shares
Net Asset Value, Beginning of Period	$8.27	$8.08	$7.93
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.05)	(0.02)	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	1.60	0.52	0.17

Total From Investment Operations	1.55	0.50	0.15
Less Dividends and Distributions:
Distributions from Realized Gains	(0.37)	(0.31)	—

Total Dividends and Distributions	(0.37)	(0.31)	—

Net Asset Value, End of Period	$9.45	$8.27	$8.08

Total Return(c)	19.42%	6.12%	1.89	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$55,689	$48,815	$48,782
Ratio of Expenses to Average Net Assets	1.59%	1.56%	1.47	%(e)
Ratio of Net Investment Income to Average Net Assets	(0.57)%	(0.30)%	(0.86	)%(e)
Portfolio Turnover Rate	47.7%	58.5%	66.5	%(e),(f)

	2007	2006	2005(a)
PARTNERS LARGECAP GROWTH FUND I
Class B shares
Net Asset Value, Beginning of Period	$8.18	$8.06	$7.93
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.12)	(0.09)	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	1.56	0.52	0.18

Total From Investment Operations	1.44	0.43	0.13
Less Dividends and Distributions:
Distributions from Realized Gains	(0.37)	(0.31)	—

Total Dividends and Distributions	(0.37)	(0.31)	—

Net Asset Value, End of Period	$9.25	$8.18	$8.06

Total Return(c)	18.25%	5.24%	1.64	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$12,656	$13,696	$14,707
Ratio of Expenses to Average Net Assets	2.50%	2.39%	2.39	%(e)
Ratio of Net Investment Income to Average Net Assets	(1.46)%	(1.12)%	(1.79	)%(e)
Portfolio Turnover Rate	47.7%	58.5%	66.5	%(e),(f)

	2007(g)
PARTNERS LARGECAP GROWTH FUND I
Class C shares
Net Asset Value, Beginning of Period	$8.55
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.10)
Net Realized and Unrealized Gain (Loss) on Investments	1.05

Total From Investment Operations	0.95

Net Asset Value, End of Period	$9.50

Total Return(c)	11.11	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$652
Ratio of Expenses to Average Net Assets(h)	2.20	%(e)
Ratio of Net Investment Income to Average Net Assets	(1.44	)%(e)
Portfolio Turnover Rate	47.7%

(a)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)	Total return amounts have not been annualized.

(e)	Computed on an annualized basis.

(f)	Portfolio turnover rate excludes approximately $62,466,000 of securities from the acquisition of Principal Partners Equity Growth Fund, Inc.

(g)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.16 per share from January 10, 2007, through January 16, 2007.

(h)	Reflects Manager’s contractual expense limit.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007		2006	2005(a)
PARTNERS LARGECAP GROWTH FUND II
Class A shares
Net Asset Value, Beginning of Period	$8.92		$8.15	$8.06
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.05)		(0.05)	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	1.77		0.91	0.11

Total From Investment Operations	1.72		0.86	0.09
Less Dividends and Distributions:
Distributions from Realized Gains	(0.73)		(0.09)	—

Total Dividends and Distributions	(0.73)		(0.09)	—

Net Asset Value, End of Period	$9.91		$8.92	$8.15

Total Return(c)	20.74%		10.61%	1.12	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,235		$595	$141
Ratio of Expenses to Average Net Assets(e)	1.70%		1.70%	1.70	%(f)
Ratio of Net Investment Income to Average Net Assets	(0.55)%		(0.58)%	(0.80	)%(f)
Portfolio Turnover Rate	138.3	%(g)	143.4%	95.2	%(f)

	2007(h)
PARTNERS LARGECAP GROWTH FUND II
Class C shares
Net Asset Value, Beginning of Period	$8.52
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.10)
Net Realized and Unrealized Gain (Loss) on Investments	1.42

Total From Investment Operations	1.32

Net Asset Value, End of Period	$9.84

Total Return(c)	15.49	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$418
Ratio of Expenses to Average Net Assets(e)	2.45	%(f)
Ratio of Net Investment Income to Average Net Assets	(1.38	)%(f)
Portfolio Turnover Rate	138.3	%(g)

(a)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)	Total return amounts have not been annualized.

(e)	Reflects Manager’s contractual expense limit.

(f)	Computed on an annualized basis.

(g)	Portfolio turnover rate excludes portfolio realignment from the acquisition of Partners LargeCap Growth Fund.

(h)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.27 per share from January 10, 2007, through January 16, 2007.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(a)
PARTNERS LARGECAP VALUE FUND
Class A shares
Net Asset Value, Beginning of Period	$15.58	$13.51	$13.59
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.18	0.16	0.02
Net Realized and Unrealized Gain (Loss) on Investments	0.97	2.51	(0.10)

Total From Investment Operations	1.15	2.67	(0.08)
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.14)	(0.09)	—
Distributions from Realized Gains	(0.71)	(0.51)	—

Total Dividends and Distributions	(0.85)	(0.60)	—

Net Asset Value, End of Period	$15.88	$15.58	$13.51

Total Return(c)	7.63%	20.40%	(0.59	)%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$69,156	$64,815	$53,806
Ratio of Expenses to Average Net Assets	1.41%	1.41%	1.49	%(e)
Ratio of Net Investment Income to Average Net Assets	1.17%	1.10%	0.47	%(e)
Portfolio Turnover Rate	29.2%	20.7%	28.1	%(e),(f)

	2007	2006	2005(a)
PARTNERS LARGECAP VALUE FUND
Class B shares
Net Asset Value, Beginning of Period	$15.54	$13.47	$13.59
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.06	0.07	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	0.96	2.51	(0.10)

Total From Investment Operations	1.02	2.58	(0.12)
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.04)	—	—
Distributions from Realized Gains	(0.71)	(0.51)	—

Total Dividends and Distributions	(0.75)	(0.51)	—

Net Asset Value, End of Period	$15.81	$15.54	$13.47

Total Return(c)	6.74%	19.67%	(0.88	)%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$23,269	$23,374	$20,509
Ratio of Expenses to Average Net Assets	2.18%	2.05%	2.28	%(e)
Ratio of Net Investment Income to Average Net Assets	0.40%	0.46%	(0.33)	%(e)
Portfolio Turnover Rate	29.2%	20.7%	28.1	%(e),(f)

	2007(g)
PARTNERS LARGECAP VALUE FUND
Class C shares
Net Asset Value, Beginning of Period	$15.39
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.02
Net Realized and Unrealized Gain (Loss) on Investments	0.39

Total From Investment Operations	0.41

Net Asset Value, End of Period	$15.80

Total Return(c)	2.66	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,363
Ratio of Expenses to Average Net Assets(h)	2.25	%(e)
Ratio of Net Investment Income to Average Net Assets	0.13	%(e)
Portfolio Turnover Rate	29.2%

(a)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)	Total return amounts have not been annualized.

(e)	Computed on an annualized basis.

(f)	Portfolio turnover rate excludes approximately $72,312,000 of securities from the acquisition of Principal Partners LargeCap Value Fund, Inc. and $331,000 from portfolio realignment.

(g)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.16 per share from January 10, 2007, through January 16, 2007.

(h)	Reflects Manager’s contractual expense limit.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(a)
PARTNERS MIDCAP GROWTH FUND
Class A shares
Net Asset Value, Beginning of Period	$9.46	$8.77	$8.40
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.12)	(0.09)	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	2.93	0.85	0.41

Total From Investment Operations	2.81	0.76	0.37
Less Dividends and Distributions:
Distributions from Realized Gains	(0.28)	(0.07)	—

Total Dividends and Distributions	(0.28)	(0.07)	—

Net Asset Value, End of Period	$11.99	$9.46	$8.77

Total Return(c)	30.43%	8.64%	4.40	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$39,400	$27,926	$25,628
Ratio of Expenses to Average Net Assets(e)	1.75%	1.75%	1.75	%(f)
Ratio of Net Investment Income to Average Net Assets	(1.17)%	(0.97)%	(1.40	)%(f)
Portfolio Turnover Rate	144.9%	145.8%	185.7	%(f),(g)

	2007	2006	2005(a)
PARTNERS MIDCAP GROWTH FUND
Class B shares
Net Asset Value, Beginning of Period	$9.36	$8.75	$8.40
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.20)	(0.16)	(0.06)
Net Realized and Unrealized Gain (Loss) on Investments	2.90	0.84	0.41

Total From Investment Operations	2.70	0.68	0.35
Less Dividends and Distributions:
Distributions from Realized Gains	(0.28)	(0.07)	—

Total Dividends and Distributions	(0.28)	(0.07)	—

Net Asset Value, End of Period	$11.78	$9.36	$8.75

Total Return(c)	29.55%	7.74%	4.17	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$12,895	$10,516	$10,436
Ratio of Expenses to Average Net Assets(e)	2.50%	2.50%	2.50	%(f)
Ratio of Net Investment Income to Average Net Assets	(1.91)%	(1.71)%	(2.14	)%(f)
Portfolio Turnover Rate	144.9%	145.8%	185.7	%(f),(g)

	2007(h)
PARTNERS MIDCAP GROWTH FUND
Class C shares
Net Asset Value, Beginning of Period	$9.79
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.17)
Net Realized and Unrealized Gain (Loss) on Investments	2.37

Total From Investment Operations	2.20

Net Asset Value, End of Period	$11.99

Total Return(c)	22.47	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,070
Ratio of Expenses to Average Net Assets(e)	2.50	%(f)
Ratio of Net Investment Income to Average Net Assets	(1.94	)%(f)
Portfolio Turnover Rate	144.9%

(a)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)	Total return amounts have not been annualized.

(e)	Reflects Manager’s contractual expense limit.

(f)	Computed on an annualized basis.

(g)	Portfolio turnover rate excludes approximately $34,689,000 of securities from the acquisition of Principal Partners MidCap Growth Fund, Inc. and $23,000 from portfolio realignment.

(h)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.17 per share from January 10, 2007, through January 16, 2007.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(a)
PARTNERS MIDCAP GROWTH FUND I
Class A shares
Net Asset Value, Beginning of Period	$12.68	$11.87	$11.47
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.09)	(0.09)	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	2.10	1.62	0.44

Total From Investment Operations	2.01	1.53	0.40
Less Dividends and Distributions:
Distributions from Realized Gains	(1.59)	(0.72)	—

Total Dividends and Distributions	(1.59)	(0.72)	—

Net Asset Value, End of Period	$13.10	$12.68	$11.87

Total Return(c)	17.32%	13.21%	3.49	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,573	$1,722	$365
Ratio of Expenses to Average Net Assets(e)	1.75%	1.75%	1.75	%(f)
Ratio of Net Investment Income to Average Net Assets	(0.75)%	(0.76)%	(0.90	)%(f)
Portfolio Turnover Rate	120.6%	133.4%	84.5	%(f)

	2007(g)
PARTNERS MIDCAP GROWTH FUND I
Class C shares
Net Asset Value, Beginning of Period	$11.69
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.16)
Net Realized and Unrealized Gain (Loss) on Investments	1.49

Total From Investment Operations	1.33

Net Asset Value, End of Period	$13.02

Total Return(c)	11.38	%(d)
Ratio/Supplemental Data:

Net Assets, End of Period (in thousands)	$332
Ratio of Expenses to Average Net Assets(e)	2.50	%(f)
Ratio of Net Investment Income to Average Net Assets	(1.58	)%(f)
Portfolio Turnover Rate	120.6%

(a)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)	Total return amounts have not been annualized.

(e)	Reflects Manager’s contractual expense limit.

(f)	Computed on an annualized basis.

(g)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.20 per share from January 10, 2007, through January 16, 2007.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(a)
PARTNERS MIDCAP VALUE FUND
Class A shares
Net Asset Value, Beginning of Period	$15.93	$15.08	$14.86
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.01	(0.01)	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	1.23	2.19	0.25

Total From Investment Operations	1.24	2.18	0.22
Less Dividends and Distributions:
Distributions from Realized Gains	(1.29)	(1.33)	—

Total Dividends and Distributions	(1.29)	(1.33)	—

Net Asset Value, End of Period	$15.88	$15.93	$15.08

Total Return(c)	7.98%	15.13%	1.48	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$12,310	$9,266	$2,196
Ratio of Expenses to Average Net Assets(e)	1.72%	1.75%	1.75	%(f)
Ratio of Net Investment Income to Average Net Assets	0.09%	(0.05)%	(0.62	)%(f)
Portfolio Turnover Rate	147.3%	151.4%	87.9	%(f)

	2007	2006	2005(a)
PARTNERS MIDCAP VALUE FUND
Class B shares
Net Asset Value, Beginning of Period	$15.89	$15.05	$14.86
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.11)	(0.12)	(0.07)
Net Realized and Unrealized Gain (Loss) on Investments	1.22	2.29	0.26
Total From Investment Operations	1.11	2.17	0.19
Less Dividends and Distributions:
Distributions from Realized Gains	(1.29)	(1.33)	—

Total Dividends and Distributions	(1.29)	(1.33)	—

Net Asset Value, End of Period	$15.71	$15.89	$15.05

Total Return(c)	7.12%	15.11%	1.28	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,087	$1,324	$427
Ratio of Expenses to Average Net Assets (e)	2.50%	2.50%	2.50	%(f)
Ratio of Net Investment Income to Average Net Assets	(0.70)%	(0.80)%	(1.29	)%(f)
Portfolio Turnover Rate	147.3%	151.4%	87.9	%(f)

	2007 (g)
PARTNERS MIDCAP VALUE FUND
Class C shares
Net Asset Value, Beginning of Period	$15.28
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.10)
Net Realized and Unrealized Gain (Loss) on Investments	0.61

Total From Investment Operations	0.51

Net Asset Value, End of Period	$15.79

Total Return(c)	3.34	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,307
Ratio of Expenses to Average Net Assets (e)	2.50	%(f)
Ratio of Net Investment Income to Average Net Assets	(0.79	)%(f)
Portfolio Turnover Rate	147.3%

(a)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)	Total return amounts have not been annualized.

(e)	Reflects Manager’s contractual expense limit.

(f)	Computed on an annualized basis.

(g)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.16 per share from January 10, 2007, through January 16, 2007.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005 (a)
PARTNERS SMALLCAP GROWTH FUND II
Class A shares
Net Asset Value, Beginning of Period	$9.42	$8.85	$8.72
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.14)	(0.15)	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	1.58	1.20	0.18

Total From Investment Operations	1.44	1.05	0.13
Less Dividends and Distributions:
Distributions from Realized Gains	(0.70)	(0.48)	—

Total Dividends and Distributions	(0.70)	(0.48)	—

Net Asset Value, End of Period	$10.16	$9.42	$8.85

Total Return(c)	16.21%	12.12%	1.49	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$19,434	$16,263	$13,137
Ratio of Expenses to Average Net Assets(e)	1.95%	1.95%	1.95	%(f)
Ratio of Net Investment Income to Average Net Assets	(1.50)%	(1.57)%	(1.68	)%(f)
Portfolio Turnover Rate	62.9%	80.7%	53.4	% (f),(g)

	2007	2006	2005 (a)
PARTNERS SMALLCAP GROWTH FUND II
Class B shares
Net Asset Value, Beginning of Period	$9.33	$8.83	$8.72
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.21)	(0.21)	(0.08)
Net Realized and Unrealized Gain (Loss) on Investments	1.55	1.19	0.19

Total From Investment Operations	1.34	0.98	0.11
Less Dividends and Distributions:
Distributions from Realized Gains	(0.70)	(0.48)	—

Total Dividends and Distributions	(0.70)	(0.48)	—

Net Asset Value, End of Period	$9.97	$9.33	$8.83

Total Return(c)	15.24%	11.31%	1.26	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$7,842	$7,413	$6,720
Ratio of Expenses to Average Net Assets(e)	2.70%	2.70%	2.70	%(f)
Ratio of Net Investment Income to Average Net Assets	(2.24)%	(2.32)%	(2.43	)%(f)
Portfolio Turnover Rate	62.9%	80.7%	53.4	% (f),(g)

	2007 (h)
PARTNERS SMALLCAP GROWTH FUND II
Class C shares
Net Asset Value, Beginning of Period	$9.04
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.17)
Net Realized and Unrealized Gain (Loss) on Investments	1.23

Total From Investment Operations	1.06

Net Asset Value, End of Period	$10.10

Total Return(c)	11.73	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$502
Ratio of Expenses to Average Net Assets(e)	2.70	%(f)
Ratio of Net Investment Income to Average Net Assets	(2.28	)%(f)
Portfolio Turnover Rate	62.9%

(a)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)	Total return amounts have not been annualized.

(e)	Reflects Manager’s contractual expense limit.

(f)	Computed on an annualized basis.

(g)	Portfolio turnover rate excludes approximately $21,459,000 of securities from the acquisition of Principal Partners SmallCap Growth Fund, Inc. and $84,000 from portfolio realignment.

(h)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.19 per share from January 10, 2007, through January 16, 2007.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005 (a)
PREFERRED SECURITIES FUND
Class A shares
Net Asset Value, Beginning of Period	$10.76	$10.60	$10.94
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.59	0.57	0.19
Net Realized and Unrealized Gain (Loss) on Investments	(0.63)	0.09	(0.26)

Total From Investment Operations	(0.04)	0.66	(0.07)
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.61)	(0.50)	(0.27)

Total Dividends and Distributions	(0.61)	(0.50)	(0.27)

Net Asset Value, End of Period	$10.11	$10.76	$10.60

Total Return(c)	(0.45)%	6.44%	(0.66	)%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$81,441	$7,105	$2,174
Ratio of Expenses to Average Net Assets(e)	1.00%	1.08%	1.35	%(f)
Ratio of Net Investment Income to Average Net Assets	5.65%	5.42%	5.07	%(f)
Portfolio Turnover Rate	33.9%	22.4%	17.8	%(f)

	2007 (g)
PREFERRED SECURITIES FUND
Class C shares
Net Asset Value, Beginning of Period	$10.79
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.39
Net Realized and Unrealized Gain (Loss) on Investments	(0.68)

Total From Investment Operations	(0.29)
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.39)

Total Dividends and Distributions	(0.39)

Net Asset Value, End of Period	$10.11

Total Return(c)	(2.72	)%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$21,750
Ratio of Expenses to Average Net Assets(e)	1.75	%(f)
Ratio of Net Investment Income to Average Net Assets	4.85	%(f)
Portfolio Turnover Rate	33.9%

(a)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)	Total return amounts have not been annualized.

(e)	Reflects Manager’s contractual expense limit.

(f)	Computed on an annualized basis.

(g)	Period from January 17, 2007 through October 31, 2007. Class C shares recognized $.01 per share of net investment income and incurred a net realized and unrealized loss of $.02 per share from January 10, 2007, through January 16, 2007.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005 (a)
PRINCIPAL LIFETIME 2010 FUND
Class A shares
Net Asset Value, Beginning of Period	$13.28	$12.11	$12.04
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.37	0.32	0.05
Net Realized and Unrealized Gain (Loss) on Investments	1.00	1.08	0.02

Total From Investment Operations	1.37	1.40	0.07
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.35)	(0.15)	—
Distributions from Realized Gains	(0.07)	(0.08)	—

Total Dividends and Distributions	(0.42)	(0.23)	—

Net Asset Value, End of Period	$14.23	$13.28	$12.11

Total Return(c)	10.62%	11.78%	0.58	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$33,273	$17,464	$3,070
Ratio of Expenses to Average Net Assets(e),(f)	0.50%	0.62%	1.30	%(g)
Ratio of Net Investment Income to Average Net Assets	2.69%	2.53%	1.27	%(g)
Portfolio Turnover Rate	14.7%	16.6%	10.2	%(g)

	2007(h)
PRINCIPAL LIFETIME 2010 FUND
Class C shares
Net Asset Value, Beginning of Period	$13.25
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.15
Net Realized and Unrealized Gain (Loss) on Investments	0.75

Total From Investment Operations	0.90

Net Asset Value, End of Period	$14.15

Total Return(c)	6.79	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$5,492
Ratio of Expenses to Average Net Assets(e),(f)	1.25	%(g)
Ratio of Net Investment Income to Average Net Assets	1.39	%(g)
Portfolio Turnover Rate	14.7%

(A)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(B)	Calculated based on average shares outstanding during the period.

(C)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(D)	Total return amounts have not been annualized.

(E)	Reflects Manager’s contractual expense limit.

(F)	Does not include expenses of the investment companies in which the Fund invests.

(G)	Computed on an annualized basis.

(H)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.12 per share from January 10, 2007 through January 16, 2007.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(a)
PRINCIPAL LIFETIME 2020 FUND
Class A shares
Net Asset Value, Beginning of Period	$13.75	$12.28	$12.13
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.31	0.25	0.03
Net Realized and Unrealized Gain (Loss) on Investments	1.54	1.48	0.12

Total From Investment Operations	1.85	1.73	0.15
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.35)	(0.16)	—
Distributions from Realized Gains	(0.09)	(0.10)	—

Total Dividends and Distributions	(0.44)	(0.26)	—

Net Asset Value, End of Period	$15.16	$13.75	$12.28

Total Return(c)	13.75%	14.34%	1.24	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$52,923	$23,723	$3,655
Ratio of Expenses to Average Net Assets(e),(f)	0.50%	0.61%	1.40	%(g)
Ratio of Net Investment Income to Average Net Assets	2.17%	1.91%	0.75	%(g)
Portfolio Turnover Rate	15.1%	7.4%	5.5	%(g)

	2007	2006	2005(a)
PRINCIPAL LIFETIME 2020 FUND
Class B shares
Net Asset Value, Beginning of Period	$13.72	$12.24	$12.13
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.21	0.14	—
Net Realized and Unrealized Gain (Loss) on Investments	1.52	1.50	0.11

Total From Investment Operations	1.73	1.64	0.11
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.24)	(0.06)	—
Distributions from Realized Gains	(0.09)	(0.10)	—

Total Dividends and Distributions	(0.33)	(0.16)	—

Net Asset Value, End of Period	$15.12	$13.72	$12.24

Total Return(c)	12.80%	13.57%	0.91	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$11,033	$5,682	$979
Ratio of Expenses to Average Net Assets(e),(f)	1.25%	1.40%	2.15	%(g)
Ratio of Net Investment Income to Average Net Assets	1.50%	1.11%	(0.04	)%(g)
Portfolio Turnover Rate	15.1%	7.4%	5.5	%(g)

	2007(h)
PRINCIPAL LIFETIME 2020 FUND
Class C shares
Net Asset Value, Beginning of Period	$13.83
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.06
Net Realized and Unrealized Gain (Loss) on Investments	1.18

Total From Investment Operations	1.24

Net Asset Value, End of Period	$15.07

Total Return(c)	8.97	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$7,038
Ratio of Expenses to Average Net Assets(e),(f)	1.25	%(g)
Ratio of Net Investment Income to Average Net Assets	0.51	%(g)
Portfolio Turnover Rate	15.1%

(A)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(B)	Calculated based on average shares outstanding during the period.

(C)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(D)	Total return amounts have not been annualized.

(E)	Reflects Manager’s contractual expense limit.

(F)	Does not include expenses of the investment companies in which the Fund invests.

(G)	Computed on an annualized basis.

(H)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.16 per share from January 10, 2007, through January 16, 2007.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(a)
PRINCIPAL LIFETIME 2030 FUND
Class A shares
Net Asset Value, Beginning of Period	$13.64	$12.07	$11.88
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.26	0.18	0.01
Net Realized and Unrealized Gain (Loss) on Investments	1.81	1.66	0.18

Total From Investment Operations	2.07	1.84	0.19
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.31)	(0.15)	—
Distributions from Realized Gains	(0.10)	(0.12)	—

Total Dividends and Distributions	(0.41)	(0.27)	—

Net Asset Value, End of Period	$15.30	$13.64	$12.07

Total Return(c)	15.55%	15.46%	1.60	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$39,873	$17,509	$2,564
Ratio of Expenses to Average Net Assets(e),(f)	0.50%	0.64%	1.40	%(g)
Ratio of Net Investment Income to Average Net Assets	1.81%	1.39%	0.14	%(g)
Portfolio Turnover Rate	15.5%	9.4%	4.8	%(g)

	2007	2006	2005(a)
PRINCIPAL LIFETIME 2030 FUND
Class B shares
Net Asset Value, Beginning of Period	$13.60	$12.04	$11.88
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.15	0.09	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	1.84	1.65	0.19

Total From Investment Operations	1.99	1.74	0.16
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.21)	(0.06)	—
Distributions from Realized Gains	(0.10)	(0.12)	—

Total Dividends and Distributions	(0.31)	(0.18)	—

Net Asset Value, End of Period	$15.28	$13.60	$12.04

Total Return(c)	14.86%	14.55%	1.35	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$9,058	$4,175	$789
Ratio of Expenses to Average Net Assets(e),(f)	1.25%	1.40%	2.15	%(g)
Ratio of Net Investment Income to Average Net Assets	1.08%	0.72%	(0.68	)%(g)
Portfolio Turnover Rate	15.5%	9.4%	4.8	%(g)

	2007(h)
PRINCIPAL LIFETIME 2030 FUND
Class C shares
Net Asset Value, Beginning of Period	$13.77
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	1.46

Total From Investment Operations	1.45

Net Asset Value, End of Period	$15.22

Total Return(c)	10.53	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$7,651
Ratio of Expenses to Average Net Assets(e),(f)	1.25	%(g)
Ratio of Net Investment Income to Average Net Assets	(0.06	)%(g)
Portfolio Turnover Rate	15.5%

(A)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(B)	Calculated based on average shares outstanding during the period.

(C)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(D)	Total return amounts have not been annualized.

(E)	Reflects Manager’s contractual expense limit.

(F)	Does not include expenses of the investment companies in which the Fund invests.

(G)	Computed on an annualized basis.

(H)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.18 per share from January 10, 2007, through January 16, 2007.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(a)
PRINCIPAL LIFETIME 2040 FUND
Class A shares
Net Asset Value, Beginning of Period	$13.68	$12.18	$11.96
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.22	0.14	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	2.07	1.76	0.24

Total From Investment Operations	2.29	1.90	0.22
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.30)	(0.29)	—
Distributions from Realized Gains	(0.10)	(0.11)	—

Total Dividends and Distributions	(0.40)	(0.40)	—

Net Asset Value, End of Period	$15.57	$13.68	$12.18

Total Return(c)	17.09%	15.93%	1.84	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$24,434	$9,356	$1,433
Ratio of Expenses to Average Net Assets(e),(f)	0.50%	0.64%	1.40	%(g)
Ratio of Net Investment Income to Average Net Assets	1.49%	1.08%	(0.38	)%(g)
Portfolio Turnover Rate	16.5%	13.1%	7.1	%(g)

	2007	2006	2005(a)
PRINCIPAL LIFETIME 2040 FUND
Class B shares
Net Asset Value, Beginning of Period	$13.55	$12.16	$11.96
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.12	0.05	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	2.04	1.74	0.25

Total From Investment Operations	2.16	1.79	0.20
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.19)	(0.29)	—
Distributions from Realized Gains	(0.10)	(0.11)	—

Total Dividends and Distributions	(0.29)	(0.40)	—

Net Asset Value, End of Period	$15.42	$13.55	$12.16

Total Return(c)	16.22%	15.03%	1.67	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$6,161	$3,090	$621
Ratio of Expenses to Average Net Assets(e),(f)	1.25%	1.40%	2.15	%(g)
Ratio of Net Investment Income to Average Net Assets	0.86%	0.38%	(1.17	)%(g)
Portfolio Turnover Rate	16.5%	13.1%	7.1	%(g)

	2007(h)
PRINCIPAL LIFETIME 2040 FUND
Class C shares
Net Asset Value, Beginning of Period	$13.86
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.06)
Net Realized and Unrealized Gain (Loss) on Investments	1.69

Total From Investment Operations	1.63

Net Asset Value, End of Period	$15.49

Total Return(c)	11.76	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,162
Ratio of Expenses to Average Net Assets(e),(f)	1.25	%(g)
Ratio of Net Investment Income to Average Net Assets	(0.50	)%(g)
Portfolio Turnover Rate	16.5%

(A)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(B)	Calculated based on average shares outstanding during the period.

(C)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(D)	Total return amounts have not been annualized.

(E)	Reflects Manager’s contractual expense limit.

(F)	Does not include expenses of the investment companies in which the Fund invests.

(G)	Computed on an annualized basis.

(H)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.19 per share from January 10, 2007, through January 16, 2007.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(a)
PRINCIPAL LIFETIME 2050 FUND
Class A shares
Net Asset Value, Beginning of Period	$13.41	$11.74	$11.48
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.19	0.09	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	2.13	1.80	0.30

Total From Investment Operations	2.32	1.89	0.26
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.26)	(0.11)	—
Distributions from Realized Gains	(0.11)	(0.11)	—

Total Dividends and Distributions	(0.37)	(0.22)	—

Net Asset Value, End of Period	$15.36	$13.41	$11.74

Total Return(c)	17.71%	16.30%	2.26	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$14,930	$5,685	$553
Ratio of Expenses to Average Net Assets(e),(f)	0.50%	0.64%	1.50	%(g)
Ratio of Net Investment Income to Average Net Assets	1.32%	0.67%	(0.93	)%(g)
Portfolio Turnover Rate	21.2%	15.9%	7.5	%(g)

	2007	2006(h)
PRINCIPAL LIFETIME 2050 FUND
Class B shares
Net Asset Value, Beginning of Period	$13.30	$12.64
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.02	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	2.18	0.71

Total From Investment Operations	2.20	0.66
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.18)	—
Distributions from Realized Gains	(0.11)	—

Total Dividends and Distributions	(0.29)	—

Net Asset Value, End of Period	$15.21	$13.30

Total Return(c)	16.80%	5.22	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,106	$451
Ratio of Expenses to Average Net Assets(e),(f)	1.25%	1.25	%(g)
Ratio of Net Investment Income to Average Net Assets	0.15%	(0.63	)%(g)
Portfolio Turnover Rate	21.2%	15.9	%(g)

	2007(i)
PRINCIPAL LIFETIME 2050 FUND
Class C shares
Net Asset Value, Beginning of Period	$13.64
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.08)
Net Realized and Unrealized Gain (Loss) on Investments	1.72

Total From Investment Operations	1.64

Net Asset Value, End of Period	$15.28

Total Return(c)	12.02	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,560
Ratio of Expenses to Average Net Assets(e),(f)	1.25	%(g)
Ratio of Net Investment Income to Average Net Assets	(0.66	)%(g)
Portfolio Turnover Rate	21.2%

(A)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(B)	Calculated based on average shares outstanding during the period.

(C)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(D)	Total return amounts have not been annualized.

(E)	Reflects Manager’s contractual expense limit.

(F)	Does not include expenses of the investment companies in which the Fund invests.

(G)	Computed on an annualized basis.

(H)	Period from March 15, 2006, date shares first offered, through October 31, 2006.

(I)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.20 per share from January 10, 2007, through January 16, 2007.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(a)
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
Class A shares
Net Asset Value, Beginning of Period	$12.74	$11.98	$11.96
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.51	0.40	0.08
Net Realized and Unrealized Gain (Loss) on Investments	0.15	0.68	(0.06)

Total From Investment Operations	0.66	1.08	0.02
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.39)	(0.20)	—
Distributions from Realized Gains	(0.06)	(0.12)	—

Total Dividends and Distributions	(0.45)	(0.32)	—

Net Asset Value, End of Period	$12.95	$12.74	$11.98

Total Return(c)	5.30%	9.16%	0.17	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$15,668	$6,635	$1,832
Ratio of Expenses to Average Net Assets(e),(f)	0.50%	0.65%	1.30	%(g)
Ratio of Net Investment Income to Average Net Assets	3.98%	3.24%	1.90	%(g)
Portfolio Turnover Rate	25.3%	48.9%	43.8	%(g)

	2007	2006(h)
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
Class B shares
Net Asset Value, Beginning of Period	$12.63	$12.12
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.40	0.23
Net Realized and Unrealized Gain (Loss) on Investments	0.16	0.28

Total From Investment Operations	0.56	0.51
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.31)	—
Distributions from Realized Gains	(0.06)	—

Total Dividends and Distributions	(0.37)	—

Net Asset Value, End of Period	$12.82	$12.63

Total Return(c)	4.51%	4.21	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$758	$114
Ratio of Expenses to Average Net Assets(e),(f)	1.25%	1.25	%(g)
Ratio of Net Investment Income to Average Net Assets	3.18%	3.00	%(g)
Portfolio Turnover Rate	25.3%	48.9	%(g)

	2007(i)
PRINCIPAL LIFETIME STRATEGIC INCOME FUND Class C shares
Class C shares
Net Asset Value, Beginning of Period	$12.53
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.33
Net Realized and Unrealized Gain (Loss) on Investments	—

Total From Investment Operations	0.33

Redemption fees	0.01

Net Asset Value, End of Period	$12.87

Total Return(c)	2.71	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,577
Ratio of Expenses to Average Net Assets(e),(f)	1.25	%(g)
Ratio of Net Investment Income to Average Net Assets	3.27	%(g)
Portfolio Turnover Rate	25.3%

(A)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(B)	Calculated based on average shares outstanding during the period.

(C)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(D)	Total return amounts have not been annualized.

(E)	Reflects Manager’s contractual expense limit.

(F)	Does not include expenses of the investment companies in which the Fund invests.

(G)	Computed on an annualized basis.

(H)	Period from March 15, 2006, date shares first offered, through October 31, 2006.

(I)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.05 per share from January 10, 2007, through January 16, 2007.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007		2006	2005(a)
REAL ESTATE SECURITIES FUND
Class A shares
Net Asset Value, Beginning of Period	$27.56		$20.43	$20.12
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.19		0.14	0.09
Net Realized and Unrealized Gain (Loss) on Investments	(0.60)		7.80	0.35

Total From Investment Operations	(0.41)		7.94	0.44
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.11)		(0.19)	(0.13)
Distributions from Realized Gains	(2.07)		(0.62)	—

Total Dividends and Distributions	(2.18)		(0.81)	(0.13)

Net Asset Value, End of Period	$24.97		$27.56	$20.43

Total Return(c)	(1.92)%		40.07%	2.20	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$124,434		$125,408	$80,894
Ratio of Expenses to Average Net Assets(e)	1.29%		1.43%	1.49	%(f)
Ratio of Net Investment Income to Average Net Assets	0.75%		0.61%	1.29	%(f)
Portfolio Turnover Rate	77.8	%(g)	37.8%	26.7	%(f),(i)

	2007		2006	2005(a)
REAL ESTATE SECURITIES FUND
Class B shares
Net Asset Value, Beginning of Period	$27.56		$20.44	$20.12
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.02)		0.02	0.03
Net Realized and Unrealized Gain (Loss) on Investments	(0.60)		7.80	0.35

Total From Investment Operations	(0.62)		7.82	0.38
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.04)		(0.08)	(0.06)
Distributions from Realized Gains	(2.07)		(0.62)	—

Total Dividends and Distributions	(2.11)		(0.70)	(0.06)

Net Asset Value, End of Period	$24.83		$27.56	$20.44

Total Return(c)	(2.74)%		39.33%	1.90	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$31,026		$29,044	$22,712
Ratio of Expenses to Average Net Assets(e)	2.07%		1.95%	2.38	%(f)
Ratio of Net Investment Income to Average Net Assets	(0.06)%		0.10%	0.39	%(f)
Portfolio Turnover Rate	77.8	%(g)	37.8%	26.7	%(f),(h)

	2007(i)
REAL ESTATE SECURITIES FUND
Class C shares
Net Asset Value, Beginning of Period	$27.41
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.08)
Net Realized and Unrealized Gain (Loss) on Investments	(2.44)

Total From Investment Operations	(2.52)

Net Asset Value, End of Period	$24.89

Total Return(c)	(9.19	)%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$7,976
Ratio of Expenses to Average Net Assets(e)	1.99	%(f)
Ratio of Net Investment Income to Average Net Assets	(0.37	)%(f)
Portfolio Turnover Rate	77.8	%(g)

(a)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)	Total return amounts have not been annualized.

(e)	Reflects Manager’s contractual expense limit.

(f)	Computed on an annualized basis.

(g)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM REIT Fund.

(h)	Portfolio turnover rate excludes approximately $101,379,000 of securities from the acquisition of Principal Real Estate Securities Fund, Inc.

(i)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.89 per share from January 10, 2007, through January 16, 2007.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
SAM BALANCED PORTFOLIO
Class A shares
Net Asset Value, Beginning of Period	$14.51	$13.32	$12.64	$11.85	$10.24
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.37 (a)	0.28	0.23	0.20	0.22
Net Realized and Unrealized Gain (Loss) on Investments	1.70	1.20	0.68	0.79	1.62

Total From Investment Operations	2.07	1.48	0.91	0.99	1.84
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.32)	(0.29)	(0.23)	(0.20)	(0.23)
Distributions from Realized Gains	(0.08)	—	—	—	—

Total Dividends and Distributions	(0.40)	(0.29)	(0.23)	(0.20)	(0.23)

Net Asset Value, End of Period	$16.18	$14.51	$13.32	$12.64	$11.85

Total Return(b)	14.48%	11.26%	7.20%	8.51%	18.07%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,594,033	$2,389,102	$2,125,167	$1,524,988	$792,423
Ratio of Expenses to Average Net Assets(c)	0.64%	0.66%	0.94%	0.98%	1.02%
Ratio of Gross Expenses to Average Net Assets(c),(d)	0.64%	0.66%	0.94%	0.98%	1.02%
Ratio of Net Investment Income to Average Net Assets	2.42%	2.01%	1.69%	1.56%	2.03%
Portfolio Turnover Rate	14.6%	10.0%	0.0%	2.0%	5.0%

	2007	2006	2005	2004	2003
SAM BALANCED PORTFOLIO
Class B shares
Net Asset Value, Beginning of Period	$14.47	$13.28	$12.61	$11.82	$10.22
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.26 (a)	0.17	0.12	0.10	0.14

Net Realized and Unrealized Gain (Loss) on Investments	1.69	1.21	0.67	0.79	1.61
Total From Investment Operations	1.95	1.38	0.79	0.89	1.75
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.20)	(0.19)	(0.12)	(0.10)	(0.15)
Distributions from Realized Gains	(0.08)	—	—	—	—

Total Dividends and Distributions	(0.28)	(0.19)	(0.12)	(0.10)	(0.15)

Net Asset Value, End of Period	$16.14	$14.47	$13.28	$12.61	$11.82

Total Return(b)	13.64%	10.44%	6.32%	7.59%	17.25%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,377,682	$1,414,695	$1,419,870	$1,354,528	$1,074,925
Ratio of Expenses to Average Net Assets(c)	1.40%	1.43%	1.72%	1.75%	1.78%
Ratio of Gross Expenses to Average Net Assets(c),(d)	1.40%	1.43%	1.72%	1.75%	1.78%
Ratio of Net Investment Income to Average Net Assets	1.69%	1.24%	0.91%	0.79%	1.27%
Portfolio Turnover Rate	14.6%	10.0%	0.0%	2.0%	5.0%

	2007	2006	2005	2004	2003
SAM BALANCED PORTFOLIO
Class C shares
Net Asset Value, Beginning of Period	$14.40	$13.22	$12.55	$11.78	$10.20
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.25 (a)	0.17	0.13	0.10	0.14
Net Realized and Unrealized Gain (Loss) on Investments	1.69	1.20	0.67	0.78	1.60

Total From Investment Operations	1.94	1.37	0.80	0.88	1.74
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.21)	(0.19)	(0.13)	(0.11)	(0.16)
Distributions from Realized Gains	(0.08)	—	—	—	—

Total Dividends and Distributions	(0.29)	(0.19)	(0.13)	(0.11)	(0.16)

Net Asset Value, End of Period	$16.05	$14.40	$13.22	$12.55	$11.78

Total Return(b)	13.59%	10.47%	6.41%	7.64%	17.15%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$966,785	$883,759	$734,801	$482,799	$234,076
Ratio of Expenses to Average Net Assets(c)	1.40%	1.41%	1.70%	1.74%	1.76%
Ratio of Gross Expenses to Average Net Assets(c),(d)	1.40%	1.41%	1.70%	1.74%	1.76%
Ratio of Net Investment Income to Average Net Assets	1.65%	1.26%	0.93%	0.80%	1.29%
Portfolio Turnover Rate	14.6%	10.0%	0.0%	2.0%	5.0%

(A)	Calculated based on average shares outstanding during the period.

(B)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(C)	Does not include expenses of the investment companies in which the Portfolio invests.

(D)	Excludes expense reimbursement from Manager and/or custodian credits.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
SAM CONSERVATIVE BALANCED PORTFOLIO
Class A shares
Net Asset Value, Beginning of Period	$11.12	$10.49	$10.27	$9.81	$8.83
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.36 (a)	0.31	0.26 (a)	0.24	0.28 (a)
Net Realized and Unrealized Gain (Loss) on Investments	0.86	0.65	0.23	0.47	0.97

Total From Investment Operations	1.22	0.96	0.49	0.71	1.25
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.33)	(0.31)	(0.26)	(0.25)	(0.27)
Distributions from Realized Gains	(0.08)	(0.02)	(0.01)	—	—

Total Dividends and Distributions	(0.41)	(0.33)	(0.27)	(0.25)	(0.27)

Net Asset Value, End of Period	$11.93	$11.12	$10.49	$10.27	$9.81

Total Return(b)	11.17%	9.31%	4.82%	7.29%	14.38%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$317,494	$309,946	$291,796	$207,816	$94,005
Ratio of Expenses to Average Net Assets(c)	0.66%	0.68%	1.00%	1.04%	1.05%
Ratio of Gross Expenses to Average Net Assets(c),(d)	0.66%	0.68%	1.00%	1.04%	1.09%
Ratio of Net Investment Income to Average Net Assets	3.18%	2.89%	2.47%	2.42%	2.99%
Portfolio Turnover Rate	12.7%	13.0%	2.0%	2.0%	4.0%

	2007	2006	2005	2004	2003
SAM CONSERVATIVE BALANCED PORTFOLIO
Class B shares
Net Asset Value, Beginning of Period	$11.10	$10.47	$10.25	$9.79	$8.82
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.28 (a)	0.23	0.18 (a)	0.17	0.21 (a)
Net Realized and Unrealized Gain (Loss) on Investments	0.85	0.65	0.23	0.46	0.96

Total From Investment Operations	1.13	0.88	0.41	0.63	1.17
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.24)	(0.23)	(0.18)	(0.17)	(0.20)
Distributions from Realized Gains	(0.08)	(0.02)	(0.01)	—	—

Total Dividends and Distributions	(0.32)	(0.25)	(0.19)	(0.17)	(0.20)

Net Asset Value, End of Period	$11.91	$11.10	$10.47	$10.25	$9.79

Total Return(b)	10.33%	8.50%	4.02%	6.47%	13.46%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$159,229	$166,857	$169,869	$161,623	$116,742
Ratio of Expenses to Average Net Assets(c)	1.43%	1.45%	1.78%	1.81%	1.82%
Ratio of Gross Expenses to Average Net Assets(c),(d)	1.43%	1.45%	1.78%	1.81%	1.86%
Ratio of Net Investment Income to Average Net Assets	2.42%	2.12%	1.69%	1.65%	2.22%
Portfolio Turnover Rate	12.7%	13.0%	2.0%	2.0%	4.0%

	2007	2006	2005	2004	2003
SAM CONSERVATIVE BALANCED PORTFOLIO
Class C shares
Net Asset Value, Beginning of Period	$11.06	$10.43	$10.22	$9.76	$8.80
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.27 (a)	0.23	0.18 (a)	0.16	0.21 (a)
Net Realized and Unrealized Gain (Loss) on Investments	0.85	0.65	0.22	0.48	0.97

Total From Investment Operations	1.12	0.88	0.40	0.64	1.18
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.24)	(0.23)	(0.18)	(0.18)	(0.22)
Distributions from Realized Gains	(0.08)	(0.02)	(0.01)	—	—

Total Dividends and Distributions	(0.32)	(0.25)	(0.19)	(0.18)	(0.22)

Net Asset Value, End of Period	$11.86	$11.06	$10.43	$10.22	$9.76

Total Return(b)	10.31%	8.57%	4.00%	6.55%	13.53%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$181,365	$170,789	$152,208	$97,315	$51,284
Ratio of Expenses to Average Net Assets(c)	1.41%	1.43%	1.76%	1.79%	1.80%
Ratio of Gross Expenses to Average Net Assets(c),(d)	1.41%	1.43%	1.76%	1.79%	1.84%
Ratio of Net Investment Income to Average Net Assets	2.42%	2.14%	1.71%	1.67%	2.24%
Portfolio Turnover Rate	12.7%	13.0%	2.0%	2.0%	4.0%

(A)	Calculated based on average shares outstanding during the period.

(B)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(C)	Does not include expenses of the investment companies in which the Portfolio invests.

(D)	Excludes expense reimbursement from Manager and/or custodian credits.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
SAM CONSERVATIVE GROWTH PORTFOLIO
Class A shares
Net Asset Value, Beginning of Period	$16.44	$14.67	$13.56	$12.47	$10.37
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.29	0.18	0.13	0.10	0.14
Net Realized and Unrealized Gain (Loss) on Investments	2.52	1.73	1.11	1.06	2.14

Total From Investment Operations	2.81	1.91	1.24	1.16	2.28
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.21)	(0.14)	(0.13)	(0.07)	(0.14)
Distributions from Realized Gains	—	—	—	—	(0.04)

Total Dividends and Distributions	(0.21)	(0.14)	(0.13)	(0.07)	(0.18)

Net Asset Value, End of Period	$19.04	$16.44	$14.67	$13.56	$12.47

Total Return(b)	17.26%	13.07%	9.19%	9.44%	22.12%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,002,371	$1,822,661	$1,561,310	$1,157,038	$615,501
Ratio of Expenses to Average Net Assets(c)	0.65%	0.67%	0.97%	1.01%	1.05%
Ratio of Gross Expenses to Average Net Assets(c),(d)	0.65%	0.67%	0.97%	1.01%	1.05%
Ratio of Net Investment Income to Average Net Assets	1.68%	1.16%	0.89%	0.74%	1.24%
Portfolio Turnover Rate	16.2%	11.0%	1.0%	5.0%	7.0%

	2007	2006	2005	2004	2003
SAM CONSERVATIVE GROWTH PORTFOLIO
Class B shares
Net Asset Value, Beginning of Period	$15.86	$14.25	$13.17	$12.18	$10.14
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.16	0.06	0.02	—	0.05
Net Realized and Unrealized Gain (Loss) on Investments	2.42	1.67	1.09	1.04	2.09

Total From Investment Operations	2.58	1.73	1.11	1.04	2.14
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.08)	(0.12)	(0.03)	(0.05)	(0.06)
Distributions from Realized Gains	—	—	—	—	(0.04)

Total Dividends and Distributions	(0.08)	(0.12)	(0.03)	(0.05)	(0.10)

Net Asset Value, End of Period	$18.36	$15.86	$14.25	$13.17	$12.18

Total Return(b)	16.35%	12.19%	8.42%	8.53%	21.24%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,089,177	$1,093,660	$1,059,655	$1,001,081	$827,312
Ratio of Expenses to Average Net Assets(c)	1.41%	1.44%	1.75%	1.78%	1.81%
Ratio of Gross Expenses to Average Net Assets(c),(d)	1.41%	1.44%	1.75%	1.78%	1.81%
Ratio of Net Investment Income to Average Net Assets	0.96%	0.39%	0.11%	(0.03)%	0.48%
Portfolio Turnover Rate	16.2%	11.0%	1.0%	5.0%	7.0%

	2007	2006	2005	2004	2003
SAM CONSERVATIVE GROWTH PORTFOLIO
Class C shares
Net Asset Value, Beginning of Period	$15.75	$14.15	$13.11	$12.13	$10.10
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.15	0.06	0.02	—	0.06
Net Realized and Unrealized Gain (Loss) on Investments	2.42	1.66	1.08	1.03	2.08

Total From Investment Operations	2.57	1.72	1.10	1.03	2.14
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.10)	(0.12)	(0.06)	(0.05)	(0.07)
Distributions from Realized Gains	—	—	—	—	(0.04)

Total Dividends and Distributions	(0.10)	(0.12)	(0.06)	(0.05)	(0.11)

Net Asset Value, End of Period	$18.22	$15.75	$14.15	$13.11	$12.13

Total Return(b)	16.38%	12.21%	8.40%	8.53%	21.41%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,000,468	$906,470	$727,829	$482,019	$195,556
Ratio of Expenses to Average Net Assets(c)	1.41%	1.43%	1.73%	1.76%	1.79%
Ratio of Gross Expenses to Average Net Assets(c),(d)	1.41%	1.43%	1.73%	1.76%	1.79%
Ratio of Net Investment Income to Average Net Assets	0.92%	0.40%	0.13%	(0.01)%	0.50%
Portfolio Turnover Rate	16.2%	11.0%	1.0%	5.0%	7.0%

(A)	Calculated based on average shares outstanding during the period.

(B)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(C)	Does not include expenses of the investment companies in which the Portfolio invests.

(D)	Excludes expense reimbursement from Manager and/or custodian credits.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
SAM FLEXIBLE INCOME PORTFOLIO
Class A shares
Net Asset Value, Beginning of Period	$11.54	$11.19	$11.26	$10.92	$10.17
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.44 (a)	0.41	0.35	0.34 (a)	0.38 (a)
Net Realized and Unrealized Gain (Loss) on Investments	0.41	0.39	(0.03)	0.35	0.77

Total From Investment Operations	0.85	0.80	0.32	0.69	1.15
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.43)	(0.42)	(0.35)	(0.35)	(0.38)
Distributions from Realized Gains	(0.04)	(0.03)	(0.04)	—	(0.02)

Total Dividends and Distributions	(0.47)	(0.45)	(0.39)	(0.35)	(0.40)

Net Asset Value, End of Period	$11.92	$11.54	$11.19	$11.26	$10.92

Total Return(b)	7.54%	7.28%	2.79%	6.38%	11.49%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$393,734	$401,786	$443,361	$357,735	$224,192
Ratio of Expenses to Average Net Assets(c)	0.65%	0.67%	1.00%	1.02%	1.04%
Ratio of Gross Expenses to Average Net Assets(c),(d)	0.65%	0.67%	1.00%	1.02%	1.04%
Ratio of Net Investment Income to Average Net Assets	3.75%	3.60%	3.10%	3.07%	3.64%
Portfolio Turnover Rate	9.7%	8.0%	3.0%	3.0%	3.0%

	2007	2006	2005	2004	2003
SAM FLEXIBLE INCOME PORTFOLIO
Class B shares
Net Asset Value, Beginning of Period	$11.53	$11.17	$11.24	$10.90	$10.15
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.35 (a)	0.33	0.26	0.26 (a)	0.30 (a)
Net Realized and Unrealized Gain (Loss) on Investments	0.41	0.39	(0.03)	0.34	0.77

Total From Investment Operations	0.76	0.72	0.23	0.60	1.07
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.34)	(0.33)	(0.26)	(0.26)	(0.30)
Distributions from Realized Gains	(0.04)	(0.03)	(0.04)	—	(0.02)

Total Dividends and Distributions	(0.38)	(0.36)	(0.30)	(0.26)	(0.32)

Net Asset Value, End of Period	$11.91	$11.53	$11.17	$11.24	$10.90

Total Return(b)	6.72%	6.54%	1.99%	5.56%	10.60%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$258,168	$317,142	$384,036	$418,994	$371,639
Ratio of Expenses to Average Net Assets(c)	1.42%	1.44%	1.77%	1.79%	1.79%
Ratio of Gross Expenses to Average Net Assets(c),(d)	1.42%	1.44%	1.77%	1.79%	1.79%
Ratio of Net Investment Income to Average Net Assets	3.00%	2.83%	2.33%	2.30%	2.89%
Portfolio Turnover Rate	9.7%	8.0%	3.0%	3.0%	3.0%

	2007	2006	2005	2004	2003
SAM FLEXIBLE INCOME PORTFOLIO
Class C shares
Net Asset Value, Beginning of Period	$11.47	$11.12	$11.19	$10.86	$10.13
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.35 (a)	0.32	0.26	0.26 (a)	0.30 (a)
Net Realized and Unrealized Gain (Loss) on Investments	0.41	0.39	(0.03)	0.34	0.76

Total From Investment Operations	0.76	0.71	0.23	0.60	1.06
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.34)	(0.33)	(0.26)	(0.27)	(0.31)
Distributions from Realized Gains	(0.04)	(0.03)	(0.04)	—	(0.02)

Total Dividends and Distributions	(0.38)	(0.36)	(0.30)	(0.27)	(0.33)

Net Asset Value, End of Period	$11.85	$11.47	$11.12	$11.19	$10.86

Total Return(b)	6.76%	6.52%	2.06%	5.57%	10.63%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$143,587	$148,386	$162,140	$127,771	$68,746
Ratio of Expenses to Average Net Assets(c)	1.42%	1.43%	1.76%	1.78%	1.79%
Ratio of Gross Expenses to Average Net Assets(c),(d)	1.42%	1.43%	1.76%	1.78%	1.79%
Ratio of Net Investment Income to Average Net Assets	2.99%	2.84%	2.34%	2.31%	2.89%
Portfolio Turnover Rate	9.7%	8.0%	3.0%	3.0%	3.0%

(A)	Calculated based on average shares outstanding during the period.

(B)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(C)	Does not include expenses of the investment companies in which the Portfolio invests.

(D)	Excludes expense reimbursement from Manager and/or custodian credits.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
SAM STRATEGIC GROWTH PORTFOLIO
Class A shares
Net Asset Value, Beginning of Period	$18.13	$15.99	$14.49	$13.16	$10.59
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.25	0.13	0.06	0.01	0.03
Net Realized and Unrealized Gain (Loss) on Investments	3.12	2.10	1.48	1.32	2.63

Total From Investment Operations	3.37	2.23	1.54	1.33	2.66
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.22)	(0.09)	(0.04)	—	—
Distributions from Realized Gains	—	—	—	—	(0.09)

Total Dividends and Distributions	(0.22)	(0.09)	(0.04)	—	(0.09)

Net Asset Value, End of Period	$21.28	$18.13	$15.99	$14.49	$13.16

Total Return(b)	18.75%	13.99%	10.61%	10.11%	25.24%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,232,964	$1,074,546	$885,165	$609,250	$298,852
Ratio of Expenses to Average Net Assets(c)	0.68%	0.71%	1.02%	1.07%	1.13%
Ratio of Gross Expenses to Average Net Assets(c),(d)	0.68%	0.71%	1.02%	1.07%	1.13%
Ratio of Net Investment Income to Average Net Assets	1.30%	0.74%	0.38%	0.07%	0.30%
Portfolio Turnover Rate	15.7%	12.0%	1.0%	3.0%	7.0%

	2007	2006	2005	2004	2003
SAM STRATEGIC GROWTH PORTFOLIO
Class B shares
Net Asset Value, Beginning of Period	$17.18	$15.25	$13.90	$12.73	$10.32
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.12	(0.01)	(0.06)	(0.09)	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	2.94	2.01	1.41	1.26	2.55

Total From Investment Operations	3.06	2.00	1.35	1.17	2.50
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.09)	(0.07)	—	—	—
Distributions from Realized Gains	—	—	—	—	(0.09)

Total Dividends and Distributions	(0.09)	(0.07)	—	—	(0.09)

Net Asset Value, End of Period	$20.15	$17.18	$15.25	$13.90	$12.73

Total Return(b)	17.86%	13.16%	9.71%	9.19%	24.35%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$730,737	$718,841	$672,826	$612,914	$484,656
Ratio of Expenses to Average Net Assets(c)	1.44%	1.48%	1.79%	1.83%	1.88%
Ratio of Gross Expenses to Average Net Assets(c),(d)	1.44%	1.48%	1.79%	1.83%	1.88%
Ratio of Net Investment Income to Average Net Assets	0.64%	(0.03)%	(0.39)%	(0.69)%	(0.45)%
Portfolio Turnover Rate	15.7%	12.0%	1.0%	3.0%	7.0%

	2007	2006	2005	2004	2003
SAM STRATEGIC GROWTH PORTFOLIO
Class C shares
Net Asset Value, Beginning of Period	$17.22	$15.29	$13.93	$12.74	$10.32
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.09	—	(0.06)	(0.09)	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	2.98	2.00	1.42	1.28	2.56

Total From Investment Operations	3.07	2.00	1.36	1.19	2.51
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.10)	(0.07)	—	—	—
Distributions from Realized Gains	—	—	—	—	(0.09)

Total Dividends and Distributions	(0.10)	(0.07)	—	—	(0.09)

Net Asset Value, End of Period	$20.19	$17.22	$15.29	$13.93	$12.74

Total Return(b)	17.90%	13.12%	9.76%	9.34%	24.44%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$616,494	$545,153	$417,865	$277,136	$107,826
Ratio of Expenses to Average Net Assets(c)	1.43%	1.47%	1.77%	1.81%	1.84%
Ratio of Gross Expenses to Average Net Assets(c),(d)	1.43%	1.47%	1.77%	1.81%	1.84%
Ratio of Net Investment Income to Average Net Assets	0.49%	(0.02)%	(0.37)%	(0.67)%	(0.41)%
Portfolio Turnover Rate	15.7%	12.0%	1.0%	3.0%	7.0%

(A)	Calculated based on average shares outstanding during the period.

(B)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(C)	Does not include expenses of the investment companies in which the Portfolio invests.

(D)	Excludes expense reimbursement from Manager and/or custodian credits.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(a)
SHORT-TERM BOND FUND
Class A shares
Net Asset Value, Beginning of Period	$9.93	$9.97	$10.12
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.46	0.41	0.11
Net Realized and Unrealized Gain (Loss) on Investments	(0.11)	0.01	(0.10)

Total From Investment Operations	0.35	0.42	0.01
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.49)	(0.46)	(0.16)

Total Dividends and Distributions	(0.49)	(0.46)	(0.16)

Net Asset Value, End of Period	$9.79	$9.93	$9.97

Total Return(c)	3.57%	4.29%	0.07	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$89,390	$93,951	$122,471
Ratio of Expenses to Average Net Assets	0.78%	0.96%	0.80	%(e)
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(f)	N/A	0.73%	0.70	%(e)
Ratio of Net Investment Income to Average Net Assets	4.66%	4.10%	3.15	%(e)
Portfolio Turnover Rate	42.8%	49.1%	110.8	%(e),(g)

	2007(h)
SHORT-TERM BOND FUND
Class C shares
Net Asset Value, Beginning of Period	$9.93
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.30
Net Realized and Unrealized Gain (Loss) on Investments	(0.11)

Total From Investment Operations	0.19
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.33)

Total Dividends and Distributions	(0.33)

Net Asset Value, End of Period	$9.79

Total Return(c)	1.91	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,585
Ratio of Expenses to Average Net Assets(I)	1.70	%(e)
Ratio of Net Investment Income to Average Net Assets	3.79	%(e)
Portfolio Turnover Rate	42.8%

(A)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(B)	Calculated based on average shares outstanding during the period.

(C)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(D)	Total return amounts have not been annualized.

(E)	Computed on an annualized basis.

(F)	Excludes interest expense paid on borrowings through reverse repurchase agreements. See “Operating Policies” in notes to financial statements.

(G)	Portfolio turnover rate excludes approximately $117,013,000 of securities from the acquisition of Principal Limited Term Bond Fund, Inc.

(H)	Period from January 17, 2007 through October 31, 2007. Class C shares recognized $.01 of net investment income per share and incurred a net realized and unrealized loss of $.01 per share from January 10, 2007, through January 16, 2007.

(I)	Reflects Manager’s contractual expense limit.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
SHORT-TERM INCOME FUND
Class A shares(D)
Net Asset Value, Beginning of Period	$11.60	$11.55	$11.90	$11.95	$11.70
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.29 (a)	0.40	0.40	0.40	0.45
Net Realized and Unrealized Gain (Loss) on Investments	0.11	0.05	(0.35)	(0.05)	0.30

Total From Investment Operations	0.40	0.45	0.05	0.35	0.75
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.41)	(0.40)	(0.40)	(0.40)	(0.50)

Total Dividends and Distributions	(0.41)	(0.40)	(0.40)	(0.40)	(0.50)

Net Asset Value, End of Period	$11.59	$11.60	$11.55	$11.90	$11.95

Total Return(b)	4.14%	4.15%	0.49%	2.87%	6.28%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$36,639	$32,081	$36,287	$54,082	$71,920
Ratio of Expenses to Average Net Assets	0.95%	0.95%	0.81%	0.83%	0.84%
Ratio of Gross Expenses to Average Net Assets(c)	0.97%	0.95%	0.93%	0.92%	0.97%
Ratio of Net Investment Income to Average Net Assets	4.11%	3.54%	3.36%	3.23%	3.58%
Portfolio Turnover Rate	29.4%	14.0%	13.0%	14.0%	33.0%

	2007	2006	2005	2004	2003
SHORT-TERM INCOME FUND
Class C shares(D)
Net Asset Value, Beginning of Period	$11.60	$11.55	$11.90	$11.95	$11.70
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.21 (a)	0.35	0.30	0.30	0.35
Net Realized and Unrealized Gain (Loss) on Investments	0.13	0.05	(0.35)	(0.05)	0.30

Total From Investment Operations	0.34	0.40	(0.05)	0.25	0.65
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.34)	(0.35)	(0.30)	(0.30)	(0.40)

Total Dividends and Distributions	(0.34)	(0.35)	(0.30)	(0.30)	(0.40)

Net Asset Value, End of Period	$11.60	$11.60	$11.55	$11.90	$11.95

Total Return(b)	3.47%	3.39%	(0.26)%	2.10%	5.48%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$4,952	$6,980	$13,477	$18,970	$17,843
Ratio of Expenses to Average Net Assets	1.68%	1.68%	1.56%	1.58%	1.59%
Ratio of Gross Expenses to Average Net Assets(c)	2.10%	1.68%	1.65%	1.66%	1.65%
Ratio of Net Investment Income to Average Net Assets	3.38%	2.81%	2.61%	2.48%	2.83%
Portfolio Turnover Rate	29.4%	14.0%	13.0%	14.0%	33.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(c)	Excludes expense reimbursement from Manager and/or custodian credits.

(d)	On January 12, 2007 the fund succeeded to the operations of another fund in a shareholder-approved reorganization. As part of the reorganization, the fund issued one share of stock for each five outstanding shares of the predecessor fund, with the result that the fund’s net asset value per share was increased without changing the proportionate beneficial interests of shareholders. The financial highlights have been restated to reflect the issuance of new shares.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(a)
SMALLCAP BLEND FUND
Class A shares
Net Asset Value, Beginning of Period	$17.30	$15.93	$15.69
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.05)	(0.02)	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	2.10	2.33	0.25

Total From Investment Operations	2.05	2.31	0.24
Less Dividends and Distributions:
Distributions from Realized Gains	(1.40)	(0.94)	—

Total Dividends and Distributions	(1.40)	(0.94)	—

Net Asset Value, End of Period	$17.95	$17.30	$15.93

Total Return(c)	12.48%	14.97%	1.53	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$118,157	$109,783	$97,133
Ratio of Expenses to Average Net Assets	1.43%	1.40%	1.37	%(e)
Ratio of Net Investment Income to Average Net Assets	(0.28)%	(0.15)%	(0.27	)%(e)
Portfolio Turnover Rate	60.9%	103.0%	137.4	%(e),(f)

	2007	2006	2005(a)
SMALLCAP BLEND FUND
Class B shares
Net Asset Value, Beginning of Period	$17.12	$15.89	$15.69
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.19)	(0.14)	(0.06)
Net Realized and Unrealized Gain (Loss) on Investments	2.07	2.31	0.26

Total From Investment Operations	1.88	2.17	0.20
Less Dividends and Distributions:
Distributions from Realized Gains	(1.40)	(0.94)	—

Total Dividends and Distributions	(1.40)	(0.94)	—

Net Asset Value, End of Period	$17.60	$17.12	$15.89

Total Return(c)	11.55%	14.09%	1.27	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$22,058	$24,476	$25,241
Ratio of Expenses to Average Net Assets	2.26%	2.11%	2.22	%(e)
Ratio of Net Investment Income to Average Net Assets	(1.11)%	(0.85)%	(1.13	)%(e)
Portfolio Turnover Rate	60.9%	103.0%	137.4	%(e),(f)

	2007(g)
SMALLCAP BLEND FUND
Class C shares
Net Asset Value, Beginning of Period	$16.60
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.14)
Net Realized and Unrealized Gain (Loss) on Investments	1.39

Total From Investment Operations	1.25

Net Asset Value, End of Period	$17.85

Total Return(c)	7.53	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,573
Ratio of Expenses to Average Net Assets(h)	2.20	%(e)
Ratio of Net Investment Income to Average Net Assets	(1.04	)%(e)
Portfolio Turnover Rate	60.9%

(a)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)	Total return amounts have not been annualized.

(e)	Computed on an annualized basis.

(f)	Portfolio turnover rate excludes approximately $118,621,000 of securities from the acquisition of Principal SmallCap Fund, Inc. and $60,235,000 from portfolio realignment.

(g)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.25 per share from January 10, 2007, through January 16, 2007.

(h)	Reflects Manager’s contractual expense limit.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007(a)
SMALLCAP GROWTH FUND
Class A shares
Net Asset Value, Beginning of Period	$8.87
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	1.35

Total From Investment Operations	1.31

Net Asset Value, End of Period	$10.18

Total Return(c)	14.77	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$115,046
Ratio of Expenses to Average Net Assets(e)	1.19	%(f)
Ratio of Net Investment Income to Average Net Assets	(0.59	)%(f)
Portfolio Turnover Rate	70.0	%(f),(g)

	2007(a)
SMALLCAP GROWTH FUND
Class B shares
Net Asset Value, Beginning of Period	$8.87
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.15)
Net Realized and Unrealized Gain (Loss) on Investments	1.35

Total From Investment Operations	1.20

Net Asset Value, End of Period	$10.07

Total Return(c)	13.53	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$7,549
Ratio of Expenses to Average Net Assets(e)	2.54	%(f)
Ratio of Net Investment Income to Average Net Assets	(1.94	)%(f)
Portfolio Turnover Rate	70.0	%(f),(g)

	2007(a)
SMALLCAP GROWTH FUND
Class C shares
Net Asset Value, Beginning of Period	$8.87
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.12)
Net Realized and Unrealized Gain (Loss) on Investments	1.35

Total From Investment Operations	1.23

Net Asset Value, End of Period	$10.10

Total Return(c)	13.87	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,730
Ratio of Expenses to Average Net Assets(e)	2.21	%(f)
Ratio of Net Investment Income to Average Net Assets	(1.60	)%(f)
Portfolio Turnover Rate	70.0	%(f),(g)

(a)	Period from January 17, 2007 through October 31, 2007. Class A and Class B shares incurred a net realized and unrealized loss of $.05 and $.03 per share from January 10, 2007, through January 16, 2007. Class C shares incurred a net realized and unrealized gain of $.20 per share from January 10, 2007, through January 16, 2007.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)	Total return amounts have not been annualized.

(e)	Reflects Manager’s contractual expense limit.

(f)	Computed on an annualized basis.

(g)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM SmallCap Growth Fund.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007		2006	2005(a)
SMALLCAP VALUE FUND
Class A shares
Net Asset Value, Beginning of Period	$19.21		$17.49	$16.98
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.06		0.01	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	0.44		2.99	0.52

Total From Investment Operations	0.50		3.00	0.51
Less Dividends and Distributions:
Distributions from Realized Gains	(0.89)		(1.28)	—

Total Dividends and Distributions	(0.89)		(1.28)	—

Net Asset Value, End of Period	$18.82		$19.21	$17.49

Total Return(c)	2.55%		18.03%	3.00	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$23,033		$8,839	$1,302
Ratio of Expenses to Average Net Assets(e)	1.36%		1.49%	1.70	%(f)
Ratio of Net Investment Income to Average Net Assets	0.34%		0.07%	(0.18	)%(f)
Portfolio Turnover Rate	112.8	%(g)	97.9%	133.7	%(f)

	2007		2006	2005(a)
SMALLCAP VALUE FUND
Class B shares
Net Asset Value, Beginning of Period	$19.14		$17.55	$16.98
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.11)		(0.13)	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	0.45		3.00	0.62

Total From Investment Operations	0.34		2.87	0.57
Less Dividends and Distributions:
Distributions from Realized Gains	(0.89)		(1.28)	—

Total Dividends and Distributions	(0.89)		(1.28)	—

Net Asset Value, End of Period	$18.59		$19.14	$17.55

Total Return(c)	1.68%		17.18%	3.36	%(d),(h)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$4,545		$1,612	$439
Ratio of Expenses to Average Net Assets(e)	2.27%		2.24%	2.45	%(f)
Ratio of Net Investment Income to Average Net Assets	(0.58)%		(0.70)%	(0.82	)%(f)
Portfolio Turnover Rate	112.8	%(g)	97.9%	133.7	%(f)

	2007(i)
SMALLCAP VALUE FUND
Class C shares
Net Asset Value, Beginning of Period	$18.93
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.06)
Net Realized and Unrealized Gain (Loss) on Investments	(0.15)

Total From Investment Operations	(0.21)

Net Asset Value, End of Period	$18.72

Total Return(c)	(1.11	)%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$4,496
Ratio of Expenses to Average Net Assets(e)	2.09	%(f)
Ratio of Net Investment Income to Average Net Assets	(0.42	)%(f)
Portfolio Turnover Rate	112.8	%(g)

(a)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)	Total return amounts have not been annualized.

(e)	Reflects Manager’s contractual expense limit.

(f)	Computed on an annualized basis.

(g)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM SmallCap Value Fund.

(h)	During 2005, the Fund processed a significant (relative to the Class) “As Of” transaction that resulted in a gain to the remaining shareholders of the Class. In accordance with the Fund’s shareholder processing policies, this benefit inures all shareholders of the Class. Had such a gain not been recognized, the total return amounts expressed herein would have been smaller.

(i)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized loss of $.27 per share from January 10, 2007, through January 16, 2007.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
TAX-EXEMPT BOND FUND I
Class A shares
Net Asset Value, Beginning of Period	$7.70	$7.70	$7.95	$7.96	$7.95
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.33 (a)	0.33	0.33	0.33	0.34
Net Realized and Unrealized Gain (Loss) on Investments	(0.25)	0.15	(0.16)	0.08	0.08

Total From Investment Operations	0.08	0.48	0.17	0.41	0.42
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.35)	(0.33)	(0.33)	(0.33)	(0.34)
Distributions from Realized Gains	(0.02)	(0.15)	(0.09)	(0.09)	(0.07)

Total Dividends and Distributions	(0.37)	(0.48)	(0.42)	(0.42)	(0.41)

Net Asset Value, End of Period	$7.41	$7.70	$7.70	$7.95	$7.96

Total Return(b)	0.72%	6.42%	2.19%	5.35%	5.31%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$282,685	$165,325	$175,146	$184,711	$207,433
Ratio of Expenses to Average Net Assets	1.09%	1.15%	1.00%	0.96%	0.89%
Ratio of Expenses to Average Net Assets (Excluding
Interest Expense and Fees)(c)	0.77%	N/A	N/A	N/A	N/A
Ratio of Gross Expenses to Average Net Assets(d)	1.15%	1.15%	1.00%	0.96%	0.89%
Ratio of Net Investment Income to Average Net Assets	4.37%	4.32%	4.22%	4.22%	4.20%
Portfolio Turnover Rate	51.0%	25.0%	28.0%	25.0%	47.0%

	2007	2006	2005	2004	2003
TAX-EXEMPT BOND FUND I
Class B shares
Net Asset Value, Beginning of Period	$7.70	$7.70	$7.95	$7.96	$7.95
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.29 (a)	0.27	0.27	0.27	0.28
Net Realized and Unrealized Gain (Loss) on Investments	(0.25)	0.15	(0.16)	0.08	0.08

Total From Investment Operations	0.04	0.42	0.11	0.35	0.36
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.31)	(0.27)	(0.27)	(0.27)	(0.28)
Distributions from Realized Gains	(0.02)	(0.15)	(0.09)	(0.09)	(0.07)

Total Dividends and Distributions	(0.33)	(0.42)	(0.36)	(0.36)	(0.35)

Net Asset Value, End of Period	$7.41	$7.70	$7.70	$7.95	$7.96

Total Return(b)	0.24%	5.63%	1.43%	4.57%	4.53%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$19,941	$22,881	$30,073	$35,433	$45,061
Ratio of Expenses to Average Net Assets	1.54%	1.91%	1.75%	1.71%	1.63%
Ratio of Expenses to Average Net Assets (Excluding
Interest Expense and Fees)(c)	1.24%	N/A	N/A	N/A	N/A
Ratio of Gross Expenses to Average Net Assets(d)	1.98%	1.91%	1.75%	1.71%	1.63%
Ratio of Net Investment Income to Average Net Assets	3.90%	3.56%	3.47%	3.47%	3.46%
Portfolio Turnover Rate	51.0%	25.0%	28.0%	25.0%	47.0%

	2007	2006	2005	2004	2003
TAX-EXEMPT BOND FUND I
Class C shares
Net Asset Value, Beginning of Period	$7.70	$7.70	$7.95	$7.96	$7.95
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.26 (a)	0.27	0.27	0.27	0.28
Net Realized and Unrealized Gain (Loss) on Investments	(0.24)	0.15	(0.16)	0.08	0.08

Total From Investment Operations	0.02	0.42	0.11	0.35	0.36
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.28)	(0.27)	(0.27)	(0.27)	(0.28)
Distributions from Realized Gains	(0.02)	(0.15)	(0.09)	(0.09)	(0.07)

Total Dividends and Distributions	(0.30)	(0.42)	(0.36)	(0.36)	(0.35)

Net Asset Value, End of Period	$7.42	$7.70	$7.70	$7.95	$7.96

Total Return(b)	(0.01)%	5.60%	1.41%	4.58%	4.54%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,931	$2,547	$2,360	$3,641	$4,332
Ratio of Expenses to Average Net Assets	1.94%	1.93%	1.76%	1.71%	1.62%
Ratio of Expenses to Average Net Assets (Excluding
Interest Expense and Fees)(c)	1.65%	N/A	N/A	N/A	N/A
Ratio of Gross Expenses to Average Net Assets(d)	2.74%	1.93%	1.76%	1.71%	1.62%
Ratio of Net Investment Income to Average Net Assets	3.50%	3.54%	3.46%	3.47%	3.47%
Portfolio Turnover Rate	51.0%	25.0%	28.0%	25.0%	47.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(c)	Excludes interest expense and fees paid through inverse floater agreements. See “Operating Policies” in notes to financial statements.

(d)	Excludes expense reimbursement from Manager and/or custodian credits.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006(a)
ULTRA SHORT BOND FUND
Class A shares
Net Asset Value, Beginning of Period	$10.06	$10.05
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.52	0.29
Net Realized and Unrealized Gain (Loss) on Investments	(0.50)	(0.01)

Total From Investment Operations	0.02	0.28
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.54)	(0.27)

Total Dividends and Distributions	(0.54)	(0.27)

Redemption fees	0.01	—

Net Asset Value, End of Period	$9.55	$10.06

Total Return(c)	(0.04)%	3.00	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$15,700	$20,427
Ratio of Expenses to Average Net Assets(e)	0.73%	0.75	%(f)
Ratio of Net Investment Income to Average Net Assets	5.21%	4.57	%(f)
Portfolio Turnover Rate	46.5%	49.0	%(f)

	2007(g)
ULTRA SHORT BOND FUND
Class C shares
Net Asset Value, Beginning of Period	$10.06
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.35
Net Realized and Unrealized Gain (Loss) on Investments	(0.48)

Total From Investment Operations	(0.13)
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.38)

Total Dividends and Distributions	(0.38)

Net Asset Value, End of Period	$9.55

Total Return(c)	(1.47)%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,856
Ratio of Expenses to Average Net Assets(e)	1.50	%(f)
Ratio of Net Investment Income to Average Net Assets	4.51	%(f)
Portfolio Turnover Rate	46.5%

(a)	Period from March 15, 2006, date shares first offered, through October 31, 2006.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)	Total return amounts have not been annualized.

(e)	Reflects Manager’s contractual expense limit.

(f)	Computed on an annualized basis.

(g)	Period from January 17, 2007 through October 31, 2007. Class C shares recognized $.01 of net investment income per share, all of which was distributed, during the period January 10, 2007, through January 16, 2007.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
WEST COAST EQUITY FUND
Class A shares
Net Asset Value, Beginning of Period	$43.09	$38.99	$35.04	$32.14	$23.73
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.30 (a)	0.18	0.25	0.06 (a)	0.04 (a)
Net Realized and Unrealized Gain (Loss) on Investments	7.13	5.02	4.33	2.84	8.37

Total From Investment Operations	7.43	5.20	4.58	2.90	8.41
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.18)	(0.13)	(0.20)	—	—
Distributions from Realized Gains	(0.99)	(0.97)	(0.43)	—	—

Total Dividends and Distributions	(1.17)	(1.10)	(0.63)	—	—

Net Asset Value, End of Period	$49.35	$43.09	$38.99	$35.04	$32.14

Total Return(b)	17.59%	13.50%	13.13%	9.06%	35.44%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$956,005	$880,755	$735,037	$621,924	$523,308
Ratio of Expenses to Average Net Assets	0.83%	0.85%	0.91%	0.94%	1.02%
Ratio of Gross Expenses to Average Net Assets(c)	0.83%	0.85%	0.91%	0.94%	1.02%
Ratio of Net Investment Income to Average Net Assets	0.63%	0.44%	0.68%	0.17%	0.14%
Portfolio Turnover Rate	17.6%	15.0%	13.0%	12.0%	14.0%

	2007		2006	2005	2004		2003
WEST COAST EQUITY FUND
Class B shares
Net Asset Value, Beginning of Period	$38.16		$34.84	$31.48	$29.14		$21.73
Income from Investment Operations:
Net Investment Income (Operating Loss)	(0.10	)(a)	(0.18)	(0.09)	(0.24	)(a)	(0.20	)(a)
Net Realized and Unrealized Gain (Loss) on Investments	6.26		4.47	3.88	2.58		7.61

Total From Investment Operations	6.16		4.29	3.79	2.34		7.41
Less Dividends and Distributions:
Distributions from Realized Gains	(0.99)		(0.97)	(0.43)	—		—

Total Dividends and Distributions	(0.99)		(0.97)	(0.43)	—		—

Net Asset Value, End of Period	$43.33		$38.16	$34.84	$31.48		$29.14

Total Return(b)	16.46%		12.45%	12.09%	8.03%		34.10%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$185,705		$184,340	$167,531	$141,134		$122,221
Ratio of Expenses to Average Net Assets	1.74%		1.78%	1.85%	1.89%		2.01%
Ratio of Gross Expenses to Average Net Assets(c)	1.74%		1.78%	1.85%	1.89%		2.01%
Ratio of Net Investment Income to Average Net Assets	(0.27)%		(0.49)%	(0.26)%	(0.78)%		(0.85)%
Portfolio Turnover Rate	17.6%		15.0%	13.0%	12.0%		14.0%

	2007		2006	2005	2004		2003
WEST COAST EQUITY FUND
Class C shares
Net Asset Value, Beginning of Period	$38.31		$34.94	$31.56	$29.20		$21.74
Income from Investment Operations:
Net Investment Income (Operating Loss)	(0.08	)(a)	(0.16)	(0.06)	(0.21	)(a)	(0.18	)(a)
Net Realized and Unrealized Gain (Loss) on Investments	6.29		4.50	3.88	2.57		7.64

Total From Investment Operations	6.21		4.34	3.82	2.36		7.46
Less Dividends and Distributions:
Dividends from Net Investment Income	—		—	(0.01)	—		—
Distributions from Realized Gains	(0.99)		(0.97)	(0.43)	—		—

Total Dividends and Distributions	(0.99)		(0.97)	(0.44)	—		—

Net Asset Value, End of Period	$43.53		$38.31	$34.94	$31.56		$29.20

Total Return(b)	16.56%		12.53%	12.18%	8.12%		34.27%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$22,174		$21,039	$13,613	$9,000		$3,593
Ratio of Expenses to Average Net Assets	1.69%		1.69%	1.78%	1.80%		1.90%
Ratio of Gross Expenses to Average Net Assets(c)	1.74%		1.69%	1.78%	1.80%		1.90%
Ratio of Net Investment Income to Average Net Assets	(0.23)%		(0.40)%	(0.19)%	(0.69)%		(0.74)%
Portfolio Turnover Rate	17.6%		15.0%	13.0%	12.0%		14.0%

(a)	Calculated based on average shares outstanding during the period.

(b )	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(c)	Excludes expense reimbursement from Manager and/or custodian credits.

ADDITIONAL INFORMATION

Additional information about the Fund (including the Fund’s policy regarding the disclosure of portfolio securities) is available in the Statement of Additional Information dated February 29, 2008, which is incorporated by reference into this prospectus. Additional information about the Funds’ investments is available in the Fund’s annual and semiannual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year. The Statement of Additional Information and the Fund’s annual and semiannual reports can be obtained free of charge by writing Principal Funds, P.O. Box 8024, Boston, MA 02266-8024. In addition, the Fund makes its Statement of Additional Information and annual and semiannual reports available, free of charge, on our website PrincipalFunds.com. To request this and other information about the Fund and to make shareholder inquiries, telephone 1-800-222-5852.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission’s internet site at http:// www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

The U.S. government does not insure or guarantee an investment in any of the Funds. There can be no assurance that the Money Market Fund will be able to maintain a stable share price of $1.00 per share.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Funds federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

Principal Investors Fund, Inc. SEC File 811-07572

Principal Investors Fund	ADDITIONAL INFORMATION 243
www.PrincipalFunds.com

APPENDIX A

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Fund changes with the value of the investments held by that Fund. Many factors affect that value, and it is possible that you may lose money by investing in the Funds. Factors that may adversely affect a particular Fund as a whole are called “principal risks.” The principal risks of investing in the Funds are stated above as to each Fund in the Fund’s description. Each of these risks is summarized below. The first four risks described below – credit and counterparty risk, liquidity risk, management risk, and market risk – apply to all the Funds. The remaining risks apply to certain of the Funds as described previously. Additional information about the Funds, their investments, and the related risks is located under “Certain Investment Strategies and Related Risks” and in the Statement of Additional Information.

Risks Common to All of the Funds

Credit and Counterparty Risk
Each of the funds is subject to the risk that the issuer or guarantor of a fixed-income security or other obligation, the counterparty to a derivatives contract or repurchase agreement, or the borrower of a portfolio’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

Liquidity Risk
A fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the fund’s ability to sell particular securities or close derivative positions at an advantageous price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management Risk
Each of the funds is actively managed by its investment advisor or sub-advisor(s). The performance of a fund that is actively managed will reflect in part the ability of the advisor or sub-advisor(s) to make investment decisions that are suited to achieving the fund’s investment objective. If the advisor’s or sub-advisor(s)’ strategies do not perform as expected, a fund could underperform other mutual funds with similar investment objectives or lose money.

Market Risk
The value of a fund’s portfolio securities may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the fund’s investments are concentrated in certain sectors, its performance could be worse than the overall market. It is possible to lose money when investing in the fund.

Additional Risks Applicable to Certain Funds

Active Trading Risk
A fund that actively trades portfolio securities in an attempt to achieve its investment objective may have high portfolio turnover rates that may increase the fund’s brokerage costs, accelerate the realization of taxable gains, and adversely impact fund performance.

Derivatives Risk
Derivatives are investments whose values depend on or are derived from other securities or indexes. A fund’s use of certain derivative instruments (such as options, futures, and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

244 APPENDIX A	Principal Investors Fund
1-800-222-5852

Emerging Market Risk
Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.

Equity Securities Risk
Equity securities include common, preferred, and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants, and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and the price of equity securities (and their equivalents) will fluctuate. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

Eurodollar and Yankee Obligations Risk
Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that a foreign government will not let U.S. dollar-denominated assets leave the country, the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks, and adverse political or economic developments will affect investments in a foreign country.

Exchange Rate Risk
Because foreign securities are generally denominated in foreign currencies, the value of the net assets of a fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the funds are authorized to enter into certain foreign currency exchange transactions. In addition, the funds’ foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

Fixed-Income Securities Risk
Fixed-income securities are generally subject to two principal types of risks: interest rate risk and credit quality risk.

Interest Rate Risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline.

Credit Quality Risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by a fund may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest.

Foreign Securities Risk
Foreign securities carry risks that are not generally found in securities of U.S. companies. These risks include the loss of value as a result of political instability and financial and economic events in foreign countries. In addition, nationalization, expropriation or confiscatory taxation, and foreign exchange restrictions could adversely affect a fund’s investments in a foreign country. Foreign securities may be subject to less stringent reporting, accounting, and disclosure standards than are required of U.S. companies, and foreign countries may also have problems associated with and causing delays in the settlement of sales.

Geographic Concentration Risk
Funds that invest significant portions of their assets in concentrated geographic areas such as a particular state or region of the U.S. have more exposure to local or regional economic risks than funds that invest more broadly.

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Growth Stock Risk
Growth stocks typically trade at higher multiples of current earnings than other securities. Growth stocks are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. Similarly, because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks. A fund’s strategy of investing in growth stocks also carries the risk that in certain markets growth stocks will underperform value stocks.

High Yield Securities Risk
Fixed-income securities that are not investment grade are commonly referred to as high yield securities or “junk bonds.” While these securities generally provide greater income potential than investments in higher rated fixed-income securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt. High yield securities generally involve greater price volatility and may be less liquid than higher rated fixed-income securities. High yield securities are considered speculative by the major credit rating agencies.

Initial Public Offerings (“IPOs”) Risk
There are risks associated with the purchase of shares issued in IPOs by companies that have little operating history as public companies, as well as risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. A fund cannot guarantee continued access to IPO offerings and may at times dispose of IPO shares shortly after their acquisition.

Investment Company Securities Risk
Certain funds invest in securities of other investment companies. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including investment advisory fees. Investments in closed-end funds may involve the payment of substantial premiums above the value of such investment companies’ portfolio securities.

Market Segment Risk
Funds are subject to the risk that their principal market segment, such as large capitalization, mid capitalization, or small capitalization stocks, or growth or value stocks, may underperform compared to other market segments or to the equity markets as a whole. Thus:

•	MidCap: A fund’s strategy of investing in mid cap stocks carries the risk that in certain markets mid cap stocks will underperform small cap or large cap stocks.
•	LargeCap: A fund’s strategy of investing in large cap stocks carries the risk that in certain markets large cap stocks will underperform small cap or mid cap stocks.
•	SmallCap: A fund’s strategy of investing in small cap stocks carries the risk that in certain markets small cap stocks will underperform mid cap or large cap stocks.

Mid Cap Stock Risk
Medium capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management, or a limited trading market for their securities.

Municipal Securities Risk
Principal and interest payments of municipal securities may not be guaranteed by the issuing body and may be payable only from a particular source. If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and may be temporarily affected by large purchases and sales, including those of funds investing in such securities. Funds that invest in municipal securities are also subject to the risk that some or all of the interest they receive from such securities might become taxable by law or determined by the Internal Revenue Service (or the relevant state’s tax authority) to be taxable, in which event the value of such funds’ investments would likely decline.

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Non-Diversification Risk
A fund that is non-diversified may invest a high percentage of its assets in the securities of a small number of companies. This may result in more volatile performance relative to more diversified funds. The less diversified a fund’s holdings are, the more a specific stock’s poor performance is likely to affect the fund’s performance.

Portfolio Duration Risk
Portfolio duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Prepayment Risk
Mortgage-backed and asset-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled payments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of a fund.

Real Estate Securities Risk
Real estate investment trusts (“REITs”) or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, increases in property taxes and operating expenses, changes in zoning laws, changes in interest rates, and liabilities resulting from environmental problems. Equity and mortgage REITs are dependent on management skills and generally are not diversified. Equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:

•	may not be diversified with regard to the types of tenants (thus subject to business developments of the tenant(s));
•	may not be diversified with regard to the geographic locations of the properties (thus subject to regional economic developments);
•	are subject to cash flow dependency and defaults by borrowers; and
•	could fail to qualify for tax-free pass-through of income under the Internal Revenue Code.

Sector Risk
When a fund’s investments are concentrated in a particular industry or sector of the economy (e.g., real estate, technology, financial services), they are not as diversified as the investments of most mutual funds and are far less diversified than the broad securities markets. Funds concentrating in a particular industry sector tend to be more volatile than other mutual funds, and the values of their investments tend to go up and down more rapidly. A fund that invests in a particular industry or sector is particularly susceptible to the impact of market, economic, regulatory, and other factors affecting that industry or sector.

Securities Lending
The principal risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the loaned securities or their value.

Small Company Risk
Investments in companies with smaller capitalizations may involve greater risk and price volatility than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Underlying Fund Risk
The Principal LifeTime Funds and the Strategic Asset Management (“SAM”) Portfolios operate as funds of funds and invest principally in underlying funds. From time to time, an underlying fund may experience relatively large investments or redemptions by a fund of funds due to the reallocation or rebalancing of its assets. These transactions may have adverse effects on underlying fund performance to the extent an underlying fund is required to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so. This may be particularly important when a fund of funds owns a significant portion of an underlying fund. These

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transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains, and could increase transaction costs. In addition, when a fund of funds reallocates or redeems significant assets away from an underlying fund, the loss of assets to the underlying fund could result in increased expense ratios for that fund.

Principal is the Manager of the Principal LifeTime Funds, SAM Portfolios, and each of the underlying Funds. Principal Global Investors, LLC (“PGI”) is Sub-Advisor to the Principal LifeTime Funds and Edge Asset Management, Inc. (“Edge”) is the Sub-Advisor to the SAM Portfolios. Either PGI or Edge also serve as Sub-Advisor to some or all of the Underlying Funds. Principal, PGI, and Edge are committed to minimizing the potential impact of underlying fund risk on underlying funds to the extent consistent with pursuing the investment objectives of the fund of funds which it manages. Each may face conflicts of interest in fulfilling its responsibilities to all such funds.

The following table shows the percentage of the outstanding shares of underlying funds owned by the Principal LifeTime Funds as of October 31, 2007.

PRINCIPAL LIFETIME FUNDS

						Principal
	Principal	Principal	Principal	Principal	Principal	LifeTime
	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	Strategic
	2010	2020	2030	2040	2050	Income
Underlying Fund	Fund	Fund	Fund	Fund	Fund	Fund	Total

Bond & Mortgage Securities Fund	18.44%	27.37%	12.86%	2.88%	0.50%	9.62%	71.67%
Disciplined LargeCap Blend Fund	4.31	10.54	9.81	4.97	2.06	0.54	32.23
High Yield Fund	7.49	21.55	21.16	11.42	4.91	—	66.53
High Yield Fund II	0.68	1.77	1.68	0.87	0.38	—	5.38
Inflation Protection Fund	12.91	—	—	—	—	15.42	28.33
International Emerging Markets Fund	3.50	9.54	9.36	5.24	2.20		29.84
International Growth Fund	6.66	17.12	16.79	9.03	3.99	0.94	54.53
LargeCap Growth Fund	1.75	4.25	4.38	2.37	1.07	0.26	14.08
LargeCap Value Fund	5.26	12.97	13.59	7.58	3.34	1.00	43.74
Partners International Fund	4.64	11.33	11.17	6.06	2.55	0.69	36.44
Partners LargeCap Blend Fund I	9.82	23.27	21.50	11.34	4.68	1.44	72.05
Partners LargeCap Growth Fund I	4.08	10.94	10.76	6.32	2.76	0.49	35.35
Partners LargeCap Value Fund	1.59	4.10	3.98	2.33	1.02	0.34	13.36
Partners LargeCap Value Fund I	4.48	11.44	11.56	6.41	2.93	—	36.82
Partners MidCap Growth Fund	—	7.17	7.55	3.94	1.75	—	20.41
Partners MidCap Value Fund I	—	4.08	4.72	2.47	1.10	—	12.37
Partners SmallCap Growth Fund I	—	—	17.87	11.43	6.04	—	35.34
Partners SmallCap Growth Fund III	7.70	19.32	13.96	7.27	3.18	—	51.43
Partners SmallCap Value Fund I	—	—	6.42	4.32	2.28	—	13.02
Preferred Securities Fund	13.35	22.69	15.75	5.99	2.08	4.42	64.28
Real Estate Securities Fund	6.42	10.76	7.51	3.22	1.36	1.50	30.77
SmallCap S&P 600 Index Fund	8.36	15.07	8.06	3.94	1.39	1.82	38.64
SmallCap Value Fund	4.08	10.24	7.41	3.87	1.69	—	27.29
Ultra Short Bond Fund	29.03	—	—	—	—	33.04	62.07

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The following table shows the percentage of the outstanding shares of the Underlying Funds owned by the SAM Portfolios as of October 31, 2007.

STRATEGIC ASSET MANAGEMENT PORTFOLIOS

		Conservative	Conservative	Flexible	Strategic
Underlying Fund	Balanced Portfolio	Balanced Portfolio	Growth Portfolio	Income Portfolio	Growth Portfolio	Total

Disciplined LargeCap Blend Fund	13.70%	1.25%	14.46%	1.18%	10.21%	40.80%
Diversified International Fund	14.89	1.35	15.71	—	11.09	43.04
Equity Income Fund I	14.97	1.37	15.82	0.94	10.62	43.72
High Yield Fund II	12.80	2.21	5.92	3.10	5.68	29.71
Income Fund	40.61	9.46	13.85	16.31	—	80.23
International Emerging Markets Fund	7.20	0.64	7.66	—	5.31	20.81
LargeCap Growth Fund	21.00	1.88	21.67	1.52	15.03	61.10
MidCap Stock Fund	20.31	1.96	23.24	2.10	17.60	65.21
Money Market Fund	0.98	0.00	0.01	—	0.00	0.99
Mortgage Securities Fund	47.92	9.96	16.36	14.60	—	88.84
Real Estate Securities Fund	7.00	0.68	7.42	0.58	5.21	20.89
Short-Term Income Fund	19.75	16.62	—	43.80	—	80.17
SmallCap Growth Fund	19.79	1.70	22.09	1.77	14.95	60.30
SmallCap Value Fund	13.16	1.22	14.13	1.28	9.82	39.61
West Coast Equity Fund	12.81	1.18	13.58	0.56	10.11	38.24

U.S. Government Securities Risk
U.S. government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of a fund’s securities do not affect interest income on securities already held by the fund but are reflected in the fund’s price per share. Since the magnitude of these fluctuations generally is greater at times when a fund’s average maturity is longer, under certain market conditions a fund may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.

U.S. Government Sponsored Securities Risk
A fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks. Although the issuing agency, instrumentality, or corporation may be chartered or sponsored by the U.S. government, its securities are not issued or guaranteed by the U.S. Treasury.

Value Stock Risk
A fund’s investments in value stocks carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price if other investors fail to recognize the company’s value and bid up the price or invest in markets favoring faster growing companies. A fund’s strategy of investing in value stocks also carries the risk that in certain markets value stocks will underperform growth stocks.

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APPENDIX B

DEFINITIONS OF THE INDICES REFERENCED IN THIS PROSPECTUS

The performance tables included in the prospectus provide performance information of various indices. These indices are described in this appendix. An investment cannot be made directly in the indices and the indices’ performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the indices.

6 Month LIBOR (London Interbank Offered Rate) Index is an average of the interest rate of U.S. dollar deposits, known as Eurodollars, of a stated maturity.

Citigroup Broad Market (BMI) Global ex-US Index is a float-weighted, rules-based benchmark of the institutionally investable universe of all companies (excluding companies domiciled in the U.S.) with an available free float market cap of US $100 million and above.

Citigroup Broad Investment-Grade Bond Index measures the performance of bonds, including U.S. and non-U.S. corporate securities and non-U.S. sovereign and provincial securities, and includes institutionally traded U.S. Treasury, government-sponsored, mortgage-backed, asset-backed, and investment-grade securities.

Citigroup Broad Investment-Grade Credit 1-3 Years Index measures the performance of bonds, including U.S. and non-U.S. corporate securities and non-U.S. sovereign and provincial securities, with maturities between 1 and 3 years. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.

Citigroup U.S. High Yield Market Capped Index uses the U.S. High Yield Market Index as its foundation, imposing a cap on the par amount of each issuer at US $5 billion.

Citigroup Mortgage Index represents the mortgage-backed securities component of Citigroup’s Broad Investment-Grade Bond Index. It consists of 30- and 15-year agency-issued (Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”), and Federal Home Loan Mortgage Corporation (“FHLMC”)) pass-through securities as well as FNMA and FHLMC balloon mortgages.

Citigroup World ex-US Broad Market (BMI) Growth Index is a float-weighted, rules-based benchmark of the institutionally investable universe of all companies (excluding companies domiciled in the U.S.) with growth characteristics and an available free float market cap of US $100 million and above.

Lehman Brothers Aggregate Bond Index is an unmanaged index of domestic, taxable fixed-income securities. The index covers the U.S. investment-grade bond market, with components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Lehman Brothers 1-3 Government/Credit Bond Index represents a combination of the Government and Corporate Bond indices with maturities between one and three years.

Lehman Brothers Government/Mortgage Index is a combination of the unmanaged Lehman Government Index and the unmanaged Lehman Mortgage Backed Securities (MBS) Index. The Lehman Government Index includes all Government Bonds including, but not limited to, U.S. Treasury bonds and government-sponsored agency securities, with no maturity restrictions. The MBS Index includes all securitized mortgage pools by GNMA, FNMA, and FHLMC.

Lehman Brothers Mutual Fund 1-5 Government/Credit Index is an unmanaged index composed of Treasury notes, agencies and corporate debt securities rated BBB or better, and with maturities between one year and five years.

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Lehman Brothers U.S. Treasury Bellwethers 3 Month Index is composed of public obligations of the U.S. Treasury with a maturity of three months.

Lehman Brothers Municipal Bond Index is an unmanaged index of investment-grade, tax-exempt bonds which have been issued within the last five years and which have at least one year to maturity.

Lehman Brothers U.S. Treasury TIPS (Treasury Inflation Protection Securities) Index is an unmanaged index of inflation-protected U.S. Treasury securities that will mature in one year or longer.

Merrill Lynch Hybrid Preferred Securities Index is an unmanaged index of investment grade, exchange-traded preferred stocks with outstanding market values of at least $30 million and at least one year to maturity.

Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) Ex-US is a free float-adjusted market capitalization index that is designed to measure the combined equity market performance of developed and emerging market countries excluding the US.

Morgan Stanley Capital International (MSCI) EMF (Emerging Markets Free) Index is an unmanaged index that measures the stock returns of companies in 26 developing countries.

Morgan Stanley Capital International (MSCI) US REIT Index is a total-return index comprised of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.

Morgan Stanley Capital International (MSCI) World Ex-US Growth Index measures global developed market equity performance of growth securities outside of the United States. It is comprised of half the securities in the MSCI World ex U.S. Index, with half of the market capitalization of each country index in the Growth Index (the other half is in the Value Index).

Morningstar Conservative Allocation Category Average is an average of the net asset value (NAV) returns of domestic mutual funds with 20-50% invested in equities and 50-80% invested in fixed income and cash.

Morningstar Diversified Emerging Markets Category Average is an average of the net asset value (NAV) returns of diversified emerging-markets mutual funds which invest in companies in developing nations.

Morningstar Foreign Large Blend Category Average is an average of the net asset value (NAV) returns of mutual funds that seek capital appreciation by investing in a variety of large international stocks. Large-cap foreign stocks have market capitalizations greater than $5 billion. The blend style is assigned to funds where neither growth nor value characteristics predominate.

Morningstar Foreign Large Growth Category Average is an average of the net asset value (NAV) returns of mutual funds that seek capital appreciation by investing in large international stocks that are growth-oriented. Large-cap foreign stocks have market capitalizations greater than $5 billion. Growth is defined based on high price-to-book and price-to-cash flow ratios, relative to the MSCI EAFE index.

Morningstar High Yield Bond Category consists of High-Yield bond funds which concentrate on lower-quality bonds. These funds generally offer higher yields than other types of funds – but they are also more vulnerable to economic and credit risk.

Morningstar Inflation Protected Bond Category primarily invest in fixed-income securities that increase coupon and/or principal payments at the rate of inflation. These bonds can be issued by any organization, but the U.S. Treasury is currently the largest issuer of these types of securities. Most of these portfolios buy bonds with intermediate- to long-term maturities.

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Morningstar Intermediate Government Category Average is an average of net asset value (NAV) returns of mutual funds that devote at least 90% of their bond holdings to government issues. These mutual funds have, on average, durations between 3.5 and 6 years.

Morningstar Intermediate-Term Bond Category Average is an average of net asset value (NAV) returns of bond mutual funds that have average durations that are greater than 3.5 years and less than 6 years.

Morningstar Large Blend Category Average is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.

Morningstar Large Growth Category Average is an average of net asset value (NAV) returns of mutual funds that invest in large companies that are projected to grow faster than average. Most of these mutual funds focus on companies in rapidly-expanding industries.

Morningstar Large Value Category Average is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay above-average dividends. They also generally have more stable stock prices.

Morningstar Mid-Cap Blend Category Average is an average of net asset value (NAV) returns of mutual funds that focus on mid-size companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.

Morningstar Mid-Cap Growth Category Average is an average of net asset value (NAV) returns of mutual funds that typically focus on mid-size companies that are projected to grow faster than average. Many of these mutual funds focus on companies in rapidly-expanding industries.

Morningstar Mid-Cap Value Category Average is an average of net asset value (NAV) returns of mid-cap value mutual funds that buy stocks mainly of medium-size companies that are cheap relative to their earnings potential.

Morningstar Moderate Allocation Category Average is an average of the net asset value (NAV) returns of mutual funds with 50-70% invested in equities and the remainder invested in fixed income and cash.

Morningstar Muni California Long Category Average is an average of net asset value (NAV) returns of mutual funds that have durations of more than seven years (or, if duration is unavailable, average maturities of more than 12 years).

Morningstar Muni National Long Category Average is an average of net asset value (NAV) returns of mutual funds that invest in municipal bonds with maturities of 10 years or more that are issued by various state and local governments to fund public projects and are free from federal taxes.

Morningstar Short-Term Bond Category Average is an average of net asset value (NAV) returns of mutual funds that invest in a variety of bonds, from the most creditworthy, such as Treasury bonds, to mortgages and corporates, and on rare occasions, even more speculative high-yield and emerging markets debt which have durations between 1 and 3.5 years.

Morningstar Small Blend Category Average is an average of net asset value (NAV) returns of mutual funds that focus on small companies that are fairly representative of the overall stock market in terms of valuations.

Morningstar Small Growth Category Average is an average of net asset value (NAV) returns of mutual funds that invest in small companies that are projected to grow faster than average. Most of these mutual funds focus on companies in rapidly-expanding industries.

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Morningstar Small Value Category Average is an average of net asset value (NAV) returns of small-cap value mutual funds that invest in less-popular companies at the smaller end of the size range and may focus on finding temporarily depressed stocks of companies working through business problems.

Morningstar Specialty - Real Estate Category Average is an average of net asset value (NAV) returns of mutual funds that invest primarily in real estate investment trusts (REITs) of various types. The performance of these mutual funds is less connected to the overall market than most other types of stock funds.

Morningstar Target Date Category portfolios provide diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. These portfolios get more conservative as the goal date approaches by investing more in bonds and cash. Investment managers structure these portfolios differently; two funds with the same goal year may have different allocations to equities and therefore different levels of return and risk.

Morningstar Ultra Short Bond Category Average is an average of the net asset value (NAV) returns of bond mutual funds that invest primarily in investment-grade U.S. fixed-income issues and have durations of less than one year.

Principal LifeTime 2010 Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2010 portfolio. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime 2020 Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2020 portfolio. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime 2030 Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2030 portfolio. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime 2040 Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2040 portfolio. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime 2050 Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2050 portfolio. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime Strategic Income Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime Strategic Income portfolio.

Russell 1000 Growth Index is an unmanaged index that measures the investment returns of stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Companies included are large.

Russell 1000 Value Index is an unmanaged index that measures the investment returns of stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Companies included are large.

Russell 2000 Growth Index is an unmanaged index that measures the investment returns of stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. Companies included are medium-size to small.

Russell 2000 Index is an unmanaged index that measures the investment returns of the 2,000 smallest stocks in the Russell 3000 Index. Companies included are medium-size to small.

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Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000 Index is an unmanaged index that is the combination of Russell 1000 Index and the Russell 2000 Index.

Russell Midcap Index is an unmanaged index that measures the investment returns of the 800 smallest stocks in the Russell 1000 Index.

Russell Midcap Growth Index is an unmanaged index that measures the investment returns of stocks in the Russell MidCap Index with higher price-to-book ratios and higher forecasted growth rates.

Russell Midcap Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those Russell Midcap companies with lower price-to-book value ratios and lower forecasted growth values.

S&P 500 Stock Index (S&P 500) is an unmanaged index of 500 widely-held stocks often used as a proxy for the domestic stock market. Included are the stocks of industrial, financial, utility, and transportation companies.

S&P 500/Citigroup Value Index is a float-adjusted market-capitalization-weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 that have been identified as being on the value end of the growth-value spectrum. Until December 16, 2005, when Standard & Poor’s changed the name of the index and its calculation methodology, the index was called the S&P 500/Barra Value Index.

S&P MidCap 400 Index is an unmanaged index that includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range. Any mid-sized stocks already included in the S&P 500 are excluded from this index.

© 2008 Morningstar, Inc. All Rights Reserved. Part of the mutual fund data contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

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APPENDIX C

Description of Bond Ratings:

Moody’s Investors Service, Inc. Rating Definitions:

Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to high credit risk.

Caa:	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NOTE: Moody’s appends numerical modifiers, 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generate rating category.

SHORT-TERM NOTES: The four ratings of Moody’s for short-term notes are MIG 1, MIG 2, MIG 3, and MIG 4. MIG 1 denotes “best quality, enjoying strong protection from established cash flows.” MIG 2 denotes “high quality” with “ample margins of protection.” MIG 3 notes are of “favorable quality...but lacking the undeniable strength of the preceding grades.” MIG 4 notes are of “adequate quality, carrying specific risk for having protection...and not distinctly or predominantly speculative.”

Description of Moody’s Commercial Paper Ratings:

Moody’s Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.

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Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor’s Corporation’s Debt Ratings:

A Standard & Poor’s debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources Standard & Poor’s considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I.	Likelihood of default – capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II.	Nature of and provisions of the obligation;

III.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor’s rights.

AAA:	Debt rated “AAA” has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA:	Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A:	Debt rated “A” has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB:	Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

BB, B, CCC, CC:	Debt rated “BB,” “B,” “CCC,” and “CC” is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” indicates the lowest degree of speculation and “CC” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C:	The rating “C” is reserved for income bonds on which no interest is being paid.

D:	Debt rated “D” is in default, and payment of interest and/or repayment of principal is in arrears.

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Plus (+) or Minus (-): The ratings from “AA” to “B” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

NR:	Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy.

Standard & Poor’s, Commercial Paper Ratings

A Standard & Poor’s Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from “A” for the highest quality obligations to “D” for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The four categories are as follows:

A:	Issues assigned the highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.

A-1:	This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Issues that possess overwhelming safety characteristics will be given a “+” designation.

A-2:	Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated “A-1.”

A-3:	Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the highest designations.

B:	Issues rated “B” are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C:	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D:	This rating indicates that the issue is either in default or is expected to be in default upon maturity.

The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor’s by the issuer and obtained by Standard & Poor’s from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of, such information.

Standard & Poor’s rates notes with a maturity of less than three years as follows:

SP-1:	A very strong, or strong, capacity to pay principal and interest. Issues that possess overwhelming safety characteristics will be given a “+” designation.

SP-2:	A satisfactory capacity to pay principal and interest.

SP-3:	A speculative capacity to pay principal and interest.

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PRINCIPAL INVESTORS FUND, INC.
Effective June 13, 2008, this fund will be known as Principal Funds, Inc.

Class J Shares

The date of this Prospectus is February 29, 2008.

As with all mutual funds, neither the Securities and Exchange Commission (“SEC”) nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

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RISK/RETURN SUMMARY

Principal Investors Fund, Inc. (the “Fund” or “PIF”) offers many investment portfolios (together, the “Funds”) through this prospectus. Principal Investors Fund has hired Principal Management Corporation* (“Principal”) to provide investment advisory, and other services to each of the Funds. Principal, as the manager of each of the Funds, seeks to provide a broad range of investment approaches through the Principal Investors Fund. Princor Financial Services Corporation* is the Distributor.

Principal Investors Fund, Inc. will be changing its name to Principal Funds, Inc. effective June 13, 2008.

Princor Financial Services Corporation (“Distributor”) is the Fund’s principal underwriter for Class J shares of Principal Investors Fund.

Principal has selected a Sub-Advisor or Sub-Advisors for each Fund based on the Sub-Advisors’ experience with the investment strategy for which it was selected. The Sub-Advisors and the Funds each sub-advises are:

Sub-Advisor	Fund(s)

AllianceBernstein Investment Research and Management	Partners LargeCap Value Partners SmallCap Growth I

American Century Investment Management, Inc.	Partners LargeCap Growth II

Ark Asset Management Co., Inc.	Partners SmallCap Value

Barrow, Hanley, Mewhinney & Strauss, Inc.	MidCap Value

Columbus Circle Investors*	LargeCap Growth MidCap Growth

Edge Asset Management, Inc.*	Strategic Asset Management Portfolios

Emerald Advisers, Inc.	Partners SmallCap Growth II

Essex Investment Management Company, LLC	Partners SmallCap Growth II

Goldman Sachs Asset Management LP	Partners LargeCap Blend I

Jacobs Levy Equity Management, Inc.	Partners MidCap Value

Los Angeles Capital Management and Equity Research, Inc.	Partners SmallCap Value

Neuberger Berman Management Inc.	Partners MidCap Value

Principal Global Investors, LLC*	Bond & Mortgage Securities
Diversified International
Government & High Quality Bond
High Quality Intermediate-Term Bond
Inflation Protection
International Emerging Markets
International Growth
LargeCap S&P 500 Index
LargeCap Value
MidCap Blend
MidCap S&P 400 Index
MidCap Value
Money Market
Principal LifeTime Funds
Short-Term Bond
SmallCap Blend
SmallCap Growth
SmallCap S&P 600 Index
SmallCap Value
Ultra Short Bond

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Sub-Advisor	Fund(s)

Principal Real Estate Investors, LLC*	Real Estate Securities

Spectrum Asset Management, Inc.*	Preferred Securities

T. Rowe Price Associates, Inc.	Partners LargeCap Blend Partners LargeCap Growth I

Turner Investment Partners, Inc.	Partners MidCap Growth

UBS Global Asset Management (Americas) Inc.	Partners SmallCap Growth II

*	Principal Management Corporation; Columbus Circle Investors; Edge Asset Management, Inc.; Principal Global Investors, LLC; Principal Real Estate Investors, LLC; Princor, the Distributor; and Spectrum Asset Management, Inc. are affiliates of Principal Life Insurance Company and with it are subsidiaries of Principal Financial Group, Inc. and members of the Principal Financial Group®.

Class J Shares
Class J shares of each of these Funds are available through this Prospectus. This class is currently available only through registered representatives of:

•	Princor Financial Services Corporation who are also employees of Principal Life (These registered representatives are sales counselors of Principal Connection, a distribution channel used to directly market certain products and services of the companies of the Principal Financial Group.);
•	selected broker-dealers selling Class J shares in conjunction with the Principal Income IRA or 403(b) plans or health savings accounts; and
•	selected broker-dealers that have entered into a selling agreement to offer Class J shares.

Not all of the Funds are offered in every state. Please check with your financial advisor or our home office for state availability.

For more information about Class J shares of the Funds, please call the Connection at 1-800-247-8000, extension 411.

Main Strategies and Risks
Each Fund’s investment objective is described in the summary description of each Fund. The Board of Directors may change a Fund’s objective or the investment strategies without a shareholder vote if it determines such a change is in the best interests of the Fund. If there is a material change to the Fund’s investment objective or investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that a Fund will meet its objective.

The summary of each Fund also describes each Fund’s primary investment strategies (including the type or types of securities in which the Fund invests), any policy of the Fund to concentrate in securities of issuers in a particular industry or group of industries and the main risks associated with an investment in the Fund. A fuller discussion of risks appears later in the Prospectus under the caption “Certain Investment Strategies and Related Risks.”

Each Fund may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic, or political conditions as more fully described under the caption “Certain Investment Strategies and Related Risks–Temporary Defensive Measures.”

Each Fund is designed to be a portion of an investor’s portfolio. None of the Funds is intended to be a complete investment program. Investors should consider the risks of each Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions. The value of your investment in a Fund changes with the value of the investments held by that Fund. Many factors affect that value, and it is possible that you may lose money by investing in the Funds. There can be no assurance that any Fund will achieve its investment objective. An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Market Fund.

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Factors that may adversely affect a particular Fund as a whole are called “principal risks.” The principal risks of investing in the Funds are stated as to each Fund in the Fund’s description. In addition to the risks identified in each Fund’s description, each of the Funds is also subject to credit and counterparty risk, liquidity risk, management risk, and market risk. Each Fund is also subject to underlying fund risk to the extent that a Principal LifeTime Fund or SAM Portfolio invests in the Fund. These risks, and each of the other principal risks, are more fully explained in Appendix A to this prospectus.

Investment Results
A bar chart and a table are included with the description of each Fund that has annual returns for a full calendar year. They show the Fund’s annual returns and its long-term performance. The chart shows how the Fund’s performance has varied from year-to-year. The table compares the Fund’s performance over time to that of:

•	a broad-based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.) and

•	an average of mutual funds with a similar investment objective and management style (the averages used are prepared by independent statistical services).

Performance for classes of shares for periods prior to the date on which a Fund’s oldest share class began operations (as indicated in the tables on the following pages) is based on the performance of the oldest share class of the Fund, adjusted to reflect the expenses of the share class shown. The adjustments result in performance (for the period prior to the effective date of the share class shown) that is no higher than the historical performance of the oldest share class.

Call the Principal Investors Fund at 1-800-222-5852 to get the current 7-day yield for the Money Market Fund.

Fees and Expenses
The annual operating expenses for each Fund are deducted from that Fund’s assets. Each Fund’s operating expenses are shown with the description of the Fund and are stated as a percentage of Fund assets.

The description of each Fund includes examples of the costs associated with investing in the Fund. The examples are intended to help you compare the cost of investing in a particular Fund with the cost of investing in other mutual funds.

NOTE:

•	No salesperson, dealer or other person is authorized to give information or make representations about a Fund other than those contained in this Prospectus. Information or representations not contained in this prospectus may not be relied upon as having been made by the Principal Investors Fund, a Fund, Principal, any Sub-Advisor, or Princor.

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Strategic Asset Management (“SAM”) Portfolios

Principal Investors Fund provides a broad selection of investment choices, including asset allocation strategies available through the Flexible Income, Conservative Balanced, Balanced, Conservative Growth, and Strategic Growth Portfolios (each a “Portfolio,” collectively the “Portfolios”). The SAM Portfolios currently offer you the opportunity to pursue a variety of specially constructed asset allocation strategies. The Portfolios are designed for long-term investors seeking total return or long-term capital appreciation. The SAM Portfolios invest principally in Institutional Class shares of equity funds and fixed-income funds identified and the Money Market Fund (“Underlying Funds”). Each of the SAM Portfolios may invest in any of the Institutional Class shares of the equity funds or fixed-income funds of Principal Investors Fund, at the Sub-Advisor’s discretion. Each of the Underlying Funds is a series of Principal Investors Fund. The Sub-Advisor for the Portfolios is Edge Asset Management, Inc. (“Edge”).

Main Strategies for the Portfolios
In pursuing its investment objective, each Portfolio typically allocates its assets, within predetermined percentage ranges, among certain of the Underlying Funds described in this prospectus. The Portfolios may temporarily exceed one or more of the applicable percentage limits for short periods. The percentages reflect the extent to which each Portfolio will normally invest in the particular market segment represented by each Underlying Fund, and the varying degrees of potential investment risk and reward represented by each Portfolio’s investments in those market segments and their corresponding Underlying Funds. Edge may alter these percentage ranges when it deems appropriate. The assets of each Portfolio will be allocated among the Underlying Funds in accordance with its investment objective, Edge’s outlook for the economy and the financial markets, and the relative market valuations of the Underlying Funds.

In addition, in order to meet liquidity needs or for temporary defensive purposes, each Portfolio may invest, without limit, directly in stock or bond index futures and options thereon and the following short-term instruments:

•	short-term securities issued by the U.S. government, its agencies, instrumentalities, authorities, or political subdivisions;
•	other short-term fixed-income securities rated A or higher by Moody’s Investors Services, Inc. (“Moody’s”), Fitch Ratings (“Fitch”), or Standard & Poor’s (“S&P”) or, if unrated, of comparable quality in the opinion of Edge;
•	commercial paper, including master notes;
•	bank obligations, including negotiable certificates of deposit, time deposits, and bankers’ acceptances; and
•	repurchase agreements.

At the time a Portfolio invests in any commercial paper, bank obligations, or repurchase agreements, the issuer must have outstanding debt rated A or higher by Moody’s or the issuer’s parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody’s or A-1 by S&P or equivalent ratings by Fitch; if no such ratings are available, the investment must be of comparable quality in the opinion of Edge. In addition to purchasing shares of the Funds, a Portfolio may use futures contracts and options in order to remain effectively fully invested in proportions consistent with Edge’s current asset allocation strategy for the Portfolio. Specifically, each Portfolio may enter into futures contracts and options thereon, provided that the aggregate deposits required on these contracts do not exceed 5% of the Portfolio’s total assets. A Portfolio may also use futures contracts and options for bona fide hedging purposes. Futures contracts and options may also be used to reallocate the Portfolio’s assets among asset categories while minimizing transaction costs, to maintain cash reserves while simulating full investment, to facilitate trading, to seek higher investment returns, or to simulate full investment when a futures contract is priced attractively or is otherwise considered more advantageous than the underlying security or index.

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The principal investment strategies for each Portfolio are further described below in the description of each of the Portfolios, but there are some general principles Edge applies in making investment decisions. When making decisions about how to allocate a Portfolio’s assets, Edge will generally consider, among other things, the following factors:

Federal Reserve monetary policy	Government budget deficits	State and federal fiscal policies
Consumer debt	Tax policy	Trade pacts
Corporate profits	Demographic trends	Interest rate changes
Governmental elections	Mortgage demand	Business confidence
Employment trends	Business spending	Geopolitical risks
Consumer spending	Inflationary pressures	Wage and payroll trends
Currency flows	Housing trends	Investment flows
Commodity prices	GDP growth	Import prices
Yield spreads	Historical financial market returns	Factory capacity utilization
Stock market volume	Inventories	Market capitalization relative values
Capital goods expenditures	Investor psychology	Productivity growth
Historical asset class returns	Technology trends	Asset class correlations
Cyclical and secular economic trends	Risk/return characteristics	Business activity
Volatility analysis	Stock valuations	Performance attribution by allocation and sector
Consumer confidence

Main Risks
There can be no assurance that any Portfolio will achieve its investment objective. The net asset value of each Portfolio’s shares is affected by changes in the value of the shares of the Underlying Funds it owns. Each Portfolio’s investments are invested in the Underlying Funds and, as a result, the Portfolio’s performance is directly related to their performance. A Portfolio’s ability to meet its investment objective depends on the ability of the Underlying Funds to achieve their investment objectives.

Each Portfolio’s broad diversification is designed to help cushion severe losses in any one investment sector and moderate the Portfolio’s overall price swings. However, the Portfolio’s share prices will fluctuate as the prices of the Underlying Funds rise or fall with changing market conditions.

Each Portfolio is subject to the particular risks of the Underlying Funds in the proportions in which the Portfolio invests in them.

The greater the investment by each Portfolio in Underlying Funds that invest primarily in stocks, the greater the potential exposure to the following risks (as defined in Appendix A):

•	Equity Securities Risk
•	Derivatives Risk
•	Active Trading Risk
•	Growth Stock Risk
•	Market Segment (LargeCap) Risk
•	Underlying Fund Risk
•	Value Stock Risk
•	Exchange Rate Risk

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The greater the investment by each Portfolio in Underlying Funds that invest primarily in bonds or other forms of fixed-income securities, the greater the potential exposure to the following risks (as defined in Appendix A):

•	Fixed-Income Risk
•	U.S. Government Securities Risk
•	U.S. Government Sponsored Securities Risk
•	Municipal Securities Risk
•	Prepayment Risk
•	Real Estate Securities Risk
•	Portfolio Duration Risk
•	High Yield Securities Risk
•	Eurodollar and Yankee Obligations Risk

The greater the investment by each Portfolio in Underlying Funds that invest in foreign investments, the greater the exposure to the following risks (as defined in Appendix A):

•	Foreign Securities Risk
•	Market Segment Risk
•	Exchange Rate Risk
•	Derivatives Risk
•	Small Company Risk

Each Portfolio is also subject to the following risks:

Securities Lending Risk (as defined in Appendix A).

Payment In Kind Liquidity Risk. Under certain circumstances, an Underlying Fund may determine to pay a redemption request by a Portfolio wholly or partly by a distribution-in-kind of securities from its portfolio, instead of cash. In such cases, the Portfolios may hold portfolio securities until Edge determines that it is appropriate to dispose of such securities.

Conflict of Interest Risk. The officers, directors, Principal, Sub-Advisor, Distributors, and transfer agent of the Portfolios serve in the same capacities for the Underlying Funds. Conflicts may arise as these persons and companies seek to fulfill their responsibilities to the Portfolios and the Underlying Funds. Because Edge and its affiliated companies earn different fees from the Underlying Funds in which the Portfolios invest, there may be a conflict between the interests of the Portfolios and the economic interests of Edge and its affiliates.

Edge has provided investment advice to each SAM Portfolios since its inception.

As of October 31, 2007, the Portfolios’ assets were allocated among the Underlying Funds as follows:

		Conservative	Conservative	Flexible	Strategic
	Balanced	Balanced	Growth	Income	Growth
Underlying Fund	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Disciplined LargeCap Blend Fund	10.91%	7.47%	13.87%	5.83%	15.52%
Diversified International Fund	7.90	5.37	10.05	—	11.24
Equity Income Fund I	13.96	9.60	17.77	5.45	18.91
High Yield Fund II	4.40	5.68	2.45	6.63	3.73
Income Fund	9.79	17.09	4.02	24.44	—
International Emerging Markets Fund	2.19	1.47	2.81	—	3.09
LargeCap Growth Fund	18.78	12.59	23.35	8.45	25.64
MidCap Stock Fund	3.53	2.55	4.87	2.26	5.84
Money Market Fund	0.50	—	—	—	—
Mortgage Securities Fund	16.26	25.33	6.69	30.78	—
Real Estate Securities Fund	2.31	1.69	2.95	1.19	3.28
Short-Term Income Fund	0.84	5.28	—	11.53	—
SmallCap Growth Fund	1.93	1.24	2.59	1.07	2.78
SmallCap Value Fund	1.64	1.14	2.12	0.99	2.34
West Coast Equity Fund	5.06	3.50	6.46	1.38	7.63

Total	100.00%	100.00%	100.00%	100.00%	100.00%

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Other Common Risks. Each of the Portfolios may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and strategic transactions (derivatives) such as futures contracts and options. Therefore, the Portfolios are subject to the risks associated with such investments including:

•	Fixed-Income Securities Risk
•	U.S. Government Securities Risk
•	Derivatives Risk

A bar chart and table showing the historical investment performance of each SAM Portfolio are provided with the description of each Portfolio. The bar chart for each Portfolio shows how the Portfolio’s total return has varied year-by-year, and the table for the Portfolio shows the performance of its shares over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the risks of investing in the Portfolio. A Portfolio’s past performance is not necessarily an indication of how the Portfolio will perform in the future. Each Portfolio’s investment return is net of the operating expenses of each of the Underlying Funds.

Flexible Income Portfolio

Objective:	The Portfolio seeks to provide a high level of total return (consisting of reinvestment of income with some capital appreciation). In general, relative to the other Portfolios, the Flexible Income Portfolio should offer investors the potential for a high level of income and a low level of capital growth, while exposing them to a low level of principal risk.

Principal Investment Strategies
The Portfolio operates as a fund of funds and invests principally in underlying funds. The Portfolio:

•	may invest up to 40% of its assets in any single fixed-income fund as well as cash equivalents

•	generally invests no more than 30% of its net assets in equity funds

•	may invest up to 30% of its assets in any single equity fund

The Portfolio may also invest in U.S. Government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements and strategic transactions (derivatives) such as futures contracts and options.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

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Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q2 ‘03	6.13%
Lowest return for a quarter during the period of the bar chart above:	Q3 ‘02	-2.01%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Past 10 Years
Class J (before taxes)	4.31	6.45	6.03
(after taxes on distributions) (2)	2.58	5.11	4.26
(after taxes on distributions and sale of shares) (2)	3.32	4.83	4.15
Lehman Brothers Aggregate Bond Index (3)	6.97	4.42	5.97
S&P 500 Index (3)	5.49	12.83	5.91
20% S&P Index and 80% Lehman Brothers Aggregate Bond Index (3)	6.93	6.22	6.24
Morningstar Conservative Allocation Category Average	4.53	7.13	4.91

(1)	The Portfolio commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund’s Class A shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance (for the periods prior to the date Class J began operations) that is no higher than the historical performance of Class A shares. The predecessor fund commenced operations on July 25, 1996. The Portfolio’s performance between 1996 and 1999 benefited from the agreement of the Portfolio’s previous adviser and its affiliates to limit the Portfolio’s expenses.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Conservative Balanced Portfolio

Objective:	The Portfolio seeks to provide a high level of total return (consisting of reinvestment of income and capital appreciation), consistent with a moderate degree of principal risk. In general, relative to the other Portfolios, the Conservative Balanced Portfolio should offer investors the potential for a medium to high level of income and a medium to low level of capital growth, while exposing them to a medium to low level of principal risk.

Principal Investment Strategies
The Portfolio operates as a fund of funds and invests principally in underlying funds. The Portfolio:

•	invests between 40% and 80% of its net assets in a combination of fixed-income funds and cash equivalents and between 20% and 60% of its net assets in equity funds

•	may invest up to 40% of its assets in any single fixed-income fund as well as cash equivalents

•	may invest up to 30% of its assets in any single equity fund

The Portfolio may also invest in U.S. Government securities, fixed-income securities rated A or higher, commercial paper including master notes), bank obligations, repurchase agreements and strategic transactions (derivatives) such as futures contracts and options.

Principal Investors Fund	RISK/RETURN SUMMARY 11
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The Portfolio may also invest in U.S. Government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations and repurchase agreements.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q2 ‘03	8.00%
Lowest return for a quarter during the period of the bar chart above:	Q3 ‘02	-4.84%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Past 10 Years
Class J (before taxes)	5.84	8.46	5.21
(after taxes on distributions) (2)	4.09	7.34	3.66
(after taxes on distributions and sale of shares) (2)	4.64	6.77	3.55
Lehman Brothers Aggregate Bond Index (3)	6.97	4.42	5.97
S&P 500 Index (3)	5.49	12.83	5.91
40% S&P Index and 60% Lehman Brothers Aggregate Bond Index (3)	6.77	7.97	6.37
Morningstar Conservative Allocation Category Average	4.53	7.13	4.91

(1)	The Portfolio commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund’s Class A shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance (for the periods prior to the date Class J began operations) that is no higher than the historical performance of Class A shares. The predecessor fund commenced operations on July 25, 1996. The Portfolio’s performance between 1996 and 1999 benefited from the agreement of the Portfolio’s previous adviser and its affiliates to limit the Portfolio’s expenses.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

12 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Balanced Portfolio

Objective:	The Portfolio seeks to provide as high a level of total return (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk. In general, relative to the other Portfolios, the Balanced Portfolio should offer investors the potential for a medium level of income and a medium level of capital growth, while exposing them to a medium level of principal risk.

Principal Investment Strategies
The Portfolio operates as a fund of funds and invests principally in underlying funds. The Portfolio:

•	invests between 30% and 70% of its net assets in equity funds and between 30% and 70% of its net assets in fixed-income funds and cash equivalents

•	may invest up to 30% of its assets in any single equity fund

•	may invest up to 40% of its assets in any single fixed-income fund as well as cash equivalents

The Portfolio may also invest in U.S. Government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and strategic transactions (derivatives) such as futures contracts and options.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q4 ’99	15.44%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-8.79%

Principal Investors Fund	RISK/RETURN SUMMARY 13
www.principal.com

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Past 10 Years
Class J (before taxes)	6.02	10.49	8.16
(after taxes on distributions) (2)	4.34	9.68	6.77
(after taxes on distributions and sale of shares) (2)	5.21	8.82	6.39
Lehman Brothers Aggregate Bond Index (3)	6.97	4.42	5.97
S&P 500 Index (3)	5.49	12.83	5.91
60% S&P 500 Index/40% Lehman Brothers Aggregate Bond Index (3)	6.47	9.65	6.36
Morningstar Moderate Allocation Category Average	5.99	10.24	5.99

(1)	The Portfolio commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund’s Class A shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance (for the periods prior to the date Class J began operations) that is no higher than the historical performance of Class A shares. The predecessor fund commenced operations on July 25, 1996. The Portfolio’s performance between 1996 and 1999 benefited from the agreement of the Portfolio’s previous adviser and its affiliates to limit the Portfolio’s expenses.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Conservative Growth Portfolio

Objective:	The Portfolio seeks to provide long-term capital appreciation. In general, relative to the other Portfolios, the Conservative Growth Portfolio should offer investors the potential for a low to medium level of income and a medium to high level of capital growth, while exposing them to a medium to high level of principal risk.

Principal Investment Strategies
The Portfolio operates as a fund of funds and invests principally in underlying funds. The Portfolio:

•	generally invests at least 60% of its net assets in equity funds

•	may invest up to 40% of its assets in any single equity fund

•	may invest up to 30% of its assets in any single fixed-income fund as well as cash equivalents

The Portfolio may also invest in U.S. Government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and strategic transactions (derivatives) such as futures contracts and options.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

14 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q4 ’99	22.16%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’01 and Q3 ’02	-12.69%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	1 Year	5 Years	10 Years
Class J (before taxes)	7.67	12.70	9.03
(after taxes on distributions) (2)	6.14	12.23	7.94
(after taxes on distributions and sale of shares) (2)	6.66	11.07	7.41
Lehman Brothers Aggregate Bond Index (3)	6.97	4.42	5.97
S&P 500 Index (3)	5.49	12.83	5.91
80% S&P 500 Index and 20% Lehman Brothers Aggregate Bond Index (3)	6.05	11.27	6.20
Morningstar Moderate Allocation Category Average	5.99	10.24	5.99

(1)	The Portfolio commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund’s Class A shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance (for the periods prior to the date Class J began operations) that is no higher than the historical performance of Class A shares. The predecessor fund commenced operations on July 25, 1996. The Portfolio’s performance between 1996 and 1999 benefited from the agreement of the Portfolio’s previous adviser and its affiliates to limit the Portfolio’s expenses.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(4)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Strategic Growth Portfolio

Objective:	The Portfolio seeks to provide long-term capital appreciation. In general, relative to the other Portfolios, the Strategic Growth Portfolio should offer investors the potential for a high level of capital growth, and a corresponding level of principal risk.

Principal Investment Strategies
The Portfolio operates as a fund of funds and invests principally in underlying funds. The Portfolio:

•	generally invests at least 75% of its net assets in equity funds

•	may invest up to 50% of its assets in any single equity fund

•	may invest up to 25% of its assets in any single fixed-income fund as well as cash equivalents

The Portfolio may also invest in U.S. Government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and strategic transactions (derivatives) such as futures contracts and options.

Principal Investors Fund	RISK/RETURN SUMMARY 15
www.principal.com

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q4 ’99	25.23%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’01	-16.73%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	1 Year	5 Years	10 Years
Class J (before taxes)	7.97	14.06	9.21
(after taxes on distributions) (2)	6.64	13.72	8.28
(after taxes on distributions and sale of shares) (2)	6.88	12.35	7.68
Lehman Brothers Aggregate Bond Index (3)	6.97	4.42	5.97
S&P 500 Index (3)	5.49	12.83	5.91
Russell 3000 Index (3)	5.14	13.63	6.22
Morningstar Large Blend Category Average	6.16	12.63	5.92

(1)	The Portfolio commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund’s Class A shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance (for the periods prior to the date Class J began operations) that is no higher than the historical performance of Class A shares. The predecessor fund commenced operations on July 25, 1996. The Portfolio’s performance between 1996 and 1999 benefited from the agreement of the Portfolio’s previous adviser and its affiliates to limit the Portfolio’s expenses.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

16 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Fees and Expenses of the Portfolios
The following table shows the operating expenses (expressed as a percentage of average daily net assets) incurred by the Class J shares of the SAM Portfolios during the fiscal year ended October 31, 2007. The table also shows the estimated amount of expenses (expressed as a percentage of average daily net assets) indirectly incurred by the SAM Portfolios through their investments in the underlying funds based on expenses of the underlying funds for the fiscal year ended October 31, 2007.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Class J Shares

	Flexible	Conservative		Conservative	Strategic
	Income	Balanced	Balanced	Growth	Growth
For the year ended October 31, 2007	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Management Fees	0.31%	0.31%	0.31%	0.31%	0.31%
12b-1 Fees	0.45	0.45	0.45	0.45	0.45
Other Expenses	70.92	19.87	5.94	4.24	3.83

Total Gross Operating Fees and Expenses (1)	71.68%	20.63%	6.70%	5.00%	4.59%
Expense Reimbursement at Principal LifeTime Fund Level (2) (3)	70.73	19.68	5.75	4.05	3.64

Net Operating Fees and Expenses	0.95%	0.95%	0.95%	0.95%	0.95%
Acquired Fund (Underlying Fund) Operating Expenses	0.53	0.57	0.60	0.65	0.65

Total Annual Fund Operating Expenses	1.48%	1.52%	1.55%	1.60%	1.60%

(1)	Expense information has been restated to reflect current fees. Effective January 1, 2008, the Fund’s 12b-1 fees were decreased.

(2)	The Distributor has contractually agreed to limit the Fund’s 12b-1 fees normally payable by the Fund through the period ending December 31, 2008. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.40% for Class J shares.

(3)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class J shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.95%.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class J Shares
	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Flexible Income Portfolio	$251	$6,882	$7,837	$7,952	$151	$6,882	$7,837	$7,952
Conservative Balanced Portfolio	255	3,652	6,353	10,090	155	3,652	6,353	10,090
Balanced Portfolio	258	1,549	2,971	6,249	158	1,549	2,971	6,249
Conservative Growth Portfolio	263	1,263	2,416	5,234	163	1,263	2,416	5,234
Strategic Growth Portfolio	263	1,243	2,377	5,160	163	1,243	2,377	5,160

Principal Investors Fund	RISK/RETURN SUMMARY 17
www.principal.com

Principal LifeTime Funds

Principal Investors Fund, Inc. offers Funds that are designed to meet the needs of an investor who wants an investment option that is suited to the investor’s particular investment time horizon and who tends to be more accepting of risk in the early years of his or her time horizon and becomes more risk-averse as he or she nears the investment goal (for example, retirement or saving for college). Professional investment advisers manage the Funds to align, over time, underlying investments with the changing risk tolerance of the investor. These Funds are sometime referred as “target date funds.” The target date Funds offered by the Fund are: Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, and Principal LifeTime Strategic Income (the “Principal LifeTime Funds”).

Objective:	The investment objective of each of the Principal LifeTime 2010, 2020, 2030, 2040, and 2050 Funds is to seek a total return consisting of long-term growth of capital and current income.

The investment objective of the Principal LifeTime Strategic Income Fund is to seek current income.

Main Strategies and Risks
To pursue its goal, each Principal LifeTime Fund invests in other Principal Funds (the “underlying funds”) that Principal and Principal Global Investors, LLC (“PGI”), the Fund’s Sub-Advisor, consider appropriate based on the remaining time horizon of a particular Principal LifeTime Fund and the expected risk tolerance of those investors who have chosen that time horizon. Each of the Principal LifeTime Funds may invest in any of the Institutional Class shares of the equity funds or fixed-income funds of Principal Investors Fund, at the sub-advisors discretion. The underlying funds provide each Fund with exposure to a broad range of asset classes, including domestic and foreign equity and fixed-income securities. In the case of Principal LifeTime Strategic Income Fund, most of the Fund’s assets are invested in underlying funds which are intended primarily to give the Fund broad exposure to income-producing securities through their investments in fixed-income securities, “hybrid” securities (such as real estate securities and preferred securities, which may produce current income as well as capital gains) and dividend generating domestic and foreign stocks.

Both Principal and PGI provide investment advisory services to the Principal LifeTime Funds. Principal has hired PGI to develop, implement, and monitor the strategic or long-term asset class targets and target ranges for each Principal LifeTime Fund. PGI is also responsible for employing an active rebalancing strategy which is designed to identify asset classes that appear attractive or unattractive over the short term.

After PGI sets the percentage of Fund assets to be allocated to a particular asset class, Principal selects the underlying funds for each asset class and the target weights for each underlying fund. Shifts in asset class targets or underlying funds may occur in response to the normal evaluative processes of PGI and Principal, the shortening time horizon of a Fund or market forces or Fund circumstances which indicate that changes in allocations may be appropriate. Principal may, at any time, add, remove, or substitute underlying funds in which a Principal LifeTime Fund invests.

In selecting underlying funds and target weights, Principal considers, among other things, quantitative measures, such as past performance, expected levels of risk and returns, expense levels, diversification of existing funds, and style consistency. In addition, qualitative factors such as organizational stability, investment experience, consistency of investment process, risk management processes, and information, trading, and compliance systems of the underlying fund’s Sub-Advisor are also evaluated. There are no minimum or maximum percentages of assets that a Principal LifeTime Fund must invest in a specific asset class or underlying fund. Principal determines whether to use cash flows or asset transfers or both to achieve the target weights established from time to time for underlying funds. Principal monitors the performance of the Sub-Advisor of each underlying fund relative to that fund’s appropriate benchmark and peer group.

Over time, PGI intends to gradually shift the asset allocation targets of each Principal LifeTime Fund (other than the Principal LifeTime Strategic Income Fund) to accommodate investors progressing from asset accumulation years to income-generation years. It is expected that, within 10 to 15 years after its target year, a Principal LifeTime Fund’s underlying fund allocation will match that of the Principal LifeTime Strategic Income Fund. At that time the Principal

18 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

LifeTime Fund may be combined with the Principal LifeTime Strategic Fund if the Board of Directors determines that the combination is in the best interests of Fund shareholders.

There can be no assurance that any Principal LifeTime Fund will achieve its investment objective. The net asset value of each of the Principal LifeTime Fund’s shares is affected by changes in the value of the securities it owns. The Fund’s performance is directly related to the performance of the underlying funds. The ability of each Principal LifeTime Fund to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives.

The broad diversification of each Principal LifeTime Fund is designed to cushion severe losses in any one investment sector and moderate the Fund’s overall price swings. However, the Fund’s share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of a Principal LifeTime Fund’s assets rise or fall, the Fund’s share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

Each Principal LifeTime Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them.

The greater the investment by each Principal LifeTime Fund in Funds that invest primarily in stocks, the greater the potential exposure to the following risks (as defined in Appendix A):

•	Equity Securities Risk
•	Derivatives Risk
•	Active Trading Risk
•	Growth Stock Risk
•	Market Segment (LargeCap) Risk
•	Underlying Fund Risk
•	Value Stock Risk
•	Exchange Rate Risk

The greater the investment by each Principal LifeTime Fund in Funds that invest primarily in bonds or other forms of fixed-income securities, the greater the potential exposure to the following risks (as defined in Appendix A):

•	Fixed-Income Risk
•	U.S. Government Securities Risk
•	Municipal Securities Risk
•	U.S. Government Sponsored Securities Risk
•	Portfolio Duration Risk
•	High Yield Securities Risk

The greater the investment by each Principal LifeTime Fund in Funds that invest in foreign investments, the greater the potential exposure to the following risks (as defined in Appendix A):

•	Foreign Securities Risk
•	Market Segment Risk
•	Exchange Rate Risk
•	Derivatives Risk

•	Small Company Risk

Each Principal LifeTime Fund is also subject to the following risks:

Securities Lending Risk (as defined in Appendix A).

Payment In Kind Liquidity Risk. Under certain circumstances, an underlying fund may determine to pay a redemption request by a Principal LifeTime Fund wholly or partly by a distribution-in-kind of securities from its portfolio, instead of cash. In such cases, the Principal LifeTime Funds may hold portfolio securities until Principal determines that it is appropriate to dispose of such securities.

Conflict of Interest Risk. The officers, directors, Principal, Sub-Advisor, Distributors, and transfer agent of the Principal LifeTime Funds serve in the same capacities for the underlying funds. Conflicts may arise as these persons and companies seek to fulfill their responsibilities to the Principal LifeTime Funds and the underlying funds. Because Principal and its affiliated companies earn different fees from the underlying funds in which the Principal LifeTime Funds invest, there may be a conflict between the interests of the Principal LifeTime Funds and the economic interests of Principal and its affiliates.

Principal Investors Fund	RISK/RETURN SUMMARY 19
www.principal.com

PGI has provided investment advice to each Principal LifeTime Fund since its inception.

As of October 31, 2007, each Principal LifeTime Fund’s assets were allocated among the underlying funds as identified in the table below.

						Principal
	Principal	Principal	Principal	Principal	Principal	LifeTime
	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	Strategic
	2010	2020	2030	2040	2050	Income
Underlying Fund	Fund	Fund	Fund	Fund	Fund	Fund

Bond & Mortgage Securities Fund	25.62%	18.78%	10.32%	4.65%	1.90%	42.84%
Disciplined LargeCap Blend Fund	9.41	11.37	12.37	12.57	12.45	3.78
High Yield Fund	2.01	2.86	3.29	3.56	3.65	—
High Yield Fund II	0.65	0.83	0.91	0.95	1.00	—
Inflation Protection Fund	3.40	—	—	—	—	13.00
International Emerging Markets Fund	2.93	3.94	4.52	5.07	5.10	—
International Growth Fund	9.13	11.60	13.31	14.34	15.10	4.14
LargeCap Growth Fund	4.28	5.14	6.21	6.74	7.26	2.02
LargeCap Value Fund	2.54	3.09	3.79	4.24	4.46	1.55
Partners International Fund	5.16	6.23	7.17	7.82	7.86	2.48
Partners LargeCap Blend Fund I	4.94	5.78	6.25	6.61	6.51	2.33
Partners LargeCap Growth Fund I	4.26	5.65	6.50	7.65	7.97	1.64
Partners LargeCap Value Fund	2.47	3.15	3.57	4.20	4.40	1.67
Partners LargeCap Value Fund I	2.57	3.24	3.83	4.26	4.65	—
Partners MidCap Growth Fund	—	1.43	1.76	1.84	1.96	—
Partners MidCap Value Fund I	—	1.12	1.51	1.59	1.68	—
Partners SmallCap Growth Fund I	—	—	1.16	1.49	1.88	—
Partners SmallCap Growth Fund III	1.55	1.92	1.62	1.69	1.77	—
Partners SmallCap Value Fund I	—	—	0.96	1.30	1.64	—
Preferred Securities Fund	6.21	5.22	4.23	3.23	2.67	6.59
Real Estate Securities Fund	5.82	4.81	3.93	3.38	3.40	4.36
SmallCap S&P 600 Index Fund	2.37	2.11	1.32	1.29	1.09	1.65
SmallCap Value Fund	1.40	1.73	1.47	1.53	1.60	—
Ultra Short Bond Fund	3.28	—	—	—	—	11.95

Total	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%

Historical Performance
The following bar charts and tables show the historical investment performance of each Principal LifeTime Fund. The bar chart for each Fund shows how the Fund’s total return has varied year-by-year, and the table for the Fund shows the performance of its shares over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the risks of investing in the Fund. A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Each Fund’s investment return is net of the operating expenses of each of the underlying funds.

20 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Principal LifeTime Strategic Income Fund

Principal Investment Strategies
The Fund invests in underlying fixed-income funds, but also invests in underlying equity and hybrid funds according to an asset allocation strategy designed for investors seeking current income from their investment.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Return (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	6.83%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-3.63%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Class J (before taxes)	0.31	7.38	5.09
(after taxes on distributions) (2)	-1.27	6.37	4.29
(after taxes on distributions and sale of shares) (2)	0.50	5.86	3.97
S&P 500 Index (3)	5.49	12.83	4.31
Lehman Brothers Aggregate Bond Index (3)	6.97	4.42	5.57
MSCI EAFE (Europe, Australia, Far East) Index — NDTR-D (3)	11.17	21.59	9.83
Russell 3000 Index(3)(4)	5.14	13.63	5.05
Principal LifeTime Strategic Income Blended Index (3)(5)	7.06	8.37	5.78
Morningstar Target-Date 2000-2014 Category Average	5.22	7.33	5.05

(1)	Class J shares were first sold on June 15, 2001. The returns for the periods prior to that date are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. The Institutional Class shares were first sold on March 1, 2001.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

(4)	The Manager and portfolio manager believe the Russell 3000 Index is a better representation of the universe of investment choices open to the Fund under its investment philosophy than the S&P 500 Index. The S&P 500 Index is also shown.

(5)	The weightings for this blended index as of March 31, 2007, were 19.0% Russell 3000 Index, 6.0% MSCI EAFE NDTR-D Index, and 75.0% Lehman Brothers Aggregate Bond Index. Effective March 31, 2008, the weightings for this blended index will be 19.0% Russell 3000 Index, 6.0% MSCI EAFE NDTR-D Index, and 75.0% Lehman Brothers Aggregate Bond Index.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 21
www.principal.com

Principal LifeTime 2010 Fund

Principal Investment Strategies
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	8.49%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-5.65%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Class J (before taxes)	2.11	9.51	6.04
(after taxes on distributions) (2)	0.80	8.66	5.36
(after taxes on distributions and sale of shares) (2)	1.82	7.85	4.90
S&P 500 Index (3)	5.49	12.83	4.31
Lehman Brothers Aggregate Bond Index (3)	6.97	4.42	5.57
MSCI EAFE (Europe, Australia, Far East) Index — NDTR-D(3)	11.17	21.59	9.83
Russell 3000 Index(3)(4)	5.14	13.63	5.05
Principal LifeTime 2010 Blended Index (3)(5)	6.95	9.77	6.15
Morningstar Target-Date 2000-2014 Category Average	5.22	7.33	5.05

(1)	Class J shares were first sold on June 15, 2001. The returns for the periods prior to that date are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. The Institutional Class shares were first sold on March 1, 2001.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

(4)	The Manager and portfolio manager believe the Russell 3000 Index is a better representation of the universe of investment choices open to the Fund under its investment philosophy than the S&P 500 Index. The S&P 500 Index is also shown.

(5)	The weightings for this blended index as of March 31, 2007, were 41.9% Russell 3000 Index, 15.1% MSCI EAFE NDTR-D Index, and 43.0% Lehman Brothers Aggregate Bond Index. Effective March 31, 2008, the weightings for this blended index will be 40.9% Russell 3000 Index, 14.6% MSCI EAFE NDTR-D Index, and 44.5% Lehman Brothers Aggregate Bond Index.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

22 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Principal LifeTime 2020 Fund

Principal Investment Strategies
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	10.21%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-7.88%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Class J (before taxes)	3.66	11.34	6.87
(after taxes on distributions) (2)	2.43	10.51	6.23
(after taxes on distributions and sale of shares) (2)	2.88	9.50	5.67
S&P 500 Index (3)	5.49	12.83	4.31
Lehman Brothers Aggregate Bond Index (3)	6.97	4.42	5.57
MSCI EAFE (Europe, Australia, Far East) Index — NDTR-D(3)	11.17	21.59	9.83
Russell 3000 Index(3)(4)	5.14	13.63	5.05
Principal LifeTime 2020 Blended Index (3)(5)	6.92	11.31	6.63
Morningstar Target-Date 2015-2029 Category Average	6.05	10.44	5.80

(1)	Class J shares were first sold on June 15, 2001. The returns for the periods prior to that date are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. The Institutional Class shares were first sold on March 1, 2001.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

(4)	The Manager and portfolio manager believe the Russell 3000 Index is a better representation of the universe of investment choices open to the Fund under its investment philosophy than the S&P 500 Index. The S&P 500 Index is also shown.

(5)	The weightings for this blended index as of March 31, 2007, were 51.1% Russell 3000 Index, 19.4% MSCI EAFE NDTR-D Index, and 30.5% Lehman Brothers Aggregate Bond Index. Effective March 31, 2008, the weightings for this blended index will be 50.4% Russell 3000 Index, 19.1% MSCI EAFE NDTR-D Index, and 30.5% Lehman Brothers Aggregate Bond Index.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 23
www.principal.com

Principal LifeTime 2030 Fund

Principal Investment Strategies
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	11.29%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-10.18%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Class J (before taxes)	4.70	12.26	6.84
(after taxes on distributions) (2)	3.48	11.50	6.28
(after taxes on distributions and sale of shares) (2)	3.60	10.38	5.70
S&P 500 Index (3)	5.49	12.83	4.31
Lehman Brothers Aggregate Bond Index (3)	6.97	4.42	5.57
MSCI EAFE (Europe, Australia, Far East) Index — NDTR-D(3)	11.17	21.59	9.83
Russell 3000 Index(3)(4)	5.14	13.63	5.05
Principal LifeTime 2030 Blended Index (3)(5)	6.86	12.24	6.75
Morningstar Target-Date 2030+ Category Average	6.54	12.61	6.03

(1)	Class J shares were first sold on June 15, 2001. The returns for the periods prior to that date are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. The Institutional Class shares were first sold on March 1, 2001.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

(4)	The Manager and portfolio manager believe the Russell 3000 Index is a better representation of the universe of investment choices open to the Fund under its investment philosophy than the S&P 500 Index. The S&P 500 Index is also shown.

(5)	The weightings for this blended index as of March 31, 2007, were 57.3% Russell 3000 Index, 22.5% MSCI EAFE NDTR-D Index, and 20.2% Lehman Brothers Aggregate Bond Index. Effective March 31, 2008, the weightings for this blended index will be 56.7% Russell 3000 Index, 22.3% MSCI EAFE NDTR-D Index, and 21.0% Lehman Brothers Aggregate Bond Index.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

24 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Principal LifeTime 2040 Fund

Principal Investment Strategies
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	12.11%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-12.28%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Class J (before taxes)	5.39	12.67	6.97
(after taxes on distributions) (2)	4.25	12.02	6.49
(after taxes on distributions and sale of shares) (2)	4.08	10.82	5.86
S&P 500 Index (3)	5.49	12.83	4.31
Lehman Brothers Aggregate Bond Index (3)	6.97	4.42	5.57
MSCI EAFE (Europe, Australia, Far East) Index — NDTR-D(3)	11.17	21.59	9.83
Russell 3000 Index(3)(4)	5.14	13.63	5.05
Principal LifeTime 2040 Blended Index (3)(5)	6.79	13.12	6.89
Morningstar Target-Date 2030+ Category Average	6.54	12.61	6.03

(1)	Class J shares were first sold on June 15, 2001. The returns for the periods prior to that date are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. The Institutional Class shares were first sold on March 1, 2001.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

(4)	The Manager and portfolio manager believe the Russell 3000 Index is a better representation of the universe of investment choices open to the Fund under its investment philosophy than the S&P 500 Index. The S&P 500 Index is also shown.

(5)	The weightings for this blended index as of March 31, 2007, were 61.8% Russell 3000 Index, 24.7% MSCI EAFE NDTR-D Index, and 13.5% Lehman Brothers Aggregate Bond Index. Effective March 31, 2008, the weightings for this blended index will be 61.4% Russell 3000 Index, 24.6% MSCI EAFE NDTR-D Index, and 14.0% Lehman Brothers Aggregate Bond Index.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 25
www.principal.com

Principal LifeTime 2050 Fund

Principal Investment Strategies
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	13.07%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-14.88%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Class J (before taxes)	5.36	13.02	6.27
(after taxes on distributions) (2)	4.14	12.41	5.82
(after taxes on distributions and sale of shares) (2)	4.14	11.17	5.27
S&P 500 Index (3)	5.49	12.83	4.31
Lehman Brothers Aggregate Bond Index (3)	6.97	4.42	5.57
MSCI EAFE (Europe, Australia, Far East) Index — NDTR-D(3)	11.17	21.59	9.83
Russell 3000 Index(3)(4)	5.14	13.63	5.05
Principal LifeTime 2050 Blended Index (3)(5)	6.80	14.08	6.99
Morningstar Target-Date 2030+ Category Average	6.54	12.61	6.03

(1)	Class J shares were first sold on June 15, 2001. The returns for the periods prior to that date are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. The Institutional Class shares were first sold on March 1, 2001.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

(4)	The Manager and portfolio manager believe the Russell 3000 Index is a better representation of the universe of investment choices open to the Fund under its investment philosophy than the S&P 500 Index. The S&P 500 Index is also shown.

(5)	The weightings for this blended index as of March 31, 2007, were 64.2% Russell 3000 Index, 25.8% MSCI EAFE NDTR-D Index, and 10.0% Lehman Brothers Aggregate Bond Index. Effective March 31, 2008, the weightings for this blended index will be 64.2% Russell 3000 Index, 25.8% MSCI EAFE NDTR-D Index, and 10.0% Lehman Brothers Aggregate Bond Index.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

26 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Fees and Expenses of the Principal LifeTime Funds
The following table shows the operating expenses (expressed as a percentage of average daily net assets) incurred by the Class J shares of the Principal LifeTime Funds during the fiscal year ended October 31, 2007. The table also shows the estimated amount of expenses (expressed as a percentage of average daily net assets) indirectly incurred by the Principal LifeTime Funds through their investments in the underlying funds based on expenses of the underlying funds for the fiscal year ended October 31, 2007.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Class J Shares
						Principal
	Principal	Principal	Principal	Principal	Principal	LifeTime
	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	Strategic
	2010	2020	2030	2040	2050	Income
For the year ended October 31, 2007	Fund	Fund	Fund	Fund	Fund	Fund

Management Fees	0.1225%	0.1225%	0.1225%	0.1225%	0.1225%	0.1225%
12b-1 Fees	0.4500	0.4500	0.4500	0.4500	0.4500	0.4500
Other Expenses	0.0600	0.0600	0.0800	0.1200	0.2100	0.1100

Total Gross Operating Fees and Expenses (1)	0.6325%	0.6325%	0.6525%	0.6925%	0.7825%	0.6825%
Expense Reimbursement at Principal LifeTime Fund Level (2)	0.0500	0.0500	0.0500	0.0500	0.0500	0.0500

Net Operating Fees and Expenses	0.5825%	0.5825%	0.6025%	0.6425%	0.7325%	0.6325%
Acquired Fund (Underlying Fund) Operating Expenses	0.6500	0.7000	0.7300	0.7500	0.7600	0.5500

Total Annual Fund Operating Expenses	1.2325%	1.2825%	1.3325%	1.3925%	1.4925%	1.1825%

(1)	Expense information has been restated to reflect current fees. Effective January 1, 2008, the Fund’s 12b-1 fees were decreased. Certain other operating expenses of the Principal LifeTime 2050 and Principal LifeTime Strategic Income Fund have been increased effective February 29, 2008.

(2)	The Distributor has contractually agreed to limit the Fund’s 12b-1 fees normally payable by the Fund through the period ending December 31, 2008. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.40% for Class J shares.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class J Shares
	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10

Principal LifeTime 2010 Fund	$226	$402	$699	$1,544	$126	$402	$699	$1,544
Principal LifeTime 2020 Fund	231	417	725	1,600	131	417	725	1,600
Principal LifeTime 2030 Fund	236	433	752	1,656	136	433	752	1,656
Principal LifeTime 2040 Fund	242	451	783	1,723	142	451	783	1,723
Principal LifeTime 2050 Fund	252	482	836	1,833	152	482	836	1,833
Principal LifeTime Strategic Income Fund	221	386	672	1,487	121	386	672	1,487

Principal Investors Fund	RISK/RETURN SUMMARY 27
www.principal.com

Partners Largecap Blend Fund
(effective 06/13/2008, this Fund will be known as LargeCap Blend Fund II)

Sub-Advisor(s):	T. Rowe Price Associates, Inc. (“T. Rowe Price”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in an aggressively managed portfolio of common stocks, but who prefer investing in larger, established companies.

Main Strategies and Risks
The Fund pursues its investment objective by investing primarily in equity securities of U.S. companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of companies with large market capitalizations (those with market capitalizations within the range of companies in the S&P 500 Index (as of December 31, 2007 this range was between approximately $0.7 billion and $511.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock.

The Fund will generally remain fully invested (less than 5% cash reserves) and will have approximately the same industry weightings as compared to the S&P 500 Index. While the majority of assets will be invested in large-capitalization U.S. common stocks, small- and mid-capitalization stocks and foreign stocks (up to 25% of total assets) may also be purchased in keeping with Fund objectives. Securities may be sold for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The market capitalization of companies in the Fund’s portfolio and the S&P 500 Index will change over time, and the Fund will not automatically sell or cease to purchase a stock of a company it already owns just because the company’s market capitalization grows or falls outside of the index range. In addition, the Fund has the ability to purchase stocks whose market capitalization falls below the range of companies in the S&P 500 Index.

T. Rowe Price uses a disciplined portfolio construction process whereby it weights each sector approximately the same as the S&P 500 Index. Individual holdings within each sector, and their weights within the portfolio, can vary substantially from the S&P 500 Index. T. Rowe Price generally purchases for the Fund securities issued by companies in the S&P 500 Index, and therefore, its stock selection process will result in the purchase of both growth and value stocks.

A team of T. Rowe Price equity analysts is directly responsible for selecting stocks for the Fund. Analysts select stocks from the industries they cover based on rigorous fundamental analysis that assesses the quality of the business franchise, earnings growth potential for the company, and stock valuation. The Fund seeks to take full advantage of the analysts’ focused expertise in their industries. A team of portfolio managers supervises the analysts and has the responsibility for the overall structure of the Fund and coordinating Fund investments. They also oversee the quantitative analysis that helps the analysts manage their industry-specific portfolios.

In pursuing its investment objective, the Fund’s management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and foreign currencies; as an efficient means of increasing or decreasing fund overall exposure to a specific part or broad segment of the U.S. or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices, and foreign currencies.

28 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Derivatives Risk
•	Value Stock Risk
•	Market Segment (LargeCap) Risk
•	Growth Stock Risk
•	Securities Lending Risk

T. Rowe Price became the Sub-Advisor to the Fund effective March 9, 2004.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	14.02%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-15.63%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	Past 1 Year	Past 5 Year	Life of Fund
Class J (before taxes)	4.12	11.14	3.97
(after taxes on distributions) (2)	2.34	10.12	3.28
(after taxes on distributions and sale of shares) (2)	4.35	9.49	3.26
S&P 500 Index (3)	5.49	12.83	3.30
Morningstar Large Blend Category Average	6.16	12.63	2.59

(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. Institutional Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 29
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class J
Management Fees	0.74%
12b-1 Fees	0.45
Other Expenses	0.17

Total Annual Fund Operating Expenses (1)	1.36%
Expense Reimbursement (2)	0.05

Net Expenses	1.31%

(1)	Expense information has been restated to reflect current fees. Effective January 1, 2008, the Fund’s 12b-1 fees were decreased. Certain other operating expenses of the Fund have increased effective February 29, 2008.

(2)	The Distributor has contractually agreed to limit the Fund’s 12b-1 fees normally payable by the Fund through the period ending December 31, 2008. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.40% for Class J shares.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class J	$233	$426	$740	$1,631	$133	$426	$740	$1,631

30 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Partners Largecap Blend Fund I
(effective 06/13/2008, this Fund will be known as LargeCap Blend Fund I)

Sub-Advisor(s):	Goldman Sachs Asset Management, L.P. (“GSAM”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in larger, established companies.

Main Strategies and Risks
The Fund seeks its objective through investment in a broadly diversified portfolio of large cap and blue chip equity investments representing all major sectors of the U.S. economy. Under normal market conditions, the Fund invests at least 80% of its assets (not including securities lending collateral and any investment of that collateral) in “equity securities” of companies with large market capitalizations (those with market capitalizations similar to companies in the S&P 500 Index (as of December 31, 2007, the range was between approximately $0.7 billion and $511.9 billion)) measured at the time of purchase. Market capitalization is defined as total current market value of a company’s “publicly-issued securities”. Up to 25% of Fund assets may be invested in foreign securities.

GSAM seeks to outperform the S&P 500 Index by overweighting stocks that it believes are more likely to outperform the benchmark while underweighting stocks that it believes will lag the Index. GSAM seeks to add value from stock selection rather than sector rotation strategies or market timing. Its approach is to combine traditional fundamental analysis with sophisticated quantitative modeling and to carefully construct and manage the risk in the portfolio.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Active Trading Risk
•	Underlying Fund Risk
•	Derivatives Risk
•	Value Stock Risk
•	Exchange Rate Risk
•	Market Segment (LargeCap) Risk
•	Growth Stock Risk
•	Foreign Securities Risk
•	Securities Lending Risk

GSAM became Sub-Advisor to the Fund on December 16, 2002.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	14.11%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-17.73%

Principal Investors Fund	RISK/RETURN SUMMARY 31
www.principal.com

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Class J (before taxes)	0.76	11.07	0.25
(after taxes on distributions) (2)	0.25	10.89	0.12
(after taxes on distributions and sale of shares) (2)	1.19	9.66	0.19
S&P 500 Index (3)	5.49	12.83	3.30
Morningstar Large Blend Category Average	6.16	12.63	2.59

(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as of October 31, 2007

For the year ended October 31, 2007	Class J
Management Fees	0.44%
12b-1 Fees	0.45
Other Expenses	0.16

Total Annual Fund Operating Expenses (1)	1.05%
Expense Reimbursement (2)	0.05

Net Expenses	1.00%

(1)	Expense information has been restated to reflect current fees. Effective January 1, 2008, the Fund’s 12b-1 fees were decreased.

(2)	The Distributor has contractually agreed to limit the Fund’s 12b-1 fees normally payable by the Fund through the period ending December 31, 2008. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.40% for Class J shares.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class J	$202	$329	$575	$1,278	$102	$329	$575	$1,278

32 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

LargeCap Growth Fund

Sub-Advisor(s):	Columbus Circle Investors (“CCI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks
The Fund invests primarily in common stocks and other equity securities of large capitalization companies with strong earnings growth potential. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000® Growth Index (as of December 31, 2007 this range was between approximately $0.6 billion and $527.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. To meet its investment objective, the Fund may invest in initial public offerings.

CCI uses a bottom-up approach (focusing on individual stock selection rather than forecasting market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on the premise that companies doing better than expected will have rising securities prices, while companies producing less than expected results will not. CCI refers to its discipline as positive momentum and positive surprise.

Through in depth analysis of company fundamentals in the context of the prevailing economic environment, CCI’s team of investment professionals selects companies that meet the criteria of positive momentum in a company’s progress and positive surprise in reported results.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Underlying Fund Risk
•	Exchange Rate Risk
•	Derivatives Risk
•	Active Trading Risk
•	Foreign Securities Risk
•	Securities Lending Risk
•	Market Segment (LargeCap) Risk
•	Growth Stock Risk
•	Initial Public Offerings Risk

CCI became the Fund’s Sub-Advisor on January 5, 2005.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	13.49%
Lowest return for a quarter during the period of the bar chart above:	Q1 ’01	-23.94%

Principal Investors Fund	RISK/RETURN SUMMARY 33
www.principal.com

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Class J (before taxes)	21.25	14.56	-0.24
(after taxes on distributions) (2)	20.92	14.42	-0.34
(after taxes on distributions and sale of shares) (2)	14.26	12.78	-0.23
Russell 1000 Growth Index (3)	11.81	12.11	0.23
Morningstar Large Growth Category Average	13.35	12.75	0.15

(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class J
Management Fees	0.62%
12b-1 Fees	0.45
Other Expenses	0.26

Total Annual Fund Operating Expenses (1)	1.33%
Expense Reimbursement (2)	0.05

Net Expenses	1.28%

(1)	Expense information has been restated to reflect current fees. Effective January 16, 2007, the Fund’s management fees were increased. Effective January 1, 2008, the Fund’s 12b-1 fees were decreased.

(2)	The Distributor has contractually agreed to limit the Fund’s 12b-1 fees normally payable by the Fund through the period ending December 31, 2008. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.40% for Class J shares.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class J	$230	$416	$724	$1,597	$130	$416	$724	$1,597

34 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Partners Largecap Growth Fund I
(effective 06/13/2008, this Fund will be known as LargeCap Growth Fund I)

Sub-Advisor(s):	T. Rowe Price Associates, Inc. (“T. Rowe Price”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks
The Fund seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies with large market capitalizations that exhibit strong growth and free cash flow potential. These companies are generally characterized as “growth” companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with market capitalizations within the range of companies in the Russell 1000® Growth Index (as of December 31, 2007, this range was between approximately $0.6 billion and $527.8 billion) at the time of purchase. The Fund’s investments in foreign companies will be limited to 25% of its total assets. The Fund may also purchase futures and options, in keeping with Fund objectives.

The market capitalization of companies in the Fund’s portfolio and the Russell index will change over time, and the Fund will not automatically sell or cease to purchase the stock of a company it already owns just because the company’s market capitalization grows or falls outside of the index range.

T. Rowe Price generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

In pursuing its investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities. The Fund may actively trade securities in an attempt to achieve its investment objective.

Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and foreign currencies; as an efficient means of increasing or decreasing overall fund exposure to a specific part or broad segment of the U.S. or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices and foreign currencies.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Exchange Rate Risk
•	Foreign Securities Risk
•	Derivatives Risk
•	Growth Stock Risk
•	Underlying Fund Risk

•	Market Segment (LargeCap) Risk

•	Active Trading Risk

•	Securities Lending Risk

Principal Investors Fund	RISK/RETURN SUMMARY 35
www.principal.com

T. Rowe Price became Sub-Advisor to the Fund on August 24, 2004.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	12.66%
Lowest return for a quarter during the period of the bar chart above:	Q1 ’01	-18.76%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Class J (before taxes)	6.58	9.89	-1.22
(after taxes on distributions) (2)	5.74	9.38	-1.55
(after taxes on distributions and sale of shares) (2)	5.24	8.53	-1.09
Russell 1000 Growth Index (3)	11.81	12.11	0.23
Morningstar Large Growth Category Average	13.35	12.75	0.15

(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. The Institutional Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

36 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class J
Management Fees	0.73%
12b-1 Fees	0.45
Other Expenses	0.28

Total Annual Fund Operating Expenses (1)	1.46%
Expense Reimbursement (2)	0.05

Net Expenses	1.41%

(1)	Expense information has been restated to reflect current fees. Effective January 1, 2008, the Fund’s 12b-1 fees were decreased.

(2)	The Distributor has contractually agreed to limit the Fund’s 12b-1 fees normally payable by the Fund through the period ending December 31, 2008. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.40% for Class J shares.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class J	$244	$457	$793	$1,742	$144	$457	$793	$1,742

Principal Investors Fund	RISK/RETURN SUMMARY 37
www.principal.com

Partners Largecap Growth Fund II
(effective 06/13/2008, this Fund will be known as LargeCap Growth Fund II)

Sub-Advisor(s):	American Century Investment Management, Inc. (“American Century”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks
Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index (as of December 31, 2007, the range was between approximately $0.6 billion and $527.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock.

American Century selects stocks of larger-sized companies it believes will increase in value over time using a growth investment strategy it developed. In implementing this strategy, American Century uses a bottom-up approach to stock selection. This means that American Century makes investment decisions based primarily on its analysis of individual companies, rather than on broad economic forecasts. Management of the Fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow.

Using its extensive computer database, as well as other primary analytical research tools, American Century tracks financial information for individual companies to identify and evaluate trends in earnings, revenues, and other business fundamentals. Under normal market conditions, the Fund’s portfolio will primarily consist of securities of companies demonstrating business improvement. Analytical indicators helping to identify signs of business improvement could include accelerating earnings or revenue growth rates, increasing cash flows, or other indications of the relative strength of a company’s business. These techniques help American Century buy or hold the stocks of companies it believes have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.

Although American Century intends to invest the Fund’s assets primarily in U.S. stocks, the Fund may invest up to 25% of its assets in securities of foreign companies. Most of the Fund’s foreign investments are in companies located and doing business in developed countries.

American Century does not attempt to time the market. Instead, under normal market conditions, it intends to keep the Fund essentially fully invested in stocks regardless of the movement of stock prices generally. When American Century believes it is prudent, the Fund may invest a portion of its assets in debt securities, options, preferred stock and equity equivalent securities, such as convertible securities, stock futures contracts or stock index futures contracts. Futures contracts, a type of derivative security, can help the Fund’s cash assets remain liquid while performing more like stocks.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk

•	Foreign Exchange Rate Risk

•	Securities Lending Risk

•	Derivatives Risk
•	Growth Stock Risk

•	Market Segment (LargeCap) Risk

•	Foreign Securities Risk

American Century has been the Fund’s Sub-Advisor since December 6, 2000.

38 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	14.27%
Lowest return for a quarter during the period of the bar chart above:	Q1 ’01	-20.15%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Class J (before taxes)	16.40	12.07	-0.06
(after taxes on distributions) (2)	13.58	10.96	-0.77
(after taxes on distributions and sale of shares) (2)	12.01	10.12	-0.32
Russell 1000 Growth Index (3)	11.81	12.11	0.23
Morningstar Large Growth Category Average	13.35	12.75	0.15

(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. The Institutional Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 39
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class J
Management Fees	0.94%
12b-1 Fees	0.45
Other Expenses	0.31

Total Annual Fund Operating Expenses (1)	1.70%
Expense Reimbursement (2) (3)	0.05

Net Expenses	1.65%

(1)	Expense information has been restated to reflect current fees. Effective October 31, 2007, the Fund’s management fees were decreased. Effective January 1, 2008, the Fund’s 12b-1 fees were decreased. Certain other operating expenses of the Fund have increased effective February 29, 2008

(2)	The Distributor has contractually agreed to limit the Fund’s 12b-1 fees normally payable by the Fund through the period ending December 31, 2008. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.40% for Class J shares.

(3)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class J shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.75%.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class J	$268	$531	$918	$2,004	$168	$531	$918	$2,004

40 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

LargeCap S&P 500 Index Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive, rather than active, management style.

Main Strategies and Risks
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies that compose the S&P 500 Index. PGI attempts to mirror the investment performance of the Index by allocating the Fund’s assets in approximately the same weightings as the S&P 500. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. As of December 31, 2007, the market capitalization range of the Index was between approximately $0.7 billion and $511.9 billion. Over the long-term, PGI seeks a very close correlation between performance of the Fund, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Fund uses an indexing strategy and is not managed according to traditional methods of “active” investment management. Active management would include buying and selling securities based on economic, financial and investment judgment. Instead, the Fund uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, PGI focuses on tracking the S&P 500. PGI may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.

The correlation between Fund and Index performance may be affected by the Fund’s expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Fund shares. The Fund may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.

Because of the difficulty and expense of executing relatively small stock trades, the Fund may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Fund’s portfolio may be weighted differently from the S&P 500, particularly if the Fund has a small level of assets to invest. In addition, the Fund’s ability to match the performance of the S&P 500 is affected to some degree by the size and timing of cash flows into and out of the Fund. The Fund is managed to attempt to minimize such effects.

PGI reserves the right to omit or remove any of the S&P 500 stocks from the Fund if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Fund if extraordinary events or financial conditions lead PGI to believe that it should not be a part of the Fund’s assets. PGI may also elect to omit any S&P 500 stocks from the Fund if such stocks are issued by an affiliated company.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Market Segment (LargeCap) Risk
•	Securities Lending Risk

NOTE:	“Standard & Poor’s 500” and “S&P 500®” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed by Principal. The Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

Principal Investors Fund	RISK/RETURN SUMMARY 41
www.principal.com

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	14.93%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-17.49%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Class J (before taxes)	3.76	11.74	1.90
(after taxes on distributions) (2)	3.39	11.30	1.59
(after taxes on distributions and sale of shares) (2)	2.94	10.21	1.57
S&P 500 Index (3)	5.49	12.83	3.30
Morningstar Large Blend Category Average	6.16	12.63	2.59

(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

42 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class J
Management Fees	0.15%
12b-1 Fees	0.45
Other Expenses	0.16

Total Annual Fund Operating Expenses (1)	0.76%
Expense Reimbursement (2)	0.05

Net Expenses	0.71%

(1)	Expense information has been restated to reflect current fees. Effective January 1, 2008, the Fund’s 12b-1 fees were decreased. Certain other operating expenses of the Fund have increased effective February 29, 2008.

(2)	The Distributor has contractually agreed to limit the Fund’s 12b-1 fees normally payable by the fund through the period ending December 31, 2008. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.40% for Class J shares.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class J	$173	$238	$418	$938	$73	$238	$418	$928

Principal Investors Fund	RISK/RETURN SUMMARY 43
www.principal.com

LargeCap Value Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

Main Strategies and Risks
The Fund invests primarily in common stock and other equity securities of large capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000® Value Index, which as of December 31, 2007 ranged between approximately $0.5 billion and $527.8 billion) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities.

The Fund invests in stocks that, in the opinion of PGI, are undervalued in the marketplace at the time of purchase. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to the overall market. Securities for the Fund are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on four key elements:

•	determination that a stock is selling below its fair market value;
•	early recognition of changes in a company’s underlying fundamentals;
•	evaluation of the sustainability of fundamental changes; and
•	monitoring a stock’s behavior in the market to assess the timeliness of the investment.

The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Underlying Fund Risk
•	Exchange Rate Risk
•	Derivatives Risk
•	Active Trading Risk
•	Foreign Securities Risk
•	Market Segment (LargeCap) Risk
•	Value Stock Risk
•	Securities Lending Risk

44 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	14.93%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-15.25%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Class J (before taxes)	-1.34	11.68	5.11
(after taxes on distributions) (2)	-2.94	10.84	4.53
(after taxes on distributions and sale of shares) (2)	0.80	10.09	4.33
Russell 1000 Value Index (3)	-0.17	14.63	6.74
Morningstar Large Value Category Average	1.42	13.16	5.13

(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 45
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class J
Management Fees	0.44%
12b-1 Fees	0.45
Other Expenses	0.21

Total Annual Fund Operating Expenses (1)	1.10%
Expense Reimbursement (2)	0.05

Net Expenses	1.05%

(1)	Expense information has been restated to reflect current fees. Effective January 1, 2008, the Fund’s 12b-1 fees were decreased.

(2)	The Distributor has contractually agreed to limit the Fund’s 12b-1 fees normally payable by the Fund through the period ending December 31, 2008. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.40% for Class J shares.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class J	$207	$345	$601	$1,336	$107	$345	$601	$1,336

46 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Partners Largecap Value Fund
(effective 06/13/2008, this Fund will be known as LargeCap Value Fund III)

Sub-Advisor(s):	AllianceBernstein L.P. (“AllianceBernstein”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

Main Strategies and Risks
The Fund invests primarily in undervalued equity securities of companies among the 750 largest by market capitalization that the Sub-Advisor, AllianceBernstein, believes offer above-average potential for growth in future earnings. Under normal market conditions, the Fund generally invests at least 80% of its assets in companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000® Value Index (as of December 31, 2007, this range was between approximately $0.5 billion and $527.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

AllianceBernstein employs an investment strategy, generally described as “value” investing. The firm seeks securities that exhibit low financial ratios, can be acquired for less than what AllianceBernstein believes is the issuer’s intrinsic value, or whose price appears attractive relative to the value of the dividends expected to be paid by the issuer in the future.

Value oriented investing entails a strong “sell discipline” in that it generally requires the sale of securities that have reached their intrinsic value or a target financial ratio. Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to AllianceBernstein to have strong potential for capital appreciation or securities of “special situation” companies. A special situation company is one that AllianceBernstein believes has potential for significant future earnings growth but has not performed well in the recent past. These situations include companies with management changes, corporate or asset restructuring or significantly undervalued assets. For AllianceBernstein, identifying special situation companies and establishing an issuer’s intrinsic value involves fundamental research about such companies and issuers.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Underlying Fund Risk
•	Exchange Rate Risk
•	Derivatives Risk
•	Value Stock Risk
•	Securities Lending Risk
•	Market Segment (LargeCap) Risk
•	Foreign Securities Risk

Principal Investors Fund	RISK/RETURN SUMMARY 47
www.principal.com

AllianceBernstein has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	15.40%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-18.69%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	Past 1 Year	Past 5 Year	Life of Fund
Class J (before taxes)	-5.18	11.41	6.98
(after taxes on distributions) (2)	-6.33	10.74	6.48
(after taxes on distributions and sale of shares) (2)	-1.89	9.95	6.04
Russell 1000 Value Index (3)	-0.17	14.63	6.74
Morningstar Large Value Category Average	1.42	13.16	5.13

(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. The Institutional Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

48 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class J
Management Fees	0.76%
12b-1 Fees	0.45
Other Expenses	0.18

Total Annual Fund Operating Expenses (1)	1.39%
Expense Reimbursement (2)	0.05

Net Expenses	1.34%

(1)	Expense information has been restated to reflect current fees. Effective January 1, 2008, the Fund’s 12b-1 fees were decreased.

(2)	The Distributor has contractually agreed to limit the Fund’s 12b-1 fees normally payable by the Fund through the period ending December 31, 2008. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.40% for Class J shares.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class J	$236	$435	$756	$1,664	$136	$435	$756	$1,664

Principal Investors Fund	RISK/RETURN SUMMARY 49
www.principal.com

MidCap Blend Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.

Main Strategies and Risks
The Fund invests primarily in common stocks and other equity securities of medium capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap® Index (as of December 31, 2007, this range was between approximately $0.5 billion and $42.1 billion) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities.

In selecting securities for investment, PGI looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a “blend” of stocks with these characteristics. In managing the assets of the Fund, PGI does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.

PGI believes that superior stock selection is the key to consistent out-performance. PGI seeks to achieve superior stock selection by systematically evaluating company fundamentals and in-depth original research.

PGI focuses its stock selections on established companies that it believes have a sustainable competitive advantage. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

The Fund may purchase securities issued as part of, or a short period after, companies’ initial public offerings and may at times dispose of those shares shortly after their acquisition.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	MidCap Stock Risk
•	Derivatives Risk
•	Growth Stock Risk
•	Initial Public Offerings Risk
•	Securities Lending Risk
•	Market Segment (MidCap) Risk
•	Value Stock Risk
•	Active Trading Risk

50 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	13.87%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’01	-10.76%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Class J (before taxes)	7.79	15.31	9.10
(after taxes on distributions) (2)	6.10	14.17	8.32
(after taxes on distributions and sale of shares) (2)	7.14	13.33	7.88
Russell Midcap Index (3)	5.60	18.21	8.98
Morningstar Mid-Cap Blend Category Average	4.85	15.64	7.26

(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 51
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class J
Management Fees	0.64%
12b-1 Fees	0.45
Other Expenses	0.19

Total Annual Fund Operating Expenses (1)	1.28%
Expense Reimbursement (2)	0.05

Net Expenses	1.23%

(1)	Expense information has been restated to reflect current fees. Effective January 1, 2008, the Fund’s 12b-1 fees were decreased. Certain other operating expenses of the Fund have increased effective February 29, 2008.

(2)	The Distributor has contractually agreed to limit the Fund’s 12b-1 fees normally payable by the Fund through the period ending December 31, 2008. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.40% for Class J shares.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class J	$225	$401	$697	$1,541	$125	$401	$697	$1,541

52 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

MidCap Growth Fund

Sub-Advisor(s):	Columbus Circle Investors (“CCI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks
The Fund invests primarily in common stocks of medium capitalization companies with strong earnings growth potential. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell Midcap Growth Index (as of December 31, 2007, this range was between approximately $0.6 billion and $42.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock.

The Sub-Advisor, CCI, uses a bottom-up approach (focusing on individual stock selection rather than forecasting stock market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on the premise that companies doing better than expected will have rising securities prices, while companies producing less than expected results will not. CCI refers to its discipline as positive momentum and positive surprise.

Through in-depth analysis of company fundamentals in the context of the prevailing economic environment, CCI’s team of investment professionals seeks to select companies that meet the criteria of positive momentum in a company’s progress and positive surprise in reported results.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Small Company Risk
•	Derivatives Risk
•	Growth Stock Risk
•	Initial Public Offerings Risk
•	Securities Lending Risk
•	Market Segment (MidCap) Risk
•	Active Trading Risk
•	MidCap Stock Risk

Principal Investors Fund	RISK/RETURN SUMMARY 53
www.principal.com

CCI became the Fund’s Sub-Advisor on January 5, 2005.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	35.48%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’01	-36.65%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Class J (before taxes)	27.79	16.04	-1.62
(after taxes on distributions) (2)	26.34	15.78	-1.78
(after taxes on distributions and sale of shares) (2)	19.68	14.13	-1.38
Russell Midcap Growth Index (3)	11.43	17.90	4.05
Morningstar Mid-Cap Growth Category Average	15.09	16.33	2.88

(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

54 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class J
Management Fees	0.65%
12b-1 Fees	0.45
Other Expenses	0.39

Total Annual Fund Operating Expenses (1)	1.49%
Expense Reimbursement (2)	0.05

Net Expenses	1.44%

(1)	Expense information has been restated to reflect current fees. Effective January 1, 2008, the Fund’s 12b-1 fees were decreased. Certain other operating expenses of the Fund have increased effective February 29, 2008.

(2)	The Distributor has contractually agreed to limit the Fund’s 12b-1 fees normally payable by the Fund through the period ending December 31, 2008. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.40% for Class J shares.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class J	$247	$466	$808	$1,775	$147	$466	$808	$1,775

Principal Investors Fund	RISK/RETURN SUMMARY 55
www.principal.com

Partners MidCap Growth Fund
(effective 06/13/2008, this Fund will be known as MidCap Growth Fund III)

Sub-Advisor(s):	Turner Investment Partners, Inc. (“Turner”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks
The Fund invests primarily in common stocks and other equity securities of U.S. companies with strong earnings growth potential. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell Midcap Growth Index (as of December 31, 2007 this range was between approximately $0.6 billion and $42.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may purchase securities issued as part of, or a short period after, companies’ initial public offerings and may at times dispose of those shares shortly after their acquisition.

The Fund invests in securities of companies that are diversified across economic sectors. It attempts to maintain sector concentrations that approximate those of its current benchmark, the Russell Midcap Growth Index. The Fund is not an index fund and does not limit its investment to the securities of issuers in the Russell Midcap Growth Index. The Fund may invest up to 25% of its assets in securities of foreign companies.

Turner selects stocks that it believes have strong earnings growth potential. Turner invests in companies with strong earnings dynamics, and sells those with deteriorating earnings prospects. Turner believes forecasts for market timing and sector rotation are unreliable and introduce an unacceptable level of risk. As a result, under normal market conditions the Fund is fully invested.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Small Company Risk
•	Derivatives Risk
•	Growth Stock Risk
•	Initial Public Offerings Risk
•	Underlying Fund Risk

•	Market Segment (MidCap) Risk

•	Active Trading Risk
•	MidCap Stock Risk

•	Securities Lending Risk

56 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Turner has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	24.74%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’01	-31.53%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Class J (before taxes)	22.63	18.89	1.38
(after taxes on distributions) (2)	21.37	18.52	1.15
(after taxes on distributions and sale of shares) (2)	16.41	16.73	1.17
Russell Midcap Growth Index (3)	11.43	17.90	4.05
Morningstar Mid-Cap Growth Category Average	15.09	16.33	2.88

(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 57
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class J
Management Fees	0.99%
12b-1 Fees	0.45
Other Expenses	0.27

Total Annual Fund Operating Expenses (1)	1.71%
Expense Reimbursement (2)	0.05

Net Expenses	1.66%

(1)	Expense information has been restated to reflect current fees. Effective October 31, 2007, the Fund’s management fees were decreased. Effective January 1, 2008, the Fund’s 12b-1 fees were decreased. Certain other operating expenses of the Fund have increased effective February 29, 2008.

(2)	The Distributor has contractually agreed to limit the Fund’s 12b-1 fees normally payable by the Fund through the period ending December 31, 2008. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.40% for Class J shares.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class J	$269	$534	$923	$2,015	$169	$534	$923	$2,015

58 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

MidCap S&P 400 Index Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive, rather than active, management style.

Main Strategies and Risks
Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor’s (“S&P”) MidCap 400 Index. The Sub-Advisor, PGI, attempts to mirror the investment performance of the Index by allocating the Fund’s assets in approximately the same weightings as the S&P MidCap 400. The S&P MidCap 400 is an unmanaged index of 400 common stocks of medium sized U.S. (and some Canadian) companies. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. As of December 31, 2007, the market capitalization range of the Index was between approximately $0.3 million and $12.4 billion. Over the long-term, PGI seeks a very close correlation between performance of the Fund, before expenses, and that of the S&P MidCap 400. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Fund uses an indexing strategy and is not managed according to traditional methods of “active” investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Fund uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, PGI focuses on tracking the S&P MidCap 400. PGI may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.

The correlation between Fund and Index performance may be affected by the Fund’s expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Fund shares. The Fund may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.

Because of the difficulty and expense of executing relatively small stock trades, the Fund may not always be invested in the less heavily weighted S&P MidCap 400 stocks. At times, the Fund’s portfolio may be weighted differently from the S&P MidCap 400, particularly if the Fund has a small level of assets to invest. In addition, the Fund’s ability to match the performance of the S&P MidCap 400 is affected to some degree by the size and timing of cash flows into and out of the Fund. The Fund is managed to attempt to minimize such effects.

PGI reserves the right to omit or remove any of the S&P MidCap 400 stocks from the Fund if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Fund if extraordinary events or financial conditions lead PGI to believe that it should not be a part of the Fund’s assets.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	MidCap Stock Risk
•	Market Segment (MidCap) Risk
•	Securities Lending Risk
•	Derivatives Risk

NOTE:	“Standard & Poor’s MidCap 400” and “S&P MidCap 400” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed by Principal. The Fund is not sponsored, endorsed, sold or promoted by Standard and Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

Principal Investors Fund	RISK/RETURN SUMMARY 59
www.principal.com

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	17.50%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-16.87%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Class J (before taxes)	6.22	14.99	7.91
(after taxes on distributions) (2)	4.92	14.23	7.36
(after taxes on distributions and sale of shares) (2)	5.47	13.04	6.79
S&P MidCap 400 Index (3)	7.98	16.20	8.76
Morningstar Mid-Cap Blend Category Average	4.85	15.64	7.26

(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

60 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class J
Management Fees	0.15%
12b-1 Fees	0.45
Other Expenses	0.24

Total Annual Fund Operating Expenses (1)	0.84%
Expense Reimbursement (2)	0.05

Net Expenses	0.79%

(1)	Expense information has been restated to reflect current fees. Effective January 1, 2008, the Fund’s 12b-1 fees were decreased. Certain other operating expenses of the Fund have increased effective February 29, 2008.

(2)	The Distributor has contractually agreed to limit the Fund’s 12b-1 fees normally payable by the Fund through the period ending December 31, 2008. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.40% for Class J shares.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class J	$181	$263	$461	$1,033	$81	$263	$461	$1,033

Principal Investors Fund	RISK/RETURN SUMMARY 61
www.principal.com

MidCap Value Fund
(effective 06/13/2008, this Fund will be known as MidCap Value Fund III)

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”) and Barrow, Hanley, Mewhinney & Strauss, Inc. (“BHMS”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.

Main Strategies and Risks
The Fund invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell Midcap Value Index (as of December 31, 2007, this range was between approximately $0.5 billion and $42.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities. The Fund may purchase securities issued as part of, or a short period after, companies’ initial public offerings and may at times dispose of those shares shortly after their acquisition.

The portion of Fund assets managed by PGI is invested in stocks that, in the opinion of PGI, are undervalued in the marketplace at the time of purchase. This value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields. The Fund’s investments are selected primarily on the basis of fundamental security analysis, focusing on the company’s financial stability, sales, earnings, dividend trends, return on equity and industry trends. The Fund often invests in stocks considered temporarily out of favor. Investors often over react to bad news and do not respond quickly to good news. This results in undervalued stocks of the type held by this Fund.

The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

The BHMS investment strategy emphasizes low P/E ratios, low price to book ratios and high dividend yields, which should offer protection in a declining market environment. In a rising market environment, BHMS expects these securities to benefit from growth in profitability and earnings. The firm conducts its own market research and believes that individual stock selection is more important than sector weightings. BHMS normally does not time the market for short-term gains.

Principal determines the portion of the Fund’s assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor’s firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

62 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Small Company Risk
•	Derivatives Risk
•	Value Stock Risk
•	Initial Public Offerings Risk
•	Securities Lending Risk
•	Market Segment (MidCap) Risk
•	Active Trading Risk
•	MidCap Stock Risk

PGI has been the Fund’s Sub-Advisor since December 6, 2000. BHMS was added as an additional Sub-Advisor on July 13, 2005.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	14.64%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-12.89%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Class J (before taxes)	-1.74	13.48	9.13
(after taxes on distributions) (2)	-3.26	11.73	7.77
(after taxes on distributions and sale of shares) (2)	0.43	11.18	7.46
Russell Midcap Value Index (3)	-1.42	17.92	11.24
Morningstar Mid-Cap Value Category Average	0.83	15.55	8.91

(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 63
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class J
Management Fees	0.65%
12b-1 Fees	0.45
Other Expenses	0.20

Total Annual Fund Operating Expenses (1)	1.30%
Expense Reimbursement (2)	0.05

Net Expenses	1.25%

(1)	Expense information has been restated to reflect current fees. Effective January 1, 2008, the Fund’s 12b-1 fees were decreased. Certain other operating expenses of the Fund have increased effective February 29, 2008.

(2)	The Distributor has contractually agreed to limit the Fund’s 12b-1 fees normally payable by the Fund through the period ending December 31, 2008. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.40% for Class J shares.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class J	$227	$407	$708	$1,563	$127	$407	$708	$1,563

64 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Partners MidCap Value Fund
(effective 06/13/2008, this Fund will be known as MidCap Value Fund II)

Sub-Advisor(s):	Neuberger Berman Management, Inc. (“Neuberger Berman”) and Jacobs Levy Equity Management, Inc. (“Jacobs Levy”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.

Main Strategies and Risks
The Fund invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with a medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap® Value Index (as of December 31, 2007, this range was between approximately $0.5 billion and $42.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. Companies may range from the well-established and well-known to the new and unseasoned. The Fund may invest up to 25% of its assets in securities of foreign companies.

Each of the Sub-Advisors selects stocks using a value oriented investment approach.

Neuberger Berman identifies value stocks in several ways. Factors it considers in identifying value stocks may include:

•	strong fundamentals, such as a company’s financial, operational, and competitive positions;
•	consistent cash flow; and
•	a sound earnings record through all phases of the market cycle.

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value. This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive.

Jacobs Levy selects stocks by using proprietary research that attempts to detect and take advantage of market inefficiencies. Its approach combines human insight and intuition, finance and behavioral theory, and quantitative and statistical methods in a proprietary process it refers to as “disentangling.” The disentangling process evaluates various market inefficiencies simultaneously, isolating each potential source of return. Jacobs Levy believes that disentangling provides more reliable predictions of future stock price behavior than simple single-factor analyses. Security valuation entails sophisticated modeling of large numbers of stocks and proprietary factors based on reasonable, intuitive relationships. The firm examines a wide range of data, including balance sheets and income statements, analyst forecasts, corporate management signals, economic releases, and security prices.

The Fund may purchase securities issued as part of, or a short period after, companies’ initial public offerings and may at times dispose of those shares shortly after their acquisition.

Principal determines the portion of the Fund’s assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor’s firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among Sub-Advisors

Principal Investors Fund	RISK/RETURN SUMMARY 65
www.principal.com

will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Small Company Risk
•	Initial Public Offerings Risk
•	Value Stock Risk
•	MidCap Stock Risk

•	Market Segment (MidCap) Risk

•	Securities Lending Risk

Neuberger Berman has been the Fund’s Sub-Advisor since December 6, 2000. Jacobs Levy was added as an additional Sub-Advisor on June 30, 2006.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q4 ’03	14.36%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-14.59%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Class J (before taxes)	-3.26	14.62	8.91
(after taxes on distributions) (2)	-6.01	12.87	7.73
(after taxes on distributions and sale of shares) (2)	-0.95	12.28	7.43
Russell Midcap Value Index (3)	-1.42	17.92	11.24
Morningstar Mid-Cap Value Category Average	0.83	15.55	8.91

(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. The Institutional Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

66 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class J
Management Fees	0.99%
12b-1 Fees	0.45
Other Expenses	0.15

Total Annual Fund Operating Expenses (1)	1.59%
Expense Reimbursement (2)	0.05

Net Expenses	1.54%

(1)	Expense information has been restated to reflect current fees. Effective January 1, 2008, the Fund’s 12b-1 fees were decreased. Certain other operating expenses of the Fund have increased effective February 29, 2008.

(2)	The Distributor has contractually agreed to limit the Fund’s 12b-1 fees normally payable by the Fund through the period ending December 31, 2008. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.40% for Class J shares.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class J	$257	$497	$861	$1,885	$157	$497	$861	$1,885

Principal Investors Fund	RISK/RETURN SUMMARY 67
www.principal.com

Real Estate Securities Fund

Sub-Advisor(s):	Principal Real Estate Investors, LLC (“Principal - REI”)

Objective:	The Fund seeks to generate a total return.

Investor Profile:	The Fund may be an appropriate investment for investors who seek a total return, want to invest in companies engaged in the real estate industry and can accept the potential for volatile fluctuations in the value of investments.

Main Strategies and Risks
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies principally engaged in the real estate industry. For purposes of the Fund’s investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies. The Fund may invest in smaller capitalization companies.

Real estate investment trusts (“REITs”) are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. REITs are characterized as:

•	equity REITs, which primarily own property and generate revenue from rental income;
•	mortgage REITs, which invest in real estate mortgages; and
•	hybrid REITs, which combine the characteristics of both equity and mortgage REITs.
In selecting securities for the Fund, the Sub-Advisor, Principal - REI, focuses on equity REITs.

The Fund may invest up to 25% of its assets in securities of foreign real estate companies. The Fund is “nondiversified,” which means that it may invest more of its assets in the securities of fewer issuers than diversified mutual funds. Thus, the Fund is subject to non-diversification risk.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Sector Risk
•	Prepayment Risk
•	Derivatives Risk
•	Exchange Rate Risk
•	Underlying Fund Risk
•	Non-Diversification Risk
•	Small Company Risk
•	Real Estate Securities Risk
•	Active Trading Risk
•	Securities Lending Risk

68 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Principal–REI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q4 ’04	17.36%
Lowest return for a quarter during the period of the bar chart above:	Q4 ’07	-11.81%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the periods ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Class J (before taxes)	-18.69	18.33	15.40
(after taxes on distributions) (2)	-22.13	16.23	13.60
(after taxes on distributions and sale of shares) (2)	-7.82	15.81	13.18
MSCI US REIT Index (3)	-16.82	17.91	15.03
Morningstar Specialty - Real Estate Category Average	-14.66	17.70	14.99

(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 69
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class J
Management Fees	0.83%
12b-1 Fees	0.45
Other Expenses	0.19

Total Annual Fund Operating Expenses (1)	1.47%
Expense Reimbursement (2)	0.05

Net Expenses	1.42%

(1)	Expense information has been restated to reflect current fees. Effective January 1, 2008, the Fund’s 12b-1 fees were decreased.

(2)	The Distributor has contractually agreed to limit the Fund’s 12b-1 fees normally payable by the Fund through the period ending December 31, 2008. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.40% for Class J shares.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class J	$245	$460	$798	$1,753	$145	$460	$798	$1,753

70 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

SmallCap Blend Fund
(Closed to new investors as of September 1, 2007)

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

Main Strategies and Risks
The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000® Index (as of December 31, 2007, this range was between approximately $0.03 billion and $8.4 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

In selecting securities for investment, PGI looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a “blend” of stocks with these characteristics. In managing the assets of the Fund, PGI does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.

The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent out-performance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

PGI may purchase securities issued as part of, or a short period after, companies’ initial public offerings (“IPOs”), and may at times dispose of those shares shortly after their acquisition.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risks
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Small Company Risk
•	Derivatives Risk
•	Growth Stock Risk
•	Active Trading Risk
•	Securities Lending Risk
•	Market Segment (SmallCap) Risk
•	Value Stock Risk
•	Initial Public Offerings Risk

Principal Investors Fund	RISK/RETURN SUMMARY 71
www.principal.com

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	19.68%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-16.33%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Class J (before taxes)	0.48	15.44	9.53
(after taxes on distributions) (2)	-1.21	14.35	8.78
(after taxes on distributions and sale of shares) (2)	1.78	13.44	8.26
Russell 2000 Index (3)	-1.57	16.25	8.14
Morningstar Small Blend Category Average	-1.10	15.72	8.97

(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

72 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class J
Management Fees.	0.75%
12b-1 Fees	0.15
Other Expenses	0.18

Total Annual Fund Operating Expenses (1)	1.08%

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have changed effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class J	$210	$343	$595	$1,317	$110	$343	$595	$1,317

Principal Investors Fund	RISK/RETURN SUMMARY 73
www.principal.com

SmallCap Growth Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks
The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Growth Index (as of December 31, 2007, the range was between approximately $0.05 billion and $8.4 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent out-performance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

The Fund may invest in foreign securities, including securities of companies that are located or do business in emerging markets, and in initial public offerings.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Underlying Fund Risk
•	Derivatives Risk
•	Growth Stock Risk
•	Active Trading Risk
•	Emerging Market Risk
•	Market Segment (SmallCap) Risk
•	Small Company Risk
•	Initial Public Offerings Risk
•	Securities Lending Risk

74 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	33.36%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’01	-33.20%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Class J (before taxes)	8.38	15.97	2.84
(after taxes on distributions) (2)	7.36	15.18	2.10
(after taxes on distributions and sale of shares) (2)	6.86	13.97	2.21
Russell 2000 Growth Index (3)	7.05	16.50	4.47
Morningstar Small Growth Category Average	7.59	15.63	4.26

(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 75
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class J
Management Fees	0.75%
12b-1 Fees	0.45
Other Expenses	0.25

Total Annual Fund Operating Expenses (1)	1.45%
Expense Reimbursement (2)	0.05

Net Expenses	1.40%

(1)	Expense information has been restated to reflect current fees. Effective January 1, 2008, the Fund’s 12b-1 fees were decreased.

(2)	The Distributor has contractually agreed to limit the Fund’s 12b-1 fees normally payable by the Fund through the period ending December 31, 2008. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.40% for Class J shares.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class J	$243	$454	$787	$1,731	$143	$454	$787	$1,731

76 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Partners SmallCap Growth Fund I
(effective 06/13/2008, this Fund will be known as SmallCap Growth Fund I)

Sub-Advisor(s):	AllianceBernstein L.P. (“AllianceBernstein”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks
Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of: 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index (as of December 31, 2007, the range was between approximately $0.05 billion and $8.4 billion)) at the time of purchase. The Fund seeks to reduce risk by diversifying among many companies and industries. In addition, the Fund may invest up to 25% of its assets in securities of foreign companies. The Fund may purchase securities issued as part of, or a short period after, companies’ initial public offerings and may at times dispose of those shares shortly after their acquisition.

The Sub-Advisor, AllianceBernstein, employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, it looks for fast-growing companies with above average sales growth and competitive returns on equity relative to their peers. In doing so, AllianceBernstein analyzes such factors as:

•	Earnings growth potential relative to competitors
•	Market share and competitive leadership of the company’s products
•	Quality of management
•	Financial condition (such as debt to equity ratio)
•	Valuation in comparison to a stock’s own historical norms and the stocks of other small-cap companies

AllianceBernstein follows a disciplined selling strategy and may sell a stock when it fails to perform as expected or when other opportunities appear more attractive.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Market Segment (Mid Cap and Small Cap) Risk
•	Derivatives Risk
•	Growth Stock Risk
•	Small Company Risk
•	Securities Lending Risk
•	Initial Public Offerings Risk
•	MidCap Stock Risk
•	Underlying Fund Risk

Principal Investors Fund	RISK/RETURN SUMMARY 77
www.principal.com

Alliance became Sub-Advisor to the Fund on March 29, 2003.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	27.02%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’01	-26.73%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Class J (before taxes)	11.94	16.42	1.59
(after taxes on distributions) (2)	9.97	15.86	1.25
(after taxes on distributions and sale of shares) (2)	9.19	14.37	1.29
Russell 2000 Growth Index (3)	7.05	16.50	4.47
Morningstar Small Growth Category Average	7.59	15.63	4.26

(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. The Institutional Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

78 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class J
Management Fees	1.10%
12b-1 Fees	0.45
Other Expenses	0.49

Total Annual Fund Operating Expenses (1)	2.04%
Expense Reimbursement (2)	0.05

Net Expenses	1.99%

(1)	Expense information has been restated to reflect current fees. Effective January 1, 2008, the Fund’s 12b-1 fees were decreased. Certain other operating expenses of the Fund have increased effective February 29, 2008.

(2)	The Distributor has contractually agreed to limit the Fund’s 12b-1 fees normally payable by the Fund through the period ending December 31, 2008. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.40% for Class J shares.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class J	$302	$635	$1,094	$2,365	$202	$635	$1,094	$2,365

Principal Investors Fund	RISK/RETURN SUMMARY 79
www.principal.com

Partners SmallCap Growth Fund II
(effective 06/13/2008, this Fund will be known as SmallCap Growth Fund II)

Sub-Advisor(s):	UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), Emerald Advisers, Inc. (“Emerald”), and Essex Investment Management Company, LLC (“Essex”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks
The Fund pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index (as of December 31, 2007, this range was between approximately $0.05 billion and $8.4 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies. The Fund may purchase securities issued as part of, or a short period after, companies’ initial public offerings and may at times dispose of those shares shortly after their acquisition.

UBS Global AM seeks to invest in companies that possess dominant market positions or franchises, a major technical edge, or a unique competitive advantage. To this end, UBS Global AM considers earnings revision trends, positive stock price momentum, and sales acceleration when selecting securities. The Fund may also invest in securities of emerging growth companies which are companies that UBS Global AM expects to experience above average earnings or cash flow growth or meaningful changes in underlying asset values. Investments in equity securities may include common stock and preferred stock.

UBS Global AM may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

Utilizing fundamental analysis, Emerald seeks to invest in the common stock of companies with distinct competitive advantages, strong management teams, leadership positions, high revenue and earnings growth rates versus peers, differentiated growth drivers and limited sell-side research.

Essex selects stocks of companies that are exhibiting improving business fundamentals and that Essex believes are undervalued relative to each company’s future growth potential. Ordinarily, the Fund will invest in companies from all sectors of the market based on Essex’s fundamental research and analysis of various characteristics, including financial statements, sales and expense trends, earnings estimates, market position of the company and industry outlook. Essex uses earnings models to value a company against its own history, the industry and the market to identify securities that are undervalued relative to their future growth potential. Ordinarily, the Fund will sell a stock if the business fundamentals demonstrate a significant deterioration, or if the valuation is no longer attractive relative to Essex’s long-term growth expectations.

Principal determines the portion of the Fund’s assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors,

80 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor’s firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk

•	Securities Lending Risk

•	Derivatives Risk
•	Growth Stock Risk
•	Small Company Risk

•	Market Segment (SmallCap) Risk

•	Initial Public Offerings Risk
•	MidCap Stock Risk

UBS Global AM became the Fund’s Sub-Advisor on April 22, 2002. Emerald was added as an additional Sub-Advisor on September 1, 2004. Essex was added as an additional Sub-Advisor on June 30, 2006.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	29.53%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’01	-31.26%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Class J (before taxes)	3.86	13.62	-0.28
(after taxes on distributions) (2)	2.67	12.77	-0.81
(after taxes on distributions and sale of shares) (2)	3.66	11.85	-0.30
Russell 2000 Growth Index (3)	7.05	16.50	4.47
Morningstar Small Growth Category Average	7.59	15.63	4.26

(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. The Institutional Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 81
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class J
Management Fees	0.99%
12b-1 Fees	0.45
Other Expenses	0.40

Total Annual Fund Operating Expenses (1)	1.84%
Expense Reimbursement (2)	0.05

Net Expenses	1.79%

(1)	Expense information has been restated to reflect current fees. Effective January 1, 2008, the Fund’s 12b-1 fees were decreased. Certain other operating expenses of the Fund have increased effective February 29, 2008.

(2)	The Distributor has contractually agreed to limit the Fund’s 12b-1 fees normally payable by the Fund through the period ending December 31, 2008. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.40% for Class J shares.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class J	$282	$574	$991	$2,154	$182	$574	$991	$2,154

82 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

SmallCap S&P 600 Index Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive, rather than active, management style.

Main Strategies and Risks
Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor’s (“S&P”) SmallCap 600 Index. The Sub-Advisor, PGI, attempts to mirror the investment performance of the Index by allocating the Fund’s assets in approximately the same weightings as the S&P SmallCap 600 Index. The S&P SmallCap 600 is an unmanaged index of 600 domestic stocks chosen for market size, liquidity and industry group representation. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. As of December 31, 2007, the market capitalization range of the Index was between approximately $0.06 billion and $4.9 billion. Over the long-term, PGI seeks a very close correlation between performance of the Fund, before expenses, and that of the S&P SmallCap 600. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Fund uses an indexing strategy and is not managed according to traditional methods of “active” investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Fund uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, PGI focuses on tracking the S&P SmallCap 600. PGI may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.

The correlation between Fund and Index performance may be affected by the Fund’s expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Fund shares. The Fund may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.

Because of the difficulty and expense of executing relatively small stock trades, the Fund may not always be invested in the less heavily weighted S&P SmallCap 600 stocks. At times, the Fund’s portfolio may be weighted differently from the S&P SmallCap 600, particularly if the Fund has a small level of assets to invest. In addition, the Fund’s ability to match the performance of the S&P SmallCap 600 is affected to some degree by the size and timing of cash flows into and out of the Fund. The Fund is managed to attempt to minimize such effects.

PGI reserves the right to omit or remove any of the S&P SmallCap 600 stocks from the Fund if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Fund if extraordinary events or financial conditions lead PGI to believe that it should not be a part of the Fund’s assets.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Small Company Risk
•	Market Segment (SmallCap) Risk
•	Underlying Fund Risk
•	Derivatives Risk
•	Securities Lending Risk

NOTE:	“Standard & Poor’s SmallCap 600” and “S&P SmallCap 600” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed by Principal. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

Principal Investors Fund	RISK/RETURN SUMMARY 83
www.principal.com

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	20.28%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-18.78%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Class J (before taxes)	-1.94	14.79	9.46
(after taxes on distributions) (2)	-3.47	13.97	8.83
(after taxes on distributions and sale of shares) (2)	0.36	12.86	8.16
S&P SmallCap 600 Index (3)	-0.30	16.04	9.71
Morningstar Small Blend Category Average	-1.10	15.72	8.97

(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

84 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class J
Management Fees	0.15%
12b-1 Fees	0.45
Other Expenses	0.23

Total Annual Fund Operating Expenses (1)	0.83%
Expense Reimbursement (2)	0.05

Net Expenses	0.78%

(1)	Expense information has been restated to reflect current fees. Effective January 1, 2008, the Fund’s 12b-1 fees were decreased. Certain other operating expenses of the Fund have increased effective February 29, 2008.

(2)	The Distributor has contractually agreed to limit the Fund’s 12b-1 fees normally payable by the Fund through the period ending December 31, 2008. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.40% for Class J shares.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class J	$180	$260	$456	$1,021	$80	$260	$456	$1,021

Principal Investors Fund	RISK/RETURN SUMMARY 85
www.principal.com

SmallCap Value Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

Main Strategies and Risks
The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Value Index (as of December 31, 2007, this range was between approximately $0.03 billion and $6.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

The Fund may invest in initial public offerings.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Small Company Risk
•	Derivatives Risk
•	Value Stock Risk
•	Active Trading Risk
•	Securities Lending Risk
•	Market Segment (SmallCap) Risk
•	Initial Public Offerings Risk
•	Underlying Fund Risk

86 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	22.94%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-16.38%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Class J (before taxes)	-8.85	14.73	12.02
(after taxes on distributions) (2)	-10.41	12.95	10.53
(after taxes on distributions and sale of shares) (2)	-4.63	12.16	9.89
Russell 2000 Value Index (3)	-9.78	15.80	11.20
Morningstar Small Value Category Average	-6.08	14.58	10.82

(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 87
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class J
Management Fees	0.75%
12b-1 Fees	0.45
Other Expenses	0.20

Total Annual Fund Operating Expenses (1)	1.40%
Expense Reimbursement (2)	0.05

Net Expenses	1.35%

(1)	Expense information has been restated to reflect current fees. Effective January 1, 2008, the Fund’s 12b-1 fees were decreased.

(2)	The Distributor has contractually agreed to limit the Fund’s 12b-1 fees normally payable by the Fund through the period ending December 31, 2008. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.40% for Class J shares.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class J	$237	$438	$761	$1,675	$137	$438	$761	$1,675

88 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Partners SmallCap Value Fund
(effective 06/13/2008, this Fund will be known as SmallCap Value Fund III)

Sub-Advisor(s):	Ark Asset Management Co., Inc. (“Ark Asset”) and Los Angeles Capital Management and Equity Research, Inc. (“LA Capital”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long- term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

Main Strategies and Risks
The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Value Index (as of December 31, 2007, this range was between approximately $0.03 billion and $6.1 billion) or up to $2 billion, whichever is greater,) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign corporations. The Fund may purchase securities issued as part of, or a short period after, companies’ initial public offerings and may at times dispose of those shares shortly after their acquisition.

Ark Asset combines a systematic quantitative approach with traditional fundamental analysis to identify attractive small cap value companies. The firm uses proprietary computer models that incorporate data from several sources to identify securities that provide believes to be favorable investment opportunities. These models include traditional measures of value as well as earning expectations and are combined with a fundamental overlay to determine the relative attractiveness of each security in the research universe. Stocks with the highest overall ranking considered for inclusion in the Fund’s portfolio and undergo a thorough fundamental analysis. Ark Asset considers selling a stock in the Fund’s portfolio if a) its quantitative ranking has fallen to the bottom 40% of the research universe and/or it becomes less attractive because of deteriorating current fundamentals or declining earnings expectations; or b) analysis indicates the risk/reward opportunity of a new investment is more favorable. To minimize risk and increase diversification, Ark Asset generally allocates Fund assets among economic sectors to within five percentage points (on an absolute basis) of that economic sector’s percentage weighting in the Russell 2000 Index.

LA Capital employs a quantitative approach in selecting securities it believes are favored in the current market environment. The firm’s proprietary Dynamic Alpha Model seeks to identify investor preferences for specific risk characteristics by analyzing valuation, income statement, balance sheet, industry and market-based factors. Expected returns are calculated for a universe of small capitalization securities based on a security’s exposure, and the Model’s expected return for each factor.

The portion of the Fund’s assets managed by LA Capital are diversified across industries, common risk factors and companies. Through an optimization process, LA Capital seeks to control portfolio risks and implementation costs while striving to generate consistent results versus the Russell 2000 Value Index. Portfolio returns and risks are monitored daily by the investment team. Each month, the firm’s Portfolio Review Committee formally reviews the portfolio for compliance with investment objectives and guidelines.

Principal determines the portion of the Fund’s assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor’s firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

Principal Investors Fund	RISK/RETURN SUMMARY 89
www.principal.com

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	MidCap Stock Risk

•	Securities Lending Risk

•	Value Stock Risk
•	Small Company Risk
•	Market Segment (SmallCap) Risk
•	Initial Public Offerings Risk

Ark Asset has been Sub-Advisor to the Fund since its inception on March 1, 2001. LA Capital was added as an additional Sub-Advisor on September 1, 2004.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	19.16%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-21.07%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Class J (before taxes)	-8.87	12.08	9.01
(after taxes on distributions) (2)	-12.83	10.21	7.56
(after taxes on distributions and sale of shares) (2)	-0.89	10.62	7.86
Russell 2000 Value Index (3)	-9.78	15.80	11.07
Morningstar Small Value Category Average	-6.08	14.58	10.62

(1)	Lifetime results are measured from the date the Class J shares were first sold (March 1, 2001).

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

90 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class J
Management Fees	1.00%
12b-1 Fees	0.45
Other Expenses	043

Total Annual Fund Operating Expenses (1)	1.88%

Expense Reimbursement (2)	0.05

Net Expenses	1.83%

(1)	Expense information has been restated to reflect current fees. Effective January 1, 2008, the Fund’s 12b-1 fees were decreased. Certain other operating expenses of the Fund have increased effective February 29, 2008.

(2)	The Distributor has contractually agreed to limit the Fund’s 12b-1 fees normally payable by the Fund through the period ending December 31, 2008. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.40% for Class J shares.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class J	$286	$586	$1,011	$2,197	$186	$586	$1,011	$2,197

Principal Investors Fund	RISK/RETURN SUMMARY 91
www.principal.com

Diversified International Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

Main Strategies and Risks
The Fund invests in a portfolio of equity securities of companies domiciled in any of the nations of the world. The Fund invests in securities of companies that meet all of the following criteria:

•	the company’s principal place of business or principal office is outside the U.S.;

•	the company’s principal securities trading market is outside the U.S.; and

•	the company, regardless of where its securities are traded, derives 50% or more of its total revenue from either goods or services produced or sales made outside the U.S.
Primary consideration is given to securities of corporations of Western Europe, Canada, Australia, New Zealand, and the Pacific Islands. Changes in investments are made as prospects change for particular countries, industries or companies. The Fund may invest in smaller capitalization companies.

The Fund has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However, under normal market conditions, the Fund intends to have at least 80% of its net assets (plus any borrowings for investment purposes) invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Fund does not intend to invest in equity securities of U.S. companies.

The equity management philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selection on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

In choosing investments for the fund, PGI pays particular attention to the long-term earnings prospects of the various companies under consideration. PGI then weighs those prospects relative to the price of the security.

The Fund may actively trade securities in an attempt to achieve its investment objective. The Fund may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging, and enter into currency forwards or futures contracts and related options for the purpose of currency hedging.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Equity Securities Risk

•	Foreign Securities Risk
•	Small Company Risk
•	Derivatives Risk
•	Exchange Rate Risk
•	Securities Lending Risk

•	Market Segment (LargeCap) Risk

•	Active Trading Risk

•	Underlying Fund Risk

92 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q4 ’03	17.41%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-18.93%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Class J (before taxes)	13.93	23.20	8.92
(after taxes on distributions) (2)	11.22	21.99	8.16
(after taxes on distributions and sale of shares) (2)	11.58	20.42	7.66
Citigroup BMI Global ex-US Index (3)	16.70	25.36	11.73
MSCI ACWI Ex-US Index (3) (4)	16.65	24.00	10.43
Morningstar Foreign Large Blend Category Average	12.71	20.31	7.50

(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

(4)	This index is now the benchmark against which the Fund measures its performance. The Manager and the portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 93
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class J
Management Fees	0.87%
12b-1 Fees	0.45
Other Expenses	0.21

Total Annual Fund Operating Expenses (1)	1.53%
Expense Reimbursement (2)	0.05

Net Expenses	1.48%

(1)	Expense information has been restated to reflect current fees. Effective January 1, 2008, the Fund’s 12b-1 fees were decreased.

(2)	The Distributor has contractually agreed to limit the Fund’s 12b-1 fees normally payable by the Fund through the period ending December 31, 2008. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.40% for Class J shares.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class J	$251	$478	$829	$1,819	$151	$478	$829	$1,819

94 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

International Growth Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

Main Strategies and Risks
The Fund invests in common stocks and other securities of companies domiciled in any of the nations of the world. The Fund invests in securities listed on foreign or domestic securities exchanges, securities traded in foreign or domestic over-the-counter markets and depositary receipts. The Fund invests in securities of companies that meet all of the following criteria:

•	the company’s principal place of business or principal office is outside the U.S.;
•	the company’s principal securities trading market is outside the U.S.; and
•	the company, regardless of where its securities are traded, derives 50% or more of its total revenue from either goods or services produced or sales made outside the U.S.

The equity management philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selection on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Small Company Risk
•	Derivatives Risk
•	Exchange Rate Risk
•	Growth Stock Risk

•	Market Segment (LargeCap) Risk

•	Underlying Fund Risk

•	Securities Lending Risk

Principal Investors Fund	RISK/RETURN SUMMARY 95
www.principal.com

PGI became the Sub-Advisor to the Fund on November 1, 2002.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	18.05%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-21.48%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Class J (before taxes)	10.86	22.84	8.76
(after taxes on distributions) (2)	8.88	20.95	7.57
(after taxes on distributions and sale of shares) (2)	8.58	19.55	7.18
CITI World Ex-US BMI Growth Index (3)	13.39	22.06	7.42
MSCI World Ex-US Growth Index (3) (4)	18.03	20.59	6.99
Morningstar Foreign Large Growth Category Average	16.26	20.90	6.64

(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. The Institutional Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

(4)	This index is now the benchmark against which the Fund measures its performance. The Manager and the portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

96 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class J
Management Fees	0.97%
12b-1 Fees	0.45
Other Expenses	0.23

Total Annual Fund Operating Expenses (1)	1.65%
Expense Reimbursement (2)	0.05

Net Expenses	1.60%

(1)	Expense information has been restated to reflect current fees. Effective January 1, 2008, the Fund’s 12b-1 fees were decreased. Certain other operating expenses of the Fund have increased effective February 29, 2008.

(2)	The Distributor has contractually agreed to limit the Fund’s 12b-1 fees normally payable by the Fund through the period ending December 31, 2008. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.40% for Class J shares.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class J	$268	$520	$897	$1,955	$168	$520	$897	$1,955

Principal Investors Fund	RISK/RETURN SUMMARY 97
www.principal.com

International Emerging Markets Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital in securities of emerging market countries who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

Main Strategies and Risks
The Fund seeks to achieve its objective by investing in common stocks of companies in emerging market countries. Under normal conditions, at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) are invested in emerging market country equity securities. For this Fund, the term “emerging market country” means any country which is considered to be an emerging country by the international financial community (including the International Bank for Reconstruction and Development (also known as the World Bank) and the International Financial Corporation). These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Investing in many emerging market countries is not feasible or may involve unacceptable political risk. PGI focuses on those emerging market countries that it believes have strongly developing economies and markets which are becoming more sophisticated.

The equity management philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selection on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark. The Fund may invest assets in smaller or mid capitalization companies.

The Fund invests in securities of companies that meet all of the following criteria:

•	the company’s principal place of business or principal office in emerging market countries;
•	the company’s principal securities trading market is an emerging market country; and
•	the company, regardless of where its securities are traded, derives 50% or more of its total revenue from either goods or services produced in emerging market countries or sales made in emerging market countries.

The Fund may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging, and enter into currency forwards or futures contracts and related options for the purpose of currency hedging. The Fund may actively trade securities in an attempt to achieve its investment objective.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Market Segment (Small and MidCap) Risk
•	Derivatives Risk
•	Exchange Rate Risk
•	Emerging Market Risk
•	Securities Lending Risk
•	Small Company Risk
•	Active Trading Risk
•	Underlying Fund Risk

98 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	26.53%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’01	-23.89%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Class J (before taxes)	40.01	38.00	23.22
(after taxes on distributions) (2)	33.42	35.20	21.43
(after taxes on distributions and sale of shares) (2)	27.55	32.87	20.03
MSCI Emerging Markets Free Index - NDTR (3)	39.39	37.00	23.62
Morningstar Diversified Emerging Mkts Category Average	36.68	35.18	22.27

(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 99
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class J
Management Fees	1.19%
12b-1 Fees	0.45
Other Expenses	0.25

Total Annual Fund Operating Expenses (1)	1.89%
Expense Reimbursement (2)	0.05

Net Expenses	1.84%

(1)	Expense information has been restated to reflect current fees. Effective January 1, 2008, the Fund’s 12b-1 fees were decreased. Certain other operating expenses of the Fund have increased effective February 29, 2008.

(2)	The Distributor has contractually agreed to limit the Fund’s 12b-1 fees normally payable by the Fund through the period ending December 31, 2008. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.40% for Class J shares.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class J	$287	$589	$1,017	$2,207	$187	$589	$1,017	$2,207

100 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Bond & Mortgage Securities Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks to provide current income.

Investor Profile:	The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

Main Strategies and Risks
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor’s Rating Service (“S&P”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”). The Fund considers the term “bond” to mean any debt security. Under normal circumstances, the Fund invests in:

•	securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
•	mortgage-backed securities representing an interest in a pool of mortgage loans;
•	debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top four categories by S&P or Moody’s or, if not rated, in the opinion of PGI of comparable quality; and
•	securities issued or guaranteed by the governments of Canada (provincial or federal government) or the United Kingdom payable in U.S. dollars.

The rest of the Fund’s assets may be invested in:

•	common and preferred stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or

•	securities rated less than the four highest grades of S&P or Moody’s (i.e. less than investment grade (commonly known as “junk bonds”)) but not lower than CCC-(S&P) or Caa3 (Moody’s).

The Fund may also enter into reverse repurchase agreements to attempt to enhance portfolio return and income and may lend its portfolio securities to brokers, dealers and other financial institutions. PGI may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

The Fund may actively trade securities in an attempt to achieve its investment objective.

During the fiscal year ended October 31, 2007, the average ratings of the Fund’s assets, based on market value at each month-end, were as follows (all ratings are by Moody’s):

65	.64% in securities rated Aaa 4.50% in securities rated Aa 7.94% in securities rated A	13	.10% in securities rated Baa 4.40% in securities rated Ba 4.12% in securities rated B	0	.22% in securities rated Caa 0.07% in securities rated Ca 0.01% in securities rated C

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Fixed-Income Securities
•	Active Trading Risk
•	Municipal Securities Risk
•	U.S. Government Sponsored Securities Risk
•	Prepayment Risk
•	Derivatives Risk
•	High Yield Securities Risk
•	Securities Lending Risk
•	U.S. Government Securities Risk
•	Portfolio Duration Risk
•	Underlying Fund Risk

Principal Investors Fund	RISK/RETURN SUMMARY 101
www.principal.com

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q3 ’02	4.03%
Lowest return for a quarter during the period of the bar chart above:	Q2 ’04	-2.50%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Class J (before taxes)	1.43	3.05	4.42
(after taxes on distributions) (2)	-0.22	1.76	2.96
(after taxes on distributions and sale of shares) (2)	0.92	1.86	2.91
Lehman Brothers Aggregate Bond Index (3)	6.97	4.42	5.81
Morningstar Intermediate-Term Bond Category Average	4.70	4.07	4.99

(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

102 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class J
Management Fees	0.52%
12b-1 Fees	0.45
Other Expenses	0.21

Total Annual Fund Operating Expenses (1)	1.18%
Expense Reimbursement (2)	0.05

Net Expenses	1.13%

(1)	Expense information has been restated to reflect current fees. Effective January 1, 2008, the Fund’s 12b-1 fees were decreased.

(2)	The Distributor has contractually agreed to limit the Fund’s 12b-1 fees normally payable by the Fund through the period ending December 31, 2008. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.40% for Class J shares.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class J	$215	$370	$644	$1,427	$115	$370	$644	$1,427

Principal Investors Fund	RISK/RETURN SUMMARY 103
www.principal.com

Government & High Quality Bond Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks to provide current income.

Investor Profile:	The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

Main Strategies and Risks
The Fund seeks to achieve its investment objective by investing primarily (at least 80% of its net assets, plus any borrowings for investment purposes) in securities that are AAA rated or issued by the U.S. government, its agencies or instrumentalities. The Fund may invest in mortgage-backed securities representing an interest in a pool of mortgage loans. These securities are rated AAA by Standard & Poor’s Corporation or Aaa by Moody’s Investor Services, Inc. or, if unrated, determined by PGI to be of equivalent quality.

PGI seeks undervalued securities that represent good long-term investment opportunities. Securities may be sold when PGI believes they no longer represent good long-term value.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. PGI may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Fixed-Income Securities Risk
•	U.S. Government Securities Risk
•	U.S. Government Sponsored Securities Risk
•	Derivatives Risk
•	Active Trading Risk
•	Securities Lending Risk
•	Portfolio Duration Risk
•	Prepayment Risk

104 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q3 ’01	3.93%
Lowest return for a quarter during the period of the bar chart above:	Q2 ’04	-1.78%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Class J (before taxes)	2.88	2.48	3.83
(after taxes on distributions) (2)	1.40	1.24	2.41
(after taxes on distributions and sale of shares) (2)	1.86	1.39	2.42
Lehman Brothers Government/Mortgage Index (3)	7.72	4.28	5.58
Morningstar Intermediate Government Category Average	6.09	3.27	4.58

(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 105
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class J
Management Fees	0.40%
12b-1 Fees	0.45
Other Expenses	0.26

Total Annual Fund Operating Expenses (1)	1.11%
Expense Reimbursement (2)	0.05

Net Expenses	1.06%

(1)	Expense information has been restated to reflect current fees. Effective January 1, 2008, the Fund’s 12b-1 fees were decreased. Certain other operating expenses of the Fund have increased effective February 29, 2008.

(2)	The Distributor has contractually agreed to limit the Fund’s 12b-1 fees normally payable by the Fund through the period ending December 31, 2008. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.40% for Class J shares.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class J	$208	$348	$607	$1,347	$108	$348	$607	$1,347

106 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

High Quality Intermediate-Term Bond Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks to provide current income.

Investor Profile:	The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

Main Strategies and Risks
The Fund invests primarily in intermediate term fixed-income securities rated A or higher by Standard & Poor’s Rating Service (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). Under normal circumstances, the Fund maintains an effective maturity of four years or less and a dollar-weighted effective maturity of greater than three and less than ten years. In determining the average effective maturity of the Fund’s assets, the maturity date of a callable security or prepayable securities may be adjusted to reflect PGI’s judgment regarding the likelihood of the security being called or prepaid. The Fund considers the term “bond” to mean any debt security. Under normal circumstances, the Fund invests at least 80% of its assets in:

•	securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
•	mortgage-backed securities representing an interest in a pool of mortgage loans;
•	debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top three categories by S&P or Moody’s or, if not rated, in PGI’s opinion, of comparable quality; and
•	securities issued or guaranteed by the governments of Canada (provincial or federal government) or the United Kingdom payable in U.S. dollars.

The rest of the Fund’s assets may be invested in:

•	common stock and preferred stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
•	securities rated less than the three highest grades of S&P or Moody’s but not lower than BBB- (S&P) or Baa3 (Moody’s) (i.e. less than investment grade).
Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents.

PGI may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

The Fund may enter into reverse repurchase agreements to attempt to enhance portfolio return and income. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a specified date and price. Reverse repurchase agreements are considered to be borrowings by the Fund and are subject to the Fund’s restrictions on borrowing. The Fund pays interest on this “secured financing” and attempts to make money on the difference between the financing rate and the interest earned.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Fixed-Income Securities Risk
•	U.S. Government Sponsored Securities Risk
•	Derivatives Risk
•	Active Trading Risk
•	Securities Lending Risk
•	Portfolio Duration Risk
•	Prepayment Risk

Principal Investors Fund	RISK/RETURN SUMMARY 107
www.principal.com

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q3 ’02	4.46%
Lowest return for a quarter during the period of the bar chart above:	Q2 ’04	-2.47%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Class J (before taxes)	1.38	2.85	4.33
(after taxes on distributions) (2)	-0.11	1.61	2.84
(after taxes on distributions and sale of shares) (2)	0.90	1.73	2.82
Lehman Brothers Aggregate Bond Index (3)	6.97	4.42	5.81
Morningstar Intermediate-Term Bond Category Average	4.70	4.07	4.99

(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

108 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class J
Management Fees	0.40%
12b-1 Fees	0.45
Other Expenses	0.30

Total Annual Fund Operating Expenses (1)	1.15%
Expense Reimbursement (2)	0.05

Net Expenses	1.10%

(1)	Expense information has been restated to reflect current fees. Effective January 1, 2008, the Fund’s 12b-1 fees were decreased. Certain other operating expenses of the Fund have increased effective February 29, 2008.

(2)	The Distributor has contractually agreed to limit the Fund’s 12b-1 fees normally payable by the Fund through the period ending December 31, 2008. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.40% for Class J shares.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class J	$212	$360	$628	$1,393	$112	$360	$628	$1,393

Principal Investors Fund	RISK/RETURN SUMMARY 109
www.principal.com

Inflation Protection Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks to provide current income and real (after-inflation) total returns.

Investor Profile:	The Fund may be an appropriate investment for investors who want their income and principal investments to keep pace with inflation over time.

Main Strategies and Risks
Under normal circumstances, the Fund invests primarily in inflation protected debt securities. Inflation protected debt securities are designed to provide a “real rate of return” – a return after adjusting for the impact of inflation. Inflation – a rise in the general price level – erodes the purchasing power of an investor’s portfolio. For example, if an investment provides a “nominal” total return of 8% in a given year and inflation is 3% during that period, the inflation-adjusted, or real, return is 5%. The investment’s inflation adjustment is based on a designated inflation index (such as the Consumer Price Index for Urban Consumers) and typically is applied monthly to the principal of the security. The fixed coupon rate of the security is based on the adjusted principal so that as inflation increases, both the principal value and the interest payments increase. Because this inflation adjustment feature is designed to mitigate a major risk, inflation protected debt securities typically have lower nominal yields than conventional fixed-rate debt securities.

The Fund may invest in:

•	inflation protected debt securities issued by the U.S. Treasury and U.S. Government sponsored entities as well as inflation protected debt securities issued by corporations;
•	inflation protected debt securities issued by foreign governments and corporations that are linked to a non-U.S. inflation rate;
•	floating rate notes;
•	adjustable rate mortgages;
•	derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities; and
•	commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures.

The Fund may invest up to 15% of assets in high yield securities (“junk bonds”) but not in securities rated lower than CCC- or Caa3 by S&P or Moody’s or, if unrated, determined by PGI to be of comparable quality.

The Fund may invest up to 20% of its assets in securities denominated in foreign currencies. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may also enter into reverse repurchase agreements and may lend its portfolio securities to brokers, dealers and other financial institutions.

PGI may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

110 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

During the fiscal year ended October 31, 2007, the average ratings of the Fund’s assets, based on market value at each month-end, were as follows (all ratings are by Moody’s):

73	.43% in securities rated Aaa 4.80% in securities rated Aa 5.94% in securities rated A	10	.57% in securities rated Baa 3.33% in securities rated Ba 1.90% in securities rated B	0	.01% in securities rated Caa 0.00% in securities rated Ca 0.02% in securities rated C

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Fixed-Income Securities Risk
•	High Yield Securities Risk
•	Underlying Fund Risk
•	U.S. Government Sponsored Securities Risk
•	Foreign Securities Risk
•	Derivatives Risk
•	Portfolio Duration Risk
•	Securities Lending Risk
•	Exchange Rate Risk
•	Prepayment Risk
•	U.S. Government Securities Risk

PGI has been the Fund’s Sub-Advisor since December 29, 2004.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q3 ’06	3.39%
Lowest return for a quarter during the period of the bar chart above:	Q1 ’06	-2.01%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	Past 1 Year	Life of Fund
Class J (before taxes)	4.35	2.84
(after taxes on distributions) (2)	1.85	0.99
(after taxes on distributions and sale of shares) (2)	2.80	1.35
Lehman Brothers US Treasury TIPS Index (3)	11.64	4.94
Morningstar Inflation-Protected Bond Category Average	9.86	3.89

(1)	Lifetime results are measured from the date the Class J shares were first sold (December 29, 2004).

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 111
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class J
Management Fees	0.40%
12b-1 Fees	0.45
Other Expenses	0.50

Total Annual Fund Operating Expenses (1)	1.35%
Expense Reimbursement (2) (3)	0.20

Net Expenses	1.15%

(1)	Expense information has been restated to reflect current fees. Effective January 1, 2008, the Fund’s 12b-1 fees were decreased. Certain other operating expenses of the Fund have increased effective February 29, 2008.

(2)	The Distributor has contractually agreed to limit the Fund’s 12b-1 fees normally payable by the Fund through the period ending December 31, 2008. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.40% for Class J shares.

(3)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class J shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.15%.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class J	$217	$405	$717	$1,604	$117	$405	$717	$1,604

112 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Preferred Securities Fund

Sub-Advisor(s):	Spectrum Asset Management, Inc. (“Spectrum”)

Objective:	The Fund seeks to provide current income.

Investor Profile:	The Fund may be an appropriate investment for investors who are seeking dividends to generate income or to be reinvested for growth and are willing to accept fluctuations in the value of the investment.

Main Strategies and Risks
The Fund invests primarily in preferred securities of U.S. companies rated BBB or higher by Standard & Poor’s Rating Service (“S&P”) or Moody’s Investor Service, Inc. (“Moody’s”) or, if unrated, of comparable quality in the opinion of the Sub-Advisor, Spectrum. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in preferred securities. The Fund focuses primarily on the financial services (i.e., banking, insurance and commercial finance), Real Estate Investment Trust (i.e. REIT) and utility industries. The rest of the Fund’s assets may be invested in common stocks, debt securities, and securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

Preferred securities generally pay fixed rate dividends (though some are adjustable rate) and typically have “preference” over common stock in the payment of dividends and the liquidation of a company’s assets - preference means that a company must pay dividends on its preferred securities before paying any dividends on its common stock, and the claims of preferred securities holders are ahead of common stockholders’ claims on assets in a corporate liquidation. Holders of preferred securities usually have no right to vote for corporate directors or on other matters. The market value of preferred securities is sensitive to changes in interest rates as they are typically fixed-income securities - the fixed-income payments are expected to be the primary source of long-term investment return. Preferred securities share many investment characteristics with bonds; therefore, the risks and potential rewards of investing in the Fund are more similar to those associated with a bond fund than a stock fund.

Spectrum seeks to build a portfolio within the context of the eligible universe of preferred securities. For a security to be considered for the Fund, Spectrum will assess the credit risk within the context of the yield available on the preferred. The yield needs to be attractive in comparison to the rating, expected credit trend and senior debt spread of the same issuer. Spectrum considers features such as call protection, subordination and option adjusted spreads to ensure that the selected issue provides a sufficient yield to justify its inclusion in the portfolio.

The Fund is considered non-diversified and can invest a higher percentage of assets in securities of individual issuers than a diversified fund. As a result, changes in the value of a single investment could cause greater fluctuations in the Fund’s share price than would occur in a more diversified fund.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Fixed-Income Securities Risk
•	Non-Diversification Risk
•	U.S. Government Sponsored Securities Risk
•	Derivatives Risk
•	Equity Securities Risk
•	U.S. Government Securities Risk
•	Securities Lending Risk
•	Sector Risk
•	Real Estate Securities Risk
•	Underlying Fund Risk

Principal Investors Fund	RISK/RETURN SUMMARY 113
www.principal.com

Spectrum has been the Sub-Advisor since the Fund’s inception date on May 1, 2002. Class J shares were added to the Fund on December 29, 2003.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	5.33%
Lowest return for a quarter during the period of the bar chart above:	Q4 ’07	-6.22%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Class J (before taxes)	-9.55	2.08	2.61
(after taxes on distributions) (2)	-11.05	0.53	1.17
(after taxes on distributions and sale of shares) (2)	-6.07	0.95	1.46
Merrill Lynch Hybrid Preferred Securities Index (3)	-12.74	1.74	2.59
Morningstar Intermediate-Term Bond Category Average	4.70	4.07	4.58

(1)	Class J shares were first sold on December 29, 2003. The returns for the periods prior to that date are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. The Institutional Class shares were first sold on May 1, 2002.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

114 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class J
Management Fees	0.74%
12b-1 Fees	0.45
Other Expenses	0.32

Total Annual Fund Operating Expenses (1)	1.51%
Expense Reimbursement (2)	0.05

Net Expenses	1.46%

(1)	Expense information has been restated to reflect current fees. Effective January 1, 2008, the Fund’s 12b-1 fees were decreased. Certain other operating expenses of the Fund have increased effective February 29, 2008.

(2)	The Distributor has contractually agreed to limit the Fund’s 12b-1 fees normally payable by the Fund through the period ending December 31, 2008. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.40% for Class J shares.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class J	$249	$472	$819	$1,797	$149	$472	$619	$1,797

Principal Investors Fund	RISK/RETURN SUMMARY 115
www.principal.com

Short-Term Bond Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks to provide current income.

Investor Profile:	The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

Main Strategies and Risks
The Fund invests primarily in short-term fixed-income securities. Under normal circumstances, the Fund maintains an effective maturity of four years or less and a dollar-weighted effective maturity of not more than three years. In determining the average effective maturity of the Fund’s assets, the maturity date of a callable security or prepayable securities may be adjusted to reflect the judgment of PGI regarding the likelihood of the security being called or prepaid. The Fund considers the term “bond” to mean any debt security. Under normal circumstances, it invests at least 80% of its net assets (plus any borrowings for investment purposes) in:

•	securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
•	debt securities of U.S. issuers rated in the four highest grades by Standard & Poor’s Rating Service or Moody’s Investors Service, Inc. or, if unrated, in the opinion of PGI of comparable quality; and
•	mortgage-backed securities representing an interest in a pool of mortgage loans.

The Fund may invest up to 15% of its assets in below-investment-grade fixed-income securities (“junk bonds”) and lend its portfolio securities to brokers, dealers and other financial institutions. Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

PGI may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

During the fiscal year ended October 31, 2007, the average ratings of the Fund’s assets, based on market value at each month-end, were as follows (all ratings are by Moody’s):

64	.12% in securities rated Aaa 5.29% in securities rated Aa 7.30% in securities rated A	17	.55% in securities rated Baa 3.59% in securities rated Ba 2.11% in securities rated B	0	.03% in securities rated Caa 0.00% in securities rated Ca 0.01% in securities rated C

The above percentage for Caa rated securities include unrated securities in the amount of 0.01% which have been determined by PGI to be of comparable quality.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Fixed-Income Securities Risk
•	High Yield Securities Risk
•	U.S. Government Sponsored Securities Risk

•	Derivatives Risk
•	Portfolio Duration Risk
•	U.S. Government Securities Risk

•	Active Trading Risk

•	Prepayment Risk
•	Real Estate Securities Risk

•	Securities Lending Risk

116 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q3 ’01	3.72%
Lowest return for a quarter during the period of the bar chart above:	Q2 ’04	-1.70%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Class J (before taxes)	1.97	2.08	3.45
(after taxes on distributions) (2)	0.35	0.86	2.03
(after taxes on distributions and sale of shares) (2)	1.27	1.07	2.10
Lehman Brothers MF (1-3) US Government Credit Index (3)	7.10	3.18	4.27
Lehman Brothers Mutual Fund 1-5 Gov’t/Credit Index (3) (4)	8.16	3.30	4.98
Morningstar Short-Term Bond Category Average	4.29	2.88	3.80

(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

(4)	This index is now the benchmark against which the Fund measures its performance. The Manager and the portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 117
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class J
Management Fees	0.40%
12b-1 Fees	0.45
Other Expenses	0.25

Total Annual Fund Operating Expenses (1)	1.10%
Expense Reimbursement (2)	0.05

Net Expenses	1.05%

(1)	Expense information has been restated to reflect current fees. Effective January 1, 2008, the Fund’s 12b-1 fees were decreased. Certain other operating expenses of the Fund have increased effective February 29, 2008.

(2)	The Distributor has contractually agreed to limit the Fund’s 12b-1 fees normally payable by the Fund through the period ending December 31, 2008. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.40% for Class J shares.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class J	$207	$345	$601	$1,336	$107	$345	$601	$1,336

118 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Ultra Short Bond Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks current income while seeking capital preservation.

Investor Profile:	The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

Main Strategies and Risks
The Fund invests primarily in high quality, short-term fixed-income securities. Under normal circumstances, the Fund maintains a dollar-weighted effective maturity of not more than 2.5 years. In determining the average effective maturity of the Fund’s assets, the maturity date of a callable security or prepayable securities may be adjusted to reflect PGI’s judgment regarding the likelihood of the security being called or prepaid. The Fund considers the term “bond” to mean any debt security. Under normal circumstances, it invests at least 80% of its assets in:

•	securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
•	debt securities of U.S. issuers rated in the four highest grades by Standard & Poor’s Rating Service (“S&P) or Moody’s Investors Service, Inc. (“Moody’s”) or, if unrated, in the opinion of the PGI of comparable quality; and
•	mortgage-backed securities representing an interest in a pool of mortgage loans.

The rest of the Fund’s assets may be invested in a variety of financial instruments, including securities in the fourth highest rating category or their equivalent. Securities in the fourth highest category are “investment grade.” While they are considered to have adequate capacity to pay interest and repay principal, they do have speculative characteristics. Changes in economic and other conditions are more likely to affect the ability of the issuer to make principal and interest payments than is the case with issuers of higher rated securities.

The Fund may invest up to 15% of its assets in below-investment grade fixed-income securities (“junk bonds”) and may enter into reverse purchase agreements and lend its portfolio securities to brokers, dealers, and other financial institutions. Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents.

PGI may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

During the fiscal year ended October 31, 2007, the average ratings of the Fund’s assets, based on market value at each month-end, were as follows (all ratings are by Moody’s):

53.17% in securities rated Aaa	14.21% in securities rated Baa	0.02% in securities rated Caa
7.89% in securities rated Aa	4.47% in securities rated Ba	0.03% in securities rated Ca
17.10% in securities rated A	3.09% in securities rated B	0.02% in securities rated C

The above percentages for Aaa, Aa, A, Baa, Ba and B rated securities include unrated securities in the amount of 0.04%, 0.03%, 0.19%, 0.02%, 0.02% and 0.01% respectively, which have been determined by PGI to be of comparable quality.

Principal Investors Fund	RISK/RETURN SUMMARY 119
www.principal.com

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Fixed-Income Securities Risk
•	High Yield Securities Risk
•	U.S. Government Sponsored Securities Risk

•	Derivatives Risk
•	Portfolio Duration Risk
•	U.S. Government Securities Risk
•	Securities Lending Risk
•	Prepayment Risk
•	Active Trading Risk
•	Underlying Fund Risk

Principal has been the Fund’s Sub-Advisor since June 15, 2001.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year

On July 29, 2004, the Fund converted to a money market fund. On May 27, 2005, the Fund converted to an ultra short term bond fund.

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q3 ’06	1.29%
Lowest return for a quarter during the period of the bar chart above:	Q4 ’07	-2.01%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Class J (before taxes)	-3.54	1.59	2.00
(after taxes on distributions) (2)	-5.17	0.49	0.85
(after taxes on distributions and sale of shares) (2)	-2.27	0.73	1.04
6-Month LIBOR Index (3)	5.61	3.36	3.13
Morningstar Ultrashort Bond Category Average	2.42	2.51	2.73

(1)	Lifetime results are measured from the date the Class J shares were first sold (June 15, 2001).

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

120 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class J
Management Fees	0.40%
12b-1 Fees	0.45
Other Expenses	0.26

Total Annual Fund Operating Expenses (1)	1.11%
Expense Reimbursement (2)	0.05

Net Expenses	1.06%

(1)	Expense information has been restated to reflect current fees. Effective January 1, 2008, the Fund’s 12b-1 fees were decreased. Certain other operating expenses of the Fund have increased effective February 29, 2008.

(2)	The Distributor has contractually agreed to limit the Fund’s 12b-1 fees normally payable by the Fund through the period ending December 31, 2008. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.40% for Class J shares.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class J	$208	$348	$607	$1,347	$108	$348	$607	$1,347

Principal Investors Fund	RISK/RETURN SUMMARY 121
www.principal.com

Money Market Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks as high a level of current income as is considered consistent with preservation of principal and maintenance of liquidity.

Investor Profile:	The Fund may be an appropriate investment for investors seeking monthly dividends without incurring much principal risk.

Main Strategies and Risks
The Fund invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which PGI believes present minimal credit risks. At the time the Fund purchases each security, it is an “eligible security” as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Fund maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Fund may sell a security before it matures:

•	to take advantage of market variations;
•	to generate cash to cover sales of Fund shares by its shareholders; or
•	upon revised credit opinions of the security’s issuer.
The sale of a security by the Fund before maturity may not be in the best interest of the Fund. The sale of portfolio securities is usually a taxable event. The Fund does have an ability to borrow money to cover the redemption of Fund shares.

It is the policy of the Fund to be as fully invested as possible to maximize current income. Securities in which the Fund invests include:

•	securities issued or guaranteed by the U.S. government, including Treasury bills, notes and bonds;
•	securities issued or guaranteed by agencies or instrumentalities of the U.S. government. These are backed either by the full faith and credit of the U.S. government or by the credit of the particular agency or instrumentality;
•	bank obligations including:

•	certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or,
•	bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.

•	commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;
•	corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Fund has 397 days or less remaining to maturity;
•	repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
•	taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Among the certificates of deposit typically held by the Fund are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Before the Sub-Advisor selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.

As with all mutual funds, the value of the Fund’s assets may rise or fall. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

122 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Municipal Securities Risk
•	Fixed-Income Securities Risk
•	Eurodollar and Yankee Obligations Risk
•	U.S. Government Sponsored Securities Risk

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q1 ’01	1.18%
Lowest return for a quarter during the period of the bar chart above:	Q2 ’03 through Q2 ’04	0.00%

Average Annual Total Returns (%) (1)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Class J (before taxes)	3.41	2.16	2.10
Lehman Brothers U.S. Treasury Bellwethers 3 Month Index (2)	5.11	3.08	3.04

(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	Index performance does not reflect deductions for fees, expenses or taxes.

To obtain the Fund’s current yield, call 1-800-547-7754

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 123
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class J
Management Fees	0.38%
12b-1 Fees	0.25
Other Expenses	0.35

Total Annual Fund Operating Expenses	0.98%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class J	$200	$312	$542	1,201	$100	$312	$542	$1,201

124 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

THE COSTS OF INVESTING

Fees and Expenses of the Funds
The Class J shares of the Funds are sold without a front-end sales charge. There is no sales charge on shares purchased with reinvested dividends or other distributions.

One-time Fees

•	If you sell your Class J shares within 18 months of purchase, a contingent deferred sales charge (CDSC) may be imposed on the shares sold. The CDSC, if any, is determined by multiplying by 1.00% the lesser of the market value at the time of redemption or the initial purchase price of the shares sold.

•	The CDSC is not imposed on shares:

•	that were purchased pursuant to the Small Amount Force Out program (SAFO);
•	redeemed within 90 days after an account is re-registered due to a shareholder’s death; or
•	redeemed due to a shareholder’s disability (as defined in the Internal Revenue Code) provided the shares were purchased prior to the disability;
•	redeemed from retirement plans to satisfy minimum distribution rules under the Internal Revenue Code;

•	sold using a systematic withdrawal plan (up to 1% per month (measured cumulatively with respect to non-monthly plans) of the value of the Fund account at the time, and beginning on the date, the systematic withdrawal plan is established);

•	that were redeemed from retirement plans to satisfy excess contribution rules under the Internal Revenue Code; or

•	of the Money Market Fund redeemed within 30 days of initial purchase if the redemption proceeds are transferred to another Principal IRA, defined as either a fixed or variable annuity issued by Principal Life Insurance Company to fund an IRA, a Principal Bank IRA product, or a WRAP account IRA sponsored by Princor Financial Services Corporation.

•	An excessive trading fee* of 1.00% is charged on redemptions or exchanges of $30,000 or more if the shares were purchased within 30 days of the redemption or exchanges. The fee does not apply to redemptions from the Money Market Fund or to redemptions made: through a systematic withdrawal plan; due to a shareholder’s death or disability (as defined in the Internal Revenue Code); or to satisfy minimum distribution rules imposed by the Internal Revenue Code. The fee is calculated as a percentage of market value of the shares redeemed or exchanged at the time of the shares’ redemption.

Ongoing Fees
Ongoing fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

Each Principal LifeTime Fund and SAM Portfolio, as a shareholder in the underlying fund, bears its pro rata share of the operating expenses incurred by each underlying fund. The investment return of each Principal LifeTime Fund and SAM Portfolio is net of the underlying funds’ operating expenses.

Each of the Funds pays ongoing fees to Principal and others who provide services to the Fund. These fees include:

•	Management Fee — Through the Management Agreement with the Fund, Principal has agreed to provide investment advisory services and corporate administrative services to the Funds.
•	Distribution Fee — Each of the Funds has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 for its Class J shares. Under the plan, the Class J shares of each Fund pays a distribution fee based on the average daily net asset value (NAV) of the Fund. These fees pay distribution and other expenses for the sale of Fund shares and for services provided to shareholders. Because they are ongoing fees, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.
•	Transfer Agent Fee — Principal Shareholder Services, Inc. (“PSS”) has entered into a Transfer Agency Agreement with the Fund under which PSS provides transfer agent services to the Class J shares of the Fund. These services are currently provided at cost.

Class J shares of the Funds also pay expenses of registering and qualifying shares for sale, the cost of producing and distributing reports and prospectuses to Class J shareholders, the cost of shareholder meetings held solely for Class J shares, and other operating expenses of the Fund.

Principal Investors Fund	THE COSTS OF INVESTING 125
www.principal.com

DISTRIBUTION PLANS AND INTERMEDIARY COMPENSATION

Each of the Funds has adopted a 12b-1 Plan for the Class J shares of the Fund. Under the 12b-1 Plans, each Fund may make payments from its assets attributable to the particular share class to the Fund’s Distributor for distribution-related expenses and for providing services to shareholders of that share class. Because Rule 12b-1 fees are ongoing fees, over time they will increase the cost of an investment in the Funds and may cost more than paying other types of sales charges.

The Distributor for Class J shares of Principal Investors Fund is Princor, a wholly owned subsidiary of Principal. The term “Distributor” as used in this section refers to Princor.

The maximum annual Rule 12b-1 distribution and/or service fee (as a percentage of average daily net assets) for each of the Funds are set forth below:

Maximum Annualized
Fund	Rule 12b-1 Fee

All Funds except Money Market and SmallCap Blend Funds	0.45%
Money Market Fund	0.25%
SmallCap Blend Fund	0.15%

The Distributor has contractually agreed to reduce the 12b-1 fee from 0.45% to 0.40% through December 31, 2008. The effect of this reduction will be to lower each Fund’s total operating expenses and increase the Fund’s total return. Payments under the 12b-1 plans will not automatically terminate for funds that are closed to new investors or to additional purchases by existing shareholders. The fund Board will determine whether to terminate, modify or leave unchanged the 12b-1 plan at the time the board directs the implementation of the closure of the fund.

The proceeds from the Rule 12b-1 fees paid by Class J shareholders, together with any applicable contingent deferred sales charge, are paid to the Distributor. The Distributor generally uses these fees to finance any activity that is primarily intended to result in the sale of shares. Examples of such expenses include compensation to salespeople and selected dealers (including financing the commission paid to the dealer at the time of the sale), printing of prospectuses and statements of additional information and reports for other than existing shareholders, and preparing and conducting sales seminars. The Distributor also uses the fees to provide services to existing shareholders, including without limitation, services such as furnishing information as to the status of shareholder accounts, responding to telephone and written inquiries of shareholders, and assisting shareholders with tax information.

Payments to Investment Representatives and Their Firms. Financial intermediaries market and sell shares of the Funds. These financial intermediaries receive compensation from the Distributor and its affiliates for selling shares of the Funds and/or providing services to the Funds’ shareholders. Financial intermediaries may include, among others, broker-dealers, registered investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators, and insurance companies. Investment Representatives who deal with investors on an individual basis are typically associated with a financial intermediary. The Distributor and its affiliates may fund this compensation from various sources, including any sales charge and/or Rule 12b-1 Plan fee that the shareholder or the Funds pay to the Distributor. Individual Investment Representatives may generally receive some or all of the amounts paid to the financial intermediary with which he or she is associated.

Affiliates of Princor provide services (such as keeping records of participant accounts) to retirement plans. Princor may pay a bonus or other consideration or incentive to dealers when a participant in such a retirement plan establishes a rollover individual retirement account with the assistance of a Princor registered representative, if the dealer sold the funding vehicle the retirement plan utilizes. The dealer may pay to its Investment Representatives some or all of the amounts Princor pays to the dealer.

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Princor may, from time-to-time, at its expense or through use of amounts it receives from the Fund through a distribution plan adopted pursuant to Rule 12b-1 of the Investment Company Act of 1940, if applicable, pay a bonus or other consideration or incentive to dealers who have sold or may sell significant amounts of shares. Any such bonus or incentive program will not change the price paid by investors for the purchase of the Funds’ shares or the amount that any particular Fund receives as the proceeds from such sales. In addition, Princor or its affiliates may provide financial support to dealers that sell shares of the Funds. This support is based primarily on the amount of sales of fund shares and/or total assets in the Funds. The amount of support may be affected by total sales; net sales; levels of redemptions; the dealers’ support of, and participation in, Princor’s marketing programs and the extent of a dealer’s marketing programs relating to the Funds. Financial support to dealers may be made from payments from Princor’s resources, from its retention of underwriting concessions and, in the case of share classes that have 12b-1 fees, from payments to Princor under such plans.

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS

The information in this section does not apply directly to the Principal LifeTime Funds or the Strategic Asset Management (“SAM”) Portfolios, except to the extent the Principal LifeTime Funds or SAM Portfolios invest in securities other than shares of the Underlying Funds. The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.

Securities and Investment Practices
Market Volatility. Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Interest Rate Changes. Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

Credit Risk. Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or “junk” bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.

Repurchase Agreements and Loaned Securities
Although not a principal investment strategy, each of the Funds may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association, or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by a Fund collateralized by the underlying securities. This

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arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

Each of the Funds may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions. These transactions involve a risk of loss to the Fund if the counterparty should fail to return such securities to the Fund upon demand or if the counterparty’s collateral invested by the Fund declines in value as a result of the investment losses.

Bank Loans (also known as Senior Floating Rate Interests)
Some of the funds invest in bank loans. Bank loans hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral, and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Bank loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the bank loan. Bank loans are rated below-investment-grade, which means they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Bank loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR) or the prime rate offered by one or more major United States banks.

Bank loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentive for the Borrower to repay, prepayments of senior floating rate interests may occur.

Currency Contracts
A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. A Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If a Fund’s Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investment, these techniques could result in a loss. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.

Forward Commitments
Although not a principal investment strategy, each of the Funds may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. Each of the Funds may also enter into contracts to sell its investments either on demand or at a specific interval.

Warrants
Each of the Funds may invest in warrants though none of the Funds use such investments as a principal investment strategy. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

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High Yield Securities
The Bond & Mortgage Securities, Short-Term Bond and Ultra Short Bond Funds may invest in debt securities rated lower than BBB by S&P or Baa by Moody’s or, if not rated, determined to be of equivalent quality by Principal or the Sub-Advisor. Such securities are sometimes referred to as high yield or “junk bonds” and are considered speculative. Each of the Principal LifeTime Funds and Strategic Asset Management Portfolios may invest in underlying funds that may invest in such securities.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher- grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund’s shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.

The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Sub-Advisor thinks it is in the best interest of shareholders.

Real Estate Investment Trusts
The Funds, except the Money Market Fund, may invest in real estate investment trust securities, herein referred to as “REITs.” In addition, the Real Estate Securities Fund typically invests a significant portion of its net assets in REITs. REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. As an investor in a REIT, the Fund will be subject to the REIT’s expenses, including management fees, and will remain subject to the Fund’s advisory fees with respect to the assets so invested. REITs are also subject to the possibilities of failing to qualify for the special tax treatment accorded REITs under the Internal Revenue Code, and failing to maintain their exemptions from registration under the 1940 Act.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.

Initial Public Offerings (“IPOs”)
Certain of the Funds may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market,

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unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders.

Derivatives
To the extent permitted by its investment objectives and policies, each of the Funds may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices, or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Funds may enter into put or call options, future contracts, options on futures contracts and over-the-counter swap contracts (e.g., interest rate swaps, total return swaps, and credit default swaps) for both hedging and non-hedging purposes.

Generally, no Fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund.

The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:

•	the risk that the underlying security, interest rate, market index, or other financial asset will not move in the direction the Sub-Advisor anticipated;
•	the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
•	the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund’s initial investment; and
•	the counterparty may fail to perform its obligations.

Exchange Traded Funds (ETFs)
These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. The Funds could purchase shares issued by an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although ETFs have management fees that increase their costs.

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Convertible Securities
Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.

Foreign Investing
As a principal investment strategy, the Diversified International, International Emerging Markets and International Growth Funds may invest Fund assets in securities of foreign companies. The other Funds (except Government & High Quality Bond Fund) may invest in securities of foreign companies but not as a principal investment strategy. For the purpose of this restriction, foreign companies are:

•	companies with their principal place of business or principal office outside the U.S.;
•	companies for which the principal securities trading market is outside the U.S.; and
•	companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced or sales made outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Fund seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If a Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund’s investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, or currency convertibility or exchange rates could result in investment losses for a Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.

Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively

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impact the liquidity of a Fund’s portfolio. A Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

A Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.

Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:

•	increased social, political, and economic instability;
•	a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
•	lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
•	foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
•	relatively new capital market structure or market-oriented economy;
•	the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
•	restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
•	possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Small and Medium Capitalization Companies
The Funds (except the Government & High Quality Bond Fund) may invest in securities of companies with small- or mid-sized market capitalizations. The Bond & Mortgage Securities, High Quality Intermediate-Term Bond, Inflation Protection, LargeCap Growth, LargeCap S&P 500 Index, LargeCap Value, Partners LargeCap Blend, Money Market, Partners LargeCap Blend I, Partners LargeCap Growth, Partners LargeCap Growth I, Partners LargeCap Growth II, Partners LargeCap Value, Preferred Securities, Real Estate Securities and Short-Term Bond Funds may hold securities of small and medium capitalization companies but not as a principal investment strategy. The international funds invest in the securities of foreign corporations without regard to the market capitalizations of those companies. Market capitalization is defined as total current market value of a company’s outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company’s growth prospects. As

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a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company’s management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.

Temporary Defensive Measures
From time to time, as part of its investment strategy, each Fund (other than the Money Market Fund which may invest in high-quality money market securities at any time) may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent that the Fund is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers’ acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, a Fund may purchase U.S. government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Funds may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.

Fund of Funds
The performance and risks of each Principal LifeTime Fund and Strategic Asset Management (“SAM”) Portfolio directly corresponds to the performance and risks of the underlying funds in which the Fund or Portfolio invests. By investing in many underlying funds, the Principal LifeTime Funds and the SAM Portfolios have partial exposure to the risks of many different areas of the market. The more a Principal LifeTime Fund or SAM Portfolio allocates to stock funds, the greater the expected risk.

Each Principal LifeTime Fund and SAM Portfolio indirectly bears its pro-rata share of the expenses of the Underlying Funds in which it invests, as well as directly incurring expenses. Therefore, investment in a Principal LifeTime Fund or SAM Portfolio may be more costly than investing directly in shares of the Underlying Funds. If you are considering investing in a Principal LifeTime Fund, you should take into account your estimated retirement date and risk tolerance. In general, each Principal LifeTime Fund is managed with the assumption that the investor will invest in a Principal LifeTime Fund whose stated date is closest to the date the shareholder retires. Choosing a Fund targeting an earlier date represents a more conservative choice; targeting a Fund with a later date represents a more aggressive choice. It is important to note that the retirement year of the Fund you select should not necessarily represent the specific year you intend to start drawing retirement assets. It should be a guide only. Generally, the potential for higher returns over time is accompanied by the higher risk of a decline in the value of your principal. Investors should realize that the Principal LifeTime Funds are not a complete solution to their retirement needs. Investors must weigh many factors when considering when to retire, what their retirement needs will be, and what sources of income they may have.

The risks associated with investing in an Underlying Fund of a fund of funds are discussed in Appendix A under Underlying Fund Risk.

Portfolio Turnover
“Portfolio Turnover” is the term used in the industry for measuring the amount of trading that occurs in a Fund’s portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year. Funds that engage in active trading may have high portfolio turnover.

Funds with high turnover rates (more than 100%) often have higher transaction costs (that are paid by the Fund) that may have an adverse impact on Fund performance and may generate short-term capital gains (on which taxes may be imposed even if no shares of the Fund are sold during the year). No turnover rate can be calculated for the Money Market Fund because of the short maturities of the securities in which it invests. Turnover rates for each of the other Funds may be found in the Fund’s Financial Highlights table.

Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the “total return” line in the Financial Highlights section already includes portfolio turnover costs.

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MANAGEMENT OF THE FUNDS

The Manager
Principal Management Corporation (“Principal”) serves as the manager for the Fund. Through the Management Agreement with the Fund, Principal provides investment advisory services and certain corporate administrative services for the Fund.

Principal is an indirect subsidiary of Principal Financial Group, Inc. and has managed mutual funds since 1969. Principal’s address is Principal Financial Group, Des Moines, Iowa 50392.

Principal provides a substantial part of the investment advisory services to each of the Principal LifeTime Funds directly, while engaging PGI as a sub-advisor to provide asset allocation services to the Funds. The portfolio managers appointed by Principal for each Principal LifeTime Fund are, effective June 1, 2007, James Fennessey, Michael P. Finnegan, and Randy L. Welch. The Portfolio manager appointed by PGI for each Principal LifeTime Fund is Dirk Laschanzky. Messrs. Fennessey, Finnegan, Welch, and Laschanzky share day-to-day management of the Principal LifeTime Funds according to their respective responsibilities which are described as follows.

On behalf of PGI, Mr. Laschanzky develops, implements, and monitors the Fund’s strategic or long-term asset class targets and target ranges. On behalf of Principal, Messrs, Fennessey, Finnegan, and Welch implement the strategic asset allocation Mr. Laschanzky sets, operating as a team, sharing authority and responsibility for research with no limitation on the authority of one portfolio manager in relation to another.

James Fennessey, CFA. Mr. Fennessey is a Vice President of Principal Management Corporation. Mr. Fennessey joined the Principal Financial Group in 2000. He is the Head of the Manager Research Team that is responsible for analyzing, interpreting and coordinating investment performance data and evaluation of the investment managers under the due diligence program that monitors investment managers used by the Principal Funds. Mr. Fennessey graduated from Truman State University with a BS in Business Administration, with an emphasis in Finance, and a minor in Economics. He has earned the right to use the Chartered Financial Analyst designation.

Michael P. Finnegan, CFA. Mr. Finnegan is Chief Investment Officer for Principal Management Corporation. Mr. Finnegan joined the Principal Financial Group in May of 2001 and leads the Investment Services group. As head of Investment Services, Mr. Finnegan is primarily responsible for developing and implementing Principal’s investment and product development strategies. Prior to joining Principal, Mr. Finnegan worked for Wilshire Associates’ consulting division providing investment consulting and client service to large institutional clients. Mr. Finnegan has earned the right to use the Chartered Financial Analyst designation and is a member of the ICFA and the Iowa Society of Financial Analysts. He received an M.A. in Finance from the University of Iowa and a B.B.A. in Finance from Iowa State University.

Randy L. Welch. Mr. Welch is a Vice President of Principal Management Corporation. Mr. Welch joined the Principal Financial Group in 1989 and oversees the functions of the Investment Services group, which includes investment manager research, investment consulting, performance analysis, and investment communication. He is also responsible for the due diligence program that monitors investment managers used by the Principal Funds. Mr. Welch is an affiliate member of the Chartered Financial Analysts (CFA) Institute. Mr. Welch earned his undergraduate degree from Grand View College and an MBA from Drake University.

The Sub-Advisors
Principal has signed contracts with various Sub-Advisors. Under the sub-advisory agreements, the Sub-Advisor agrees to assume the obligations of Principal to provide investment advisory services for a specific Fund. For these services, the Sub-Advisor is paid a fee by Principal. Information regarding the Sub-Advisors and individual portfolio managers is set forth below. The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in each of the Funds.

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Sub-Advisor:	AllianceBernstein L.P. (“AllianceBernstein”). AllianceBernstein is located at 1345 Avenue of the Americas, New York, NY 10105.

The portfolio managers listed below for the Partners SmallCap Growth Fund I operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

The management of and investment decisions for the Partners LargeCap Value Fund’s portfolio are made by the US Value Investment Policy Group, comprised of senior US Value Investment Team members. The US Value Investment Policy Group relies heavily on the fundamental analysis and research of the Adviser’s large internal research staff. No one person is principally responsible for making recommendations for the Fund’s portfolio. The members of the US Value Investment Policy Group with the most significant responsibility for the day-to-day management of the Fund’s portfolio are: Marilyn Fedak, John Mahedy, John Phillips and Chris Marx.

Day-to-day
Fund	Fund Management

Partners LargeCap Value	Marilyn G. Fedak
John Mahedy
Chris Marx
John D. Phillips, Jr.

Partners SmallCap Growth I	Bruce K. Aronow
N. Kumar Kirpalani
Samantha S. Lau
Wen-Tse Tseng

Bruce K. Aronow, CFA. Senior Vice President, Portfolio Manager/Research Analyst. Mr. Aronow is team leader of the Small Cap Growth equity portfolio management team. Prior to joining AllianceBernstein in 1999, Mr. Aronow was responsible for research and portfolio management of the small cap consumer sectors since early 1997 at INVESCO (NY) (formerly Chancellor Capital Management). He joined Chancellor in 1994. Previously, Mr. Aronow was a Senior Associate with Kidder, Peabody & Company. Mr. Aronow holds a BA from Colgate University. Mr. Aronow is a member of both the New York Society of Security Analysts and the Association of Investment Management & Research. He is a Chartered Financial Analyst.

Marilyn G. Fedak, CFA. Ms. Fedak joined AllianceBernstein in 1984 as a senior portfolio manager. An Executive Vice President of AllianceBernstein since 2000, she is Head of Global Value Equities and chair of the US Large Cap Value Equity Investment Policy Group. Ms. Fedak serves on AllianceBernstein’s Management Executive Committee and is also a Director of SCB Inc. She earned a BA from Smith College and an MBA from Harvard University. She has also earned the right to use the Chartered Financial Analyst designation.

N. Kumar Kirpalani, CFA. Senior Vice President, Portfolio Manager/Research Analyst. Prior to joining AllianceBernstein in 1999, Mr. Kirpalani was responsible for research and portfolio management of small cap industrial, financial and energy sectors for INVESCO (NY) (formerly Chancellor Capital Management). Mr. Kirpalani joined Chancellor in 1993. Previously, Mr. Kirpalani served as Vice President of Investment Research at Scudder, Stevens & Clark. Mr. Kirpalani received a BTech from the Indian Institute of Technology and an MBA from the University of Chicago. Mr. Kirpalani is a member of both the New York Society of Security Analysts and the Association for Investment Management and Research. He is a Chartered Financial Analyst and has 22 years of investment experience.

Samantha S. Lau, CFA. Senior Vice President, Portfolio Manager/Research Analyst. Prior to joining AllianceBernstein in 1999, Ms. Lau was responsible for covering small cap technology companies for INVESCO (NY)

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(formerly Chancellor Capital Management). She joined Chancellor LGT in 1997. Previously Ms. Lau worked for three years in the investment research department of Goldman Sachs. Ms. Lau has a BS, magna cum laude, in Finance and Accounting from the Wharton School of the University of Pennsylvania. She is a Chartered Financial Analyst.

John Mahedy, CPA. Mr. Mahedy was named Co-CIO–US Value equities in 2003. He continues to serve as director of research — US Value Equities, a position he has held since 2001. Previously, Mr. Mahedy was a senior research analyst at AllianceBernstein’s institutional research and brokerage unit, covering the domestic and international energy industry from 1995 to 2001. He earned a BS and an MBA from New York University.

Christopher W. Marx. Mr. Marx joined AllianceBernstein in 1997 as a research analyst. He covered a variety of industries both domestically and internationally, including chemicals, food, supermarkets, beverages and tobacco. Mr. Marx earned an AB in Economics from Harvard, and an MBA from the Stanford Graduate School of Business.

John D. Phillips, Jr., CFA. Mr. Phillips joined AllianceBernstein in 1994 and is a senior portfolio manager and member of the US Value Equities Investment Policy Group. He is also chairman of AllianceBernstein’s Proxy Voting Committee. Mr. Phillips earned a BA from Hamilton College and an MBA from Harvard University. He has also earned the right to use the Chartered Financial Analyst designation.

Wen-Tse Tseng. Mr. Tseng, Vice President and Portfolio Analyst/Manager, joined Alliance Bernstein in 2006 and is responsible for research and portfolio management for the US Small/SMD Cap Growth healthcare sector. Prior to joining the firm, he spent four years as the healthcare portfolio manager for the small-cap growth team at William D. Witter (the same team had previously managed assets for Weiss, Peck & Greer). Prior to that, Mr. Tseng was a senior healthcare analyst at JP Morgan Flemming Asset Management for a year and a half. Mr. Tseng holds a BS from National Taiwan University, an MS in Molecular Genetics and Microbiology from Robert Wood Johnson Medical School-University of Medicine and Dentistry of New Jersey, and an MBA from Graziadio School of Business and Management at Pepperdine University. Location: New York.

Sub-Advisor:	American Century Investment Management, Inc. (“American Century”) was founded in 1958. Its office is located in the American Century Tower at 4500 Main Street, Kansas City, MO 64111.

The day-to day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Partners LargeCap Growth II	Prescott LeGard
Gregory Woodhams

Prescott LeGard, CFA. Mr. LeGard is a Vice President and Portfolio Manager for American Century. Mr. LeGard joined the company in 1999. Before joining the company, he was an Equity Analyst for USAA Investment Management where he analyzed technology companies. He has worked in the investment industry since 1993. Mr. LeGard holds a BA degree in Economics from DePauw University. He has earned the right to use the Chartered Financial Analyst designation.

Gregory J. Woodhams, CFA. Mr. Woodhams is a Vice President and Senior Portfolio Manager for American Century. Mr. Woodhams has worked in the financial industry since 1992 and joined American Century in 1997. Previously, he was Vice President and Director of Equity Research at Texas Commerce Bank. Mr. Woodhams holds a Bachelor’s degree in Economics from Rice University and a Master’s degree in Economics from the University of Wisconsin at Madison. He has earned the right to use the Chartered Financial Analyst designation.

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Sub-Advisor:	Ark Asset Management Co., Inc. (“Ark Asset”) is an independent, 100% employee owned investment management firm. Ark Asset’s offices are located at 125 Broad Street, New York, NY 10004.

The day-to day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Partners SmallCap Value	Coleman M. Brandt
William G. Charcalis

Coleman M. Brandt. Vice Chairman, Senior Portfolio Manager, Ark Asset. Mr. Brandt joined Ark Asset in 1989. Prior to joining Ark Asset, he served as President of Lehman Management Co., Inc. He earned an MBA from the Harvard Graduate School of Business Administration and a BS from the Philadelphia Textile Institute.

William G. Charcalis. Managing Director, Senior Portfolio Manager, Ark Asset. Mr. Charcalis joined Ark Asset in 1994 as Senior Manager and has served in his current position since 1997. Prior to joining Ark Asset, he was “a Portfolio” Manager at the IBM Retirement Funds. He earned a BS from the University of Southern California.

Sub-Advisor:	Barrow, Hanley, Mewhinney & Strauss, Inc. (“BHMS”) is an investment advisory firm that was founded in 1979. It is registered as an investment adviser under the Investment Advisers Act of 1940. BHMS manages investments for institutional investors. It is a wholly owned subsidiary of Old Mutual Asset Managers (US) LLC, which is a wholly owned subsidiary of Old Mutual plc. BHMS’s address is 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201.

The day-to-day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

MidCap Value	James P. Barrow
Mark Giambrone

James P. Barrow. During Mr. Barrow’s investment career, he has worked as a securities analyst and portfolio manager for several major institutions including Citizens & Southern Bank of South Carolina, Atlantic Richfield and Reliance Insurance. In 1973 joined Republic National Bank of Dallas as a portfolio manager, where he worked with Tim Hanley and John Strauss. He later was placed in charge of the Employee Benefit Portfolio Group and was a member of the Trust Investment Committee until the founding of BHMS in 1979. He earned a BS from the University of South Carolina.

Mark Giambrone, CPA. Mr. Giambrone joined BHMS in December 1998 and became a principal in 2000. Prior to joining BHMS, Mr. Giambrone served as a portfolio consultant at HOLT Value Associates. During his career, he has also served as a senior auditor/tax specialist for KPMG Peat Marwick and Ernst & Young Kenneth Leventhal. Mr. Giambrone is a member of the American Institute of Certified Public Accountants. He graduated summa cum laude from Indiana University with a BS in Accounting, and earned an MBA from the University of Chicago.

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Sub-Advisor:	Columbus Circle Investors (“CCI”) is an affiliate of PGI and a member of the Principal Financial Group. CCI was founded in 1975. Its address is Metro Center, One Station Place, Stamford, CT 06902.

Clifford G. Fox is the lead portfolio manager and Michael Iacono is the assistant portfolio manager. Mr. Fox has the final decision making authority, but relies on Mr. Iacono as the analyst and researcher for stock ideas. Additionally, Mr. Iacono has the authority to execute trades in Mr. Fox’s absence.

Day-to-day
Fund	Fund Management

LargeCap Growth	Anthony Rizza
MidCap Growth	Clifford G. Fox
Michael Iacono

Clifford G. Fox, CFA. Mr. Fox, portfolio manager, joined CCI in 1992. He received an MBA from the Stern School of Business, New York University and a BS from the Wharton School, University of Pennsylvania. Mr. Fox has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.

Michael Iacono, CFA. Managing Director/Co-Portfolio Manager. Mr. Iacono joined Columbus Circle Investors in February, 1997 and rejoined in March, 2000 after a 10 month absence at Bedford Oak Advisors. During Mr. Iacono’s first years at CCI, he held the positions of Research Associate, Securities Analyst, and Senior Securities Analyst. During his 10 month absence, he held the position of portfolio manager at the investment partnership. Mr. Iacono also previously worked at Arthur Andersen, L.L.P. as a Senior Audit and Business Advisor. Mr. Iacono received his B.S. from Boston College. Mr. Iacono is a Certified Public Accountant and has earned the right to use the Chartered Financial Analyst designation. He is a member of the New York Society of Security Analysts.

Anthony Rizza, CFA. Mr. Rizza, portfolio manager, joined CCI in 1991. He received a BS in Business from the University of Connecticut. Mr. Rizza has earned the right to use the Chartered Financial Analyst designation and is a member of the Hartford Society of Security Analysts.

Sub-Advisor:	Edge Asset Management, Inc. (“Edge”) is an affiliate of Principal and a member of the Principal Financial Group. Edge has been in the business of investment management since 1944. Its address is 601 Union Street, Suite 2200, Seattle, WA 98101-1377.

The day-to-day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority, with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

SAM Balanced Portfolio	Michael D. Meighan
Randall L. Yoakum
SAM Conservative Balanced Portfolio	Michael D. Meighan
Randall L. Yoakum
SAM Conservative Growth Portfolio	Michael D. Meighan
Randall L. Yoakum
SAM Flexible Income Portfolio	Michael D. Meighan
Randall L. Yoakum
SAM Strategic Growth Portfolio	Michael D. Meighan
Randall L. Yoakum

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Michael D. Meighan, CFA. Mr. Meighan, Portfolio Manager-Asset Allocation of Edge, was responsible for co-managing the predecessor SAM Portfolios with Mr. Yoakum (see below) beginning March 2003. Mr. Meighan joined Edge in 1999. Between 1993 and 1999, he was employed with Mr. Yoakum at D.A. Davidson & Co. as a Portfolio Manager and Senior Analyst for its asset allocation product.

Randall L. Yoakum, CFA. Mr. Yoakum, Chief Investment Strategist and Head of Asset Allocation of Edge, led a team of investment professionals in managing the predecessor SAM Portfolios beginning January 1999. Between 1997 and 1999, Mr. Yoakum was Chief Investment Officer for D.A. Davidson & Co. Between 1994 and 1997, Mr. Yoakum was the Senior Vice President and Managing Director of Portfolio Management for Boatmen’s Trust Company, and, prior to that, Mr. Yoakum was Senior Vice President and Chief Equity Officer for Composite Research & Management Co. (the predecessor to WM Advisors) for eight years.

Sub-Advisor:	Emerald Advisers, Inc. (“Emerald”) is a wholly owned subsidiary of Emerald Asset Management. Emerald provides professional investment advisory services to institutional investors, high net worth individuals and the general public. Emerald’s offices are located at 1703 Oregon Pike Road, Suite 101, Lancaster, PA 17601.

Day-to-day
Fund	Fund Management

Partners SmallCap Growth II	Joseph W. Garner
Kenneth G. Mertz II
Stacey L. Sears

Joseph W. Garner. Mr. Garner joined Emerald in 1994 and serves as Director of Emerald Research and Portfolio Manager. Prior to joining Emerald, Mr. Garner was the Program Manager of the Pennsylvania Economic Development Financing Authority (PEDFA); an Economic Development Analyst with the PA Department of Commerce’s Office of Technology Development; and an Industry Research Analyst with the Pittsburgh High Technology Council. Mr. Garner earned an MBA from the Katz Graduate School of Business, University of Pittsburgh, and graduated magna cum laude with a BA in Economics from Millersville University.

Kenneth G. Mertz II, CFA. Mr. Mertz joined Emerald in 1992 and serves as President of Emerald Advisers, Inc. Formerly he served as Past Trustee, Vice President of the Emerald Mutual Funds (1992-2005) and Chief Investment Officer of the Pennsylvania State Employees’ Retirement System (1985-1992). He earned a BA in Economics from Millersville University.

Mr. Mertz supervises the entire portfolio management and trading process. As Chief Investment Officer, he has full discretion over all portfolios. Mr. Mertz, Ms. Sears and Mr. Garner work as a team developing strategy.

Stacey L. Sears. Ms. Sears joined Emerald in 1991 and serves as Senior Vice President and Portfolio Manager of Emerald Advisers, Inc. She is co-manager of the Forward Emerald Growth Fund and a member of the Portfolio Management team. Additionally, Ms. Sears maintains research coverage of retail, apparel, consumer goods and consumer technology companies. Ms. Sears earned a BS in Business Administration from Millersville University and an MBA from Villanova University.

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Sub-Advisor:	Essex Investment Management Company, LLC (“Essex”) is a Boston-based management firm which specializes in growth equity investments. Essex manages portfolios for corporations, endowments, foundations, municipalities, public funds, Taft-Hartley accounts, and private clients. Essex offers a range of growth equity strategies and employs proprietary fundamental research combined with active portfolio management. Its address is 125 High Street, 29th Floor, Boston, MA 02110.

Day-to-day
Fund	Fund Management

Partners SmallCap Growth II	Nancy B. Prial

Nancy B. Prial, CFA. Ms. Prial is a Portfolio Manager and Senior Principal on the Essex Small-Micro Cap Growth and Small-Mid Cap Growth strategies. Prior to joining the firm, she spent six years at The Burridge Group, LLC as Vice President and Chief Investment Officer and four years at the Twentieth Century Division of American Century Investors. She began her investment career in 1984 at Frontier Capital Management as a fundamental analyst and portfolio manager. Ms. Prial graduated from Bucknell University with a BS in Electrical Engineering and a BA in Mathematics. She also earned an MBA from Harvard Business School. Ms. Prial has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:	Goldman Sachs Asset Management, L.P. (“GSAM”) has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). GSAM’s principal office is located at 32 Old Slip, New York, NY 10005.

The day-to-day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Partners LargeCap Blend I	Andrew Alford Melissa R. Brown Mark Carhart Robert C. Jones

Andrew Alford. Mr. Alford is a Managing Director and Senior Portfolio Manager at GSAM. Mr. Alford joined the Investment Adviser as a researcher in 1998 and has taken on portfolio management responsibilities for the long-only Structured Funds in 2007.

Melissa R. Brown, CFA. Ms. Brown is a senior portfolio manager responsible for the US Portfolios for the Global Quantitative Equity (“GQE”) group. A member of the GQE Investment Policy Committee, she is involved with all aspects of the portfolio management process. Ms. Brown joined GSAM as a portfolio manager in 1998. From 1984 to 1998, she was the director of Quantitative Equity Research and served on the Investment Policy Committee at Prudential Securities. She earned an MBA from New York University. She has earned the right to use the Chartered Financial Analyst designation.

Mark Carhart. Mr. Carhart is a Co-Chief Investment Officer and a Managing Director at GSAM. Mr. Carhart joined the Investment Adviser in 1997 within the Quantitative Investment Strategies group and has taken on portfolio management responsibilities for the Structured Funds in 2007.

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Robert C. Jones, CFA. Mr. Jones is the Chief Investment Officer and a senior portfolio manager for the GQE group. He brings 20 years of investment experience to his work in managing the GQE group. Mr. Jones joined GSAM as a portfolio manager in 1989. He earned an MBA from the University of Michigan. He has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:	Jacobs Levy Equity Management, Inc. (“Jacobs Levy”) provides investment advice based upon quantitative equity strategies. The firm focuses on detecting opportunities in the U.S. equity market and attempting to profit from them through engineered, risk-controlled portfolios. Based in Florham Park, New Jersey, Jacobs Levy is focused exclusively on the management of U.S. equity portfolios for institutional clients. Its address is 100 Campus Drive, Florham Park, NJ 07932-0650.

The day-to day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Partners MidCap Value	Bruce Jacobs
Ken Levy

Bruce Jacobs, Ph.D. Dr. Jacobs serves as co-chief investment officer, portfolio manager, and co-director of research. Prior to co-founding Jacobs Levy in 1986, Dr. Jacobs was Senior Managing Director of a quantitative equity management affiliate of the Prudential Insurance Company of America. Dr. Jacobs earned a BA from Columbia College, an MS in Operations Research and Computer Science from Columbia University, an MSIA from Carnegie Mellon University, and an MA in Applied Economics and a Ph.D. in Finance from the University of Pennsylvania’s Wharton School.

Ken Levy, CFA. Mr. Levy serves as co-chief investment officer, portfolio manager, and co-director of research. Prior to co-founding Jacobs Levy in 1986, Mr. Levy was Managing Director of a quantitative equity management affiliate of the Prudential Insurance Company of America. He earned a BA in Economics from Cornell University and an MBA and an MA in Business Economics from the University of Pennsylvania’s Wharton School. He has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:	Los Angeles Capital Management and Equity Research, Inc. (“LA Capital”) is an independent, employee-owned firm. It is located at 11150 Santa Monica Boulevard, Los Angeles, CA 90025.

The day-to-day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Partners SmallCap Value	David R. Borger
Christine M. Kugler
Stuart K. Matsuda
Hal W. Reynolds
Thomas D. Stevens

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David R. Borger, CFA. Director of Research and Principal, L.A. Capital. Mr. Borger co-founded L.A. Capital in 2002 and is responsible for the development and management of the Dynamic Alpha Model (the firm’s proprietary stock selection model). Prior to co-founding L.A. Capital, he was Managing Director and Principal at Wilshire Associates. He earned a BS from the Wittenberg University and an MA and MBA from the University of Michigan. He has earned the right to use the Chartered Financial Analyst designation.

Christine M. Kugler. Director of Implementation and Principal, L.A. Capital. Ms. Kugler was with L.A. Capital at its founding and became a Principal in January of 2004. Prior to joining L.A. Capital she worked at Wilshire Associates. She earned a BA from the University of California, Santa Barbara.

Stuart K. Matsuda. Director of Trading and Principal, L.A. Capital. Mr. Matsuda co-founded L.A. Capital in 2002. Prior to co-founding L.A. Capital, he was Vice President and principal at Wilshire Associates where he also served as Wilshire Asset Management’s Director of Trading. He earned a BBA from the University of Hawaii and an MBA from California State University Northridge.

Hal W. Reynolds, CFA. Chief Investment Officer and Principal, L.A. Capital. Mr. Reynolds co-founded L.A. Capital in 2002. Prior to co-founding L.A. Capital, he was Managing Director and Principal at Wilshire Associates. He joined the consulting division of Wilshire Associates in 1989 where he served as a senior consultant and also designed the Wilshire Compass (the firm’s asset allocation and manager optimization technology system). In 1989, he joined Wilshire Asset Management as Chief Investment Officer. Mr. Reynolds earned a BA from the University of Virginia and an MBA from the University of Pittsburgh. He has earned the right to use the Chartered Financial Analyst designation.

Thomas D. Stevens, CFA. Chairman and Principal, L.A. Capital. Mr. Stevens co-founded L.A. Capital in 2002. Prior to co-founding L.A. Capital, he was Senior Managing Director and Principal at Wilshire Associates. He joined Wilshire in 1980 and for six years directed its Equity Division, overseeing the delivery of the Equity and Index Fund Management Services, In 1986, he assumed responsibility for Wilshire Asset Management and for the next 16 years headed that division. Mr. Stevens earned a BBA and MBA from the University of Wisconsin. He has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:	Neuberger Berman Management, Inc. (“Neuberger Berman”) is an affiliate of Neuberger Berman, LLC. Neuberger Berman, LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. The two firms continue an asset management history that began in 1939. Neuberger Berman is an indirect, wholly owned subsidiary of Lehman Brothers Holdings, Inc. Lehman Brothers is located at 745 Seventh Avenue, New York, NY 10019.

Day-to-day
Fund	Fund Management

Partners MidCap Value	S. Basu Mullick

S. Basu Mullick. Mr. Mullick, Managing Director, Portfolio Manager, joined Neuberger Berman in 1998. Prior to joining the company, Mr. Mullick was a portfolio manager at Ark Asset Management. He earned a BA in Economics from the Presidency College, India. He also earned an MA in Economics and a Ph.D., ABD Finance from Rutgers University.

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Sub-Advisor:	Principal Global Investors, LLC (“PGI”) is an indirect wholly owned subsidiary of Principal Life Insurance Company, an affiliate of Principal, and a member of the Principal Financial Group. PGI manages equity, fixed-income, and real estate investments primarily for institutional investors, including Principal Life. PGI’s headquarters address is 801 Grand Avenue, Des Moines, IA 50392. It has other primary asset management offices in New York, London, Sydney, and Singapore.

The day-to-day portfolio management is shared by two or more portfolio managers. In each such case, except where noted below, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Bond & Mortgage Securities	William C. Armstrong Timothy R. Warrick
Diversified International	Paul H. Blankenhagen Juliet Cohn Chris Ibach
Government & High Quality Bond	Brad Fredericks Lisa A. Stange
High Quality Intermediate-Term Bond	William C. Armstrong Timothy R. Warrick
Inflation Protection	Bryan C. Davis Martin J. Schafer
International Emerging Markets	Michael Ade Mihail Dobrinov Michael L. Reynal
International Growth	Steven Larson John Pihlblad
LargeCap S&P 500 Index	Dirk Laschanzky Scott W. Smith
LargeCap Value	Arild Holm John Pihlblad
MidCap Blend	K. William Nolin
MidCap S&P 400 Index	Dirk Laschanzky Scott W. Smith
MidCap Value	Stephen Musser Jeffrey A. Schwarte
Money Market	Tracy Reeg Alice Robertson
Principal LifeTime 2010	Dirk Laschanzky
Principal LifeTime 2020	Dirk Laschanzky
Principal LifeTime 2030	Dirk Laschanzky
Principal LifeTime 2040	Dirk Laschanzky
Principal LifeTime 2050	Dirk Laschanzky
Principal LifeTime Strategic Income	Dirk Laschanzky
Short-Term Bond	Zeid Ayer Craig Dawson
SmallCap Blend	Thomas Morabito Phil Nordhus

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Day-to-day
Fund	Fund Management

SmallCap Growth	Mariateresa Monaco
SmallCap S&P 600 Index	Dirk Laschanzky Scott W. Smith
SmallCap Value	Thomas Morabito
Ultra Short Bond	Zeid Ayer Craig Dawson

Michael Ade, CFA. Mr. Ade is a research analyst and serves as a co-portfolio manager for Principal Global Investors. Based in Singapore, his company research focus encompasses the consumer, health care and non-bank financial sectors. Mr. Ade joined the firm in 2001. He received a bachelor’s degree in finance from the University of Wisconsin. He has earned the right to use the Chartered Financial Analyst designation.

William C. Armstrong, CFA. Mr. Armstrong is a portfolio manager for PGI. He manages multi-sector portfolios that invest in corporate bonds, mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, sovereigns, and agencies. He joined the firm in 1992. Previously he served as a commissioned bank examiner at Federal Deposit Insurance Commission. He earned a Master’s degree from the University of Iowa and a Bachelor’s degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.

Zeid Ayer, Ph.D., CFA. Mr. Ayer is a portfolio manager at PGI. He is a co-manager of the ultra short and short-term bond portfolios. He is also head of the Structured Debt group that covers asset-backed securities (ABS) and non-agency mortgage-backed securities (MBS). He joined PGI in 2001 and is the primary analyst responsible for mortgage-related ABS and non-agency MBS investments. Previously, Mr. Ayer was an assistant vice president at PNC Financial Services Group. He earned a doctorate in Physics from the University of Notre Dame, a master’s in Computational Finance from Carnegie Mellon University and a Bachelor’s degree in Physics from St. Xavier’s College, Bombay University. He has earned the right to use the Chartered Financial Analyst designation.

Paul H. Blankenhagen, CFA. Mr. Blankenhagen joined the firm in 1992 and was named a portfolio manager in 2000. He is responsible for developing portfolio strategy and the ongoing management of core international equity portfolios. He earned a Master’s degree from Drake University and a Bachelor’s degree in Finance from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation, and is a member of the Association for Investment Management and Research (AIMR) and the Iowa Society of Financial Analysts.

Juliet Cohn. Ms. Cohn is a portfolio manager at PGI. She co-manages the core international equity portfolios, with an emphasis on Europe and on the health care sector. Prior to joining the firm in 2003, she served as a director and senior portfolio manager at Allianz Dresdner Asset Management, managing both retail and institutional European accounts. Prior to that, she was a fund manager at London firms Capel Cure Myers and Robert Fleming. She earned a Bachelor’s degree in Mathematics from Trinity College, Cambridge England.

Bryan C. Davis, CFA. Mr. Davis is a senior trader/research analyst for Principal Global Investors. He is responsible for trading mortgage-backed securities and developing investment strategies related to mortgages and derivatives. Mr. Davis joined the firm in 1993 as a servicing valuation director for Principal Residential Mortgage. He then became the director of servicing hedging in 2002 before moving into his current position in 2004. Mr. Davis received a bachelor’s degree in finance from University of lowa. He has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute.

Craig Dawson, CFA. Mr. Dawson is a portfolio manager at PGI. He is co-manager of the ultra short and short term bond portfolios. He joined the firm in 1998 as a research associate, then moved into a portfolio analyst role before moving into a portfolio manager position in 2002. He earned an MBA and a Bachelor’s degree in Finance from the University of Iowa. Mr. Dawson has earned the right to use the Chartered Financial Analyst designation.

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Mihail Dobrinov, CFA. Mr. Dobrinov is a research analyst and serves as a co-portfolio manager for PGI. He specializes primarily in the analysis of companies in the industrial sector, and serves as co-manager for diversified emerging markets portfolios. He joined the firm as an international and emerging market debt and currency specialist in 1995 and joined the equities team in 2002. Mr. Dobrinov received an MBA in finance from the University of Iowa and a law degree from Sofia University, Bulgaria. Mr. Dobrinov has earned the right to use the Chartered Financial Analyst designation. (Mihail does not provide legal services on behalf of any of the member companies of the Principal Financial Group.)

Brad Fredericks. Mr. Fredericks is a portfolio manager at PGI. He is responsible for co-managing the government securities accounts. His responsibilities include general portfolio overview and security analysis. He joined the firm in 1998 as a financial accountant and was named a portfolio manager in 2002. Previously, Mr. Fredericks was an assistant trader at Norwest Mortgage. He earned a Bachelor’s degree in Finance from Iowa State University. Mr. Fredericks is a Fellow of the Life Management Institute (FLMI).

Arild Holm, CFA . Mr. Holm is a portfolio manager at PGI. He specializes in the management of large cap value portfolios and also provides analyst coverage of domestic energy companies. Before joining Principal in 2002, Mr. Holm was an investment officer with the University of California. Previously, he spent five years with the Colorado Public Employees’ Retirement Association (PERA) as an energy portfolio manager and three years as an oil and gas analyst with Hanifen, Imhoff, Inc. Mr. Holm earned an MBA in Finance from the University of Colorado and a Bachelor’s degree in Management Sciences from the University of Manchester Institute of Science and Technology (England). He has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute

Christopher Ibach, CFA. Mr. Ibach is an associate portfolio manager and equity research analyst at PGI. He specializes primarily in the analysis of international technology companies, with a particular emphasis on semiconductor research. Prior to joining PGI in 2000, he gained six years of related industry experience with Motorola, Inc. Mr. Ibach earned an MBA in Finance and a Bachelor’s degree in Electrical Engineering from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Steven Larson, CFA. Mr. Larson is an portfolio manager for Principal. He is responsible for co-managing Principal’s international growth portfolio as well as covering the utilities sector for core international portfolios. Prior to joining the firm in 2001, he led the investment management review and portfolio analysis process for the $80 billion Wells Fargo fund family. He earned an MBA in Finance from the University of Minnesota and a Bachelor’s degree from Drake University. He has earned the right to use the Chartered Financial Analyst designation.

Dirk Laschanzky, CFA. Mr. Laschanzky is a portfolio manager for PGI, responsible for portfolio implementation strategies, asset allocation and managing the midcap value and index portfolios. Prior to joining PGI in 1997, he was a portfolio manager and analyst for over seven years at AMR Investment Services. He earned an MBA and BA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Mr. Laschanzky shares responsibility for the day-to-day management of the Principal LifeTime Funds with Messrs. Fennessey, Finnegan and Welch, portfolio managers representing Principal. On behalf of PGI, Mr. Laschanzky develops, implements, and monitors the Funds’ strategic or long-term asset class targets and target ranges. On behalf of Principal, Messrs. Fennessey, Finnegan, and Welch implement the strategic asset allocation Mr. Laschanzky sets.

Mariateresa Monaco. Ms. Monaco is a portfolio manager and member of the domestic small-cap equity team at PGI. She serves as lead portfolio manager for the small-cap growth portfolios. Ms. Monaco joined PGI in 2005 with a decade of prior equity investment experience with Fidelity Management and Research in Boston where she supported a family of institutional equity funds with $2 billion in assets. Ms. Monaco earned an MBA from the Sloan School of Management at the Massachusetts Institute of Technology and a Master’s degree in Electrical Engineering from Northeastern University. She also earned a Master’s degree in Electrical Engineering from Politecnico di Torino, Italy.

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Thomas Morabito, CFA. Mr. Morabito leads the small-cap portfolio management team for PGI and is the portfolio manager on the small-cap value portfolios. Prior to joining PGI in 2000, he managed the Structured Small Cap Fund for Invesco Management & Research. He earned an MBA in Finance from Northeastern University and his BA in Economics from State University of New York. He has earned the right to use the Chartered Financial Analyst designation.

Stephen B. Musser, CFA . Mr. Musser is a portfolio manager at PGI. He specializes in the management of mid cap value portfolios and also provides analyst coverage of companies in the financial services industry. Mr. Musser joined the firm in 2001. Previously, he was an analyst for A.G. Edwards & Sons. He earned an MBA in Finance and a Bachelor’s degree in Economics from the University of Missouri. He has earned the right to use the Chartered Financial Analyst designation.

K. William Nolin, CFA. Mr. Nolin is a portfolio manager for PGI. He serves as the portfolio manager for the firm’s international small-cap equity portfolios. He joined the firm in 1994. He earned an MBA from the Yale School of Management and a Bachelor’s degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Phil Nordhus, CFA. Mr. Nordhus joined PGI in 1990 and was previously involved in corporate acquisitions and divestitures before moving to the equity group in 2000. Most recently, he has been involved in managing the small-cap portfolios and has responsibility for managing the small-cap analyst team. Mr. Nordhus earned an MBA from Drake University and a Bachelor’s degree in Economics from Kansas State University. He has earned the right to use the Chartered Financial Analyst designation.

John Pihlblad, CFA. Mr. Pihlblad is a portfolio manager at PGI. He joined the firm in 2000 and led the development of PGI’s Global Research Platform. He has over 25 years experience in creating and managing quantitative investment systems. Prior to joining PGI, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He earned a BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.

Tracy Reeg. Ms. Reeg is a portfolio manager at PGI. She is involved in the portfolio management of money market portfolios. She joined the firm in 1993 and began trading and portfolio management duties in 2000. Ms. Reeg earned a Bachelor’s degree in Finance from the University of Northern Iowa. She is a member of the Life Office Management Association (LOMA) and is a Fellow of the Life Management Institute (FLMI).

Michael L. Reynal. Mr. Reynal is a portfolio manager at PGI. He specializes in the management of emerging markets portfolios, as well as regional Asian equity portfolios. Prior to joining PGI in 2001, he was responsible for equity investments in Latin America, the Mediterranean and the Balkans while at Wafra Investment Advisory Group, Inc. in New York. Mr. Reynal earned an MBA from the Amos Tuck School at Dartmouth College, an MA in History from Christ’s College at the University of Cambridge and a BA in History from Middlebury College.

Alice Robertson. Ms. Robertson is a trader for PGI on the corporate fixed-income trading desk. She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Previously, Ms. Robertson was an assistant vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master’s degree in Finance and Marketing from DePaul University and her Bachelor’s degree in Economics from Northwestern University.

Martin J. Schafer. Mr. Schafer is a portfolio manager for PGI. He specializes in short-term and long duration portfolios, as well as the Inflation Protection Fund and stable value mandates. He also has experience in managing mortgage-backed securities. Mr. Schafer joined the firm in 1977 and in the early 1980s he developed the firm’s secondary mortgage marketing operation. In 1984, he assumed portfolio management responsibility for its residential mortgage portfolio. He began managing mutual fund assets in 1985, institutional portfolios in 1992 and stable value portfolios in 2000. He has earned a Bachelor’s degree in Accounting and Finance from the University of Iowa.

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Jeffrey A. Schwarte, CFA, CPA. Mr. Schwarte is a portfolio manager at PGI. He manages the large-cap core portfolios and is co-portfolio manager on the midcap value strategies. He joined the firm in 1993 as a staff auditor and has held various positions before moving to an equity research position in 2000. He earned a Bachelor’s degree in Accounting from the University of Northern Iowa. He has earned the right to use the Chartered Financial Analyst designation and is a Certified Public Accountant, a Certified Internal Auditor, and a Fellow of the Life Management Institute (FLMI).

Scott W. Smith. Mr. Smith is a research analyst and portfolio manager at Principal Global Investors. He is an analyst within the firm’s asset allocation and structured investments group. He also provides research assistance to various business units within Principal Global Investors. Mr. Smith joined the firm in 1999. He received a bachelor’s degree in finance from lowa State University.

Lisa A. Stange, CFA. Ms. Stange is a portfolio manager and strategist for PGI. She is responsible for managing the government securities portfolios and the mortgage-backed securities (MBS) within the multi-sector portfolios. As a strategist, Ms. Stange is involved in the formulation of broad investment strategy, quantitative research and product development. Previously, she was co-portfolio manager for U.S. multi-sector portfolios. She joined the firm in 1989. Ms. Stange earned an MBA and a Bachelor’s degree from the University of Iowa. She has earned the right to use the Chartered Financial Analyst designation.

Timothy R. Warrick, CFA. Mr. Warrick is a portfolio manager at PGI with responsibility for the corporate and U.S. multi-sector portfolios. He also serves as portfolio management team leader with responsibility for overseeing portfolio management function for all total return fixed income products. Prior to his portfolio management responsibilities with the firm, Mr. Warrick was a fixed income credit analyst and extensively involved in product development. He joined the firm in 1990. He received an MBA in Finance from Drake University and a Bachelor’s degree in Accounting and Economics from Simpson College. He has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:	Principal Real Estate Investors, LLC (“Principal — REI”), an indirect wholly owned subsidiary of Principal Life, an affiliate of Principal, and a member of the Principal Financial Group, was founded in 2000. It manages investments for institutional investors, including Principal Life. Principal-REI’s address is 801 Grand Avenue, Des Moines, IA 50392.

Day-to-day
Fund	Fund Management

Real Estate Securities	Kelly D. Rush

Kelly D. Rush, CFA. As portfolio manager, Mr. Rush directs the Real Estate Investment Trust (REIT) activity for Principal — REI, the dedicated real estate group of Principal. He has been managing the real estate stock portfolio since 1997. Previously, Mr. Rush participated in structuring commercial mortgage loans for public real estate companies and the analysis of real estate investment trust issued bonds. He has been with the real estate investment area of the firm since 1987. He earned an MBA in Business Administration and a Bachelor’s degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

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Sub-Advisor:	Spectrum Asset Management, Inc. (“Spectrum”) is an indirect subsidiary of Principal Life, an affiliate of PGI and a member of the Principal Financial Group. Spectrum was founded in 1987. Its address is 4 High Ridge Park, Stamford, CT 06905.

The day-to day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Preferred Securities	L. Phillip Jacoby
Bernard M. Sussman

L. Phillip Jacoby. Mr. Jacoby is Sr. Vice President and Portfolio Manager for Spectrum and chairman of Spectrum’s Investment Committee. Prior to joining Spectrum in 1995, he was a senior investment officer as USL Capital Corporation, a subsidiary of Ford Motor Corporate, and co-managed a $600 million preferred stock portfolio. He earned his BS in Finance from Boston University.

Bernard M. Sussman. Mr. Sussman is Chief Investment Officer of Spectrum and Chair of its Investment Committee. Prior to joining Spectrum in 1995, Mr. Sussman was a general partner and head of the Preferred Stock area of Goldman Sachs & Co. He was responsible for sales, trading and underwriting for all preferred products and was instrumental in the development of the hybrid (MIPS) market. He earned both an MBA in Finance and a Bachelor’s degree in Industrial Relations from Cornell University.

Sub-Advisor:	T. Rowe Price Associates, Inc. (“T. Rowe Price”), a wholly owned subsidiary of T. Rowe Price Group, Inc., a financial services holding company, has over 69 years of investment management experience. T. Rowe Price is located at 100 East Pratt Street, Baltimore, MD 21202.

Day-to-day
Fund	Fund Management

Partners LargeCap Blend	Anna M. Dopkin Richard T. Whitney (through March 31, 2008)
Partners LargeCap Growth I	Robert W. Sharps

Anna M. Dopkin, CFA. Ms. Dopkin serves as Chairman of the Investment Advisory Committee for the Fund. Ms. Dopkin is a Vice President of T. Rowe Price Group, Inc. and T. Rowe Price, Co-Director of U.S. Equity Research, and a member of the firm’s Equity Steering Committee. Prior to joining T. Rowe Price in 1996, she worked at Goldman Sachs in its Mortgage Securities Department in New York and London. Ms. Dopkin earned a B.S., magna cum laude, from The Wharton School of the University of Pennsylvania. She has earned the right to use the Chartered Financial Analyst designation.

Ms. Dopkin serves as a portfolio coordinator for the Fund. Instead of making stock selection decisions, she is responsible for ensuring adherence to portfolio constraints and risk controls, along with managing inter-analyst activity. As the lead portfolio coordinator, Ms. Dopkin has ultimate accountability for the Fund.

Robert W. Sharps, CFA, CPA. Mr. Sharps is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price. He is also the lead Portfolio Manager with the Large-Cap Growth Strategy Team in the Equity Division and a member of the Equity Steering Committee. Prior to joining the firm in 1997, Mr. Sharps was a Senior Consultant at KPMG Peat

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Marwick. He earned a B.S., summa cum laude, in Accounting from Towson University and an MBA in Finance from the Wharton School, University of Pennsylvania. He has earned the right to use the Chartered Financial Analyst designation and the Certified Public Accountant accreditation.

Richard T. Whitney, CFA. Mr. Whitney is a Vice President of T. Rowe Price Group, Inc. and T. Rowe Price, Director of the firm’s Quantitative Equity Group and member of the Equity Steering Committee and Brokerage Control Committee. Prior to joining the firm in 1985, Mr. Whitney was employed by the Chicago Board of Trade and IBM. He earned a B.S. and an MEE in Electrical Engineering from Rice University and an MBA from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation.

Mr. Whitney serves as a portfolio coordinator for the Fund. Instead of making stock selection decisions, he, along with Ms. Dopkin, is responsible for ensuring adherence to portfolio constraints and risk controls, as well as managing inter-analyst activity. Effective March 31, 2008, Mr. Whitney will no longer serve as a portfolio coordinator for the Fund.

Sub-Advisor:	Turner Investment Partners, Inc. (“Turner”) was founded in 1990. Its address is 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312.

The day-to day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Partners MidCap Growth	Tara R. Hedlund
Christopher K. McHugh
Jason D. Schrotberger

Tara R. Hedlund, CFA, CPA. Ms. Hedlund joined Turner in 2000. Previously, she was an audit engagement senior at Arthur Andersen LLP. She has been in investment management since 1995. She earned a BBS in Accountancy from Villanova University. She has earned the right to use the Chartered Financial Analyst designation.

Christopher K. McHugh. Mr. McHugh, Vice President and Senior Portfolio Manager, joined Turner in 1990. Prior to joining Turner, he was a performance specialist at Provident Capital Management. He earned a BS in Accounting from Philadelphia University and an MBA in Finance from St. Joseph’s University.

Jason D. Schrotberger, CFA. Mr. Schrotberger joined Turner in 2001. Previously, he was an investment analyst at BlackRock Financial Management. He has been in investment management since 1994. He earned a BA in Economics from Denison University and an MBA in Finance from the University of Illinois. He has earned the right to use the Chartered Financial Analyst designation.

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Sub-Advisor:	UBS Global Asset Management (Americas) Inc. (‘UBS Global AM‘), a Delaware corporation located at One North Wacker, Chicago, IL 60606, is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the “Group”) of UBS AG.

The day-to-day portfolio management for the partners SmallCap Growth II Fund is shared by two portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Partners SmallCap Growth II	Paul A. Graham, Jr.
David N. Wabnik

Paul A. Graham, Jr., CFA.  Mr. Graham joined UBS Global AM in 1994 and has had portfolio management responsibilities since 1994. Mr. Graham is Managing Director, Head of Growth Investors and Co-Head of U.S. Small Cap Growth Equity. For eight years prior to joining the firm, he served as a small cap portfolio manager and research analyst at Value Line Asset Management. Mr. Graham received his BA from Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.

David N. Wabnik.  Mr. Wabnik joined UBS Global AM in 1995 and has been a portfolio manager since 1995. Mr. Wabnik is Executive Director, Co-Head of U.S. SmallCap Growth Equity. For four years prior to joining the firm, he served as a small cap portfolio manager/senior research analyst at Value Line Asset Management. Mr. Wabnik received his BS from Binghamton University and his MBA from Columbia Business School.

The Sub-Sub-Advisors
Principal Global Investors, LLC (“PGI”) has entered into sub-sub-advisory agreements for various Funds. Under these agreements, each sub-sub-advisor has agreed to assume the obligations of PGI for a certain portion of the Fund’s assets. The sub-sub-advisor is paid a fee by PGI.

PGI is the sub-advisor for the Bond & Mortgage Securities Fund. Day-to-day management decisions concerning a portion of the Bond & Mortgage Securities Fund’s portfolio are made by Spectrum Asset Management, Inc. (“Spectrum”), which serves as sub-sub-advisor. Similar day-to-day management decisions concerning a portion of the High Quality Intermediate-Term Bond Fund’s portfolio are made by Spectrum.

See the discussion regarding Spectrum provided in connection with the Preferred Securities Fund for a description of the firm and the individuals who serve as portfolio managers.

Duties of Principal and Sub-Advisors
Principal or the Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund’s investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

Several of the Funds have multiple Sub-Advisors. For those Funds, Principal determines the portion of the Fund’s assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor’s firm or investment professionals or changes in the number of Sub-Advisors. Ordinarily, reallocations of Fund assets among Sub-Advisors will generally occur as a Sub-

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Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

Fees Paid to Principal
The Fund pays Principal a fee for its services, which includes any fee Principal pay to the Sub-Advisor. The fee each Fund paid (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2007 was:

Bond & Mortgage Securities Fund	0.52%		Partners SmallCap Growth Fund I	1.10%
Diversified International Fund	0.87		Partners SmallCap Growth Fund II	0.99
Government & High Quality Bond Fund	0.40		Partners SmallCap Value Fund	1.00
High Quality Intermediate-Term Bond Fund	0.40		Preferred Securities Fund	0.74
Inflation Protection Fund	0.40		Principal LifeTime 2010 Fund	0.1225
International Emerging Markets Fund	1.19		Principal LifeTime 2020 Fund	0.1225
International Growth Fund	0.97		Principal LifeTime 2030 Fund	0.1225
LargeCap Growth Fund	0.60	(2)	Principal LifeTime 2040 Fund	0.1225
LargeCap S&P 500 Index Fund	0.15		Principal LifeTime 2050 Fund	0.1225
LargeCap Value Fund	0.44		Principal LifeTime Strategic Income Fund	0.1225
MidCap Blend Fund	0.64		Real Estate Securities Fund	0.83
MidCap Growth Fund	0.65		SAM Balanced Portfolio	0.31
MidCap S&P 400 Index Fund	0.15		SAM Conservative Balanced Portfolio	0.31
MidCap Value Fund	0.65		SAM Conservative Growth Portfolio	0.31
Money Market Fund	0.38		SAM Flexible Income Portfolio	0.31
Partners LargeCap Blend Fund	0.74		SAM Strategic Growth Portfolio	0.31
Partners LargeCap Blend Fund I	0.44		Short-Term Bond Fund	0.40
Partners LargeCap Growth Fund I	0.73		SmallCap Blend Fund	0.75
Partners LargeCap Growth Fund II	0.99	(1)	SmallCap Growth Fund	0.75
Partners LargeCap Value Fund	0.76		SmallCap S&P 600 Index Fund	0.15
Partners MidCap Growth Fund	1.00	(1)	SmallCap Value Fund	0.75
Partners MidCap Value Fund	0.99		Ultra Short Bond Fund	0.40

(1)	Effective October 31, 2007, the Fund’s management fees were decreased.

(2)	Effective January 16, 2007, the Fund’s management fees were increased.

A discussion regarding the basis for the Board of Directors approving the management agreement with Principal and the sub-advisory agreements with each Sub-Advisor is available in the semi-annual report to shareholders for the period ended April 30, 2007 and in the annual report to shareholders for the fiscal year ended October 31, 2007.

Under an order received from the SEC, the Fund and Principal, may enter into and materially amend agreements with Sub-Advisors, other than those affiliated with Principal, without obtaining shareholder approval. For any Fund that is relying on that order, Principal may, without obtaining shareholder approval:

•	hire one or more Sub-Advisors;

•	change Sub-Advisors; and

•	reallocate management fees between itself and Sub-Advisors.

Principal has ultimate responsibility for the investment performance of each Fund that utilizes a Sub-Advisor due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination, and replacement. No Fund will rely on the order until it receives approval from its shareholders or, in the case of a new Fund, the Fund’s sole initial shareholder before the Fund is available to the other purchasers, and the Fund states in its prospectus that it intends to rely on the order.

The shareholders of each of the Funds have approved the Fund’s reliance on the order; however, only the MidCap Value and all Partners Funds intend to rely on the order.

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PRICING OF FUND SHARES

Each Fund’s shares are bought and sold at the current share price. The share price of each class of each Fund is calculated each day the New York Stock Exchange (“NYSE”) is open (shares are not priced on the days on which the NYSE is closed for trading, generally New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas). The share price is determined as of the close of business of the NYSE (normally 3:00 p.m. Central Time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received in good order by us at our transaction processing center in Canton, Massachusetts. In order for us to process your purchase order on the day it is received, we must receive the order (with complete information):

•	on a day that the NYSE is open and
•	prior to the close of trading on the NYSE (normally 3 p.m. Central Time).

Orders received after the close of the NYSE or on days that the NYSE is not open will be processed on the next day that the NYSE is open for normal trading.

If we receive an application or purchase request for a new mutual fund account or subsequent purchase into an existing account that is accompanied by a check and the application or purchase request does not contain complete information, we may hold the application (and check) for up to two business days while we attempt to obtain the necessary information. If we receive the necessary information within two business days, we will process the order using the next share price calculated. If we do not receive the information within two business days, the application and check will be returned to you.

For all Funds, except the Money Market Fund, the share price is calculated by:

•	taking the current market value of the total assets of the Fund
•	subtracting liabilities of the Fund
•	dividing the remainder proportionately into the classes of the Fund
•	subtracting the liability of each class
•	dividing the remainder by the total number of shares owned in that class.

The securities of the Money Market Fund are valued at amortized cost. The calculation procedure is described in the Statement of Additional Information.

NOTES:

•	If market quotations are not readily available for a security owned by a Fund, its fair value is determined using a policy adopted by the Directors. Fair valuation pricing is subjective and creates the possibility that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.
•	A Fund’s securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. Generally, the values of foreign securities used in computing a Fund’s NAV are the market quotations as of the close of the foreign market. Foreign securities and currencies are also converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The Fund has adopted policies and procedures to “fair value” some or all securities held by a Fund if significant events occur after the close of the market on which the foreign securities are traded but before the Fund’s NAV is calculated. Significant events can be specific to a single security or can include events that affect a particular foreign market or markets. A significant event can also include a general market movement in the U.S. securities markets. If Principal believes that the market value of any or all of the foreign securities is materially affected by such an event, the securities will be valued, and the Fund’s NAV will be calculated, using the policy adopted by the Fund. These fair valuation procedures are intended to discourage shareholders from investing in the Fund for the purpose of engaging in market timing or arbitrage transactions.

The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Fund may change on days when shareholders are unable to purchase or redeem shares.

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•	Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

PURCHASE OF FUND SHARES

Fill out the Principal Investors Fund (or the IRA, SEP or SIMPLE) application completely. You must include:

•	the name you want to appear on the account;
•	the Principal Investors Fund(s) in which you want to invest;
•	the amount of the investment;
•	your Social Security number; and
•	other required information.

The Fund requires a minimum initial investment of $1,000. Subsequent investment minimums are $100.

•	The Funds may reject or cancel any purchase orders for any reason. For example, the Funds do not permit market timing because short-term or other excessive trading into and out of the Funds may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Funds may reject any purchase orders from market timers or investors that, in Principal’s opinion, may be disruptive to the Funds. For these purposes, Principal may consider an investor’s trading history in the Funds or other Funds sponsored by Principal Life and accounts under common ownership or control. Principal may recommend to the Board, and the Board may elect, to close certain funds to new and existing investors.

•	If you are making an initial purchase of Principal Investors Funds of $1,000,000 or more and have selected Class J shares, the purchase will be of Class A shares of the Fund(s) you have selected.

However, if you have selected a Fund which does not offer A shares, we will contact you for instructions as to how to allocate your purchase. As of the date of this prospectus, the following Funds do not offer Class A shares: High Quality Intermediate-Term Bond; International Growth; MidCap Growth; MidCap S&P 400 Index; MidCap Value; Partners SmallCap Growth I; Partners SmallCap Value; SmallCap Growth and SmallCap S&P 600 Index.

•	The minimum investment applies on a per Fund level, not on the total investment being made.

To eliminate the need for safekeeping, the Fund will not issue certificates for shares. The Fund may periodically close to new purchases of shares or refuse any order to buy shares if Principal determines that doing so would be in the best interests of the Fund and its shareholders.

Accounts with foreign addresses cannot be established. If an existing shareholder with a U.S. address moves to a foreign location and updates the address on the shareholder’s account, we are unable to process any purchases or exchanges on that account.

Payment. Payment for shares of the Funds purchased as a direct rollover IRA is made by the retirement plan trustees. Payment for other shares is generally made via personal check or cashiers check. We consider your purchase of Fund shares by check to be your authorization to make an automated clearing house (“ACH”) debit entry to your account. Shares purchased by check may be sold only after the check has cleared your bank, which may take up to 7 calendar days.

Your Investment Representative can help you buy shares of the Funds by mail, through bank wire, direct deposit or Automatic Investment Plan. Contact the Fund at 1-800-222-5852 to obtain bank wire instructions. No wires are accepted on days when the NYSE is closed or when the Federal Reserve is closed (because the bank that would receive your wire is closed).

Direct Deposit
Your Investment Representative can help you make a Direct Deposit from your paycheck (if your employer approves) or from a government allotment. Direct Deposit allows you to deposit automatically all or part of your paycheck (or government allotment) to your Principal Investors Fund account(s). You will receive a Direct Deposit Authorization Form to give to your employer or the governmental agency (either of which may charge a fee for this service). Shares

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will be purchased on the day the ACH notification is received by Wells Fargo, N.A. On days when the NYSE is closed, but the bank receiving the ACH notification is open, your purchase will be priced at the next calculated share price.

Automatic Investment Plan
Your Investment Representative can help you establish an Automatic Investment Plan. You may make regular monthly investments with automatic deductions from your bank or other financial institution account. You select the day of the month the deduction is to be made. If that date is a non-trading day, we will process the deduction on the next trading day. If the next trading day falls in the next month or year, we will process the deduction on the day prior to your selected day. The minimum initial investment is waived if you set up an Automatic Investment Plan when you open your account. Minimum monthly purchase is $100 per Fund.

Effective the close of business on September 1, 2007, the SmallCap Blend Fund (the “fund”) closed to new investors. With limited exceptions, those who were fund shareholders on September 1, 2007 may, however, continue to purchase shares in fund accounts in existence at that time.

REDEMPTION OF FUND SHARES

After you place a sell order in proper form, shares are sold using the next share price calculated. The amount you receive will be reduced by any applicable CDSC or excessive trading fee. There is no additional charge for a sale of shares however, you will be charged a $10 wire fee if you have the sale proceeds wired to your bank. Generally, the sale proceeds are sent out on the next business day* after the sell order has been placed. It may take additional business days for your financial institution to post this payment to your account at that financial institution. At your request, the check will be sent overnight (a $15 overnight fee will be deducted from your account unless other arrangements are made). A Fund can only sell shares after your check making the Fund investment has cleared your bank, which may take up to 7 calendar days. A sell order from one owner is binding on all joint owners.
*  a day when the NYSE is open for normal business

Distributions from IRA, SEP, SIMPLE, and SAR-SEP accounts may be taken as:

•	lump sum of the entire interest in the account,
•	partial interest in the account, or
•	periodic payments of either a fixed amount or an amount based on certain life expectancy calculations.
Tax penalties may apply to distributions before the participant reaches age 59 1/2.

Selling shares may create a gain or a loss for federal (and state) income tax purposes. You should maintain accurate records for use in preparing your income tax returns.

Generally, sales proceeds checks are:

•	payable to all owners on the account (as shown in the account registration) and
•	mailed to the address on the account (if not changed within last 30 days) or previously authorized bank account.

For other payment arrangements, please call Principal Investors Fund. You should also call Principal Investors Fund for special instructions that may apply to sales from accounts:

•	when an owner has died;
•	for certain employee benefit plans; or
•	owned by corporations, partnerships, agents, or fiduciaries.

Payment for shares sold is generally sent the business day after the sell order is received. Under unusual circumstances, Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

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CDSC-Free withdrawal privilege. Sales may be subject to a CDSC. Redemption of Class J shares made through a systematic withdrawal plan in an amount of up to 1.00% per month (measured cumulatively with respect to non-monthly plans) of the value of the Fund account at the time, and beginning on the date, the systematic withdrawal plan is established) may be made without a CDSC. The free withdrawal privilege not used in a calendar year is not added to the free withdrawal privileges for any following year.

Sell shares by mail:

•	Send a distribution form (available at PrincipalFunds.com or by calling 1-800-222-5852) which is signed by the owner/owners of the account to:
Principal Funds
P.O. Box 55904
Boston, MA 02205

•	A Medallion Signature Guarantee* will be required if the:

•	sell order is for more than $100,000;
•	check is being sent to an address other than the account address;
•	account address has been changed within 30 days of the sell order; or
•	check is payable to a party other than the account shareholder(s), Principal Life or a retirement plan trustee or custodian that has agreed in writing to accept a transfer of assets from the Fund.

*	If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member or brokerage firm. A signature guarantee by a notary public or savings bank is not acceptable.

Sell shares in amounts of $100,000 or less by telephone

•	The combined amount requested from all funds to which the redemption request relates is $100,000 or less.
•	The address on the account must not have been changed within the last 30 days and telephone privileges must apply to the account from which the shares are being sold.
•	If our phone lines are busy, you may need to send in a written sell order.
•	To sell shares the same day, the order must be received in good order before the close of normal trading on the NYSE (generally 3:00 p.m. Central Time).
•	Telephone redemption privileges are NOT available for Principal Investors Fund 403(b) plans, inherited IRAs, corporate accounts, and certain employee sponsored benefit plans.
•	If previously authorized, checks can be sent to a shareholder’s U.S. bank account.

Systematic withdrawal plans
You may set up a systematic withdrawal plan on a monthly, quarterly, semiannual or annual basis to:

•	sell enough shares to provide a fixed amount of money ($100 minimum amount; the required minimum is waived to the extent necessary to meet required minimum distributions as defined by the Internal Revenue Code);
•	pay insurance or annuity premiums or deposits to Principal Life (call us for details); and
•	provide an easy method of making monthly installment payments (if the service is available from your creditor who must supply the necessary forms).

You can set up a systematic withdrawal plan by:

•	completing the applicable section of the application; or
•	sending us your written instructions; or
•	calling us if you have telephone privileges on the account (telephone privileges may not be available for all types of accounts).

Your systematic withdrawal plan continues until:

•	you instruct us to stop; or
•	your Fund account balance is zero.

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When you set up the withdrawal plan, you select which day you want the sale made (if none is selected, the sale will be made on the 15th of the month). If the selected date is not a trading day, the sale will take place on the preceding trading day (if that day falls in the month or year prior to your selected date, the transaction will take place on the next trading day after your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.

Sales made under your systematic withdrawal plan will reduce and may eventually exhaust your account. The Funds do not normally accept purchase payments while a systematic withdrawal plan is in effect (unless the purchase represents a substantial addition to your account).

The Fund from which the systematic withdrawal is made makes no recommendation as to either the number of shares or the fixed amount that you withdraw.

Excessive Trading fee (other than Money Market Fund). An excessive trading fee may apply to redemptions made within 30 days of purchase as described in “Frequent Purchases and Redemptions.” If excessive trading is deemed to be occurring, additional restrictive actions may be taken, as described below.

EXCHANGE OF FUND SHARES

Your shares in the Funds may be exchanged without a sales charge for the same class of any other Principal Investors Fund.

•	The CDSC, if any, is not charged on exchanges. However, the original purchase date of the shares from which an exchange is made is used to determine if newly acquired shares are subject to the CDSC when they are sold.
•	An exchange fee is imposed on exchanges of $30,000 or more if the exchanged shares were purchased within 30 days of the date of the exchange.

You may exchange shares by:

•	sending a written request to:
Principal Funds
P.O. Box 55904
Boston, MA 02205

•	completing an Exchange Authorization Form (available on PrincipalFunds.com or by calling 1-800-222-5852).
•	via the Internet at www.principal.com.
•	calling us, if you have telephone privileges on the account.

Automatic Exchange Election
This election authorizes an exchange from one Principal Investors Fund to another on a monthly, quarterly, semiannual or annual basis. You can set up an automatic exchange by:

•	completing an automatic Exchange Election form available on www.principalfunds.com,

•	completing the Automatic Exchange Election section of the application,
•	calling us if telephone privileges apply to the account from which the exchange is to be made, or
•	sending us your written instructions.

Your automatic exchange continues until:

•	you instruct us to stop by calling us if telephone privileges apply to the account or by sending us your written instructions; or
•	your Fund account balance is zero.

You may specify the day of the exchange (if none is selected, the exchange will be made on the 15th of the month). If the selected day is not a trading day, the sale will take place on the preceding trading day (if that day falls in the month or year prior to your selected date, the transaction will take place on the next trading day after your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.

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General

•	An exchange by any joint owner is binding on all joint owners.
•	If you do not have an existing account in the Fund to which the exchange is being made, a new account is established. The new account has the same owner(s), dividend and capital gain options and dealer of record as the account from which the shares are being exchanged.
•	All exchanges are subject to the minimum investment and eligibility requirements of the Fund being acquired.
•	You may acquire shares of a Fund only if its shares are legally offered in your state of residence.
•	For an exchange to be effective the day we receive your instruction, we must receive the instruction in good order at our transaction processing center in Canton, Massachusetts before the close of normal trading on the NYSE (generally 3 p.m. Central Time).

When money is exchanged or transferred from one account registration or tax identification number to another, the account holder is relinquishing his or her rights to the money. Therefore exchanges and transfers can only be accepted by telephone if the exchange (transfer) is between:

•	accounts with identical ownership,
•	an account with a single owner to one with joint ownership if the owner of the single owner account is also an owner of the account with joint ownership,
•	a single owner to a Uniform Transfer to Minors Act (“UTMA”) account if the owner of the single owner account is also the custodian on the UTMA account, or
•	a single or jointly owned account to an IRA account to fund the yearly IRA contribution of the owner (or one of the owners in the case of a jointly owned account).

The exchange is treated as a sale of shares for federal (and state) income tax purposes and may result in a capital gain or loss. Income tax rules regarding the calculation of cost basis may make it undesirable in certain circumstances to exchange shares within 90 days of their purchase.

Fund shares used to fund an employee benefit plan may be exchanged only for shares of other Principal Investors Funds available to employee benefit plans. Such an exchange must be made by following the procedures provided in the employee benefit plan and the written service agreement.

Excessive Trading fee (other than Money Market Fund). An excessive trading fee may apply to exchanges made within 30 days of purchase as described in “Frequent Purchases and Redemptions.” If excessive trading is deemed to be occurring, additional restrictive actions may be taken, as described below.

Principal Investors Fund	EXCHANGE OF FUND SHARES 157
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FREQUENT PURCHASES AND REDEMPTIONS

The Funds are not designed for, and do not knowingly accommodate, frequent purchases and redemptions of fund shares by investors. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase these Funds.

Frequent purchases and redemptions pose a risk to the Funds because they may:

•	Disrupt the management of the Funds by:

•	forcing the Funds to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the Fund; and
•	causing unplanned portfolio turnover;

•	Hurt the portfolio performance of the Funds; and
•	Increase expenses of the Funds due to:

•	increased broker-dealer commissions and
•	increased recordkeeping and related costs.

Certain Funds may be at greater risk of harm due to frequent purchases and redemptions. For example, those Funds that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage.

The Funds have adopted procedures to “fair value” foreign securities under certain circumstances, which are intended, in part, to discourage excessive trading of shares of the Funds. The Board of Directors of the Fund has also adopted policies and procedures with respect to frequent purchases and redemptions of shares of the Funds. The Funds monitor trading activity to identify and take action against abuses. While our policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that we will identify and prevent abusive trading in all instances. If we are not able to identify such excessive trading practices, the Funds may be negatively impacted and may cause investors to suffer the harms described. The potential negative impact and harms of undetected excessive trading in shares of the underlying Funds in which the Principal LifeTime Funds or Strategic Asset Management Funds invest could flow through to the Principal LifeTime Funds and Strategic Asset Management Funds as they would for any Fund shareholder. When we do identify abusive trading, we will apply our policies and procedures in a fair and uniform manner. If we are not able to identify such abusive trading practices, the abuses described above may negatively impact the Funds.

Currently the Funds, except the Money Market Fund, impose an excessive trading fee on redemptions or exchanges of $30,000 or more of a Fund’s Class J shares redeemed within 30 days after they are purchased. The fee does not apply to redemptions or exchanges made pursuant to an Automatic Exchange Election or Systematic Withdrawal Plan through an Automatic Exchange Election or a Systematic Withdrawal Plan; due to a shareholder’s death or disability (as defined in the Internal Revenue Code); to satisfy minimum distribution rules imposed by the Internal Revenue Code; or where the application of the fee would cause a Fund to fail to be considered a “qualified default investment alternative” under the Employee Retirement Income Security Act of 1976, as amended, and the rules and regulations thereunder. The fee is equal to 1.00% of the total redemption or exchange amount. The fee is paid to the Funds and is intended to offset the trading costs, market impact, and other costs associated with short-term money movement in and out of the Funds.

The imposition of the excessive trading fee may be waived if an intermediary, such as a retirement plan recordkeeper, through which Fund shares are made available to shareholders is unable or unwilling to impose the fee, but is able to implement other procedures the Fund believes are reasonably designed to prevent excessive trading in Fund shares.

In addition, if a Fund deems frequent trading and redemptions to be occurring, action will be taken that may include, but is not limited to:

•	Increasing the excessive trading fee to 2%,
•	Increasing the excessive trading fee period from 30 days to as much as 90 days,
•	Applying the excessive trading fee to redemptions or exchanges of less than $30,000,
•	Limiting the number of permissible exchanges available to shareholders identified as “excessive traders,”
•	Limit exchange requests to be in writing and submitted through the United States Postal Service (in which case, requests for exchanges by fax, telephone or internet will not be accepted), and
•	Taking such other action as directed by the Fund.

The Funds have reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, we will

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reverse the exchange and return the account holdings to the positions held prior to the exchange. We will give the shareholder that requested the exchange notice in writing in this instance.

DIVIDENDS AND DISTRIBUTIONS

Dividends are based on estimates of income, expenses, and shareholder activity for the Fund. Actual income, expenses, and shareholder activity may differ from estimates; consequently, differences, if any, will be included in the calculation of subsequent dividends. The Funds pay their net investment income to shareholders of record on the business day prior to the payment date. The payment schedule is as follows:

•	The Bond & Mortgage Securities, Government & High Quality Bond, Inflation Protection, Short-Term Bond, and Ultra Short Bond Funds declare dividends of their daily net investment income each day their shares are priced. On the last business day of each month the Funds will pay out their accumulated declared dividends.

•	The Money Market Fund declares dividends of all its daily net investment income each day its shares are priced. The dividends are paid daily and are automatically reinvested back into additional shares of the Fund. You may ask to have your dividends paid to you monthly in cash. These cash payments are made on the 20th of each month (or previous business day.)

•	The Preferred Securities Fund pays its net investment income on a monthly basis. The payment date is the last business day of each month.

•	The Real Estate Securities Fund and the SAM Flexible Income, SAM Conservative Balanced, and SAM Balanced Portfolios each pay their net investment income on a quarterly basis. The payment date is the last business day of March, June, September, and December.

•	The other Funds pay their net investment income on an annual basis. The payment date is the last business day of the year.

Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.

The Money Market Fund does not seek to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends.

Dividend and capital gains distributions will be reinvested, without a sales charge, in shares of the Fund from which the distribution is paid. However, you may authorize the distribution to be:

•	invested in shares of another Principal Investors Fund without a sales charge (distributions of a Fund may be directed only to one receiving Fund); or

•	paid in cash, if the amount is $10 or more.

Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. Special tax rules apply to Fund distributions to Individual Retirement Accounts and other retirement plans. A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state, and local taxes. A Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased.

To the extent that distributions the Funds pay are derived from a source other than net income (such as a return of capital), a notice will be included in your quarterly statement pursuant to Section 19(a) of the Investment Company Act of 1940, as amended, and Rule 19a-1 disclosing the source of such distributions. Furthermore, such notices shall be posted monthly on our web site at www.principalfunds.com. You may request a copy of all such notices, free of charge, by telephoning 1-800-222-5852. The amounts and sources of distributions included in such notices are estimates only and you should not rely upon them for purposes of reporting income taxes. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders how to report these distributions for federal income tax purposes.

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FUND ACCOUNT INFORMATION

Statements
You will receive quarterly statements for the Funds you own. The statements provide the number and value of shares you own, transactions during the period, dividends declared or paid and other information. The year-end statement includes information for all transactions that took place during the year. Please review your statement as soon as you receive it. Keep your statements as you may need them for tax reporting purposes.

Generally, each time you buy, sell or exchange shares in the Principal Investors Fund, you will receive a confirmation in the mail shortly thereafter. It summarizes all the key information — what you bought or sold, the amount of the transaction, and other vital data.

Certain purchases and sales are only included on your quarterly statement. These include accounts:

•	when the only activity during the quarter:

•	is purchase of shares from reinvested dividends and/or capital gains;
•	are purchases under an Automatic Investment Plan;

•	are sales under a Systematic Withdrawal Plan; or

•	are purchases or sales under an Automatic Exchange Election.

•	used to fund certain individual retirement or individual pension plans; or
•	established under a payroll deduction plan.

If you need information about your account(s) at other times, you may:

•	access your account on the internet at www.principal.com,

•	call our Automated Telephone System, 7 days a week, 24 hours a day at 1-800-222-5852, option 1, or

•	call us at 1-800-222-5852. (Our office generally is open Monday through Friday between 7 a.m. and 7 p.m. Central Time).

Orders Placed by Intermediaries
Principal Investors Fund may have an agreement with your intermediary, such as a broker-dealer, third party administrator or trust company, that permits the intermediary to accept orders on behalf of the Fund until 3 p.m. Central Time. The agreement may include authorization for your intermediary to designate other intermediaries (“sub-designees”) to accept orders on behalf of the Fund on the same terms that apply to the intermediary. In such cases, if your intermediary or a sub-designee receives your order in correct form by 3 p.m. Central Time, transmits it to the Fund and pays for it in accordance with the agreement, the Fund will price the order at the next NAV it computes after your intermediary or sub-designee received your order. Note: The time at which the Fund prices orders and the time until which the Fund or your intermediary or sub-designee will accept orders may change in the case of an emergency or if the New York Stock Exchange closes at a time other than 3 p.m. Central Time.

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Signature Guarantees
Certain transactions require a Medallion Signature Guarantee. If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member or brokerage firm. A signature guarantee by a notary public or savings bank is not acceptable. Signature guarantees are required:

•	if you sell more than $100,000 from any one Fund;
•	if a sales proceeds check is payable to other than the account shareholder(s), Principal Life or Principal Bank;
•	to change ownership of an account;
•	to add wire privileges to an existing account;
•	to change bank account information designated under an existing systematic withdrawal plan;
•	to exchange or transfer among accounts with different ownership; and
•	to have a sales proceeds check mailed to an address other than the address on the account or to the address on the account if it has been changed within the preceding 30 days.

Special Plans
The Funds reserve the right to amend or terminate the special plans described in this prospectus. Such plans include automatic investment, systematic withdrawal, waiver of Fund minimums for certain accounts and waiver or reduction of the contingent deferred sales charge for certain purchasers. You will be notified of any such action to the extent required by law.

Minimum Account Balance
Generally, the Funds do not have a minimum required balance. Because of the disproportional high cost of maintaining small accounts, the Funds reserve the right to set a minimum and sell all shares in an account with a value of less than $300. The sales proceeds would then be mailed to you. These involuntary sales will not be triggered just by market conditions. If the Funds exercise this right, you will be notified that the redemption is going to be made. You will have 30 days to make an additional investment and bring your account up to the required minimum. The Funds reserve the right to increase the required minimum.

Telephone and Internet Instructions
The Funds reserve the right to refuse telephone and/or internet instructions. You are liable for a loss resulting from a fraudulent telephone or internet instruction that we reasonably believe is genuine. We use reasonable procedures to assure instructions are genuine. If the procedures are not followed, we may be liable for loss due to unauthorized or fraudulent transactions. The procedures include: recording all telephone instructions, requiring the use of a Personal Identification Number, requesting personal identification information (name, address, phone number, social security number, birth date, security phrase, etc.) and sending written confirmation to the shareholder’s address of record.

Instructions received from one owner is binding on all owners. In the case of an account owned by a corporation or trust, instructions received from an authorized person are binding on the corporation/trust unless we have a written notification requiring that written instructions be executed by more than one authorized person.

Householding
To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. If you want to receive multiple copies of these materials, you may call the Fund at 1-800-222-5852. You may notify the Fund in writing. Individual copies of prospectuses and reports will be sent to you within thirty (30) days after the Fund receives your request to stop householding.

Multiple Translations
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

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Procedures for Opening an Account
To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to verify your identity. We may also ask to see your driver’s license or other identifying documents.

If concerns arise with verification of your identification, no transactions, other than redemptions, will be permitted while we attempt to reconcile the concerns. If we are unable to verify your identify on a timely basis, we may close your account or take such other action as we deem appropriate.

Financial Statements
Shareholders will receive annual financial statements for the Funds, audited by the Funds’ independent registered public accounting firm, Ernst & Young LLP. Shareholders will also receive a semiannual financial statement that is unaudited.

PORTFOLIO HOLDINGS INFORMATION

The Fund will publish month-end portfolio holdings information for the Funds described in this Prospectus on the principal.com website and the PrincipalFunds.com website on the last business day of the following month. The information will include all of each Fund’s holdings, and may include information regarding the top ten holdings as well. The information will remain on the website until the Fund files portfolio holding information with the SEC for a period that includes the date on which the holdings are published on the websites. Also, from time to time, information relating to the impact of specific events, such as national disasters, corporate debt defaults, or similar events, on a Fund’s portfolio will be published on the website. In addition, composite portfolio holdings information for the Money Market Fund is published each week as of the prior week on the principalglobal.com website.

Third parties who need portfolio holdings information to provide services to the Funds may be provided such information prior to its posting on the website, solely for legitimate business purposes and subject to confidentiality agreements. A description of the Funds’ policies and procedures with respect to the disclosure of the portfolio securities is available in the Funds’ Statement of Additional Information.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions).

The financial statements for the Fund were audited by Ernst & Young LLP, whose report, along with the financial statements, is included in the most recent annual report for the Fund. To receive a copy of the latest annual or semiannual report for the Fund, you may telephone 1-800-222-5852.

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Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004	2003
BOND & MORTGAGE SECURITIES FUND
Class J shares
Net Asset Value, Beginning of Period	$10.71	$10.67	$10.94		$10.73	$10.66
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.51	0.43	0.38		0.32	0.28
Net Realized and Unrealized Gain (Loss) on Investments	(0.17)	0.04	(0.28)		0.20	0.11

Total From Investment Operations	0.34	0.47	0.10		0.52	0.39
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.50)	(0.43)	(0.36)		(0.31)	(0.32)
Distributions from Realized Gains	—	—	(0.01)		—	—

Total Dividends and Distributions	(0.50)	(0.43)	(0.37)		(0.31)	(0.32)

Net Asset Value, End of Period	$10.55	$10.71	$10.67		$10.94	$10.73

Total Return(b)	3.22%	4.49%	0.85%		4.94%	3.64%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$251,634	$237,417	$211,273		$159,802	$110,398
Ratio of Expenses to Average Net Assets	1.18%	1.28%	1.35%		1.36%	1.43%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(c)	N/A	1.23%	1.13%		1.32%	—%
Ratio of Gross Expenses to Average Net Assets(d)	—%	1.29%	1.52%		1.37%	1.48%
Ratio of Net Investment Income to Average Net Assets	4.75%	4.10%	3.46%		2.94%	2.65%
Portfolio Turnover Rate	259.1%	274.5%	202.1	%(e)	150.5%	91.0%

	2007		2006	2005		2004		2003
DIVERSIFIED INTERNATIONAL FUND
Class J shares
Net Asset Value, Beginning of Period	$14.21		$11.32	$9.27		$7.98		$6.49
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.11		0.09	0.06		0.03		0.02
Net Realized and Unrealized Gain (Loss) on Investments	4.22		3.26	2.24		1.26		1.47

Total From Investment Operations	4.33		3.35	2.30		1.29		1.49
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.11)		—	(0.04)		—		—
Distributions from Realized Gains	(1.27)		(0.46)	(0.21)		—		—

Total Dividends and Distributions	(1.38)		(0.46)	(0.25)		—		—

Net Asset Value, End of Period	$17.16		$14.21	$11.32		$9.27		$7.98

Total Return(b)	33.05%		30.50%	25.24%		16.17%		22.98%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$307,754		$192,920	$105,345		$63,380		$33,430
Ratio of Expenses to Average Net Assets	1.52%		1.59%	1.69%		1.78%		2.05%
Ratio of Gross Expenses to Average Net Assets(d)	—%		—%	—%		1.79	%(f)	2.15	%(f)
Ratio of Net Investment Income to Average Net Assets	0.72%		0.69%	0.61%		0.37%		0.24%
Portfolio Turnover Rate	111.3	%(g)	107.5%	202.7	%(h)	160.2	%(i)	162.2	%(j)

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return is calculated without the contingent deferred sales charge.

(c)	Excludes interest expense paid on borrowings through reverse repurchase agreements. See “Operating Policies” in notes to financial statements.

(d)	Excludes expense reimbursement from Manager and/or Underwriter.

(e)	Portfolio turnover rate excludes approximately $213,484,000 of securities from the acquisition of Principal Bond Fund, Inc.

(f)	Expense ratio without commission rebates.

(g)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM International Growth Fund.

(h)	Portfolio turnover rate excludes approximately $279,644,000 of securities from the acquisition of Principal International Fund, Inc. and Principal International SmallCap Fund, Inc. and $19,133,000 from portfolio realignment.

(i)	Portfolio turnover rate excludes approximately $7,549,000 from portfolio realignment from the acquisition of International SmallCap Fund.

(j)	Portfolio turnover rate excludes approximately $8,876,000 of securities from the acquisitions of European Fund, Pacific Basin Fund, and International SmallCap Fund and $5,654,000 from portfolio realignment.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004	2003
GOVERNMENT & HIGH QUALITY BOND FUND
Class J shares
Net Asset Value, Beginning of Period	$10.15	$10.13	$10.40		$10.37	$10.60
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.42	0.38	0.32		0.28	0.25
Net Realized and Unrealized Gain (Loss) on Investments	(0.06)	0.02	(0.28)		0.09	(0.15)

Total From Investment Operations	0.36	0.40	0.04		0.37	0.10
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.42)	(0.38)	(0.31)		(0.34)	(0.33)

Total Dividends and Distributions	(0.42)	(0.38)	(0.31)		(0.34)	(0.33)

Net Asset Value, End of Period	$10.09	$10.15	$10.13		$10.40	$10.37

Total Return(b)	3.63%	4.05%	0.37%		3.59%	0.93%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$101,868	$105,222	$108,545		$101,937	$89,856
Ratio of Expenses to Average Net Assets	1.11%	1.26%	1.18%		1.18%	1.36%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(c)	N/A	1.15%	1.17%		—%	—%
Ratio of Gross Expenses to Average Net Assets(d)	—%	1.26%	1.18%		1.18%	1.36%
Ratio of Net Investment Income to Average Net Assets	4.17%	3.74%	3.07%		2.74%	2.40%
Portfolio Turnover Rate	261.5%	271.5%	542.3	%(e)	95.2%	219.5%

	2007	2006	2005		2004	2003
HIGH QUALITY INTERMEDIATE-TERM BOND FUND
Class J shares
Net Asset Value, Beginning of Period	$10.79	$10.59	$10.68		$10.59	$10.58
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.46	0.42	0.33		0.28	0.35
Net Realized and Unrealized Gain (Loss) on Investments	(0.16)	0.04	(0.25)		0.18	0.02

Total From Investment Operations	0.30	0.46	0.08		0.46	0.37
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.37)	(0.25)	(0.11)		(0.29)	(0.36)
Distributions from Realized Gains	—	(0.01)	(0.06)		(0.08)	—

Total Dividends and Distributions	(0.37)	(0.26)	(0.17)		(0.37)	(0.36)

Net Asset Value, End of Period	$10.72	$10.79	$10.59		$10.68	$10.59

Total Return(b)	2.85%	4.46%	0.80%		4.42%	3.55%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$34,054	$36,023	$36,958		$21,841	$17,476
Ratio of Expenses to Average Net Assets	1.13%	1.35%	1.35%		1.30%	1.39%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(c)	N/A	1.18%	1.08%		1.26%	N/A
Ratio of Gross Expenses to Average Net Assets(d)	—%	1.49%	1.52%		1.30%	1.50%
Ratio of Net Investment Income to Average Net Assets	4.38%	4.01%	3.08%		2.69%	3.31%
Portfolio Turnover Rate	257.3%	268.6%	177.4	%(f)	152.5%	71.3%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return is calculated without the contingent deferred sales charge.

(c)	Excludes interest expense paid on borrowings through reverse repurchase agreements. See “Operating Policies” in notes to financial statements.

(d)	Excludes expense reimbursement from Manager and/or Underwriter.

(e)	Portfolio turnover rate excludes approximately $343,164,000 of securities from the acquisition of Principal Government Securities Fund Income, Inc.

(f)	Portfolio turnover rate excludes approximately $15,223,000 of securities from the acquisition of High Quality Long-Term Bond Fund.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(a)
INFLATION PROTECTION FUND
Class J shares
Net Asset Value, Beginning of Period	$9.60	$9.81	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.38	0.53	0.46
Net Realized and Unrealized Gain (Loss) on Investments	(0.13)	(0.23)	(0.32)

Total From Investment Operations	0.25	0.30	0.14
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.40)	(0.50)	(0.33)
Distributions from Realized Gains	—	(0.01)	—

Total Dividends and Distributions	(0.40)	(0.51)	(0.33)

Net Asset Value, End of Period	$9.45	$9.60	$9.81

Total Return(c)	2.64%	3.08%	1.38	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$6,004	$5,650	$3,728
Ratio of Expenses to Average Net Assets	1.15%	1.21%	1.35	%(e)
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(f)	N/A	1.21%	0.33	%(e)
Ratio of Gross Expenses to Average Net Assets(g)	—%	2.81%	4.24	%(e)
Ratio of Net Investment Income to Average Net Assets	4.00%	5.49%	5.46	%(e)
Portfolio Turnover Rate	88.2%	51.4%	45.5	%(e)

	2007	2006	2005		2004		2003
INTERNATIONAL EMERGING MARKETS FUND
Class J shares
Net Asset Value, Beginning of Period	$24.00	$18.95	$14.90		$12.82		$8.68
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.23	0.14	0.17		0.01		—
Net Realized and Unrealized Gain (Loss) on Investments	16.01	6.85	5.04		2.07		4.14

Total From Investment Operations	16.24	6.99	5.21		2.08		4.14
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.07)	(0.01)	—		—		—
Distributions from Realized Gains	(1.75)	(1.93)	(1.16)		—		—

Total Dividends and Distributions	(1.82)	(1.94)	(1.16)		—		—

Net Asset Value, End of Period	$38.42	$24.00	$18.95		$14.90		$12.82

Total Return(c)	72.25%	39.45%	36.79%		16.26%		47.70%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$307,022	$141,628	$68,971		$25,631		$8,956
Ratio of Expenses to Average Net Assets	1.80%	2.04%	2.22%		2.39%		2.65%
Ratio of Gross Expenses to Average Net Assets(g)	—%	—%	—%		2.40	%(h)	3.31	%(h)
Ratio of Net Investment Income to Average Net Assets	0.82%	0.62%	1.00%		0.10%		0.05%
Portfolio Turnover Rate	141.6%	134.0%	181.2	%(i)	146.9%		144.7%

(a)	Period from December 29, 2004, date operations commenced, through October 31, 2005.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return is calculated without the contingent deferred sales charge.

(d)	Total return amounts have not been annualized.

(e)	Computed on an annualized basis.

(f)	Excludes interest expense paid on borrowings through reverse repurchase agreements. See “Operating Policies” in notes to financial statements.

(g)	Excludes expense reimbursement from Manager and/or Underwriter.

(h)	Expense ratio without commission rebates.

(i)	Portfolio turnover rate excludes approximately $24,418,000 of securities from the acquisition of Principal International Emerging Markets Fund, Inc.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
INTERNATIONAL GROWTH FUND
Class J shares
Net Asset Value, Beginning of Period	$13.00	$11.20	$9.95	$8.28	$6.62
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.08	0.03	0.05	0.04	0.01
Net Realized and Unrealized Gain (Loss) on Investments	3.37	2.78	2.16	1.64	1.65

Total From Investment Operations	3.45	2.81	2.21	1.68	1.66
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.03)	(0.02)	(0.09)	(0.01)	—
Distributions from Realized Gains	(1.25)	(0.99)	(0.87)	—	—

Total Dividends and Distributions	(1.28)	(1.01)	(0.96)	(0.01)	—

Net Asset Value, End of Period	$15.17	$13.00	$11.20	$9.95	$8.28

Total Return(b)	28.89%	26.78%	23.63%	20.30%	25.08%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$87,193	$64,748	$44,266	$20,013	$8,079
Ratio of Expenses to Average Net Assets	1.63%	1.72%	1.88%	2.00%	2.10%
Ratio of Gross Expenses to Average Net Assets(c)	—%	1.72%	1.88%	2.00%	2.65	%(d)
Ratio of Net Investment Income to Average Net Assets	0.59%	0.27%	0.47%	0.43%	0.18%
Portfolio Turnover Rate	129.4%	134.7%	139.5%	156.2%	135.3%

	2007		2006	2005		2004		2003
LARGECAP GROWTH FUND
Class J shares
Net Asset Value, Beginning of Period	$7.46		$6.81	$5.89		$5.72		$5.01
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.01)		(0.01)	(0.01)		(0.04)		(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	2.18		0.66	0.96		0.21		0.75

Total From Investment Operations	2.17		0.65	0.95		0.17		0.71
Less Dividends and Distributions:
Dividends from Net Investment Income	—		—	(0.03)		—		—
Distributions from Realized Gains	(0.10)		—	—		—		—

Total Dividends and Distributions	(0.10)		—	(0.03)		—		—

Net Asset Value, End of Period	$9.53		$7.46	$6.81		$5.89		$5.72

Total Return(b)	29.41%		9.54%	16.17%		2.97%		14.17%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$52,055		$34,561	$20,860		$15,898		$12,629
Ratio of Expenses to Average Net Assets	1.31%		1.36%	1.48%		1.53%		1.64%
Ratio of Gross Expenses to Average Net Assets(c)	—%		—%	—%		1.53	%(d)	1.92	%(d)
Ratio of Net Investment Income to Average Net Assets	(0.18)%		(0.16)%	(0.21)%		(0.63)%		(0.72)%
Portfolio Turnover Rate	113.1	%(e)	93.5%	169.0	%(f)	59.8%		59.2	%(g)

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return is calculated without the contingent deferred sales charge.

(c)	Excludes expense reimbursement from Manager and/or Underwriter.

(d)	Expense ratio without commission rebates.

(e)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM Growth Fund.

(f)	Portfolio turnover rate excludes approximately $289,113,000 of securities from the acquisition of Principal Growth Fund, Inc.

(g)	Portfolio turnover rate excludes approximately $2,976,000 of securities from the acquisition of Technology Fund and $875,000 from portfolio realignment.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004	2003
LARGECAP S&P 500 INDEX FUND
Class J shares
Net Asset Value, Beginning of Period	$9.76	$8.56	$8.62		$7.99	$6.72
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.13	0.11	0.10		0.07	0.05
Net Realized and Unrealized Gain (Loss) on Investments	1.19	1.21	0.56		0.58	1.24

Total From Investment Operations	1.32	1.32	0.66		0.65	1.29
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.10)	(0.08)	(0.13)		(0.02)	(0.02)
Distributions from Realized Gains	(0.03)	(0.04)	(0.59)		—	—

Total Dividends and Distributions	(0.13)	(0.12)	(0.72)		(0.02)	(0.02)

Net Asset Value, End of Period	$10.95	$9.76	$8.56		$8.62	$7.99

Total Return(b)	13.73%	15.48%	7.72%		8.19%	19.19%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$423,409	$371,614	$309,862		$247,010	$154,666
Ratio of Expenses to Average Net Assets	0.75%	0.82%	0.86%		0.90%	1.11%
Ratio of Gross Expenses to Average Net Assets(c)	—%	—%	—%		0.90%	1.13%
Ratio of Net Investment Income to Average Net Assets	1.24%	1.16%	1.20%		0.78%	0.66%
Portfolio Turnover Rate	5.6%	3.7%	11.5	%(d)	67.3%	1.1%

	2007	2006	2005		2004		2003
LARGECAP VALUE FUND
Class J shares
Net Asset Value, Beginning of Period	$12.94	$11.19	$10.61		$9.74		$8.22
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.16	0.14	0.10		0.06		0.03
Net Realized and Unrealized Gain (Loss) on Investments	0.99	1.95	0.98		0.82		1.50

Total From Investment Operations	1.15	2.09	1.08		0.88		1.53
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.12)	(0.05)	(0.12)		(0.01)		(0.01)
Distributions from Realized Gains	(0.60)	(0.29)	(0.38)		—		—

Total Dividends and Distributions	(0.72)	(0.34)	(0.50)		(0.01)		(0.01)

Net Asset Value, End of Period	$13.37	$12.94	$11.19		$10.61		$9.74

Total Return(b)	9.32%	19.11%	10.45%		9.07%		18.60%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$60,957	$50,418	$28,185		$18,334		$10,876
Ratio of Expenses to Average Net Assets	1.11%	1.21%	1.31%		1.35%		1.62%
Ratio of Gross Expenses to Average Net Assets(c)	—%	—%	—%		1.36	%(e)	1.91	%(e)
Ratio of Net Investment Income to Average Net Assets	1.22%	1.14%	0.93%		0.62%		0.38%
Portfolio Turnover Rate	100.3%	92.8%	181.1	%(f)	228.4%		179.1%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return is calculated without the contingent deferred sales charge.

(c)	Excludes expense reimbursement from Manager and/or Underwriter.

(d)	Portfolio turnover rate excludes approximately $71,356,000 of securities from the acquisition of Principal LargeCap Stock Index Fund, Inc.

(e)	Expense ratio without commission rebates.

(f)	Portfolio turnover rate excludes approximately $329,124,000 of securities from the acquisition of Principal Capital Value Fund, Inc.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004		2003
MIDCAP BLEND FUND
Class J shares
Net Asset Value, Beginning of Period	$14.58	$13.52	$12.75		$11.20		$8.95
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.03)	(0.01)	0.05		—		—
Net Realized and Unrealized Gain (Loss) on Investments	2.47	1.78	1.61		1.61		2.25

Total From Investment Operations	2.44	1.77	1.66		1.61		2.25
Less Dividends and Distributions:
Dividends from Net Investment Income	—	—	(0.02)		(0.01)		—
Distributions from Realized Gains	(1.42)	(0.71)	(0.87)		(0.05)		—

Total Dividends and Distributions	(1.42)	(0.71)	(0.89)		(0.06)		—

Net Asset Value, End of Period	$15.60	$14.58	$13.52		$12.75		$11.20

Total Return(b)	18.00%	13.54%	13.53%		14.32%		25.20%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$212,869	$157,731	$117,300		$75,490		$41,132
Ratio of Expenses to Average Net Assets	1.28%	1.35%	1.43%		1.49%		1.68%
Ratio of Gross Expenses to Average Net Assets(c)	—%	—%	—%		1.49	%(d)	1.78	%(d)
Ratio of Net Investment Income to Average Net Assets	(0.23)%	(0.07)%	0.35%		0.27%		(0.27)%
Portfolio Turnover Rate	30.6%	43.4%	133.8	%(e)	60.8	%(f)	35.3	%(g)

	2007	2006	2005	2004		2003
MIDCAP GROWTH FUND
Class J shares
Net Asset Value, Beginning of Period	$6.32	$5.95	$5.17	$5.06		$3.94
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.06)	(0.06)	(0.07)	(0.06)		(0.06)
Net Realized and Unrealized Gain (Loss) on Investments	2.07	0.43	0.85	0.17		1.18

Total From Investment Operations	2.01	0.37	0.78	0.11		1.12

Net Asset Value, End of Period	$8.33	$6.32	$5.95	$5.17		$5.06

Total Return(b)	31.80%	6.22%	15.09%	2.17%		28.43%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$28,144	$20,359	$18,341	$14,824		$10,116
Ratio of Expenses to Average Net Assets	1.44%	1.48%	1.58%	1.65%		1.83%
Ratio of Gross Expenses to Average Net Assets(c)	—%	—%	—%	1.65	%(d)	2.23	%(d)
Ratio of Net Investment Income to Average Net Assets	(0.85)%	(0.98)%	(1.21)%	(1.13)%		(1.38)%
Portfolio Turnover Rate	153.9%	146.1%	233.8%	324.2%		290.7%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return is calculated without the contingent deferred sales charge.

(c)	Excludes expense reimbursement from Manager and/or Underwriter.

(d)	Expense ratio without commission rebates.

(e)	Portfolio turnover rate excludes approximately $574,898,000 of securities from the acquisition of Principal MidCap Fund, Inc.

(f)	Portfolio turnover rate excludes approximately $3,858,000 from portfolio realignment from the acquisition of Partners MidCap Blend Fund.

(g)	Portfolio turnover rate excludes approximately $6,912,000 of securities from the acquisition of Partners MidCap Blend Fund and $2,567,000 from portfolio realignment.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
MIDCAP S&P 400 INDEX FUND
Class J shares
Net Asset Value, Beginning of Period	$14.32	$13.29	$11.77	$10.84	$8.42
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.11	0.08	0.04	0.01	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	2.13	1.53	1.85	1.04	2.43

Total From Investment Operations	2.24	1.61	1.89	1.05	2.42
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.07)	(0.03)	(0.04)	—	—
Distributions from Realized Gains	(0.47)	(0.55)	(0.33)	(0.12)	—

Total Dividends and Distributions	(0.54)	(0.58)	(0.37)	(0.12)	—

Net Asset Value, End of Period	$16.02	$14.32	$13.29	$11.77	$10.84

Total Return(b)	16.13%	12.44%	16.31%	9.72%	28.74%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$42,497	$34,547	$27,806	$19,932	$13,620
Ratio of Expenses to Average Net Assets	0.83%	0.91%	0.99%	1.04%	1.28%
Ratio of Gross Expenses to Average Net Assets(c)	—%	—%	—%	1.04%	1.48%
Ratio of Net Investment Income to Average Net Assets	0.71%	0.54%	0.35%	0.11%	(0.10)%
Portfolio Turnover Rate	36.1%	31.7%	52.1%	55.9%	41.4%

	2007	2006	2005	2004		2003
MIDCAP VALUE FUND
Class J shares
Net Asset Value, Beginning of Period	$14.19	$14.26	$12.85	$11.68		$9.68
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.07	0.10	0.05	0.02		0.01
Net Realized and Unrealized Gain (Loss) on Investments	1.20	1.96	2.20	1.16		2.01

Total From Investment Operations	1.27	2.06	2.25	1.18		2.02
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.08)	(0.05)	(0.02)	(0.01)		(0.02)
Distributions from Realized Gains	(0.82)	(2.08)	(0.82)	—		—

Total Dividends and Distributions	(0.90)	(2.13)	(0.84)	(0.01)		(0.02)

Net Asset Value, End of Period	$14.56	$14.19	$14.26	$12.85		$11.68

Total Return(b)	9.24%	16.12%	18.24%	10.15%		20.88%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$137,723	$129,753	$111,378	$77,354		$47,750
Ratio of Expenses to Average Net Assets	1.29%	1.34%	1.41%	1.47%		1.70%
Ratio of Gross Expenses to Average Net Assets(c)	—%	—%	—%	1.48	%(d)	1.77	%(d)
Ratio of Net Investment Income to Average Net Assets	0.48%	0.71%	0.34%	0.12%		0.06%
Portfolio Turnover Rate	99.9%	102.8%	167.8%	225.4%		186.5%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return is calculated without the contingent deferred sales charge.

(c)	Excludes expense reimbursement from Manager and/or Underwriter.

(d)	Expense ratio without commission rebates.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
MONEY MARKET FUND
Class J shares
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.04	0.04	0.02	—	—

Total From Investment Operations	0.04	0.04	0.02	—	—
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.04)	(0.04)	(0.02)	—	—

Total Dividends and Distributions	(0.04)	(0.04)	(0.02)	—	—

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(b)	4.46%	3.82%	1.79%	0.08%	0.06%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$186,246	$157,486	$143,460	$132,551	$95,332
Ratio of Expenses to Average Net Assets	0.98%	1.11%	1.15%	1.17%	1.21%
Ratio of Gross Expenses to Average Net Assets©	—%	1.11%	1.15%	1.43%	1.54%
Ratio of Net Investment Income to Average Net Assets	4.37%	3.76%	1.78%	0.09%	0.04%

	2007	2006	2005		2004		2003
PARTNERS LARGECAP BLEND FUND
Class J shares
Net Asset Value, Beginning of Period	$11.12	$10.10	$9.95		$9.22		$8.05
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.04	0.04	0.04		—		0.01
Net Realized and Unrealized Gain (Loss) on Investments	1.57	1.44	0.77		0.73		1.16

Total From Investment Operations	1.61	1.48	0.81		0.73		1.17
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.04)	(0.02)	(0.09)		—		—
Distributions from Realized Gains	(0.57)	(0.44)	(0.57)		—		—

Total Dividends and Distributions	(0.61)	(0.46)	(0.66)		—		—

Net Asset Value, End of Period	$12.12	$11.12	$10.10		$9.95		$9.22

Total Return(b)	15.10%	15.02%	8.29%		7.95%		14.53%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$160,166	$109,445	$69,766		$43,662		$20,880
Ratio of Expenses to Average Net Assets	1.35%	1.42%	1.49%		1.53%		1.70%
Ratio of Gross Expenses to Average Net Assets©	—%	—%	—%		1.56	%(d)	1.92	%(d)
Ratio of Net Investment Income to Average Net Assets	0.35%	0.40%	0.41%		0.04%		0.17%
Portfolio Turnover Rate	53.2%	52.1%	51.8	%(e)	93.9%		41.7%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return is calculated without the contingent deferred sales charge.

(d)	Expense ratio without commission rebates.

(e)	Portfolio turnover rate excludes approximately $72,822,000 of securities from the acquisition of Principal Partners LargeCap Blend Fund, Inc. and $136,000 from portfolio realignment.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004		2003
PARTNERS LARGECAP BLEND FUND I
Class J shares
Net Asset Value, Beginning of Period	$9.37	$8.27	$7.67		$7.08		$6.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.07	0.06	0.06		0.02		0.01
Net Realized and Unrealized Gain (Loss) on Investments	1.04	1.09	0.64		0.58		1.08

Total From Investment Operations	1.11	1.15	0.70		0.60		1.09
Less Dividends and Distributions:
Dividends from Net Investment Income	—	(0.02)	(0.06)		(0.01)		(0.01)
Distributions from Realized Gains	—	(0.03)	(0.04)		—		—

Total Dividends and Distributions	—	(0.05)	(0.10)		(0.01)		(0.01)

Net Asset Value, End of Period	$10.48	$9.37	$8.27		$7.67		$7.08

Total Return(b)	11.89%	14.01%	9.06%		8.45%		18.16%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$56,114	$48,534	$33,926		$25,189		$15,775
Ratio of Expenses to Average Net Assets	1.06%	1.14%	1.20%		1.26%		1.44%
Ratio of Gross Expenses to Average Net Assets©	—%	—%	—%		1.26	%(d)	1.50	%(d)
Ratio of Net Investment Income to Average Net Assets	0.74%	0.64%	0.78%		0.28%		0.19%
Portfolio Turnover Rate	106.2%	65.1%	148.8	%(e)	76.5%		82.9%

	2007	2006	2005		2004		2003
PARTNERS LARGECAP GROWTH FUND I
Class J shares
Net Asset Value, Beginning of Period	$7.79	$7.63	$6.91		$6.70		$5.89
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.04)	(0.02)	(0.04)		(0.06)		(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	1.50	0.49	0.79		0.27		0.86

Total From Investment Operations	1.46	0.47	0.75		0.21		0.81
Less Dividends and Distributions:
Dividends from Net Investment Income	—	—	(0.03)		—		—
Distributions from Realized Gains	(0.37)	(0.31)	—		—		—

Total Dividends and Distributions	(0.37)	(0.31)	(0.03)		—		—

Net Asset Value, End of Period	$8.88	$7.79	$7.63		$6.91		$6.70

Total Return(b)	19.46%	6.09%	10.94%		3.13%		13.75%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$52,111	$37,584	$27,706		$17,673		$9,744
Ratio of Expenses to Average Net Assets	1.47%	1.54%	1.65%		1.72%		1.89%
Ratio of Gross Expenses to Average Net Assets©	—%	1.54%	1.65%		1.78	%(d)	2.27	%(d)
Ratio of Net Investment Income to Average Net Assets	(0.47)%	(0.31)%	(0.49)%		(0.82)%		(0.76)%
Portfolio Turnover Rate	47.7%	58.5%	66.5	%(f)	157.8%		130.9%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return is calculated without the contingent deferred sales charge.

(d)	Expense ratio without commission rebates.

(e)	Portfolio turnover rate excludes approximately $149,848,000 of securities from the acquisition of Principal Partners Blue Chip Fund, Inc. and $268,000 from portfolio realignment.

(f)	Portfolio turnover rate excludes approximately $62,466,000 of securities from the acquisition of Principal Partners Equity Growth Fund, Inc.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007		2006	2005	2004	2003
PARTNERS LARGECAP GROWTH FUND II
Class J shares
Net Asset Value, Beginning of Period	$8.43		$7.71	$7.38	$7.00	$5.99
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.05)		(0.05)	(0.03)	(0.06)	(0.06)
Net Realized and Unrealized Gain (Loss) on Investments	1.65		0.86	0.51	0.44	1.07

Total From Investment Operations	1.60		0.81	0.48	0.38	1.01
Less Dividends and Distributions:
Dividends from Net Investment Income	—		—	(0.02)	—	—
Distributions from Realized Gains	(0.73)		(0.09)	(0.13)	—	—

Total Dividends and Distributions	(0.73)		(0.09)	(0.15)	—	—

Net Asset Value, End of Period	$9.30		$8.43	$7.71	$7.38	$7.00

Total Return(b)	20.52%		10.56%	6.52%	5.43%	16.86%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$30,363		$13,866	$10,661	$7,723	$4,234
Ratio of Expenses to Average Net Assets	1.75%		1.75%	1.75%	1.79%	1.95%
Ratio of Gross Expenses to Average Net Assets©	—%		1.87%	2.00%	2.10%	2.97%
Ratio of Net Investment Income to Average Net Assets	(0.59)%		(0.66)%	(0.45)%	(0.88)%	(0.93)%
Portfolio Turnover Rate	138.3	%(d)	143.4%	95.2%	124.7%	193.9%

	2007	2006	2005		2004		2003
PARTNERS LARGECAP VALUE FUND
Class J shares
Net Asset Value, Beginning of Period	$15.38	$13.34	$12.58		$11.34		$9.33
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.18	0.15	0.10		0.08		0.08
Net Realized and Unrealized Gain (Loss) on Investments	0.96	2.48	0.93		1.23		1.94

Total From Investment Operations	1.14	2.63	1.03		1.31		2.02
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.14)	(0.08)	(0.17)		(0.07)		(0.01)
Distributions from Realized Gains	(0.71)	(0.51)	(0.10)		—		—

Total Dividends and Distributions	(0.85)	(0.59)	(0.27)		(0.07)		(0.01)

Net Asset Value, End of Period	$15.67	$15.38	$13.34		$12.58		$11.34

Total Return(b)	7.62%	20.37%	8.25%		11.56%		21.64%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$132,320	$104,621	$69,104		$41,043		$16,843
Ratio of Expenses to Average Net Assets	1.40%	1.47%	1.54%		1.63%		1.75%
Ratio of Gross Expenses to Average Net Assets©	—%	—%	—%		1.64	%(e)	2.01	%(e)
Ratio of Net Investment Income to Average Net Assets	1.16%	1.03%	0.78%		0.64%		0.79%
Portfolio Turnover Rate	29.2%	20.7%	28.1	%(f)	26.4%		16.2%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return is calculated without the contingent deferred sales charge.

(c)	Excludes expense reimbursement from Manager and/or Underwriter.

(d)	Portfolio turnover rate excludes portfolio realignment from the acquisition of Partners LargeCap Growth Fund.

(e)	Expense ratio without commission rebates.

(f)	Portfolio turnover rate excludes approximately $72,312,000 of securities from the acquisition of Principal Partners LargeCap Value Fund, Inc. and $331,000 from portfolio realignment.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004		2003
PARTNERS MIDCAP GROWTH FUND
Class J shares
Net Asset Value, Beginning of Period	$9.08	$8.43	$7.20		$7.03		$5.03
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.11)	(0.09)	(0.12)		(0.12)		(0.10)
Net Realized and Unrealized Gain (Loss) on Investments	2.81	0.81	1.35		0.29		2.10

Total From Investment Operations	2.70	0.72	1.23		0.17		2.00
Less Dividends and Distributions:
Distributions from Realized Gains	(0.28)	(0.07)	—		—		—

Total Dividends and Distributions	(0.28)	(0.07)	—		—		—

Net Asset Value, End of Period	$11.50	$9.08	$8.43		$7.20		$7.03

Total Return(b)	30.49%	8.51%	17.08%		2.42%		39.76%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$38,498	$27,963	$22,011		$15,436		$9,625
Ratio of Expenses to Average Net Assets	1.72%	1.78%	1.89%		1.92%		1.95%
Ratio of Gross Expenses to Average Net Assets©	—%	1.78%	1.89%		2.02	%(d)	2.72	%(d)
Ratio of Net Investment Income to Average Net Assets	(1.13)%	(1.02)%	(1.51)%		(1.63)%		(1.73)%
Portfolio Turnover Rate	144.9%	145.8%	185.7	%(e)	163.7%		163.3%

	2007	2006	2005	2004		2003
PARTNERS MIDCAP VALUE FUND
Class J shares
Net Asset Value, Beginning of Period	$15.21	$14.46	$13.46	$11.75		$9.21
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.04	(0.01)	(0.09)	(0.10)		(0.09)
Net Realized and Unrealized Gain (Loss) on Investments	1.17	2.09	2.07	1.97		2.63

Total From Investment Operations	1.21	2.08	1.98	1.87		2.54
Less Dividends and Distributions:
Distributions from Realized Gains	(1.29)	(1.33)	(0.98)	(0.16)		—

Total Dividends and Distributions	(1.29)	(1.33)	(0.98)	(0.16)		—

Net Asset Value, End of Period	$15.13	$15.21	$14.46	$13.46		$11.75

Total Return(b)	8.17%	15.09%	15.19%	16.06%		27.58%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$99,206	$95,782	$75,737	$32,930		$12,295
Ratio of Expenses to Average Net Assets	1.59%	1.80%	1.85%	1.93%		1.94%
Ratio of Gross Expenses to Average Net Assets©	—%	1.80%	1.85%	1.96	%(d)	2.49	%(d)
Ratio of Net Investment Income to Average Net Assets	0.23%	(0.07)%	(0.61)%	(0.77)%		(0.89)%
Portfolio Turnover Rate	147.3%	151.4%	87.9%	49.9%		49.7%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return is calculated without the contingent deferred sales charge.

(d)	Expense ratio without commission rebates.

(e)	Portfolio turnover rate excludes approximately $34,689,000 of securities from the acquisition of Principal Partners MidCap Growth Fund, Inc. and $23,000 from portfolio realignment.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004		2003
PARTNERS SMALLCAP GROWTH FUND I
Class J shares
Net Asset Value, Beginning of Period	$8.83	$8.02	$7.33	$6.75		$4.92
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.15)	(0.16)	(0.14)	(0.13)		(0.10)
Net Realized and Unrealized Gain (Loss) on Investments	2.51	0.97	0.83	0.71		1.93

Total From Investment Operations	2.36	0.81	0.69	0.58		1.83
Less Dividends and Distributions:
Distributions from Realized Gains	(0.40)	—	—	—		—

Total Dividends and Distributions	(0.40)	—	—	—		—

Net Asset Value, End of Period	$10.79	$8.83	$8.02	$7.33		$6.75

Total Return(b)	27.71%	10.10%	9.41%	8.59%		37.20%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$12,437	$9,581	$8,323	$8,026		$5,932
Ratio of Expenses to Average Net Assets	2.02%	2.05%	2.05%	2.05%		2.05%
Ratio of Gross Expenses to Average Net Assets©	—%	2.08%	2.21%	2.24	%(d)	3.39	%(d)
Ratio of Net Investment Income to Average Net Assets	(1.56)%	(1.76)%	(1.80)%	(1.86)%		(1.85)%
Portfolio Turnover Rate	85.0%	100.3%	91.5%	94.6%		333.6%

	2007	2006	2005		2004		2003
PARTNERS SMALLCAP GROWTH FUND II
Class J shares
Net Asset Value, Beginning of Period	$8.68	$8.19	$7.54		$7.44		$5.47
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.12)	(0.13)	(0.14)		(0.13)		(0.10)
Net Realized and Unrealized Gain (Loss) on Investments	1.45	1.10	1.01		0.27		2.07

Total From Investment Operations	1.33	0.97	0.87		0.14		1.97
Less Dividends and Distributions:
Distributions from Realized Gains	(0.70)	(0.48)	(0.22)		(0.04)		—

Total Dividends and Distributions	(0.70)	(0.48)	(0.22)		(0.04)		—

Net Asset Value, End of Period	$9.31	$8.68	$8.19		$7.54		$7.44

Total Return(b)	16.33%	12.12%	11.63%		1.94%		36.01%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$27,431	$18,405	$9,483		$6,025		$3,303
Ratio of Expenses to Average Net Assets	1.84%	1.93%	2.05%		2.05%		2.03%
Ratio of Gross Expenses to Average Net Assets©	—%	—%	2.14%		2.30	%(d)	3.66	%(d)
Ratio of Net Investment Income to Average Net Assets	(1.39)%	(1.55)%	(1.78)%		(1.75)%		(1.64)%
Portfolio Turnover Rate	62.9%	80.7%	53.4	%(e)	69.4%		115.9%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return is calculated without the contingent deferred sales charge.

(d)	Expense ratio without commission rebates.

(e)	Portfolio turnover rate excludes approximately $21,459,000 of securities from the acquisition of Principal Partners SmallCap Growth Fund, Inc. and $84,000 from portfolio realignment.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004		2003
PARTNERS SMALLCAP VALUE FUND
Class J shares
Net Asset Value, Beginning of Period	$17.16	$16.49	$14.53	$12.89		$9.46
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.10)	(0.15)	(0.14)	(0.13)		(0.11)
Net Realized and Unrealized Gain (Loss) on Investments	0.74	2.14	2.10	1.77		3.63

Total From Investment Operations	0.64	1.99	1.96	1.64		3.52
Less Dividends and Distributions:
Distributions from Realized Gains	(3.26)	(1.32)	—	—		(0.09)

Total Dividends and Distributions	(3.26)	(1.32)	—	—		(0.09)

Net Asset Value, End of Period	$14.54	$17.16	$16.49	$14.53		$12.89

Total Return(b)	3.73%	12.65%	13.49%	12.73%		37.53%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$12,675	$11,900	$10,055	$6,843		$5,962
Ratio of Expenses to Average Net Assets	1.87%	1.91%	1.95%	1.95%		1.95%
Ratio of Gross Expenses to Average Net Assets©	—%	1.91%	2.05%	2.11	%(d)	2.57%
Ratio of Net Investment Income to Average Net Assets	(0.68)%	(0.90)%	(0.85)%	(0.90)%		(1.00)%
Portfolio Turnover Rate	36.6%	36.2%	51.3%	26.3%		44.1%

	2007	2006	2005	2004(e)
PREFERRED SECURITIES FUND
Class J shares
Net Asset Value, Beginning of Period	$10.62	$10.48	$11.25	$11.04
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.53	0.51	0.52	0.48
Net Realized and Unrealized Gain (Loss) on Investments	(0.63)	0.10	(0.38)	(0.27)

Total From Investment Operations	(0.10)	0.61	0.14	0.21
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.55)	(0.47)	(0.91)	—

Total Dividends and Distributions	(0.55)	(0.47)	(0.91)	—

Net Asset Value, End of Period	$9.97	$10.62	$10.48	$11.25

Total Return(b)	(1.03)%	5.95%	1.27%	1.90	%(f)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$25,471	$24,881	$24,037	$16,472
Ratio of Expenses to Average Net Assets	1.51%	1.58%	1.60%	1.59	%(g)
Ratio of Gross Expenses to Average Net Assets©	—%	1.58%	1.63%	2.13	%(g)
Ratio of Net Investment Income to Average Net Assets	5.05%	4.92%	4.84%	5.13	%(g)
Portfolio Turnover Rate	33.9%	22.4%	17.8%	14.0	%(g)

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return is calculated without the contingent deferred sales charge.

(d)	Expense ratio without commission rebates.

(e)	Period from December 29, 2003, date operations commenced, through October 31, 2004.

(f)	Total return amounts have not been annualized.

(g)	Computed on an annualized basis.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2010 FUND
Class J shares
Net Asset Value, Beginning of Period	$13.17	$12.07	$11.59	$10.60	$9.36
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.36	0.33	0.29	0.13	0.04
Net Realized and Unrealized Gain (Loss) on Investments	0.99	1.08	0.53	0.95	1.26

Total From Investment Operations	1.35	1.41	0.82	1.08	1.30
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.34)	(0.23)	(0.24)	(0.09)	(0.06)
Distributions from Realized Gains	(0.07)	(0.08)	(0.10)	—	—

Total Dividends and Distributions	(0.41)	(0.31)	(0.34)	(0.09)	(0.06)

Net Asset Value, End of Period	$14.11	$13.17	$12.07	$11.59	$10.60

Total Return(b)	10.51%	11.88%	7.20%	10.21%	13.92%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$286,278	$191,674	$106,539	$59,805	$27,052
Ratio of Expenses to Average Net Assets©	0.64%	0.69%	0.73%	0.78%	1.05%
Ratio of Gross Expenses to Average Net Assets©,(d)	—%	0.69%	—%	0.78%	1.05%
Ratio of Net Investment Income to Average Net Assets	2.68%	2.66%	2.46%	1.16%	0.39%
Portfolio Turnover Rate	14.7%	16.6%	10.2%	34.3%	47.8%

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2020 FUND
Class J shares
Net Asset Value, Beginning of Period	$13.64	$12.24	$11.48	$10.53	$9.11
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.31	0.28	0.24	0.11	0.03
Net Realized and Unrealized Gain (Loss) on Investments	1.49	1.46	0.84	0.95	1.43

Total From Investment Operations	1.80	1.74	1.08	1.06	1.46
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.33)	(0.24)	(0.23)	(0.11)	(0.04)
Distributions from Realized Gains	(0.09)	(0.10)	(0.09)	—	—

Total Dividends and Distributions	(0.42)	(0.34)	(0.32)	(0.11)	(0.04)

Net Asset Value, End of Period	$15.02	$13.64	$12.24	$11.48	$10.53

Total Return(b)	13.50%	14.55%	9.52%	10.10%	16.09%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$579,671	$356,350	$187,253	$97,035	$45,114
Ratio of Expenses to Average Net Assets©	0.64%	0.69%	0.73%	0.78%	1.01%
Ratio of Gross Expenses to Average Net Assets©,(d)	—%	0.69%	—%	0.78%	1.01%
Ratio of Net Investment Income to Average Net Assets	2.22%	2.21%	2.02%	1.01%	0.31%
Portfolio Turnover Rate	15.1%	7.4%	5.5%	27.0%	41.1%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return is calculated without the contingent deferred sales charge.

(d)	Excludes expense reimbursement from Manager and/or Underwriter.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2030 FUND
Class J shares
Net Asset Value, Beginning of Period	$13.55	$12.06	$11.18	$10.21	$8.74
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.27	0.24	0.19	0.08	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	1.78	1.60	0.98	0.96	1.49

Total From Investment Operations	2.05	1.84	1.17	1.04	1.48
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.29)	(0.23)	(0.21)	(0.07)	(0.01)
Distributions from Realized Gains	(0.10)	(0.12)	(0.08)	—	—

Total Dividends and Distributions	(0.39)	(0.35)	(0.29)	(0.07)	(0.01)

Net Asset Value, End of Period	$15.21	$13.55	$12.06	$11.18	$10.21

Total Return(b)	15.50%	15.51%	10.57%	10.18%	16.91%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$473,037	$292,775	$157,396	$95,677	$55,252
Ratio of Expenses to Average Net Assets©	0.66%	0.72%	0.79%	0.87%	1.09%
Ratio of Gross Expenses to Average Net Assets©,(d)	—%	0.72%	—%	0.87%	1.09%
Ratio of Net Investment Income to Average Net Assets	1.88%	1.88%	1.59%	0.75%	(0.06)%
Portfolio Turnover Rate	15.5%	9.4%	4.8%	30.7%	52.4	%(e)

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2040 FUND
Class J shares
Net Asset Value, Beginning of Period	$13.72	$12.12	$11.14	$10.15	$8.66
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.23	0.20	0.13	0.03	(0.07)
Net Realized and Unrealized Gain (Loss) on Investments	2.04	1.70	1.11	0.97	1.56

Total From Investment Operations	2.27	1.90	1.24	1.00	1.49
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.28)	(0.19)	(0.18)	(0.01)	—
Distributions from Realized Gains	(0.10)	(0.11)	(0.08)	—	—

Total Dividends and Distributions	(0.38)	(0.30)	(0.26)	(0.01)	—

Net Asset Value, End of Period	$15.61	$13.72	$12.12	$11.14	$10.15

Total Return(b)	16.86%	15.89%	11.25%	9.86%	17.26%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$194,722	$110,477	$50,858	$26,053	$12,332
Ratio of Expenses to Average Net Assets©	0.70%	0.76%	0.87%	0.97%	1.60%
Ratio of Gross Expenses to Average Net Assets(c),(d)	—%	0.77%	—%	0.97%	1.66%
Ratio of Net Investment Income to Average Net Assets	1.59%	1.52%	1.07%	0.29%	(0.71)%
Portfolio Turnover Rate	16.5%	13.1%	7.1%	40.0%	46.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return is calculated without the contingent deferred sales charge.

(d)	Excludes expense reimbursement from Manager and/or Underwriter.

(e)	Portfolio turnover rate excludes approximately $22,287,000 of securities from the acquisition of Balanced Fund and $22,287,000 from portfolio realignment.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2050 FUND
Class J shares
Net Asset Value, Beginning of Period	$13.15	$11.55	$10.55	$9.67	$8.15
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.20	0.15	0.03	(0.08)	(0.08)
Net Realized and Unrealized Gain (Loss) on Investments	2.04	1.72	1.20	0.96	1.60

Total From Investment Operations	2.24	1.87	1.23	0.88	1.52
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.24)	(0.16)	(0.16)	—	—
Distributions from Realized Gains	(0.11)	(0.11)	(0.07)	—	—

Total Dividends and Distributions	(0.35)	(0.27)	(0.23)	—	—

Net Asset Value, End of Period	$15.04	$13.15	$11.55	$10.55	$9.67

Total Return(b)	17.39%	16.37%	11.72%	9.10%	18.67%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$42,254	$22,053	$9,276	$3,887	$1,636
Ratio of Expenses to Average Net Assets(c)	0.75%	0.81%	1.21%	1.68%	1.70%
Ratio of Gross Expenses to Average Net Assets(c),(d)	—%	0.92%	1.21%	1.73%	4.30%
Ratio of Net Investment Income to Average Net Assets	1.45%	1.22%	0.27%	(0.74)%	(0.97)%
Portfolio Turnover Rate	21.2%	15.9%	7.5%	44.9%	45.7%

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
Class J shares
Net Asset Value, Beginning of Period	$12.62	$11.93	$11.70	$10.72	$9.68
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.48	0.40	0.34	0.13	0.02
Net Realized and Unrealized Gain (Loss) on Investments	0.15	0.67	0.26	0.94	1.06

Total From Investment Operations	0.63	1.07	0.60	1.07	1.08
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.38)	(0.26)	(0.24)	(0.09)	(0.03)
Distributions from Realized Gains	(0.06)	(0.12)	(0.13)	—	(0.01)

Total Dividends and Distributions	(0.44)	(0.38)	(0.37)	(0.09)	(0.04)

Net Asset Value, End of Period	$12.81	$12.62	$11.93	$11.70	$10.72

Total Return(b)	5.08%	9.20%	5.13%	10.04%	11.15%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$95,309	$81,151	$57,536	$24,991	$8,325
Ratio of Expenses to Average Net Assets(c)	0.67%	0.71%	0.77%	0.86%	1.30%
Ratio of Gross Expenses to Average Net Assets(c),(d)	—%	—%	—%	0.86%	1.94%
Ratio of Net Investment Income to Average Net Assets	3.82%	3.27%	2.80%	1.12%	0.20%
Portfolio Turnover Rate	25.3%	48.9%	43.8%	34.1%	43.9%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return is calculated without the contingent deferred sales charge.

(c)	Does not include expenses of the investment companies in which the Fund invests.

(d)	Excludes expense reimbursement from Manager and/or Underwriter.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007		2006	2005		2004		2003
REAL ESTATE SECURITIES FUND
Class J shares
Net Asset Value, Beginning of Period	$27.21		$20.19	$18.28		$14.42		$11.07
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.15		0.12	0.28		0.28		0.37
Net Realized and Unrealized Gain (Loss) on Investments	(0.60)		7.68	3.14		3.97		3.22

Total From Investment Operations	(0.45)		7.80	3.42		4.25		3.59
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.08)		(0.16)	(0.46)		(0.25)		(0.24)
Distributions from Realized Gains	(2.07)		(0.62)	(1.05)		(0.14)		—

Total Dividends and Distributions	(2.15)		(0.78)	(1.51)		(0.39)		(0.24)

Net Asset Value, End of Period	$24.61		$27.21	$20.19		$18.28		$14.42

Total Return(b)	(2.12)%		39.86%	19.47%		30.09%		32.98%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$195,723		$231,200	$147,059		$95,696		$51,874
Ratio of Expenses to Average Net Assets	1.47%		1.53%	1.63%		1.68%		1.90%
Ratio of Gross Expenses to Average Net Assets(c)	—%		—%	—%		1.68	%(f)	1.95	%(f)
Ratio of Net Investment Income to Average Net Assets	0.59%		0.50%	1.42%		1.72%		2.95%
Portfolio Turnover Rate	77.8	%(d)	37.8%	26.7	%(e)	67.9%		35.4%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return is calculated without the contingent deferred sales charge.

(c)	Excludes expense reimbursement from Manager.

(d)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM REIT Fund.

(e)	Portfolio turnover rate excludes approximately $101,379,000 of securities from the acquisition of Principal Real Estate Securities Fund, Inc.

(f)	Expense ratio without commission rebates.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007(a)
SAM BALANCED PORTFOLIO
Class J shares
Net Asset Value, Beginning of Period	$14.69
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.15
Net Realized and Unrealized Gain (Loss) on Investments	1.19

Total From Investment Operations	1.34
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.14)

Total Dividends and Distributions	(0.14)

Redemption fees	0.01

Net Asset Value, End of Period	$15.90

Total Return(c)	9.27	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,597
Ratio of Expenses to Average Net Assets(e).	0.95	%(f)
Ratio of Net Investment Income to Average Net Assets	1.21	%(f)
Portfolio Turnover Rate	14.6	%(f)

	2007(g)
SAM CONSERVATIVE BALANCED PORTFOLIO
Class J shares
Net Asset Value, Beginning of Period	$11.17
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.21
Net Realized and Unrealized Gain (Loss) on Investments	0.67

Total From Investment Operations	0.88
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.19)

Total Dividends and Distributions	(0.19)

Net Asset Value, End of Period	$11.86

Total Return(c)	7.92	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$904
Ratio of Expenses to Average Net Assets(e).	0.95	%(f)
Ratio of Net Investment Income to Average Net Assets	2.33	%(f)
Portfolio Turnover Rate	12.7	%(f)

(a)	Period from January 17 2007, date operations commenced, through October 31, 2007. Class J shares incurred a net realized and unrealized gain of $.02 per share from January 10, 2007, through January 16, 2007.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return is calculated without the contingent deferred sales charge.

(d)	Total return amounts have not been annualized.

(e)	Does not include expenses of the investment companies in which the Portfolio invests.

(f)	Computed on an annualized basis.

(g)	Period from January 17, 2007, date operations commenced, through October 31, 2007. Class J shares incurred a net realized and unrealized gain of $.01 per share from January 10, 2007, through January 16, 2007.

18

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007(a)
SAM CONSERVATIVE GROWTH PORTFOLIO
Class J shares
Net Asset Value, Beginning of Period	$16.75
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.03
Net Realized and Unrealized Gain (Loss) on Investments	1.97

Total From Investment Operations	2.00

Net Asset Value, End of Period	$18.75

Total Return(c)	11.94	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,643
Ratio of Expenses to Average Net Assets(e).	0.95	%(f)
Ratio of Net Investment Income to Average Net Assets	0.22	%(f)
Portfolio Turnover Rate	16.2	%(f)

	2007(g)
SAM FLEXIBLE INCOME PORTFOLIO
Class J shares
Net Asset Value, Beginning of Period	$11.58
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.30
Net Realized and Unrealized Gain (Loss) on Investments	0.29

Total From Investment Operations	0.59
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.28)

Total Dividends and Distributions	(0.28)

Net Asset Value, End of Period	$11.89

Total Return(c)	5.16	%(d)
Ratio/Supplemental Data:

Net Assets, End of Period (in thousands)	$501
Ratio of Expenses to Average Net Assets(e).	0.95	%(f)
Ratio of Net Investment Income to Average Net Assets	3.18	%(f)
Portfolio Turnover Rate	9.7	%(f)

(a)	Period from January 17, 2007, date operations commenced, through October 31, 2007. Class J shares incurred a net realized and unrealized gain of $.03 per share from January 10, 2007, through January 16, 2007.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return is calculated without the contingent deferred sales charge.

(d)	Total return amounts have not been annualized.

(e)	Does not include expenses of the investment companies in which the Portfolio invests.

(f)	Computed on an annualized basis.

(g)	Period from January 17, 2007, date operations commenced, through October 31, 2007. Class J shares incurred a net realized and unrealized gain of $.01 per share from January 10, 2007, through January 16, 2007.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007(a)
SAM STRATEGIC GROWTH PORTFOLIO
Class J shares
Net Asset Value, Beginning of Period	$18.54
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	2.43

Total From Investment Operations	2.40

Net Asset Value, End of Period	$20.94

Total Return(c)	12.94	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,826
Ratio of Expenses to Average Net Assets(e).	0.95	%(f)
Ratio of Net Investment Income to Average Net Assets	(0.22	)%(f)
Portfolio Turnover Rate	15.7	%(f)

	2007	2006	2005		2004	2003
SHORT-TERM BOND FUND
Class J shares
Net Asset Value, Beginning of Period	$9.94	$9.98	$10.24		$10.38	$10.39
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.43	0.37	0.27		0.22	0.25
Net Realized and Unrealized Gain (Loss) on Investments	(0.12)	0.01	(0.23)		(0.09)	0.02

Total From Investment Operations	0.31	0.38	0.04		0.13	0.27
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.45)	(0.42)	(0.30)		(0.23)	(0.28)
Distributions from Realized Gains	—	—	—		(0.04)	—

Total Dividends and Distributions	(0.45)	(0.42)	(0.30)		(0.27)	(0.28)

Net Asset Value, End of Period	$9.80	$9.94	$9.98		$10.24	$10.38

Total Return(c)	3.22%	3.86%	0.39%		1.27%	2.64%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$62,768	$53,927	$45,825		$45,294	$35,847
Ratio of Expenses to Average Net Assets	1.09%	1.36%	1.27%		1.18%	1.33%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(g)	N/A	1.13%	1.15%		N/A	N/A
Ratio of Gross Expenses to Average Net Assets(h)	—%	1.36%	1.27%		1.18%	1.33%
Ratio of Net Investment Income to Average Net Assets	4.36%	3.72%	2.65%		2.15%	2.46%
Portfolio Turnover Rate	42.8%	49.1%	110.8	%(i)	61.5%	72.3%

(a)	Period from January 17, 2007, date operations commenced, through October 31, 2007. Class J shares incurred a net realized and unrealized gain of $.03 per share from January 10, 2007, through January 16, 2007.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return is calculated without the contingent deferred sales charge.

(d)	Total return amounts have not been annualized.

(e)	Does not include expenses of the investment companies in which the Portfolio invests.

(f)	Computed on an annualized basis.

(g)	Excludes interest expense paid on borrowings through reverse repurchase agreements. See “Operating Policies” in notes to financial statements.

(h)	Excludes expense reimbursement from Manager.

(i)	Portfolio turnover rate excludes approximately $117,013,000 of securities from the acquisition of Principal Limited Term Bond Fund, Inc.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004		2003
SMALLCAP BLEND FUND
Class J shares
Net Asset Value, Beginning of Period	$16.68	$15.40	$14.00		$12.96		$9.51
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.03)	(0.03)	(0.06)		(0.05)		(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	2.02	2.25	2.31		1.12		3.50

Total From Investment Operations	1.99	2.22	2.25		1.07		3.45
Less Dividends and Distributions:
Distributions from Realized Gains	(1.40)	(0.94)	(0.85)		(0.03)		—

Total Dividends and Distributions	(1.40)	(0.94)	(0.85)		(0.03)		—

Net Asset Value, End of Period	$17.27	$16.68	$15.40		$14.00		$12.96

Total Return(b)	12.59%	14.90%	16.49%		8.26%		36.28%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$159,977	$146,800	$113,607		$77,396		$47,377
Ratio of Expenses to Average Net Assets	1.33%	1.45%	1.50%		1.58%		1.70%
Ratio of Gross Expenses to Average Net Assets(c)	—%	—%	—%		1.58	%(d)	1.84	%(d)
Ratio of Net Investment Income to Average Net Assets	(0.18)%	(0.20)%	(0.42)%		(0.35)%		(0.48)%
Portfolio Turnover Rate	60.9%	103.0%	137.4	%(e)	98.5%		113.2%

	2007		2006	2005	2004	2003
SMALLCAP GROWTH FUND
Class J shares
Net Asset Value, Beginning of Period	$8.42		$7.87	$7.52	$7.29	$4.84
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.07)		(0.07)	(0.08)	(0.08)	(0.08)
Net Realized and Unrealized Gain (Loss) on Investments	1.60		1.12	0.83	0.31	2.53

Total From Investment Operations	1.53		1.05	0.75	0.23	2.45
Less Dividends and Distributions:
Distributions from Realized Gains	(0.38)		(0.50)	(0.40)	—	—

Total Dividends and Distributions	(0.38)		(0.50)	(0.40)	—	—

Net Asset Value, End of Period	$9.57		$8.42	$7.87	$7.52	$7.29

Total Return(b)	18.87%		13.69%	9.98%	3.16%	50.62%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$41,871		$35,009	$29,405	$25,984	$16,886
Ratio of Expenses to Average Net Assets	1.46%		1.53%	1.59%	1.68%	1.88%
Ratio of Gross Expenses to Average Net Assets(c)	—%		—%	—%	1.69%	2.18	%(d)
Ratio of Net Investment Income to Average Net Assets	(0.79)%		(0.88)%	(0.97)%	(1.06)%	(1.26)%
Portfolio Turnover Rate	70.0	%(f)	109.9%	181.7%	194.9%	270.1%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return is calculated without the contingent deferred sales charge.

(c)	Excludes expense reimbursement from Manager.

(d)	Expense ratio without commission rebates.

(e)	Portfolio turnover rate excludes approximately $118,621,000 of securities from the acquisition of Principal SmallCap Fund, Inc. and $60,235,000 from portfolio realignment.

(f)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM SmallCap Growth Fund.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
SMALLCAP S&P 600 INDEX FUND
Class J shares
Net Asset Value, Beginning of Period	$17.99	$15.99	$14.40	$12.49	$9.50
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.05	0.02	—	—	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	1.81	2.36	2.00	1.91	3.04

Total From Investment Operations	1.86	2.38	2.00	1.91	2.99
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.02)	—	(0.05)	—	—
Distributions from Realized Gains	(1.09)	(0.38)	(0.36)	—	—

Total Dividends and Distributions	(1.11)	(0.38)	(0.41)	—	—

Net Asset Value, End of Period	$18.74	$17.99	$15.99	$14.40	$12.49

Total Return(b)	10.67%	15.06%	13.99%	15.31%	31.47%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$87,109	$73,824	$57,122	$33,134	$17,505
Ratio of Expenses to Average Net Assets	0.82%	0.89%	1.00%	1.06%	1.38%
Ratio of Gross Expenses to Average Net Assets(c)	—%	—%	—%	1.06%	1.49%
Ratio of Net Investment Income to Average Net Assets	0.29%	0.13%	0.01%	0.01%	(0.47)%
Portfolio Turnover Rate	62.0%	56.2%	43.2%	54.5%	44.6%

	2007		2006	2005	2004		2003
SMALLCAP VALUE FUND
Class J shares
Net Asset Value, Beginning of Period	$18.67		$17.02	$15.88	$14.53		$10.42
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.06		0.01	(0.03)	(0.09)		(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	0.43		2.92	2.57	1.91		4.15

Total From Investment Operations	0.49		2.93	2.54	1.82		4.11
Less Dividends and Distributions:
Distributions from Realized Gains	(0.89)		(1.28)	(1.40)	(0.47)		—

Total Dividends and Distributions	(0.89)		(1.28)	(1.40)	(0.47)		—

Net Asset Value, End of Period	$18.27		$18.67	$17.02	$15.88		$14.53

Total Return(b)	2.57%		18.12%	16.63%	12.80%		39.44%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$70,236		$67,102	$46,466	$26,756		$12,945
Ratio of Expenses to Average Net Assets	1.41%		1.47%	1.56%	1.65%		1.70%
Ratio of Gross Expenses to Average Net Assets(c)	—%		1.47%	1.56%	1.65	%(d)	2.14	%(d)
Ratio of Net Investment Income to Average Net Assets	0.32%		0.07%	(0.19)%	(0.62)%		(0.35)%
Portfolio Turnover Rate	112.8	%(e)	97.9%	133.7%	163.5%		221.7%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return is calculated without the contingent deferred sales charge.

(c)	Excludes expense reimbursement from Manager.

(d)	Expense ratio without commission rebates.

(e)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM SmallCap Value Fund.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004		2003
ULTRA SHORT BOND FUND
Class J shares
Net Asset Value, Beginning of Period	$9.99	$9.97	$10.00	$10.00		$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.48	0.41	0.20	0.19		0.23
Net Realized and Unrealized Gain (Loss) on Investments	(0.50)	0.01	(0.03)	(0.11)		—
Net Increase from Payments by Affiliates	—	—	—	0.11		—

Total From Investment Operations	(0.02)	0.42	0.17	0.19		0.23
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.49)	(0.40)	(0.20)	(0.19)		(0.23)

Total Dividends and Distributions	(0.49)	(0.40)	(0.20)	(0.19)		(0.23)

Net Asset Value, End of Period	$9.48	$9.99	$9.97	$10.00		$10.00

Total Return(b)	(0.44)%	4.31%	1.77%	1.90	%(c)	2.33%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$33,820	$37,801	$38,214	$43,380		$40,460
Ratio of Expenses to Average Net Assets	1.10%	1.18%	1.16%	1.29%		1.55%
Ratio of Gross Expenses to Average Net Assets(d)	—%	1.18%	1.16%	1.32%		1.55%
Ratio of Net Investment Income to Average Net Assets	4.84%	4.08%	2.02%	1.90%		2.21%
Portfolio Turnover Rate	46.5%	49.0%	54.9%	105.5%		20.7%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return is calculated without the contingent deferred sales charge.

(c)	In 2004, 1.02% of the total return for each share class consists of an increase from a payment by Principal Life Insurance Company. Excluding this payment, the total return for Class J shares would have been .88%.

(d)	Excludes expense reimbursement from Manager.

ADDITIONAL INFORMATION

Additional information about the Fund (including the Fund’s policy regarding the disclosure of portfolio securities) is available in the Statement of Additional Information dated February 29, 2008, which is incorporated by reference into this prospectus. Additional information about the Funds’ investments is available in the Fund’s annual and semiannual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year. The Statement of Additional Information and the Fund’s annual and semi-annual reports can be obtained free of charge by writing Principal Funds, P.O. Box 55904, Boston, MA 02205. In addition, the Fund makes its Statement of Additional Information and annual and semi-annual reports available, free of charge, on our website at www.principal.com. To request this and other information about the Fund and to make shareholder inquiries, telephone 1-800-222-5852.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission’s internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

The U.S. government does not insure or guarantee an investment in any of the Funds. There can be no assurance that the Money Market Fund will be able to maintain a stable share price of $1.00 per share.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Funds federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

Principal Investors Fund, Inc. SEC File 811-07572

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APPENDIX A

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Fund changes with the value of the investments held by that Fund. Many factors affect that value, and it is possible that you may lose money by investing in the Funds. Factors that may adversely affect a particular Fund as a whole are called “principal risks.” The principal risks of investing in the Funds are stated above as to each Fund in the Fund’s description. Each of these risks is summarized below. The first four risks described below – credit and counterparty risk, liquidity risk, management risk, and market risk – apply to all the Funds. The remaining risks apply to certain of the Funds as described previously. Additional information about the Funds, their investments, and the related risks is located under “Certain Investment Strategies and Related Risks” and in the Statement of Additional Information.

Risks Common to All of the Funds

Credit and Counterparty Risk
Each of the funds is subject to the risk that the issuer or guarantor of a fixed-income security or other obligation, the counterparty to a derivatives contract or repurchase agreement, or the borrower of a portfolio’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

Liquidity Risk
A fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the fund’s ability to sell particular securities or close derivative positions at an advantageous price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Market Risk
The value of a fund’s portfolio securities may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the fund’s investments are concentrated in certain sectors, its performance could be worse than the overall market. It is possible to lose money when investing in the fund.

Management Risk
Each of the funds is actively managed by its investment advisor or sub-advisor(s). The performance of a fund that is actively managed will reflect in part the ability of the advisor or sub-advisor(s) to make investment decisions that are suited to achieving the fund’s investment objective. If the advisor’s or sub-advisor(s)’ strategies do not perform as expected, a fund could underperform other mutual funds with similar investment objectives or lose money.

Additional Risks Applicable to Certain Funds

Active Trading Risk
A fund that actively trades portfolio securities in an attempt to achieve its investment objective may have high portfolio turnover rates that may increase the fund’s brokerage costs, accelerate the realization of taxable gains, and adversely impact fund performance.

Derivatives Risk
Derivatives are investments whose values depend on or are derived from other securities or indexes. A fund’s use of certain derivative instruments (such as options, futures, and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

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Emerging Market Risk
Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.

Equity Securities Risk
Equity securities include common, preferred, and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants, and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and the price of equity securities (and their equivalents) will fluctuate. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

Eurodollar and Yankee Obligations Risk
Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that a foreign government will not let U.S. dollar-denominated assets leave the country, the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks, and adverse political or economic developments will affect investments in a foreign country.

Exchange Rate Risk
Because foreign securities are generally denominated in foreign currencies, the value of the net assets of a fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the funds are authorized to enter into certain foreign currency exchange transactions. In addition, the funds’ foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

Fixed-Income Securities Risk
Fixed-income securities are generally subject to two principal types of risks: interest rate risk and credit quality risk.

Interest Rate Risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline.

Credit Quality Risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by a fund may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest.

Foreign Securities Risk
Foreign securities carry risks that are not generally found in securities of U.S. companies. These risks include the loss of value as a result of political instability and financial and economic events in foreign countries. In addition, nationalization, expropriation or confiscatory taxation, and foreign exchange restrictions could adversely affect a fund’s investments in a foreign country. Foreign securities may be subject to less stringent reporting, accounting, and disclosure standards than are required of U.S. companies, and foreign countries may also have problems associated with and causing delays in the settlement of sales.

Geographic Concentration Risk
Funds that invest significant portions of their assets in concentrated geographic areas such as a particular state or region of the U.S. have more exposure to local or regional economic risks than funds that invest more broadly.

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Growth Stock Risk
Growth stocks typically trade at higher multiples of current earnings than other securities. Growth stocks are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. Similarly, because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks. A fund’s strategy of investing in growth stocks also carries the risk that in certain markets growth stocks will underperform value stocks.

High Yield Securities Risk
Fixed-income securities that are not investment grade are commonly referred to as high yield securities or “junk bonds.” While these securities generally provide greater income potential than investments in higher rated fixed-income securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt. High yield securities generally involve greater price volatility and may be less liquid than higher rated fixed-income securities. High yield securities are considered speculative by the major credit rating agencies.

Initial Public Offerings (“IPOs”) Risk
There are risks associated with the purchase of shares issued in IPOs by companies that have little operating history as public companies, as well as risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. A fund cannot guarantee continued access to IPO offerings and may at times dispose of IPO shares shortly after their acquisition.

Investment Company Securities Risk
Certain funds invest in securities of other investment companies. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including investment advisory fees. Investments in closed-end funds may involve the payment of substantial premiums above the value of such investment companies’ portfolio securities.

Market Segment Risk
Funds are subject to the risk that their principal market segment, such as large capitalization, mid capitalization, or small capitalization stocks, or growth or value stocks, may underperform compared to other market segments or to the equity markets as a whole. Thus:

•	MidCap: A fund’s strategy of investing in mid cap stocks carries the risk that in certain markets mid cap stocks will underperform small cap or large cap stocks.
•	LargeCap: A fund’s strategy of investing in large cap stocks carries the risk that in certain markets large cap stocks will underperform small cap or mid cap stocks.
•	SmallCap: A fund’s strategy of investing in small cap stocks carries the risk that in certain markets small cap stocks will underperform mid cap or large cap stocks.

Mid Cap Stock Risk
Medium capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management, or a limited trading market for their securities.

Municipal Securities Risk
Principal and interest payments of municipal securities may not be guaranteed by the issuing body and may be payable only from a particular source. If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and may be temporarily affected by large purchases and sales, including those of funds investing in such securities. Funds that invest in municipal securities are also subject to the risk that some or all of the interest they receive from such securities might become taxable by law or determined by the Internal Revenue Service (or the relevant state’s tax authority) to be taxable, in which event the value of such funds’ investments would likely decline.

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Non-Diversification Risk
A fund that is non-diversified may invest a high percentage of its assets in the securities of a small number of companies. This may result in more volatile performance relative to more diversified funds. The less diversified a fund’s holdings are, the more a specific stock’s poor performance is likely to affect the fund’s performance.

Portfolio Duration Risk
Portfolio duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Prepayment Risk
Mortgage-backed and asset-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled payments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of a fund.

Real Estate Securities Risk
Real estate investment trusts (“REITs”) or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, increases in property taxes and operating expenses, changes in zoning laws, changes in interest rates, and liabilities resulting from environmental problems. Equity and mortgage REITs are dependent on management skills and generally are not diversified. Equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:

•	may not be diversified with regard to the types of tenants (thus subject to business developments of the tenant(s));
•	may not be diversified with regard to the geographic locations of the properties (thus subject to regional economic developments);
•	are subject to cash flow dependency and defaults by borrowers; and
•	could fail to qualify for tax-free pass-through of income under the Internal Revenue Code.

Sector Risk
When a fund’s investments are concentrated in a particular industry or sector of the economy (e.g., real estate, technology, financial services), they are not as diversified as the investments of most mutual funds and are far less diversified than the broad securities markets. Funds concentrating in a particular industry sector tend to be more volatile than other mutual funds, and the values of their investments tend to go up and down more rapidly. A fund that invests in a particular industry or sector is particularly susceptible to the impact of market, economic, regulatory, and other factors affecting that industry or sector.

Securities Lending
The principal risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the loaned securities or their value.

Small Company Risk
Investments in companies with smaller capitalizations may involve greater risk and price volatility than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

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Underlying Fund Risk
The Principal LifeTime Funds and the Strategic Asset Management (“SAM”) Portfolios operate as funds of funds and invest principally in Underlying Funds. From time to time, an underlying fund may experience relatively large investments or redemptions by a fund of funds due to the reallocation or rebalancing of its assets. These transactions may have adverse effects on underlying fund performance to the extent an underlying fund is required to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so. This may be particularly important when a fund of funds owns a significant portion of an underlying fund. These transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains, and could increase transaction costs. In addition, when a fund of funds reallocates or redeems significant assets away from an underlying fund, the loss of assets to the underlying fund could result in increased expense ratios for that fund.

Principal is the advisor to the Principal LifeTime Funds, SAM Portfolios, and each of the Underlying Funds. Principal Global Investors, LLC (“PGI”) is Sub-Advisor to the Principal LifeTime Funds and Edge Asset Management, Inc. (“Edge”) is the Sub-Advisor to the SAM Portfolios. Either PGI or Edge also serve as Sub-Advisor to some or all of the Underlying Funds. Principal, PGI, and Edge are committed to minimizing the potential impact of underlying fund risk on underlying funds to the extent consistent with pursuing the investment objectives of the fund of funds which it manages. Each may face conflicts of interest in fulfilling its responsibilities to all such funds.

The following table shows the percentage of the outstanding shares of underlying funds owned by the Principal LifeTime Funds as of October 31, 2007.

PRINCIPAL LIFETIME FUNDS

						Principal
	Principal	Principal	Principal	Principal	Principal	LifeTime
	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	Strategic
	2010	2020	2030	2040	2050	Income
Underlying Fund	Fund	Fund	Fund	Fund	Fund	Fund	Total

Bond & Mortgage Securities Fund	18.44%	27.37%	12.86%	2.88%	0.50%	9.62%	71.67%
Disciplined LargeCap Blend Fund	4.31	10.54	9.81	4.97	2.06	0.54	32.23
High Yield Fund	7.49	21.55	21.16	11.42	4.91	—	66.53
High Yield Fund II	0.68	1.77	1.68	0.87	0.38	—	5.38
Inflation Protection Fund	12.91	—	—	—	—	15.42	28.33
International Emerging Markets Fund	3.50	9.54	9.36	5.24	2.20	—	29.84
International Growth Fund	6.66	17.12	16.79	9.03	3.99	0.94	54.53
LargeCap Growth Fund	1.75	4.25	4.38	2.37	1.07	0.26	14.08
LargeCap Value Fund	5.26	12.97	13.59	7.58	3.34	1.00	43.74
Partners International Fund	4.64	11.33	11.17	6.06	2.55	0.69	36.44
Partners LargeCap Blend Fund I	9.82	23.27	21.50	11.34	4.68	1.44	72.05
Partners LargeCap Growth Fund I	4.08	10.94	10.76	6.32	2.76	0.49	35.35
Partners LargeCap Value Fund	1.59	4.10	3.98	2.33	1.02	0.34	13.36
Partners LargeCap Value Fund I	4.48	11.44	11.56	6.41	2.93	—	36.82
Partners MidCap Growth Fund	—	7.17	7.55	3.94	1.75	—	20.41
Partners MidCap Value Fund I	—	4.08	4.72	2.47	1.10	—	12.37
Partners SmallCap Growth Fund I	—	—	17.87	11.43	6.04	—	35.34
Partners SmallCap Growth Fund III	7.70	19.32	13.96	7.27	3.18	—	51.43
Partners SmallCap Value Fund I	—	—	6.42	4.32	2.28	—	13.02
Preferred Securities Fund	13.35	22.69	15.75	5.99	2.08	4.42	64.28
Real Estate Securities Fund	6.42	10.76	7.51	3.22	1.36	1.50	30.77
SmallCap S&P 600 Index Fund	8.36	15.07	8.06	3.94	1.39	1.82	38.64
SmallCap Value Fund	4.08	10.24	7.41	3.87	1.69	—	27.29
Ultra Short Bond Fund	29.03	—	—	—	—	33.04	62.07

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The following table shows the percentage of the outstanding shares of the predecessor Underlying Funds owned by the predecessor Portfolios as of October 31, 2007.

		Conservative	Conservative	Flexible	Strategic
	Balanced	Balanced	Growth	Income	Growth
Underlying Fund	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Total

Disciplined LargeCap Blend Fund	13.70%	1.25%	14.46%	1.18%	10.21%	40.80%
Diversified International Fund	14.89	1.35	15.71	—	11.09	43.04
Equity Income Fund I	14.97	1.37	15.82	0.94	10.62	43.72
High Yield Fund II	12.80	2.21	5.92	3.10	5.68	29.71
Income Fund	40.61	9.46	13.85	16.31	—	80.23
International Emerging Markets Fund	7.20	0.64	7.66	—	5.31	20.81
LargeCap Growth Fund	21.00	1.88	21.67	1.52	15.03	61.10
MidCap Stock Fund	20.31	1.96	23.24	2.10	17.60	65.21
Money Market Fund	0.98	0.00	0.01	—	0.00	0.99
Mortgage Securities Fund	47.92	9.96	16.36	14.60	—	88.84
Real Estate Securities Fund	7.00	0.68	7.42	0.58	5.21	20.89
Short-Term Income Fund	19.75	16.62	—	43.80	—	80.17
SmallCap Growth Fund	19.79	1.70	22.09	1.77	14.95	60.30
SmallCap Value Fund	13.16	1.22	14.13	1.28	9.82	39.61
West Coast Equity Fund	12.81	1.18	13.58	0.56	10.11	38.24

U.S. Government Securities Risk
U.S. government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of a fund’s securities do not affect interest income on securities already held by the fund but are reflected in the fund’s price per share. Since the magnitude of these fluctuations generally is greater at times when a fund’s average maturity is longer, under certain market conditions a fund may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.

U.S. Government Sponsored Securities Risk
A fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks. Although the issuing agency, instrumentality, or corporation may be chartered or sponsored by the U.S. government, its securities are not issued or guaranteed by the U.S. Treasury.

Value Stock Risk
A fund’s investments in value stocks carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price if other investors fail to recognize the company’s value and bid up the price or invest in markets favoring faster growing companies. A fund’s strategy of investing in value stocks also carries the risk that in certain markets value stocks will underperform growth stocks.

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APPENDIX B

DEFINITIONS OF THE INDICES REFERENCED IN THIS PROSPECTUS

The performance tables included in the prospectus provide performance information of various indices. These indices are described in this appendix. An investment cannot be made directly in the indices and the indices’ performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the indices.

6 Month LIBOR (London Interbank Offered Rate) Index is an average of the interest rate of U.S. dollar deposits, known as Eurodollars, of a stated maturity.

Citigroup Broad Market (BMI) Global ex-US Index is a float-weighted, rules-based benchmark of the institutionally investable universe of all companies (excluding companies domiciled in the U.S.) with an available free float market cap of US $100 million and above.

Citigroup World ex-US Broad Market (BMI) Growth Index is a float-weighted, rules-based benchmark of the institutionally investable universe of all companies (excluding companies domiciled in the U.S.) with growth characteristics and an available free float market cap of US $100 million and above.

Lehman Brothers Aggregate Bond Index is an unmanaged index of domestic, taxable fixed-income securities. The index covers the U.S. investment-grade bond market, with components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Lehman Brothers Government/Mortgage Index is a combination of the unmanaged Lehman Government Index and the unmanaged Lehman Mortgage Backed Securities (MBS) Index. The Lehman Government Index includes all Government Bonds including, but not limited to, U.S. Treasury bonds and government-sponsored agency securities, with no maturity restrictions. The MBS Index includes all securitized mortgage pools by GNMA, FNMA, and FHLMC.

Lehman Brothers 1-3 Government/Credit Bond Index represents a combination of the Government and Corporate Bond indices with maturities between one and three years.

Lehman Brothers Mutual Fund 1-5 Government/Credit index is an unmanaged index composed of Treasury notes, agencies and corporate debt securities rated BBB or better, and with maturities between one year and five years.

Lehman Brothers U.S. Treasury Bellwethers 3 Month Index is composed of public obligations of the U.S. Treasury with a maturity of three months.

Lehman Brothers U.S. Treasury TIPS (Treasury Inflation Protection Securities) Index is an unmanaged index of inflation-protected U.S. Treasury securities that will mature in one year or longer.

Merrill Lynch Hybrid Preferred Securities Index is an unmanaged index of investment grade, exchange-traded preferred stocks with outstanding market values of at least $30 million and at least one year to maturity.

Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) Ex-US is a free float-adjusted market capitalization index that is designed to measure the combined equity market performance of developed and emerging market countries excluding the US.

Morgan Stanley Capital International (MSCI) EMF (Emerging Markets Free) Index is an unmanaged index that measures the stock returns of companies in 26 developing countries.

Morgan Stanley Capital International (MSCI) US REIT Index is a total-return index comprised of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.

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Morgan Stanley Capital International (MSCI) World Ex - US Growth Index measures global developed market equity performance of growth securities outside of the United States. It is comprised of half the securities in the MSCI world ex U.S. Index, with half of the market capitalization of each country index.

Morningstar Conservative Allocation Category Average is an average of the net asset value (NAV) returns of domestic mutual funds with 20-50% invested in equities and 50-80% invested in fixed income and cash.

Morningstar Diversified Emerging Markets Category Average is an average of the net asset value (NAV) returns of diversified emerging-markets mutual funds which invest in companies in developing nations.

Morningstar Foreign Large Blend Category Average is an average of the net asset value (NAV) returns of mutual funds that seek capital appreciation by investing in a variety of large international stocks. Large-cap foreign stocks have market capitalizations greater than $5 billion. The blend style is assigned to funds where neither growth nor value characteristics predominate.

Morningstar Foreign Large Growth Category Average is an average of the net asset value (NAV) returns of mutual funds that seek capital appreciation by investing in large international stocks that are growth-oriented. Large-cap foreign stocks have market capitalizations greater than $5 billion. Growth is defined based on high price-to-book and price-to-cash flow ratios, relative to the MSCI EAFE index.

Morningstar Inflation Protected Bond Category primarily invest in fixed-income securities that increase coupon and/or principal payments at the rate of inflation. These bonds can be issued by any organization, but the U.S. Treasury is currently the largest issuer of these types of securities. Most of these portfolios buy bonds with intermediate- to long-term maturities.

Morningstar Intermediate-Term Bond Category Average is an average of net asset value (NAV) returns of bond mutual funds that have average durations that are greater than 3.5 years and less than 6 years.

Morningstar Intermediate Government Category Average is an average of net asset value (NAV) returns of mutual funds that devote at least 90% of their bond holdings to government issues. These mutual funds have, on average, durations between 3.5 and 6 years.

Morningstar Large Blend Category Average is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.

Morningstar Large Growth Category Average is an average of net asset value (NAV) returns of mutual funds that invest in large companies that are projected to grow faster than average. Most of these mutual funds focus on companies in rapidly-expanding industries.

Morningstar Large Value Category Average is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay above-average dividends. They also generally have more stable stock prices.

Morningstar Mid-Cap Blend Category Average is an average of net asset value (NAV) returns of mutual funds that focus on mid-size companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.

Morningstar Mid-Cap Growth Category Average is an average of net asset value (NAV) returns of mutual funds that typically focus on mid-size companies that are projected to grow faster than average. Many of these mutual funds focus on companies in rapidly-expanding industries.

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Morningstar Mid-Cap Value Category Average is an average of net asset value (NAV) returns of mid-cap value mutual funds that buy stocks mainly of medium-size companies that are cheap relative to their earnings potential.

Morningstar Moderate Allocation Category Average is an average of the net asset value (NAV) returns of mutual funds with 50-70% invested in equities and the remainder invested in fixed income and cash.

Morningstar Short-Term Bond Category Average is an average of net asset value (NAV) returns of mutual funds that invest in a variety of bonds, from the most creditworthy, such as Treasury bonds, to mortgages and corporates, and on rare occasions, even more speculative high-yield and emerging markets debt which have durations between 1 and 3.5 years.

Morningstar Small Blend Category Average is an average of net asset value (NAV) returns of mutual funds that focus on small companies that are fairly representative of the overall stock market in terms of valuations.

Morningstar Small Growth Category Average is an average of net asset value (NAV) returns of mutual funds that invest in small companies that are projected to grow faster than average. Most of these mutual funds focus on companies in rapidly-expanding industries.

Morningstar Small Value Category Average is an average of net asset value (NAV) returns of small-cap value mutual funds that invest in less-popular companies at the smaller end of the size range and may focus on finding temporarily depressed stocks of companies working through business problems.

Morningstar Specialty-Real Estate Category Average is an average of net asset value (NAV) returns of mutual funds that invest primarily in real estate investment trusts (REITs) of various types. The performance of these mutual funds is less connected to the overall market than most other types of stock funds.

Morningstar Target Date Category Average portfolios provide diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. These portfolios get more conservative as the goal date approaches by investing more in bonds and cash. Investment managers structure these portfolios differently; two funds with the same goal year may have different allocations to equities and therefore different levels of return and risk.

Morningstar Ultra Short Bond Category Average is an average of the net asset value (NAV) returns of bond mutual funds that invest primarily in investment-grade U.S. fixed-income issues and have durations of less than one year.

Principal LifeTime 2010 Blended Index
Principal LifeTime 2010 Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2010 portfolio. The index weightings adjust over time as the portfolio changes to become gradually more conservative. The weightings as of March 31, 2007 are 41.9% Russell 3000 Index, 15.1% EAFE Index, and 43.0% Lehman Aggregate Index.

Principal LifeTime 2020 Blended Index
Principal LifeTime 2020 Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2020 portfolio. The index weightings adjust over time as the portfolio changes to become gradually more conservative. The weightings as of March 31, 2007 are 51.1% Russell 3000 Index, 19.4% EAFE Index, and 29.5% Lehman Aggregate Index.

Principal LifeTime 2030 Blended Index
Principal LifeTime 2030 Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2030 portfolio. The index weightings adjust over time as the portfolio changes to become gradually more conservative. The weightings as of March 31, 2007 are 57.3% Russell 3000 Index, 22.5% EAFE Index, and 20.2% Lehman Aggregate Index.

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Principal LifeTime 2040 Blended Index
Principal LifeTime 2040 Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2040 portfolio. The index weightings adjust over time as the portfolio changes to become gradually more conservative. The weightings as of March 31, 2007 are 61.8% Russell 3000 Index, 24.7% EAFE Index, and 13.5% Lehman Aggregate Index.

Principal LifeTime 2050 Blended Index
Principal LifeTime 2050 Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2050 portfolio. The index weightings adjust over time as the portfolio changes to become gradually more conservative. The weightings as of March 31, 2007 are 64.2% Russell 3000 Index, 25.8% EAFE Index, and 10.0% Lehman Aggregate Index.

Principal LifeTime Strategic Income Blended Index
Principal LifeTime Strategic Income Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime Strategic Income portfolio. The weightings as of March 31, 2007 are 19.0% Russell 3000 Index, 6.0% EAFE Index, and 75.0% Lehman Aggregate Index.

Russell 1000 Growth Index is an unmanaged index that measures the investment returns of stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Companies included are large.

Russell 1000 Value Index is an unmanaged index that measures the investment returns of stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Companies included are large.

Russell 2000 Growth Index is an unmanaged index that measures the investment returns of stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. Companies included are medium-size to small.

Russell 2000 Index is an unmanaged index that measures the investment returns of the 2,000 smallest stocks in the Russell 3000 Index. Companies included are medium-size to small.

Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000 Index is an unmanaged index that is the combination of Russell 1000 Index and the Russell 2000 Index.

Russell Midcap Index is an unmanaged index that measures the investment returns of the 800 smallest stocks in the Russell 1000 Index.

Russell Midcap Growth Index is an unmanaged index that measures the investment returns of stocks in the Russell MidCap Index with higher price-to-book ratios and higher forecasted growth rates.

Russell Midcap Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those Russell Midcap companies with lower price-to-book value ratios and lower forecasted growth values.

S&P 500 Stock Index (S&P 500) is an unmanaged index of 500 widely-held stocks often used as a proxy for the domestic stock market. Included are the stocks of industrial, financial, utility, and transportation companies.

S&P MidCap 400 Index is an unmanaged index that includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range. Any mid-sized stocks already included in the S&P 500 are excluded from this index.

196 APPENDIX B	Principal Investors Fund
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S&P SmallCap 600 Index is an unmanaged index that consists of 600 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market weighted index (stock price x shares outstanding), with each stock affecting the index in proportion to its market value.

© 2008 Morningstar, Inc. All Rights Reserved. Part of the mutual fund data contained herein: (1) is proprietary to Morningstar and/or its content provider; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar not its contents provider are responsible for any damages or losses arising from any use of this information.

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PRINCIPAL INVESTORS FUND, INC.
Effective June 13, 2008, this fund will be known as Principal Funds, Inc.

ADVISORS SIGNATURE CLASS SHARES
Effective June 13, 2008, this Class will be known as R-1.

ADVISORS SELECT CLASS SHARES
Effective June 13, 2008, this Class will be known as R-2.

ADVISORS PREFERRED CLASS SHARES
Effective June 13, 2008, this Class will be known as R-3.

SELECT CLASS SHARES
Effective June 13, 2008, this Class will be known as R-4.

PREFERRED CLASS SHARES
Effective June 13, 2008, this Class will be known as R-5.

The date of this Prospectus is February 29, 2008.

As with all mutual funds, neither the Securities and Exchange Commission (“SEC”) nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

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4	Principal Investors Fund
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RISK/RETURN SUMMARY

Principal Investors Fund, Inc. (the “Fund” or “PIF” together, the “Funds”) offers many investment portfolios. Princor Financial Services Corporation* (“Princor”) is the Fund’s principal underwriter for Advisors Signature, Advisors Select, Advisors Preferred, Select and Preferred Class shares. Principal Management Corporation* (“Principal”), the manager of each of the Funds, seeks to provide a broad range of investment approaches through the Principal Investors Fund. Principal Investors Funds, Inc. will be changing its name to Principal Funds, Inc. effective June 13, 2008. Principal has selected one or more Sub-Advisors for each Fund based on the Sub-Advisor’s experience with the investment strategy for which it was selected.

The Sub-Advisors and the Funds each sub-advises are:

Sub-Advisor	Fund(s)
AllianceBernstein, L.P.	Partners LargeCap Value
Partners SmallCap Growth I

American Century Investment Management, Inc.	Partners LargeCap Growth II
Partners LargeCap Value II

Ark Asset Management Co., Inc.	Partners SmallCap Value

Barrow, Hanley, Mewhinney & Strauss, Inc.	MidCap Value

Columbus Circle Investors*	LargeCap Growth
MidCap Growth
Partners SmallCap Growth III

Dimensional Fund Advisors	Partners SmallCap Value II

Edge Asset Management, Inc.*	Strategic Asset Management Portfolios

Emerald Advisers, Inc.	Partners SmallCap Growth II

Essex Investment Management Company, LLC	Partners SmallCap Growth II

Goldman Sachs Asset Management LP	Partners LargeCap Blend I
Partners MidCap Value I

J.P. Morgan Investment Management, Inc.	Partners Global Equity
Partners SmallCap Value I

Jacobs Levy Equity Management, Inc.	Partners MidCap Growth II Partners MidCap Value

Los Angeles Capital Management and Equity Research, Inc.	Partners MidCap Value I
Partners SmallCap Value

MacKay Shields LLC	Partners MidCap Growth II

Mazama Capital Management, Inc.	Partners SmallCap Growth III

Mellon Capital Management Corporation	Partners MidCap Growth I
Partners SmallCap Blend
Partners SmallCap Value I

Neuberger Berman Management Inc.	Partners MidCap Value

Principal Investors Fund	RISK/RETURN SUMMARY 5
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Sub-Advisor	Fund(s)

Principal Global Investors, LLC*	Bond & Mortgage Securities
Disciplined LargeCap Blend
Diversified International
Government & High Quality Bond
High Quality Intermediate-Term Bond
Inflation Protection
International Emerging Markets
International Growth
LargeCap S&P 500 Index
LargeCap Value
MidCap Blend
MidCap S&P 400 Index
MidCap Value
Money Market
Principal LifeTime Funds
Short-Term Bond
SmallCap Blend
SmallCap Growth
SmallCap S&P 600 Index
SmallCap Value
Ultra Short Bond

Principal Real Estate Investors, LLC*	Real Estate Securities

Pyramis Global Advisors, LLC	Partners International

Spectrum Asset Management, Inc.*	Preferred Securities

T. Rowe Price Associates, Inc.	Partners LargeCap Blend
Partners LargeCap Growth I

Turner Investment Partners, Inc.	Partners MidCap Growth

UBS Global Asset Management (Americas) Inc.	Partners LargeCap Value I
Partners SmallCap Growth II

Vaughan Nelson Investment Management, LP	Partners SmallCap Value II

*	Principal Management Corporation; Columbus Circle Investors; Edge Asset Management, Inc.; Principal Global Investors, LLC; Principal Real Estate Investors, LLC; Princor Financial Services Corporation; and Spectrum Asset Management, Inc. are affiliates of Principal Life Insurance Company and with it are subsidiaries of Principal Financial Group, Inc. and members of the Principal Financial Group®.

The Funds offer five classes of shares through this prospectus, each of which may be purchased through retirement plans though not all plans offer each Fund. Such plans may impose fees in addition to those charged by the Funds. The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund. Each share class represents investments in the same portfolio of securities, but each class has its own expense structure, allowing you to choose the class that best meets your situation (not all classes are available to all plans).

EACH INVESTOR’S FINANCIAL CONSIDERATIONS ARE DIFFERENT. YOU SHOULD SPEAK WITH YOUR FINANCIAL ADVISOR TO HELP YOU DECIDE WHICH SHARE CLASS IS BEST FOR YOU.

6 RISK/RETURN SUMMARY	Principal Investors Fund
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In the description for each Fund, there is important information about the Fund’s:

Main Strategies and Risks
These sections describe each Fund’s investment objective and summarize how each Fund intends to achieve its investment objective. The Board of Directors may change a Fund’s objective or investment strategies without a shareholder vote if it determines such a change is in the best interests of the Fund. If there is a material change to the Fund’s investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that a Fund will meet its objective.

The sections also describe each Fund’s primary investment strategies (including the type or types of securities in which the Fund invests), any policy of the Fund to concentrate in securities of issuers in a particular industry or group of industries and the main risks associated with an investment in the Fund. A fuller discussion of risks appears later in the Prospectus under the caption “Certain Investment Strategies and Related Risks.”

Each Fund may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic, or political conditions as more fully described under the caption “Certain Investment Strategies and Related Risks–Temporary Defensive Measures.”

Each Fund is designed to be a portion of an investor’s portfolio. None of the Funds is intended to be a complete investment program. Investors should consider the risks of each Fund before making an investment and be prepared to bear investment losses during periods of adverse market conditions. The value of your investment in a Fund changes with the value of the investments held by that Fund. Many factors affect that value, and it is possible that you may lose money by investing in the Funds. Factors that may adversely affect a particular Fund as a whole are called “principal risks.” The principal risks of investing in the Funds are stated as to each Fund in the Fund’s description. In addition to the risks identified in each Fund’s description, each of the Funds is also subject to credit and counterparty risk, liquidity risk, management risk and market risk. Each Fund is also subject to underlying fund risk to the extent that a Principal LifeTime Fund or SAM Portfolio invests in the Fund. These risks, and each of the other principal risks, are more fully explained in Appendix A to this prospectus.

Investment Results
A bar chart and a table are included with each Fund that has annual returns for a full calendar year. They show the Fund’s annual returns and its long-term performance. The chart shows how the Advisors Select Class’s performance has varied from year-to-year. The table compares the Fund’s performance over time to that of:

•	a broad-based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.) and

•	an average of the performance of a group of mutual funds with a similar investment objective and management style (The averages used are prepared by independent statistical services.).

Performance for classes of shares for periods prior to the date on which a Fund’s oldest share class began operations (as indicated in the tables on the following pages) is based on the performance of the oldest share class of the Fund, adjusted to reflect the expenses of the share class shown. The adjustments result in performance (for the period prior to the effective date of the share class shown) that is no higher than the historical performance of the oldest share class.

A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Fees and Expenses
The annual operating expenses for each Fund are deducted from that Fund’s assets (stated as a percentage of Fund assets). A Fund’s operating expenses are shown with each Fund. A discussion of the fees is found in the section of the Prospectus titled “The Costs of Investing.”

Principal Investors Fund	RISK/RETURN SUMMARY 7
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The examples are intended to help investors compare the cost of investing in a particular Fund with the cost of investing in other mutual funds.

NOTES:

•	No salesperson, dealer or other person is authorized to give information or make representations about a Fund other than those contained in this Prospectus. Information or representations not contained in this prospectus may not be relied upon as having been made by the Principal Investors Fund, a Fund, Principal, any Sub-Advisor, or Princor.

Effective June 13, 2008, the Fund will change share class names as described below:

As of
Current	June 13, 2008
Share Class	Share Class
Advisors Signature	R1
Advisors Select	R2
Advisors Preferred	R3
Select	R4
Preferred	R5

8 RISK/RETURN SUMMARY	Principal Investors Fund
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LARGECAP US EQUITY FUNDS

Disciplined LargeCap Blend Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in larger, established companies.

Main Strategies and Risks
The Fund invests primarily in common stocks of large capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Standard & Poor’s (“S&P”) 500 Index (as of December 31, 2007 this range was between approximately $0.7 billion and $511.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock.

In selecting securities for investment, the Sub-Advisor, PGI, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a “blend” of stocks with these characteristics. In managing the assets of the Fund, PGI does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their expected investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.

PGI believes that changes in market expectations drive stock prices. Early identification of improving business fundamentals, early identification of positive change in expectations regarding future profitability of companies and paying prices that are below “fair value” for these stocks will result in investment management success. PGI’s investment process seeks to systematically identify stocks with desirable characteristics and combine these stocks in a risk-managed portfolio to maximize return potential by controlling risk.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Underlying Fund Risk
•	Active Trading Risk
•	Derivatives Risk
•	Growth Stock Risk
•	Securities Lending Risk
•	Market Segment (LargeCap) Risk
•	Value Stock Risk

Principal Investors Fund	LARGECAP US EQUITY FUNDS 9
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PGI has been the Fund’s Sub-Advisor since December 30, 2002.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	14.82%
Lowest return for a quarter during the period of the bar chart above:	Q1 ’03	-3.50%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Advisors Signature Class	6.10	12.63	12.62
Advisors Select Class	6.28	12.80	12.79
Advisors Preferred Class	6.42	13.01	13.00
Select Class	6.66	13.22	13.21
Preferred Class	6.75	13.36	13.35
S&P 500 Index*	5.49	12.83	12.83
Morningstar Large Blend Category Average*	6.16	12.63	12.35

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 30, 2002. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares. The Institutional Class shares were first sold on December 30, 2002.

*	Lifetime results are measured from the date the Institutional Class shares were first sold (December 30, 2002).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.56%	0.56%	0.56%	0.56%	0.56%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.54	0.46	0.33	0.29	0.27

Total Annual Fund Operating Expenses	1.45%	1.32%	1.14%	0.95%	0.83%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

10 LARGE CAP US EQUITY FUNDS	Principal Investors Fund
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Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. the Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$148	$459	$792	$1,735
Advisors Select Class	134	418	723	1,590
Advisors Preferred Class	116	362	628	1,386
Select Class	97	303	525	1,166
Preferred Class	85	265	460	1,025

Principal Investors Fund	LARGECAP US EQUITY FUNDS 11
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LargeCap Growth Fund

Sub-Advisor(s):	Columbus Circle Investors (“CCI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks
The Fund invests primarily in common stocks and other equity securities of large capitalization companies with strong earnings growth potential. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000® Growth Index (as of December 31, 2007 this range was between approximately $0.6 billion and $527.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. To meet its investment objective, the Fund may invest in initial public offerings.

CCI uses a bottom-up approach (focusing on individual stock selection rather than forecasting market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on the premise that companies doing better than expected will have rising securities prices, while companies producing less than expected results will not. CCI refers to its discipline as positive momentum and positive surprise.

Through in depth analysis of company fundamentals in the context of the prevailing economic environment, CCI’s team of investment professionals selects companies that meet the criteria of positive momentum in a company’s progress and positive surprise in reported results.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Underlying Fund Risk
•	Exchange Rate Risk
•	Derivatives Risk
•	Active Trading Risk
•	Foreign Securities Risk
•	Securities Lending Risk
•	Market Segment (LargeCap) Risk
•	Growth Stock Risk
•	Initial Public Offerings Risk

CCI became the Fund’s Sub-Advisor on January 5, 2005.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Shares)

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	13.49%
Lowest return for a quarter during the period of the bar chart above:	Q1 ’01	-23.45%

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Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years		Life of Fund
Advisors Signature Class	22.02	15.41	(1)	0.26	(1)
Advisors Select Class	22.10	14.74		-0.09
Advisors Preferred Class	22.37	15.75	(1)	0.57	(1)
Select Class	22.63	15.54	(2)	0.49	(2)
Preferred Class	22.73	15.23		0.33
Russell 1000 Growth Index*	11.81	12.11		0.23
Morningstar Large Growth Category Average*	13.35	12.75		0.15

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.

*	Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).

(1)	During 2003, the Fund processed a significant (relative to the net assets of the Advisors Preferred Class) “As Of” transaction that resulted in a gain to the remaining shareholders of the Advisors Preferred Class. Had this gain not been recognized, the total return shown in the table for Life of Fund would have been lower.

(2)	During 2003, the Select Class experienced a significant redemption of shares. Because the remaining shareholders held relatively small positions, the total return shown in the table for Life of Fund is greater than it would have been without the redemption.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees(1)	0.62%	0.62%	0.62%	0.62%	0.62%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.54	0.46	0.33	0.29	0.27

Total Annual Fund Operating Expenses	1.51%	1.38%	1.20%	1.01%	0.89%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense information has been restated to reflect current fees. Effective January 16, 2007, the Fund’s management fees were increased.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$154	$477	$824	$1,802
Advisors Select Class	140	437	755	1,657
Advisors Preferred Class	122	381	660	1,455
Select Class	103	322	558	1,236
Preferred Class	91	284	493	1,096

Principal Investors Fund	LARGECAP US EQUITY FUNDS 13
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LargeCap S&P 500 Index Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive, rather than active, management style.

Main Strategies and Risks
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies that compose the S&P 500 Index. PGI attempts to mirror the investment performance of the Index by allocating the Fund’s assets in approximately the same weightings as the S&P 500. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. As of December 31, 2007, the market capitalization range of the Index was between approximately $0.7 billion and $511.9 billion. Over the long-term, PGI seeks a very close correlation between performance of the Fund, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Fund uses an indexing strategy and is not managed according to traditional methods of “active” investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Fund uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, PGI focuses on tracking the S&P 500. PGI may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.

The correlation between Fund and Index performance may be affected by the Fund’s expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Fund shares. The Fund may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.

Because of the difficulty and expense of executing relatively small stock trades, the Fund may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Fund’s portfolio may be weighted differently from the S&P 500, particularly if the Fund has a small level of assets to invest. In addition, the Fund’s ability to match the performance of the S&P 500 is affected to some degree by the size and timing of cash flows into and out of the Fund. The Fund is managed to attempt to minimize such effects.

PGI reserves the right to omit or remove any of the S&P 500 stocks from the Fund if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Fund if extraordinary events or financial conditions lead PGI to believe that it should not be a part of the Fund’s assets. PGI may also elect to omit any S&P 500 stocks from the Fund if such stocks are issued by an affiliated company.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Market Segment (LargeCap) Risk
•	Securities Lending Risk

NOTE:	“Standard & Poor’s 500” and “S&P 500®” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed by Principal. The Fund is not sponsored, endorsed, sold, or promoted by Standard and Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

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PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	15.12%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-17.48%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Advisors Signature Class	4.42	11.58	1.82
Advisors Select Class	4.54	11.74	1.96
Advisors Preferred Class	4.73	11.92	2.13
Select Class	5.01	12.17	2.35
Preferred Class	5.11	12.27	2.51
S&P 500 Index*	5.49	12.83	3.30
Morningstar Large Blend Category Average*	6.16	12.63	2.59

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.

*	Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Investors Fund	LARGECAP US EQUITY FUNDS 15
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.15%	0.15%	0.15%	0.15%	0.15%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.54	0.46	0.33	0.29	0.27

Total Annual Fund Operating Expenses(1)	1.04%	0.91%	0.73%	0.54%	0.42%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$106	$331	$574	$1,271
Advisors Select Class	93	290	504	1,120
Advisors Preferred Class	75	233	406	906
Select Class	55	173	302	677
Preferred Class	43	135	235	530

16 LARGE CAP US EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

LargeCap Value Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

Main Strategies and Risks
The Fund invests primarily in common stock and other equity securities of large capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000® Value Index, which as of December 31, 2007 ranged between approximately $0.5 billion and $527.8 billion) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities.

The Fund invests in stocks that, in the opinion of PGI, are undervalued in the marketplace at the time of purchase. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to the overall market. Securities for the Fund are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on four key elements:

•	determination that a stock is selling below its fair market value;
•	early recognition of changes in a company’s underlying fundamentals;
•	evaluation of the sustainability of fundamental changes; and
•	monitoring a stock’s behavior in the market to assess the timeliness of the investment.

The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Underlying Fund Risk
•	Exchange Rate Risk
•	Derivatives Risk
•	Active Trading Risk
•	Foreign Securities Risk
•	Securities Lending Risk
•	Market Segment (LargeCap) Risk
•	Value Stock Risk

Principal Investors Fund	LARGECAP US EQUITY FUNDS 17
www.principal.com

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Return (%) as of 12/31 each year (Advisors Select Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	15.08%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-15.16%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Advisors Signature Class	-0.63	11.71	5.15
Advisors Select Class	-0.53	11.92	5.33
Advisors Preferred Class	-0.35	12.04	5.47
Select Class	-0.10	12.22	5.65
Preferred Class	0.01	12.44	5.82
Russell 1000 Value Index*	-0.17	14.63	6.74
Morningstar Large Value Category Average*	1.42	13.16	5.13

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.

*	Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

18 LARGE CAP US EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.44%	0.44%	0.44%	0.44%	0.44%
12b-1 Fees	0.35	0.30	0.25	0.10%	N/A
Other Expenses*	0.53	0.45	0.32	0.28	0.26

Total Annual Fund Operating Expenses	1.32%	1.19%	1.01%	0.82%	0.70%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$134	$418	$723	$1,590
Advisors Select Class	121	378	654	1,443
Advisors Preferred Class	103	322	558	1,236
Select Class	84	262	455	1,014
Preferred Class	72	224	390	871

Principal Investors Fund	LARGECAP US EQUITY FUNDS 19
www.principal.com

Partners LargeCap Blend Fund
(effective 06/13/2008, this Fund will be known as LargeCap Blend Fund II)

Sub-Advisor(s):	T. Rowe Price Associates, Inc. (“T. Rowe Price”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in an aggressively managed portfolio of common stocks, but who prefer investing in larger, established companies.

Main Strategies and Risks
The Fund pursues its investment objective by investing primarily in equity securities of U.S. companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of companies with large market capitalizations (those with market capitalizations within the range of companies in the S&P 500 Index (as of December 31, 2007 this range was between approximately $0.7 billion and $511.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock.

The Fund will generally remain fully invested (less than 5% cash reserves) and will have approximately the same industry weightings as compared to the S&P 500 Index. While the majority of assets will be invested in large-capitalization U.S. common stocks, small- and mid-capitalization stocks and foreign stocks (up to 25% of total assets) may also be purchased in keeping with Fund objectives. Securities may be sold for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The market capitalization of companies in the Fund’s portfolio and the S&P 500 Index will change over time, and the Fund will not automatically sell or cease to purchase a stock of a company it already owns just because the company’s market capitalization grows or falls outside of the index range. In addition, the Fund has the ability to purchase stocks whose market capitalization falls below the range of companies in the S&P 500 Index.

T. Rowe Price uses a disciplined portfolio construction process whereby it weights each sector approximately the same as the S&P 500 Index. Individual holdings within each sector, and their weights within the portfolio, can vary substantially from the S&P 500 Index. T. Rowe Price generally purchases for the Fund securities issued by companies in the S&P 500 Index, and therefore, its stock selection process will result in the purchase of both growth and value stocks.

A team of T. Rowe Price equity analysts is directly responsible for selecting stocks for the Fund. Analysts select stocks from the industries they cover based on rigorous fundamental analysis that assesses the quality of the business franchise, earnings growth potential for the company, and stock valuation. The Fund seeks to take full advantage of the analysts’ focused expertise in their industries. A team of portfolio managers supervises the analysts and has the responsibility for the overall structure of the Fund and coordinating Fund investments. They also oversee the quantitative analysis that helps the analysts manage their industry-specific portfolios.

In pursuing its investment objective, the Fund’s management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and foreign currencies; as an efficient means of increasing or decreasing fund overall exposure to a specific part or broad segment of the U.S. or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices, and foreign currencies.

20 LARGE CAP US EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Derivatives Risk
•	Value Stock Risk
•	Securities Lending Risk
•	Market Segment (LargeCap) Risk
•	Growth Stock Risk

T. Rowe Price became Sub-Advisor to the Fund effective March 9, 2004.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	14.14%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-15.62%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Advisors Signature Class	4.76	10.97	3.89
Advisors Select Class	4.95	11.16	4.06
Advisors Preferred Class	5.10	11.32	4.22
Select Class	5.28	11.61	4.45
Preferred Class	5.52	11.67	4.53
S&P 500 Index*	5.49	12.83	3.30
Morningstar Large Blend Category Average*	6.16	12.63	2.59

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.

*	Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Investors Fund	LARGECAP US EQUITY FUNDS 21
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.74%	0.74%	0.74%	0.74%	0.74%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses	0.54	0.46	0.33	0.29	0.27

Total Annual Fund Operating Expenses(1)	1.63%	1.50%	1.32%	1.13%	1.01%
* Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense Information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$166	$514	$887	$1,933
Advisors Select Class	153	474	818	1,791
Advisors Preferred Class	134	418	723	1,590
Select Class	115	359	622	1,375
Preferred Class	103	322	558	1,236

22 LARGE CAP US EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

Partners LargeCap Blend Fund I
(effective 06/13/2008, this Fund will be known as LargeCap Blend Fund I)

Sub-Advisor(s):	Goldman Sachs Asset Management, L.P. (“GSAM”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in larger, established companies.

Main Strategies and Risks
The Fund seeks its objective through investment in a broadly diversified portfolio of large cap and blue chip equity investments representing all major sectors of the U.S. economy. Under normal market conditions, the Fund invests at least 80% of its assets (not including securities lending collateral and any investment of that collateral) in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the S&P 500 Index (as of December 31, 2007, the range was between approximately $0.7 billion and $511.9 billion)) measured at the time of purchase. Market capitalization is defined as total current market value of a company’s publicly-issued securities. Up to 25% of Fund assets may be invested in foreign securities.

GSAM seeks to outperform the S&P 500 Index by overweighting stocks that it believes are more likely to outperform the benchmark while underweighting stocks that it believes will lag the Index. GSAM seeks to add value from stock selection rather than sector rotation strategies or market timing. Its approach is to combine traditional fundamental analysis with sophisticated quantitative modeling and to carefully construct and manage the risk in the portfolio.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Active Trading Risk
•	Underlying Fund Risk
•	Derivatives Risk
•	Value Stock Risk
•	Exchange Rate Risk
•	Market Segment (LargeCap) Risk
•	Growth Stock Risk
•	Foreign Securities Risk
•	Securities Lending Risk

GSAM became Sub-Advisor to the Fund on December 16, 2002.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	13.99%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-17.75%

Principal Investors Fund	LARGECAP US EQUITY FUNDS 23
www.principal.com

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Advisors Signature Class	1.36	10.91	0.16
Advisors Select Class	1.58	11.06	0.30
Advisors Preferred Class	1.76	11.27	0.49
Select Class	1.95	11.45	0.65
Preferred Class	2.07	11.62	0.80
S&P 500 Index*	5.49	12.83	3.30
Morningstar Large Blend Category Average*	6.16	12.63	2.59

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.

*	Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.44%	0.44%	0.44%	0.44%	0.44%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.53	0.45	0.32	0.28	0.26

Total Annual Fund Operating Expenses	1.32%	1.19%	1.01%	0.82%	0.70%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$134	$418	$723	$1,590
Advisors Select Class	121	378	654	1,443
Advisors Preferred Class	103	322	558	1,236
Select Class	84	262	455	1,014
Preferred Class	72	224	390	871

24 LARGE CAP US EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

Partners LargeCap Growth Fund I
(effective 06/13/2008, this Fund will be known as LargeCap Growth Fund I)

Sub-Advisor(s):	T. Rowe Price Associates, Inc. (“T. Rowe Price”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks
The Fund seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies with large market capitalizations that exhibit strong growth and free cash flow potential. These companies are generally characterized as “growth” companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with market capitalizations within the range of companies in the Russell 1000® Growth Index (as of December 31, 2007, this range was between approximately $0.6 billion and $527.8 billion) at the time of purchase. The Fund’s investments in foreign companies will be limited to 25% of its total assets. The Fund may also purchase futures and options, in keeping with Fund objectives.

The market capitalization of companies in the Fund’s portfolio and the Russell index will change over time, and the Fund will not automatically sell or cease to purchase the stock of a company it already owns just because the company’s market capitalization grows or falls outside of the index range.

T. Rowe Price generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

In pursuing its investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities. The Fund may actively trade securities in an attempt to achieve its investment objective.

Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and foreign currencies; as an efficient means of increasing or decreasing overall fund exposure to a specific part or broad segment of the U.S. or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices and foreign currencies.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Exchange Rate Risk
•	Foreign Securities Risk
•	Derivatives Risk
•	Growth Stock Risk
•	Underlying Fund Risk
•	Market Segment (LargeCap) Risk
•	Active Trading Risk
•	Securities Lending Risk

Principal Investors Fund	LARGECAP US EQUITY FUNDS 25
www.principal.com

T. Rowe Price became the Sub-Advisor to the Fund on August 24, 2004.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Return (%) as of 12/31 each year (Advisors Select Shares)

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	12.73%
Lowest return for a quarter during the period of the bar chart above:	Q1 ’01	-18.23%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Advisors Signature Class	7.41	9.91	-1.20
Advisors Select Class	7.61	10.11	-1.07
Advisors Preferred Class	7.76	10.27	-0.68
Select Class	7.93	10.46	-0.72
Preferred Class	8.09	10.64	-0.55
Russell 1000 Growth Index*	11.81	12.11	0.23
Morningstar Large Growth Category Average*	13.35	12.75	0.15

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.

*	Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

26 LARGE CAP US EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

Annual Fund Operating Expenses
(expenses that are deduced from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.73%	0.73%	0.73%	0.73%	0.73%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.53	0.45	0.32	0.28	0.26

Total Annual Fund Operating Expenses	1.61%	1.48%	1.30%	1.11%	0.99%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$164	$508	$876	$1,911
Advisors Select Class	151	468	808	1,768
Advisors Preferred Class	132	412	713	1,568
Select Class	113	353	612	1,352
Preferred Class	101	315	547	1,213

Principal Investors Fund	LARGECAP US EQUITY FUNDS 27
www.principal.com

Partners LargeCap Growth Fund II
(effective 06/13/2008, this Fund will be known as LargeCap Growth Fund II)

Sub-Advisor(s):	American Century Investment Management, Inc. (“American Century”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks
Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index (as of December 31, 2007, the range was between approximately $0.6 billion and $527.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock.

American Century selects stocks of larger-sized companies it believes will increase in value over time using a growth investment strategy it developed. In implementing this strategy, American Century uses a bottom-up approach to stock selection. This means that American Century makes investment decisions based primarily on its analysis of individual companies, rather than on broad economic forecasts. Management of the Fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow.

Using its extensive computer database, as well as other primary analytical research tools, American Century tracks financial information for individual companies to identify and evaluate trends in earnings, revenues, and other business fundamentals. Under normal market conditions, the Fund’s portfolio will primarily consist of securities of companies demonstrating business improvement. Analytical indicators helping to identify signs of business improvement could include accelerating earnings or revenue growth rates, increasing cash flows, or other indications of the relative strength of a company’s business. These techniques help American Century buy or hold the stocks of companies it believes have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.

Although American Century intends to invest the Fund’s assets primarily in U.S. stocks, the Fund may invest up to 25% of its assets in securities of foreign companies. Most of the Fund’s foreign investments are in companies located and doing business in developed countries.

American Century does not attempt to time the market. Instead, under normal market conditions, it intends to keep the Fund essentially fully invested in stocks regardless of the movement of stock prices generally. When American Century believes it is prudent, the Fund may invest a portion of its assets in debt securities, options, preferred stock and equity equivalent securities, such as convertible securities, stock futures contracts or stock index futures contracts. Futures contracts, a type of derivative security, can help the Fund’s cash assets remain liquid while performing more like stocks.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk

•	Exchange Rate Risk

•	Securities Lending Risk

•	Derivatives Risk
•	Growth Stock Risk

•	Market Segment (LargeCap) Risk

•	Foreign Securities Risk

28 LARGE CAP US EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

American Century has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Class)

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	14.47%
Lowest return for a quarter during the period of the bar chart above:	Q1 ’01	-19.72%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Advisors Signature Class	17.35	12.01	-0.12
Advisors Select Class	17.51	12.12	0.00
Advisors Preferred Class	17.69	12.27	0.17
Select Class	17.82	12.50	0.36
Preferred Class	18.08	12.64	0.47
Russell 1000 Growth Index*	11.81	12.11	0.23
Morningstar Large Growth Category Average*	13.35	12.75	0.15

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.

*	Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Investors Fund	LARGECAP US EQUITY FUNDS 29
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.94%	0.94%	0.94%	0.94%	0.94%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.54	0.46	0.33	0.29	0.27

Total Annual Fund Operating Expenses(1)	1.83%	1.70%	1.52%	1.33%	1.21%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense information has been restated to reflect current fees. Effective October 31, 2007, the Fund’s management fees were decreased. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$186	$576	$990	$2,148
Advisors Select Class	173	536	923	2,009
Advisors Preferred Class	155	480	829	1,813
Select Class	135	421	729	1,601
Preferred Class	123	384	665	1,466

30 LARGE CAP US EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

Partners LargeCap Value Fund
(effective 06/13/2008, this Fund will be known as LargeCap Value Fund III)

Sub-Advisor(s):	AllianceBernstein L.P. (“AllianceBernstein”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

Main Strategies and Risks
The Fund invests primarily in undervalued equity securities of companies among the 750 largest by market capitalization that the Sub-Advisor, AllianceBernstein, believes offer above-average potential for growth in future earnings. Under normal market conditions, the Fund generally invests at least 80% of its assets in companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000®Value Index (as of December 31, 2007, this range was between approximately $0.5 billion and $527.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

AllianceBernstein employs an investment strategy, generally described as “value” investing. The firm seeks securities that exhibit low financial ratios, can be acquired for less than what AllianceBernstein believes is the issuer’s intrinsic value, or whose price appears attractive relative to the value of the dividends expected to be paid by the issuer in the future.

Value oriented investing entails a strong “sell discipline” in that it generally requires the sale of securities that have reached their intrinsic value or a target financial ratio. Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to AllianceBernstein to have strong potential for capital appreciation or securities of “special situation” companies. A special situation company is one that AllianceBernstein believes has potential for significant future earnings growth but has not performed well in the recent past. These situations include companies with management changes, corporate or asset restructuring or significantly undervalued assets. For AllianceBernstein, identifying special situation companies and establishing an issuer’s intrinsic value involves fundamental research about such companies and issuers.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Underlying Fund Risk
•	Exchange Rate Risk
•	Derivatives Risk
•	Value Stock Risk
•	Securities Lending Risk
•	Market Segment (LargeCap) Risk
•	Foreign Securities Risk

Principal Investors Fund	LARGECAP US EQUITY FUNDS 31
www.principal.com

Bernstein has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Class Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	15.40%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-18.62%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Advisors Signature Class	-4.56	11.28	6.90
Advisors Select Class	-4.40	11.45	7.11
Advisors Preferred Class	-4.20	11.66	7.64
Select Class	-4.05	11.87	7.49
Preferred Class	-3.99	11.99	7.63
Russell 1000 Value Index*	-0.17	14.63	6.74
Morningstar Large Value Category Average*	1.42	13.16	5.13

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.

*	Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.76%	0.76%	0.76%	0.76%	0.76%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.53	0.45	0.32	0.28	0.26

Total Annual Fund Operating Expenses	1.64%	1.51%	1.33%	1.14%	1.02%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

32 LARGE CAP US EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$167	$517	$892	$1,944
Advisors Select Class	154	477	824	1,802
Advisors Preferred Class	135	421	729	1,601
Select Class	116	362	628	1,386
Preferred Class	104	325	563	1,248

Principal Investors Fund	LARGECAP US EQUITY FUNDS 33
www.principal.com

Partners LargeCap Value Fund I
(effective 06/13/2008, this Fund will be known as LargeCap Value Fund I)

Sub-Advisor(s):	UBS Global Asset Management (Americas) Inc. (“UBS Global AM”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but prefer investing in companies that appear to be considered undervalued relative to similar companies.

Main Strategies and Risks
The Fund invests primarily in common stocks and other equity securities of large capitalization companies. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index (as of December 31, 2007 this range was between approximately $0.5 billion and $527.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

In selecting securities, UBS Global AM focuses on, among other things, identifying discrepancies between a security’s fundamental value and its market price. In this context, the fundamental value of a given security is the assessment of UBS Global AM of what a security is worth. UBS Global AM seeks to select securities with fundamental values that it estimates to be greater than its market value at any given time. For each stock under analysis, UBS Global AM bases its estimates of fundamental value upon economic, industry and company analysis, as well as upon a company’s management team, competitive advantage and core competencies. UBS Global AM then compares its assessment of a security’s value against the prevailing market prices with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics. UBS Global AM derives investment value and organizes collective investment insights with an emphasis on primary research and company visits.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Exchange Rate Risk
•	Derivatives Risk
•	Underlying Fund Risk
•	Foreign Securities Risk
•	Market Segment (LargeCap) Risk
•	Securities Lending Risk
•	Value Stock Risk
•	Equity Securities Risk

UBS Global AM has been the Fund’s Sub-Advisor since June 1, 2004.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Shares)

Highest return for a quarter during the period of the bar chart above:	Q4 ’06	7.44%
Lowest return for a quarter during the period of the bar chart above:	Q4 ’07	-5.07%

34 LARGE CAP US EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Life of Fund
Advisors Signature Class	-0.39	10.42
Advisors Select Class	-0.27	10.52
Advisors Preferred Class	-0.09	10.73
Select Class	0.16	10.96
Preferred Class	0.21	11.09
Russell 1000 Value Index*	-0.17	11.96
Morningstar Large Value Category Average*	1.42	10.16

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on June 1, 2004. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.

*	Lifetime results are measured from the date the Institutional Class shares were first sold (June 1, 2004).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.79%	0.79%	0.79%	0.79%	0.79%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.54	0.46	0.33	0.29	0.27

Total Annual Fund Operating Expenses(1)	1.68%	1.55%	1.37%	1.18%	1.06%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$171	$530	$913	$1,987
Advisors Select Class	158	490	845	1,845
Advisors Preferred Class	139	434	750	1,646
Select Class	120	375	649	1,432
Preferred Class	108	337	585	1,294

Principal Investors Fund	LARGECAP US EQUITY FUNDS 35
www.principal.com

Partners LargeCap Value Fund II
(effective 06/13/2008, this Fund will be known as LargeCap Value Fund II)

Sub-Advisor(s):	American Century Investment Management, Inc. (“American Century”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but prefer investing in companies that appear to be considered undervalued relative to similar companies.

Main Strategies
The Fund invests primarily in common stocks and other equity securities of large capitalization companies. Equity securities include common stock, preferred stock, and equity-equivalent securities, such as securities convertible into common stock, stock futures contracts or stock index futures contracts. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies with market capitalizations similar to companies in the Russell 1000® Value Index (as of December 31, 2007, this range was between approximately $0.5 billion and $527.8 billion) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

The Sub-Advisor, American Century, uses a value investment strategy that looks for companies that are temporarily out of favor in the market. American Century attempts to purchase the stocks of these undervalued companies and hold each stock until it has returned to favor in the market and their price has increased to, or is higher than, a level American Century believes more accurately reflects the fair value of the company. American Century may sell stocks from the Fund’s portfolio if it believes a stock no longer meets its valuation criteria. American Century does not attempt to time the market.

Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, American Century looks for companies with earnings, cash flows and/or assets that may not be reflected accurately in the companies’ stock prices or may be outside the companies’ historical ranges. American Century also may consider whether the companies’ securities have a favorable income-paying history and whether income payments are expected to continue or increase. Futures contracts, a type of derivative security, can help the Fund’s cash assets remain liquid while performing more like stocks. American Century has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments.

When American Century believes it is prudent, the Fund may invest a portion of its assets in foreign securities, debt securities of companies, debt obligations of governments and their agencies, and other similar securities.

In the event of exceptional market or economic conditions, the Fund may as a temporary defensive measure, invest all or a substantial portion of its assets in cash, cash-equivalent securities, or short-term debt securities. To the extent the Fund assumes a defensive position, it will not be pursuing its objective of capital growth.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Derivatives Risk
•	U.S. Government Sponsored Securities Risk
•	Active Trading Risk
•	Foreign Securities Risk
•	Value Stock Risk
•	Securities Lending Risk
•	Exchange Rate Risk
•	Market Segment (LargeCap) Risk
•	U.S. Government Securities Risk

36 LARGE CAP US EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

American Century has been the Fund’s Sub-Advisor since December 29, 2004.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Class Shares)

Highest return for a quarter during the period of the bar chart above:	Q4 ’06	7.25%
Lowest return for a quarter during the period of the bar chart above:	Q4 ’07	-6.41%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Life of Fund
Advisors Signature Class	-2.27	6.25
Advisors Select Class	-2.15	6.39
Advisors Preferred Class	-1.90	6.63
Select Class	-1.64	6.83
Preferred Class	-1.62	6.98
Russell 1000 Value Index*	-0.17	9.32
Morningstar Large Value Category Average*	1.42	8.18

Index performance does not reflect deductions for fees, expenses or taxes.

*	Lifetime results are measured from the date these share classes were first sold (December 29, 2004).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.85%	0.85%	0.85%	0.85%	0.85%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.54	0.46	0.33	0.29	0.27

Total Annual Fund Operating Expenses(1)	1.74%	1.61%	1.43%	1.24%	1.12%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Principal Investors Fund	LARGECAP US EQUITY FUNDS 37
www.principal.com

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$177	$548	$944	$2,052
Advisors Select Class	164	508	876	1,911
Advisors Preferred Class	146	452	782	1,713
Select Class	126	393	681	1,500
Preferred Class	114	356	617	1,363

38 LARGE CAP US EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

SMALL/MIDCAP US EQUITY FUNDS

MidCap Blend Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.

Main Strategies and Risks
The Fund invests primarily in common stocks and other equity securities of medium capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap® Index (as of December 31, 2007, this range was between approximately $0.5 billion and $42.1 billion) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities.

In selecting securities for investment, PGI looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a “blend” of stocks with these characteristics. In managing the assets of the Fund, PGI does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.

PGI believes that superior stock selection is the key to consistent out-performance. PGI seeks to achieve superior stock selection by systematically evaluating company fundamentals and in-depth original research.

PGI focuses its stock selections on established companies that it believes have a sustainable competitive advantage. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

The Fund may purchase securities issued as part of, or a short period after, companies’ initial public offerings and may at times dispose of those shares shortly after their acquisition.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	MidCap Stock Risk
•	Derivatives Risk
•	Growth Stock Risk
•	Initial Public Offerings Risk
•	Securities Lending Risk
•	Market Segment (MidCap) Risk
•	Value Stock Risk
•	Active Trading Risk

Principal Investors Fund	SMALL/MIDCAP US EQUITY FUNDS 39
www.principal.com

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	14.00%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’01	-10.69%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years		Life of Fund
Advisors Signature Class	8.46	15.19		9.03
Advisors Select Class	8.61	15.35		9.17
Advisors Preferred Class	8.82	15.58		9.39
Select Class	9.00	16.00	(1)	9.72	(1)
Preferred Class	9.16	15.90		9.70
Russell Midcap Index*	5.60	18.21		8.98
Morningstar Mid-Cap Blend Category Average*	4.85	15.64		7.26

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.

*	Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).

(1)	During 2003, the Select Class experienced a significant redemption of shares. Because the remaining shareholders held relatively small positions, the total return shown in the table for Past 5 Years and Life of Fund are greater than they would have been without the redemption.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

40 SMALL/MIDCAP US EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.64%	0.64%	0.64%	0.64%	0.64%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.54	0.46	0.33	0.29	0.27

Total Annual Fund Operating Expenses(1)	1.53%	1.40%	1.22%	1.03%	0.91%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$156	$483	$834	$1,824
Advisors Select Class	143	443	766	1,680
Advisors Preferred Class	124	387	670	1,477
Select Class	105	328	569	1,259
Preferred Class	93	290	504	1,120

Principal Investors Fund	SMALL/MIDCAP US EQUITY FUNDS 41
www.principal.com

MidCap Growth Fund

Sub-Advisor(s):	Columbus Circle Investors (“CCI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks
The Fund invests primarily in common stocks of medium capitalization companies with strong earnings growth potential. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell Midcap Growth Index (as of December 31, 2007, this range was between approximately $0.6 billion and $42.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock.

The Sub-Advisor, CCI, uses a bottom-up approach (focusing on individual stock selection rather than forecasting stock market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on the premise that companies doing better than expected will have rising securities prices, while companies producing less than expected results will not. CCI refers to its discipline as positive momentum and positive surprise.

Through in-depth analysis of company fundamentals in the context of the prevailing economic environment, CCI’s team of investment professionals seeks to select companies that meet the criteria of positive momentum in a company’s progress and positive surprise in reported results.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Small Company Risk
•	Derivatives Risk
•	Growth Stock Risk
•	Initial Public Offerings Risk
•	Securities Lending Risk
•	Market Segment (MidCap) Risk
•	Active Trading Risk
•	MidCap Stock Risk

CCI became the Fund’s Sub-Advisor on January 5, 2005.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Shares)

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	35.32%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’01	-36.54%

42 SMALL/MIDCAP US EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

Average Annual Total Returns(%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Advisors Signature Class	28.76	16.17	-1.54
Advisors Select Class	28.86	16.25	-1.45
Advisors Preferred Class	29.11	16.51	-1.25
Select Class	29.39	16.68	-1.10
Preferred Class	29.60	16.83	-0.97
Russell Midcap Growth Index*	11.43	17.90	4.05
Morningstar Mid-Cap Growth Category Average*	15.09	16.33	2.88

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.

*	Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.65%	0.65%	0.65%	0.65%	0.65%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.59	0.51	0.38	0.34	0.32

Total Annual Fund Operating Expenses(1)	1.59%	1.46%	1.28%	1.09%	0.97%
*Other Expenses Includes:
Service Fee	0.17%	0.25%	0.25%	0.15%	0.15%
Administrative Service Fee	0.15	0.20	0.28	0.11	0.13

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$162	$502	$866	$1,889
Advisors Select Class	149	462	797	1,746
Advisors Preferred Class	130	406	702	1,545
Select Class	111	347	601	1,329
Preferred Class	99	309	536	1,190

Principal Investors Fund	SMALL/MIDCAP US EQUITY FUNDS 43
www.principal.com

MidCap S&P 400 Index Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive, rather than active, management style.

Main Strategies and Risks
Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor’s (“S&P”) MidCap 400 Index. The Sub-Advisor, PGI, attempts to mirror the investment performance of the Index by allocating the Fund’s assets in approximately the same weightings as the S&P MidCap 400. The S&P MidCap 400 is an unmanaged index of 400 common stocks of medium sized U.S. (and some Canadian) companies. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. As of December 31, 2007, the market capitalization range of the Index was between approximately $0.3 billion and $12.4 billion. Over the long-term, PGI seeks a very close correlation between performance of the Fund, before expenses, and that of the S&P MidCap 400. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Fund uses an indexing strategy and is not managed according to traditional methods of “active” investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Fund uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, PGI focuses on tracking the S&P MidCap 400. PGI may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.

The correlation between Fund and Index performance may be affected by the Fund’s expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Fund shares. The Fund may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.

Because of the difficulty and expense of executing relatively small stock trades, the Fund may not always be invested in the less heavily weighted S&P MidCap 400 stocks. At times, the Fund’s portfolio may be weighted differently from the S&P MidCap 400, particularly if the Fund has a small level of assets to invest. In addition, the Fund’s ability to match the performance of the S&P MidCap 400 is affected to some degree by the size and timing of cash flows into and out of the Fund. The Fund is managed to attempt to minimize such effects.

PGI reserves the right to omit or remove any of the S&P MidCap 400 stocks from the Fund if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Fund if extraordinary events or financial conditions lead PGI to believe that it should not be a part of the Fund’s assets.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	MidCap Stock Risk
•	Market Segment (MidCap) Risk
•	Derivatives Risk
•	Securities Lending Risk

NOTE:	“Standard & Poor’s MidCap 400” and “S&P MidCap 400” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed by Principal. The Fund is not sponsored, endorsed, sold or promoted by Standard and Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

44 SMALL/MIDCAP US EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Class)

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	17.52%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-16.80%

Average Annual Total Returns (%).

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Advisors Signature Class	6.99	14.96	7.90
Advisors Select Class	7.16	15.10	8.05
Advisors Preferred Class	7.33	15.33	8.24
Select Class	7.51	15.50	8.43
Preferred Class	7.68	15.66	8.57
S&P MidCap 400 Index*	7.98	16.20	8.76
Morningstar Mid-Cap Blend Category Average*	4.85	15.64	7.26

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.

*	Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Investors Fund	SMALL/MIDCAP US EQUITY FUNDS 45
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.15%	0.15%	0.15%	0.15%	0.15%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.55	0.47	0.34	0.30	0.28

Total Annual Fund Operating Expenses(1)	1.05%	0.92%	0.74%	0.55%	0.43%
*Other Expenses Includes:
Service Fee	0.17%	0.25%	0.25%	0.15%	0.15%
Administrative Service Fee	0.15	0.20	0.28	0.11	0.13

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$107	$334	$579	$1,283
Advisors Select Class	94	293	509	1,131
Advisors Preferred Class	76	237	411	918
Select Class	56	176	307	689
Preferred Class	44	138	241	542

46 SMALL/MIDCAP US EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

MidCap Value Fund
(effective 06/13/2008, this Fund will be known as MidCap Value Fund III)

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”) and Barrow, Hanley, Mewhinney & Strauss, Inc. (“BHMS”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.

Main Strategies and Risks
The Fund invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell Midcap Value Index (as of December 31, 2007, this range was between approximately $0.5 billion and $42.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities. The Fund may purchase securities issued as part of, or a short period after, companies’ initial public offerings and may at times dispose of those shares shortly after their acquisition.

The portion of Fund assets managed by PGI is invested in stocks that, in the opinion of PGI, are undervalued in the marketplace at the time of purchase. This value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields. The Fund’s investments are selected primarily on the basis of fundamental security analysis, focusing on the company’s financial stability, sales, earnings, dividend trends, return on equity and industry trends. The Fund often invests in stocks considered temporarily out of favor. Investors often over react to bad news and do not respond quickly to good news. This results in undervalued stocks of the type held by this Fund.

The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

The BHMS investment strategy emphasizes low P/E ratios, low price to book ratios and high dividend yields, which should offer protection in a declining market environment. In a rising market environment, BHMS expects these securities to benefit from growth in profitability and earnings. The firm conducts its own market research and believes that individual stock selection is more important than sector weightings. BHMS normally does not time the market for short-term gains.

Principal determines the portion of the Fund’s assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisors’ firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

Principal Investors Fund	SMALL/MIDCAP US EQUITY FUNDS 47
www.principal.com

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Small Company Risk
•	Derivatives Risk
•	Value Stock Risk
•	Initial Public Offerings Risk
•	Securities Lending Risk
•	Market Segment (MidCap) Risk
•	Active Trading Risk
•	MidCap Stock Risk

PGI has been the Fund’s Sub-Advisor since December 6, 2000. BHMS was added as an additional Sub-Advisor on July 13, 2005.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Return (%) as of 12/31 each year (Advisors Select Class Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	14.85%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-12.77%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Advisors Signature Class	-1.06	13.38	9.08
Advisors Select Class	-0.95	13.53	9.29
Advisors Preferred Class	-0.72	13.72	9.42
Select Class	-0.55	13.92	9.48
Preferred Class	-0.44	14.05	9.67
Russell Midcap Value Index*	-1.42	17.92	11.24
Morningstar Mid-Cap Value Category Average*	0.83	15.55	8.91

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.

*	Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

48 SMALL/MIDCAP US EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.65%	0.65%	0.65%	0.65%	0.65%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.55	0.47	0.34	0.30	0.28

Total Annual Fund Operating Expenses(1)	1.55%	1.42%	1.24%	1.05%	0.93%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$158	$490	$845	$1,845
Advisors Select Class	145	449	776	1,702
Advisors Preferred Class	126	393	681	1,500
Select Class	107	334	579	1,283
Preferred Class	95	296	515	1,143

Principal Investors Fund	SMALL/MIDCAP US EQUITY FUNDS 49
www.principal.com

Partners MidCap Growth Fund
(effective 06/13/2008, this Fund will be known as MidCap Growth Fund III)

Sub-Advisor(s):	Turner Investment Partners, Inc. (“Turner”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks
The Fund invests primarily in common stocks and other equity securities of U.S. companies with strong earnings growth potential. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell Midcap Growth Index (as of December 31, 2007 this range was between approximately $0.6 billion and $42.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may purchase securities issued as part of, or a short period after, companies’ initial public offerings and may at times dispose of those shares shortly after their acquisition.

The Fund invests in securities of companies that are diversified across economic sectors. It attempts to maintain sector concentrations that approximate those of its current benchmark, the Russell Midcap Growth Index. The Fund is not an index fund and does not limit its investment to the securities of issuers in the Russell Midcap Growth Index. The Fund may invest up to 25% of its assets in securities of foreign companies.

Turner selects stocks that it believes have strong earnings growth potential. Turner invests in companies with strong earnings dynamics, and sells those with deteriorating earnings prospects. Turner believes forecasts for market timing and sector rotation are unreliable and introduce an unacceptable level of risk. As a result, under normal market conditions the Fund is fully invested.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Small Company Risk
•	Derivatives Risk
•	Growth Stock Risk
•	Initial Public Offerings Risk
•	Underlying Fund Risk
•	Market Segment (MidCap) Risk
•	Active Trading Risk
•	MidCap Stock Risk
•	Securities Lending Risk

50 SMALL/MIDCAP US EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

Turner has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Shares)

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	24.92%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’01	-31.51%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Advisors Signature Class	23.39	18.87	1.54
Advisors Select Class	23.59	19.06	1.48
Advisors Preferred Class	23.78	19.26	1.87
Select Class	24.06	19.47	1.86
Preferred Class	24.31	19.73	2.05
Russell Midcap Growth Index*	11.43	17.90	4.05
Morningstar Mid-Cap Growth Category Average*	15.09	16.33	2.88

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.

*	Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Investors Fund	SMALL/MIDCAP US EQUITY FUNDS 51
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.99%	0.99%	0.99%	0.99%	0.99%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.54	0.46	0.33	0.29	0.27

Total Annual Fund Operating Expenses(1)	1.88%	1.75%	1.57%	1.38%	1.26%
*Other Expenses Include:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense information has been restated to reflect current fees. Effective October 31, 2007, the Fund’s manager fees were decreased. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$191	$591	$1,016	$2,201
Advisors Select Class	178	551	949	2,062
Advisors Preferred Class	160	496	855	1,867
Select Class	140	437	755	1,657
Preferred Class	128	400	692	1,523

52 SMALL/MIDCAP US EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

Partners MidCap Growth Fund I
(effective 06/13/2008, this Fund will be known as MidCap Growth Fund I)

Sub-Advisor(s):	Mellon Capital Management Corporation (“Mellon Capital”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth and willing to accept the potential for short-term fluctuations in the value of their investments.

Main Strategies and Risks
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap® Growth Index (as of December 31, 2007, this range was between approximately $0.6 billion and $42.1 billion)) at the time of purchase. In the view of the Mellon Capital, many medium-sized companies:

•	are in fast growing industries,
•	offer superior earnings growth potential, and
•	are characterized by strong balance sheets and high returns on equity.
The Fund may also hold investments in large and small capitalization companies, including emerging and cyclical growth companies. The Fund may invest up to 25% of its net assets in securities of foreign companies, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Mellon Capital uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. The securities held are generally characterized by strong earnings momentum measures and higher expected earnings per share growth.

The valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings “buy,” “sell,” or “hold.” The decision to buy, sell or hold is made by Mellon Capital based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security. In addition, Mellon Capital manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry.

The Fund may purchase securities issued as part of, or a short period after, companies’ initial public offerings and may at times dispose of those shares shortly after their acquisition.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Derivatives Risk
•	Growth Stock Risk
•	MidCap Stock Risk
•	Securities Lending Risk
•	Market Segment (MidCap) Risk
•	Initial Public Offerings Risk
•	Emerging Market Risk

Principal Investors Fund	SMALL/MIDCAP US EQUITY FUNDS 53
www.principal.com

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Class Shares)

The share class shown in the bar chart above has been changed to Advisors Select Class shares to facilitate comparison of funds in this prospectus.

Highest return for a quarter during the period of the bar chart above:	Q4 ’04	12.63%
Lowest return for a quarter during the period of the bar chart above:	Q2 ’06	-4.34%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Life of Fund
Advisors Signature Class	9.90	10.46
Advisors Select Class	10.00	10.59
Advisors Preferred Class	10.21	10.81
Select Class	10.59	11.05
Preferred Class	10.54	11.17
Russell Midcap Growth Index*	11.43	12.43
Morningstar Mid-Cap Growth Category Average*	15.09	11.62

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on June 1, 2004. For periods prior to the date on which these classes began operations, their returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of these classes. The adjustments result in performance (for the periods prior to the date these classes began operations) that is no higher than the historical performance of the Institutional Class shares.

*	Lifetime results are measured from the date the Institutional Class shares were first sold (December 29, 2003).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

54 SMALL/MIDCAP US EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	1.00%	1.00%	1.00%	1.00%	1.00%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.54	0.46	0.33	0.29	0.27

Total Annual Fund Operating Expenses(1)	1.89%	1.76%	1.58%	1.39%	1.27%
*Other Expenses:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$192	$594	$1,021	$2,212
Advisors Select Class	179	554	954	2,073
Advisors Preferred Class	161	499	860	1,878
Select Class	142	440	761	1,669
Preferred Class	129	403	697	1,534

Principal Investors Fund	SMALL/MIDCAP US EQUITY FUNDS 55
www.principal.com

Partners MidCap Growth Fund II
(effective 06/13/2008, this Fund will be known as MidCap Growth Fund II)

Sub-Advisor(s):	Jacobs Levy Equity Management, Inc. (“Jacobs Levy”) and MacKay Shields LLC (“MacKay Shields”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks
The Fund normally invests at least 80% of the Fund’s assets in securities of companies with medium market capitalizations (those with market capitalizations similar to the market capitalizations of companies in the Russell Midcap Growth Index). A company’s market capitalization is based on its current market capitalization or its market capitalization at the time of the Fund’s investment. Companies whose capitalization no longer meets this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 80% policy. The size of the companies in the Index changes with market conditions and the composition of the Index (as of December 31, 2007, this range was between approximately $0.6 billion and $42.1 billion for the Russell Midcap Growth Index).

Jacobs Levy selects stocks using a growth oriented investment approach based on proprietary research that attempts to detect and take advantage of market inefficiencies. Its approach combines human insight and intuition, finance and behavioral theory, and quantitative and statistical methods in a proprietary process it refers to as “disentangling.” The disentangling process evaluates various market inefficiencies simultaneously, isolating each potential source of return. Jacobs Levy believes that disentangling provides more reliable predictions of future stock price behavior than simple single-factor analyses. Security valuation entails sophisticated modeling of large numbers of stocks and proprietary factors based on reasonable, intuitive relationships. The firm examines a wide range of data, including balance sheets and income statements, analyst forecasts, corporate management signals, economic releases, and security prices.

MacKay Shields invests in growth stocks by utilizing a bottom-up approach that combines time-tested fundamental multi-factor screens with hands-on fundamental research. MacKay Shields looks to capitalize on evolving growth trends while adhering to risk controls. As a result of its process, MacKay Shields seeks to invest primarily in companies with a history of increasing earnings and sales at a rate that is generally higher than that of average companies. MacKay Shields process leads to a diversified portfolio. The Fund may engage in the lending of portfolio securities and may invest in securities of foreign issuers. The Fund may also use various techniques, such as buying and selling exchange traded funds, to increase or decrease exposure to changing security prices or other factors that affect security value.

MacKay Shields maintains a flexible approach toward investing in various types of companies as well as multiple types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets. MacKay Shields may invest in any securities that, in its judgment, are ready for a rise in price, or are expected to undergo an acceleration in growth of earnings. The latter could occur because of special factors, such as new management, new products, changes in consumer demand, and changes in the economy.

MacKay Shields may sell a stock if the stock’s earnings growth rate decelerates, if its valuation is deemed too high in relation to its growth rate or to its peer group or if, in general, MacKay Shields does not believe that the security will help the Fund meet its investment objective.

Principal determines the portion of the Fund’s assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash

56 SMALL/MIDCAP US EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisors’ firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Growth Stock Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Derivatives Risk
•	Active Trading Risk
•	Mid Cap Stock Risk
•	Small Company Risk
•	Market Segment (Mid Cap) Risk
•	Initial Public Offerings Risk
•	Securities Lending Risk

Jacobs Levy has been the Fund’s Sub-Advisor since January 2, 2008. MacKay Shields has been the Sub-Advisors since January 2, 2008.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Class Shares)

Highest return for a quarter during the period of the bar chart above:	Q1 ’06	10.64%
Lowest return for a quarter during the period of the bar chart above:	Q2 ’06	-6.73%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Life of Fund
Advisors Signature Class	0.91	6.97
Advisors Select Class	1.09	7.13
Advisors Preferred Class	1.27	7.31
Select Class	1.54	7.49
Preferred Class	1.62	7.63
Russell Midcap Growth Index*	11.43	11.39
Morningstar Mid-Cap Growth Category Average*	15.09	11.18

Index performance does not reflect deductions for fees, expenses or taxes.

The classes began operations December 29, 2004.

*	Lifetime results are measured from the date these share classes were first sold (December 29, 2004).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Investors Fund	SMALL/MIDCAP US EQUITY FUNDS 57
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	1.00%	1.00%	1.00%	1.00%	1.00%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.54	0.46	0.33	0.29	0.27

Total Annual Fund Operating Expenses(1)	1.89%	1.76%	1.58%	1.39%	1.27%
* Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$192	$594	$1,021	$2,212
Advisors Select Class	179	554	954	2,073
Advisors Preferred Class	161	499	860	1,878
Select Class	142	440	761	1,669
Preferred Class	129	403	697	1,534

58 SMALL/MIDCAP US EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

Partners MidCap Value Fund
(effective 06/13/2008, this Fund will be known as MidCap Value Fund II)

Sub-Advisor(s):	Neuberger Berman Management, Inc. (“Neuberger Berman”) and Jacobs Levy Equity Management, Inc. (“Jacobs Levy”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.

Main Strategies and Risks
The Fund invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with a medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap® Value Index (as of December 31, 2007, this range was between approximately $0.5 billion and $42.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. Companies may range from the well-established and well-known to the new and unseasoned. The Fund may invest up to 25% of its assets in securities of foreign companies.

Each of the Sub-Advisors selects stocks using a value oriented investment approach.

Neuberger Berman identifies value stocks in several ways. Factors it considers in identifying value stocks may include:

•	strong fundamentals, such as a company’s financial, operational, and competitive positions;

•	consistent cash flow; and

•	a sound earnings record through all phases of the market cycle.

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value. This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive.

Jacobs Levy selects stocks by using proprietary research that attempts to detect and take advantage of market inefficiencies. Its approach combines human insight and intuition, finance and behavioral theory, and quantitative and statistical methods in a proprietary process it refers to as “disentangling.” The disentangling process evaluates various market inefficiencies simultaneously, isolating each potential source of return. Jacobs Levy believes that disentangling provides more reliable predictions of future stock price behavior than simple single-factor analyses. Security valuation entails sophisticated modeling of large numbers of stocks and proprietary factors based on reasonable, intuitive relationships. The firm examines a wide range of data, including balance sheets and income statements, analyst forecasts, corporate management signals, economic releases, and security prices.

The Fund may purchase securities issued as part of, or a short period after, companies’ initial public offerings and may at times dispose of those shares shortly after their acquisition.

Principal determines the portion of the Fund’s assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisors’ firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

Principal Investors Fund	SMALL/MIDCAP US EQUITY FUNDS 59
www.principal.com

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Small Company Risk

•	MidCap Stock Risk

•	Securities Lending Risk
•	Market Segment (MidCap) Risk

•	Value Stock Risk

Neuberger Berman has been the Fund’s Sub-Advisor since December 6, 2000. Jacobs Levy was added additional Sub-Advisor on June 30, 2006.

Calendar Year Total Return (%) as of 12/31 each year (Advisors Select Class Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	14.40%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-14.54%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Advisors Signature Class	-2.65	14.56	8.88
Advisors Select Class	-2.60	14.68	9.02
Advisors Preferred Class	-2.38	14.89	9.41
Select Class	-2.23	15.10	9.42
Preferred Class	-2.04	15.25	9.56
Russell Midcap Value Index*	-1.42	17.92	11.24
Morningstar Mid-Cap Value Category Average*	0.83	15.55	8.91

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.

*	Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

60 SMALL/MIDCAP US EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Asset

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.99%	0.99%	0.99%	0.99%	0.99%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.54	0.46	0.33	0.29	0.27

Total Annual Fund Operating Expenses(1)	1.88%	1.75%	1.57%	1.38%	1.26%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$191	$591	$1,016	$2,201
Advisors Select Class	178	551	949	2,062
Advisors Preferred Class	160	496	855	1,867
Select Class	140	437	755	1,657
Preferred Class	128	400	692	1,523

Principal Investors Fund	SMALL/MIDCAP US EQUITY FUNDS 61
www.principal.com

Partners MidCap Value Fund I
(effective 06/13/2008, this Fund will be known as MidCap Value Fund I)

Sub-Advisor(s):	Goldman Sachs Asset Management, L.P. (“GSAM”) and Los Angeles Capital Management and Equity Research, Inc. (“LA Capital”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.

Main Strategies and Risks
Under normal market circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of equity investments in mid-cap issuers with a medium market capitalization (those with market capitalizations similar to companies in the Russell MidCap Value Index (as of December 31, 2007, the range was between approximately $0.5 billion and $42.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The Fund may invest up to 25% of its net assets in securities of foreign companies, including securities of issuers in emerging countries and securities quoted in foreign currencies.

GSAM selects stocks using a value oriented investment approach. GSAM evaluates securities using fundamental analysis and intends to purchase equity investments that are, in its view, underpriced relative to a combination of such company’s long-term earnings prospects, growth rate, free cash flow and/or dividend-paying ability. Consideration will be given to the business quality of the issuer. Factors positively affecting GSAM’s view of that quality include the competitiveness and degree of regulation in the markets in which the company operates, the existence of a management team with a record of success, the position of the company in the markets in which it operates, the level of the company’s financial leverage and the sustainable return on capital invested in the business. The Fund may also purchase securities of companies that have experienced difficulties and that, in the opinion of GSAM, are available at attractive prices.

LA Capital employs a quantitative approach for selecting securities it believes are favored in the current market environment. The firm’s proprietary Dynamic Alpha Model seeks to identify investor preferences for specific risk characteristics by analyzing valuation, income statement, balance sheet, industry and market-based factors. Expected returns are calculated for a universe of medium capitalization securities based on a security’s exposure and the Model’s expected return for each factor.

The portion of the Fund’s assets managed by LA Capital are diversified across industries, common risk factors and companies. Through an optimization process, LA Capital seeks to control portfolio risks and implementation costs while striving to generate consistent results versus the Russell MidCap Value Index. Portfolio returns and risks are monitored daily by the investment team. Each month, the firm’s Portfolio Review Committee formally reviews the portfolio for compliance with investment objectives and guidelines.

Principal determines the portion of the Fund’s assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisors’ firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among Sub-Advisors will generally occur as a Sub- Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Emerging Markets Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Small Company Risk
•	Derivatives Risk
•	Value Stock Risk
•	MidCap Stock Risk
•	Equity Securities Risk
•	Securities Lending Risk
•	Market Segment (MidCap) Risk
•	Initial Public Offerings Risk
•	Sector Risk
•	Underlying Fund Risk

62 SMALL/MIDCAP US EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

GSAM has been the Fund’s Sub-Advisor since December 29, 2003. LA Capital was added as an additional Sub-Advisor on October 3, 2005. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Class Shares)

The share class shown in the bar chart above has been changed to Advisors Select Class shares to facilitate comparison of funds in this prospectus.

Highest return for a quarter during the period of the bar chart above:	Q4 ’04	12.69%
Lowest return for a quarter during the period of the bar chart above:	Q4 ’07	-3.46%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Life of Fund
Advisors Signature Class	1.56	12.78
Advisors Select Class	1.69	12.94
Advisors Preferred Class	1.91	13.13
Select Class	2.08	13.31
Preferred Class	2.18	13.48
Russell Midcap Value Index*	-1.42	13.36
Morningstar Mid-Cap Value Category Average*	0.83	10.64

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on June 1, 2004. For periods prior to the date on which these classes began operations, their returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of these classes. The adjustments result in performance (for the periods prior to the date these classes began operations) that is no higher than the historical performance of the Institutional Class shares.

*	Lifetime results are measured from the date the Institutional Class shares were first sold (December 29, 2003).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Investors Fund	SMALL/MIDCAP US EQUITY FUNDS 63
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.99%	0.99%	0.99%	0.99%	0.99%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.54	0.46	0.33	0.29	0.27

Total Annual Fund Operating Expenses(1)	1.88%	1.75%	1.57%	1.38%	1.26%
* Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense Information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of Investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$191	$591	$1,016	$2,201
Advisors Select Class	178	551	949	2,062
Advisors Preferred Class	160	496	855	1,867
Select Class	140	437	755	1,657
Preferred Class	128	400	692	1,523

64 SMALL/MIDCAP US EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

Partners SmallCap Blend Fund
(effective 06/13/2008, this Fund will be known as SmallCap Blend Fund I)

Sub-Advisor(s):	Mellon Capital Management Corporation (“Mellon Capital”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

Main Strategies and Risks
The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Standard and Poor’s SmallCap 600 Index (as of December 31, 2007, this range was between approximately $0.06 billion and $4.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

In selecting investments for the Fund, the Sub-Advisor, Mellon Capital, uses a disciplined investment process that combines fundamental analysis and risk management with a multi-factor model that searches for undervalued stocks. A common definition of an undervalued stock is one selling at a low price relative to its profits and prospective earnings growth. The stock evaluation process uses several different characteristics, including changes in earnings estimates and change in price-to-earnings ratios, in an attempt to identify value among individual stocks.

Rather than using broad economic or market trends, stocks are selected on a company by company basis. To ensure ample diversification, the portfolio’s assets are allocated among industries and economic sectors in similar proportions to those of the Index. The portfolio is generally kept broadly diversified in an attempt to capture opportunities that may be realized quickly during periods of above-average market volatility. By maintaining such a diversified stance, stock selection drives the Fund’s performance.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Growth Stock Risk
•	Foreign Securities Risk
•	Market Segment (SmallCap and MidCap) Risk
•	Active Trading Risk
•	Value Stock Risk
•	Exchange Rate Risk
•	Securities Lending Risk
•	MidCap Stock Risk
•	Initial Public Offerings Risk
•	Small Company Risk

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	21.83%
Lowest return for a quarter during the period of the bar chart above:	Q4 ’07	-6.40%

Principal Investors Fund	SMALL/MIDCAP US EQUITY FUNDS 65
www.principal.com

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Advisors Signature Class	-2.72	13.43	13.44
Advisors Select Class	-2.62	13.57	13.59
Advisors Preferred Class	-2.46	13.79	13.80
Select Class	-2.24	14.01	14.02
Preferred Class	-2.11	14.14	14.15
S&P SmallCap 600 Index*	-0.30	16.04	16.04
Morningstar Small Blend Category Average*	-1.10	15.72	15.61

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 30, 2002. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.

*	Lifetime results are measured from the date the Institutional Class shares were first sold (December 30, 2002).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	1.00%	1.00%	1.00%	1.00%	1.00%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.54	0.46	0.33	0.29	0.27

Total Annual Fund Operating Expenses(1)	1.89%	1.76%	1.58%	1.39%	1.27%
* Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on the assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$192	$594	$1,021	$2,212
Advisors Select Class	179	554	954	2,073
Advisors Preferred Class	161	499	860	1,878
Select Class	142	440	761	1,669
Preferred Class	129	403	697	1,534

66 SMALL/MIDCAP US EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

Partners SmallCap Growth Fund I
(effective 06/13/2008, this Fund will be known as SmallCap Growth Fund I)

Sub-Advisor(s):	AllianceBernstein L.P. (“AllianceBernstein”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks
Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of: 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index (as of December 31, 2007, the range was between approximately $0.05 billion and $8.4 billion)) at the time of purchase. The Fund seeks to reduce risk by diversifying among many companies and industries. In addition, the Fund may invest up to 25% of its assets in securities of foreign companies. The Fund may purchase securities issued as part of, or a short period after, companies’ initial public offerings and may at times dispose of those shares shortly after their acquisition.

The Sub-Advisor, AllianceBernstein, employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, it looks for fast-growing companies with above average sales growth and competitive returns on equity relative to their peers. In doing so, AllianceBernstein analyzes such factors as:

•	Earnings growth potential relative to competitors
•	Market share and competitive leadership of the company’s products
•	Quality of management
•	Financial condition (such as debt to equity ratio)
•	Valuation in comparison to a stock’s own historical norms and the stocks of other small-cap companies

AllianceBernstein follows a disciplined selling strategy and may sell a stock when it fails to perform as expected or when other opportunities appear more attractive.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Market Segment (MidCap and SmallCap) Risk
•	Derivatives Risk
•	Growth Stock Risk
•	Small Company Risk
•	Securities Lending Risk
•	Initial Public Offerings Risk
•	MidCap Stock Risk
•	Underlying Fund Risk

Principal Investors Fund	SMALL/MIDCAP US EQUITY FUNDS 67
www.principal.com

Alliance became Sub-Advisor to the Fund on March 29, 2003.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Class Shares)

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	26.89%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’01	-26.61%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Advisors Signature Class	12.98	16.52	1.66
Advisors Select Class	13.09	16.66	1.82
Advisors Preferred Class	13.37	16.89	2.02
Select Class	13.53	17.10	2.20
Preferred Class	13.69	17.20	2.38
Russell 2000 Growth Index*	7.05	16.50	4.47
Morningstar Small Growth Category Average*	7.59	15.63	4.26

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.

*	Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

68 SMALL/MIDCAP US EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	1.10%	1.10%	1.10%	1.10%	1.10%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.55	0.47	0.34	0.30	0.28

Total Annual Fund Operating Expenses(1)	2.00%	1.87%	1.69%	1.50%	1.38%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$203	$627	$1,078	$2,327
Advisors Select Class	190	588	1,011	2,190
Advisors Preferred Class	172	533	918	1,998
Select Class	153	474	818	1,791
Preferred Class	140	437	755	1,657

Principal Investors Fund	SMALL/MIDCAP US EQUITY FUNDS 69
www.principal.com

Partners SmallCap Growth Fund II
(effective 06/13/2008, this Fund will be known as SmallCap Growth Fund II)

Sub-Advisor(s):	UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), Emerald Advisors, Inc. (“Emerald”), and Essex Investment Management Company, LLC (“Essex”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks
The Fund pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index (as of December 31, 2007, this range was between approximately $0.05 billion and $8.4 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies. The Fund may purchase securities issued as part of, or a short period after, companies’ initial public offerings and may at times dispose of those shares shortly after their acquisition.

UBS Global AM seeks to invest in companies that possess dominant market positions or franchises, a major technical edge, or a unique competitive advantage. To this end, UBS Global AM considers earnings revision trends, positive stock price momentum, and sales acceleration when selecting securities. The Fund may also invest in securities of emerging growth companies which are companies that UBS Global AM expects to experience above average earnings or cash flow growth or meaningful changes in underlying asset values. Investments in equity securities may include common stock and preferred stock.

UBS Global AM may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

Utilizing fundamental analysis, Emerald seeks to invest in the common stock of companies with distinct competitive advantages, strong management teams, leadership positions, high revenue and earnings growth rates versus peers, differentiated growth drivers and limited sell-side research.

Essex selects stocks of companies that are exhibiting improving business fundamentals and that Essex believes are undervalued relative to each company’s future growth potential. Ordinarily, the Fund will invest in companies from all sectors of the market based on Essex’s fundamental research and analysis of various characteristics, including financial statements, sales and expense trends, earnings estimates, market position of the company and industry outlook. Essex uses earnings models to value a company against its own history, the industry and the market to identify securities that are undervalued relative to their future growth potential. Ordinarily, the Fund will sell a stock if the business fundamentals demonstrate a significant deterioration, or if the valuation is no longer attractive relative to Essex’s long-term growth expectations.

Principal determines the portion of the Fund’s assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisors’ firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

70 SMALL/MIDCAP US EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Derivatives Risk
•	Growth Stock Risk
•	Small Company Risk
•	Market Segment (SmallCap) Risk
•	Initial Public Offerings Risk
•	MidCap Stock Risk
•	Securities Lending Risk

UBS Global AM became the Fund’s Sub-Advisor on April 22, 2002. Emerald was added as an additional Sub-Advisor on September 1, 2004. Essex was added as an additional Sub-Advisor on June 30, 2006.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Class Shares)

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	29.65%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’01	-31.33%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Advisors Signature Class	4.80	13.78	-0.20
Advisors Select Class	4.98	13.90	-0.15
Advisors Preferred Class	5.22	14.18	0.15
Select Class	5.28	14.33	0.28
Preferred Class	5.57	14.47	0.44
Russell 2000 Growth Index*	7.05	16.50	4.47
Morningstar Small Growth Category Average*	7.59	15.63	4.26

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.

*	Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Investors Fund	SMALL/MIDCAP US EQUITY FUNDS 71
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.99%	0.99%	0.99%	0.99%	0.99%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.54	0.46	0.33	0.29	0.27

Total Annual Fund Operating Expenses(1)	1.88%	1.75%	1.57%	1.38%	1.26%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$191	$591	$1,016	$2,201
Advisors Select Class	178	551	949	2,062
Advisors Preferred Class	160	496	855	1,867
Select Class	140	437	755	1,657
Preferred Class	128	400	692	1,523

72 SMALL/MIDCAP US EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

Partners SmallCap Growth Fund III
(effective 06/13/2008, this Fund will be known as SmallCap Growth Fund III)

Sub-Advisor(s):	Mazama Capital Management, Inc. (“Mazama”) and Columbus Circle Investors (“CCI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks
The Fund pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of companies with small market capitalizations (those with market capitalizations similar to the companies in the Russell 2500 Growth Index (as of December 31, 2007, the range was between approximately $0.05 billion and $20.6 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

Mazama manages its allocated portion of the Fund’s portfolio using a bottom-up approach to security selection. The firm utilizes a proprietary model as the framework for security selection and portfolio construction decisions. Mazama’s security selection process begins by screening a universe of over 1,500 companies within the market capitalization range of the securities in the Russell 2500 Growth Index for desirable financial characteristics. Mazama employs a proprietary price/performance model to identify a group of 300 to 400 companies that, in its judgment, may represent attractive investment opportunities. The model takes into account both quantitative and qualitative factors in order to identify companies that meet certain criteria. These factors include: (i) the quality of management and key personnel; (ii) the company’s ability to meet or exceed earnings estimates; (iii) estimated return on equity divided by a company’s forward price-to-earnings ratio; and (iv) estimated earnings growth divided by a company’s forward price-to-earnings ratio. Companies passing the initial screening are further analyzed by Mazama using rigorous fundamental analysis.

Mazama’s determination to sell a security from the Fund’s portfolio is based on either a deterioration in the company’s fundamentals or by a reduction in ranking due to price appreciation which is then reflected in a lower Price/ Performance Model score.

The Sub-Advisor, CCI, uses a bottom-up approach (focusing on individual stock selection rather than forecasting stock market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on the premise that companies doing better than expected will have rising securities prices, while companies producing less than expected results will not. CCI refers to its discipline as positive momentum and positive surprise.

Through in-depth analysis of company fundamentals in the context of the prevailing economic environment, CCI’s team of investment professionals selects companies that meet the criteria of positive momentum in a company’s progress and positive surprise in reported results.

Principal determines the portion of the Fund’s assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisors’ firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

Principal Investors Fund	SMALL/MIDCAP US EQUITY FUNDS 73
www.principal.com

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Growth Stock Risk
•	Foreign Securities Risk
•	Market Segment (SmallCap and MidCap) Risk
•	MidCap Stock Risk
•	Small Company Risk
•	Underlying Fund Risk
•	Exchange Rate Risk
•	Initial Public Offerings Risk
•	Securities Lending Risk

Mazama has been the Fund’s Sub-Advisor since June 1, 2004. CCI was added as an additional Sub-Advisor on December 15, 2006.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Shares)

Highest return for a quarter during the period of the bar chart above:	Q1 ’06	11.62%
Lowest return for a quarter during the period of the bar chart above:	Q2 ’06	-11.27%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Life of Fund
Advisors Signature Class	4.32	9.31
Advisors Select Class	4.49	9.50
Advisors Preferred Class	4.64	9.66
Select Class	4.88	9.87
Preferred Class	5.03	10.01
Russell 2500 Growth Index*	9.69	11.56
Morningstar Small Growth Category Average*	7.59	9.92

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on June 1, 2004. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance that is no higher than the historical performance of the Institutional Class shares.

*	Lifetime results are measured from the date the Institutional Class shares were first sold (June 1, 2004).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

74 SMALL/MIDCAP US EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	1.10%	1.10%	1.10%	1.10%	1.10%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.54	0.46	0.33	0.29	0.27

Total Annual Fund Operating Expenses(1)	1.99%	1.86%	1.68%	1.49%	1.37%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$202	$624	$1,073	$2,317
Advisors Select Class	189	585	1,006	2,180
Advisors Preferred Class	171	530	913	1,987
Select Class	152	471	813	1,779
Preferred Class	139	434	750	1,646

Principal Investors Fund	SMALL/MIDCAP US EQUITY FUNDS 75
www.principal.com

Partners SmallCap Value Fund
(effective 06/13/2008, this Fund will be known as SmallCap Value Fund III)

Sub-Advisor(s):	Ark Asset Management Co., Inc. (“Ark Asset”) and Los Angeles Capital Management and Equity Research, Inc. (“LA Capital”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

Main Strategies and Risks
The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Value Index (as of December 31, 2007, this range was between approximately $0.03 billion and $6.1 billion) or up to $2 billion, whichever is greater,) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign corporations. The Fund may purchase securities issued as part of, or a short period after, companies’ initial public offerings and may at times dispose of those shares shortly after their acquisition.

Ark Asset combines a systematic quantitative approach with traditional fundamental analysis to identify attractive small cap value companies. The Firm uses proprietary computer models that incorporate data from several sources to identify those companies whose securities that provide favorable investment opportunities. These models include traditional measures of value as well as earning expectations and are combined with a fundamental overlay to determine the relative attractiveness of each security in the research universe. Stocks with the highest overall ranking are considered for inclusion in the Fund’s portfolio and undergo a thorough fundamental analysis. Ark Asset considers selling a stock in the Fund’s portfolio if a) its quantitative ranking has fallen to the bottom 40% of the research universe and/or it becomes less attractive because of deteriorating current fundamentals or declining earnings expectations; or b) analysis indicates the risk/reward opportunity of a new investment is more favorable. To minimize risk and increase diversification, Ark Asset generally allocates Fund assets among economic sectors to within five percentage points (on an absolute basis) of that economic sector’s percentage weighting in the Russell 2000 Index.

LA Capital employs a quantitative approach in selecting securities it believes are favored in the current market environment. The firm’s proprietary Dynamic Alpha Model seeks to identify investor preferences for specific risk characteristics by analyzing valuation, income statement, balance sheet, industry and market-based factors. Expected returns are calculated for a universe of small capitalization securities based on a security’s exposure, and the Model’s expected return for each factor.

The portion of the Fund’s assets managed by LA Capital are diversified across industries, common risk factors and companies. Through an optimization process, LA Capital seeks to control portfolio risks and implementation costs while striving to generate consistent results versus the Russell 2000 Value Index. Portfolio returns and risks are monitored daily by the investment team. Each month, the firm’s Portfolio Review Committee formally reviews the portfolio for compliance with investment objectives and guidelines.

Principal determines the portion of the Fund’s assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisors’ firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

76 SMALL/MIDCAP US EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	MidCap Stock Risk
•	Value Stock Risk
•	Small Company Risk
•	Securities Lending Risk
•	Market Segment (SmallCap) Risk
•	Initial Public Offerings Risk

Ark Asset has been Sub-Advisor to the Fund since March 1, 2001. LA Capital was added as an additional Sub-Advisor on September 1, 2004.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Class)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	19.20%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-21.03%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Advisors Signature Class	-8.15	12.11	9.05
Advisors Select Class	-8.09	12.25	9.18
Advisors Preferred Class	-7.83	12.47	9.40
Select Class	-7.73	12.65	9.58
Preferred Class	-7.64	12.82	9.74
Russell 2000 Value Index*	-9.78	15.80	11.07
Morningstar Small Value Category Average*	-6.08	14.58	10.62

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on March 1, 2001. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.

*	Lifetime results are measured from the date the Institutional shares were first sold (March 1, 2001).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Investors Fund	SMALL/MIDCAP US EQUITY FUNDS 77
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	1.00%	1.00%	1.00%	1.00%	1.00%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.55	0.47	0.34	0.30	0.28

Total Annual Fund Operating Expenses(1)	1.90%	1.77%	1.59%	1.40%	1.28%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$193	$597	$1,026	$2,222
Advisors Select Class	180	557	959	2,084
Advisors Preferred Class	162	502	866	1,889
Select Class	143	443	766	1,680
Preferred Class	130	406	702	1,545

78 SMALL/MIDCAP US EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

Partners SmallCap Value Fund I
(effective 06/13/2008, this Fund will be known as SmallCap Value Fund I)

Sub-Advisor(s):	Mellon Capital Management Corporation (“Mellon Capital”) and J.P. Morgan Investment Management, Inc. (“J.P. Morgan”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth and willing to accept volatile fluctuations in the value of their investment.

Main Strategies and Risks
The Fund invests primarily in a diversified group of equity securities of U.S. companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000® Value Index (as of December 31, 2007, this range was between approximately $0.03 billion and $6.1 billion)) at the time of purchase. Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of such companies. Emphasis is given to those companies that exhibit value characteristics. Up to 25 of the Fund’s assets may be invested in foreign securities. The Fund may also purchase securities issued as part of, or a short period after, companies’ initial public offerings (“IPOs”), and may at times dispose of those shares shortly after their acquisition.

J.P. Morgan uses a combination of quantitative and fundamental research, and then implements a disciplined portfolio construction process to build a portfolio. It seeks to enhance returns and reduce the volatility in the value of the Fund relative to that of the U.S. small company value universe, represented by the Russell 2000®Value Index. J.P. Morgan continuously screens the small company universe to identify for further analysis those companies that exhibit favorable valuation and momentum factor rankings. J.P. Morgan ranks these companies within economic sectors according to their relative attractiveness. J.P. Morgan then selects for purchase the companies it feels to be most attractive within each economic sector.

Under normal market conditions, the portion of the Fund sub-advised by J.P. Morgan will have sector weightings comparable to that of the U.S. small company value universe though it may under or over-weight selected economic sectors. In addition, as a company moves out of the market capitalization range of the small company universe, it generally becomes a candidate for sale.

The portion of the Fund managed by J.P. Morgan seeks to provide full exposure to the equity market by investing in derivative securities such as index futures that reduce the impact of cash positions on performance relative to the benchmark.

In selecting investments for the Fund, Mellon Capital uses a disciplined investment process that combines fundamental analysis and risk management with a multi-factor model that searches for undervalued stocks. Undervalued stocks are those selling at a low price relative to their profits and prospective earnings growth. The stock evaluation process uses several different characteristics, including changes in earnings estimates and change in price-to-earnings ratios, in an attempt to identify value among individual stocks.

Rather than using broad economic or market trends, Mellon Capital selects stocks on a company-by-company basis. To ensure ample diversification, the portion of the Fund’s assets managed by Mellon Capital are allocated among industries and economic sectors in similar proportions to those of the Index. The portfolio is generally kept broadly diversified in an attempt to capture opportunities that may be realized quickly during periods of above-average market volatility. By maintaining such a diversified stance, stock selection drives performance.

Since the Fund has a long-term investment perspective, Mellon Capital does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading.

Principal Investors Fund	SMALL/MIDCAP US EQUITY FUNDS 79
www.principal.com

Principal determines the portion of the Fund’s assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisors’ firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	MidCap Stock Risk
•	Derivatives Risk
•	Value Stock Risk
•	Small Company Risk
•	Underlying Fund Risk
•	Market Segment (SmallCap) Risk
•	Initial Public Offerings Risk
•	Sector Risk
•	Securities Lending Risk

J.P. Morgan has been the Fund’s Sub-Advisor since December 30, 2002. Mellon Capital was added as an additional Sub- Advisor on August 8, 2005.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Class Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	23.10%
Lowest return for a quarter during the period of the bar chart above:	Q4 ’07	-8.17%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Advisors Signature Class	-10.12	15.16	15.31
Advisors Select Class	-10.05	15.28	15.43
Advisors Preferred Class	-9.88	15.48	15.63
Select Class	-9.66	15.73	15.88
Preferred Class	-9.59	15.86	16.01
Russell 2000 Value Index*	-9.78	15.80	15.80
Morningstar Small Value Category Average*	-6.08	14.58	14.87

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 30, 2002. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.

*	Lifetime results are measured from the date the Institutional Class shares were first sold (December 30, 2002).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

80 SMALL/MIDCAP US EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	1.00%	1.00%	1.00%	1.00%	1.00%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.54	0.46	0.33	0.29	0.27

Total Annual Fund Operating Expenses(1)	1.89%	1.76%	1.58%	1.39%	1.27%
* Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$192	$594	$1,021	$2,212
Advisors Select Class	179	554	954	2,073
Advisors Preferred Class	161	499	860	1,878
Select Class	142	440	761	1,669
Preferred Class	129	403	697	1,534

Principal Investors Fund	SMALL/MIDCAP US EQUITY FUNDS 81
www.principal.com

Partners SmallCap Value Fund II
(effective 06/13/2008, this Fund will be known as SmallCap Value Fund II)

Sub-Advisor(s):	Dimensional Fund Advisors (“Dimensional”) and Vaughan Nelson Investment Management, LP (“Vaughan Nelson”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth and willing to accept volatile fluctuations in the value of their investment.

Main Strategies and Risks
As a non-fundamental policy, under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of small market capitalization companies. Up to 25% of the Fund’s assets may be invested in foreign securities.

Dimensional invests Fund assets primarily in a diversified group of equity securities of small U.S. companies which Dimensional believes to be value stocks at the time of purchase. As of the date of this Prospectus, Dimensional considers small companies to be companies whose market capitalizations are generally in the lowest 10% of total market capitalization or companies whose market capitalizations are smaller than the 1,000th largest U.S. company, whichever results in the higher market capitalization break. Under Dimensional’s market capitalization guidelines described above, as of December 31, 2007, the market capitalization of a small cap company was defined by the 10% market capitalization guideline, which was $2.46 billion or below. This dollar amount will change due to market conditions. When implementing its strategy, Dimensional will, as of the date of the Prospectus, generally purchase securities of companies that are in the lowest 8% of total market capitalization but may also purchase securities of companies above this range that are considered small cap companies under Dimensional’s market capitalization guidelines.

Dimensional considers a security to be a value stock primarily because the company’s shares have a high book value in relation to their market value (a “book to market ratio”). In assessing value, Dimensional may consider additional factors such as price to cash flow or price-to-earnings ratios, as well as economic conditions and developments in the issuer’s industry. The criteria Dimensional uses for assessing value are subject to change from time-to-time.

Dimensional uses a market capitalization weighted approach in determining individual security weights. Market capitalization weighting means each security is generally purchased based on the issuer’s relative market capitalization. Market capitalization weighting will be adjusted by Dimensional for a variety of factors. Dimensional may consider such factors as free float, momentum, trading strategies, liquidity management and other factors determined to be appropriate by Dimensional given market conditions. Dimensional may deviate from market capitalization weighting to limit or fix the exposure of the Fund to a particular issuer to a maximum proportion of the assets of the Fund. Dimensional may exclude the stock of a company that meets applicable market capitalization criterion if adjustments will result in a deviation from traditional market capitalization weighting.

Vaughan Nelson considers U.S. companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Value Index (as of December 31, 2007, this range was between approximately $0.03 billion and $6.1 billion)) at the time of purchase. Under normal market conditions, the portion of the Fund sub-advised by Vaughan Nelson invests at least 80% of its assets in equity securities of such companies.

Vaughan Nelson invests in small capitalization companies with a focus on absolute return using a bottom-up value oriented investment process. Vaughan Nelson seeks companies with the following characteristics, although not all of the companies it selects will have these attributes:

•	companies earning a positive economic margin with stable-to-improving returns;
•	companies valued at a discount to their asset value; and
•	companies with an attractive dividend yield and minimal basis risk.

82 SMALL/MIDCAP US EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

In selecting investments, Vaughan Nelson generally employs the following strategy:

•	value driven investment philosophy that selects stocks selling at attractive values based upon anticipated fundamentals of the business. Vaughan Nelson selects companies that it believes are out-of-favor or misunderstood.
•	Vaughan Nelson starts with an investment universe of 5,000 securities, then, using value-driven screens, creates a research universe of companies with market capitalizations of at least $100 million;
•	uses fundamental analysis to construct a portfolio of securities that Vaughan Nelson believes has an attractive return potential.

Vaughan Nelson will generally sell a stock when it reaches Vaughan Nelson’s price target, when the issuer shows a deteriorating financial condition, or when it has repeated negative earnings surprises.

Principal determines the portion of the Fund’s assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisors’ firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Value Stock Risk
•	Foreign Securities Risk
•	Market Segment (SmallCap and MidCap) Risk
•	MidCap Stock Risk
•	Small Company Risk
•	Exchange Rate Risk
•	Equity Securities Risk
•	Initial Public Offerings Risk
•	Derivatives Risk
•	Securities Lending Risk

Dimensional has been the Fund’s Sub-Advisor since June 1, 2004. Vaughan Nelson was added as an additional Sub- Advisor of October 3, 2005.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Class Shares)

Highest return for a quarter during the period of the bar chart above:	Q1 ’06	13.70%
Lowest return for a quarter during the period of the bar chart above:	Q4 ’07	-7.66%

Principal Investors Fund	SMALL/MIDCAP US EQUITY FUNDS 83
www.principal.com

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Life of Fund
Advisors Signature Class	-9.80	8.64
Advisors Select Class	-9.66	8.76
Advisors Preferred Class	-9.54	8.95
Select Class	-9.34	9.15
Preferred Class	-9.21	9.30
Russell 2000 Value Index*	-9.78	9.62
Morningstar Small Value Category Average*	-6.08	9.04

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on June 1, 2004. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.

*	Lifetime results are measured from the date the Institutional Class shares were first sold (June 1, 2004).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	1.00%	1.00%	1.00%	1.00%	1.00%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.54	0.46	0.33	0.29	0.27

Total Annual Fund Operating Expenses(1)	1.89%	1.76%	1.58%	1.39%	1.27%
* Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$192	$594	$1,021	$2,212
Advisors Select Class	179	554	954	2,073
Advisors Preferred Class	161	499	860	1,878
Select Class	142	440	761	1,669
Preferred Class	129	403	697	1,534

84 SMALL/MIDCAP US EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

SmallCap Blend Fund
(Closed to new investors as of September 1, 2007)

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

Main Strategies and Risks
The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000® Index (as of December 31, 2007, this range was between approximately $0.03 billion and $8.4 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

In selecting securities for investment, PGI looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a “blend” of stocks with these characteristics. In managing the assets of the Fund, PGI does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.

The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent out-performance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

PGI may purchase securities issued as part of, or a short period after, companies’ initial public offerings (“IPOs”), and may at times dispose of those shares shortly after their acquisition.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risks
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Small Company Risk
•	Derivatives Risk
•	Growth Stock Risk
•	Active Trading Risk
•	Securities Lending Risk
•	Market Segment (SmallCap) Risk
•	Value Stock Risk
•	Initial Public Offerings Risk

Principal Investors Fund	SMALL/MIDCAP US EQUITY FUNDS 85
www.principal.com

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Class Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	19.73%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-16.16%

Average Annual Total Returns (%)

For the period ended December 31, 2006	Past 1 Year	Past 5 Years	Life of Fund
Advisors Signature Class	1.06	15.28	9.42
Advisors Select Class	1.19	15.41	9.58
Advisors Preferred Class	1.36	15.62	9.75
Select Class	1.59	15.95	9.99
Preferred Class	1.63	15.97	10.10
Russell 2000 Index*	-1.57	16.25	8.14
Morningstar Small Blend Category Average*	-1.10	15.72	8.97

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.

*	Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.75%	0.75%	0.75%	0.75%	0.75%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.54	0.46	0.33	0.29	0.27

Total Annual Fund Operating Expenses(1)	1.64%	1.51%	1.33%	1.14%	1.02%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or

86 SMALL/MIDCAP US EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$167	$517	$892	$1,944
Advisors Select Class	154	477	824	1,802
Advisors Preferred Class	135	421	729	1,601
Select Class	116	362	628	1,386
Preferred Class	104	325	563	1,248

Principal Investors Fund	SMALL/MIDCAP US EQUITY FUNDS 87
www.principal.com

SmallCap Growth Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks
The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Growth Index (as of December 31, 2007, the range was between approximately $0.05 and $8.4 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent out-performance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.
The Fund may invest in foreign securities, including securities of companies that are located or do business in emerging markets, and in initial public offerings.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Underlying Fund Risk
•	Derivatives Risk
•	Growth Stock Risk
•	Active Trading Risk
•	Emerging Market Risk
•	Market Segment (SmallCap) Risk
•	Small Company Risk
•	Initial Public Offerings Risk
•	Securities Lending Risk

88 SMALL/MIDCAP US EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Class Shares)

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	33.46%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’01	-33.27%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Advisors Signature Class	9.15	15.89	2.78
Advisors Select Class	9.14	16.05	2.93
Advisors Preferred Class	9.40	16.25	3.10
Select Class	9.69	16.53	3.32
Preferred Class	9.75	16.66	3.41
Russell 2000 Growth Index*	7.05	16.50	4.47
Morningstar Small Growth Category Average*	7.59	15.63	4.26

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.

*	Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.75%	0.75%	0.75%	0.75%	0.75%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.54	0.46	0.33	0.29	0.27

Total Annual Fund Operating Expenses	1.64%	1.51%	1.33%	1.14%	1.02%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

Principal Investors Fund	SMALL/MIDCAP US EQUITY FUNDS 89
www.principal.com

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$167	$517	$892	$1,944
Advisors Select Class	154	477	824	1,802
Advisors Preferred Class	135	421	729	1,601
Select Class	116	362	628	1,386
Preferred Class	104	325	563	1,248

90 SMALL/MIDCAP US EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

SmallCap S&P 600 Index Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive, rather than active, management style

Main Strategies and Risks
Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor’s (“S&P”) SmallCap 600 Index. The Sub-Advisor, PGI, attempts to mirror the investment performance of the Index by allocating the Fund’s assets in approximately the same weightings as the S&P SmallCap 600 Index. The S&P SmallCap 600 is an unmanaged index of 600 domestic stocks chosen for market size, liquidity and industry group representation. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. As of December 31, 2007, the market capitalization range of the Index was between approximately $0.06 billion and $4.9 billion. Over the long-term, PGI seeks a very close correlation between performance of the Fund, before expenses, and that of the S&P SmallCap 600. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Fund uses an indexing strategy and is not managed according to traditional methods of “active” investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Fund uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, PGI focuses on tracking the S&P SmallCap 600. PGI may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.

The correlation between Fund and Index performance may be affected by the Fund’s expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Fund shares. The Fund may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.

Because of the difficulty and expense of executing relatively small stock trades, the Fund may not always be invested in the less heavily weighted S&P SmallCap 600 stocks. At times, the Fund’s portfolio may be weighted differently from the S&P SmallCap 600, particularly if the Fund has a small level of assets to invest. In addition, the Fund’s ability to match the performance of the S&P SmallCap 600 is affected to some degree by the size and timing of cash flows into and out of the Fund. The Fund is managed to attempt to minimize such effects.

PGI reserves the right to omit or remove any of the S&P SmallCap 600 stocks from the Fund if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Fund if extraordinary events or financial conditions lead PGI to believe that it should not be a part of the Fund’s assets.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Small Company Risk
•	Market Segment (SmallCap) Risk
•	Underlying Fund Risk
•	Derivatives Risk
•	Securities Lending Risk

NOTE:	“Standard & Poor’s SmallCap 600” and “S&P SmallCap 600” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed by Principal. The Fund is not sponsored, endorsed, sold or promoted by Standard and Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

Principal Investors Fund	SMALL/MIDCAP US EQUITY FUNDS 91
www.principal.com

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Class Shares)

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	20.39%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-18.81%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Advisors Signature Class	-1.22	14.78	9.48
Advisors Select Class	-1.09	15.00	9.64
Advisors Preferred Class	-0.93	15.12	9.81
Select Class	-0.70	15.35	10.02
Preferred Class	-0.59	15.48	10.13
S&P SmallCap 600 Index*	-0.30	16.04	9.71
Morningstar Small Blend Category Average*	-1.10	15.72	8.97

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.

*	Lifetime results are measured from the date the Advisors Preferred Class shares was first sold (December 6, 2000).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.15%	0.15%	0.15%	0.15%	0.15%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.54	0.46	0.33	0.29	0.27

Total Annual Fund Operating Expenses(1)	1.04%	0.91%	0.73%	0.54%	0.42%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

92 SMALL/MIDCAP US EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$106	$331	$574	$1,271
Advisors Select Class	93	290	504	1,120
Advisors Preferred Class	75	233	406	906
Select Class	55	173	302	677
Preferred Class	43	135	235	530

Principal Investors Fund	SMALL/MIDCAP US EQUITY FUNDS 93
www.principal.com

SmallCap Value Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

Main Strategies and Risks
The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Value Index (as of December 31, 2007, this range was between approximately $0.03 billion and $6.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

The Fund may invest in initial public offerings

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Small Company Risk
•	Derivatives Risk
•	Value Stock Risk
•	Active Trading Risk
•	Securities Lending Risk
•	Market Segment (SmallCap) Risk
•	Initial Public Offerings Risk
•	Underlying Fund Risk

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Class)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	23.04%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-16.36%

94 SMALL/MIDCAP US EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Advisors Signature Class	-8.26	14.64	11.97
Advisors Select Class	-8.11	14.80	12.12
Advisors Preferred Class	-7.94	15.00	12.32
Select Class	-7.75	15.23	12.52
Preferred Class	-7.67	15.37	12.66
Russell 2000 Value Index*	-9.78	15.80	11.20
Morningstar Small Value Category Average*	-6.08	14.58	10.82

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.

*	Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.75%	0.75%	0.75%	0.75%	0.75%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.53	0.45	0.32	0.28	0.26

Total Annual Fund Operating Expenses	1.63%	1.50%	1.32%	1.13%	1.01%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$166	$514	$887	$1,933
Advisors Select Class	153	474	818	1,791
Advisors Preferred Class	134	418	723	1,590
Select Class	115	359	622	1,374
Preferred Class	103	322	558	1,236

Principal Investors Fund	SMALL/MIDCAP US EQUITY FUNDS 95
www.principal.com

INTERNATIONAL EQUITY FUNDS

Diversified International Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

Main Strategies and Risks
The Fund invests in a portfolio of equity securities of companies domiciled in any of the nations of the world. The Fund invests in securities of companies that meet all of the following criteria:

•	the company’s principal place of business or principal office is outside the U.S.;

•	the company’s principal securities trading market is outside the U.S.;

•	and the company, regardless of where its securities are traded, derives 50% or more of its total revenue from either goods or services produced or sales made outside the U.S.
Primary consideration is given to securities of corporations of Western Europe, Canada, Australia, New Zealand, and the Pacific Islands. Changes in investments are made as prospects change for particular countries, industries or companies. The Fund may invest in smaller capitalization companies.

The Fund has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However, under normal market conditions, the Fund intends to have at least 80% of its net assets (plus any borrowings for investment purposes) invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Fund does not intend to invest in equity securities of U.S. companies.

The equity management philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selection on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

In choosing investments for the Fund, PGI pays particular attention to the long-term earnings prospects of the various companies under consideration. PGI then weighs those prospects relative to the price of the security.

The Fund may actively trade securities in an attempt to achieve its investment objective. The Fund may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging, and enter into currency forwards or futures contracts and related options for the purpose of currency hedging.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Small Company Risk
•	Derivatives Risk
•	Exchange Rate Risk
•	Securities Lending Risk

•	Market Segment (LargeCap) Risk

•	Active Trading Risk

•	Underlying Fund Risk

96 INTERNATIONAL EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Shares)

Highest return for a quarter during the period of the bar chart above:	Q4 ’03	17.34%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-18.87%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Advisors Signature Class	14.72	23.11	8.87
Advisors Select Class	14.73	23.28	8.98
Advisors Preferred Class	14.99	23.46	9.19
Select Class	15.25	23.94	9.54
Preferred Class	15.39	23.86	9.56
Citigroup BMI Global ex-US Index*	16.70	25.36	11.73
MSCI ACWI Ex-US Index*#	16.65	24.00	10.43
Morningstar Foreign Large Blend Category Average*	12.71	20.31	7.50

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.

*	Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).

#	This index is now the benchmark against which the Fund measures its performance. The Manager and the portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Investors Fund	INTERNATIONAL EQUITY FUNDS 97
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.87%	0.87%	0.87%	0.87%	0.87%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.57	0.49	0.36	0.32	0.30

Total Annual Fund Operating Expenses	1.79%	1.66%	1.48%	1.29%	1.17%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$182	$563	$970	$2,105
Advisors Select Class	169	523	902	1.965
Advisors Preferred Class	151	468	808	1,768
Select Class	131	409	708	1,556
Preferred Class	119	372	644	1,420

98 INTERNATIONAL EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

International Emerging Markets Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital in securities of emerging market countries who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

Main Strategies and Risks
The Fund seeks to achieve its objective by investing in common stocks of companies in emerging market countries. Under normal conditions, at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) are invested in emerging market country equity securities. For this Fund, the term “emerging market country” means any country which is considered to be an emerging country by the international financial community (including the International Bank for Reconstruction and Development (also known as the World Bank) and the International Financial Corporation). These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Investing in many emerging market countries is not feasible or may involve unacceptable political risk. PGI focuses on those emerging market countries that it believes have strongly developing economies and markets which are becoming more sophisticated.

The equity management philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selection on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark. The Fund may invest assets in smaller or mid capitalization companies.

The Fund invests in securities of companies that meet all of the following criteria:

•	the company’s principal place of business or principal office is in emerging market countries;
•	the company’s principal securities trading market is an emerging market country; and
•	the company, regardless of where its securities are traded, derives 50% or more of its total revenue from either goods or services produced in emerging market countries or sales made in emerging market countries.

The Fund may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging, and enter into currency forwards or futures contracts and related options for the purpose of currency hedging. The Fund may actively trade securities in an attempt to achieve its investment objective.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Market Segment (SmallCap and MidCap) Risk
•	Derivatives Risk
•	Exchange Rate Risk
•	Emerging Market Risk
•	Securities Lending Risk
•	Small Company Risk
•	Active Trading Risk
•	Underlying Fund Risk

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Principal Investors Fund	INTERNATIONAL EQUITY FUNDS 99
www.principal.com

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Shares)

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	26.64%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’01	-23.87%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Advisors Signature Class	40.60	38.01	23.22
Advisors Select Class	40.79	38.20	23.40
Advisors Preferred Class	40.99	38.45	23.61
Select Class	41.29	38.71	23.87
Preferred Class	41.47	38.85	23.96
MSCI Emerging Markets Free Index-NDTR*	39.39	37.00	23.62
Morningstar Diversified Emerging Markets Category Average*	36.68	35.18	22.27

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.

*	Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

100 INTERNATIONAL EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	1.19%	1.19%	1.19%	1.19%	1.19%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.63	0.55	0.42	0.38	0.36

Total Annual Fund Operating Expenses(1)	2.17%	2.04%	1.86%	1.67%	1.55%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Examples
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be::

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$220	$679	$1,164	$2,503
Advisors Select Class	207	640	1,098	2,369
Advisors Preferred Class	189	585	1,006	2,180
Select Class	170	526	907	1,976
Preferred Class	158	490	845	1,845

Principal Investors Fund	INTERNATIONAL EQUITY FUNDS 101
www.principal.com

International Growth Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

Main Strategies and Risks
The Fund invests in common stocks and other securities of companies domiciled in any of the nations of the world. The Fund invests in securities listed on foreign or domestic securities exchanges, securities traded in foreign or domestic over-the-counter markets and depositary receipts. The Fund invests in securities of companies that meet all of the following criteria:

•	the company’s principal place of business or principal office is outside the U.S.;

•	the company’s principal securities trading market is outside the U.S.; and
•	the company, regardless of where its securities are traded, derives 50% or more of its total revenue from either goods or services produced or sales made outside the U.S.

The equity management philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selection on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Small Company Risk
•	Derivatives Risk
•	Exchange Rate Risk
•	Growth Stock Risk

•	Market Segment (LargeCap) Risk

•	Underlying Fund Risk
•	Securities Lending Risk

102 INTERNATIONAL EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

PGI became the Fund’s Sub-Advisor on November 1, 2002.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	18.14%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-21.59%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Advisors Signature Class	11.59	22.83	8.75
Advisors Select Class	11.63	22.95	8.85
Advisors Preferred Class	11.85	23.19	9.61
Select Class	12.08	23.46	9.30
Preferred Class	12.16	23.62	9.42
CITI World Ex-US BMI Growth Index*	13.39	22.06	7.42
MSCI World Ex-US Growth Index*#	18.03	20.57	6.99
Morningstar Foreign Large Growth Category Average*	16.26	20.90	6.64

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.

*	Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).

#	This index is now the benchmark against which the Fund measures its performance. The Manager and the portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Investors Fund	INTERNATIONAL EQUITY FUNDS 103
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.97%	0.97%	0.97%	0.97%	0.97%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.56	0.48	0.35	0.31	0.29

Total Assets Fund Operating Expenses(1)	1.88%	1.75%	1.57%	1.38%	1.26%
* Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$191	$591	$1,016	$2,201
Advisors Select Class	178	551	949	2,062
Advisors Preferred Class	160	496	855	1,867
Select Class	140	437	755	1,657
Preferred Class	128	400	692	1,523

104 INTERNATIONAL EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

Partners Global Equity Fund
(effective 06/13/2008, this Fund will be known as Global Equity Fund I)

Sub-Advisor(s):	J.P. Morgan Investment Management, Inc. (“J.P. Morgan”)

Objective:	The Fund seeks long-term growth of capital

Investor Profile:	The Fund may be an appropriate investment for investors seeking growth of capital who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies

Main Strategies and Risks
The Fund invests, under normal circumstances, at least 80% of the value of its assets in equity securities of large market capitalizations (those companies with market capitalizations greater than $5 billion, similar to companies in the MSCI World Index) at the time of purchase. The Fund invests in a diversified portfolio of equity securities of companies located or operating in developed countries and emerging markets of the world. The equity securities will ordinarily be traded on a recognized foreign securities exchange or traded in a foreign over-the-counter market in the country where the issuer is principally based, but may also be traded in other countries including the United States.

The Sub-Advisor, J.P. Morgan, selects companies on the basis of fundamental, thematic and quantitative analysis. The analysis is performed by:

•	the locally based regional specialists who provide local market insights, including an assessment of:

•	Business characteristics: recurring demand for product and identifiable competitive advantage;
•	Financial characteristics: cash flow generation and improving returns on capital;
•	Management factors: focus on shareholder return and long-term strategic planning; and
•	Valuation: earnings and return based.

•	the global sector specialists who provide global industry insights and build upon the local market analysis by seeking to determine which are the best stock ideas in each industry globally; and
•	the portfolio construction team which captures the analysis done by the local and global teams and constructs a portfolio.

The Sub-Advisor may sell a stock for the following reasons:

•	the global sector specialist downgrades a company (e.g. relative outperformance leads to a less attractive valuation); or
•	portfolio construction issues in terms of stock, sector or country weightings.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Small Company Risk
•	Foreign Securities Risk

•	Market Segment (LargeCap) Risk

•	Derivatives Risk
•	Exchange Rate Risk
•	Securities Lending Risk
•	Emerging Markets Risk
•	MidCap Stock Risk

Principal Investors Fund	INTERNATIONAL EQUITY FUNDS 105
www.principal.com

J.P. Morgan has been the Fund’s Sub-Advisor since March 1, 2005.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Class Shares)

Highest return for a quarter during the period of the bar chart above:	Q4 ’06	7.61%
Lowest return for a quarter during the period of the bar chart above:	Q4 ’07	-1.91%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Life of Fund
Advisors Signature Class	4.86	10.28
Advisors Select Class	5.04	10.56
Advisors Preferred Class	5.13	10.59
Select Class	5.41	10.81
Preferred Class	5.45	10.88
MSCI World Index-ND*	9.04	13.77
Morningstar World Stock Category Average*	11.28	14.57

Index performance does not reflect deductions for fees, expenses or taxes.

The classes began operations March 1, 2005.

*	Lifetime results are measured from the date these share classes were first sold (March 1, 2005).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

106 INTERNATIONAL EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.95%	0.95%	0.95%	0.95%	0.95%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.64	0.56	0.43	0.39	0.37

Total Annual Fund Operating Expenses(1)	1.94%	1.81%	1.63%	1.44%	1.32%
* Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$197	$609	$1,047	$2,264
Advisors Select Class	184	569	980	2,127
Advisors Preferred Class	166	514	887	1,933
Select Class	147	456	787	1,724
Preferred Class	134	418	723	1,590

Principal Investors Fund	INTERNATIONAL EQUITY FUNDS 107
www.principal.com

Partners International Fund
(effective 06/13/2008, this Fund will be known as International Fund I)

Sub-Advisor(s):	Pyramis Global Advisors, LLC (“Pyramis”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

Main Strategies and Risks
The Sub-Advisor, Pyramis, normally invests the Fund’s assets primarily in non-U.S. securities. Pyramis normally invests the Fund’s assets primarily in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the MSCI EAFE (Europe, Australia, Far East) Index – ND (as of December 31, 2007 this range was between approximately $326 million and $460 billion)) at the time of purchase. Pyramis normally diversifies the Fund’s investments across different countries and regions. In allocating the investments across countries and regions, Pyramis will consider the size of the market in each country and region relative to the size of the international market as a whole.

In buying and selling securities for the Fund, Pyramis relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management. These securities may then be analyzed using statistical models to further evaluate growth potential, valuation, liquidity and investment risk. In buying and selling securities for the Fund, Pyramis invests for the long term and selects those securities it believes offer strong opportunities for long-term growth of capital and are attractively valued.

Pyramis may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Fund’s exposure to changing security prices or other factors that affect security values. If Pyramis’s strategies do not work as intended, the Fund may not achieve its objective.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Small Company Risk
•	Foreign Securities Risk
•	Market Segment (SmallCap and MidCap) Risk
•	Derivatives Risk
•	Exchange Rate Risk
•	Securities Lending Risk
•	Underlying Fund Risk
•	MidCap Stock Risk

108 INTERNATIONAL EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

Pyramis has been the Fund’s Sub-Advisor since December 29, 2003.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Class Shares)

The share class shown in the bar chart above has been changed to Advisors Select Class shares to facilitate comparison of funds in this prospectus.

Highest return for a quarter during the period of the bar chart above:	Q4 ’04	14.43%
Lowest return for a quarter during the period of the bar chart above:	Q2 ’05	-0.59%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Life of Fund
Advisors Signature Class	14.15	17.94
Advisors Select Class	14.34	18.07
Advisors Preferred Class	14.51	18.27
Select Class	14.74	18.51
Preferred Class	14.87	18.62
MSCI EAFE (Europe, Australia, Far East) Index - ND*	11.17	17.67
Morningstar Foreign Large Blend Category Average*	12.71	17.36

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on June 1, 2004. For periods prior to the date on which these classes began operations, their returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of these classes. The adjustments result in performance (for the periods prior to the date these classes began operations) that is no higher than the historical performance of the Institutional Class shares.

*	Lifetime results are measured from the date the Institutional Class shares were first sold (December 29, 2003).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Investors Fund	INTERNATIONAL EQUITY FUNDS 109
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	1.08%	1.08%	1.08%	1.08%	1.08%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.57	0.49	0.36	0.32	0.30

Total Annual Fund Operating Expenses(1)	2.00%	1.87%	1.69%	1.50%	1.38%
* Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$203	$627	$1,078	$2,327
Advisors Select Class	190	588	1,011	2,190
Advisors Preferred Class	172	533	918	1,998
Select Class	153	474	818	1,791
Preferred Class	140	437	755	1,657

110 INTERNATIONAL EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

REAL ESTATE FUND

Real Estate Securities Fund

Sub-Advisor(s):	Principal Real Estate Investors, LLC (“Principal -REI”)

Objective:	The Fund seeks to generate a total return.

Investor Profile:	The Fund may be an appropriate investment for investors who seek a total return, want to invest in companies engaged in the real estate industry and can accept the potential for volatile fluctuations in the value of investments.

Main Strategies and Risks
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies principally engaged in the real estate industry. For purposes of the Fund’s investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies. The Fund may invest in smaller capitalization companies.

Real estate investment trusts (“REITs”) are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. REITs are characterized as:

•	equity REITs, which primarily own property and generate revenue from rental income;
•	mortgage REITs, which invest in real estate mortgages; and
•	hybrid REITs, which combine the characteristics of both equity and mortgage REITs.
In selecting securities for the Fund, the Sub-Advisor, Principal-REI, focuses on equity REITs.

The Fund may invest up to 25% of its assets in securities of foreign real estate companies. The Fund is “non-diversified,” which means that it may invest more of its assets in the securities of fewer issuers than diversified mutual funds. Thus, the Fund is subject to non-diversification risk.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Sector Risk
•	Prepayment Risk
•	Derivatives Risk
•	Exchange Rate Risk
•	Underlying Fund Risk
•	Non-Diversification Risk
•	Small Company Risk
•	Real Estate Securities Risk
•	Active Trading Risk
•	Securities Lending Risk

Principal Investors Fund	REAL ESTATE FUND 111
www.principal.com

Principal-REI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Class Shares)

Highest return for a quarter during the period of the bar chart above:	Q4 ’04	17.31%
Lowest return for a quarter during the period of the bar chart above:	Q4 ’07	-11.84%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Advisors Signature Class	-18.24	18.23	15.45
Advisors Select Class	-18.16	18.40	15.50
Advisors Preferred Class	-18.02	18.59	15.80
Select Class	-17.84	18.81	15.92
Preferred Class	-17.74	18.98	16.05
MSCI US REIT Index*	-16.82	17.91	15.03
Morningstar Specialty-Real Estate Category Average*	-14.66	17.70	14.99

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.

*	Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

112 REAL ESTATE FUND	Principal Investors Fund
1-800-547-7754

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.83%	0.83%	0.83%	0.83%	0.83%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses(1)	0.53	0.45	0.32	0.28	0.26

Total Annual Fund Operating Expenses	1.71%	1.58%	1.40%	1.21%	1.09%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$174	$539	$928	$2,019
Advisors Select Class	161	499	860	1,878
Advisors Preferred Class	143	443	766	1,680
Select Class	123	384	665	1,466
Preferred Class	111	347	601	1,329

Principal Investors Fund	REAL ESTATE FUND 113
www.principal.com

BALANCED/ASSET ALLOCATION FUNDS

Principal LifeTime Funds

Principal Investors Fund, Inc. offers Funds that are designed to meet the needs of an investor who wants an investment option that is suited to the investor’s particular investment time horizon and who tends to be more accepting of risk in the early years of his or her time horizon and becomes more risk-averse as he or she nears the investment goal (for example, retirement or saving for college). Professional investment advisers manage the Funds to align, over time, underlying investments with the changing risk tolerance of the investor. These Funds are sometime referred as “target date funds.” The target date Funds offered by the Fund are: Principal LifeTime 2010, Principal LifeTime 2015, Principal LifeTime 2020, Principal LifeTime 2025, Principal LifeTime 2030, Principal LifeTime 2035, Principal LifeTime 2040, Principal LifeTime 2045, Principal LifeTime 2050, Principal LifeTime 2055, and Principal LifeTime Strategic Income (the “Principal LifeTime Funds”).

Objective:	The investment objective of each of the Principal LifeTime 2010, 2015, 2020, 2025, 2030, 2035, 2040, 2045, 2050, and 2055 Funds is to seek a total return consisting of long-term growth of capital and current income.

The investment objective of the Principal LifeTime Strategic Income Fund is to seek current income.

Main Strategies and Risks
To pursue its goal, each Principal LifeTime Fund invests in other Principal Funds (the “underlying funds”) that Principal and Principal Global Investors, LLC (“PGI”), the Fund’s Sub-Advisor, consider appropriate based on the remaining time horizon of a particular Principal LifeTime Fund and the expected risk tolerance of those investors who have chosen that time horizon. Each of the Principal LifeTime Funds may invest in any of the Institutional Class shares of the equity funds or fixed-income funds of Principal Investors Fund, at the sub-advisors discretion. The underlying funds provide each Fund with exposure to a broad range of asset classes, including domestic and foreign equity and fixed-income securities. In the case of Principal LifeTime Strategic Income Fund, most of the Fund’s assets are invested in underlying funds which are intended primarily to give the Fund broad exposure to income-producing securities through their investments in fixed-income securities, “hybrid” securities (such as real estate securities and preferred securities, which may produce current income as well as capital gains) and dividend generating domestic and foreign stocks.

Both Principal and PGI provide investment advisory services to the Principal LifeTime Funds. Principal has hired PGI to develop, implement, and monitor the strategic or long-term asset class targets and target ranges for each Principal LifeTime Fund. PGI is also responsible for employing an active rebalancing strategy which is designed to identify asset classes that appear attractive or unattractive over the short term.

After PGI sets the percentage of Fund assets to be allocated to a particular asset class, Principal selects the underlying funds for each asset class and the target weights for each underlying fund. Shifts in asset class targets or underlying funds may occur in response to the normal evaluative processes of PGI and Principal, the shortening time horizon of a Fund or market forces or Fund circumstances which indicate that changes in allocations may be appropriate. Principal may, at any time, add, remove, or substitute underlying funds in which a Principal LifeTime Fund invests.

In selecting underlying funds and target weights, Principal considers, among other things, quantitative measures, such as past performance, expected levels of risk and returns, expense levels, diversification of existing funds, and style consistency. In addition, qualitative factors such as organizational stability, investment experience, consistency of investment process, risk management processes, and information, trading, and compliance systems of the underlying fund’s Sub-Advisor are also evaluated. There are no minimum or maximum percentages of assets that a Principal LifeTime Fund must invest in a specific asset class or underlying fund. Principal determines whether to use cash flows or asset transfers or both to achieve the target weights established from time to time for underlying funds. Principal monitors the performance of the Sub-Advisor of each underlying fund relative to that fund’s appropriate benchmark and peer group.

114 BALANCED/ASSET ALLOCATION FUNDS	Principal Investors Fund
1-800-547-7754

Over time, PGI intends to gradually shift the asset allocation targets of each Principal LifeTime Fund (other than the Principal LifeTime Strategic Income Fund) to accommodate investors progressing from asset accumulation years to income-generation years. It is expected that, within 10 to 15 years after its target year, a Principal LifeTime Fund’s underlying fund allocation will match that of the Principal LifeTime Strategic Income Fund. At that time the Principal LifeTime Fund may be combined with the Principal LifeTime Strategic Fund if the Board of Directors determines that the combination is in the best interests of Fund shareholders.

There can be no assurance that any Principal LifeTime Fund will achieve its investment objective. The net asset value of each of the Principal LifeTime Fund’s shares is affected by changes in the value of the securities it owns. The Fund’s performance is directly related to the performance of the underlying funds. The ability of each Principal LifeTime Fund to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives.

The broad diversification of each Principal LifeTime Fund is designed to cushion severe losses in any one investment sector and moderate the Fund’s overall price swings. However, the Fund’s share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of a Principal LifeTime Fund’s assets rise or fall, the Fund’s share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

Each Principal LifeTime Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them.

The greater the investment by each Principal LifeTime Fund in Funds that invest primarily in stocks, the greater the potential exposure to the following risks (as defined in Appendix A):

•	Equity Securities Risk
•	Derivatives Risk
•	Active Trading Risk
•	Growth Stock Risk
•	Market Segment (LargeCap) Risk
•	Underlying Fund Risk
•	Value Stock Risk
•	Exchange Rate Risk

The greater the investment by each Principal LifeTime Fund in Funds that invest primarily in bonds or other forms of fixed-income securities, the greater the potential exposure to the following risks (as defined in Appendix A):

•	Fixed-Income Risk
•	U.S. Government Securities Risk
•	Municipal Securities Risk
•	U.S. Government Sponsored Securities Risk
•	Portfolio Duration Risk
•	High Yield Securities Risk

The greater the investment by each Principal LifeTime Fund in Funds that invest in foreign investments, the greater the potential exposure to the following risks (as defined in Appendix A):

•	Foreign Securities Risk
•	Market Segment Risk
•	Exchange Rate Risk
•	Derivatives Risk
•	Small Company Risk

Each Principal LifeTime Fund is also subject to the following risks:

Securities Lending Risk (as defined in Appendix A).

Payment In Kind Liquidity Risk. Under certain circumstances, an underlying fund may determine to pay a redemption request by a Principal LifeTime Fund wholly or partly by a distribution-in-kind of securities from its portfolio, instead of cash. In such cases, the Principal LifeTime Funds may hold portfolio securities until Principal determines that it is appropriate to dispose of such securities.

Conflict of Interest Risk. The officers, directors, Principal, Sub-Advisor, Distributors, and transfer agent of the Principal LifeTime Funds serve in the same capacities for the underlying funds. Conflicts may arise as these persons and companies seek to fulfill their responsibilities to the Principal LifeTime Funds and the underlying funds. Because Principal and its affiliated companies earn different fees from the underlying funds in which the Principal LifeTime Funds invest, there may be a conflict between the interests of the Principal LifeTime Funds and the economic interests of Principal and its affiliates.

Principal Investors Fund	BALANCED/ASSET ALLOCATION FUNDS 115
www.principal.com

PGI has provided investment advice to each Principal LifeTime Fund since its inception.

As of October 31, 2007, each Principal LifeTime Fund’s assets were allocated among the underlying funds as identified in the table below. The allocations for the Principal LifeTime 2015, Principal LifeTime 2025, Principal LifeTime 2035, Principal LifeTime 2045, and Principal LifeTime 2055 Funds because they did not commence operations until February 29, 2008 are estimated.

											Principal
	Principal	Principal	Principal	Principal	Principal	Principal	Principal	Principal	Principal	Principal	LifeTime
	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	Strategic
	2010	2015	2020	2025	2030	2035	2040	2045	2050	2055	Income
Underlying Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Bond & Mortgage Securities Fund	25.62%	23.00%	18.78%	15.20%	10.32%	7.90%	4.65%	3.20%	1.90%	2.10%	42.84%

Disciplined LargeCap Blend Fund	9.41%	8.37%	11.37%	10.21%	12.37%	11.60%	12.57%	12.49%	12.45%	12.70%	3.78%

High Yield Fund	2.01%	4.70%	2.86%	5.00%	3.29%	5.00%	3.56%	5.00%	3.65%	4.90%	—

High Yield Fund II	0.65%	—	0.83%	—	0.91%	—	0.95%	—	1.00%	—	—

Inflation Protection Fund	3.40%	1.50%	—	—	—	—	—	—	—	—	13.00%

International Emerging Markets Fund	2.93%	2.80%	3.94%	3.50%	4.52%	3.90%	5.07%	4.20%	5.10%	4.00%	—

International Growth Fund	9.13%	9.31%	11.60%	11.35%	13.31%	12.86%	14.34%	13.84%	15.10%	14.30%	4.14%

LargeCap Growth Fund	4.28%	4.35%	5.14%	5.30%	6.21%	6.03%	6.74%	6.49%	7.26%	6.60%	2.02%

LargeCap Value Fund	2.54%	3.16%	3.09%	3.86%	3.79%	4.39%	4.24%	4.72%	4.46%	4.80%	1.55%

Partners International Fund	5.16%	4.88%	6.23%	5.95%	7.17%	6.75%	7.82%	7.26%	7.86%	7.50%	2.48%

Partners LargeCap Blend Fund I	4.94%	4.42%	5.78%	5.38%	6.25%	6.12%	6.61%	6.59%	6.51%	6.70%	2.33%

Partners LargeCap Growth Fund I	4.26%	5.14%	5.65%	6.27%	6.50%	7.13%	7.65%	7.67%	7.97%	7.80%	1.64%

Partners LargeCap Value Fund	2.47%	3.17%	3.15%	3.86%	3.57%	4.39%	4.20%	4.72%	4.40%	4.80%	1.67%

Partners LargeCap Value Fund I	2.57%	3.17%	3.24%	3.86%	3.83%	4.39%	4.26%	4.72%	4.65%	4.80%	—

Partners MidCap Growth Fund	—	1.19%	1.43%	1.45%	1.76%	1.64%	1.84%	1.77%	1.96%	1.80%	—

Partners MidCap Value Fund I	—	1.19%	1.12%	1.45%	1.51%	1.64%	1.59%	1.77%	1.68%	1.80%	—

Partners SmallCap Growth Fund I	—	1.19%	—	1.45%	1.16%	1.64%	1.49%	1.77%	1.88%	1.80%	—

Partners SmallCap Growth Fund III	1.55%	1.19%	1.92%	1.45%	1.62%	1.64%	1.69%	1.77%	1.77%	1.80%	—

Partners SmallCap Value Fund I	—	1.19%	—	1.45%	0.96%	1.64%	1.30%	1.77%	1.64%	1.80%	—

Preferred Securities Fund	6.21%	6.30%	5.22%	5.30%	4.23%	4.30%	3.23%	3.30%	2.67%	3.00%	6.59%

Real Estate Securities Fund	5.82%	6.30%	4.81%	5.30%	3.93%	4.30%	3.38%	4.00%	3.40%	4.00%	4.36%

SmallCap S&P 600 Index Fund	2.37%	0.79%	2.11%	0.96%	1.32%	1.10%	1.29%	1.18%	1.09%	1.20%	1.65%

SmallCap Value Fund	1.40%	1.19%	1.73%	1.45%	1.47%	1.64%	1.53%	1.77%	1.60%	1.80%	—

Ultra Short Bond Fund	3.28%	1.50%	—	—	—	—	—	—	—	—	11.95%

Total	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%

Historical Performance
The following bar charts and tables show the historical investment performance of each Principal LifeTime Fund. The bar chart for each Fund shows how the Fund’s total return has varied year-by-year, and the table for the Fund shows the performance of its shares over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the risks of investing in the Fund. A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Each Fund’s investment return is net of the operating expenses of each of the underlying funds.

116 BALANCED/ASSET ALLOCATION FUNDS	Principal Investors Fund
1-800-547-7754

Principal LifeTime Strategic Income Fund

Principal Investment Strategies
The Fund invests in underlying fixed-income funds, but also invests in underlying equity and hybrid funds according to an asset allocation strategy designed for investors seeking current income from their investment.

Performance
The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	6.94%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-3.54%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Advisors Signature Class	0.86	7.22	4.99
Advisors Select Class	0.99	7.40	5.16
Advisors Preferred Class	1.25	7.55	5.32
Select Class	1.44	7.75	5.52
Preferred Class	1.55	7.91	5.67
S&P 500 Index*	5.49	12.83	4.31
Lehman Brothers Aggregate Bond Index*	6.97	4.42	5.57
MSCI EAFE (Europe, Australia, Far East) Index — NDTR-D*	11.17	21.59	9.83
Russell 3000 Index*(1)	5.14	13.63	5.05
Principal LifeTime Strategic Income Blended Index*(2)	7.06	8.37	5.78
Morningstar Target-Date 2000-2014 Category Average*	5.22	7.33	5.05

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on March 1, 2001. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.

*	Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).

(1)	The Manager and portfolio manager believe the Russell 3000 Index is a better representation of the universe of investment choices open to the Fund under its investment philosophy than the S&P 500 Index. The S&P 500 Index is also shown.

(2)	The weightings for this blended index as of March 31, 2007, were 19.0% Russell 3000 Index, 6.0% MSCI EAFE NDTR-D Index, and 75.0% Lehman Brothers Aggregate Bond Index. Effective March 31, 2008, the weightings for this blended index will be 19.0% Russell 3000 Index, 6.0% MSCI EAFE NDTR-D Index, and 75.0% Lehman Brothers Aggregate Bond Index.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Investors Fund	BALANCED/ASSET ALLOCATION FUNDS 117
www.principal.com

Principal LifeTime 2010 Fund

Principal Investment Strategies
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance
The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	8.50%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-5.56%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Advisors Signature Class	2.73	9.25	5.88
Advisors Select Class	2.88	9.40	6.02
Advisors Preferred Class	3.05	9.59	6.21
Select Class	3.32	9.78	6.41
Preferred Class	3.35	9.93	6.53
S&P 500 Index*	5.49	12.83	4.31
Lehman Brothers Aggregate Bond Index*	6.97	4.42	5.57
MSCI EAFE (Europe, Australia, Far East) Index — NDTR-D*	11.17	21.59	9.83
Russell 3000 Index*(1)	5.14	13.63	5.05
Principal LifeTime 2010 Blended Index*(2)	6.95	9.77	6.15
Morningstar Target-Date 2000-2014 Category Average*	5.22	7.33	5.05

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on March 1, 2001. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.

*	Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).

(1)	The Manager and portfolio manager believe the Russell 3000 Index is a better representation of the universe of investment choices open to the Fund under its investment philosophy than the S&P 500 Index. The S&P 500 Index is also shown.

(2)	The weightings for this blended index as of March 31, 2007, were 41.9% Russell 3000 Index, 15.1% MSCI EAFE NDTR-D Index, and 43.0% Lehman Brothers Aggregate Bond Index. Effective March 31, 2008, the weightings for this blended index will be 40.9% Russell 3000 Index, 14.6% MSCI EAFE NDTR-D Index, and 44.5% Lehman Brothers Aggregate Bond Index.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

118 BALANCED/ASSET ALLOCATION FUNDS	Principal Investors Fund
1-800-547-7754

Principal LifeTime 2015 Fund

Principal Investment Strategies
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance
As the inception date of the Fund is February 29, 2008, historical performance information is not available.

Estimated Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets)

	Advisors	Advisors	Advisors
	Signature*	Select*	Preferred*	Select*	Preferred*
Management Fees	0.1225%	0.1225%	0.1225%	0.1225%	0.1225%
12b-1 Fees	0.3500	0.3000	0.2500	0.1000	N/A
Other Expenses	0.5500	0.4700	0.3400	0.3000	0.2800

Total Gross Operating Fees and Expenses	1.0225%	0.8925%	0.7125%	0.5225%	0.4025%
Acquired Fund (“Underlying Fund”) Operating Expenses	0.7000	0.7000	0.7000	0.7000	0.7000

Total Annual Fund Operating Expenses	1.7225%	1.5925%	1.4125%	1.2225%	1.1025%

*	Principal has contractually agreed to limit the Fund’s expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (not including underlying fund expenses) (expressed as a percent of average net assets on an annualized basis) not to exceed 1.0525% for Advisors Signature Class, 0.9225% for Advisors Select Class, 0.7425% for Advisors Preferred Class, 0.5525% for Select Class, and 0.4325% for Preferred Class.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3
Advisors Signature Class	$175	$543
Advisors Select Class	162	503
Advisors Preferred Class	144	447
Select Class	125	388
Preferred Class	112	351

Principal Investors Fund	BALANCED/ASSET ALLOCATION FUNDS 119
www.principal.com

Principal LifeTime 2020 Fund

Principal Investment Strategies
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance
The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	10.12%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-7.78%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Advisors Signature Class	4.28	11.09	6.71
Advisors Select Class	4.51	11.22	6.85
Advisors Preferred Class	4.68	11.43	7.05
Select Class	4.88	11.64	7.24
Preferred Class	4.92	11.76	7.37
S&P 500 Index*	5.49	12.83	4.31
Lehman Brothers Aggregate Bond Index*	6.97	4.42	5.57
MSCI EAFE (Europe, Australia, Far East) Index — NDTR-D*	11.17	21.59	9.83
Russell 3000 Index*(1)	5.14	13.63	5.05
Principal LifeTime 2020 Blended Index*(2)	6.92	11.31	6.63
Morningstar Target-Date 2015-2029 Category Average*	6.05	10.44	5.80

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on March 1, 2001. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.

*	Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).

(1)	The Manager and portfolio manager believe the Russell 3000 Index is a better representation of the universe of investment choices open to the Fund under its investment philosophy than the S&P 500 Index. The S&P 500 Index is also shown.

(2)	The weightings for this blended index as of March 31, 2007, were 51.1% Russell 3000 Index, 19.4% MSCI EAFE NDTR-D Index, and 30.5% Lehman Brothers Aggregate Bond Index. Effective March 31, 2008, the weightings for this blended index will be 50.4% Russell 3000 Index, 19.1% MSCI EAFE NDTR-D Index, and 30.5% Lehman Brothers Aggregate Bond Index.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

120 BALANCED/ASSET ALLOCATION FUNDS	Principal Investors Fund
1-800-547-7754

Principal LifeTime 2025 fund

Principal Investment Strategies
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance
As the inception date of the Fund is February 29, 2008, historical performance information is not available.

Estimated Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets)

	Advisors	Advisors	Advisors
	Signature*	Select*	Preferred*	Select*	Preferred*
Management Fees	0.1225%	0.1225%	0.1225%	0.1225%	0.1225%
12b-1 Fees	0.3500	0.3000	0.2500	0.1000	N/A
Other Expenses	0.5500	0.4700	0.3400	0.3000	0.2800

Total Gross Operating Fees and Expenses	1.0225%	0.8925%	0.7125%	0.5225%	0.4025%
Acquired Fund (“Underlying Fund”) Operating Expenses	0.7400	0.7400	0.7400	0.7400	0.7400

Total Annual Fund Operating Expenses	1.7625%	1.6325%	1.4525%	1.2625%	1.1425%

*	Principal has contractually agreed to limit the Fund’s expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (not including underlying fund expenses) (expressed as a percent of average net assets on an annualized basis) not to exceed 1.0525% for Advisors Signature Class, 0.9225% for Advisors Select Class, 0.7425% for Advisors Preferred Class, 0.5525% for Select Class, and 0.4325% for Preferred Class.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3
Advisors Signature Class	$178	$552
Advisors Select Class	165	512
Advisors Preferred Class	147	456
Select Class	128	397
Preferred Class	115	360

Principal Investors Fund	BALANCED/ASSET ALLOCATION FUNDS 121
www.principal.com

Principal LifeTime 2030 Fund

Principal Investment Strategies
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance
The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	11.35%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-10.11%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years		Life of Fund
Advisors Signature Class	5.35	12.08		6.73
Advisors Select Class	5.50	12.20		6.86
Advisors Preferred Class	5.59	12.40		7.06
Select Class	5.88	13.00	(1)	7.53	(1)
Preferred Class	5.97	12.75		7.39
S&P 500 Index*	5.49	12.83		4.31
Lehman Brothers Aggregate Bond Index*	6.97	4.42		5.57
MSCI EAFE (Europe, Australia, Far East) Index — NDTR-D*	11.17	21.59		9.83
Russell 3000 Index*(2)	5.14	13.63		5.05
Principal LifeTime 2030 Blended Index*(3)	6.86	12.24		6.75
Morningstar Target-Date 2030+ Category Average*	6.54	12.61		6.03

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on March 1, 2001. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.

*	Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).

(1)	During 2003, the Select Class experienced a significant redemption of shares. Because the reamining shareholders held relatively small positions, the total returns shown in the table for 5 years and Life of Fund are greater than they would have been without the redemption.

(2)	The Manager and portfolio manager believe the Russell 3000 Index is a better representation of the universe of investment choices open to the Fund under its investment philosophy than the S&P 500 Index. The S&P 500 Index is also shown.

(3)	The weightings for this blended index as of March 31, 2007, were 57.3% Russell 3000 Index, 22.5% MSCI EAFE NDTR-D Index, and 20.2% Lehman Brothers Aggregate Bond Index. Effective March 31, 2008, the weightings for this blended index will be 56.7% Russell 3000 Index, 22.3% MSCI EAFE NDTR-D Index, and 21.0% Lehman Brothers Aggregate Bond Index.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

122 BALANCED/ASSET ALLOCATION FUNDS	Principal Investors Fund
1-800-547-7754

Principal LifeTime 2035 Fund

Principal Investment Strategies
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance
As the inception date of the Fund is February 29, 2008, historical performance information is not available.

Estimated Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets)

	Advisors	Advisors	Advisors
	Signature*	Select*	Preferred*	Select*	Preferred*
Management Fees	0.1225%	0.1225%	0.1225%	0.1225%	0.1225%
12b-1 Fees	0.3500	0.3000	0.2500	0.1000	N/A
Other Expenses	0.5500	0.4700	0.3400	0.3000	0.2800

Total Gross Operating Fees and Expenses	1.0225%	0.8925%	0.7125%	0.5225%	0.4025%
Acquired Fund (“Underlying Fund”) Operating Expenses	0.7500	0.7500	0.7500	0.7500	0.7500

Total Annual Fund Operating Expenses	1.7725%	1.6425%	1.4625%	1.2725%	1.1525%

*	Principal has contractually agreed to limit the Fund’s expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (not including underlying fund expenses) (expressed as a percent of average net assets on an annualized basis) not to exceed 1.0525% for Advisors Signature Class, 0.9225% for Advisors Select Class, 0.7425% for Advisors Preferred Class, 0.5525% for Select Class, and 0.4325% for Preferred Class.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3
Advisors Signature Class	$180	$558
Advisors Select Class	167	518
Advisors Preferred Class	149	462
Select Class	130	404
Preferred Class	117	366

Principal Investors Fund	BALANCED/ASSET ALLOCATION FUNDS 123
www.principal.com

Principal LifeTime 2040 Fund

Principal Investment Strategies
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance
The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Return (%) as of 12/31 each year (Advisors Select Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	12.38%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-12.12%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Advisors Signature Class	6.07	12.62	6.95
Advisors Select Class	6.22	12.82	7.12
Advisors Preferred Class	6.41	12.98	7.30
Select Class	6.60	13.18	7.48
Preferred Class	6.71	13.32	7.63
S&P 500 Index*	5.49	12.83	4.31
Lehman Brothers Aggregate Bond Index*	6.97	4.42	5.57
MSCI EAFE (Europe, Australia, Far East) Index — NDTR-D*	11.17	21.59	9.83
Russell 3000 Index*(1)	5.14	13.63	5.05
Principal LifeTime 2040 Blended Index*(2)	6.79	13.12	6.89
Morningstar Target-Date 2030+ Category Average*	6.54	12.61	6.03

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on March 1, 2001. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.

*	Lifetime results are measured from the date the Institutional shares were first sold (March 1, 2001).

(1)	The Manager and portfolio manager believe the Russell 3000 Index is a better representation of the universe of investment choices open to the Fund under its investment philosophy than the S&P 500 Index. The S&P 500 Index is also shown.

(2)	The weightings for this blended index as of March 31, 2007, were 61.8% Russell 3000 Index, 24.7% MSCI EAFE NDTR-D Index, and 13.5% Lehman Brothers Aggregate Bond Index. Effective March 31, 2008, the weightings for this blended index will be 61.4% Russell 3000 Index, 24.6% MSCI EAFE NDTR-D Index, and 14.0% Lehman Brothers Aggregate Bond Index.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

124 BALANCED/ASSET ALLOCATION FUNDS	Principal Investors Fund
1-800-547-7754

Principal LifeTime 2045 Fund

Principal Investment Strategies
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance
As the inception date of the Fund is February 29, 2008, historical performance information is not available.

Estimated Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets)

	Advisors	Advisors	Advisors
	Signature*	Select*	Preferred*	Select*	Preferred*
Management Fees	0.1225%	0.1225%	0.1225%	0.1225%	0.1225%
12b-1 Fees	0.3500	0.3000	0.2500	0.1000	N/A
Other Expenses	0.5700	0.4900	0.3600	0.3200	0.3000

Total Gross Operating Fees and Expenses	1.0425%	0.9125%	0.7325%	0.5425%	0.4225%
Acquired Fund (“Underlying Fund”) Operating Expenses	0.7700	0.7700	0.7700	0.7700	0.7700

Total Annual Fund Operating Expenses	1.8125%	1.6825%	1.5025%	1.3125%	1.1925%

*	Principal has contractually agreed to limit the Fund’s expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (not including underlying fund expenses) (expressed as a percent of average net assets on an annualized basis) not to exceed 1.0525% for Advisors Signature Class, 0.9225% for Advisors Select Class, 0.7425% for Advisors Preferred Class, 0.5525% for Select Class, and 0.4325% for Preferred Class.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3
Advisors Signature Class	$184	$570
Advisors Select Class	171	530
Advisors Preferred Class	153	475
Select Class	134	416
Preferred Class	122	379

Principal Investors Fund	BALANCED/ASSET ALLOCATION FUNDS 125
www.principal.com

Principal LifeTime 2050 Fund

Principal Investment Strategies
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance
The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	13.36%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-14.90%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Advisors Signature Class	6.16	13.27	6.39
Advisors Select Class	6.31	13.42	6.57
Advisors Preferred Class	6.41	13.62	6.75
Select Class	6.67	13.84	6.96
Preferred Class	6.80	13.96	7.08
S&P 500 Index*	5.49	12.83	4.31
Lehman Brothers Aggregate Bond Index*	6.97	4.42	5.57
MSCI EAFE (Europe, Australia, Far East) Index — NDTR-D*	11.17	21.59	9.83
Russell 3000 Index*(1)	5.14	13.63	5.05
Principal LifeTime 2050 Blended Index*(2)	6.80	14.08	6.99
Morningstar Target-Date 2030+ Category Average*	6.54	12.61	6.03

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on March 1, 2001. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.

*	Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).

(1)	The Manager and portfolio manager believe the Russell 3000 Index is a better representation of the universe of investment choices open to the Fund under its investment philosophy than the S&P 500 Index. The S&P 500 Index is also shown.

(2)	The weightings for this blended index as of March 31, 2007, were 64.2% Russell 3000 Index, 25.8% MSCI EAFE NDTR-D Index, and 10.0% Lehman Brothers Aggregate Bond Index. Effective March 31, 2008, the weightings for this blended index will be 64.2% Russell 3000 Index, 25.8% MSCI EAFE NDTR-D Index, and 10.0% Lehman Brothers Aggregate Bond Index.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

126 BALANCED/ASSET ALLOCATION FUNDS	Principal Investors Fund
1-800-547-7754

Principal Life Time 2055 Fund

Principal Investment Strategies
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance
As the inception date of the Fund is February 29, 2008, historical performance information is not available.

Estimated Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets)

	Advisors	Advisors	Advisors
	Signature*	Select*	Preferred*	Select*	Preferred*
Management Fees	0.1225%	0.1225%	0.1225%	0.1225%	0.1225%
12b-1 Fees	0.3500	0.3000	0.2500	0.1000	N/A
Other Expenses	0.6700	0.5900	0.4600	0.4200	0.4000

Total Gross Operating Fees and Expenses	1.1425%	1.0125%	0.8325%	0.6425%	0.5225%
Fee Reduction and/or Expense Reimbursement at Principal LifeTime Fund Level*	0.0900	0.0900	0.0900	0.0900	0.0900

Net Expenses	1.0525	0.9225	0.7425	0.5525	0.4325
Acquired Fund (“Underlying Fund”) Operating Expenses	0.7700	0.7700	0.7700	0.7700	0.7700

Total Annual Fund Operating Expenses	1.8225%	1.6925%	1.5125%	1.3225%	1.2025%

*	Principal has contractually agreed to limit the Fund’s expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (not including underlying fund expenses) (expressed as a percent of average net assets on an annualized basis) not to exceed 1.0525% for the Advisors Signature Class, 0.9225% for the Advisors Select Class, 0.7425% for the Advisors Preferred Class, 0.5525% for the Select Class, and 0.4325% for the Preferred Class.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3
Advisors Signature Class	$185	$573
Advisors Select Class	172	533
Advisors Preferred Class	154	478
Select Class	135	419
Preferred Class	123	382

Fees and Expenses of the Principal LifeTime Funds
The following table shows the operating expenses (expressed as a percentage of average daily net assets) incurred by the Advisors Select, Advisors Preferred, Advisors Signature, Preferred and Select Class shares of the Principal LifeTime Funds during the fiscal year ended October 31, 2007. The table also shows the estimated amount of expenses (expressed as a percentage of average daily net assets) indirectly incurred by the Principal LifeTime Funds

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through their investments in the underlying funds based on expenses of the underlying funds for the fiscal year ended October 31, 2007.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets*

Advisors Select Class Shares
							Principal
	Principal	Principal	Principal	Principal	Principal		LifeTime
	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime		Strategic
	2010	2020	2030	2040	2050		Income
For the year ended October 31, 2007	Fund	Fund	Fund	Fund	Fund(1)		Fund(1)
Management Fees	0.1225%	0.1225%	0.1225%	0.1225%	0.1225%		0.1225%
12b-1 Fees	0.3000	0.3000	0.3000	0.3000	0.3000		0.3000
Other Expenses*	0.4500	0.4500	0.4500	0.4500	0.4600		0.4600

Total Gross Operating Fees and Expenses	0.8725%	0.8725%	0.8725%	0.8725%	0.8825	%(1)	0.8825	%(1)
Acquired Fund (Underlying Fund) Operating Expenses	0.6500	0.7000	0.7300	0.7500	0.7600		0.5500

Total Annual Fund Operating Expenses	1.5225%	1.5725%	1.6025%	1.6225%	1.6425%		1.4325%
* Other Expenses Includes:
Service Fee	0.25%	0.25%	0.25%	0.25%	0.25%		0.25%
Administrative Service Fee	0.20	0.20	0.20	0.20	0.20		0.20

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Advisors Preferred Class Shares
							Principal
	Principal	Principal	Principal	Principal	Principal		LifeTime
	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime		Strategic
	2010	2020	2030	2040	2050		Income
For the year ended October 31, 2007	Fund	Fund	Fund	Fund	Fund(1)		Fund(1)
Management Fees	0.1225%	0.1225%	0.1225%	0.1225%	0.1225%		0.1225%
12b-1 Fees	0.2500	0.2500	0.2500	0.2500	0.2500		0.2500
Other Expenses*	0.3200	0.3200	0.3200	0.3200	0.3300		0.3300

Total Gross Operating Fees and Expenses	0.6925%	0.6925%	0.6925%	0.6925%	0.7025	%(1)	0.7025	%(1)
Acquired Fund (Underlying Fund) Operating Expenses	0.6500	0.7000	0.7300	0.7500	0.7600		0.5500

Total Annual Fund Operating Expenses	1.3425%	1.3925%	1.4225%	1.4425%	1.4625%		1.2525%
* Other Expenses Includes:
Service Fee	0.17%	0.17%	0.17%	0.17%	0.17%		0.17%
Administrative Service Fee	0.15	0.15	0.15	0.15	0.15		0.15

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Advisors Signature Class Shares
							Principal
	Principal	Principal	Principal	Principal	Principal		LifeTime
	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime		Strategic
	2010	2020	2030	2040	2050		Income
For the year ended October 31, 2007	Fund	Fund	Fund	Fund	Fund(1)		Fund(1)
Management Fees	0.1225%	0.1225%	0.1225%	0.1225%	0.1225%		0.1225%
12b-1 Fees	0.3500	0.3500	0.3500	0.3500	0.3500		0.3500
Other Expenses*	0.5300	0.5300	0.5300	0.5300	0.5400		0.5400

Total Gross Operating Fees and Expenses	1.0025%	1.0025%	1.0025%	1.0025%	1.0125	%(1)	1.0125	%(1)
Acquired Fund (Underlying Fund) Operating Expenses	0.6500	0.7000	0.7300	0.7500	0.7600		0.5500

Total Annual Fund Operating Expenses	1.6525%	1.7025%	1.7325%	1.7525%	1.7725%		1.5625%
* Other Expenses Includes:
Service Fee	0.25%	0.25	0.25	0.25	0.25		0.25
Administrative Service Fee	0.28	0.28	0.28	0.28	0.28		0.28

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

128 BALANCED/ASSET ALLOCATION FUNDS	Principal Investors Fund
1-800-547-7754

Preferred Class Shares
							Principal
	Principal	Principal	Principal	Principal	Principal		LifeTime
	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime		Strategic
	2010	2020	2030	2040	2050		Income
For the year ended October 31, 2007	Fund	Fund	Fund	Fund	Fund(1)		Fund(1)
Management Fees	0.1225%	0.1225%	0.1225%	0.1225%	0.1225%		0.1225%
12b-1 Fees	0.0000	0.0000	0.0000	0.0000	0.0000		0.0000
Other Expenses*	0.2600	0.2600	0.2600	0.2600	0.2700		0.2700

Total Gross Operating Fees and Expenses	0.3825%	0.3825%	0.3825%	0.3825%	0.3925	%(1)	0.3925	%(1)
Acquired Fund (Underlying Fund) Operating Expenses	0.6500	0.7000	0.7300	0.7500	0.7600		0.5500

Total Annual Fund Operating Expenses	1.0325%	1.0825%	1.1125%	1.1325%	1.1525%		0.9425%
* Other Expenses Includes:
Service Fee	0.15%	0.15%	0.15%	0.15%	0.15%		0.15%
Administrative Service Fee	0.11	0.11	0.11	0.11	0.11		0.11

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Select Class Shares
							Principal
	Principal	Principal	Principal	Principal	Principal		LifeTime
	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime		Strategic
	2010	2020	2030	2040	2050		Income
For the year ended October 31, 2007	Fund	Fund	Fund	Fund	Fund(1)		Fund(1)
Management Fees	0.1225%	0.1225%	0.1225%	0.1225%	0.1225%		0.1225%
12b-1 Fees	0.1000	0.1000	0.1000	0.1000	0.1000		0.1000
Other Expenses*	0.2800	0.2800	0.2800	0.2800	0.2900		0.2900

Total Gross Operating Fees and Expenses	0.5025%	0.5025%	0.5025%	0.5025%	0.5125	%(1)	0.5125	%(1)
Acquired Fund (Underlying Fund) Operating Expenses	0.6500	0.7000	0.7300	0.7500	0.7600		0.5500

Total Annual Fund Operating Expenses	1.1525%	1.2025%	1.2325%	1.2525%	1.2725%		1.0625%
* Other Expenses Includes:
Service Fee	0.15%	0.15%	0.15%	0.15%	0.15%		0.15%
Administrative Service Fee	0.13	0.13	0.13	0.13	0.13		0.13

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

Advisors Select Class Shares
	Number of years you own your shares
	1	3	5	10
Principal LifeTime 2010 Fund	$155	$481	$830	$1,815
Principal LifeTime 2020 Fund	$160	$496	$856	$1,870
Principal LifeTime 2030 Fund	$163	$506	$872	$1,903
Principal LifeTime 2040 Fund	$165	$512	$883	$1,925
Principal LifeTime 2050 Fund	$167	$518	$893	$1,946
Principal LifeTime Strategic Income Fund	$146	$453	$783	$1,716

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Advisors Preferred Class Shares
	Number of years you own your shares
	1	3	5	10
Principal LifeTime 2010 Fund	$137	$425	$735	$1,615
Principal LifeTime 2020 Fund	$142	$441	$762	$1,671
Principal LifeTime 2030 Fund	$145	$450	$778	$1,705
Principal LifeTime 2040 Fund	$147	$456	$788	$1,727
Principal LifeTime 2050 Fund	$149	$462	$799	$1,749
Principal LifeTime Strategic Income Fund	$128	$397	$688	$1,514

Advisors Signature Class Shares
	Number of years you own your shares
	1	3	5	10
Principal LifeTime 2010 Fund	$168	$521	$898	$1,957
Principal LifeTime 2020 Fund	$173	$536	$924	$2,011
Principal LifeTime 2030 Fund	$176	$546	$940	$2,044
Principal LifeTime 2040 Fund	$178	$552	$950	$2,065
Principal LifeTime 2050 Fund	$180	$558	$961	$2,087
Principal LifeTime Strategic Income Fund	$159	$493	$851	$1,859

Preferred Class Shares
	Number of years you own your shares
	1	3	5	10
Principal LifeTime 2010 Fund	$105	$329	$570	$1,262
Principal LifeTime 2020 Fund	$110	$344	$597	$1,320
Principal LifeTime 2030 Fund	$113	$354	$613	$1,355
Principal LifeTime 2040 Fund	$115	$360	$624	$1,377
Principal LifeTime 2050 Fund	$117	$366	$634	$1,400
Principal LifeTime Strategic Income Fund	$96	$300	$521	$1,158

Select Class Shares
	Number of years you own your shares
	1	3	5	10
Principal LifeTime 2010 Fund	$117	$366	$634	$1,400
Principal LifeTime 2020 Fund	$123	$382	$661	$1,457
Principal LifeTime 2030 Fund	$126	$391	$677	$1,491
Principal LifeTime 2040 Fund	$128	$397	$688	$1,514
Principal LifeTime 2050 Fund	$130	$404	$698	$1,537
Principal LifeTime Strategic Income Fund	$108	$338	$586	$1,297

130 BALANCED/ASSET ALLOCATION FUNDS	Principal Investors Fund
1-800-547-7754

Strategic Asset Management (“SAM”) Portfolios

Principal Investors Fund provides a broad selection of investment choices, including asset allocation strategies available through the Flexible Income, Conservative Balanced, Balanced, Conservative Growth, and Strategic Growth Portfolios (each a “Portfolio,” collectively the “Portfolios”). The SAM Portfolios currently offer you the opportunity to pursue a variety of specially constructed asset allocation strategies. The Portfolios are designed for long-term investors seeking total return or long-term capital appreciation. The SAM Portfolios invest principally in Institutional Class shares of equity funds and fixed-income funds (“Underlying Funds”). Each of the SAM Portfolios may invest in any of the Institutional Class shares of the equity funds or fixed-income funds of Principal Investors Fund, at the Sub-Advisor’s discretion. Each of the Underlying Funds is a series of Principal Investors Fund. The Sub-Advisor for the Portfolios is Edge Asset Management, Inc. (“Edge”).

Main Strategies for the Portfolios
In pursuing its investment objective, each Portfolio typically allocates its assets, within predetermined percentage ranges, among certain of the Underlying Funds described in this prospectus. The Portfolios may temporarily exceed one or more of the applicable percentage limits for short periods. The percentages reflect the extent to which each Portfolio will normally invest in the particular market segment represented by each Underlying Fund, and the varying degrees of potential investment risk and reward represented by each Portfolio’s investments in those market segments and their corresponding Underlying Funds. Edge may alter these percentage ranges when it deems appropriate. The assets of each Portfolio will be allocated among the Underlying Funds in accordance with its investment objective, Edge’s outlook for the economy and the financial markets, and the relative market valuations of the Underlying Funds.

In addition, in order to meet liquidity needs or for temporary defensive purposes, each Portfolio may invest, without limit, directly in stock or bond index futures and options thereon and the following short-term instruments:

•	short-term securities issued by the U.S. government, its agencies, instrumentalities, authorities, or political subdivisions;
•	other short-term fixed-income securities rated A or higher by Moody’s Investors Services, Inc. (“Moody’s”), Fitch Ratings (“Fitch”), or Standard & Poor’s (“S&P”) or, if unrated, of comparable quality in the opinion of Edge;
•	commercial paper, including master notes;
•	bank obligations, including negotiable certificates of deposit, time deposits, and bankers’ acceptances; and
•	repurchase agreements.

At the time a Portfolio invests in any commercial paper, bank obligations, or repurchase agreements, the issuer must have outstanding debt rated A or higher by Moody’s or the issuer’s parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody’s or A-1 by S&P or equivalent ratings by Fitch; if no such ratings are available, the investment must be of comparable quality in the opinion of Edge. In addition to purchasing shares of the Funds, a Portfolio may use futures contracts and options in order to remain effectively fully invested in proportions consistent with Edge’s current asset allocation strategy for the Portfolio. Specifically, each Portfolio may enter into futures contracts and options thereon, provided that the aggregate deposits required on these contracts do not exceed 5% of the Portfolio’s total assets. A Portfolio may also use futures contracts and options for bona fide hedging purposes. Futures contracts and options may also be used to reallocate the Portfolio’s assets among asset categories while minimizing transaction costs, to maintain cash reserves while simulating full investment, to facilitate trading, to seek higher investment returns, or to simulate full investment when a futures contract is priced attractively or is otherwise considered more advantageous than the underlying security or index.

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The principal investment strategies for each Portfolio are further described below in the description of each of the Portfolios, but there are some general principles Edge applies in making investment decisions. When making decisions about how to allocate a Portfolio’s assets, Edge will generally consider, among other things, the following factors:

Federal Reserve monetary policy	Government budget deficits	State and federal fiscal policies
Consumer debt	Tax policy	Trade pacts
Corporate profits	Demographic trends	Interest rate changes
Governmental elections	Mortgage demand	Business confidence
Employment trends	Business spending	Geopolitical risks
Consumer spending	Inflationary pressures	Wage and payroll trends
Currency flows	Housing trends	Investment flows
Commodity prices	GDP growth	Import prices
Yield spreads	Historical financial market returns	Factory capacity utilization
Stock market volume	Inventories	Market capitalization relative values
Capital goods expenditures	Investor psychology	Productivity growth
Historical asset class returns	Technology trends	Asset class correlations
Cyclical and secular economic trends	Risk/return characteristics	Business activity
Volatility analysis	Stock valuations	Performance attribution by allocation and sector
Consumer confidence

Main Risks
There can be no assurance that any Portfolio will achieve its investment objective. The net asset value of each Portfolio’s shares is affected by changes in the value of the shares of the Underlying Funds it owns. Each Portfolio’s investments are invested in the Underlying Funds and, as a result, the Portfolio’s performance is directly related to their performance. A Portfolio’s ability to meet its investment objective depends on the ability of the Underlying Funds to achieve their investment objectives.

Each Portfolio’s broad diversification is designed to help cushion severe losses in any one investment sector and moderate the Portfolio’s overall price swings. However, the Portfolio’s share prices will fluctuate as the prices of the Underlying Funds rise or fall with changing market conditions.

Each Portfolio is subject to the particular risks of the Underlying Funds in the proportions in which the Portfolio invests in them.

The greater the investment by each Portfolio in underlying funds that invest primarily in stocks, the greater the potential exposure to the following risks (as defined in Appendix A):

•	Equity Securities Risk
•	Derivatives Risk
•	Active Trading Risk
•	Growth Stock Risk
•	Market Segment (LargeCap) Risk
•	Underlying Fund Risk
•	Value Stock Risk
•	Exchange Rate Risk

The greater the investment by each Portfolio in Underlying Funds that invest primarily in bonds, or other forms of fixed-income securities, the greater the potential exposure to the following risks (as defined in Appendix A):

•	Fixed-Income Risk
•	U.S. Government Securities Risk
•	U.S. Government Sponsored Securities Risk
•	Municipal Securities Risk
•	Prepayment Risk
•	Real Estate Securities Risk
•	Portfolio Duration Risk
•	High Yield Securities Risk
•	Eurodollar and Yankee Obligations Risk

132 BALANCED/ASSET ALLOCATION FUNDS	Principal Investors Fund
1-800-547-7754

The greater the investment by each Portfolio in Underlying Funds that invest in foreign investments, the greater the exposure to the following risks (as defined in Appendix A):

•	Foreign Securities Risk
•	Market Segment Risk
•	Exchange Rate Risk
•	Derivatives Risk
•	Small Company Risk

Each Portfolio is also subject to the following risks:

Securities Lending Risk (as defined in Appendix A).

Payment In Kind Liquidity Risk. Under certain circumstances, an Underlying Fund may determine to pay a redemption request by a Portfolio wholly or partly by a distribution-in-kind of securities from its portfolio, instead of cash. In such cases, the Portfolios may hold portfolio securities until Edge determines that it is appropriate to dispose of such securities.

Conflict of Interest Risk. The officers, directors, Principal, Sub-Advisor, Distributors, and transfer agent of the Portfolios serve in the same capacities for the Underlying Funds. Conflicts may arise as these persons and companies seek to fulfill their responsibilities to the Portfolios and the Underlying Funds. Because Edge and its affiliated companies earn different fees from the Underlying Funds in which the Portfolios invest, there may be a conflict between the interests of the Portfolios and the economic interests of Edge and its affiliates.

Edge has provided investment advice to each SAM Portfolio since its inception.

As of October 31, 2007, the Portfolios’ assets were allocated among the Underlying Funds as follows:

		Conservative	Conservative	Flexible	Strategic
	Balanced	Balanced	Growth	Income	Growth
Underlying Fund	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Disciplined LargeCap Blend Fund	10.91%	7.47%	13.87%	5.83%	15.52%
Diversified International Fund	7.90%	5.37%	10.05%	—	11.24%
Equity Income Fund I	13.96%	9.60%	17.77%	5.45%	18.91%
High Yield Fund II	4.40%	5.68%	2.45%	6.63%	3.73%
Income Fund	9.79%	17.09%	4.02%	24.44%	—
International Emerging Markets Fund	2.19%	1.47%	2.81%	—	3.09%
LargeCap Growth Fund	18.78%	12.59%	23.35%	8.45%	25.64%
MidCap Stock Fund	3.53%	2.55%	4.87%	2.26%	5.84%
Money Market Fund	0.50%	0.00%	0.00%	—	0.00%
Mortgage Securities Fund	16.26%	25.33%	6.69%	30.78%	—
Real Estate Securities Fund	2.31%	1.69%	2.95%	1.19%	3.28%
Short Term Income Fund	0.84%	5.28%	—	11.53%	—
SmallCap Growth Fund	1.93%	1.24%	2.59%	1.07%	2.78%
SmallCap Value Fund	1.64%	1.14%	2.12%	0.99%	2.34%
West Coast Equity Fund	5.06%	3.50%	6.46%	1.38%	7.63%

Total	100.00%	100.00%	100.00%	100.00%	100.00%

Other Common Risks. Each of the Portfolios may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and strategic transactions (derivatives) such as futures contracts and options. Therefore, the Portfolios are subject to the risks associated with such investments including:

•	Fixed-Income Securities Risk
•	U.S. Government Securities Risk
•	Derivatives Risk

Historical Performance
A bar chart and table showing the historical investment performance of each SAM Portfolio are provided with the description of each Portfolio. The bar chart for each Portfolio shows how the Portfolio’s total return has varied year-by-year, and the table for the Portfolio shows the performance of its shares over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the risks of investing in the Portfolio. A Portfolio’s past performance is not necessarily an indication of how the Portfolio will perform in the future. Each Portfolio’s investment return is net of the operating expenses of each of the Underlying Funds.

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Flexible Income Portfolio

Objective:	The Portfolio seeks to provide a high level of total return (consisting of reinvestment of income with some capital appreciation). In general, relative to the other Portfolios, the Flexible Income Portfolio should offer investors the potential for a high level of income and a low level of capital growth, while exposing them to a low level of principal risk.

Principal Investment Strategies
The Portfolio operates as a fund of funds and invests principally in underlying funds.

The Portfolio:

•	may invest up to 40% of its assets in any single fixed-income fund as well as cash equivalents

•	generally invests no more than 30% of its net assets in equity funds

•	may invest up to 30% of its assets in any single equity fund.

The Portfolio may also invest in U.S. Government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements and strategic transactions (derivatives) such as futures contracts and options.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Class Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	6.13%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-2.01%

134 BALANCED/ASSET ALLOCATION FUNDS	Principal Investors Fund
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Average Annual Total Returns (%)(1)

For the period ended December 31, 2007	1 Year	5 Years	10 Years
Advisors Signature Class	5.03	6.26	5.84
Advisors Select Class	5.27	6.42	5.99
Advisors Preferred Class	5.45	6.48	6.05
Select Class	5.56	6.50	6.06
Preferred Class	5.70	6.53	6.07
Lehman Brothers Aggregate Bond Index(2)	6.97	4.42	5.97
S&P 500 Index(2)	5.49	12.83	5.91
20% S&P 500 Index and 80% Lehman Brothers Aggregate Bond Index(2)	6.93	6.22	6.24
Morningstar Conservative Allocation Category Average	4.53	7.13	4.91

(1)	The Portfolio commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund’s Class A shares adjusted to reflect the fees and expenses of these classes. The adjustments result in performance (for periods prior to the date these classes began operations) that is no higher than the historical performance of Class A shares. The predecessor fund commenced operations on July 25, 1996. The Portfolio’s performance between 1996 and 1999 benefited from the agreement of the Portfolio’s previous adviser and its affiliates to limit the Portfolio’s expenses.

(2)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Portfolio’s performance, see “Risk/Return Summary-Investment Results.”

Conservative Balanced Portfolio

Objective:	The Portfolio seeks to provide a high level of total return (consisting of reinvestment of income and capital appreciation), consistent with a moderate degree of principal risk. In general, relative to the other Portfolios, the Conservative Balanced Portfolio should offer investors the potential for a medium to high level of income and a medium to low level of capital growth, while exposing them to a medium to low level of principal risk.

Principal Investment Strategies
The Portfolio operates as a fund of funds and invests principally in underlying funds.

The Portfolio:

•	invests between 40% and 80% of its net assets in a combination of fixed-income funds and cash equivalents and between 20% and 60% of its net assets in equity funds

•	may invest up to 40% of its assets in any single fixed-income fund as well as cash equivalents

•	may invest up to 30% of its assets in any single equity fund

The Portfolio may also invest in U.S. Government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements and strategic transactions (derivatives) such as futures contracts and options.

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Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Class Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	8.00%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-4.84%

Average Annual Total Returns (%)(1)

For the period ended December 31, 2007	1 Year	5 Years	10 Years
Advisors Signature Class	6.64	8.28	5.05
Advisors Select Class	6.80	8.43	5.17
Advisors Preferred Class	6.99	8.49	5.23
Select Class	7.10	8.51	5.24
Preferred Class	7.33	8.56	5.26
Lehman Brothers Aggregate Bond Index(2)	6.97	4.42	5.97
S&P 500 Index(2)	5.49	12.83	5.91
40% S&P 500 Index and 60% Lehman Brothers Aggregate Bond Index(2)	6.77	7.97	6.37
Morningstar Conservative Allocation Category Average	4.53	7.13	4.91

(1)	The Portfolio commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund’s Class A shares adjusted to reflect the fees and expenses of these classes. The adjustments result in performance (for periods prior to the date these classes began operations) that is no higher than the historical performance of Class A shares. The predecessor fund commenced operations on July 25, 1996. The Portfolio’s performance between 1996 and 1999 benefited from the agreement of the Portfolio’s previous adviser and its affiliates to limit the Portfolio’s expenses.

(2)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Portfolio’s performance, see “Risk/Return Summary-Investment Results.”

Balanced Portfolio

Objective:	The Portfolio seeks to provide as high a level of total return (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk. In general, relative to the other Portfolios, the Balanced Portfolio should offer investors the potential for a medium level of income and a medium level of capital growth, while exposing them to a medium level of principal risk.

Principal Investment Strategies
The Portfolio operates as a fund of funds and invests principally in underlying funds.

The Portfolio:

•	invests between 30% and 70% of its net assets in equity funds and between 30% and 70% of its net assets in fixed-income funds and cash equivalents

•	may invest up to 30% of its assets in any single equity fund

•	may invest up to 40% of its assets in any single fixed-income fund as well as cash equivalents

The Portfolio may also invest in U.S. Government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and strategic transactions (derivatives) such as futures contracts and options.

136 BALANCED/ASSET ALLOCATION FUNDS	Principal Investors Fund
1-800-547-7754

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Class Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q4 ’99	15.42%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-8.80%

Average Annual Total Returns (%)(1)

For the period ended December 31, 2007	1 Year	5 Years	10 Years
Advisors Signature Class	7.63	10.44	8.04
Advisors Select Class	7.77	10.59	8.18
Advisors Preferred Class	7.97	10.69	8.27
Select Class	8.17	10.73	8.29
Preferred Class	8.30	10.76	8.30
Lehman Brothers Aggregate Bond Index(2)	6.97	4.42	5.97
S&P 500 Index(2)	5.49	12.83	5.91
60% S&P 500 Index/40% Lehman Brothers Aggregate Bond Index(2)	6.47	9.65	6.36
Morningstar Moderate Allocation Category Average	5.99	10.24	5.99

(1)	The Portfolio commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund’s Class A shares adjusted to reflect the fees and expenses of these classes. The adjustments result in performance (for periods prior to the date these classes began operations) that is no higher than the historical performance of Class A shares. The predecessor fund commenced operations on July 25, 1996. The Portfolio’s performance between 1996 and 1999 benefited from the agreement of the Portfolio’s previous adviser and its affiliates to limit the Portfolio’s expenses.

(2)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Portfolio’s performance, see “Risk/Return Summary-Investment Results.”

Conservative Growth Portfolio

Objective:	The Portfolio seeks to provide long-term capital appreciation. In general, relative to the other Portfolios, the Conservative Growth Portfolio should offer investors the potential for a low to medium level of income and a medium to high level of capital growth, while exposing them to a medium to high level of principal risk.

Principal Investment Strategies
The Portfolio operates as a fund of funds and invests principally in underlying funds.

The Portfolio:

•	generally invests at least 60% of its net assets in equity funds

•	may invest up to 40% of its assets in any single equity fund

•	may invest up to 30% of its assets in any single fixed-income fund as well as cash equivalents

The Portfolio may also invest in U.S. Government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and strategic transactions (derivatives) such as futures contracts and options.

Principal Investors Fund	BALANCED/ASSET ALLOCATION FUNDS 137
www.principal.com

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Class Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q4 ’99	22.14%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’01 and Q3 ’02	-12.70%

Average Annual Total Returns (%)(1)

For the period ended December 31, 2007	1 Year	5 Years	10 Years
Advisors Signature Class	8.41	12.50	8.83
Advisors Select Class	8.54	12.64	8.97
Advisors Preferred Class	8.78	12.73	9.05
Select Class	8.98	12.77	9.07
Preferred Class	9.12	12.80	9.08
Lehman Brothers Aggregate Bond Index(2)	6.97	4.42	5.97
S&P 500 Index(2)	5.49	12.83	5.91
80% S&P 500 Index and 20% Lehman Brothers Aggregate Bond Index(2)	6.05	11.27	6.20
Morningstar Moderate Allocation Category Average	5.99	10.24	5.99

(1)	The Portfolio commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund’s Class A shares adjusted to reflect the fees and expenses of these classes. The adjustments result in performance (for periods prior to the date these classes began operations) that is no higher than the historical performance of Class A shares. The predecessor fund commenced operations on July 25, 1996. The Portfolio’s performance between 1996 and 1999 benefited from the agreement of the Portfolio’s previous adviser and its affiliates to limit the Portfolio’s expenses.

(2)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Portfolio’s performance, see “Risk/Return Summary-Investment Results.”

Strategic Growth Portfolio

Objective:	The Portfolio seeks to provide long-term capital appreciation. In general, relative to the other Portfolios, the Strategic Growth Portfolio should offer investors the potential for a high level of capital growth, and a corresponding level of principal risk.

Principal Investment Strategies
The Portfolio operates as a fund of funds and invests principally in underlying funds.

The Portfolio:

•	generally invests at least 75% of its net assets in equity funds

•	may invest up to 50% of its assets in any single equity fund

•	may invest up to 25% of its assets in any single fixed-income fund as well as cash equivalents.

The Portfolio may also invest in U.S. Government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and strategic transactions (derivatives) such as futures contracts and options.

138 BALANCED/ASSET ALLOCATION FUNDS	Principal Investors Fund
1-800-547-7754

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Class Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q4 ’99	25.21%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’01	-16.73%

Average Annual Total Returns (%)(1)

For the period ended December 31, 2007	1 Year	5 Years	10 Years
Advisors Signature Class	8.71	13.91	9.05
Advisors Select Class	8.85	14.03	9.17
Advisors Preferred Class	9.03	14.08	9.22
Select Class	9.23	14.12	9.24
Preferred Class	9.41	14.16	9.26
Lehman Brothers Aggregate Bond Index(2)	6.97	4.42	5.97
S&P 500 Index(2)	5.49	12.83	5.91
Russell 3000 Index(2)	5.14	13.63	6.22
Morningstar Large Blend Category Average	6.16	12.63	5.92

(1)	The Portfolio commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund’s Class A shares adjusted to reflect the fees and expenses of these classes. The adjustments result in performance (for periods prior to the date these classes began operations) that is no higher than the historical performance of Class A shares. The predecessor fund commenced operations on July 25, 1996. The Portfolio’s performance between 1996 and 1999 benefited from the agreement of the Portfolio’s previous adviser and its affiliates to limit the Portfolio’s expenses.

(2)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Portfolio’s performance, see “Risk/Return Summary-Investment Results.”

Fees and Expenses of the Portfolios
The following table shows the operating expenses (expressed as a percentage of average daily net assets) incurred by the Advisors Select, Advisors Preferred, Advisors Signature, Preferred and Select Class shares of the Strategic Asset Management Portfolios during the fiscal year ended October 31, 2007. The table also shows the estimated amount of expenses (expressed as a percentage of average daily net assets) indirectly incurred by the Strategic Asset Management Portfolios through their investments in the underlying funds based on expenses of the underlying funds for the fiscal year ended October 31, 2007.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets*

Advisors Select Class Shares
	Flexible	Conservative		Conservative	Strategic
	Income	Balanced	Balanced	Growth	Growth
For The Year Ended October 31, 2007	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Management Fees	0.31%	0.31%	0.31%	0.31%	0.31%
12b-1 Fees	0.30	0.30	0.30	0.30	0.30
Other Expenses	0.45	0.45	0.45	0.45	0.45

Total Gross Operating Fees and Expenses	1.06%	1.06%	1.06%	1.06%	1.06%
Acquired Fund (Underlying Fund) Operating Expenses	0.53	0.57	0.60	0.63	0.65

Total Annual Fund Operating Expenses	1.59%	1.63%	1.66%	1.69%	1.71%

Principal Investors Fund	BALANCED/ASSET ALLOCATION FUNDS 139
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets*

Advisors Preferred Class Shares
	Flexible	Conservative		Conservative	Strategic
	Income	Balanced	Balanced	Growth	Growth
For The Year Ended October 31, 2007	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Management Fees	0.31%	0.31%	0.31%	0.31%	0.31%
12b-1 Fees	0.25	0.25	0.25	0.25	0.25
Other Expenses	0.32	0.32	0.32	0.32	0.32

Total Gross Operating Fees and Expenses	0.88%	0.88%	0.88%	0.88%	0.88%
Acquired Fund (Underlying Fund) Operating Expenses	0.53	0.57	0.60	0.63	0.65

Total Annual Fund Operating Expenses	1.41%	1.45%	1.48%	1.51%	1.53%

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets*

Advisors Signature Class Shares
	Flexible	Conservative		Conservative	Strategic
	Income	Balanced	Balanced	Growth	Growth
For The Year Ended October 31, 2007	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Management Fees	0.31%	0.31%	0.31%	0.31%	0.31%
12b-1 Fees	0.35	0.35	0.35	0.35	0.35
Other Expenses	0.53	0.53	0.53	0.53	0.53

Total Gross Operating Fees and Expenses	1.19%	1.19%	1.19%	1.19%	1.19%
Acquired Fund (Underlying Fund) Operating Expenses	0.53	0.57	0.60	0.63	0.65

Total Annual Fund Operating Expenses	1.72%	1.76%	1.79%	1.82%	1.84%

Annual Fund Operating Expenses
(Expenses that are deducted from Fund Assets) as a Percentage of Average Daily Net Assets*

Preferred Class Shares
	Flexible	Conservative		Conservative	Strategic
	Income	Balanced	Balanced	Growth	Growth
For The Year Ended October 31, 2007	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Management Fees	0.31%	0.31%	0.31%	0.31%	0.31%
12b-1 Fees	0.00%	0.00%	0.00%	0.00%	0.00%
Other Expenses	0.26%	0.26%	0.26%	0.26%	0.26%

Total Gross Operating Fees and Expenses	0.57%	0.57%	0.57%	0.57%	0.57%
Acquired Fund (Underlying Fund) Operating Expenses	0.53%	0.57%	0.60%	0.63%	0.65%

Total Annual Fund Operating Expenses	1.10%	1.14%	1.17%	1.20%	1.22%

Annual Fund Operating Expenses
(Expenses that are deducted from Fund Assets) as a Percentage of Average Daily Net Assets*

Select Class Shares
	Flexible	Conservative		Conservative	Strategic
	Income	Balanced	Balanced	Growth	Growth
For The Year Ended October 31, 2007	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Management Fees	0.31%	0.31%	0.31%	0.31%	0.31%
12b-1 Fees	0.10%	0.10%	0.10%	0.10%	0.10%
Other Expenses	0.28%	0.28%	0.28%	0.28%	0.28%

Total Gross Operating Fees and Expenses	0.69%	0.69%	0.69%	0.69%	0.69%
Acquired Fund (Underlying Fund) Operating Expenses	0.53%	0.57%	0.60%	0.63%	0.65%

Total Annual Fund Operating Expenses	1.22%	1.26%	1.29%	1.32%	1.34%

140 BALANCED/ASSET ALLOCATION FUNDS	Principal Investors Fund
1-800-547-7754

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

Advisors Select Class Shares

	Number of years you own your shares
	1	3	5	10
Flexible Income Portfolio	$162	$502	$866	$1,889
Conservative Balanced Portfolio	166	521	900	1,965
Balanced Portfolio	169	523	902	1,965
Conservative Growth Portfolio	172	533	918	1,998
Strategic Growth Portfolio	174	539	928	2,019

Advisors Preferred Class Shares

	Number of years you own your shares
	1	3	5	10
Flexible Income Portfolio	$144	$446	$771	$1,691
Conservative Balanced Portfolio	148	459	792	1,735
Balanced Portfolio	151	468	808	1,768
Conservative Growth Portfolio	154	477	824	1,802
Strategic Growth Portfolio	156	483	834	1,824

Advisors Signature Class Shares

	Number of years you own your shares
	1	3	5	10
Flexible Income Portfolio	$175	$542	$933	$2,030
Conservative Balanced Portfolio	179	554	954	2,073
Balanced Portfolio	182	563	970	2,105
Conservative Growth Portfolio	185	573	985	2,137
Strategic Growth Portfolio	187	579	995	2,159

Preferred Class Shares

	Number of years you own your shares
	1	3	5	10
Flexible Income Portfolio	$112	$350	$606	$1,340
Conservative Balanced Portfolio	116	362	628	1,386
Balanced Portfolio	119	372	644	1,420
Conservative Growth Portfolio	122	381	660	1,455
Strategic Growth Portfolio	124	387	670	1,477

Select Class Shares

	Number of years you own your shares
	1	3	5	10
Flexible Income Portfolio	$124	$387	$670	$1,477
Conservative Balanced Portfolio	128	400	692	1,523
Balanced Portfolio	131	409	708	1,556
Conservative Growth Portfolio	134	418	723	1,590
Strategic Growth Portfolio	136	425	734	1,613

Principal Investors Fund	BALANCED/ASSET ALLOCATION FUNDS 141
www.principal.com

SHORT-TERM FIXED INCOME FUNDS

Money Market Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks as high a level of current income as is considered consistent with preservation of principal and maintenance of liquidity.

Investor Profile:	The Fund may be an appropriate investment for investors seeking monthly dividends without incurring much principal risk.

Main Strategies and Risks
The Fund invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which PGI believes present minimal credit risks. At the time the Fund purchases each security, it is an “eligible security” as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Fund maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Fund may sell a security before it matures:

•	to take advantage of market variations;
•	to generate cash to cover sales of Fund shares by its shareholders; or
•	upon revised credit opinions of the security’s issuer.

The sale of a security by the Fund before maturity may not be in the best interest of the Fund. The sale of portfolio securities is usually a taxable event. The Fund does have an ability to borrow money to cover the redemption of Fund shares.

It is the policy of the Fund to be as fully invested as possible to maximize current income. Securities in which the Fund invests include:

•	securities issued or guaranteed by the U.S. government, including Treasury bills, notes and bonds;
•	securities issued or guaranteed by agencies or instrumentalities of the U.S. government. These are backed either by the full faith and credit of the U.S. government or by the credit of the particular agency or instrumentality;
•	bank obligations including:

•	certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or,
•	bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.

•	commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;
•	corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Fund has 397 days or less remaining to maturity;
•	repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
•	taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

As with all mutual funds, the value of the Fund’s assets may rise or fall. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

142 SHORT-TERM FIXED INCOME FUNDS	Principal Investors Fund
1-800-547-7754

Among the certificates of deposit typically held by the Fund are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Before the Sub-Advisor selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Municipal Securities Risk
•	Fixed-Income Securities Risk
•	Eurodollar and Yankee Obligations Risk
•	U.S. Government Sponsored Securities Risk

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

Calendar Year Total Return (%) as of 12/31 each year (Advisors Select Shares)

Highest return for a quarter during the period of the bar chart above:	Q1 ’01	1.22%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’03 through Q2 ’04	0.00%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Advisors Signature Class	4.13	2.02	2.01
Advisors Select Class	4.24	2.14	2.13
Advisors Preferred Class	4.46	2.32	2.31
Select Class	4.65	2.50	2.50
Preferred Class	4.76	2.63	2.63
Lehman Brothers U.S. Treasury Bellwethers 3 Month Index*	5.11	3.08	3.04

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.

*	Lifetime results are measured from the date these share classes were first sold (December 6, 2000).

Call the Principal Investors Fund at 1-800-547-7754 to get the current 7-day yield for the Money Market Fund.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Investors Fund	SHORT-TERM FIXED INCOME FUNDS 143
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.38%	0.38%	0.38%	0.38%	0.38%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.54	0.46	0.33	0.29	0.27

Total Annual Fund Operating Expenses	1.27%	1.14%	0.96%	0.77%	0.65%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$129	$403	$697	$1,534
Advisors Select Class	116	362	628	1,386
Advisors Preferred Class	98	306	531	1,178
Select Class	79	246	428	954
Preferred Class	66	208	362	810

144 SHORT-TERM FIXED INCOME FUNDS	Principal Investors Fund
1-800-547-7754

Short-Term Bond Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks to provide current income.

Investor Profile:	The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

Main Strategies and Risks
The Fund invests primarily in short-term fixed-income securities. Under normal circumstances, the Fund maintains an effective maturity of four years or less and a dollar-weighted effective maturity of not more than three years. In determining the average effective maturity of the Fund’s assets, the maturity date of a callable security or prepayable securities may be adjusted to reflect the judgment of PGI regarding the likelihood of the security being called or prepaid. The Fund considers the term “bond” to mean any debt security. Under normal circumstances, it invests at least 80% of its net assets (plus any borrowings for investment purposes) in:

•	securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
•	debt securities of U.S. issuers rated in the four highest grades by Standard & Poor’s Rating Service or Moody’s Investors Service, Inc. or, if unrated, in the opinion of PGI of comparable quality; and
•	mortgage-backed securities representing an interest in a pool of mortgage loans.

The Fund may invest up to 15% of its assets in below-investment-grade fixed-income securities (“junk bonds”), and lend its portfolio securities to brokers, dealers and other financial institutions. Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

PGI may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

During the fiscal year ended October 31, 2007, the average ratings of the Fund’s assets, based on market value at each month-end, were as follows (all ratings are by Moody’s):

64.12% in securities rated Aaa
5.29% in securities rated Aa
7.30% in securities rated A
17.55% in securities rated Baa
3.59% in securities rated Ba
2.11% in securities rated B
0.03% in securities rated Caa
0.00% in securities rated Ca
0.01% in securities rated C

The above percentage for Caa rated securities include unrated securities in the amount of 0.01% which have been determined by PGI to be of comparable quality.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Fixed-Income Securities Risk
•	High Yield Securities Risk
•	U.S. Government Sponsored Securities Risk
•	Derivatives Risk
•	Portfolio Duration Risk
•	U.S. Government Securities Risk
•	Securities Lending Risk
•	Active Trading Risk
•	Prepayment Risk
•	Real Estate Securities Risk

Principal Investors Fund	SHORT-TERM FIXED INCOME FUNDS 145
www.principal.com

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Class Shares)

Highest return for a quarter during the period of the bar chart above:	Q3 ’01	3.68%
Lowest return for a quarter during the period of the bar chart above:	Q2 ’04	-1.77%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Advisors Signature Class	2.68	2.05	3.48
Advisors Select Class	3.45	2.20	3.59
Advisors Preferred Class	2.96	2.35	3.79
Select Class	3.20	2.50	3.81
Preferred Class	3.29	2.59	4.01
Lehman Brothers MF (1-3) US Government Credit Index(1)*	6.83	3.37	4.48
Lehman Brothers Mutual Fund 1-5 Gov’t/Credit Index*	8.16	3.30	4.98
Morningstar Short-Term Bond Category Average*	4.29	2.88	3.80

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.

*	Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).

(1)	This index is now the benchmark against which the Fund measures its performance. Principal and portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

146 SHORT-TERM FIXED INCOME FUNDS	Principal Investors Fund
1-800-547-7754

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.40%	0.40%	0.40%	0.40%	0.40%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.54	0.46	0.33	0.29	0.27

Total Annual Fund Operating Expenses(1)	1.29%	1.16%	0.98%	0.79%	0.67%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$131	$409	$708	$1,556
Advisors Select Class	118	368	638	1,409
Advisors Preferred Class	100	312	542	1,201
Select Class	81	252	439	978
Preferred Class	68	214	373	835

Principal Investors Fund	SHORT-TERM FIXED INCOME FUNDS 147
www.principal.com

Ultra Short Bond Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks current income while seeking capital preservation.

Investor Profile:	The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

Main Strategies and Risks
The Fund invests primarily in high quality, short-term fixed-income securities. Under normal circumstances, the Fund maintains a dollar-weighted effective maturity of not more than 2.5 years. In determining the average effective maturity of the Fund’s assets, the maturity date of a callable security or prepayable securities may be adjusted to reflect PGI’s judgment regarding the likelihood of the security being called or prepaid. The Fund considers the term “bond” to mean any debt security. Under normal circumstances, it invests at least 80% of its assets in:

•	securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
•	debt securities of U.S. issuers rated in the four highest grades by Standard & Poor’s Rating Service (“S&P) or Moody’s Investors Service, Inc. (“Moody’s”) or, if unrated, in the opinion of the PGI of comparable quality; and
•	mortgage-backed securities representing an interest in a pool of mortgage loans.

The rest of the Fund’s assets may be invested in a variety of financial instruments, including securities in the fourth highest rating category or their equivalent. Securities in the fourth highest category are “investment grade.” While they are considered to have adequate capacity to pay interest and repay principal, they do have speculative characteristics. Changes in economic and other conditions are more likely to affect the ability of the issuer to make principal and interest payments than is the case with issuers of higher rated securities.

The Fund may invest up to 15% of its assets in below-investment grade fixed-income securities (“junk bonds”) and lend its portfolio securities to brokers, dealers, and other financial institutions. Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents.

PGI may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

During the fiscal year ended October 31, 2007, the average ratings of the Fund’s assets, based on market value at each month-end, were as follows (all ratings are by Moody’s):

53	.17% in securities rated Aaa 7.89% in securities rated Aa 17.10% in securities rated A	14	.21% in securities rated Baa 4.47% in securities rated Ba 3.09% in securities rated B	0	.02% in securities rated Caa 0.03% in securities rated Ca 0.02% in securities rated C

The above percentages for Aaa, Aa, Baa, Ba, and B rated securities include unrated securities in the amount of 0.04%, 0.03%, 0.19%, 0.02%, 0.02%, and 0.01% respectively, which have been determined by PGI to be of comparable quality.

148 SHORT-TERM FIXED INCOME FUNDS	Principal Investors Fund
1-800-547-7754

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Fixed-Income Securities Risk
•	High Yield Securities Risk
•	U.S. Government Sponsored Securities Risk
•	Derivatives Risk
•	Portfolio Duration Risk
•	U.S. Government Securities Risk
•	Securities Lending Risk
•	Prepayment Risk
•	Active Trading Risk
•	Underlying Fund Risk

PGI has been the Fund’s Sub-Advisor since June 15, 2001.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Shares)

On July 29, 2004, the Fund converted to a money market fund.
On May 27, 2005, the Fund converted to an ultra short term bond fund.

Highest return for a quarter during the period of the bar chart above:	Q3 ’06	1.29%
Lowest return for a quarter during the period of the bar chart above:	Q4 ’07	-2.02%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Advisors Signature Class	-2.77	1.33	1.72
Advisors Select Class	-2.64	1.62	2.07
Advisors Preferred Class	-2.46	1.84	2.28
Select Class	-2.28	1.96	2.42
Preferred Class	-1.75	2.20	2.64
6-Month LIBOR Index*	5.61	3.36	3.13
Morningstar Ultrashort Bond Category Average*	2.42	2.51	2.73

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on June 15, 2001. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.

*	Lifetime results are measured from the date the Institutional share class was first sold (June 15, 2001).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Investors Fund	SHORT-TERM FIXED INCOME FUNDS 149
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.40%	0.40%	0.40%	0.40%	0.40%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.54	0.46	0.33	0.29	0.27

Total Annual Fund Operating Expenses(1)	1.29%	1.16%	0.98%	0.79%	0.67%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$131	$409	$708	$1,556
Advisors Select Class	118	368	638	1,409
Advisors Preferred Class	100	312	542	1,201
Select Class	81	252	439	978
Preferred Class	68	214	373	835

150 SHORT-TERM FIXED INCOME FUNDS	Principal Investors Fund
1-800-547-7754

FIXED INCOME FUNDS

Bond & Mortgage Securities Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks to provide current income.

Investor Profile:	The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

Main Strategies and Risks
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor’s Rating Service (“S&P”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”). The Fund considers the term “bond” to mean any debt security. Under normal circumstances, the Fund invests in:

•	securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
•	mortgage-backed securities representing an interest in a pool of mortgage loans;
•	debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top four categories by S&P or Moody’s or, if not rated, in the opinion of PGI of comparable quality; and
•	securities issued or guaranteed by the governments of Canada (provincial or federal government) or the United Kingdom payable in U.S. dollars.

The rest of the Fund’s assets may be invested in:

•	common and preferred stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or

•	securities rated less than the four highest grades of S&P or Moody’s (i.e. less than investment grade (commonly known as “junk bonds”)) but not lower than CCC-(S&P) or Caa3 (Moody’s).

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. PGI may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

The Fund may actively trade securities in an attempt to achieve its investment objective.

During the fiscal year ended October 31, 2007, the average ratings of the Fund’s assets, based on market value at each month-end, were as follows (all ratings are by Moody’s):

65	.64% in securities rated Aaa 4.50% in securities rated Aa 7.94% in securities rated A	13	.10% in securities rated Baa 4.40% in securities rated Ba 4.12% in securities rated B	0	.22% in securities rated Caa 0.07% in securities rated Ca 0.01% in securities rated C

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Fixed-Income Securities
•	Active Trading Risk
•	Municipal Securities Risk
•	U.S. Government Sponsored Securities Risk
•	Prepayment Risk
•	Derivatives Risk
•	High Yield Securities Risk
•	Securities Lending Risk
•	U.S. Government Securities Risk
•	Portfolio Duration Risk
•	Underlying Fund Risk

Principal Investors Fund	FIXED INCOME FUNDS 151
1-800-547-7754

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calender Year Total Returns (%) as of 12/31 each year (Advisors Select Shares)

Highest return for a quarter during the period of the bar chart above:	Q3 ’01	4.02%
Lowest return for a quarter during the period of the bar chart above:	Q2 ’04	-2.50%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Advisors Signature Class	2.21	2.88	4.29
Advisors Select Class	2.37	3.03	4.40
Advisors Preferred Class	2.54	3.20	4.62
Select Class	2.69	3.50	4.97
Preferred Class	2.86	3.54	4.95
Lehman Brothers Aggregate Bond Index*	6.97	4.42	5.81
Morningstar Intermediate-Term Bond Category Average*	4.70	4.07	4.99

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.

*	Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

152 FIXED INCOME FUNDS	Principal Investors Fund
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.52%	0.52%	0.52%	0.52%	0.52%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.53	0.45	0.32	0.28	0.26

Total Annual Fund Operating Expenses	1.40%	1.27%	1.09%	0.90%	0.78%
*Other Expenses which include:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$143	$443	$766	$1,680
Advisors Select Class	129	403	697	1,534
Advisors Preferred Class	111	347	601	1,329
Select Class	92	287	498	1,108
Preferred Class	80	249	433	966

Principal Investors Fund	FIXED INCOME FUNDS 153
1-800-547-7754

Government & High Quality Bond Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks to provide current income.

Investor Profile:	The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

Main Strategies and Risks
The Fund seeks to achieve its investment objective by investing primarily (at least 80% of its net assets, plus any borrowings for investment purposes) in securities that are AAA rated or issued by the U.S. government, its agencies or instrumentalities. The Fund may invest in mortgage-backed securities representing an interest in a pool of mortgage loans. These securities are rated AAA by Standard & Poor’s Corporation or Aaa by Moody’s Investor Services, Inc. or, if unrated, determined by PGI to be of equivalent quality.

PGI seeks undervalued securities that represent good long-term investment opportunities. Securities may be sold when PGI believes they no longer represent good long-term value.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. PGI may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Fixed-Income Securities Risk
•	U.S. Government Securities Risk
•	U.S. Government Sponsored Securities Risk
•	Derivatives Risk
•	Active Trading Risk
•	Securities Lending Risk
•	Portfolio Duration Risk
•	Prepayment Risk

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Class Shares)

Highest return for a quarter during the period of the bar chart above:	Q3 ’01	4.01%
Lowest return for a quarter during the period of the bar chart above:	Q2 ’04	-1.75%

154 FIXED INCOME FUNDS	Principal Investors Fund
www.principal.com

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Advisors Signature Class	3.64	2.36	3.75
Advisors Select Class	3.80	2.49	3.88
Advisors Preferred Class	3.98	2.67	4.06
Select Class	4.27	2.88	4.29
Preferred Class	4.40	3.00	4.41
Lehman Brothers Government/Mortgage Index*	7.72	4.28	5.58
Morningstar Intermediate Government Category Average*	6.09	3.27	4.58

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.

*	Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.40%	0.40%	0.40%	0.40%	0.40%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.54	0.46	0.33	0.29	0.27

Total Annual Fund Operating Expenses(1)	1.29%	1.16%	0.98%	0.79%	0.67%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$131	$409	$708	$1,556
Advisors Select Class	118	368	638	1,409
Advisors Preferred Class	100	312	542	1,201
Select Class	81	252	439	978
Preferred Class	68	214	373	835

Principal Investors Fund	FIXED INCOME FUNDS 155
1-800-547-7754

High Quality Intermediate-Term Bond Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks to provide current income.

Investor Profile:	The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

Main Strategies and Risks
The Fund invests primarily in intermediate term fixed-income securities rated A or higher by Standard & Poor’s Rating Service (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). Under normal circumstances, the Fund maintains an effective maturity of four years or less and a dollar-weighted effective maturity of greater than three and less than ten years. In determining the average effective maturity of the Fund’s assets, the maturity date of a callable security or prepayable securities may be adjusted to reflect PGI’s judgment regarding the likelihood of the security being called or prepaid. The Fund considers the term “bond” to mean any debt security. Under normal circumstances, the Fund invests at least 80% of its assets in:

•	securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
•	mortgage-backed securities representing an interest in a pool of mortgage loans;
•	debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top three categories by S&P or Moody’s or, if not rated, in PGI’s opinion, of comparable quality; and
•	securities issued or guaranteed by the governments of Canada (provincial or federal government) or the United Kingdom payable in U.S. dollars.

The rest of the Fund’s assets may be invested in:

•	common stock and preferred stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
•	securities rated less than the three highest grades of S&P or Moody’s but not lower than BBB- (S&P) or Baa3 (Moody’s) (i.e. less than investment grade).

Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents.

PGI may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Fixed-Income Securities Risk
•	U.S. Government Sponsored Securities Risk
•	Derivatives Risk
•	Active Trading Risk
•	Securities Lending Risk
•	Portfolio Duration Risk
•	Prepayment Risk

156 FIXED INCOME FUNDS	Principal Investors Fund
www.principal.com

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Shares)

Highest return for a quarter during the period of the bar chart above:	Q3 ’01	4.52%
Lowest return for a quarter during the period of the bar chart above:	Q2 ’04	-2.33%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Advisors Signature Class	2.20	2.72	4.26
Advisors Select Class	2.36	2.84	4.39
Advisors Preferred Class	2.63	3.07	4.60
Select Class	2.73	3.25	4.79
Preferred Class	2.85	3.36	4.92
Lehman Brothers Aggregate Bond Index*	6.97	4.42	5.81
Morningstar Intermediate-Term Bond Category Average*	4.70	4.07	4.99

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.

*	Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.40%	0.40%	0.40%	0.40%	0.40%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.55	0.47	0.34	0.30	0.28

Total Annual Fund Operating Expenses(1)	1.30%	1.17%	0.99%	0.80%	0.68%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Principal Investors Fund	FIXED INCOME FUNDS 157
1-800-547-7754

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$132	$412	$713	$1,568
Advisors Select Class	119	372	644	1,420
Advisors Preferred Class	101	315	547	1,213
Select Class	82	255	444	990
Preferred Class	69	218	379	847

158 FIXED INCOME FUNDS	Principal Investors Fund
www.principal.com

Inflation Protection Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks to provide current income and real (after-inflation) total returns.

Investor Profile:	The Fund may be an appropriate investment for investors who want their income and principal investments to keep pace with inflation over time.

Main Strategies and Risks
Under normal circumstances, the Fund invests primarily in inflation protected debt securities. Inflation protected debt securities are designed to provide a “real rate of return” – a return after adjusting for the impact of inflation. Inflation – a rise in the general price level – erodes the purchasing power of an investor’s portfolio. For example, if an investment provides a “nominal” total return of 8% in a given year and inflation is 3% during that period, the inflation-adjusted, or real, return is 5%. The investment’s inflation adjustment is based on a designated inflation index (such as the Consumer Price Index for Urban Consumers) and typically is applied monthly to the principal of the security. The fixed coupon rate of the security is based on the adjusted principal so that as inflation increases, both the principal value and the interest payments increase. Because this inflation adjustment feature is designed to mitigate a major risk, inflation protected debt securities typically have lower nominal yields than conventional fixed-rate debt securities.

The Fund may invest in:

•	inflation protected debt securities issued by the U.S. Treasury and U.S. Government sponsored entities as well as inflation protected debt securities issued by corporations;
•	inflation protected debt securities issued by foreign governments and corporations that are linked to a non-U.S. inflation rate;
•	floating rate notes;
•	adjustable rate mortgages;
•	derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities; and
•	commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures.

The Fund may invest up to 15% of assets in high yield securities (“junk bonds”) but not in securities rated lower than CCC- or Caa3 by S&P or Moody’s or, if unrated, determined by PGI to be of comparable quality.

The Fund may invest up to 20% of its assets in securities denominated in foreign currencies. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

PGI may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

During the fiscal year ended October 31, 2007, the average ratings of the Fund’s assets, based on market value at each month-end, were as follows (all ratings are by Moody’s):

73	.43% in securities rated Aaa 4.80% in securities rated Aa 5.94% in securities rated A	10	.57% in securities rated Baa 3.33% in securities rated Ba 1.90% in securities rated B	0	.01% in securities rated Caa 0.00% in securities rated Ca 0.02% in securities rated C

Principal Investors Fund	FIXED INCOME FUNDS 159
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Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Fixed-Income Securities Risk
•	High Yield Securities Risk
•	Underlying Fund Risk
•	U.S. Government Sponsored Securities Risk
•	Foreign Securities Risk
•	Derivatives Risk
•	Portfolio Duration Risk
•	Securities Lending Risk
•	Exchange Rate Risk
•	Prepayment Risk
•	U.S. Government Securities Risk

PGI has been the Fund’s Sub-Advisor since December 29, 2004.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Shares)

Highest return for a quarter during the period of the bar chart above:	Q3 ’06	3.22%
Lowest return for a quarter during the period of the bar chart above:	Q1 ’06	-2.36%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Life of Fund
Advisors Signature Class	5.18	2.20
Advisors Select Class	5.42	2.31
Advisors Preferred Class	5.50	2.49
Select Class	5.69	2.65
Preferred Class	5.81	2.79
Lehman Brothers US Treasury TIPS Index*	11.64	4.94
Morningstar Inflation Protected Category Average*	9.86	3.89

Index performance does not reflect deductions for fees, expenses or taxes.

The classes began operations on December 29, 2004.

*	Lifetime results are measured from the date these share classes were first sold (December 29, 2004).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

160 FIXED INCOME FUNDS	Principal Investors Fund
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Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.40%	0.40%	0.40%	0.40%	0.40%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.54	0.46	0.33	0.29	0.27

Total Annual Fund Operating Expenses(1)	1.29%	1.16%	0.98%	0.79%	0.67%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$131	$409	$708	$1,556
Advisors Select Class	118	368	638	1,409
Advisors Preferred Class	100	312	542	1,201
Select Class	81	252	439	978
Preferred Class	68	214	373	835

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Preferred Securities Fund

Sub-Advisor(s):	Spectrum Asset Management, Inc. (“Spectrum”)

Objective:	The Fund seeks to provide current income.

Investor Profile:	The Fund may be an appropriate investment for investors who are seeking dividends to generate income or to be reinvested for growth and are willing to accept fluctuations in the value of the investment.

Main Strategies and Risks
The Fund invests primarily in preferred securities of U.S. companies rated BBB or higher by Standard & Poor’s Rating Service (“S&P”) or Moody’s Investor Service, Inc. (“Moody’s”) or, if unrated, of comparable quality in the opinion of the Sub-Advisor, Spectrum. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in preferred securities. The Fund focuses primarily on the financial services (i.e., banking, insurance and commercial finance), Real Estate Investment Trust (i.e. REIT) and utility industries. The rest of the Fund’s assets may be invested in common stocks, debt securities, and securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

Preferred securities generally pay fixed rate dividends (though some are adjustable rate) and typically have “preference” over common stock in the payment of dividends and the liquidation of a company’s assets - preference means that a company must pay dividends on its preferred securities before paying any dividends on its common stock, and the claims of preferred securities holders are ahead of common stockholders’ claims on assets in a corporate liquidation. Holders of preferred securities usually have no right to vote for corporate directors or on other matters. The market value of preferred securities is sensitive to changes in interest rates as they are typically fixed-income securities - the fixed-income payments are expected to be the primary source of long-term investment return. Preferred securities share many investment characteristics with bonds; therefore, the risks and potential rewards of investing in the Fund are more similar to those associated with a bond fund than a stock fund.

Spectrum seeks to build a portfolio within the context of the eligible universe of preferred securities. For a security to be considered for the Fund, Spectrum will assess the credit risk within the context of the yield available on the preferred. The yield needs to be attractive in comparison to the rating, expected credit trend and senior debt spread of the same issuer. Spectrum considers features such as call protection, subordination and option adjusted spreads to ensure that the selected issue provides a sufficient yield to justify its inclusion in the portfolio.

The Fund is considered non-diversified and can invest a higher percentage of assets in securities of individual issuers than a diversified fund. As a result, changes in the value of a single investment could cause greater fluctuations in the Fund’s share price than would occur in a more diversified fund.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Fixed-Income Securities Risk
•	Non-Diversification Risk
•	U.S. Government Sponsored Securities Risk
•	Derivatives Risk
•	Equity Securities Risk
•	U.S. Government Securities Risk
•	Securities Lending Risk
•	Sector Risk
•	Real Estate Securities Risk
•	Underlying Fund Risk

162 FIXED INCOME FUNDS	Principal Investors Fund
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Spectrum has been the Fund’s Sub-Advisor since May 1, 2002.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Class Shares)

The share class shown in the bar chart above has been changed to Advisors Select Class shares to facilitate comparison of funds in this prospectus.

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	5.35%
Lowest return for a quarter during the period of the bar chart above:	Q4 ’07	-6.28%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Advisors Signature Class	-8.81	2.01	2.54
Advisors Select Class	-8.80	2.15	2.67
Advisors Preferred Class	-.8.54	2.35	2.88
Select Class	-8.46	2.50	3.03
Preferred Class	-8.33	2.65	3.18
Merrill Lynch Hybrid Preferred Securities Index*	-12.74	1.74	2.59
Morningstar Intermediate-Term Bond Category Average*	4.70	4.07	4.58

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on June 1, 2004. For periods prior to the date on which these classes began operations, their returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of these classes. The adjustments result in performance (for the periods prior to the date these classes began operations) that is no higher than the historical performance of the Institutional Class shares.

*	Lifetime results are measured from the date the Institutional Class shares were first sold (May 1, 2002).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

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Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.74%	0.74%	0.74%	0.74%	0.74%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.54	0.46	0.33	0.29	0.27

Total Annual Fund Operating Expenses(1)	1.63%	1.50%	1.32%	1.13%	1.01%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have changed effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$166	$514	$887	$1,933
Advisors Select Class	153	474	818	1,791
Advisors Preferred Class	134	418	723	1,590
Select Class	115	359	622	1,375
Preferred Class	103	322	558	1,236

164 FIXED INCOME FUNDS	Principal Investors Fund
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THE COSTS OF INVESTING

Fees and Expenses of the Funds
The shares of the Funds are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on shares of the Funds purchased with reinvested dividends or other distributions..

Ongoing Fees
Ongoing fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

Each Principal LifeTime Fund and SAM Portfolio, as a shareholder in the underlying funds, bears its pro rata share of the operating expenses incurred by each underlying fund. The investment return of each Principal LifeTime Fund and SAM Portfolio is net of the underlying funds’ operating expenses.

Each Fund pays ongoing fees to Principal and others who provide services to the Fund. These fees include:

•	Management Fee — Through the Management Agreement with the Fund, Principal has agreed to provide investment advisory services and corporate administrative services to the Funds.
•	Distribution Fee — Each of the Funds has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940. Under the plan, the Advisors Select, Advisors Signature, Advisors Preferred, and Select classes of each Fund pay a distribution fee based on the average daily net asset value (NAV) of the Fund. These fees pay distribution and other expenses for the sale of Fund shares and for services provided to shareholders. Over time, these fees may exceed other types of sales charges.
•	Service Fee — Principal has entered into a Services Agreement with the Fund under which Principal performs personal services for shareholders.
•	Administrative Service Fee — Principal has entered into an Administrative Services Agreement with the Fund under which Principal provides transfer agent and corporate administrative services to the Fund. In addition, Principal has assumed the responsibility for communications with and recordkeeping services for beneficial owners of Fund shares.

•	Other Expenses — A portion of expenses that are allocated to all classes of the Fund.

DISTRIBUTION PLANS AND INTERMEDIARY COMPENSATION

Each of the Funds has adopted a 12b-1 Plan for the Advisors Preferred, Advisors Select, Advisors Signature and Select Class shares of the Fund. Under the 12b-1 Plans, each Fund will make payments from its assets attributable to the particular share class to the Fund’s Distributor for distribution-related expenses and for providing services to shareholders of that share class. Payments under the 12b-1 plans will not automatically terminate for funds that are closed to new investors or to additional purchases by existing shareholders. The fund Board will determine whether to terminate, modify, or leave unchanged the 12b-1 plan at the time the Board directs the implementation of the closure of the fund. Because Rule 12b-1 fees are ongoing fees, over time they will increase the cost of an investment in the Funds and may cost more than paying other types of sales charges.

The Distributor for all of the share classes of Principal Investors Fund described in this prospectus is Princor Financial Services Corporation, a wholly owned subsidiary of PFG. The term “Distributor” as used in this section refers to Princor Financial Services Corporation.

The maximum annual Rule 12b-1 distribution and/or service fee (as a percentage of average daily net assets) for each of the above classes of the Funds are set forth below:

Maximum Annualized
Share Class	Rule 12b-1 Fee

Advisors Preferred	0.25%
Advisors Select	0.30%
Advisors Signature	0.35%
Select	0.10%

Principal Investors Fund	THE COSTS OF INVESTING 165
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Payments to Investment Representatives and Their Firms. Financial intermediaries market and sell shares of the Funds. These financial intermediaries receive compensation from the Distributor and its affiliates for selling shares of the Funds and/or providing services to the Funds’ shareholders. Financial intermediaries may include, among others, broker-dealers, registered investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators, and insurance companies. Investment Representatives who deal with investors are typically associated with a financial intermediary. The Distributor and its affiliates may fund this compensation from various sources, including any Rule 12b-1 Plan fee that the shareholder or the Funds pay to the Distributor. Individual Investment Representatives may receive some or all of the amounts paid to the financial intermediary with which he or she is associated.

Other Payments to Intermediaries. In addition to the commissions paid at the time of sale, ongoing payments, and the reimbursement of costs associated with education, training and marketing efforts, conferences, seminars, due diligence trip expenses, ticket charges, and other general marketing expenses, some or all of which will, in most cases, be paid to financial intermediaries (and, in turn, to your Investment Representative), the Distributor and its affiliates, at their expense, currently provide additional payments to financial intermediaries that sell shares of the Funds for distribution services. Although payments made to each qualifying financial intermediary in any given year may vary, such payments will generally not exceed (a) 0.25% of the current year’s sales of Fund shares by that financial intermediary and/or (b) 0.25% of average daily net assets of Fund shares serviced by that financial intermediary over the year.

A number of factors are considered in determining the amount of these additional payments, including each financial intermediary’s Fund sales, assets, and redemption rates as well as the willingness and ability of the financial intermediary to give the Distributor access to its Investment Representatives for educational and marketing purposes. In some cases, financial intermediaries will include the Funds on a “preferred list.” The Distributor’s goals include making the Investment Representatives who interact with current and prospective investors and shareholders more knowledgeable about the Funds so that they can provide suitable information and advice about the Funds and related investor services.

Additionally, the Distributor will, in most cases, provide payments to reimburse directly or indirectly the costs incurred by these financial intermediaries and their associated Investment Representatives in connection with educational seminars and training and marketing efforts related to the Funds for the firms’ employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment, and meals. The Distributor will also, in some cases, provide payment or reimbursement for expenses associated with qualifying dealers’ conferences, transactions (“ticket”) charges, and general marketing expenses.

In connection with the purchase by Principal Management Corporation (“Principal”) of WM Advisors, Inc. (“WM Advisors”), the investment advisor to the WM Funds, and WM Advisors’ two subsidiaries, WM Funds Distributor, Inc. and WM Shareholder Services, Inc. (the “Transaction”), New American Capital, Inc. and its parent company Washington Mutual, Inc. (“WaMu”) have agreed to make certain contingent payments to Principal with respect to each of the first four years following the closing of the Transaction. Such payments must be made if aggregate management fee revenues to Principal and its affiliates from assets under management in funds and other financial products advised by Principal and its affiliates (including the funds covered by this prospectus) (collectively, the “Principal Products”) sold through WaMu and its affiliates (including WaMu Investments, a broker-dealer subsidiary of WaMu) fall below certain specified targets during any such year. This could result in up to $30 million being paid by WaMu or New American Capital, Inc. to Principal with respect to each of those four years following the closing of the Transaction. As a result, WaMu Investments (and/or it affiliates) will have an additional incentive to sell Principal Products following the closing of the Transaction.

If one mutual fund sponsor makes greater distribution assistance payments than another, your Investment Representative and his or her financial intermediary may have an incentive to recommend one fund complex over another. Similarly, if your Investment Representative or his or her financial intermediary receives larger distribution assistance payments for one share class versus another, then they may have an incentive to recommend that share class.

166 DISTRIBUTION PLANS AND INTERMEDIARY COMPENSATION	Principal Investors Fund
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Please speak with your Investment Representative to learn more about the total amounts paid to your Investment Representative and his or her financial intermediary by the Funds, the Distributor and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also carefully review disclosures made by your Investment Representative at the time of purchase.

As of March 1, 2007, the Distributor anticipates that the firms that will receive additional payments for distribution of the Funds (other than commissions paid at the time of sale, ongoing payments, and the reimbursement of cost associated with education, training and marketing efforts, conferences, ticket charges, and other general marketing expenses) include, but are not necessarily limited to, the following:

Advantage Capital Corporation	Mutual Service Corporation
A.G. Edwards & Sons, Inc.	National Financial Services Corp.
AIG Financial Advisors, Inc.	National Investors Corporation
American General Securities, Inc.	Oppenheimer & Co., Inc.
American Portfolios Financial Services, Inc.	Pacific Select Distributors, Inc.
Ameriprise Financial Services Corp.	Pershing
Associated Financial Group	ProEquities, Inc.
Charles Schwab & Co., Inc.	Prospera Financial Services, Inc.
Citigroup Global Markets, Inc.	Prudential Investment Management Services, LLC
Commonwealth Financial Network	Raymond James & Associates, Inc.
Farmers Financial Solutions, LLC	Raymond James Financial Services, Inc.
FFP Securities, Inc.	RBC Dain Rauscher, Inc.
FSC Securities Corporation	Robert W. Baird & Company, Inc.
G.A. Repple & Company	Royal Alliance Associates, Inc.
H. Beck, Inc.	Scottrade, Inc.
Investacorp, Inc.	Securities America, Inc.
Investment Advisors & Consultants, Inc.	Southwest Securities, Inc.
Janney Montgomery Scott, LLC	Triad Advisors, Inc.
Jefferson Pilot Securities Corporation	UBS Financial Services, Inc.
Lincoln Financial Advisors Corp.	United Planners’ Financial Services of America
Linsco/Private Ledger Corp.	Wachovia Securities, LLC
McDonald Investments, Inc.	WaMu Investments
Merrill Lynch, Pierce, Fenner & Smith Inc.	Waterstone Financial Group, Inc.
Morgan Stanley DW, Inc.

To obtain a current list of such firms, call 1-800-547-7754.

Although a Fund may use brokers who sell shares of the Funds to effect portfolio transactions, the sale of shares is not considered as a factor by the Fund’s Sub-Advisors when selecting brokers to effect portfolio transactions.

Your financial intermediary may charge fees and commissions, including processing fees, in addition to those described in this prospectus. The amount and applicability of any such fee is determined and disclosed separately by the financial intermediary. You should ask your Investment Representative for information about any fees and/or commissions that are charged.

Retirement Plan Services. The Funds pay a Service Fee and Administrative Services Fee to Principal for providing services to retirement plan shareholders. Principal typically pays some or all of these fees to Principal Life Insurance Company, which has entered into an agreement to provide these services to the retirement plan shareholders. Principal may also enter into agreements with other intermediaries to provide these services, and pay some or all of the Fees to such intermediaries.

Principal Investors Fund	DISTRIBUTION PLANS AND INTERMEDIARY COMPENSATION 167
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Plan recordkeepers, who may have affiliated financial intermediaries that sell shares of the funds, may be paid additional amounts. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Distributor for maintaining retirement plan “platforms” that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

The amounts paid to plan recordkeepers for recordkeeping services, and their related service requirements may vary across fund groups and share classes. This may create an incentive for financial intermediaries and their Investment Representatives to recommend one fund complex over another or one class of shares over another.

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS

This information in this section does not apply directly to the Principal LifeTime Funds or the Strategic Asset Management (“SAM”) Portfolios, except to the extent the Principal LifeTime Funds or SAM Portfolios invest in securities other than shares of the Underlying Funds. The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.

Securities and Investment Practices
Market Volatility. Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Interest Rate Changes. Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

Credit Risk. Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or “junk” bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.

Repurchase Agreements and Loaned Securities
Although not a principal investment strategy, each of the Funds may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association, or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by a Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

168 CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS	Principal Investors Fund
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Each of the Funds may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions. These transactions involve a risk of loss to the Fund if the counterparty should fail to return such securities to the Fund upon demand or if the counterparty’s collateral invested by the Fund declines in value as a result of the investment losses.

Bank Loans (also known as Senior Floating Rate Interests)
Some of the funds invest in bank loans. Bank loans hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral, and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Bank loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the bank loan. Bank loans are rated below-investment-grade, which means they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Bank loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR) or the prime rate offered by one or more major United States banks.

Bank loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentive for the Borrower to repay, prepayments of senior floating rate interests may occur.

Currency Contracts
The Funds may enter into currency contracts, currency futures contracts and options, and options on currencies for hedging and other purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. A Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If a Fund’s Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investment, these techniques could result in a loss. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.

Forward Commitments
Although not a principal investment strategy, each of the Funds may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. Each of the Funds may also enter into contracts to sell its investments either on demand or at a specific interval.

Warrants
Each of the Funds may invest in warrants though none of the Funds use such investments as a principal investment strategy. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

High Yield Securities
The Bond & Mortgage Securities Fund may invest in debt securities rated lower than BBB by S&P or Baa by Moody’s or, if not rated, determined to be of equivalent quality by Principal or the Sub-Advisor. Such securities are sometimes referred to as high yield or “junk bonds” and are considered speculative. Each of the Principal LifeTime Funds and Strategic Asset Management Portfolios may invest in underlying funds that may invest in such securities.

Principal Investors Fund	CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS 169
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Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund’s shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.

The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Sub-Advisor thinks it is in the best interest of shareholders.

Real Estate Investment Trusts
The Funds, except the Money Market Fund, may invest in real estate investment trust securities, herein referred to as “REITs.” In addition, the Real Estate Securities Fund typically invests a significant portion of its net assets in REITs. REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. As an investor in a REIT, the Fund will be subject to the REIT’s expenses, including management fees, and will remain subject to the Fund’s advisory fees with respect to the assets so invested. REITs are also subject to the possibilities of failing to qualify for the special tax treatment accorded REITs under the Internal Revenue Code, and failing to maintain their exemptions from registration under the 1940 Act.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.

Initial Public Offerings (“IPOs”)
Certain of the Funds may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

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When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders.

Derivatives
To the extent permitted by its investment objectives and policies, each of the Funds may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices, or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Funds may enter into put or call options, future contracts, options on futures contracts and over-the-counter swap contracts (e.g., interest rate swaps, total return swaps, and credit default swaps) for both hedging and non-hedging purposes.

Generally, no Fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund.

The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:

•	the risk that the underlying security, interest rate, market index, or other financial asset will not move in the direction the Sub-Advisor anticipated;
•	the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
•	the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund’s initial investment; and
•	the counterparty may fail to perform its obligations.

Exchange Traded Funds (ETFs)
These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. The Funds could purchase shares issued by an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although ETFs have management fees that increase their costs.

Convertible Securities
Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

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Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.

Foreign Investing
As a principal investment strategy, the Diversified International, International Emerging Markets, International Growth, Partners Global Equity, and Partners International Funds may invest Fund assets in securities of foreign companies. The other Funds (except Government & High Quality Bond Fund) may invest in securities of foreign companies but not as a principal investment strategy. For the purpose of this restriction, foreign companies are:

•	companies with their principal place of business or principal office outside the U.S;
•	companies for which the principal securities trading market is outside the U.S; and
•	companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced or sales made outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Fund seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If a Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund’s investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, or currency convertibility or exchange rates could result in investment losses for a Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.

Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a Fund’s portfolio. A Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

A Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.

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Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:

•	increased social, political, and economic instability;
•	a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
•	lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
•	foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
•	relatively new capital market structure or market-oriented economy;
•	the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
•	restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
•	possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Small and Medium Capitalization Companies
The Funds (except the Government & High Quality Bond Fund) may invest in securities of companies with small- or mid-sized market capitalizations. The Bond & Mortgage Securities, Disciplined LargeCap Blend, High Quality Intermediate-Term Bond, Inflation Protection, LargeCap Growth, LargeCap S&P 500 Index, LargeCap Value, Partners LargeCap Blend, Money Market, Partners LargeCap Blend I, Partners LargeCap Growth, Partners LargeCap Growth I, Partners LargeCap Growth II, Partners LargeCap Value, Partners LargeCap Value I, Partners LargeCap Value II, Preferred Securities, Real Estate Securities, Short-Term Bond, and Ultra Short Bond Funds may hold securities of small and medium capitalization companies but not as a principal investment strategy. The international funds invest in the securities of foreign corporations without regard to the market capitalizations of those companies. Market capitalization is defined as total current market value of a company’s outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources, or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company’s growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company’s management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.

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Temporary Defensive Measures
From time to time, as part of its investment strategy, each Fund (other than the Money Market Fund which may invest in high-quality money market securities at any time) may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic, or political conditions. To the extent that the Fund is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers’ acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, a Fund may purchase U.S. government securities, preferred stocks, and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Funds may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.

Fund of Funds
The performance and risks of each Principal LifeTime Fund and Strategic Asset Management (“SAM”) Portfolio directly corresponds to the performance and risks of the underlying funds in which the Fund or Portfolio invests. By investing in many underlying funds, the Principal LifeTime Funds and the SAM Portfolios have partial exposure to the risks of many different areas of the market. The more a Principal LifeTime Fund or SAM Portfolio allocates to stock funds, the greater the expected risk.

Each Principal LifeTime Fund and SAM Portfolio indirectly bears its pro-rata share of the expenses of the Underlying Funds in which it invests, as well as directly incurring expenses. Therefore, investment in a Principal LifeTime Fund or SAM Portfolio may be more costly than investing directly in shares of the Underlying Funds. If you are considering investing in a Principal LifeTime Fund, you should take into account your estimated retirement date and risk tolerance. In general, each Principal LifeTime Fund is managed with the assumption that the investor will invest in a Principal LifeTime Fund whose stated date is closest to the date the shareholder retires. Choosing a Fund targeting an earlier date represents a more conservative choice; targeting a Fund with a later date represents a more aggressive choice. It is important to note that the retirement year of the Fund you select should not necessarily represent the specific year you intend to start drawing retirement assets. It should be a guide only. Generally, the potential for higher returns over time is accompanied by the higher risk of a decline in the value of your principal. Investors should realize that the Principal LifeTime Funds are not a complete solution to their retirement needs. Investors must weigh many factors when considering when to retire, what their retirement needs will be, and what sources of income they may have.

The risks associated with investing in an Underlying Fund of a fund of funds are discussed in Appendix A under Underlying Fund Risk.

Portfolio Turnover
“Portfolio Turnover” is the term used in the industry for measuring the amount of trading that occurs in a Fund’s portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year. Funds that engage in active trading may have higher portfolio turnover rates.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may have an adverse impact on the Fund’s performance. No turnover rate can be calculated for the Money Market Fund because of the short maturities of the securities in which each invests. Turnover rates for each of the Funds may be found in the Fund’s Financial Highlights table.

Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the “total return” line in the Financial Highlights section already includes portfolio turnover costs.

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MANAGEMENT OF THE FUNDS

The Manager
Principal Management Corporation (“Principal”) serves as the manager for the Fund. Through the Management Agreement with the Fund, Principal provides investment advisory services and certain corporate administrative services for the Fund.

Principal is an indirect subsidiary of Principal Financial Group, Inc. and has managed mutual funds since 1969. Principal’s address is Principal Financial Group, Des Moines, Iowa 50392.

Principal provides a substantial part of the investment advisory services to each of the Principal LifeTime Funds directly, while engaging PGI as a sub-advisor to provide asset allocation services to the Funds. The portfolio managers appointed by Principal for each Principal LifeTime Fund are James Fennessey, Michael P. Finnegan, and Randy L. Welch. The portfolio manager appointed by PGI for each Principal LifeTime Fund is Dirk Laschanzky. Messrs. Fennessey, Finnegan, Welch, and Laschanzky share day-to-day management of the Principal LifeTime Funds according to their respective responsibilities which are described as follows. On behalf of PGI, Mr. Laschanzky develops, implements, and monitors the Fund’s strategic or long-term asset class targets and target ranges. On behalf of Principal, Messrs. Fennessey, Finnegan, and Welch implement the strategic asset allocation Mr. Laschanzky sets, operating as a team, sharing authority and responsibility for research with no limitation on the authority of one portfolio manager in relation to another.

James W. Fennessey, CFA. Mr. Fennessey is a Vice President of Principal Management Corporation. Mr. Fennessey joined the Principal Financial Group in 2000. He is the Head of the Manager Research Team that is responsible for analyzing, interpreting and coordinating investment performance data and evaluation of the investment managers under the due diligence program that monitors investment managers used by the Principal Funds. Mr. Fennessey graduated from Truman State University with a BS in Business Administration, with an emphasis in Finance, and a minor in Economics. He has earned the right to use the Chartered Financial Analyst designation.

Michael P. Finnegan, CFA. Mr. Finnegan is Chief Investment Officer for Principal Management Corporation. Mr. Finnegan joined the Principal Financial Group in May of 2001 and leads the Investment Services group. As head of Investment Services, Mr. Finnegan is primarily responsible for developing and implementing Principal’s investment and product development strategies. Prior to joining Principal, Mr. Finnegan worked for Wilshire Associates’ consulting division providing investment consulting and client service to large institutional clients. Mr. Finnegan has earned the right to use the Chartered Financial Analyst designation and is a member of the ICFA and the Iowa Society of Financial Analysts. He received an M.A. in Finance from the University of Iowa and a B.B.A. in Finance from Iowa State University.

Randy L. Welch. Mr. Welch is a Vice President of Principal Management Corporation. Mr. Welch joined the Principal Financial Group in 1989 and oversees the functions of the Investment Services group, which includes investment manager research, investment consulting, performance analysis, and investment communication. He is also responsible for the due diligence program that monitors investment managers used by the Principal Funds. Mr. Welch is an affiliate member of the Chartered Financial Analysts (CFA) Institute. Mr. Welch earned his undergraduate degree from Grand View College and an MBA from Drake University.

The Sub-Advisors
Principal has signed contracts with various Sub-Advisors. Under the sub-advisory agreements, the Sub-Advisor agrees to assume the obligations of Principal to provide investment advisory services for a specific Fund. For these services, the Sub-Advisor is paid a fee by Principal. Information regarding the Sub-Advisors and individual portfolio managers is set forth below. The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in each of the Funds.

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Sub-Advisor:	AllianceBernstein L.P. (“AllianceBernstein”). AllianceBernstein is located at 1345 Avenue of the Americas, New York, NY 10105.

The portfolio managers listed below for the Partners SmallCap Growth Fund I operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

The management of and investment decisions for the Partners LargeCap Value Fund’s portfolio are made by the US Value Investment Policy Group, comprised of senior US Value Investment Team members. The US Value Investment Policy Group relies heavily on the fundamental analysis and research of the Adviser’s large internal research staff. No one person is principally responsible for making recommendations for the Fund’s portfolio. The members of the US Value Investment Policy Group with the most significant responsibility for the day-to-day management of the Fund’s portfolio are: Marilyn Fedak, John Mahedy, John Phillips and Chris Marx.

Day-to-day
Fund	Fund Management

Partners LargeCap Value	Marilyn G. Fedak John Mahedy Chris Marx John D. Phillips, Jr.
Partners SmallCap Growth I	Bruce K. Aronow N. Kumar Kirpalani Samantha S. Lau Wen-Tse Tseng

Bruce K. Aronow, CFA. Senior Vice President, Portfolio Manager/Research Analyst. Mr. Aronow is team leader of the Small Cap Growth equity portfolio management team. Prior to joining AllianceBernstein in 1999, Mr. Aronow was responsible for research and portfolio management of the small cap consumer sectors since early 1997 at INVESCO (NY) (formerly Chancellor Capital Management). He joined Chancellor in 1994. Previously, Mr. Aronow was a Senior Associate with Kidder, Peabody & Company. Mr. Aronow holds a BA from Colgate University. Mr. Aronow is a member of both the New York Society of Security Analysts and the Association of Investment Management & Research. He is a Chartered Financial Analyst.

Marilyn G. Fedak, CFA. Ms. Fedak joined AllianceBernstein in 1984 as a senior portfolio manager. An Executive Vice President of AllianceBernstein since 2000, she is Head of Global Value Equities and chair of the US Large Cap Value Equity Investment Policy Group. Ms. Fedak serves on AllianceBernstein’s Management Executive Committee and is also a Director of SCB Inc. She earned a BA from Smith College and an MBA from Harvard University. She has also earned the right to use the Chartered Financial Analyst designation.

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N. Kumar Kirpalani, CFA. Senior Vice President, Portfolio Manager/Research Analyst. Prior to joining AllianceBernstein in 1999, Mr. Kirpalani was responsible for research and portfolio management of small cap industrial, financial and energy sectors for INVESCO (NY) (formerly Chancellor Capital Management). Mr. Kirpalani joined Chancellor in 1993. Previously, Mr. Kirpalani served as Vice President of Investment Research at Scudder, Stevens & Clark. Mr. Kirpalani received a BTech from the Indian Institute of Technology and an MBA from the University of Chicago. Mr. Kirpalani is a member of both the New York Society of Security Analysts and the Association for Investment Management and Research. He is a Chartered Financial Analyst and has 22 years of investment experience.

Samantha S. Lau, CFA. Senior Vice President, Portfolio Manager/Research Analyst. Prior to joining AllianceBernstein in 1999, Ms. Lau was responsible for covering small cap technology companies for INVESCO (NY) (formerly Chancellor Capital Management). She joined Chancellor LGT in 1997. Previously Ms. Lau worked for three years in the investment research department of Goldman Sachs. Ms. Lau has a BS, magna cum laude, in Finance and Accounting from the Wharton School of the University of Pennsylvania. She is a Chartered Financial Analyst.

John Mahedy, CPA. Mr. Mahedy was named Co-CIO–US Value equities in 2003. He continues to serve as director of research–US Value Equities, a position he has held since 2001. Previously, Mr. Mahedy was a senior research analyst at AllianceBernstein’s institutional research and brokerage unit, covering the domestic and international energy industry from 1995 to 2001. He earned a BS and an MBA from New York University.

Christopher W. Marx. Mr. Marx joined AllianceBernstein in 1997 as a research analyst. He covered a variety of industries both domestically and internationally, including chemicals, food, supermarkets, beverages and tobacco. Mr. Marx earned an AB in Economics from Harvard, and an MBA from the Stanford Graduate School of Business.

John D. Phillips, Jr., CFA. Mr. Phillips joined AllianceBernstein in 1994 and is a senior portfolio manager and member of the US Value Equities Investment Policy Group. He is also chairman of AllianceBernstein’s Proxy Voting Committee. Mr. Phillips earned a BA from Hamilton College and an MBA from Harvard University. He has also earned the right to use the Chartered Financial Analyst designation.

Wen-Tse Tseng. Mr. Tseng, Vice President and Portfolio Analyst/Manager, joined Alliance Bernstein in 2006 and is responsible for research and portfolio management for the US Small/SMD Cap Growth healthcare sector. Prior to joining the firm, he spent four years as the healthcare portfolio manager for the small-cap growth team at William D. Witter (the same team had previously managed assets for Weiss, Peck & Greer). Prior to that, Mr. Tseng was a senior healthcare analyst at JP Morgan Flemming Asset Management for a year and a half. Mr. Tseng holds a BS from National Taiwan University, an MS in Molecular Genetics and Microbiology from Robert Wood Johnson Medical School-University of Medicine and Dentistry of New Jersey, and an MBA from Graziadio School of Business and Management at Pepperdine University. Location: New York.

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Sub-Advisor:	American Century Investment Management, Inc. (“American Century”) was founded in 1958. Its office is located in the American Century Tower at 4500 Main Street, Kansas City, MO 64111.

The day-to-day portfolio management is shared by two or more portfolio managers. In each such case, except where noted below, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Partners LargeCap Growth II	Prescott LeGard Gregory J. Woodhams
Partners LargeCap Value II	Brendan Healy Charles A. Ritter

Brendan Healy, CFA. Mr. Healy, Vice President and Portfolio Manager, has been a member of the team that manages Large Cap Value since he joined American Century in April 2000 and has been a Portfolio Manager since February 2004. Before joining American Century, he spent six years with USAA Investment Management Company as an Equity Analyst. He has a Bachelor’s degree in Mechanical Engineering from the University of Arizona and an MBA from the University of Texas-Austin. He has earned the right to use the Chartered Financial Analyst designation.

Prescott LeGard, CFA. Mr. LeGard is a Vice President and Portfolio Manager for American Century. Mr. LeGard joined the company in 1999. Before joining the company, he was an Equity Analyst for USAA Investment Management where he analyzed technology companies. He has worked in the investment industry since 1993. Mr. LeGard holds a BA degree in Economics from DePauw University. He has earned the right to use the Chartered Financial Analyst designation.

Charles A. Ritter, CFA. Mr. Ritter, Vice President and Senior Portfolio Manager, has been a member of the team that manages Large Cap Value since July 1999. He joined American Century in December 1998. Before joining American Century, he spent 15 years with Federated Investors, most recently serving as a Vice President and Portfolio Manager for the company. He has a Bachelor’s degree in Mathematics and a Master’s degree in Economics from Carnegie Mellon University as well as an MBA from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation.

Gregory J. Woodhams, CFA. Mr. Woodhams is a Vice President and Senior Portfolio Manager for American Century. Mr. Woodhams has worked in the financial industry since 1992 and joined American Century in 1997. Previously, he was Vice President and Director of Equity Research at Texas Commerce Bank. Mr. Woodhams holds a Bachelor’s degree in Economics from Rice University and a Master’s degree in Economics from the University of Wisconsin at Madison. He has earned the right to use the Chartered Financial Analyst designation.

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Sub-Advisor:	Ark Asset Management Co., Inc. (“Ark Asset”) is an independent, 100% employee owned investment management firm. Ark Asset’s offices are located at 125 Broad Street, New York, NY 10004.

The day-to day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Partners SmallCap Value	Coleman M. Brandt William G. Charcalis

Coleman M. Brandt. Vice Chairman, Senior Portfolio Manager, Ark Asset. Mr. Brandt joined Ark Asset in 1989. Prior to joining Ark Asset, he served as President of Lehman Management Co., Inc. He earned an MBA from the Harvard Graduate School of Business Administration and a BS from the Philadelphia Textile Institute.

William G. Charcalis. Managing Director, Senior Portfolio Manager, Ark Asset. Mr. Charcalis joined Ark Asset in 1994 as Senior Manager and has served in his current position since 1997. Prior to joining Ark Asset, he was a Portfolio Manager at the IBM Retirement Funds. He earned a BS from the University of Southern California.

Sub-Advisor:	Barrow, Hanley, Mewhinney & Strauss, Inc. (“BHMS”) is an investment advisory firm that was founded in 1979. It is registered as an investment adviser under the Investment Advisers Act of 1940. BHMS manages investments for institutional investors. It is a wholly owned subsidiary of Old Mutual Asset Managers (US) LLC, which is a wholly owned subsidiary of Old Mutual plc. BHMS’s address is 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201.

The day-to-day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

MidCap Value	James P. Barrow Mark Giambrone

James P. Barrow. During Mr. Barrow’s investment career, he has worked as a securities analyst and portfolio manager for several major institutions including Citizens & Southern Bank of South Carolina, Atlantic Richfield and Reliance Insurance. In 1973 joined Republic National Bank of Dallas as a portfolio manager, where he worked with Tim Hanley and John Strauss. He later was placed in charge of the Employee Benefit Portfolio Group and was a member of the Trust Investment Committee until the founding of BHMS in 1979. He earned a BS from the University of South Carolina.

Mark Giambrone, CPA. Mr. Giambrone joined BHMS in December 1998 and became a principal in 2000. Prior to joining BHMS, Mr. Giambrone served as a portfolio consultant at HOLT Value Associates. During his career, he has also served as a senior auditor/tax specialist for KPMG Peat Marwick and Ernst & Young Kenneth Leventhal. Mr. Giambrone is a member of the American Institute of Certified Public Accountants. He graduated summa cum laude from Indiana University with a BS in Accounting, and earned an MBA from the University of Chicago.

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Sub-Advisor:	Columbus Circle Investors (“CCI”) is an affiliate of PGI and a member of the Principal Financial Group. CCI was founded in 1975. Its address is Metro Center, One Station Place, Stamford, CT 06902.

Clifford G. Fox is the lead portfolio manager and Michael Iacono is the assistant portfolio manager. Mr. Fox has the final decision making authority, but relies on Mr. Iacono as the analyst and researcher for stock ideas. Additionally, Mr. Iacono has the authority to execute trades in Mr. Fox’s absence.

Day-to-day
Fund	Fund Management

LargeCap Growth	Anthony Rizza
MidCap Growth	Clifford G. Fox Michael Iacono
Partners SmallCap Growth III	Clifford G. Fox

Clifford G. Fox, CFA. Mr. Fox, portfolio manager, joined CCI in 1992. He received an MBA from the Stern School of Business, New York University and a BS from the Wharton School, University of Pennsylvania. Mr. Fox has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.

Michael Iacono, CFA Managing Director/Co-Portfolio Manager, Mr. Iacono joined Columbus Circle Investors in February, 1997 and rejoined in March, 2000 after a 10 month absence at Bedford Oak Advisors. During Mr. Iacono’s first years at CCI, he held the positions of Research Associate, Securities Analyst, and Senior Securities Analyst. During his 10 month absence, he held the position of portfolio manager at the investment partnership. Mr. Iacono also previously worked at Arthur Andersen, L.L.P. as a Senior Audit and Business Advisor. Mr. Iacono received his B.S. from Boston College. Mr. Iacono is a Certified Public Accountant and has earned the right to use the Chartered Financial Analyst designation. He is a member of the New York Society of Security Analysts.

Anthony Rizza, CFA. Mr. Rizza, portfolio manager, joined CCI in 1991. He received a BS in Business from the University of Connecticut. Mr. Rizza has earned the right to use the Chartered Financial Analyst designation and is a member of the Hartford Society of Security Analysts.

Sub-Advisor:	Dimensional Fund Advisors LP (“Dimensional”), located at 1299 Ocean Avenue, Santa Monica, CA 90401, is a registered investment advisor.

Dimensional uses a team approach in managing the Partners SmallCap Value Fund II. The investment team includes the Investment Committee of Dimensional, portfolio managers and all other trading personnel.

The Investment Committee is composed primarily of certain officers and directors of Dimensional who are appointed annually. As of the date of this Prospectus the Investment Committee has seven members. Investment decisions for the Portfolio are made by the Investment Committee, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee also sets and review all investment related policies and procedures and approves any changes in regards to approved countries, security types and brokers.

In accordance with the team approach used to manage the Portfolio, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily decisions regarding the portfolios including running buy and sell programs based on the parameters established by the Investment Committee. Robert T. Deere coordinates the efforts of all other portfolio managers and trading personnel with respect to domestic equity portfolios. For this reason, Dimensional has identified Mr. Deere as primarily responsible for coordinating the day-to-day management of the Fund.

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Mr. Deere is a Portfolio Manager and Vice President of Dimensional and a member of the Investment Committee. Mr. Deere received his MBA from the University of California at Los Angeles in 1991. He also holds a B.S. and a B.A. from the University of California at San Diego. Mr. Deere joined Dimensional in 1991 and has been responsible for the domestic equity portfolios since 1994.

The statement of additional information provides information about Mr. Deere’s compensation, other accounts managed by Mr. Deere, and Mr. Deere’s ownership of Fund shares.

Sub-Advisor:	Edge Asset Management, Inc. (“Edge”) is an affiliate of Principal and a member of the Principal Financial Group. Edge has been in the business of investment management since 1944. Its address is 601 Union Street, Suite 2200, Seattle, WA 98101-1377.

The day-to-day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority, with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

SAM Balanced Portfolio	Michael D. Meighan Randall L. Yoakum
SAM Conservative Balanced Portfolio	Michael D. Meighan Randall L. Yoakum
SAM Conservative Growth Portfolio	Michael D. Meighan Randall L. Yoakum
SAM Flexible Income Portfolio	Michael D. Meighan Randall L. Yoakum
SAM Strategic Growth Portfolio	Michael D. Meighan Randall L. Yoakum

Michael D. Meighan, CFA. Mr. Meighan, Portfolio Manager-Asset Allocation of Edge, was responsible for co-managing the predecessor SAM Portfolios with Mr. Yoakum (see below) beginning March 2003. Mr. Meighan joined Edge in 1999. Between 1993 and 1999, he was employed with Mr. Yoakum at D.A. Davidson & Co. as a Portfolio Manager and Senior Analyst for its asset allocation product.

Randall L. Yoakum, CFA. Mr. Yoakum, Chief Investment Strategist and Head of Asset Allocation of Edge, led a team of investment professionals in managing the predecessor SAM Portfolios beginning January 1999. Between 1997 and 1999, Mr. Yoakum was Chief Investment Officer for D.A. Davidson & Co. Between 1994 and 1997, Mr. Yoakum was the Senior Vice President and Managing Director of Portfolio Management for Boatmen’s Trust Company, and, prior to that, Mr. Yoakum was Senior Vice President and Chief Equity Officer for Composite Research & Management Co. (the predecessor to WM Advisors) for eight years.

Sub-Advisor:	Emerald Advisers, Inc. (“Emerald”) is a wholly owned subsidiary of Emerald Asset Management. Emerald provides professional investment advisory services to institutional investors, high net worth individuals and the general public. Emerald’s offices are located at 1703 Oregon Pike Road, Suite 101, Lancaster, PA 17601.

The Statement of Additional Information provides further information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of shares of the Fund.

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Day-to-day
Fund	Fund Management

Partners SmallCap Growth II	Joseph W. Garner Kenneth G. Mertz II Stacey L. Sears

Joseph W. Garner. Mr. Garner joined Emerald in 1994 and serves as Director of Emerald Research and Portfolio Manager. Prior to joining Emerald, Mr. Garner was the Program Manager of the Pennsylvania Economic Development Financing Authority (PEDFA); an Economic Development Analyst with the PA Department of Commerce’s Office of Technology Development; and an Industry Research Analyst with the Pittsburgh High Technology Council. Mr. Garner earned an MBA from the Katz Graduate School of Business, University of Pittsburgh, and graduated magna cum laude with a BA in Economics from Millersville University.

Kenneth G. Mertz II, CFA. Mr. Mertz joined Emerald in 1992 and serves as President of Emerald Advisers, Inc. Formerly he served as Past Trustee, Vice President of the Emerald Mutual Funds (1992-2005) and Chief Investment Officer of the Pennsylvania State Employees’ Retirement System (1985-1992). He earned a BA in Economics from Millersville University.

Mr. Mertz supervises the entire portfolio management and trading process. As Chief Investment Officer, he has full discretion over all portfolios. Mr. Mertz, Ms. Sears and Mr. Garner work as a team developing strategy.

Stacey L. Sears. Ms. Sears joined Emerald in 1991 and serves as Senior Vice President and Portfolio Manager of Emerald Advisers, Inc. She is co-manager of the Forward Emerald Growth Fund and a member of the Portfolio Management team. Additionally, Ms. Sears maintains research coverage of retail, apparel, consumer goods and consumer technology companies. Ms. Sears earned a BS in Business Administration from Millersville University and an MBA from Villanova University.

Sub-Advisor:	Essex Investment Management Company, LLC (“Essex”) is a Boston-based management firm which specializes in growth equity investments. Essex manages portfolios for corporations, endowments, foundations, municipalities, public funds, Taft-Hartley accounts, and private clients. Essex offers a range of growth equity strategies and employs proprietary fundamental research combined with active portfolio management. Its address is 125 High Street, 29th Floor, Boston, MA 02110.

Day-to-day
Fund	Fund Management

Partners SmallCap Growth II	Nancy B. Prial

Nancy B. Prial, CFA. Ms. Prial is a Portfolio Manager and Senior Principal on the Essex Small-Micro Cap Growth and Small-Mid Cap Growth strategies. Prior to joining the firm, she spent six years at The Burridge Group, LLC as Vice President and Chief Investment Officer and four years at the Twentieth Century Division of American Century Investors. She began her investment career in 1984 at Frontier Capital Management as a fundamental analyst and portfolio manager. Ms. Prial graduated from Bucknell University with a BS in Electrical Engineering and a BA in Mathematics. She also earned an MBA from Harvard Business School. Ms. Prial has earned the right to use the Chartered Financial Analyst designation.

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Sub-Advisor:	Goldman Sachs Asset Management, L.P. (“GSAM”) has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). GSAM’s principal office is located at 32 Old Slip, New York, NY 10005.

The day-to-day portfolio management is shared by two or more portfolio managers. In each such case, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Partners LargeCap Blend I	Andrew Alford Melissa R. Brown Mark Carhart Robert C. Jones
Partners MidCap Value I	Dolores Bamford Andrew Braun Scott Carroll Sean Gallagher Eileen Rominger

Andrew Alford. Mr. Alford is a Managing Director and Senior Portfolio Manager at GSAM. Mr. Alford joined the investment Adviser as a researcher in 1998 and has taken on portfolio management responsibilities for the long-only Structured Funds in 2007.

Dolores Bamford. Ms. Bamford is a Managing Director and Portfolio Manager at GSAM. She joined GSAM as a portfolio manager for the Value team in April 2002. Prior to that, Ms. Bamford was a portfolio manager at Putnam Investments for various products since 1991.

Andrew Braun. Mr. Braun is a Managing Director and Portfolio Manager at GSAM. Mr. Braun joined GSAM as a mutual fund product development analyst in July 1993. From January 1997 to April 2001, he was a research analyst on the Value team. He became a portfolio manager in May 2001.

Melissa R. Brown, CFA. Ms. Brown is a senior portfolio manager responsible for the US Portfolios for the Global Quantitative Equity (“GQE”) group. A member of the GQE Investment Policy Committee, she is involved with all aspects of the portfolio management process. Ms. Brown joined GSAM as a portfolio manager in 1998. From 1984 to 1998, she was the director of Quantitative Equity Research and served on the Investment Policy Committee at Prudential Securities. She earned an MBA from New York University. She has earned the right to use the Chartered Financial Analyst designation.

Mark Carhart. Mr. Carhart is a Co-Chief Investment Officer and a Managing Director at GSAM. Mr. Carhart joined the Investment Adviser in 1997 within the Quantitative Investment Strategies group and has taken on portfolio management responsibilities for the Structured Funds in 2007.

Scott Carroll. Mr. Carroll is a Vice President and Portfolio Manager at GSAM. Mr. Carroll joined GSAM as a portfolio manager for the Value team in May 2002. From 1996 to 2002, he worked at Van Kampen Funds where he had portfolio management and analyst responsibilities for Growth and Income and Equity Income funds.

Robert C. Jones, CFA. Mr. Jones is the Chief Investment Officer and a senior portfolio manager for the GQE group. He brings 20 years of investment experience to his work in managing the GQE group. Mr. Jones joined GSAM as a portfolio manager in 1989. He earned an MBA from the University of Michigan. He has earned the right to use the Chartered Financial Analyst designation.

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Sean Gallagher. Mr. Gallagher is a Managing Director and Portfolio Manager at GSAM. Mr. Gallagher joined GSAM as a research analyst in May 2000. He became a portfolio manager in December 2001. From October 1993 to May 2000, he was a research analyst at Merrill Lynch Asset Management.

Eileen Rominger. Ms. Rominger is a Managing Director, Chief Investment Officer and Portfolio Manager at GSAM. Ms. Rominger joined GSAM as a portfolio manager and Chief Investment Officer of the Value team in August 1999. From 1981 to 1999, she worked at Oppenheimer Capital, most recently as a senior portfolio manager.

Sub-Advisor:	J.P. Morgan Investment Management Inc. (“J.P. Morgan”), 245 Park Avenue, New York, NY 10167 is an indirect wholly owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), a bank holding company. J.P. Morgan offers a wide range of services to governmental, institutional, corporate, and individual customers and acts as investment advisor to individual and institutional clients.

The day-to-day portfolio management is shared by two or more portfolio managers. In each such case, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Partners Global Equity	Matthew Beesley Edward Walker Howard Williams
Partners SmallCap Value I	Christopher T. Blum Dennis S. Ruhl

Matthew Beesley, CFA. Mr. Beesley is a portfolio manager in J.P. Morgan’s Global Equities Team, based in London. An employee since 2002, he was previously a portfolio manager at Merrill Lynch Investment Managers, responsible for global equity mandates. Prior to this, Mr. Beesley was a global and emerging markets equity analyst. He holds a BA (Hons) in Politics and Modern History from the University of Manchester and is a CFA Charterholder.

Christopher T. Blum, CFA. Managing Director of J.P. Morgan. Mr. Blum is a portfolio manager in the U.S. Quantitative Small Cap Equity Group. He rejoined the firm in 2001. Previously, he spent two years as a research analyst responsible for the valuation and acquisition of private equity assets at Pomona Capital. Prior to that, Mr. Blum spent over three years with J.P. Morgan where he focused on structured small-cap core and small-cap value accounts. He earned his BBA in Finance at the Bernard M. Baruch School for Business and is a holder of the CFA designation.

Dennis S. Ruhl, CFA. Mr. Ruhl, Vice President of J.P. Morgan, joined the company in 1999. He is a portfolio manager in the U.S. Quantitative Small Cap Equity Group. His current responsibilities include managing structured small cap core and value accounts. Previously, he worked on quantitative equity research (focusing on trading) as well as business development. Mr. Ruhl earned Bachelor’s degrees in Mathematics and Computer Science and a Master’s degree in Computer Science, all from MIT. He has earned the right to use the Chartered Financial Analyst designation.

Edward Walker, CFA. Mr. Walker is a portfolio manager in Morgan’s Global J.P. Morgan’s Global Equities Team, based on London. He is manager of the JP Morgan Fleming Overseas Investment Trust, open-ended global retail funds and co-manages the JPMorgan Total Return Fund. Previously Mr. Walker held a range of analyst positions, most recently as the global sector specialist responsible for technology. He joined the Global Equities Team in 1997 as a graduate trainee and holds an MA in Economics from Cambridge University. He has earned the right to use the Chartered Financial Analyst designation.

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Howard Williams. Mr. Williams is a managing director and head of Morgan’s J.P. Morgan’s Global Equities Team, based in London, responsible for multi-market investment in JPMorgan Fleming. An employee since 1994, Mr. Williams was previously employed at Shell Pensions in London as senior portfolio manager and head of UK equities. Prior to this, he managed global invested offshore pension funds. Mr. Williams also was with Kleinwort Benson Investment Management and with James Capel & Co. He holds an MA in Geography from Cambridge University.

Sub-Advisor:	Jacobs Levy Equity Management, Inc. (“Jacobs Levy”) provides investment advice based upon quantitative equity strategies. The firm focuses on detecting opportunities in the U.S. equity market and attempting to profit from them through engineered, risk-controlled portfolios. Based in Florham Park, New Jersey, Jacobs Levy is focused exclusively on the management of U.S. equity portfolios for institutional clients. Its address is 100 Campus Drive, Florham Park, NJ 07932-0650.

The day-to day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Partners MidCap Growth II	Bruce Jacobs
Ken Levy
Partners MidCap Value	Bruce Jacobs
Ken Levy

Bruce Jacobs, Ph.D. Dr. Jacobs serves as co-chief investment officer, portfolio manager, and co-director of research. Prior to co-founding Jacobs Levy in 1986, Dr. Jacobs was Senior Managing Director of a quantitative equity management affiliate of the Prudential Insurance Company of America. Dr. Jacobs earned a BA from Columbia College, an MS in Operations Research and Computer Science from Columbia University, an MSIA from Carnegie Mellon University, and an MA in Applied Economics and a Ph.D. in Finance from the University of Pennsylvania’s Wharton School.

Ken Levy, CFA. Mr. Levy serves as co-chief investment officer, portfolio manager, and co-director of research. Prior to co-founding Jacobs Levy in 1986, Mr. Levy was Managing Director of a quantitative equity management affiliate of the Prudential Insurance Company of America. He earned a BA in Economics from Cornell University and an MBA and an MA in Business Economics from the University of Pennsylvania’s Wharton School. He has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:	Los Angeles Capital Management and Equity Research, Inc. (“LA Capital”) is an independent, employee-owned firm. It is located at 11150 Santa Monica Boulevard, Los Angeles, CA 90025.

The day-to-day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

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Day-to-day
Fund	Fund Management

Partners MidCap Value I	David R. Borger Christine M. Kugler Stuart K. Matsuda Hal W. Reynolds Thomas D. Stevens
Partners SmallCap Value	David R. Borger Christine M. Kugler Stuart K. Matsuda Hal W. Reynolds Thomas D. Stevens

David R. Borger, CFA. Director of Research and Principal, L.A. Capital. Mr. Borger co-founded L.A. Capital in 2002 and is responsible for the development and management of the Dynamic Alpha Model (the firm’s proprietary stock selection model). Prior to co-founding L.A. Capital, he was Managing Director and Principal at Wilshire Associates. He earned a BS from the Wittenberg University and an MA and MBA from the University of Michigan. He has earned the right to use the Chartered Financial Analyst designation.

Christine M. Kugler. Director of Implementation and Principal, L.A. Capital. Ms. Kugler was with L.A. Capital at its founding and became a Principal in January of 2004. Prior to joining L.A. Capital she worked at Wilshire Associates. She earned a BA from the University of California, Santa Barbara.

Stuart K. Matsuda. Director of Trading and Principal, L.A. Capital. Mr. Matsuda co-founded L.A. Capital in 2002. Prior to co-founding L.A. Capital, he was Vice President and principal at Wilshire Associates where he also served as Wilshire Asset Management’s Director of Trading. He earned a BBA from the University of Hawaii and an MBA from California State University Northridge.

Hal W. Reynolds, CFA. Chief Investment Officer and Principal, L.A. Capital. Mr. Reynolds co-founded L.A. Capital in 2002. Prior to co-founding L.A. Capital, he was Managing Director and Principal at Wilshire Associates. He joined the consulting division of Wilshire Associates in 1989 where he served as a senior consultant and also designed the Wilshire Compass (the firm’s asset allocation and manager optimization technology system). In 1989, he joined Wilshire Asset Management as Chief Investment Officer. Mr. Reynolds earned a BA from the University of Virginia and an MBA from the University of Pittsburgh. He has earned the right to use the Chartered Financial Analyst designation.

Thomas D. Stevens, CFA. Chairman and Principal, L.A. Capital. Mr. Stevens co-founded L.A. Capital in 2002. Prior to co-founding L.A. Capital, he was Senior Managing Director and Principal at Wilshire Associates. He joined Wilshire in 1980 and for six years directed its Equity Division, overseeing the delivery of the Equity and Index Fund Management Services, In 1986, he assumed responsibility for Wilshire Asset Management and for the next 16 years headed that division. Mr. Stevens earned a BBA and MBA from the University of Wisconsin. He has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:	MacKay Shields LLC (“MacKay Shields”) was founded in 1938 as an economic consulting firm and became a registered investment advisor in April 1969. At that time, the firm began managing domestic equity accounts for U.S. tax-exempt clients. MacKay Shields has one office that is located at 9 West 57th Street, New York, NY 10019. All aspects of investment management and client service are conducted from this location.

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The day-to-day portfolio management is shared by two portfolio managers. The portfolio managers operate as a team, sharing authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Partners MidCap Growth II	Robert J. Centrella Edmund C. Spelman

Robert J. Centrella, CFA. Mr. Centrella is a Managing Director Portfolio Manager/Research Analyst Equity Division and joined MacKay Shields in 1996 as a Portfolio Manager/Research Analyst in the Equity Division. He received a BS in Accounting from the University of Scranton and an MBA in Finance from George Mason University. He has earned the right to use the Chartered Financial Analyst designation.

Edmund C. Spelman. Mr. Spelman Senior Managing Director and Head of the Growth Equity Division; he leads the Partners MidCap Growth Fund II investment team. Mr. Spelman has worked for MacKay Shields since 1991. Mr. Spelman earned a BA and an MS from the University of Pennsylvania.

Sub-Advisor:	Mazama Capital Management, Inc. (“Mazama”) is an independent employee-owned money management firm specializing in small and mid cap growth investing for institutional clients. The firm is headquartered at One Southwest Columbia Street, Suite 1500, Portland Oregon 97258.

The day-to day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Partners SmallCap Growth III	Stephen C. Brink Gretchen Novak Joel Rubenstein Ronald A. Sauer

Stephen C. Brink, CFA. Mr. Brink, Senior Vice President, is a co-founder of Mazama and has been a Portfolio Manager and Director of Research since the firm was founded in 1997. Mr. Brink conducts research and supports Mr. Sauer in portfolio construction for the Fund. He also oversees research information flow and quality. He received his BS Business Administration from Oregon State University in 1977 and has earned the right to use the Chartered Financial Analyst designation.

Gretchen Novak, CFA. Ms. Novak joined Mazama in 1999. Ms. Novak is responsible for researching small & mid cap growth consumer discretionary and consumer staple companies and participates in the security selection process for the Fund(s). She also serves as Portfolio Manager, supporting Mr. Sauer and Mr. Brink in the overall management of the Fund(s). She earned her BA in Business Administration with concentration in finance from the University of Washington in 1994, graduating cum laude and elected to Phi Beta Kappa and Beta Gamma Sigma honor society. She has earned the right to use the Chartered Financial Analyst designation.

Joel Rubenstein. Mr. Rubenstein serves as an Associate Portfolio Manager, supporting the overall management of the Fund(s). He has worked as an equity research analyst for Mazama for the last four years. Prior to joining Mazama, he was employed by Banc of America Securities for two years as a senior equity research associate in the technology group. Mr. Rubenstein earned a MBA in finance and a Bachelor of Arts degree in Economics from UCLA.

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Ronald A. Sauer. Mr. Sauer, Chief Investment Officer, is founder of Mazama and has been its Chief Executive Officer and Senior Portfolio Manager since the founding of the firm in 1997. Mr. Sauer has overall responsibility for the management of the Investment Team, oversees the portfolio construction process, conducts research and participates in the security selection process for the Fund(s). Mr. Sauer received his BA Finance from the University of Oregon in 1980.

Sub-Advisor:	Mellon Capital Management Corporation (“Mellon Capital”), 500 Grant Street, Suite 4200, Pittsburgh, PA 15258. Mellon Capital is a wholly owned subsidiary of Mellon Financial Corporation (“Mellon”).

The day-to-day portfolio management is shared by two or more portfolio managers. In each such case, except where noted below, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Partners MidCap Growth I	Adam T. Logan John O’Toole
Partners SmallCap Blend	Ronald P. Gala Peter D. Goslin
Partners SmallCap Value I	Ronald P. Gala Peter D. Goslin

Ronald P. Gala, CFA. Mr. Gala is a Senior Vice President and principal of Mellon Capital and joined the firm in 1993. Mr. Gala earned an MBA in Finance from the University of Pittsburgh and a BS in Business Administration from Duquesne University. He has earned the right to use the Chartered Financial Analyst designation.

Peter D. Goslin, CFA. Mr. Goslin is a Vice President and Portfolio Manager with Mellon Capital. Before joining Mellon Capital in 1999, Mr. Goslin spent over four years with Merrill Lynch. During his tenure with Merrill, he worked as a NASDAQ market maker and an equity index options proprietary trader. Prior to that, he ran Merrill’s S&P options desk at the Chicago Mercantile Exchange. Mr. Goslin earned his MBA in Finance at the University of Notre Dame Graduate School of Business following a BS in Finance from St. Vincent College. He has earned the right to use the Chartered Financial Analyst designation.

Adam T. Logan, CFA. Joining the company in 1998, Mr. Logan is a portfolio manager and Vice President of Mellon Capital. Previously, he performed duties as a financial analyst in Mellon Financial Corporation’s corporate finance department. He is currently responsible for the management of client portfolios with a specific focus on mid and small capitalization securities. He earned a BA in Finance from Westminster College and an MBA from the Katz Graduate School of Business at the University of Pittsburgh. He has earned the right to use the Chartered Financial Analyst designation.

John O’Toole, CFA. Joining the company in 1990, Mr. O’Toole is a Senior Vice President and a principal of Mellon Capital. Mr. O’Toole holds an MBA in Finance from the University of Chicago and a BA in Economics from the University of Pennsylvania. He has earned the right to use the Chartered Financial Analyst designation.

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Sub-Advisor:	Neuberger Berman Management, Inc. (“Neuberger Berman”) is an affiliate of Neuberger Berman, LLC. Neuberger Berman, LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. The two firms continue an asset management history that began in 1939. Neuberger Berman is an indirect, wholly owned subsidiary of Lehman Brothers Holdings, Inc. Lehman Brothers is located at 745 Seventh Avenue, New York, NY 10019.

Day-to-day
Fund	Fund Management

Partners MidCap Value	S. Basu Mullick

S. Basu Mullick. Mr. Mullick, Managing Director, Portfolio Manager, joined Neuberger Berman in 1998. Prior to joining the company, Mr. Mullick was a portfolio manager at Ark Asset Management. He earned a BA in Economics from the Presidency College, India. He also earned an MA in Economics and a Ph.D., ABD Finance from Rutgers University.

Sub-Advisor:	Principal Global Investors, LLC (“PGI”) is an indirect wholly owned subsidiary of Principal Life Insurance Company, an affiliate of Principal, and a member of the Principal Financial Group. PGI manages equity, fixed-income, and real estate investments primarily for institutional investors, including Principal Life. PGI’s headquarters address is 801 Grand Avenue, Des Moines, IA 50392. It has other primary asset management offices in New York, London, Sydney, and Singapore.

The day-to-day portfolio management is shared by two or more portfolio managers. In each such case, except where noted below, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Bond & Mortgage Securities	William C. Armstrong Timothy R. Warrick
Disciplined LargeCap Blend	Jeffrey A. Schwarte
Diversified International	Paul H. Blankenhagen Juliet Cohn Chris Ibach
Government & High Quality Bond	Brad Fredericks Lisa A. Stange
High Quality Intermediate-Term Bond	William C. Armstrong Timothy R. Warrick
Inflation Protection	Bryan C. Davis Martin J. Schafer
International Emerging Markets	Michael Ade Mihail Dobrinov Michael L. Reynal
International Growth	Steve Larson John Pihlblad
LargeCap S&P 500 Index	Dirk Laschanzky Scott W. Smith
LargeCap Value	Arild Holm John Pihlblad Jeffrey Schwarte

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Day-to-day
Fund	Fund Management

MidCap Blend	K. William Nolin
MidCap S&P 400 Index	Dirk Laschanzky Scott W. Smith
MidCap Value	Stephen Musser Jeffrey A. Schwarte
Money Market	Tracy Reeg Alice Robertson
Principal LifeTime 2010	Dirk Laschanzky
Principal LifeTime 2015,	Dirk Laschanzky
Principal LifeTime 2020	Dirk Laschanzky
Principal LifeTime 2025,	Dirk Laschanzky
Principal LifeTime 2030	Dirk Laschanzky
Principal LifeTime 2035,	Dirk Laschanzky
Principal LifeTime 2040	Dirk Laschanzky
Principal LifeTime 2045,	Dirk Laschanzky
Principal LifeTime 2050	Dirk Laschanzky
Principal LifeTime 2055,	Dirk Laschanzky
Principal LifeTime Strategic Income	Dirk Laschanzky
Short-Term Bond	Zeid Ayer Craig Dawson
SmallCap Blend	Thomas Morabito Phil Nordhus
SmallCap Growth	Mariateresa Monaco
SmallCap S&P 600 Index	Dirk Laschanzky Scott W. Smith
SmallCap Value	Thomas Morabito
Ultra Short Bond	Zeid Ayer Craig Dawson

Michael Ade, CFA. Mr. Ade is a research analyst and serves as a co-portfolio manager for Principal Global Investors. Based in Singapore, his company research focus encompasses the consumer, health care and non-bank financial sectors. Mr. Ade joined the firm in 2001. He received a bachelor’s degree in finance from the University of Wisconsin. He has earned the right to use the Chartered Financial Analyst designation.

William C. Armstrong, CFA. Mr. Armstrong is a portfolio manager for PGI. He manages multi-sector portfolios that invest in corporate bonds, mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, sovereigns, and agencies. He joined the firm in 1992. Previously he served as a commissioned bank examiner at Federal Deposit Insurance Commission. He earned a Master’s degree from the University of Iowa and a Bachelor’s degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.

Zeid Ayer, Ph.D., CFA. Mr. Ayer is a portfolio manager at PGI. He is a co-manager of the ultra short and short-term bond portfolios. He is also head of the Structured Debt group that covers asset-backed securities (ABS) and non-agency mortgage-backed securities (MBS). He joined PGI in 2001 and is the primary analyst responsible for mortgage-related ABS and non-agency MBS investments. Previously, Mr. Ayer was an assistant vice president at PNC Financial Services Group. He earned a doctorate in Physics from the University of Notre Dame, a master’s in Computational Finance from Carnegie Mellon University and a Bachelor’s degree in Physics from St. Xavier’s College, Bombay University. He has earned the right to use the Chartered Financial Analyst designation.

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Paul H. Blankenhagen, CFA. Mr. Blankenhagen joined the firm in 1992 and was named a portfolio manager in 2000. He is responsible for developing portfolio strategy and the ongoing management of core international equity portfolios. He earned a Master’s degree from Drake University and a Bachelor’s degree in Finance from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation, and is a member of the Association for Investment Management and Research (AIMR) and the Iowa Society of Financial Analysts.

Juliet Cohn. Ms. Cohn is a portfolio manager at PGI. She co-manages the core international equity portfolios, with an emphasis on Europe and on the health care sector. Prior to joining the firm in 2003, she served as a director and senior portfolio manager at Allianz Dresdner Asset Management, managing both retail and institutional European accounts. Prior to that, she was a fund manager at London firms Capel Cure Myers and Robert Fleming. She earned a Bachelor’s degree in Mathematics from Trinity College, Cambridge England.

Bryan C. Davis, CFA. Mr. Davis is a senior trader/research analyst for Principal Global Investors. He is responsible for trading mortgage-backed securities and developing investment strategies related to mortgages and derivatives. Mr. Davis joined the firm in 1993 as a servicing valuation director for Principal Residential Mortgage. He then became the director of servicing hedging in 2002 before moving into his current position in 2004. Mr. Davis received a bachelor’s degree in finance from University of Iowa. He has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute.

Craig Dawson, CFA. Mr. Dawson is a portfolio manager at PGI. He is co-manager of the ultra short and short term bond portfolios. He joined the firm in 1998 as a research associate, then moved into a portfolio analyst role before moving into a portfolio manager position in 2002. He earned an MBA and a Bachelor’s degree in Finance from the University of Iowa. Mr. Dawson has earned the right to use the Chartered Financial Analyst designation.

Mihail Dobrinov, CFA. Mr. Dobrinov is a research analyst and serves as a co-portfolio manager for PGI. He specializes primarily in the analysis of companies in the industrial sector, and serves as co-manager for diversified emerging markets portfolios. He joined the firm as an international and emerging market debt and currency specialist in 1995 and joined the equities team in 2002. Mr. Dobrinov received an MBA in finance from the University of Iowa and a law degree from Sofia University, Bulgaria. Mr. Dobrinov has earned the right to use the Chartered Financial Analyst designation. (Mihail does not provide legal services on behalf of any of the member companies of the Principal Financial Group.)

Brad Fredericks. Mr. Fredericks is a portfolio manager at PGI. He is responsible for co-managing the government securities accounts. His responsibilities include general portfolio overview and security analysis. He joined the firm in 1998 as a financial accountant and was named a portfolio manager in 2002. Previously, Mr. Fredericks was an assistant trader at Norwest Mortgage. He earned a Bachelor’s degree in Finance from Iowa State University. Mr. Fredericks is a Fellow of the Life Management Institute (FLMI).

Arild Holm, CFA. Mr. Holm is a portfolio manager at PGI. He specializes in the management of large cap value portfolios and also provides analyst coverage of domestic energy companies. Before joining Principal in 2002, Mr. Holm was an investment officer with the University of California. Previously, he spent five years with the Colorado Public Employees’ Retirement Association (PERA) as an energy portfolio manager and three years as an oil and gas analyst with Hanifen, Imhoff, Inc. Mr. Holm earned an MBA in Finance from the University of Colorado and a Bachelor’s degree in Management Sciences from the University of Manchester Institute of Science and Technology (England). He has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute.

Christopher Ibach, CFA. Mr. Ibach is an associate portfolio manager and equity research analyst at PGI. He specializes primarily in the analysis of international technology companies, with a particular emphasis on semiconductor research. Prior to joining PGI in 2000, he gained six years of related industry experience with Motorola, Inc. Mr. Ibach earned an MBA in Finance and a Bachelor’s degree in Electrical Engineering from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

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Steven Larson, CFA. Mr. Larson is an portfolio manager for Principal. He is responsible for co-managing Principal’s international growth portfolio as well as covering the utilities sector for core international portfolios. Prior to joining the firm in 2001, he led the investment management review and portfolio analysis process for the $80 billion Wells Fargo fund family. He earned an MBA in Finance from the University of Minnesota and a Bachelor’s degree from Drake University. He has earned the right to use the Chartered Financial Analyst designation.

Dirk Laschanzky, CFA. Mr. Laschanzky is a portfolio manager for PGI, responsible for portfolio implementation strategies, asset allocation and managing the midcap value and index portfolios. Prior to joining PGI in 1997, he was a portfolio manager and analyst for over seven years at AMR Investment Services. He earned an MBA and BA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Mr. Laschanzky shares responsibility for the day-to-day management of the Principal LifeTime Funds with Messrs. Fennessey, Finnegan and Welch, portfolio managers representing Principal. On behalf of PGI, Mr. Laschanzky develops, implements, and monitors the Funds’ strategic or long-term asset class targets and target ranges. On behalf of Principal, Messrs. Fennessey, Finnegan, and Welch implement the strategic asset allocation Mr. Laschanzky sets.

Mariateresa Monaco. Ms. Monaco is a portfolio manager and member of the domestic small-cap equity team at PGI. She serves as lead portfolio manager for the small-cap growth portfolios. Ms. Monaco joined PGI in 2005 with a decade of prior equity investment experience with Fidelity Management and Research in Boston where she supported a family of institutional equity funds with $2 billion in assets. Ms. Monaco earned an MBA from the Sloan School of Management at the Massachusetts Institute of Technology and a Master’s degree in Electrical Engineering from Northeastern University. She also earned a Master’s degree in Electrical Engineering from Politecnico di Torino, Italy.

Thomas Morabito, CFA. Mr. Morabito leads the small-cap portfolio management team for PGI and is the portfolio manager on the small-cap value portfolios. Prior to joining PGI in 2000, he managed the Structured Small Cap Fund for Invesco Management & Research. He earned an MBA in Finance from Northeastern University and his BA in Economics from State University of New York. He has earned the right to use the Chartered Financial Analyst designation.

Stephen B. Musser, CFA. Mr. Musser is a portfolio manager at PGI. He specializes in the management of mid cap value portfolios and also provides analyst coverage of companies in the financial services industry. Mr. Musser joined the firm in 2001. Previously, he was an analyst for A.G. Edwards & Sons. He earned an MBA in Finance and a Bachelor’s degree in Economics from the University of Missouri. He has earned the right to use the Chartered Financial Analyst designation.

K. William Nolin, CFA. Mr. Nolin is a portfolio manager for PGI. He serves as the portfolio manager for the firm’s international small-cap equity portfolios. He joined the firm in 1994. He earned an MBA from the Yale School of Management and a Bachelor’s degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Phil Nordhus, CFA. Mr. Nordhus joined PGI in 1990 and was previously involved in corporate acquisitions and divestitures before moving to the equity group in 2000. Most recently, he has been involved in managing the small-cap portfolios and has responsibility for managing the small-cap analyst team. Mr. Nordhus earned an MBA from Drake University and a Bachelor’s degree in Economics from Kansas State University. He has earned the right to use the Chartered Financial Analyst designation.

John Pihlblad, CFA. Mr. Pihlblad is a portfolio manager at PGI. He joined the firm in 2000 and led the development of PGI’s Global Research Platform. He has over 25 years experience in creating and managing quantitative investment systems. Prior to joining PGI, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He earned a BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.

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Tracy Reeg. Ms. Reeg is a portfolio manager at PGI. She is involved in the portfolio management of money market portfolios. She joined the firm in 1993 and began trading and portfolio management duties in 2000. Ms. Reeg earned a Bachelor’s degree in Finance from the University of Northern Iowa. She is a member of the Life Office Management Association (LOMA) and is a Fellow of the Life Management Institute (FLMI).

Michael L. Reynal. Mr. Reynal is a portfolio manager at PGI. He specializes in the management of emerging markets portfolios, as well as regional Asian equity portfolios. Prior to joining PGI in 2001, he was responsible for equity investments in Latin America, the Mediterranean and the Balkans while at Wafra Investment Advisory Group, Inc. in New York. Mr. Reynal earned an MBA from the Amos Tuck School at Dartmouth College, an MA in History from Christ’s College at the University of Cambridge and a BA in History from Middlebury College.

Alice Robertson. Ms. Robertson is a trader for PGI on the corporate fixed-income trading desk. She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Previously, Ms. Robertson was an assistant vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master’s degree in Finance and Marketing from DePaul University and her Bachelor’s degree in Economics from Northwestern University.

Martin J. Schafer. Mr. Schafer is a portfolio manager for PGI. He specializes in short-term and long duration portfolios, as well as the Inflation Protection Fund and stable value mandates. He also has experience in managing mortgage-backed securities. Mr. Schafer joined the firm in 1977 and in the early 1980s he developed the firm’s secondary mortgage marketing operation. In 1984, he assumed portfolio management responsibility for its residential mortgage portfolio. He began managing mutual fund assets in 1985, institutional portfolios in 1992 and stable value portfolios in 2000. He has earned a Bachelor’s degree in Accounting and Finance from the University of Iowa.

Jeffrey A. Schwarte, CFA, CPA. Mr. Schwarte is a portfolio manager at PGI. He manages the large-cap core portfolios and is co-portfolio manager on the midcap value strategies. He joined the firm in 1993 as a staff auditor and has held various positions before moving to an equity research position in 2000. He earned a Bachelor’s degree in Accounting from the University of Northern Iowa. He has earned the right to use the Chartered Financial Analyst designation and is a Certified Public Accountant, a Certified Internal Auditor, and a Fellow of the Life Management Institute (FLMI).

Scott W. Smith. Mr. Smith is a research analyst and portfolio manager at Principal Global Investors. He is an analyst within the firm’s asset allocation and structured investments group. He also provides research assistance to various business units within Principal Global Investors. Mr. Smith joined the firm in 1999. He received a bachelor’s degree in finance from Iowa State University.

Lisa A. Stange, CFA. Ms. Stange is a portfolio manager and strategist for PGI. She is responsible for managing the government securities portfolios and the mortgage-backed securities (MBS) within the multi-sector portfolios. As a strategist, Ms. Stange is involved in the formulation of broad investment strategy, quantitative research and product development. Previously, she was co-portfolio manager for U.S. multi-sector portfolios. She joined the firm in 1989. Ms. Stange earned an MBA and a Bachelor’s degree from the University of Iowa. She has earned the right to use the Chartered Financial Analyst designation.

Timothy R. Warrick, CFA. Mr. Warrick is a portfolio manager at PGI with responsibility for the corporate and U.S. multi-sector portfolios. He also serves as portfolio management team leader with responsibility for overseeing portfolio management function for all total return fixed income products. Prior to his portfolio management responsibilities with the firm, Mr. Warrick was a fixed income credit analyst and extensively involved in product development. He joined the firm in 1990. He received an MBA in Finance from Drake University and a Bachelor’s degree in Accounting and Economics from Simpson College. He has earned the right to use the Chartered Financial Analyst designation.

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Sub-Advisor:	Principal Real Estate Investors, LLC (“Principal -REI”), an indirect wholly owned subsidiary of Principal Life, an affiliate of Principal, and a member of the Principal Financial Group, was founded in 2000. It manages investments for institutional investors, including Principal Life. Principal - REI’s address is 801 Grand Avenue, Des Moines, IA 50392.

Day-to-day
Fund	Fund Management

Real Estate Securities	Kelly D. Rush

Kelly D. Rush, CFA. As portfolio manager, Mr. Rush directs the Real Estate Investment Trust (REIT) activity for Principal-REI, the dedicated real estate group of Principal. He has been managing the real estate stock portfolio since 1997. Previously, Mr. Rush participated in structuring commercial mortgage loans for public real estate companies and the analysis of real estate investment trust issued bonds. He has been with the real estate investment area of the firm since 1987. He earned an MBA in Business Administration and a Bachelor’s degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:	Pyramis Global Advisors, LLC (“Pyramis”) is the Sub-Advisor. Pyramis’s address is 53 State Street, Boston, MA 02109.

Day-to-day
Fund	Fund Management

Partners International	Cesar Hernandez

Cesar E. Hernandez, CFA. Mr. Hernandez is a Senior Vice President and Portfolio Manager at Pyramis. He developed the Select International discipline at Pyramis and has been responsible for managing Select International portfolios on behalf of institutional investors since the discipline’s inception. Mr. Hernandez earned his B.S from the Universidad Simon Bolivar and his M.B.A from Babson College. He has earned the right to use the Chartered Financial Analyst designation and is a member of the Boston Security Analysts Society.

Sub-Advisor:	Spectrum Asset Management, Inc. (“Spectrum”) is an indirect subsidiary of Principal Life, an affiliate of PGI and a member of the Principal Financial Group. Spectrum was founded in 1987. Its address is 4 High Ridge Park, Stamford, CT 06905.

The day-to day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Preferred Securities	L. Phillip Jacoby Bernard M. Sussman

L. Phillip Jacoby. Mr. Jacoby is Sr. Vice President and Portfolio Manager for Spectrum and chairman of Spectrum’s Investment Committee. Prior to joining Spectrum in 1995, he was a senior investment officer as USL Capital Corporation, a subsidiary of Ford Motor Corporate, and co-managed a $600 million preferred stock portfolio. He earned his BS in Finance from Boston University.

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Bernard M. Sussman. Mr. Sussman is Chief Investment Officer of Spectrum and Chair of its Investment Committee. Prior to joining Spectrum in 1995, Mr. Sussman was a general partner and head of the Preferred Stock area of Goldman Sachs & Co. He was responsible for sales, trading and underwriting for all preferred products and was instrumental in the development of the hybrid (MIPS) market. He earned both an MBA in Finance and a Bachelor’s degree in Industrial Relations from Cornell University.

Sub-Advisor:	T. Rowe Price Associates, Inc. (“T. Rowe Price”), a wholly owned subsidiary of T. Rowe Price Group, Inc., a financial services holding company, has over 69 years of investment management experience. T. Rowe Price is located at 100 East Pratt Street, Baltimore, MD 21202.

Day-to-day
Fund	Fund Management

Partners LargeCap Blend	Anna M. Dopkin Richard T. Whitney (through March 31, 2008)
Partners LargeCap Growth I	Robert W. Sharps

Anna M. Dopkin, CFA. Ms. Dopkin serves as Chairman of the Investment Advisory Committee for the Fund. Ms. Dopkin is a Vice President of T. Rowe Price Group, Inc. and T. Rowe Price, Co-Director of U.S. Equity Research, and a member of the firm’s Equity Steering Committee. Prior to joining T. Rowe Price in 1996, she worked at Goldman Sachs in its Mortgage Securities Department in New York and London. Ms. Dopkin earned a B.S., magna cum laude, from The Wharton School of the University of Pennsylvania. She has earned the right to use the Chartered Financial Analyst designation.

Ms. Dopkin serves as a portfolio coordinator for the Fund. Instead of making stock selection decisions, she is responsible for ensuring adherence to portfolio constraints and risk controls, along with managing inter-analyst activity. As the lead portfolio coordinator, Ms. Dopkin has ultimate accountability for the Fund.

Robert W. Sharps, CFA, CPA. Mr. Sharps is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price. He is also the lead Portfolio Manager with the Large-Cap Growth Strategy Team in the Equity Division and a member of the Equity Steering Committee. Prior to joining the firm in 1997, Mr. Sharps was a Senior Consultant at KPMG Peat Marwick. He earned a BS, summa cum laude, in Accounting from Towson University and an MBA in Finance from the Wharton School, University of Pennsylvania. He has earned the right to use the Chartered Financial Analyst designation and the Certified Public Accountant accreditation.

Richard T. Whitney, CFA. Mr. Whitney is a Vice President of T. Rowe Price Group, Inc. and T. Rowe Price, Director of the firm’s Quantitative Equity Group and member of the Equity Steering Committee and Brokerage Control Committee. Prior to joining the firm in 1985, Mr. Whitney was employed by the Chicago Board of Trade and IBM. He earned a B.S. and an MEE in Electrical Engineering from Rice University and an MBA from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation.

Mr. Whitney serves as a portfolio coordinator for the Fund. Instead of making stock selection decisions, he, along with Ms. Dopkin, is responsible for ensuring adherence to portfolio constraints and risk controls, as well as managing inter-analyst activity. Effective March 31, 2008, Mr. Whitney will no longer serve as a portfolio coordinator for the Fund.

Sub-Advisor:	Turner Investment Partners, Inc. (“Turner”) was founded in 1990. Its address is 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312.

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The day-to day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Partners MidCap Growth	Tara R. Hedlund Christopher K. McHugh Jason D. Schrotberger

Tara R. Hedlund, CFA, CPA. Ms. Hedlund joined Turner in 2000. Previously, she was an audit engagement senior at Arthur Andersen LLP. She has been in investment management since 1995. She earned a BBS in Accountancy from Villanova University. She has earned the right to use the Chartered Financial Analyst designation.

Christopher K. McHugh. Mr. McHugh, Vice President and Senior Portfolio Manager, joined Turner in 1990. Prior to joining Turner, he was a performance specialist at Provident Capital Management. He earned a BS in Accounting from Philadelphia University and an MBA in Finance from St. Joseph’s University.

Jason D. Schrotberger, CFA. Mr. Schrotberger joined Turner in 2001. Previously, he was an investment analyst at BlackRock Financial Management. He has been in investment management since 1994. He earned a BA in Economics from Denison University and an MBA in Finance from the University of Illinois. He has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:	UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), a Delaware corporation located at One North Wacker, Chicago, IL 60606, is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the “Group”) of UBS AG.

The day-to-day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Partners LargeCap Value I	Thomas M. Cole Thomas J. Digenan Scott C. Hazen John C. Leonard
Partners SmallCap Growth II	Paul A. Graham, Jr. David N. Wabnik

Thomas M. Cole, CFA. Mr. Cole joined UBS Global AM in 1985. Mr. Cole is responsible for the direction and oversight of the research group of the North American Core Equities Team. He is actively involved in security analysis and the portfolio construction process. Mr. Cole’s prior experience with the firm includes Senior Analyst (responsible for the retail, food, household and personal products, media, auto and auto parts sectors), managing the US Equity Trading Desk and serving as a Portfolio Manager in the US Fixed Income Group. He is a member of the CFA Institute and the Investment Analysts Society of Chicago. He received both his BBA and MBA from the University of Wisconsin. He has earned the right to use the Chartered Financial Analyst designation.

Thomas J. Digenan, CFA, CPA. Mr. Digenan joined UBS Global AM in 1993. Mr. Digenan participates in the analysis and development of US Equity portfolio. He is responsible for communicating the firm’s equity strategy to clients and

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investment consultants. Mr. Digenan’s prior experience with the firm includes President of mutual funds and relationship funds organization. Prior to joining the firm, Mr. Digenan was a senior manager in the tax department of KPMG Peat Marwick working exclusively in the investment services industry. Mr. Digenan is a member of the CFA Institute, the Investment Analysts Society of Chicago and the American Institute of Certified Public Accounts.

Paul A. Graham, Jr., CFA. Mr. Graham joined UBS Global AM in 1994 and has had portfolio management responsibilities since 1994. Mr. Graham is Managing Director, Head of Growth Investors and Co-Head of U.S. Small Cap Growth Equity. For eight years prior to joining the firm, he served as a small cap portfolio manager and research analyst at Value Line Asset Management. Mr. Graham received his BA from Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.

Scott C. Hazen, CFA. Mr. Hazen joined UBS Global AM in 1992 and participates in the analysis and development of U.S. Equity portfolios. Prior to joining the portfolio management team in 2004, Mr. Hazen served as a member of the firm’s global investment team responsible for providing client service and relationship management to the firm’s clients. He earned a BBA from the University of Notre Dame and an MBA from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation and is a member of the Investment Analysts Society of Chicago.

John C. Leonard, CFA. Mr. Leonard joined UBS Global AM in 1991. Mr. Leonard is Head of North American Equities and is responsible for the development of sector and stock selection strategies within this market. In addition, he is the co-Head of Equities. Prior to joining UBS Global AM, he worked as an investment analyst at a real estate management company and as a financial advisor with two investment management firms. Mr. Leonard received his AB from Dartmouth College and his MBA from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation.

David N. Wabnik. Mr. Wabnik joined UBS Global AM in 1995 and has been a portfolio manager since 1995. Mr. Wabnik is Executive Director, Co-Head of U.S. SmallCap Growth Equity. For four years prior to joining the firm, he served as a small cap portfolio manager/senior research analyst at Value Line Asset Management. Mr. Wabnik received his BS from Binghamton University and his MBA from Columbia Business School.

Sub-Advisor:	Vaughan Nelson Investment Management, LP (“Vaughan Nelson”) is located at 600 Travis Street, Suite 6300, Houston, Texas 77002. Founded in 1970, Vaughan Nelson is a subsidiary of Natixis Global Asset Management, L.P.

The day-to day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Partners SmallCap Value II	Chris D. Wallis Scott J. Weber

Chris D. Wallis, CFA. Mr. Wallis, a Senior Portfolio Manager of Vaughan Nelson, joined the firm in 1999. He received a B.B.A. from Baylor University and an M.B.A. from Harvard Business School. Mr. Wallis holds the designation of Chartered Financial Analyst and has over 15 years of investment/financial analysis and accounting experience.

Scott J. Weber. Mr. Weber, a Portfolio Manager of Vaughan Nelson, joined the firm in 2003. Prior to joining Vaughan Nelson, he was a vice president from 2001 to 2003 and a senior associated from 2000 to 2001 of RBC Capital Markets. Mr. Weber received a B.S. from the University of the South and an M.B.A. from Tulane University. Mr. Weber

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holds the designation of Chartered Financial Analyst and has over 10 years of investment management and financial analysis experience.

Duties of Principal and Sub-Advisors
Principal or the Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund’s investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

Several of the Funds have multiple Sub-Advisors. For those Funds, Principal determines the portion of the Fund’s assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor’s firm or investment professionals or changes in the number of Sub-Advisors. Ordinarily, reallocations of Fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

The Sub-Sub-Advisors
Principal Global Investors, LLC (“PGI”) has entered into sub-sub-advisory agreements for various Funds. Under these agreements, each sub-sub-advisor has agreed to assume the obligations of PGI for a certain portion of the Fund’s assets. The sub-sub-advisor is paid a fee by PGI.

PGI is the sub-advisor for the Bond & Mortgage Securities Fund. Day-to-day management decisions concerning a portion of the Bond & Mortgage Securities Fund’s portfolio are made by Spectrum Asset Management, Inc. (“Spectrum”), which serves as sub-sub-advisor. Similar day-to-day management decisions concerning a portion of the High Quality Intermediate-Term Bond Fund’s portfolio are made by Spectrum.

See the discussion regarding Spectrum provided in connection with the Preferred Securities Fund for a description of the firm and the individuals who serve as portfolio managers.

Fees Paid to Principal
The Fund pays Principal a fee for its services, which includes any fee Principal pays to the Sub-Advisor. The fee each Fund paid (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2007 was:

Bond & Mortgage Securities Fund	0.52%
Disciplined LargeCap Blend Fund	0.56%
Diversified International Fund	0.87%
Government & High Quality Bond Fund	0.40%
High Quality Intermediate-Term Bond Fund	0.40%
Inflation Protection Fund	0.40%
International Emerging Markets Fund	1.19%
International Growth Fund	0.97%
LargeCap Growth Fund	0.60	%(2)
LargeCap S&P 500 Index Fund	0.15%
LargeCap Value Fund	0.44%
MidCap Blend Fund	0.64%
MidCap Growth Fund	0.65%
MidCap S&P 400 Index Fund	0.15%
MidCap Value Fund	0.65%
Money Market Fund	0.38%
Partners Global Equity Fund	0.95%
Partners International Fund	1.08%
Partners LargeCap Blend Fund	0.74%
Partners LargeCap Blend Fund I	0.44%
Partners LargeCap Growth Fund I	0.73%
Partners LargeCap Growth Fund II	0.99	%(1)
Partners LargeCap Value Fund	0.76%
Partners LargeCap Value Fund I	0.79%
Partners LargeCap Value Fund II	0.85%
Partners MidCap Growth Fund	1.00	%(1)
Partners MidCap Growth Fund I	1.00%
Partners MidCap Growth Fund II	1.00%
Partners MidCap Value Fund	0.99%
Partners MidCap Value Fund I	0.99%
Partners SmallCap Blend Fund	1.00%
Partners SmallCap Growth Fund I	1.10%
Partners SmallCap Growth Fund II	0.99%
Partners SmallCap Growth Fund III	1.10%
Partners SmallCap Value Fund	1.00%
Partners SmallCap Value Fund I	1.00%

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Partners SmallCap Value Fund II	1.00%
Preferred Securities Fund	0.74%
Principal LifeTime 2010 Fund	0.1225%
Principal LifeTime 2015 Fund	N/A (3)
Principal LifeTime 2020 Fund	0.1225%
Principal LifeTime 2025 Fund	N/A (3)
Principal LifeTime 2030 Fund	0.1225%
Principal LifeTime 2035 Fund	N/A (3)
Principal LifeTime 2040 Fund	0.1225%
Principal LifeTime 2045 Fund	N/A (3)
Principal LifeTime 2050 Fund	0.1225%
Principal LifeTime 2055 Fund	N/A (3)
Principal LifeTime Strategic Income Fund	0.1225%
Real Estate Securities Fund	0.83%
SAM Balanced Portfolio	0.31%
SAM Conservative Balanced Portfolio	0.31%
SAM Conservative Growth Portfolio	0.31%
SAM Flexible Income Portfolio	0.31%
SAM Strategic Growth Portfolio	0.31%
Short-Term Bond Fund	0.40%
SmallCap Blend Fund	0.75%
SmallCap Growth Fund	0.75%
SmallCap S&P 600 Index Fund	0.15%
SmallCap Value Fund	0.75%
Ultra Short Bond Fund	0.40%

(1)	Effective October 31, 2007, the Fund’s management fees were decreased.

(2)	Effective January 16, 2007, the Fund’s management fees were increased.

(3)	Each of the Funds in the table below pays a fee to Principal (as a percentage of the average daily net assets) as shown.

	First $3	Over $3
Fund	billion	billion

Principal LifeTime 2015 Fund	0.1225%	0.1125%
Principal LifeTime 2025 Fund	0.1225%	0.1125%
Principal LifeTime 2035 Fund	0.1225%	0.1125%
Principal LifeTime 2045 Fund	0.1225%	0.1125%
Principal LifeTime 2055 Fund	0.1225%	0.1125%

A discussion regarding the basis for the Board of Directors approving the management agreement with Principal and the sub-advisory agreements with each Sub-Advisor is available in the semi-annual report to shareholders for the period ended April 30, 2007 and in the annual report to shareholders for the fiscal year ended October 31, 2007.

Under an order received from the SEC, the Fund and Principal, may enter into and materially amend agreements with Sub-Advisors, other than those affiliated with Principal, without obtaining shareholder approval. For any Fund that is relying on that order, Principal may, without obtaining shareholder approval:

•	hire one or more Sub-Advisors;

•	change Sub-Advisors; and

•	reallocate management fees between itself and Sub-Advisors.

Principal has ultimate responsibility for the investment performance of each Fund that utilizes a Sub-Advisor due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination, and replacement. No Fund will rely on the order until it receives approval from its shareholders or, in the case of a new Fund, the Fund’s sole initial shareholder before the Fund is available to the other purchasers, and the Fund states in its prospectus that it intends to rely on the order.

The shareholders of each of the Funds have approved the Fund’s reliance on the order; however, only the MidCap Value and all Partners Funds intend to rely on the order.

Principal Investors Fund	MANAGEMENT OF THE FUNDS 199
www.principal.com

PRICING OF FUND SHARES

Each Fund’s shares are bought and sold at the current share price. The share price of each class of each Fund is calculated each day the New York Stock Exchange (“NYSE”) is open (shares are not priced on the days on which the NYSE is closed for trading, generally New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas). The share price is determined as of the close of business of the NYSE (normally 3:00 p.m. Central Time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received in good order by us at our transaction processing center in Canton, Massachusetts. In order for us to process your purchase order on the day it is received, we must receive the order (with complete information):

•	on a day that the NYSE is open and
•	prior to the close of trading on the NYSE (normally 3 p.m. Central Time).

Orders received after the close of the NYSE or on days that the NYSE is not open will be processed on the next day that the NYSE is open for normal trading.

If we receive an application or purchase request for a new mutual fund account or subsequent purchase into an existing account that is accompanied by a check and the application or purchase request does not contain complete information, we may hold the application (and check) for up to two business days while we attempt to obtain the necessary information. If we receive the necessary information within two business days, we will process the order using the next share price calculated. If we do not receive the information within two business days, the application and check will be returned to you.

For all Funds, except the Money Market Fund, the share price is calculated by:

•	taking the current market value of the total assets of the Fund
•	subtracting liabilities of the Fund
•	dividing the remainder proportionately into the classes of the Fund
•	subtracting the liability of each class
•	dividing the remainder by the total number of shares owned in that class.

The securities of the Money Market Fund are valued at amortized cost. The calculation procedure is described in the Statement of Additional Information.

NOTES:

•	If market quotations are not readily available for a security owned by a Fund, its fair value is determined using a policy adopted by the Directors. Fair valuation pricing is subjective and creates the possibility that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.
•	A Fund’s securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. Generally, the values of foreign securities used in computing a Fund’s NAV are the market quotations as of the close of the foreign market. Foreign securities and currencies are also converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The Fund has adopted policies and procedures to “fair value” some or all securities held by a Fund if significant events occur after the close of the market on which the foreign securities are traded but before the Fund’s NAV is calculated. Significant events can be specific to a single security or can include events that affect a particular foreign market or markets. A significant event can also include a general market movement in the U.S. securities markets. If Principal believes that the market value of any or all of the foreign securities is materially affected by such an event, the securities will be valued, and the Fund’s NAV will be calculated, using the policy adopted by the Fund. These fair valuation procedures are intended to discourage shareholders from investing in the Fund for the purpose of engaging in market timing or arbitrage transactions.

200 PRICING OF FUND SHARES	Principal Investors Fund
1-800-547-7754

The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Fund may change on days when shareholders are unable to purchase or redeem shares.

•	Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

PURCHASE OF FUND SHARES

Shares may be purchased:

•	via the internet.

•	standard method of accepting data for plans with fewer than 1,000 current and terminated (within the last five years) members.
•	available 7 days a week (7 a.m. to 9 p.m. Central Time).

•	using a modem.

•	plan contributions transferred electronically.
•	standard method of accepting data for plans with more than 1,000 current and terminated (within the last five years) members.
•	available 24 hours a day, 7 days a week.

To eliminate the need for safekeeping, the Funds will not issue certificates for shares. The Funds may periodically close to new purchases of shares or refuse any order to buy shares if Principal determines that doing so would be in the best interests of the Fund and its shareholders.

Effective the close of business on September 1, 2007, the SmallCap Blend Fund (the “fund”) closed to new investors. With limited exceptions, those who were fund shareholders on September 1, 2007 may, however, continue to purchase shares in fund accounts in existence at that time. Principal may recommend to the Board, and the Board may elect, to close certain funds to new and existing investors.

REDEMPTION OF FUND SHARES

Subject to any restrictions imposed by a plan, shares may be sold back to the Fund any day the NYSE is open. For more information about how to sell shares of the Fund, including any charges that a plan may impose, please consult the plan.

The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

Distributions in Kind. Payment for shares of the Funds tendered for redemption is ordinarily made by check. However, the Funds may determine that it would be detrimental to the remaining shareholders of a Fund to make payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the Funds may pay the redemption proceeds in whole or in part by a distribution “in kind” of securities from the Fund’s portfolio in lieu of cash. If a Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. Each Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described in this prospectus.

Redemption fees. The Fund board of directors has determined that it is not necessary to impose a fee upon the redemption of fund shares, because the Fund has adopted transfer restrictions as described in “Exchange of Fund Shares.”

Principal Investors Fund	PURCHASE OF FUND SHARES 201
www.principal.com

EXCHANGE OF FUND SHARES

An exchange between Funds is a redemption of shares of one Fund and a concurrent purchase of shares in another Fund with the redemption proceeds. A shareholder, including a beneficial owner of shares held in nominee name or a participant in a participant-directed employee benefit plan, may exchange Fund shares under certain circumstances. In addition to any restrictions an intermediary or an employee benefit plan imposes, Fund shares may be exchanged, without charge, for shares of any other Fund of Principal Investors Fund, provided that:

•	the shareholder has not exchanged shares of the Fund within 30 days preceding the exchange, unless the shareholder is exchanging into the Money Market Fund,
•	the share class of such other Fund is available through the plan, and
•	the share class of such other Fund is available in the shareholder’s state of residence.

All exchanges completed on the same day are considered a single exchange for purposes of this exchange limitation. In addition, the Fund will reject an order to purchase shares of any Fund, except shares of the Money Market Fund, if the shareholder redeemed shares from that Fund within the preceding 30-day period. The 30-day exchange or purchase restriction does not apply to exchanges or purchases made on a scheduled basis such as scheduled periodic portfolio rebalancing transactions, or where the application of the restriction would cause a Fund to fail to be considered a “qualified default investment alternative” under the Employee Retirement Income Security Act of 1976, as amended, and the rules and regulations thereunder.

If Fund shares are purchased through an intermediary that is unable or unwilling to impose the 30-day exchange restriction described above, Fund management may waive this restriction in lieu of the exchange limitation that the intermediary is able to impose if, in management’s judgment, such limitation is reasonably likely to prevent excessive trading in Fund shares. In order to prevent excessive exchanges, and under other circumstances where the Fund Board of Directors or Principal believes it is in the best interests of the Fund, the Fund reserves the right to revise or terminate this exchange privilege, limit the amount or further limit the number of exchanges, reject any exchange or close an account.

FREQUENT PURCHASES AND REDEMPTIONS

The Funds are not designed for, and do not knowingly accommodate, frequent purchases and redemptions of fund shares by investors. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase these Funds.

Frequent purchases and redemptions pose a risk to the Funds because they may:

•	Disrupt the management of the Funds by:

•	forcing the Funds to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the Fund; and
•	causing unplanned portfolio turnover;

•	Hurt the portfolio performance of the Funds; and
•	Increase expenses of the Funds due to:

•	increased broker-dealer commissions and
•	increased recordkeeping and related costs.

Certain Funds may be at greater risk of harm due to frequent purchases and redemptions. For example, those Funds that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage.

The Funds have adopted procedures to “fair value” foreign securities under certain circumstances, which are intended, in part, to discourage excessive trading of shares of the Funds. The Board of Directors of the Fund has also adopted policies and procedures with respect to frequent purchases and redemptions of shares of the Funds. The Funds monitor trading activity to identify and take action against abuses. While our policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that we will identify and prevent abusive trading in all instances. If we are not able to identify such excessive trading practices, the Funds may be negatively impacted and may cause investors to suffer the harms described. The potential negative impact and harms of undetected excessive trading in shares of the underlying Funds in which the Principal LifeTime Funds or Strategic Asset Management Funds invest could flow through to the Principal LifeTime Funds and Strategic Asset Management Funds as they would for any Fund shareholder. When we do identify abusive trading, we will apply our policies and procedures in a fair and uniform manner. If we are not able to identify such abusive trading practices, the abuses described above may negatively impact the Funds.

202 EXCHANGE OF FUND SHARES	Principal Investors Fund
1-800-547-7754

The Funds have adopted an exchange frequency restriction, described above in “Exchange of Fund Shares” to limit excessive trading in fund shares.

DIVIDENDS AND DISTRIBUTIONS

Dividends are based on estimates of income, expenses, and shareholder activity for the Fund. Actual income, expenses, and shareholder activity may differ from estimates; consequently, differences, if any, will be included in the calculation of subsequent dividends. The Funds pay their net investment income to shareholders of record on the business day prior to the payment date. The payment schedule is as follows:

•	The Bond & Mortgage Securities, Government & High Quality Bond, Inflation Protection, Short-Term Bond, and Ultra Short Bond Funds declare dividends of their daily net investment income each day their shares are priced. On the last business day of each month the Funds will pay out their accumulated declared dividends.

•	The Money Market Fund declares dividends of all its daily net investment income each day its shares are priced. The dividends are paid daily and are automatically reinvested back into additional shares of the Fund.

•	The Preferred Securities Fund pays its net investment income on a monthly basis. The payment date is the last business day of each month.

•	The Real Estate Securities Fund and the SAM Flexible Income, SAM Conservative Balanced, and SAM Balanced Portfolios each pay their net investment income on a quarterly basis. The payment date is the last business day of March, June, September, and December.

•	The other Funds pay their net investment income on an annual basis. The payment date is the last business day of the year.

Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.

The Money Market Fund does not seek to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends.

Dividend and capital gains distributions will be reinvested, without a sales charge, in shares of the Fund from which the distribution is paid.

Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. Special tax rules apply to Fund distributions to retirement plans. A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state, and local taxes. A Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased.

To the extent that distributions the Funds pay are derived from a source other than net income (such as a return of capital), a notice will be included in your quarterly statement pursuant to Section 19(a) of the Investment Company Act of 1940, as amended, and Rule 19a-1 disclosing the source of such distributions. Furthermore, such notices shall be posted monthly on our web site at www.principal.com. You may request a copy of all such notices, free of charge, by telephoning 1-800-547-7754. The amounts and sources of distributions included in such notices are estimates only and you should not rely upon them for purposes of reporting income taxes. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders how to report these distributions for federal income tax purposes.

Principal Investors Fund	DIVIDENDS AND DISTRIBUTIONS 203
www.principal.com

FUND ACCOUNT INFORMATION

Statements
Statements are sent each calendar quarter. The statements provide the number and value of shares owned by the plan, transactions during the quarter, dividends declared or paid, and other information.

This information may also be accessed by accessing www.principal.com.

Orders Placed by Intermediaries
Principal Investors Fund may have an agreement with your intermediary, such as a broker-dealer, third party administrator, or trust company, that permits the intermediary to accept orders on behalf of the Fund until 3 p.m. Central Time. The agreement may include authorization for your intermediary to designate other intermediaries (“sub-designees”) to accept orders on behalf of the Fund on the same terms that apply to the intermediary. In such cases, if your intermediary or a sub-designee receives your order in correct form by 3 p.m. Central Time, transmits it to the Fund and pays for it in accordance with the agreement, the Fund will price the order at the next NAV it computes after your intermediary or sub-designee received your order. Note: The time at which the Fund prices orders and the time until which the Fund or your intermediary or sub-designee will accept orders may change in the case of an emergency or if the New York Stock Exchange closes at a time other than 3 p.m. Central Time.

Minimum Account Balance
The Principal Investors Fund reserves the right to set a minimum and redeem all shares in the Fund if the value of a plan’s investments in the Fund is less than the minimum. Principal Investors Fund has set the minimum at $2.5 million. The redemption proceeds would then be sent according to the directions of the appropriate plan fiduciary. If the Fund exercises this right, the plan sponsor will be notified that the redemption is going to be made. The plan will have 30 days to make an additional investment and bring plan assets up to the required minimum. The Fund reserves the right to change the minimum.

Reservation of Rights
The Principal Investors Fund reserves the right to amend or terminate the special plans described in this prospectus. In addition, Principal Investors Fund reserves the right to change the share classes described herein. Shareholders will be notified of any such action to the extent required by law.

Multiple Translations
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

Procedures for Opening an Account
To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to verify your identity. We may also ask to see your driver’s license or other identifying documents.

If concerns arise with verification of your identification, no transactions, other than redemptions, will be permitted while we attempt to reconcile the concerns. If we are unable to verify your identify within 30 days of our receipt of your original purchase, the account(s) will be closed and redeemed in accordance with normal redemption procedures.

Financial Statements
Plans will receive annual financial statements for the Funds, audited by the Funds’ independent registered public accounting firm, Ernst & Young LLP. Plans will also receive a semiannual financial statement that is unaudited.

204 FUND ACCOUNT INFORMATION	Principal Investors Fund
1-800-547-7754

PORTFOLIO HOLDINGS INFORMATION

The Fund will publish month-end portfolio holdings information for the Funds described in this Prospectus on the principal.com website and the PrincipalFunds.com website on the last business day of the following month. The information will include all of each Fund’s holdings, and may include information regarding the top ten holdings as well. The information will remain on the website until the Fund files portfolio holding information with the SEC for a period that includes the date on which the holdings are published on the websites. Also, from time to time, information relating to the impact of specific events, such as national disasters, corporate debt defaults, or similar events, on a Fund’s portfolio will be published on the website. In addition, composite portfolio holdings information for the Money Market Fund is published each week as of the prior week on the principalglobal.com website.

Third parties who need portfolio holdings information to provide services to the Funds may be provided such information prior to its posting on the website, solely for legitimate business purposes and subject to confidentiality agreements. A description of the Funds’ policies and procedures with respect to the disclosure of the portfolio securities is available in the Funds’ Statement of Additional Information.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions).

The financial statements for the Fund were audited by Ernst & Young LLP, whose report, along with the financial statements, is included in the most recent annual report for the Fund. To receive a copy of the latest annual or semiannual report for the Fund, you may telephone 1-800-547-7754.

Principal Investors Fund	PORTFOLIO HOLDINGS INFORMATION 205
www.principal.com

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004	2003
BOND & MORTGAGE SECURITIES FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$10.63	$10.57	$10.86		$10.66	$10.59
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.51	0.45	0.37		0.34	0.31
Net Realized and Unrealized Gain (Loss) on Investments	(0.18)	0.04	(0.28)		0.20	0.11

Total From Investment Operations	0.33	0.49	0.09		0.54	0.42
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.51)	(0.43)	(0.37)		(0.34)	(0.35)
Distributions from Realized Gains	—	—	(0.01)		—	—

Total Dividends and Distributions	(0.51)	(0.43)	(0.38)		(0.34)	(0.35)

Net Asset Value, End of Period	$10.45	$10.63	$10.57		$10.86	$10.66

Total Return	3.17%	4.79%	0.79%		5.17%	4.05%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$62,793	$50,633	$35,016		$28,547	$14,430
Ratio of Expenses to Average Net Assets	1.09%	1.14%	1.33%		1.15%	1.12%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(b)	N/A	1.10%	1.12%		1.12%	—%
Ratio of Net Investment Income to Average Net Assets	4.85%	4.25%	3.47%		3.15%	2.92%
Portfolio Turnover Rate	259.1%	274.5%	202.1	%(c)	150.5%	91.0%

	2007	2006	2005		2004	2003
BOND & MORTGAGE SECURITIES FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$10.60	$10.55	$10.84		$10.63	$10.57
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.49	0.42	0.35		0.32	0.30
Net Realized and Unrealized Gain (Loss) on Investments	(0.18)	0.05	(0.28)		0.21	0.10

Total From Investment Operations	0.31	0.47	0.07		0.53	0.40
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.49)	(0.42)	(0.35)		(0.32)	(0.34)
Distributions from Realized Gains	—	—	(0.01)		—	—

Total Dividends and Distributions	(0.49)	(0.42)	(0.36)		(0.32)	(0.34)

Net Asset Value, End of Period	$10.42	$10.60	$10.55		$10.84	$10.63

Total Return	3.00%	4.52%	0.61%		5.09%	3.77%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$37,875	$42,548	$39,797		$31,801	$12,537
Ratio of Expenses to Average Net Assets	1.27%	1.33%	1.51%		1.34%	1.30%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(b)	N/A	1.28%	1.30%		1.30%	—%
Ratio of Net Investment Income to Average Net Assets	4.65%	4.04%	3.29%		2.95%	2.71%
Portfolio Turnover Rate	259.1%	274.5%	202.1	%(c)	150.5%	91.0%

	2007	2006	2005
BOND & MORTGAGE SECURITIES FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$10.66	$10.61	$10.88
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.48	0.42	0.36
Net Realized and Unrealized Gain (Loss) on Investments	(0.17)	0.03	(0.28)

Total From Investment Operations	0.31	0.45	0.08
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.48)	(0.40)	(0.34)
Distributions from Realized Gains	—	—	(0.01)

Total Dividends and Distributions	(0.48)	(0.40)	(0.35)

Net Asset Value, End of Period	$10.49	$10.66	$10.61

Total Return	2.94%	4.35%	0.66%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$7,143	$4,536	$752
Ratio of Expenses to Average Net Assets	1.40%	1.43%	1.67%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(b)	N/A	1.41%	1.43%
Ratio of Net Investment Income to Average Net Assets	4.54%	3.98%	3.27%
Portfolio Turnover Rate	259.1%	274.5%	202.1	%(c)

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004	2003
BOND & MORTGAGE SECURITIES FUND
Preferred shares
Net Asset Value, Beginning of Period	$10.64	$10.58	$10.87		$10.67	$10.60
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.54	0.48	0.41		0.37	0.35
Net Realized and Unrealized Gain (Loss) on Investments	(0.18)	0.05	(0.29)		0.20	0.11

Total From Investment Operations	0.36	0.53	0.12		0.57	0.46
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.54)	(0.47)	(0.40)		(0.37)	(0.39)
Distributions from Realized Gains	—	—	(0.01)		—	—

Total Dividends and Distributions	(0.54)	(0.47)	(0.41)		(0.37)	(0.39)

Net Asset Value, End of Period	$10.46	$10.64	$10.58		$10.87	$10.67

Total Return	3.49%	5.11%	1.10%		5.48%	4.37%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$111,437	$95,496	$65,637		$43,420	$33,930
Ratio of Expenses to Average Net Assets	0.78%	0.83%	1.02%		0.84%	0.81%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(b)	N/A	0.79%	0.81%		0.81%	—%
Ratio of Net Investment Income to Average Net Assets	5.15%	4.56%	3.79%		3.46%	3.23%
Portfolio Turnover Rate	259.1%	274.5%	202.1	%(c)	150.5%	91.0%

	2007	2006	2005		2004	2003
BOND & MORTGAGE SECURITIES FUND
Select shares
Net Asset Value, Beginning of Period	$10.77	$10.71	$10.99		$10.78	$10.65
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.54	0.47	0.40		0.36	0.34
Net Realized and Unrealized Gain (Loss) on Investments	(0.18)	0.04	(0.28)		0.21	0.16

Total From Investment Operations	0.36	0.51	0.12		0.57	0.50
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.53)	(0.45)	(0.39)		(0.36)	(0.37)
Distributions from Realized Gains	—	—	(0.01)		—	—

Total Dividends and Distributions	(0.53)	(0.45)	(0.40)		(0.36)	(0.37)

Net Asset Value, End of Period	$10.60	$10.77	$10.71		$10.99	$10.78

Total Return	3.42%	4.92%	1.06%		5.39%	4.79%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$28,800	$18,009	$8,635		$2,274	$912
Ratio of Expenses to Average Net Assets	0.90%	0.95%	1.15%		0.96%	0.93%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(b)	N/A	0.91%	0.93%		0.93%	—%
Ratio of Net Investment Income to Average Net Assets	5.05%	4.46%	3.69%		3.35%	3.12%
Portfolio Turnover Rate	259.1%	274.5%	202.1	%(c)	150.5%	91.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Excludes interest expense paid on borrowings through reverse repurchase agreements. See “Operating Policies” in notes to financial statements.

(c)	Portfolio turnover rate excludes approximately $213,484,000 of securities from the acquisition of Principal Bond Fund, Inc.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007		2006	2005		2004	2003(a)
DISCIPLINED LARGECAP BLEND FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$15.96		$14.23	$12.89		$12.07	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.09		0.09	0.08		0.06	0.04
Net Realized and Unrealized Gain (Loss) on Investments	2.10		1.88	1.39		1.07	2.03

Total From Investment Operations	2.19		1.97	1.47		1.13	2.07
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.09)		(0.04)	(0.07)		(0.04)	—
Distributions from Realized Gains	(0.38)		(0.20)	(0.06)		(0.27)	—

Total Dividends and Distributions	(0.47)		(0.24)	(0.13)		(0.31)	—

Net Asset Value, End of Period	$17.68		$15.96	$14.23		$12.89	$12.07

Total Return	14.04%		14.03%	11.44%		9.55%	20.70	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$10,524		$5,740	$34		$9	$121
Ratio of Expenses to Average Net Assets	1.14%		1.16%	1.17%		1.17%	1.17	%(d)
Ratio of Net Investment Income to Average Net Assets	0.56%		0.58%	0.59%		0.44%	0.45	%(d)
Portfolio Turnover Rate	101.4	%(e)	92.4%	86.7	%(f)	106.2%	109.2	%(d)

	2007		2006	2005		2004	2003(a)
DISCIPLINED LARGECAP BLEND FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$15.90		$14.18	$12.87		$12.05	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.06		0.08	0.04		0.03	0.02
Net Realized and Unrealized Gain (Loss) on Investments	2.10		1.86	1.40		1.08	2.03

Total From Investment Operations	2.16		1.94	1.44		1.11	2.05
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.07)		(0.02)	(0.07)		(0.02)	—
Distributions from Realized Gains	(0.38)		(0.20)	(0.06)		(0.27)	—

Total Dividends and Distributions	(0.45)		(0.22)	(0.13)		(0.29)	—

Net Asset Value, End of Period	$17.61		$15.90	$14.18		$12.87	$12.05

Total Return	13.83%		13.80%	11.21%		9.37%	20.50	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,641		$1,937	$253		$10	$120
Ratio of Expenses to Average Net Assets	1.32%		1.34%	1.35%		1.35%	1.35	%(d)
Ratio of Net Investment Income to Average Net Assets	0.39%		0.51%	0.31%		0.26%	0.27	%(d)
Portfolio Turnover Rate	101.4	%(e)	92.4%	86.7	%(f)	106.2%	109.2	%(d)

	2007		2006	2005
DISCIPLINED LARGECAP BLEND FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$15.97		$14.24	$12.95
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.04		0.02	0.07
Net Realized and Unrealized Gain (Loss) on Investments	2.11		1.91	1.34

Total From Investment Operations	2.15		1.93	1.41
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.04)		—	(0.06)
Distributions from Realized Gains	(0.38)		(0.20)	(0.06)

Total Dividends and Distributions	(0.42)		(0.20)	(0.12)

Net Asset Value, End of Period	$17.70		$15.97	$14.24

Total Return	13.73%		13.68%	10.97%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,447		$1,244	$12
Ratio of Expenses to Average Net Assets	1.45%		1.47%	1.48%
Ratio of Net Investment Income to Average Net Assets	0.26%		0.11%	0.48%
Portfolio Turnover Rate	101.4	%(e)	92.4%	86.7	%(f)

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007		2006	2005		2004	2003(a)
DISCIPLINED LARGECAP BLEND FUND
Preferred shares
Net Asset Value, Beginning of Period	$16.05		$14.31	$12.93		$12.10	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.15		0.13	0.15		0.09	0.07
Net Realized and Unrealized Gain (Loss) on Investments	2.11		1.90	1.36		1.09	2.03

Total From Investment Operations	2.26		2.03	1.51		1.18	2.10
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.15)		(0.09)	(0.07)		(0.08)	—
Distributions from Realized Gains	(0.38)		(0.20)	(0.06)		(0.27)	—

Total Dividends and Distributions	(0.53)		(0.29)	(0.13)		(0.35)	—

Net Asset Value, End of Period	$17.78		$16.05	$14.31		$12.93	$12.10

Total Return	14.39%		14.37%	11.75%		9.94%	21.00	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,925		$1,565	$20		$10	$121
Ratio of Expenses to Average Net Assets	0.83%		0.85%	0.86%		0.86%	0.86	%(d)
Ratio of Net Investment Income to Average Net Assets	0.88%		0.88%	1.09%		0.75%	0.76	%(d)
Portfolio Turnover Rate	101.4	%(e)	92.4%	86.7	%(f)	106.2%	109.2	%(d)

	2007		2006	2005		2004	2003(a)
DISCIPLINED LARGECAP BLEND FUND
Select shares
Net Asset Value, Beginning of Period	$16.01		$14.28	$12.91		$12.08	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.13		0.11	0.09		0.08	0.06
Net Realized and Unrealized Gain (Loss) on Investments	2.10		1.89	1.41		1.09	2.02

Total From Investment Operations	2.23		2.00	1.50		1.17	2.08
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.12)		(0.07)	(0.07)		(0.07)	—
Distributions from Realized Gains	(0.38)		(0.20)	(0.06)		(0.27)	—

Total Dividends and Distributions	(0.50)		(0.27)	(0.13)		(0.34)	—

Net Asset Value, End of Period	$17.74		$16.01	$14.28		$12.91	$12.08

Total Return	14.28%		14.20%	11.68%		9.83%	20.80	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$5,304		$5,195	$183		$9	$121
Ratio of Expenses to Average Net Assets	0.95%		0.97%	0.98%		0.98%	0.98	%(d)
Ratio of Net Investment Income to Average Net Assets	0.77%		0.76%	0.66%		0.63%	0.64	%(d)
Portfolio Turnover Rate	101.4	%(e)	92.4%	86.7	%(f)	106.2%	109.2	%(d)

(a)	Period from December 30, 2002, date operations commenced, through October 31, 2003.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return amounts have not been annualized.

(d)	Computed on an annualized basis.

(e)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM Growth & Income Fund.

(f)	Portfolio turnover rate excludes approximately $102,898,000 of securities from the acquisition of Principal Balanced Fund, Inc.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007		2006	2005		2004		2003
DIVERSIFIED INTERNATIONAL FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$14.27		$11.38	$9.31		$8.00		$6.51
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.12		0.12	0.08		0.06		0.07
Net Realized and Unrealized Gain (Loss) on Investments	4.25		3.25	2.25		1.27		1.45

Total From Investment Operations	4.37		3.37	2.33		1.33		1.52
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.13)		(0.02)	(0.05)		(0.02)		(0.03)
Distributions from Realized Gains	(1.27)		(0.46)	(0.21)		—		—

Total Dividends and Distributions	(1.40)		(0.48)	(0.26)		(0.02)		(0.03)

Net Asset Value, End of Period	$17.24		$14.27	$11.38		$9.31		$8.00

Total Return	33.21%		30.56%	25.38%		16.59%		23.36%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$99,441		$44,461	$13,847		$8,156		$4,173
Ratio of Expenses to Average Net Assets	1.47%		1.46%	1.47%		1.46%		1.47%
Ratio of Gross Expenses to Average Net Assets	—%		—%	—%		1.47	%(b)	1.47	%(b)
Ratio of Net Investment Income to Average Net Assets	0.78%		0.88%	0.79%		0.73%		0.95%
Portfolio Turnover Rate	111.3	%(c)	107.5%	202.7	%(d)	160.2	%(e)	162.2	%(f)

	2007		2006	2005		2004		2003
DIVERSIFIED INTERNATIONAL FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$14.18		$11.30	$9.25		$7.96		$6.47
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.09		0.09	0.07		0.05		0.04
Net Realized and Unrealized Gain (Loss) on Investments	4.22		3.25	2.23		1.24		1.47

Total From Investment Operations	4.31		3.34	2.30		1.29		1.51
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.10)		—	(0.04)		—		(0.02)
Distributions from Realized Gains	(1.27)		(0.46)	(0.21)		—		—

Total Dividends and Distributions	(1.37)		(0.46)	(0.25)		—		(0.02)

Net Asset Value, End of Period	$17.12		$14.18	$11.30		$9.25		$7.96

Total Return	32.96%		30.46%	25.31%		16.23%		23.30%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$38,204		$22,784	$9,270		$5,573		$3,060
Ratio of Expenses to Average Net Assets	1.65%		1.64%	1.65%		1.64%		1.65%
Ratio of Gross Expenses to Average Net Assets	—%		—%	—%		1.65	%(b)	1.65	%(b)
Ratio of Net Investment Income to Average Net Assets	0.59%		0.67%	0.64%		0.53%		0.61%
Portfolio Turnover Rate	111.3	%(c)	107.5%	202.7	%(d)	160.2	%(e)	162.2	%(f)

	2007		2006	2005
DIVERSIFIED INTERNATIONAL FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$14.24		$11.37	$9.36
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.07		0.08	0.06
Net Realized and Unrealized Gain (Loss) on Investments	4.24		3.25	2.20

Total From Investment Operations	4.31		3.33	2.26
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.08)		—	(0.04)
Distributions from Realized Gains	(1.27)		(0.46)	(0.21)

Total Dividends and Distributions	(1.35)		(0.46)	(0.25)

Net Asset Value, End of Period	$17.20		$14.24	$11.37

Total Return	32.77%		30.17%	24.56%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$10,716		$3,787	$319
Ratio of Expenses to Average Net Assets	1.78%		1.77%	1.78%
Ratio of Net Investment Income to Average Net Assets	0.44%		0.62%	0.51%
Portfolio Turnover Rate	111.3	%(c)	107.5%	202.7	%(d)

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007		2006	2005		2004		2003
DIVERSIFIED INTERNATIONAL FUND
Preferred shares
Net Asset Value, Beginning of Period	$14.34		$11.43	$9.32		$8.01		$6.51
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.16		0.15	0.12		0.09		0.08
Net Realized and Unrealized Gain (Loss) on Investments	4.26		3.28	2.25		1.26		1.47

Total From Investment Operations	4.42		3.43	2.37		1.35		1.55
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.17)		(0.06)	(0.05)		(0.04)		(0.05)
Distributions from Realized Gains	(1.27)		(0.46)	(0.21)		—		—

Total Dividends and Distributions	(1.44)		(0.52)	(0.26)		(0.04)		(0.05)

Net Asset Value, End of Period	$17.32		$14.34	$11.43		$9.32		$8.01

Total Return	33.54%		31.00%	25.82%		16.93%		23.90%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$135,368		$53,609	$20,799		$10,120		$7,169
Ratio of Expenses to Average Net Assets	1.16%		1.15%	1.16%		1.15%		1.16%
Ratio of Gross Expenses to Average Net Assets	—%		—%	—%		1.16	%(b)	1.16	%(b)
Ratio of Net Investment Income to Average Net Assets	1.05%		1.12%	1.12%		0.99%		1.15%
Portfolio Turnover Rate	111.3	%(c)	107.5%	202.7	%(d)	160.2	%(e)	162.2	%(f)

	2007		2006	2005		2004		2003
DIVERSIFIED INTERNATIONAL FUND
Select shares
Net Asset Value, Beginning of Period	$14.46		$11.52	$9.43		$8.08		$6.50
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.15		0.15	0.11		0.09		0.08
Net Realized and Unrealized Gain (Loss) on Investments	4.28		3.29	2.24		1.29		1.54

Total From Investment Operations	4.43		3.44	2.35		1.38		1.62
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.15)		(0.04)	(0.05)		(0.03)		(0.04)
Distributions from Realized Gains	(1.27)		(0.46)	(0.21)		—		—

Total Dividends and Distributions	(1.42)		(0.50)	(0.26)		(0.03)		(0.04)

Net Asset Value, End of Period	$17.47		$14.46	$11.52		$9.43		$8.08

Total Return	33.30%		30.87%	25.28%		17.14%		25.01%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$42,258		$16,510	$772		$1,431		$60
Ratio of Expenses to Average Net Assets	1.28%		1.27%	1.28%		1.28%		1.28%
Ratio of Gross Expenses to Average Net Assets	—%		—%	—%		1.28	%(b)	1.28	%(b)
Ratio of Net Investment Income to Average Net Assets	1.00%		1.11%	1.06%		1.03%		1.03%
Portfolio Turnover Rate	111.3	%(c)	107.5%	202.7	%(d)	160.2	%(e)	162.2	%(f)

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without commission rebates.

(c)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM International Growth Fund.

(d)	Portfolio turnover rate excludes approximately $279,644,000 of securities from the acquisition of Principal International Fund, Inc. and Principal International SmallCap Fund, Inc. and $19,133,000 from portfolio realignment.

(e)	Portfolio turnover rate excludes approximately $7,549,000 from portfolio realignment from the acquisition of International SmallCap Fund.

(f)	Portfolio turnover rate excludes approximately $8,876,000 of securities from the acquisitions of European Fund, Pacific Basin Fund, and International SmallCap Fund and $5,654,000 from portfolio realignment.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004	2003
GOVERNMENT & HIGH QUALITY BOND FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$10.08	$10.06	$10.33		$10.31	$10.55
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.43	0.39	0.34		0.30	0.29
Net Realized and Unrealized Gain (Loss) on Investments	(0.06)	0.03	(0.28)		0.09	(0.16)

Total From Investment Operations	0.37	0.42	0.06		0.39	0.13
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.44)	(0.40)	(0.33)		(0.37)	(0.37)

Total Dividends and Distributions	(0.44)	(0.40)	(0.33)		(0.37)	(0.37)

Net Asset Value, End of Period	$10.01	$10.08	$10.06		$10.33	$10.31

Total Return	3.74%	4.27%	0.57%		3.89%	1.22%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$11,507	$8,517	$5,266		$2,980	$1,101
Ratio of Expenses to Average Net Assets	0.97%	1.08%	0.99%		0.97%	0.97%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(b)	N/A	0.97%	0.97%		N/A	N/A
Ratio of Net Investment Income to Average Net Assets	4.30%	3.95%	3.28%		2.90%	2.78%
Portfolio Turnover Rate	261.5%	271.5%	542.3	%(c)	95.2%	219.5%

	2007	2006	2005		2004	2003
GOVERNMENT & HIGH QUALITY BOND FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$10.07	$10.06	$10.33		$10.31	$10.55
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.41	0.37	0.32		0.28	0.28
Net Realized and Unrealized Gain (Loss) on Investments	(0.05)	0.02	(0.28)		0.10	(0.17)

Total From Investment Operations	0.36	0.39	0.04		0.38	0.11
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.42)	(0.38)	(0.31)		(0.36)	(0.35)

Total Dividends and Distributions	(0.42)	(0.38)	(0.31)		(0.36)	(0.35)

Net Asset Value, End of Period	$10.01	$10.07	$10.06		$10.33	$10.31

Total Return	3.66%	3.98%	0.39%		3.71%	1.04%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$9,423	$8,588	$7,427		$6,096	$4,020
Ratio of Expenses to Average Net Assets	1.15%	1.26%	1.17%		1.15%	1.15%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(b)	N/A	1.15%	1.15%		N/A	N/A
Ratio of Net Investment Income to Average Net Assets	4.13%	3.74%	3.09%		2.76%	2.60%
Portfolio Turnover Rate	261.5%	271.5%	542.3	%(c)	95.2%	219.5%

	2007	2006	2005
GOVERNMENT & HIGH QUALITY BOND FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$10.12	$10.11	$10.36
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.40	0.37	0.31
Net Realized and Unrealized Gain (Loss) on Investments	(0.06)	0.01	(0.26)

Total From Investment Operations	0.34	0.38	0.05
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.41)	(0.37)	(0.30)

Total Dividends and Distributions	(0.41)	(0.37)	(0.30)

Net Asset Value, End of Period	$10.05	$10.12	$10.11

Total Return	3.40%	3.82%	0.45%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$857	$657	$177
Ratio of Expenses to Average Net Assets	1.28%	1.38%	1.31%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(b)	N/A	1.28%	1.28%
Ratio of Net Investment Income to Average Net Assets	3.99%	3.69%	3.01%
Portfolio Turnover Rate	261.5%	271.5%	542.3	%(c)

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004	2003
GOVERNMENT & HIGH QUALITY BOND FUND
Preferred shares
Net Asset Value, Beginning of Period	$10.10	$10.08	$10.35		$10.34	$10.57
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.46	0.43	0.37		0.34	0.32
Net Realized and Unrealized Gain (Loss) on Investments	(0.06)	0.02	(0.28)		0.08	(0.15)

Total From Investment Operations	0.40	0.45	0.09		0.42	0.17
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.47)	(0.43)	(0.36)		(0.41)	(0.40)

Total Dividends and Distributions	(0.47)	(0.43)	(0.36)		(0.41)	(0.40)

Net Asset Value, End of Period	$10.03	$10.10	$10.08		$10.35	$10.34

Total Return	4.05%	4.58%	0.87%		4.11%	1.63%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$15,569	$13,126	$11,031		$7,084	$4,853
Ratio of Expenses to Average Net Assets	0.66%	0.77%	0.68%		0.66%	0.66%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(b)	N/A	0.66%	0.66%		N/A	N/A
Ratio of Net Investment Income to Average Net Assets	4.61%	4.24%	3.58%		3.26%	3.09%
Portfolio Turnover Rate	261.5%	271.5%	542.3	%(c)	95.2%	219.5%

	2007	2006	2005		2004	2003
GOVERNMENT & HIGH QUALITY BOND FUND
Select shares
Net Asset Value, Beginning of Period	$10.10	$10.08	$10.35		$10.33	$10.57
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.45	0.41	0.36		0.32	0.30
Net Realized and Unrealized Gain (Loss) on Investments	(0.06)	0.03	(0.28)		0.09	(0.15)

Total From Investment Operations	0.39	0.44	0.08		0.41	0.15
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.46)	(0.42)	(0.35)		(0.39)	(0.39)

Total Dividends and Distributions	(0.46)	(0.42)	(0.35)		(0.39)	(0.39)

Net Asset Value, End of Period	$10.03	$10.10	$10.08		$10.35	$10.33

Total Return	3.93%	4.46%	0.76%		4.08%	1.41%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,724	$2,010	$2,046		$1,140	$745
Ratio of Expenses to Average Net Assets	0.78%	0.89%	0.80%		0.78%	0.78%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(b)	N/A	0.78%	0.78%		N/A	N/A
Ratio of Net Investment Income to Average Net Assets	4.51%	4.11%	3.48%		3.12%	3.00%
Portfolio Turnover Rate	261.5%	271.5%	542.3	%(c)	95.2%	219.5%

(a)	Calculated based on average shares outstanding during the period.

(b)	Excludes interest expense paid on borrowings through reverse repurchase agreements. See “Operating Policies” in notes to financial statements.

(c)	Portfolio turnover rate excludes approximately $343,164,000 of securities from the acquisition of Principal Government Securities Fund Income, Inc.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004	2003
HIGH QUALITY INTERMEDIATE-TERM BOND FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$10.73	$10.53	$10.62		$10.55	$10.54
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.48	0.43	0.33		0.30	0.39
Net Realized and Unrealized Gain (Loss) on Investments	(0.16)	0.04	(0.24)		0.18	0.02

Total From Investment Operations	0.32	0.47	0.09		0.48	0.41
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.38)	(0.26)	(0.12)		(0.33)	(0.40)
Distributions from Realized Gains	—	(0.01)	(0.06)		(0.08)	—

Total Dividends and Distributions	(0.38)	(0.27)	(0.18)		(0.41)	(0.40)

Net Asset Value, End of Period	$10.67	$10.73	$10.53		$10.62	$10.55

Total Return	3.06%	4.57%	0.90%		4.68%	3.97%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$9,052	$47,919	$39,642		$35,407	$818
Ratio of Expenses to Average Net Assets	0.97%	1.28%	1.23%		1.01%	0.97%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(b)	N/A	0.97%	0.97%		0.97%	N/A
Ratio of Net Investment Income to Average Net Assets	4.55%	4.09%	3.15%		2.88%	3.73%
Portfolio Turnover Rate	257.3%	268.6%	177.4	%(c)	152.5%	71.3%

	2007	2006	2005		2004	2003
HIGH QUALITY INTERMEDIATE-TERM BOND FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$10.70	$10.51	$10.61		$10.54	$10.54
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.46	0.41	0.32		0.29	0.38
Net Realized and Unrealized Gain (Loss) on Investments	(0.16)	0.03	(0.24)		0.18	0.01

Total From Investment Operations	0.30	0.44	0.08		0.47	0.39
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.36)	(0.24)	(0.12)		(0.32)	(0.39)
Distributions from Realized Gains	—	(0.01)	(0.06)		(0.08)	—

Total Dividends and Distributions	(0.36)	(0.25)	(0.18)		(0.40)	(0.39)

Net Asset Value, End of Period	$10.64	$10.70	$10.51		$10.61	$10.54

Total Return	2.88%	4.29%	0.74%		4.50%	3.69%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$51,729	$4,737	$5,503		$1,921	$802
Ratio of Expenses to Average Net Assets	1.15%	1.46%	1.44%		1.19%	1.15%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(b)	N/A	1.15%	1.15%		1.15%	N/A
Ratio of Net Investment Income to Average Net Assets	4.35%	3.91%	3.04%		2.78%	3.55%
Portfolio Turnover Rate	257.3%	268.6%	177.4	%(c)	152.5%	71.3%

	2007	2006	2005
HIGH QUALITY INTERMEDIATE-TERM BOND FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$10.80	$10.60	$10.69
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.45	0.41	0.32
Net Realized and Unrealized Gain (Loss) on Investments	(0.17)	0.03	(0.24)

Total From Investment Operations	0.28	0.44	0.08
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.34)	(0.23)	(0.11)
Distributions from Realized Gains	—	(0.01)	(0.06)

Total Dividends and Distributions	(0.34)	(0.24)	(0.17)

Net Asset Value, End of Period	$10.74	$10.80	$10.60

Total Return	2.71%	4.20%	0.79%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,283	$681	$102
Ratio of Expenses to Average Net Assets	1.28%	1.54%	1.61%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(b)	N/A	1.28%	1.28%
Ratio of Net Investment Income to Average Net Assets	4.25%	3.88%	2.99%
Portfolio Turnover Rate	257.3%	268.6%	177.4	%(c)

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004	2003
HIGH QUALITY INTERMEDIATE-TERM BOND FUND
Preferred shares
Net Asset Value, Beginning of Period	$10.77	$10.57	$10.64		$10.57	$10.56
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.51	0.46	0.37		0.34	0.43
Net Realized and Unrealized Gain (Loss) on Investments	(0.17)	0.05	(0.25)		0.18	0.02

Total From Investment Operations	0.34	0.51	0.12		0.52	0.45
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.41)	(0.30)	(0.13)		(0.37)	(0.44)
Distributions from Realized Gains	—	(0.01)	(0.06)		(0.08)	—

Total Dividends and Distributions	(0.41)	(0.31)	(0.19)		(0.45)	(0.44)

Net Asset Value, End of Period	$10.70	$10.77	$10.57		$10.64	$10.57

Total Return	3.28%	4.89%	1.19%		4.99%	4.28%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$45,071	$33,012	$25,333		$11,918	$6,339
Ratio of Expenses to Average Net Assets	0.66%	0.96%	0.92%		0.70%	0.66%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(b)	N/A	0.66%	0.66%		0.66%	N/A
Ratio of Net Investment Income to Average Net Assets	4.87%	4.41%	3.48%		3.27%	4.05%
Portfolio Turnover Rate	257.3%	268.6%	177.4	%(c)	152.5%	71.3%

	2007	2006	2005		2004	2003
HIGH QUALITY INTERMEDIATE-TERM BOND FUND
Select shares
Net Asset Value, Beginning of Period	$10.74	$10.54	$10.62		$10.55	$10.54
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.50	0.45	0.37		0.33	0.41
Net Realized and Unrealized Gain (Loss) on Investments	(0.16)	0.04	(0.26)		0.17	0.02

Total From Investment Operations	0.34	0.49	0.11		0.50	0.43
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.40)	(0.28)	(0.13)		(0.35)	(0.42)
Distributions from Realized Gains	—	(0.01)	(0.06)		(0.08)	—

Total Dividends and Distributions	(0.40)	(0.29)	(0.19)		(0.43)	(0.42)

Net Asset Value, End of Period	$10.68	$10.74	$10.54		$10.62	$10.55

Total Return	3.26%	4.76%	1.06%		4.88%	4.17%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,982	$1,748	$881		$12	$11
Ratio of Expenses to Average Net Assets	0.78%	1.06%	1.12%		0.81%	0.78%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(b)	N/A	0.78%	0.78%		0.78%	N/A
Ratio of Net Investment Income to Average Net Assets	4.75%	4.32%	3.55%		3.18%	3.92%
Portfolio Turnover Rate	257.3%	268.6%	177.4	%(c)	152.5%	71.3%

(a)	Calculated based on average shares outstanding during the period.

(b)	Excludes interest expense paid on borrowings through reverse repurchase agreements. See “Operating Policies” in notes to financial statements.

(c)	Portfolio turnover rate excludes approximately $15,223,000 of securities from the acquisition of High Quality Long-Term Bond Fund.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(a)
INFLATION PROTECTION FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$9.55	$9.80	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.41	0.42	0.34
Net Realized and Unrealized Gain (Loss) on Investments	(0.15)	(0.21)	(0.24)

Total From Investment Operations	0.26	0.21	0.10
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.38)	(0.45)	(0.30)
Distributions from Realized Gains	—	(0.01)	—

Total Dividends and Distributions	(0.38)	(0.46)	(0.30)

Net Asset Value, End of Period	$9.43	$9.55	$9.80

Total Return	2.82%	2.19%	1.01	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,279	$781	$26
Ratio of Expenses to Average Net Assets	0.97%	2.07%	1.90	%(d)
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(e)	N/A	0.97%	0.97	%(d)
Ratio of Net Investment Income to Average Net Assets	4.35%	4.37%	4.10	%(d)
Portfolio Turnover Rate	88.2%	51.4%	45.5	%(d)

	2007	2006	2005(a)
INFLATION PROTECTION FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$9.54	$9.79	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.39	0.39	0.31
Net Realized and Unrealized Gain (Loss) on Investments	(0.14)	(0.19)	(0.23)

Total From Investment Operations	0.25	0.20	0.08
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.37)	(0.44)	(0.29)
Distributions from Realized Gains	—	(0.01)	—

Total Dividends and Distributions	(0.37)	(0.45)	(0.29)

Net Asset Value, End of Period	$9.42	$9.54	$9.79

Total Return	2.65%	2.06%	0.79	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$625	$546	$12
Ratio of Expenses to Average Net Assets	1.15%	2.28%	1.98	%(d)
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(e)	N/A	1.15%	1.15	%(d)
Ratio of Net Investment Income to Average Net Assets	4.09%	4.09%	3.73	%(d)
Portfolio Turnover Rate	88.2%	51.4%	45.5	%(d)

	2007	2006	2005(a)
INFLATION PROTECTION FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$9.55	$9.79	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.42	0.46	0.30
Net Realized and Unrealized Gain (Loss) on Investments	(0.19)	(0.26)	(0.23)

Total From Investment Operations	0.23	0.20	0.07
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.36)	(0.43)	(0.28)
Distributions from Realized Gains	—	(0.01)	—

Total Dividends and Distributions	(0.36)	(0.44)	(0.28)

Net Asset Value, End of Period	$9.42	$9.55	$9.79

Total Return	2.42%	2.07%	0.70	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$87	$41	$11
Ratio of Expenses to Average Net Assets	1.28%	2.47%	2.13	%(d)
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(e)	N/A	1.28%	1.28	%(d)
Ratio of Net Investment Income to Average Net Assets	4.47%	4.77%	3.53	%(d)
Portfolio Turnover Rate	88.2%	51.4%	45.5	%(d)

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(a)
INFLATION PROTECTION FUND
Preferred shares
Net Asset Value, Beginning of Period	$9.56	$9.80	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.45	0.47	0.31
Net Realized and Unrealized Gain (Loss) on Investments	(0.16)	(0.23)	(0.19)

Total From Investment Operations	0.29	0.24	0.12
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.41)	(0.47)	(0.32)
Distributions from Realized Gains	—	(0.01)	—

Total Dividends and Distributions	(0.41)	(0.48)	(0.32)

Net Asset Value, End of Period	$9.44	$9.56	$9.80

Total Return	3.10%	2.55%	1.22	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$625	$120	$73
Ratio of Expenses to Average Net Assets	0.66%	1.73%	1.69	%(d)
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(e)	N/A	0.66%	0.66	%(d)
Ratio of Net Investment Income to Average Net Assets	4.79%	4.92%	3.67	%(d)
Portfolio Turnover Rate	88.2%	51.4%	45.5	%(d)

	2007	2006	2005(a)
INFLATION PROTECTION FUND
Select shares
Net Asset Value, Beginning of Period	$9.55	$9.80	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.38	0.45	0.44
Net Realized and Unrealized Gain (Loss) on Investments	(0.10)	(0.23)	(0.32)

Total From Investment Operations	0.28	0.22	0.12
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.40)	(0.46)	(0.32)
Distributions from Realized Gains	—	(0.01)	—

Total Dividends and Distributions	(0.40)	(0.47)	(0.32)

Net Asset Value, End of Period	$9.43	$9.55	$9.80
Total Return	3.00%	2.35%	1.14	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$271	$389	$76
Ratio of Expenses to Average Net Assets	0.78%	1.95%	1.83	%(d)
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(e)	N/A	0.78%	0.78	%(d)
Ratio of Net Investment Income to Average Net Assets	4.02%	4.73%	5.26	%(d)
Portfolio Turnover Rate	88.2%	51.4%	45.5	%(d)

(a)	Period from December 29, 2004, date operations commenced, through October 31, 2005.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return amounts have not been annualized.

(d)	Computed on an annualized basis.

(e)	Excludes interest expense paid on borrowings through reverse repurchase agreements. See “Operating Policies” in notes to financial statements.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004		2003
INTERNATIONAL EMERGING MARKETS FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$24.42	$19.27	$15.09		$13.00		$8.74
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.27	0.17	0.24		0.08		0.08
Net Realized and Unrealized Gain (Loss) on Investments	16.26	6.97	5.10		2.09		4.18

Total From Investment Operations	16.53	7.14	5.34		2.17		4.26
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.10)	(0.06)	—		(0.08)		—
Distributions from Realized Gains	(1.75)	(1.93)	(1.16)		—		—

Total Dividends and Distributions	(1.85)	(1.99)	(1.16)		(0.08)		—

Net Asset Value, End of Period	$39.10	$24.42	$19.27		$15.09		$13.00

Total Return	72.28%	39.64%	37.21%		16.80%		48.74%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$30,969	$6,949	$2,932		$3,143		$2,484
Ratio of Expenses to Average Net Assets	1.76%	1.91%	1.92%		1.91%		1.92%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.92	%(b)	1.92	%(b)
Ratio of Net Investment Income to Average Net Assets	0.91%	0.74%	1.40%		0.59%		0.76%
Portfolio Turnover Rate	141.6%	134.0%	181.2	%(c)	146.9%		144.7%

	2007	2006	2005		2004		2003
INTERNATIONAL EMERGING MARKETS FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$24.28	$19.17	$15.05		$12.96		$8.73
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.21	0.12	0.21		0.06		0.06
Net Realized and Unrealized Gain (Loss) on Investments	16.17	6.94	5.07		2.09		4.17

Total From Investment Operations	16.38	7.06	5.28		2.15		4.23
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.05)	(0.02)	—		(0.06)		—
Distributions from Realized Gains	(1.75)	(1.93)	(1.16)		—		—

Total Dividends and Distributions	(1.80)	(1.95)	(1.16)		(0.06)		—

Net Asset Value, End of Period	$38.86	$24.28	$19.17		$15.05		$12.96

Total Return	71.97%	39.39%	36.90%		16.65%		48.45%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$16,251	$3,981	$1,477		$1,928		$1,630
Ratio of Expenses to Average Net Assets	1.94%	2.09%	2.10%		2.09%		2.10%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		2.10	%(b)	2.10	%(b)
Ratio of Net Investment Income to Average Net Assets	0.73%	0.53%	1.21%		0.41%		0.59%
Portfolio Turnover Rate	141.6%	134.0%	181.2	%(c)	146.9%		144.7%

	2007	2006	2005
INTERNATIONAL EMERGING MARKETS FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$24.43	$19.29	$15.22
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.17	0.13	0.08
Net Realized and Unrealized Gain (Loss) on Investments	16.30	6.94	5.15

Total From Investment Operations	16.47	7.07	5.23
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.02)	—	—
Distributions from Realized Gains	(1.75)	(1.93)	(1.16)

Total Dividends and Distributions	(1.77)	(1.93)	(1.16)

Net Asset Value, End of Period	$39.13	$24.43	$19.29

Total Return	71.79%	39.14%	36.15%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$7,171	$1,642	$79
Ratio of Expenses to Average Net Assets	2.07%	2.22%	2.23%
Ratio of Net Investment Income to Average Net Assets	0.58%	0.57%	0.43%
Portfolio Turnover Rate	141.6%	134.0%	181.2	%(c)

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004		2003
INTERNATIONAL EMERGING MARKETS FUND
Preferred shares
Net Asset Value, Beginning of Period	$24.65	$19.43	$15.17		$13.07		$8.76
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.36	0.24	0.28		0.13		0.10
Net Realized and Unrealized Gain (Loss) on Investments	16.41	7.03	5.14		2.10		4.21

Total From Investment Operations	16.77	7.27	5.42		2.23		4.31
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.18)	(0.12)	—		(0.13)		—
Distributions from Realized Gains	(1.75)	(1.93)	(1.16)		—		—

Total Dividends and Distributions	(1.93)	(2.05)	(1.16)		(0.13)		—

Net Asset Value, End of Period	$39.49	$24.65	$19.43		$15.17		$13.07

Total Return	72.80%	40.09%	37.57%		17.14%		49.20%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$46,271	$12,766	$5,847		$3,430		$2,506
Ratio of Expenses to Average Net Assets	1.45%	1.60%	1.61%		1.60%		1.61%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.61	%(b)	1.61	%(b)
Ratio of Net Investment Income to Average Net Assets	1.22%	1.07%	1.62%		0.90%		1.01%
Portfolio Turnover Rate	141.6%	134.0%	181.2	%(c)	146.9%		144.7%

	2007	2006	2005		2004		2003
INTERNATIONAL EMERGING MARKETS FUND
Select shares
Net Asset Value, Beginning of Period	$24.61	$19.39	$15.16		$13.05		$8.76
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.35	0.20	0.28		0.11		0.10
Net Realized and Unrealized Gain (Loss) on Investments	16.36	7.05	5.11		2.11		4.19

Total From Investment Operations	16.71	7.25	5.39		2.22		4.29
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.15)	(0.10)	—		(0.11)		—
Distributions from Realized Gains	(1.75)	(1.93)	(1.16)		—		—

Total Dividends and Distributions	(1.90)	(2.03)	(1.16)		(0.11)		—

Net Asset Value, End of Period	$39.42	$24.61	$19.39		$15.16		$13.05

Total Return	72.54%	40.03%	37.39%		17.11%		48.97%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$16,936	$2,150	$1,061		$1,896		$1,633
Ratio of Expenses to Average Net Assets	1.57%	1.72%	1.73%		1.72%		1.73%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.73	%(b)	1.73	%(b)
Ratio of Net Investment Income to Average Net Assets	1.14%	0.90%	1.61%		0.78%		0.96%
Portfolio Turnover Rate	141.6%	134.0%	181.2	%(c)	146.9%		144.7%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without commission rebates.

(c)	Portfolio turnover rate excludes approximately $24,418,000 of securities from the acquisition of Principal International Emerging Markets Fund, Inc.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
INTERNATIONAL GROWTH FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$13.60	$11.68	$10.31	$8.58	$6.83
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.09	0.06	0.08	0.08	0.05
Net Realized and Unrealized Gain (Loss) on Investments	3.55	2.90	2.26	1.70	1.70

Total From Investment Operations	3.64	2.96	2.34	1.78	1.75
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.05)	(0.05)	(0.10)	(0.05)	—
Distributions from Realized Gains	(1.25)	(0.99)	(0.87)	—	—

Total Dividends and Distributions	(1.30)	(1.04)	(0.97)	(0.05)	—

Net Asset Value, End of Period	$15.94	$13.60	$11.68	$10.31	$8.58

Total Return	29.04%	27.01%	24.03%	20.81%	25.62%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$40,890	$27,967	$10,090	$5,301	$2,591
Ratio of Expenses to Average Net Assets	1.54%	1.56%	1.57%	1.57%	1.57%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	—%	1.57	%(b)
Ratio of Net Investment Income to Average Net Assets	0.67%	0.48%	0.70%	0.86%	0.65%
Portfolio Turnover Rate	129.4%	134.7%	139.5%	156.2%	135.3%

	2007	2006	2005	2004	2003
INTERNATIONAL GROWTH FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$12.94	$11.16	$9.91	$8.25	$6.58
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.07	0.03	0.06	0.06	0.05
Net Realized and Unrealized Gain (Loss) on Investments	3.35	2.77	2.15	1.64	1.62

Total From Investment Operations	3.42	2.80	2.21	1.70	1.67
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.03)	(0.03)	(0.09)	(0.04)	—
Distributions from Realized Gains	(1.25)	(0.99)	(0.87)	—	—

Total Dividends and Distributions	(1.28)	(1.02)	(0.96)	(0.04)	—

Net Asset Value, End of Period	$15.08	$12.94	$11.16	$9.91	$8.25

Total Return	28.76%	26.82%	23.76%	20.61%	25.38%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$17,310	$13,931	$9,357	$4,859	$568
Ratio of Expenses to Average Net Assets	1.72%	1.74%	1.75%	1.75%	1.75%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	—%	1.75	%(b)
Ratio of Net Investment Income to Average Net Assets	0.49%	0.26%	0.57%	0.60%	0.73%
Portfolio Turnover Rate	129.4%	134.7%	139.5%	156.2%	135.3%

	2007	2006	2005
INTERNATIONAL GROWTH FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$13.18	$11.35	$10.11
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.05	0.01	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	3.42	2.82	2.22

Total From Investment Operations	3.47	2.83	2.20
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.01)	(0.01)	(0.09)
Distributions from Realized Gains	(1.25)	(0.99)	(0.87)

Total Dividends and Distributions	(1.26)	(1.00)	(0.96)

Net Asset Value, End of Period	$15.39	$13.18	$11.35

Total Return	28.58%	26.63%	23.16%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,543	$2,481	$177
Ratio of Expenses to Average Net Assets	1.85%	1.87%	1.88%
Ratio of Net Investment Income to Average Net Assets	0.37%	0.11%	(0.17)%
Portfolio Turnover Rate	129.4%	134.7%	139.5%

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
INTERNATIONAL GROWTH FUND
Preferred shares
Net Asset Value, Beginning of Period	$13.18	$11.35	$10.02	$8.34	$6.61
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.13	0.09	0.11	0.10	0.08
Net Realized and Unrealized Gain (Loss) on Investments	3.42	2.81	2.19	1.66	1.65

Total From Investment Operations	3.55	2.90	2.30	1.76	1.73
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.09)	(0.08)	(0.10)	(0.08)	—
Distributions from Realized Gains	(1.25)	(0.99)	(0.87)	—	—

Total Dividends and Distributions	(1.34)	(1.07)	(0.97)	(0.08)	—

Net Asset Value, End of Period	$15.39	$13.18	$11.35	$10.02	$8.34

Total Return	29.42%	27.41%	24.38%	21.21%	26.17%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$28,010	$17,420	$7,441	$1,848	$685
Ratio of Expenses to Average Net Assets	1.23%	1.25%	1.26%	1.26%	1.26%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	—%	1.26	%(b)
Ratio of Net Investment Income to Average Net Assets	0.99%	0.74%	1.00%	1.12%	1.09%
Portfolio Turnover Rate	129.4%	134.7%	139.5%	156.2%	135.3%

	2007	2006	2005	2004	2003
INTERNATIONAL GROWTH FUND
Select shares
Net Asset Value, Beginning of Period	$13.14	$11.32	$10.00	$8.31	$6.60
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.12	0.07	0.12	0.09	0.08
Net Realized and Unrealized Gain (Loss) on Investments	3.40	2.81	2.17	1.67	1.63

Total From Investment Operations	3.52	2.88	2.29	1.76	1.71
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.08)	(0.07)	(0.10)	(0.07)	—
Distributions from Realized Gains	(1.25)	(0.99)	(0.87)	—	—

Total Dividends and Distributions	(1.33)	(1.06)	(0.97)	(0.07)	—

Net Asset Value, End of Period	$15.33	$13.14	$11.32	$10.00	$8.31

Total Return	29.20%	27.26%	24.31%	21.26%	25.91%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$25,726	$16,100	$9,188	$228	$106
Ratio of Expenses to Average Net Assets	1.35%	1.37%	1.38%	1.38%	1.38%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	—%	1.38	%(b)
Ratio of Net Investment Income to Average Net Assets	0.87%	0.59%	1.09%	0.92%	1.12%
Portfolio Turnover Rate	129.4%	134.7%	139.5%	156.2%	135.3%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without commission rebates.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007		2006	2005		2004		2003
LARGECAP GROWTH FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$8.07		$7.35	$6.34		$6.12		$5.16
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	—		0.01	(0.01)		(0.01)		(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	2.38		0.71	1.05		0.23		0.97

Total From Investment Operations	2.38		0.72	1.04		0.22		0.96
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.01)		—	(0.03)		—		—
Distributions from Realized Gains	(0.10)		—	—		—		—

Total Dividends and Distributions	(0.11)		—	(0.03)		—		—

Net Asset Value, End of Period	$10.34		$8.07	$7.35		$6.34		$6.12

Total Return	29.79%		9.80%	16.48%		3.59%		18.60	%(b)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$59,749		$35,647	$7,878		$513		$753
Ratio of Expenses to Average Net Assets	1.16%		1.11%	1.12%		1.12%		1.12%
Ratio of Gross Expenses to Average Net Assets	—%		—%	—%		1.12	%(c)	1.12	%(c)
Ratio of Net Investment Income to Average Net Assets	(0.05)%		0.10%	(0.16)%		(0.21)%		(0.20)%
Portfolio Turnover Rate	113.1	%(d)	93.5%	169.0	%(e)	59.8%		59.2	%(f)

	2007		2006	2005		2004		2003
LARGECAP GROWTH FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$7.72		$7.04	$6.09		$5.89		$5.15
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.02)		(0.01)	(0.03)		(0.02)		(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	2.28		0.69	1.01		0.22		0.76

Total From Investment Operations	2.26		0.68	0.98		0.20		0.74
Less Dividends and Distributions:
Dividends from Net Investment Income	—		—	(0.03)		—		—
Distributions from Realized Gains	(0.10)		—	—		—		—

Total Dividends and Distributions	(0.10)		—	(0.03)		—		—

Net Asset Value, End of Period	$9.88		$7.72	$7.04		$6.09		$5.89

Total Return	29.59%		9.66%	16.15%		3.40%		14.37%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$24,502		$16,878	$2,212		$72		$79
Ratio of Expenses to Average Net Assets	1.34%		1.29%	1.30%		1.30%		1.30%
Ratio of Gross Expenses to Average Net Assets	—%		—%	—%		1.30	%(c)	1.30	%(c)
Ratio of Net Investment Income to Average Net Assets	(0.21)%		(0.09)%	(0.40)%		(0.39)%		(0.40)%
Portfolio Turnover Rate	113.1	%(d)	93.5%	169.0	%(e)	59.8%		59.2	%(f)

	2007		2006	2005
LARGECAP GROWTH FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$7.71		$7.04	$6.09
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.03)		(0.02)	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	2.27		0.69	1.02

Total From Investment Operations	2.24		0.67	0.98
Less Dividends and Distributions:
Dividends from Net Investment Income	—		—	(0.03)
Distributions from Realized Gains	(0.10)		—	—

Total Dividends and Distributions	(0.10)		—	(0.03)

Net Asset Value, End of Period	$9.85		$7.71	$7.04

Total Return	29.37%		9.52%	16.14%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$12,562		$5,792	$738
Ratio of Expenses to Average Net Assets	1.47%		1.42%	1.43%
Ratio of Net Investment Income to Average Net Assets	(0.36)%		(0.23)%	(0.59)%
Portfolio Turnover Rate	113.1	%(d)	93.5%	169.0	%(e)

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007		2006	2005		2004		2003
LARGECAP GROWTH FUND
Preferred shares
Net Asset Value, Beginning of Period	$7.91		$7.17	$6.18		$5.95		$5.19
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.02		0.03	0.03		0.01		0.01
Net Realized and Unrealized Gain (Loss) on Investments	2.32		0.71	0.99		0.22		0.75

Total From Investment Operations	2.34		0.74	1.02		0.23		0.76
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.03)		—	(0.03)		—		—
Distributions from Realized Gains	(0.10)		—	—		—		—

Total Dividends and Distributions	(0.13)		—	(0.03)		—		—

Net Asset Value, End of Period	$10.12		$7.91	$7.17		$6.18		$5.95

Total Return	30.07%		10.32%	16.61%		3.87%		14.64%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$96,875		$47,115	$3,503		$2,299		$1,638
Ratio of Expenses to Average Net Assets	0.86%		0.80%	0.81%		0.81%		0.81%
Ratio of Gross Expenses to Average Net Assets	—%		—%	—%		0.81	%(c)	0.81	%(c)
Ratio of Net Investment Income to Average Net Assets	0.24%		0.41%	0.50%		0.09%		0.10%
Portfolio Turnover Rate	113.1	%(d)	93.5%	169.0	%(e)	59.8%		59.2	%(f)

	2007		2006	2005		2004		2003
LARGECAP GROWTH FUND
Select shares
Net Asset Value, Beginning of Period	$8.01		$7.28	$6.27		$6.05		$5.18
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.01		0.02	—		—		—
Net Realized and Unrealized Gain (Loss) on Investments	2.35		0.71	1.04		0.22		0.87

Total From Investment Operations	2.36		0.73	1.04		0.22		0.87
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.02)		—	(0.03)		—		—
Distributions from Realized Gains	(0.10)		—	—		—		—

Total Dividends and Distributions	(0.12)		—	(0.03)		—		—

Net Asset Value, End of Period	$10.25		$8.01	$7.28		$6.27		$6.05

Total Return	29.90%		10.03%	16.68%		3.64%		16.80	%(i)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$25,974		$14,809	$3,811		$53		$32
Ratio of Expenses to Average Net Assets	0.97%		0.92%	0.93%		0.93%		0.93%
Ratio of Gross Expenses to Average Net Assets	—%		—%	—%		0.93	%(c)	0.93	%(c)
Ratio of Net Investment Income to Average Net Assets	0.15%		0.30%	0.02%		(0.04)%		(0.03)%
Portfolio Turnover Rate	113.1	%(d)	93.5%	169.0	%(e)	59.8%		59.2	%(f)

(a)	Calculated based on average shares outstanding during the period.

(b)	During 2003, the Fund processed a significant (relative to the Class) “As Of” transaction that resulted in a gain to the remaining shareholders of the Class. In accordance with the Fund’s shareholder processing policies, this benefit inures to all the shareholders of the Class. Had such a gain not been recognized, the total return amounts expressed herein would have been smaller.

(c)	Expense ratio without commission rebates.

(d)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM Growth Fund.

(e)	Portfolio turnover rate excludes approximately $289,113,000 of securities from the acquisition of Principal Growth Fund, Inc.

(f)	Portfolio turnover rate excludes approximately $2,976,000 of securiteis from the acquisition of Technology Fund and $875,000 from portfolio realignment.

(i)	During 2003, the Class experienced a significant withdrawal of monies by an affiliate. As the remaining shareholders held relatively small positions, the total return amounts expressed herein are greater than those that would have been experienced without the withdrawal.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004	2003
LARGECAP S&P 500 INDEX FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$9.86	$8.66	$8.70		$8.06	$6.79
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.13	0.11	0.12		0.08	0.08
Net Realized and Unrealized Gain (Loss) on Investments	1.21	1.22	0.56		0.61	1.23

Total From Investment Operations	1.34	1.33	0.68		0.69	1.31
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.11)	(0.09)	(0.13)		(0.05)	(0.04)
Distributions from Realized Gains	(0.03)	(0.04)	(0.59)		—	—

Total Dividends and Distributions	(0.14)	(0.13)	(0.72)		(0.05)	(0.04)

Net Asset Value, End of Period	$11.06	$9.86	$8.66		$8.70	$8.06

Total Return	13.80%	15.45%	7.91%		8.58%	19.43%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$181,330	$129,817	$103,889		$91,855	$31,362
Ratio of Expenses to Average Net Assets	0.72%	0.72%	0.72%		0.72%	0.72%
Ratio of Net Investment Income to Average Net Assets	1.27%	1.25%	1.36%		0.95%	1.04%
Portfolio Turnover Rate	5.6%	3.7%	11.5	%(b)	67.3%	1.1%

	2007	2006	2005		2004	2003
LARGECAP S&P 500 INDEX FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$9.84	$8.63	$8.69		$8.06	$6.77
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.11	0.10	0.10		0.07	0.06
Net Realized and Unrealized Gain (Loss) on Investments	1.20	1.22	0.56		0.59	1.26

Total From Investment Operations	1.31	1.32	0.66		0.66	1.32
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.09)	(0.07)	(0.13)		(0.03)	(0.03)
Distributions from Realized Gains	(0.03)	(0.04)	(0.59)		—	—

Total Dividends and Distributions	(0.12)	(0.11)	(0.72)		(0.03)	(0.03)

Net Asset Value, End of Period	$11.03	$9.84	$8.63		$8.69	$8.06

Total Return	13.52%	15.41%	7.65%		8.26%	19.57%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$70,976	$70,430	$60,110		$50,014	$20,010
Ratio of Expenses to Average Net Assets	0.90%	0.90%	0.90%		0.90%	0.90%
Ratio of Net Investment Income to Average Net Assets	1.10%	1.08%	1.17%		0.77%	0.85%
Portfolio Turnover Rate	5.6%	3.7%	11.5	%(b)	67.3%	1.1%

	2007	2006	2005
LARGECAP S&P 500 INDEX FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$9.80	$8.61	$8.68
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.10	0.08	0.06
Net Realized and Unrealized Gain (Loss) on Investments	1.20	1.21	0.58

Total From Investment Operations	1.30	1.29	0.64
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.08)	(0.06)	(0.12)
Distributions from Realized Gains	(0.03)	(0.04)	(0.59)

Total Dividends and Distributions	(0.11)	(0.10)	(0.71)

Net Asset Value, End of Period	$10.99	$9.80	$8.61

Total Return	13.43%	15.07%	7.53%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$13,456	$7,086	$1,312
Ratio of Expenses to Average Net Assets	1.03%	1.03%	1.03%
Ratio of Net Investment Income to Average Net Assets	0.94%	0.88%	0.66%
Portfolio Turnover Rate	5.6%	3.7%	11.5	%(b)

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004	2003
LARGECAP S&P 500 INDEX FUND
Preferred shares
Net Asset Value, Beginning of Period	$9.96	$8.74	$8.75		$8.12	$6.83
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.17	0.14	0.14		0.11	0.10
Net Realized and Unrealized Gain (Loss) on Investments	1.21	1.24	0.57		0.60	1.25

Total From Investment Operations	1.38	1.38	0.71		0.71	1.35
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.14)	(0.12)	(0.13)		(0.08)	(0.06)
Distributions from Realized Gains	(0.03)	(0.04)	(0.59)		—	—

Total Dividends and Distributions	(0.17)	(0.16)	(0.72)		(0.08)	(0.06)

Net Asset Value, End of Period	$11.17	$9.96	$8.74		$8.75	$8.12

Total Return	14.11%	15.89%	8.25%		8.72%	19.97%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$250,112	$213,092	$156,818		$122,210	$83,580
Ratio of Expenses to Average Net Assets	0.41%	0.41%	0.41%		0.41%	0.41%
Ratio of Net Investment Income to Average Net Assets	1.59%	1.56%	1.66%		1.26%	1.37%
Portfolio Turnover Rate	5.6%	3.7%	11.5	%(b)	67.3%	1.1%

	2007	2006	2005		2004	2003
LARGECAP S&P 500 INDEX FUND
Select shares
Net Asset Value, Beginning of Period	$9.91	$8.69	$8.72		$8.08	$6.80
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.15	0.13	0.13		0.10	0.10
Net Realized and Unrealized Gain (Loss) on Investments	1.21	1.23	0.56		0.61	1.24

Total From Investment Operations	1.36	1.36	0.69		0.71	1.34
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.13)	(0.10)	(0.13)		(0.07)	(0.06)
Distributions from Realized Gains	(0.03)	(0.04)	(0.59)		—	—

Total Dividends and Distributions	(0.16)	(0.14)	(0.72)		(0.07)	(0.06)

Net Asset Value, End of Period	$11.11	$9.91	$8.69		$8.72	$8.08

Total Return	13.94%	15.85%	8.03%		8.77%	19.78%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$63,469	$40,489	$16,902		$10,000	$3,245
Ratio of Expenses to Average Net Assets	0.53%	0.53%	0.53%		0.53%	0.53%
Ratio of Net Investment Income to Average Net Assets	1.45%	1.41%	1.49%		1.13%	1.27%
Portfolio Turnover Rate	5.6%	3.7%	11.5	%(b)	67.3%	1.1%

(a)	Calculated based on average shares outstanding during the period.

(b)	Portfolio turnover rate excludes approximately $71,356,000 of securities from the acquisition of Principal LargeCap Stock Index Fund, Inc.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004		2003
LARGECAP VALUE FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$13.02	$11.26	$10.65		$9.77		$8.23
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.17	0.16	0.17		0.09		0.08
Net Realized and Unrealized Gain (Loss) on Investments	1.00	1.97	0.95		0.86		1.50

Total From Investment Operations	1.17	2.13	1.12		0.95		1.58
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.15)	(0.08)	(0.13)		(0.07)		(0.04)
Distributions from Realized Gains	(0.60)	(0.29)	(0.38)		—		—

Total Dividends and Distributions	(0.75)	(0.37)	(0.51)		(0.07)		(0.04)

Net Asset Value, End of Period	$13.44	$13.02	$11.26		$10.65		$9.77

Total Return	9.39%	19.39%	10.73%		9.71%		19.26%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,258	$2,910	$652		$911		$248
Ratio of Expenses to Average Net Assets	1.01%	1.02%	1.02%		1.02%		1.01%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.02	%(b)	1.02	%(b)
Ratio of Net Investment Income to Average Net Assets	1.32%	1.29%	1.48%		0.87%		1.03%
Portfolio Turnover Rate	100.3%	92.8%	181.1	%(c)	228.4%		179.1%

	2007	2006	2005		2004		2003
LARGECAP VALUE FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$13.03	$11.28	$10.67		$9.81		$8.22
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.16	0.14	0.11		0.09		0.07
Net Realized and Unrealized Gain (Loss) on Investments	0.99	1.96	1.01		0.82		1.54

Total From Investment Operations	1.15	2.10	1.12		0.91		1.61
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.13)	(0.06)	(0.13)		(0.05)		(0.02)
Distributions from Realized Gains	(0.60)	(0.29)	(0.38)		—		—

Total Dividends and Distributions	(0.73)	(0.35)	(0.51)		(0.05)		(0.02)

Net Asset Value, End of Period	$13.45	$13.03	$11.28		$10.67		$9.81

Total Return	9.18%	19.05%	10.69%		9.26%		19.68%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,608	$4,962	$3,993		$1,388		$2,220
Ratio of Expenses to Average Net Assets	1.19%	1.20%	1.20%		1.19%		1.20%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.20	%(b)	1.20	%(b)
Ratio of Net Investment Income to Average Net Assets	1.18%	1.19%	0.97%		0.82%		0.84%
Portfolio Turnover Rate	100.3%	92.8%	181.1	%(c)	228.4%		179.1%

	2007	2006	2005
LARGECAP VALUE FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$13.02	$11.27	$10.69
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.13	0.12	0.04
Net Realized and Unrealized Gain (Loss) on Investments	1.00	1.97	1.05

Total From Investment Operations	1.13	2.09	1.09
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.11)	(0.05)	(0.13)
Distributions from Realized Gains	(0.60)	(0.29)	(0.38)

Total Dividends and Distributions	(0.71)	(0.34)	(0.51)

Net Asset Value, End of Period	$13.44	$13.02	$11.27

Total Return	9.04%	18.91%	10.38%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,010	$692	$217
Ratio of Expenses to Average Net Assets	1.32%	1.33%	1.33%
Ratio of Net Investment Income to Average Net Assets	1.00%	0.99%	0.37%
Portfolio Turnover Rate	100.3%	92.8%	181.1	%(c)

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004		2003
LARGECAP VALUE FUND
Preferred shares
Net Asset Value, Beginning of Period	$13.12	$11.35	$10.69		$9.83		$8.26
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.21	0.20	0.17		0.13		0.12
Net Realized and Unrealized Gain (Loss) on Investments	1.01	1.98	1.00		0.83		1.52

Total From Investment Operations	1.22	2.18	1.17		0.96		1.64
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.19)	(0.12)	(0.13)		(0.10)		(0.07)
Distributions from Realized Gains	(0.60)	(0.29)	(0.38)		—		—

Total Dividends and Distributions	(0.79)	(0.41)	(0.51)		(0.10)		(0.07)

Net Asset Value, End of Period	$13.55	$13.12	$11.35		$10.69		$9.83

Total Return	9.75%	19.69%	11.20%		9.78%		19.93%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$9,482	$9,450	$5,810		$3,716		$3,282
Ratio of Expenses to Average Net Assets	0.70%	0.71%	0.71%		0.70%		0.71%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		0.71	%(b)	0.71	%(b)
Ratio of Net Investment Income to Average Net Assets	1.62%	1.65%	1.53%		1.27%		1.35%
Portfolio Turnover Rate	100.3%	92.8%	181.1	%(c)	228.4%		179.1%

	2007	2006	2005		2004		2003
LARGECAP VALUE FUND
Select shares
Net Asset Value, Beginning of Period	$13.04	$11.28	$10.64		$9.79		$8.25
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.20	0.18	0.13		0.12		0.10
Net Realized and Unrealized Gain (Loss) on Investments	1.00	1.97	1.02		0.81		1.50

Total From Investment Operations	1.20	2.15	1.15		0.93		1.60
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.18)	(0.10)	(0.13)		(0.08)		(0.06)
Distributions from Realized Gains	(0.60)	(0.29)	(0.38)		—		—

Total Dividends and Distributions	(0.78)	(0.39)	(0.51)		(0.08)		(0.06)

Net Asset Value, End of Period	$13.46	$13.04	$11.28		$10.64		$9.79

Total Return	9.60%	19.57%	11.05%		9.58%		19.44%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,928	$1,278	$739		$15		$10
Ratio of Expenses to Average Net Assets	0.82%	0.83%	0.83%		0.83%		0.82%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		0.83	%(b)	0.83	%(b)
Ratio of Net Investment Income to Average Net Assets	1.49%	1.51%	1.15%		1.14%		1.24%
Portfolio Turnover Rate	100.3%	92.8%	181.1	%(c)	228.4%		179.1%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without commission rebates.

(c)	Portfolio turnover rate excludes approximately $329,124,000 of securities from the acquisition of Principal Capital Value Fund, Inc.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004		2003
MIDCAP BLEND FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$14.83	$13.72	$12.90		$11.32		$9.04
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.03)	0.01	0.08		—		—
Net Realized and Unrealized Gain (Loss) on Investments	2.53	1.81	1.64		1.68		2.32

Total From Investment Operations	2.50	1.82	1.72		1.68		2.32
Less Dividends and Distributions:
Dividends from Net Investment Income	—	—	(0.03)		(0.05)		(0.02)
Distributions from Realized Gains	(1.42)	(0.71)	(0.87)		(0.05)		—
Tax Return of Capital Distribution	—	—	—		—		(0.02)

Total Dividends and Distributions	(1.42)	(0.71)	(0.90)		(0.10)		(0.04)

Net Asset Value, End of Period	$15.91	$14.83	$13.72		$12.90		$11.32

Total Return	18.12%	13.72%	13.79%		14.83%		25.73%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$10,101	$6,374	$3,207		$3,084		$3,744
Ratio of Expenses to Average Net Assets	1.21%	1.21%	1.22%		1.22%		1.22%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.22	%(b)	1.22	%(b)
Ratio of Net Investment Income to Average Net Assets	(0.17)%	0.07%	0.57%		0.28%		0.22%
Portfolio Turnover Rate	30.6%	43.4%	133.8	%(c)	60.8	%(d)	35.3	%(e)

	2007	2006	2005		2004		2003
MIDCAP BLEND FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$14.71	$13.64	$12.85		$11.30		$9.02
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.05)	(0.01)	0.04		—		—
Net Realized and Unrealized Gain (Loss) on Investments	2.50	1.79	1.65		1.63		2.30

Total From Investment Operations	2.45	1.78	1.69		1.63		2.30
Less Dividends and Distributions:
Dividends from Net Investment Income	—	—	(0.03)		(0.03)		(0.01)
Distributions from Realized Gains	(1.42)	(0.71)	(0.87)		(0.05)		—
Tax Return of Capital Distribution	—	—	—		—		(0.01)

Total Dividends and Distributions	(1.42)	(0.71)	(0.90)		(0.08)		(0.02)

Net Asset Value, End of Period	$15.74	$14.71	$13.64		$12.85		$11.30

Total Return	17.90%	13.49%	13.59%		14.39%		25.57%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,312	$2,631	$3,212		$934		$2,221
Ratio of Expenses to Average Net Assets	1.39%	1.39%	1.40%		1.40%		1.40%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.40	%(b)	1.40	%(b)
Ratio of Net Investment Income to Average Net Assets	(0.34)%	(0.10)%	0.34%		0.28%		0.03%
Portfolio Turnover Rate	30.6%	43.4%	133.8	%(c)	60.8	%(d)	35.3	%(e)

	2007	2006	2005
MIDCAP BLEND FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$14.73	$13.68	$12.88
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.07)	(0.04)	0.02
Net Realized and Unrealized Gain (Loss) on Investments	2.49	1.80	1.67

Total From Investment Operations	2.42	1.76	1.69
Less Dividends and Distributions:
Dividends from Net Investment Income	—	—	(0.02)
Distributions from Realized Gains	(1.42)	(0.71)	(0.87)

Total Dividends and Distributions	(1.42)	(0.71)	(0.89)

Net Asset Value, End of Period	$15.73	$14.73	$13.68

Total Return	17.66%	13.30%	13.61%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,323	$467	$278
Ratio of Expenses to Average Net Assets	1.52%	1.52%	1.53%
Ratio of Net Investment Income to Average Net Assets	(0.49)%	(0.26)%	0.17%
Portfolio Turnover Rate	30.6%	43.4%	133.8	%(c)

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004		2003
MIDCAP BLEND FUND
Preferred shares
Net Asset Value, Beginning of Period	$14.90	$13.78	$12.92		$11.36		$9.07
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.02	0.06	0.11		0.01		—
Net Realized and Unrealized Gain (Loss) on Investments	2.52	1.81	1.65		1.68		2.36

Total From Investment Operations	2.54	1.87	1.76		1.69		2.36
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.04)	(0.04)	(0.03)		(0.08)		(0.03)
Distributions from Realized Gains	(1.42)	(0.71)	(0.87)		(0.05)		—
Tax Return of Capital Distribution	—	—	—		—		(0.04)

Total Dividends and Distributions	(1.46)	(0.75)	(0.90)		(0.13)		(0.07)

Net Asset Value, End of Period	$15.98	$14.90	$13.78		$12.92		$11.36

Total Return	18.39%	14.06%	14.13%		14.95%		26.14%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$26,379	$20,033	$23,927		$5,514		$5,764
Ratio of Expenses to Average Net Assets	0.90%	0.90%	0.91%		0.91%		0.91%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		0.91	%(b)	0.91	%(b)
Ratio of Net Investment Income to Average Net Assets	0.15%	0.42%	0.84%		0.85%		0.50%
Portfolio Turnover Rate	30.6%	43.4%	133.8	%(c)	60.8	%(d)	35.3	%(e)

	2007	2006	2005		2004		2003
MIDCAP BLEND FUND
Select shares
Net Asset Value, Beginning of Period	$15.02	$13.90	$13.04		$11.34		$9.05
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	—	0.03	0.10		0.01		—
Net Realized and Unrealized Gain (Loss) on Investments	2.56	1.82	1.66		1.81		2.34

Total From Investment Operations	2.56	1.85	1.76		1.82		2.34
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.03)	(0.02)	(0.03)		(0.07)		(0.02)
Distributions from Realized Gains	(1.42)	(0.71)	(0.87)		(0.05)		—
Tax Return of Capital Distribution	—	—	—		—		(0.03)

Total Dividends and Distributions	(1.45)	(0.73)	(0.90)		(0.12)		(0.05)

Net Asset Value, End of Period	$16.13	$15.02	$13.90		$13.04		$11.34

Total Return	18.29%	13.80%	13.98%		16.07	%(f)	26.05%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$6,618	$5,352	$2,992		$1,176		$2,096
Ratio of Expenses to Average Net Assets	1.02%	1.02%	1.03%		1.03%		1.03%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.03	%(b)	1.03	%(b)
Ratio of Net Investment Income to Average Net Assets	0.03%	0.23%	0.78%		1.13%		0.41%
Portfolio Turnover Rate	30.6%	43.4%	133.8	%(c)	60.8	%(d)	35.3	%(e)

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without commission rebates.

(c)	Portfolio turnover rate excludes approximately $574,898,000 of securities from the acquisition of Principal MidCap Fund, Inc.

(d)	Portfolio turnover rate excludes approximately $3,858,000 from portfolio realignment from the acquisition of Partners MidCap Blend Fund.

(e)	Portfolio turnover rate excludes approximately $6,912,000 of securities from the acquisition of Partners MidCap Blend Fund and $2,567,000 from portfolio realignment.

(f)	During fiscal year 2004, the Class experienced a significant withdrawal of monies by an affiliate. As the remaining shareholders held relatively small positions, the total return amounts expressed herein are greater than those that would have been experienced without the withdrawal.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004		2003
MIDCAP GROWTH FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$6.79	$6.38	$5.52	$5.38		$4.15
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.05)	(0.05)	(0.05)	(0.04)		(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	2.22	0.46	0.91	0.18		1.27

Total From Investment Operations	2.17	0.41	0.86	0.14		1.23

Net Asset Value, End of Period	$8.96	$6.79	$6.38	$5.52		$5.38

Total Return	31.96%	6.43%	15.58%	2.60%		29.64%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,582	$1,821	$555	$46		$21
Ratio of Expenses to Average Net Assets	1.22%	1.22%	1.22%	1.22%		1.16%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.22	%(b)	1.22	%(b)
Ratio of Net Investment Income to Average Net Assets	(0.61)%	(0.72)%	(0.87)%	(0.74)%		(0.71)%
Portfolio Turnover Rate	153.9%	146.1%	233.8%	324.2%		290.7%

	2007	2006	2005	2004		2003
MIDCAP GROWTH FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$6.71	$6.32	$5.48	$5.35		$4.14
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.06)	(0.06)	(0.06)	(0.05)		(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	2.19	0.45	0.90	0.18		1.26

Total From Investment Operations	2.13	0.39	0.84	0.13		1.21

Net Asset Value, End of Period	$8.84	$6.71	$6.32	$5.48		$5.35

Total Return	31.74%	6.17%	15.33%	2.43%		29.23%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$731	$1,992	$843	$689		$592
Ratio of Expenses to Average Net Assets	1.40%	1.40%	1.40%	1.40%		1.40%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.40	%(b)	1.40	%(b)
Ratio of Net Investment Income to Average Net Assets	(0.81)%	(0.90)%	(1.03)%	(0.88)%		(0.95)%
Portfolio Turnover Rate	153.9%	146.1%	233.8%	324.2%		290.7%

	2007	2006	2005
MIDCAP GROWTH FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$6.56	$6.18	$5.37
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.07)	(0.07)	(0.07)
Net Realized and Unrealized Gain (Loss) on Investments	2.15	0.45	0.88

Total From Investment Operations	2.08	0.38	0.81

Net Asset Value, End of Period	$8.64	$6.56	$6.18

Total Return	31.71%	6.15%	15.08%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$272	$120	$11
Ratio of Expenses to Average Net Assets	1.53%	1.53%	1.53%
Ratio of Net Investment Income to Average Net Assets	(0.95)%	(1.05)%	(1.15)%
Portfolio Turnover Rate	153.9%	146.1%	233.8%

	2007	2006	2005	2004		2003
MIDCAP GROWTH FUND
Preferred shares
Net Asset Value, Beginning of Period	$6.91	$6.47	$5.59	$5.43		$4.18
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.03)	(0.03)	(0.03)	(0.02)		(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	2.27	0.47	0.91	0.18		1.27

Total From Investment Operations	2.24	0.44	0.88	0.16		1.25

Net Asset Value, End of Period	$9.15	$6.91	$6.47	$5.59		$5.43

Total Return	32.42%	6.80%	15.74%	2.95%		29.90%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$4,651	$1,410	$166	$80		$19
Ratio of Expenses to Average Net Assets	0.91%	0.91%	0.91%	0.91%		0.91%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	0.91	%(b)	0.91	%(b)
Ratio of Net Investment Income to Average Net Assets	(0.34)%	(0.42)%	(0.54)%	(0.42)%		(0.44)%
Portfolio Turnover Rate	153.9%	146.1%	233.8%	324.2%		290.7%

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004		2003
MIDCAP GROWTH FUND
Select shares
Net Asset Value, Beginning of Period	$6.85	$6.43	$5.56	$5.41		$4.17
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.03)	(0.04)	(0.04)	(0.03)		(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	2.25	0.46	0.91	0.18		1.27

Total From Investment Operations	2.22	0.42	0.87	0.15		1.24

Net Asset Value, End of Period	$9.07	$6.85	$6.43	$5.56		$5.41

Total Return	32.41%	6.53%	15.65%	2.77%		29.74%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$428	$347	$28	$24		$43
Ratio of Expenses to Average Net Assets	1.03%	1.03%	1.03%	1.02%		1.01%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.03	%(b)	1.03	%(b)
Ratio of Net Investment Income to Average Net Assets	(0.44)%	(0.55)%	(0.69)%	(0.50)%		(0.54)%
Portfolio Turnover Rate	153.9%	146.1%	233.8%	324.2%		290.7%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without commission rebates.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
MIDCAP S&P 400 INDEX FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$14.71	$13.64	$12.04	$11.08	$8.57
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.12	0.10	0.09	0.05	0.04
Net Realized and Unrealized Gain (Loss) on Investments	2.19	1.59	1.89	1.06	2.49

Total From Investment Operations	2.31	1.69	1.98	1.11	2.53
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.10)	(0.07)	(0.05)	(0.03)	(0.02)
Distributions from Realized Gains	(0.47)	(0.55)	(0.33)	(0.12)	—

Total Dividends and Distributions	(0.57)	(0.62)	(0.38)	(0.15)	(0.02)

Net Asset Value, End of Period	$16.45	$14.71	$13.64	$12.04	$11.08

Total Return	16.17%	12.68%	16.65%	10.09%	29.63%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$44,430	$31,387	$16,978	$6,197	$2,145
Ratio of Expenses to Average Net Assets	0.72%	0.72%	0.72%	0.72%	0.72%
Ratio of Net Investment Income to Average Net Assets	0.80%	0.72%	0.61%	0.41%	0.47%
Portfolio Turnover Rate	36.1%	31.7%	52.1%	55.9%	41.4%

	2007	2006	2005	2004	2003
MIDCAP S&P 400 INDEX FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$14.66	$13.59	$12.02	$11.07	$8.57
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.10	0.08	0.06	0.03	0.03
Net Realized and Unrealized Gain (Loss) on Investments	2.17	1.58	1.88	1.05	2.48

Total From Investment Operations	2.27	1.66	1.94	1.08	2.51
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.07)	(0.04)	(0.04)	(0.01)	(0.01)
Distributions from Realized Gains	(0.47)	(0.55)	(0.33)	(0.12)	—

Total Dividends and Distributions	(0.54)	(0.59)	(0.37)	(0.13)	(0.01)

Net Asset Value, End of Period	$16.39	$14.66	$13.59	$12.02	$11.07

Total Return	15.93%	12.53%	16.40%	9.82%	29.30%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$26,702	$24,315	$17,216	$9,549	$3,069
Ratio of Expenses to Average Net Assets	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of Net Investment Income to Average Net Assets	0.65%	0.55%	0.42%	0.23%	0.28%
Portfolio Turnover Rate	36.1%	31.7%	52.1%	55.9%	41.4%

	2007	2006	2005
MIDCAP S&P 400 INDEX FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$14.47	$13.44	$11.90
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.07	0.06	0.02
Net Realized and Unrealized Gain (Loss) on Investments	2.16	1.54	1.89

Total From Investment Operations	2.23	1.60	1.91
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.05)	(0.02)	(0.04)
Distributions from Realized Gains	(0.47)	(0.55)	(0.33)

Total Dividends and Distributions	(0.52)	(0.57)	(0.37)

Net Asset Value, End of Period	$16.18	$14.47	$13.44

Total Return	15.86%	12.23%	16.30%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$5,940	$2,468	$326
Ratio of Expenses to Average Net Assets	1.03%	1.03%	1.03%
Ratio of Net Investment Income to Average Net Assets	0.43%	0.40%	0.15%
Portfolio Turnover Rate	36.1%	31.7%	52.1%

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
MIDCAP S&P 400 INDEX FUND
Preferred shares
Net Asset Value, Beginning of Period	$14.79	$13.72	$12.07	$11.11	$8.60
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.17	0.15	0.13	0.09	0.07
Net Realized and Unrealized Gain (Loss) on Investments	2.21	1.58	1.90	1.06	2.49

Total From Investment Operations	2.38	1.73	2.03	1.15	2.56
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.15)	(0.11)	(0.05)	(0.07)	(0.05)
Distributions from Realized Gains	(0.47)	(0.55)	(0.33)	(0.12)	—

Total Dividends and Distributions	(0.62)	(0.66)	(0.38)	(0.19)	(0.05)

Net Asset Value, End of Period	$16.55	$14.79	$13.72	$12.07	$11.11

Total Return	16.59%	12.96%	17.06%	10.39%	29.93%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$68,439	$49,931	$31,845	$21,076	$15,280
Ratio of Expenses to Average Net Assets	0.41%	0.41%	0.41%	0.41%	0.41%
Ratio of Net Investment Income to Average Net Assets	1.11%	1.04%	0.93%	0.74%	0.77%
Portfolio Turnover Rate	36.1%	31.7%	52.1%	55.9%	41.4%

	2007	2006	2005	2004	2003
MIDCAP S&P 400 INDEX FUND
Select shares
Net Asset Value, Beginning of Period	$14.74	$13.67	$12.05	$11.09	$8.59
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.15	0.13	0.11	0.07	0.06
Net Realized and Unrealized Gain (Loss) on Investments	2.20	1.58	1.89	1.06	2.48

Total From Investment Operations	2.35	1.71	2.00	1.13	2.54
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.13)	(0.09)	(0.05)	(0.05)	(0.04)
Distributions from Realized Gains	(0.47)	(0.55)	(0.33)	(0.12)	—

Total Dividends and Distributions	(0.60)	(0.64)	(0.38)	(0.17)	(0.04)

Net Asset Value, End of Period	$16.49	$14.74	$13.67	$12.05	$11.09

Total Return	16.44%	12.87%	16.82%	10.29%	29.70%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$16,038	$10,981	$5,575	$2,565	$1,607
Ratio of Expenses to Average Net Assets	0.53%	0.53%	0.53%	0.53%	0.53%
Ratio of Net Investment Income to Average Net Assets	0.98%	0.90%	0.81%	0.61%	0.67%
Portfolio Turnover Rate	36.1%	31.7%	52.1%	55.9%	41.4%

(a)	Calculated based on average shares outstanding during the period.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004		2003
MIDCAP VALUE FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$14.31	$14.39	$12.92	$11.77		$9.73
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.08	0.11	0.07	0.05		0.06
Net Realized and Unrealized Gain (Loss) on Investments	1.22	1.96	2.25	1.16		2.03

Total From Investment Operations	1.30	2.07	2.32	1.21		2.09
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.10)	(0.07)	(0.03)	(0.06)		(0.05)
Distributions from Realized Gains	(0.82)	(2.08)	(0.82)	—		—

Total Dividends and Distributions	(0.92)	(2.15)	(0.85)	(0.06)		(0.05)

Net Asset Value, End of Period	$14.69	$14.31	$14.39	$12.92		$11.77

Total Return	9.37%	16.08%	18.65%	10.35%		21.64%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,365	$786	$315	$1,587		$1,024
Ratio of Expenses to Average Net Assets	1.22%	1.22%	1.22%	1.16%		1.20%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.23	%(b)	1.22	%(b)
Ratio of Net Investment Income to Average Net Assets	0.53%	0.80%	0.51%	0.43%		0.58%
Portfolio Turnover Rate	99.9%	102.8%	167.8%	225.4%		186.5%

	2007	2006	2005	2004		2003
MIDCAP VALUE FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$14.34	$14.40	$12.96	$11.80		$9.72
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.05	0.08	0.05	0.03		0.05
Net Realized and Unrealized Gain (Loss) on Investments	1.22	1.99	2.23	1.17		2.07

Total From Investment Operations	1.27	2.07	2.28	1.20		2.12
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.07)	(0.05)	(0.02)	(0.04)		(0.04)
Distributions from Realized Gains	(0.82)	(2.08)	(0.82)	—		—

Total Dividends and Distributions	(0.89)	(2.13)	(0.84)	(0.04)		(0.04)

Net Asset Value, End of Period	$14.72	$14.34	$14.40	$12.96		$11.80

Total Return	9.12%	15.99%	18.32%	10.20%		21.86%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,602	$1,112	$438	$155		$89
Ratio of Expenses to Average Net Assets	1.40%	1.40%	1.40%	1.34%		1.36%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.41	%(b)	1.40	%(b)
Ratio of Net Investment Income to Average Net Assets	0.36%	0.59%	0.33%	0.24%		0.45%
Portfolio Turnover Rate	99.9%	102.8%	167.8%	225.4%		186.5%

	2007	2006	2005
MIDCAP VALUE FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$14.28	$14.34	$12.96
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.03	0.07	0.04
Net Realized and Unrealized Gain (Loss) on Investments	1.22	1.98	2.18

Total From Investment Operations	1.25	2.05	2.22
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.05)	(0.03)	(0.02)
Distributions from Realized Gains	(0.82)	(2.08)	(0.82)

Total Dividends and Distributions	(0.87)	(2.11)	(0.84)

Net Asset Value, End of Period	$14.66	$14.28	$14.34

Total Return	9.03%	15.93%	17.84%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$277	$93	$49
Ratio of Expenses to Average Net Assets	1.53%	1.53%	1.53%
Ratio of Net Investment Income to Average Net Assets	0.22%	0.50%	0.26%
Portfolio Turnover Rate	99.9%	102.8%	167.8%

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004		2003
MIDCAP VALUE FUND
Preferred shares
Net Asset Value, Beginning of Period	$14.31	$14.38	$12.89	$11.74		$9.77
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.12	0.15	0.12	0.09		0.11
Net Realized and Unrealized Gain (Loss) on Investments	1.22	1.97	2.22	1.16		1.94

Total From Investment Operations	1.34	2.12	2.34	1.25		2.05
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.14)	(0.11)	(0.03)	(0.10)		(0.08)
Distributions from Realized Gains	(0.82)	(2.08)	(0.82)	—		—

Total Dividends and Distributions	(0.96)	(2.19)	(0.85)	(0.10)		(0.08)

Net Asset Value, End of Period	$14.69	$14.31	$14.38	$12.89		$11.74

Total Return	9.71%	16.51%	18.89%	10.72%		21.21%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$5,367	$1,430	$995	$206		$95
Ratio of Expenses to Average Net Assets	0.91%	0.91%	0.91%	0.86%		0.88%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	0.92	%(b)	0.91	%(b)
Ratio of Net Investment Income to Average Net Assets	0.84%	1.13%	0.86%	0.72%		0.94%
Portfolio Turnover Rate	99.9%	102.8%	167.8%	225.4%		186.5%

	2007	2006	2005	2004		2003
MIDCAP VALUE FUND
Select shares
Net Asset Value, Beginning of Period	$14.21	$14.30	$12.83	$11.69		$9.76
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.11	0.12	0.10	0.08		0.10
Net Realized and Unrealized Gain (Loss) on Investments	1.20	1.97	2.22	1.15		1.90

Total From Investment Operations	1.31	2.09	2.32	1.23		2.00
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.13)	(0.10)	(0.03)	(0.09)		(0.07)
Distributions from Realized Gains	(0.82)	(2.08)	(0.82)	—		—

Total Dividends and Distributions	(0.95)	(2.18)	(0.85)	(0.09)		(0.07)

Net Asset Value, End of Period	$14.57	$14.21	$14.30	$12.83		$11.69

Total Return	9.50%	16.33%	18.80%	10.54%		20.68%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,358	$1,357	$176	$45		$37
Ratio of Expenses to Average Net Assets	1.03%	1.03%	1.03%	0.96%		0.99%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.04	%(b)	1.03	%(b)
Ratio of Net Investment Income to Average Net Assets	0.74%	0.88%	0.72%	0.63%		0.85%
Portfolio Turnover Rate	99.9%	102.8%	167.8%	225.4%		186.5%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without commission rebates.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
MONEY MARKET FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.04	0.04	0.02	—	—

Total From Investment Operations	0.04	0.04	0.02	—	—
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.04)	(0.04)	(0.02)	—	—

Total Dividends and Distributions	(0.04)	(0.04)	(0.02)	—	—

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	4.54%	3.96%	1.99%	0.28%	0.32%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$22,245	$15,280	$8,665	$7,413	$4,581
Ratio of Expenses to Average Net Assets	0.96%	0.97%	0.97%	0.97%	0.97%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	—%	0.97	%(b)
Ratio of Net Investment Income to Average Net Assets	4.39%	3.96%	1.98%	0.31%	0.29%

	2007	2006	2005	2004		2003
MONEY MARKET FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00		$1.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.04	0.04	0.02	—		—

Total From Investment Operations	0.04	0.04	0.02	—		—
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.04)	(0.04)	(0.02)	—		—

Total Dividends and Distributions	(0.04)	(0.04)	(0.02)	—		—

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00		$1.00

Total Return	4.32%	3.77%	1.81%	0.13%		0.16%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$14,987	$9,517	$9,180	$6,394		$5,494
Ratio of Expenses to Average Net Assets	1.14%	1.15%	1.15%	1.12%		1.13%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.15	%(b)	1.15	%(b)
Ratio of Net Investment Income to Average Net Assets	4.21%	3.66%	1.77%	0.15%		0.12%

	2007	2006	2005
MONEY MARKET FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.04	0.04	0.02

Total From Investment Operations	0.04	0.04	0.02
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.04)	(0.04)	(0.02)

Total Dividends and Distributions	(0.04)	(0.04)	(0.02)

Net Asset Value, End of Period	$1.00	$1.00	$1.00

Total Return	4.20%	3.64%	1.75%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,568	$1,578	$8,627
Ratio of Expenses to Average Net Assets	1.27%	1.28%	1.28%
Ratio of Net Investment Income to Average Net Assets	4.07%	3.30%	2.43%

	2007	2006	2005	2004	2003
MONEY MARKET FUND
Preferred shares
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.05	0.04	0.02	0.01	0.01

Total From Investment Operations	0.05	0.04	0.02	0.01	0.01
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.05)	(0.04)	(0.02)	(0.01)	(0.01)

Total Dividends and Distributions	(0.05)	(0.04)	(0.02)	(0.01)	(0.01)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	4.83%	4.28%	2.30%	0.59%	0.64%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$86,072	$41,532	$30,291	$14,599	$8,431
Ratio of Expenses to Average Net Assets	0.65%	0.66%	0.66%	0.66%	0.66%
Ratio of Net Investment Income to Average Net Assets	4.70%	4.25%	2.30%	0.61%	0.55%

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
MONEY MARKET FUND
Select shares
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.05	0.04	0.02	0.01	0.01

Total From Investment Operations	0.05	0.04	0.02	0.01	0.01
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.05)	(0.04)	(0.02)	(0.01)	(0.01)

Total Dividends and Distributions	(0.05)	(0.04)	(0.02)	(0.01)	(0.01)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	4.72%	4.16%	2.17%	0.46%	0.49%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$13,941	$6,614	$3,495	$1,484	$10
Ratio of Expenses to Average Net Assets	0.77%	0.78%	0.78%	0.78%	0.63%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	—%	0.78	%(b)
Ratio of Net Investment Income to Average Net Assets	4.59%	4.23%	2.28%	0.49%	0.37%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without the Manager’s voluntary expense limit.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(a)
PARTNERS GLOBAL EQUITY FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$12.12	$10.21	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.05	0.04	0.04
Net Realized and Unrealized Gain (Loss) on Investments	1.83	1.88	0.17

Total From Investment Operations	1.88	1.92	0.21
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.01)	(0.01)	—
Distributions from Realized Gains	(0.38)	—	—

Total Dividends and Distributions	(0.39)	(0.01)	—

Net Asset Value, End of Period	$13.61	$12.12	$10.21

Total Return	15.92%	18.78%	2.10	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,504	$1,485	$10
Ratio of Expenses to Average Net Assets	1.52%	1.52%	1.52	%(d)
Ratio of Net Investment Income to Average Net Assets	0.39%	0.36%	0.53	%(d)
Portfolio Turnover Rate	71.0%	61.2%	37.1	%(d)

	2007	2006	2005(a)
PARTNERS GLOBAL EQUITY FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$12.13	$10.23	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.02	0.02	0.02
Net Realized and Unrealized Gain (Loss) on Investments	1.85	1.88	0.21

Total From Investment Operations	1.87	1.90	0.23
Less Dividends and Distributions:
Distributions from Realized Gains	(0.38)	—	—

Total Dividends and Distributions	(0.38)	—	—

Net Asset Value, End of Period	$13.62	$12.13	$10.23

Total Return	15.81%	18.57%	2.30	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,737	$1,498	$40
Ratio of Expenses to Average Net Assets	1.70%	1.70%	1.70	%(d)
Ratio of Net Investment Income to Average Net Assets	0.17%	0.20%	0.24	%(d)
Portfolio Turnover Rate	71.0%	61.2%	37.1	%(d)

	2007	2006	2005(a)
PARTNERS GLOBAL EQUITY FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$12.07	$10.19	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	—	0.01	0.01
Net Realized and Unrealized Gain (Loss) on Investments	1.84	1.87	0.18

Total From Investment Operations	1.84	1.88	0.19
Less Dividends and Distributions:
Distributions from Realized Gains	(0.38)	—	—

Total Dividends and Distributions	(0.38)	—	—

Net Asset Value, End of Period	$13.53	$12.07	$10.19

Total Return	15.64%	18.45%	1.90	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$858	$317	$22
Ratio of Expenses to Average Net Assets	1.83%	1.83%	1.83	%(d)
Ratio of Net Investment Income to Average Net Assets	0.00%	0.10%	0.16	%(d)
Portfolio Turnover Rate	71.0%	61.2%	37.1	%(d)

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(a)
PARTNERS GLOBAL EQUITY FUND
Preferred shares
Net Asset Value, Beginning of Period	$12.13	$10.23	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.06	0.10	0.06
Net Realized and Unrealized Gain (Loss) on Investments	1.86	1.84	0.17

Total From Investment Operations	1.92	1.94	0.23
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.05)	(0.04)	—
Distributions from Realized Gains	(0.38)	—	—

Total Dividends and Distributions	(0.43)	(0.04)	—

Net Asset Value, End of Period	$13.62	$12.13	$10.23

Total Return	16.27%	19.02%	2.30	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$29	$250	$10
Ratio of Expenses to Average Net Assets	1.21%	1.21%	1.21	%(d)
Ratio of Net Investment Income to Average Net Assets	0.47%	0.85%	0.85	%(d)
Portfolio Turnover Rate	71.0%	61.2%	37.1	%(d)

	2007	2006	2005(a)
PARTNERS GLOBAL EQUITY FUND
Select shares
Net Asset Value, Beginning of Period	$12.13	$10.22	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.07	0.05	—
Net Realized and Unrealized Gain (Loss) on Investments	1.84	1.89	0.22

Total From Investment Operations	1.91	1.94	0.22
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.03)	(0.03)	—
Distributions from Realized Gains	(0.38)	—	—

Total Dividends and Distributions	(0.41)	(0.03)	—

Net Asset Value, End of Period	$13.63	$12.13	$10.22

Total Return	16.22%	18.99%	2.20	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,425	$1,585	$834
Ratio of Expenses to Average Net Assets	1.33%	1.33%	1.33	%(d)
Ratio of Net Investment Income to Average Net Assets	0.57%	0.48%	0.07	%(d)
Portfolio Turnover Rate	71.0%	61.2%	37.1	%(d)

(a) Period from March 1, 2005, date operations commenced, through October 31, 2005.

(b) Calculated based on average shares outstanding during the period.

(c) Total return amounts have not been annualized.

(d) Computed on an annualized basis.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004(a)
PARTNERS INTERNATIONAL FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$15.34	$12.65	$10.87	$10.34
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.14	0.11	0.11	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	4.06	3.02	1.80	0.56

Total From Investment Operations	4.20	3.13	1.91	0.53
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.08)	(0.03)	(0.04)	—
Distributions from Realized Gains	(0.92)	(0.41)	(0.09)	—

Total Dividends and Distributions	(1.00)	(0.44)	(0.13)	—

Net Asset Value, End of Period	$18.54	$15.34	$12.65	$10.87

Total Return	28.88%	25.45%	17.66%	5.13	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$23,869	$16,367	$7,195	$89
Ratio of Expenses to Average Net Assets	1.65%	1.66%	1.67%	1.65	%(d)
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.67	%(d),(e)
Ratio of Net Investment Income to Average Net Assets	0.82%	0.77%	0.92%	(0.74	)%(d)
Portfolio Turnover Rate	91.1%	66.1%	60.1%	78.8	%(d)

	2007	2006	2005	2004(a)
PARTNERS INTERNATIONAL FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$15.31	$12.62	$10.86	$10.34
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.10	0.08	0.08	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	4.07	3.02	1.81	0.57

Total From Investment Operations	4.17	3.10	1.89	0.52
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.05)	—	(0.04)	—
Distributions from Realized Gains	(0.92)	(0.41)	(0.09)	—

Total Dividends and Distributions	(0.97)	(0.41)	(0.13)	—

Net Asset Value, End of Period	$18.51	$15.31	$12.62	$10.86

Total Return	28.69%	25.28%	17.47%	5.03	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$18,566	$15,001	$7,835	$1,715
Ratio of Expenses to Average Net Assets	1.83%	1.84%	1.85%	1.83	%(d)
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.85	%(d),(e)
Ratio of Net Investment Income to Average Net Assets	0.62%	0.55%	0.63%	(1.21	)%(d)
Portfolio Turnover Rate	91.1%	66.1%	60.1%	78.8	%(d)

	2007	2006	2005
PARTNERS INTERNATIONAL FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$15.34	$12.66	$10.96
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.07	0.06	0.01
Net Realized and Unrealized Gain (Loss) on Investments	4.09	3.03	1.82

Total From Investment Operations	4.16	3.09	1.83
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.03)	—	(0.04)
Distributions from Realized Gains	(0.92)	(0.41)	(0.09)

Total Dividends and Distributions	(0.95)	(0.41)	(0.13)

Net Asset Value, End of Period	$18.55	$15.34	$12.66

Total Return	28.53%	25.09%	16.75%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$4,613	$2,041	$339
Ratio of Expenses to Average Net Assets	1.96%	1.97%	1.98%
Ratio of Net Investment Income to Average Net Assets	0.44%	0.45%	0.11%
Portfolio Turnover Rate	91.1%	66.1%	60.1%

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004(a)
PARTNERS INTERNATIONAL FUND
Preferred shares
Net Asset Value, Beginning of Period	$15.40	$12.69	$10.88	$10.34
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.18	0.15	0.13	0.01
Net Realized and Unrealized Gain (Loss) on Investments	4.08	3.04	1.81	0.53

Total From Investment Operations	4.26	3.19	1.94	0.54
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.12)	(0.07)	(0.04)	—
Distributions from Realized Gains	(0.92)	(0.41)	(0.09)	—

Total Dividends and Distributions	(1.04)	(0.48)	(0.13)	—

Net Asset Value, End of Period	$18.62	$15.40	$12.69	$10.88

Total Return	29.30%	25.92%	17.95%	5.22	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$36,555	$24,331	$13,279	$12
Ratio of Expenses to Average Net Assets	1.34%	1.35%	1.36%	1.34	%(d)
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.36	%(d),(e)
Ratio of Net Investment Income to Average Net Assets	1.12%	1.06%	1.07%	0.21	%(d)
Portfolio Turnover Rate	91.1%	66.1%	60.1%	78.8	%(d)

	2007	2006	2005	2004(a)
PARTNERS INTERNATIONAL FUND
Select shares
Net Asset Value, Beginning of Period	$15.39	$12.68	$10.88	$10.34
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.17	0.12	0.13	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	4.08	3.05	1.80	0.55

Total From Investment Operations	4.25	3.17	1.93	0.54
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.11)	(0.05)	(0.04)	—
Distributions from Realized Gains	(0.92)	(0.41)	(0.09)	—

Total Dividends and Distributions	(1.03)	(0.46)	(0.13)	—

Net Asset Value, End of Period	$18.61	$15.39	$12.68	$10.88

Total Return	29.15%	25.79%	17.84%	5.22	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$17,374	$8,930	$4,807	$191
Ratio of Expenses to Average Net Assets	1.46%	1.47%	1.48%	1.47	%(d)
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.48	%(d),(e)
Ratio of Net Investment Income to Average Net Assets	1.06%	0.86%	1.04%	(0.15	)%(d)
Portfolio Turnover Rate	91.1%	66.1%	60.1%	78.8	%(d)

(a) Period from June 1, 2004, date operations commenced, through October 31, 2004.

(b) Calculated based on average shares outstanding during the period.

(c) Total return amounts have not been annualized.

(d) Computed on an annualized basis.

(e) Expense ratio without commission rebates.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004		2003
PARTNERS LARGECAP BLEND FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$11.32	$10.27	$10.10		$9.36		$8.14
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.05	0.06	0.07		0.03		0.05
Net Realized and Unrealized Gain (Loss) on Investments	1.59	1.46	0.76		0.74		1.17

Total From Investment Operations	1.64	1.52	0.83		0.77		1.22
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.05)	(0.03)	(0.09)		(0.03)		—
Distributions from Realized Gains	(0.57)	(0.44)	(0.57)		—		—

Total Dividends and Distributions	(0.62)	(0.47)	(0.66)		(0.03)		—

Net Asset Value, End of Period	$12.34	$11.32	$10.27		$10.10		$9.36

Total Return	15.12%	15.24%	8.39%		8.27%		14.99%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$29,848	$34,442	$25,026		$23,026		$12,025
Ratio of Expenses to Average Net Assets	1.31%	1.31%	1.32%		1.30%		1.32%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.32	%(b)	1.32	%(b)
Ratio of Net Investment Income to Average Net Assets	0.43%	0.52%	0.66%		0.27%		0.57%
Portfolio Turnover Rate	53.2%	52.1%	51.8	%(c)	93.9%		41.7%

	2007	2006	2005		2004		2003
PARTNERS LARGECAP BLEND FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$11.25	$10.22	$10.06		$9.33		$8.12
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.03	0.04	0.04		0.01		0.04
Net Realized and Unrealized Gain (Loss) on Investments	1.59	1.44	0.78		0.74		1.17

Total From Investment Operations	1.62	1.48	0.82		0.75		1.21
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.03)	(0.01)	(0.09)		(0.02)		—
Distributions from Realized Gains	(0.57)	(0.44)	(0.57)		—		—

Total Dividends and Distributions	(0.60)	(0.45)	(0.66)		(0.02)		—

Net Asset Value, End of Period	$12.27	$11.25	$10.22		$10.06		$9.33

Total Return	15.01%	14.91%	8.30%		7.99%		14.90%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$30,709	$31,309	$29,275		$22,390		$11,290
Ratio of Expenses to Average Net Assets	1.49%	1.49%	1.50%		1.47%		1.50%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.50	%(b)	1.50	%(b)
Ratio of Net Investment Income to Average Net Assets	0.24%	0.36%	0.42%		0.09%		0.42%
Portfolio Turnover Rate	53.2%	52.1%	51.8	%(c)	93.9%		41.7%

	2007	2006	2005
PARTNERS LARGECAP BLEND FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$11.34	$10.30	$10.15
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.01	0.01	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	1.61	1.47	0.83

Total From Investment Operations	1.62	1.48	0.81
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.02)	—	(0.09)
Distributions from Realized Gains	(0.57)	(0.44)	(0.57)

Total Dividends and Distributions	(0.59)	(0.44)	(0.66)

Net Asset Value, End of Period	$12.37	$11.34	$10.30

Total Return	14.81%	14.74%	8.11%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,426	$2,343	$257
Ratio of Expenses to Average Net Assets	1.62%	1.62%	1.63%
Ratio of Net Investment Income to Average Net Assets	0.08%	0.12%	(0.17)%
Portfolio Turnover Rate	53.2%	52.1%	51.8	%(c)

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004		2003
PARTNERS LARGECAP BLEND FUND
Preferred shares
Net Asset Value, Beginning of Period	$11.37	$10.32	$10.11		$9.38		$8.15
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.08	0.09	0.10		0.06		0.08
Net Realized and Unrealized Gain (Loss) on Investments	1.61	1.46	0.77		0.73		1.17
Total From Investment Operations	1.69	1.55	0.87		0.79		1.25

Less Dividends and Distributions:
Dividends from Net Investment Income	(0.09)	(0.06)	(0.09)		(0.06)		(0.02)
Distributions from Realized Gains	(0.57)	(0.44)	(0.57)		—		—

Total Dividends and Distributions	(0.66)	(0.50)	(0.66)		(0.06)		(0.02)

Net Asset Value, End of Period	$12.40	$11.37	$10.32		$10.11		$9.38

Total Return	15.52%	15.52%	8.82%		8.47%		15.42%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$55,239	$45,989	$42,290		$34,283		$21,346
Ratio of Expenses to Average Net Assets	1.00%	1.00%	1.01%		0.98%		1.00%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.01	%(b)	1.01	%(b)
Ratio of Net Investment Income to Average Net Assets	0.71%	0.86%	0.94%		0.59%		0.89%
Portfolio Turnover Rate	53.2%	52.1%	51.8	%(c)	93.9%		41.7%

	2007	2006	2005		2004		2003
PARTNERS LARGECAP BLEND FUND
Select shares
Net Asset Value, Beginning of Period	$11.39	$10.33	$10.14		$9.40		$8.15
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.07	0.08	0.08		0.04		0.07
Net Realized and Unrealized Gain (Loss) on Investments	1.61	1.47	0.77		0.75		1.19

Total From Investment Operations	1.68	1.55	0.85		0.79		1.26
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.08)	(0.05)	(0.09)		(0.05)		(0.01)
Distributions from Realized Gains	(0.57)	(0.44)	(0.57)		—		—

Total Dividends and Distributions	(0.65)	(0.49)	(0.66)		(0.05)		(0.01)

Net Asset Value, End of Period	$12.42	$11.39	$10.33		$10.14		$9.40

Total Return	15.34%	15.46%	8.58%		8.43%		15.53%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$17,260	$10,614	$8,554		$5,776		$2,132
Ratio of Expenses to Average Net Assets	1.12%	1.12%	1.13%		1.11%		1.12%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.13	%(b)	1.13	%(b)
Ratio of Net Investment Income to Average Net Assets	0.57%	0.73%	0.74%		0.44%		0.78%
Portfolio Turnover Rate	53.2%	52.1%	51.8	%(c)	93.9%		41.7%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without commission rebates.

(c)	Portfolio turnover rate excludes approximately $72,822,000 of securities from the acquisition of Principal Partners LargeCap Blend Fund, Inc. and $136,000 from portfolio realignment

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004		2003
PARTNERS LARGECAP BLEND FUND I
Advisors Preferred shares
Net Asset Value, Beginning of Period	$9.49	$8.38	$7.76		$7.16		$6.06
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.08	0.06	0.08		0.04		0.04
Net Realized and Unrealized Gain (Loss) on Investments	1.04	1.12	0.64		0.60		1.09

Total From Investment Operations	1.12	1.18	0.72		0.64		1.13
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.01)	(0.04)	(0.06)		(0.04)		(0.03)
Distributions from Realized Gains	—	(0.03)	(0.04)		—		—

Total Dividends and Distributions	(0.01)	(0.07)	(0.10)		(0.04)		(0.03)

Net Asset Value, End of Period	$10.60	$9.49	$8.38		$7.76		$7.16

Total Return	11.85%	14.13%	9.24%		8.89%		18.75%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,964	$3,784	$1,095		$1,325		$1,887
Ratio of Expenses to Average Net Assets	1.01%	1.02%	1.02%		1.01%		1.01%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.02	%(b)	1.02	%(b)
Ratio of Net Investment Income to Average Net Assets	0.79%	0.72%	0.99%		0.53%		0.62%
Portfolio Turnover Rate	106.2%	65.1%	148.8	%(c)	76.5%		82.9%

	2007	2006	2005		2004		2003
PARTNERS LARGECAP BLEND FUND I
Advisors Select shares
Net Asset Value, Beginning of Period	$9.45	$8.34	$7.74		$7.15		$6.05
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.06	0.05	0.06		0.03		0.03
Net Realized and Unrealized Gain (Loss) on Investments	1.04	1.11	0.64		0.58		1.09

Total From Investment Operations	1.10	1.16	0.70		0.61		1.12
Less Dividends and Distributions:
Dividends from Net Investment Income	—	(0.02)	(0.06)		(0.02)		(0.02)
Distributions from Realized Gains	—	(0.03)	(0.04)		—		—

Total Dividends and Distributions	—	(0.05)	(0.10)		(0.02)		(0.02)

Net Asset Value, End of Period	$10.55	$9.45	$8.34		$7.74		$7.15

Total Return	11.64%	14.00%	8.99%		8.58%		18.57%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$4,227	$4,353	$3,573		$2,272		$2,169
Ratio of Expenses to Average Net Assets	1.19%	1.20%	1.20%		1.19%		1.20%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.20	%(b)	1.20	%(b)
Ratio of Net Investment Income to Average Net Assets	0.62%	0.57%	0.70%		0.34%		0.41%
Portfolio Turnover Rate	106.2%	65.1%	148.8	%(c)	76.5%		82.9%

	2007	2006	2005
PARTNERS LARGECAP BLEND FUND I
Advisors Signature shares
Net Asset Value, Beginning of Period	$9.41	$8.31	$7.72
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.04	0.03	0.06
Net Realized and Unrealized Gain (Loss) on Investments	1.05	1.11	0.63

Total From Investment Operations	1.09	1.14	0.69
Less Dividends and Distributions:
Dividends from Net Investment Income	—	(0.01)	(0.06)
Distributions from Realized Gains	—	(0.03)	(0.04)

Total Dividends and Distributions	—	(0.04)	(0.10)

Net Asset Value, End of Period	$10.50	$9.41	$8.31

Total Return	11.58%	13.78%	8.87%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,019	$671	$11
Ratio of Expenses to Average Net Assets	1.32%	1.33%	1.33%
Ratio of Net Investment Income to Average Net Assets	0.44%	0.38%	0.70%
Portfolio Turnover Rate	106.2%	65.1%	148.8	%(c)

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.

	2007	2006	2005		2004		2003
PARTNERS LARGECAP BLEND FUND I
Preferred shares
Net Asset Value, Beginning of Period	$9.54	$8.42	$7.78		$7.18		$6.08
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.11	0.10	0.11		0.06		0.06
Net Realized and Unrealized Gain (Loss) on Investments	1.05	1.11	0.63		0.60		1.09

Total From Investment Operations	1.16	1.21	0.74		0.66		1.15
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.04)	(0.06)	(0.06)		(0.06)		(0.05)
Distributions from Realized Gains	—	(0.03)	(0.04)		—		—

Total Dividends and Distributions	(0.04)	(0.09)	(0.10)		(0.06)		(0.05)

Net Asset Value, End of Period	$10.66	$9.54	$8.42		$7.78		$7.18

Total Return	12.24%	14.54%	9.50%		9.21%		19.05%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$6,587	$3,869	$3,470		$2,518		$2,930
Ratio of Expenses to Average Net Assets	0.70%	0.71%	0.71%		0.70%		0.70%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		0.71	%(b)	0.71	%(b)
Ratio of Net Investment Income to Average Net Assets	1.07%	1.08%	1.28%		0.84%		0.92%
Portfolio Turnover Rate	106.2%	65.1%	148.8	%(c)	76.5%		82.9%

	2007	2006	2005		2004		2003
PARTNERS LARGECAP BLEND FUND I
Select shares
Net Asset Value, Beginning of Period	$9.50	$8.39	$7.76		$7.17		$6.07
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.09	0.08	0.08		0.05		0.05
Net Realized and Unrealized Gain (Loss) on Investments	1.06	1.11	0.65		0.59		1.09

Total From Investment Operations	1.15	1.19	0.73		0.64		1.14
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.03)	(0.05)	(0.06)		(0.05)		(0.04)
Distributions from Realized Gains	—	(0.03)	(0.04)		—		—

Total Dividends and Distributions	(0.03)	(0.08)	(0.10)		(0.05)		(0.04)

Net Asset Value, End of Period	$10.62	$9.50	$8.39		$7.76		$7.17

Total Return	12.16%	14.33%	9.39%		8.94%		18.94%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$4,241	$2,436	$1,834		$348		$897
Ratio of Expenses to Average Net Assets	0.82%	0.83%	0.83%		0.82%		0.82%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		0.83	%(b)	0.83	%(b)
Ratio of Net Investment Income to Average Net Assets	0.93%	0.94%	0.94%		0.71%		0.82%
Portfolio Turnover Rate	106.2%	65.1%	148.8	%(c)	76.5%		82.9%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without commission rebates.

(c)	Portfolio turnover rate excludes approximately $149,848,000 of securities from the acquisition of Principal Partners LargeCap Blend Fund, Inc. and $268,000 from portfolio realignment

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004		2003
PARTNERS LARGECAP GROWTH FUND I
Advisors Preferred shares
Net Asset Value, Beginning of Period	$8.24	$8.03	$7.25		$6.99		$6.11
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.02)	—	—		(0.02)		(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	1.58	0.52	0.82		0.28		0.89

Total From Investment Operations	1.56	0.52	0.82		0.26		0.88
Less Dividends and Distributions:
Dividends from Net Investment Income	—	—	(0.04)		—		—
Distributions from Realized Gains	(0.37)	(0.31)	—		—		—

Total Dividends and Distributions	(0.37)	(0.31)	(0.04)		—		—

Net Asset Value, End of Period	$9.43	$8.24	$8.03		$7.25		$6.99

Total Return	19.62%	6.42%	11.29%		3.72%		14.40%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$26,373	$28,652	$32,154		$31,356		$21,390
Ratio of Expenses to Average Net Assets	1.30%	1.31%	1.31%		1.25%		1.32%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.32	%(b)	1.32	%(b)
Ratio of Net Investment Income to Average Net Assets	(0.26)%	(0.03)%	(0.05)%		(0.35)%		(0.21)%
Portfolio Turnover Rate	47.7%	58.5%	66.5	%(c)	157.8%		130.9%

	2007	2006	2005		2004		2003
PARTNERS LARGECAP GROWTH FUND I
Advisors Select shares
Net Asset Value, Beginning of Period	$8.02	$7.84	$7.09		$6.85		$5.99
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.04)	(0.01)	(0.02)		(0.04)		(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	1.54	0.50	0.81		0.28		0.88

Total From Investment Operations	1.50	0.49	0.79		0.24		0.86
Less Dividends and Distributions:
Dividends from Net Investment Income	—	—	(0.04)		—		—
Distributions from Realized Gains	(0.37)	(0.31)	—		—		—

Total Dividends and Distributions	(0.37)	(0.31)	(0.04)		—		—

Net Asset Value, End of Period	$9.15	$8.02	$7.84		$7.09		$6.85

Total Return	19.41%	6.18%	11.10%		3.50%		14.36%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$18,098	$18,690	$22,933		$20,800		$16,776
Ratio of Expenses to Average Net Assets	1.48%	1.49%	1.49%		1.43%		1.50%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.50	%(b)	1.50	%(b)
Ratio of Net Investment Income to Average Net Assets	(0.45)%	(0.18)%	(0.27)%		(0.52)%		(0.38)%
Portfolio Turnover Rate	47.7%	58.5%	66.5	%(c)	157.8%		130.9%

	2007	2006	2005
PARTNERS LARGECAP GROWTH FUND I
Advisors Signature shares
Net Asset Value, Beginning of Period	$8.22	$8.04	$7.29
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.05)	(0.04)	(0.07)
Net Realized and Unrealized Gain (Loss) on Investments	1.58	0.53	0.86

Total From Investment Operations	1.53	0.49	0.79
Less Dividends and Distributions:
Dividends from Net Investment Income	—	—	(0.04)
Distributions from Realized Gains	(0.37)	(0.31)	—

Total Dividends and Distributions	(0.37)	(0.31)	(0.04)

Net Asset Value, End of Period	$9.38	$8.22	$8.04

Total Return	19.29%	6.02%	10.78%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,480	$834	$250
Ratio of Expenses to Average Net Assets	1.61%	1.62%	1.62%
Ratio of Net Investment Income to Average Net Assets	(0.62)%	(0.49)%	(0.92)%
Portfolio Turnover Rate	47.7%	58.5%	66.5	%(c)

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004		2003
PARTNERS LARGECAP GROWTH FUND I
Preferred shares
Net Asset Value, Beginning of Period	$8.28	$8.05	$7.25		$6.96		$6.06
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	—	0.02	0.02		—		0.01
Net Realized and Unrealized Gain (Loss) on Investments	1.61	0.52	0.82		0.29		0.89

Total From Investment Operations	1.61	0.54	0.84		0.29		0.90
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.02)	—	(0.04)		—		—
Distributions from Realized Gains	(0.37)	(0.31)	—		—		—

Total Dividends and Distributions	(0.39)	(0.31)	(0.04)		—		—

Net Asset Value, End of Period	$9.50	$8.28	$8.05		$7.25		$6.96

Total Return	20.14%	6.66%	11.59%		4.18%		14.85%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$34,416	$28,122	$29,758		$26,763		$23,056
Ratio of Expenses to Average Net Assets	0.99%	1.00%	1.00%		0.94%		1.01%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.01	%(b)	1.01	%(b)
Ratio of Net Investment Income to Average Net Assets	0.02%	0.25%	0.23%		(0.03)%		0.13%
Portfolio Turnover Rate	47.7%	58.5%	66.5	%(c)	157.8%		130.9%

	2007	2006	2005		2004		2003
PARTNERS LARGECAP GROWTH FUND I
Select shares
Net Asset Value, Beginning of Period	$8.19	$7.98	$7.19		$6.92		$6.04
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.01)	0.03	0.01		(0.01)		—
Net Realized and Unrealized Gain (Loss) on Investments	1.59	0.49	0.82		0.28		0.88

Total From Investment Operations	1.58	0.52	0.83		0.27		0.88
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.01)	—	(0.04)		—		—
Distributions from Realized Gains	(0.37)	(0.31)	—		—		—

Total Dividends and Distributions	(0.38)	(0.31)	(0.04)		—		—

Net Asset Value, End of Period	$9.39	$8.19	$7.98		$7.19		$6.92

Total Return	19.97%	6.46%	11.54%		3.90%		14.57%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$6,315	$3,732	$3,441		$4,064		$1,825
Ratio of Expenses to Average Net Assets	1.11%	1.12%	1.12%		1.07%		1.13%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.13	%(b)	1.13	%(b)
Ratio of Net Investment Income to Average Net Assets	(0.11)%	0.41%	0.16%		(0.17)%		0.01%
Portfolio Turnover Rate	47.7%	58.5%	66.5	%(c)	157.8%		130.9%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without commission rebates.

(c)	Portfolio turnover rate excludes approximately $62,466,000 of securities from the acquisition of Principal Partners Equity Growth Fund, Inc.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007		2006	2005	2004	2003
PARTNERS LARGECAP GROWTH FUND II
Advisors Preferred shares
Net Asset Value, Beginning of Period	$8.69		$7.94	$7.58	$7.18	$6.12
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.03)		(0.04)	(0.02)	(0.05)	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	1.72		0.88	0.53	0.45	1.10

Total From Investment Operations	1.69		0.84	0.51	0.40	1.06
Less Dividends and Distributions:
Dividends from Net Investment Income	—		—	(0.02)	—	—
Distributions from Realized Gains	(0.73)		(0.09)	(0.13)	—	—

Total Dividends and Distributions	(0.73)		(0.09)	(0.15)	—	—

Net Asset Value, End of Period	$9.65		$8.69	$7.94	$7.58	$7.18

Total Return	20.96%		10.64%	6.76%	5.57%	17.32%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$9,884		$8,440	$8,540	$6,532	$4,761
Ratio of Expenses to Average Net Assets	1.56%		1.56%	1.57%	1.57%	1.57%
Ratio of Net Investment Income to Average Net Assets	(0.39)%		(0.47)%	(0.27)%	(0.66)%	(0.60)%
Portfolio Turnover Rate	138.3	%(b)	143.4%	95.2%	124.7%	193.9%

	2007		2006	2005	2004	2003
PARTNERS LARGECAP GROWTH FUND II
Advisors Select shares
Net Asset Value, Beginning of Period	$8.61		$7.87	$7.54	$7.14	$6.10
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.05)		(0.05)	(0.04)	(0.06)	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	1.69		0.88	0.52	0.46	1.09

Total From Investment Operations	1.64		0.83	0.48	0.40	1.04
Less Dividends and Distributions:
Dividends from Net Investment Income	—		—	(0.02)	—	—
Distributions from Realized Gains	(0.73)		(0.09)	(0.13)	—	—

Total Dividends and Distributions	(0.73)		(0.09)	(0.15)	—	—

Net Asset Value, End of Period	$9.52		$8.61	$7.87	$7.54	$7.14

Total Return	20.55%		10.60%	6.38%	5.60%	17.05%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$14,150		$12,511	$13,504	$7,582	$1,835
Ratio of Expenses to Average Net Assets	1.74%		1.74%	1.75%	1.75%	1.75%
Ratio of Net Investment Income to Average Net Assets	(0.56)%		(0.65)%	(0.46)%	(0.85)%	(0.74)%
Portfolio Turnover Rate	138.3	%(b)	143.4%	95.2%	124.7%	193.9%

	2007		2006	2005
PARTNERS LARGECAP GROWTH FUND II
Advisors Signature shares
Net Asset Value, Beginning of Period	$8.86		$8.11	$7.76
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.07)		(0.06)	(0.07)
Net Realized and Unrealized Gain (Loss) on Investments	1.75		0.90	0.57

Total From Investment Operations	1.68		0.84	0.50
Less Dividends and Distributions:
Dividends from Net Investment Income	—		—	(0.02)
Distributions from Realized Gains	(0.73)		(0.09)	(0.13)

Total Dividends and Distributions	(0.73)		(0.09)	(0.15)

Net Asset Value, End of Period	$9.81		$8.86	$8.11

Total Return	20.42%		10.41%	6.44%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,727		$420	$164
Ratio of Expenses to Average Net Assets	1.87%		1.87%	1.88%
Ratio of Net Investment Income to Average Net Assets	(0.73)%		(0.77)%	(0.84)%
Portfolio Turnover Rate	138.3	%(b)	143.4%	95.2%

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007		2006	2005	2004	2003
PARTNERS LARGECAP GROWTH FUND II
Preferred shares
Net Asset Value, Beginning of Period	$8.85		$8.05	$7.67	$7.25	$6.15
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.01)		(0.01)	—	(0.03)	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	1.75		0.90	0.54	0.45	1.11

Total From Investment Operations	1.74		0.89	0.54	0.42	1.10
Less Dividends and Distributions:
Dividends from Net Investment Income	—		—	(0.03)	—	—
Distributions from Realized Gains	(0.73)		(0.09)	(0.13)	—	—

Total Dividends and Distributions	(0.73)		(0.09)	(0.16)	—	—

Net Asset Value, End of Period	$9.86		$8.85	$8.05	$7.67	$7.25

Total Return	21.17%		11.12%	6.97%	5.79%	17.89%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$24,856		$17,520	$20,415	$15,288	$974
Ratio of Expenses to Average Net Assets	1.25%		1.25%	1.26%	1.26%	1.26%
Ratio of Net Investment Income to Average Net Assets	(0.08)%		(0.18)%	0.05%	(0.39)%	(0.23)%
Portfolio Turnover Rate	138.3	%(b)	143.4%	95.2%	124.7%	193.9%

	2007		2006	2005	2004	2003
PARTNERS LARGECAP GROWTH FUND II
Select shares
Net Asset Value, Beginning of Period	$8.80		$8.02	$7.64	$7.22	$6.14
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.02)		(0.02)	(0.02)	(0.04)	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	1.74		0.89	0.55	0.46	1.10

Total From Investment Operations	1.72		0.87	0.53	0.42	1.08
Less Dividends and Distributions:
Dividends from Net Investment Income	—		—	(0.02)	—	—
Distributions from Realized Gains	(0.73)		(0.09)	(0.13)	—	—

Total Dividends and Distributions	(0.73)		(0.09)	(0.15)	—	—

Net Asset Value, End of Period	$9.79		$8.80	$8.02	$7.64	$7.22

Total Return	21.06%		10.91%	6.99%	5.82%	17.59%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$22,117		$18,798	$15,970	$1,940	$723
Ratio of Expenses to Average Net Assets	1.37%		1.37%	1.38%	1.38%	1.38%
Ratio of Net Investment Income to Average Net Assets	(0.20)%		(0.28)%	(0.24)%	(0.48)%	(0.35)%
Portfolio Turnover Rate	138.3	%(b)	143.4%	95.2%	124.7%	193.9%

(a)	Calculated based on average shares outstanding during the period.

(b)	Portfolio turn over rate excluds relignment from the acquisition of Partners LargeCap Growth Fund.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004		2003
PARTNERS LARGECAP VALUE FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$15.84	$13.73	$12.92		$11.64		$9.57
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.20	0.17	0.13		0.11		0.13
Net Realized and Unrealized Gain (Loss) on Investments	0.98	2.55	0.95		1.27		1.98

Total From Investment Operations	1.18	2.72	1.08		1.38		2.11
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.15)	(0.10)	(0.17)		(0.10)		(0.04)
Distributions from Realized Gains	(0.71)	(0.51)	(0.10)		—		—

Total Dividends and Distributions	(0.86)	(0.61)	(0.27)		(0.10)		(0.04)

Net Asset Value, End of Period	$16.16	$15.84	$13.73		$12.92		$11.64

Total Return	7.69%	20.49%	8.44%		11.95%		22.16%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$139,292	$93,399	$58,191		$34,752		$12,058
Ratio of Expenses to Average Net Assets	1.33%	1.34%	1.35%		1.36%		1.34%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.37	%(b)	1.37	%(b)
Ratio of Net Investment Income to Average Net Assets	1.24%	1.15%	0.97%		0.90%		1.21%
Portfolio Turnover Rate	29.2%	20.7%	28.1	%(c)	26.4%		16.2%

	2007	2006	2005		2004		2003
PARTNERS LARGECAP VALUE FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$15.38	$13.35	$12.59		$11.35		$9.33
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.17	0.14	0.11		0.09		0.11
Net Realized and Unrealized Gain (Loss) on Investments	0.95	2.48	0.92		1.24		1.94

Total From Investment Operations	1.12	2.62	1.03		1.33		2.05
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.13)	(0.08)	(0.17)		(0.09)		(0.03)
Distributions from Realized Gains	(0.71)	(0.51)	(0.10)		—		—

Total Dividends and Distributions	(0.84)	(0.59)	(0.27)		(0.09)		(0.03)

Net Asset Value, End of Period	$15.66	$15.38	$13.35		$12.59		$11.35

Total Return	7.48%	20.27%	8.24%		11.73%		21.99%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$63,577	$61,713	$43,523		$33,241		$12,287
Ratio of Expenses to Average Net Assets	1.51%	1.52%	1.53%		1.54%		1.52%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.55	%(b)	1.55	%(b)
Ratio of Net Investment Income to Average Net Assets	1.07%	0.99%	0.81%		0.72%		1.03%
Portfolio Turnover Rate	29.2%	20.7%	28.1	%(c)	26.4%		16.2%

	2007	2006	2005
PARTNERS LARGECAP VALUE FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$15.46	$13.41	$12.69
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.14	0.11	0.06
Net Realized and Unrealized Gain (Loss) on Investments	0.97	2.51	0.93

Total From Investment Operations	1.11	2.62	0.99
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.11)	(0.06)	(0.17)
Distributions from Realized Gains	(0.71)	(0.51)	(0.10)

Total Dividends and Distributions	(0.82)	(0.57)	(0.27)

Net Asset Value, End of Period	$15.75	$15.46	$13.41

Total Return	7.36%	20.17%	7.85%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$8,782	$5,896	$383
Ratio of Expenses to Average Net Assets	1.64%	1.65%	1.66%
Ratio of Net Investment Income to Average Net Assets	0.90%	0.78%	0.43%
Portfolio Turnover Rate	29.2%	20.7%	28.1	%(c)

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004		2003
PARTNERS LARGECAP VALUE FUND
Preferred shares
Net Asset Value, Beginning of Period	$15.58	$13.51	$12.68		$11.43		$9.40
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.24	0.21	0.17		0.15		0.16
Net Realized and Unrealized Gain (Loss) on Investments	0.98	2.52	0.94		1.24		1.94

Total From Investment Operations	1.22	2.73	1.11		1.39		2.10
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.21)	(0.15)	(0.18)		(0.14)		(0.07)
Distributions from Realized Gains	(0.71)	(0.51)	(0.10)		—		—

Total Dividends and Distributions	(0.92)	(0.66)	(0.28)		(0.14)		(0.07)

Net Asset Value, End of Period	$15.88	$15.58	$13.51		$12.68		$11.43

Total Return	8.06%	20.91%	8.79%		12.26%		22.52%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$136,082	$116,652	$67,032		$45,729		$25,399
Ratio of Expenses to Average Net Assets	1.02%	1.03%	1.04%		1.04%		1.03%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.06	%(b)	1.06	%(b)
Ratio of Net Investment Income to Average Net Assets	1.54%	1.46%	1.29%		1.23%		1.53%
Portfolio Turnover Rate	29.2%	20.7%	28.1	%(c)	26.4%		16.2%

	2007	2006	2005		2004		2003
PARTNERS LARGECAP VALUE FUND
Select shares
Net Asset Value, Beginning of Period	$15.51	$13.46	$12.64		$11.39		$9.38
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.22	0.19	0.15		0.12		0.15
Net Realized and Unrealized Gain (Loss) on Investments	0.97	2.50	0.95		1.26		1.92

Total From Investment Operations	1.19	2.69	1.10		1.38		2.07
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.19)	(0.13)	(0.18)		(0.13)		(0.06)
Distributions from Realized Gains	(0.71)	(0.51)	(0.10)		—		—

Total Dividends and Distributions	(0.90)	(0.64)	(0.28)		(0.13)		(0.06)

Net Asset Value, End of Period	$15.80	$15.51	$13.46		$12.64		$11.39

Total Return	7.90%	20.69%	8.73%		12.17%		22.21%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$59,964	$42,774	$23,754		$13,694		$992
Ratio of Expenses to Average Net Assets	1.14%	1.15%	1.16%		1.17%		1.15%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.18	%(b)	1.18	%(b)
Ratio of Net Investment Income to Average Net Assets	1.40%	1.34%	1.14%		0.98%		1.42%
Portfolio Turnover Rate	29.2%	20.7%	28.1	%(c)	26.4%		16.2%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without commission rebates.

(c)	Portfolio turnover rate excludes approximately $72,312,000 of securities from the acquisition of Principal Partners LargeCap Value Fund, Inc. and $331,000 from portfolio realignment.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004(a)
PARTNERS LARGECAP VALUE FUND I
Advisors Preferred shares
Net Asset Value, Beginning of Period	$13.66	$11.72	$10.51	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.12	0.09	0.05	0.03
Net Realized and Unrealized Gain (Loss) on Investments	1.46	2.01	1.20	0.48

Total From Investment Operations	1.58	2.10	1.25	0.51
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.05)	(0.03)	(0.04)	—
Distributions from Realized Gains	(0.28)	(0.13)	—	—

Total Dividends and Distributions	(0.33)	(0.16)	(0.04)	—

Net Asset Value, End of Period	$14.91	$13.66	$11.72	$10.51

Total Return	11.79%	18.04%	11.88%	5.10	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$7,005	$5,338	$376	$10
Ratio of Expenses to Average Net Assets	1.36%	1.37%	1.37%	1.37	%(d)
Ratio of Net Investment Income to Average Net Assets	0.82%	0.70%	0.48%	0.64	%(d)
Portfolio Turnover Rate	35.8%	41.3%	58.9%	32.7	%(d)

	2007	2006	2005	2004(a)
PARTNERS LARGECAP VALUE FUND I
Advisors Select shares
Net Asset Value, Beginning of Period	$13.62	$11.69	$10.50	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.09	0.06	0.06	0.02
Net Realized and Unrealized Gain (Loss) on Investments	1.45	2.01	1.17	0.48

Total From Investment Operations	1.54	2.07	1.23	0.50
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.02)	(0.01)	(0.04)	—
Distributions from Realized Gains	(0.28)	(0.13)	—	—

Total Dividends and Distributions	(0.30)	(0.14)	(0.04)	—

Net Asset Value, End of Period	$14.86	$13.62	$11.69	$10.50

Total Return	11.54%	17.78%	11.69%	5.00	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$6,886	$5,462	$19	$10
Ratio of Expenses to Average Net Assets	1.54%	1.55%	1.55%	1.55	%(d)
Ratio of Net Investment Income to Average Net Assets	0.64%	0.48%	0.56%	0.47	%(d)
Portfolio Turnover Rate	35.8%	41.3%	58.9%	32.7	%(d)

	2007	2006	2005
PARTNERS LARGECAP VALUE FUND I
Advisors Signature shares
Net Asset Value, Beginning of Period	$13.65	$11.71	$10.56
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.07	0.03	0.04
Net Realized and Unrealized Gain (Loss) on Investments	1.46	2.04	1.14

Total From Investment Operations	1.53	2.07	1.18
Less Dividends and Distributions:
Dividends from Net Investment Income	—	—	(0.03)
Distributions from Realized Gains	(0.28)	(0.13)	—

Total Dividends and Distributions	(0.28)	(0.13)	(0.03)

Net Asset Value, End of Period	$14.90	$13.65	$11.71

Total Return	11.45%	17.78%	11.23%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$5,520	$4,691	$390
Ratio of Expenses to Average Net Assets	1.67%	1.68%	1.68%
Ratio of Net Investment Income to Average Net Assets	0.52%	0.24%	0.34%
Portfolio Turnover Rate	35.8%	41.3%	58.9%

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004(a)
PARTNERS LARGECAP VALUE FUND I
Preferred shares
Net Asset Value, Beginning of Period	$13.72	$11.77	$10.52	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.16	0.13	0.12	0.04
Net Realized and Unrealized Gain (Loss) on Investments	1.47	2.02	1.17	0.48

Total From Investment Operations	1.63	2.15	1.29	0.52
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.09)	(0.07)	(0.04)	—
Distributions from Realized Gains	(0.28)	(0.13)	—	—

Total Dividends and Distributions	(0.37)	(0.20)	(0.04)	—

Net Asset Value, End of Period	$14.98	$13.72	$11.77	$10.52

Total Return	12.15%	18.42%	12.28%	5.20	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$9,406	$6,758	$2,594	$11
Ratio of Expenses to Average Net Assets	1.05%	1.06%	1.06%	1.06	%(d)
Ratio of Net Investment Income to Average Net Assets	1.13%	1.03%	1.02%	0.97	%(d)
Portfolio Turnover Rate	35.8%	41.3%	58.9%	32.7	%(d)

	2007	2006	2005	2004(a)
PARTNERS LARGECAP VALUE FUND I
Select shares
Net Asset Value, Beginning of Period	$13.69	$11.74	$10.52	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.14	0.11	0.10	0.04
Net Realized and Unrealized Gain (Loss) on Investments	1.47	2.02	1.16	0.48

Total From Investment Operations	1.61	2.13	1.26	0.52
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.07)	(0.05)	(0.04)	—
Distributions from Realized Gains	(0.28)	(0.13)	—	—

Total Dividends and Distributions	(0.35)	(0.18)	(0.04)	—

Net Asset Value, End of Period	$14.95	$13.69	$11.74	$10.52

Total Return	12.05%	18.32%	11.99%	5.20	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,571	$1,271	$12	$11
Ratio of Expenses to Average Net Assets	1.17%	1.18%	1.18%	1.18	%(d)
Ratio of Net Investment Income to Average Net Assets	0.98%	0.84%	0.92%	0.82	%(d)
Portfolio Turnover Rate	35.8%	41.3%	58.9%	32.7	%(d)

(a)	Period from June 1, 2004, date operations commenced, through October 31, 2004.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return amounts have not been annualized.

(d)	Computed on an annualized basis.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(a)
PARTNERS LARGECAP VALUE FUND II
Advisors Preferred shares
Net Asset Value, Beginning of Period	$11.66	$10.09	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.14	0.12	0.06
Net Realized and Unrealized Gain (Loss) on Investments	0.93	1.63	0.03

Total From Investment Operations	1.07	1.75	0.09
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.11)	(0.06)	—
Distributions from Realized Gains	(0.17)	(0.12)	—

Total Dividends and Distributions	(0.28)	(0.18)	—

Net Asset Value, End of Period	$12.45	$11.66	$10.09

Total Return	9.31%	17.49%	0.90	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,666	$1,913	$554
Ratio of Expenses to Average Net Assets	1.42%	1.42%	1.42	%(d)
Ratio of Net Investment Income to Average Net Assets	1.12%	1.12%	0.69	%(d)
Portfolio Turnover Rate	19.4%	14.8%	19.8	%(d)

	2007	2006	2005(a)
PARTNERS LARGECAP VALUE FUND II
Advisors Select shares
Net Asset Value, Beginning of Period	$11.63	$10.08	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.12	0.09	0.06
Net Realized and Unrealized Gain (Loss) on Investments	0.93	1.62	0.02

Total From Investment Operations	1.05	1.71	0.08
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.09)	(0.04)	—
Distributions from Realized Gains	(0.17)	(0.12)	—

Total Dividends and Distributions	(0.26)	(0.16)	—

Net Asset Value, End of Period	$12.42	$11.63	$10.08

Total Return	9.13%	17.10%	0.80	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$299	$639	$59
Ratio of Expenses to Average Net Assets	1.60%	1.60%	1.60	%(d)
Ratio of Net Investment Income to Average Net Assets	1.03%	0.83%	0.70	%(d)
Portfolio Turnover Rate	19.4%	14.8%	19.8	%(d)

	2007	2006	2005(a)
PARTNERS LARGECAP VALUE FUND II
Advisors Signature shares
Net Asset Value, Beginning of Period	$11.62	$10.06	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.10	0.08	0.05
Net Realized and Unrealized Gain (Loss) on Investments	0.92	1.62	0.01

Total From Investment Operations	1.02	1.70	0.06
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.07)	(0.02)	—
Distributions from Realized Gains	(0.17)	(0.12)	—

Total Dividends and Distributions	(0.24)	(0.14)	—

Net Asset Value, End of Period	$12.40	$11.62	$10.06

Total Return	8.91%	17.08%	0.60	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$155	$142	$11
Ratio of Expenses to Average Net Assets	1.73%	1.73%	1.73	%(d)
Ratio of Net Investment Income to Average Net Assets	0.83%	0.75%	0.55	%(d)
Portfolio Turnover Rate	19.4%	14.8%	19.8	%(d)

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(a)
PARTNERS LARGECAP VALUE FUND II
Preferred shares
Net Asset Value, Beginning of Period	$11.70	$10.13	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.17	0.16	0.12
Net Realized and Unrealized Gain (Loss) on Investments	0.94	1.62	0.01

Total From Investment Operations	1.11	1.78	0.13
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.15)	(0.09)	—
Distributions from Realized Gains	(0.17)	(0.12)	—

Total Dividends and Distributions	(0.32)	(0.21)	—

Net Asset Value, End of Period	$12.49	$11.70	$10.13

Total Return	9.61%	17.79%	1.30	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,624	$2,545	$457
Ratio of Expenses to Average Net Assets	1.11%	1.11%	1.11	%(d)
Ratio of Net Investment Income to Average Net Assets	1.42%	1.44%	1.42	%(d)
Portfolio Turnover Rate	19.4%	14.8%	19.8	%(d)

	2007	2006	2005(a)
PARTNERS LARGECAP VALUE FUND II
Select shares
Net Asset Value, Beginning of Period	$11.67	$10.11	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.15	0.09	0.09
Net Realized and Unrealized Gain (Loss) on Investments	0.96	1.67	0.02

Total From Investment Operations	1.11	1.76	0.11
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.13)	(0.08)	—
Distributions from Realized Gains	(0.17)	(0.12)	—

Total Dividends and Distributions	(0.30)	(0.20)	—

Net Asset Value, End of Period	$12.48	$11.67	$10.11

Total Return	9.68%	17.58%	1.10	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$150	$12	$10
Ratio of Expenses to Average Net Assets	1.23%	1.23%	1.23	%(d)
Ratio of Net Investment Income to Average Net Assets	1.21%	0.90%	1.05	%(d)
Portfolio Turnover Rate	19.4%	14.8%	19.8	%(d)

(a)	Period from December 29, 2004, date operations commenced, through October 31, 2005.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return amounts have not been annualized.

(d)	Computed on an annualized basis.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004		2003
PARTNERS MIDCAP GROWTH FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$9.72	$8.99	$7.66		$7.45		$5.30
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.10)	(0.08)	(0.10)		(0.09)		(0.09)
Net Realized and Unrealized Gain (Loss) on Investments	3.01	0.88	1.43		0.30		2.24

Total From Investment Operations	2.91	0.80	1.33		0.21		2.15
Less Dividends and Distributions:
Distributions from Realized Gains	(0.28)	(0.07)	—		—		—

Total Dividends and Distributions	(0.28)	(0.07)	—		—		—

Net Asset Value, End of Period	$12.35	$9.72	$8.99		$7.66		$7.45

Total Return	30.65%	8.87%	17.36%		2.82%		40.57%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$32,810	$29,290	$17,158		$13,413		$4,371
Ratio of Expenses to Average Net Assets	1.57%	1.57%	1.57%		1.47%		1.56%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.57	%(b)	1.57	%(b)
Ratio of Net Investment Income to Average Net Assets	(0.98)%	(0.85)%	(1.19)%		(1.17)%		(1.33)%
Portfolio Turnover Rate	144.9%	145.8%	185.7	%(c)	163.7%		163.3%

	2007	2006	2005		2004		2003
PARTNERS MIDCAP GROWTH FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$9.47	$8.78	$7.49		$7.30		$5.21
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.12)	(0.09)	(0.11)		(0.10)		(0.09)
Net Realized and Unrealized Gain (Loss) on Investments	2.94	0.85	1.40		0.29		2.18

Total From Investment Operations	2.82	0.76	1.29		0.19		2.09
Less Dividends and Distributions:
Distributions from Realized Gains	(0.28)	(0.07)	—		—		—

Total Dividends and Distributions	(0.28)	(0.07)	—		—		—

Net Asset Value, End of Period	$12.01	$9.47	$8.78		$7.49		$7.30

Total Return	30.50%	8.63%	17.22%		2.60%		40.12%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$14,941	$11,823	$9,866		$6,991		$2,461
Ratio of Expenses to Average Net Assets	1.75%	1.75%	1.75%		1.65%		1.74%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.75	%(b)	1.75	%(b)
Ratio of Net Investment Income to Average Net Assets	(1.16)%	(0.98)%	(1.37)%		(1.35)%		(1.52)%
Portfolio Turnover Rate	144.9%	145.8%	185.7	%(c)	163.7%		163.3%

	2007	2006	2005
PARTNERS MIDCAP GROWTH FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$9.39	$8.72	$7.44
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.13)	(0.11)	(0.13)
Net Realized and Unrealized Gain (Loss) on Investments	2.90	0.85	1.41

Total From Investment Operations	2.77	0.74	1.28
Less Dividends and Distributions:
Distributions from Realized Gains	(0.28)	(0.07)	—

Total Dividends and Distributions	(0.28)	(0.07)	—

Net Asset Value, End of Period	$11.88	$9.39	$8.72

Total Return	30.22%	8.46%	17.20%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$871	$528	$156
Ratio of Expenses to Average Net Assets	1.88%	1.88%	1.88%
Ratio of Net Investment Income to Average Net Assets	(1.30)%	(1.18)%	(1.60)%
Portfolio Turnover Rate	144.9%	145.8%	185.7	%(c)

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004		2003
PARTNERS MIDCAP GROWTH FUND
Preferred shares
Net Asset Value, Beginning of Period	$9.79	$9.04	$7.67		$7.43		$5.26
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.07)	(0.05)	(0.07)		(0.07)		(0.07)
Net Realized and Unrealized Gain (Loss) on Investments	3.05	0.87	1.44		0.31		2.24

Total From Investment Operations	2.98	0.82	1.37		0.24		2.17
Less Dividends and Distributions:
Distributions from Realized Gains	(0.28)	(0.07)	—		—		—

Total Dividends and Distributions	(0.28)	(0.07)	—		—		—

Net Asset Value, End of Period	$12.49	$9.79	$9.04		$7.67		$7.43

Total Return	31.16%	9.05%	17.86%		3.23%		41.25%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$20,495	$27,099	$10,711		$8,533		$7,384
Ratio of Expenses to Average Net Assets	1.26%	1.26%	1.26%		1.15%		1.24%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.26	%(b)	1.26	%(b)
Ratio of Net Investment Income to Average Net Assets	(0.67)%	(0.48)%	(0.88)%		(0.86)%		(1.03)%
Portfolio Turnover Rate	144.9%	145.8%	185.7	%(c)	163.7%		163.3%

	2007	2006	2005		2004		2003
PARTNERS MIDCAP GROWTH FUND
Select shares
Net Asset Value, Beginning of Period	$9.69	$8.95	$7.61		$7.38		$5.25
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.09)	(0.08)	(0.09)		(0.08)		(0.07)
Net Realized and Unrealized Gain (Loss) on Investments	3.02	0.89	1.43		0.31		2.20

Total From Investment Operations	2.93	0.81	1.34		0.23		2.13
Less Dividends and Distributions:
Distributions from Realized Gains	(0.28)	(0.07)	—		—		—

Total Dividends and Distributions	(0.28)	(0.07)	—		—		—

Net Asset Value, End of Period	$12.34	$9.69	$8.95		$7.61		$7.38

Total Return	30.96%	9.03%	17.61%		3.12%		40.57%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$27,327	$17,680	$226		$124		$408
Ratio of Expenses to Average Net Assets	1.38%	1.38%	1.38%		1.24%		1.37%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.38	%(b)	1.38	%(b)
Ratio of Net Investment Income to Average Net Assets	(0.80)%	(0.77)%	(1.01)%		(0.99)%		(1.14)%
Portfolio Turnover Rate	144.9%	145.8%	185.7	%(c)	163.7%		163.3%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without commission rebates.

(c)	Portfolio turnover rate excludes approximately $34,689,000 of securities from the acquisition of Principal Partners MidCap Growth Fund, Inc. and $23,000 from portfolio realignment.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004(a)
PARTNERS MIDCAP GROWTH FUND I
Advisors Preferred shares
Net Asset Value, Beginning of Period	$12.62	$11.80	$10.16	$10.24
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.06)	(0.07)	(0.10)	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	2.08	1.61	1.74	(0.04)

Total From Investment Operations	2.02	1.54	1.64	(0.08)
Less Dividends and Distributions:
Distributions from Realized Gains	(1.59)	(0.72)	—	—

Total Dividends and Distributions	(1.59)	(0.72)	—	—

Net Asset Value, End of Period	$13.05	$12.62	$11.80	$10.16

Total Return	17.50%	13.38%	16.14%	(0.78	)%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,329	$2,601	$1,206	$735
Ratio of Expenses to Average Net Assets	1.57%	1.57%	1.57%	1.44	%(d)
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.57	%(d),(e)
Ratio of Net Investment Income to Average Net Assets	(0.52)%	(0.59)%	(0.88)%	(0.86	)%(d)
Portfolio Turnover Rate	120.6%	133.4%	84.5%	91.1	%(d)

	2007	2006	2005	2004(a)
PARTNERS MIDCAP GROWTH FUND I
Advisors Select shares
Net Asset Value, Beginning of Period	$12.56	$11.77	$10.15	$10.24
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.09)	(0.09)	(0.12)	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	2.08	1.60	1.74	(0.04)

Total From Investment Operations	1.99	1.51	1.62	(0.09)
Less Dividends and Distributions:
Distributions from Realized Gains	(1.59)	(0.72)	—	—

Total Dividends and Distributions	(1.59)	(0.72)	—	—

Net Asset Value, End of Period	$12.96	$12.56	$11.77	$10.15

Total Return	17.34%	13.15%	15.96%	(0.88	)%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,685	$1,729	$522	$241
Ratio of Expenses to Average Net Assets	1.75%	1.75%	1.75%	1.72	%(d)
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.75	%(d),(e)
Ratio of Net Investment Income to Average Net Assets	(0.73)%	(0.74)%	(1.05)%	(1.22	)%(d)
Portfolio Turnover Rate	120.6%	133.4%	84.5%	91.1	%(d)

	2007	2006	2005
PARTNERS MIDCAP GROWTH FUND I
Advisors Signature shares
Net Asset Value, Beginning of Period	$12.57	$11.80	$10.19
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.11)	(0.11)	(0.13)
Net Realized and Unrealized Gain (Loss) on Investments	2.09	1.60	1.74

Total From Investment Operations	1.98	1.49	1.61
Less Dividends and Distributions:
Distributions from Realized Gains	(1.59)	(0.72)	—

Total Dividends and Distributions	(1.59)	(0.72)	—

Net Asset Value, End of Period	$12.96	$12.57	$11.80

Total Return	17.22%	12.93%	15.80%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,103	$232	$130
Ratio of Expenses to Average Net Assets	1.88%	1.88%	1.88%
Ratio of Net Investment Income to Average Net Assets	(0.91)%	(0.87)%	(1.09)%
Portfolio Turnover Rate	120.6%	133.4%	84.5%

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004(a)
PARTNERS MIDCAP GROWTH FUND I
Preferred shares
Net Asset Value, Beginning of Period	$12.73	$11.87	$10.17	$10.24
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.04)	(0.03)	(0.06)	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	2.13	1.61	1.76	(0.04)

Total From Investment Operations	2.09	1.58	1.70	(0.07)
Less Dividends and Distributions:
Distributions from Realized Gains	(1.59)	(0.72)	—	—

Total Dividends and Distributions	(1.59)	(0.72)	—	—

Net Asset Value, End of Period	$13.23	$12.73	$11.87	$10.17

Total Return	17.94%	13.65%	16.72%	(0.68	)%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$4,921	$1,295	$1,016	$161
Ratio of Expenses to Average Net Assets	1.26%	1.26%	1.26%	1.23	%(d)
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.26	%(d),(e)
Ratio of Net Investment Income to Average Net Assets	(0.29)%	(0.28)%	(0.56)%	(0.67	)%(d)
Portfolio Turnover Rate	120.6%	133.4%	84.5%	91.1	%(d)

	2007	2006	2005	2004(a)
PARTNERS MIDCAP GROWTH FUND I
Select shares
Net Asset Value, Beginning of Period	$12.67	$11.83	$10.17	$10.24
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.05)	(0.05)	(0.08)	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	2.13	1.61	1.74	(0.03)

Total From Investment Operations	2.08	1.56	1.66	(0.07)
Less Dividends and Distributions:
Distributions from Realized Gains	(1.59)	(0.72)	—	—

Total Dividends and Distributions	(1.59)	(0.72)	—	—

Net Asset Value, End of Period	$13.16	$12.67	$11.83	$10.17

Total Return	17.95%	13.52%	16.32%	(0.68	)%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,603	$1,065	$314	$10
Ratio of Expenses to Average Net Assets	1.38%	1.38%	1.38%	1.35	%(d)
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.38	%(d),(e)
Ratio of Net Investment Income to Average Net Assets	(0.40)%	(0.40)%	(0.70)%	(0.86	)%(d)
Portfolio Turnover Rate	120.6%	133.4%	84.5%	91.1	%(d)

(a)	Period from June 1, 2004, date operations commenced, through October 31, 2004.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return amounts have not been annualized.

(d)	Computed on an annualized basis.

(e)	Expense ratio without commission rebates.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(a)
PARTNERS MIDCAP GROWTH FUND II
Advisors Preferred shares
Net Asset Value, Beginning of Period	$11.72	$10.70	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.10)	(0.10)	(0.08)
Net Realized and Unrealized Gain (Loss) on Investments	1.30	1.16	0.78

Total From Investment Operations	1.20	1.06	0.70
Less Dividends and Distributions:
Distributions from Realized Gains	(1.19)	(0.04)	—

Total Dividends and Distributions	(1.19)	(0.04)	—

Net Asset Value, End of Period	$11.73	$11.72	$10.70

Total Return	10.64%	9.95%	7.00	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$11,328	$9,831	$1,289
Ratio of Expenses to Average Net Assets	1.57%	1.57%	1.57	%(d)
Ratio of Net Investment Income to Average Net Assets	(0.91)%	(0.88)%	(0.95	)%(d)
Portfolio Turnover Rate	194.8%	160.5%	126.4	%(d)

	2007	2006	2005(a)
PARTNERS MIDCAP GROWTH FUND II
Advisors Select shares
Net Asset Value, Beginning of Period	$11.68	$10.69	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.12)	(0.10)	(0.10)
Net Realized and Unrealized Gain (Loss) on Investments	1.30	1.13	0.79

Total From Investment Operations	1.18	1.03	0.69
Less Dividends and Distributions:
Distributions from Realized Gains	(1.19)	(0.04)	—

Total Dividends and Distributions	(1.19)	(0.04)	—

Net Asset Value, End of Period	$11.67	$11.68	$10.69

Total Return	10.49%	9.67%	6.90	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,641	$1,707	$210
Ratio of Expenses to Average Net Assets	1.75%	1.75%	1.75	%(d)
Ratio of Net Investment Income to Average Net Assets	(1.09)%	(0.89)%	(1.15	)%(d)
Portfolio Turnover Rate	194.8%	160.5%	126.4	%(d)

	2007	2006	2005(a)
PARTNERS MIDCAP GROWTH FUND II
Advisors Signature shares
Net Asset Value, Beginning of Period	$11.66	$10.68	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.14)	(0.14)	(0.11)
Net Realized and Unrealized Gain (Loss) on Investments	1.29	1.16	0.79

Total From Investment Operations	1.15	1.02	0.68
Less Dividends and Distributions:
Distributions from Realized Gains	(1.19)	(0.04)	—

Total Dividends and Distributions	(1.19)	(0.04)	—

Net Asset Value, End of Period	$11.62	$11.66	$10.68

Total Return	10.24%	9.59%	6.80	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,131	$1,958	$47
Ratio of Expenses to Average Net Assets	1.88%	1.88%	1.88	%(d)
Ratio of Net Investment Income to Average Net Assets	(1.22)%	(1.20)%	(1.28	)%(d)
Portfolio Turnover Rate	194.8%	160.5%	126.4	%(d)

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(a)
PARTNERS MIDCAP GROWTH FUND II
Preferred shares
Net Asset Value, Beginning of Period	$11.79	$10.73	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.07)	(0.06)	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	1.31	1.16	0.78

Total From Investment Operations	1.24	1.10	0.73
Less Dividends and Distributions:
Distributions from Realized Gains	(1.19)	(0.04)	—

Total Dividends and Distributions	(1.19)	(0.04)	—

Net Asset Value, End of Period	$11.84	$11.79	$10.73

Total Return	10.94%	10.29%	7.30	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$8,786	$5,270	$1,000
Ratio of Expenses to Average Net Assets	1.26%	1.26%	1.26	%(d)
Ratio of Net Investment Income to Average Net Assets	(0.60)%	(0.48)%	(0.55	)%(d)
Portfolio Turnover Rate	194.8%	160.5%	126.4	%(d)

	2007	2006	2005(a)
PARTNERS MIDCAP GROWTH FUND II
Select shares
Net Asset Value, Beginning of Period	$11.75	$10.71	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.08)	(0.08)	(0.08)
Net Realized and Unrealized Gain (Loss) on Investments	1.30	1.16	0.79

Total From Investment Operations	1.22	1.08	0.71
Less Dividends and Distributions:
Distributions from Realized Gains	(1.19)	(0.04)	—

Total Dividends and Distributions	(1.19)	(0.04)	—

Net Asset Value, End of Period	$11.78	$11.75	$10.71

Total Return	10.79%	10.12%	7.10	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$11,097	$7,179	$808
Ratio of Expenses to Average Net Assets	1.38%	1.38%	1.38	%(d)
Ratio of Net Investment Income to Average Net Assets	(0.72)%	(0.66)%	(0.88	)%(d)
Portfolio Turnover Rate	194.8%	160.5%	126.4	%(d)

(a)	Period from December 29, 2004, date operations commenced, through October 31, 2005.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return amounts have not been annualized.

(d)	Computed on an annualized basis.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004		2003
PARTNERS MIDCAP VALUE FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$15.79	$14.93	$13.84	$12.03		$9.39
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.04	0.02	(0.05)	(0.05)		(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	1.22	2.17	2.12	2.02		2.69

Total From Investment Operations	1.26	2.19	2.07	1.97		2.64
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.03)	—	—	—		—
Distributions from Realized Gains	(1.29)	(1.33)	(0.98)	(0.16)		—

Total Dividends and Distributions	(1.32)	(1.33)	(0.98)	(0.16)		—

Net Asset Value, End of Period	$15.73	$15.79	$14.93	$13.84		$12.03

Total Return	8.16%	15.37%	15.44%	16.53%		28.12%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$35,378	$31,636	$19,278	$6,176		$3,305
Ratio of Expenses to Average Net Assets	1.56%	1.57%	1.57%	1.54%		1.55%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.57	%(b)	1.57	%(b)
Ratio of Net Investment Income to Average Net Assets	0.25%	0.16%	(0.34)%	(0.37)%		(0.46)%
Portfolio Turnover Rate	147.3%	151.4%	87.9%	49.9%		49.7%

	2007	2006	2005	2004		2003
PARTNERS MIDCAP VALUE FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$15.38	$14.60	$13.57	$11.82		$9.24
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.01	—	(0.07)	(0.07)		(0.07)
Net Realized and Unrealized Gain (Loss) on Investments	1.18	2.11	2.08	1.98		2.65

Total From Investment Operations	1.19	2.11	2.01	1.91		2.58
Less Dividends and Distributions:
Distributions from Realized Gains	(1.29)	(1.33)	(0.98)	(0.16)		—

Total Dividends and Distributions	(1.29)	(1.33)	(0.98)	(0.16)		—

Net Asset Value, End of Period	$15.28	$15.38	$14.60	$13.57		$11.82

Total Return	7.93%	15.16%	15.29%	16.31%		27.92%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$24,123	$23,997	$19,167	$5,874		$2,962
Ratio of Expenses to Average Net Assets	1.74%	1.75%	1.75%	1.72%		1.73%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.75	%(b)	1.75	%(b)
Ratio of Net Investment Income to Average Net Assets	0.07%	(0.02)%	(0.52)%	(0.54)%		(0.67)%
Portfolio Turnover Rate	147.3%	151.4%	87.9%	49.9%		49.7%

	2007	2006	2005
PARTNERS MIDCAP VALUE FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$15.81	$14.99	$13.93
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.01)	(0.03)	(0.12)
Net Realized and Unrealized Gain (Loss) on Investments	1.22	2.18	2.16

Total From Investment Operations	1.21	2.15	2.04
Less Dividends and Distributions:
Distributions from Realized Gains	(1.29)	(1.33)	(0.98)

Total Dividends and Distributions	(1.29)	(1.33)	(0.98)

Net Asset Value, End of Period	$15.73	$15.81	$14.99

Total Return	7.84%	15.02%	15.10%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,940	$1,365	$145
Ratio of Expenses to Average Net Assets	1.87%	1.88%	1.88%
Ratio of Net Investment Income to Average Net Assets	(0.07)%	(0.17)%	(0.78)%
Portfolio Turnover Rate	147.3%	151.4%	87.9%

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004		2003
PARTNERS MIDCAP VALUE FUND
Preferred shares
Net Asset Value, Beginning of Period	$15.88	$14.97	$13.83	$11.98		$9.33
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.09	0.07	—	(0.01)		(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	1.22	2.18	2.12	2.02		2.67

Total From Investment Operations	1.31	2.25	2.12	2.01		2.65
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.08)	(0.01)	—	—		—
Distributions from Realized Gains	(1.29)	(1.33)	(0.98)	(0.16)		—

Total Dividends and Distributions	(1.37)	(1.34)	(0.98)	(0.16)		—

Net Asset Value, End of Period	$15.82	$15.88	$14.97	$13.83		$11.98

Total Return	8.48%	15.74%	15.83%	16.93%		28.40%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$28,701	$23,731	$20,643	$5,440		$3,154
Ratio of Expenses to Average Net Assets	1.25%	1.26%	1.26%	1.23%		1.24%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.26	%(b)	1.26	%(b)
Ratio of Net Investment Income to Average Net Assets	0.55%	0.47%	(0.02)%	(0.05)%		(0.18)%
Portfolio Turnover Rate	147.3%	151.4%	87.9%	49.9%		49.7%

	2007	2006	2005	2004		2003
PARTNERS MIDCAP VALUE FUND
Select shares
Net Asset Value, Beginning of Period	$15.76	$14.88	$13.77	$11.95		$9.31
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.07	0.05	(0.02)	(0.01)		(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	1.22	2.16	2.11	1.99		2.67

Total From Investment Operations	1.29	2.21	2.09	1.98		2.64
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.06)	—	—	—		—
Distributions from Realized Gains	(1.29)	(1.33)	(0.98)	(0.16)		—

Total Dividends and Distributions	(1.35)	(1.33)	(0.98)	(0.16)		—

Net Asset Value, End of Period	$15.70	$15.76	$14.88	$13.77		$11.95

Total Return	8.40%	15.57%	15.67%	16.72%		28.36%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$23,354	$16,598	$11,180	$945		$1,565
Ratio of Expenses to Average Net Assets	1.37%	1.38%	1.38%	1.35%		1.36%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.38	%(b)	1.38	%(b)
Ratio of Net Investment Income to Average Net Assets	0.43%	0.34%	(0.15)%	(0.11)%		(0.29)%
Portfolio Turnover Rate	147.3%	151.4%	87.9%	49.9%		49.7%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without commission rebates.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004(a)
PARTNERS MIDCAP VALUE FUND I
Advisors Preferred shares
Net Asset Value, Beginning of Period	$14.09	$13.24	$11.43	$10.59
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.03	0.01	(0.02)	—
Net Realized and Unrealized Gain (Loss) on Investments	1.39	1.96	2.00	0.84

Total From Investment Operations	1.42	1.97	1.98	0.84
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.01)	—	(0.04)	—
Distributions from Realized Gains	(0.68)	(1.12)	(0.13)	—

Total Dividends and Distributions	(0.69)	(1.12)	(0.17)	—

Net Asset Value, End of Period	$14.82	$14.09	$13.24	$11.43

Total Return	10.32%	15.84%	17.53%	7.93	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$18,303	$11,180	$1,696	$339
Ratio of Expenses to Average Net Assets	1.56%	1.57%	1.57%	1.57	%(d)
Ratio of Net Investment Income to Average Net Assets	0.19%	0.07%	(0.11)%	(0.08	)%(d)
Portfolio Turnover Rate	81.8%	52.4%	59.4%	66.0	%(d)

	2007	2006	2005	2004(a)
PARTNERS MIDCAP VALUE FUND I
Advisors Select shares
Net Asset Value, Beginning of Period	$14.03	$13.21	$11.43	$10.59
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	—	(0.01)	(0.04)	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	1.38	1.95	1.99	0.85

Total From Investment Operations	1.38	1.94	1.95	0.84
Less Dividends and Distributions:
Dividends from Net Investment Income	—	—	(0.04)	—
Distributions from Realized Gains	(0.68)	(1.12)	(0.13)	—

Total Dividends and Distributions	(0.68)	(1.12)	(0.17)	—

Net Asset Value, End of Period	$14.73	$14.03	$13.21	$11.43

Total Return	10.09%	15.62%	17.25%	7.93	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$6,485	$4,132	$870	$11
Ratio of Expenses to Average Net Assets	1.74%	1.75%	1.75%	1.75	%(d)
Ratio of Net Investment Income to Average Net Assets	0.02%	(0.11)%	(0.28)%	(0.21	)%(d)
Portfolio Turnover Rate	81.8%	52.4%	59.4%	66.0	%(d)

	2007	2006	2005
PARTNERS MIDCAP VALUE FUND I
Advisors Signature shares
Net Asset Value, Beginning of Period	$14.04	$13.24	$11.45
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.02)	(0.03)	(0.06)
Net Realized and Unrealized Gain (Loss) on Investments	1.38	1.95	2.02

Total From Investment Operations	1.36	1.92	1.96
Less Dividends and Distributions:
Dividends from Net Investment Income	—	—	(0.04)
Distributions from Realized Gains	(0.68)	(1.12)	(0.13)

Total Dividends and Distributions	(0.68)	(1.12)	(0.17)

Net Asset Value, End of Period	$14.72	$14.04	$13.24

Total Return	9.94%	15.43%	17.29%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$4,008	$2,189	$272
Ratio of Expenses to Average Net Assets	1.87%	1.88%	1.88%
Ratio of Net Investment Income to Average Net Assets	(0.12)%	(0.25)%	(0.46)%
Portfolio Turnover Rate	81.8%	52.4%	59.4%

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004(a)
PARTNERS MIDCAP VALUE FUND I
Preferred shares
Net Asset Value, Beginning of Period	$14.17	$13.30	$11.45	$10.59
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.08	0.05	0.02	0.02
Net Realized and Unrealized Gain (Loss) on Investments	1.39	1.96	2.00	0.84

Total From Investment Operations	1.47	2.01	2.02	0.86
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.05)	(0.02)	(0.04)	—
Distributions from Realized Gains	(0.68)	(1.12)	(0.13)	—

Total Dividends and Distributions	(0.73)	(1.14)	(0.17)	—

Net Asset Value, End of Period	$14.91	$14.17	$13.30	$11.45

Total Return	10.69%	16.11%	17.89%	8.12	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$15,984	$10,085	$1,114	$57
Ratio of Expenses to Average Net Assets	1.25%	1.26%	1.26%	1.26	%(d)
Ratio of Net Investment Income to Average Net Assets	0.51%	0.38%	0.13%	0.34	%(d)
Portfolio Turnover Rate	81.8%	52.4%	59.4%	66.0	%(d)

	2007	2006	2005	2004(a)
PARTNERS MIDCAP VALUE FUND I
Select shares
Net Asset Value, Beginning of Period	$14.13	$13.27	$11.44	$10.59
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.05	0.03	(0.04)	0.01
Net Realized and Unrealized Gain (Loss) on Investments	1.39	1.96	2.04	0.84

Total From Investment Operations	1.44	1.99	2.00	0.85
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.03)	(0.01)	(0.04)	—
Distributions from Realized Gains	(0.68)	(1.12)	(0.13)	—

Total Dividends and Distributions	(0.71)	(1.13)	(0.17)	—

Net Asset Value, End of Period	$14.86	$14.13	$13.27	$11.44

Total Return	10.51%	15.94%	17.71%	8.03	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$8,738	$4,938	$891	$11
Ratio of Expenses to Average Net Assets	1.37%	1.38%	1.38%	1.38	%(d)
Ratio of Net Investment Income to Average Net Assets	0.37%	0.24%	(0.27)%	0.16	%(d)
Portfolio Turnover Rate	81.8%	52.4%	59.4%	66.0	%(d)

(a) Period from June 1, 2004, date operations commenced, through October 31, 2004.

(b) Calculated based on average shares outstanding during the period.

(c) Total return amounts have not been annualized.

(d) Computed on an annualized basis.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004		2003(a)
PARTNERS SMALLCAP BLEND FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$16.50	$16.29	$14.80	$13.56		$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.09)	(0.08)	(0.07)	(0.05)		(0.06)
Net Realized and Unrealized Gain (Loss) on Investments	1.39	1.44	1.83	2.10		3.62

Total From Investment Operations	1.30	1.36	1.76	2.05		3.56
Less Dividends and Distributions:
Dividends from Net Investment Income	—	—	(0.02)	—		—
Distributions from Realized Gains	(1.70)	(1.15)	(0.25)	(0.81)		—

Total Dividends and Distributions	(1.70)	(1.15)	(0.27)	(0.81)		—

Net Asset Value, End of Period	$16.10	$16.50	$16.29	$14.80		$13.56

Total Return	8.31%	8.52%	11.98%	15.88%		35.60	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,443	$3,580	$2,945	$158		$136
Ratio of Expenses to Average Net Assets	1.57%	1.57%	1.57%	1.54%		1.54	%(d)
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.57	%(e)	1.57	%(d),(e)
Ratio of Net Investment Income to Average Net Assets	(0.58)%	(0.50)%	(0.43)%	(0.39)%		(0.60	)%(d)
Portfolio Turnover Rate	100.1%	109.8%	110.2%	117.5%		111.5	%(d)

	2007	2006	2005	2004		2003(a)
PARTNERS SMALLCAP BLEND FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$16.37	$16.19	$14.74	$13.54		$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.12)	(0.11)	(0.11)	(0.09)		(0.07)
Net Realized and Unrealized Gain (Loss) on Investments	1.38	1.44	1.83	2.10		3.61

Total From Investment Operations	1.26	1.33	1.72	2.01		3.54
Less Dividends and Distributions:
Dividends from Net Investment Income	—	—	(0.02)	—		—
Distributions from Realized Gains	(1.70)	(1.15)	(0.25)	(0.81)		—

Total Dividends and Distributions	(1.70)	(1.15)	(0.27)	(0.81)		—

Net Asset Value, End of Period	$15.93	$16.37	$16.19	$14.74		$13.54

Total Return	8.11%	8.38%	11.74%	15.59%		35.40	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$860	$1,265	$965	$83		$135
Ratio of Expenses to Average Net Assets	1.75%	1.75%	1.75%	1.72%		1.72	%(d)
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.75	%(e)	1.75	%(d),(e)
Ratio of Net Investment Income to Average Net Assets	(0.77)%	(0.67)%	(0.66)%	(0.66)%		(0.79	)%(d)
Portfolio Turnover Rate	100.1%	109.8%	110.2%	117.5%		111.5	%(d)

	2007	2006	2005
PARTNERS SMALLCAP BLEND FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$16.58	$16.41	$15.02
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.14)	(0.13)	(0.13)
Net Realized and Unrealized Gain (Loss) on Investments	1.39	1.45	1.79

Total From Investment Operations	1.25	1.32	1.66
Less Dividends and Distributions:
Dividends from Net Investment Income	—	—	(0.02)
Distributions from Realized Gains	(1.70)	(1.15)	(0.25)

Total Dividends and Distributions	(1.70)	(1.15)	(0.27)

Net Asset Value, End of Period	$16.13	$16.58	$16.41

Total Return	7.93%	8.20%	11.10%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$213	$166	$41
Ratio of Expenses to Average Net Assets	1.88%	1.88%	1.88%
Ratio of Net Investment Income to Average Net Assets	(0.89)%	(0.82)%	(0.83)%
Portfolio Turnover Rate	100.1%	109.8%	110.2%

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004		2003(a)
PARTNERS SMALLCAP BLEND FUND
Preferred shares
Net Asset Value, Beginning of Period	$16.70	$16.42	$14.88	$13.59		$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.04)	(0.03)	(0.03)	(0.03)		(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	1.41	1.46	1.85	2.13		3.62

Total From Investment Operations	1.37	1.43	1.82	2.10		3.59
Less Dividends and Distributions:
Dividends from Net Investment Income	—	—	(0.03)	—		—
Distributions from Realized Gains	(1.70)	(1.15)	(0.25)	(0.81)		—

Total Dividends and Distributions	(1.70)	(1.15)	(0.28)	(0.81)		—

Net Asset Value, End of Period	$16.37	$16.70	$16.42	$14.88		$13.59

Total Return	8.65%	8.90%	12.28%	16.23%		35.90	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$348	$315	$276	$71		$136
Ratio of Expenses to Average Net Assets	1.26%	1.26%	1.26%	1.23%		1.23	%(d)
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.26	%(e)	1.26	%(d),(e)
Ratio of Net Investment Income to Average Net Assets	(0.26)%	(0.18)%	(0.21)%	(0.18)%		(0.30	)%(d)
Portfolio Turnover Rate	100.1%	109.8%	110.2%	117.5%		111.5	%(d)

	2007	2006	2005	2004		2003(a)
PARTNERS SMALLCAP BLEND FUND
Select shares
Net Asset Value, Beginning of Period	$16.62	$16.37	$14.85	$13.58		$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.06)	(0.05)	(0.06)	(0.03)		(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	1.40	1.45	1.86	2.11		3.62

Total From Investment Operations	1.34	1.40	1.80	2.08		3.58
Less Dividends and Distributions:
Dividends from Net Investment Income	—	—	(0.03)	—		—
Distributions from Realized Gains	(1.70)	(1.15)	(0.25)	(0.81)		—

Total Dividends and Distributions	(1.70)	(1.15)	(0.28)	(0.81)		—

Net Asset Value, End of Period	$16.26	$16.62	$16.37	$14.85		$13.58

Total Return	8.50%	8.74%	12.16%	16.09%		35.80	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$937	$1,004	$355	$161		$136
Ratio of Expenses to Average Net Assets	1.38%	1.38%	1.38%	1.35%		1.35	%(d)
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.38	%(e)	1.38	%(d),(e)
Ratio of Net Investment Income to Average Net Assets	(0.40)%	(0.30)%	(0.36)%	(0.20)%		(0.42	)%(d)
Portfolio Turnover Rate	100.1%	109.8%	110.2%	117.5%		111.5	%(d)

(a)	Period from December 30, 2002, date operations commenced, through October 31, 2003.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return amounts have not been annualized.

(d)	Computed on an annualized basis.

(e)	Expense ratio without commission rebates.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004		2003
PARTNERS SMALLCAP GROWTH FUND I
Advisors Preferred shares
Net Asset Value, Beginning of Period	$9.25	$8.37	$7.62	$7.00		$5.08
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.12)	(0.13)	(0.12)	(0.11)		(0.08)
Net Realized and Unrealized Gain (Loss) on Investments	2.65	1.01	0.87	0.73		2.00

Total From Investment Operations	2.53	0.88	0.75	0.62		1.92
Less Dividends and Distributions:
Distributions from Realized Gains	(0.40)	—	—	—		—

Total Dividends and Distributions	(0.40)	—	—	—		—

Net Asset Value, End of Period	$11.38	$9.25	$8.37	$7.62		$7.00

Total Return	28.30%	10.51%	9.84%	8.86%		37.80%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,315	$2,583	$1,889	$2,579		$2,446
Ratio of Expenses to Average Net Assets	1.67%	1.67%	1.67%	1.67%		1.66%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.67	%(b)	1.67	%(b)
Ratio of Net Investment Income to Average Net Assets	(1.19)%	(1.37)%	(1.42)%	(1.49)%		(1.45)%
Portfolio Turnover Rate	85.0%	100.3%	91.5%	94.6%		333.6%

	2007	2006	2005	2004		2003
PARTNERS SMALLCAP GROWTH FUND I
Advisors Select shares
Net Asset Value, Beginning of Period	$9.15	$8.30	$7.57	$6.96		$5.06
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.14)	(0.14)	(0.13)	(0.12)		(0.09)
Net Realized and Unrealized Gain (Loss) on Investments	2.61	0.99	0.86	0.73		1.99

Total From Investment Operations	2.47	0.85	0.73	0.61		1.90
Less Dividends and Distributions:
Distributions from Realized Gains	(0.40)	—	—	—		—

Total Dividends and Distributions	(0.40)	—	—	—		—

Net Asset Value, End of Period	$11.22	$9.15	$8.30	$7.57		$6.96

Total Return	27.94%	10.24%	9.64%	8.76%		37.55%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,040	$891	$878	$754		$1,136
Ratio of Expenses to Average Net Assets	1.85%	1.85%	1.85%	1.85%		1.84%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.85	%(b)	1.85	%(b)
Ratio of Net Investment Income to Average Net Assets	(1.37)%	(1.56)%	(1.60)%	(1.67)%		(1.63)%
Portfolio Turnover Rate	85.0%	100.3%	91.5%	94.6%		333.6%

	2007	2006	2005
PARTNERS SMALLCAP GROWTH FUND I
Advisors Signature shares
Net Asset Value, Beginning of Period	$9.38	$8.52	$7.79
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.15)	(0.16)	(0.14)
Net Realized and Unrealized Gain (Loss) on Investments	2.67	1.02	0.87

Total From Investment Operations	2.52	0.86	0.73
Less Dividends and Distributions:
Distributions from Realized Gains	(0.40)	—	—

Total Dividends and Distributions	(0.40)	—	—

Net Asset Value, End of Period	$11.50	$9.38	$8.52

Total Return	27.78%	10.09%	9.37%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$202	$43	$41
Ratio of Expenses to Average Net Assets	1.98%	1.98%	1.98%
Ratio of Net Investment Income to Average Net Assets	(1.50)%	(1.69)%	(1.73)%
Portfolio Turnover Rate	85.0%	100.3%	91.5%

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004		2003
PARTNERS SMALLCAP GROWTH FUND I
Preferred shares
Net Asset Value, Beginning of Period	$9.46	$8.54	$7.75	$7.09		$5.13
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.09)	(0.10)	(0.09)	(0.09)		(0.07)
Net Realized and Unrealized Gain (Loss) on Investments	2.71	1.02	0.88	0.75		2.03

Total From Investment Operations	2.62	0.92	0.79	0.66		1.96
Less Dividends and Distributions:
Distributions from Realized Gains	(0.40)	—	—	—		—

Total Dividends and Distributions	(0.40)	—	—	—		—

Net Asset Value, End of Period	$11.68	$9.46	$8.54	$7.75		$7.09

Total Return	28.64%	10.77%	10.19%	9.31%		38.21%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$8,766	$5,360	$4,522	$1,858		$1,682
Ratio of Expenses to Average Net Assets	1.36%	1.36%	1.36%	1.36%		1.35%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.36	%(b)	1.36	%(b)
Ratio of Net Investment Income to Average Net Assets	(0.88)%	(1.07)%	(1.11)%	(1.18)%		(1.15)%
Portfolio Turnover Rate	85.0%	100.3%	91.5%	94.6%		333.6%

	2007	2006	2005	2004		2003
PARTNERS SMALLCAP GROWTH FUND I
Select shares
Net Asset Value, Beginning of Period	$9.36	$8.44	$7.68	$7.04		$5.10
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.10)	(0.11)	(0.10)	(0.10)		(0.07)
Net Realized and Unrealized Gain (Loss) on Investments	2.67	1.03	0.86	0.74		2.01

Total From Investment Operations	2.57	0.92	0.76	0.64		1.94
Less Dividends and Distributions:
Distributions from Realized Gains	(0.40)	—	—	—		—

Total Dividends and Distributions	(0.40)	—	—	—		—

Net Asset Value, End of Period	$11.53	$9.36	$8.44	$7.68		$7.04

Total Return	28.40%	10.90%	9.90%	9.09%		38.04%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$934	$465	$93	$54		$706
Ratio of Expenses to Average Net Assets	1.48%	1.48%	1.48%	1.48%		1.47%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.48	%(b)	1.48	%(b)
Ratio of Net Investment Income to Average Net Assets	(1.01)%	(1.18)%	(1.22)%	(1.30)%		(1.26)%
Portfolio Turnover Rate	85.0%	100.3%	91.5%	94.6%		333.6%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without commission rebates.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004		2003
PARTNERS SMALLCAP GROWTH FUND II
Advisors Preferred shares
Net Asset Value, Beginning of Period	$9.24	$8.66	$7.93		$7.78		$5.68
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.10)	(0.11)	(0.11)		(0.10)		(0.07)
Net Realized and Unrealized Gain (Loss) on Investments	1.54	1.17	1.06		0.29		2.17

Total From Investment Operations	1.44	1.06	0.95		0.19		2.10
Less Dividends and Distributions:
Distributions from Realized Gains	(0.70)	(0.48)	(0.22)		(0.04)		—

Total Dividends and Distributions	(0.70)	(0.48)	(0.22)		(0.04)		—

Net Asset Value, End of Period	$9.98	$9.24	$8.66		$7.93		$7.78

Total Return	16.55%	12.52%	12.07%		2.50%		36.97%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$17,704	$15,126	$10,969		$7,430		$3,480
Ratio of Expenses to Average Net Assets	1.56%	1.57%	1.57%		1.53%		1.52%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.57	%(b)	1.57	%(b)
Ratio of Net Investment Income to Average Net Assets	(1.11)%	(1.19)%	(1.30)%		(1.23)%		(1.14)%
Portfolio Turnover Rate	62.9%	80.7%	53.4	%(c)	69.4%		115.9%

	2007	2006	2005		2004		2003
PARTNERS SMALLCAP GROWTH FUND II
Advisors Select shares
Net Asset Value, Beginning of Period	$9.06	$8.51	$7.81		$7.67		$5.66
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.12)	(0.12)	(0.12)		(0.11)		(0.10)
Net Realized and Unrealized Gain (Loss) on Investments	1.51	1.15	1.04		0.29		2.11

Total From Investment Operations	1.39	1.03	0.92		0.18		2.01
Less Dividends and Distributions:
Distributions from Realized Gains	(0.70)	(0.48)	(0.22)		(0.04)		—

Total Dividends and Distributions	(0.70)	(0.48)	(0.22)		(0.04)		—

Net Asset Value, End of Period	$9.75	$9.06	$8.51		$7.81		$7.67

Total Return	16.31%	12.37%	11.87%		2.41%		35.51%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$15,348	$13,230	$10,398		$7,045		$2,162
Ratio of Expenses to Average Net Assets	1.74%	1.75%	1.75%		1.71%		1.72%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.75	%(b)	1.75	%(b)
Ratio of Net Investment Income to Average Net Assets	(1.29)%	(1.37)%	(1.47)%		(1.42)%		(1.39)%
Portfolio Turnover Rate	62.9%	80.7%	53.4	%(c)	69.4%		115.9%

	2007	2006	2005
PARTNERS SMALLCAP GROWTH FUND II
Advisors Signature shares
Net Asset Value, Beginning of Period	$9.38	$8.81	$8.10
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.14)	(0.14)	(0.14)
Net Realized and Unrealized Gain (Loss) on Investments	1.58	1.19	1.07

Total From Investment Operations	1.44	1.05	0.93
Less Dividends and Distributions:
Distributions from Realized Gains	(0.70)	(0.48)	(0.22)

Total Dividends and Distributions	(0.70)	(0.48)	(0.22)

Net Asset Value, End of Period	$10.12	$9.38	$8.81

Total Return	16.29%	12.17%	11.57%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,945	$770	$57
Ratio of Expenses to Average Net Assets	1.87%	1.88%	1.88%
Ratio of Net Investment Income to Average Net Assets	(1.43)%	(1.50)%	(1.61)%
Portfolio Turnover Rate	62.9%	80.7%	53.4	%(c)

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004		2003
PARTNERS SMALLCAP GROWTH FUND II
Preferred shares
Net Asset Value, Beginning of Period	$9.41	$8.78	$8.01		$7.83		$5.71
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.08)	(0.08)	(0.08)		(0.07)		(0.06)
Net Realized and Unrealized Gain (Loss) on Investments	1.58	1.19	1.07		0.29		2.18

Total From Investment Operations	1.50	1.11	0.99		0.22		2.12
Less Dividends and Distributions:
Distributions from Realized Gains	(0.70)	(0.48)	(0.22)		(0.04)		—

Total Dividends and Distributions	(0.70)	(0.48)	(0.22)		(0.04)		—

Net Asset Value, End of Period	$10.21	$9.41	$8.78		$8.01		$7.83

Total Return	16.91%	12.93%	12.46%		2.87%		37.13%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$40,400	$28,224	$10,930		$8,356		$1,799
Ratio of Expenses to Average Net Assets	1.25%	1.26%	1.26%		1.22%		1.21%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.26	%(b)	1.26	%(b)
Ratio of Net Investment Income to Average Net Assets	(0.80)%	(0.88)%	(0.99)%		(0.93)%		(0.83)%
Portfolio Turnover Rate	62.9%	80.7%	53.4	%(c)	69.4%		115.9%

	2007	2006	2005		2004		2003
PARTNERS SMALLCAP GROWTH FUND II
Select shares
Net Asset Value, Beginning of Period	$9.31	$8.70	$7.96		$7.78		$5.70
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.09)	(0.09)	(0.09)		(0.08)		(0.09)
Net Realized and Unrealized Gain (Loss) on Investments	1.57	1.18	1.05		0.30		2.17

Total From Investment Operations	1.48	1.09	0.96		0.22		2.08
Less Dividends and Distributions:
Distributions from Realized Gains	(0.70)	(0.48)	(0.22)		(0.04)		—

Total Dividends and Distributions	(0.70)	(0.48)	(0.22)		(0.04)		—

Net Asset Value, End of Period	$10.09	$9.31	$8.70		$7.96		$7.78

Total Return	16.87%	12.81%	12.15%		2.89%		36.49%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$9,794	$5,463	$1,739		$1,652		$87
Ratio of Expenses to Average Net Assets	1.37%	1.38%	1.38%		1.34%		1.31%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.38	%(b)	1.38	%(b)
Ratio of Net Investment Income to Average Net Assets	(0.93)%	(0.99)%	(1.11)%		(1.06)%		(0.84)%
Portfolio Turnover Rate	62.9%	80.7%	53.4	%(c)	69.4%		115.9%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without commission rebates.

(c)	Portfolio turnover rate excludes approximately $21,459,000 of securities from the acquisition of Principal Partners SmallCap Growth Fund, Inc. and $84,000 from portfolio realignment.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004(a)
PARTNERS SMALLCAP GROWTH FUND III
Advisors Preferred shares
Net Asset Value, Beginning of Period	$12.55	$10.90	$9.59	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.15)	(0.14)	(0.15)	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	2.04	2.31	1.46	(0.36)

Total From Investment Operations	1.89	2.17	1.31	(0.41)
Less Dividends and Distributions:
Distributions from Realized Gains	(1.21)	(0.52)	—	—

Total Dividends and Distributions	(1.21)	(0.52)	—	—

Net Asset Value, End of Period	$13.23	$12.55	$10.90	$9.59

Total Return	16.25%	20.44%	13.66%	(4.10	)%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,654	$787	$397	$10
Ratio of Expenses to Average Net Assets	1.67%	1.67%	1.67%	1.55	%(d)
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.67	%(d),(e)
Ratio of Net Investment Income to Average Net Assets	(1.23)%	(1.15)%	(1.39)%	(1.25	)%(d)
Portfolio Turnover Rate	142.8%	88.3%	84.0%	51.3	%(d)

	2007	2006	2005	2004(a)
PARTNERS SMALLCAP GROWTH FUND III
Advisors Select shares
Net Asset Value, Beginning of Period	$12.50	$10.87	$9.59	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.17)	(0.16)	(0.17)	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	2.03	2.31	1.45	(0.36)

Total From Investment Operations	1.86	2.15	1.28	(0.41)
Less Dividends and Distributions:
Distributions from Realized Gains	(1.21)	(0.52)	—	—

Total Dividends and Distributions	(1.21)	(0.52)	—	—

Net Asset Value, End of Period	$13.15	$12.50	$10.87	$9.59

Total Return	16.06%	20.30%	13.35%	(4.10	)%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$904	$756	$97	$9
Ratio of Expenses to Average Net Assets	1.85%	1.85%	1.85%	1.73	%(d)
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.85	%(d),(e)
Ratio of Net Investment Income to Average Net Assets	(1.41)%	(1.35)%	(1.58)%	(1.43	)%(d)
Portfolio Turnover Rate	142.8%	88.3%	84.0%	51.3	%(d)

	2007	2006	2005
PARTNERS SMALLCAP GROWTH FUND III
Advisors Signature shares
Net Asset Value, Beginning of Period	$12.50	$10.89	$9.66
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.19)	(0.20)	(0.18)
Net Realized and Unrealized Gain (Loss) on Investments	2.03	2.33	1.41

Total From Investment Operations	1.84	2.13	1.23
Less Dividends and Distributions:
Distributions from Realized Gains	(1.21)	(0.52)	—

Total Dividends and Distributions	(1.21)	(0.52)	—

Net Asset Value, End of Period	$13.13	$12.50	$10.89

Total Return	15.89%	20.08%	12.73%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$818	$774	$11
Ratio of Expenses to Average Net Assets	1.98%	1.98%	1.98%
Ratio of Net Investment Income to Average Net Assets	(1.54)%	(1.62)%	(1.70)%
Portfolio Turnover Rate	142.8%	88.3%	84.0%

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004(a)
PARTNERS SMALLCAP GROWTH FUND III
Preferred shares
Net Asset Value, Beginning of Period	$12.64	$10.95	$9.61	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.11)	(0.10)	(0.12)	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	2.06	2.31	1.46	(0.35)

Total From Investment Operations	1.95	2.21	1.34	(0.39)
Less Dividends and Distributions:
Distributions from Realized Gains	(1.21)	(0.52)	—	—

Total Dividends and Distributions	(1.21)	(0.52)	—	—

Net Asset Value, End of Period	$13.38	$12.64	$10.95	$9.61

Total Return	16.64%	20.72%	13.94%	(3.90	)%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$5,268	$2,271	$1,523	$10
Ratio of Expenses to Average Net Assets	1.36%	1.36%	1.36%	1.26	%(d)
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.36	%(d),(e)
Ratio of Net Investment Income to Average Net Assets	(0.92)%	(0.85)%	(1.11)%	(0.96	)%(d)
Portfolio Turnover Rate	142.8%	88.3%	84.0%	51.3	%(d)

	2007	2006	2005	2004(a)
PARTNERS SMALLCAP GROWTH FUND III
Select shares
Net Asset Value, Beginning of Period	$12.61	$10.93	$9.60	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.13)	(0.12)	(0.13)	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	2.05	2.32	1.46	(0.36)

Total From Investment Operations	1.92	2.20	1.33	(0.40)
Less Dividends and Distributions:
Distributions from Realized Gains	(1.21)	(0.52)	—	—

Total Dividends and Distributions	(1.21)	(0.52)	—	—

Net Asset Value, End of Period	$13.32	$12.61	$10.93	$9.60

Total Return	16.43%	20.67%	13.85%	(4.00	)%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$677	$332	$11	$10
Ratio of Expenses to Average Net Assets	1.48%	1.48%	1.48%	1.36	%(d)
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.48	%(d),(e)
Ratio of Net Investment Income to Average Net Assets	(1.04)%	(1.03)%	(1.21)%	(1.06	)%(d)
Portfolio Turnover Rate	142.8%	88.3%	84.0%	51.3	%(d)

(a)	Period from June 1, 2004, date operations commenced, through October 31, 2004.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return amounts have not been annualized.

(d)	Computed on an annualized basis.

(e)	Expense ratio without commission rebates.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004		2003
PARTNERS SMALLCAP VALUE FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$17.55	$16.79	$14.74	$13.02		$9.51
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.06)	(0.10)	(0.08)	(0.07)		(0.07)
Net Realized and Unrealized Gain (Loss) on Investments	0.75	2.18	2.13	1.79		3.67

Total From Investment Operations	0.69	2.08	2.05	1.72		3.60
Less Dividends and Distributions:
Distributions from Realized Gains	(3.26)	(1.32)	—	—		(0.09)

Total Dividends and Distributions	(3.26)	(1.32)	—	—		(0.09)

Net Asset Value, End of Period	$14.98	$17.55	$16.79	$14.74		$13.02

Total Return	3.97%	12.98%	13.91%	13.22%		38.18%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$9,055	$8,631	$6,150	$5,963		$4,284
Ratio of Expenses to Average Net Assets	1.57%	1.57%	1.57%	1.54%		1.57%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.57	%(b)	—%
Ratio of Net Investment Income to Average Net Assets	(0.38)%	(0.57)%	(0.47)%	(0.50)%		(0.62)%
Portfolio Turnover Rate	36.6%	36.2%	51.3%	26.3%		44.1%

	2007	2006	2005	2004		2003
PARTNERS SMALLCAP VALUE FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$17.34	$16.63	$14.62	$12.94		$9.48
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.09)	(0.12)	(0.11)	(0.10)		(0.08)
Net Realized and Unrealized Gain (Loss) on Investments	0.74	2.15	2.12	1.78		3.63

Total From Investment Operations	0.65	2.03	2.01	1.68		3.55
Less Dividends and Distributions:
Distributions from Realized Gains	(3.26)	(1.32)	—	—		(0.09)

Total Dividends and Distributions	(3.26)	(1.32)	—	—		(0.09)

Net Asset Value, End of Period	$14.73	$17.34	$16.63	$14.62		$12.94

Total Return	3.77%	12.79%	13.75%	12.99%		37.76%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,092	$3,060	$2,865	$2,738		$2,028
Ratio of Expenses to Average Net Assets	1.75%	1.75%	1.75%	1.72%		1.75%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.75	%(b)	—%
Ratio of Net Investment Income to Average Net Assets	(0.57)%	(0.75)%	(0.65)%	(0.68)%		(0.80)%
Portfolio Turnover Rate	36.6%	36.2%	51.3%	26.3%		44.1%

	2007	2006	2005
PARTNERS SMALLCAP VALUE FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$17.82	$17.07	$15.15
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.11)	(0.14)	(0.13)
Net Realized and Unrealized Gain (Loss) on Investments	0.76	2.21	2.05

Total From Investment Operations	0.65	2.07	1.92
Less Dividends and Distributions:
Distributions from Realized Gains	(3.26)	(1.32)	—

Total Dividends and Distributions	(3.26)	(1.32)	—

Net Asset Value, End of Period	$15.21	$17.82	$17.07

Total Return	3.64%	12.69%	12.67%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$311	$263	$11
Ratio of Expenses to Average Net Assets	1.88%	1.88%	1.88%
Ratio of Net Investment Income to Average Net Assets	(0.69)%	(0.85)%	(0.78)%
Portfolio Turnover Rate	36.6%	36.2%	51.3%

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004		2003
PARTNERS SMALLCAP VALUE FUND
Preferred shares
Net Asset Value, Beginning of Period	$17.90	$17.05	$14.92	$13.14		$9.56
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.01)	(0.04)	(0.03)	(0.03)		(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	0.76	2.21	2.16	1.81		3.70

Total From Investment Operations	0.75	2.17	2.13	1.78		3.67
Less Dividends and Distributions:
Distributions from Realized Gains	(3.26)	(1.32)	—	—		(0.09)

Total Dividends and Distributions	(3.26)	(1.32)	—	—		(0.09)

Net Asset Value, End of Period	$15.39	$17.90	$17.05	$14.92		$13.14

Total Return	4.29%	13.34%	14.28%	13.56%		38.71%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$12,463	$18,485	$17,400	$14,537		$12,008
Ratio of Expenses to Average Net Assets	1.26%	1.26%	1.26%	1.24%		1.26%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.26	%(b)	—%
Ratio of Net Investment Income to Average Net Assets	(0.08)%	(0.26)%	(0.17)%	(0.19)%		(0.31)%
Portfolio Turnover Rate	36.6%	36.2%	51.3%	26.3%		44.1%

	2007	2006	2005	2004		2003
PARTNERS SMALLCAP VALUE FUND
Select shares
Net Asset Value, Beginning of Period	$17.72	$16.92	$14.83	$13.08		$9.54
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.03)	(0.06)	0.01	(0.04)		(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	0.76	2.18	2.08	1.79		3.67

Total From Investment Operations	0.73	2.12	2.09	1.75		3.63
Less Dividends and Distributions:
Distributions from Realized Gains	(3.26)	(1.32)	—	—		(0.09)

Total Dividends and Distributions	(3.26)	(1.32)	—	—		(0.09)

Net Asset Value, End of Period	$15.19	$17.72	$16.92	$14.83		$13.08

Total Return	4.20%	13.13%	14.09%	13.39%		38.37%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,002	$511	$375	$24		$16
Ratio of Expenses to Average Net Assets	1.38%	1.38%	1.38%	1.35%		1.38%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	(1.38	)%(b)	—%
Ratio of Net Investment Income to Average Net Assets	(0.16)%	(0.37)%	0.09%	(0.31)%		(0.43)%
Portfolio Turnover Rate	36.6%	36.2%	51.3%	26.3%		44.1%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without commission rebates.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004		2003(a)
PARTNERS SMALLCAP VALUE FUND I
Advisors Preferred shares
Net Asset Value, Beginning of Period	$18.70	$17.15	$15.83	$13.92		$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.01	—	(0.01)	(0.04)		0.02
Net Realized and Unrealized Gain (Loss) on Investments	0.45	2.86	2.25	2.55		3.90

Total From Investment Operations	0.46	2.86	2.24	2.51		3.92
Less Dividends and Distributions:
Dividends from Net Investment Income	—	—	(0.02)	—		—
Distributions from Realized Gains	(1.05)	(1.31)	(0.90)	(0.60)		—

Total Dividends and Distributions	(1.05)	(1.31)	(0.92)	(0.60)		—

Net Asset Value, End of Period	$18.11	$18.70	$17.15	$15.83		$13.92

Total Return	2.39%	17.62%	14.43%	18.63%		39.20	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$19,382	$22,791	$12,127	$6,422		$258
Ratio of Expenses to Average Net Assets	1.57%	1.57%	1.57%	1.57%		1.57	%(d)
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.57	%(e)	1.57	%(d),(e)
Ratio of Net Investment Income to Average Net Assets	0.03%	0.00%	(0.05)%	(0.23)%		0.19	%(d)
Portfolio Turnover Rate	63.2%	60.4%	43.1%	46.7%		67.2	%(d)

	2007	2006	2005	2004		2003(a)
PARTNERS SMALLCAP VALUE FUND I
Advisors Select shares
Net Asset Value, Beginning of Period	$18.57	$17.07	$15.78	$13.89		$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.03)	(0.03)	(0.04)	(0.06)		—
Net Realized and Unrealized Gain (Loss) on Investments	0.45	2.84	2.25	2.55		3.89

Total From Investment Operations	0.42	2.81	2.21	2.49		3.89
Less Dividends and Distributions:
Dividends from Net Investment Income	—	—	(0.02)	—		—
Distributions from Realized Gains	(1.05)	(1.31)	(0.90)	(0.60)		—

Total Dividends and Distributions	(1.05)	(1.31)	(0.92)	(0.60)		—

Net Asset Value, End of Period	$17.94	$18.57	$17.07	$15.78		$13.89

Total Return	2.18%	17.39%	14.27%	18.52%		38.90	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$12,723	$19,158	$14,395	$6,888		$702
Ratio of Expenses to Average Net Assets	1.75%	1.75%	1.75%	1.75%		1.75	%(d)
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.75	%(e)	1.75	%(d),(e)
Ratio of Net Investment Income to Average Net Assets	(0.16)%	(0.19)%	(0.23)%	(0.40)%		(0.04	)%(d)
Portfolio Turnover Rate	63.2%	60.4%	43.1%	46.7%		67.2	%(d)

	2007	2006	2005
PARTNERS SMALLCAP VALUE FUND I
Advisors Signature shares
Net Asset Value, Beginning of Period	$18.75	$17.24	$16.04
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.05)	(0.05)	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	0.46	2.87	2.17

Total From Investment Operations	0.41	2.82	2.12
Less Dividends and Distributions:
Dividends from Net Investment Income	—	—	(0.02)
Distributions from Realized Gains	(1.05)	(1.31)	(0.90)

Total Dividends and Distributions	(1.05)	(1.31)	(0.92)

Net Asset Value, End of Period	$18.11	$18.75	$17.24

Total Return	2.11%	17.26%	13.45%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,937	$2,490	$130
Ratio of Expenses to Average Net Assets	1.88%	1.88%	1.88%
Ratio of Net Investment Income to Average Net Assets	(0.28)%	(0.29)%	(0.30)%
Portfolio Turnover Rate	63.2%	60.4%	43.1%

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004		2003(a)
PARTNERS SMALLCAP VALUE FUND I
Preferred shares
Net Asset Value, Beginning of Period	$18.89	$17.29	$15.91	$13.95		$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.07	0.06	0.04	0.03		0.04
Net Realized and Unrealized Gain (Loss) on Investments	0.45	2.88	2.27	2.55		3.91

Total From Investment Operations	0.52	2.94	2.31	2.58		3.95
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.04)	(0.03)	(0.03)	(0.02)		—
Distributions from Realized Gains	(1.05)	(1.31)	(0.90)	(0.60)		—

Total Dividends and Distributions	(1.09)	(1.34)	(0.93)	(0.62)		—

Net Asset Value, End of Period	$18.32	$18.89	$17.29	$15.91		$13.95

Total Return	2.69%	17.97%	14.78%	19.14%		39.50	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$26,176	$19,682	$11,704	$3,196		$194
Ratio of Expenses to Average Net Assets	1.26%	1.26%	1.26%	1.26%		1.26	%(d)
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.27	%(e)	1.26	%(d),(e)
Ratio of Net Investment Income to Average Net Assets	0.35%	0.31%	0.26%	0.17%		0.46	%(d)
Portfolio Turnover Rate	63.2%	60.4%	43.1%	46.7%		67.2	%(d)

	2007	2006	2005	2004		2003(a)
PARTNERS SMALLCAP VALUE FUND I
Select shares
Net Asset Value, Beginning of Period	$18.85	$17.25	$15.90	$13.94		$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.04	0.04	0.03	(0.01)		0.03
Net Realized and Unrealized Gain (Loss) on Investments	0.46	2.88	2.25	2.58		3.91

Total From Investment Operations	0.50	2.92	2.28	2.57		3.94
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.02)	(0.01)	(0.03)	(0.01)		—
Distributions from Realized Gains	(1.05)	(1.31)	(0.90)	(0.60)		—

Total Dividends and Distributions	(1.07)	(1.32)	(0.93)	(0.61)		—

Net Asset Value, End of Period	$18.28	$18.85	$17.25	$15.90		$13.94

Total Return	2.57%	17.87%	14.59%	19.02%		39.40	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$9,045	$4,794	$2,269	$909		$141
Ratio of Expenses to Average Net Assets	1.38%	1.38%	1.38%	1.38%		1.38	%(d)
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.38	%(e)	1.38	%(d),(e)
Ratio of Net Investment Income to Average Net Assets	0.22%	0.20%	0.15%	(0.04)%		0.34	%(d)
Portfolio Turnover Rate	63.2%	60.4%	43.1%	46.7%		67.2	%(d)

(a) Period from December 30, 2002, date operations commenced, through October 31, 2003.

(b) Calculated based on average shares outstanding during the period.

(c) Total return amounts have not been annualized.

(d) Computed on an annualized basis.

(e) Expense ratio without commission rebates.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004(a)
PARTNERS SMALLCAP VALUE FUND II
Advisors Preferred shares
Net Asset Value, Beginning of Period	$13.79	$12.03	$10.33	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.08)	(0.01)	(0.07)	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	0.46	2.33	1.81	0.35

Total From Investment Operations	0.38	2.32	1.74	0.33
Less Dividends and Distributions:
Distributions from Realized Gains	(1.30)	(0.56)	(0.04)	—
Total Dividends and Distributions	(1.30)	(0.56)	(0.04)	—

Net Asset Value, End of Period	$12.87	$13.79	$12.03	$10.33

Total Return	2.71%	19.91%	16.85%	3.30	%(c)

Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$12,654	$3,772	$3,235	$10
Ratio of Expenses to Average Net Assets	1.57%	1.57%	1.57%	1.57	%(d)
Ratio of Net Investment Income to Average Net Assets	(0.60)%	(0.10)%	(0.62)%	(0.58	)%(d)
Portfolio Turnover Rate	58.7%	40.4%	50.8%	4.8	%(d)

	2007	2006	2005	2004(a)
PARTNERS SMALLCAP VALUE FUND II
Advisors Select shares
Net Asset Value, Beginning of Period	$13.72	$11.99	$10.32	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.07)	(0.03)	(0.09)	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	0.42	2.32	1.80	0.35

Total From Investment Operations	0.35	2.29	1.71	0.32
Less Dividends and Distributions:
Distributions from Realized Gains	(1.30)	(0.56)	(0.04)	—

Total Dividends and Distributions	(1.30)	(0.56)	(0.04)	—

Net Asset Value, End of Period	$12.77	$13.72	$11.99	$10.32

Total Return	2.49%	19.72%	16.58%	3.20	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,721	$705	$503	$10
Ratio of Expenses to Average Net Assets	1.75%	1.75%	1.75%	1.75	%(d)
Ratio of Net Investment Income to Average Net Assets	(0.56)%	(0.27)%	(0.75)%	(0.75	)%(d)
Portfolio Turnover Rate	58.7%	40.4%	50.8%	4.8	%(d)

	2007	2006	2005
PARTNERS SMALLCAP VALUE FUND II
Advisors Signature shares
Net Asset Value, Beginning of Period	$13.75	$12.02	$10.40
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.09)	(0.04)	(0.10)
Net Realized and Unrealized Gain (Loss) on Investments	0.42	2.33	1.76

Total From Investment Operations	0.33	2.29	1.66
Less Dividends and Distributions:
Distributions from Realized Gains	(1.30)	(0.56)	(0.04)

Total Dividends and Distributions	(1.30)	(0.56)	(0.04)

Net Asset Value, End of Period	$12.78	$13.75	$12.02

Total Return	2.32%	19.67%	15.97%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$321	$129	$12
Ratio of Expenses to Average Net Assets	1.88%	1.88%	1.88%
Ratio of Net Investment Income to Average Net Assets	(0.72)%	(0.34)%	(0.85)%
Portfolio Turnover Rate	58.7%	40.4%	50.8%

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004(a)
PARTNERS SMALLCAP VALUE FUND II
Preferred shares
Net Asset Value, Beginning of Period	$13.90	$12.08	$10.34	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.02)	0.03	(0.03)	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	0.44	2.35	1.81	0.35

Total From Investment Operations	0.42	2.38	1.78	0.34
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.03)	—	—	—
Distributions from Realized Gains	(1.30)	(0.56)	(0.04)	—

Total Dividends and Distributions	(1.33)	(0.56)	(0.04)	—

Net Asset Value, End of Period	$12.99	$13.90	$12.08	$10.34

Total Return	3.02%	20.34%	17.25%	3.40	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,703	$1,170	$123	$11
Ratio of Expenses to Average Net Assets	1.26%	1.26%	1.26%	1.26	%(d)
Ratio of Net Investment Income to Average Net Assets	(0.18)%	0.23%	(0.28)%	(0.26	)%(d)
Portfolio Turnover Rate	58.7%	40.4%	50.8%	4.8	%(d)

	2007	2006	2005	2004(a)
PARTNERS SMALLCAP VALUE FUND II
Select shares
Net Asset Value, Beginning of Period	$13.85	$12.05	$10.34	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.02)	0.01	(0.06)	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	0.42	2.35	1.81	0.36

Total From Investment Operations	0.40	2.36	1.75	0.34
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.01)	—	—	—
Distributions from Realized Gains	(1.30)	(0.56)	(0.04)	—

Total Dividends and Distributions	(1.31)	(0.56)	(0.04)	—

Net Asset Value, End of Period	$12.94	$13.85	$12.05	$10.34

Total Return	2.89%	20.22%	16.95%	3.40	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,993	$1,231	$669	$10
Ratio of Expenses to Average Net Assets	1.38%	1.38%	1.38%	1.38	%(d)
Ratio of Net Investment Income to Average Net Assets	(0.15)%	0.10%	(0.56)%	(0.40	)%(d)
Portfolio Turnover Rate	58.7%	40.4%	50.8%	4.8	%(d)

(a)	Period from June 1, 2004, date operations commenced, through October 31, 2004.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return amounts have not been annualized.

(d)	Computed on an annualized basis.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004(a)
PREFERRED SECURITIES FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$10.69	$10.54	$11.31	$10.80
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.55	0.55	0.56	0.26
Net Realized and Unrealized Gain (Loss) on Investments	(0.63)	0.09	(0.39)	0.25

Total From Investment Operations	(0.08)	0.64	0.17	0.51
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.57)	(0.49)	(0.94)	—

Total Dividends and Distributions	(0.57)	(0.49)	(0.94)	—

Net Asset Value, End of Period	$10.04	$10.69	$10.54	$11.31

Total Return	(0.78)%	6.30%	1.49%	4.72	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,911	$655	$10	$10
Ratio of Expenses to Average Net Assets	1.32%	1.32%	1.32%	1.32	%(d)
Ratio of Net Investment Income to Average Net Assets	5.23%	5.21%	5.10%	5.55	%(d)
Portfolio Turnover Rate	33.9%	22.4%	17.8%	14.0	%(d)

	2007	2006	2005	2004(a)
PREFERRED SECURITIES FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$10.67	$10.52	$11.30	$10.80
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.51	0.53	0.54	0.25
Net Realized and Unrealized Gain (Loss) on Investments	(0.61)	0.09	(0.40)	0.25

Total From Investment Operations	(0.10)	0.62	0.14	0.50
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.55)	(0.47)	(0.92)	—

Total Dividends and Distributions	(0.55)	(0.47)	(0.92)	—

Net Asset Value, End of Period	$10.02	$10.67	$10.52	$11.30

Total Return	(0.98)%	6.12%	1.25%	4.63	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$681	$22	$15	$10
Ratio of Expenses to Average Net Assets	1.49%	1.50%	1.50%	1.50	%(d)
Ratio of Net Investment Income to Average Net Assets	5.00%	5.00%	4.96%	5.36	%(d)
Portfolio Turnover Rate	33.9%	22.4%	17.8%	14.0	%(d)

	2007	2006	2005
PREFERRED SECURITIES FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$10.70	$10.56	$11.34
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.51	0.52	0.52
Net Realized and Unrealized Gain (Loss) on Investments	(0.62)	0.08	(0.39)

Total From Investment Operations	(0.11)	0.60	0.13
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.54)	(0.46)	(0.91)

Total Dividends and Distributions	(0.54)	(0.46)	(0.91)

Net Asset Value, End of Period	$10.05	$10.70	$10.56

Total Return	(1.12)%	5.87%	1.14%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$545	$176	$9
Ratio of Expenses to Average Net Assets	1.63%	1.63%	1.63%
Ratio of Net Investment Income to Average Net Assets	4.86%	4.97%	4.78%
Portfolio Turnover Rate	33.9%	22.4%	17.8%

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004(a)
PREFERRED SECURITIES FUND
Preferred shares
Net Asset Value, Beginning of Period	$10.71	$10.56	$11.32	$10.80
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.57	0.58	0.59	0.27
Net Realized and Unrealized Gain (Loss) on Investments	(0.62)	0.10	(0.38)	0.25

Total From Investment Operations	(0.05)	0.68	0.21	0.52
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.61)	(0.53)	(0.97)	—

Total Dividends and Distributions	(0.61)	(0.53)	(0.97)	—

Net Asset Value, End of Period	$10.05	$10.71	$10.56	$11.32

Total Return	(0.54)%	6.62%	1.84%	4.81	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$575	$33	$10	$11
Ratio of Expenses to Average Net Assets	1.00%	1.01%	1.01%	1.01	%(d)
Ratio of Net Investment Income to Average Net Assets	5.45%	5.50%	5.43%	5.86	%(d)
Portfolio Turnover Rate	33.9%	22.4%	17.8%	14.0	%(d)

	2007	2006	2005	2004(a)
PREFERRED SECURITIES FUND
Select shares
Net Asset Value, Beginning of Period	$10.70	$10.55	$11.32	$10.80
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.56	0.56	0.58	0.27
Net Realized and Unrealized Gain (Loss) on Investments	(0.63)	0.10	(0.39)	0.25

Total From Investment Operations	(0.07)	0.66	0.19	0.52
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.60)	(0.51)	(0.96)	—

Total Dividends and Distributions	(0.60)	(0.51)	(0.96)	—

Net Asset Value, End of Period	$10.03	$10.70	$10.55	$11.32

Total Return	(0.77)%	6.50%	1.65%	4.81	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$234	$10	$10	$11
Ratio of Expenses to Average Net Assets	1.12%	1.13%	1.13%	1.13	%(d)
Ratio of Net Investment Income to Average Net Assets	5.37%	5.37%	5.28%	5.73	%(d)
Portfolio Turnover Rate	33.9%	22.4%	17.8%	14.0	%(d)

(a)	Period from June 1, 2004, date operations commenced, through October 31, 2004.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return amounts have not been annualized.

(d)	Computed on an annualized basis.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2010 FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$13.14	$12.04	$11.56	$10.59	$9.36
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.34	0.33	0.28	0.11	0.09
Net Realized and Unrealized Gain (Loss) on Investments	1.00	1.08	0.54	0.97	1.24

Total From Investment Operations	1.34	1.41	0.82	1.08	1.33
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.34)	(0.23)	(0.24)	(0.11)	(0.10)
Distributions from Realized Gains	(0.07)	(0.08)	(0.10)	—	—

Total Dividends and Distributions	(0.41)	(0.31)	(0.34)	(0.11)	(0.10)

Net Asset Value, End of Period	$14.07	$13.14	$12.04	$11.56	$10.59

Total Return	10.45%	11.94%	7.23%	10.29%	14.39%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$87,602	$50,488	$20,694	$10,270	$3,674
Ratio of Expenses to Average Net Assets(b)	0.69%	0.69%	0.69%	0.69%	0.69%
Ratio of Net Investment Income to Average Net Assets	2.53%	2.63%	2.32%	1.02%	0.96%
Portfolio Turnover Rate	14.7%	16.6%	10.2%	34.3%	47.8%

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2010 FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$13.10	$12.00	$11.55	$10.58	$9.35
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.32	0.30	0.26	0.09	0.04
Net Realized and Unrealized Gain (Loss) on Investments	0.99	1.09	0.53	0.97	1.28

Total From Investment Operations	1.31	1.39	0.79	1.06	1.32
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.32)	(0.21)	(0.24)	(0.09)	(0.09)
Distributions from Realized Gains	(0.07)	(0.08)	(0.10)	—	—

Total Dividends and Distributions	(0.39)	(0.29)	(0.34)	(0.09)	(0.09)

Net Asset Value, End of Period	$14.02	$13.10	$12.00	$11.55	$10.58

Total Return	10.21%	11.77%	6.95%	10.10%	14.20%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$53,760	$36,680	$21,112	$8,554	$1,683
Ratio of Expenses to Average Net Assets(b)	0.87%	0.87%	0.87%	0.87%	0.87%
Ratio of Net Investment Income to Average Net Assets	2.39%	2.43%	2.17%	0.80%	0.35%
Portfolio Turnover Rate	14.7%	16.6%	10.2%	34.3%	47.8%

	2007	2006	2005
PRINCIPAL LIFETIME 2010 FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$13.15	$12.05	$11.62
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.30	0.29	0.22
Net Realized and Unrealized Gain (Loss) on Investments	1.00	1.08	0.55

Total From Investment Operations	1.30	1.37	0.77
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.30)	(0.19)	(0.24)
Distributions from Realized Gains	(0.07)	(0.08)	(0.10)

Total Dividends and Distributions	(0.37)	(0.27)	(0.34)

Net Asset Value, End of Period	$14.08	$13.15	$12.05

Total Return	10.10%	11.58%	6.72%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$14,507	$6,230	$1,343
Ratio of Expenses to Average Net Assets(b)	1.00%	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets	2.20%	2.35%	1.82%
Portfolio Turnover Rate	14.7%	16.6%	10.2%

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2010 FUND
Preferred shares
Net Asset Value, Beginning of Period	$13.20	$12.09	$11.58	$10.61	$9.38
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.38	0.37	0.31	0.14	0.11
Net Realized and Unrealized Gain (Loss) on Investments	1.00	1.09	0.54	0.98	1.25

Total From Investment Operations	1.38	1.46	0.85	1.12	1.36
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.38)	(0.27)	(0.24)	(0.15)	(0.13)
Distributions from Realized Gains	(0.07)	(0.08)	(0.10)	—	—

Total Dividends and Distributions	(0.45)	(0.35)	(0.34)	(0.15)	(0.13)

Net Asset Value, End of Period	$14.13	$13.20	$12.09	$11.58	$10.61

Total Return	10.76%	12.31%	7.51%	10.61%	14.73%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$152,317	$81,573	$21,733	$5,551	$1,224
Ratio of Expenses to Average Net Assets(b)	0.38%	0.38%	0.38%	0.38%	0.38%
Ratio of Net Investment Income to Average Net Assets	2.83%	2.97%	2.69%	1.22%	1.14%
Portfolio Turnover Rate	14.7%	16.6%	10.2%	34.3%	47.8%

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2010 FUND
Select shares
Net Asset Value, Beginning of Period	$13.17	$12.07	$11.57	$10.60	$9.37
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.37	0.36	0.25	0.10	0.12
Net Realized and Unrealized Gain (Loss) on Investments	0.99	1.07	0.59	1.00	1.23

Total From Investment Operations	1.36	1.43	0.84	1.10	1.35
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.36)	(0.25)	(0.24)	(0.13)	(0.12)
Distributions from Realized Gains	(0.07)	(0.08)	(0.10)	—	—

Total Dividends and Distributions	(0.43)	(0.33)	(0.34)	(0.13)	(0.12)

Net Asset Value, End of Period	$14.10	$13.17	$12.07	$11.57	$10.60

Total Return	10.64%	12.12%	7.41%	10.49%	14.60%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$59,244	$26,768	$11,896	$1,501	$11
Ratio of Expenses to Average Net Assets(b)	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of Net Investment Income to Average Net Assets	2.71%	2.87%	2.19%	0.89%	1.18%
Portfolio Turnover Rate	14.7%	16.6%	10.2%	34.3%	47.8%

(a)	Calculated based on average shares outstanding during the period.

(b)	Does not include expenses of the investment companies in which the Fund invests.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2020 FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$13.61	$12.22	$11.46	$10.52	$9.11
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.29	0.27	0.22	0.11	0.07
Net Realized and Unrealized Gain (Loss) on Investments	1.51	1.47	0.86	0.96	1.42

Total From Investment Operations	1.80	1.74	1.08	1.07	1.49
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.33)	(0.25)	(0.23)	(0.13)	(0.08)
Distributions from Realized Gains	(0.09)	(0.10)	(0.09)	—	—

Total Dividends and Distributions	(0.42)	(0.35)	(0.32)	(0.13)	(0.08)

Net Asset Value, End of Period	$14.99	$13.61	$12.22	$11.46	$10.52

Total Return	13.53%	14.52%	9.55%	10.24%	16.52%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$175,110	$93,449	$33,721	$12,657	$4,106
Ratio of Expenses to Average Net Assets(b)	0.69%	0.69%	0.69%	0.69%	0.69%
Ratio of Net Investment Income to Average Net Assets	2.09%	2.06%	1.82%	0.95%	0.75%
Portfolio Turnover Rate	15.1%	7.4%	5.5%	27.0%	41.1%

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2020 FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$13.56	$12.18	$11.44	$10.50	$9.10
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.28	0.25	0.21	0.06	0.03
Net Realized and Unrealized Gain (Loss) on Investments	1.49	1.45	0.85	0.99	1.44

Total From Investment Operations	1.77	1.70	1.06	1.05	1.47
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.31)	(0.22)	(0.23)	(0.11)	(0.07)
Distributions from Realized Gains	(0.09)	(0.10)	(0.09)	—	—

Total Dividends and Distributions	(0.40)	(0.32)	(0.32)	(0.11)	(0.07)

Net Asset Value, End of Period	$14.93	$13.56	$12.18	$11.44	$10.50

Total Return	13.29%	14.28%	9.37%	10.06%	16.22%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$107,765	$71,913	$35,959	$12,193	$1,986
Ratio of Expenses to Average Net Assets(b)	0.87%	0.87%	0.87%	0.87%	0.87%
Ratio of Net Investment Income to Average Net Assets	2.02%	1.92%	1.77%	0.51%	0.29%
Portfolio Turnover Rate	15.1%	7.4%	5.5%	27.0%	41.1%

	2007	2006	2005
PRINCIPAL LIFETIME 2020 FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$13.62	$12.23	$11.51
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.23	0.21	0.12
Net Realized and Unrealized Gain (Loss) on Investments	1.53	1.49	0.92

Total From Investment Operations	1.76	1.70	1.04
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.29)	(0.21)	(0.23)
Distributions from Realized Gains	(0.09)	(0.10)	(0.09)

Total Dividends and Distributions	(0.38)	(0.31)	(0.32)

Net Asset Value, End of Period	$15.00	$13.62	$12.23

Total Return	13.16%	14.15%	9.12%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$35,530	$14,417	$2,799
Ratio of Expenses to Average Net Assets(b)	1.00%	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets	1.64%	1.61%	1.03%
Portfolio Turnover Rate	15.1%	7.4%	5.5%

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2020 FUND
Preferred shares
Net Asset Value, Beginning of Period	$13.67	$12.27	$11.47	$10.53	$9.13
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.32	0.30	0.26	0.16	0.09
Net Realized and Unrealized Gain (Loss) on Investments	1.52	1.49	0.87	0.94	1.42

Total From Investment Operations	1.84	1.79	1.13	1.10	1.51
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.37)	(0.29)	(0.24)	(0.16)	(0.11)
Distributions from Realized Gains	(0.09)	(0.10)	(0.09)	—	—

Total Dividends and Distributions	(0.46)	(0.39)	(0.33)	(0.16)	(0.11)

Net Asset Value, End of Period	$15.05	$13.67	$12.27	$11.47	$10.53

Total Return	13.83%	14.91%	9.92%	10.58%	16.73%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$299,458	$129,616	$37,539	$8,498	$2,804
Ratio of Expenses to Average Net Assets(b)	0.38%	0.38%	0.38%	0.38%	0.38%
Ratio of Net Investment Income to Average Net Assets	2.26%	2.35%	2.15%	1.41%	0.97%
Portfolio Turnover Rate	15.1%	7.4%	5.5%	27.0%	41.1%

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2020 FUND
Select shares
Net Asset Value, Beginning of Period	$13.64	$12.24	$11.46	$10.53	$9.12
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.31	0.30	0.19	0.06	0.10
Net Realized and Unrealized Gain (Loss) on Investments	1.52	1.47	0.92	1.02	1.41

Total From Investment Operations	1.83	1.77	1.11	1.08	1.51
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.36)	(0.27)	(0.24)	(0.15)	(0.10)
Distributions from Realized Gains	(0.09)	(0.10)	(0.09)	—	—

Total Dividends and Distributions	(0.45)	(0.37)	(0.33)	(0.15)	(0.10)

Net Asset Value, End of Period	$15.02	$13.64	$12.24	$11.46	$10.53

Total Return	13.71%	14.79%	9.75%	10.35%	16.73%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$121,196	$53,209	$18,811	$1,529	$11
Ratio of Expenses to Average Net Assets(b)	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of Net Investment Income to Average Net Assets	2.21%	2.33%	1.48%	0.54%	1.02%
Portfolio Turnover Rate	15.1%	7.4%	5.5%	27.0%	41.1%

(a)	Calculated based on average shares outstanding during the period.

(b)	Does not include expenses of the investment companies in which the Fund invests.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2030 FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$13.55	$12.06	$11.18	$10.22	$8.74
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.24	0.21	0.14	0.08	0.04
Net Realized and Unrealized Gain (Loss) on Investments	1.81	1.64	1.03	0.97	1.49

Total From Investment Operations	2.05	1.85	1.17	1.05	1.53
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.30)	(0.24)	(0.21)	(0.09)	(0.05)
Distributions from Realized Gains	(0.10)	(0.12)	(0.08)	—	—

Total Dividends and Distributions	(0.40)	(0.36)	(0.29)	(0.09)	(0.05)

Net Asset Value, End of Period	$15.20	$13.55	$12.06	$11.18	$10.22

Total Return	15.45%	15.62%	10.59%	10.33%	17.61%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$161,519	$79,100	$27,967	$6,081	$1,781
Ratio of Expenses to Average Net Assets(b)	0.69%	0.69%	0.69%	0.69%	0.69%
Ratio of Net Investment Income to Average Net Assets	1.70%	1.68%	1.21%	0.70%	0.43%
Portfolio Turnover Rate	15.5%	9.4%	4.8%	30.7%	52.4	%(c)

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2030 FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$13.49	$12.01	$11.15	$10.19	$8.73
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.23	0.21	0.15	0.05	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	1.78	1.61	1.00	0.98	1.51

Total From Investment Operations	2.01	1.82	1.15	1.03	1.50
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.27)	(0.22)	(0.21)	(0.07)	(0.04)
Distributions from Realized Gains	(0.10)	(0.12)	(0.08)	—	—

Total Dividends and Distributions	(0.37)	(0.34)	(0.29)	(0.07)	(0.04)

Net Asset Value, End of Period	$15.13	$13.49	$12.01	$11.15	$10.19

Total Return	15.25%	15.39%	10.42%	10.16%	17.20%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$98,270	$60,034	$30,522	$10,544	$2,905
Ratio of Expenses to Average Net Assets(b)	0.87%	0.87%	0.87%	0.87%	0.87%
Ratio of Net Investment Income to Average Net Assets	1.64%	1.66%	1.29%	0.45%	(0.07)%
Portfolio Turnover Rate	15.5%	9.4%	4.8%	30.7%	52.4	%(c)

	2007	2006	2005
PRINCIPAL LIFETIME 2030 FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$13.51	$12.03	$11.19
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.18	0.12	0.04
Net Realized and Unrealized Gain (Loss) on Investments	1.81	1.68	1.08

Total From Investment Operations	1.99	1.80	1.12
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.25)	(0.20)	(0.20)
Distributions from Realized Gains	(0.10)	(0.12)	(0.08)

Total Dividends and Distributions	(0.35)	(0.32)	(0.28)

Net Asset Value, End of Period	$15.15	$13.51	$12.03

Total Return	15.07%	15.21%	10.19%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$28,841	$11,490	$1,366
Ratio of Expenses to Average Net Assets(b)	1.00%	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets	1.24%	0.96%	0.37%
Portfolio Turnover Rate	15.5%	9.4%	4.8%

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2030 FUND
Preferred shares
Net Asset Value, Beginning of Period	$13.59	$12.10	$11.18	$10.21	$8.75
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.27	0.25	0.20	0.13	0.06
Net Realized and Unrealized Gain (Loss) on Investments	1.83	1.64	1.01	0.96	1.48

Total From Investment Operations	2.10	1.89	1.21	1.09	1.54
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.34)	(0.28)	(0.21)	(0.12)	(0.08)
Distributions from Realized Gains	(0.10)	(0.12)	(0.08)	—	—

Total Dividends and Distributions	(0.44)	(0.40)	(0.29)	(0.12)	(0.08)

Net Asset Value, End of Period	$15.25	$13.59	$12.10	$11.18	$10.21

Total Return	15.85%	15.93%	10.98%	10.78%	17.81%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$234,264	$108,704	$28,290	$7,855	$4,020
Ratio of Expenses to Average Net Assets(b)	0.38%	0.38%	0.38%	0.38%	0.38%
Ratio of Net Investment Income to Average Net Assets	1.91%	1.92%	1.70%	1.19%	0.66%
Portfolio Turnover Rate	15.5%	9.4%	4.8%	30.7%	52.4	%(c)

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2030 FUND
Select shares
Net Asset Value, Beginning of Period	$13.83	$12.31	$11.38	$10.40	$8.75
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.28	0.26	0.17	0.03	0.04
Net Realized and Unrealized Gain (Loss) on Investments	1.83	1.64	1.05	1.06	1.68

Total From Investment Operations	2.11	1.90	1.22	1.09	1.72
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.32)	(0.26)	(0.21)	(0.11)	(0.07)
Distributions from Realized Gains	(0.10)	(0.12)	(0.08)	—	—

Total Dividends and Distributions	(0.42)	(0.38)	(0.29)	(0.11)	(0.07)

Net Asset Value, End of Period	$15.52	$13.83	$12.31	$11.38	$10.40

Total Return	15.65%	15.75%	10.86%	10.55%	19.77	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$117,390	$58,595	$23,705	$7,352	$15
Ratio of Expenses to Average Net Assets(b)	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of Net Investment Income to Average Net Assets	1.95%	1.99%	1.41%	0.25%	0.21%
Portfolio Turnover Rate	15.5%	9.4%	4.8%	30.7%	52.4	%(c)

(a)	Calculated based on average shares outstanding during the period.

(b)	Does not include expenses of the investment companies in which the Fund invests.

(c)	Portfolio turnover rate excludes approximately $22,287,000 of securities from the acquisition of Balanced Fund and $22,287,000 from portfolio realignment.

(d)	During 2003, the Class experienced a significant withdrawal of monies by an affiliate. As the remaining shareholders held relatively small positions, the total return amounts expressed herein are greater than those that would have been experienced without the withdrawal.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2040 FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$13.70	$12.13	$11.13	$10.18	$8.65
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.20	0.20	0.15	0.02	0.01
Net Realized and Unrealized Gain (Loss) on Investments	2.07	1.70	1.12	1.02	1.56

Total From Investment Operations	2.27	1.90	1.27	1.04	1.57
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.28)	(0.22)	(0.19)	(0.09)	(0.04)
Distributions from Realized Gains	(0.10)	(0.11)	(0.08)	—	—

Total Dividends and Distributions	(0.38)	(0.33)	(0.27)	(0.09)	(0.04)

Net Asset Value, End of Period	$15.59	$13.70	$12.13	$11.13	$10.18

Total Return	16.95%	15.91%	11.46%	10.25%	18.33%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$75,682	$36,537	$14,824	$8,117	$327
Ratio of Expenses to Average Net Assets(b)	0.69%	0.69%	0.69%	0.69%	0.69%
Ratio of Net Investment Income to Average Net Assets	1.39%	1.55%	1.28%	0.17%	0.07%
Portfolio Turnover Rate	16.5%	13.1%	7.1%	40.0%	46.0%

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2040 FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$13.68	$12.11	$11.13	$10.18	$8.64
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.20	0.18	0.11	(0.01)	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	2.04	1.69	1.13	1.03	1.58

Total From Investment Operations	2.24	1.87	1.24	1.02	1.57
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.26)	(0.19)	(0.18)	(0.07)	(0.03)
Distributions from Realized Gains	(0.10)	(0.11)	(0.08)	—	—

Total Dividends and Distributions	(0.36)	(0.30)	(0.26)	(0.01)	(0.03)

Net Asset Value, End of Period	$15.56	$13.68	$12.11	$11.13	$10.18

Total Return	16.68%	15.72%	11.26%	10.05%	18.25%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$44,449	$26,051	$11,022	$4,436	$405
Ratio of Expenses to Average Net Assets(b)	0.87%	0.87%	0.87%	0.87%	0.87%
Ratio of Net Investment Income to Average Net Assets	1.39%	1.38%	0.96%	(0.11)%	(0.09)%
Portfolio Turnover Rate	16.5%	13.1%	7.1%	40.0%	46.0%

	2007	2006	2005
PRINCIPAL LIFETIME 2040 FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$13.70	$12.13	$11.18
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.13	0.08	0.01
Net Realized and Unrealized Gain (Loss) on Investments	2.10	1.78	1.20

Total From Investment Operations	2.23	1.86	1.21
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.24)	(0.18)	(0.18)
Distributions from Realized Gains	(0.10)	(0.11)	(0.08)

Total Dividends and Distributions	(0.34)	(0.29)	(0.26)

Net Asset Value, End of Period	$15.59	$13.70	$12.13

Total Return	16.58%	15.55%	10.93%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$15,053	$5,269	$455
Ratio of Expenses to Average Net Assets(b)	1.00%	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets	0.89%	0.58%	0.05%
Portfolio Turnover Rate	16.5%	13.1%	7.1%

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2040 FUND
Preferred shares
Net Asset Value, Beginning of Period	$13.78	$12.20	$11.15	$10.21	$8.67
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.24	0.19	0.13	0.10	0.04
Net Realized and Unrealized Gain (Loss) on Investments	2.09	1.76	1.19	0.96	1.57

Total From Investment Operations	2.33	1.95	1.32	1.06	1.61
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.33)	(0.26)	(0.19)	(0.12)	(0.07)
Distributions from Realized Gains	(0.10)	(0.11)	(0.08)	—	—

Total Dividends and Distributions	(0.43)	(0.37)	(0.27)	(0.12)	(0.07)

Net Asset Value, End of Period	$15.68	$13.78	$12.20	$11.15	$10.21

Total Return	17.29%	16.27%	11.93%	10.46%	18.76%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$108,005	$47,329	$11,799	$1,642	$927
Ratio of Expenses to Average Net Assets(b)	0.38%	0.38%	0.38%	0.38%	0.38%
Ratio of Net Investment Income to Average Net Assets	1.63%	1.49%	1.09%	0.94%	0.39%
Portfolio Turnover Rate	16.5%	13.1%	7.1%	40.0%	46.0%

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2040 FUND
Select shares
Net Asset Value, Beginning of Period	$13.72	$12.15	$11.13	$10.19	$8.65
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.20	0.22	0.07	0.02	0.05
Net Realized and Unrealized Gain (Loss) on Investments	2.10	1.70	1.22	1.03	1.55

Total From Investment Operations	2.30	1.92	1.29	1.05	1.60
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.31)	(0.24)	(0.19)	(0.11)	(0.06)
Distributions from Realized Gains	(0.10)	(0.11)	(0.08)	—	—

Total Dividends and Distributions	(0.41)	(0.35)	(0.27)	(0.11)	(0.06)

Net Asset Value, End of Period	$15.61	$13.72	$12.15	$11.13	$10.19

Total Return	17.14%	16.11%	11.67%	10.35%	18.66%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$46,791	$14,898	$5,549	$256	$10
Ratio of Expenses to Average Net Assets(b)	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of Net Investment Income to Average Net Assets	1.40%	1.69%	0.53%	0.15%	0.56%
Portfolio Turnover Rate	16.5%	13.1%	7.1%	40.0%	46.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Does not include expenses of the investment companies in which the Fund invests.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2050 FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$13.29	$11.71	$10.64	$9.71	$8.13
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.20	0.14	0.08	0.01	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	2.07	1.76	1.22	0.97	1.61

Total From Investment Operations	2.27	1.90	1.30	0.98	1.60
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.25)	(0.21)	(0.16)	(0.05)	(0.02)
Distributions from Realized Gains	(0.11)	(0.11)	(0.07)	—	—

Total Dividends and Distributions	(0.36)	(0.32)	(0.23)	(0.05)	(0.02)

Net Asset Value, End of Period	$15.20	$13.29	$11.71	$10.64	$9.71

Total Return	17.46%	16.50%	12.37%	10.17%	19.75%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$25,931	$12,547	$4,371	$1,508	$92
Ratio of Expenses to Average Net Assets(b)	0.69%	0.69%	0.69%	0.69%	0.69%
Ratio of Net Investment Income to Average Net Assets	1.43%	1.15%	0.67%	0.12%	(0.06)%
Portfolio Turnover Rate	21.2%	15.9%	7.5%	44.9%	45.7%

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2050 FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$13.26	$11.68	$10.63	$9.70	$8.12
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.20	0.16	0.08	(0.06)	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	2.05	1.72	1.20	1.03	1.63

Total From Investment Operations	2.25	1.88	1.28	0.97	1.59
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.23)	(0.19)	(0.16)	(0.04)	(0.01)
Distributions from Realized Gains	(0.11)	(0.11)	(0.07)	—	—

Total Dividends and Distributions	(0.34)	(0.30)	(0.23)	(0.04)	(0.01)

Net Asset Value, End of Period	$15.17	$13.26	$11.68	$10.63	$9.70

Total Return	17.28%	16.32%	12.18%	9.99%	19.55%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$19,012	$12,526	$5,998	$3,539	$113
Ratio of Expenses to Average Net Assets(b)	0.87%	0.87%	0.87%	0.87%	0.87%
Ratio of Net Investment Income to Average Net Assets	1.44%	1.30%	0.73%	(0.53)%	(0.37)%
Portfolio Turnover Rate	21.2%	15.9%	7.5%	44.9%	45.7%

	2007	2006	2005
PRINCIPAL LIFETIME 2050 FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$13.28	$11.70	$10.68
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.12	0.01	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	2.11	1.85	1.29

Total From Investment Operations	2.23	1.86	1.25
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.21)	(0.17)	(0.16)
Distributions from Realized Gains	(0.11)	(0.11)	(0.07)

Total Dividends and Distributions	(0.32)	(0.28)	(0.23)

Net Asset Value, End of Period	$15.19	$13.28	$11.70

Total Return	17.10%	16.14%	11.82%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$4,967	$1,713	$173
Ratio of Expenses to Average Net Assets(b)	1.00%	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets	0.87%	0.04%	(0.32)%
Portfolio Turnover Rate	21.2%	15.9%	7.5%

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2050 FUND
Preferred shares
Net Asset Value, Beginning of Period	$13.35	$11.76	$10.66	$9.73	$8.14
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.20	0.18	0.13	0.09	—
Net Realized and Unrealized Gain (Loss) on Investments	2.13	1.77	1.21	0.93	1.64

Total From Investment Operations	2.33	1.95	1.34	1.02	1.64
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.29)	(0.25)	(0.17)	(0.09)	(0.05)
Distributions from Realized Gains	(0.11)	(0.11)	(0.07)	—	—

Total Dividends and Distributions	(0.40)	(0.36)	(0.24)	(0.09)	(0.05)

Net Asset Value, End of Period	$15.28	$13.35	$11.76	$10.66	$9.73

Total Return	17.89%	16.87%	12.67%	10.49%	20.22%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$36,041	$12,922	$3,731	$931	$810
Ratio of Expenses to Average Net Assets(b)	0.38%	0.38%	0.38%	0.38%	0.38%
Ratio of Net Investment Income to Average Net Assets	1.42%	1.44%	1.14%	0.83%	(0.02)%
Portfolio Turnover Rate	21.2%	15.9%	7.5%	44.9%	45.7%

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2050 FUND
Select shares
Net Asset Value, Beginning of Period	$13.33	$11.74	$10.65	$9.72	$8.13
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.21	0.13	0.02	0.01	0.02
Net Realized and Unrealized Gain (Loss) on Investments	2.10	1.80	1.31	0.99	1.61

Total From Investment Operations	2.31	1.93	1.33	1.00	1.63
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.28)	(0.23)	(0.17)	(0.07)	(0.04)
Distributions from Realized Gains	(0.11)	(0.11)	(0.07)	—	—

Total Dividends and Distributions	(0.39)	(0.34)	(0.24)	(0.07)	(0.04)

Net Asset Value, End of Period	$15.25	$13.33	$11.74	$10.65	$9.72

Total Return	17.71%	16.76%	12.57%	10.37%	20.10%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$18,918	$7,836	$1,675	$112	$10
Ratio of Expenses to Average Net Assets(b)	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of Net Investment Income to Average Net Assets	1.52%	1.06%	0.15%	0.09%	0.28%
Portfolio Turnover Rate	21.2%	15.9%	7.5%	44.9%	45.7%

(a)	Calculated based on average shares outstanding during the period.

(b)	Does not include expenses of the investment companies in which the Fund invests.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$12.60	$11.92	$11.68	$10.73	$9.68
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.47	0.40	0.30	0.15	0.12
Net Realized and Unrealized Gain (Loss) on Investments	0.16	0.67	0.31	0.94	1.02

Total From Investment Operations	0.63	1.07	0.61	1.09	1.14
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.38)	(0.27)	(0.24)	(0.14)	(0.08)
Distributions from Realized Gains	(0.06)	(0.12)	(0.13)	—	(0.01)

Total Dividends and Distributions	(0.44)	(0.39)	(0.37)	(0.14)	(0.09)

Net Asset Value, End of Period	$12.79	$12.60	$11.92	$11.68	$10.73

Total Return	5.11%	9.19%	5.24%	10.24%	11.81%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$29,428	$19,341	$11,688	$2,352	$1,068
Ratio of Expenses to Average Net Assets(b)	0.69%	0.69%	0.69%	0.69%	0.69%
Ratio of Net Investment Income to Average Net Assets	3.75%	3.34%	2.43%	1.33%	1.04%
Portfolio Turnover Rate	25.3%	48.9%	43.8%	34.1%	43.9%

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$12.60	$11.90	$11.69	$10.72	$9.67
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.45	0.35	0.28	0.09	0.06
Net Realized and Unrealized Gain (Loss) on Investments	0.16	0.72	0.30	1.00	1.06

Total From Investment Operations	0.61	1.07	0.58	1.09	1.12
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.36)	(0.25)	(0.24)	(0.12)	(0.06)
Distributions from Realized Gains	(0.06)	(0.12)	(0.13)	—	(0.01)

Total Dividends and Distributions	(0.42)	(0.37)	(0.37)	(0.12)	(0.07)

Net Asset Value, End of Period	$12.79	$12.60	$11.90	$11.69	$10.72

Total Return	4.91%	9.17%	4.96%	10.23%	11.63%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$25,462	$20,550	$7,959	$1,686	$242
Ratio of Expenses to Average Net Assets(b)	0.87%	0.87%	0.87%	0.87%	0.87%
Ratio of Net Investment Income to Average Net Assets	3.62%	2.88%	2.30%	0.82%	0.56%
Portfolio Turnover Rate	25.3%	48.9%	43.8%	34.1%	43.9%

	2007	2006	2005
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$12.63	$11.94	$11.75
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.45	0.37	0.26
Net Realized and Unrealized Gain (Loss) on Investments	0.13	0.67	0.29

Total From Investment Operations	0.58	1.04	0.55
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.34)	(0.23)	(0.23)
Distributions from Realized Gains	(0.06)	(0.12)	(0.13)

Total Dividends and Distributions	(0.40)	(0.35)	(0.36)

Net Asset Value, End of Period	$12.81	$12.63	$11.94

Total Return	4.68%	8.91%	4.75%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$4,777	$2,543	$276
Ratio of Expenses to Average Net Assets(b)	1.00%	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets	3.61%	3.01%	2.22%
Portfolio Turnover Rate	25.3%	48.9%	43.8%

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
Preferred shares
Net Asset Value, Beginning of Period	$12.69	$12.00	$11.72	$10.76	$9.70
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.52	0.43	0.36	0.19	0.12
Net Realized and Unrealized Gain (Loss) on Investments	0.16	0.69	0.29	0.94	1.06

Total From Investment Operations	0.68	1.12	0.65	1.13	1.18
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.42)	(0.31)	(0.24)	(0.17)	(0.11)
Distributions from Realized Gains	(0.06)	(0.12)	(0.13)	—	(0.01)

Total Dividends and Distributions	(0.48)	(0.43)	(0.37)	(0.17)	(0.12)

Net Asset Value, End of Period	$12.89	$12.69	$12.00	$11.72	$10.76

Total Return	5.49%	9.56%	5.60%	10.64%	12.25%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$35,806	$19,216	$8,703	$2,312	$1,170
Ratio of Expenses to Average Net Assets(b)	0.38%	0.38%	0.38%	0.38%	0.38%
Ratio of Net Investment Income to Average Net Assets	4.09%	3.51%	3.01%	1.69%	1.07%
Portfolio Turnover Rate	25.3%	48.9%	43.8%	34.1%	43.9%

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
Select shares
Net Asset Value, Beginning of Period	$12.64	$11.95	$11.69	$10.74	$9.69
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.49	0.42	0.34	0.13	0.14
Net Realized and Unrealized Gain (Loss) on Investments	0.17	0.68	0.29	0.98	1.02

Total From Investment Operations	0.66	1.10	0.63	1.11	1.16
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.41)	(0.29)	(0.24)	(0.16)	(0.10)
Distributions from Realized Gains	(0.06)	(0.12)	(0.13)	—	(0.01)

Total Dividends and Distributions	(0.47)	(0.41)	(0.37)	(0.16)	(0.11)

Net Asset Value, End of Period	$12.83	$12.64	$11.95	$11.69	$10.74

Total Return	5.30%	9.46%	5.43%	10.44%	12.02%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$11,742	$4,466	$1,861	$479	$11
Ratio of Expenses to Average Net Assets(b)	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of Net Investment Income to Average Net Assets	3.91%	3.44%	2.84%	1.11%	1.27%
Portfolio Turnover Rate	25.3%	48.9%	43.8%	34.1%	43.9%

(a)	Calculated based on average shares outstanding during the period.

(b)	Does not include expenses of the investment companies in which the Fund invests.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007		2006	2005		2004		2003
REAL ESTATE SECURITIES FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$27.27		$20.23	$18.30		$14.46		$11.09
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.18		0.14	0.31		0.29		0.43
Net Realized and Unrealized Gain (Loss) on Investments	(0.62)		7.72	3.16		4.00		3.22

Total From Investment Operations	(0.44)		7.86	3.47		4.29		3.65
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.09)		(0.20)	(0.49)		(0.31)		(0.28)
Distributions from Realized Gains	(2.07)		(0.62)	(1.05)		(0.14)		—

Total Dividends and Distributions	(2.16)		(0.82)	(1.54)		(0.45)		(0.28)

Net Asset Value, End of Period	$24.67		$27.27	$20.23		$18.30		$14.46

Total Return	(2.06)%		40.07%	19.77%		30.40%		33.61%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$42,136		$58,101	$32,336		$24,621		$7,552
Ratio of Expenses to Average Net Assets	1.40%		1.41%	1.42%		1.42%		1.42%
Ratio of Gross Expenses to Average Net Assets	—%		—%	—%		1.42	%(b)	—%
Ratio of Net Investment Income to Average Net Assets	0.73%		0.59%	1.64%		1.83%		3.41%
Portfolio Turnover Rate	77.8	%(c)	37.8%	26.7	%(d)	67.9%		35.4%

	2007		2006	2005		2004		2003
REAL ESTATE SECURITIES FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$27.00		$20.05	$18.15		$14.34		$11.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.14		0.09	0.28		0.28		0.42
Net Realized and Unrealized Gain (Loss) on Investments	(0.61)		7.64	3.13		3.95		3.18

Total From Investment Operations	(0.47)		7.73	3.41		4.23		3.60
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.07)		(0.16)	(0.46)		(0.28)		(0.26)
Distributions from Realized Gains	(2.07)		(0.62)	(1.05)		(0.14)		—

Total Dividends and Distributions	(2.14)		(0.78)	(1.51)		(0.42)		(0.26)

Net Asset Value, End of Period	$24.39		$27.00	$20.05		$18.15		$14.34

Total Return	(2.23)%		39.79%	19.60%		30.21%		33.38%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$22,550		$35,260	$18,934		$12,660		$4,603
Ratio of Expenses to Average Net Assets	1.58%		1.59%	1.60%		1.60%		1.60%
Ratio of Gross Expenses to Average Net Assets	—%		—%	—%		1.60	%(b)	—%
Ratio of Net Investment Income to Average Net Assets	0.58%		0.40%	1.46%		1.78%		3.28%
Portfolio Turnover Rate	77.8	%(c)	37.8%	26.7	%(d)	67.9%		35.4%

	2007		2006	2005
REAL ESTATE SECURITIES FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$27.47		$20.39	$18.64
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.05		0.06	0.33
Net Realized and Unrealized Gain (Loss) on Investments	(0.57)		7.78	2.91

Total From Investment Operations	(0.52)		7.84	3.24
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.06)		(0.14)	(0.44)
Distributions from Realized Gains	(2.07)		(0.62)	(1.05)

Total Dividends and Distributions	(2.13)		(0.76)	(1.49)

Net Asset Value, End of Period	$24.82		$27.47	$20.39

Total Return	(2.38)%		39.62%	18.13%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,842		$2,908	$406
Ratio of Expenses to Average Net Assets	1.71%		1.72%	1.73%
Ratio of Net Investment Income to Average Net Assets	0.22%		0.25%	1.66%
Portfolio Turnover Rate	77.8	%(c)	37.8%	26.7	%(d)

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007		2006	2005		2004		2003
REAL ESTATE SECURITIES FUND
Preferred shares
Net Asset Value, Beginning of Period	$27.16		$20.13	$18.21		$14.39		$11.03
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.26		0.21	0.37		0.36		0.46
Net Realized and Unrealized Gain (Loss) on Investments	(0.62)		7.69	3.14		3.96		3.21

Total From Investment Operations	(0.36)		7.90	3.51		4.32		3.67
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.17)		(0.25)	(0.54)		(0.36)		(0.31)
Distributions from Realized Gains	(2.07)		(0.62)	(1.05)		(0.14)		—

Total Dividends and Distributions	(2.24)		(0.87)	(1.59)		(0.50)		(0.31)

Net Asset Value, End of Period	$24.56		$27.16	$20.13		$18.21		$14.39

Total Return	(1.76)%		40.54%	20.13%		30.82%		34.12%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$74,228		$102,031	$54,932		$30,865		$19,221
Ratio of Expenses to Average Net Assets	1.09%		1.10%	1.11%		1.10%		1.11%
Ratio of Gross Expenses to Average Net Assets	—%		—%	—%		1.11	%(b)	—%
Ratio of Net Investment Income to Average Net Assets	1.05%		0.92%	1.95%		2.28%		3.69%
Portfolio Turnover Rate	77.8	%(c)	37.8%	26.7	%(d)	67.9%		35.4%

	2007		2006	2005		2004		2003
REAL ESTATE SECURITIES FUND
Select shares
Net Asset Value, Beginning of Period	$27.14		$20.13	$18.21		$14.38		$11.04
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.21		0.19	0.35		0.33		0.41
Net Realized and Unrealized Gain (Loss) on Investments	(0.60)		7.67	3.14		3.98		3.23

Total From Investment Operations	(0.39)		7.86	3.49		4.31		3.64
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.14)		(0.23)	(0.52)		(0.34)		(0.30)
Distributions from Realized Gains	(2.07)		(0.62)	(1.05)		(0.14)		—

Total Dividends and Distributions	(2.21)		(0.85)	(1.57)		(0.48)		(0.30)

Net Asset Value, End of Period	$24.54		$27.14	$20.13		$18.21		$14.38

Total Return	(1.88)%		40.32%	20.01%		30.75%		33.74%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$16,259		$17,216	$7,336		$1,395		$264
Ratio of Expenses to Average Net Assets	1.21%		1.22%	1.23%		1.23%		1.23%
Ratio of Gross Expenses to Average Net Assets	—%		—%	—%		1.23	%(b)	—%
Ratio of Net Investment Income to Average Net Assets	0.86%		0.83%	1.84%		2.05%		3.53%
Portfolio Turnover Rate	77.8	%(c)	37.8%	26.7	%(d)	67.9%		35.4%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without commission rebates.

(c)	Portfolio turnover rate excludes portfolio realignment fromt the acquisition of WM REIT Fund.

(d)	Portfolio turnover rate excludes approximately $101,379,000 of securities from the acquisition of Principal Real Estate Securities Fund, Inc.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007(a)
SAM BALANCED PORTFOLIO
Advisors Preferred shares
Net Asset Value, Beginning of Period	$14.69
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.19
Net Realized and Unrealized Gain (Loss) on Investments	1.30

Total From Investment Operations	1.49
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.15)

Total Dividends and Distributions	(0.15)

Net Asset Value, End of Period	$16.03

Total Return	10.21	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,181
Ratio of Expenses to Average Net Assets(d)	0.88	%(e)
Ratio of Net Investment Income to Average Net Assets	1.50	%(e)
Portfolio Turnover Rate	14.6	%(e)

	2007(a)
SAM BALANCED PORTFOLIO
Advisors Select shares
Net Asset Value, Beginning of Period	$14.69
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.12
Net Realized and Unrealized Gain (Loss) on Investments	1.35

Total From Investment Operations	1.47
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.13)

Total Dividends and Distributions	(0.13)

Net Asset Value, End of Period	$16.03

Total Return	10.06	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$17
Ratio of Expenses to Average Net Assets(d)	1.06	%(e)
Ratio of Net Investment Income to Average Net Assets	1.02	%(e)
Portfolio Turnover Rate	14.6	%(e)

	2007(a)
SAM BALANCED PORTFOLIO
Advisors Signature shares
Net Asset Value, Beginning of Period	$14.69
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.11
Net Realized and Unrealized Gain (Loss) on Investments	1.35

Total From Investment Operations	1.46
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.12)

Total Dividends and Distributions	(0.12)

Net Asset Value, End of Period	$16.03

Total Return	9.95	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$17
Ratio of Expenses to Average Net Assets(d)	1.19	%(e)
Ratio of Net Investment Income to Average Net Assets	0.92	%(e)
Portfolio Turnover Rate	14.6	%(e)

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007(a)
SAM BALANCED PORTFOLIO
Preferred shares
Net Asset Value, Beginning of Period	$14.69
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.18
Net Realized and Unrealized Gain (Loss) on Investments	1.35

Total From Investment Operations	1.53
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.19)

Total Dividends and Distributions	(0.19)

Net Asset Value, End of Period	$16.03

Total Return	10.47	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$11
Ratio of Expenses to Average Net Assets(d)	0.57	%(e)
Ratio of Net Investment Income to Average Net Assets	1.54	%(e)
Portfolio Turnover Rate	14.6	%(e)

	2007(a)
SAM BALANCED PORTFOLIO
Select shares
Net Asset Value, Beginning of Period	$14.69
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.20
Net Realized and Unrealized Gain (Loss) on Investments	1.32

Total From Investment Operations	1.52
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.17)

Total Dividends and Distributions	(0.17)

Net Asset Value, End of Period	$16.04

Total Return	10.43	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,497
Ratio of Expenses to Average Net Assets(d)	0.69	%(e)
Ratio of Net Investment Income to Average Net Assets	1.61	%(e)
Portfolio Turnover Rate	14.6	%(e)

(a)	Period from January 17 2007, date operations commenced, through October 31, 2007. Advisors Preferred, Advisors Select, Advisors Signature, Preferred, and Select classes of shares each incurred a net realized and unrealized gain of $.02 per share from January 10, 2007, through January 16, 2007.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return amounts have not been annualized.

(d)	Does not include expenses of the investment companies in which the Portfolio invests.

(e)	Computed on an annualized basis.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007(a)
SAM CONSERVATIVE BALANCED PORTFOLIO
Advisors Preferred shares
Net Asset Value, Beginning of Period	$11.17
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.23
Net Realized and Unrealized Gain (Loss) on Investments	0.66

Total From Investment Operations	0.89
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.19)

Total Dividends and Distributions	(0.19)

Net Asset Value, End of Period	$11.87

Total Return	8.06	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$692
Ratio of Expenses to Average Net Assets(d)	0.88	%(e)
Ratio of Net Investment Income to Average Net Assets	2.51	%(e)
Portfolio Turnover Rate	12.7	%(e)

	2007(a)
SAM CONSERVATIVE BALANCED PORTFOLIO
Advisors Select shares
Net Asset Value, Beginning of Period	$11.17
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.19
Net Realized and Unrealized Gain (Loss) on Investments	0.68

Total From Investment Operations	0.87
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.18)

Total Dividends and Distributions	(0.18)

Net Asset Value, End of Period	$11.86

Total Return	7.82	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$24
Ratio of Expenses to Average Net Assets(d)	1.06	%(e)
Ratio of Net Investment Income to Average Net Assets	2.10	%(e)
Portfolio Turnover Rate	12.7	%(e)

	2007(a)
SAM CONSERVATIVE BALANCED PORTFOLIO
Advisors Signature shares
Net Asset Value, Beginning of Period	$11.17
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.18
Net Realized and Unrealized Gain (Loss) on Investments	0.67

Total From Investment Operations	0.85
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.16)

Total Dividends and Distributions	(0.16)

Net Asset Value, End of Period	$11.86

Total Return	7.71	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$11
Ratio of Expenses to Average Net Assets(d)	1.19	%(e)
Ratio of Net Investment Income to Average Net Assets	1.99	%(e)
Portfolio Turnover Rate	12.7	%(e)

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007(a)
SAM CONSERVATIVE BALANCED PORTFOLIO
Preferred shares
Net Asset Value, Beginning of Period	$11.17
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.24
Net Realized and Unrealized Gain (Loss) on Investments	0.67

Total From Investment Operations	0.91
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.22)

Total Dividends and Distributions	(0.22)

Net Asset Value, End of Period	$11.86

Total Return	8.23	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$11
Ratio of Expenses to Average Net Assets(d)	0.57	%(e)
Ratio of Net Investment Income to Average Net Assets	2.62	%(e)
Portfolio Turnover Rate	12.7	%(e)

	2007(a)
SAM CONSERVATIVE BALANCED PORTFOLIO
Select shares
Net Asset Value, Beginning of Period	$11.17
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.24
Net Realized and Unrealized Gain (Loss) on Investments	0.66

Total From Investment Operations	0.90
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.21)

Total Dividends and Distributions	(0.21)

Net Asset Value, End of Period	$11.86

Total Return	8.12	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$349
Ratio of Expenses to Average Net Assets(d)	0.69	%(e)
Ratio of Net Investment Income to Average Net Assets	2.64	%(e)
Portfolio Turnover Rate	12.7	%(e)

(a)	Period from January 17, 2007, date operations commenced, through October 31, 2007. Advisors Preferred, Advisors Select, Advisors Signature, Preferred, and Select classes of shares each incurred a net realized and unrealized gain of $.01 per share from January 10, 2007, through January 16, 2007.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return amounts have not been annualized.

(d)	Does not include expenses of the investment companies in which the Portfolio invests.

(e)	Computed on an annualized basis.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007(a)
SAM CONSERVATIVE GROWTH PORTFOLIO
Advisors Preferred shares
Net Asset Value, Beginning of Period	$16.75
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.08
Net Realized and Unrealized Gain (Loss) on Investments	1.94

Total From Investment Operations	2.02

Net Asset Value, End of Period	$18.77

Total Return	12.06	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$721
Ratio of Expenses to Average Net Assets(d)	0.88	%(e)
Ratio of Net Investment Income to Average Net Assets	0.58	%(e)
Portfolio Turnover Rate	16.2	%(e)

	2007(a)
SAM CONSERVATIVE GROWTH PORTFOLIO
Advisors Select shares
Net Asset Value, Beginning of Period	$16.75
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	—
Net Realized and Unrealized Gain (Loss) on Investments	1.99

Total From Investment Operations	1.99

Net Asset Value, End of Period	$18.74

Total Return	11.88	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$30
Ratio of Expenses to Average Net Assets(d)	1.06	(e)
Ratio of Net Investment Income to Average Net Assets	0.00	%(e)
Portfolio Turnover Rate	16.2	%(e)

	2007(a)
SAM CONSERVATIVE GROWTH PORTFOLIO
Advisors Signature shares
Net Asset Value, Beginning of Period	$16.75
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	1.98

Total From Investment Operations	1.97

Net Asset Value, End of Period	$18.72

Total Return	11.76	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$24
Ratio of Expenses to Average Net Assets(d)	1.19	%(e)
Ratio of Net Investment Income to Average Net Assets	(0.05	)%(e)
Portfolio Turnover Rate	16.2	%(e)

	2007(a)
SAM CONSERVATIVE GROWTH PORTFOLIO
Preferred shares
Net Asset Value, Beginning of Period	$16.75
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.08
Net Realized and Unrealized Gain (Loss) on Investments	1.98

Total From Investment Operations	2.06

Net Asset Value, End of Period	$18.81

Total Return	12.30	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$15
Ratio of Expenses to Average Net Assets(d).	0.57	%(e)
Ratio of Net Investment Income to Average Net Assets	0.56	%(e)
Portfolio Turnover Rate	16.2	%(e)

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007(a)
SAM CONSERVATIVE GROWTH PORTFOLIO
Select shares
Net Asset Value, Beginning of Period	$16.75
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.10
Net Realized and Unrealized Gain (Loss) on Investments	1.94

Total From Investment Operations	2.04

Net Asset Value, End of Period	$18.79

Total Return	12.18	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,040
Ratio of Expenses to Average Net Assets(d)	0.69	%(e)
Ratio of Net Investment Income to Average Net Assets	0.68	%(e)
Portfolio Turnover Rate	16.2	%(e)

(a)	Period from January 17, 2007, date operations commenced, through October 31, 2007. Advisors Preferred, Advisors Select, Advisors Signature, Preferred, and Select classes of shares each incurred a net realized and unrealized gain of $.03 per share from January 10, 2007, through January 16, 2007.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return amounts have not been annualized.

(d)	Does not include expenses of the investment companies in which the Portfolio invests.

(e)	Computed on an annualized basis.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007(a)
SAM FLEXIBLE INCOME PORTFOLIO
Advisors Preferred shares
Net Asset Value, Beginning of Period	$11.58
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.31

Net Realized and Unrealized Gain (Loss) on Investments	0.29
Total From Investment Operations	0.60
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.28)

Total Dividends and Distributions	(0.28)

Net Asset Value, End of Period	$11.90

Total Return	5.30	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$302
Ratio of Expenses to Average Net Assets(d)	0.88	%(e)
Ratio of Net Investment Income to Average Net Assets	3.37	%(e)
Portfolio Turnover Rate	9.7	%(e)

	2007(a)
SAM FLEXIBLE INCOME PORTFOLIO
Advisors Select shares
Net Asset Value, Beginning of Period	$11.58
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.28
Net Realized and Unrealized Gain (Loss) on Investments	0.31

Total From Investment Operations	0.59
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.27)

Total Dividends and Distributions	(0.27)

Net Asset Value, End of Period	$11.90

Total Return	5.16	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$101
Ratio of Expenses to Average Net Assets(d)	1.06	%(e)
Ratio of Net Investment Income to Average Net Assets	3.02	%(e)
Portfolio Turnover Rate	9.7	%(e)

	2007(a)
SAM FLEXIBLE INCOME PORTFOLIO
Advisors Signature shares
Net Asset Value, Beginning of Period	$11.58
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.27
Net Realized and Unrealized Gain (Loss) on Investments	0.30

Total From Investment Operations	0.57
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.26)

Total Dividends and Distributions	(0.26)

Net Asset Value, End of Period	$11.89

Total Return	4.97	%(c)
Ratio/Supplemental Data:

Net Assets, End of Period (in thousands)	$10
Ratio of Expenses to Average Net Assets(d)	1.19	%(e)
Ratio of Net Investment Income to Average Net Assets	2.94	%(e)
Portfolio Turnover Rate	9.7	%(e)

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007(a)
SAM FLEXIBLE INCOME PORTFOLIO
Preferred shares
Net Asset Value, Beginning of Period	$11.58
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.33
Net Realized and Unrealized Gain (Loss) on Investments	0.29

Total From Investment Operations	0.62
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.31)

Total Dividends and Distributions	(0.31)

Net Asset Value, End of Period	$11.89

Total Return	5.46	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$11
Ratio of Expenses to Average Net Assets(d)	0.57	%(e)
Ratio of Net Investment Income to Average Net Assets	3.59	%(e)
Portfolio Turnover Rate	9.7	%(e)

	2007(a)
SAM FLEXIBLE INCOME PORTFOLIO
Select shares
Net Asset Value, Beginning of Period	$11.58
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.33
Net Realized and Unrealized Gain (Loss) on Investments	0.28

Total From Investment Operations	0.61
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.30)

Total Dividends and Distributions	(0.30)

Net Asset Value, End of Period	$11.89

Total Return	5.36	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$377
Ratio of Expenses to Average Net Assets(d)	0.69	%(e)
Ratio of Net Investment Income to Average Net Assets	3.55	%(e)
Portfolio Turnover Rate	9.7	%(e)

(a)	Period from January 17, 2007, date operations commenced, through October 31, 2007. Advisors Preferred, Advisors Select, Advisors Signature, Preferred, and Select classes of shares each incurred a net realized and unrealized gain of $.01 per share from January 10, 2007, through January 16, 2007.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return amounts have not been annualized.

(d)	Does not include expenses of the investment companies in which the Portfolio invests.

(e)	Computed on an annualized basis.

Financial Highlights
 Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007(a)
SAM STRATEGIC GROWTH PORTFOLIO
Advisors Preferred shares
Net Asset Value, Beginning of Period	$18.54
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.02
Net Realized and Unrealized Gain (Loss) on Investments	2.39

Total From Investment Operations	2.41

Net Asset Value, End of Period	$20.95

Total Return	13.00	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$780
Ratio of Expenses to Average Net Assets(d)	0.88	%(e)
Ratio of Net Investment Income to Average Net Assets	0.15	%(e)
Portfolio Turnover Rate	15.7	%(e)

	2007(a)
SAM STRATEGIC GROWTH PORTFOLIO
Advisors Select shares
Net Asset Value, Beginning of Period	$18.54
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.08)
Net Realized and Unrealized Gain (Loss) on Investments	2.46

Total From Investment Operations	2.38

Net Asset Value, End of Period	$20.92

Total Return	12.84	%(c)

Net Assets, End of Period (in thousands)	$45
Ratio of Expenses to Average Net Assets(d)	1.06	%(e)
Ratio of Net Investment Income to Average Net Assets	(0.50	)%(e)
Portfolio Turnover Rate	15.7	%(e)

	2007(a)
SAM STRATEGIC GROWTH PORTFOLIO
Advisors Signature shares
Net Asset Value, Beginning of Period	$18.54
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.07)
Net Realized and Unrealized Gain (Loss) on Investments	2.43

Total From Investment Operations	2.36

Net Asset Value, End of Period	$20.90

Total Return	12.73	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$44
Ratio of Expenses to Average Net Assets(d)	1.19	%(e)
Ratio of Net Investment Income to Average Net Assets	(0.48	)%(e)
Portfolio Turnover Rate	15.7	%(e)

	2007(a)
SAM STRATEGIC GROWTH PORTFOLIO
Preferred shares
Net Asset Value, Beginning of Period	$18.54
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.01
Net Realized and Unrealized Gain (Loss) on Investments	2.45

Total From Investment Operations	2.46

Net Asset Value, End of Period	$21.00

Total Return	13.27	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$11
Ratio of Expenses to Average Net Assets(d)	0.57	%(e)
Ratio of Net Investment Income to Average Net Assets	0.10	%(e)
Portfolio Turnover Rate	15.7	%(e)

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007(a)
SAM STRATEGIC GROWTH PORTFOLIO
Select shares
Net Asset Value, Beginning of Period	$18.54
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.04
Net Realized and Unrealized Gain (Loss) on Investments	2.40

Total From Investment Operations	2.44

Net Asset Value, End of Period	$20.98

Total Return	13.16	%(c)
Ratio/Supplemental Data:

Net Assets, End of Period (in thousands)	$1,305
Ratio of Expenses to Average Net Assets(d)	0.69	%(e)
Ratio of Net Investment Income to Average Net Assets	0.22	%(e)
Portfolio Turnover Rate	15.7	%(e)

(a)	Period from January 17, 2007, date operations commenced, through October 31, 2007. Advisors Preferred, Advisors Select, Advisors Signature, Preferred, and Select classes of shares each incurred a net realized and unrealized gain of $.03 per share from January 10, 2007, through January 16, 2007.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return amounts have not been annualized.

(d)	Does not include expenses of the investment companies in which the Portfolio invests.

(e)	Computed on an annualized basis.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004	2003
SHORT-TERM BOND FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$9.98	$10.02	$10.28		$10.39	$10.40
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.45	0.39	0.29		0.24	0.29
Net Realized and Unrealized Gain (Loss) on Investments	(0.11)	—	(0.23)		(0.05)	0.02

Total From Investment Operations	0.34	0.39	0.06		0.19	0.31
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.47)	(0.43)	(0.32)		(0.26)	(0.32)
Distributions from Realized Gains	—	—	—		(0.04)	—

Total Dividends and Distributions	(0.47)	(0.43)	(0.32)		(0.30)	(0.32)

Net Asset Value, End of Period	$9.85	$9.98	$10.02		$10.28	$10.39

Total Return	3.44%	3.99%	0.58%		1.87%	3.02%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$21,024	$2,217	$1,950		$959	$809
Ratio of Expenses to Average Net Assets	0.97%	1.20%	1.11%		0.97%	0.97%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(b)	N/A	0.97%	0.97%		N/A	N/A
Ratio of Net Investment Income to Average Net Assets	4.50%	3.88%	2.87%		2.29%	2.89%
Portfolio Turnover Rate	42.8%	49.1%	110.8	%(c)	61.5%	72.3%

	2007	2006	2005		2004	2003
SHORT-TERM BOND FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$9.90	$9.94	$10.20		$10.36	$10.38
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.42	0.37	0.27		0.23	0.28
Net Realized and Unrealized Gain (Loss) on Investments	(0.05)	—	(0.23)		(0.10)	—

Total From Investment Operations	0.37	0.37	0.04		0.13	0.28
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.45)	(0.41)	(0.30)		(0.25)	(0.30)
Distributions from Realized Gains	—	—	—		(0.04)	—

Total Dividends and Distributions	(0.45)	(0.41)	(0.30)		(0.29)	(0.30)

Net Asset Value, End of Period	$9.82	$9.90	$9.94		$10.20	$10.36

Total Return	3.83%	3.84%	0.41%		1.20%	2.75%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$82	$77	$131		$89	$292
Ratio of Expenses to Average Net Assets	1.15%	1.38%	1.29%		1.15%	1.15%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(b)	N/A	1.15%	1.15%		N/A	N/A
Ratio of Net Investment Income to Average Net Assets	4.29%	3.70%	2.67%		2.18%	2.60%
Portfolio Turnover Rate	42.8%	49.1%	110.8	%(c)	61.5%	72.3%

	2007	2006	2005
SHORT-TERM BOND FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$9.93	$9.96	$10.22
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.41	0.36	0.25
Net Realized and Unrealized Gain (Loss) on Investments	(0.11)	0.01	(0.22)

Total From Investment Operations	0.30	0.37	0.03
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.44)	(0.40)	(0.29)

Total Dividends and Distributions	(0.44)	(0.40)	(0.29)

Net Asset Value, End of Period	$9.79	$9.93	$9.96

Total Return	3.06%	3.80%	0.28%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$156	$72	$10
Ratio of Expenses to Average Net Assets	1.28%	1.49%	1.43%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(b)	N/A	1.28%	1.28%
Ratio of Net Investment Income to Average Net Assets	4.17%	3.61%	2.48%
Portfolio Turnover Rate	42.8%	49.1%	110.8	%(c)

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004	2003
SHORT-TERM BOND FUND
Preferred shares
Net Asset Value, Beginning of Period	$9.92	$9.96	$10.22		$10.37	$10.39
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.47	0.42	0.32		0.28	0.33
Net Realized and Unrealized Gain (Loss) on Investments	(0.12)	—	(0.23)		(0.09)	—

Total From Investment Operations	0.35	0.42	0.09		0.19	0.33
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.50)	(0.46)	(0.35)		(0.30)	(0.35)
Distributions from Realized Gains	—	—	—		(0.04)	—

Total Dividends and Distributions	(0.50)	(0.46)	(0.35)		(0.34)	(0.35)

Net Asset Value, End of Period	$9.77	$9.92	$9.96		$10.22	$10.37

Total Return	3.57%	4.35%	0.90%		1.80%	3.25%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,591	$6,028	$6,242		$5,387	$3,352
Ratio of Expenses to Average Net Assets	0.66%	0.89%	0.79%		0.66%	0.66%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(b)	N/A	0.66%	0.66%		N/A	N/A
Ratio of Net Investment Income to Average Net Assets	4.78%	4.18%	3.13%		2.67%	3.19%
Portfolio Turnover Rate	42.8%	49.1%	110.8	%(c)	61.5%	72.3%

	2007	2006	2005		2004	2003
SHORT-TERM BOND FUND
Select shares
Net Asset Value, Beginning of Period	$9.85	$9.89	$10.14		$10.29	$10.31
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.46	0.40	0.32		0.26	0.32
Net Realized and Unrealized Gain (Loss) on Investments	(0.11)	0.01	(0.23)		(0.09)	—

Total From Investment Operations	0.35	0.41	0.09		0.17	0.32
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.49)	(0.45)	(0.34)		(0.28)	(0.34)
Distributions from Realized Gains	—	—	—		(0.04)	—

Total Dividends and Distributions	(0.49)	(0.45)	(0.34)		(0.32)	(0.34)

Net Asset Value, End of Period	$9.71	$9.85	$9.89		$10.14	$10.29

Total Return	3.58%	4.25%	0.89%		1.69%	3.15%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,286	$853	$745		$11	$11
Ratio of Expenses to Average Net Assets	0.78%	1.01%	0.94%		0.78%	0.78%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(b)	N/A	0.78%	0.78%		N/A	N/A
Ratio of Net Investment Income to Average Net Assets	4.68%	4.08%	3.22%		2.54%	3.08%
Portfolio Turnover Rate	42.8%	49.1%	110.8	%(c)	61.5%	72.3%

(a)	Calculated based on average shares outstanding during the period.

(b)	Excludes interest expense paid on borrowings through reverse repurchase agreements. See “Operating Policies” in notes to financial statements.

(c)	Portfolio turnover rate excludes approximately $117,013,000 of securities from the acquisition of Principal Limited Term Bond Fund, Inc.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004		2003
SMALLCAP BLEND FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$17.21	$15.85	$14.36		$13.26		$9.70
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.03)	(0.02)	(0.04)		(0.01)		(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	2.08	2.32	2.38		1.14		3.57

Total From Investment Operations	2.05	2.30	2.34		1.13		3.56
Less Dividends and Distributions:
Distributions from Realized Gains	(1.40)	(0.94)	(0.85)		(0.03)		—

Total Dividends and Distributions	(1.40)	(0.94)	(0.85)		(0.03)		—

Net Asset Value, End of Period	$17.86	$17.21	$15.85		$14.36		$13.26

Total Return	12.55%	14.99%	16.71%		8.53%		36.70%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,930	$2,285	$682		$2,563		$1,777
Ratio of Expenses to Average Net Assets	1.32%	1.32%	1.32%		1.32%		1.32%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.32	%(b)	1.32	%(b)
Ratio of Net Investment Income to Average Net Assets	(0.17)%	(0.09)%	(0.27)%		(0.09)%		(0.09)%
Portfolio Turnover Rate	60.9%	103.0%	137.4	%(c)	98.5%		113.2%

	2007	2006	2005		2004		2003
SMALLCAP BLEND FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$17.06	$15.74	$14.29		$13.23		$9.69
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.06)	(0.04)	(0.06)		(0.04)		(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	2.07	2.30	2.36		1.13		3.57

Total From Investment Operations	2.01	2.26	2.30		1.09		3.54
Less Dividends and Distributions:
Distributions from Realized Gains	(1.40)	(0.94)	(0.85)		(0.03)		—

Total Dividends and Distributions	(1.40)	(0.94)	(0.85)		(0.03)		—

Net Asset Value, End of Period	$17.67	$17.06	$15.74		$14.29		$13.23

Total Return	12.42%	14.83%	16.50%		8.24%		36.53%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,626	$2,490	$2,057		$1,568		$254
Ratio of Expenses to Average Net Assets	1.50%	1.50%	1.50%		1.50%		1.50%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.50	%(b)	1.50	%(b)
Ratio of Net Investment Income to Average Net Assets	(0.35)%	(0.25)%	(0.42)%		(0.31)%		(0.29)%
Portfolio Turnover Rate	60.9%	103.0%	137.4	%(c)	98.5%		113.2%

	2007	2006	2005
SMALLCAP BLEND FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$17.13	$15.82	$14.44
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.08)	(0.07)	(0.08)
Net Realized and Unrealized Gain (Loss) on Investments	2.07	2.32	2.31

Total From Investment Operations	1.99	2.25	2.23
Less Dividends and Distributions:
Distributions from Realized Gains	(1.40)	(0.94)	(0.85)

Total Dividends and Distributions	(1.40)	(0.94)	(0.85)

Net Asset Value, End of Period	$17.72	$17.13	$15.82

Total Return	12.24%	14.69%	15.84%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$414	$187	$11
Ratio of Expenses to Average Net Assets	1.63%	1.63%	1.63%
Ratio of Net Investment Income to Average Net Assets	(0.47)%	(0.41)%	(0.55)%
Portfolio Turnover Rate	60.9%	103.0%	137.4	%(c)

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004		2003
SMALLCAP BLEND FUND
Preferred shares
Net Asset Value, Beginning of Period	$17.54	$16.08	$14.51		$13.36		$9.74
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.02	0.04	0.01		0.03		0.01
Net Realized and Unrealized Gain (Loss) on Investments	2.12	2.36	2.41		1.15		3.61

Total From Investment Operations	2.14	2.40	2.42		1.18		3.62
Less Dividends and Distributions:
Distributions from Realized Gains	(1.40)	(0.94)	(0.85)		(0.03)		—

Total Dividends and Distributions	(1.40)	(0.94)	(0.85)		(0.03)		—

Net Asset Value, End of Period	$18.28	$17.54	$16.08		$14.51		$13.36

Total Return	12.85%	15.42%	17.11%		8.84%		37.17%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,584	$7,084	$5,773		$5,456		$5,163
Ratio of Expenses to Average Net Assets	1.01%	1.01%	1.01%		1.01%		1.01%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.01	%(b)	1.01	%(b)
Ratio of Net Investment Income to Average Net Assets	0.14%	0.24%	0.07%		0.22%		0.06%
Portfolio Turnover Rate	60.9%	103.0%	137.4	%(c)	98.5%		113.2%

	2007	2006	2005		2004		2003
SMALLCAP BLEND FUND
Select shares
Net Asset Value, Beginning of Period	$17.42	$15.93	$14.40		$13.28		$9.69
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	—	0.01	(0.01)		0.01		0.01
Net Realized and Unrealized Gain (Loss) on Investments	2.12	2.42	2.39		1.14		3.58

Total From Investment Operations	2.12	2.43	2.38		1.15		3.59
Less Dividends and Distributions:
Distributions from Realized Gains	(1.40)	(0.94)	(0.85)		(0.03)		—

Total Dividends and Distributions	(1.40)	(0.94)	(0.85)		(0.03)		—

Net Asset Value, End of Period	$18.14	$17.42	$15.93		$14.40		$13.28

Total Return	12.82%	15.77%	16.96%		8.66%		37.05%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,141	$1,452	$28		$16		$14
Ratio of Expenses to Average Net Assets	1.13%	1.13%	1.13%		1.13%		1.13%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.13	%(b)	1.13	%(b)
Ratio of Net Investment Income to Average Net Assets	0.02%	0.05%	(0.05)%		0.10%		0.10%
Portfolio Turnover Rate	60.9%	103.0%	137.4	%(c)	98.5%		113.2%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without commission rebates.

(c)	Portfolio turnover rate excludes approximately $118,621,000 of securities from the acquisition of Principal SmallCap Fund, Inc. and $60,235,000 from portfolio realignment.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007		2006	2005	2004		2003
SMALLCAP GROWTH FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$8.92		$8.29	$7.89	$7.62		$5.03
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.07)		(0.06)	(0.06)	(0.06)		(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	1.71		1.19	0.86	0.33		2.63

Total From Investment Operations	1.64		1.13	0.80	0.27		2.59
Less Dividends and Distributions:
Distributions from Realized Gains	(0.38)		(0.50)	(0.40)	—		—

Total Dividends and Distributions	(0.38)		(0.50)	(0.40)	—		—

Net Asset Value, End of Period	$10.18		$8.92	$8.29	$7.89		$7.62

Total Return	19.05%		13.97%	10.15%	3.54%		51.49%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,862		$71	$19	$12		$954
Ratio of Expenses to Average Net Assets	1.32%		1.32%	1.32%	1.27%		1.32%
Ratio of Gross Expenses to Average Net Assets	—%		—%	—%	1.32	%(b)	—%
Ratio of Net Investment Income to Average Net Assets	(0.70)%		(0.65)%	(0.69)%	(0.80)%		(0.67)%
Portfolio Turnover Rate	70.0	%(c)	109.9%	181.7%	194.9%		270.1%

	2007		2006	2005	2004		2003
SMALLCAP GROWTH FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$8.84		$8.23	$7.85	$7.60		$5.03
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.08)		(0.07)	(0.07)	(0.08)		(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	1.69		1.18	0.85	0.33		2.62

Total From Investment Operations	1.61		1.11	0.78	0.25		2.57
Less Dividends and Distributions:
Distributions from Realized Gains	(0.38)		(0.50)	(0.40)	—		—

Total Dividends and Distributions	(0.38)		(0.50)	(0.40)	—		—

Net Asset Value, End of Period	$10.07		$8.84	$8.23	$7.85		$7.60

Total Return	18.87%		13.82%	9.94%	3.29%		51.09%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$848		$574	$83	$82		$985
Ratio of Expenses to Average Net Assets	1.50%		1.50%	1.50%	1.45%		1.50%
Ratio of Gross Expenses to Average Net Assets	—%		—%	—%	1.50	%(b)	—%
Ratio of Net Investment Income to Average Net Assets	(0.83)%		(0.80)%	(0.88)%	(0.97)%		(0.85)%
Portfolio Turnover Rate	70.0	%(c)	109.9%	181.7%	194.9%		270.1%

	2007		2006	2005
SMALLCAP GROWTH FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$8.73		$8.15	$7.82
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.09)		(0.08)	(0.08)
Net Realized and Unrealized Gain (Loss) on Investments	1.67		1.16	0.81

Total From Investment Operations	1.58		1.08	0.73
Less Dividends and Distributions:
Distributions from Realized Gains	(0.38)		(0.50)	(0.40)

Total Dividends and Distributions	(0.38)		(0.50)	(0.40)

Net Asset Value, End of Period	$9.93		$8.73	$8.15

Total Return	18.76%		13.58%	9.34%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$204		$77	$11
Ratio of Expenses to Average Net Assets	1.63%		1.63%	1.63%
Ratio of Net Investment Income to Average Net Assets	(0.99)%		(0.97)%	(1.00)%
Portfolio Turnover Rate	70.0	%(c)	109.9%	181.7%

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007		2006	2005	2004		2003
SMALLCAP GROWTH FUND
Preferred shares
Net Asset Value, Beginning of Period	$9.11		$8.43	$7.99	$7.69		$5.06
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.03)		(0.03)	(0.03)	(0.04)		(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	1.74		1.21	0.87	0.34		2.65

Total From Investment Operations	1.71		1.18	0.84	0.30		2.63
Less Dividends and Distributions:
Distributions from Realized Gains	(0.38)		(0.50)	(0.40)	—		—

Total Dividends and Distributions	(0.38)		(0.50)	(0.40)	—		—

Net Asset Value, End of Period	$10.44		$9.11	$8.43	$7.99		$7.69

Total Return	19.44%		14.35%	10.54%	3.90%		51.98%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,352		$1,061	$284	$179		$1,102
Ratio of Expenses to Average Net Assets	1.01%		1.01%	1.01%	0.97%		1.01%
Ratio of Gross Expenses to Average Net Assets	—%		—%	—%	1.01	%(b)	—%
Ratio of Net Investment Income to Average Net Assets	(0.34)%		(0.33)%	(0.38)%	(0.47)%		(0.37)%
Portfolio Turnover Rate	70.0	%(c)	109.9%	181.7%	194.9%		270.1%

	2007		2006	2005	2004		2003
SMALLCAP GROWTH FUND
Select shares
Net Asset Value, Beginning of Period	$9.07		$8.41	$7.98	$7.67		$5.06
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.05)		(0.04)	(0.04)	(0.05)		(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	1.74		1.20	0.87	0.36		2.64

Total From Investment Operations	1.69		1.16	0.83	0.31		2.61
Less Dividends and Distributions:
Distributions from Realized Gains	(0.38)		(0.50)	(0.40)	—		—

Total Dividends and Distributions	(0.38)		(0.50)	(0.40)	—		—

Net Asset Value, End of Period	$10.38		$9.07	$8.41	$7.98		$7.67

Total Return	19.30%		14.14%	10.42%	4.04%		51.58%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$343		$62	$12	$11		$959
Ratio of Expenses to Average Net Assets	1.13%		1.13%	1.13%	1.08%		1.13%
Ratio of Gross Expenses to Average Net Assets	—%		—%	—%	1.13	%(b)	—%
Ratio of Net Investment Income to Average Net Assets	(0.47)%		(0.44)%	(0.50)%	(0.62)%		(0.48)%
Portfolio Turnover Rate	70.0	%(c)	109.9%	181.7%	194.9%		270.1%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without commission rebates.

(c)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM SmallCap Growth Fund.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
SMALLCAP S&P 600 INDEX FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$18.75	$16.65	$14.94	$12.91	$9.75
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.07	0.05	0.05	0.05	0.02
Net Realized and Unrealized Gain (Loss) on Investments	1.88	2.46	2.07	1.98	3.14

Total From Investment Operations	1.95	2.51	2.12	2.03	3.16
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.04)	(0.03)	(0.05)	—	—
Distributions from Realized Gains	(1.09)	(0.38)	(0.36)	—	—

Total Dividends and Distributions	(1.13)	(0.41)	(0.41)	—	—

Net Asset Value, End of Period	$19.57	$18.75	$16.65	$14.94	$12.91

Total Return	10.78%	15.26%	14.32%	15.75%	32.41%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$50,068	$34,153	$24,278	$11,912	$3,540
Ratio of Expenses to Average Net Assets	0.72%	0.72%	0.72%	0.72%	0.72%
Ratio of Net Investment Income to Average Net Assets	0.39%	0.30%	0.29%	0.38%	0.18%
Portfolio Turnover Rate	62.0%	56.2%	43.2%	54.5%	44.6%

	2007	2006	2005	2004	2003
SMALLCAP S&P 600 INDEX FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$18.61	$16.53	$14.86	$12.87	$9.71
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.04	0.02	0.02	0.03	—
Net Realized and Unrealized Gain (Loss) on Investments	1.87	2.44	2.06	1.96	3.16

Total From Investment Operations	1.91	2.46	2.08	1.99	3.16
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.01)	—	(0.05)	—	—
Distributions from Realized Gains	(1.09)	(0.38)	(0.36)	—	—

Total Dividends and Distributions	(1.10)	(0.38)	(0.41)	—	—

Net Asset Value, End of Period	$19.42	$18.61	$16.53	$14.86	$12.87

Total Return	10.61%	15.06%	14.11%	15.48%	32.54%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$25,125	$22,868	$16,875	$11,254	$3,176
Ratio of Expenses to Average Net Assets	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of Net Investment Income to Average Net Assets	0.21%	0.12%	0.10%	0.21%	0.01%
Portfolio Turnover Rate	62.0%	56.2%	43.2%	54.5%	44.6%

	2007	2006	2005
SMALLCAP S&P 600 INDEX FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$18.41	$16.37	$14.81
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.01	—	—
Net Realized and Unrealized Gain (Loss) on Investments	1.85	2.42	1.97

Total From Investment Operations	1.86	2.42	1.97
Less Dividends and Distributions:
Dividends from Net Investment Income	—	—	(0.05)
Distributions from Realized Gains	(1.09)	(0.38)	(0.36)

Total Dividends and Distributions	(1.09)	(0.38)	(0.41)

Net Asset Value, End of Period	$19.18	$18.41	$16.37

Total Return	10.44%	14.96%	13.40%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$4,520	$1,949	$122
Ratio of Expenses to Average Net Assets	1.03%	1.03%	1.03%
Ratio of Net Investment Income to Average Net Assets	0.08%	(0.01)%	0.01%
Portfolio Turnover Rate	62.0%	56.2%	43.2%

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
SMALLCAP S&P 600 INDEX FUND
Preferred shares
Net Asset Value, Beginning of Period	$18.90	$16.78	$15.01	$12.95	$9.77
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.13	0.11	0.10	0.09	0.05

Net Realized and Unrealized Gain (Loss) on Investments	1.90	2.47	2.08	1.98	3.15
Total From Investment Operations	2.03	2.58	2.18	2.07	3.20
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.10)	(0.08)	(0.05)	(0.01)	(0.02)
Distributions from Realized Gains	(1.09)	(0.38)	(0.36)	—	—

Total Dividends and Distributions	(1.19)	(0.46)	(0.41)	(0.01)	(0.02)

Net Asset Value, End of Period	$19.74	$18.90	$16.78	$15.01	$12.95

Total Return	11.16%	15.63%	14.69%	16.03%	32.80%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$90,876	$76,595	$50,828	$26,093	$15,535
Ratio of Expenses to Average Net Assets	0.41%	0.41%	0.41%	0.41%	0.41%
Ratio of Net Investment Income to Average Net Assets	0.70%	0.61%	0.59%	0.63%	0.51%
Portfolio Turnover Rate	62.0%	56.2%	43.2%	54.5%	44.6%

	2007	2006	2005	2004	2003
SMALLCAP S&P 600 INDEX FUND
Select shares
Net Asset Value, Beginning of Period	$18.87	$16.75	$15.00	$12.94	$9.76
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.11	0.09	0.08	0.08	0.05
Net Realized and Unrealized Gain (Loss) on Investments	1.89	2.47	2.08	1.98	3.14

Total From Investment Operations	2.00	2.56	2.16	2.06	3.19
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.08)	(0.06)	(0.05)	—	(0.01)
Distributions from Realized Gains	(1.09)	(0.38)	(0.36)	—	—

Total Dividends and Distributions	(1.17)	(0.44)	(0.41)	—	(0.01)

Net Asset Value, End of Period	$19.70	$18.87	$16.75	$15.00	$12.94

Total Return	10.99%	15.51%	14.55%	15.94%	32.67%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$17,278	$12,791	$7,214	$2,807	$1,034
Ratio of Expenses to Average Net Assets	0.53%	0.53%	0.53%	0.53%	0.53%
Ratio of Net Investment Income to Average Net Assets	0.59%	0.49%	0.48%	0.55%	0.36%
Portfolio Turnover Rate	62.0%	56.2%	43.2%	54.5%	44.6%

(a)	Calculated based on average shares outstanding during the period.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007		2006	2005	2004		2003
SMALLCAP VALUE FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$19.23		$17.47	$16.22	$14.78		$10.56
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.08		0.04	0.01	(0.05)		—
Net Realized and Unrealized Gain (Loss) on Investments	0.43		3.00	2.64	1.96		4.22

Total From Investment Operations	0.51		3.04	2.65	1.91		4.22
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.02)		—	—	—		—
Distributions from Realized Gains	(0.89)		(1.28)	(1.40)	(0.47)		—

Total Dividends and Distributions	(0.91)		(1.28)	(1.40)	(0.47)		—

Net Asset Value, End of Period	$18.83		$19.23	$17.47	$16.22		$14.78

Total Return	2.62%		18.30%	16.98%	13.20%		40.02%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$14,069		$9,385	$6,033	$4,111		$891
Ratio of Expenses to Average Net Assets	1.32%		1.32%	1.32%	1.32%		1.32%
Ratio of Gross Expenses to Average Net Assets	—%		—%	—%	1.32	%(b)	1.32	%(b)
Ratio of Net Investment Income to Average Net Assets	0.40%		0.21%	0.05%	(0.31)%		0.04%
Portfolio Turnover Rate	112.8	%(c)	97.9%	133.7%	163.5%		221.7%

	2007		2006	2005	2004		2003
SMALLCAP VALUE FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$19.05		$17.35	$16.14	$14.74		$10.55
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.05		0.01	(0.02)	(0.07)		(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	0.42		2.97	2.63	1.94		4.20

Total From Investment Operations	0.47		2.98	2.61	1.87		4.19
Less Dividends and Distributions:
Distributions from Realized Gains	(0.89)		(1.28)	(1.40)	(0.47)		—

Total Dividends and Distributions	(0.89)		(1.28)	(1.40)	(0.47)		—

Net Asset Value, End of Period	$18.63		$19.05	$17.35	$16.14		$14.74

Total Return	2.40%		18.07%	16.81%	12.96%		39.72%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$8,117		$6,641	$3,266	$1,949		$650
Ratio of Expenses to Average Net Assets	1.50%		1.50%	1.50%	1.50%		1.50%
Ratio of Gross Expenses to Average Net Assets	—%		—%	—%	1.50	%(b)	1.50	%(b)
Ratio of Net Investment Income to Average Net Assets	0.24%		0.04%	(0.13)%	(0.47)%		(0.14)%
Portfolio Turnover Rate	112.8	%(c)	97.9%	133.7%	163.5%		221.7%

	2007		2006	2005
SMALLCAP VALUE FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$19.07		$17.39	$16.29
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.02		(0.02)	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	0.43		2.98	2.54

Total From Investment Operations	0.45		2.96	2.50
Less Dividends and Distributions:
Distributions from Realized Gains	(0.89)		(1.28)	(1.40)

Total Dividends and Distributions	(0.89)		(1.28)	(1.40)

Net Asset Value, End of Period	$18.63		$19.07	$17.39

Total Return	2.29%		17.90%	15.97%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,431		$1,058	$12
Ratio of Expenses to Average Net Assets	1.63%		1.63%	1.63%
Ratio of Net Investment Income to Average Net Assets	0.10%		(0.09)%	(0.27)%
Portfolio Turnover Rate	112.8	%(c)	97.9%	133.7%

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007		2006	2005	2004		2003
SMALLCAP VALUE FUND
Preferred shares
Net Asset Value, Beginning of Period	$19.42		$17.63	$16.31	$14.82		$10.58
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.13		0.10	0.06	—		0.04
Net Realized and Unrealized Gain (Loss) on Investments	0.45		3.02	2.66	1.96		4.24

Total From Investment Operations	0.58		3.12	2.72	1.96		4.28
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.09)		(0.05)	—	—		(0.04)
Distributions from Realized Gains	(0.89)		(1.28)	(1.40)	(0.47)		—

Total Dividends and Distributions	(0.98)		(1.33)	(1.40)	(0.47)		(0.04)

Net Asset Value, End of Period	$19.02		$19.42	$17.63	$16.31		$14.82

Total Return	2.93%		18.64%	17.35%	13.51%		40.56%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$37,447		$18,180	$10,672	$5,755		$1,139
Ratio of Expenses to Average Net Assets	1.01%		1.01%	1.01%	1.01%		1.01%
Ratio of Gross Expenses to Average Net Assets	—%		—%	—%	1.01	%(b)	1.01	%(b)
Ratio of Net Investment Income to Average Net Assets	0.70%		0.53%	0.37%	0.01%		0.34%
Portfolio Turnover Rate	112.8	%(c)	97.9%	133.7%	163.5%		221.7%

	2007		2006	2005	2004		2003
SMALLCAP VALUE FUND
Select shares
Net Asset Value, Beginning of Period	$19.34		$17.56	$16.27	$14.80		$10.57
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.12		0.07	0.04	(0.02)		0.02
Net Realized and Unrealized Gain (Loss) on Investments	0.42		3.02	2.65	1.96		4.24

Total From Investment Operations	0.54		3.09	2.69	1.94		4.26
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.06)		(0.03)	—	—		(0.03)
Distributions from Realized Gains	(0.89)		(1.28)	(1.40)	(0.47)		—

Total Dividends and Distributions	(0.95)		(1.31)	(1.40)	(0.47)		(0.03)

Net Asset Value, End of Period	$18.93		$19.34	$17.56	$16.27		$14.80

Total Return	2.76%		18.52%	17.20%	13.39%		40.34%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$8,026		$4,406	$583	$326		$187
Ratio of Expenses to Average Net Assets	1.13%		1.13%	1.13%	1.13%		1.12%
Ratio of Gross Expenses to Average Net Assets	—%		—%	—%	1.13	%(b)	1.13	%(b)
Ratio of Net Investment Income to Average Net Assets	0.60%		0.39%	0.26%	(0.10)%		0.23%
Portfolio Turnover Rate	112.8	%(c)	97.9%	133.7%	163.5%		221.7%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without commission rebates.

(c)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM SmallCap Value Fund.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004		2003
ULTRA SHORT BOND FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$10.01	$9.97	$10.00	$10.00		$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.49	0.41	0.23	0.21		0.27
Net Realized and Unrealized Gain (Loss) on Investments	(0.50)	0.05	(0.03)	(0.11)		—
Net Increase from Payments by Affiliates	—	—	—	0.11		—

Total From Investment Operations	(0.01)	0.46	0.20	0.21		0.27
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.50)	(0.42)	(0.23)	(0.21)		(0.27)

Total Dividends and Distributions	(0.50)	(0.42)	(0.23)	(0.21)		(0.27)

Net Asset Value, End of Period	$9.50	$10.01	$9.97	$10.00		$10.00

Total Return	(0.27)%	4.73%	1.97%	2.08	%(b)	2.72%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,437	$2,500	$26,149	$20,513		$1,805
Ratio of Expenses to Average Net Assets	0.97%	0.97%	0.97%	1.08%		1.17%
Ratio of Net Investment Income to Average Net Assets	4.98%	4.08%	2.30%	2.05%		2.57%
Portfolio Turnover Rate	46.5%	49.0%	54.9%	105.5%		20.7%

	2007	2006	2005	2004		2003
ULTRA SHORT BOND FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$9.99	$9.97	$10.00	$10.00		$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.47	0.41	0.21	0.19		0.25
Net Realized and Unrealized Gain (Loss) on Investments	(0.49)	0.01	(0.03)	(0.11)		—
Net Increase from Payments by Affiliates	—	—	—	0.11		—

Total From Investment Operations	(0.02)	0.42	0.18	0.19		0.25
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.49)	(0.40)	(0.21)	(0.19)		(0.25)

Total Dividends and Distributions	(0.49)	(0.40)	(0.21)	(0.19)		(0.25)

Net Asset Value, End of Period	$9.48	$9.99	$9.97	$10.00		$10.00

Total Return	(0.45)%	4.34%	1.79%	1.90	%(b)	2.56%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$8,180	$9,464	$9,036	$8,760		$2,429
Ratio of Expenses to Average Net Assets	1.15%	1.15%	1.15%	1.28%		1.35%
Ratio of Net Investment Income to Average Net Assets	4.79%	4.11%	2.09%	1.84%		2.37%
Portfolio Turnover Rate	46.5%	49.0%	54.9%	105.5%		20.7%

	2007	2006	2005
ULTRA SHORT BOND FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$9.99	$9.97	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.46	0.40	0.19
Net Realized and Unrealized Gain (Loss) on Investments	(0.50)	0.01	(0.03)

Total From Investment Operations	(0.04)	0.41	(0.16)
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.47)	(0.39)	(0.19)

Total Dividends and Distributions	(0.47)	(0.39)	(0.19)

Net Asset Value, End of Period	$9.48	$9.99	$9.97

Total Return	(0.58)%	4.21%	1.63%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$11	$11	$10
Ratio of Expenses to Average Net Assets	1.26%	1.28%	1.28%
Ratio of Net Investment Income to Average Net Assets	4.68%	3.98%	1.91%
Portfolio Turnover Rate	46.5%	49.0%	54.9%

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004		2003
ULTRA SHORT BOND FUND
Preferred shares
Net Asset Value, Beginning of Period	$9.99	$9.97	$10.00	$10.00		$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.52	0.48	0.25	0.24		0.30
Net Realized and Unrealized Gain (Loss) on Investments	(0.44)	(0.01)	(0.02)	(0.11)		—
Net Increase from Payments by Affiliates	—	—	—	0.11		—

Total From Investment Operations	0.08	0.47	0.23	0.24		0.30
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.54)	(0.45)	(0.26)	(0.24)		(0.30)

Total Dividends and Distributions	(0.54)	(0.45)	(0.26)	(0.24)		(0.30)

Net Asset Value, End of Period	$9.53	$9.99	$9.97	$10.00		$10.00

Total Return	0.55%	4.85%	2.29%	2.40	%(b)	3.04%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,252	$27,314	$1,775	$2,335		$523
Ratio of Expenses to Average Net Assets	0.66%	0.66%	0.66%	0.80%		0.86%
Ratio of Net Investment Income to Average Net Assets	5.22%	4.76%	2.52%	2.33%		3.07%
Portfolio Turnover Rate	46.5%	49.0%	54.9%	105.5%		20.7%

	2007	2006	2005	2004		2003
ULTRA SHORT BOND FUND
Select shares
Net Asset Value, Beginning of Period	$9.98	$9.96	$10.00	$10.00		$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.51	0.45	0.19	0.22		0.29
Net Realized and Unrealized Gain (Loss) on Investments	(0.51)	0.01	0.02	(0.11)		—
Net Increase from Payments by Affiliates	—	—	—	0.11		—

Total From Investment Operations	—	0.46	0.21	0.22		0.29
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.52)	(0.44)	(0.25)	(0.22)		(0.29)

Total Dividends and Distributions	(0.52)	(0.44)	(0.25)	(0.22)		(0.29)

Net Asset Value, End of Period	$9.46	$9.98	$9.96	$10.00		$10.00

Total Return	(0.18)%	4.73%	2.08%	2.27	%(b)	2.92%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$11	$11	$10	$1,802		$1,665
Ratio of Expenses to Average Net Assets	0.78%	0.78%	0.78%	0.92%		0.98%
Ratio of Net Investment Income to Average Net Assets	5.16%	4.48%	1.87%	2.23%		2.78%
Portfolio Turnover Rate	46.5%	49.0%	54.9%	105.5%		20.7%

(a)	Calculated based on average shares outstanding during the period.

(b)	In 2004, 1.02% of the total return for each share class consists of an increase from a payment by Principal Life Insurance Company. Excluding this payment, the total return for Advisors Preferred, Advisors Select, Preferred and Select classes of shares would have been 1.06%, ..88%, 1.38%, and 1.25%, respectively.

ADDITIONAL INFORMATION

Additional information about the Fund (including the Fund’s policy regarding the disclosure of portfolio securities) is available in the Statement of Additional Information dated February 29, 2008, which is incorporated by reference into this prospectus. Additional information about the Funds’ investments is available in the Fund’s annual and semiannual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year. The Statement of Additional Information and the Fund’s annual and semi annual reports can be obtained free of charge by writing Principal Investors Fund, P.O. Box 8024, Boston, MA 02266-8024. In addition, the Fund makes its Statement of Additional Information and annual and semi annual reports available, free of charge, on our website www.principal.com. To request this and other information about the Fund and to make shareholder inquiries, telephone 1-800-547-7754.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission’s internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

The U.S. government does not insure or guarantee an investment in any of the Funds. There can be no assurance that the Money Market Fund will be able to maintain a stable share price of $1.00 per share.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Funds federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

Principal Investors Fund, Inc. SEC File 811-07572

318 ADDITIONAL INFORMATION	Principal Investors Fund
1-800-547-7754

APPENDIX A

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Fund changes with the value of the investments held by that Fund. Many factors affect that value, and it is possible that you may lose money by investing in the Funds. Factors that may adversely affect a particular Fund as a whole are called “principal risks.” The principal risks of investing in the Funds are stated above as to each Fund in the Fund’s description. Each of these risks is summarized below. The first four risks described below – credit and counterparty risk, liquidity risk, management risk, and market risk – apply to all the Funds. The remaining risks apply to certain of the Funds as described previously. Additional information about the Funds, their investments, and the related risks is located under “Certain Investment Strategies and Related Risks” and in the Statement of Additional Information.

Risks Common to All of the Funds

Credit and Counterparty Risk
Each of the funds is subject to the risk that the issuer or guarantor of a fixed-income security or other obligation, the counterparty to a derivatives contract or repurchase agreement, or the borrower of a portfolio’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

Liquidity Risk
A fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the fund’s ability to sell particular securities or close derivative positions at an advantageous price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management Risk
Each of the funds is actively managed by its investment advisor or sub-advisor(s). The performance of a fund that is actively managed will reflect in part the ability of the advisor or sub-advisor(s) to make investment decisions that are suited to achieving the fund’s investment objective. If the advisor’s or sub-advisor(s)’ strategies do not perform as expected, a fund could underperform other mutual funds with similar investment objectives or lose money.

Market Risk
The value of a fund’s portfolio securities may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the fund’s investments are concentrated in certain sectors, its performance could be worse than the overall market. It is possible to lose money when investing in the fund.

Additional Risks Applicable to Certain Funds

Active Trading Risk
A fund that actively trades portfolio securities in an attempt to achieve its investment objective may have high portfolio turnover rates that may increase the fund’s brokerage costs, accelerate the realization of taxable gains, and adversely impact fund performance.

Derivatives Risk
Derivatives are investments whose values depend on or are derived from other securities or indexes. A fund’s use of certain derivative instruments (such as options, futures, and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

Principal Investors Fund	APPENDIX A 319
www.principal.com

Emerging Market Risk
Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.

Equity Securities Risk
Equity securities include common, preferred, and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants, and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and the price of equity securities (and their equivalents) will fluctuate. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

Eurodollar and Yankee Obligations Risk
Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that a foreign government will not let U.S. dollar-denominated assets leave the country, the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks, and adverse political or economic developments will affect investments in a foreign country.

Exchange Rate Risk
Because foreign securities are generally denominated in foreign currencies, the value of the net assets of a fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the funds are authorized to enter into certain foreign currency exchange transactions. In addition, the funds’ foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

Fixed-Income Securities Risk
Fixed-income securities are generally subject to two principal types of risks: interest rate risk and credit quality risk.

Interest Rate Risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline.

Credit Quality Risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by a fund may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest.

Foreign Securities Risk
Foreign securities carry risks that are not generally found in securities of U.S. companies. These risks include the loss of value as a result of political instability and financial and economic events in foreign countries. In addition, nationalization, expropriation or confiscatory taxation, and foreign exchange restrictions could adversely affect a fund’s investments in a foreign country. Foreign securities may be subject to less stringent reporting, accounting, and disclosure standards than are required of U.S. companies, and foreign countries may also have problems associated with and causing delays in the settlement of sales.

Geographic Concentration Risk
Funds that invest significant portions of their assets in concentrated geographic areas such as a particular state or region of the U.S. have more exposure to local or regional economic risks than funds that invest more broadly.

320 APPENDIX A	Principal Investors Fund
1-800-547-7754

Growth Stock Risk
Growth stocks typically trade at higher multiples of current earnings than other securities. Growth stocks are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. Similarly, because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks. A fund’s strategy of investing in growth stocks also carries the risk that in certain markets growth stocks will underperform value stocks.

High Yield Securities Risk
Fixed-income securities that are not investment grade are commonly referred to as high yield securities or “junk bonds.” While these securities generally provide greater income potential than investments in higher rated fixed-income securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt. High yield securities generally involve greater price volatility and may be less liquid than higher rated fixed-income securities. High yield securities are considered speculative by the major credit rating agencies.

Initial Public Offerings (“IPOs”) Risk
There are risks associated with the purchase of shares issued in IPOs by companies that have little operating history as public companies, as well as risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. A fund cannot guarantee continued access to IPO offerings and may at times dispose of IPO shares shortly after their acquisition.

Investment Company Securities Risk
Certain funds invest in securities of other investment companies. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including investment advisory fees. Investments in closed-end funds may involve the payment of substantial premiums above the value of such investment companies’ portfolio securities.

Market Segment Risk
Funds are subject to the risk that their principal market segment, such as large capitalization, mid capitalization, or small capitalization stocks, or growth or value stocks, may underperform compared to other market segments or to the equity markets as a whole. Thus:

•	MidCap: A fund’s strategy of investing in mid cap stocks carries the risk that in certain markets mid cap stocks will underperform small cap or large cap stocks.
•	LargeCap: A fund’s strategy of investing in large cap stocks carries the risk that in certain markets large cap stocks will underperform small cap or mid cap stocks.
•	SmallCap: A fund’s strategy of investing in small cap stocks carries the risk that in certain markets small cap stocks will underperform mid cap or large cap stocks.

Mid Cap Stock Risk
Medium capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management, or a limited trading market for their securities.

Municipal Securities Risk
Principal and interest payments of municipal securities may not be guaranteed by the issuing body and may be payable only from a particular source. If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and may be temporarily affected by large purchases and sales, including those of funds investing in such securities. Funds that invest in municipal securities are also subject to the risk that some or all of the interest they receive from such securities might become taxable by law or determined by the Internal Revenue Service (or the relevant state’s tax authority) to be taxable, in which event the value of such funds’ investments would likely decline.

Principal Investors Fund	APPENDIX A 321
www.principal.com

Non-Diversification Risk
A fund that is non-diversified may invest a high percentage of its assets in the securities of a small number of companies. This may result in more volatile performance relative to more diversified funds. The less diversified a fund’s holdings are, the more a specific stock’s poor performance is likely to affect the fund’s performance.

Portfolio Duration Risk
Portfolio duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Prepayment Risk
Mortgage-backed and asset-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled payments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of a fund.

Real Estate Securities Risk
Real estate investment trusts (“REITs”) or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, increases in property taxes and operating expenses, changes in zoning laws, changes in interest rates, and liabilities resulting from environmental problems. Equity and mortgage REITs are dependent on management skills and generally are not diversified. Equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:

•	may not be diversified with regard to the types of tenants (thus subject to business developments of the tenant(s));
•	may not be diversified with regard to the geographic locations of the properties (thus subject to regional economic developments);
•	are subject to cash flow dependency and defaults by borrowers; and
•	could fail to qualify for tax-free pass-through of income under the Internal Revenue Code.

Sector Risk
When a fund’s investments are concentrated in a particular industry or sector of the economy (e.g., real estate, technology, financial services), they are not as diversified as the investments of most mutual funds and are far less diversified than the broad securities markets. Funds concentrating in a particular industry sector tend to be more volatile than other mutual funds, and the values of their investments tend to go up and down more rapidly. A fund that invests in a particular industry or sector is particularly susceptible to the impact of market, economic, regulatory, and other factors affecting that industry or sector.

Small Company Risk
Investments in companies with smaller capitalizations may involve greater risk and price volatility than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Securities Lending
The principal risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the loaned securities or their value.

322 APPENDIX A	Principal Investors Fund
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Underlying Fund Risk
The Principal LifeTime Funds and the Strategic Asset Management (“SAM”) Portfolios operate as funds of funds and invest principally in Underlying Funds. From time to time, an underlying fund may experience relatively large investments or redemptions by a fund of funds due to the reallocation or rebalancing of its assets. These transactions may have adverse effects on underlying fund performance to the extent an underlying fund is required to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so. This may be particularly important when a fund of funds owns a significant portion of an underlying fund. These transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains, and could increase transaction costs. In addition, when a fund of funds reallocates or redeems significant assets away from an underlying fund, the loss of assets to the underlying fund could result in increased expense ratios for that fund.

Principal is the advisor to the Principal LifeTime Funds, SAM Portfolios, and each of the Underlying Funds. Principal Global Investors, LLC (“PGI”) is Sub-Advisor to the Principal LifeTime Funds and Edge Asset Management, Inc. (“Edge”) is the Sub-Advisor to the SAM Portfolios. Either PGI or Edge also serve as Sub-Advisor to some or all of the Underlying Funds. Principal, PGI, and Edge are committed to minimizing the potential impact of underlying fund risk on underlying funds to the extent consistent with pursuing the investment objectives of the fund of funds which it manages. Each may face conflicts of interest in fulfilling its responsibilities to all such funds.

The following table shows the percentage of the outstanding shares of underlying funds owned by the Principal LifeTime Funds as of October 31, 2007.

PRINCIPAL LIFETIME FUNDS

						Principal
	Principal	Principal	Principal	Principal	Principal	LifeTime
	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	Strategic
	2010	2020	2030	2040	2050	Income
Underlying Fund	Fund	Fund	Fund	Fund	Fund	Fund	Total

Bond & Mortgage Securities Fund	18.44%	27.37%	12.86%	2.88%	0.50%	9.62%	71.67%
Disciplined LargeCap Blend Fund	4.31	10.54	9.81	4.97	2.06	0.54	32.23
High Yield Fund	7.49	21.55	21.16	11.42	4.91	—	66.53
High Yield Fund II	0.68	1.77	1.68	0.87	0.38	—	5.38
Inflation Protection Fund	12.91	—	—	—	—	15.42	28.33
International Emerging Markets Fund	3.50	9.54	9.36	5.24	2.20	—	29.84
International Growth Fund	6.66	17.12	16.79	9.03	3.99	0.94	54.53
LargeCap Growth Fund	1.75	4.25	4.38	2.37	1.07	0.26	14.08
LargeCap Value Fund	5.26	12.97	13.59	7.58	3.34	1.00	43.74
Partners International Fund	4.64	11.33	11.17	6.06	2.55	0.69	36.44
Partners LargeCap Blend Fund I	9.82	23.27	21.50	11.34	4.68	1.44	72.05
Partners LargeCap Growth Fund I	4.08	10.94	10.76	6.32	2.76	0.49	35.35
Partners LargeCap Value Fund	1.59	4.10	3.98	2.33	1.02	0.34	13.36
Partners LargeCap Value Fund I	4.48	11.44	11.56	6.41	2.93	—	36.82
Partners MidCap Growth Fund	—	7.17	7.55	3.94	1.75	—	20.41
Partners MidCap Value Fund I	—	4.08	4.72	2.47	1.10	—	12.37
Partners SmallCap Growth Fund I	—	—	17.87	11.43	6.04	—	35.34
Partners SmallCap Growth Fund III	7.70	19.32	13.96	7.27	3.18	—	51.43
Partners SmallCap Value Fund I	—	—	6.42	4.32	2.28	—	13.02
Preferred Securities Fund	13.35	22.69	15.75	5.99	2.08	4.42	64.28
Real Estate Securities Fund	6.42	10.76	7.51	3.22	1.36	1.50	30.77
SmallCap S&P 600 Index Fund	8.36	15.07	8.06	3.94	1.39	1.82	38.64
SmallCap Value Fund	4.08	10.24	7.41	3.87	1.69	—	27.29
Ultra Short Bond Fund	29.03	—	—	—	—	33.04	62.07

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The following table shows the percentage of the outstanding shares of the Underlying Funds owned by the SAM Portfolios as of October 31, 2007.

STRATEGIC ASSET MANAGEMENT PORTFOLIOS

		Conservative	Conservative	Flexible	Strategic
	Balanced	Balanced	Growth	Income	Growth
Underlying Fund	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Total

Disciplined LargeCap Blend Fund	13.70%	1.25%	14.46%	1.18%	10.21%	40.80%
Diversified International Fund	14.89	1.35	15.71	—	11.09	43.04
Equity Income Fund I	14.97	1.37	15.82	0.94	10.62	43.72
High Yield Fund II	12.80	2.21	5.92	3.10	5.68	29.71
Income Fund	40.61	9.46	13.85	16.31	—	80.23
International Emerging Markets Fund	7.20	0.64	7.66	—	5.31	20.81
LargeCap Growth Fund	21.00	1.88	21.67	1.52	15.03	61.10
MidCap Stock Fund	20.31	1.96	23.24	2.10	17.60	65.21
Money Market Fund	0.98	0.00	0.01	—	0.00	0.99
Mortgage Securities Fund	47.92	9.96	16.36	14.60	—	88.84
Real Estate Securities Fund	7.00	0.68	7.42	0.58	5.21	20.89
Short Term Income Fund	19.75	16.62	—	43.80	—	80.17
SmallCap Growth Fund	19.79	1.70	22.09	1.77	14.95	60.30
SmallCap Value Fund	13.16	1.22	14.13	1.28	9.82	39.61
West Coast Equity Fund	12.81	1.18	13.58	0.56	10.11	38.24

U.S. Government Securities Risk
U.S. government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of a fund’s securities do not affect interest income on securities already held by the fund but are reflected in the fund’s price per share. Since the magnitude of these fluctuations generally is greater at times when a fund’s average maturity is longer, under certain market conditions a fund may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.

U.S. Government Sponsored Securities Risk
A fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks. Although the issuing agency, instrumentality, or corporation may be chartered or sponsored by the U.S. government, its securities are not issued or guaranteed by the U.S. Treasury.

Value Stock Risk
A fund’s investments in value stocks carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price if other investors fail to recognize the company’s value and bid up the price or invest in markets favoring faster growing companies. A fund’s strategy of investing in value stocks also carries the risk that in certain markets value stocks will underperform growth stocks.

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APPENDIX B

DEFINITIONS OF THE INDICES REFERENCED IN THIS PROSPECTUS

The performance tables included in the prospectus provide performance information of various indices. These indices are described in this appendix. An investment cannot be made directly in the indices and the indices’ performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the indices.

6 Month LIBOR (London Interbank Offered Rate) Index is an average of the interest rate of U.S. dollar deposits, known as Eurodollars, of a stated maturity.

Citigroup Broad Market (BMI) Global ex-US Index is a float-weighted, rules-based benchmark of the institutionally investable universe of all companies (excluding companies domiciled in the U.S.) with an available free float market cap of US $100 million and above.

Citigroup World ex-US Broad Market (BMI) Growth Index is a float-weighted, rules-based benchmark of the institutionally investable universe of all companies (excluding companies domiciled in the U.S.) with growth characteristics and an available free float market cap of US $100 million and above.

Lehman Brothers Aggregate Bond Index is an unmanaged index of domestic, taxable fixed-income securities. The index covers the U.S. investment-grade bond market, with components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Lehman Brothers Government/Mortgage Index is a combination of the unmanaged Lehman Government Index and the unmanaged Lehman Mortgage Backed Securities (MBS) Index. The Lehman Government Index includes all Government Bonds including, but not limited to, U.S. Treasury bonds and government-sponsored agency securities, with no maturity restrictions. The MBS Index includes all securitized mortgage pools by GNMA, FNMA, and FHLMC.

Lehman Brothers 1-3 Government/Credit Bond Index represents a combination of the Government and Corporate Bond indices with maturities between one and three years.

Lehman Brothers Mutual Fund 1-5 Government/Credit Index is an unmanaged index composed of Treasury notes, agencies and corporate debt securities rated BBB or better, and with maturities between one year and five years.

Lehman Brothers U.S. Treasury Bellwethers 3 Month Index is composed of public obligations of the U.S. Treasury with a maturity of three months.

Lehman Brothers U.S. Treasury TIPS (Treasury Inflation Protection Securities) Index is an unmanaged index of inflation-protected U.S. Treasury securities that will mature in one year or longer.

Merrill Lynch Hybrid Preferred Securities Index is an unmanaged index of investment grade, exchange-traded preferred stocks with outstanding market values of at least $30 million and at least one year to maturity.

Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) Ex-US is a free float-adjusted market capitalization index that is designed to measure the combined equity market performance of developed and emerging market countries excluding the US.

Morgan Stanley Capital International (MSCI) EAFE (Europe, Australia, and Far East) Index is an unmanaged index that measures the stock returns of companies in developed economies outside of North America.

Morgan Stanley Capital International (MSCI) EMF (Emerging Markets Free) Index is an unmanaged index that measures the stock returns of companies in 26 developing countries.

Morgan Stanley Capital International (MSCI) US REIT Index is a total-return index comprised of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.

Morgan Stanley Capital International (MSCI) World Ex-US Growth Index measures global developed market equity performance of growth securities outside of the United States. It is comprised of half the securities in the MSCI

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World ex U.S. Index, with half of the market capitalization of each country index in the Growth Index (the other half is in the Value Index).

Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance.

Morningstar Conservative Allocation Category Average is an average of the net asset value (NAV) returns of domestic mutual funds with 20-50% invested in equities and 50-80% invested in fixed income and cash.

Morningstar Diversified Emerging Markets Category Average is an average of the net asset value (NAV) returns of diversified emerging-markets mutual funds which invest in companies in developing nations.

Morningstar Foreign Large Blend Category Average is an average of the net asset value (NAV) returns of mutual funds that seek capital appreciation by investing in a variety of large international stocks. Large-cap foreign stocks have market capitalizations greater than $5 billion. The blend style is assigned to funds where neither growth nor value characteristics predominate.

Morningstar Foreign Large Growth Category Average is an average of the net asset value (NAV) returns of mutual funds that seek capital appreciation by investing in large international stocks that are growth-oriented. Large-cap foreign stocks have market capitalizations greater than $5 billion. Growth is defined based on high price-to-book and price-to-cash flow ratios, relative to the MSCI EAFE index.

Morningstar Intermediate Government Category Average is an average of net asset value (NAV) returns of mutual funds that devote at least 90% of their bond holdings to government issues. These mutual funds have, on average, durations between 3.5 and 6 years.

Morningstar Intermediate-Term Bond Category Average is an average of net asset value (NAV) returns of bond mutual funds that have average durations that are greater than 3.5 years and less than 6 years.

Morningstar Large Blend Category Average is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.

Morningstar Large Growth Category Average is an average of net asset value (NAV) returns of mutual funds that invest in large companies that are projected to grow faster than average. Most of these mutual funds focus on companies in rapidly-expanding industries.

Morningstar Large Value Category Average is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay above-average dividends. They also generally have more stable stock prices.

Morningstar Long-Term Government Category Average is an average of net asset value (NAV) returns of mutual funds that devote at least 90% of their bond holdings to government issues. These mutual funds have, on average, durations of greater than or equal to 10 years.

Morningstar Mid-Cap Blend Category Average is an average of net asset value (NAV) returns of mutual funds that focus on mid-size companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.

Morningstar Mid-Cap Growth Category Average is an average of net asset value (NAV) returns of mutual funds that typically focus on mid-size companies that are projected to grow faster than average. Many of these mutual funds focus on companies in rapidly-expanding industries.

Morningstar Mid-Cap Value Category Average is an average of net asset value (NAV) returns of mid-cap value mutual funds that buy stocks mainly of medium-size companies that are cheap relative to their earnings potential.

Morningstar Moderate Allocation Category Average is an average of the net asset value (NAV) returns of mutual funds with 50-70% invested in equities and the remainder invested in fixed income and cash.

Morningstar Short-Term Bond Category Average is an average of net asset value (NAV) returns of mutual funds that invest in a variety of bonds, from the most creditworthy, such as Treasury bonds, to mortgages and corporates,

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and on rare occasions, even more speculative high-yield and emerging markets debt which have durations between 1 and 3.5 years.

Morningstar Small Blend Category Average is an average of net asset value (NAV) returns of mutual funds that focus on small companies that are fairly representative of the overall stock market in terms of valuations.

Morningstar Small Growth Category Average is an average of net asset value (NAV) returns of mutual funds that invest in small companies that are projected to grow faster than average. Most of these mutual funds focus on companies in rapidly-expanding industries.

Morningstar Small Value Category Average is an average of net asset value (NAV) returns of small-cap value mutual funds that invest in less-popular companies at the smaller end of the size range and may focus on finding temporarily depressed stocks of companies working through business problems.

Morningstar Specialty - Real Estate Category Average is an average of net asset value (NAV) returns of mutual funds that invest primarily in real estate investment trusts (REITs) of various types. The performance of these mutual funds is less connected to the overall market than most other types of stock funds.

Morningstar Target Date Category Average portfolios provide diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. These portfolios get more conservative as the goal date approaches by investing more in bonds and cash. Investment managers structure these portfolios differently; two funds with the same goal year may have different allocations to equities and therefore different levels of return and risk.

Morningstar Ultra Short Bond Category Average is an average of the net asset value (NAV) returns of bond mutual funds that invest primarily in investment-grade U.S. fixed-income issues and have durations of less than one year.

Morningstar World Stock Category Average invests the majority of its assets in the U.S., Europe, and Japan, with the remainder divided among the globe’s smaller markets. These portfolios typically have 20%-60% of assets in U.S. stocks.

Principal LifeTime 2010 Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2010 portfolio. The index weightings adjust over time as the portfolio changes to become gradually more conservative. The weightings as of March 31, 2007 are 41.9% Russell 3000 Index, 15.1% EAFE Index, and 43.0% Lehman Aggregate Index.

Principal LifeTime 2020 Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2020 portfolio. The index weightings adjust over time as the portfolio changes to become gradually more conservative. The weightings as of March 31, 2007 are 51.1% Russell 3000 Index, 19.4% EAFE Index, and 29.5% Lehman Aggregate Index.

Principal LifeTime 2030 Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2030 portfolio. The index weightings adjust over time as the portfolio changes to become gradually more conservative. The weightings as of March 31, 2007 are 57.3% Russell 3000 Index, 22.5% EAFE Index, and 20.2% Lehman Aggregate Index.

Principal LifeTime 2040 Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2040 portfolio. The index weightings adjust over time as the portfolio changes to become gradually more conservative. The weightings as of March 31, 2007 are 61.8% Russell 3000 Index, 24.7% EAFE Index, and 13.5% Lehman Aggregate Index.

Principal LifeTime 2050 Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2050 portfolio. The index weightings adjust over time as the portfolio changes to become gradually more conservative. The weightings as of March 31, 2007 are 64.2% Russell 3000 Index, 25.8% EAFE Index, and 10.0% Lehman Aggregate Index.

Principal LifeTime Strategic Income Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime Strategic Income portfolio. The weightings as of March 31, 2007 are 19.0% Russell 3000 Index, 6.0% EAFE Index, and 75.0% Lehman Aggregate Index.

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Russell 1000 Growth Index is an unmanaged index that measures the investment returns of stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Companies included are large.

Russell 1000 Value Index is an unmanaged index that measures the investment returns of stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Companies included are large.

Russell 2000 Growth Index is an unmanaged index that measures the investment returns of stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. Companies included are medium-size to small.

Russell 2000 Index is an unmanaged index that measures the investment returns of the 2,000 smallest stocks in the Russell 3000 Index. Companies included are medium-size to small.

Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500 Growth Index is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000 Growth Index with higher price-to-book ratios and higher forecasted growth values.

Russell 3000 Index is an unmanaged index that is the combination of Russell 1000 Index and the Russell 2000 Index.

Russell Midcap Growth Index is an unmanaged index that measures the investment returns of stocks in the Russell MidCap Index with higher price-to-book ratios and higher forecasted growth rates.

Russell Midcap Index is an unmanaged index that measures the investment returns of the 800 smallest stocks in the Russell 1000 Index.

Russell Midcap Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those Russell Midcap companies with lower price-to-book value ratios and lower forecasted growth values.

S&P 500 Stock Index (S&P 500) is an unmanaged index of 500 widely-held stocks often used as a proxy for the domestic stock market. Included are the stocks of industrial, financial, utility, and transportation companies.

S&P MidCap 400 Index is an unmanaged index that includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range. Any mid-sized stocks already included in the S&P 500 are excluded from this index.

S&P SmallCap 600 Index is an unmanaged index that consists of 600 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market weighted index (stock price x shares outstanding), with each stock affecting the index in proportion to its market value.

© Morningstar, Inc. All Rights Reserved. Part of the mutual fund data contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

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PRINCIPAL INVESTORS FUND, INC.
Effective June 13, 2008, this fund will be known as Principal Funds, Inc.

Institutional Class Shares

The date of this Prospectus is February 29, 2008

As with all mutual funds, neither the Securities and Exchange Commission (“SEC”) nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

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RISK/RETURN SUMMARY

Principal Investors Fund, Inc. (the “Fund” or “PIF”) offers many investment portfolios (together, the “Funds”) through this prospectus. The Fund’s Distributor is Princor Financial Services Corp. (the “Distributor”).* Principal Management Corporation (Principal)*, the Manager of each of the Funds, seeks to provide a broad range of investment approaches through the Principal Investors Funds.

Principal Investors Fund, Inc. will be changing its name to Principal Funds, Inc. effective June 13, 2008.

Principal has selected one or more Sub-Advisors for each Fund based on the Sub-Advisor’s experience with the investment strategy for which it was selected. The Sub-Advisors and the Funds each sub-advise are:

Sub-Advisor	Fund(s)
AllianceBernstein L.P.	Partners LargeCap Value Partners SmallCap Growth I

American Century Investment Management, Inc.	Partners LargeCap Growth II Partners LargeCap Value II

Ark Asset Management Co., Inc.	Partners SmallCap Value

Barrow, Hanley, Mewhinney & Strauss, Inc.	MidCap Value

Columbus Circle Investors*	LargeCap Growth MidCap Growth Partners SmallCap Growth III

Dimensional Fund Advisors	Partners SmallCap Value II

Edge Asset Management, Inc.*	Equity Income I High Yield II Income MidCap Stock Mortgage Securities Short-Term Income Strategic Asset Management Portfolios West Coast Equity

Emerald Advisers, Inc.	Partners SmallCap Growth II

Essex Investment Management Company, LLC	Partners SmallCap Growth II

Goldman Sachs Asset Management, L.P.	Partners LargeCap Blend I Partners MidCap Value I

J.P. Morgan Investment Management, Inc.	High Yield Partners Global Equity Partners SmallCap Value I

Jacobs Levy Equity Management, Inc.	Partners MidCap Growth Fund II Partners MidCap Value

Lehman Brothers Asset Management, LLC	High Yield

Los Angeles Capital Management and Equity Research, Inc.	Partners MidCap Value I Partners SmallCap Value

MacKay Shields LLC	Partners MidCap Growth Fund II.

Mazama Capital Management, Inc.	Partners SmallCap Growth III

Mellon Capital Management Corporation	Partners MidCap Growth I Partners SmallCap Blend Partners SmallCap Value I

Neuberger Berman Management Inc.	Partners MidCap Value

Principal Investors Fund	RISK/RETURN SUMMARY 5
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Sub-Advisor	Fund(s)

Principal Global Investors, LLC*	Bond & Mortgage Securities
Disciplined LargeCap Blend
Diversified International
Government & High Quality Bond
High Quality Intermediate-Term Bond
Inflation Protection
International Emerging Markets
International Growth
LargeCap S&P 500 Index
LargeCap Value
MidCap Blend
MidCap S&P 400 Index
MidCap Value
Money Market
Principal LifeTime Funds
Short-Term Bond
SmallCap Blend
SmallCap Growth
SmallCap S&P 600 Index
SmallCap Value
Ultra Short Bond

Principal Real Estate Investors, LLC*	Global Real Estate Securities Real Estate Securities

Pyramis Global Advisors, LLC	Partners International

Spectrum Asset Management, Inc.*	Preferred Securities

T. Rowe Price Associates, Inc.	Partners LargeCap Blend Partners LargeCap Growth I

Turner Investment Partners, Inc.	Partners MidCap Growth

UBS Global Asset Management (Americas) Inc.	Partners LargeCap Value I Partners SmallCap Growth II

Vaughan Nelson Investment Management, LP	Partners SmallCap Value II

*	Principal Management Corporation, Columbus Circle Investors, Edge Asset Management, Inc., Princor Financial Services Corp., Principal Funds Distributor, Inc., Principal Global Investors, LLC, Principal Real Estate Investors, LLC, and Spectrum Asset Management, Inc. are affiliates of Principal Life Insurance Company and with it are subsidiaries of Principal Financial Group, Inc. and members of the Principal Financial Group®.

6 RISK/RETURN SUMMARY	Principal Investors Fund
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Institutional Class Shares
Only eligible purchasers may buy Institutional Class shares of the Funds. At the present time, eligible purchasers include but are not limited to:

•	separate accounts of Principal Life;
•	Principal Life or any of its subsidiaries or affiliates;
•	any fund distributed by Principal Funds Distributor, Inc. and/or Princor Financial Services Corporation (“Princor”) (together, the “Distributors”) if the fund seeks to achieve its investment objective by investing primarily in shares of mutual funds;
•	clients of Principal Global Investors, LLC.;
•	sponsors, recordkeepers, or administrators of wrap account or mutual fund asset allocation programs or participants in those programs;
•	certain pension plans;
•	certain retirement account investment vehicles administered by foreign or domestic pension plans;
•	an investor who buys shares through an omnibus account with certain intermediaries, such as a broker-dealer, bank, or other financial institution, pursuant to a written agreement; and
•	certain institutional clients that have been approved by Principal Life Insurance Company for purposes of providing plan record keeping.

Principal reserves the right to broaden or limit the designation of eligible purchasers. Not all of the Funds are offered in every state. Please check with your financial advisor or our home office for state availability.

Main Strategies and Risks
Each Fund’s investment objective is described in the summary description of each Fund. The Board of Directors may change a Fund’s objective or the investment strategies without a shareholder vote if it determines such a change is in the best interests of the Fund. If there is a material change to the Fund’s investment objective or investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that a Fund will meet its objective.

The summary of each Fund also describes each Fund’s primary investment strategies (including the type or types of securities in which the Fund invests), any policy of the Fund to concentrate in securities of issuers in a particular industry or group of industries and the main risks associated with an investment in the Fund. A fuller discussion of risks appears later in the Prospectus under the caption “Certain Investment Strategies and Related Risks.”

Each Fund may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic, or political conditions as more fully described under the caption “Certain Investment Strategies and Related Risks — Temporary Defensive Measures.”

Each Fund is designed to be a portion of an investor’s portfolio. None of the Funds are intended to be a complete investment program. Investors should consider the risks of each Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions. The value of your investment in a Fund changes with the value of the investments held by that Fund. Many factors affect that value, and it is possible that you may lose money by investing in the Funds. There can be no assurance that any Fund will achieve its investment objective. An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Market Fund.

Factors that may adversely affect a particular Fund as a whole are called “principal risks.” The principal risks of investing in the Funds are stated as to each Fund in the Fund’s description. In addition to the risks identified in each Fund’s description, each of the Funds is also subject to credit and counterparty risk, liquidity risk, management risk, and market risk. Each Fund is also subject to underlying fund risk to the extent that a Principal LifeTime Fund or SAM Portfolio invests in the Fund. These risks, and each of the other principal risks, are more fully explained in Appendix A to this prospectus.

Principal Investors Fund	RISK/RETURN SUMMARY 7
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Investment Results
A bar chart and a table are included with the description of each Fund that has annual returns for a full calendar year. They show the Fund’s annual returns and its long-term performance. The chart shows how the Fund’s performance has varied from year-to-year. The table compares the Fund’s performance over time to that of:

•	a broad-based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.) and

•	an average of the performance of a group of mutual funds with a similar investment objective and management style (the averages used are prepared by independent statistical services).

Performance for periods prior to the date on which a Fund’s Institutional class shares began operations (as indicated in the tables on the following pages) is based on the performance of the oldest share class of the Fund or a predecessor fund (as noted in the performance chart and table.) Performance which is based on the oldest share class of the Fund has been adjusted to reflect the expenses of the Fund’s Institutional class shares. The adjustments result in performance that is no higher than the historical performance of the Fund’s oldest share class.

Call the Principal Investors Fund at 1-800-222-5852 to get the current 7-day yield for the Money Market Fund.

Fees and Expenses
The annual operating expenses for each Fund are deducted from that Fund’s assets (stated as a percentage of Fund assets). A Fund’s operating expenses are shown with each Fund. A discussion of the fees is found in the section of the Prospectus titled “The Costs of Investing.”

The examples are intended to help investors compare the cost of investing in a particular Fund with the cost of investing in other mutual funds.

NOTE:

•	No salesperson, dealer or other person is authorized to give information or make representations about a Fund other than those contained in this Prospectus. Information or representations not contained in this prospectus may not be relied upon as having been made by the Principal Investors Fund, a Fund, the Manager, any Sub-Advisor, or the Distributor.

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Disciplined LargeCap Blend Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in larger, established companies.

Main Strategies and Risks
The Fund invests primarily in common stocks of large capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Standard & Poor’s (“S&P”) 500 Index (as of December 31, 2007 this range was between approximately $0.7 billion and $511.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock.

In selecting securities for investment, the Sub-Advisor, PGI, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a “blend” of stocks with these characteristics. In managing the assets of the Fund, PGI does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their expected investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.

PGI believes that changes in market expectations drive stock prices. Early identification of improving business fundamentals, early identification of positive change in expectations regarding future profitability of companies and paying prices that are below “fair value” for these stocks will result in investment management success. PGI’s investment process seeks to systematically identify stocks with desirable characteristics and combine these stocks in a risk-managed portfolio to maximize return potential by controlling risk.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Underlying Fund Risk
•	Active Trading Risk
•	Derivatives Risk
•	Growth Stock Risk
•	Securities Lending Risk
•	Market Segment (LargeCap) Risk
•	Value Stock Risk

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PGI has been the Fund’s Sub-Advisor since December 30, 2002.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	14.99%
Lowest return for a quarter during the period of the bar chart above:	Q1 ’03	-3.30%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Year	Life of Fund
Institutional Class (before taxes)	7.06	13.63	13.62
(after taxes on distributions)(2)	5.12	12.76	12.75
(after taxes on distributions and sale of shares)(2)	7.25	11.79	11.78
S&P 500 Index(3)	5.49	12.83	12.83
Morningstar Large Blend Category Average	6.16	12.63	12.35

(1)	Lifetime results are measured from the date the Institutional Class shares were first sold (December 30, 2002).

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Period Ended October 31, 2007	Class
Management Fees	0.56%
Other Expenses	0.01

Total Annual Fund Operating Expenses	0.57%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$58	$183	$318	$714

10 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Equity Income Fund I
(effective 06/13/2008, this Fund will be known as Equity Income Fund)

Sub-Advisor(s):	Edge Asset Management, Inc. (“Edge”)

Objective:	The Fund seeks to provide a relatively high level of current income and long-term growth of income and capital.

Investor Profile:	The Fund may be an appropriate investment for investors who seek dividends to generate income or to be reinvested for growth and who can accept fluctuations in the value of investments and the risks of investing in REIT securities, below-investment grade bonds, or foreign securities.

Main Strategies and Risks
The Fund invests primarily (normally at least 80% of its net assets (plus any borrowings for investment purposes)) in dividend-paying common stocks and preferred stocks. The Fund may invest in fixed-income securities of any maturity, including mortgage-backed securities, U.S. government securities, and asset-backed securities. The Fund may also invest up to 20% of its assets in below-investment-grade fixed-income securities (sometimes called “junk bonds”). The Fund may purchase or sell U.S. government securities or collateralized mortgage obligations on a “when-issued” or “delayed-delivery” basis in an aggregate of up to 20% of the market value of its total net assets. The Fund may invest up to 20% of its assets in real estate investment trust (“REIT”) securities. The Fund may write (sell) covered call options. The Fund may invest up to 25% of its assets in securities of foreign issuers.

The Fund’s investments may also include convertible securities, repurchase agreements, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”).

In selecting investments for the Fund, Edge looks for investments that provide regular income in addition to some opportunity for capital appreciation. Equity investments are typically made in ”value” stocks currently selling for less than Edge believes they are worth.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Fixed-Income Securities Risk
•	Underlying Fund Risk
•	U.S. Government Sponsored Securities Risk
•	Real Estate Securities Risk
•	Value Stock Risk
•	Foreign Securities Risk
•	High Yield Securities Risk
•	Securities Lending Risk
•	U.S. Government Securities Risk
•	Derivatives Risk
•	Exchange Rate Risk
•	Prepayment Risk

Edge has provided investment advice to the Fund since the Fund’s inception.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year(1)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	15.82%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-14.77%

Principal Investors Fund	RISK/RETURN SUMMARY 11
www.principal.com

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	10 Years
Institutional Class (before taxes)	5.05	16.04	9.82
(after taxes on distributions)(2)	2.85	14.96	8.15
(after taxes on distributions and sale of shares)(2)	5.04	13.92	7.78
S&P 500 Index(3)	5.49	12.83	5.91
S&P 500/Citigroup Value Index(3)(4)	1.99	14.96	6.67
Morningstar Large Value Category Average	1.42	13.16	6.67

(1)	The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on May 31, 1939.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.
(4)	Until December 16, 2005, when Standard & Poor’s changed the name of the index and its calculation methodology, the index was called the S&P 500/Barra Value Index.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets.

Institutional
For The Period Ended October 31, 2007	Class
Management Fees	0.51%
Other Expenses	0.01

Total Annual Fund Operating Expenses	0.52%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$53	$167	$291	$653

12 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

LargeCap Growth Fund

Sub-Advisor(s):	Columbus Circle Investors (“CCI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks
The Fund invests primarily in common stocks and other equity securities of large capitalization companies with strong earnings growth potential. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000® Growth Index (as of December 31, 2007 this range was between approximately $0.6 billion and $527.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. To meet its investment objective, the Fund may invest in initial public offerings.

CCI uses a bottom-up approach (focusing on individual stock selection rather than forecasting market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on the premise that companies doing better than expected will have rising securities prices, while companies producing less than expected results will not. CCI refers to its discipline as positive momentum and positive surprise.

Through in depth analysis of company fundamentals in the context of the prevailing economic environment, CCI’s team of investment professionals selects companies that meet the criteria of positive momentum in a company’s progress and positive surprise in reported results.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Underlying Fund Risk
•	Exchange Rate Risk
•	Derivatives Risk
•	Active Trading Risk
•	Foreign Securities Risk
•	Securities Lending Risk
•	Market Segment (LargeCap) Risk
•	Growth Stock Risk
•	Initial Public Offerings Risk

CCI became the Fund’s Sub-Advisor on January 5, 2005.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year(1)

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	13.59%
Lowest return for a quarter during the period of the bar chart above:	Q1 ’01	-23.56%

Principal Investors Fund	RISK/RETURN SUMMARY 13
www.principal.com

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	Life of Fund
Institutional Class	23.08	15.61	0.63
(after taxes on distributions)(2)	22.68	15.44	0.51
(after taxes on distributions and sale of shares)(2)	15.53	13.74	0.52
Russell 1000 Growth Index(3)	11.81	12.11	0.23
Morningstar Large Growth Category Average	13.35	12.75	0.15

(1)	Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Period Ended October 31, 2007	Class
Management Fees	0.62%
Other Expenses	0.01%

Total Annual Fund Operating Expenses(1)	0.63%

(1)	Expense information has been restated to reflect current fees. Effective January 1, 2007, the Fund’s management fees were increased.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$64	$202	$351	$786

14 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

LargeCap S&P 500 Index Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive, rather than active, management style.

Main Strategies and Risks
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies that compose the S&P 500 Index. PGI attempts to mirror the investment performance of the Index by allocating the Fund’s assets in approximately the same weightings as the S&P 500. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. As of December 31, 2007, the market capitalization range of the Index was between approximately $0.7 billion and $511.9 billion. Over the long-term, PGI seeks a very close correlation between performance of the Fund, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Fund uses an indexing strategy and is not managed according to traditional methods of “active” investment management. Active management would include buying and selling securities based on economic, financial and investment judgment. Instead, the Fund uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, PGI focuses on tracking the S&P 500. PGI may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.

The correlation between Fund and Index performance may be affected by the Fund’s expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Fund shares. The Fund may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.

Because of the difficulty and expense of executing relatively small stock trades, the Fund may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Fund’s portfolio may be weighted differently from the S&P 500, particularly if the Fund has a small level of assets to invest. In addition, the Fund’s ability to match the performance of the S&P 500 is affected to some degree by the size and timing of cash flows into and out of the Fund. The Fund is managed to attempt to minimize such effects.

PGI reserves the right to omit or remove any of the S&P 500 stocks from the Fund if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Fund if extraordinary events or financial conditions lead PGI to believe that it should not be a part of the Fund’s assets. PGI may also elect to omit any S&P 500 stocks from the Fund if such stocks are issued by an affiliated company.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Market Segment (LargeCap) Risk
•	Securities Lending Risk

NOTE:	“Standard & Poor’s 500” and “S&P 500®” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed by Principal. The Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

Principal Investors Fund	RISK/RETURN SUMMARY 15
www.principal.com

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year(1)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	15.22%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-17.29%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	Life of Fund
Institutional Class	5.34	12.58	2.71
(after taxes on distributions)(2)	4.88	12.04	2.22
(after taxes on distributions and sale of shares)(2)	4.08	10.95	2.18
S&P 500 Index(3)	5.49	12.83	3.30
Morningstar Large Blend Category Average	6.16	12.63	2.59

(1)	Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

16 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Period Ended October 31, 2007	Class
Management Fees	0.15%
Other Expenses	0.01

Total Annual Fund Operating Expenses(2)	0.16%

(2)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$16	$52	$90	$205

Principal Investors Fund	RISK/RETURN SUMMARY 17
www.principal.com

LargeCap Value Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

Main Strategies and Risks
The Fund invests primarily in common stock and other equity securities of large capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000® Value Index, which as of December 31, 2007 ranged between approximately $0.5 billion and $527.8 billion) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities.

The Fund invests in stocks that, in the opinion of PGI, are undervalued in the marketplace at the time of purchase. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to the overall market. Securities for the Fund are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on four key elements:

•	determination that a stock is selling below its fair market value;
•	early recognition of changes in a company’s underlying fundamentals;
•	evaluation of the sustainability of fundamental changes; and
•	monitoring a stock’s behavior in the market to assess the timeliness of the investment.

The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Underlying Fund Risk
•	Exchange Rate Risk
•	Derivatives Risk
•	Active Trading Risk
•	Foreign Securities Risk
•	Market Segment (LargeCap) Risk
•	Value Stock Risk
•	Securities Lending Risk

18 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year(1)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	15.31%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-15.10%

Average Annual Total Returns (%)(1)

For The Periods Ended December 31, 2007	1 Year	5 Years	Life of Fund
Institutional Class	0.25	12.64	6.00
(after taxes on distributions)(2)	-1.44	11.68	5.24
(after taxes on distributions and sale of shares)(2)	1.94	10.92	5.03
Russell 1000 Value Index(3)	-0.17	14.63	6.74
Morningstar Large Value Category Average	1.42	13.16	5.13

(1)	Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

Principal Investors Fund	RISK/RETURN SUMMARY 19
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Period Ended October 31, 2007	Class
Management Fees	0.44%

Total Annual Fund Operating Expenses	0.44%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$45	$141	$246	$555

20 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Partners LargeCap Blend Fund
(effective 06/13/2008, this Fund will be known as LargeCap Blend Fund II)

Sub-Advisor(s):	T. Rowe Price Associates, Inc. (“T. Rowe Price”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in an aggressively managed portfolio of common stocks, but who prefer investing in larger, established companies.

Main Strategies and Risks
The Fund pursues its investment objective by investing primarily in equity securities of U.S. companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of companies with large market capitalizations (those with market capitalizations within the range of companies in the S&P 500 Index (as of December 31, 2007 this range was between approximately $0.7 billion and $511.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock.

The Fund will generally remain fully invested (less than 5% cash reserves) and will have approximately the same industry weightings as compared to the S&P 500 Index. While the majority of assets will be invested in large-capitalization U.S. common stocks, small- and mid-capitalization stocks and foreign stocks (up to 25% of total assets) may also be purchased in keeping with Fund objectives. Securities may be sold for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The market capitalization of companies in the Fund’s portfolio and the S&P 500 Index will change over time, and the Fund will not automatically sell or cease to purchase a stock of a company it already owns just because the company’s market capitalization grows or falls outside of the index range. In addition, the Fund has the ability to purchase stocks whose market capitalization falls below the range of companies in the S&P 500 Index.

T. Rowe Price uses a disciplined portfolio construction process whereby it weights each sector approximately the same as the S&P 500 Index. Individual holdings within each sector, and their weights within the portfolio, can vary substantially from the S&P 500 Index. T. Rowe Price generally purchases for the Fund securities issued by companies in the S&P 500 Index, and therefore, its stock selection process will result in the purchase of both growth and value stocks.

A team of T. Rowe Price equity analysts is directly responsible for selecting stocks for the Fund. Analysts select stocks from the industries they cover based on rigorous fundamental analysis that assesses the quality of the business franchise, earnings growth potential for the company, and stock valuation. The Fund seeks to take full advantage of the analysts’ focused expertise in their industries. A team of portfolio managers supervises the analysts and has the responsibility for the overall structure of the Fund and coordinating Fund investments. They also oversee the quantitative analysis that helps the analysts manage their industry-specific portfolios.

In pursuing its investment objective, the Fund’s management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and foreign currencies; as an efficient means of increasing or decreasing fund overall exposure to a specific part or broad segment of the U.S. or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices, and foreign currencies.

Principal Investors Fund	RISK/RETURN SUMMARY 21
www.principal.com

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Derivatives Risk
•	Value Stock Risk
•	Market Segment (LargeCap) Risk
•	Growth Stock Risk
•	Securities Lending Risk

T. Rowe Price became Sub-Advisor to the Fund effective March 9, 2004.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year

Highest return for a quarter during the period of the bar chart above:	Q2’03	14.21%
Lowest return for a quarter during the period of the bar chart above:	Q3’02	-15.44%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	Life of Fund
Institutional Class	5.77	11.94	4.80
(after taxes on distributions)(2)	3.93	10.84	3.98
(after taxes on distributions and sale of shares)(2)	5.51	10.19	3.92
S&P 500 Index(3)	5.49	12.83	3.30
Morningstar Large Blend Category Average	6.16	12.63	2.59

(1)	Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

22 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Period Ended October 31, 2007	Class
Management Fees	0.74%
Other Expenses	0.01

Total Annual Fund Operating Expenses(1)	0.75%

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$77	$240	$417	$930

Principal Investors Fund	RISK/RETURN SUMMARY 23
www.principal.com

Partners LargeCap Blend Fund I
(effective 06/13/2008, this Fund will be known as LargeCap Blend Fund I)

Sub-Advisor(s):	Goldman Sachs Asset Management, L.P. (“GSAM”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in larger, established companies.

Main Strategies and Risks
The Fund seeks its objective through investment in a broadly diversified portfolio of large cap and blue chip equity investments representing all major sectors of the U.S. economy. Under normal market conditions, the Fund invests at least 80% of its assets (not including securities lending collateral and any investment of that collateral) in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the S&P 500 Index (as of December 31, 2007, the range was between approximately $0.7 billion and $511.9 billion)) measured at the time of purchase. Market capitalization is defined as total current market value of a company’s publicly-issued securities. Up to 25% of Fund assets may be invested in foreign securities.

GSAM seeks to outperform the S&P 500 Index by overweighting stocks that it believes are more likely to outperform the benchmark while underweighting stocks that it believes will lag the Index. GSAM seeks to add value from stock selection rather than sector rotation strategies or market timing. Its approach is to combine traditional fundamental analysis with sophisticated quantitative modeling and to carefully construct and manage the risk in the portfolio.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Active Trading Risk
•	Underlying Fund Risk
•	Derivatives Risk
•	Value Stock Risk
•	Exchange Rate Risk
•	Securities Lending Risk
•	Market Segment (LargeCap) Risk
•	Growth Stock Risk
•	Foreign Securities Risk

GSAM became Sub-Advisor to the Fund on December 16, 2002.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year(1)

Highest return for a quarter during the period of the bar chart above:	Q2’03	14.26%
Lowest return for a quarter during the period of the bar chart above:	Q3’02	-17.56%

24 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	Life of Fund
Institutional Class	2.36	11.91	1.04
(after taxes on distributions)(2)	1.75	11.64	0.74
(after taxes on distributions and sale of shares)(2)	2.35	10.41	0.79
S&P 500 Index(3)	5.49	12.83	3.30
Morningstar Large Blend Category Average	6.16	12.63	2.59

(1)	Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Period Ended October 31, 2007	Class
Management Fees	0.44%

Total Annual Fund Operating Expenses	0.44%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$45	$141	$246	$555

Principal Investors Fund	RISK/RETURN SUMMARY 25
www.principal.com

Partners LargeCap Growth Fund I
(effective 06/13/2008, this Fund will be known as LargeCap Growth Fund I)

Sub-Advisor(s):	T. Rowe Price Associates, Inc. (“T. Rowe Price”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks
The Fund seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies with large market capitalizations that exhibit strong growth and free cash flow potential. These companies are generally characterized as “growth” companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with market capitalizations within the range of companies in the Russell 1000® Growth Index (as of December 31, 2007, this range was between approximately $0.6 billion and $527.8 billion) at the time of purchase. The Fund’s investments in foreign companies will be limited to 25% of its total assets. The Fund may also purchase futures and options, in keeping with Fund objectives.

The market capitalization of companies in the Fund’s portfolio and the Russell index will change over time, and the Fund will not automatically sell or cease to purchase the stock of a company it already owns just because the company’s market capitalization grows or falls outside of the index range.

T. Rowe Price generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

In pursuing its investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities. The Fund may actively trade securities in an attempt to achieve its investment objective.

Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and foreign currencies; as an efficient means of increasing or decreasing overall fund exposure to a specific part or broad segment of the U.S. or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices and foreign currencies.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Exchange Rate Risk
•	Foreign Securities Risk
•	Derivatives Risk
•	Growth Stock Risk
•	Underlying Fund Risk
•	Market Segment (LargeCap) Risk
•	Active Trading Risk
•	Securities Lending Risk

26 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

T. Rowe Price became Sub-Advisor to the Fund on August 24, 2004.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	12.90%
Lowest return for a quarter during the period of the bar chart above:	Q1 ’01	-18.00%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	Life of Fund
Institutional Class	8.36	10.88	-0.33
(after taxes on distributions)(2)	7.56	10.37	-0.66
(after taxes on distributions and sale of shares)(2)	6.35	9.42	-0.34
Russell 1000 Growth Index(3)	11.81	12.11	0.23
Morningstar Large Growth Category Average	13.35	12.75	0.15

(1)	Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

Principal Investors Fund	RISK/RETURN SUMMARY 27
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Period Ended October 31, 2007	Class
Management Fees	0.73%

Total Annual Fund Operating Expenses	0.73%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$75	$233	$406	$906

28 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Partners LargeCap Growth Fund II
(effective 06/13/2008, this Fund will be known as LargeCap Growth Fund II)

Sub-Advisor(s):	American Century Investment Management, Inc. (“American Century”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks
Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index (as of December 31, 2007, the range was between approximately $0.6 billion and $527.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock.

American Century selects stocks of larger-sized companies it believes will increase in value over time using a growth investment strategy it developed. In implementing this strategy, American Century uses a bottom-up approach to stock selection. This means that American Century makes investment decisions based primarily on its analysis of individual companies, rather than on broad economic forecasts. Management of the Fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow.

Using its extensive computer database, as well as other primary analytical research tools, American Century tracks financial information for individual companies to identify and evaluate trends in earnings, revenues, and other business fundamentals. Under normal market conditions, the Fund’s portfolio will primarily consist of securities of companies demonstrating business improvement. Analytical indicators helping to identify signs of business improvement could include accelerating earnings or revenue growth rates, increasing cash flows, or other indications of the relative strength of a company’s business. These techniques help American Century buy or hold the stocks of companies it believes have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.

Although American Century intends to invest the Fund’s assets primarily in U.S. stocks, the Fund may invest up to 25% of its assets in securities of foreign companies. Most of the Fund’s foreign investments are in companies located and doing business in developed countries.

American Century does not attempt to time the market. Instead, under normal market conditions, it intends to keep the Fund essentially fully invested in stocks regardless of the movement of stock prices generally. When American Century believes it is prudent, the Fund may invest a portion of its assets in debt securities, options, preferred stock and equity equivalent securities, such as convertible securities, stock futures contracts or stock index futures contracts. Futures contracts, a type of derivative security, can help the Fund’s cash assets remain liquid while performing more like stocks.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk

•	Foreign Exchange Rate Risk

•	Securities Lending Risk

•	Derivatives Risk
•	Growth Stock Risk

•	Market Segment (LargeCap) Risk

•	Foreign Securities Risk

Principal Investors Fund	RISK/RETURN SUMMARY 29
www.principal.com

American Century has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	14.51%
Lowest return for a quarter during the period of the bar chart above:	Q1 ’01	-19.60%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	Life of Fund
Institutional Class	18.37	12.98	0.76
(after taxes on distributions)(2)	15.74	11.95	0.10
(after taxes on distributions and sale of shares)(2)	13.20	10.98	0.40
Russell 1000 Growth Index(3)	11.81	12.11	0.23
Morningstar Large Growth Category Average	13.35	12.75	0.15

(1)	Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

30 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Year Ended October 31, 2007	Class
Management Fees	0.94%
Other Expenses	0.01

Total Annual Fund Operating Expenses(1)	0.95%

(1)	Expense information has been restated to reflect current fees. Effective October 31, 2007, the Fund’s management fees were decreased. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$97	$303	$525	$1,166

Principal Investors Fund	RISK/RETURN SUMMARY 31
www.principal.com

Partners LargeCap Value Fund
(effective 06/13/2008, this Fund will be known as LargeCap Value Fund III)

Sub-Advisor(s):	AllianceBernstein L.P. (“AllianceBernstein”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

Main Strategies and Risks
The Fund invests primarily in undervalued equity securities of companies among the 750 largest by market capitalization that the Sub-Advisor, AllianceBernstein, believes offer above-average potential for growth in future earnings. Under normal market conditions, the Fund generally invests at least 80% of its assets in companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000® Value Index (as of December 31, 2007, this range was between approximately $0.5 billion and $527.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

AllianceBernstein employs an investment strategy, generally described as “value” investing. The firm seeks securities that exhibit low financial ratios, can be acquired for less than what AllianceBernstein believes is the issuer’s intrinsic value, or whose price appears attractive relative to the value of the dividends expected to be paid by the issuer in the future.

Value oriented investing entails a strong “sell discipline” in that it generally requires the sale of securities that have reached their intrinsic value or a target financial ratio. Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to AllianceBernstein to have strong potential for capital appreciation or securities of “special situation” companies. A special situation company is one that AllianceBernstein believes has potential for significant future earnings growth but has not performed well in the recent past. These situations include companies with management changes, corporate or asset restructuring or significantly undervalued assets. For AllianceBernstein, identifying special situation companies and establishing an issuer’s intrinsic value involves fundamental research about such companies and issuers.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Underlying Fund Risk
•	Exchange Rate Risk
•	Derivatives Risk
•	Value Stock Risk
•	Securities Lending Risk
•	Market Segment (LargeCap) Risk
•	Foreign Securities Risk

32 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

AllianceBernstein has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	15.59%
Lowest return for a quarter during the period of the bar chart above:	Q3’ 02	-18.45%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	Life of Fund
Institutional Class	-3.76	12.29	7.86
(after taxes on distributions)(2)	-4.98	11.52	7.21
(after taxes on distributions and sale of shares)(2)	-0.86	10.72	6.76
Russell 1000 Value Index(3)	-0.17	14.63	6.74
Morningstar Large Value Category Average	1.42	13.16	5.13

(1)	Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Year Ended October 31, 2007	Class
Management Fees	0.76%

Total Annual Fund Operating Expenses	0.76%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$78	$243	$422	$942

Principal Investors Fund	RISK/RETURN SUMMARY 33
www.principal.com

Partners LargeCap Value Fund I
(effective 06/13/2008, this Fund will be known as LargeCap Value Fund I)

Sub-Advisor(s):	UBS Global Asset Management (Americas) Inc. (“UBS Global AM”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but prefer investing in companies that appear to be considered undervalued relative to similar companies.

Main Strategies and Risks
The Fund invests primarily in common stocks and other equity securities of large capitalization companies. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index (as of December 31, 2007 this range was between approximately $0.5 billion and $527.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

In selecting securities, UBS Global AM focuses on, among other things, identifying discrepancies between a security’s fundamental value and its market price. In this context, the fundamental value of a given security is the assessment of UBS Global AM of what a security is worth. UBS Global AM seeks to select securities with fundamental values that it estimates to be greater than its market value at any given time. For each stock under analysis, UBS Global AM bases its estimates of fundamental value upon economic, industry and company analysis, as well as upon a company’s management team, competitive advantage and core competencies. UBS Global AM then compares its assessment of a security’s value against the prevailing market prices with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics. UBS Global AM derives investment value and organizes collective investment insights with an emphasis on primary research and company visits.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Exchange Rate Risk
•	Derivatives Risk
•	Underlying Fund Risk
•	Foreign Securities Risk
•	Market Segment (LargeCap) Risk
•	Securities Lending Risk
•	Value Stock Risk
•	Equity Securities Risk

34 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

UBS Global AM has been the Fund’s Sub-Advisor since June 1, 2004.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year

Highest return for a quarter during the period of the bar chart above:	Q4 ’06	7.63%
Lowest return for a quarter during the period of the bar chart above:	Q4 ’07	-4.94%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	Life of Fund
Institutional Class	0.47	11.35
(after taxes on distributions)(2)	-0.12	10.90
(after taxes on distributions and sale of shares)(2)	1.03	9.77
Russell 1000 Value Index(3)	-0.17	11.96
Morningstar Large Value Category Average	1.42	10.16

(1)	Lifetime results are measured from the date the Institutional Class shares were first sold (June 1, 2004).

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

Principal Investors Fund	RISK/RETURN SUMMARY 35
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Year Ended October 31, 2007	Class
Management Fees	0.79%
Other Expenses	0.01

Total Annual Fund Operating Expenses(1)	0.80%

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$82	$255	$444	$990

36 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Partners LargeCap Value Fund II
(effective 06/13/2008, this Fund will be known as LargeCap Value Fund II)

Sub-Advisor(s):	American Century Investment Management, Inc. (“American Century”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but prefer investing in companies that appear to be considered undervalued relative to similar companies.

Main Strategies
The Fund invests primarily in common stocks and other equity securities of large capitalization companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies with market capitalizations similar to companies in the Russell 1000® Value Index (as of December 31, 2007, this range was between approximately $0.5 billion and $527.8 billion) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

The Sub-Advisor, American Century, uses a value investment strategy that looks for companies that are temporarily out of favor in the market. American Century attempts to purchase the stocks of these undervalued companies and hold each stock until it has returned to favor in the market and their price has increased to, or is higher than, a level American Century believes more accurately reflects the fair value of the company. American Century may sell stocks from the Fund’s portfolio if it believes a stock no longer meets its valuation criteria. American Century does not attempt to time the market.

Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, American Century looks for companies with earnings, cash flows and/or assets that may not be reflected accurately in the companies’ stock prices or may be outside the companies’ historical ranges. American Century also may consider whether the companies’ securities have a favorable income-paying history and whether income payments are expected to continue or increase. Futures contracts, a type of derivative security, can help the Fund’s cash assets remain liquid while performing more like stocks. American Century has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments.

When American Century believes it is prudent, the Fund may invest a portion of its assets in foreign securities, debt securities of companies, debt obligations of governments and their agencies, and other similar securities.

In the event of exceptional market or economic conditions, the Fund may as a temporary defensive measure, invest all or a substantial portion of its assets in cash, cash-equivalent securities, or short-term debt securities. To the extent the Fund assumes a defensive position, it will not be pursuing its objective of capital growth.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Derivatives Risk
•	U.S. Government Sponsored Securities Risk
•	Active Trading Risk
•	Foreign Securities Risk
•	Value Stock Risk
•	Securities Lending Risk
•	Exchange Rate Risk
•	Market Segment (LargeCap) Risk
•	U.S. Government Securities Risk

Principal Investors Fund	RISK/RETURN SUMMARY 37
www.principal.com

American Century has been the Fund’s Sub-Advisor since December 29, 2004.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year

Highest return for a quarter during the period of the bar chart above:	Q4 ’06	7.47%
Lowest return for a quarter during the period of the bar chart above:	Q4 ’07	-6.27%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	Life of Fund
Institutional Class	-1.38	7.22
(after taxes on distributions)(2)	-2.57	6.45

(after taxes on distributions and sale of shares)(2)	0.76	6.13
Russell 1000 Value Index(3)	-0.17	9.32
Morningstar Large Value Category Average	1.42	8.18

(1)	Lifetime results are measured from the date the Institutional Class shares were first sold (December 29, 2004).

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

38 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Year Ended October 31, 2007	Class
Management Fees	0.85%
Other Expenses	0.01

Total Annual Fund Operating Expenses(1)	0.86%

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$88	$274	$477	$1,061

Principal Investors Fund	RISK/RETURN SUMMARY 39
www.principal.com

MidCap Blend Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.

Main Strategies and Risks
The Fund invests primarily in common stocks and other equity securities of medium capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap® Index (as of December 31, 2007, this range was between approximately $0.5 billion and $42.1 billion) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities.

In selecting securities for investment, PGI looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a “blend” of stocks with these characteristics. In managing the assets of the Fund, PGI does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.

PGI believes that superior stock selection is the key to consistent out-performance. PGI seeks to achieve superior stock selection by systematically evaluating company fundamentals and in-depth original research.

PGI focuses its stock selections on established companies that it believes have a sustainable competitive advantage. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

The Fund may purchase securities issued as part of, or a short period after, companies’ initial public offerings and may at times dispose of those shares shortly after their acquisition.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	MidCap Stock Risk
•	Derivatives Risk
•	Growth Stock Risk
•	Initial Public Offerings Risk
•	Securities Lending Risk
•	Market Segment (MidCap) Risk
•	Value Stock Risk
•	Active Trading Risk

40 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year(1)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	14.30%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’01	-10.63%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	Life of Fund
Institutional Class	9.39	16.31	10.03
(after taxes on distributions)(2)	7.73	15.12	9.12
(after taxes on distributions and sale of shares)(2)	8.14	14.21	8.63
Russell Midcap Index(3)	5.60	18.21	8.98
Morningstar Mid-Cap Blend Category Average	4.85	15.64	7.26

(1)	Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

Principal Investors Fund	RISK/RETURN SUMMARY 41
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Period Ended October 31, 2007	Class
Management Fees	0.64%
Other Expenses	0.01

Total Annual Fund Operating Expenses(1)	0.65%

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$66	$208	$362	$810

42 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

MidCap Growth Fund

Sub-Advisor(s):	Columbus Circle Investors (“CCI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks
The Fund invests primarily in common stocks of medium capitalization companies with strong earnings growth potential. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell Midcap Growth Index (as of December 31, 2007, this range was between approximately $0.5 billion and $42.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock.

The Sub-Advisor, CCI, uses a bottom-up approach (focusing on individual stock selection rather than forecasting stock market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on the premise that companies doing better than expected will have rising securities prices, while companies producing less than expected results will not. CCI refers to its discipline as positive momentum and positive surprise.

Through in-depth analysis of company fundamentals in the context of the prevailing economic environment, CCI’s team of investment professionals seeks to select companies that meet the criteria of positive momentum in a company’s progress and positive surprise in reported results.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Small Company Risk
•	Derivatives Risk
•	Growth Stock Risk
•	Initial Public Offerings Risk
•	Securities Lending Risk
•	Market Segment (MidCap) Risk
•	Active Trading Risk
•	MidCap Stock Risk

CCI became the Fund’s Sub-Advisor on January 5, 2005.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year(1)

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	35.67%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’01	-36.43%

Principal Investors Fund	RISK/RETURN SUMMARY 43
www.principal.com

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	Life of Fund
Institutional Class	29.82	17.15	-0.70
(after taxes on distributions)(2)	28.46	16.90	-0.85
(after taxes on distributions and sale of shares)(2)	20.91	15.14	-0.60
Russell Midcap Growth Index(3)	11.43	17.90	4.05
Morningstar Mid-Cap Growth Category Average	15.09	16.33	2.88

(1)	Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Period Ended October 31, 2007	Class
Management Fees	0.65%
Other Expenses	0.06

Total Annual Fund Operating Expenses(1)	0.71%

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$73	$227	$395	$883

44 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

MidCap Stock Fund

Sub-Advisor(s):	Edge Asset Management, Inc. (“Edge”)

Objective:	The Fund seeks to provide long-term capital appreciation.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth and the risk of investing in REIT and foreign securities.

Main Strategies and Risks
The Fund invests primarily in common stocks of U.S. companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the S&P MidCap 400 Index, which as of December 31, 2007 ranged between approximately $0.3 billion and $12.4 billion at the time of purchase). Market capitalization is defined as total current market value of a company’s outstanding common stock.

The Fund may invest up to 20% of its assets in real estate investment trust (“REIT”) securities. The Fund may invest in fixed-income securities of any maturity, including mortgage-backed securities, and may invest up to 20% of its assets in below-investment-grade fixed-income securities (sometimes called “junk bonds”). The Fund may also invest in money market instruments for temporary or defensive purposes.

The Fund may purchase or sell U.S. government securities and collateralized mortgage obligations on a “when-issued” or ”delayed-delivery” basis in an aggregate of up to 20% of the market value of its total assets. The Fund may invest up to 25% of its assets in the securities of foreign issuers.

In selecting investments for the Fund, Edge looks for equity investments in companies that have solid management, a competitive advantage, and the resources to maintain superior cash flow and profitability over the long run. In determining whether securities should be sold, Edge considers factors such as high valuations relative to other investment opportunities and deteriorating short- or long-term business fundamentals or future growth prospects. The Fund will not necessarily dispose of a security merely because its issuer’s market capitalization is no longer in the range represented by the S&P MidCap 400 Index.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Small Company Risk
•	Underlying Fund Risk
•	MidCap Stock Risk
•	U.S. Government Securities Risk
•	Foreign Securities Risk
•	Real Estate Securities Risk
•	Exchange Rate Risk
•	High Yield Securities Risk
•	Securities Lending Risk
•	Market Segment (MidCap) Risk
•	Derivatives Risk
•	Fixed-Income Securities Risk
•	Prepayment Risk

Principal Investors Fund	RISK/RETURN SUMMARY 45
www.principal.com

Edge has provided investment advice to the Fund since the Fund’s inception.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year(1)

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	14.01%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-13.46%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	Life of Fund
Institutional Class (before taxes)	-8.35	12.04	11.75
(after taxes on distributions)(2)	-10.50	10.93	10.80
(after taxes on distributions and sale of shares)(2)	-2.54	10.51	10.25
S&P MidCap 400 Index(3)	7.98	16.20	9.49
Morningstar Mid-Cap Blend Category Average	4.85	15.64	6.99

(1)	The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on March 1, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets.

Institutional
For The Period Ended October 31, 2007	Class
Management Fees	0.75%
Other Expenses	0.01

Total Annual Fund Operating Expenses	0.76%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$78	$243	$422	$942

46 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

MidCap Value Fund
(effective 06/13/2008, this Fund will be known as MidCap Value Fund III)

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”) and Barrow, Hanley, Mewhinney & Strauss, Inc. (“BHMS”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.

Main Strategies and Risks
The Fund invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell Midcap Value Index (as of December 31, 2007, this range was between approximately $0.5 billion and $42.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities. The Fund may purchase securities issued as part of, or a short period after, companies’ initial public offerings and may at times dispose of those shares shortly after their acquisition.

The portion of Fund assets managed by PGI is invested in stocks that, in the opinion of PGI, are undervalued in the marketplace at the time of purchase. This value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields. The Fund’s investments are selected primarily on the basis of fundamental security analysis, focusing on the company’s financial stability, sales, earnings, dividend trends, return on equity and industry trends. The Fund often invests in stocks considered temporarily out of favor. Investors often over react to bad news and do not respond quickly to good news. This results in undervalued stocks of the type held by this Fund.

The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

The BHMS investment strategy emphasizes low P/E ratios, low price to book ratios and high dividend yields, which should offer protection in a declining market environment. In a rising market environment, BHMS expects these securities to benefit from growth in profitability and earnings. The firm conducts its own market research and believes that individual stock selection is more important than sector weightings. BHMS normally does not time the market for short-term gains.

Principal determines the portion of the Fund’s assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor’s firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among Sub-Advisors will generally occur as a Sub- Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

Principal Investors Fund	RISK/RETURN SUMMARY 47
www.principal.com

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Small Company Risk
•	Derivatives Risk
•	Value Stock Risk
•	Initial Public Offerings Risk
•	Securities Lending Risk
•	Market Segment (MidCap) Risk
•	Active Trading Risk
•	MidCap Stock Risk

PGI has been the Fund’s Sub-advisor since December 6, 2000. BHMS was added as an additional Sub-Advisor on July 12, 2005.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year(1)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	14.96%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-12.69%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years		Life of Fund
Institutional Class	-0.19	14.90	(2)	10.38	(2)
(after taxes on distributions)(3)	-1.73	13.07	(2)	8.84	(2)
(after taxes on distributions and sale of shares)(3)	1.50	12.44		8.47
Russell Midcap Value Index(4)	-1.42	17.92		11.24
Morningstar Mid-Cap Value Category Average	0.83	15.55		8.91

(1)	Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	During 2005, the Class experienced a significant withdrawal of monies. As the remaining shareholder held relatively small positions, the total return amounts expressed herein are greater than those that would have been experienced without the withdrawal. In addition, the Class experienced a reimbursement from the Manager relating to a prior period expense adjustment. The total return amounts expressed herein are greater than those that would have been experienced without the reimbursement.
(3)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(4)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

48 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Year Ended October 31, 2007	Class
Management Fees	0.65%
Other Expenses	0.02

Total Annual Fund Operating Expenses(1)	0.67%

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Examples
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$68	$214	$373	$835

Principal Investors Fund	RISK/RETURN SUMMARY 49
www.principal.com

MidCap S&P 400 Index Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive, rather than active, management style.

Main Strategies and Risks
Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor’s (“S&P”) MidCap 400 Index. The Sub-Advisor, PGI, attempts to mirror the investment performance of the Index by allocating the Fund’s assets in approximately the same weightings as the S&P MidCap 400. The S&P MidCap 400 is an unmanaged index of 400 common stocks of medium sized U.S. (and some Canadian) companies. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. As of December 31, 2007, the market capitalization range of the Index was between approximately $0.3 billion and $12.4 billion. Over the long-term, PGI seeks a very close correlation between performance of the Fund, before expenses, and that of the S&P MidCap 400. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Fund uses an indexing strategy and is not managed according to traditional methods of “active” investment management. Active management would include buying and selling securities based on economic, financial and investment judgment. Instead, the Fund uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, PGI focuses on tracking the S&P MidCap 400. PGI may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.

The correlation between Fund and Index performance may be affected by the Fund’s expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Fund shares. The Fund may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.

Because of the difficulty and expense of executing relatively small stock trades, the Fund may not always be invested in the less heavily weighted S&P MidCap 400 stocks. At times, the Fund’s portfolio may be weighted differently from the S&P MidCap 400, particularly if the Fund has a small level of assets to invest. In addition, the Fund’s ability to match the performance of the S&P MidCap 400 is affected to some degree by the size and timing of cash flows into and out of the Fund. The Fund is managed to attempt to minimize such effects.

PGI reserves the right to omit or remove any of the S&P MidCap 400 stocks from the Fund if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Fund if extraordinary events or financial conditions lead PGI to believe that it should not be a part of the Fund’s assets.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	MidCap Stock Risk
•	Market Segment (MidCap) Risk
•	Derivatives Risk
•	Securities Lending Risk

NOTE:	“Standard & Poor’s MidCap 400” and “S&P MidCap 400” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed by the Manager. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

50 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year(1)

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	17.77%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-16.70%

Average Annual Total Returns(%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	Life of Fund
Institutional Class	7.93	15.94	8.84
(after taxes on distributions)(2)	6.54	15.07	8.11
(after taxes on distributions and sale of shares)(2)	6.70	13.87	7.53
S&P MidCap 400 Index(3)	7.98	16.20	8.76
Morningstar Mid-Cap Blend Category Average	4.85	15.64	7.26

(1)	Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

Principal Investors Fund	RISK/RETURN SUMMARY 51
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Asset

Institutional
For The Period Ended October 31, 2007	Class
Management Fees	0.15%
Other Expenses	0.02

Total Annual Fund Operating Expenses(1)	0.17%

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$17	$55	$96	$217

52 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Partners MidCap Growth Fund
(effective 06/13/2008, this Fund will be known as MidCap Growth Fund III)

Sub-Advisor(s):	Turner Investment Partners, Inc.

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks
The Fund invests primarily in common stocks and other equity securities of U.S. companies with strong earnings growth potential. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell Midcap Growth Index (as of December 31, 2007 this range was between approximately $0.6 billion and $42.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may purchase securities issued as part of, or a short period after, companies’ initial public offerings and may at times dispose of those shares shortly after their acquisition.

The Fund invests in securities of companies that are diversified across economic sectors. It attempts to maintain sector concentrations that approximate those of its current benchmark, the Russell Midcap Growth Index. The Fund is not an index fund and does not limit its investment to the securities of issuers in the Russell Midcap Growth Index. The Fund may invest up to 25% of its assets in securities of foreign companies.

Turner selects stocks that it believes have strong earnings growth potential. Turner invests in companies with strong earnings dynamics, and sells those with deteriorating earnings prospects. Turner believes forecasts for market timing and sector rotation are unreliable and introduce an unacceptable level of risk. As a result, under normal market conditions the Fund is fully invested.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Small Company Risk
•	Derivatives Risk
•	Growth Stock Risk
•	Initial Public Offerings Risk
•	Underlying Fund Risk
•	Market Segment (MidCap) Risk
•	Active Trading Risk
•	MidCap Stock Risk
•	Securities Lending Risk

Principal Investors Fund	RISK/RETURN SUMMARY 53
www.principal.com

Turner has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year(1)

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	24.96%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’01	-31.34%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	Life of Fund
Institutional Class	24.60	19.93	2.25
(after taxes on distributions)(2)	23.40	19.57	2.03
(after taxes on distributions and sale of shares)(2)	17.60	17.68	1.92
Russell Midcap Growth Index(3)	11.43	17.90	4.05
Morningstar Mid-Cap Growth Category Average	15.09	16.33	2.88

(1)	Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. Advisor Preferred shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

54 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Period Ended October 31, 2007	Class
Management Fees	0.99%
Other Expenses	0.01

Total Annual Fund Operating Expenses(1)	1.00%

(1)	Expense information has been restated to reflect current fees. Effective October 31, 2007, the Fund’s management fees were decreased. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$102	$318	$552	$1,225

Principal Investors Fund	RISK/RETURN SUMMARY 55
www.principal.com

Partners MidCap Growth Fund I
(effective 06/13/2008, this Fund will be known as MidCap Growth Fund I)

Sub-Advisor(s):	Mellon Capital Management Corporation (“Mellon Capital”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth and willing to accept the potential for short-term fluctuations in the value of their investments.

Main Strategies and Risks
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap® Growth Index (as of December 31, 2007, this range was between approximately $0.6 billion and $42.1 billion)) at the time of purchase. In the view of Mellon Capital, many medium-sized companies:

•	are in fast growing industries,
•	offer superior earnings growth potential, and
•	are characterized by strong balance sheets and high returns on equity.

The Fund may also hold investments in large and small capitalization companies, including emerging and cyclical growth companies. The Fund may invest up to 25% of its net assets in securities of foreign companies, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Mellon Capital uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. The securities held are generally characterized by strong earnings momentum measures and higher expected earnings per share growth.

The valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings “buy,” “sell,” or “hold.” The decision to buy, sell or hold is made by Mellon Capital based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security. In addition, Mellon Capital manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry.

The Fund may purchase securities issued as part of, or a short period after, companies’ initial public offerings and may at times dispose of those shares shortly after their acquisition.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Derivatives Risk
•	Growth Stock Risk
•	MidCap Stock Risk
•	Securities Lending Risk
•	Market Segment (MidCap) Risk
•	Initial Public Offerings Risk
•	Emerging Market Risk

56 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year

Highest return for a quarter during the period of the bar chart above:	Q4 ’04	12.89%
Lowest return for a quarter during the period of the bar chart above:	Q2 ’06	-4.12%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	Life of Fund
Institutional Class	10.91	11.44
(after taxes on distributions)(2)	8.06	9.66
(after taxes on distributions and sale of shares)(2)	8.45	9.26
Russell Midcap Growth Index(3)	11.43	12.43
Morningstar Mid-Cap Growth Category Average	15.09	11.62

(1)	Lifetime results are measured from the date the Institutional Class shares were first sold (December 29, 2003).

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

Principal Investors Fund	RISK/RETURN SUMMARY 57
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Year Ended October 31, 2007	Class
Management Fees	1.00%
Other Expenses	0.01

Total Annual Fund Operating Expenses(1)	1.01%

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$103	$322	$558	$1,236

58 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Partners MidCap Growth Fund II
(effective 06/13/2008, this Fund will be known as MidCap Growth Fund II)

Sub-Advisor(s):	Jacobs Levy Equity Management, Inc. (“Jacobs Levy”) and MacKay Shields LLC (“MacKay Shields”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks
The Fund normally invests at least 80% of the Fund’s assets in securities of companies with medium market capitalizations (those with market capitalizations similar to the market capitalizations of companies in the Russell Midcap Growth Index). A company’s market capitalization is based on its current market capitalization or its market capitalization at the time of the Fund’s investment. Companies whose capitalization no longer meets this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 80% policy. The size of the companies in the Index changes with market conditions and the composition of the Index (as of December 31, 2007, this range was between approximately $0.6 billion and $42.1 billion for the Russell Midcap Growth Index).

Jacobs Levy selects stocks using a growth oriented investment approach based on proprietary research that attempts to detect and take advantage of market inefficiencies. Its approach combines human insight and intuition, finance and behavioral theory, and quantitative and statistical methods in a proprietary process it refers to as “disentangling.” The disentangling process evaluates various market inefficiencies simultaneously, isolating each potential source of return.

Jacobs Levy believes that disentangling provides more reliable predictions of future stock price behavior than simple single-factor analyses. Security valuation entails sophisticated modeling of large numbers of stocks and proprietary factors based on reasonable, intuitive relationships. The firm examines a wide range of data, including balance sheets and income statements, analyst forecasts, corporate management signals, economic releases, and security prices.

MacKay Shields invests in growth stocks by utilizing a bottom-up approach that combines time-tested fundamental multi-factor screens with hands-on fundamental research. MacKay Shields looks to capitalize on evolving growth trends while adhering to risk controls. As a result of its process, MacKay Shields seeks to invest primarily in companies with a history of increasing earnings and sales at a rate that is generally higher than that of average companies. MacKay Shields process leads to a diversified portfolio. The Fund may engage in the lending of portfolio securities and may invest in securities of foreign issuers. The Fund may also use various techniques, such as buying and selling exchange traded funds, to increase or decrease exposure to changing security prices or other factors that affect security value.

MacKay Shields maintains a flexible approach toward investing in various types of companies as well as multiple types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets. MacKay Shields may invest in any securities that, in its judgment, are ready for a rise in price, or are expected to undergo an acceleration in growth of earnings. The latter could occur because of special factors, such as new management, new products, changes in consumer demand, and changes in the economy.

MacKay Shields may sell a stock if the stock’s earnings growth rate decelerates, if its valuation is deemed too high in relation to its growth rate or to its peer group or if, in general, MacKay Shields does not believe that the security will help the Fund meet its investment objective.

Principal determines the portion of the Fund’s assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors,

Principal Investors Fund	RISK/RETURN SUMMARY 59
www.principal.com

including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisors’ firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Growth Stock Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Derivatives Risk
•	Active Trading Risk
•	Mid Cap Stock Risk
•	Small Company Risk
•	Market Segment (Mid Cap) Risk
•	Initial Public Offerings Risk
•	Securities Lending Risk

Jacobs Levy has been the Fund’s Sub-Advisor since January 2, 2008. MacKay Shields has been the Fund’s Sub-Advisor since January 2, 2008.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year

Highest return for a quarter during the period of the bar chart above:	Q1 ’06	10.87%
Lowest return for a quarter during the period of the bar chart above:	Q2 ’06	-6.56%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	Life of Fund
Institutional Class	1.87	8.07
(after taxes on distributions)(2)	-0.79	6.13
(after taxes on distributions and sale of shares)(2)	1.63	5.98
Russell Midcap Growth Index(3)	11.43	11.39
Morningstar Mid-Cap Growth Category Average	15.09	11.18

(1)	Lifetime results are measured from the date the Institutional Class shares were first sold (December 29, 2004).

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

60 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Period Ended October 31, 2007	Class
Management Fees	1.00%
Other Expenses	0.01

Total Annual Fund Operating Expenses(1)	1.01%

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$103	$322	$558	$1,236

Principal Investors Fund	RISK/RETURN SUMMARY 61
www.principal.com

Partners MidCap Value Fund
(effective 06/13/2008, this Fund will be known as MidCap Value Fund II)

Sub-Advisor(s):	Neuberger Berman Management, Inc. (“Neuberger Berman”) and Jacobs Levy Equity Management, Inc. (“Jacobs Levy”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.

Main Strategies and Risks
The Fund invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with a medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap® Value Index (as of December 31, 2007, this range was between approximately $0.5 billion and $42.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. Companies may range from the well-established and well-known to the new and unseasoned. The Fund may invest up to 25% of its assets in securities of foreign companies.

Each of the Sub-Advisors selects stocks using a value oriented investment approach.

Neuberger Berman identifies value stocks in several ways. Factors it considers in identifying value stocks may include:

•	strong fundamentals, such as a company’s financial, operational, and competitive positions;
•	consistent cash flow; and
•	a sound earnings record through all phases of the market cycle.

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value. This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive.

Jacobs Levy selects stocks by using proprietary research that attempts to detect and take advantage of market inefficiencies. Its approach combines human insight and intuition, finance and behavioral theory, and quantitative and statistical methods in a proprietary process it refers to as “disentangling.” The disentangling process evaluates various market inefficiencies simultaneously, isolating each potential source of return. Jacobs Levy believes that disentangling provides more reliable predictions of future stock price behavior than simple single-factor analyses. Security valuation entails sophisticated modeling of large numbers of stocks and proprietary factors based on reasonable, intuitive relationships. The firm examines a wide range of data, including balance sheets and income statements, analyst forecasts, corporate management signals, economic releases, and security prices.

The Fund may purchase securities issued as part of, or a short period after, companies’ initial public offerings and may at times dispose of those shares shortly after their acquisition.

Principal determines the portion of the Fund’s assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor’s firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

62 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Small Company Risk
•	Initial Public Offerings Risk
•	Value Stock Risk
•	MidCap Stock Risk

•	Market Segment (MidCap) Risk

•	Securities Lending Risk

Neuberger Berman has been the Fund’s Sub-Advisor since December 6, 2000. Jacobs Levy has been the Fund’s Sub-Advisor since June 30, 2006.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year

Highest return for a quarter during the period of the bar chart above:	Q4 ’03	14.72%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-14.42%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	Life of Fund
Institutional Class	-1.86	15.55	9.83
(after taxes on distributions)(2)	-4.55	13.81	8.64
(after taxes on distributions and sale of shares)(2)	0.00	13.13	8.26
Russell Midcap Value Index(3)	-1.42	17.92	11.24
Morningstar Mid-Cap Value Category Average	0.83	15.55	8.91

(1)	Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

Principal Investors Fund	RISK/RETURN SUMMARY 63
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Year Ended October 31, 2007	Class
Management Fees	0.99%
Other Expenses	0.01

Total Annual Fund Operating Expenses(1)	1.00%

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$102	$318	$552	$1,225

64 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Partners MidCap Value Fund I
(effective 06/13/2008, this Fund will be known as MidCap Value Fund I)

Sub-Advisor(s):	Goldman Sachs Asset Management, L.P. (“GSAM”) and Los Angeles Capital Management and Equity Research, Inc. (“LA Capital”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.

Main Strategies and Risks
Under normal market circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of equity investments in mid-cap issuers with a medium market capitalization (those with market capitalizations similar to companies in the Russell MidCap Value Index (as of December 31, 2007, the range was between approximately $0.5 billion and $42.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The Fund may invest up to 25% of its net assets in securities of foreign companies, including securities of issuers in emerging countries and securities quoted in foreign currencies.

GSAM selects stocks using a value oriented investment approach. GSAM evaluates securities using fundamental analysis and intends to purchase equity investments that are, in its view, underpriced relative to a combination of such company’s long-term earnings prospects, growth rate, free cash flow and/or dividend-paying ability. Consideration will be given to the business quality of the issuer. Factors positively affecting GSAM’s view of that quality include the competitiveness and degree of regulation in the markets in which the company operates, the existence of a management team with a record of success, the position of the company in the markets in which it operates, the level of the company’s financial leverage and the sustainable return on capital invested in the business. The Fund may also purchase securities of companies that have experienced difficulties and that, in the opinion of GSAM, are available at attractive prices.

LA Capital employs a quantitative approach for selecting securities it believes are favored in the current market environment. The firm’s proprietary Dynamic Alpha Model seeks to identify investor preferences for specific risk characteristics by analyzing valuation, income statement, balance sheet, industry and market-based factors. Expected returns are calculated for a universe of medium capitalization securities based on a security’s exposure and the Model’s expected return for each factor.

The portion of the Fund’s assets managed by LA Capital are diversified across industries, common risk factors and companies. Through an optimization process, LA Capital seeks to control portfolio risks and implementation costs while striving to generate consistent results versus the Russell MidCap Value Index. Portfolio returns and risks are monitored daily by the investment team. Each month, the firm’s Portfolio Review Committee formally reviews the portfolio for compliance with investment objectives and guidelines.

Principal determines the portion of the Fund’s assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor’s firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

Principal Investors Fund	RISK/RETURN SUMMARY 65
www.principal.com

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Emerging Markets Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Small Company Risk
•	Derivatives Risk
•	Value Stock Risk
•	MidCap Stock Risk
•	Equity Securities Risk
•	Securities Lending Risk
•	Market Segment (MidCap) Risk
•	Initial Public Offerings Risk
•	Sector Risk
•	Underlying Fund Risk

GSAM has been the Fund’s Sub-Advisor since December 29, 2003. LA Capital was added as an additional Sub-Advisor on October 3, 2005.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year

Highest return for a quarter during the period of the bar chart above:	Q4 ’04	12.82%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’07	-3.26%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	Life of Fund
Institutional Class (before taxes)	2.49	13.77
(after taxes on distributions)(2)	0.21	12.24
(after taxes on distributions and sale of shares)(2)	3.59	11.56
Russell Midcap Value Index(3)	-1.42	13.36
Morningstar Mid-Cap Value Category Average	0.83	10.64

(1)	Lifetime results are measured from the date the Institutional Class shares were first sold (December 29, 2003).

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

66 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Year Ended October 31, 2007	Class
Management Fees	0.99%
Other Expenses	0.01

Total Annual Fund Operating Expenses(1)	1.00%

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$102	$318	$552	$1,225

Principal Investors Fund	RISK/RETURN SUMMARY 67
www.principal.com

Partners SmallCap Blend Fund
(effective 06/13/2008, this Fund will be known as SmallCap Blend Fund I)

Sub-Advisor(s):	Mellon Capital Management Corporation (“Mellon Capital”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

Main Strategies and Risks
The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Standard and Poor’s SmallCap 600 Index (as of December 31, 2007, this range was between approximately $0.06 billion and $4.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

In selecting investments for the Fund, the Sub-Advisor, Mellon Capital, uses a disciplined investment process that combines fundamental analysis and risk management with a multi-factor model that searches for undervalued stocks. A common definition of an undervalued stock is one selling at a low price relative to its profits and prospective earnings growth. The stock evaluation process uses several different characteristics, including changes in earnings estimates and change in price-to-earnings ratios, in an attempt to identify value among individual stocks.

Rather than using broad economic or market trends, stocks are selected on a company by company basis. To ensure ample diversification, the portfolio’s assets are allocated among industries and economic sectors in similar proportions to those of the Index. The portfolio is generally kept broadly diversified in an attempt to capture opportunities that may be realized quickly during periods of above-average market volatility. By maintaining such a diversified stance, stock selection drives the Fund’s performance.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Growth Stock Risk
•	Foreign Securities Risk
•	Market Segment (Small Cap and Mid Cap) Risk
•	Active Trading Risk
•	Value Stock Risk
•	Exchange Rate Risk
•	Securities Lending Risk
•	MidCap Stock Risk
•	Initial Public Offerings Risk
•	Small Company Risk

68 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	22.12%
Lowest return for a quarter during the period of the bar chart above:	Q4 ’07	-6.21%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Year	Life of Fund
Institutional Class (before taxes)	-1.88	14.42	14.44
(after taxes on distributions)(2)	-4.83	12.31	12.33
(after taxes on distributions and sale of shares)(2)	0.49	11.78	11.79
S&P SmallCap 600 Index(3)	-0.30	16.04	16.04
Morningstar Small Blend Category Average	-1.10	15.72	15.61

(1)	Lifetime results are measured from the date the Institutional Class shares were first sold (December 30, 2002).

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

Principal Investors Fund	RISK/RETURN SUMMARY 69
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Year Ended October 31, 2007	Class
Management Fees	1.00%
Other Expenses	0.01

Total Annual Fund Operating Expenses(1)	1.01%

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$103	$322	$558	$1,236

70 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Partners SmallCap Growth Fund I
(effective 06/13/2008, this Fund will be known as SmallCap Growth Fund I)

Sub-Advisor(s):	AllianceBernstein L.P. (“AllianceBernstein”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks
Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of: 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index (as of December 31, 2007, the range was between approximately $0.05 and $8.4 billion)) at the time of purchase. The Fund seeks to reduce risk by diversifying among many companies and industries. In addition, the Fund may invest up to 25% of its assets in securities of foreign companies. The Fund may purchase securities issued as part of, or a short period after, companies’ initial public offerings and may at times dispose of those shares shortly after their acquisition.

The Sub-Advisor, AllianceBernstein, employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, it looks for fast-growing companies with above average sales growth and competitive returns on equity relative to their peers. In doing so, AllianceBernstein analyzes such factors as:

•	Earnings growth potential relative to competitors
•	Market share and competitive leadership of the company’s products
•	Quality of management
•	Financial condition (such as debt to equity ratio)
•	Valuation in comparison to a stock’s own historical norms and the stocks of other small-cap companies

AllianceBernstein follows a disciplined selling strategy and may sell a stock when it fails to perform as expected or when other opportunities appear more attractive.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Market Segment (Mid Cap and Small Cap) Risk
•	Derivatives Risk
•	Growth Stock Risk
•	Small Company Risk
•	Securities Lending Risk
•	Initial Public Offerings Risk
•	MidCap Stock Risk
•	Underlying Fund Risk

Principal Investors Fund	RISK/RETURN SUMMARY 71
www.principal.com

AllianceBernstein became Sub-Advisor to the Fund on March 29, 2003.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	27.26%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’01	-26.55%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	Life of Fund
Institutional Class	13.97	17.54	2.56
(after taxes on distributions)(2)	12.16	17.03	2.24
(after taxes on distributions and sale of shares)(2)	10.40	15.40	2.13
Russell 2000 Growth Index(3)	7.05	16.50	4.47
Morningstar Small Growth Category Average	7.59	15.63	4.26

(1)	Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

72 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Year Ended October 31, 2007	Class
Management Fees	1.10%
Other Expenses	0.02

Total Annual Fund Operating Expenses(1)	1.12%

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$114	$356	$617	$1,363

Principal Investors Fund	RISK/RETURN SUMMARY 73
www.principal.com

Partners SmallCap Growth Fund II
(effective 06/13/2008, this Fund will be known as SmallCap Growth Fund II)

Sub-Advisor(s):	UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), Emerald Advisers, Inc. (“Emerald”), and Essex Investment Management Company, LLC (“Essex”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks
The Fund pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index (as of December 31, 2007, this range was between approximately $0.05 billion and $8.4 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies. The Fund may purchase securities issued as part of, or a short period after, companies’ initial public offerings and may at times dispose of those shares shortly after their acquisition.

UBS Global AM seeks to invest in companies that possess dominant market positions or franchises, a major technical edge, or a unique competitive advantage. To this end, UBS Global AM considers earnings revision trends, positive stock price momentum, and sales acceleration when selecting securities. The Fund may also invest in securities of emerging growth companies which are companies that UBS Global AM expects to experience above average earnings or cash flow growth or meaningful changes in underlying asset values. Investments in equity securities may include common stock and preferred stock.

UBS Global AM may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

Utilizing fundamental analysis, Emerald seeks to invest in the common stock of companies with distinct competitive advantages, strong management teams, leadership positions, high revenue and earnings growth rates versus peers, differentiated growth drivers and limited sell-side research.

Essex selects stocks of companies that are exhibiting improving business fundamentals and that Essex believes are undervalued relative to each company’s future growth potential. Ordinarily, the Fund will invest in companies from all sectors of the market based on Essex’s fundamental research and analysis of various characteristics, including financial statements, sales and expense trends, earnings estimates, market position of the company and industry outlook. Essex uses earnings models to value a company against its own history, the industry and the market to identify securities that are undervalued relative to their future growth potential. Ordinarily, the Fund will sell a stock if the business fundamentals demonstrate a significant deterioration, or if the valuation is no longer attractive relative to Essex’s long-term growth expectations.

74 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Principal determines the portion of the Fund’s assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor’s firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Derivatives Risk
•	Growth Stock Risk
•	Small Company Risk
•	Securities Lending Risk
•	Market Segment (SmallCap) Risk
•	Initial Public Offerings Risk
•	MidCap Stock Risk

UBS Global AM became the Fund’s Sub-Advisor on April 22, 2002. Emerald was added as an additional Sub-Advisor on September 1, 2004. Essex was added as an additional Sub-Advisor on June 30, 2006.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	29.90%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’01	-31.17%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	Life of Fund
Institutional Class	5.81	14.76	0.67

(after taxes on distributions)(2)	4.74	13.98	0.18
(after taxes on distributions and sale of shares)(2)	4.81	12.88	0.50
Russell 2000 Growth Index(3)	7.05	16.50	4.47
Morningstar Small Growth Category Average	7.59	15.63	4.26

(1)	Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3) Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

Principal Investors Fund	RISK/RETURN SUMMARY 75
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Year Ended October 31, 2007	Class
Management Fees	0.99%
Other Expenses	0.01

Total Annual Fund Operating Expenses(1)	1.00%

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have changed effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$102	$318	$552	$1,225

76 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Partners SmallCap Growth Fund III
(effective 06/13/2008, this Fund will be known as SmallCap Growth Fund III)

Sub-Advisor(s):	Mazama Capital Management, Inc. (“Mazama”) and Columbus Circle Investors (“CCI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks
The Fund pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of companies with small market capitalizations (those with market capitalizations similar to the companies in the Russell 2500 Growth Index (as of December 31, 2007, the range was between approximately $0.05 billion and $20.6 billion)), at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

Mazama manages its allocated portion of the Fund’s portfolio using a bottom-up approach to security selection. The firm utilizes a proprietary model as the framework for security selection and portfolio construction decisions. Mazama’s security selection process begins by screening a universe of over 1,500 companies within the market capitalization range of the securities in the Russell 2500 Growth Index for desirable financial characteristics. Mazama employs a proprietary price/performance model to identify a group of 300 to 400 companies that, in its judgment, may represent attractive investment opportunities. The model takes into account both quantitative and qualitative factors in order to identify companies that meet certain criteria. These factors include: (i) the quality of management and key personnel; (ii) the company’s ability to meet or exceed earnings estimates; (iii) estimated return on equity divided by a company’s forward price-to-earnings ratio; and (iv) estimated earnings growth divided by a company’s forward price-to-earnings ratio. Companies passing the initial screening are further analyzed by Mazama using rigorous fundamental analysis.

Mazama’s determination to sell a security from the Fund’s portfolio is based on either a deterioration in the company’s fundamentals or by a reduction in ranking due to price appreciation which is then reflected in a lower Price/ Performance Model score.

The Sub-Advisor, CCI, uses a bottom-up approach (focusing on individual stock selection rather than forecasting stock market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on the premise that companies doing better than expected will have rising securities prices, while companies producing less than expected results will not. CCI refers to its discipline as positive momentum and positive surprise.

Through in-depth analysis of company fundamentals in the context of the prevailing economic environment, CCI’s team of investment professionals selects companies that meet the criteria of positive momentum in a company’s progress and positive surprise in reported results.

Principal determines the portion of the Fund’s assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor’s firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

Principal Investors Fund	RISK/RETURN SUMMARY 77
www.principal.com

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Growth Stock Risk
•	Foreign Securities Risk
•	Market Segment (SmallCap and MidCap) Risk
•	MidCap Stock Risk
•	Small Company Risk
•	Underlying Fund Risk
•	Securities Lending Risk
•	Exchange Rate Risk
•	Initial Public Offerings Risk

Mazama has been the Fund’s Sub-Advisor since June 1, 2004. CCI was added as an additional Sub-Advisor on December 15, 2006.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year

Highest return for a quarter during the period of the bar chart above:	Q1 ’06	11.92%
Lowest return for a quarter during the period of the bar chart above:	Q2 ’06	-11.11%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	Life of Fund
Institutional Class	5.25	10.29
(after taxes on distributions)(2)	3.22	8.34
(after taxes on distributions and sale of shares)(2)	4.36	7.90
Russell 2500 Growth Index(3)	9.69	11.56
Morningstar Small Growth Category Average	7.59	9.92

(1)	Lifetime results are measured from the date the Institutional Class shares were first sold (June 1, 2004).

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

78 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For The Year Ended October 31, 2007
Management Fees	1.10%
Other Expenses	0.01

Total Annual Fund Operating Expenses(1)	1.11%

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Examples
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$113	$353	$612	$1,352

Principal Investors Fund	RISK/RETURN SUMMARY 79
www.principal.com

Partners SmallCap Value Fund
(effective 06/13/2008, this Fund will be known as SmallCap Value Fund III)

Sub-Advisor(s):	Ark Asset Management Co., Inc. (“Ark Asset”) and Los Angeles Capital Management and Equity Research, Inc. (“LA Capital”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

Main Strategies and Risks
The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Value Index (as of December 31, 2007, this range was between approximately $0.03 billion and $6.1 billion) or up to $2 billion, whichever is greater,) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign corporations. The Fund may purchase securities issued as part of, or a short period after, companies’ initial public offerings and may at times dispose of those shares shortly after their acquisition.

Ark Asset combines a systematic quantitative approach with traditional fundamental analysis to identify attractive small cap value companies. The firm uses proprietary computer models that incorporate data from several sources to identify securities that provide believes to be favorable investment opportunities. These models include traditional measures of value as well as earning expectations and are combined with a fundamental overlay to determine the relative attractiveness of each security in the research universe. Stocks with the highest overall ranking are considered for inclusion in the Fund’s portfolio and undergo a thorough fundamental analysis. Ark Asset considers selling a stock in the Fund’s portfolio if a) its quantitative ranking has fallen to the bottom 40% of the research universe and/or it becomes less attractive because of deteriorating current fundamentals or declining earnings expectations; or b) analysis indicates the risk/reward opportunity of a new investment is more favorable. To minimize risk and increase diversification, Ark Asset generally allocates Fund assets among economic sectors to within five percentage points (on an absolute basis) of that economic sector’s percentage weighting in the Russell 2000 Index.

LA Capital employs a quantitative approach in selecting securities it believes are favored in the current market environment. The firm’s proprietary Dynamic Alpha Model seeks to identify investor preferences for specific risk characteristics by analyzing valuation, income statement, balance sheet, industry and market-based factors. Expected returns are calculated for a universe of small capitalization securities based on a security’s exposure, and the Model’s expected return for each factor.

The portion of the Fund’s assets managed by LA Capital are diversified across industries, common risk factors and companies. Through an optimization process, LA Capital seeks to control portfolio risks and implementation costs while striving to generate consistent results versus the Russell 2000 Value Index. Portfolio returns and risks are monitored daily by the investment team. Each month, the firm’s Portfolio Review Committee formally reviews the portfolio for compliance with investment objectives and guidelines.

Principal determines the portion of the Fund’s assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor’s firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

80 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	MidCap Stock Risk
•	Value Stock Risk
•	Small Company Risk
•	Securities Lending Risk
•	Market Segment (SmallCap) Risk
•	Initial Public Offerings Risk

Ark Asset has been Sub-Advisor to the Fund since its inception on March 1, 2001. LA Capital was added as an additional Sub-Advisor on September 1, 2004.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform the future.

Calendar Year Total Returns (%) as of 12/31 each year

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	19.42%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-20.90%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	Life of Fund
Institutional Class	-7.40	13.09	10.00
(after taxes on distributions)(2)	-11.12	11.32	8.62
(after taxes on distributions and sale of shares)(2)	-0.23	11.52	8.74
Russell 2000 Value Index(3)	-9.78	15.80	11.07
Morningstar Small Value Category Average	-6.08	14.58	10.62

(1)	Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3) Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

Principal Investors Fund	RISK/RETURN SUMMARY 81
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Year Ended October 31, 2007	Class
Management Fees	1.00%
Other Expenses	0.02

Total Annual Fund Operating Expenses(1)	1.02%

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$104	$325	$563	$1,248

82 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Partners SmallCap Value Fund I
(effective 06/13/2008, this Fund will be known as SmallCap Value Fund I)

Sub-Advisor(s):	Mellon Capital Management Corporation (“Mellon Capital”) and J.P. Morgan Investment Management, Inc. (“J.P. Morgan”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth and willing to accept volatile fluctuations in the value of their investment.

Main Strategies and Risks
The Fund invests primarily in a diversified group of equity securities of U.S. companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000® Value Index (as of December 31, 2007, this range was between approximately $0.03 billion and $6.1 billion)) at the time of purchase. Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of such companies. Emphasis is given to those companies that exhibit value characteristics. Up to 25 of the Fund’s assets may be invested in foreign securities. The Fund may also purchase securities issued as part of, or a short period after, companies’ initial public offerings (“IPOs”), and may at times dispose of those shares shortly after their acquisition.

J.P. Morgan uses a combination of quantitative and fundamental research, and then implements a disciplined portfolio construction process to build a portfolio. It seeks to enhance returns and reduce the volatility in the value of the Fund relative to that of the U.S. small company value universe, represented by the Russell 2000® Value Index. J.P. Morgan continuously screens the small company universe to identify those companies that exhibit favorable valuation and momentum factor rankings. J.P. Morgan ranks these companies within economic sectors according to their relative attractiveness. J.P. Morgan then selects for purchase the companies it feels to be most attractive within each economic sector.

Under normal market conditions, the portion of the Fund sub-advised by J.P. Morgan will have sector weightings comparable to that of the U.S. small company value universe though it may under or over-weight selected economic sectors. In addition, as a company moves out of the market capitalization range of the small company universe, it generally becomes a candidate for sale.

The portion of the Fund managed by J.P. Morgan seeks to provide full exposure to the equity market by investing in derivative securities such as index futures that reduce the impact of cash positions on performance relative to the benchmark.

In selecting investments for the Fund, Mellon Capital uses a disciplined investment process that combines fundamental analysis and risk management with a multi-factor model that searches for undervalued stocks. Undervalued stocks are those selling at a low price relative to their profits and prospective earnings growth. The stock evaluation process uses several different characteristics, including changes in earnings estimates and change in price-to-earnings ratios, in an attempt to identify value among individual stocks.

Rather than using broad economic or market trends, Mellon Capital selects stocks on a company-by-company basis. To ensure ample diversification, the portion of the Fund’s assets managed by Mellon Capital are allocated among industries and economic sectors in similar proportions to those of the Index. The portfolio is generally kept broadly diversified in an attempt to capture opportunities that may be realized quickly during periods of above-average market volatility. By maintaining such a diversified stance, stock selection drives performance.

Since the Fund has a long-term investment perspective, Mellon Capital does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading.

Principal Investors Fund	RISK/RETURN SUMMARY 83
www.principal.com

Principal determines the portion of the Fund’s assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor’s firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	MidCap Stock Risk
•	Derivatives Risk
•	Value Stock Risk
•	Small Company Risk
•	Underlying Fund Risk
•	Market Segment (SmallCap) Risk
•	Initial Public Offerings Risk
•	Sector Risk
•	Securities Lending Risk

J.P. Morgan has been the Fund’s Sub-Advisor since December 30, 2002. Mellon Capital was added as an additional Sub- Advisor on August 8, 2005.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	23.26%
Lowest return for a quarter during the period of the bar chart above:	Q4 ’07	-7.95%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 year	Life of Fund
Institutional Class (before taxes)	-9.35	16.16	16.32
(after taxes on distributions)(2)	-10.96	14.61	14.76
(after taxes on distributions and sale of shares)(2)	-4.89	13.75	13.89
Russell 2000 Value Index(3)	-9.78	15.80	15.80
Morningstar Small Value Category Average	-6.08	14.80	14.87

(1)	Lifetime results are measured from the date the Institutional Class shares were first sold (December 30, 2002).

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

84 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Year Ended October 31, 2007	Class
Management Fees	1.00%
Other Expenses	0.01

Total Annual Fund Operating Expenses(1)	1.01%

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$103	$322	$558	$1,236

Principal Investors Fund	RISK/RETURN SUMMARY 85
www.principal.com

Partners SmallCap Value Fund II
(effective 06/13/2008, this Fund will be known as SmallCap Value Fund II)

Sub-Advisor(s):	Dimensional Fund Advisors (“Dimensional”) and Vaughan Nelson Investment Management, LP (“Vaughan Nelson”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth and willing to accept volatile fluctuations in the value of their investment.

Main Strategies and Risks
As a non-fundamental policy, under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of small market capitalization companies. Up to 25% of the Fund’s assets may be invested in foreign securities.

Dimensional invests Fund assets primarily in a diversified group of equity securities of small U.S. companies which Dimensional believes to be value stocks at the time of purchase. As of the date of this Prospectus, Dimensional considers small companies to be companies whose market capitalizations are generally in the lowest 10% of total market capitalization or companies whose market capitalizations are smaller than the 1,000th largest U.S. company, whichever results in the higher market capitalization break. Under Dimensional’s market capitalization guidelines described above, as of December 31, 2007, the market capitalization of a small cap company was defined by the 10% market capitalization guideline, which was $2.46 billion or below. This dollar amount will change due to market conditions. When implementing its strategy, Dimensional will, as of the date of the Prospectus, generally purchase securities of companies that are in the lowest 8% of total market capitalization but may also purchase securities of companies above this range that are considered small cap companies under Dimensional’s market capitalization guidelines.

Dimensional considers a security to be a value stock primarily because the company’s shares have a high book value in relation to their market value (a “book to market ratio”). In assessing value, Dimensional may consider additional factors such as price to cash flow or price-to-earnings ratios, as well as economic conditions and developments in the issuer’s industry. The criteria Dimensional uses for assessing value are subject to change from time-to-time.

Dimensional uses a market capitalization weighted approach in determining individual security weights. Market capitalization weighting means each security is generally purchased based on the issuer’s relative market capitalization. Market capitalization weighting will be adjusted by Dimensional for a variety of factors. Dimensional may consider such factors as free float, momentum, trading strategies, liquidity management and other factors determined to be appropriate by Dimensional given market conditions. Dimensional may deviate from market capitalization weighting to limit or fix the exposure of the Fund to a particular issuer to a maximum proportion of the assets of the Fund. Dimensional may exclude the stock of a company that meets applicable market capitalization criterion if adjustments will result in a deviation from traditional market capitalization weighting.

Vaughan Nelson considers U.S. companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Value Index (as of December 31, 2007, this range was between approximately $0.03 billion and $6.1 billion)) at the time of purchase. Under normal market conditions, the portion of the Fund sub-advised by Vaughan Nelson invests at least 80% of its assets in equity securities of such companies.

Vaughan Nelson invests in small capitalization companies with a focus on absolute return using a bottom-up value oriented investment process. Vaughan Nelson seeks companies with the following characteristics, although not all of the companies it selects will have these attributes:

•	companies earning a positive economic margin with stable-to-improving returns;
•	companies valued at a discount to their asset value; and
•	companies with an attractive dividend yield and minimal basis risk.

86 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

In selecting investments, Vaughan Nelson generally employs the following strategy:

•	value driven investment philosophy that selects stocks selling at attractive values based upon anticipated fundamentals of the business. Vaughan Nelson selects companies that it believes are out-of-favor or misunderstood.
•	Vaughan Nelson starts with an investment universe of 5,000 securities, then, using value-driven screens, creates a research universe of companies with market capitalizations of at least $100 million;
•	uses fundamental analysis to construct a portfolio of securities that Vaughan Nelson believes has an attractive return potential.

Vaughan Nelson will generally sell a stock when it reaches Vaughan Nelson’s price target, when the issuer shows a deteriorating financial condition, or when it has repeated negative earnings surprises.

Principal determines the portion of the Fund’s assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor’s firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Value Stock Risk
•	Foreign Securities Risk
•	Market Segment (SmallCap and MidCap) Risk
•	MidCap Stock Risk
•	Small Company Risk
•	Exchange Rate Risk
•	Equity Securities Risk
•	Initial Public Offerings Risk
•	Derivatives Risk
•	Securities Lending Risk

Dimensional has been the Fund’s Sub-Advisor since June 1, 2004. Vaughan Nelson was added as an additional Sub-Advisor as of October 3, 2005.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year

Highest return for a quarter during the period of the bar chart above:	Q1 ’06	13.94%
Lowest return for a quarter during the period of the bar chart above:	Q4 ’07	-7.56%

Principal Investors Fund	RISK/RETURN SUMMARY 87
www.principal.com

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	Life of Fund
Institutional Class	-8.97	9.58
(after taxes on distributions)(2)	-11.42	7.56
(after taxes on distributions and sale of shares)(2)	-3.52	7.62
Russell 2000 Value Index(3)	-9.78	9.62
Morningstar Small Value Category Average	-6.08	9.04

(1)	Lifetime results are measured from the date the Institutional Class shares were first sold (June 1, 2004).

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Year Ended October 31, 2007	Class
Management Fees	1.00%
Other Expenses	0.01

Total Annual Fund Operating Expenses(1)	1.01%

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$103	$322	$558	$1,236

88 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

SmallCap Blend Fund
(Closed to new investors as of September 1, 2007)

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

Main Strategies and Risks
The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000® Index (as of December 31, 2007, this range was between approximately $0.03 billion and $8.4 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

In selecting securities for investment, PGI looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a “blend” of stocks with these characteristics. In managing the assets of the Fund, PGI does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.

The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent out-performance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

PGI may purchase securities issued as part of, or a short period after, companies’ initial public offerings (“IPOs”), and may at times dispose of those shares shortly after their acquisition.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risks
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Small Company Risk
•	Derivatives Risk
•	Growth Stock Risk
•	Active Trading Risk
•	Securities Lending Risk
•	Market Segment (SmallCap) Risk
•	Value Stock Risk
•	Initial Public Offerings Risk

Principal Investors Fund	RISK/RETURN SUMMARY 89
www.principal.com

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year(1)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	19.83%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-16.14%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	Life of Fund
Institutional Class	2.00	16.31	10.38
(after taxes on distributions)(2)	0.40	15.25	9.61
(after taxes on distributions and sale of shares)(2)	2.69	14.21	9.00
Russell 2000 Index(3)	-1.57	16.25	8.14
Morningstar Small Blend Category Average	-1.10	15.72	8.97

(1)	Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expense of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

90 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expense that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Year Ended October 31, 2007	Class
Management Fees	0.75%
Other Expenses	0.01

Total Annual Fund Operating Expenses(1)	0.76%

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$78	$243	$422	$942

Principal Investors Fund	RISK/RETURN SUMMARY 91
www.principal.com

SmallCap Growth Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks
The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Growth Index (as of December 31, 2007, the range was between approximately $0.05 billion and $8.4 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent out-performance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

The Fund may invest in foreign securities, including securities of companies that are located or do business in emerging markets, and in initial public offerings.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Underlying Fund Risk
•	Derivatives Risk
•	Growth Stock Risk
•	Active Trading Risk
•	Emerging Market Risk
•	Market Segment (SmallCap) Risk
•	Small Company Risk
•	Initial Public Offerings Risk
•	Securities Lending Risk

92 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
Calendar Year Total Returns (%) as of 12/31 each year(1)

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	33.67%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’01	-33.10%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	Life of Fund
Institutional Class	10.10	16.92	3.69
(after taxes on distributions)(2)	9.14	16.15	2.98
(after taxes on distributions and sale of shares)(2)	7.89	14.83	2.95
Russell 2000 Growth Index(3)	7.05	16.50	4.47
Morningstar Small Growth Category Average	7.59	15.63	4.26

(1)	Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

Principal Investors Fund	RISK/RETURN SUMMARY 93
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Year Ended October 31, 2007	Class
Management Fees	0.75%
Other Expenses	0.01

Total Annual Fund Operating Expenses	0.76%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$78	$243	$422	$942

94 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

SmallCap S&P 600 Index Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive, rather than active, management style

Main Strategies and Risks
Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor’s (“S&P”) SmallCap 600 Index. The Sub-Advisor, PGI, attempts to mirror the investment performance of the Index by allocating the Fund’s assets in approximately the same weightings as the S&P SmallCap 600 Index. The S&P SmallCap 600 is an unmanaged index of 600 domestic stocks chosen for market size, liquidity and industry group representation. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. As of December 31, 2007, the market capitalization range of the Index was between approximately $0.06 billion and $4.9 billion. Over the long-term, PGI seeks a very close correlation between performance of the Fund, before expenses, and that of the S&P SmallCap 600. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Fund uses an indexing strategy and is not managed according to traditional methods of “active” investment management. Active management would include buying and selling securities based on economic, financial and investment judgment. Instead, the Fund uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, PGI focuses on tracking the S&P SmallCap 600. PGI may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.

The correlation between Fund and Index performance may be affected by the Fund’s expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Fund shares. The Fund may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.

Because of the difficulty and expense of executing relatively small stock trades, the Fund may not always be invested in the less heavily weighted S&P SmallCap 600 stocks. At times, the Fund’s portfolio may be weighted differently from the S&P SmallCap 600, particularly if the Fund has a small level of assets to invest. In addition, the Fund’s ability to match the performance of the S&P SmallCap 600 is affected to some degree by the size and timing of cash flows into and out of the Fund. The Fund is managed to attempt to minimize such effects.

PGI reserves the right to omit or remove any of the S&P SmallCap 600 stocks from the Fund if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Fund if extraordinary events or financial conditions lead PGI to believe that it should not be a part of the Fund’s assets.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Small Company Risk
•	Market Segment (SmallCap) Risk
•	Derivatives Risk
•	Underlying Fund Risk
•	Securities Lending Risk

NOTE:	“Standard & Poor’s SmallCap 600” and “S&P SmallCap 600” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed by the Manager. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

Principal Investors Fund	RISK/RETURN SUMMARY 95
www.principal.com

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year(1)

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	20.55%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-18.65%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	Life of Fund
Institutional Class	-0.36	15.77	10.41
(after taxes on distributions)(2)	-1.95	14.87	9.66
(after taxes on distributions and sale of shares)(2)	1.46	13.74	8.96
S&P SmallCap 600 Index(3)	-0.31	16.04	9.71
Morningstar Small Blend Category Average	-1.10	15.72	8.97

(1)	Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

96 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Year Ended October 31, 2007	Class
Management Fees	0.15%
Other Expenses	0.01

Total Annual Fund Operating Expenses(1)	0.16%

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$16	$52	$90	$205

Principal Investors Fund	RISK/RETURN SUMMARY 97
www.principal.com

SmallCap Value Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

Main Strategies and Risks
The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Value Index (as of December 31, 2007, this range was between approximately $0.03 billion and $6.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

The Fund may invest in initial public offerings.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Small Company Risk
•	Derivatives Risk
•	Value Stock Risk
•	Active Trading Risk
•	Securities Lending Risk
•	Market Segment (SmallCap) Risk
•	Initial Public Offerings Risk
•	Underlying Fund Risk

98 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year(1)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	23.22%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-16.10%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	Life of Fund
Institutional Class	-7.46	15.65	12.95
(after taxes on distributions)(2)	-9.05	13.83	11.33
(after taxes on distributions and sale of shares)(2)	-3.64	12.99	10.66
Russell 2000 Value Index(3)	-9.78	15.80	11.20
Morningstar Small Value Category Average	-6.08	14.58	10.82

(1)	Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class Shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

Principal Investors Fund	RISK/RETURN SUMMARY 99
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Year Ended October 31, 2007	Class
Management Fees	0.75%

Total Annual Fund Operating Expenses	0.75%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$77	$240	$417	$930

100 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

West Coast Equity Fund

Sub-Advisor(s):	Edge Asset Management, Inc. (“Edge”)

Objective:	The Fund seeks to provide long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth, as well as the risks of investing in below-investment grade bonds and REIT securities.

Main Strategies and Risks
Under normal circumstances, at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) will be invested in the common stocks of small, medium, and large capitalization West Coast companies. The Sub-Advisor, Edge, defines West Coast companies to include those with: (i) principal executive offices located in the region, which includes Alaska, California, Oregon and Washington; (ii) over 50% of their work force employed in the region; or (iii) over 50% of their sales within the region. While no individual fund is intended as a complete investment program, this is particularly true of the West Coast Equity Fund which could be adversely impacted by economic trends within this four-state area.

The Fund may invest up to 20% of its assets in both (“REIT”) securities and below-investment-grade fixed- income securities (sometimes called “junk bonds”). The Fund may also invest up to 25% of its net assets in U.S. dollar denominated securities of foreign issuers.

In selecting investments for the Fund, Edge selects equity securities based upon rigorous fundamental analysis that assesses the quality of each company’s business, earnings growth potential, and stock valuation. Edge seeks to invest in good businesses that are well-managed, hold competitive advantages and that generate high returns on invested capital. Also taken into consideration is the industry in which a company operates, its position in the marketplace and the barriers to entry to prevent further competition. Edge seeks to buy companies at attractive prices compared to their business value.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Geographic Concentration Risk
•	High Yield Securities Risk
•	Prepayment Risk
•	Exchange Rate Risk
•	Real Estate Securities Risk
•	Small Company Risk
•	Securities Lending Risk
•	Foreign Securities Risk
•	MidCap Stock Risk
•	Underlying Fund Risk

Principal Investors Fund	RISK/RETURN SUMMARY 101
www.principal.com

Edge has provided investment advice to the Fund since the Fund’s inception.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year(1)

Highest return for a quarter during the period of the bar chart above:	Q4 ’98	45.26%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’01	-25.10%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	10 Year

Institutional Class (before taxes)	8.85	16.39	12.75
(after taxes on distributions)(2)	7.63	15.85	11.51
(after taxes on distributions and sale of shares)(2)	7.42	14.43	10.83
Russell 3000 Index(3)	5.14	13.63	6.22
Morningstar Mid-Cap Blend Category Average	4.85	15.64	8.98

(1)	The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on November 24,1986.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Year Ended October 31, 2007	Class
Management Fees	0.48%
Other Expenses	0.01

Total Annual Fund Operating Expenses	0.49%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$50	$157	$274	$616

102 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Diversified International Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

Main Strategies and Risks
The Fund invests in a portfolio of equity securities of companies domiciled in any of the nations of the world. The Fund invests in securities of companies that meet all of the following criteria:

•	the company’s principal place of business or principal office is outside the U.S.;

•	the company’s principal securities trading market is outside the U.S.; and

•	the company, regardless of where its securities are traded, derives 50% or more of its total revenue from either goods or services produced or sales made outside the U.S.
Primary consideration is given to securities of corporations of Western Europe, Canada, Australia, New Zealand, and the Pacific Islands. Changes in investments are made as prospects change for particular countries, industries or companies. The Fund may invest in smaller capitalization companies.

The Fund has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However, under normal market conditions, the Fund intends to have at least 80% of its net assets (plus any borrowings for investment purposes) invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Fund does not intend to invest in equity securities of U.S. companies.

The equity management philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selection on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

In choosing investments for the Fund, PGI pays particular attention to the long-term earnings prospects of the various companies under consideration. PGI then weighs those prospects relative to the price of the security.

The Fund may actively trade securities in an attempt to achieve its investment objective. The Fund may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging, and enter into currency forwards or futures contracts and related options for the purpose of currency hedging.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Small Company Risk
•	Derivatives Risk
•	Exchange Rate Risk
•	Securities Lending Risk

•	Market Segment (LargeCap) Risk

•	Active Trading Risk

•	Underlying Fund Risk

Principal Investors Fund	RISK/RETURN SUMMARY 103
www.principal.com

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year(1)

Highest return for a quarter during the period of the bar chart above:	Q4 ’03	17.71%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-18.68%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	Life of Fund
Institutional Class	15.69	24.12	9.76
(after taxes on distributions)(2)	12.88	22.75	8.83
(after taxes on distributions and sale of shares)(2)	12.87	21.20	8.33
Citigroup BMI Global ex-US Index(3)	16.70	25.36	11.73
MSCI ACWI Ex-US Index(3)(4)	16.65	24.00	10.43
Morningstar Foreign Large Blend Category Average	12.71	20.31	7.50

(1)	Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.
(4)	This index is now the benchmark against which the Fund measures its performance. The Manager and the portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

104 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Period Ended October 31, 2007	Class
Management Fees	0.87%
Other Expenses	0.04

Total Annual Fund Operating Expenses	0.91%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$93	$290	$504	$1,120

Principal Investors Fund	RISK/RETURN SUMMARY 105
www.principal.com

Global Real Estate Securities Fund

Sub-Advisor(s):	Principal Real Estate Investors, LLC (“Principal - REI”)

Objective:	The Fund seeds to generate a total return.

Investor Profile:	The Fund may be an appropriate investment for investors who seek a total return, want to invest in U.S. and non-U.S. companies engaged in the real estate industry and can accept the potential for volatile fluctuations in the value of investments.

Main Strategies and Risks
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. and non-U.S. companies principally engaged in the real estate industry (“real estate companies”). For purposes of the Fund’s investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Other real estate companies include those whose products and services relate to the real estate industry such as building supply manufacturers, mortgage lenders, and mortgage servicing companies. The Fund may invest in smaller capitalization companies.

Real estate investment trusts (“REITs”) are pooled investment vehicles that invest in income producing real estate, real estate related loans, or other types of real estate interests. REITs in the U.S. are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. REITs, are characterized as:

•	Equity REITs, which primarily own property and generate revenue from rental income;
•	Mortgage REITs, which invest in real estate mortgages; and
•	Hybrid REITs, which combine the characteristics of both equity and mortgage REITs.

Some foreign countries have adopted REIT structures that are very similar to those in the United States. Similarities include pass through tax treatment and portfolio diversification. Other countries may have REIT structures that are significantly different than the U.S. or may not have adopted a REIT like structure at all. The Fund may invest a significant percentage of its portfolio in REITs and foreign REIT-like entitles.

The Fund is “non-diversified” which means that it may invest more of its assets in the securities of fewer issuers than diversified mutual funds. Thus, the Fund is subject to non-diversification risk.

The Fund has no limitation on the percentage of assets that are invested in any one country of denominated in any one currency. The Fund will typically have investments located in a number of different countries, which may include the U.S. The Fund may invest in companies located in countries with emerging securities markets.

The Fund may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging and other purposes. The Fund may also enter into currency forwards or futures contracts and related options for the purpose of currency hedging and other purposes.

The Fund is actively managed against the FTSE-EPRA-NAREIT Global Real Estate Securities Index.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Sector Risk
•	Prepayment Risk
•	Derivatives Risk
•	Exchange Rate Risk
•	Non-Diversification Risk
•	Small Company Risk
•	Real Estate Securities Risk
•	Active Trading Risk
•	Securities Lending Risk

Principal-REI has been the Fund’s Sub-Advisor since the Fund’s inception.

106 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	Life of Fund
Institutional	-12.16
(after taxes on distributions)(2)	-12.49
(after taxes on distributions and sale of shares)(2)	-7.90
FTSE-EPRA-NAREIT Global Real Estate Securities Index(3)	-11.93
Morningstar Specialty — Real Estate Category Average	-12.14

(1)	Institutional Class shares commenced operations on October 1, 2007.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangement such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary — Investment Results.”

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
Estimated For the Period ended October 31, 2007	Class
Management Fees	0.90%
Other Expenses	0.61

Total Annual Fund Operating Expenses	1.51%
Expense Reimbursement(1)	0.56

Net Expenses	0.95%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Institutional class shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.95%.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$97	$413	$762	$1,746

Principal Investors Fund	RISK/RETURN SUMMARY 107
www.principal.com

International Emerging Markets Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital in securities of emerging market countries who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

Main Strategies and Risks
The Fund seeks to achieve its objective by investing in common stocks of companies in emerging market countries. Under normal conditions, at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) are invested in emerging market country equity securities. For this Fund, the term “emerging market country” means any country which is considered to be an emerging country by the international financial community (including the International Bank for Reconstruction and Development (also known as the World Bank) and the International Financial Corporation). These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Investing in many emerging market countries is not feasible or may involve unacceptable political risk. PGI focuses on those emerging market countries that it believes have strongly developing economies and markets which are becoming more sophisticated.

The equity management philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selection on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark. The Fund may invest assets in smaller or mid capitalization companies.

The Fund invests in securities of companies that meet all of the following criteria:

•	the company’s principal place of business or principal office is emerging market countries;
•	the company’s principal securities trading market is an emerging market country; and
•	the company, regardless of where its securities are traded, derives 50% or more of its total revenue from either goods or services produced in emerging market countries or sales made in emerging market countries.

The Fund may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging, and enter into currency forwards or futures contracts and related options for the purpose of currency hedging. The Fund may actively trade securities in an attempt to achieve its investment objective.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Market Segment (Small and MidCap) Risk
•	Derivatives Risk
•	Exchange Rate Risk
•	Emerging Market Risk
•	Securities Lending Risk
•	Small Company Risk
•	Active Trading Risk
•	Underlying Fund Risk

108 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year(1)

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	26.86%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’01	-23.81%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	Life of Fund
Institutional Class	41.85	39.22	24.28
(after taxes on distributions)(2)	35.28	36.30	22.36
(after taxes on distributions and sale of shares)(2)	28.89	33.95	20.94
MSCI Emerging Markets Free Index-NDTR(3)	39.39	37.00	23.62
Morningstar Diversified Emerging Markets Category Average	36.68	35.18	22.27

(1)	Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

Principal Investors Fund	RISK/RETURN SUMMARY 109
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) a Percentage of Average Daily Net Assets

For The Period Ended October 31, 2007
Management Fees	1.19%
Other Expenses	0.10

Total Annual Fund Operating Expenses(1)	1.29%

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$131	$409	$708	$1,556

110 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

International Growth Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

Main Strategies and Risks
The Fund invests in common stocks and other securities of companies domiciled in any of the nations of the world. The Fund invests in securities listed on foreign or domestic securities exchanges, securities traded in foreign or domestic over-the-counter markets and depositary receipts. The Fund invests in securities of companies that meet all of the following criteria:

•	the company’s principal place of business or principal offices outside the U.S.;
•	the company’s principal securities trading market is outside the U.S.; and
•	the company, regardless of where its securities are traded, that derives 50% or more of its total revenue from either goods or services produced or sales made outside the U.S.

The equity management philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selection on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Small Company Risk
•	Derivatives Risk
•	Exchange Rate Risk
•	Growth Stock Risk

•	Market Segment (LargeCap) Risk

•	Underlying Fund Risk
•	Securities Lending Risk

PGI became the Sub-Advisor to the Fund on November 1, 2002.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	18.41%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-21.38%

Principal Investors Fund	RISK/RETURN SUMMARY 111
www.principal.com

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	Life of Fund
Institutional Class	12.50	23.90	9.71
(after taxes on distributions)(2)	10.46	21.89	8.37
(after taxes on distributions and sale of shares)(2)	9.76	20.47	7.95
CITI World Ex-US BMI Growth Index(3)	13.39	22.06	7.42
MSCI World Ex-US Growth Index(3)(4)	18.03	20.59	6.99
Morningstar Foreign Large Growth Category Average	16.26	20.90	6.64

(1)	Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.
(4)	This index is now the benchmark against which the Fund measures its performance. The Manager and the portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Period Ended October 31, 2007	Class
Management Fees	0.97%
Other Expenses	0.03

Total Annual Fund Operating Expenses(1)	1.00%

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$102	$318	$552	$1,225

112 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Partners Global Equity Fund
(effective 06/13/2008, this Fund will be known as Global Equity Fund I)

Sub-Advisor(s):	J.P. Morgan Investment Management, Inc. (“J.P. Morgan”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking growth of capital who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

Main Strategies and Risks
The Fund invests, under normal circumstances, at least 80% of the value of its assets in equity securities of large market capitalizations (those companies with market capitalizations greater than $5 billion, similar to companies in the MSCI World Index) at the time of purchase. The Fund invests in a diversified portfolio of equity securities of companies located or operating in developed countries and emerging markets of the world. The equity securities will ordinarily be traded on a recognized foreign securities exchange or traded in a foreign over-the-counter market in the country where the issuer is principally based, but may also be traded in other countries including the United States.

The Sub-Advisor, J.P. Morgan, selects companies on the basis of fundamental, thematic and quantitative analysis. The analysis is performed by:

•	the locally based regional specialists who provide local market insights, including an assessment of:

•	Business characteristics: recurring demand for product and identifiable competitive advantage;
•	Financial characteristics: cash flow generation and improving returns on capital;
•	Management factors: focus on shareholder return and long-term strategic planning; and
•	Valuation: earnings and return based.

•	the global sector specialists who provide global industry insights and build upon the local market analysis by seeking to determine which are the best stock ideas in each industry globally; and
•	the portfolio construction team which captures the analysis done by the local and global teams and constructs a portfolio.

The Sub-Advisor may sell a stock for the following reasons:

•	the global sector specialist downgrades a company (e.g. relative outperformance leads to a less attractive valuation); or
•	portfolio construction issues in terms of stock, sector or country weightings.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Small Company Risk
•	Foreign Securities Risk

•	Market Segment (LargeCap) Risk

•	Derivatives Risk
•	Exchange Rate Risk
•	Securities Lending Risk
•	Emerging Markets Risk
•	MidCap Stock Risk

J.P. Morgan has been the Fund’s Sub-Advisor since March 1, 2005.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Principal Investors Fund	RISK/RETURN SUMMARY 113
www.principal.com

Calendar Year Total Returns (%) as of 12/31 each year

Highest return for a quarter during the period of the bar chart above:	Q4 ’06	7.87%
Lowest return for a quarter during the period of the bar chart above:	Q4 ’07	-1.77%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	Life of Fund
Institutional Class	5.78	11.24
(after taxes on distributions)(2)	4.18	10.42
(after taxes on distributions and sale of shares)(2)	5.56	9.64
MSCI World Index-ND(3)	9.04	13.77
Morningstar World Stock Category Average	11.28	14.57

(1)	Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2005).

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Period Ended October 31, 2007	Class
Management Fees	0.95%
Other Expenses	0.11

Total Annual Fund Operating Expenses(1)	1.06%

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Examples
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$108	$337	$585	$1,294

114 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Partners International Fund
(effective 06/13/2008, this Fund will be known as International Fund I)

Sub-Advisor(s):	Pyramis Global Advisors, LLC (“Pyramis”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

Main Strategies and Risks
The Sub-Advisor, Pyramis, normally invests the Fund’s assets primarily in non-U.S. securities. Pyramis normally invests the Fund’s assets primarily in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the MSCI EAFE (Europe, Australia, Far East) Index - ND (as of December 31, 2007 this range was between approximately $326 million and $460 billion)) at the time of purchase. Pyramis normally diversifies the Fund’s investments across different countries and regions. In allocating the investments across countries and regions, Pyramis will consider the size of the market in each country and region relative to the size of the international market as a whole.

In buying and selling securities for the Fund, Pyramis relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management. These securities may then be analyzed using statistical models to further evaluate growth potential, valuation, liquidity and investment risk. In buying and selling securities for the Fund, Pyramis invests for the long term and selects those securities it believes offer strong opportunities for long-term growth of capital and are attractively valued.

Pyramis may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Fund’s exposure to changing security prices or other factors that affect security values. If Pyramis’s strategies do not work as intended, the Fund may not achieve its objective.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Small Company Risk
•	Foreign Securities Risk
•	Market Segment (Small Cap and Mid Cap) Risk
•	Derivatives Risk
•	Exchange Rate Risk
•	Securities Lending Risk
•	Underlying Fund Risk
•	Mid Cap Stock Risk

Principal Investors Fund	RISK/RETURN SUMMARY 115
www.principal.com

Pyramis has been the Fund’s Sub-Advisor since December 29, 2003.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year

Highest return for a quarter during the period of the bar chart above:	Q4 ’04	14.66%
Lowest return for a quarter during the period of the bar chart above:	Q2 ’05	-0.42%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	Life of Fund
Institutional Class	15.25	18.95
(after taxes on distributions)(2)	12.79	17.63
(after taxes on distributions and sale of shares)(2)	11.75	16.22
MSCI EAFE (Europe, Australia, Far East) Index - ND(3)	11.17	17.67
Morningstar Foreign Large Blend Category Average	12.71	17.36

(1)	Lifetime results are measured from the date the Institutional Class shares were first sold (December 29, 2003).

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Period Ended October 31, 2007	Class
Management Fees	1.08%
Other Expenses	0.04

Total Annual Fund Operating Expenses(1)	1.12%

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$114	$356	$617	$1,363

116 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Real Estate Securities Fund

Sub-Advisor(s):	Principal Real Estate Investors, LLC (“Principal-REI”)

Objective:	The Fund seeks to generate a total return.

Investor Profile:	The Fund may be an appropriate investment for investors who seek a total return, want to invest in companies engaged in the real estate industry and can accept the potential for volatile fluctuations in the value of investments.

Main Strategies and Risks
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies principally engaged in the real estate industry. For purposes of the Fund’s investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies. The Fund may invest in smaller capitalization companies.

Real estate investment trusts (“REITs”) are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. REITs are characterized as:

•	equity REITs, which primarily own property and generate revenue from rental income;
•	mortgage REITs, which invest in real estate mortgages; and
•	hybrid REITs, which combine the characteristics of both equity and mortgage REITs.
In selecting securities for the Fund, the Sub-Advisor, Principal-REI, focuses on equity REITs.

The Fund may invest up to 25% of its assets in securities of foreign real estate companies. The Fund is “non-diversified,” which means that it may invest more of its assets in the securities of fewer issuers than diversified mutual funds. Thus, the Fund is subject to non-diversification risk.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Sector Risk
•	Prepayment Risk
•	Derivatives Risk
•	Exchange Rate Risk
•	Underlying Fund Risk
•	Non-Diversification Risk
•	Small Company Risk
•	Real Estate Securities Risk
•	Active Trading Risk
•	Securities Lending Risk

Principal Investors Fund	RISK/RETURN SUMMARY 117
www.principal.com

Principal-REI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year(1)

Highest return for a quarter during the period of the bar chart above:	Q4 ’04	17.53%
Lowest return for a quarter during the period of the bar chart above:	Q4 ’07	-11.61%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	Life of Fund
Institutional Class (before taxes)	-17.49	19.29	16.40
(after taxes on distributions)(2)	-21.07	16.95	14.31
(after taxes on distributions and sale of shares)(2)	-7.07	16.51	13.89
MSCI US REIT Index(3)	-16.82	17.91	15.03
Morningstar Specialty-Real Estate Category Average	-14.66	17.70	14.99

(1)	Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class Shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Year Ended October 31, 2007	Class
Management Fees	0.83%

Total Annual Fund Operating Expenses	0.83%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$85	$265	$460	$1,025

118 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Principal LifeTime Funds

Principal Investors Fund, Inc. offers Funds that are designed to meet the needs of an investor who wants an investment option that is suited to the investor’s particular investment time horizon and who tends to be more accepting of risk in the early years of his or her time horizon and becomes more risk-averse as he or she nears the investment goal (for example, retirement or saving for college). Professional investment advisers manage the Funds to align, over time, underlying investments with the changing risk tolerance of the investor. These Funds are sometime referred as “target date funds.” The target date Funds offered by the Fund are: Principal LifeTime 2010, Principal LifeTime 2015, Principal LifeTime 2020, Principal LifeTime 2025, Principal LifeTime 2030, Principal LifeTime 2035, Principal LifeTime 2040, Principal LifeTime 2045, Principal LifeTime 2050, Principal LifeTime 2055, and Principal LifeTime Strategic Income (the “Principal LifeTime Funds”).

Objective:	The investment objective of each of the Principal LifeTime 2010, 2015, 2020, 2025, 2030, 2035, 2040, 2045, 2050 and 2055 Funds is to seek a total return consisting of long-term growth of capital and current income.

The investment objective of the Principal LifeTime Strategic Income Fund is to seek current income.

Main Strategies and Risks
To pursue its goal, each Principal LifeTime Fund invests in other Principal Funds (the “underlying funds”) that Principal and Principal Global Investors, LLC (“PGI”), the Fund’s Sub-Advisor, consider appropriate based on the remaining time horizon of a particular Principal LifeTime Fund and the expected risk tolerance of those investors who have chosen that time horizon. Each of the Principal LifeTime Funds may invest in any of the Institutional Class shares of the equity funds or fixed-income funds of Principal Investors Fund, at the Sub-Advisor’s discretion. The underlying funds provide each Fund with exposure to a broad range of asset classes, including domestic and foreign equity and fixed-income securities. In the case of Principal LifeTime Strategic Income Fund, most of the Fund’s assets are invested in underlying funds which are intended primarily to give the Fund broad exposure to income-producing securities through their investments in fixed-income securities, “hybrid” securities (such as real estate securities and preferred securities, which may produce current income as well as capital gains) and dividend generating domestic and foreign stocks.

Both Principal and PGI provide investment advisory services to the Principal LifeTime Funds. Principal has hired PGI to develop, implement, and monitor the strategic or long-term asset class targets and target ranges for each Principal LifeTime Fund. PGI is also responsible for employing an active rebalancing strategy which is designed to identify asset classes that appear attractive or unattractive over the short term.

After PGI sets the percentage of Fund assets to be allocated to a particular asset class, Principal selects the underlying funds for each asset class and the target weights for each underlying fund. Shifts in asset class targets or underlying funds may occur in response to the normal evaluative processes of PGI and Principal, the shortening time horizon of a Fund or market forces or Fund circumstances which indicate that changes in allocations may be appropriate. Principal may, at any time, add, remove, or substitute underlying funds in which a Principal LifeTime Fund invests.

In selecting underlying funds and target weights, Principal considers, among other things, quantitative measures, such as past performance, expected levels of risk and returns, expense levels, diversification of existing funds, and style consistency. In addition, qualitative factors such as organizational stability, investment experience, consistency of investment process, risk management processes, and information, trading, and compliance systems of the underlying fund’s Sub-Advisor are also evaluated. There are no minimum or maximum percentages of assets that a Principal LifeTime Fund must invest in a specific asset class or underlying fund. Principal determines whether to use cash flows or asset transfers or both to achieve the target weights established from time to time for underlying funds. Principal monitors the performance of the Sub-Advisor of each underlying fund relative to that fund’s appropriate benchmark and peer group.

Over time, PGI intends to gradually shift the asset allocation targets of each Principal LifeTime Fund (other than the Principal LifeTime Strategic Income Fund) to accommodate investors progressing from asset accumulation years to income-generation years. It is expected that, within 10 to 15 years after its target year, a Principal LifeTime Fund’s underlying fund allocation will match that of the Principal LifeTime Strategic Income Fund. At that time the Principal LifeTime Fund may be combined with the Principal LifeTime Strategic Fund if the Board of Directors determines that the combination is in the best interests of Fund shareholders.

Principal Investors Fund	RISK/RETURN SUMMARY 119
www.principal.com

There can be no assurance that any Principal LifeTime Fund will achieve its investment objective. The net asset value of each of the Principal LifeTime Fund’s shares is affected by changes in the value of the securities it owns. The Fund’s performance is directly related to the performance of the underlying funds. The ability of each Principal LifeTime Fund to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives.

The broad diversification of each Principal LifeTime Fund is designed to cushion severe losses in any one investment sector and moderate the Fund’s overall price swings. However, the Fund’s share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of a Principal LifeTime Fund’s assets rise or fall, the Fund’s share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

Each Principal LifeTime Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them.

The greater the investment by each Principal LifeTime Fund in Funds that invest primarily in stocks, the greater the potential exposure to the following risks (as defined in Appendix A):

•	Equity Securities Risk
•	Derivatives Risk
•	Active Trading Risk
•	Growth Stock Risk
•	Market Segment (LargeCap) Risk
•	Underlying Fund Risk
•	Value Stock Risk
•	Exchange Rate Risk

The greater the investment by each Principal LifeTime Fund in Funds that invest primarily in bonds or other forms of fixed-income securities, the greater the potential exposure to the following risks (as defined in Appendix A):

•	Fixed-Income Risk
•	U.S. Government Sponsored Securities Risk
•	Municipal Securities Risk
•	High Yield Securities Risk
•	Portfolio Duration Risk
•	U.S. Government Securities Risk

The greater the investment by each Principal LifeTime Fund in Funds that invest in foreign investments, the greater the potential exposure to the following risks (as defined in Appendix A):

•	Foreign Securities Risk
•	Market Segment Risk
•	Exchange Rate Risk
•	Derivatives Risk
•	Small Company Risk

Each Principal LifeTime Fund is also subject to the following risks:

Securities Lending Risk (as defined in Appendix A).

Payment In Kind Liquidity Risk. Under certain circumstances, an underlying fund may determine to pay a redemption request by a Principal LifeTime Fund wholly or partly by a distribution-in-kind of securities from its portfolio, instead of cash. In such cases, the Principal LifeTime Funds may hold portfolio securities until Principal determines that it is appropriate to dispose of such securities.

Conflict of Interest Risk. The officers, directors, Principal, Sub-Advisor, Distributors, and transfer agent of the Principal LifeTime Funds serve in the same capacities for the underlying funds. Conflicts may arise as these persons and companies seek to fulfill their responsibilities to the Principal LifeTime Funds and the underlying funds. Because Principal and its affiliated companies earn different fees from the underlying funds in which the Principal LifeTime Funds invest, there may be a conflict between the interests of the Principal LifeTime Funds and the economic interests of Principal and its affiliates.

120 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

PGI has provided investment advice to each Principal LifeTime Fund since its inception.

As of October 31, 2007, each Principal LifeTime Fund’s assets were allocated among the underlying funds as identified in the table below. The allocations for the Principal LifeTime 2015, Principal LifeTime 2025, Principal LifeTime 2035, Principal LifeTime 2045, and Principal LifeTime 2055 Funds because they did not commence operations until February 29, 2008 are estimated.

											Principal
	Principal	Principal	Principal	Principal	Principal	Principal	Principal	Principal	Principal	Principal	LifeTime
	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	Strategic
	2010	2015	2020	2025	2030	2035	2040	2045	2050	2055	Income
Underlying Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Bond & Mortgage Securities Fund	25.62%	23.00%	18.78%	15.20%	10.32%	7.90%	4.65%	3.20%	1.90%	2.10%	42.84%
Disciplined LargeCap Blend Fund	9.41	8.37	11.37	10.21	12.37	11.60	12.57	12.49	12.45	12.70	3.78
High Yield Fund	2.01	4.70	2.86	5.00	3.29	5.00%	3.56	5.00	3.65	4.90	—
High Yield Fund II	0.65	—	0.83	—	0.91	—	0.95	—	1.00	—	—
Inflation Protection Fund	3.40	1.50	—	—	—	—	—	—	—	—	13.00
International Emerging Markets Fund	2.93	2.80	3.94	3.50	4.52	3.90	5.07	4.20	5.10	4.00	—
International Growth Fund	9.13	9.31	11.60	11.35	13.31	12.86	14.34	13.84	15.10	14.30	4.14
LargeCap Growth Fund	4.28	4.35	5.14	5.30	6.21	6.03	6.74	6.49	7.26	6.60	2.02
LargeCap Value Fund	2.54	3.16	3.09	3.86	3.79	4.39	4.24	4.72	4.46	4.80	1.55
Partners International Fund	5.16	4.88	6.23	5.95	7.17	6.75	7.82	7.26	7.86	7.50	2.48
Partners LargeCap Blend Fund I	4.94	4.42	5.78	5.38	6.25	6.12	6.61	6.59	6.51	6.70	2.33
Partners LargeCap Growth Fund I	4.26	5.14	5.65	6.27	6.50	7.13	7.65	7.67	7.97	7.80	1.64
Partners LargeCap Value Fund	2.47	3.17	3.15	3.86	3.57	4.39	4.20	4.72	4.40	4.80	1.67
Partners LargeCap Value Fund I	2.57	3.17	3.24	3.86	3.83	4.39	4.26	4.72	4.65	4.80	—
Partners MidCap Growth Fund	—	1.19	1.43	1.45	1.76	1.64	1.84	1.77	1.96	1.80	—
Partners MidCap Value Fund I	—	1.19	1.12	1.45	1.51	1.64	1.59	1.77	1.68	1.80	—
Partners SmallCap Growth Fund I	—	1.19	—	1.45	1.16	1.64	1.49	1.77	1.88	1.80	—
Partners SmallCap Growth Fund III	1.55	1.19	1.92	1.45	1.62	1.64	1.69	1.77	1.77	1.80	—
Partners SmallCap Value Fund I	—	1.19	—	1.45	0.96	1.64	1.30	1.77	1.64	1.80	—
Preferred Securities Fund	6.21	6.30	5.22	5.30	4.23	4.30	3.23	3.30	2.67	3.00	6.59
Real Estate Securities Fund	5.82	6.30	4.81	5.30	3.93	4.30	3.38	4.00	3.40	4.00	4.36
SmallCap S&P 600 Index Fund	2.37	0.79	2.11	0.96	1.32	1.10	1.29	1.18	1.09	1.20	1.65
SmallCap Value Fund	1.40	1.19	1.73	1.45	1.47	1.64	1.53	1.77	1.60	1.80	—
Ultra Short Bond Fund	3.28	1.50	—	—	—	—	—	—	—	—	11.95

Total	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%

Historical Performance
The following bar charts and tables show the historical investment performance of each Principal LifeTime Fund. The bar chart for each Fund shows how the Fund’s total return has varied year-by-year, and the table for the Fund shows the performance of its shares over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the risks of investing in the Fund. A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Each Fund’s investment return is net of the operating expenses of each of the underlying funds.

Principal Investors Fund	RISK/RETURN SUMMARY 121
www.principal.com

Principal LifeTime 2010 Fund

Principal Investment Strategies
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income Funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	8.72%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-5.44%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	Life of Fund
Institutional Class	3.61	10.22	6.82
(after taxes on distributions)(2)	2.13	9.20	5.90
(after taxes on distributions and sale of shares)(2)	2.80	8.38	5.43
S&P 500 Index(3)	5.49	12.83	4.31
Lehman Brothers Aggregate Bond Index(3)	6.97	4.42	5.57
MSCI EAFE (Europe, Australia, Far East) Index — NDTR-D(3)	11.17	21.59	9.83
Russell 3000 Index(3)(4)	5.14	13.63	5.05
Principal LifeTime 2010 Blended Index(3)(5)	6.95	9.77	6.15
Morningstar Target-Date 2000-2014 Category Average	5.22	7.33	5.05

(1)	Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

(4)	The Manager and portfolio manager believe the Russell 3000 Index is a better representation of the universe of investment choices open to the Fund under its investment philosophy than the S&P 500 Index. The S&P 500 Index is also shown.

(5)	The weightings for this blended index as of March 31, 2007, were 41.9% Russell 3000 Index, 15.1% MSCI EAFE NDTR-D Index, and 43.0% Lehman Brothers Aggregate Bond Index. Effective March 31, 2008, the weightings for this blended index will be 40.9% Russell 3000 Index, 14.6% MSCI EAFE NDTR-D Index, and 44.5% Lehman Brothers Aggregate Bond Index.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

122 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Principal LifeTime 2015 Fund

Principal Investment Strategies
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance
As the inception date of the Fund is February 29, 2008, historical performance information is not available.

Estimated Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
Class(1)
Management Fees	0.1225%
Other Expenses	0.0200%

Total Gross Operating Expenses	0.1425%
Acquired Fund (“Underlying Fund”) Operating Expenses	0.7000%

Total Annual Operating Expenses	0.8425%

(1)	Principal has contractually agreed to limit the Fund’s expenses and, if necessary, pay expenses normally payable by the Fund through the period ended February 28, 2009. The expense limit will maintain a total level of operating expenses (not including underlying fund expense) (expressed as a percentage of average net assets on an annualized basis) not to exceed 0.1725%.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3
Institutional Class	$86	$269

Principal Investors Fund	RISK/RETURN SUMMARY 123
www.principal.com

Principal LifeTime 2020 Fund

Principal Investment Strategies
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income Funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	10.34%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-7.56%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	Life of Fund
Institutional Class	5.25	12.06	7.64
(after taxes on distributions)(2)	3.86	11.06	6.77
(after taxes on distributions and sale of shares)(2)	3.94	10.04	6.19
S&P 500 Index(3)	5.49	12.83	4.31
Lehman Brothers Aggregate Bond Index(3)	6.97	4.42	5.57
MSCI EAFE (Europe, Australia, Far East) Index — NDTR-D(3)	11.17	21.59	9.83
Russell 3000 Index(3)(4)	5.14	13.63	5.05
Principal LifeTime 2020 Blended Index(3)(5)	6.92	11.31	6.63
Morningstar Target-Date 2015-2029 Category Average	6.05	10.44	5.80

(1)	Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

(4)	The Manager and portfolio manager believe the Russell 3000 Index is a better representation of the universe of investment choices open to the Fund under its investment philosophy than the S&P 500 Index. The S&P 500 Index is also shown.

(5)	The weightings for this blended index as of March 31, 2007, were 51.1% Russell 3000 Index, 19.4% MSCI EAFE NDTR-D Index, and 30.5% Lehman Brothers Aggregate Bond Index. Effective March 31, 2008, the weightings for this blended index will be 50.4% Russell 3000 Index, 19.1% MSCI EAFE NDTR-D Index, and 30.5% Lehman Brothers Aggregate Bond Index.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

124 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Principal LifeTime 2025 Fund

Principal Investment Strategies
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance
As the inception date of the Fund is February 29, 2008, historical performance information is not available.

Estimated Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
Class(1)
Management Fees	0.1225%
Other Expenses	0.0100%

Total Gross Operating Expenses	0.1325%
Acquired Fund (“Underlying Fund”) Operating Expenses	0.7400%

Total Annual Operating Expenses	0.8725%

(1)	Principal has contractually agreed to limit the Fund’s expenses and, if necessary, pay expenses normally payable by the Fund through the period ended February 28, 2009. The expense limit will maintain a total level of operating expenses (not including underlying fund expense) (expressed as a percentage of average net assets on an annualized basis) not to exceed 0.1725%.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3
Institutional Class	$89	$278

Principal Investors Fund	RISK/RETURN SUMMARY 125
www.principal.com

Principal LifeTime 2030 Fund

Principal Investment Strategies
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income Funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	11.44%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-9.97%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	Life of Fund
Institutional Class	6.25	13.06	7.67
(after taxes on distributions)(2)	4.86	12.10	6.84
(after taxes on distributions and sale of shares)(2)	4.64	10.98	6.26
S&P 500 Index(3)	5.49	12.83	4.31
Lehman Brothers Aggregate Bond Index(3)	6.97	4.42	5.57
MSCI EAFE (Europe, Australia, Far East) Index — NDTR-D(3)	11.17	21.59	9.83
Russell 3000 Index(3)(4)	5.14	13.63	5.05
Principal LifeTime 2030 Blended Index(3)(5)	6.86	12.24	6.75
Morningstar Target-Date 2030+ Category Average	6.54	12.61	6.03

(1)	Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001)

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

(4)	The Manager and portfolio manager believe the Russell 3000 Index is a better representation of the universe of investment choices open to the Fund under its investment philosophy than the S&P 500 Index. The S&P 500 Index is also shown.

(5)	The weightings for this blended index as of March 31, 2007, were 57.3% Russell 3000 Index, 22.5% MSCI EAFE NDTR-D Index, and 20.2% Lehman Brothers Aggregate Bond Index. Effective March 31, 2008, the weightings for this blended index will be 56.7% Russell 3000 Index, 22.3% MSCI EAFE NDTR-D Index, and 21.0% Lehman Brothers Aggregate Bond Index.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

126 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Principal LifeTime 2035 Fund

Principal Investment Strategies
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance
As the inception date of the Fund is February 29, 2008, historical performance information is not available.

Estimated for the year ended October 31, 2008
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
Class(1)
Management Fees	0.1225%
Other Expenses	0.0200%

Total Gross Operating Expenses	0.1425%
Acquired Fund (“Underlying Fund”) Operating Expenses	0.7500%

Total Annual Operating Expenses	0.8925%

(1)	Principal has contractually agreed to limit the Fund’s expenses and, if necessary, pay expenses normally payable by the Fund through the period ended February 28, 2009. The expense limit will maintain a total level of operating expenses (not including underlying fund expense) (expressed as a percentage of average net assets on an annualized basis) not to exceed 0.1725%.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3
Institutional Class	$91	$285

Principal Investors Fund	RISK/RETURN SUMMARY 127
www.principal.com

Principal LifeTime 2040 Fund

Principal Investment Strategies
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income Funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	12.49%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-12.08%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	Life of Fund
Institutional Class	6.97	13.61	7.90
(after taxes on distributions)(2)	5.66	12.76	7.15
(after taxes on distributions and sale of shares)(2)	5.14	11.55	6.51
S&P 500 Index(3)	5.49	12.83	4.31
Lehman Brothers Aggregate Bond Index(3)	6.97	4.42	5.57
MSCI EAFE (Europe, Australia, Far East) Index — NDTR-D(3)	11.17	21.59	9.83
Russell 3000 Index(3)(4)	5.14	13.63	5.05
Principal LifeTime 2040 Blended Index(3)(5)	6.79	13.12	6.89
Morningstar Target-Date 2030+ Category Average	6.54	12.61	6.03

(1)	Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

(4)	The Manager and portfolio manager believe the Russell 3000 Index is a better representation of the universe of investment choices open to the Fund under its investment philosophy than the S&P 500 Index. The S&P 500 Index is also shown.

(5)	The weightings for this blended index as of March 31, 2007, were 61.8% Russell 3000 Index, 24.7% MSCI EAFE NDTR-D Index, and 13.5% Lehman Brothers Aggregate Bond Index. Effective March 31, 2008, the weightings for this blended index will be 61.4% Russell 3000 Index, 24.6% MSCI EAFE NDTR-D Index, and 14.0% Lehman Brothers Aggregate Bond Index.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

128 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Principal LifeTime 2045 Fund

Principal Investment Strategies
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance
As the inception date of the Fund is February 29, 2008, historical performance information is not available.

Estimated Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
Class(1)
Management Fees	0.1225%
Other Expenses	0.0400%

Total Gross Operating Expenses	0.1625%
Acquired Fund (“Underlying Fund”) Operating Expenses	0.7700%

Total Annual Operating Expenses	0.9325%

(1)	Principal has contractually agreed to limit the Fund’s expenses and, if necessary, pay expenses normally payable by the Fund through the period ended February 28, 2009. The expense limit will maintain a total level of operating expenses (not including underlying fund expense) (expressed as a percentage of average net assets on an annualized basis) not to exceed 0.1725%.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3
Institutional Class	$95	$297

Principal Investors Fund	RISK/RETURN SUMMARY 129
www.principal.com

Principal LifeTime 2050 Fund

Principal Investment Strategies
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income Funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	13.63%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-14.68%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	Life of Fund
Institutional Class	7.13	14.27	7.34
(after taxes on distributions)(2)	5.75	13.47	6.64
(after taxes on distributions and sale of shares)(2)	5.33	12.20	6.06
S&P 500 Index(3)	5.49	12.83	4.31
Lehman Brothers Aggregate Bond Index(3)	6.97	4.42	5.57
MSCI EAFE (Europe, Australia, Far East) Index — NDTR-D(3)	11.17	21.59	9.83
Russell 3000 Index(3)(4)	5.14	13.63	5.05
Principal LifeTime 2050 Blended Index(3)(5)	6.80	14.08	6.99
Morningstar Target-Date 2030+ Category Average	6.54	12.61	6.03

(1)	Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

(4)	The Manager and portfolio manager believe the Russell 3000 Index is a better representation of the universe of investment choices open to the Fund under its investment philosophy than the S&P 500 Index. The S&P 500 Index is also shown.

(5)	The weightings for this blended index as of March 31, 2007, were 64.2% Russell 3000 Index, 25.8% MSCI EAFE NDTR-D Index, and 10.0% Lehman Brothers Aggregate Bond Index. Effective March 31, 2008, the weightings for this blended index will be 64.2% Russell 3000 Index, 25.8% MSCI EAFE NDTR-D Index, and 10.0% Lehman Brothers Aggregate Bond Index.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

130 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Principal LifeTime 2055 Fund

Principal Investment Strategies
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance
As the inception date of the Fund is February 29, 2008, historical performance information is not available.

Estimated Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
Class(1)
Management Fees	0.1225%
Other Expenses	0.1400%

Total Gross Operating Expenses	0.2625%
Fee Reduction and/or Expense Reimbursement at Principal LifeTime Fund Level(1)	0.0900%

Net Expenses	0.1725%
Acquired Fund (“Underlying Fund”) Operating Expenses	0.7700%

Total Annual Fund Operating Expenses	0.9425%

(1)	Principal has contractually agreed to limit the Fund’s expenses and, if necessary, pay expenses normally payable by the Fund through the period ended February 28, 2009. The expense limit will maintain a total level of operating expenses (not including underlying fund expense) (expressed as a percentage of average net assets on an annualized basis) not to exceed 0.1725%.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3
Institutional Class	$96	$300

Principal Investors Fund	RISK/RETURN SUMMARY 131
www.principal.com

Principal LifeTime Strategic Income Fund

Principal Investment Strategies
The Fund invests in underlying fixed-income funds, but also invests in underlying equity and hybrid funds according to an asset allocation strategy designed for investors seeking current income from their investment.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	7.04%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-3.33%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	Life of Fund
Institutional Class	1.73	8.16	5.91
(after taxes on distributions)(2)	−0.02	6.95	4.86
(after taxes on distributions and sale of shares)(2)	1.44	6.42	4.53
S&P 500 Index(3)	5.49	12.83	4.31
Lehman Brothers Aggregate Bond Index(3)	6.97	4.42	5.57
MSCI EAFE (Europe, Australia, Far East) Index — NDTR-D(3)	11.17	21.59	9.83
Russell 3000 Index(3)(4)	5.14	13.63	5.05
Principal LifeTime Strategic Income Blended Index(3)(5)	7.06	8.37	5.78
Morningstar Target-Date 2000-2014 Category Average	5.22	7.33	5.05

(1)	Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

(4)	The Manager and portfolio manager believe the Russell 3000 Index is a better representation of the universe of investment choices open to the Fund under its investment philosophy than the S&P 500 Index. The S&P 500 Index is also shown.

(5)	The weightings for this blended index as of March 31, 2007, were 19.0% Russell 3000 Index, 6.0% MSCI EAFE NDTR-D Index, and 75.0% Lehman Brothers Aggregate Bond Index. Effective March 31, 2008, the weightings for this blended index will be 19.0% Russell 3000 Index, 6.0% MSCI EAFE NDTR-D Index, and 75.0% Lehman Brothers Aggregate Bond Index.
For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

132 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Fees and Expenses of the Principal LifeTime Funds
The following table shows the operating expenses (expressed as a percentage of average daily net assets) incurred by the Institutional Class shares of the Principal LifeTime Funds during the fiscal year ended October 31, 2007. The table also shows the estimated amount of expenses (expressed as a percentage of average daily net assets) indirectly incurred by the Principal LifeTime Funds through their investments in the underlying funds based on expenses of the underlying funds for the fiscal year ended October 31, 2007.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets*

Institutional Class Shares
							Principal
	Principal	Principal	Principal	Principal	Principal		LifeTime
	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime		Strategic
	2010	2020	2030	2040	2050		Income
For The Year Ended October 31, 2007	Fund	Fund	Fund	Fund	Fund		Fund
Management Fees	0.1225%	0.1225%	0.1225%	0.1225%	0.1225%		0.1225%
Other Expenses	0.0000	0.0000	0.0000	0.0000	0.0100		0.0100

Total Gross Operating Fees and Expenses	0.1225%	0.1225%	0.1225%	0.1225%	0.1325	%(1)	0.1325	%(1)
Acquired Fund (Underlying Fund) Operating Expenses	0.6500	0.7000	0.7300	0.7500	0.7600		0.5500

Total Annual Fund Operating Expenses	0.7725%	0.8225%	0.8525%	0.8725%	0.8925%		0.6825%

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

Institutional Class Shares
	Number of years you own your shares
	1	3	5	10
Principal LifeTime 2010 Fund	$79	$247	$429	$957
Principal LifeTime 2020 Fund	84	263	456	1,016
Principal LifeTime 2030 Fund	87	272	473	1,052
Principal LifeTime 2040 Fund	89	278	484	1,075
Principal LifeTime 2050 Fund	91	285	494	1,099
Principal LifeTime Strategic Income Fund	70	218	380	850

Principal Investors Fund	RISK/RETURN SUMMARY 133
www.principal.com

Strategic Asset Management (“SAM”) Portfolios

Principal Investors Fund provides a broad selection of investment choices, including asset allocation strategies available through the Flexible Income, Conservative Balanced, Balanced, Conservative Growth, and Strategic Growth Portfolios (each a “Portfolio,” collectively the “Portfolios”). The SAM Portfolios currently offer you the opportunity to pursue a variety of specially constructed asset allocation strategies. The Portfolios are designed for long-term investors seeking total return or long-term capital appreciation. The SAM Portfolios invest principally in Institutional Class shares of the Equity Funds and Fixed-Income Funds (as identified in the Table of Contents) below and the Money Market Fund (“Underlying Funds”). Each of the SAM Portfolios may invest in any of the Institutional Class shares of the equity funds or fixed-income funds of Principal Investors Fund, at the Sub-Advisor’s discretion. Each of the Underlying Funds is a series of Principal Investors Fund. The Sub-Advisor for the Portfolios is Edge Asset Management, Inc. (“Edge”).

Main Strategies for the Portfolios
In pursuing its investment objective, each Portfolio typically allocates its assets, within predetermined percentage ranges, among certain of the Underlying Funds described in this prospectus. The Portfolios may temporarily exceed one or more of the applicable percentage limits for short periods. The percentages reflect the extent to which each Portfolio will normally invest in the particular market segment represented by each Underlying Fund, and the varying degrees of potential investment risk and reward represented by each Portfolio’s investments in those market segments and their corresponding Underlying Funds. Edge may alter these percentage ranges when it deems appropriate. The assets of each Portfolio will be allocated among the Underlying Funds in accordance with its investment objective, Edge’s outlook for the economy and the financial markets, and the relative market valuations of the Underlying Funds.

In addition, in order to meet liquidity needs or for temporary defensive purposes, each Portfolio may invest, without limit, directly in stock or bond index futures and options thereon and the following short-term instruments:

•	short-term securities issued by the U.S. government, its agencies, instrumentalities, authorities, or political subdivisions;
•	other short-term fixed-income securities rated A or higher by Moody’s Investors Services, Inc. (“Moody’s”), Fitch Ratings (“Fitch”), or Standard & Poor’s (“S&P”) or, if unrated, of comparable quality in the opinion of Edge;
•	commercial paper, including master notes;
•	bank obligations, including negotiable certificates of deposit, time deposits, and bankers’ acceptances; and
•	repurchase agreements.

At the time a Portfolio invests in any commercial paper, bank obligations, or repurchase agreements, the issuer must have outstanding debt rated A or higher by Moody’s or the issuer’s parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody’s or A-1 by S&P or equivalent ratings by Fitch; if no such ratings are available, the investment must be of comparable quality in the opinion of Edge. In addition to purchasing shares of the Funds, a Portfolio may use futures contracts and options in order to remain effectively fully invested in proportions consistent with Edge’s current asset allocation strategy for the Portfolio. Specifically, each Portfolio may enter into futures contracts and options thereon, provided that the aggregate deposits required on these contracts do not exceed 5% of the Portfolio’s total assets. A Portfolio may also use futures contracts and options for bona fide hedging purposes. Futures contracts and options may also be used to reallocate the Portfolio’s assets among asset categories while minimizing transaction costs, to maintain cash reserves while simulating full investment, to facilitate trading, to seek higher investment returns, or to simulate full investment when a futures contract is priced attractively or is otherwise considered more advantageous than the underlying security or index.

134 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

The principal investment strategies for each Portfolio are further described below in the description of each of the Portfolios, but there are some general principles Edge applies in making investment decisions. When making decisions about how to allocate a Portfolio’s assets, Edge will generally consider, among other things, the following factors:

Federal Reserve monetary policy	Government budget deficits	State and federal fiscal policies
Consumer debt	Tax policy	Trade pacts
Corporate profits	Demographic trends	Interest rate changes
Governmental elections	Mortgage demand	Business confidence
Employment trends	Business spending	Geopolitical risks
Consumer spending	Inflationary pressures	Wage and payroll trends
Currency flows	Housing trends	Investment flows
Commodity prices	GDP growth	Import prices
Yield spreads	Historical financial market returns	Factory capacity utilization
Stock market volume	Inventories	Market capitalization relative values
Capital goods expenditures	Investor psychology	Productivity growth
Historical asset class returns	Technology trends	Asset class correlations
Cyclical and secular economic trends	Risk/return characteristics	Business activity
Volatility analysis	Stock valuations	Performance attribution by allocation and sector
Consumer confidence

Main Risks
There can be no assurance that any Portfolio will achieve its investment objective. The net asset value of each Portfolio’s shares is affected by changes in the value of the shares of the Underlying Funds it owns. Each Portfolio’s investments are invested in the Underlying Funds and, as a result, the Portfolio’s performance is directly related to their performance. A Portfolio’s ability to meet its investment objective depends on the ability of the Underlying Funds to achieve their investment objectives.

Each Portfolio’s broad diversification is designed to help cushion severe losses in any one investment sector and moderate the Portfolio’s overall price swings. However, the Portfolio’s share price will fluctuate as the prices of the Underlying Funds rise or fall with changing market conditions.

Each Portfolio is subject to the particular risks of the Underlying Funds in the proportions in which the Portfolio invests in them.

The greater the investment by each Portfolio in Underlying Funds that invest primarily in stocks, the greater the potential exposure to the following risks (as defined in Appendix A):

•	Equity Securities Risk
•	Derivatives Risk
•	Active Trading Risk
•	Growth Stock Risk
•	Market Segment (LargeCap) Risk
•	Underlying Fund Risk
•	Value Stock Risk
•	Exchange Rate Risk

The greater the investment by each Portfolio in Underlying Funds that invest primarily in bonds, or other forms of fixed-income securities, the greater the potential exposure to the following risks (as defined in Appendix A):

•	Fixed-Income Risk
•	U.S. Government Securities Risk
•	U.S. Government Sponsored Securities Risk
•	Municipal Securities Risk
•	Prepayment Risk
•	Real Estate Securities Risk
•	Portfolio Duration Risk
•	High Yield Securities Risk
•	Eurodollar and Yankee Obligations Risk

The greater the investment by each Portfolio in Underlying Funds that invest in foreign investments, the greater the exposure to the following risks (as defined in Appendix A):

•	Foreign Securities Risk
•	Market Segment Risk
•	Exchange Rate Risk
•	Derivatives Risk
•	Small Company Risk

Principal Investors Fund	RISK/RETURN SUMMARY 135
www.principal.com

Each Portfolio is also subject to the following risks:

Securities Lending Risk (as defined in Appendix A).

Payment In Kind Liquidity Risk. Under certain circumstances, an Underlying Fund may determine to pay a redemption request by a Portfolio wholly or partly by a distribution-in-kind of securities from its portfolio, instead of cash. In such cases, the Portfolios may hold portfolio securities until Edge determines that it is appropriate to dispose of such securities.

Conflict of Interest Risk. The officers, directors, Principal, Sub-Advisor, Distributors, and transfer agent of the Portfolios serve in the same capacities for the Underlying Funds. Conflicts may arise as these persons and companies seek to fulfill their responsibilities to the Portfolios and the Underlying Funds. Because Edge and its affiliated companies earn different fees from the Underlying Funds in which the Portfolios invest, there may be a conflict between the interests of the Portfolios and the economic interests of Edge and its affiliates.

Edge has provided investment advice to each SAM Portfolios since its inception.

As of October 31, 2007, the Portfolios’ assets were allocated among the Underlying Funds as follows:

		Conservative	Conservative	Flexible	Strategic
	Balanced	Balanced	Growth	Income	Growth
Underlying Fund	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Disciplined LargeCap Blend Fund	10.91%	7.47%	13.87%	5.83%	15.52%
Diversified International Fund	7.90	5.37	10.05	—	11.24
Equity Income Fund I	13.96	9.60	17.77	5.45	18.91
High Yield Fund II	4.40	5.68	2.45	6.63	3.73
Income Fund	9.79	17.09	4.02	24.44	—
International Emerging Markets Fund	2.19	1.47	2.81	—	3.09
LargeCap Growth Fund	18.78	12.59	23.35	8.45	25.64
MidCap Stock Fund	3.53	2.55	4.87	2.26	5.84
Money Market Fund	0.50	—	—	—	—
Mortgage Securities Fund	16.26	25.33	6.69	30.78	—
Real Estate Securities Fund	2.31	1.69	2.95	1.19	3.28
Short-Term Income Fund	0.84	5.28	—	11.53	—
SmallCap Growth Fund	1.93	1.24	2.59	1.07	2.78
SmallCap Value Fund	1.64	1.14	2.12	0.99	2.34
West Coast Equity Fund	5.06	3.50	6.46	1.38	7.63
Total	100.00%	100.00%	100.00%	100.00%	100.00%

Other Common Risks. Each of the Portfolios may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and strategic transactions (derivatives) such as futures contracts and options. Therefore, the Portfolios are subject to the risks associated with such investments including:

•	Fixed-Income Securities Risk
•	U.S. Government Securities Risk
•	Derivatives Risk

Historical Performance
A bar chart and table showing the historical investment performance of each SAM Portfolio are provided with the description of each Portfolio. The bar chart for each Portfolio shows how the Portfolio’s total return has varied year-by year, and the table for the Portfolio shows the performance of its shares over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the risks of investing in the Portfolio. A Portfolio’s past performance is not necessarily an indication of how the Portfolio will perform in the future. Each Portfolio’s investment return is net of the operating expenses of each of the Underlying Funds.

136 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Flexible Income Portfolio

Objective. The Portfolio seeks to provide a high level of total return (consisting of reinvestment of income with some capital appreciation). In general, relative to the other Portfolios, the Flexible Income Portfolio should offer investors the potential for a high level of income and a low level of capital growth, while exposing them to a low level of principal risk.

Principal Investment Strategies. The Portfolios operates as a fund of funds and invests principally in underlying funds. The Portfolio:

•	may invest up to 40% of its assets in any single fixed-income fund as well as cash equivalents

•	generally invests no more than 30% of its net assets in equity funds and

•	may invest up to 30% of its assets in any single equity fund.

The Portfolio may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements and strategic transactions (derivatives) such as futures contracts and options.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year(1)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	6.13%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-2.01%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	10 Years
Institutional Class (before taxes)	5.96	6.58	6.10
(after taxes on distributions)(2)	4.01	5.20	4.31
(after taxes on distributions and sale of shares)(2)	4.40	4.92	4.20
Lehman Brothers Aggregate Bond Index(3)	6.97	4.42	5.97
S&P 500 Index(3)	5.49	12.83	5.91
20% S&P 500 Index and 80% Lehman Brothers Aggregate Bond Index(3)	6.93	6.22	6.24
Morningstar Conservative Allocation Category Average	4.53	7.13	4.91

(1)	The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on July 25, 1996. The Portfolio’s performance between 1996 and 1999 benefited from the agreement of the Portfolio’s previous adviser and its affiliates to limit the Portfolio’s expenses.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

Principal Investors Fund	RISK/RETURN SUMMARY 137
www.principal.com

Conservative Balanced Portfolio

Objective. The Portfolio seeks to provide a high level of total return (consisting of reinvestment of income and capital appreciation), consistent with a moderate degree of principal risk. In general, relative to the other Portfolios, the Conservative Balanced Portfolio should offer investors the potential for a medium to high level of income and a medium to low level of capital growth, while exposing them to a medium to low level of principal risk.

Principal Investment Strategies. The Portfolio operates as a fund of funds and invests principally in underlying funds. The Portfolio:

•	invests between 40% and 80% of its net assets in a combination of fixed-income funds and cash equivalents and between 20% and 60% of its net assets in equity funds

•	may invest up to 40% of its assets in any single fixed-income fund as well as cash equivalents and

•	may invest up to 30% of its assets in any single equity fund.

The Portfolio may also invest in U.S. Government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements and strategic transactions (derivatives) such as futures contracts and options.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year(1)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	8.00%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-4.84%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	10 Years
Institutional Class (before taxes)	7.60	8.61	5.28
(after taxes on distributions)(2)	5.63	7.45	3.72
(after taxes on distributions and sale of shares)(2)	5.81	6.88	3.61
Lehman Brothers Aggregate Bond Index(3)	6.97	4.42	5.97
S&P 500 Index(3)	5.49	12.83	5.91
40% S&P 500 Index and 60% Lehman Brothers Aggregate Bond Index(3)	6.77	7.97	6.37
Morningstar Conservative Allocation Category Average	4.53	7.13	4.91

(1)	The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on July 25, 1996. The Portfolio’s performance between 1996 and 1999 benefited from the agreement of the Portfolio’s previous adviser and its affiliates to limit the Portfolio’s expenses.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

138 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Balanced Portfolio

Objective. The Portfolio seeks to provide as high a level of total return (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk. In general, relative to the other Portfolios, the Balanced Portfolio should offer investors the potential for a medium level of income and a medium level of capital growth, while exposing them to a medium level of principal risk.

Principal Investment Strategies. The Portfolio operates as a fund of funds and invests principally in underlying funds. The Portfolio:

•	invests between 30% and 70% of its net assets in the equity funds and between 30% and 70% of its net assets in fixed-income funds and cash equivalents

•	may invest up to 30% of its assets in any single equity fund and

•	may invest up to 40% of its assets in any single fixed-income fund as well as cash equivalents.

The Portfolio may also invest in U.S. Government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and strategic transactions (derivatives) such as futures contracts and options.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year(1)

Highest return for a quarter during the period of the bar chart above:	Q4 ’99	15.44%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-8.79%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	10 Years
Institutional Class (before taxes)	8.50	10.80	8.32
(after taxes on distributions)(2)	6.63	9.95	6.90
(after taxes on distributions and sale of shares)(2)	6.88	9.08	6.52
Lehman Brothers Aggregate Bond Index(3)	6.97	4.42	5.97
S&P 500 Index(3)	5.49	12.83	5.91
60% S&P 500 Index and 40% Lehman Brothers Aggregate Bond Index(3)	6.47	9.65	6.36
Morningstar Moderate Allocation Category Average	5.99	10.24	5.99

(1)	The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on July 25, 1996. The Portfolio’s performance between 1996 and 1999 benefited from the agreement of the Portfolio’s previous adviser and its affiliates to limit the Portfolio’s expenses.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

Principal Investors Fund	RISK/RETURN SUMMARY 139
www.principal.com

Conservative Growth Portfolio

Objective. The Portfolio seeks to provide long-term capital appreciation. In general, relative to the other Portfolios, the Conservative Growth Portfolio should offer investors the potential for a low to medium level of income and a medium to high level of capital growth, while exposing them to a medium to high level of principal risk.

Principal Investment Strategies. The Portfolio operates as a fund of funds and invests principally in underlying funds. The Portfolio:

•	generally invests at least 60% of its net assets in equity funds

•	may invest up to 40% of its assets in any single equity fund and

•	may invest up to 30% of its assets in any single fixed-income fund as well as cash equivalents.

The Portfolio may also invest in U.S. Government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and strategic transactions (derivatives) such as futures contracts and options.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year(1)

Highest return for a quarter during the period of the bar chart above:	Q4 ’99	22.16%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02 and Q3 ’01	-12.69%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	10 Years
Institutional Class (before taxes)	9.37	12.85	9.11
(after taxes on distributions)(2)	7.70	12.35	8.00
(after taxes on distributions and sale of shares)(2)	7.87	11.19	7.48
Lehman Brothers Aggregate Bond Index(3)	6.97	4.42	5.97
S&P 500 Index(3)	5.49	12.83	5.91
80% S&P 500 Index and 20% Lehman Brothers Aggregate Bond Index(3)	6.05	11.27	6.20
Morningstar Moderate Allocation Category Average	5.99	10.24	5.99

(1)	The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on July 25, 1996. The Portfolio’s performance between 1996 and 1999 benefited from the agreement of the Portfolio’s previous adviser and its affiliates to limit the Portfolio’s expenses.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(4)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

140 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Strategic Growth Portfolio

Objective. The Portfolio seeks to provide long-term capital appreciation. In general, relative to the other Portfolios, the Strategic Growth Portfolio should offer investors the potential for a high level of capital growth, and a corresponding level of principal risk.

Principal Investment Strategies. The Portfolio operates as a fund of funds and invests principally in underlying funds. The Portfolio:

•	generally invests at least 75% of its net assets in equity funds

•	may invest up to 50% of its assets in any single equity fund and

•	may invest up to 25% of its assets in any single fixed-income fund as well as cash equivalents.

The Portfolio may also invest in U.S. Government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and strategic transactions (derivatives) such as futures contracts and options.

The Portfolio shares the principal risks of each Fund in which it invests as well as the risks associated with direct investments in the instruments listed in the foregoing paragraph, including derivatives risk and portfolio risk.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year(1)

Highest return for a quarter during the period of the bar chart above:	Q4 ’99	25.23%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’01	-16.73%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	10 Years
Institutional Class (before taxes)	9.62	14.20	9.28
(after taxes on distributions)(2)	8.17	13.83	8.34
(after taxes on distributions and sale of shares)(2)	8.08	12.47	7.74
Lehman Brothers Aggregate Bond Index(3)	6.97	4.42	5.97
S&P 500 Index(3)	5.49	12.83	5.91
Russell 3000 Index(3)	5.14	13.63	6.22
Morningstar Large Blend Category Average	6.16	12.63	5.92

(1)	The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on July 25, 1996. The Portfolio’s performance between 1996 and 1999 benefited from the agreement of the Portfolio’s previous adviser and its affiliates to limit the Portfolio’s expenses.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

Principal Investors Fund	RISK/RETURN SUMMARY 141
www.principal.com

Fees and Expenses of the Portfolios
The following table shows the operating expenses (expressed as a percentage of average daily net assets) incurred by the Institutional Class shares of the SAM Portfolios during the fiscal year ended October 31, 2007. The table also shows the estimated amount of expenses (expressed as a percentage of average daily net assets) indirectly incurred by the SAM Portfolios through their investments in the underlying funds based on expenses of the underlying funds for the fiscal year ended October 31, 2007.

Annual Fund Operating Expenses
(expenses that are deducted from Fund Assets)

Institutional Class Shares
	Flexible	Conservative		Conservative	Strategic
	Income	Balanced	Balanced	Growth	Growth
For the year ended October 31, 2007	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Management Fees	0.31%	0.31%	0.31%	0.31%	0.31%

Total Gross Operating Fees and Expenses	0.31%	0.31%	0.31%	0.31%	0.31%
Acquired Fund (Underlying Fund) Operating Expenses	0.53%	0.57%	0.60%	0.63%	0.65%

Total Annual Fund Operating Expenses	0.84%	0.88%	0.91%	0.94%	0.96%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

Institutional Class Shares
	Number of years you own your shares
	1	3	5	10
Flexible Income Portfolio	$86	$268	$466	$1,037
Conservative Balanced Portfolio	90	281	488	1,084
Balanced Portfolio	93	290	504	1,120
Conservative Growth Portfolio	96	300	520	1,155
Strategic Growth Portfolio	98	306	531	1,178

142 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Money Market Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks as high a level of current income as is considered consistent with preservation of principal and maintenance of liquidity

Investor Profile:	The Fund may be an appropriate investment for investors seeking monthly dividends without incurring much principal risk.

Main Strategies and Risks
The Fund invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which PGI believes present minimal credit risks. At the time the Fund purchases each security, it is an “eligible security” as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Fund maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Fund may sell a security before it matures:

•	to take advantage of market variations;
•	to generate cash to cover sales of Fund shares by its shareholders; or
•	upon revised credit opinions of the security’s issuer.

The sale of a security by the Fund before maturity may not be in the best interest of the Fund. The sale of portfolio securities is usually a taxable event. The Fund does have an ability to borrow money to cover the redemption of Fund shares.

It is the policy of the Fund to be as fully invested as possible to maximize current income. Securities in which the Fund invests include:

•	securities issued or guaranteed by the U.S. government, including Treasury bills, notes and bonds;
•	securities issued or guaranteed by agencies or instrumentalities of the U.S. government. These are backed either by the full faith and credit of the U.S. government or by the credit of the particular agency or instrumentality;
•	bank obligations including:

•	certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or,
•	bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.

•	commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;
•	corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Fund has 397 days or less remaining to maturity;
•	repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
•	taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Among the certificates of deposit typically held by the Fund are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Before the Sub-Advisor selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.

As with all mutual funds, the value of the Fund’s assets may rise or fall. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Principal Investors Fund	RISK/RETURN SUMMARY 143
www.principal.com

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Municipal Securities Risk
•	Fixed-Income Securities Risk
•	Eurodollar and Yankee Obligations Risk
•	U.S. Government Sponsored Securities Risk

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year(1)

Highest return for a quarter during the period of the bar chart above:	Q1 ’01	1.31%
Lowest return for a quarter during the period of the bar chart above:	Q1 ’04	0.17%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	Life of Fund
Institutional Class	5.01	2.89	2.87
Lehman Brothers U.S. Treasury Bellwethers 3 Month Index	5.11	3.08	3.09

Index performance does not reflect deductions for fees, expenses or taxes.

(1)	Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.
To obtain the Fund’s current yield, call 1-800-222-5852.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Period Ended October 31, 2007	Class
Management Fees	0.38%
Other Expenses	0.01%

Total Annual Fund Operating Expenses	0.39%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$40	$125	$219	$493

144 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Short-Term Bond Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks to provide current income.

Investor Profile:	The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

Main Strategies and Risks
The Fund invests primarily in short-term fixed-income securities. Under normal circumstances, the Fund maintains an effective maturity of four years or less and a dollar-weighted effective maturity of not more than three years. In determining the average effective maturity of the Fund’s assets, the maturity date of a callable security or probable securities may be adjusted to reflect the judgment of PGI regarding the likelihood of the security being called or prepaid. The Fund considers the term “bond” to mean any debt security. Under normal circumstances, it invests at least 80% of its net assets (plus any borrowings for investment purposes) in:

•	securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
•	debt securities of U.S. issuers rated in the four highest grades by Standard & Poor’s Rating Service or Moody’s Investors Service, Inc. or, if unrated, in the opinion of PGI of comparable quality; and
•	mortgage-backed securities representing an interest in a pool of mortgage loans.

The Fund may invest up to 15% of its assets in below-investment-grade fixed-income securities (“junk bonds”) and lend its portfolio securities to brokers, dealers and other financial institutions. Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

PGI may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

During the fiscal year ended October 31, 2007, the average ratings of the Fund’s assets, based on market value at each month-end, were as follows (all ratings are by Moody’s):

64.12% in securities rated Aaa

5.29% in securities rated Aa

7.30% in securities rated A

17.55% in securities rated Baa

3.59% in securities rated Ba

2.11% in securities rated B

0.03% in securities rated Caa

0.00% in securities rated Ca

0.01% in securities rated C

The above percentage for Caa rated securities include unrated securities in the amount of 0.01% which have been determined by PGI to be of comparable quality.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Fixed-Income Securities Risk
•	High Yield Securities Risk
•	U.S. Government Sponsored Securities Risk
•	Derivatives Risk
•	Portfolio Duration Risk
•	U.S. Government Securities Risk
•	Securities Lending Risk
•	Active Trading Risk
•	Prepayment Risk
•	Real Estate Securities Risk

Principal Investors Fund	RISK/RETURN SUMMARY 145
www.principal.com

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year(1)

Highest return for a quarter during the period of the bar chart above:	Q3 ’01	3.86%
Lowest return for a quarter during the period of the bar chart above:	Q2 ’04	-1.58%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	Life of Fund
Institutional Class	3.64	2.88	4.28
(after taxes on distributions)(2)	1.77	1.70	3.12
(after taxes on distributions and sale of shares)(2)	2.35	1.90	3.19
Lehman Brothers MF (1-3) US Government Credit Index(3)(4)	6.83	3.37	4.54
Lehman Brothers Mutual Fund 1-5 Gov’t/Credit Index(3)	8.16	3.30	4.98
Morningstar Short-Term Bond Category Average	4.29	2.89	3.80

(1)	Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.
(4)	This index is now the benchmark against which the Fund measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

146 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Year Ended October 31, 2007	Class
Management Fees	0.40%
Other Expenses	0.01

Total Annual Fund Operating Expenses(1)	0.41%

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$42	$132	$230	$518

Principal Investors Fund	RISK/RETURN SUMMARY 147
www.principal.com

Short-Term Income Fund

Sub-Advisor(s):	Edge Asset Management, Inc. (“Edge”)

Objective:	The Fund seeks to provide as high a level of current income as is consistent with prudent investment management and stability of principal.

Investor Profile:	The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

Main Strategies and Risks
The Fund invests in high quality short-term bonds and other fixed-income securities that, at the time of purchase, are rated in one of the top four rating categories by one or more nationally recognized statistical rating organizations (“NRSRO”) or, in the opinion of Edge, are of comparable quality (“investment-grade”). Under normal circumstances, the Fund maintains an effective maturity of five years or less and a dollar-weighted average duration of three years or less. The Fund’s investments may also include corporate securities, U.S. and foreign government securities, repurchase agreements, mortgage-backed and asset-backed securities, and real estate investment trust securities.

The Fund may invest up to 10% of its assets in foreign fixed-income securities, primarily bonds of foreign governments or their political subdivisions, foreign companies and supranational organizations, including non-U.S. dollar-denominated securities and U.S. dollar-denominated fixed-income securities issued by foreign issuers and foreign branches of U.S. banks. The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. The Fund may invest up to 5% of its assets in preferred stock. The Fund may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging, and enter into swaps and currency forwards or futures contracts and related options for the purpose of currency hedging. The Fund may invest in certain illiquid investments, such as privately placed securities, including restricted securities. The Fund may borrow money, enter into dollar roll transactions in aggregate of up to 33 1/3% of its total assets. The Fund may invest up to 25% of its total assets in asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of similar assets.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Fixed-Income Securities Risk
•	U.S. Government Securities Risk
•	Foreign Securities Risk
•	U.S. Government Sponsored Securities Risk
•	Derivatives Risk
•	Portfolio Duration Risk
•	Exchange Rate Risk
•	Securities Lending Risk
•	Underlying Fund Risk
•	Prepayment Risk
•	Real Estate Securities Risk

148 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Edge has provided investment advice to the Fund since the Fund’s inception.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year(1)

Highest return for a quarter during the period of the bar chart above:	Q3 ’01	3.25%
Lowest return for a quarter during the period of the bar chart above:	Q2 ’04	-1.62%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	10 Years
Institutional Class (before taxes)	4.79	3.55	5.00
(after taxes on distributions)(2)	3.12	2.12	3.10
(after taxes on distributions and sale of shares)(2)	3.09	2.19	3.10
Citigroup Broad Investment-Grade Credit 1-3 Years Index(3)	5.75	3.94	5.50
Morningstar Short-Term Bond Category Average	4.29	2.88	4.41

(1)	The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on November 1, 1993.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Period Ended October 31, 2007	Class
Management Fees	0.49%
Other Expenses	0.02

Total Annual Fund Operating Expenses	0.51%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$52	$164	$285	$640

Principal Investors Fund	RISK/RETURN SUMMARY 149
www.principal.com

Ultra Short Bond Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks to provide current income while seeking capital preservation.

Investor Profile:	The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

Main Strategies and Risks
The Fund invests primarily in high quality, short-term fixed-income securities. Under normal circumstances, the Fund maintains a dollar-weighted effective maturity of not more than 2.5 years. In determining the average effective maturity of the Fund’s assets, the maturity date of a callable security or prepayable securities may be adjusted to reflect PGI’s judgment regarding the likelihood of the security being called or prepaid. The Fund considers the term “bond” to mean any debt security. Under normal circumstances, it invests at least 80% of its assets in:

•	securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
•	debt securities of U.S. issuers rated in the four highest grades by Standard & Poor’s Rating Service (“S&P) or Moody’s Investors Service, Inc. (“Moody’s”) or, if unrated, in the opinion of the PGI of comparable quality; and
•	mortgage-backed securities representing an interest in a pool of mortgage loans.

The rest of the Fund’s assets may be invested in a variety of financial instruments, including securities in the fourth highest rating category or their equivalent. Securities in the fourth highest category are “investment grade.” While they are considered to have adequate capacity to pay interest and repay principal, they do have speculative characteristics. Changes in economic and other conditions are more likely to affect the ability of the issuer to make principal and interest payments than is the case with issuers of higher rated securities.

The Fund may invest up to 15% of its assets in below-investment grade fixed-income securities (“junk bonds”) and may lend its portfolio securities to brokers, dealers, and other financial institutions. Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents.

PGI may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

During the fiscal year ended October 31, 2007, the average ratings of the Fund’s assets, based on market value at each month-end, were as follows (all ratings are by Moody’s):

53	.17% in securities rated Aaa	14	.21% in securities rated Baa	0	.02% in securities rated Caa
7	.89% in securities rated Aa	4	.47% in securities rated Ba	0	.03% in securities rated Ca
17	.10% in securities rated A	3	.09% in securities rated B	0	.02% in securities rated C

The above percentages for Aaa, Aa, A, Baa, Ba, and B rated securities include unrated securities in the amount of 0.04%, 0.03%, 0.19%, 0.02%, 0.02% and 0.01% respectively, which have been determined by PGI to be of comparable quality.

150 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Fixed-Income Securities Risk
•	High Yield Securities Risk
•	U.S. Government Sponsored Securities Risk
•	Derivatives Risk
•	Portfolio Duration Risk
•	U.S. Government Securities Risk
•	Securities Lending Risk
•	Prepayment Risk
•	Active Trading Risk
•	Underlying Fund Risk

Principal has been the Fund’s Sub-Advisor since June 15, 2001.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year

On July 29, 2004, the Fund converted to a money market fund. On May 27, 2005, the Fund converted to an ultra short term bond fund.

Highest return for a quarter during the period of the bar chart above:	Q3 ’05	1.77	%(2)
Lowest return for a quarter during the period of the bar chart above:	Q4 ’07	-1.82%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years		Life of Fund
Institutional Class	-1.88	2.51	(2)	2.93	(2)
(after taxes on distributions)(3)	-3.76	1.14	(2)	1.49	(2)
(after taxes on distributions and sale of shares)(3)	-1.19	1.36	(2)	1.65	(2)
6-Month LIBOR Index(4)	5.61	3.36		3.13
Morningstar Ultrashort Bond Category Average	2.42	2.51		2.73

(1)	Institutional Class shares were first sold on June 15, 2001.

(2)	During 2005, the Class experienced a significant withdrawal of monies by an affiliate. As the remaining shareholders held relatively small positions, the total return amounts expressed herein are greater than those that would have been experienced without the withdrawal.
(3)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(4)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

Principal Investors Fund	RISK/RETURN SUMMARY 151
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For the Year Ended October 31, 2007	Class
Management Fees	0.40%
Other Expenses	0.01

Total Fund Operating Expenses(1)	0.41%

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$42	$132	$230	$518

152 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Bond & Mortgage Securities Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks to provide current income.

Investor Profile:	The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

Main Strategies and Risks
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor’s Rating Service (“S&P”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”). The Fund considers the term “bond” to mean any debt security. Under normal circumstances, the Fund invests in:

•	securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
•	mortgage-backed securities representing an interest in a pool of mortgage loans;
•	debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top four categories by S&P or Moody’s or, if not rated, in the opinion of PGI of comparable quality; and
•	securities issued or guaranteed by the governments of Canada (provincial or federal government) or the United Kingdom payable in U.S. dollars.

The rest of the Fund’s assets may be invested in:

•	common and preferred stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or

•	securities rated less than the four highest grades of S&P or Moody’s (i.e. less than investment grade (commonly known as “junk bonds”)) but not lower than CCC-(S&P) or Caa3 (Moody’s).

The Fund may also lend its portfolio securities to brokers, dealers and other financial institutions. PGI may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

The Fund may actively trade securities in an attempt to achieve its investment objective.

During the fiscal year ended October 31, 2007, the average ratings of the Fund’s assets, based on market value at each month-end, were as follows (all ratings are by Moody’s):

65	.64% in securities rated Aaa	13	.10% in securities rated Baa	0	.22% in securities rated Caa
4	.50% in securities rated Aa	4	.40% in securities rated Ba	0	.07% in securities rated Ca
7	.94% in securities rated A	4	.12% in securities rated B	0	.01% in securities rated C

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Fixed-Income Securities
•	Active Trading Risk
•	Municipal Securities Risk
•	U.S. Government Sponsored Securities Risk
•	Prepayment Risk
•	Derivatives Risk
•	High Yield Securities Risk
•	Securities Lending Risk
•	U.S. Government Securities Risk
•	Portfolio Duration Risk
•	Underlying Fund Risk

Principal Investors Fund	RISK/RETURN SUMMARY 153
www.principal.com

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year(1)

Highest return for a quarter during the period of the bar chart above:	Q3 ’01	4.20%
Lowest return for a quarter during the period of the bar chart above:	Q2 ’04	-2.30%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	Life of Fund
Institutional Class	3.11	3.77	5.18
(after taxes on distributions)(2)	1.20	2.57	4.03
(after taxes on distributions and sale of shares)(2)	2.01	2.68	3.99
Lehman Brothers Aggregate Bond Index(3)	6.97	4.42	5.81
Morningstar Intermediate-Term Bond Category Average	4.70	4.07	4.99

(1)	Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Year Ended October 31, 2007	Class
Management Fees	0.52%

Total Annual Fund Operating Expenses	0.52%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$53	$167	$291	$653

154 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Government & High Quality Bond Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks to provide current income.

Investor Profile:	The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

Main Strategies and Risks
The Fund seeks to achieve its investment objective by investing primarily (at least 80% of its net assets, plus any borrowings for investment purposes) in securities that are AAA rated or issued by the U.S. government, its agencies or instrumentalities. The Fund may invest in mortgage-backed securities representing an interest in a pool of mortgage loans. These securities are rated AAA by Standard & Poor’s Corporation or Aaa by Moody’s Investor Services, Inc. or, if unrated, determined by PGI to be of equivalent quality.

PGI seeks undervalued securities that represent good long-term investment opportunities. Securities may be sold when PGI believes they no longer represent good long-term value.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. PGI may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Fixed-Income Securities Risk
•	U.S. Government Securities Risk
•	U.S. Government Sponsored Securities Risk
•	Derivatives Risk
•	Active Trading Risk
•	Securities Lending Risk
•	Portfolio Duration Risk
•	Prepayment Risk

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year(1)

Highest return for a quarter during the period of the bar chart above:	Q3 ’01	4.17%
Lowest return for a quarter during the period of the bar chart above:	Q2 ’04	-1.55%

Principal Investors Fund	RISK/RETURN SUMMARY 155
www.principal.com

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	Life of Fund
Institutional Class	4.56	3.23	4.63
(after taxes on distributions)(2)	2.80	2.07	3.54
(after taxes on distributions and sale of shares)(2)	2.94	2.23	3.56
Lehman Brothers Government/Mortgage Index(3)	7.72	4.28	5.58
Morningstar Intermediate Government Category Average	6.09	3.27	4.58

(1)	Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.
For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Period Ended October 31, 2007	Class
Management Fees	0.40%
Other Expenses	0.01

Total Annual Fund Operating Expenses(1)	0.41%

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$42	$132	$230	$518

156 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

High Quality Intermediate-Term Bond Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks to provide current income.

Investor Profile:	The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

Main Strategies and Risks
The Fund invests primarily in intermediate term fixed-income securities rated A or higher by Standard & Poor’s Rating Service (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). Under normal circumstances, the Fund maintains an effective maturity of four years or less and a dollar-weighted effective maturity of greater than three and less than ten years. In determining the average effective maturity of the Fund’s assets, the maturity date of a callable security or prepayable securities may be adjusted to reflect PGI’s judgment regarding the likelihood of the security being called or prepaid. The Fund considers the term “bond” to mean any debt security. Under normal circumstances, the Fund invests at least 80% of its assets in:

•	securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
•	mortgage-backed securities representing an interest in a pool of mortgage loans;
•	debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top three categories by S&P or Moody’s or, if not rated, in PGI’s opinion, of comparable quality; and
•	securities issued or guaranteed by the governments of Canada (provincial or federal government) or the United Kingdom payable in U.S. dollars.

The rest of the Fund’s assets may be invested in:

•	common stock and preferred stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
•	securities rated less than the three highest grades of S&P or Moody’s but not lower than BBB- (S&P) or Baa3 (Moody’s) (i.e. less than investment grade).
Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents.

PGI may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Fixed-Income Securities Risk
•	U.S. Government Sponsored Securities Risk
•	Derivatives Risk
•	Active Trading Risk
•	Securities Lending Risk
•	Portfolio Duration Risk
•	Prepayment Risk

Principal Investors Fund	RISK/RETURN SUMMARY 157
www.principal.com

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year(1)

Highest return for a quarter during the period of the bar chart above:	Q3 ’02	4.68%
Lowest return for a quarter during the period of the bar chart above:	Q2 ’04	-2.22%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	Life of Fund
Institutional Class	3.19	3.63	5.22
(after taxes on distributions)(2)	1.44	2.10	3.42
(after taxes on distributions and sale of shares)(2)	2.08	2.22	3.40
Lehman Brothers Aggregate Bond Index(3)	6.97	4.42	5.81
Morningstar Intermediate-Term Bond Category Average	4.70	4.07	4.99

(1)	Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

158 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Period Ended October 31, 2007	Class
Management Fees	0.40%
Other Expenses	0.02

Total Annual Fund Operating Expenses(1)	0.42%

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$43	$135	$235	$530

Principal Investors Fund	RISK/RETURN SUMMARY 159
www.principal.com

High Yield Fund
(effective 06/13/2008, this Fund will be known as High Yield Fund I)

Sub-Advisor(s):	J.P. Morgan Investment Management, Inc. (“J.P. Morgan”) and Lehman Brothers Asset Management LLC (“Lehman Brothers”)

Objective:	The Fund seeks high current income.

Investor Profile:	The Fund may be an appropriate investment for investors seeking asset class diversification by investing in a fixed-income mutual fund and who are willing to accept the risks associated with investing in “junk bonds.”

Main Strategies and Risks
Under normal market conditions, the Fund invests at least 80% of its assets in high yield, below investment grade quality debt and other income-producing securities including, corporate bonds, corporate loan participations and assignments, convertible securities, preferred securities, asset-backed securities, credit default swaps, and securities of companies in bankruptcy proceedings or otherwise in the process of debt restructuring. The “high yield” securities in which the Fund invests are commonly known as “junk bonds.” These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative with respect to the issuer’s ability to pay interest and to repay principal.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. Loans of portfolio securities may not exceed 33 1/3% of the value of the Fund’s total assets (including the value of all assets received as collateral for loan). In connection with such loans the Fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities.

The Fund primarily invests its assets in securities rated Ba1 or lower by Moody’s Investor Service, Inc. (“Moody’s”) or BB+ or lower by Standard & Poor’s Rating Service (“S&P”). The Fund may also invest in unrated securities which the Manager believes to be of comparable quality. The Statement of Additional Information contains descriptions of the securities rating categories.

Sub-Advisor, Lehman Brothers, believes that superior high yield investment results can be achieved throughout all market cycles using a proactive investment process that incorporates experience and investment judgment supported by risk management techniques. Lehman Brothers believes that successful high yield investing is driven by strict discipline that seeks to avoid credit deterioration, select securities in which the spread is attractive on a relative value basis, and rotate across credit tiers and industry sectors.

During the fiscal year ended October 31, 2007, the average rating of the Fund’s assets, based on market value at each month-end, were as follows (all rating are by Moody’s):

0.00% in securities rated Aaa

0.00% in securities rated Aa

0.03% in securities rated A

0.84% in securities rated Baa

29.74% in securities rated Ba

58.06% in securities rated B

8.53% in securities rated Caa

2.26% in securities rated Ca

0.54% in securities rated C

The above percentage for Ba rated securities includes unrated securities in the amount of 0.07% which have been determined by J.P. Morgan and Lehman Brothers to be of comparable quality.

Principal determines the portion of the fund’s assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash

160 RISK/RETURN SUMMARY	Principal Investors Fund
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flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor’s firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

Among the principal risks (defined in Appendix A) of investing in the Funds are:

•	Fixed-Income Securities Risk

•	High Yield Securities Risk
•	U.S. Government Sponsored Securities Risk
•	Derivatives Risk
•	Municipal Securities Risk
•	U.S. Government Securities Risk
•	Securities Lending Risk
•	Portfolio Duration Risk
•	Prepayment Risk
•	Underlying Fund Risk

Effective July 19, 2007, J.P. Morgan and Lehman Brothers became sub-advisors to the Fund.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Return (%) as of 12/31 each year

Highest return for a quarter during the period of the bar chart above:	Q4 ’06	3.48%
Lowest return for a quarter during the period of the bar chart above:	Q4 ’07	-1.06%

Average annual total returns (%)

For the period ended December 31, 2007	1 Year	Life of Fund
Institutional Class (before taxes)	2.53	5.12
(after taxes on distributions)(2)	1.44	3.46
(after taxes on distributions and sale of shares)(2)	1.65	3.41
Lehman Brothers High Yield Composite Bond Index(3)	−8.11	5.39
Lehman Brothers U.S. Corporate High Yield - 2% Issuer Capped Index(3)(4)	−7.76	5.38
Morningstar High Yield Bond Category	1.47	4.60

(1)	Lifetime results are measured from the date the Institutional Class shares were first sold (December 29, 2004).

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

(4)	This index is now the benchmark against which the Fund measures its performance. The Manager and the portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

Principal Investors Fund	RISK/RETURN SUMMARY 161
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Period Ended October 31, 2007	Class
Management Fees	0.65%
Other Expenses	0.01

Total Annual Fund Operating Expenses(1)	0.66%

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$67	$211	$368	$822

162 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

High Yield Fund II
(effective 06/13/2008, this Fund will be known as High Yield Fund)

Sub-Advisor(s):	Edge Asset Management, Inc. (“Edge”)

Objective:	The Fund seeks to provide a relatively high level of current income.

Investor Profile:	The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund, and who are willing to accept the risks associated with investing in “junk bonds,” foreign securities and emerging markets.

Main Strategies and Risks
The Fund invests primarily in high-yield, high-risk, below-investment grade fixed-income securities (sometimes called “junk bonds”), which may include foreign investments. The Fund invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of fixed-income securities (including convertible securities and preferred stocks) rated lower than BBB by S&P or Fitch or rated lower than Baa by Moody’s or of equivalent quality as determined by Edge. The remainder of the Fund’s assets may be invested in any other securities Edge believes are consistent with the Fund’s objective, including higher rated fixed-income securities, common stocks, real estate investment trusts and other equity securities. The Fund may also invest in securities of foreign issuers, including those located in developing or emerging countries, and engage in hedging strategies involving options. The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. The Fund may use futures, options, swaps and derivative instruments to “hedge” or protect its portfolio from adverse movements in securities prices and interest rates.

During the fiscal year ended October 31, 2007, the average ratings of the Fund’s assets, based on market value at each month-end, were as follows (all ratings are by Moody’s):

1.80% in securities rated Aaa

0.21% in securities rated Aa

0.00% in securities rated A

4.60% in securities rated Baa

17.17% in securities rated Ba

52.89% in securities rated B

18.33% in securities rated Caa

4.35% in securities rated Ca

0.65% in securities rated C

The above percentages for Aaa, Aa, Baa, Ba, B, Caa, and Ca rated securities include unrated securities in the amount of 0.27%, 0.21%, 0.30%, 069%, 6.11%, 1.89%, and 0.72% respectively, which have been determined by Edge to be of comparable quality.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Fixed-Income Securities Risk
•	High Yield Securities Risk
•	Equity Securities Risk
•	Portfolio Duration Risk
•	Derivatives Risk
•	Foreign Securities Risk
•	Small Company Risk
•	Emerging Market Risk
•	Underlying Fund Risk
•	Real Estate Securities Risk
•	Exchange Rate Risk
•	Securities Lending Risk

Edge has provided investment advice to the Fund since the Fund’s inception.

Principal Investors Fund	RISK/RETURN SUMMARY 163
www.principal.com

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year(1)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	11.11%
Lowest return for a quarter during the period of the bar chart above:	Q4 ’00	-5.45%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	Life of Fund
Institutional Class (before taxes)	6.10	13.34	8.26
(after taxes on distributions)(2)	2.70	10.09	4.46
(after taxes on distributions and sale of shares)(2)	4.43	9.67	4.64
Citigroup US High Yield Market Capped Index(3)	2.59	10.64	NA
Morningstar High Yield Bond Category	1.47	9.50	4.04

(1)	The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on April 8, 1998.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets.

Institutional
For The Period Ended October 31, 2007	Class
Management Fees	0.52%
Other Expenses	0.01

Total Annual Fund Operating Expenses	0.53%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$54	$170	$296	$665

164 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Income Fund

Sub-Advisor(s):	Edge Asset Management, Inc. (“Edge”)

Objective:	The Fund seeks to provide a high level of current income consistent with preservation of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund, and who are willing to accept the risks associated with investing in “junk bonds,” foreign securities, and REIT securities.

Main Strategies and Risks
Under normal circumstances, the Fund invests primarily in a diversified pool of fixed-income securities including corporate securities, U.S. government securities, and mortgage-backed securities (including collateralized mortgage obligations), up to 35% of which may be in below investment-grade fixed-income securities (sometimes called “junk bonds”). The Fund may also invest in convertible securities and real estate investment trust (“REIT”) securities.

The Fund may also invest in securities denominated in foreign currencies and receive interest, dividends and sale proceeds in foreign currencies. The Fund may engage in foreign currency exchange transactions for hedging or non-hedging purposes and may purchase and sell currencies on a spot (i.e. cash) basis, enter into forward contracts to purchase or sell foreign currencies at a future date, and buy and sell foreign currency futures contracts. The Fund may enter into dollar roll transactions, which may involve leverage and purchase and sell interest rate futures and options.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. The Fund may use futures, options, swaps and derivative instruments to “hedge” or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk.

During the fiscal year ended October 31, 2007, the average ratings of the Fund’s assets, based on market value at each month-end, were as follows (all ratings are by Moody’s):

36.24% in securities rated Aaa
 7.64% in securities rated Aa
 6.67% in securities rated A
32.57% in securities rated Baa
 4.27% in securities rated Ba
 8.37% in securities rated B
3.82% in securities rated Caa
0.08% in securities rated Ca
0.34% in securities rated C

The above percentages for Aaa, Baa, Ba, B, and Caa rated securities include unrated securities in the amount of 8.99%, 0.03%, 0.04%, 0.11%, and 0.60% respectively, which have been determined by Edge to be of comparable quality.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Fixed-Income Securities Risk
•	Exchange Rate Risk
•	Prepayment Risk
•	U.S. Government Sponsored Securities Risk
•	Derivatives Risk
•	Underlying Fund Risk
•	High Yield Securities Risk
•	Portfolio Duration Risk
•	Real Estate Securities Risk
•	Foreign Securities Risk
•	U.S. Government Securities Risk
•	Securities Lending Risk

Edge has provided investment advice to the Fund since the Fund’s inception.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Principal Investors Fund	RISK/RETURN SUMMARY 165
www.principal.com

Calendar Year Total Returns (%) as of 12/31 each year(1)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	4.71%
Lowest return for a quarter during the period of the bar chart above:	Q2 ’04	-2.77%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	10 Years
Institutional Class (before taxes)	5.85	5.61	6.22
(after taxes on distributions)(2)	3.77	3.50	3.69
(after taxes on distributions and sale of shares)(2)	3.76	3.55	3.74
Citigroup Broad Investment-Grade Bond Index(3)	7.22	4.55	6.02
Morningstar Intermediate-Term Bond Category Average	4.70	4.07	5.16

(1)	The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on December 15, 1975.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets.

Institutional
For The Period Ended October 31, 2007	Class
Management Fees	0.50%
Other Expenses	0.01

Total Annual Fund Operating Expenses	0.51%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$52	$164	$285	$640

166 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Inflation Protection Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks to provide current income and real (after-inflation) total returns.

Investor Profile:	The Fund may be an appropriate investment for investors who want their income and principal investments to keep pace with inflation over time.

Main Strategies and Risks
Under normal circumstances, the Fund invests primarily in inflation protected debt securities. Inflation protected debt securities are designed to provide a “real rate of return” - a return after adjusting for the impact of inflation. Inflation - a rise in the general price level - erodes the purchasing power of an investor’s portfolio. For example, if an investment provides a “nominal” total return of 8% in a given year and inflation is 3% during that period, the inflation-adjusted, or real, return is 5%. The investment’s inflation adjustment is based on a designated inflation index (such as the Consumer Price Index for Urban Consumers) and typically is applied monthly to the principal of the security. The fixed coupon rate of the security is based on the adjusted principal so that as inflation increases, both the principal value and the interest payments increase. Because this inflation adjustment feature is designed to mitigate a major risk, inflation protected debt securities typically have lower nominal yields than conventional fixed-rate debt securities.

The Fund may invest in:

•	inflation protected debt securities issued by the U.S. Treasury and U.S. Government sponsored entities as well as inflation protected debt securities issued by corporations;
•	inflation protected debt securities issued by foreign governments and corporations that are linked to a non-U.S. inflation rate;
•	floating rate notes;
•	adjustable rate mortgages;
•	derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities; and
•	commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures.

The Fund may invest up to 15% of assets in high yield securities (“junk bonds”) but not in securities rated lower than CCC- or Caa3 by S&P or Moody’s or, if unrated, determined by PGI to be of comparable quality.

The Fund may invest up to 20% of its assets in securities denominated in foreign currencies. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may also lend its portfolio securities to brokers, dealers and other financial institutions.

PGI may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

Principal Investors Fund	RISK/RETURN SUMMARY 167
www.principal.com

During the fiscal year ended October 31, 2007, the average ratings of the Fund’s assets, based on market value at each month-end, were as follows (all ratings are by Moody’s):

73.43% in securities rated Aaa
 4.80% in securities rated Aa
 5.94% in securities rated A

10.57% in securities rated Baa
 3.33% in securities rated Ba
 1.90% in securities rated B

0.01% in securities rated Caa
0.00% in securities rated Ca
0.02% in securities rated C

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Fixed-Income Securities Risk
•	High Yield Securities Risk
•	Underlying Fund Risk
•	U.S. Government Sponsored Securities Risk
•	Foreign Securities Risk
•	Derivatives Risk
•	Portfolio Duration Risk
•	Securities Lending Risk
•	Exchange Rate Risk
•	Prepayment Risk
•	U.S. Government Securities Risk

Principal has been the Fund’s Sub-Advisor since December 29, 2004.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year

Highest return for a quarter during the period of the bar chart above:	Q3 ’06	3.40%
Lowest return for a quarter during the period of the bar chart above:	Q1 ’06	-2.11%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	Life of Fund
Institutional Class	6.08	3.05
(after taxes on distributions)(2)	3.38	1.12
(after taxes on distributions and sale of shares)(2)	3.92	1.48
Lehman Brothers US Treasury TIPS Index(3)	11.64	4.94
Morningstar Inflation-Protected Bond Category Average	9.86	3.89

(1)	Lifetime results are measured from the date the Institutional Class shares were first sold (December 29, 2004).

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

168 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Period Ended October 31, 2007	Class
Management Fees	0.40%
Other Expenses	0.01

Total Annual Fund Operating Expenses(1)	0.41%

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$42	$132	$230	$518

Principal Investors Fund	RISK/RETURN SUMMARY 169
www.principal.com

Mortgage Securities Fund

Sub-Advisor(s):	Edge Asset Management, Inc. (“Edge”)

Objective:	The Fund seeks to provide a high level of current income consistent with safety and liquidity.

Investor Profile:	The Fund may be appropriate for investors seeking diversification by investing in a fixed-income mutual fund.

Main Strategies and Risks
The Fund invests primarily in mortgage-backed securities, including collateralized mortgage obligations. The Fund may also invest in dollar rolls, which may involve leverage.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in mortgage-backed securities, including collateralized mortgage obligations, and in other obligations that are secured by mortgages or mortgage-backed securities, including repurchase agreements. The Fund may also invest in U.S. government securities. Certain issuers of U.S. government securities are sponsored or chartered by Congress but their securities are neither issued or guaranteed by the U.S. Treasury. The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. The Fund may use futures, options, swaps and derivative instruments to “hedge” or protect its portfolio from adverse movements in securities prices and interest rates.

The Fund invests in mortgage securities which represent good longer term value, taking into account potential returns, prepayment and credit risk as well as deal-structure where appropriate. The Fund also invests in Treasury and Agency securities primarily for duration and liquidity management purposes.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Fixed-Income Securities Risk
•	Portfolio Duration Risk
•	U.S. Government Sponsored Securities Risk
•	Derivatives Risk
•	U.S. Government Securities Risk
•	Credit and Counterparty Risk
•	Prepayment Risk
•	Underlying Fund Risk
•	Securities Lending Risk

Edge has provided investment advice to the Fund since the Fund’s inception.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year(1)

Highest return for a quarter during the period of the bar chart above:	Q3 ’01	4.31%
Lowest return for a quarter during the period of the bar chart above:	Q2 ’04	-1.05%

170 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	10 Years
Institutional Class (before taxes)	6.34	3.88	5.39
(after taxes on distributions)(2)	4.49	2.14	3.27
(after taxes on distributions and sale of shares)(2)	4.08	2.28	3.30
Citigroup Mortgage Index(3)	6.99	4.54	5.95
Morningstar Intermediate Government Category Average	6.09	3.27	4.93

(1)	The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on May 4, 1984.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets.

Institutional
For The Period Ended October 31, 2007	Class
Management Fees	0.50%

Total Annual Fund Operating Expenses	0.50%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$51	$160	$280	$628

Principal Investors Fund	RISK/RETURN SUMMARY 171
www.principal.com

Preferred Securities

Sub-Advisor(s):	Spectrum Asset Management, Inc. (“Spectrum”)

Objective:	The Fund seeks to provide current income.

Investor Profile:	The Fund may be an appropriate investment for investors who are seeking dividends to generate income or to be reinvested for growth and are willing to accept fluctuations in the value of the investment.

Main Strategies and Risks
The Fund invests primarily in preferred securities of U.S. companies rated BBB or higher by Standard & Poor’s Rating Service (“S&P”) or Moody’s Investor Service, Inc. (“Moody’s”) or, if unrated, of comparable quality in the opinion of the Sub-Advisor, Spectrum. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in preferred securities. The Fund focuses primarily on the financial services (i.e., banking, insurance and commercial finance), Real Estate Investment Trust (i.e. REIT) and utility industries. The rest of the Fund’s assets may be invested in common stocks, debt securities, and securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

Preferred securities generally pay fixed rate dividends (though some are adjustable rate) and typically have “preference” over common stock in the payment of dividends and the liquidation of a company’s assets - preference means that a company must pay dividends on its preferred securities before paying any dividends on its common stock, and the claims of preferred securities holders are ahead of common stockholders’ claims on assets in a corporate liquidation. Holders of preferred securities usually have no right to vote for corporate directors or on other matters. The market value of preferred securities is sensitive to changes in interest rates as they are typically fixed-income securities - the fixed-income payments are expected to be the primary source of long-term investment return. Preferred securities share many investment characteristics with bonds; therefore, the risks and potential rewards of investing in the Fund are more similar to those associated with a bond fund than a stock fund.

Spectrum seeks to build a portfolio within the context of the eligible universe of preferred securities. For a security to be considered for the Fund, Spectrum will assess the credit risk within the context of the yield available on the preferred. The yield needs to be attractive in comparison to the rating, expected credit trend and senior debt spread of the same issuer. Spectrum considers features such as call protection, subordination and option adjusted spreads to ensure that the selected issue provides a sufficient yield to justify its inclusion in the portfolio.

The Fund is considered non-diversified and can invest a higher percentage of assets in securities of individual issuers than a diversified fund. As a result, changes in the value of a single investment could cause greater fluctuations in the Fund’s share price than would occur in a more diversified fund.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Fixed-Income Securities Risk
•	Non-Diversification Risk
•	U.S. Government Sponsored Securities Risk
•	Derivatives Risk
•	Equity Securities Risk
•	U.S. Government Securities Risk
•	Securities Lending Risk
•	Sector Risk
•	Real Estate Securities Risk
•	Underlying Fund Risk

172 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Spectrum has been the Fund’s Sub-Advisor since May 1, 2002.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	5.55%
Lowest return for a quarter during the period of the bar chart above:	Q4 ’07	-5.98%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Year	Life of Fund
Institutional Class	-7.99	2.93	3.46
(after taxes on distributions)(2)	-9.72	1.22	1.88
(after taxes on distributions and sale of shares)(2)	-5.04	1.59	2.11
Merrill Lynch Hybrid Preferred Securities Index(3)	-12.74	1.74	2.59
Morningstar Intermediate-Term Bond Category Average	4.70	4.07	4.58

(1)	Lifetime results are measured from the date the Institutional Class shares were first sold (May 1, 2002).

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Year Ended October 31, 2007	Class
Management Fees	0.74%
Other Expenses	0.01

Total Annual Fund Operating Expenses(1)	0.75%

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$77	$240	$417	$930

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THE COSTS OF INVESTING

Fees and Expenses of the Funds
The shares of the Funds are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on shares of the Funds purchased with reinvested dividends or other distributions.

In addition to the ongoing fees listed below, the Institutional Class of the Funds may pay a portion of investment related expenses (e.g., interest on reverse repurchase agreements) that are allocated to all classes of the Funds.

Ongoing Fees
Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

Each Principal LifeTime Fund and SAM Portfolio, as a shareholder in the underlying funds, bears its pro rata share of the operating expenses incurred by each underlying fund. The investment return of each Principal LifeTime Fund and SAM Portfolio is net of the underlying funds’ operating expenses.

Each Fund pays ongoing fees to the Manager and others who provide services to the Fund. These fees include:

•	Management Fee – Through the Management Agreement with the Fund, Principal has agreed to provide investment advisory services and corporate administrative services to the Fund.
•	Other Expenses – A portion of expenses that are allocated to all classes of the Fund.

Princor is the Fund’s principal underwriter for Institutional Class shares. It may, from time-to-time, at its expense, pay a bonus or other consideration or incentive to dealers who have sold or may sell significant amounts of shares. Any such bonus or incentive program will not change the price paid by investors for the purchase of the Funds’ shares or the amount that any particular Fund receives as the proceeds from such sales. In addition, Princor or its affiliates may provide financial support to dealers that sell shares of the Funds. This support is based primarily on the amount of sales of fund shares and/or total assets in the Funds. The amount of support may be affected by total sales; net sales; levels of redemptions; the dealers’ support of, and participation in, Princor’s marketing programs and the extent of a dealer’s marketing programs relating to the Funds. Financial support to dealers may be made from payments from Princor’s resources and from its retention of underwriting concessions.

174 THE COSTS OF INVESTING	Principal Investors Fund
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CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS

The information in this section does not apply directly to the Principal LifeTime Funds or the Strategic Asset Management (“SAM”) Portfolios, except to the extent the Principal LifeTime Funds or SAM Portfolios invest in securities other than shares of the underlying funds. The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.

Securities and Investment Practices

Market Volatility. Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Interest Rate Changes. Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

Credit Risk. Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or “junk” bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.

Bank Loans (also known as Senior Floating Rate Interests)
Some of the funds invest in bank loans. Bank loans hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral, and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Bank loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the bank loan. Bank loans are rated below-investment-grade, which means they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Bank loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR) or the prime rate offered by one or more major United States banks.

Bank loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the borrower to repay, prepayments of senior floating rate interests may occur.

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Currency Contracts
The Funds may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. A Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If a Fund’s Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investment, these techniques could result in a loss. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.

Forward Commitments
Although not a principal investment strategy, each of the Funds may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. Each of the Funds may also enter into contracts to sell its investments either on demand or at a specific interval.

Warrants
Each of the Funds may invest in warrants though none of the Funds use such investments as a principal investment strategy. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

Real Estate Investment Trusts
The Funds, except the Money Market Fund, may invest in real estate investment trust securities, herein referred to as “REITs.” In addition, the Real Estate Securities Fund and Global Real Estate Securities Fund typically invest a significant portion of their net assets in REITs. REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. As an investor in a REIT, the Fund will be subject to the REIT’s expenses, including management fees, and will remain subject to the Fund’s advisory fees with respect to the assets so invested. REIT’s are also subject to the possibilities of failing to qualify for the special tax treatment accorded REITs under the Code, and failing to maintain their exemptions from registration under the 1940 Act.

High Yield Securities
The Bond & Mortgage Securities, High Yield, Inflation Protection, Short-Term Bond, and Ultra Short Bond Funds may invest in debt securities rated lower than BBB by S&P or Baa by Moody’s or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or “junk bonds” and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes

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than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund’s shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.

The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.

Initial Public Offerings (“IPOs”)
Certain of the Funds may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders.

Derivatives
To the extent permitted by its investment objectives and policies, each of the Funds may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices, or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Funds may enter into put or call options, future contracts, options on futures contracts and over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps) for both hedging and non-hedging purposes.

Generally, no Fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund.

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The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:

•	the risk that the underlying security, interest rate, market index, or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
•	the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
•	the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund’s initial investment; and
•	the possibility that the counterparty may fail to perform its obligations.

Exchange Traded Funds (ETFs)
These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. The Funds could purchase shares issued by an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although ETFs have management fees that increase their costs.

Convertible Securities
Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.

Foreign Investing
As a principal investment strategy, the Diversified International, International Emerging Markets, International Growth, Partners Global Equity and Partners International Funds may invest Fund assets in securities of foreign companies. The other Funds (except Government & High Quality Bond Fund) may invest in securities of foreign companies but not as a principal investment strategy. For the purpose of this restriction, foreign companies are:

•	companies with their principal place of business or principal office outside the U.S.;
•	companies for which the principal securities trading market is outside the U.S.; and
•	companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced or sales made outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Fund seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If a Fund is unable to make intended security

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purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund’s investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation, or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for a Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.

Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a Fund’s portfolio. A Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

A Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.

Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:

•	increased social, political, and economic instability;
•	a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
•	lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
•	foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
•	relatively new capital market structure or market-oriented economy;
•	the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
•	restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
•	possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

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Small and Medium Capitalization Companies
The Funds (except the Government & High Quality Bond Fund) may invest in securities of companies with small- or mid-sized market capitalizations. The Bond & Mortgage Securities, Disciplined LargeCap Blend, High Quality Intermediate-Term Bond, High Yield, Inflation Protection, LargeCap Growth, LargeCap S&P 500 Index, LargeCap Value, Partners LargeCap Blend, Money Market, Partners LargeCap Blend I, Partners LargeCap Growth, Partners LargeCap Growth I, Partners LargeCap Growth II, Partners LargeCap Value, Partners LargeCap Value I, Partners LargeCap Value II, Preferred Securities, Real Estate Securities, Short-Term Bond, and Ultra Short Bond Funds may hold securities of small and medium capitalization companies but not as a principal investment strategy. The international funds invest in the securities of foreign corporations without regard to the market capitalizations of those companies. Market capitalization is defined as total current market value of a company’s outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources, or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company’s growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company’s management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.

Temporary Defensive Measures
From time to time, as part of its investment strategy, each Fund (other than the Money Market Fund which may invest in high-quality money market securities at any time) may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic, or political conditions. To the extent that the Fund is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers’ acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, a Fund may purchase U.S. government securities, preferred stocks, and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Funds may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.

Fund of Funds
The performance and risks of each Principal LifeTime Fund and Strategic Asset Management (“SAM”) Portfolio directly corresponds to the performance and risks of the underlying funds in which the Fund or Portfolio invests. By investing in many underlying funds, the Principal LifeTime Funds and the SAM Portfolios have partial exposure to the risks of many different areas of the market. The more a Principal LifeTime Fund or SAM Portfolio allocates to stock funds, the greater the expected risk.

Each Principal LifeTime Fund and SAM Portfolio indirectly bears its pro-rata share of the expenses of the Underlying Funds in which it invests, as well as directly incurring expenses. Therefore, investment in a Principal LifeTime Fund or SAM Portfolio is more costly than investing directly in shares of the Underlying Funds. If you are considering investing in a Principal LifeTime Fund, you should take into account your estimated retirement date and risk tolerance. In general, each Principal LifeTime Fund is managed with the assumption that the investor will invest in a Principal LifeTime Fund whose stated date is closest to the date the shareholder retires. Choosing a Fund targeting an earlier date represents a more conservative choice; targeting a Fund with a later date represents a more aggressive choice. It is important to note that the retirement year of the Fund you select should not necessarily represent the specific year you intend to start drawing retirement assets. It should be a guide only. Generally, the potential for higher returns over time is accompanied by the higher risk of a decline in the value of your principal. Investors should realize that the

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Principal LifeTime Funds are not a complete solution to their retirement needs. Investors must weigh many factors when considering when to retire, what their retirement needs will be, and what sources of income they may have.

The risks associated with investing in an Underlying Fund of a fund of funds are discussed in Appendix A under Underlying Fund Risk.

Portfolio Turnover
“Portfolio Turnover” is the term used in the industry for measuring the amount of trading that occurs in a Fund’s portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may have an adverse impact on the Fund’s performance. No turnover rate can be calculated for the Money Market Fund because of the short maturities of the securities in which it invests. Turnover rates for each of the other Funds may be found in the Fund’s Financial Highlights table.

Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the “total return” line in the Financial Highlights section already includes portfolio turnover costs.

MANAGEMENT OF THE FUNDS

The Manager
Principal Management Corporation (“Principal”) serves as the manager for the Fund. Through the Management Agreement with the Fund, Principal provides investment advisory services and certain corporate administrative services for the Fund.

Principal is an indirect subsidiary of Principal Financial Group, Inc. and has managed mutual funds since 1969. Principal’s address is Principal Financial Group, Des Moines, Iowa 50392.

Principal provides a substantial part of the investment advisory services to each of the Principal LifeTime Funds directly, while engaging PGI as a sub-advisor to provide asset allocation services to the Funds. The portfolio managers appointed by Principal for each Principal LifeTime Fund are James Fennessey, Michael P. Finnegan, and Randy L. Welch. The portfolio manager appointed by PGI for each Principal LifeTime Fund is Dirk Laschanzky. Messrs. Fennessey, Finnegan, Welch, and Laschanzky share day-to-day management of the Principal LifeTime Funds according to their respective responsibilities which are described as follows. On behalf of PGI, Mr. Laschanzky develops, implements, and monitors the Fund’s strategic or long-term asset class targets and target ranges. On behalf of Principal, Messrs. Fennessey, Finnegan, and Welch implement the strategic asset allocation Mr. Laschanzky sets, operating as a team, sharing authority and responsibility for research with no limitation on the authority of one portfolio manager in relation to another.

James W. Fennessey, CFA. Mr. Fennessey is a Vice President of Principal Management Corporation. Mr. Fennessey joined the Principal Financial Group in 2000. He is the Head of the Manager Research Team that is responsible for analyzing, interpreting and coordinating investment performance data and evaluation of the investment managers under the due diligence program that monitors investment managers used by the Principal Funds. Mr. Fennessey graduated from Truman State University with a BS in Business Administration, with an emphasis in Finance, and a minor in Economics. He has earned the right to use the Chartered Financial Analyst designation.

Michael P. Finnegan, CFA. Mr. Finnegan is Chief Investment Officer for Principal Management Corporation. Mr. Finnegan joined the Principal Financial Group in May of 2001 and leads the Investment Services group. As head of Investment Services, Mr. Finnegan is primarily responsible for developing and implementing Principal’s investment and product development strategies. Prior to joining Principal, Mr. Finnegan worked for Wilshire Associates’ consulting

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division providing investment consulting and client service to large institutional clients. Mr. Finnegan has earned the right to use the Chartered Financial Analyst designation and is a member of the ICFA and the Iowa Society of Financial Analysts. He received an M.A. in Finance from the University of Iowa and a B.B.A. in Finance from Iowa State University.

Randy L. Welch. Mr. Welch is a Vice President of Principal Management Corporation. Mr. Welch joined the Principal Financial Group in 1989 and oversees the functions of the Investment Services group, which includes investment manager research, investment consulting, performance analysis, and investment communication. He is also responsible for the due diligence program that monitors investment managers used by the Principal Funds. Mr. Welch is an affiliate member of the Chartered Financial Analysts (CFA) Institute. Mr. Welch earned his undergraduate degree from Grand View College and an MBA from Drake University.

The Sub-Advisors
Principal has signed contracts with various Sub-Advisors. Under the sub-advisory agreements, the Sub-Advisor agrees to assume the obligations of Principal to provide investment advisory services for a specific Fund. For these services, the Sub-Advisor is paid a fee by Principal. Information regarding the Sub-Advisors and individual portfolio managers is set forth below. The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in each of the Funds.

Sub-Advisor:	AllianceBernstein L.P. (“AllianceBernstein”). AllianceBernstein is located at 1345 Avenue of the Americas, New York, NY 10105.

The portfolio managers listed below for the Partners SmallCap Growth Fund I operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

The management of and investment decisions for the Partners LargeCap Value Fund’s portfolio are made by the US Value Investment Policy Group, comprised of senior US Value Investment Team members. The US Value Investment Policy Group relies heavily on the fundamental analysis and research of the Adviser’s large internal research staff. No one person is principally responsible for making recommendations for the Fund’s portfolio. The members of the US Value Investment Policy Group with the most significant responsibility for the day-to-day management of the Fund’s portfolio are: Marilyn Fedak, John Mahedy, John Phillips and Chris Marx.

Day-to-day
Fund	Fund Management

Partners LargeCap Value	Marilyn G. Fedak John Mahedy Chris Marx John D. Phillips, Jr.
Partners SmallCap Growth I	Bruce K. Aronow N. Kumar Kirpalani Samantha S. Lau Wen-Tse Tseng

Bruce K. Aronow, CFA. Senior Vice President, Portfolio Manager/Research Analyst. Mr. Aronow is team leader of the Small Cap Growth equity portfolio management team. Prior to joining AllianceBernstein in 1999, Mr. Aronow was responsible for research and portfolio management of the small cap consumer sectors since early 1997 at INVESCO (NY) (formerly Chancellor Capital Management). He joined Chancellor in 1994. Previously, Mr. Aronow was a Senior Associate with Kidder, Peabody & Company. Mr. Aronow holds a BA from Colgate University. Mr. Aronow is a member

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of both the New York Society of Security Analysts and the Association of Investment Management & Research. He is a Chartered Financial Analyst.

Marilyn G. Fedak, CFA. Ms. Fedak joined AllianceBernstein in 1984 as a senior portfolio manager. An Executive Vice President of AllianceBernstein since 2000, she is Head of Global Value Equities and chair of the US Large Cap Value Equity Investment Policy Group. Ms. Fedak serves on AllianceBernstein’s Management Executive Committee and is also a Director of SCB Inc. She earned a BA from Smith College and an MBA from Harvard University. She has also earned the right to use the Chartered Financial Analyst designation.

N. Kumar Kirpalani, CFA. Senior Vice President, Portfolio Manager/Research Analyst. Prior to joining AllianceBernstein in 1999, Mr. Kirpalani was responsible for research and portfolio management of small cap industrial, financial and energy sectors for INVESCO (NY) (formerly Chancellor Capital Management). Mr. Kirpalani joined Chancellor in 1993. Previously, Mr. Kirpalani served as Vice President of Investment Research at Scudder, Stevens & Clark. Mr. Kirpalani received a BTech from the Indian Institute of Technology and an MBA from the University of Chicago. Mr. Kirpalani is a member of both the New York Society of Security Analysts and the Association for Investment Management and Research. He is a Chartered Financial Analyst and has 22 years of investment experience.

Samantha S. Lau, CFA. Senior Vice President, Portfolio Manager/Research Analyst. Prior to joining AllianceBernstein in 1999, Ms. Lau was responsible for covering small cap technology companies for INVESCO (NY) (formerly Chancellor Capital Management). She joined Chancellor LGT in 1997. Previously Ms. Lau worked for three years in the investment research department of Goldman Sachs. Ms. Lau has a BS, magna cum laude, in Finance and Accounting from the Wharton School of the University of Pennsylvania. She is a Chartered Financial Analyst.

John Mahedy, CPA. Mr. Mahedy was named Co-CIO–US Value equities in 2003. He continues to serve as director of research–US Value Equities, a position he has held since 2001. Previously, Mr. Mahedy was a senior research analyst at AllianceBernstein’s institutional research and brokerage unit, covering the domestic and international energy industry from 1995 to 2001. He earned a BS and an MBA from New York University.

Christopher W. Marx. Mr. Marx joined AllianceBernstein in 1997 as a research analyst. He covered a variety of industries both domestically and internationally, including chemicals, food, supermarkets, beverages and tobacco. Mr. Marx earned an AB in Economics from Harvard, and an MBA from the Stanford Graduate School of Business.

John D. Phillips, Jr., CFA. Mr. Phillips joined AllianceBernstein in 1994 and is a senior portfolio manager and member of the US Value Equities Investment Policy Group. He is also chairman of AllianceBernstein’s Proxy Voting Committee. Mr. Phillips earned a BA from Hamilton College and an MBA from Harvard University. He has also earned the right to use the Chartered Financial Analyst designation.

Wen-Tse Tseng. Mr. Tseng, Vice President and Portfolio Analyst/Manager, joined Alliance Bernstein in 2006 and is responsible for research and portfolio management for the US Small/SMD Cap Growth healthcare sector. Prior to joining the firm, he spent four years as the healthcare portfolio manager for the small-cap growth team at William D. Witter (the same team had previously managed assets for Weiss, Peck & Greer). Prior to that, Mr. Tseng was a senior healthcare analyst at JP Morgan Flemming Asset Management for a year and a half. Mr. Tseng holds a BS from National Taiwan University, an MS in Molecular Genetics and Microbiology from Robert Wood Johnson Medical School-University of Medicine and Dentistry of New Jersey, and an MBA from Graziadio School of Business and Management at Pepperdine University, Location: New York.

Sub-Advisor:	American Century Investment Management, Inc. (“American Century”) was founded in 1958. Its office is located in the American Century Tower at 4500 Main Street, Kansas City, MO 64111.

The day-to-day portfolio management is shared by two or more portfolio managers. In each such case, except where noted below, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

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Day-to-day
Fund	Fund Management

Partners LargeCap Growth II	Prescott LeGard Gregory Woodhams
Partners LargeCap Value II	Brendan Healy Charles A. Ritter

Brendan Healy, CFA. Mr. Healy, Vice President and Portfolio Manager, has been a member of the team that manages Large Cap Value since he joined American Century in April 2000 and has been a Portfolio Manager since February 2004. Before joining American Century, he spent six years with USAA Investment Management Company as an Equity Analyst. He has a Bachelor’s degree in Mechanical Engineering from the University of Arizona and an MBA from the University of Texas-Austin. He has earned the right to use the Chartered Financial Analyst designation.

Prescott LeGard, CFA. Mr. LeGard is a Vice President and Portfolio Manager for American Century. Mr. LeGard joined the company in 1999. Before joining the company, he was an Equity Analyst for USAA Investment Management where he analyzed technology companies. He has worked in the investment industry since 1993. Mr. LeGard holds a BA degree in Economics from DePauw University. He has earned the right to use the Chartered Financial Analyst designation.

Charles A. Ritter, CFA. Mr. Ritter, Vice President and Senior Portfolio Manager, has been a member of the team that manages Large Cap Value since July 1999. He joined American Century in December 1998. Before joining American Century, he spent 15 years with Federated Investors, most recently serving as a Vice President and Portfolio Manager for the company. He has a Bachelor’s degree in Mathematics and a Master’s degree in Economics from Carnegie Mellon University as well as an MBA from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation.

Gregory J. Woodhams, CFA. Mr. Woodhams is a Vice President and Senior Portfolio Manager for American Century. Mr. Woodhams has worked in the financial industry since 1992 and joined American Century in 1997. Previously, he was Vice President and Director of Equity Research at Texas Commerce Bank. Mr. Woodhams holds a Bachelor’s degree in Economics from Rice University and a Master’s degree in Economics from the University of Wisconsin at Madison. He has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:	Ark Asset Management Co., Inc. (“Ark Asset”) is an independent, 100% employee owned investment management firm. Ark Asset’s offices are located at 125 Broad Street, New York, NY 10004.

The day-to day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Partners SmallCap Value	Coleman M. Brandt William G. Charcalis

Coleman M. Brandt. Vice Chairman, Senior Portfolio Manager, Ark Asset. Mr. Brandt joined Ark Asset in 1989. Prior to joining Ark Asset, he served as President of Lehman Management Co., Inc. He earned an MBA from the Harvard Graduate School of Business Administration and a BS from the Philadelphia Textile Institute.

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William G. Charcalis. Managing Director, Senior Portfolio Manager, Ark Asset. Mr. Charcalis joined Ark Asset in 1994 as Senior Manager and has served in his current position since 1997. Prior to joining Ark Asset, he was a Portfolio Manager at the IBM Retirement Funds. He earned a BS from the University of Southern California.

Sub-Advisor:	Barrow, Hanley, Mewhinney & Strauss (“BHMS”) is an investment advisory firm that was founded in 1979. It is registered as an investment adviser under the Investment Advisers Act of 1940. BHMS manages investments for institutional investors. It is a wholly owned subsidiary of Old Mutual Asset Managers (US) LLC, which is a wholly owned subsidiary of Old Mutual plc. BHMS’s address is 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201.

The day-to-day portfolio management is shared by two or more portfolio managers. The Portfolio managers operate as a team, sharing authority, with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

MidCap Value	James P. Barrow Mark Giambrone

James P. Barrow. During Mr. Barrow’s investment career, he has worked as a securities analyst and portfolio manager for several major institutions including Citizens & Southern Bank of South Carolina, Atlantic Richfield and Reliance Insurance. In 1973 joined Republic National Bank of Dallas as a portfolio manager, where he worked with Tim Hanley and John Strauss. He later was placed in charge of the Employee Benefit Portfolio Group and was a member of the Trust Investment Committee until the founding of BHMS in 1979. He earned a BS from the University of South Carolina.

Mark Giambrone, CPA. Mr. Giambrone joined BHMS in December 1998 and became a principal in 2000. Prior to joining BHMS, Mr. Giambrone served as a portfolio consultant at HOLT Value Associates. During his career, he has also served as a senior auditor/tax specialist for KPMG Peat Marwick and Ernst & Young Kenneth Leventhal. Mr. Giambrone is a member of the American Institute of Certified Public Accountants. He graduated summa cum laude from Indiana University with a BS in Accounting, and earned an MBA from the University of Chicago.

Sub-Advisor:	Columbus Circle Investors (“CCI”) is an affiliate of PGI and a member of the Principal Financial Group. CCI was founded in 1975. Its address is Metro Center, One Station Place, Stamford, CT 06902.

Clifford G. Fox is the lead portfolio manager and Michael Iacono is the assistant portfolio manager. Mr. Fox has the final decision making authority, but relies on Mr. Iacono as the analyst and researcher for stock ideas. Additionally, Mr. Iacono has the authority to execute trades in Mr. Fox’s absence.

Day-to-day
Fund	Fund Management

LargeCap Growth	Anthony Rizza
MidCap Growth	Clifford G. Fox Michael Iacono
Partners SmallCap Growth III	Clifford G. Fox

Clifford G. Fox, CFA. Mr. Fox, portfolio manager, joined CCI in 1992. He received an MBA from the Stern School of Business, New York University and a BS from the Wharton School, University of Pennsylvania. Mr. Fox has earned the

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right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.

Michael Iacono, CFA. Managing Director/Co-Portfolio Manager. Mr. Iacono joined Columbus Circle Investors in February, 1997 and rejoined in March, 2000 after a 10 month absence at Bedford Oak Advisors. During Mr. Iacono’s first years at CCI, he held the positions of Research Associate, Securities Analyst, and Senior Securities Analyst. During his 10 month absence, he held the position of portfolio manager at the investment partnership. Mr. Iacono also previously worked at Arthur Andersen, L.L.P. as a Senior Audit and Business Advisor. Mr. Iacono received his B.S. from Boston College. Mr. Iacono is a Certified Public Accountant and has earned the right to use the Chartered Financial Analyst designation. He is a member of the New York Society of Security Analysts.

Anthony Rizza, CFA. Mr. Rizza, portfolio manager, joined CCI in 1991. He received a BS in Business from the University of Connecticut. Mr. Rizza has earned the right to use the Chartered Financial Analyst designation and is a member of the Hartford Society of Security Analysts.

Sub-Advisor:	Dimensional Fund Advisors LP (“Dimensional”), located at 1299 Ocean Avenue, Santa Monica, CA 90401, is a registered investment advisor.

Dimensional uses a team approach in managing the Partners SmallCap Value Fund II. The investment team includes the Investment Committee of Dimensional, portfolio managers and all other trading personnel.

The Investment Committee is composed primarily of certain officers and directors of Dimensional who are appointed annually. As of the date of this Prospectus the Investment Committee has seven members. Investment decisions for the Portfolio are made by the Investment Committee, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee also sets and review all investment related policies and procedures and approves any changes in regards to approved countries, security types and brokers.

In accordance with the team approach used to manage the Portfolio, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily decisions regarding the portfolios including running buy and sell programs based on the parameters established by the Investment Committee. Robert T. Deere coordinates the efforts of all other portfolio managers and trading personnel with respect to domestic equity portfolios. For this reason, Dimensional has identified Mr. Deere as primarily responsible for coordinating the day-to-day management of the Fund.

Mr. Deere is a Portfolio Manager and Vice President of Dimensional and a member of the Investment Committee. Mr. Deere received his MBA from the University of California at Los Angeles in 1991. He also holds a B.S. and a B.A. from the University of California at San Diego. Mr. Deere joined Dimensional in 1991 and has been responsible for the domestic equity portfolios since 1994.

The statement of additional information provides information about Mr. Deere’s compensation, other accounts managed by Mr. Deere, and Mr. Deere’s ownership of Fund shares.

Sub-Advisor:	Edge Asset Management, Inc. (“Edge”) is an affiliate of Principal and a member of the Principal Financial Group. Edge has been in the business of investment management since 1944. Its address is 601 Union Street, Suite 2200, Seattle, WA 98101-1377.

The day-to-day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority, with no limitation on the authority of one portfolio manager in relation to another.

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Day-to-day
Fund	Fund Management

Equity Income I	Joseph T. Suty
High Yield II	Gary J. Pokrzywinski
Income	John R. Friedl
MidCap Stock	Daniel R. Coleman
Mortgage Securities Fund	Craig V. Sosey
Short-Term Income	Craig V. Sosey
SAM Balanced Portfolio	Michael D. Meighan Randall L. Yoakum
SAM Conservative Balanced Portfolio	Michael D. Meighan Randall L. Yoakum
SAM Conservative Growth Portfolio	Michael D. Meighan Randall L. Yoakum
SAM Flexible Income Portfolio	Michael D. Meighan Randall L. Yoakum
SAM Strategic Growth Portfolio	Michael D. Meighan Randall L. Yoakum
West Coast Equity	Philip M. Foreman

Daniel R. Coleman. Mr. Coleman, Portfolio Manager of Edge, leads a team of investment professionals that is responsible for the management of the Equity Funds for which Edge serves as sub-advisor (Equity Income I, MidCap Stock, and West Coast Equity). Mr. Colemen has had primary responsibility for the day-to-day management of the predecessor MidCap Stock Fund, since December 2001. Mr. Coleman joined Edge in October 2001. Prior to that, he was Vice President and Senior Manager of Business Development at InfoSpace,Inc./Go2Net from 2000 until 2001, and Member and General Partner of Brookhaven Capital Management LLC/Clyde Hill Research from 1989 until 2000.

Philip M. Foreman, CFA. Mr. Foreman, Portfolio Manager of Edge, has been responsible for the day-to-day management of the predecessor West Coast Equity Fund since 2002. Mr. Foreman has been employed by Edge since January of 2002. Prior to that, Mr. Foreman was Senior Vice President and Equity Mutual Fund Manager at Evergreen Asset Management Co. from 1999 until 2002, and Vice President and Senior Portfolio Manager at Edge from 1991 until 1999.

John R. Friedl, CFA. Mr. Friedl, Portfolio Manager, has been co-manager of the predecessor Income Fund with Gary J. Pokrzywinski since March 2005. He has been employed as an investment professional at Edge since August 1998. He is responsible for the day-to-day management of the Fund.

Michael D. Meighan, CFA. Mr. Meighan, Portfolio Manager-Asset Allocation of Edge, was responsible for co-managing the predecessor SAM Portfolios with Mr. Yoakum (see below) beginning March 2003. Mr. Meighan joined Edge in 1999. Between 1993 and 1999, he was employed with Mr. Yoakum at D.A. Davidson & Co. as a Portfolio Manager and Senior Analyst for its asset allocation product.

Gary J. Pokrzywinski, CFA. Mr. Pokrzywinski, Chief Investment Officer of Edge. Since March 2005, he has been responsible for co-managing the predecessor Income Fund with John Friedl. As co-manager, Mr. Pokrzywinski contributes to the establishment of the philosophy and long term structure of the Fund. Between 1992 and March 2005 he had primary responsibility for the day-to-day management of the Income Fund. Mr. Pokrzywinski has been employed by Edge since July 1992.

Craig V. Sosey. Mr. Sosey, Portfolio Manager of Edge, has had primary responsibility for the day-to-day management of the predecessor Short Term Income and predecessor U.S. Government Securities Funds since January 2000 and November 1998, respectively. He has been employed by Edge since May 1998. Prior to that, he was the Assistant Treasurer of California Federal Bank, where he worked for over eight years.

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Joseph T. Suty, CFA. Mr. Suty, Portfolio Manager of Edge, has been responsible for the day-to-day management of the predecessor Equity Income Fund since October 2005. Prior to joining Edge in September 2005, Mr. Suty managed personal and foundation portfolios from January 2005 until August 2005. From December 1991 until December 2004, Mr. Suty was a portfolio manager of large-cap value stocks at Washington Capital Management, Inc., where he was a principal and director of the firm.

Randall L. Yoakum, CFA. Mr. Yoakum, Chief Investment Strategist and Head of Asset Allocation of Edge, led a team of investment professionals in managing the predecessor SAM Portfolios beginning January 1999. Between 1997 and 1999, Mr. Yoakum was Chief Investment Officer for D.A. Davidson & Co. Between 1994 and 1997, Mr. Yoakum was the Senior Vice President and Managing Director of Portfolio Management for Boatmen’s Trust Company, and, prior to that, Mr. Yoakum was Senior Vice President and Chief Equity Officer for Composite Research & Management Co. (the predecessor to WM Advisors) for eight years.

Sub-Advisor:	Emerald Advisers, Inc. (“Emerald”) is a wholly owned subsidiary of Emerald Asset Management. Emerald provides professional investment advisory services to institutional investors, high net worth individuals and the general public. Emerald’s offices are located at 1703 Oregon Pike Road, Suite 101, Lancaster, PA 17601.

Day-to-day
Fund	Fund Management

Partners SmallCap Growth II	Joseph W. Garner Kenneth G. Mertz II Stacey L. Sears

Joseph W. Garner. Mr. Garner joined Emerald in 1994 and serves as Director of Emerald Research and Portfolio Manager. Prior to joining Emerald, Mr. Garner was the Program Manager of the Pennsylvania Economic Development Financing Authority (PEDFA); an Economic Development Analyst with the PA Department of Commerce’s Office of Technology Development; and an Industry Research Analyst with the Pittsburgh High Technology Council. Mr. Garner earned an MBA from the Katz Graduate School of Business, University of Pittsburgh, and graduated magna cum laude with a BA in Economics from Millersville University.

Kenneth G. Mertz II, CFA. Mr. Mertz joined Emerald in 1992 and serves as President of Emerald Advisers, Inc. Formerly he served as Past Trustee, Vice President of the Emerald Mutual Funds (1992-2005) and Chief Investment Officer of the Pennsylvania State Employees’ Retirement System (1985-1992). He earned a BA in Economics from Millersville University.

Mr. Mertz supervises the entire portfolio management and trading process. As Chief Investment Officer, he has full discretion over all portfolios. Mr. Mertz, Ms. Sears and Mr. Garner work as a team developing strategy.

Stacey L. Sears. Ms. Sears joined Emerald in 1991 and serves as Senior Vice President and Portfolio Manager of Emerald Advisers, Inc. She is co-manager of the Forward Emerald Growth Fund and a member of the Portfolio Management team. Additionally, Ms. Sears maintains research coverage of retail, apparel, consumer goods and consumer technology companies. Ms. Sears earned a BS in Business Administration from Millersville University and an MBA from Villanova University.

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Sub-Advisor:	Essex Investment Management Company, LLC (“Essex”) is a Boston-based management firm which specializes in growth equity investments. Essex manages portfolios for corporations, endowments, foundations, municipalities, public funds, Taft-Hartley accounts, and private clients. Essex offers a range of growth equity strategies and employs proprietary fundamental research combined with active portfolio management. Its address is 125 High Street, 29th Floor, Boston, MA 02110.

Day-to-day
Fund	Fund Management

Partners SmallCap Growth II	Nancy B. Prial

Nancy B. Prial, CFA. Ms. Prial is a Portfolio Manager and Senior Principal on the Essex Small-Micro Cap Growth and Small-Mid Cap Growth strategies. Prior to joining the firm, she spent six years at The Burridge Group, LLC as Vice President and Chief Investment Officer and four years at the Twentieth Century Division of American Century Investors. She began her investment career in 1984 at Frontier Capital Management as a fundamental analyst and portfolio manager. Ms. Prial graduated from Bucknell University with a BS in Electrical Engineering and a BA in Mathematics. She also earned an MBA from Harvard Business School. Ms. Prial has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:	Goldman Sachs Asset Management, L.P. (“GSAM”) has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). GSAM’s principal office is located at 32 Old Slip, New York, NY 10005.

The day-to-day portfolio management is shared by two or more portfolio managers. In each such case, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Partners LargeCap Blend I	Andrew Alford Melissa R. Brown Mark Carhart Robert C. Jones
Partners MidCap Value I	Dolores Bamford Andrew Braun Scott Carroll Sean Gallagher Eileen Rominger

Andrew Alford. Mr. Alford is a Managing Director and Senior Portfolio Manager at GSAM. Mr. Alford joined the Investment Adviser as a researcher in 1998 and has taken on portfolio management responsibilities for the long-only Structured Funds in 2007.

Dolores Bamford. Ms. Bamford is a Managing Director and Portfolio Manager at GSAM. She joined GSAM as a portfolio manager for the Value team in April 2002. Prior to that, Ms. Bamford was a portfolio manager at Putnam Investments for various products since 1991.

Andrew Braun. Mr. Braun is a Managing Director and Portfolio Manager at GSAM. Mr. Braun joined GSAM as a mutual fund product development analyst in July 1993. From January 1997 to April 2001, he was a research analyst on the Value team. He became a portfolio manager in May 2001.

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Melissa R. Brown, CFA. Ms. Brown is a senior portfolio manager responsible for the US Portfolios for the Global Quantitative Equity (“GQE”) group. A member of the GQE Investment Policy Committee, she is involved with all aspects of the portfolio management process. Ms. Brown joined GSAM as a portfolio manager in 1998. From 1984 to 1998, she was the director of Quantitative Equity Research and served on the Investment Policy Committee at Prudential Securities. She earned an MBA from New York University. She has earned the right to use the Chartered Financial Analyst designation.

Mark Carhart. Mr. Carhart is a Co-Chief Investment Officer and a Managing Director at GSAM. Mr. Carhart joined the Investment Adviser in 1997 within the Quantitative Investment Strategies group and has taken on portfolio management responsibilities for the Structured Funds in 2007.

Scott Carroll, CFA. Mr. Carroll is a Vice President and Portfolio Manager at GSAM. Mr. Carroll joined GSAM as a portfolio manager for the Value team in May 2002. From 1996 to 2002, he worked at Van Kampen Funds where he had portfolio management and analyst responsibilities for Growth and Income and Equity Income funds. He has earned the right to use the Chartered Financial Analyst designation.

Sean Gallagher. Mr. Gallagher is a Managing Director and Portfolio Manager at GSAM. Mr. Gallagher joined GSAM as a research analyst in May 2000. He became a portfolio manager in December 2001. From October 1993 to May 2000, he was a research analyst at Merrill Lynch Asset Management.

Robert C. Jones, CFA. Mr. Jones is the Chief Investment Officer and a senior portfolio manager for the GQE group. He brings 20 years of investment experience to his work in managing the GQE group. Mr. Jones joined GSAM as a portfolio manager in 1989. He earned an MBA from the University of Michigan. He has earned the right to use the Chartered Financial Analyst designation.

Eileen Rominger. Ms. Rominger is a Managing Director, Chief Investment Officer and Portfolio Manager at GSAM. Ms. Rominger joined GSAM as a portfolio manager and Chief Investment Officer of the Value team in August 1999. From 1981 to 1999, she worked at Oppenheimer Capital, most recently as a senior portfolio manager.

Sub-Advisor:	J.P. Morgan Investment Management Inc. (“J.P. Morgan”), 245 Park Avenue, New York, NY 10167 is an indirect wholly owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), a bank holding company. J.P. Morgan offers a wide range of services to governmental, institutional, corporate, and individual customers and acts as investment advisor to individual and institutional clients.

The day-to-day portfolio management is shared by two or more portfolio managers. In each such case, except where noted below, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

High Yield	James E. Gibson William J. Morgan James P. Shannahan, Jr.
Partners Global Equity	Matthew Beesley Edward Walker Howard Williams
Partners SmallCap Value I	Christopher T. Blum Dennis S. Ruhl

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Matthew Beesley, CFA. Mr. Beesley is a portfolio manager in J.P. Morgan’s Global Equities Team, based in London. An employee since 2002, he was previously a portfolio manager at Merrill Lynch Investment Managers, responsible for global equity mandates. Prior to this, Mr. Beesley was a global and emerging markets equity analyst. He holds a BA (Hons) in Politics and Modern History from the University of Manchester and is a CFA Charterholder.

Christopher T. Blum, CFA. Managing Director of J.P. Morgan. Mr. Blum is a portfolio manager in the U.S. Quantitative Small Cap Equity Group. He rejoined the firm in 2001. Previously, he spent two years as a research analyst responsible for the valuation and acquisition of private equity assets at Pomona Capital. Prior to that, Mr. Blum spent over three years with J.P. Morgan where he focused on structured small-cap core and small-cap value accounts. He earned his BBA in Finance at the Bernard M. Baruch School for Business and is a holder of the CFA designation.

James E. Gibson. Mr. Gibson is Vice President, Head Trader and co-Portfolio Manager for all high yield mandates. Mr. Gibson has 19 years of experience in high yield and distressed investments. He become an employee of JP Morgan Investment Management in March 2005 and prior to that time held the multiple high yield management roles at Banc One High Yield Partners, LLC and Pacholder Associates, Inc. since 1988. Mr. Gibson is a member of the High Yield Management Review Committee, which oversees all investment function, includes the determination an execution of investment strategy to each high yield client account. Mr. Gibson holds a B.S. in Finance from the University of Cincinnati College of Business Administration.

William J. Morgan. Mr. Morgan, Managing Director, is the Senior Portfolio Manager and team leader for the High Yield Team. He has been actively involved in the management of high yield portfolios as a portfolio manager and as a member of the High Yield Team’s Management Review Committee since 1984. The High Yield Management Review Committee, which overseas all investment functions, includes the determination and execution and investment strategy for each high yield client account. Mr. J.P. Morgan has 25 years of investment experience. he became an employee of JPMorgan Investment Management in March 2005 and prior to that time held the same role at Banc One High Yield Partners, LLC and Pacholder Associates, Inc. Mr. Morgan holds a B.A. in History from Kenyon College and a Masters in Business Administration from Xavier University.

Dennis S. Ruhl, CFA. Mr. Ruhl, Vice President of J.P. Morgan, joined the company in 1999. He is a portfolio manager in the U.S. Quantitative Small Cap Equity Group. His current responsibilities include managing structured small cap core and value accounts. Previously, he worked on quantitative equity research (focusing on trading) as well as business development. Mr. Ruhl earned Bachelor’s degrees in Mathematics and Computer Science and a Master’s degree in Computer Science, all from MIT. He has earned the right to use the Chartered Financial Analyst designation.

James P. Shanahan, Jr. Mr. Shanahan is Managing Director and Portfolio Manager for distressed and special situations and CBO portfolios and focuses on higher risk credits, including distressed and special situations investment, in high yield mandates. Mr. Shanahan has 21 year of experience in high yield and distressed investments. He became an employee of JPMorgan Investment Management in March 2005 and prior to that time held the same role at Banc One High Yield Partners, LLC and Pacholder Associates, Inc. Mr. Shanahan holds a B.A. from Xavier University and a J.D. from the University of Cincinnati College of law.

Edward Walker, CFA. Mr. Walker is a portfolio manager in J.P. Morgan’s Global Equities Team, based on London. He is manager of the JP Morgan Fleming Overseas Investment Trust, open-ended global retail funds and co-manages the JPMorgan Total Return Fund. Previously Mr. Walker held a range of analyst positions, most recently as the global sector specialist responsible for technology. He joined the Global Equities Team in 1997 as a graduate trainee and holds an MA in Economics from Cambridge University. He has earned the right to use the Chartered Financial Analyst designation.

Howard Williams. Mr. Williams is a managing director and head of J.P. Morgan’s Global Equities Team, based in London, responsible for multi-market investment in JPMorgan Fleming. An employee since 1994, Mr. Williams was previously employed at Shell Pensions in London as senior portfolio manager and head of UK equities. Prior to this, he managed global invested offshore pension funds. Mr. Williams also was with Kleinwort Benson Investment Management and with James Capel & Co. He holds an MA in Geography from Cambridge University.

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Sub-Advisor:	Jacobs Levy Equity Management, Inc. (“Jacobs Levy”) provides investment advice based upon quantitative equity strategies. The firm focuses on detecting opportunities in the U.S. equity market and attempting to profit from them through engineered, risk-controlled portfolios. Based in Florham Park, New Jersey, Jacobs Levy is focused exclusively on the management of U.S. equity portfolios for institutional clients. Its address is 100 Campus Drive, Florham Park, NJ 07932-0650.

The day-to day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Partners MidCap Growth II	Bruce Jacobs Ken Levy
Partners MidCap Value	Bruce Jacobs Ken Levy

Bruce Jacobs, Ph.D. Dr. Jacobs serves as co-chief investment officer, portfolio manager, and co-director of research. Prior to co-founding Jacobs Levy in 1986, Dr. Jacobs was Senior Managing Director of a quantitative equity management affiliate of the Prudential Insurance Company of America. Dr. Jacobs earned a BA from Columbia College, an MS in Operations Research and Computer Science from Columbia University, an MSIA from Carnegie Mellon University, and an MA in Applied Economics and a Ph.D. in Finance from the University of Pennsylvania’s Wharton School.

Ken Levy, CFA. Mr. Levy serves as co-chief investment officer, portfolio manager, and co-director of research. Prior to co-founding Jacobs Levy in 1986, Mr. Levy was Managing Director of a quantitative equity management affiliate of the Prudential Insurance Company of America. He earned a BA in Economics from Cornell University and an MBA and an MA in Business Economics from the University of Pennsylvania’s Wharton School. He has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:	Lehman Brothers Asset Management LLC (“Lehman Brothers”), 190 South LaSalle Street, Chicago, IL 60603, is a wholly-owned subsidiary of Lehman Brothers Holdings, Inc., a publicly-owned holding company. Lehman Brothers offers a wide range of investment advisory services to meet the need of clients with diverse investment objectives.

The day-to-day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

High Yield	Ann H. Benjamin Thomas P. O’Reilly

Ann H. Benjamin. Ms. Benjamin is a Managing Director and joined the Firm in 1997. Ms. Benjamin is the Chief Investment Officer and lead portfolio manager for high yield portfolios and blended credit strategies. She directs all aspects of the high yield business including research, trading and portfolio management. Ms. Benjamin serves on the Advisory Committee to the Firm’s Board of Directors, the Steering Committee, and is a member of the investment team setting overall portfolio strategy. She came to the Firm with 16 years of experience in the investment business,

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including eight years at Stein Roe. Other experience includes Allstate Insurance Company, where she co-managed high yield assets and Westinghouse Credit Corporation, Where she managed high yield, mezzanine debt and equity securities. She is a graduate of Chatham College, earning a BA degree in Economics, and Carnegie Mellon University where she earned a Master’s degree in Finance.

Thomas P. O’Reilly. Mr. O’Reilly is a Senior Vice President and joined the Firm in 1997. Mr. O’Reilly serves as a portfolio manager for high yield and blended credit portfolios. He is a member of the investment team setting overall portfolio strategy. Mr. O’Reilly had previously been a high yield analyst for Stein Roe and for BankAmerica. He has a BS in Finance from Indiana University, an MBA from Loyola University, and has been awarded the Chartered Financial Analyst designation.

Sub-Advisor:	Los Angeles Capital Management and Equity Research, Inc. (“LA Capital”) is an independent, employee-owned firm. It is located at 11150 Santa Monica Boulevard, Los Angeles, CA 90025.

The day-to-day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Partners MidCap Value I	David R. Borger Christine M. Kugler Stuart K. Matsuda Hal W. Reynolds Thomas D. Stevens
Partners SmallCap Value	David R. Borger Christine M. Kugler Stuart K. Matsuda Hal W. Reynolds Thomas D. Stevens

David R. Borger, CFA. Director of Research and Principal, L.A. Capital. Mr. Borger co-founded L.A. Capital in 2002 and is responsible for the development and management of the Dynamic Alpha Model (the firm’s proprietary stock selection model). Prior to co-founding L.A. Capital, he was Managing Director and Principal at Wilshire Associates. He earned a BS from the Wittenberg University and an MA and MBA from the University of Michigan. He has earned the right to use the Chartered Financial Analyst designation.

Christine M. Kugler. Director of Implementation and Principal, L.A. Capital. Ms. Kugler was with L.A. Capital at its founding and became a Principal in January of 2004. Prior to joining L.A. Capital she worked at Wilshire Associates. She earned a BA from the University of California, Santa Barbara.

Stuart K. Matsuda. Director of Trading and Principal, L.A. Capital. Mr. Matsuda co-founded L.A. Capital in 2002. Prior to co-founding L.A. Capital, he was Vice President and principal at Wilshire Associates where he also served as Wilshire Asset Management’s Director of Trading. He earned a BBA from the University of Hawaii and an MBA from California State University Northridge.

Hal W. Reynolds, CFA. Chief Investment Officer and Principal, L.A. Capital. Mr. Reynolds co-founded L.A. Capital in 2002. Prior to co-founding L.A. Capital, he was Managing Director and Principal at Wilshire Associates. He joined the consulting division of Wilshire Associates in 1989 where he served as a senior consultant and also designed the Wilshire Compass (the firm’s asset allocation and manager optimization technology system). In 1989, he joined Wilshire Asset Management as Chief Investment Officer. Mr. Reynolds earned a BA from the University of Virginia and an MBA from the University of Pittsburgh. He has earned the right to use the Chartered Financial Analyst designation.

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Thomas D. Stevens, CFA. Chairman and Principal, L.A. Capital. Mr. Stevens co-founded L.A. Capital in 2002. Prior to co-founding L.A. Capital, he was Senior Managing Director and Principal at Wilshire Associates. He joined Wilshire in 1980 and for six years directed its Equity Division, overseeing the delivery of the Equity and Index Fund Management Services, In 1986, he assumed responsibility for Wilshire Asset Management and for the next 16 years headed that division. Mr. Stevens earned a BBA and MBA from the University of Wisconsin. He has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:	MacKay Shields LLC (“MacKay Shields”) was founded in 1938 as an economic consulting firm and became a registered investment advisor in April 1969. At that time, the firm began managing domestic equity accounts for U.S. tax-exempt clients. MacKay Shields has one office that is located at 9 West 57th Street, New York, NY 10019. All aspects of investment management and client service are conducted from this location.

The day-to-day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Partners MidCap Growth II	Robert J. Centrella Edmund C. Spelman

Robert J. Centrella, CFA. Mr. Centrella is a Managing Director Portfolio Manager/Research Analyst Equity Division and joined MacKay Shields in 1996 as a Portfolio Manager/Research Analyst in the Equity Division. He received a BS in Accounting from the University of Scranton and an MBA in Finance from George Mason University. He has earned the right to use the Chartered Financial Analyst designation.

Edmund C. Spelman. Mr. Spelman Senior Managing Director and Head of the Growth Equity Division; he leads the Partners MidCap Growth Fund II investment team. Mr. Spelman has worked for MacKay Shields since 1991. Mr. Spelman earned a BA and an MS from the University of Pennsylvania.

Sub-Advisor:	Mazama Capital Management, Inc. (“Mazama”) is an independent employee-owned money management firm specializing in small and mid cap growth investing for institutional clients. The firm is headquartered at One Southwest Columbia Street, Suite 1500, Portland Oregon 97258.

The day-to day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
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Partners SmallCap Growth III	Stephen C. Brink Gretchen Novak Joel Rubenstein Ronald A. Sauer

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Stephen C. Brink, CFA. Mr. Brink, Senior Vice President, is a co-founder of Mazama and has been a Portfolio Manager and Director of Research since the firm was founded in 1997. Mr. Brink conducts research and supports Mr. Sauer in portfolio construction for the Fund. He also oversees research information flow and quality. He received his BS Business Administration from Oregon State University in 1977 and has earned the right to use the Chartered Financial Analyst designation.

Gretchen Novak, CFA. Ms. Novak joined Mazama in 1999. Ms Novak is responsible for researching small & mid cap growth consumer discretionary and consumer staple companies and participates in the security selection process for the Fund(s). She also serves as Portfolio Manager, supporting Mr. Sauer and Mr. Brink in the overall management of the Fund(s). She earned her BA in Business Administration with concentration in finance from the University of Washington in 1994, graduating cum laude and elected to Phi Beta Kappa and Beta Gamma Sigma honor society. She has earned the right to use the Chartered Financial Analyst designation.

Joel Rubenstein. Mr. Rubenstein serves as an Associate Portfolio Manager, supporting the overall management of the Fund(s). He has worked as an equity research analyst for Mazama for the last four years. Prior to joining Mazama, he was employed by Banc of America Securities for two years as a senior equity research associate in the technology group. Mr. Rubenstein earned a MBA in finance and a Bachelor of Arts degree in Economics form UCLA.

Ronald A. Sauer. Mr. Sauer, Chief Investment Officer, is the founder of Mazama and has been its Chief Executive Officer and Senior Portfolio Manager since the founding of the firm in 1997. Mr. Sauer has overall responsibility for the management of the Investment Team, oversees the portfolio construction process, conducts research and participates in the security selection process for the Fund(s). Mr. Sauer received his BA Finance from the University of Oregon in 1980.

Sub-Advisor:	Mellon Capital Management Corporation (“Mellon Capital”), 500 Grant Street, Suite 4200, Pittsburgh, PA 15258. Mellon Capital is a wholly owned subsidiary of Mellon Financial Corporation (“Mellon”).

The day-to-day portfolio management is shared by two or more portfolio managers. In each such case, except where noted below, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Partners MidCap Growth I	Adam T. Logan John O’Toole
Partners SmallCap Blend	Ronald P. Gala Peter D. Goslin
Partners SmallCap Value I	Ronald P. Gala Peter D. Goslin

Ronald P. Gala, CFA. Mr. Gala is a Senior Vice President and principal of Mellon Capital and joined the firm in 1993. Mr. Gala earned an MBA in Finance from the University of Pittsburgh and a BS in Business Administration from Duquesne University. He has earned the right to use the Chartered Financial Analyst designation.

Peter D. Goslin, CFA. Mr. Goslin is a Vice President and Portfolio Manager with Mellon Capital. Before joining Mellon Capital in 1999, Mr. Goslin spent over four years with Merrill Lynch. During his tenure with Merrill, he worked as a NASDAQ market maker and an equity index options proprietary trader. Prior to that, he ran Merrill’s S&P options desk at the Chicago Mercantile Exchange. Mr. Goslin earned his MBA in Finance at the University of Notre Dame Graduate School of Business following a BS in Finance from St. Vincent College. He has earned the right to use the Chartered Financial Analyst designation.

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Adam T. Logan, CFA. Joining the company in 1998, Mr. Logan is a portfolio manager and Vice President of Mellon Capital. Previously, he performed duties as a financial analyst in Mellon Financial Corporation’s corporate finance department. He is currently responsible for the management of client portfolios with a specific focus on mid and small capitalization securities. He earned a BA in Finance from Westminster College and an MBA from the Katz Graduate School of Business at the University of Pittsburgh. He has earned the right to use the Chartered Financial Analyst designation.

John O’Toole, CFA. Joining the company in 1990, Mr. O’Toole is a Senior Vice President and a principal of Mellon Capital. Mr. O’Toole holds an MBA in Finance from the University of Chicago and a BA in Economics from the University of Pennsylvania. He has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:	Neuberger Berman Management, Inc. (“Neuberger Berman”) is an affiliate of Neuberger Berman, LLC. Neuberger Berman, LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. The two firms continue an asset management history that began in 1939. Neuberger Berman is an indirect, wholly owned subsidiary of Lehman Brothers Holdings, Inc. Lehman Brothers is located at 745 Seventh Avenue, New York, NY 10019.

Day-to-day
Fund	Fund Management

Partners MidCap Value	S. Basu Mullick

S. Basu Mullick. Mr. Mullick, Managing Director, Portfolio Manager, joined Neuberger Berman in 1998. Prior to joining the company, Mr. Mullick was a portfolio manager at Ark Asset Management. He earned a BA in Economics from the Presidency College, India. He also earned an MA in Economics and a Ph.D., ABD Finance from Rutgers University.

Sub-Advisor:	Principal Global Investors, LLC (“PGI”) is an indirect wholly owned subsidiary of Principal Life Insurance Company, an affiliate of Principal, and a member of the Principal Financial Group. PGI manages equity, fixed-income, and real estate investments primarily for institutional investors, including Principal Life. PGI’s headquarters address is 801 Grand Avenue, Des Moines, IA 50392. It has other primary asset management offices in New York, London, Sydney, and Singapore.

The day-to-day portfolio management is shared by two or more portfolio managers. In each such case, except where noted below, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Bond & Mortgage Securities	William C. Armstrong Timothy R. Warrick
Disciplined LargeCap Blend	Jeffrey A. Schwarte
Diversified International	Paul H. Blankenhagen Juliet Cohn Chris Ibach
Government & High Quality Bond	Brad Fredericks Lisa A. Stange

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Day-to-day
Fund	Fund Management

High Quality Intermediate-Term Bond	William C. Armstrong Timothy R. Warrick
Inflation Protection	Bryan C. Davis Martin J. Schafer
International Emerging Markets	Michael Ade Mihail Dobrinov Michael L. Reynal
International Growth	Steve Larson John Pihlblad
LargeCap S&P 500 Index	Dirk Laschanzky Scott W. Smith
LargeCap Value	Arild Holm John Pihlblad Jeffrey Schwarte
MidCap Blend	K. William Nolin
MidCap S&P 400 Index	Dirk Laschanzky Scott W. Smith
MidCap Value	Stephen Musser Jeffrey A. Schwarte
Money Market	Tracy Reeg Alice Robertson
Principal LifeTime 2010	Dirk Laschanzky
Principal LifeTime 2015	Dirk Laschanzky
Principal LifeTime 2020	Dirk Laschanzky
Principal LifeTime 2025	Dirk Laschanzky
Principal LifeTime 2030	Dirk Laschanzky
Principal LifeTime 2035	Dirk Laschanzky
Principal LifeTime 2040	Dirk Laschanzky
Principal LifeTime 2045	Dirk Laschanzky
Principal LifeTime 2050	Dirk Laschanzky
Principal LifeTime 2055	Dirk Laschanzky
Principal LifeTime Strategic Income	Dirk Laschanzky
Short-Term Bond	Zeid Ayer Craig Dawson
SmallCap Blend	Thomas Morabito Phil Nordhus
SmallCap Growth	Mariateresa Monaco
SmallCap S&P 600 Index	Dirk Laschanzky Scott W. Smith
SmallCap Value	Thomas Morabito
Ultra Short Bond	Zeid Ayer Craig Dawson

Michael Ade, CFA. Mr. Ade is a research analyst and serves as a co-portfolio manager for Principal Global Investors. Based in Singapore, his company research focus encompasses the consumer, health care and non-bank financial sectors. Mr. Ade joined the firm in 2001. He received a bachelor’s degree in finance from the University of Wisconsin. He has earned the right to use the Chartered Financial Analyst designation.

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William C. Armstrong, CFA. Mr. Armstrong is a portfolio manager for PGI. He manages multi-sector portfolios that invest in corporate bonds, mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, sovereigns, and agencies. He joined the firm in 1992. Previously he served as a commissioned bank examiner at Federal Deposit Insurance Commission. He earned a Master’s degree from the University of Iowa and a Bachelor’s degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.

Zeid Ayer, Ph.D., CFA. Mr. Ayer is a portfolio manager at PGI. He is a co-manager of the ultra short and short-term bond portfolios. He is also head of the Structured Debt group that covers asset-backed securities (ABS) and non-agency mortgage-backed securities (MBS). He joined PGI in 2001 and is the primary analyst responsible for mortgage-related ABS and non-agency MBS investments. Previously, Mr. Ayer was an assistant vice president at PNC Financial Services Group. He earned a doctorate in Physics from the University of Notre Dame, a master’s in Computational Finance from Carnegie Mellon University and a Bachelor’s degree in Physics from St. Xavier’s College, Bombay University. He has earned the right to use the Chartered Financial Analyst designation.

Paul H. Blankenhagen, CFA. Mr. Blankenhagen joined the firm in 1992 and was named a portfolio manager in 2000. He is responsible for developing portfolio strategy and the ongoing management of core international equity portfolios. He earned a Master’s degree from Drake University and a Bachelor’s degree in Finance from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation, and is a member of the Association for Investment Management and Research (AIMR) and the Iowa Society of Financial Analysts.

Juliet Cohn. Ms. Cohn is a portfolio manager at PGI. She co-manages the core international equity portfolios, with an emphasis on Europe and on the health care sector. Prior to joining the firm in 2003, she served as a director and senior portfolio manager at Allianz Dresdner Asset Management, managing both retail and institutional European accounts. Prior to that, she was a fund manager at London firms Capel Cure Myers and Robert Fleming. She earned a Bachelor’s degree in Mathematics from Trinity College, Cambridge England.

Bryan C. Davis, CFA. Mr. Davis is a senior trader/research analyst for Principal Global investors. He is responsible for trading mortgage-backed securities and developing investment strategies related to mortgages and derivatives. Mr. Davis joined the firm in 1993 as a servicing valuation director for Principal Residential Mortgage. He can became the director of servicing hedging in 2002 before moving into his current position in 2004. Mr. Davis received a bachelor’s degree in finance from University of lowa. He has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute.

Craig Dawson, CFA. Mr. Dawson is a portfolio manager at PGI. He is co-manager of the ultra short and short term bond portfolios. He joined the firm in 1998 as a research associate, then moved into a portfolio analyst role before moving into a portfolio manager position in 2002. He earned an MBA and a Bachelor’s degree in Finance from the University of Iowa. Mr. Dawson has earned the right to use the Chartered Financial Analyst designation.

Mihail Dobrinov, CFA. Mr. Dobrinov is a research analyst and serves as a co-portfolio manager for PGI. He specializes primarily in the analysis of companies in the industrial sector, and serves as co-manager for diversified emerging markets portfolios. He joined the firm as an international and emerging market debt and currency specialist in 1995 and joined the equities team in 2002. Mr. Dobrinov received an MBA in finance from the University of Iowa and a law degree from Sofia University, Bulgaria. Mr. Dobrinov has earned the right to use the Chartered Financial Analyst designation. (Mihail does not provide legal services on behalf of any of the member companies of the Principal Financial Group.)

Brad Fredericks. Mr. Fredericks is a portfolio manager at PGI. He is responsible for co-managing the government securities accounts. His responsibilities include general portfolio overview and security analysis. He joined the firm in 1998 as a financial accountant and was named a portfolio manager in 2002. Previously, Mr. Fredericks was an assistant trader at Norwest Mortgage. He earned a Bachelor’s degree in Finance from Iowa State University. Mr. Fredericks is a Fellow of the Life Management Institute (FLMI).

Arild Holm, CFA . Mr. Holm is a portfolio manager at PGI. He specializes in the management of large cap value portfolios and also provides analyst coverage of domestic energy companies. Before joining Principal in 2002,

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Mr. Holm was an investment officer with the University of California. Previously, he spent five years with the Colorado Public Employees’ Retirement Association (PERA) as an energy portfolio manager and three years as an oil and gas analyst with Hanifen, Imhoff, Inc. Mr. Holm earned an MBA in Finance from the University of Colorado and a Bachelor’s degree in Management Sciences from the University of Manchester Institute of Science and Technology (England). He has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute.

Christopher Ibach, CFA. Mr. Ibach is an associate portfolio manager and equity research analyst at PGI. He specializes primarily in the analysis of international technology companies, with a particular emphasis on semi-conductor research. Prior to joining PGI in 2000, he gained six years of related industry experience with Motorola, Inc. Mr. Ibach earned an MBA in Finance and a Bachelor’s degree in Electrical Engineering from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Steven Larson, CFA. Mr. Larson is an portfolio manager for Principal. He is responsible for co-managing Principal’s international growth portfolio as well as covering the utilities sector for core international portfolios. Prior to joining the firm in 2001, he led the investment management review and portfolio analysis process for the $80 billion Wells Fargo fund family. He earned an MBA in Finance from the University of Minnesota and a Bachelor’s degree from Drake University. He has earned the right to use the Chartered Financial Analyst designation.

Dirk Laschanzky, CFA. Mr. Laschanzky is a portfolio manager for PGI, responsible for portfolio implementation strategies, asset allocation and managing the midcap value and index portfolios. Prior to joining PGI in 1997, he was a portfolio manager and analyst for over seven years at AMR Investment Services. He earned an MBA and BA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Mr. Laschanzky shares responsibility for the day-to-day management of the Principal LifeTime Funds with Messrs. Fennessey, Finnegan and Welch, portfolio managers representing Principal. On behalf of PGI, Mr. Laschanzky develops, implements, and monitors the Funds’ strategic or long-term asset class targets and target ranges. On behalf of Principal, Messrs. Fennessey, Finnegan, and Welch implement the strategic asset allocation Mr. Laschanzky sets.

Mariateresa Monaco. Ms. Monaco is a portfolio manager and member of the domestic small-cap equity team at PGI. She serves as lead portfolio manager for the small-cap growth portfolios. Ms. Monaco joined PGI in 2005 with a decade of prior equity investment experience with Fidelity Management and Research in Boston where she supported a family of institutional equity funds with $2 billion in assets. Ms. Monaco earned an MBA from the Sloan School of Management at the Massachusetts Institute of Technology and a Master’s degree in Electrical Engineering from Northeastern University. She also earned a Master’s degree in Electrical Engineering from Politecnico di Torino, Italy.

Thomas Morabito, CFA. Mr. Morabito leads the small-cap portfolio management team for PGI and is the portfolio manager on the small-cap value portfolios. Prior to joining PGI in 2000, he managed the Structured Small Cap Fund for Invesco Management & Research. He earned an MBA in Finance from Northeastern University and his BA in Economics from State University of New York. He has earned the right to use the Chartered Financial Analyst designation.

Stephen B. Musser, CFA. Mr. Musser is a portfolio manager at PGI. He specializes in the management of mid cap value portfolios and also provides analyst coverage of companies in the financial services industry. Mr. Musser joined the firm in 2001. Previously, he was an analyst for A.G. Edwards & Sons. He earned an MBA in Finance and a Bachelor’s degree in Economics from the University of Missouri. He has earned the right to use the Chartered Financial Analyst designation.

K. William Nolin, CFA. Mr. Nolin is a portfolio manager for PGI. He serves as the portfolio manager for the firm’s international small-cap equity portfolios. He joined the firm in 1994. He earned an MBA from the Yale School of Management and a Bachelor’s degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

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Phil Nordhus, CFA. Mr. Nordhus joined PGI in 1990 and was previously involved in corporate acquisitions and divestitures before moving to the equity group in 2000. Most recently, he has been involved in managing the small-cap portfolios and has responsibility for managing the small-cap analyst team. Mr. Nordhus earned an MBA from Drake University and a Bachelor’s degree in Economics from Kansas State University. He has earned the right to use the Chartered Financial Analyst designation.

John Pihlblad, CFA. Mr. Pihlblad is a portfolio manager at PGI. He joined the firm in 2000 and led the development of PGI’s Global Research Platform. He has over 25 years experience in creating and managing quantitative investment systems. Prior to joining PGI, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He earned a BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.

Tracy Reeg. Ms. Reeg is a portfolio manager at PGI. She is involved in the portfolio management of money market portfolios. She joined the firm in 1993 and began trading and portfolio management duties in 2000. Ms. Reeg earned a Bachelor’s degree in Finance from the University of Northern Iowa. She is a member of the Life Office Management Association (LOMA) and is a Fellow of the Life Management Institute (FLMI).

Michael L. Reynal. Mr. Reynal is a portfolio manager at PGI. He specializes in the management of emerging markets portfolios, as well as regional Asian equity portfolios. Prior to joining PGI in 2001, he was responsible for equity investments in Latin America, the Mediterranean and the Balkans while at Wafra Investment Advisory Group, Inc. in New York. Mr. Reynal earned an MBA from the Amos Tuck School at Dartmouth College, an MA in History from Christ’s College at the University of Cambridge and a BA in History from Middlebury College.

Alice Robertson. Ms. Robertson is a trader for PGI on the corporate fixed-income trading desk. She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Previously, Ms. Robertson was an assistant vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master’s degree in Finance and Marketing from DePaul University and her Bachelor’s degree in Economics from Northwestern University.

Martin J. Schafer. Mr. Schafer is a portfolio manager for PGI. He specializes in short-term and long duration portfolios, as well as the Inflation Protection Fund and stable value mandates. He also has experience in managing mortgage-backed securities. Mr. Schafer joined the firm in 1977 and in the early 1980s he developed the firm’s secondary mortgage marketing operation. In 1984, he assumed portfolio management responsibility for its residential mortgage portfolio. He began managing mutual fund assets in 1985, institutional portfolios in 1992 and stable value portfolios in 2000. He has earned a Bachelor’s degree in Accounting and Finance from the University of Iowa.

Jeffrey A. Schwarte, CFA, CPA. Mr. Schwarte is a portfolio manager at PGI. He manages the large-cap core portfolios and is co-portfolio manager on the midcap value strategies. He joined the firm in 1993 as a staff auditor and has held various positions before moving to an equity research position in 2000. He earned a Bachelor’s degree in Accounting from the University of Northern Iowa. He has earned the right to use the Chartered Financial Analyst designation and is a Certified Public Accountant, a Certified Internal Auditor, and a Fellow of the Life Management Institute (FLMI).

Scott W. Smith. Mr. Smith is a research analyst and portfolio manager at Principal Global Investors. He is an analyst within the firm’s asset allocation and structured investments group. He also provides research assistance to various business units within Principal Global Investors. Mr. Smith joined the firm in 1999. He received a bachelor’s degree in finance from Iowa State University.

Lisa A. Stange, CFA. Ms. Stange is a portfolio manager and strategist for PGI. She is responsible for managing the government securities portfolios and the mortgage-backed securities (MBS) within the multi-sector portfolios. As a strategist, Ms. Stange is involved in the formulation of broad investment strategy, quantitative research and product development. Previously, she was co-portfolio manager for U.S. multi-sector portfolios. She joined the firm in 1989.

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Ms. Stange earned an MBA and a Bachelor’s degree from the University of Iowa. She has earned the right to use the Chartered Financial Analyst designation.

Timothy R. Warrick, CFA. Mr. Warrick is a portfolio manager at PGI with responsibility for the corporate and U.S. multi-sector portfolios. He also serves as portfolio management team leader with responsibility for overseeing portfolio management function for all total return fixed income products. Prior to his portfolio management responsibilities with the firm, Mr. Warrick was a fixed income credit analyst and extensively involved in product development. He joined the firm in 1990. He received an MBA in Finance from Drake University and a Bachelor’s degree in Accounting and Economics from Simpson College. He has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:	Principal Real Estate Investors, LLC (“Principal - REI”), an indirect wholly owned subsidiary of Principal Life, an affiliate of Principal, and a member of the Principal Financial Group, was founded in 2000. It manages investments for institutional investors, including Principal Life. Principal -REI’s address is 801 Grand Avenue, Des Moines, IA 50392.

The day-to-day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Global Real Estate Securities	Simon Hedger Chris Lepherd Kelly D. Rush
Real Estate Securities	Kelly D. Rush

Simon Hedger. As a portfolio manager, Mr. Hedger directs the global real estate investment trust (REIT) activity for Principal Real Estate Investors, the dedicated real estate group of Principal Global Investors. Mr. Hedger serves as director, portfolio management at Principal Global Investors (Europe). He is head of a real estate investment team based in London and oversees the firm’s European real estate capability in real estate investment trusts (REITs) and listed property securities. He has over 27 years of property experience, including eight years in the United Kingdom followed by 17 years in Australia. This includes positions both as an analyst and as a portfolio manager. Prior to joining Principal Global Investors in 2003, he worked for Domaine Property Funds, managing the assets its property syndicates. Previously, he was a senior equities analyst at Prudential Bache/BNP Equities. His background also includes positions as fund manager for Paladin Commercial Trust and GEM Commercial Property Trust, as well as a variety of real estate related roles with Prudential Assurance Company in both Australia and the United Kingdom. Mr. Hedger earned an MBA from the University of New England and is an associate member of both the Royal Institute of Chartered Surveyors and of the Australian Property Institute. He is a U.K. qualified chartered surveyor (ARICS).

Chris Lepherd. Mr. Lepherd serves as director, portfolio management at Principal Global Investors (Australia) and is a senior member of the firm’s property securities team. Prior to joining the firm in April 2003 he had 12 years of property and investment banking experience across a broad spectrum of disciplines including property securities research, real estate valuation, corporate real estate consultancy and real estate acquisitions and divestitures. He provided property and equities investment advice to a range of institutional clients including National Australia Bank, Fairfax and Australian Ethical Investments. Prior to that, he was a senior equities analyst with Bankers Trust Australia, specializing in property. This role encompassed property market analysis and forecasts, the analysis and valuation of listed property securities and providing advice on IPOs and property development projects. Earlier in his career he held the roles of senior property analyst with JLW Advisory and property analyst with Knight Frank Hooker. Mr. Lepherd earned a Bachelor of Business (Land Economy) from the University of Western Sydney and a Graduate Diploma in

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Applied Finance and Investment from the Securities Institute of Australia. He is an Associate Member of the Australian Property Institute and Securities Institute.

Kelly D. Rush, CFA. As portfolio manager, Mr. Rush directs the Real Estate Investment Trust (REIT) activity for Principal - REI, the dedicated real estate group of Principal. He has been managing the real estate stock portfolio since 1997. Previously, Mr. Rush participated in structuring commercial mortgage loans for public real estate companies and the analysis of real estate investment trust issued bonds. He has been with the real estate investment area of the firm since 1987. He earned an MBA in Business Administration and a Bachelor’s degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:	Pyramis Global Advisors, LLC (formerly known as Fidelity Management & Research Company) (“Pyramis”) is the Sub-Advisor. Pyramis’s address is 53 State Street, Boston, MA 02109.

Day-to-day
Fund	Fund Management

Partners International	Cesar Hernandez

Cesar E. Hernandez, CFA. Mr. Hernandez is a Senior Vice President and Portfolio Manager at Pyramis. He developed the Select International discipline at Pyramis and has been responsible for managing Select International portfolios on behalf of institutional investors since the discipline’s inception. Mr. Hernandez earned his B.S from the Universidad Simon Bolivar and his M.B.A from Babson College. He has earned the right to use the Chartered Financial Analyst designation and is a member of the Boston Security Analysts Society.

Sub-Advisor:	Spectrum Asset Management, Inc. (“Spectrum”) is an indirect subsidiary of Principal Life, an affiliate of PGI and a member of the Principal Financial Group. Spectrum was founded in 1987. Its address is 4 High Ridge Park, Stamford, CT 06905.

The day-to day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Preferred Securities	L. Phillip Jacoby Bernard M. Sussman

L. Phillip Jacoby. Mr. Jacoby is Sr. Vice President and Portfolio Manager for Spectrum and chairman of Spectrum’s Investment Committee. Prior to joining Spectrum in 1995, he was a senior investment officer as USL Capital Corporation, a subsidiary of Ford Motor Corporate, and co-managed a $600 million preferred stock portfolio. He earned his BS in Finance from Boston University.

Bernard M. Sussman. Mr. Sussman is Chief Investment Officer of Spectrum and Chair of its Investment Committee. Prior to joining Spectrum in 1995, Mr. Sussman was a general partner and head of the Preferred Stock area of Goldman Sachs & Co. He was responsible for sales, trading and underwriting for all preferred products and was instrumental in the development of the hybrid (MIPS) market. He earned both an MBA in Finance and a Bachelor’s degree in Industrial Relations from Cornell University.

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Sub-Advisor:	T. Rowe Price Associates, Inc. (“T. Rowe Price”), a wholly owned subsidiary of T. Rowe Price Group, Inc., a financial services holding company, has over 69 years of investment management experience. T. Rowe Price is located at 100 East Pratt Street, Baltimore, MD 21202.

Day-to-day
Fund	Fund Management

Partners LargeCap Blend	Anna M. Dopkin Richard T. Whitney (through March 31, 2008)
Partners LargeCap Growth I	Robert W. Sharps

Anna M. Dopkin, CFA. Ms. Dopkin serves as Chairman of the Investment Advisory Committee for the Fund. Ms. Dopkin is a Vice President of T. Rowe Price Group, Inc. and T. Rowe Price, Co-Director of U.S. Equity Research, and a member of the firm’s Equity Steering Committee. Prior to joining T. Rowe Price in 1996, she worked at Goldman Sachs in its Mortgage Securities Department in New York and London. Ms. Dopkin earned a B.S., magna cum laude, from The Wharton School of the University of Pennsylvania. She has earned the right to use the Chartered Financial Analyst designation.

Robert W. Sharps, CFA, CPA. Mr. Sharps is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price. He is also the lead Portfolio Manager with the Large-Cap Growth Strategy Team in the Equity Division and a member of the Equity Steering Committee. Prior to joining the firm in 1997, Mr. Sharps was a Senior Consultant at KPMG Peat Marwick. He earned a BS, summa cum laude, in Accounting from Towson University and an MBA in Finance from the Wharton School, University of Pennsylvania. He has earned the right to use the Chartered Financial Analyst designation and the Certified Public Accountant accreditation.

Richard T. Whitney, CFA. Mr. Whitney is a Vice President of T. Rowe Price Group, Inc. and T. Rowe Price, Director of the firm’s Quantitative Equity Group and member of the Equity Steering Committee and Brokerage Control Committee. Prior to joining the firm in 1985, Mr. Whitney was employed by the Chicago Board of Trade and IBM. He earned a BS and an MEE in Electrical Engineering from Rice University and an MBA from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation.

Mr. Whitney serves as a portfolio coordinator for the Fund. Instead of making stock selection decisions, he, along with Ms. Dopkin, is responsible for ensuring adherence to portfolio constraints and risk controls, as well as managing inter-analyst activity. Effective March 31, 2008, Mr. Whitney will no longer serve as a portfolio coordinator for the Fund.

Sub-Advisor:	Turner Investment Partners, Inc. (“Turner”) was founded in 1990. Its address is 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312.

The day-to day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Partners MidCap Growth	Tara R. Hedlund Christopher K. McHugh Jason D. Schrotberger

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Tara R. Hedlund, CFA, CPA. Ms. Hedlund joined Turner in 2000. Previously, she was an audit engagement senior at Arthur Andersen LLP. She has been in investment management since 1995. She earned a BBS in Accountancy from Villanova University. She has earned the right to use the Chartered Financial Analyst designation.

Christopher K. McHugh. Mr. McHugh, Vice President and Senior Portfolio Manager, joined Turner in 1990. Prior to joining Turner, he was a performance specialist at Provident Capital Management. He earned a BS in Accounting from Philadelphia University and an MBA in Finance from St. Joseph’s University.

Jason D. Schrotberger, CFA. Mr. Schrotberger joined Turner in 2001. Previously, he was an investment analyst at BlackRock Financial Management. He has been in investment management since 1994. He earned a BA in Economics from Denison University and an MBA in Finance from the University of Illinois. He has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:	UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), a Delaware corporation located at One North Wacker, Chicago, IL 60606, is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the “Group”) of UBS AG.

Investment decisions for the Partners LargeCap Value I Fund are made by investment management teams at UBS Global AM, including Thomas M. Cole, Thomas J. Digenan, John C. Leonard and Scott C. Hazen. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases.

The day-to-day portfolio management for the Partners SmallCap Growth II Fund is shared by two portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Partners LargeCap Value I	Thomas M. Cole Thomas J. Digenan Scott C. Hazen John C. Leonard
Partners SmallCap Growth II	Paul A. Graham, Jr. David N. Wabnik

Thomas M. Cole, CFA. Mr. Cole joined UBS Global AM in 1985. Mr. Cole is responsible for the direction and oversight of the research group of the North American Core Equities Team. He is actively involved in security analysis and the portfolio construction process. Mr. Cole’s prior experience with the firm includes Senior Analyst (responsible for the retail, food, household and personal products, media, auto and auto parts sectors), managing the US Equity Trading Desk and serving as a Portfolio Manager in the US Fixed Income Group. He is a member of the CFA Institute and the Investment Analysts Society of Chicago. He received both his BBA and MBA from the University of Wisconsin. He has earned the right to use the Chartered Financial Analyst designation.

Thomas J. Digenan, CFA, CPA. Mr. Digenan joined UBS Global AM in 1993. Mr. Digenan participates in the analysis and development of US Equity portfolio. He is responsible for communicating the firm’s equity strategy to clients and investment consultants. Mr. Digenan’s prior experience with the firm includes President of mutual funds and relationship funds organization. Prior to joining the firm, Mr. Digenan was a senior manager in the tax department of KPMG Peat Marwick working exclusively in the investment services industry. Mr. Digenan is a member of the CFA Institute, the Investment Analysts Society of Chicago and the American Institute of Certified Public Accounts.

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Paul A. Graham, Jr., CFA. Mr. Graham joined UBS Global AM in 1994 and has had portfolio management responsibilities since 1994. Mr. Graham is Managing Director, Head of Growth Investors and Co-Head of U.S. Small Cap Growth Equity. For eight years prior to joining the firm, he served as a small cap portfolio manager and research analyst at Value Line Asset Management. Mr. Graham received his BA from Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.

Scott C. Hazen, CFA. Mr. Hazen joined UBS Global AM in 1992 and participates in the analysis and development of U.S. Equity portfolios. Prior to joining the portfolio management team in 2004, Mr. Hazen served as a member of the firm’s global investment team responsible for providing client service and relationship management to the firm’s clients. He earned a BBA from the University of Notre Dame and an MBA from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation and is a member of the Investment Analysts Society of Chicago.

John C. Leonard, CFA. Mr. Leonard joined UBS Global AM in 1991. Mr. Leonard is Head of North American Equities and is responsible for the development of sector and stock selection strategies within this market. In addition, he is the co-Head of Equities. Prior to joining UBS Global AM, he worked as an investment analyst at a real estate management company and as a financial advisor with two investment management firms. Mr. Leonard received his AB from Dartmouth College and his MBA from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation.

David N. Wabnik. Mr. Wabnik joined UBS Global AM in 1995 and has been a portfolio manager since 1995. Mr. Wabnik is Executive Director, Co-Head of U.S. SmallCap Growth Equity. For four years prior to joining the firm, he served as a small cap portfolio manager/senior research analyst at Value Line Asset Management. Mr. Wabnik received his BS from Binghamton University and his MBA from Columbia Business School.

Sub-Advisor:	Vaughan Nelson Investment Management, LP (“Vaughan Nelson”) is located at 600 Travis Street, Suite 6300, Houston, Texas 77002. Founded in 1970, Vaughan Nelson is a subsidiary of Natixis Global Asset Management, L.P.

The day-to day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Partners SmallCap Value II	Chris D. Wallis Scott J. Weber

Chris D. Wallis, CFA. Mr. Wallis, a Senior Portfolio Manager of Vaughan Nelson, joined the firm in 1999. He received a B.B.A. from Baylor University and an M.B.A. from Harvard Business School. Mr. Wallis holds the designation of Chartered Financial Analyst and has over 15 years of investment/financial analysis and accounting experience.

Scott J. Weber. Mr. Weber, a Portfolio Manager of Vaughan Nelson, joined the firm in 2003. Prior to joining Vaughan Nelson, he was a vice president from 2001 to 2003 and a senior associated from 2000 to 2001 of RBC Capital Markets. Mr. Weber received a B.S. from the University of the South and an M.B.A. from Tulane University. Mr. Weber holds the designation of Chartered Financial Analyst and has over 10 years of investment management and financial analysis experience.

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The Sub-Sub-Advisors
Principal Global Investors, LLC (“PGI”) has entered into sub-sub-advisory agreements for various Funds. Under these agreements, each sub-sub-advisor has agreed to assume the obligations of PGI for a certain portion of the Fund’s assets. The sub-sub-advisor is paid a fee by PGI.

PGI is the sub-advisor for the Bond & Mortgage Securities Fund. Day-to-day management decisions concerning a portion of the Bond & Mortgage Securities Fund’s portfolio are made by Spectrum Asset Management, Inc. (“Spectrum”), which serves as sub-sub-advisor. Similar day-to-day management decisions concerning a portion of the High Quality Intermediate-Term Bond Fund’s portfolio are made by Spectrum.

See the discussion regarding Spectrum provided in connection with the Preferred Securities Fund for a description of the firm and the individuals who serve as portfolio managers.

Duties of Principal and Sub-Advisors

Principal or the Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund’s investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

Several of the Funds have multiple Sub-Advisors. For those Funds, Principal determines the portion of the Fund’s assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor’s firm or investment professionals or changes in the number of Sub-Advisors. Ordinarily, reallocations of Fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

Fees Paid to Principal

The Fund pays Principal a fee for its services, which includes any fee Principal pays to the Sub-Advisor. The fee each Fund paid (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2007 was:

Bond & Mortgage Securities Fund	0.52%		Partners MidCap Value Fund	0.99%
Disciplined LargeCap Blend Fund	0.56%		Partners MidCap Value Fund I	0.99%
Diversified International Fund	0.87%		Partners SmallCap Blend Fund	1.00%
Equity Income Fund I	0.51%		Partners SmallCap Growth Fund I	1.10%
Global Real Estate Securities Fund	0.90	%(1)	Partners SmallCap Growth Fund II	0.99%
Government & High Quality Bond Fund	0.40%		Partners SmallCap Growth Fund III	1.10%
High Quality Intermediate-Term Bond Fund	0.40%		Partners SmallCap Value Fund	1.00%
High Yield Fund	0.65%		Partners SmallCap Value Fund I	1.00%
High Yield Fund II	0.52%		Partners SmallCap Value Fund II	1.00%
Income Fund	0.50%		Preferred Securities Fund	0.74%
Inflation Protection Fund	0.40%		Principal LifeTime 2010 Fund	0.1225%
International Emerging Markets Fund	1.19%		Principal LifeTime 2015 Fund	N/A	(4)
International Growth Fund	0.97%		Principal LifeTime 2020 Fund	0.1225%
LargeCap Growth Fund	0.60	%(3)	Principal LifeTime 2025 Fund	N/A	(4)
LargeCap S&P 500 Index Fund	0.15%		Principal LifeTime 2030 Fund	0.1225%
LargeCap Value Fund	0.44%		Principal LifeTime 2035 Fund	N/A	(4)
MidCap Blend Fund	0.64%		Principal LifeTime 2040 Fund	0.1225%
MidCap Growth Fund	0.65%		Principal LifeTime 2045 Fund	N/A	(4)
MidCap S&P 400 Index Fund	0.15%		Principal LifeTime 2050 Fund	0.1225%
MidCap Stock Fund	0.75%		Principal LifeTime 2055 Fund	N/A	(4)

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MidCap Value Fund	0.65%		Principal LifeTime Strategic Income Fund	0.1225%
Money Market Fund	0.38%		Real Estate Securities Fund	0.83%
Mortgage Securities Fund	0.50%		SAM Balanced Portfolio	0.31%
Partners Global Equity Fund	0.95%		SAM Conservative Balanced Portfolio	0.31%
Partners International Fund	1.08%		SAM Conservative Growth Portfolio	0.31%
Partners LargeCap Blend Fund	0.74%		SAM Flexible Income Portfolio	0.31%
Partners LargeCap Blend Fund I	0.44%		SAM Strategic Growth Portfolio	0.31%
Partners LargeCap Growth Fund I	0.73%		Short-Term Bond Fund	0.40%
Partners LargeCap Growth Fund II	0.99	%(2)	Short-Term Income Fund	0.49%
Partners LargeCap Value Fund	0.76%		SmallCap Blend Fund	0.75%
Partners LargeCap Value Fund I	0.79%		SmallCap Growth Fund	0.75%
Partners LargeCap Value Fund II	0.85%		SmallCap S&P 600 Index Fund	0.15%
Partners MidCap Growth Fund	1.00	%(2)	SmallCap Value Fund	0.75%
Partners MidCap Growth Fund I	1.00%		Ultra Short Bond Fund	0.40%
Partners MidCap Growth Fund II	1.00%		West Coast Equity Fund	0.48%

(1)	Period from October 1, 2007 (date operations commenced) through October 31, 2007.

(2)	Effective October 31, 2007, the Fund’s management fees were decreased.

(3)	Effective January 16, 2007, the Fund’s management fees were increased.

(4)	Each of the Funds in the table below pays a fee to Principal (as a percentage of the average daily net assets) as shown.

	First $3	Over $3
Fund	billion	billion

Principal LifeTime 2015 Fund	0.1225%	0.1125%
Principal LifeTime 2025 Fund	0.1225%	0.1125%
Principal LifeTime 2035 Fund	0.1225%	0.1125%
Principal LifeTime 2045 Fund	0.1225%	0.1125%
Principal LifeTime 2055 Fund	0.1225%	0.1125%

A discussion regarding the basis for the Board of Directors approving the management agreement with Principal and the sub-advisory agreements with each Sub-Advisor is available in the semi-annual report to shareholders for the period ended April 30, 2007 and in the annual report to shareholders for the fiscal year ended October 31, 2007.

Under an order received from the SEC, the Fund and Principal, may enter into and materially amend agreements with Sub-Advisors, other than those affiliated with Principal, without obtaining shareholder approval. For any Fund that is relying on that order, Principal may, without obtaining shareholder approval:

•	hire one or more Sub-Advisors;

•	change Sub-Advisors; and

•	reallocate management fees between itself and Sub-Advisors.

Principal has ultimate responsibility for the investment performance of each Fund that utilizes a Sub-Advisor due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination, and replacement. No Fund will rely on the order until it receives approval from its shareholders or, in the case of a new Fund, the Fund’s sole initial shareholder before the Fund is available to the other purchasers, and the Fund states in its prospectus that it intends to rely on the order.

The shareholders of each of the Funds have approved the Fund’s reliance on the order; however, only the High Yield, MidCap Value, and all Partners Funds intend to rely on the order.

Distribution Agreements

Principal may pay compensation, from its own resources, to certain financial intermediaries for the distribution, promotion, sale of Fund shares, and for providing services to shareholders. If one mutual fund sponsor makes greater distribution assistance payments than another, your investment representative or his or her financial intermediary may have an incentive to recommend one fund complex over another.

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PRICING OF FUND SHARES

Each Fund’s shares are bought and sold at the current share price. The share price of each class of each Fund is calculated each day the New York Stock Exchange (“NYSE”) is open (shares are not priced on the days on which the NYSE is closed for trading, generally New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas). The share price is determined as of the close of business of the NYSE (normally 3:00 p.m. Central Time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received in good order by us at our transaction processing center in Canton, Massachusetts. In order for us to process your purchase order on the day it is received, we must receive the order (with complete information):

•	on a day that the NYSE is open and
•	prior to the close of trading on the NYSE (normally 3 p.m. Central Time).

Orders received after the close of the NYSE or on days that the NYSE is not open will be processed on the next day that the NYSE is open for normal trading.

If we receive an application or purchase request for a new mutual fund account or subsequent purchase into an existing account that is accompanied by a check and the application or purchase request does not contain complete information, we may hold the application (and check) for up to two business days while we attempt to obtain the necessary information. If we receive the necessary information within two business days, we will process the order using the next share price calculated. If we do not receive the information within two business days, the application and check will be returned to you.

For all Funds, except the Money Market Fund, the share price is calculated by:

•	taking the current market value of the total assets of the Fund
•	subtracting liabilities of the Fund
•	dividing the remainder proportionately into the classes of the Fund
•	subtracting the liability of each class
•	dividing the remainder by the total number of shares owned in that class.

The securities of the Money Market Fund are valued at amortized cost. The calculation procedure is described in the Statement of Additional Information.

NOTES:

•	If market quotations are not readily available for a security owned by a Fund, its fair value is determined using a policy adopted by the Directors. Fair valuation pricing is subjective and creates the possibility that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.
•	A Fund’s securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. Generally, the values of foreign securities used in computing a Fund’s NAV are the market quotations as of the close of the foreign market. Foreign securities and currencies are also converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The Fund has adopted policies and procedures to “fair value” some or all securities held by a Fund if significant events occur after the close of the market on which the foreign securities are traded but before the Fund’s NAV is calculated.

Significant events can be specific to a single security or can include events that affect a particular foreign market or markets. A significant event can also include a general market movement in the U.S. securities markets. If Principal believes that the market value of any or all of the foreign securities is materially affected by such an event, the securities will be valued, and the Fund’s NAV will be calculated, using the policy adopted by the Fund. These fair valuation procedures are intended to discourage shareholders from investing in the Fund for the purpose of engaging in market timing or arbitrage transactions.

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The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Fund may change on days when shareholders are unable to purchase or redeem shares.

•	Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

PURCHASE OF FUND SHARES

Shares may be purchased from Princor, the Fund’s principal underwriter for Institutional Class shares. There are no sales charges on Institutional Class shares of the Fund. There are no restrictions on amounts to be invested in Institutional Class shares of the Fund.

Shareholder accounts for the Fund are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase or sale and the total number of shares owned. The statement of account is treated by the Fund as evidence of ownership of Fund shares. Share certificates are not issued.

The Fund may reject or cancel any purchase orders for any reason. For example, the Fund does not permit market timing because short-term or other excessive trading into and out of the Funds may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Fund may reject any purchase orders from market timers or investors that, in Principal’s opinion, may be disruptive to the Fund. For these purposes, Principal may consider an investor’s trading history in the Fund or other Funds sponsored by Principal Life and accounts under common ownership or control.

Effective the close of business of September 1, 2007, the SmallCap Blend Fund (the “fund”) closed to new investors. Those who were fund shareholders on September 1, 2007 may, however, continue to purchase shares in fund accounts in existence at that time. Principal may recommend to the Board, and the Board may elect, to close certain funds to new and existing investors.

REDEMPTION OF FUND SHARES

You may redeem shares of the Fund upon request. There is no charge for the redemption. Shares are redeemed at the NAV per share next computed after the request is received by the Fund in proper and complete form.

The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

Distributions in Kind. Payment for shares of the Funds tendered for redemption is ordinarily made by check. However, the Funds may determine that it would be detrimental to the remaining shareholders of a Fund to make payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the Funds may pay the redemption proceeds in whole or in part by a distribution “in kind” of securities from the Fund’s portfolio in lieu of cash. If a Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. Each Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described in this prospectus.

Redemption fees. The Fund board of directors has determined that it is not necessary to impose a fee upon the redemption of fund shares, because the Fund has adopted transfer restrictions as described in “Exchange of Fund Shares.”

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EXCHANGE OF FUND SHARES

An exchange between Funds is a redemption of shares of one Fund and a concurrent purchase of shares in another Fund with the redemption proceeds. A shareholder, including a beneficial owner of shares held in nominee name or a participant in a participant-directed employee benefit plan, may exchange Fund shares under certain circumstances. In addition to any restrictions an intermediary or an employee benefit plan imposes, Fund shares may be exchanged, without charge, for shares of any other Fund of Principal Investors Fund, provided that:

•	the shareholder has not exchanged shares of the Fund within 30 days preceding the exchange, unless the shareholder is exchanging into the Money Market Fund,
•	the share class of such other Fund is available through the plan, and
•	the share class of such other Fund is available in the shareholder’s state of residence.

All exchanges completed on the same day are considered a single exchange for purposes of this exchange limitation. In addition, the Fund will reject an order to purchase shares of any Fund, except shares of the Money Market Fund, if the shareholder redeemed shares from that Fund within the preceding 30-day period. The 30-day exchange or purchase restriction does not apply to exchanges or purchases made on a scheduled basis such as scheduled periodic portfolio rebalancing transactions, or where the application of the restriction would cause a Fund to fail to be considered a “qualified default investment alternative” under the Employee Retirement Income Security Act of 1976, as amended, and the rules and regulations thereunder.

If Fund shares are purchased through an intermediary that is unable or unwilling to impose the 30-day exchange restriction described above, Fund management may waive this restriction in lieu of the exchange limitation that the intermediary is able to impose if, in management’s judgment, such limitation is reasonably likely to prevent excessive trading in Fund shares. In order to prevent excessive exchanges, and under other circumstances where the Fund Board of Directors or the Manager believes it is in the best interests of the Fund, the Fund reserves the right to revise or terminate this exchange privilege, limit the amount or further limit the number of exchanges, reject any exchange or close an account.

DIVIDENDS AND DISTRIBUTIONS

Dividends are based on estimates of income, expenses, and shareholder activity for the Fund. Actual income, expenses, and shareholder activity may differ from estimates; consequently, differences, if any, will be included in the calculation of subsequent dividends. The Funds pay their net investment income to shareholders of record on the business day prior to the payment date. The payment schedule is as follows:

•	The Bond & Mortgage Securities, Government & High Quality Bond, High Yield II, Income, Inflation Protection, Mortgage Securities, Short-Term Bond, Short-Term Income, and Ultra Short Bond Funds declare dividends of their daily net investment income each day their shares are priced. On the last business day of each month the Funds will pay out their accumulated declared dividends.

•	The Money Market Fund declares dividends of all its daily net investment income each day its shares are priced. The dividends are paid daily and are automatically reinvested back into additional shares of the Fund.

•	The Preferred Securities Fund pays its net investment income on a monthly basis. The payment date is the last business day of each month.

•	The Equity Income I, Global Real Estate Securities, and Real Estate Securities Funds and the SAM Flexible Income, SAM Conservative Balanced, and SAM Balanced Portfolios each pay their net investment income on a quarterly basis. The payment date is the last business day of March, June, September, and December.

•	The other Funds pay their net investment income on an annual basis. The payment date is the last business day of the year.

Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.

The Money Market Fund does not seek to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends.

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Dividend and capital gains distributions will be reinvested, without a sales charge, in shares of the Fund from which the distribution is paid.

Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. Special tax rules apply to Fund distributions to retirement plans. A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state, and local taxes. A Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased.

To the extent that distributions the Funds pay are derived from a source other than net income (such as a return of capital), a notice will be included in your quarterly statement pursuant to Section 19(a) of the Investment Company Act of 1940, as amended, and Rule 19a-1 disclosing the source of such distributions. Furthermore, such notices shall be posted monthly on our web site at www.principalfunds.com. You may request a copy of all such notices, free of charge, by telephoning 1-800-222-5852. The amounts and sources of distributions included in such notices are estimates only and you should not rely upon them for purposes of reporting income taxes. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders how to report these distributions for federal income tax purposes.

FREQUENT PURCHASES AND REDEMPTIONS

The Funds are not designed for frequent trading or market timing activity. The funds do not knowingly accommodate frequent purchases and redemptions of fund shares by investors. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase these Funds.

We consider frequent trading and market timing activities to be abusive trading practices because they:

•	Disrupt the management of the Funds by

•	forcing the Fund to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the Fund and
•	causing unplanned portfolio turnover;

•	Hurt the portfolio performance of the Fund; and
•	Increase expenses of the Fund due to

•	increased broker-dealer commissions and
•	increased recordkeeping and related costs.

Certain Funds may be at greater risk for abusive trading practices. For example, those Funds that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage. If we are not able to identify such abusive trading practices, the abuses described above will negatively impact the Fund. The potential negative impact and harms of undetected excessive trading in shares of the underlying funds in which the Principal LifeTime Funds or Strategic Asset Management Portfolios invest could flow through to the Principal LifeTime Funds and Strategic Asset Management Portfolios as they would for any fund shareholder.

We have adopted policies and procedures to help us identify and prevent abusive trading practices. In addition, the Funds monitor trading activity to identify and take action against abuses. While our policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that we will identify and prevent abusive trading in all instances. When we do identify abusive trading, we will apply our policies and procedures in a fair and uniform manner.

If we, or a Fund, deem abusive trading practices to be occurring, we will take action that may include, but is not limited to:

•	Rejecting exchange instructions from shareholder or other person authorized by the shareholder to direct exchanges;

Principal Investors Fund	FREQUENT PURCHASES AND REDEMPTIONS 211
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•	Restricting submission of exchange requests by, for example, allowing exchange requests to be submitted by 1st class U.S. mail only and disallowing requests made by facsimile, overnight courier, telephone or via the internet;
•	Limiting the number of exchanges during a year;
•	Requiring a holding period of a minimum of 30 days before permitting exchanges among the Funds where there is evidence of at least one round-trip exchange (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption); and
•	Taking such other action as directed by the Fund.

The Funds have reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, we will reverse the exchange. We will give you notice in writing in this instance.

FUND ACCOUNT INFORMATION

Orders Placed by Intermediaries
Principal Investors Fund may have an agreement with your intermediary, such as a broker-dealer, third party administrator, or trust company, that permits the intermediary to accept orders on behalf of the Fund until 3 p.m. Central Time. The agreement may include authorization for your intermediary to designate other intermediaries (“sub-designees”) to accept orders on behalf of the Fund on the same terms that apply to the intermediary. In such cases, if your intermediary or a sub-designee receives your order in correct form by 3 p.m. Central Time, transmits it to the Fund, and pays for it in accordance with the agreement, the Fund will price the order at the next NAV it computes after your intermediary or sub-designee received your order. Note: The time at which the Fund prices orders and the time until which the Fund or your intermediary or sub-designee will accept orders may change in the case of an emergency or if the NYSE closes at a time other than 3 p.m. Central Time.

Signature Guarantees
Certain transactions require that your signature be guaranteed. If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member, or brokerage firm. A signature guaranteed by a notary public or savings bank is not acceptable. Signature guarantees are required:

•	if you sell more than $100,000 from any one Fund;
•	if a sales proceeds check is payable to other than the account shareholder(s);
•	to change ownership of an account;
•	to add telephone transaction services and/or wire privileges to an existing account;
•	to change bank account information designated under an existing telephone withdrawal plan;
•	to exchange or transfer among accounts with different ownership; and
•	to have a sales proceeds check mailed to an address other than the address on the account or to the address on the account if it has been changed within the preceding 30 days.

Reservation of Rights
The Principal Investors Fund reserves the right to amend or terminate the special plans described in this prospectus. In addition, Principal Investors Fund reserves the right to change the share class described herein. Shareholders will be notified of any such action to the extent required by law.

Financial Statements
Shareholders will receive annual financial statements for the Funds, audited by the Funds’ independent registered public accounting firm, Ernst & Young LLP. Shareholders will also receive a semiannual financial statement that is unaudited.

PORTFOLIO HOLDINGS INFORMATION

The Fund will publish month-end portfolio holdings information for the Funds described in this Prospectus on the principal.com website and the PrincipalFunds.com website on the last business day of the following month. The information will include all of each Fund’s holdings, and may include information regarding the top ten holdings as well. The information will remain on the website until the Fund files portfolio holding information with the SEC for a period that includes the date on which the holdings are published on the websites. Also, from time to time, information

212 FUND ACCOUNT INFORMATION	Principal Investors Fund
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relating to the impact of specific events, such as national disasters, corporate debt defaults, or similar events, on a Fund’s portfolio will be published on the website. In addition, composite portfolio holdings information for the Money Market Fund is published each week as of the prior week on the principalglobal.com website.

Third parties who need portfolio holdings information to provide services to the Funds may be provided such information prior to its posting on the website, solely for legitimate business purposes and subject to confidentiality agreements. A description of the Funds’ policies and procedures with respect to the disclosure of the portfolio securities is available in the Funds’ Statement of Additional Information.

Principal Investors Fund	PORTFOLIO HOLDINGS INFORMATION 213
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FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions).

This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund’s financial statements, is included in Principal Investors Fund’s Annual Report to Shareholders for the fiscal year ended October 31, 2007, which is available upon request, and incorporated by reference into the SAI.

To request a free copy of the latest annual or semiannual report for the Fund, you may telephone 1-800-222-5852

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Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004	2003
BOND & MORTGAGE SECURITIES FUND
Institutional shares
Net Asset Value, Beginning of Period	$10.67	$10.62	$10.90		$1 0.70	$10.63
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.57	0.51	0.44		0.40	0.38
Net Realized and Unrealized Gain (Loss) on Investments	(0.17)	0.03	(0.28)		0.20	0.11

Total From Investment Operations	0.40	0.54	0.16		0.60	0.49
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.57)	(0.49)	(0.43)		(0.40)	(0.42)
Distributions from Realized Gains	—	—	(0.01)		—	—

Total Dividends and Distributions	(0.57)	(0.49)	(0.44)		(0.40)	(0.42)

Net Asset Value, End of Period	$10.50	$10.67	$10.62		$1 0.90	$10.70

Total Return	3.85%	5.27%	1.45%		5.74%	4.63%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,829,733	$1,397,636	$771,847		$373,880	$165,504
Ratio of Expenses to Average Net Assets	0.52%	0.56%	0.77%		0.59%	0.55%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(b)	N/A	0.53%	0.55%		0.55%	—%
Ratio of Net Investment Income to Average Net Assets	5.41%	4.85%	4.07%		3.71%	3.51%
Portfolio Turnover Rate	259.1%	274.5%	202.1	%(c)	150.5%	91.0%

	2007		2006	2005		2004	2003(d)
DISCIPLINED LARGECAP BLEND FUND
Institutional shares
Net Asset Value, Beginning of Period	$16.11		$14.37	$12.95		$12.12	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.18		0.19	0.18		0.11	0.10
Net Realized and Unrealized Gain (Loss) on Investments	2.13		1.88	1.37		1.10	2.02

Total From Investment Operations	2.31		2.07	1.55		1.21	2.12
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.19)		(0.13)	(0.07)		(0.11)	—
Distributions from Realized Gains	(0.38)		(0.20)	(0.06)		(0.27)	—

Total Dividends and Distributions	(0.57)		(0.33)	(0.13)		(0.38)	—

Net Asset Value, End of Period	$17.85		$16.11	$14.37		$1 2.95	$12.12

Total Return	14.70%		14.61%	12.07%		10.22%	21.20	%(e)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,160,022		$974,790	$523,512		$247,979	$11,910
Ratio of Expenses to Average Net Assets	0.57%		0.59%	0.60%		0.60%	0.60	%(f)
Ratio of Net Investment Income to Average Net Assets	1.08%		1.27%	1.25%		0.89%	1.02	%(f)
Portfolio Turnover Rate	101.4	%(g)	92.4%	86.7	%(h)	106.2%	109.2	%(f)

(a)	Calculated based on average shares outstanding during the period.

(b)	Excludes interest expense paid on borrowings through reverse repurchase agreements. See “Operating Policies” in notes to financial statements.

(c)	Portfolio turnover rate excludes approximately $213,484,000 of securities from the acquisition of Principal Bond Fund, Inc.

(d)	Period from December 30, 2002, date operations commenced, through October 31, 2003.

(e)	Total return amounts have not been annualized.

(f)	Computed on an annualized basis.

(g)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM Growth & Income Fund.

(h)	Portfolio turnover rate excludes approximately $102,898,000 of securities from the acquisition of Principal Balanced Fund, Inc.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007		2006	2005		2004		2003
DIVERSIFIED INTERNATIONAL FUND
Institutional shares
Net Asset Value, Beginning of Period	$14.36		$11.45	$9.32		$8.01		$6.52
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.23		0.18	0.14		0.11		0.06
Net Realized and Unrealized Gain (Loss) on Investments	4.23		3.28	2.25		1.26		1.50

Total From Investment Operations	4.46		3.46	2.39		1.37		1.56
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.21)		(0.09)	(0.05)		(0.06)		(0.07)
Distributions from Realized Gains	(1.27)		(0.46)	(0.21)		—		—

Total Dividends and Distributions	(1.48)		(0.55)	(0.26)		(0.06)		(0.07)

Net Asset Value, End of Period	$17.34		$14.36	$11.45		$9.32		$8.01

Total Return	33.87%		31.29%	26.07%		17.24%		24.09%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,188,878		$44,939	$31,357		$15,831		$8,611
Ratio of Expenses to Average Net Assets	0.90%		0.90%	0.90%		0.89%		0.90%
Ratio of Gross Expenses to Average Net Assets	—%		—%	—%		0.90	%(b)	0.90	%(b)
Ratio of Net Investment Income to Average Net Assets	1.56%		1.35%	1.37%		1.23%		0.91%
Portfolio Turnover Rate	111.3	%(c)	107.5%	202.7	%(d)	160.2	%(e)	162.2	%(f)

	2007		2006	2005	2004	2003
EQUITY INCOME FUND I
Institutional shares
Net Asset Value, Beginning of Period	$22.43		$20.07	$17.79	$15.45	$12.73
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.44		0.40	0.48	0.35	0.38
Net Realized and Unrealized Gain (Loss) on Investments	2.55		3.00	2.24	2.33	2.72

Total From Investment Operations	2.99		3.40	2.72	2.68	3.10
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.40)		(0.41)	(0.44)	(0.34)	(0.38)
Distributions from Realized Gains	(1.20)		(0.63)	—	—	—

Total Dividends and Distributions	(1.60)		(1.04)	(0.44)	(0.34)	(0.38)

Net Asset Value, End of Period	$23.82		$22.43	$20.07	$17.79	$15.45

Total Return	13.99%		17.53%	15.39%	17.51%	24.77%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,016,738		$1,686,604	$1,294,804	$908,925	$529,665
Ratio of Expenses to Average Net Assets	0.52%		0.55%	0.58%	0.59%	0.61%
Ratio of Gross Expenses to Average Net Assets(g)	—%		0.55%	0.58%	0.59%	0.61%
Ratio of Net Investment Income to Average Net Assets	1.93%		1.88%	2.45%	2.06%	2.77%
Portfolio Turnover Rate	85.6	%(h)	81.0%	32.0%	20.0%	18.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without commission rebates.

(c)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM International Growth Fund.

(d)	Portfolio turnover rate excludes approximately $279,644,000 of securities from the acquisition of Principal International Fund, Inc. and Principal International SmallCap Fund, Inc. and $19,133,000 from portfolio realignment.

(e)	Portfolio turnover rate excludes approximately $7,549,000 from portfolio realignment from the acquisition of International SmallCap Fund.

(f)	Portfolio turnover rate excludes approximately $8,876,000 of securities from the acquisitions of European Fund, Pacific Basin Fund, and International SmallCap Fund and $5,654,000 from portfolio realignment.

(g)	Excludes expense reimbursement from Manager and/or Underwriter.

(h)	Portfolio turnover rate excludes portfolio realignment from the acquisition of Equity Income Fund and WM Equity Income Fund.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007(a)
GLOBAL REAL ESTATE SECURITIES FUND
Institutional shares
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.01
Net Realized and Unrealized Gain (Loss) on Investments	0.07

Total From Investment Operations	0.08

Net Asset Value, End of Period	$10.08

Total Return	0.80	%(b)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,016
Ratio of Expenses to Average Net Assets	0.95	%(c)
Ratio of Net Investment Income to Average Net Assets	1.75	%(c)
Portfolio Turnover Rate	86.7	%(c)

	2007	2006	2005		2004	2003
GOVERNMENT & HIGH QUALITY BOND FUND
Institutional shares
Net Asset Value, Beginning of Period	$10.12	$10.10	$10.37		$10.35	$10.60
Income from Investment Operations:
Net Investment Income (Operating Loss)(d)	0.49	0.45	0.39		0.37	0.36
Net Realized and Unrealized Gain (Loss) on Investments	(0.07)	0.03	(0.27)		0.08	(0.18)

Total From Investment Operations	0.42	0.48	0.12		0.45	0.18
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.50)	(0.46)	(0.39)		(0.43)	(0.43)

Total Dividends and Distributions	(0.50)	(0.46)	(0.39)		(0.43)	(0.43)

Net Asset Value, End of Period	$10.04	$10.12	$10.10		$1 0.37	$10.35

Total Return	4.21%	4.84%	1.14%		4.47%	1.70%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$16	$10	$10		$10	$10
Ratio of Expenses to Average Net Assets	0.40%	0.53%	0.41%		0.40%	0.40%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(e)	N/A	0.40%	0.40%		N/A	N/A
Ratio of Net Investment Income to Average Net Assets	4.85%	4.48%	3.84%		3.52%	3.45%
Portfolio Turnover Rate	261.5%	271.5%	542.3	%(f)	95.2%	219.5%

(a)	Period from October 1, 2007, date operations commenced, through October 31, 2007.

(b)	Total return amounts have not been annualized.

(c)	Computed on an annualized basis.

(d)	Calculated based on average shares outstanding during the period.

(e)	Excludes interest expense paid on borrowings through reverse repurchase agreements. See “Operating Policies” in notes to financial statements.

(f)	Portfolio turnover rate excludes approximately $343,164,000 of securities from the acquisition of Principal Government Securities Fund Income, Inc.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004	2003
HIGH QUALITY INTERMEDIATE-TERM BOND FUND
Institutional shares
Net Asset Value, Beginning of Period	$10.86	$10.66	$10.71		$10.64	$10.62
Income from Investment Operations:
Net Investment Income (Operating Loss)d(a)	0.55	0.50	0.41		0.38	0.46
Net Realized and Unrealized Gain (Loss) on Investments	(0.17)	0.03	(0.26)		0.16	0.02

Total From Investment Operations	0.38	0.53	0.15		0.54	0.48
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.44)	(0.32)	(0.14)		(0.39)	(0.46)
Distributions from Realized Gains	—	(0.01)	(0.06)		(0.08)	—

Total Dividends and Distributions	(0.44)	(0.33)	(0.20)		(0.47)	(0.46)

Net Asset Value, End of Period	$10.80	$10.86	$10.66		$1 0.71	$10.64

Total Return	3.63%	5.12%	1.46%		5.23%	4.62%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$29,755	$13,377	$2,494		$10	$10
Ratio of Expenses to Average Net Assets	0.40%	0.65%	0.72%		0.43%	0.40%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(b)	N/A	0.40%	0.40%		0.40%	N/A
Ratio of Net Investment Income to Average Net Assets	5.13%	4.76%	3.90%		3.56%	4.32%
Portfolio Turnover Rate	257.3%	268.6%	177.4	%(c)	152.5%	71.3%

	2007	2006	2005(d)
HIGH YIELD FUND
Institutional shares
Net Asset Value, Beginning of Period	$10.61	$10.24	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.75	0.73	0.54
Net Realized and Unrealized Gain (Loss) on Investments	(0.07)	0.09	(0.30)

Total From Investment Operations	0.68	0.82	0.24
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.68)	(0.45)	—

Total Dividends and Distributions	(0.68)	(0.45)	—

Net Asset Value, End of Period	$10.61	$10.61	$10.24
Total Return	6.64%	8.27%	2.40	%(e)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$506,755	$95,691	$71,355
Ratio of Expenses to Average Net Assets	0.65%	0.65%	0.65	%(f)
Ratio of Net Investment Income to Average Net Assets	7.18%	7.13%	6.29	%(f)
Portfolio Turnover Rate	69.0%	104.3%	93.2	%(f)

(a)	Calculated based on average shares outstanding during the period.

(b)	Excludes interest expense paid on borrowings through reverse repurchase agreements. See “Operating Policies” in notes to financial statements.

(c)	Portfolio turnover rate excludes approximately $15,223,000 of securities from the acquisition of High Quality Long-Term Bond Fund.

(d)	Period from December 29, 2004, date operations commenced, through October 31, 2005.

(e)	Total return amounts have not been annualized.

(f)	Computed on an annualized basis.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
HIGH YIELD FUND II
Institutional shares
Net Asset Value, Beginning of Period	$8.78	$8.22	$8.27	$7.86	$6.62
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.62 (a)	0.64	0.58	0.60	0.63 (a)
Net Realized and Unrealized Gain (Loss) on Investments	0.21	0.55	(0.03)	0.44	1.30

Total From Investment Operations	0.83	1.19	0.55	1.04	1.93
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.69)	(0.63)	(0.60)	(0.63)	(0.69)
Distributions from Realized Gains	(0.18)	—	—	—	—

Total Dividends and Distributions	(0.87)	(0.63)	(0.60)	(0.63)	(0.69)

Net Asset Value, End of Period	$8.74	$8.78	$8.22	$8.27	$7.86

Total Return	9.94%	15.01%	6.91%	13.75%	30.44%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$681,304	$571	$588	$526	$425
Ratio of Expenses to Average Net Assets	0.53%	0.57%	0.59%	0.61%	0.64%
Ratio of Gross Expenses to Average Net Assets(b)	—%	0.57%	0.59%	0.61%	0.64%
Ratio of Net Investment Income to Average Net Assets	7.07%	7.64%	7.09%	7.43%	8.57%
Portfolio Turnover Rate	47.4%	85.0%	94.0%	82.0%	61.0%

	2007	2006	2005	2004	2003
INCOME FUND
Institutional shares
Net Asset Value, Beginning of Period	$9.11	$9.07	$9.48	$9.36	$9.03
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.50 (a)	0.51	0.49	0.50	0.55
Net Realized and Unrealized Gain (Loss) on Investments	(0.06)	0.05	(0.38)	0.16	0.38

Total From Investment Operations	0.44	0.56	0.11	0.66	0.93
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.54)	(0.52)	(0.52)	(0.54)	(0.60)

Total Dividends and Distributions	(0.54)	(0.52)	(0.52)	(0.54)	(0.60)

Net Asset Value, End of Period	$9.01	$9.11	$9.07	$9.48	$9.36

Total Return	4.88%	6.41%	1.13%	7.18%	10.51%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$960,941	$963,326	$903,915	$834,726	$679,139
Ratio of Expenses to Average Net Assets	0.51%	0.52%	0.54%	0.55%	0.56%
Ratio of Gross Expenses to Average Net Assets(b)	—%	0.52%	0.54%	0.55%	0.56%
Ratio of Net Investment Income to Average Net Assets	5.51%	5.64%	5.20%	5.27%	5.80%
Portfolio Turnover Rate	15.2%	26.0%	20.0%	24.0%	33.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without custodian credits.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(a)
INFLATION PROTECTION FUND
Institutional shares
Net Asset Value, Beginning of Period	$9.57	$9.81	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.51	0.50	0.45
Net Realized and Unrealized Gain (Loss) on Investments	(0.20)	(0.23)	(0.30)

Total From Investment Operations	0.31	0.27	0.15
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.43)	(0.50)	(0.34)
Distributions from Realized Gains	—	(0.01)	—

Total Dividends and Distributions	(0.43)	(0.51)	(0.34)

Net Asset Value, End of Period	$9.45	$9.57	$9.81

Total Return	3.34%	2.77%	1.49	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$461,619	$110,930	$70,984
Ratio of Expenses to Average Net Assets	0.40%	1.53%	1.36	%(d)
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(e)	N/A	0.40%	0.40	%(d)
Ratio of Net Investment Income to Average Net Assets	5.46%	5.22%	5.32	%(d)
Portfolio Turnover Rate	88.2%	51.4%	45.5	%(d)

	2007	2006	2005		2004		2003
INTERNATIONAL EMERGING MARKETS FUND
Institutional shares
Net Asset Value, Beginning of Period	$24.69	$19.46	$15.16		$13.06		$8.72
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.49	0.24	0.28		0.16		0.03
Net Realized and Unrealized Gain (Loss) on Investments	16.38	7.09	5.18		2.10		4.31

Total From Investment Operations	16.87	7.33	5.46		2.26		4.34
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.25)	(0.17)	—		(0.16)		—
Distributions from Realized Gains	(1.75)	(1.93)	(1.16)		—		—

Total Dividends and Distributions	(2.00)	(2.10)	(1.16)		(0.16)		—

Net Asset Value, End of Period	$39.56	$24.69	$19.46		$15.16		$13.06

Total Return	73.27%	40.45%	37.88%		17.46%		49.77%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$802,809	$65,405	$1,507		$15		$3
Ratio of Expenses to Average Net Assets	1.19%	1.34%	1.35%		1.34%		1.35%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.35	%(f)	1.35	%(f)
Ratio of Net Investment Income to Average Net Assets	1.62%	1.01%	1.47%		1.16%		0.34%
Portfolio Turnover Rate	141.6%	134.0%	181.2	%(g)	146.9%		144.7%

(a)	Period from December 29, 2004, date operations commenced, through October 31, 2005.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return amounts have not been annualized.

(d)	Computed on an annualized basis.

(e)	Excludes interest expense paid on borrowings through reverse repurchase agreements. See “Operating Policies” in notes to financial statements.

(f)	Expense ratio without commission rebates.

(g)	Portfolio turnover rate excludes approximately $24,418,000 of securities from the acquisition of Principal International Emerging Markets Fund, Inc.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
INTERNATIONAL GROWTH FUND
Institutional shares
Net Asset Value, Beginning of Period	$13.30	$11.44	$10.07	$8.38	$6.63
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.17	0.12	0.14	0.13	0.10
Net Realized and Unrealized Gain (Loss) on Investments	3.45	2.84	2.20	1.66	1.65

Total From Investment Operations	3.62	2.96	2.34	1.79	1.75
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.13)	(0.11)	(0.10)	(0.10)	—
Distributions from Realized Gains	(1.25)	(0.99)	(0.87)	—	—

Total Dividends and Distributions	(1.38)	(1.10)	(0.97)	(0.10)	—

Net Asset Value, End of Period	$15.54	$13.30	$11.44	$10.07	$8.38

Total Return	29.74%	27.80%	24.71%	21.54%	26.40%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,268,322	$1,129,504	$644,994	$354,090	$208,785
Ratio of Expenses to Average Net Assets	0.97%	0.99%	1.00%	1.00%	1.00%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	—%	1.00	%(b)
Ratio of Net Investment Income to Average Net Assets	1.25%	0.99%	1.33%	1.42%	1.37%
Portfolio Turnover Rate	129.4%	134.7%	139.5%	156.2%	135.3%

	2007		2006	2005		2004		2003
LARGECAP GROWTH FUND
Institutional shares
Net Asset Value, Beginning of Period	$7.83		$7.09	$6.09		$5.86		$5.09
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.04		0.05	0.04		0.02		0.02
Net Realized and Unrealized Gain (Loss) on Investments	2.31		0.70	1.00		0.22		0.75

Total From Investment Operations	2.35		0.75	1.04		0.24		0.77
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.06)		(0.01)	(0.04)		(0.01)		—
Distributions from Realized Gains	(0.10)		—	—		—		—

Total Dividends and Distributions	(0.16)		(0.01)	(0.04)		(0 .01)		—

Net Asset Value, End of Period	$10.02		$7.83	$7.09		$6.09		$5.86

Total Return	30.46%		10.57%	17.05%		4.05%		15.22%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,509,320		$487,805	$278,730		$121,840		$60,790
Ratio of Expenses to Average Net Assets	0.60%		0.54%	0.55%		0.55%		0.55%
Ratio of Gross Expenses to Average Net Assets	—%		—%	—%		0 .55	%(b)	0 .55	%(b)
Ratio of Net Investment Income to Average Net Assets	0.42%		0.65%	0.63%		0.34%		0.38%
Portfolio Turnover Rate	113.1	%(c)	93.5%	169.0	%(d)	59.8%		59 .2	%(e)

(a)	Calculated based on average shares outstanding during the period

(b)	Expense ratio without commission rabates.

(c)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM Growth Fund.

(d)	Portfolio turnover rate excludes approximately $289,113,000 of securities from the acquisition of Principal Growth Fund, Inc.

(e)	Portfolio turnover rate excludes approximately $2,976,000 of securities from the acquisition of Technology Fund and $875,000 from portfolio realignment.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004	2003
LARGECAP S&P 500 INDEX FUND
Institutional shares
Net Asset Value, Beginning of Period	$9.88	$8.67	$8.67		$8.04	$6.76
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.19	0.16	0.13		0.13	0.12
Net Realized and Unrealized Gain (Loss) on Investments	1.21	1.23	0.59		0.60	1.24

Total From Investment Operations	1.40	1.39	0.72		0.73	1.36
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.17)	(0.14)	(0.13)		(0.10)	(0.08)
Distributions from Realized Gains	(0.03)	(0.04)	(0.59)		—	—

Total Dividends and Distributions	(0.20)	(0.18)	(0.72)		(0.10)	(0.08)

Net Asset Value, End of Period	$11.08	$9.88	$8.67		$8.67	$8.04

Total Return	14.42%	16.22%	8.48%		9.10%	20.35%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$87,900	$30,128	$4,270		$10	$114,300
Ratio of Expenses to Average Net Assets	0.15%	0.15%	0.15%		0.15%	0.15%
Ratio of Net Investment Income to Average Net Assets	1.79%	1.74%	1.65%		1.55%	1.54%
Portfolio Turnover Rate	5.6%	3.7%	11.5	%(b)	67.3%	1.1%

	2007	2006	2005		2004		2003
LARGECAP VALUE FUND
Institutional shares
Net Asset Value, Beginning of Period	$13.13	$11.36	$10.67		$9.82		$8.27
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.25	0.23	0.20		0.16		0.14
Net Realized and Unrealized Gain (Loss) on Investments	1.01	1.98	1.00		0.81		1.50

Total From Investment Operations	1.26	2.21	1.20		0.97		1.64
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.23)	(0.15)	(0.13)		(0.12)		(0.09)
Distributions from Realized Gains	(0.60)	(0.29)	(0.38)		—		—

Total Dividends and Distributions	(0.83)	(0.44)	(0.51)		(0.12)		(0.09)

Net Asset Value, End of Period	$13.56	$13.13	$11.36		$10.67		$9.82

Total Return	10.04%	19.99%	11.54%		9.97%		19.97%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$467,050	$354,854	$197,923		$97,881		$59,663
Ratio of Expenses to Average Net Assets	0.44%	0.45%	0.45%		0.44%		0.45%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		0.45	%(c)	0.45	%(c)
Ratio of Net Investment Income to Average Net Assets	1.88%	1.91%	1.77%		1.51%		1.59%
Portfolio Turnover Rate	100.3%	92.8%	181.1	%(d)	228.4%		179.1%

(a)	Calculated based on average shares outstanding during the period.

(b)	Portfolio turnover rate excludes approximately $71,356,000 of securities from the acquisition of Principal LargeCap Stock Index Fund, Inc.

(c)	Expense ratio without commission rebates.

(d)	Portfolio turnover rate excludes approximately $329,124,000 of securities from the acquisition of Principal Capital Value Fund, Inc.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004		2003
MIDCAP BLEND FUND
Institutional shares
Net Asset Value, Beginning of Period	$14.92	$13.79	$12.90		$11.28		$9.01
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.04	0.09	0.15		0.02		0.01
Net Realized and Unrealized Gain (Loss) on Investments	2.53	1.83	1.64		1.76		2.35

Total From Investment Operations	2.57	1.92	1.79		1.78		2.36
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.08)	(0.08)	(0.03)		(0.11)		(0.04)
Distributions from Realized Gains	(1.42)	(0.71)	(0.87)		(0.05)		—
Tax Return of Capital Distribution	—	—	—		—		(0.05)

Total Dividends and Distributions	(1.50)	(0.79)	(0.90)		(0.16)		(0.09)

Net Asset Value, End of Period	$15.99	$14.92	$13.79		$12.90		$11.28

Total Return	18.64%	14.43%	14.42%		15.89%		26.42%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,378	$13	$12		$11		$697
Ratio of Expenses to Average Net Assets	0.64%	0.64%	0.65%		0.64%		0.65%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		0.65	%(b)	0.65	%(b)
Ratio of Net Investment Income to Average Net Assets	0.23%	0.65%	1.15%		1.71%		0.69%
Portfolio Turnover Rate	30.6%	43.4%	133.8	%(c)	60.8	%(d)	35.3	%(e)

	2007	2006	2005	2004		2003
MIDCAP GROWTH FUND
Institutional shares
Net Asset Value, Beginning of Period	$6.68	$6.24	$5.37	$5.21		$4.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	—	(0.01)	(0.01)	(0.01)		(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	2.19	0.45	0.88	0.17		1.23

Total From Investment Operations	2.19	0.44	0.87	0.16		1.21

Net Asset Value, End of Period	$8.87	$6.68	$6.24	$5.37		$5.21

Total Return	32.78%	7.05%	16.20%	3.07%		30.25%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$9,799	$3,945	$11	$5,937		$5,861
Ratio of Expenses to Average Net Assets	0.65%	0.65%	0.65%	0.65%		0.65%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	0.65	%(b)	0.65	%(b)
Ratio of Net Investment Income to Average Net Assets	(0.05)%	(0.18)%	(0.18)%	(0.13)%		(0.39)%
Portfolio Turnover Rate	153.9%	146.1%	233.8%	324.2%		290.7%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without commission rebates.

(c)	Portfolio turnover rate excludes approximately $574,898,000 of securities from the acquisition of Principal MidCap Fund, Inc.

(d)	Portfolio turnover rate excludes approximately $3,858,000 from portfolio realignment from the acquisition of Partners MidCap Blend Fund.

(e)	Portfolio turnover rate excludes approximately $6,912,000 of securities from the acquisition of Partners MidCap Blend Fund and $2,567,000 from portfolio realignment.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
MIDCAP S&P 400 INDEX FUND
Institutional shares
Net Asset Value, Beginning of Period	$14.59	$13.54	$11.90	$1 0.95	$8.48
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.20	0.17	0.14	0.12	0.09
Net Realized and Unrealized Gain (Loss) on Investments	2.18	1.57	1.88	1.05	2.45

Total From Investment Operations	2.38	1.74	2.02	1.17	2.54
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.19)	(0.14)	(0.05)	(0.10)	(0.07)
Distributions from Realized Gains	(0.47)	(0.55)	(0.33)	(0.12)	—

Total Dividends and Distributions	(0.66)	(0.69)	(0.38)	(0.22)	(0.07)

Net Asset Value, End of Period	$16.31	$14.59	$13.54	$11.90	$10.95

Total Return	16.87%	13.27%	17.25%	10.74%	30.23%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$32,135	$12,591	$1,305	$12	$11
Ratio of Expenses to Average Net Assets	0.15%	0.15%	0.15%	0.15%	0.15%
Ratio of Net Investment Income to Average Net Assets	1.29%	1.22%	1.05%	1.01%	1.03%
Portfolio Turnover Rate	36.1%	31.7%	52.1%	55.9%	41.4%

	2007	2006	2005	2004	2003
MIDCAP STOCK FUND
Institutional shares
Net Asset Value, Beginning of Period	$21.14	$19.47	$17.26	$1 5.50	$12.51
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.23	0.17	0.30	0.08	0.06
Net Realized and Unrealized Gain (Loss) on Investments	0.63	3.04	2.59	1.78	2.97

Total From Investment Operations	0.86	3.21	2.89	1.86	3.03
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.16)	(0.31)	(0.08)	(0.06)	(0.04)
Distributions from Realized Gains	(0.97)	(1.23)	(0.60)	(0.04)	—

Total Dividends and Distributions	(1.13)	(1.54)	(0.68)	(0.10)	(0.04)

Net Asset Value, End of Period	$20.87	$21.14	$19.47	$17.26	$15.50

Total Return	4.01%	17.41%	17.11%	12.02%	24.27%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$560,661	$725,604	$766,698	$616,052	$369,772
Ratio of Expenses to Average Net Assets	0.76%	0.78%	0.80%	0.80%	0.81%
Ratio of Gross Expenses to Average Net Assets(b)	—%	0.78%	0.80%	0.80%	0.81%
Ratio of Net Investment Income to Average Net Assets	1.04%	0.84%	1.64%	0.45%	0.42%
Portfolio Turnover Rate	25.8%	22.0%	28.0%	23.0%	28.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without custodian credits.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004		2003
MIDCAP VALUE FUND
Institutional shares
Net Asset Value, Beginning of Period	$14.79	$14.79	$12.92		$11.77		$9.73
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.17	0.20	0.19		0.13		0.08
Net Realized and Unrealized Gain (Loss) on Investments	1.25	2.03	2.53		1.15		2.07

Total From Investment Operations	1.42	2.23	2.72		1.28		2.15
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.18)	(0.15)	(0.03)		(0.13)		(0.11)
Distributions from Realized Gains	(0.82)	(2.08)	(0.82)		—		—

Total Dividends and Distributions	(1.00)	(2.23)	(0.85)		(0.13)		(0.11)

Net Asset Value, End of Period	$15.21	$14.79	$14.79		$12.92		$11.77

Total Return
Ratio/Supplemental Data:	9.97%	16.83%	22.00	%(b)	10.98%		22.33%
Net Assets, End of Period (in thousands)	$10	$5,893	$5,054		$806		$92
Ratio of Expenses to Average Net Assets	0.65%	0.65%	0.65%		0.59%		0.65%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		0.67	%(c)	0.65	%(c)
Ratio of Net Investment Income to Average Net Assets	1.18%	1.40%	1.31%		1.03%		0.86%
Portfolio Turnover Rate	99.9%	102.8%	167.8%		225.4%		186.5%

	2007	2006	2005	2004	2003
MONEY MARKET FUND
Institutional shares
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.05	0.04	0.03	0.01	0.01

Total From Investment Operations	0.05	0.04	0.03	0.01	0.01
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.05)	(0.04)	(0.03)	(0.01)	(0.01)

Total Dividends and Distributions	(0.05)	(0.04)	(0.03)	(0.01)	(0.01)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	5.09%	4.55%	2.56%	0.85%	0.89%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$216,988	$26,403	$140,592	$56,277	$23,684
Ratio of Expenses to Average Net Assets	0.39%	0.40%	0.40%	0.40%	0.40%
Ratio of Net Investment Income to Average Net Assets	4.96%	4.11%	2.67%	0.89%	0.78%

(a)	Calculated based on average shares outstanding during the period.

(b)	During 2005, the Class experienced a significant withdrawal of monies. As the remaining shareholders held relatively small positions, the total return amounts expressed herein are greater than those that would have been experienced without the withdrawal. In addition, the Class experienced a reimbursement from the Manager relating to a prior period expense adjustment. The total return amounts expressed herein are greater than those that would have been experienced without the reimburesment.

(c)	Expense ratio without commission rebates.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
MORTGAGE SECURITIES FUND
Institutional shares
Net Asset Value, Beginning of Period	$10.55	$10.53	$10.88	$10.89	$11.19
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.51 (a)	0.49	0.45 (a)	0.44 (a)	0.44 (a)
Net Realized and Unrealized Gain (Loss) on Investments	0.01	0.05	(0.30)	0.05	(0.19)

Total From Investment Operations	0.52	0.54	0.15	0.49	0.25
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.53)	(0.52)	(0.50)	(0.50)	(0.55)

Total Dividends and Distributions	(0.53)	(0.52)	(0.50)	(0.50)	(0.55)

Net Asset Value, End of Period	$10.54	$10.55	$10.53	$10.88	$10.89

Total Return	4.98%	5.25%	1.41%	4.65%	2.32%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,497,302	$1,521,330	$1,642,617	$1,260,104	$658,676
Ratio of Expenses to Average Net Assets	0.50%	0.52%	0.54%	0.55%	0.57%
Ratio of Gross Expenses to Average Net Assets(b)	—%	0.52%	0.54%	0.55%	0.57%
Ratio of Net Investment Income to Average Net Assets	4.86%	4.64%	4.22%	4.02%	3.95%
Portfolio Turnover Rate	13.6%	13.0%	34.0%	30.0%	62.0%

	2007	2006	2005(c)
PARTNERS GLOBAL EQUITY FUND
Institutional shares
Net Asset Value, Beginning of Period	$12.16	$10.25	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.12	0.12	0.07
Net Realized and Unrealized Gain (Loss) on Investments	1.85	1.86	0.18

Total From Investment Operations	1.97	1.98	0.25
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.08)	(0.07)	—
Distributions from Realized Gains	(0.38)	—	—

Total Dividends and Distributions	(0.46)	(0.07)	—

Net Asset Value, End of Period	$13.67	$12.16	$10.25

Total Return	16.71%	19.39%	2.50	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$27,151	$20,145	$11,184
Ratio of Expenses to Average Net Assets	0.95%	0.95%	0.95	%(e)
Ratio of Net Investment Income to Average Net Assets	0.93%	1.02%	1.10	%(e)
Portfolio Turnover Rate	71.0%	61.2%	37.1	%(e)

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without custodian credits.

(c)	Period from March 1, 2005, date operations commenced, through October 31, 2005.

(d)	Total return amounts have not been annualized.

(e)	Computed on an annualized basis.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004(a)
PARTNERS INTERNATIONAL FUND
Institutional shares
Net Asset Value, Beginning of Period	$15.46	$12.74	$10.89	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.24	0.18	0.17	0.06
Net Realized and Unrealized Gain (Loss) on Investments	4.09	3.05	1.82	0.83

Total From Investment Operations	4.33	3.23	1.99	0.89
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.17)	(0.10)	(0.05)	—
Distributions from Realized Gains	(0.92)	(0.41)	(0.09)	—

Total Dividends and Distributions	(1.09)	(0.51)	(0.14)	—

Net Asset Value, End of Period	$18.70	$15.46	$12.74	$10.89

Total Return	29.66%	26.22%	18.33%	8.90	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,903,137	$874,559	$537,573	$193,488
Ratio of Expenses to Average Net Assets	1.08%	1.09%	1.10%	1.09	%(d)
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.10	%(d),(e)
Ratio of Net Investment Income to Average Net Assets	1.44%	1.26%	1.31%	0.63	%(d)
Portfolio Turnover Rate	91.1%	66.1%	60.1%	78.8	%(d)

	2007	2006	2005		2004		2003
PARTNERS LARGECAP BLEND FUND
Institutional shares
Net Asset Value, Beginning of Period	$11.43	$10.37	$10.14		$9.40		$8.17
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.11	0.12	0.12		0.08		0.10
Net Realized and Unrealized Gain (Loss) on Investments	1.62	1.47	0.78		0.75		1.17

Total From Investment Operations	1.73	1.59	0.90		0.83		1.27
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.12)	(0.09)	(0.10)		(0.09)		(0.04)
Distributions from Realized Gains	(0.57)	(0.44)	(0.57)		—		—

Total Dividends and Distributions	(0.69)	(0.53)	(0.67)		(0.09)		(0.04)

Net Asset Value, End of Period	$12.47	$11.43	$10.37		$1 0.14		$9.40

Total Return	15.83%	15.84%	9.03%		8.84%		15.68%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$706,735	$627,235	$557,357		$464,035		$289,273
Ratio of Expenses to Average Net Assets	0.74%	0.74%	0.75%		0.72%		0.74%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		0.75	%(e)	0.75	%(e)
Ratio of Net Investment Income to Average Net Assets	0.98%	1.11%	1.21%		0.85%		1.13%
Portfolio Turnover Rate	53.2%	52.1%	51.8	%(f)	93.9%		41.7%

(a)	Period from December 29, 2003, date operations commenced, through October 31, 2004.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return amounts have not been annualized.

(d)	Computed on an annualized basis.

(e)	Expense ratio without commission rebates.

(f)	Portfolio turnover rate excludes approximately $72,822,000 of securities from the acquisition of Principal Partners LargeCap Blend Fund, Inc. and $136,000 from portfolio realignment.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004		2003
PARTNERS LARGECAP BLEND FUND I
Institutional shares
Net Asset Value, Beginning of Period	$9.48	$8.38	$7.72		$7.13		$6.03
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.13	0.06	0.13		0.08		0.08
Net Realized and Unrealized Gain (Loss) on Investments	1.06	1.16	0.63		0.59		1.09

Total From Investment Operations	1.19	1.22	0.76		0.67		1.17
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.07)	(0.09)	(0.06)		(0.08)		(0.07)
Distributions from Realized Gains	—	(0.03)	(0.04)		—		—

Total Dividends and Distributions	(0.07)	(0.12)	(0.10)		(0.08)		(0.07)

Net Asset Value, End of Period	$10.60	$9.48	$8.38		$7.72		$7.13

Total Return	12.61%	14.67%	9.86%		9.42%		19.52%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$670,138	$95,233	$9		$9		$8
Ratio of Expenses to Average Net Assets	0.44%	0.45%	0.45%		0.45%		0.44%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		0.45	%(b)	0.45	%(b)
Ratio of Net Investment Income to Average Net Assets	1.28%	0.65%	1.58%		1.10%		1.21%
Portfolio Turnover Rate	106.2%	65.1%	148.8	%(c)	76.5%		82.9%

	2007	2006	2005		2004		2003
PARTNERS LARGECAP GROWTH FUND I
Institutional shares
Net Asset Value, Beginning of Period	$8.36	$8.11	$7.28		$7.00		$6.09
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.02	0.04	0.04		0.02		0.02
Net Realized and Unrealized Gain (Loss) on Investments	1.62	0.52	0.83		0.28		0.90

Total From Investment Operations	1.64	0.56	0.87		0.30		0.92
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.04)	—	(0.04)		(0.02)		(0.01)
Distributions from Realized Gains	(0.37)	(0.31)	—		—		—

Total Dividends and Distributions	(0.41)	(0.31)	(0.04)		(0.02)		(0.01)

Net Asset Value, End of Period	$9.59	$8.36	$8.11		$7.28		$7.00

Total Return	20.38%	6.86%	11.98%		4.28%		15.14%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,668,453	$926,591	$775,660		$625,707		$513,520
Ratio of Expenses to Average Net Assets	0.73%	0.74%	0.74%		0.68%		0.75%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		0.75	%(b)	0.75	%(b)
Ratio of Net Investment Income to Average Net Assets	0.26%	0.52%	0.48%		0.23%		0.39%
Portfolio Turnover Rate	47.7%	58.5%	66.5	%(d)	157.8%		130.9%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without commission rebates.

(c)	Portfolio turnover rate excludes approximately $149,848,000 of securities from the acquisition of Principal Partners Blue Chip Fund, Inc. and $268,000 from portfolio realignment.

(d)	Portfolio turnover rate excludes approximately $62,466,000 of securities from the acquisition of Principal Partners Equity Growth Fund, Inc.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007		2006	2005	2004	2003
PARTNERS LARGECAP GROWTH FUND II
Institutional shares
Net Asset Value, Beginning of Period	$8.99		$8.17	$7.76	$7.30	$6.19
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.02		0.01	0.01	(0.01)	—
Net Realized and Unrealized Gain (Loss) on Investments	1.78		0.91	0.56	0.47	1.11

Total From Investment Operations	1.80		0.92	0.57	0.46	1.11
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.01)		(0.01)	(0.03)	—	—
Distributions from Realized Gains	(0.73)		(0.09)	(0.13)	—	—

Total Dividends and Distributions	(0.74)		(0.10)	(0.16)	—	—

Net Asset Value, End of Period	$10.05		$8.99	$8.17	$7.76	$7.30

Total Return	21.56%		11.30%	7.31%	6.30%	17.93%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$750,044		$766,512	$715,195	$170,809	$56,784
Ratio of Expenses to Average Net Assets	0.99%		0.99%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets	0.19%		0.11%	0.12%	(0.10)%	(0.05)%
Portfolio Turnover Rate	138.3	%(b)	143.4%	95.2%	124.7%	193.9%

	2007	2006	2005		2004	2003
PARTNERS LARGECAP VALUE FUND
Institutional shares
Net Asset Value, Beginning of Period	$15.61	$13.54	$12.67		$11.42	$9.39
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.29	0.25	0.21		0.18	0.18
Net Realized and Unrealized Gain (Loss) on Investments	0.97	2.51	0.94		1.24	1.95

Total From Investment Operations	1.26	2.76	1.15		1.42	2.13
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.25)	(0.18)	(0.18)		(0.17)	(0.10)
Distributions from Realized Gains	(0.71)	(0.51)	(0.10)		—	—

Total Dividends and Distributions	(0.96)	(0.69)	(0.28)		(0.17)	(0.10)

Net Asset Value, End of Period	$15.91	$15.61	$13.54		$12.67	$11.42

Total Return	8.33%	21.18%	9.14%		12.56%	22.86%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,156,908	$2,028,156	$1,397,435		$1,170,226	$964,633
Ratio of Expenses to Average Net Assets	0.76%	0.77%	0.78%		0.78%	0.77%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		0.80%(c)	0.80	%(c)
Ratio of Net Investment Income to Average Net Assets	1.82%	1.73%	1.58%		1.50%	1.79%
Portfolio Turnover Rate	29.2%	20.7%	28.1	%(d)	26.4%	16.2%

(a)	Calculated based on average shares outstanding during the period.

(b)	Portfolio turnover rate excludes portfolio realignment from the acquisition of Partners LargeCap Growth Fund. (c) Expense ratio without commission rebates.

(d)	Portfolio turnover rate excludes approximately $72,312,000 of securities from the acquisition of Principal Partners LargeCap Value Fund, Inc. and $331,000 from portfolio realignment.

Financial Highlights
Principal Investors Fund , Inc .
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004(a)
PARTNERS LARGECAP VALUE FUND I
Institutional shares
Net Asset Value, Beginning of Period	$13.77	$11.80	$10.53	$10 .00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.20	0.16	0.14	0.05
Net Realized and Unrealized Gain (Loss) on Investments	1.46	2.04	1.17	0.48

Total From Investment Operations	1.66	2 .20	1.31	0.53
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.13)	(0.10)	(0.04)	—
Distributions from Realized Gains	(0.28)	(0.13)	—	—

Total Dividends and Distributions	(0.41)	(0.23)	(0.04)	—

Net Asset Value, End of Period	$15.02	$13.77	$11.80	$10.53

Total Return	12.33%	18.85%	12.49%	5.30	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,003,450	$563,868	$287,911	$5,225
Ratio of Expenses to Average Net Assets	0.79%	0.80%	0.80%	0.80	%(d)
Ratio of Net Investment Income to Average Net Assets	1.37%	1.29%	1.26%	1.22	%(d)
Portfolio Turnover Rate	35.8%	41.3%	58.9%	32.7	%(d)

	2007	2006	2005(e)
PARTNERS LARGECAP VALUE FUND II
Institutional shares
Net Asset Value, Beginning of Period	$11.71	$10.14	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.21	0.18	0.12
Net Realized and Unrealized Gain (Loss) on Investments	0.94	1.62	0.02

Total From Investment Operations	1.15	1.80	0.14
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.18)	(0.11)	—
Distributions from Realized Gains	(0.17)	(0.12)	—

Total Dividends and Distributions	(0.35)	(0.23)	—

Net Asset Value, End of Period	$12.51	$11.71	$10.14

Total Return	9.98%	18.08%	1.40	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$234,534	$242,210	$196,340
Ratio of Expenses to Average Net Assets	0.85%	0.85%	0.85	%(d)
Ratio of Net Investment Income to Average Net Assets	1.72%	1.72%	1.46	%(d)
Portfolio Turnover Rate	19.4%	14.8%	19.8	%(d)

(a)	Period from June 1, 2004, date operations commenced, through October 31, 2004.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return amounts have not been annualized.

(d)	Computed on an annualized basis.

(e)	Period from December 29, 2004, date operations commenced, through October 31, 2005.

Financial Highlights
Principal Investors Fund , Inc .
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004		2003
PARTNERS MIDCAP GROWTH FUND
Institutional shares
Net Asset Value, Beginning of Period	$9.56	$8.80	$7.45		$7 .20		$5.10
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.04)	(0.02)	(0.06)		(0.04)		(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	2.97	0.85	1.41		0.29		2.14

Total From Investment Operations	2.93	0.83	1.35		0.25		2.10
Less Dividends and Distributions:
Distributions from Realized Gains	(0.28)	(0.07)	—		—		—

Total Dividends and Distributions	(0.28)	(0.07)	—		—		—

Net Asset Value, End of Period	$12.21	$9.56	$8.80		$7.45		$7.20

Total Return	31.39%	9.41%	18.12%		3.47%		41.18%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$536,957	$324,293	$275,439		$9		$8
Ratio of Expenses to Average Net Assets	1.00%	1.00%	1.00%		0.89%		0.99%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.00	%(b)	1.00	%(b)
Ratio of Net Investment Income to Average Net Assets	(0.42)%	(0.22)%	(0.65)%		(0.60)%		(0.76)%
Portfolio Turnover Rate	144.9%	145.8%	185.7	%(c)	163.7%		163.3%

	2007	2006	2005	2004(d)
PARTNERS MIDCAP GROWTH FUND I
Institutional shares
Net Asset Value, Beginning of Period	$12.80	$11.90	$10.18	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	—	—	(0.03)	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	2.13	1.62	1.75	0.22

Total From Investment Operations	2.13	1.62	1.72	0.18
Less Dividends and Distributions:
Distributions from Realized Gains	(1.59)	(0.72)	—	—

Total Dividends and Distributions	(1.59)	(0.72)	—	—

Net Asset Value, End of Period	$13.34	$12.80	$11.90	$10.18

Total Return	18.18%	13.97%	16.90%	1.80	%(e)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$311,595	$249,162	$250,351	$128,884
Ratio of Expenses to Average Net Assets	1.00%	1.00%	1.00%	0.98	%(f)
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.00	%(b),(f)
Ratio of Net Investment Income to Average Net Assets	0.02%	0.01%	(0.30)%	(0.49	)%(f)
Portfolio Turnover Rate	120.6%	133.4%	84.5%	91.1	%(f)

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without commission rebates.

(c)	Portfolio turnover rate excludes approximately $34,689,000 of securities from the acquisition of Principal Partners MidCap Growth Fund, Inc. and $23,000 from portfolio realignment.

(d)	Period from December 29, 2003, date operations commenced, through October 31, 2004.

(e)	Total return amounts have not been annualized.

(f)	Computed on an annualized basis.

Financial Highlights
Principal Investors Fund , Inc .
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(a)
PARTNERS MIDCAP GROWTH FUND II
Institutional shares
Net Asset Value, Beginning of Period	$11.90	$10.80	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.04)	(0.02)	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	1.32	1.16	0.83

Total From Investment Operations	1.28	1.14	0.80
Less Dividends and Distributions:
Distributions from Realized Gains	(1.19)	(0.04)	—

Total Dividends and Distributions	(1.19)	(0.04)	—

Net Asset Value, End of Period	$11.99	$11.90	$10.80

Total Return	11.20%	10.60%	8.00	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$540,371	$538,894	$445,559
Ratio of Expenses to Average Net Assets	1.00%	1.00%	1.00	%(d)
Ratio of Net Investment Income to Average Net Assets	(0.34)%	(0.14)%	(0.29	)%(d)
Portfolio Turnover Rate	194.8%	160.5%	126.4	%(d)

	2007	2006	2005	2004		2003
PARTNERS MIDCAP VALUE FUND
Institutional shares
Net Asset Value, Beginning of Period	$16.05	$15.12	$13.92	$12.04		$9.34
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.13	0.11	0.03	0.02		0.01
Net Realized and Unrealized Gain (Loss) on Investments	1.23	2.19	2.15	2.03		2.69

Total From Investment Operations	1.36	2.30	2.18	2.05		2.70
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.12)	(0.04)	—	(0.01)		—
Distributions from Realized Gains	(1.29)	(1.33)	(0.98)	(0.16)		—

Total Dividends and Distributions	(1.41)	(1.37)	(0.98)	(0.17)		—

Net Asset Value, End of Period	$16.00	$16.05	$15.12	$13.92		$12.04

Total Return	8.75%	16.01%	16.18%	17.15%		28.91%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$491,544	$466,928	$390,104	$215,174		$78,679
Ratio of Expenses to Average Net Assets	0.99%	1.00%	1.00%	0.97%		0.98%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.00	%(e)	1.00	%(e)
Ratio of Net Investment Income to Average Net Assets	0.82%	0.73%	0.23%	0.19%		0.07%
Portfolio Turnover Rate	147.3%	151.4%	87.9%	49.9%		49.7%

(a)	Period from December 29, 2004, date operations commenced, through October 31, 2005.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return amounts have not been annualized.

(d)	Computed on an annualized basis.

(e)	Expense ratio without commission rebates.

Financial Highlights
Principal Investors Fund , Inc .
Selected data for a share of Capital Stock outstanding throughout each year ended October 31(except as noted):

	2007	2006	2005	2004(a)
PARTNERS MIDCAP VALUE FUND I
Institutional shares
Net Asset Value, Beginning of Period	$14.22	$13.34	$11.46	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.11	0.09	0.06	0.05
Net Realized and Unrealized Gain (Loss) on Investments	1.40	1.96	2.00	1.41

Total From Investment Operations	1.51	2.05	2.06	1.46
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.09)	(0.05)	(0.05)	—
Distributions from Realized Gains	(0.68)	(1.12)	(0.13)	—

Total Dividends and Distributions	(0.77)	(1.17)	(0.18)	—

Net Asset Value, End of Period	$14.96	$14.22	$13.34	$11.46

Total Return	10.95%	16.44%	18.16%	14.60	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$942,226	$729,727	$515,611	$302,583
Ratio of Expenses to Average Net Assets	0.99%	1.00%	1.00%	1.00	%(d)
Ratio of Net Investment Income to Average Net Assets	0.77%	0.68%	0.49%	0.57	%(d)
Portfolio Turnover Rate	81.8%	52.4%	59 .4%	66 .0	%(d)

	2007	2006	2005	2004		2003 (e)
PARTNERS SMALLCAP BLEND FUND
Institutional shares
Net Asset Value, Beginning of Period	$16.86	$16.54	$14.95	$13.62		$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	—	0.01	—	0.07		—
Net Realized and Unrealized Gain (Loss) on Investments	1.43	1.47	1.87	2.07		3.62

Total From Investment Operations	1.43	1.48	1.87	2.14		3.62
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.01)	(0.01)	(0.03)	—		—
Distributions from Realized Gains	(1.70)	(1.15)	(0.25)	(0.81)		—

Total Dividends and Distributions	(1.71)	(1.16)	(0.28)	(0.81)		—

Net Asset Value, End of Period	$16.58	$16.86	$16.54	$14 .95		$13.62

Total Return	8 .94%	9.14%	12.59%	16.50%		36.20	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$171,101	$220,551	$235,767	$159,678		$4,868
Ratio of Expenses to Average Net Assets	1.00%	1.00%	1.00%	0.94%		0.97	% (d)
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.00	%(f)	1.00	%(d),(f)
Ratio of Net Investment Income to Average Net Assets	(0.02)%	0.08%	0.01%	0.53%		(0.04	)%(d)
Portfolio Turnover Rate	100.1%	109 .8%	110.2%	117.5%		111.5	%(d)

(a)	Period from December 29, 2003, date operations commenced, through October 31, 2004.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return amounts have not been annualized.

(d)	Computed on an annualized basis.

(e)	Period from December 30, 2002, date operations commenced, through October 31, 2003.

(f)	Expense ratio without commission rebates.

Financial Highlights
Principal Investors Fund , Inc .
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004		2003
PARTNERS SMALLCAP GROWTH FUND I
Institutional shares
Net Asset Value, Beginning of Period	$9.55	$8.59	$7.78	$7.10		$5.12
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.07)	(0.08)	(0.07)	(0.07)		(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	2.74	1.04	0.88	0.75		2.03

Total From Investment Operations	2.67	0.96	0.81	0.68		1.98
Less Dividends and Distributions:
Distributions from Realized Gains	(0.40)	—	—	—		—

Total Dividends and Distributions	(0.40)	—	—	—		—

Net Asset Value, End of Period	$11.82	$9.55	$8.59	$7.78		$7.10

Total Return	28.90%	11.18%	10.41%	9.58%		38.67%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$173,460	$95,185	$122,265	$71,754		$60,637
Ratio of Expenses to Average Net Assets	1.10%	1.10%	1.10%	1.10%		1.09%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.10	%(b)	1.10	%(b)
Ratio of Net Investment Income to Average Net Assets	(0.63)%	(0.82)%	(0.85)%	(0.92)%		(0.89)%
Portfolio Turnover Rate	85.0%	100.3%	91.5%	94.6%		333.6%

	2007	2006	2005	2004		2003
PARTNERS SMALLCAP GROWTH FUND II
Institutional shares
Net Asset Value, Beginning of Period	$9.54	$8.88	$8.08	$7.88		$5.72
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.05)	(0.06)	(0.06)	(0.05)		(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	1.60	1.20	1.08	0.29		2.20

Total From Investment Operations	1.55	1.14	1.02	0.24		2.16
Less Dividends and Distributions:
Distributions from Realized Gains	(0.70)	(0.48)	(0.22)	(0.04)		—

Total Dividends and Distributions	(0.70)	(0.48)	(0.22)	(0.04)		—

Net Asset Value, End of Period	$10.39	$9.54	$8.88	$8.08		$7.88

Total Return	17.22%	13.13%	12.73%	3.11%		37.76%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$577,388	$524,636	$387,864	$264,397		$162,128
Ratio of Expenses to Average Net Assets	1.00%	1.00%	1.00%	0.96%		0.95%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.00	%(b)	1.00	%(b)
Ratio of Net Investment Income to Average Net Assets	(0.54)%	(0.62)%	(0.72)%	(0.66)%		(0.57)%
Portfolio Turnover Rate	62.9%	80.7%	53.4% (c)	69.4%		115.9%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without commission rebates.

(c)	Portfolio turnover rate excludes approximately $21,459,000 of securities from the acquisition of Principal Partners SmallCap Growth Fund, Inc. and $84,000 from portfolio realignment.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004(a)
PARTNERS SMALLCAP GROWTH FUND III
Institutional shares
Net Asset Value, Beginning of Period	$12.73	$10.99	$9.62	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.08)	(0.07)	(0.09)	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	2.07	2.33	1.46	(0.35)

Total From Investment Operations	1.99	2.26	1.37	(0.38)
Less Dividends and Distributions:
Distributions from Realized Gains	(1.21)	(0.52)	—	—

Total Dividends and Distributions	(1.21)	(0.52)	—	—

Net Asset Value, End of Period	$13.51	$12.73	$10.99	$9.62

Total Return	16.86%	21.12%	14.24%	(3.80	)%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$353,376	$233,207	$130,356	$4,770
Ratio of Expenses to Average Net Assets	1.10%	1.10%	1.10%	0.98	%(d)
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.10	%(d),(e)
Ratio of Net Investment Income to Average Net Assets	(0.66)%	(0.59)%	(0.82)%	(0.68	)%(d)
Portfolio Turnover Rate	142.8%	88.3%	84.0%	51.3	%(d)

	2007	2006	2005	2004		2003
PARTNERS SMALLCAP VALUE FUND
Institutional shares
Net Asset Value, Beginning of Period	$18.14	$17.22	$15.03	$13.21		$9.60
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.03	—	0.02	0.01		—
Net Realized and Unrealized Gain (Loss) on Investments	0.78	2.24	2.17	1.81		3.70

Total From Investment Operations	0.81	2.24	2.19	1.82		3.70
Less Dividends and Distributions:
Dividends from Net Investment Income	—	—	—	—		—
Distributions from Realized Gains	(3.26)	(1.32)	—	—		(0.09)

Total Dividends and Distributions	(3.26)	(1.32)	—	—		(0.09)

Net Asset Value, End of Period	$15.69	$18.14	$17.22	$15.03		$13.21

Total Return	4.61%	13.65%	14.60%	13.79%		38.87%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$162,045	$237,056	$287,753	$231,413		$174,262
Ratio of Expenses to Average Net Assets	1.00%	1.00%	1.00%	0.97%		1.00%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.00	%(e)	—%
Ratio of Net Investment Income to Average Net Assets	0.18%	0.00%	0.09%	0.07%		(0.04)%
Portfolio Turnover Rate	36.6%	36.2%	51.3%	26.3%		44.1%

(a)	Period from June 1, 2004, date operations commenced, through October 31, 2004.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return amounts have not been annualized.

(d)	Computed on an annualized basis.

(e)	Expense ratio without commission rebates.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004		2003(a)
PARTNERS SMALLCAP VALUE FUND I
Institutional shares
Net Asset Value, Beginning of Period	$18.99	$17.37	$15.95	$13.99		$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.11	0.10	0.09	0.05		0.08
Net Realized and Unrealized Gain (Loss) on Investments	0.46	2.90	2.26	2.57		3.91

Total From Investment Operations	0.57	3.00	2.35	2.62		3.99
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.09)	(0.07)	(0.03)	(0.06)		—
Distributions from Realized Gains	(1.05)	(1.31)	(0.90)	(0.60)		—

Total Dividends and Distributions	(1.14)	(1.38)	(0.93)	(0.66)		—

Net Asset Value, End of Period	$18.42	$18.99	$17.37	$15.95		$13.99

Total Return	2.97%	18.31%	15.04%	19.39%		39.90	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$394,734	$357,882	$202,697	$104,765		$51,198
Ratio of Expenses to Average Net Assets	1.00%	1.00%	1.00%	1.00%		1.00	%(d)
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.00	%(e)	1.00	%(d),(e)
Ratio of Net Investment Income to Average Net Assets	0.60%	0.57%	0.52%	0.32%		0.73	%(d)
Portfolio Turnover Rate	63.2%	60.4%	43.1%	46.7%		67.2	%(d)

	2007	2006	2005	2004(f)
PARTNERS SMALLCAP VALUE FUND II
Institutional shares
Net Asset Value, Beginning of Period	$13.98	$12.12	$10.35	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.04	0.06	—	—
Net Realized and Unrealized Gain (Loss) on Investments	0.42	2.36	1.81	0.35

Total From Investment Operations	0.46	2.42	1.81	0.35
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.07)	—	—	—
Distributions from Realized Gains	(1.30)	(0.56)	(0.04)	—

Total Dividends and Distributions	(1.37)	(0.56)	(0.04)	—

Net Asset Value, End of Period	$13.07	$13.98	$12.12	$10.35

Total Return	3.28%	20.61%	17.55%	3.50	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$343,408	$359,928	$293,375	$20,666
Ratio of Expenses to Average Net Assets	1.00%	1.00%	1.00%	1.00	%(d)
Ratio of Net Investment Income to Average Net Assets	0.27%	0.49%	(0.03)%	0.00	%(d)
Portfolio Turnover Rate	58.7%	40.4%	50.8%	4.8	%(d)

(a)	Period from December 30, 2002, date operations commenced, through October 31, 2003.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return amounts have not been annualized.

(d)	Computed on an annualized basis.

(e)	Expense ratio without commission rebates.

(f)	Period from June 1 , 2004, date operations commenced, through October 31 , 2004 .

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
PREFERRED SECURITIES FUND
Institutional shares
Net Asset Value, Beginning of Period	$10.73	$10.58	$11.34	$11.21	$10.30
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.61	0.61	0.62	0.65	0.61
Net Realized and Unrealized Gain (Loss) on Investments	(0.63)	0.09	(0.39)	(0.07)	0.40

Total From Investment Operations	(0.02)	0.70	0.23	0.58	1.01
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.64)	(0.55)	(0.99)	(0.45)	(0.10)

Total Dividends and Distributions	(0.64)	(0.55)	(0.99)	(0.45)	(0.10)

Net Asset Value, End of Period	$10.07	$10.73	$10.58	$11.34	$11.21

Total Return	(0.26)%	6.88%	2.07%	5.32%	9.84%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$712,347	$580,507	$330,862	$202,386	$121,828
Ratio of Expenses to Average Net Assets	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of Net Investment Income to Average Net Assets	5.80%	5.77%	5.68%	5.83%	5.68%
Portfolio Turnover Rate	33.9%	22.4%	17.8%	14.0%	31.1%

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2010 FUND
Institutional shares
Net Asset Value, Beginning of Period	$13.27	$12.15	$11.61	$10.63	$9.40
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.42	0.41	0.36	0.20	0.14
Net Realized and Unrealized Gain (Loss) on Investments	1.01	1.09	0.53	0.95	1.25

Total From Investment Operations	1.43	1.50	0.89	1.15	1.39
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.42)	(0.30)	(0.25)	(0.17)	(0.16)
Distributions from Realized Gains	(0.07)	(0.08)	(0.10)	—	—

Total Dividends and Distributions	(0.49)	(0.38)	(0.35)	(0.17)	(0.16)

Net Asset Value, End of Period	$14.21	$13.27	$12.15	$11.61	$10.63

Total Return	11.07%	12.64%	7.78%	10.97%	15.00%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,116,351	$668,274	$408,886	$226,885	$112,143
Ratio of Expenses to Average Net Assets(b)	0.12%	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to Average Net Assets	3.13%	3.24%	3.05%	1.80%	1.41%
Portfolio Turnover Rate	14.7%	16.6%	10.2%	34.3%	47.8%

(a)	Calculated based on average shares outstanding during the period.

(b)	Does not include expenses of the investment companies in which the Fund invests.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2020 FUND
Institutional shares
Net Asset Value, Beginning of Period	$13.73	$12.32	$11.49	$10.55	$9.14
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.38	0.36	0.31	0.18	0.12
Net Realized and Unrealized Gain (Loss) on Investments	1.51	1.47	0.85	0.95	1.42

Total From Investment Operations	1.89	1.83	1.16	1.13	1.54
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.41)	(0.32)	(0.24)	(0.19)	(0.13)
Distributions from Realized Gains	(0.09)	(0.10)	(0.09)	—	—

Total Dividends and Distributions	(0.50)	(0.42)	(0.33)	(0.19)	(0.13)

Net Asset Value, End of Period	$15.12	$13.73	$12.32	$11.49	$10.55

Total Return	14.14%	15.23%	10.20%	10.85%	17.14%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,266,328	$1,243,217	$668,863	$322,168	$145,767
Ratio of Expenses to Average Net Assets(b)	0.12%	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to Average Net Assets	2.65%	2.78%	2.59%	1.63%	1.25%
Portfolio Turnover Rate	15.1%	7.4%	5.5%	27.0%	41.1%

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2030 FUND
Institutional shares
Net Asset Value, Beginning of Period	$13.62	$12.12	$11.17	$10.21	$8.77
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.32	0.31	0.26	0.15	0.09
Net Realized and Unrealized Gain (Loss) on Investments	1.81	1.62	0.98	0.96	1.48

Total From Investment Operations	2.13	1.93	1.24	1.11	1.57
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.38)	(0.31)	(0.21)	(0.15)	(0.13)
Distributions from Realized Gains	(0.10)	(0.12)	(0.08)

Total Dividends and Distributions	(0.48)	(0.43)	(0.29)	(0.15)	(0.13)

Net Asset Value, End of Period	$15.27	$13.62	$12.12	$11.17	$10.21

Total Return	16.05%	16.29%	11.29%	10.98%	18.16%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,953,928	$1,017,369	$525,906	$282,813	$147,968
Ratio of Expenses to Average Net Assets(b)	0.12%	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to Average Net Assets	2.27%	2.46%	2.19%	1.42%	0.97%
Portfolio Turnover Rate	15.5%	9.4%	4.8%	30.7%	52.4	%(c)

(a)	Calculated based on average shares outstanding during the period.

(b)	Does not include expenses of the investment companies in which the Fund invests.

(c)	Portfolio turnover rate excludes approximately $22,287,000 of securities from the acquisition of Balanced Fund and $22,287,000 from portfolio realignment.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2040 FUND
Institutional shares
Net Asset Value, Beginning of Period	$13.83	$12.24	$11.17	$10.22	$8.68
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.29	0.28	0.21	0.12	0.07
Net Realized and Unrealized Gain (Loss) on Investments	2.07	1.71	1.13	0.98	1.56

Total From Investment Operations	2.36	1.99	1.34	1.10	1.63
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.36)	(0.29)	(0.19)	(0.15)	(0.09)
Distributions from Realized Gains	(0.10)	(0.11)	(0.08)	—	—

Total Dividends and Distributions	(0.46)	(0.40)	(0.27)	(0.15)	(0.09)

Net Asset Value, End of Period	$15.73	$13.83	$12.24	$11.17	$10.22

Total Return	17.54%	16.60%	12.11%	10.84%	19.06%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,039,113	$503,092	$243,275	$108,127	$47,706
Ratio of Expenses to Average Net Assets(b)	0.12%	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to Average Net Assets	1.96%	2.17%	1.73%	1.07%	0.78%
Portfolio Turnover Rate	16.5%	13.1%	7.1%	40.0%	46.0%

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2050 FUND
Institutional shares
Net Asset Value, Beginning of Period	$13.39	$11.80	$10.66	$9.73	$8.14
Income from Investment Operations:
Net Investment Income (Operating Loss(a)	0.29	0.25	0.16	0.09	0.04
Net Realized and Unrealized Gain (Loss) on Investments	2.08	1.73	1.22	0.95	1.62

Total From Investment Operations	2.37	1.98	1.38	1.04	1.66
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.33)	(0.28)	(0.17)	(0.11)	(0.07)
Distributions from Realized Gains	(0.11)	(0.11)	(0.07)	—	—

Total Dividends and Distributions	(0.44)	(0.39)	(0.24)	(0.11)	(0.07)

Net Asset Value, End of Period	$15.32	$13.39	$11.80	$10.66	$9.73

Total Return	18.16%	17.13%	13.07%	10.77%	20.54%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$487,265	$266,710	$130,966	$58,284	$30,633
Ratio of Expenses to Average Net Assets(b)	0.12%	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to Average Net Assets	2.04%	1.95%	1.39%	0.90%	0.43%
Portfolio Turnover Rate	21.2%	15.9%	7.5%	44.9%	45.7%

(a)	Calculated based on average shares outstanding during the period.

(b)	Does not include expenses of the investment companies in which the Fund invests.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
Institutional shares
Net Asset Value, Beginning of Period	$12.73	$12.03	$11.73	$10.77	$9.72
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.55	0.47	0.41	0.22	0.16
Net Realized and Unrealized Gain (Loss) on Investments	0.16	0.69	0.26	0.94	1.04

Total From Investment Operations	0.71	1.16	0.67	1.16	1.20
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.46)	(0.34)	(0.24)	(0.20)	(0.14)
Distributions from Realized Gains	(0.06)	(0.12)	(0.13)	—	(0.01)

Total Dividends and Distributions	(0.52)	(0.46)	(0.37)	(0.20)	(0.15)

Net Asset Value, End of Period	$12.92	$12.73	$12.03	$11.73	$10.77

Total Return	5.68%	9.90%	5.79%	10.92%	12.41%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$341,609	$250,395	$182,132	$109,104	$51,310
Ratio of Expenses to Average Net Assets(b)	0.12%	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to Average Net Assets	4.33%	3.85%	3.44%	1.95%	1.50%
Portfolio Turnover Rate	25.3%	48.9%	43.8%	34.1%	43.9%

	2007		2006	2005		2004		2003
REAL ESTATE SECURITIES FUND
Institutional shares
Net Asset Value, Beginning of Period	$27.56		$20.41	$18.44		$14.56		$11.17
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.26		0.28	0.42		0.41		0.54
Net Realized and Unrealized Gain (Loss) on Investments	(0.55)		7.78	3.18		4.01		3.20

Total From Investment Operations	(0.29)		8.06	3.60		4.42		3.74
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.24)		(0.29)	(0.58)		(0.40)		(0.35)
Distributions from Realized Gains	(2.07)		(0.62)	(1.05)		(0.14)		—

Total Dividends and Distributions	(2.31)		(0.91)	(1.63)		(0.54)		(0.35)

Net Asset Value, End of Period	$24.96		$27.56	$20.41		$18.44		$14.56

Total Return	(1.48)%		40.85%	20.41%		31.21%		34.31%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,110,332		$770,259	$405,696		$253,838		$97,960
Ratio of Expenses to Average Net Assets	0.83%		0.84%	0.85%		0.85%		0.85%
Ratio of Gross Expenses to Average Net Assets	—%		—%	—%		0.85	%(c)	—%
Ratio of Net Investment Income to Average Net Assets	1.04%		1.20%	2.19%		2.53%		4.08%
Portfolio Turnover Rate	77.8	%(d)	37.8%	26.7	%(e)	67.9%		35.4%

(a)	Calculated based on average shares outstanding during the period.

(b)	Does not include expenses of the investment companies in which the Fund invests.

(c)	Expense ratio without commission rebates.

(d)	Portfolio turnover rate excludes portfolio realignment fromt the acquisition of WM REIT Fund.

(e)	Portfolio turnover rate excludes approximately $101,379,000 of securities from the acquisition of Principal Real Estate Securities Fund, Inc.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007(a)
SAM BALANCED PORTFOLIO
Institutional shares
Net Asset Value, Beginning of Period	$14.69
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.22
Net Realized and Unrealized Gain (Loss) on Investments	1.33

Total From Investment Operations	1.55
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.21)

Total Dividends and Distributions	(0.21)

Net Asset Value, End of Period	$16.03

Total Return	10.67	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,385
Ratio of Expenses to Average Net Assets(d)	0.37	%(e)
Ratio of Net Investment Income to Average Net Assets	1.82	%(e)
Portfolio Turnover Rate	14.6	%(e)

	2007(f)
SAM CONSERVATIVE BALANCED PORTFOLIO
Institutional shares
Net Asset Value, Beginning of Period	$11.17
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.26
Net Realized and Unrealized Gain (Loss) on Investments	0.68

Total From Investment Operations	0.94
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.24)

Total Dividends and Distributions	(0.24)

Net Asset Value, End of Period	$11.87

Total Return	8.52	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$730
Ratio of Expenses to Average Net Assets(d)	0.31	%(e)
Ratio of Net Investment Income to Average Net Assets	2.90	%(e)
Portfolio Turnover Rate	12.7	%(e)

(a)	Period from January 17 2007, date operations commenced, through October 31, 2007. Institutional shares incurred a net realized and unrealized gain of $.02 per share from January 10, 2007, through January 16, 2007.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return amounts have not been annualized.

(d)	Does not include expenses of the investment companies in which the Portfolio invests.

(e)	Computed on an annualized basis.

(f)	Period from January 17, 2007, date operations commenced, through October 31, 2007. Institutional shares incurred a net realized and unrealized gain of $.01 per share from January 10, 2007, through January 16, 2007.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007(a)
SAM CONSERVATIVE GROWTH PORTFOLIO
Institutional shares
Net Asset Value, Beginning of Period	$16.75
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.12
Net Realized and Unrealized Gain (Loss) on Investments	1.98

Total From Investment Operations	2.10

Net Asset Value, End of Period	$18.85

Total Return	12.54	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,459
Ratio of Expenses to Average Net Assets(d)	0.31	%(e)
Ratio of Net Investment Income to Average Net Assets	0.86	%(e)
Portfolio Turnover Rate	16.2	%(e)

	2007(f)
SAM FLEXIBLE INCOME PORTFOLIO
Institutional shares
Net Asset Value, Beginning of Period	$11.58
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.36
Net Realized and Unrealized Gain (Loss) on Investments	0.30

Total From Investment Operations	0.66
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.34)

Total Dividends and Distributions	(0.34)

Net Asset Value, End of Period	$11.90

Total Return	5.75	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$93
Ratio of Expenses to Average Net Assets(d)	0.31	%(e)
Ratio of Net Investment Income to Average Net Assets	3.90	%(e)
Portfolio Turnover Rate	9.7	%(e)

(a)	Period from January 17, 2007, date operations commenced, through October 31, 2007. Institutional shares incurred a net realized and unrealized gain of $.03 per share from January 10, 2007, through January 16, 2007.

(b)	Calculated based on average shares outstanding during the period. (c) Total return amounts have not been annualized.

(d)	Does not include expenses of the investment companies in which the Portfolio invests.

(e)	Computed on an annualized basis.

(f)	Period from January 17, 2007, date operations commenced, through October 31, 2007. Institutional shares incurred a net realized and unrealized gain of $.01 per share from January 10, 2007, through January 16, 2007.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007(a)
SAM STRATEGIC GROWTH PORTFOLIO
Institutional shares
Net Asset Value, Beginning of Period	$18.54
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.06
Net Realized and Unrealized Gain (Loss) on Investments	2.44

Total From Investment Operations	2.50

Net Asset Value, End of Period	$21.04

Total Return	13.48	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,481
Ratio of Expenses to Average Net Assets(d)	0.31	%(e)
Ratio of Net Investment Income to Average Net Assets	0.36	%(e)
Portfolio Turnover Rate	15.7	%(e)

	2007	2006	2005		2004	2003
SHORT-TERM BOND FUND
Institutional shares
Net Asset Value, Beginning of Period	$9.93	$9.97	$10.23		$10.38	$10.39
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.50	0.45	0.35		0.30	0.39
Net Realized and Unrealized Gain (Loss) on Investments	(0.12)	—	(0.23)		(0.09)	(0.02)

Total From Investment Operations	0.38	0.45	0.12		0.21	0.37
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.52)	(0.49)	(0.38)		(0.32)	(0.38)
Distributions from Realized Gains	—	—	—		(0.04)	—

Total Dividends and Distributions	(0.52)	(0.49)	(0.38)		(0.36)	(0.38)

Net Asset Value, End of Period	$9.79	$9.93	$9.97		$10.23	$10.38

Total Return	3.92%	4.61%	1.16%		2.06%	3.62%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$114,649	$62,186	$12,276		$10	$10
Ratio of Expenses to Average Net Assets	0.40%	0.60%	0.53%		0.40%	0.40%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(f)	N/A	0.40%	0.40%		N/A	N/A
Ratio of Net Investment Income to Average Net Assets	5.05%	4.53%	3.57%		2.92%	3.73%
Portfolio Turnover Rate	42.8%	49.1%	110.8	%(g)	61.5%	72.3%

(a)	Period from January 17, 2007, date operations commenced, through October 31, 2007. Institutional shares incurred a net realized and unrealized gain of $.03 per share from January 10, 2007, through January 16, 2007.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return amounts have not been annualized.

(d)	Does not include expenses of the investment companies in which the Portfolio invests.

(e)	Computed on an annualized basis.

(f)	Excludes interest expense paid on borrowings through reverse repurchase agreements. See “Operating Policies” in notes to financial statements.

(g)	Portfolio turnover rate excludes approximately $117,013,000 of securities from the acquisition of Principal Limited Term Bond Fund, Inc.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
SHORT-TERM INCOME FUND
Institutional shares
Net Asset Value, Beginning of Period	$11.60	$11.55	$11.90	$11.95	$11.70
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.29 (a)	0.45	0.45	0.40	0.45
Net Realized and Unrealized Gain (Loss) on Investments	0.16	0.05	(0.35)	(0.05)	0.30

Total From Investment Operations	0.45	0.50	0.10	0.35	0.75
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.45)	(0.45)	(0.45)	(0.40)	(0.50)

Total Dividends and Distributions	(0.45)	(0.45)	(0.45)	(0.40)	(0.50)

Net Asset Value, End of Period	$11.60	$11.60	$11.55	$11.90	$11.95

Total Return	4.68%	4.57%	0.74%	3.13%	6.55%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$168,551	$181,910	$195,607	$168,947	$129,443
Ratio of Expenses to Average Net Assets	0.51%	0.55%	0.56%	0.58%	0.59%
Ratio of Gross Expenses to Average Net Assets(b)	—%	0.55%	0.56%	0.58%	0.59%
Ratio of Net Investment Income to Average Net Assets	4.54%	3.94%	3.61%	3.48%	3.83%
Portfolio Turnover Rate	29.4%	14.0%	13.0%	14.0%	33.0%

	2007	2006	2005		2004		2003
SMALLCAP BLEND FUND
Institutional shares
Net Asset Value, Beginning of Period	$17.45	$15.97	$14.38		$13.21		$9.60
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.07	0.08	0.05		0.07		0.05
Net Realized and Unrealized Gain (Loss) on Investments	2.12	2.34	2.39		1.13		3.56

Total From Investment Operations	2.19	2.42	2.44		1.20		3.61
Less Dividends and Distributions:
Distributions from Realized Gains	(1.40)	(0.94)	(0.85)		(0.03)		—

Total Dividends and Distributions	(1.40)	(0.94)	(0.85)		(0.03)		—

Net Asset Value, End of Period	$18.24	$17.45	$15.97		$14.38		$13.21

Total Return	13.22%	15.66%	17.42%		9.09%		37.60%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$42,510	$39,492	$31,109		$15,702		$9,318
Ratio of Expenses to Average Net Assets	0.75%	0.75%	0.75%		0.75%		0.75%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		0.75	%(c)	0.75	%(c)
Ratio of Net Investment Income to Average Net Assets	0.40%	0.50%	0.34%		0.47%		0.48%
Portfolio Turnover Rate	60.9%	103.0%	137.4	%(d)	98.5%		113.2%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without custodian credits.

(c)	Expense ratio without commission rebates.

(d)	Portfolio turnover rate excludes approximately $118,621,000 of securities from the acquisition of Principal SmallCap Fund, Inc. and $60,235,000 from portfolio realignment.

Financial Highlights
Principal Investors Fund, Inc.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007		2006	2005	2004		2003
SMALLCAP GROWTH FUND
Institutional shares
Net Asset Value, Beginning of Period	$8.89		$8.22	$7.79	$7.48		$4.91
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.01)		(0.01)	0.01	(0.01)		—
Net Realized and Unrealized Gain (Loss) on Investments	1.71		1.18	0.82	0.32		2.57

Total From Investment Operations	1.70		1.17	0.83	0.31		2.57
Less Dividends and Distributions:
Distributions from Realized Gains	(0.38)		(0.50)	(0.40)	—		—

Total Dividends and Distributions	(0.38)		(0.50)	(0.40)	—		—

Net Asset Value, End of Period	$10.21		$8.89	$8.22	$7.79		$7.48

Total Return	19.82%		14.60%	10.69%	4.14%		52.34%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$307,452		$8,368	$1,502	$8		$8
Ratio of Expenses to Average Net Assets	0.75%		0.75%	0.75%	0.73%		0.75%
Ratio of Gross Expenses to Average Net Assets	—%		—%	—%	0.75	%(b)	—%
Ratio of Net Investment Income to Average Net Assets	(0.14)%		(0.08)%	0.13%	(0.12)%		(0.08)%
Portfolio Turnover Rate	70.0	%(c)	109.9%	181.7%	194.9%		270.1%

	2007	2006	2005	2004	2003
SMALLCAP S&P 600 INDEX FUND
Institutional shares
Net Asset Value, Beginning of Period	$18.58	$16.50	$14.73	$12.70	$9.59
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.18	0.15	0.14	0.13	0.08
Net Realized and Unrealized Gain (Loss) on Investments	1.85	2.44	2.05	1.95	3.07

Total From Investment Operations	2.03	2.59	2.19	2.08	3.15
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.15)	(0.13)	(0.06)	(0.05)	(0.04)
Distributions from Realized Gains	(1.09)	(0.38)	(0.36)	—	—

Total Dividends and Distributions	(1.24)	(0.51)	(0.42)	(0.05)	(0.04)

Net Asset Value, End of Period	$19.37	$18.58	$16.50	$14.73	$12.70

Total Return	11.40%	15.95%	15.00%	16.41%	33.04%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$235,208	$165,346	$99,202	$48,472	$18,585
Ratio of Expenses to Average Net Assets	0.15%	0.15%	0.15%	0.15%	0.15%
Ratio of Net Investment Income to Average Net Assets	0.96%	0.87%	0.86%	0.94%	0.74%
Portfolio Turnover Rate	62.0%	56.2%	43.2%	54.5%	44.6%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without commission rebates.

(c)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM SmallCap Growth Fund.

Financial Highlights
Principal Investors Fund, Inc.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007		2006	2005	2004		2003
SMALLCAP VALUE FUND
Institutional shares
Net Asset Value, Beginning of Period	$19.32		$17.54	$16.20	$14.68		$10.48
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.18		0.14	0.11	0.04		0.07
Net Realized and Unrealized Gain (Loss) on Investments	0.44		3.01	2.63	1.95		4.20

Total From Investment Operations	0.62		3.15	2.74	1.99		4.27
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.14)		(0.09)	—	—		(0.07)
Distributions from Realized Gains	(0.89)		(1.28)	(1.40)	(0.47)		—

Total Dividends and Distributions	(1.03)		(1.37)	(1.40)	(0.47)		(0.07)

Net Asset Value, End of Period	$18.91		$19.32	$17.54	$1 6.20		$14.68

Total Return	3.17%		18.99%	17.61%	13.86%		40.94%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$443,376		$105,863	$46,908	$20,973		$10,493
Ratio of Expenses to Average Net Assets	0.75%		0.75%	0.75%	0.75%		0.75%
Ratio of Gross Expenses to Average Net Assets	—%		—%	—%	0.75	%(b)	0.75	%(b)
Ratio of Net Investment Income to Average Net Assets	0.92%		0.79%	0.64%	0.28%		0.62%
Portfolio Turnover Rate	112.8	%(c)	97.9%	133.7%	163.5%		221.7%

	2007	2006	2005		2004		2003
ULTRA SHORT BOND FUND
Institutional shares
Net Asset Value, Beginning of Period	$10.06	$10.05	$10.00		$10.00		$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.55	0.50	0.25		0.26		0.32
Net Realized and Unrealized Gain (Loss) on Investments	(0.51)	(0.01)	0.09		(0.11)		—
Net Increase from Payments by Affiliates	—	—	—		0.11		—

Total From Investment Operations	0.04	0.49	0.34		0.26		0.32
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.55)	(0.48)	(0.29)		(0.26)		(0.32)

Total Dividends and Distributions	(0.55)	(0.48)	(0.29)		(0.26)		(0.32)

Net Asset Value, End of Period	$9.55	$10.06	$10.05		$10.00		$10.00

Total Return	0.31%	4.98%	3.40	%(d)	2.66	%(e)	3.30%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$138,500	$192,510	$13		$1,968		$1,917
Ratio of Expenses to Average Net Assets	0.40%	0.40%	0.40%		0.55%		0.60%
Ratio of Net Investment Income to Average Net Assets	5.51%	4.97%	2.52%		2.62%		3.24%
Portfolio Turnover Rate	46.5%	49.0%	54.9%		105.5%		20.7%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without commission rebates.

(c)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM SmallCap Value Fund.

(d)	During 2005, the Class experienced a significant withdrawal of monies by an affiliate. As the remaining shareholders held relatively small positions, the total return amounts expressed herein are greater than those that would have been experienced without the withdrawal.

(e)	In 2004, 1.02% of the total return for each share class consists of an increase from a payment by Principal Life Insurance Company. Excluding this payment, the total return for Institutional shares would have been 1.64%.

Financial Highlights
Principal Investors Fund, Inc.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
WEST COAST EQUITY FUND
Institutional shares
Net Asset Value, Beginning of Period	$43.56	$39.39	$35.39	$32.39	$23.83
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.46 (a)	0.32	0.39	0.17 (a)	0.13 (a)
Net Realized and Unrealized Gain (Loss) on Investments	7.20	5.07	4.37	2.87	8.43

Total From Investment Operations	7.66	5.39	4.76	3.04	8.56
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.31)	(0.25)	(0.33)	(0.04)	—
Distributions from Realized Gains	(0.99)	(0.97)	(0.43)	—	—

Total Dividends and Distributions	(1.30)	(1.22)	(0.76)	(0.04)	—

Net Asset Value, End of Period	$49.92	$43.56	$39.39	$35.39	$32.39

Total Return	17.99%	13.88%	13.55%	9.39%	35.92%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$746,996	$826,593	$621,993	$515,464	$349,363
Ratio of Expenses to Average Net Assets	0.49%	0.53%	0.58%	0.61%	0.67%
Ratio of Gross Expenses to Average Net Assets(b)	—%	0.53%	0.58%	0.61%	0.67%
Ratio of Net Investment Income to Average Net Assets	0.99%	0.76%	1.01%	0.50%	0.49%
Portfolio Turnover Rate	17.6%	15.0%	13.0%	12.0%	14.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without custodian credits.

ADDITIONAL INFORMATION

Additional information about the Fund (including the Fund’s policy regarding the disclosure of portfolio securities) is available in the Statement of Additional Information dated February 29, 2008, which is incorporated by reference into this prospectus. Additional information about the Funds’ investments is available in the Fund’s annual and semiannual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year. The Statement of Additional Information and the Fund’s annual and semiannual reports can be obtained free of charge by writing Principal Funds, P.O. Box 8024 Boston, MA 02266-8024. In addition, the Fund makes its Statement of Additional Information and annual and semiannual reports available, free of charge, on our website www.principal.com. To request this and other information about the Fund and to make shareholder inquiries, telephone 1-800-222-5852.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission’s internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

The U.S. government does not insure or guarantee an investment in any of the Funds. There can be no assurance that the Money Market Fund will be able to maintain a stable share price of $1.00 per share.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Funds federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

Principal Investors Fund, Inc. SEC File 811-07572

248 ADDITIONAL INFORMATION	Principal Investors Fund
1-800-222-5852

APPENDIX A

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Fund changes with the value of the investments held by that Fund. Many factors affect that value, and it is possible that you may lose money by investing in the Funds. Factors that may adversely affect a particular Fund as a whole are called “principal risks.” The principal risks of investing in the Funds are stated above as to each Fund in the Fund’s description. Each of these risks is summarized below. The first four risks described below - credit and counterparty risk, liquidity risk, management risk, and market risk - apply to all the Funds. The remaining risks apply to certain of the Funds as described previously. Additional information about the Funds, their investments, and the related risks is located under “Certain Investment Strategies and Related Risks” and in the Statement of Additional Information.

Risks Common to All of the Funds

Credit and Counterparty Risk
Each of the funds is subject to the risk that the issuer or guarantor of a fixed-income security or other obligation, the counterparty to a derivatives contract or repurchase agreement, or the borrower of a portfolio’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

Liquidity Risk
A fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the fund’s ability to sell particular securities or close derivative positions at an advantageous price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management Risk
Each of the funds is actively managed by its investment advisor or sub-advisor(s). The performance of a fund that is actively managed will reflect in part the ability of the advisor or sub-advisor(s) to make investment decisions that are suited to achieving the fund’s investment objective. If the advisor’s or sub-advisor(s)’ strategies do not perform as expected, a fund could underperform other mutual funds with similar investment objectives or lose money.

Market Risk
The value of a fund’s portfolio securities may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the fund’s investments are concentrated in certain sectors, its performance could be worse than the overall market. It is possible to lose money when investing in the fund.

Additional Risks Applicable to Certain Funds

Active Trading Risk
A fund that actively trades portfolio securities in an attempt to achieve its investment objective may have high portfolio turnover rates that may increase the fund’s brokerage costs, accelerate the realization of taxable gains, and adversely impact fund performance.

Derivatives Risk
Derivatives are investments whose values depend on or are derived from other securities or indexes. A fund’s use of certain derivative instruments (such as options, futures, and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

Principal Investors Fund	APPENDIX A 249
www.principal.com

Emerging Market Risk
Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.

Equity Securities Risk
Equity securities include common, preferred, and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants, and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and the price of equity securities (and their equivalents) will fluctuate. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

Eurodollar and Yankee Obligations Risk
Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that a foreign government will not let U.S. dollar-denominated assets leave the country, the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks, and adverse political or economic developments will affect investments in a foreign country.

Exchange Rate Risk
Because foreign securities are generally denominated in foreign currencies, the value of the net assets of a fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the funds are authorized to enter into certain foreign currency exchange transactions. In addition, the funds’ foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

Fixed-Income Securities Risk
Fixed-income securities are generally subject to two principal types of risks: interest rate risk and credit quality risk.

Interest Rate Risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline.

Credit Quality Risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by a fund may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest.

Foreign Securities Risk
Foreign securities carry risks that are not generally found in securities of U.S. companies. These risks include the loss of value as a result of political instability and financial and economic events in foreign countries. In addition, nationalization, expropriation or confiscatory taxation, and foreign exchange restrictions could adversely affect a fund’s investments in a foreign country. Foreign securities may be subject to less stringent reporting, accounting, and disclosure standards than are required of U.S. companies, and foreign countries may also have problems associated with and causing delays in the settlement of sales.

Geographic Concentration Risk
Funds that invest significant portions of their assets in concentrated geographic areas such as a particular state or region of the U.S. have more exposure to local or regional economic risks than funds that invest more broadly.

250 APPENDIX A	Principal Investors Fund
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Growth Stock Risk
Growth stocks typically trade at higher multiples of current earnings than other securities. Growth stocks are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. Similarly, because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks. A fund’s strategy of investing in growth stocks also carries the risk that in certain markets growth stocks will underperform value stocks.

High Yield Securities Risk
Fixed-income securities that are not investment grade are commonly referred to as high yield securities or “junk bonds.” While these securities generally provide greater income potential than investments in higher rated fixed-income securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt. High yield securities generally involve greater price volatility and may be less liquid than higher rated fixed-income securities. High yield securities are considered speculative by the major credit rating agencies.

Initial Public Offerings (“IPOs”) Risk
There are risks associated with the purchase of shares issued in IPOs by companies that have little operating history as public companies, as well as risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. A fund cannot guarantee continued access to IPO offerings and may at times dispose of IPO shares shortly after their acquisition.

Investment Company Securities Risk
Certain funds invest in securities of other investment companies. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including investment advisory fees. Investments in closed-end funds may involve the payment of substantial premiums above the value of such investment companies’ portfolio securities.

Market Segment Risk
Funds are subject to the risk that their principal market segment, such as large capitalization, mid capitalization, or small capitalization stocks, or growth or value stocks, may underperform compared to other market segments or to the equity markets as a whole. Thus:

•	MidCap: A fund’s strategy of investing in mid cap stocks carries the risk that in certain markets mid cap stocks will underperform small cap or large cap stocks.
•	LargeCap: A fund’s strategy of investing in large cap stocks carries the risk that in certain markets large cap stocks will underperform small cap or mid cap stocks.
•	SmallCap: A fund’s strategy of investing in small cap stocks carries the risk that in certain markets small cap stocks will underperform mid cap or large cap stocks.

Mid Cap Stock Risk
Medium capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management, or a limited trading market for their securities.

Municipal Securities Risk
Principal and interest payments of municipal securities may not be guaranteed by the issuing body and may be payable only from a particular source. If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and may be temporarily affected by large purchases and sales, including those of funds investing in such securities. Funds that invest in municipal securities are also subject to the risk that some or all of the interest they receive from such securities might become taxable by law or determined by the Internal Revenue Service (or the relevant state’s tax authority) to be taxable, in which event the value of such funds’ investments would likely decline.

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Non-Diversification Risk
A fund that is non-diversified may invest a high percentage of its assets in the securities of a small number of companies. This may result in more volatile performance relative to more diversified funds. The less diversified a fund’s holdings are, the more a specific stock’s poor performance is likely to affect the fund’s performance.

Portfolio Duration Risk
Portfolio duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Prepayment Risk
Mortgage-backed and asset-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled payments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of a fund.

Real Estate Securities Risk
Real estate investment trusts (“REITs”) or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, increases in property taxes and operating expenses, changes in zoning laws, changes in interest rates, and liabilities resulting from environmental problems. Equity and mortgage REITs are dependent on management skills and generally are not diversified. Equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:

•	may not be diversified with regard to the types of tenants (thus subject to business developments of the tenant(s));
•	may not be diversified with regard to the geographic locations of the properties (thus subject to regional economic developments);
•	are subject to cash flow dependency and defaults by borrowers; and
•	could fail to qualify for tax-free pass-through of income under the Internal Revenue Code.

Sector Risk
When a fund’s investments are concentrated in a particular industry or sector of the economy (e.g., real estate, technology, financial services), they are not as diversified as the investments of most mutual funds and are far less diversified than the broad securities markets. Funds concentrating in a particular industry sector tend to be more volatile than other mutual funds, and the values of their investments tend to go up and down more rapidly. A fund that invests in a particular industry or sector is particularly susceptible to the impact of market, economic, regulatory, and other factors affecting that industry or sector.

Securities Lending
The principal risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the loaned securities or their value.

Small Company Risk
Investments in companies with smaller capitalizations may involve greater risk and price volatility than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Underlying Fund Risk
The Principal LifeTime Funds and the Strategic Asset Management (“SAM”) Portfolios operate as funds of funds and invest principally in underlying Funds. From time to time, an underlying fund may experience relatively large investments or redemptions by a fund of funds due to the reallocation or rebalancing of its assets. These transactions may have adverse effects on underlying fund performance to the extent an underlying fund is required to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so.

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This may be particularly important when a fund of funds owns a significant portion of an underlying fund. These transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains, and could increase transaction costs. In addition, when a fund of funds reallocates or redeems significant assets away from an underlying fund, the loss of assets to the underlying fund could result in increased expense ratios for that fund.

Principal is the advisor to the Principal LifeTime Funds, SAM Portfolios, and each of the underlying Funds. Principal Global Investors, LLC (“PGI”) is Sub-Advisor to the Principal LifeTime Funds and Edge Asset Management, Inc. (“Edge”) is the Sub-Advisor to the SAM Portfolios. Either PGI or Edge also serve as Sub-Advisor to some or all of the Underlying Funds. Principal, PGI, and Edge are committed to minimizing the potential impact of underlying fund risk on underlying funds to the extent consistent with pursuing the investment objectives of the fund of funds which it manages. Each may face conflicts of interest in fulfilling its responsibilities to all such funds.

The following table shows the percentage of the outstanding shares of underlying funds owned by the Principal LifeTime Funds as of October 31, 2007.

PRINCIPAL LIFETIME FUNDS

						Principal
	Principal	Principal	Principal	Principal	Principal	LifeTime
	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	Strategic
	2010	2020	2030	2040	2050	Income
Underlying Fund	Fund	Fund	Fund	Fund	Fund	Fund	Total

Bond & Mortgage Securities Fund	18.44%	27.37%	12.86%	2.88%	0.50%	9.62%	71.67%
Disciplined LargeCap Blend Fund	4.31	10.54	9.81	4.97	2.06	0.54	32.23
High Yield Fund	7.49	21.55	21.16	11.42	4.91	—	66.53
High Yield Fund II	0.68	1.77	1.68	0.87	0.38	—	5.38
Inflation Protection Fund	12.91	—	—	—	—	15.42	28.33
International Emerging Markets Fund	3.50	9.54	9.36	5.24	2.20	—	29.84
International Growth Fund	6.66	17.12	16.79	9.03	3.99	0.94	54.53
LargeCap Growth Fund	1.75	4.25	4.38	2.37	1.07	0.26	14.08
LargeCap Value Fund	5.26	12.97	13.59	7.58	3.34	1.00	43.74
Partners International Fund	4.64	11.33	11.17	6.06	2.55	0.69	36.44
Partners LargeCap Blend Fund I	9.82	23.27	21.50	11.34	4.68	1.44	72.05
Partners LargeCap Growth Fund I	4.08	10.94	10.76	6.32	2.76	0.49	35.35
Partners LargeCap Value Fund	1.59	4.10	3.98	2.33	1.02	0.34	13.36
Partners LargeCap Value Fund I	4.48	11.44	11.56	6.41	2.93	—	36.82
Partners MidCap Growth Fund	—	7.17	7.55	3.94	1.75	—	20.41
Partners MidCap Value Fund I	—	4.08	4.72	2.47	1.10	—	12.37
Partners SmallCap Growth Fund I	—	—	17.87	11.43	6.04	—	35.34
Partners SmallCap Growth Fund III	7.70	19.32	13.96	7.27	3.18	—	51.43
Partners SmallCap Value Fund I	—	—	6.42	4.32	2.28	—	13.02
Preferred Securities Fund	13.35	22.69	15.75	5.99	2.08	4.42	64.28
Real Estate Securities Fund	6.42	10.76	7.51	3.22	1.36	1.50	30.77
SmallCap S&P 600 Index Fund	8.36	15.07	8.06	3.94	1.39	1.82	38.64
SmallCap Value Fund	4.08	10.24	7.41	3.87	1.69	—	27.29
Ultra Short Bond Fund	29.03	—	—	—	—	33.04	62.07

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The following table shows the percentage of the outstanding shares of the Underlying Funds owned by the SAM Portfolios as of October 31, 2007.

STRATEGIC ASSET MANAGEMENT PORTFOLIOS

		Conservative	Conservative	Flexible	Strategic
	Balanced	Balanced	Growth	Income	Growth
Underlying Fund	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Total

Disciplined LargeCap Blend Fund	13.70%	1.25%	14.46%	1.18%	10.21%	40.80%
Diversified International Fund	14.89	1.35	15.71	—	11.09	43.04
Equity Income Fund I	14.97	1.37	15.82	0.94	10.62	43.72
High Yield Fund II	12.80	2.21	5.92	3.10	5.68	29.71
Income Fund	40.61	9.46	13.85	16.31	—	80.23
International Emerging Markets Fund	7.20	0.64	7.66	—	5.31	20.81
LargeCap Growth Fund	21.00	1.88	21.67	1.52	15.03	61.10
MidCap Stock Fund	20.31	1.96	23.24	2.10	17.60	65.21
Money Market Fund	0.98	0.00	0.01	—	0.00	0.99
Mortgage Securities Fund	47.92	9.96	16.36	14.60	—	88.84
Real Estate Securities Fund	7.00	0.68	7.42	0.58	5.21	20.89
Short-Term Income Fund	19.75	16.62	—	43.80	—	80.17
SmallCap Growth Fund	19.79	1.70	22.09	1.77	14.95	60.30
SmallCap Value Fund	13.16	1.22	14.13	1.28	9.82	39.61
West Coast Equity Fund	12.81	1.18	13.58	0.56	10.11	38.24

U.S. Government Securities Risk
U.S. government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of a fund’s securities do not affect interest income on securities already held by the fund but are reflected in the fund’s price per share. Since the magnitude of these fluctuations generally is greater at times when a fund’s average maturity is longer, under certain market conditions a fund may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.

U.S. Government Sponsored Securities Risk
A fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks. Although the issuing agency, instrumentality, or corporation may be chartered or sponsored by the U.S. government, its securities are not issued or guaranteed by the U.S. Treasury.

Value Stock Risk
A fund’s investments in value stocks carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price if other investors fail to recognize the company’s value and bid up the price or invest in markets favoring faster growing companies. A fund’s strategy of investing in value stocks also carries the risk that in certain markets value stocks will underperform growth stocks.

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APPENDIX B

DEFINITIONS OF THE INDICES REFERENCED IN THIS PROSPECTUS

The performance tables included in the prospectus provide performance information of various indices. These indices are described in this appendix. An investment cannot be made directly in the indices and the indices’ performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the indices.

6 Month LIBOR (London Interbank Offered Rate) Index is an average of the interest rate of U.S. dollar deposits, known as Eurodollars, of a stated maturity.

Citigroup Broad Market (BMI) Global ex-US Index is a float-weighted, rules-based benchmark of the institutionally investable universe of all companies (excluding companies domiciled in the U.S.) with an available free float market cap of US $100 million and above.

Citigroup Broad Investment-Grade Bond Index measures the performance of bonds, including U.S. and non-U.S. corporate securities and non-U.S. sovereign and provincial securities, and includes institutionally traded U.S. Treasury, government-sponsored, mortgage-backed, asset-backed, and investment-grade securities.

Citigroup U.S. High Yield Market Capped Index uses the U.S. High Yield Market Index as its foundation, imposing a cap on the par amount of each issuer at US $5 billion.

Citigroup Mortgage Index represents the mortgage-backed securities component of Citigroup’s Broad Investment-Grade Bond Index. It consists of 30- and 15-year agency-issued (Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”), and Federal Home Loan Mortgage Corporation (“FHLMC”)) pass-through securities as well as FNMA and FHLMC balloon mortgages.

Citigroup World ex-US Broad Market (BMI) Growth Index is a float-weighted, rules-based benchmark of the institutionally investable universe of all companies (excluding companies domiciled in the U.S.) with growth characteristics and an available free float market cap of US $100 million and above.

FTSE-EPRA-NAREIT Global Real Estate Securities Index is designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate. For a company to be eligible for inclusion in the index series it must fulfill certain requirements which are specific per geographic region.

Lehman Brothers Aggregate Bond Index is an unmanaged index of domestic, taxable fixed-income securities. The index covers the U.S. investment-grade bond market, with components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Lehman Brothers Government/Mortgage Index is a combination of the unmanaged Lehman Government Index and the unmanaged Lehman Mortgage Backed Securities (MBS) Index. The Lehman Government Index includes all Government Bonds including, but not limited to, U.S. Treasury bonds and government-sponsored agency securities, with no maturity restrictions. The MBS Index includes all securitized mortgage pools by GNMA, FNMA, and FHLMC.

Lehman Brothers High Yield Composite Bond Index is an unmanaged index of all publicly issued fixed, dollar-denominated, SEC-registered corporate debt rated Ba1 or lower with at least $100 million outstanding and one year or more to maturity.

Lehman Brothers 1-3 Government/Credit Bond Index represents a combination of the Government and Corporate Bond indices with maturities between one and three years.

Lehman Brothers Mutual Fund 1-5 Government/Credit Index is an unmanaged index composed of Treasury notes, agencies and corporate debt securities rated BBB or better, and with maturities between one year and five years.

The Lehman Brothers U.S. Corporate High Yield - 2% Issuer Capped Index is an unmanaged index comprised of fixed rate, non-investment grade debt securities that are dollar denominated. The index limits the maximum exposure to any one issuer to 2%.

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Lehman Brothers U.S. Treasury Bellwethers 3 Month Index is composed of public obligations of the U.S. Treasury with a maturity of three months.

Lehman Brothers U.S. Treasury TIPS (Treasury Inflation Protection Securities) Index is an unmanaged index of inflation-protected U.S. Treasury securities that will mature in one year or longer.

Merrill Lynch Hybrid Preferred Securities Index is an unmanaged index of investment grade, exchange-traded preferred stocks with outstanding market values of at least $30 million and at least one year to maturity.

Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) Ex-US is a free float-adjusted market capitalization index that is designed to measure the combined equity market performance of developed and emerging market countries excluding the US.

Morgan Stanley Capital International (MSCI) EAFE (Europe, Australia, and Far East) Index is an unmanaged index that measures the stock returns of companies in developed economies outside of North America.

Morgan Stanley Capital International (MSCI) EMF (Emerging Markets Free) Index is an unmanaged index that measures the stock returns of companies in 26 developing countries.

Morgan Stanley Capital International (MSCI) US REIT Index is a total-return index comprised of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.

Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance.

Morgan Stanley Capital International (MSCI) World Ex-US Growth Index measures global developed market equity performance of growth securities outside of the United States. It is comprised of half the securities in the MSCI World ex U.S. Index, with half of the market capitalization of each country index in the Growth Index (the other half is in the Value Index).

Morningstar Conservative Allocation Category Average is an average of the net asset value (NAV) returns of domestic mutual funds with 20-50% invested in equities and 50-80% invested in fixed income and cash.

Morningstar Diversified Emerging Markets Category Average is an average of the net asset value (NAV) returns of diversified emerging-markets mutual funds which invest in companies in developing nations.

Morningstar Foreign Large Blend Category Average is an average of the net asset value (NAV) returns of mutual funds that seek capital appreciation by investing in a variety of large international stocks. Large-cap foreign stocks have market capitalizations greater than $5 billion. The blend style is assigned to funds where neither growth nor value characteristics predominate.

Morningstar Foreign Large Growth Category Average is an average of the net asset value (NAV) returns of mutual funds that seek capital appreciation by investing in large international stocks that are growth-oriented. Large-cap foreign stocks have market capitalizations greater than $5 billion. Growth is defined based on high price-to-book and price-to-cash flow ratios, relative to the MSCI EAFE index.

Morningstar High Yield Bond Category consists of High-Yield bond funds which concentrate on lower-quality bonds. These funds generally offer higher yields than other types of funds - but they are also more vulnerable to economic and credit risk.

Morningstar Inflation Protected Bond Category primarily invest in fixed-income securities that increase coupon and/or principal payments at the rate of inflation. These bonds can be issued by any organization, but the U.S. Treasury is currently the largest issuer of these types of securities. Most of these portfolios buy bonds with intermediate- to long-term maturities.

Morningstar Intermediate Government Category Average is an average of net asset value (NAV) returns of mutual funds that devote at least 90% of their bond holdings to government issues. These mutual funds have, on average, durations between 3.5 and 6 years.

Morningstar Intermediate-Term Bond Category Average is an average of net asset value (NAV) returns of bond mutual funds that have average durations that are greater than 3.5 years and less than 6 years.

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Morningstar Large Blend Category Average is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.

Morningstar Large Growth Category Average is an average of net asset value (NAV) returns of mutual funds that invest in large companies that are projected to grow faster than average. Most of these mutual funds focus on companies in rapidly-expanding industries.

Morningstar Large Value Category Average is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay above-average dividends. They also generally have more stable stock prices.

Morningstar Mid-Cap Blend Category Average is an average of net asset value (NAV) returns of mutual funds that focus on mid-size companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.

Morningstar Mid-Cap Growth Category Average is an average of net asset value (NAV) returns of mutual funds that typically focus on mid-size companies that are projected to grow faster than average. Many of these mutual funds focus on companies in rapidly-expanding industries.

Morningstar Mid-Cap Value Category Average is an average of net asset value (NAV) returns of mid-cap value mutual funds that buy stocks mainly of medium-size companies that are cheap relative to their earnings potential.

Morningstar Moderate Allocation Category Average is an average of the net asset value (NAV) returns of mutual funds with 50-70% invested in equities and the remainder invested in fixed income and cash.

Morningstar Short-Term Bond Category Average is an average of net asset value (NAV) returns of mutual funds that invest in a variety of bonds, from the most creditworthy, such as Treasury bonds, to mortgages and corporates, and on rare occasions, even more speculative high-yield and emerging markets debt which have durations between 1 and 3.5 years.

Morningstar Small Blend Category Average is an average of net asset value (NAV) returns of mutual funds that focus on small companies that are fairly representative of the overall stock market in terms of valuations.

Morningstar Small Growth Category Average is an average of net asset value (NAV) returns of mutual funds that invest in small companies that are projected to grow faster than average. Most of these mutual funds focus on companies in rapidly-expanding industries.

Morningstar Small Value Category Average is an average of net asset value (NAV) returns of small-cap value mutual funds that invest in less-popular companies at the smaller end of the size range and may focus on finding temporarily depressed stocks of companies working through business problems.

Morningstar Specialty - Real Estate Category Average is an average of net asset value (NAV) returns of mutual funds that invest primarily in real estate investment trusts (REITs) of various types. The performance of these mutual funds is less connected to the overall market than most other types of stock funds.

Morningstar Target Date Category Average portfolios provide diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. These portfolios get more conservative as the goal date approaches by investing more in bonds and cash. Investment managers structure these portfolios differently; two funds with the same goal year may have different allocations to equities and therefore different levels of return and risk.

Morningstar Ultra Short Bond Category Average is an average of the net asset value (NAV) returns of bond mutual funds that invest primarily in investment-grade U.S. fixed-income issues and have durations of less than one year.

Morningstar World Stock Category Average invests the majority of its assets in the U.S., Europe, and Japan, with the remainder divided among the globe’s smaller markets. These portfolios typically have 20%-60% of assets in U.S. stocks.

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Principal LifeTime 2010 Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2010 portfolio. The index weightings adjust over time as the portfolio changes to become gradually more conservative. The weightings as of March 31, 2007 are 41.9% Russell 3000 Index, 15.1% EAFE Index, and 43.0% Lehman Aggregate Index.

Principal LifeTime 2020 Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2020 portfolio. The index weightings adjust over time as the portfolio changes to become gradually more conservative. The weightings as of March 31, 2007 are 51.1% Russell 3000 Index, 19.4% EAFE Index, and 29.5% Lehman Aggregate Index.

Principal LifeTime 2030 Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2030 portfolio. The index weightings adjust over time as the portfolio changes to become gradually more conservative. The weightings as of March 31, 2007 are 57.3% Russell 3000 Index, 22.5% EAFE Index, and 20.2% Lehman Aggregate Index.

Principal LifeTime 2040 Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2040 portfolio. The index weightings adjust over time as the portfolio changes to become gradually more conservative. The weightings as of March 31, 2007 are 61.8% Russell 3000 Index, 24.7% EAFE Index, and 13.5% Lehman Aggregate Index.

Principal LifeTime 2050 Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2050 portfolio. The index weightings adjust over time as the portfolio changes to become gradually more conservative. The weightings as of March 31, 2007 are 64.2% Russell 3000 Index, 25.8% EAFE Index, and 10.0% Lehman Aggregate Index.

Principal LifeTime Strategic Income Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime Strategic Income portfolio. The weightings as of March 31, 2007 are 19.0% Russell 3000 Index, 6.0% EAFE Index, and 75.0% Lehman Aggregate Index.

Russell 1000 Growth Index is an unmanaged index that measures the investment returns of stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Companies included are large.

Russell 1000 Value Index is an unmanaged index that measures the investment returns of stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Companies included are large.

Russell 2000 Growth Index is an unmanaged index that measures the investment returns of stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. Companies included are medium-size to small.

Russell 2000 Index is an unmanaged index that measures the investment returns of the 2,000 smallest stocks in the Russell 3000 Index. Companies included are medium-size to small.

Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500 Growth Index is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000 Growth Index with higher price-to-book ratios and higher forecasted growth values.

Russell 3000 Index is an unmanaged index that is the combination of Russell 1000 Index and the Russell 2000 Index.

Russell Midcap Index is an unmanaged index that measures the investment returns of the 800 smallest stocks in the Russell 1000 Index.

Russell Midcap Growth Index is an unmanaged index that measures the investment returns of stocks in the Russell MidCap Index with higher price-to-book ratios and higher forecasted growth rates.

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Russell Midcap Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those Russell Midcap companies with lower price-to-book value ratios and lower forecasted growth values.

S&P 500 Stock Index (S&P 500) is an unmanaged index of 500 widely-held stocks often used as a proxy for the domestic stock market. Included are the stocks of industrial, financial, utility, and transportation companies.

S&P 500/Citigroup Value Index is a float-adjusted market-capitalization-weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 that have been identified as being on the value end of the growth-value spectrum. Until December 16, 2005, when Standard & Poor’s changed the name of the index and its calculation methodology, the index was called the S&P 500/Barra Value Index.

S&P MidCap 400 Index is an unmanaged index that includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range. Any mid-sized stocks already included in the S&P 500 are excluded from this index.

S&P SmallCap 600 Index is an unmanaged index that consists of 600 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market weighted index (stock price x shares outstanding), with each stock affecting the index in proportion to its market value.

© 2008 Morningstar, Inc. All Rights Reserved. Part of the mutual fund data contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

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APPENDIX C

RELATED PERFORMANCE OF THE SUB-ADVISORS

Because this Fund has limited historical performance data, we are providing you with the following tables. These tables include the date fund shares were first offered for sale and performance of:

•	the fund,

•	a sub-advisor composite,

•	a broad-based securities market index, and

•	an average of the performance of a group of mutual funds with a similar investment objective and management style.

The sub-advisor composite consists of historical information about client accounts managed by a sub-advisor that have investment objectives and strategies similar to those of the corresponding Fund the sub-advisor manages. These client accounts may consist of individuals, institutions, and other mutual funds. This data is provided to illustrate the past performance of each sub-advisor in managing similar accounts and does not represent the performance of any Fund. The sub-advisor composite is provided for time periods that fund performance is not available.

The sub-advisor composite performance is computed based upon the sub-advisor’s asset weighted “average” performance with regard to similarly managed accounts. The sub-advisor composite performance information shown is based on a composite of all accounts of each sub-advisor (and its predecessor, if any) having substantially similar investment objectives, policies, and strategies to the corresponding Fund. The sub-advisor composite results are net highest fees and expenses possibly incurred by the client accounts. If the sub-advisor composite results had been adjusted to reflect fees and expenses specific to Principal Investors Fund, Inc., performance numbers shown would differ. Although Principal Investors Fund, Inc. and client accounts comprising the sub-advisor composite indices (Related Accounts) have substantially similar investment objectives and policies in all material respects, you should not assume that Principal Investors Fund, Inc. will have the same performance as the Related Accounts. For example, a Fund’s future performance may be better or worse than the performance of its Related Accounts due to, among other things, differences in sales charges, expenses, asset sizes, and cash flows between the Fund and its Related Accounts.

Portions of the information below are based on data supplied by the sub-advisors and from statistical services, reports, or other sources believed by the Manager to be reliable. However, such information has not been verified or audited by the Manager.

Some of the accounts included in the sub-advisor composites are not mutual funds registered under the Investment Company Act of 1940 (“1940 Act”). Those accounts are not subject to investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance shown may have been lower.

The performance data should not be considered an indication of future performance of any Fund or any sub-advisor. The effect of taxes is not reflected in the information below as it will depend on the investor’s tax status.

Current performance may be lower or higher than the performance data shown.

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PERFORMANCE RESULTS — FIXED INCOME FUNDS

	Average Annual Total Return
	(through December 31, 2007)						Annual Total Return
							(Year Ended December 31)
						Life of
	YTD	1 YR	3 YR	5 YR	10 YR	Fund	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998

High Yield Fund Institutional (12/29/04)	2.53	2.53	5.13	N/A	N/A	5.12	2.53	8.89	4.08

Post High Yield Traditional Composite				8.66	7.44

JP Morgan High Yield Broad Net Composite				11.21	N/A

Lehman Brothers Full Market High Yield Composite				10.06	6.99

Lehman Brothers US Corporate High Yield Bond Index	1.87	1.87	5.39	10.90	5.51	5.39	1.87	11.85	2.74	11.13	28.97	−1.40	5.28	−5.86	2.39	1.87

Morningstar High Yield Bond Category	1.47	1.47	4.61	9.50	4.01	4.60	1.47	10.13	2.53	5.18	24.36	−1.59	2.13	−7.50	4.60	0.09

© 2008 Morningstar, Inc. All Rights Reserved. Part of the mutual fund data contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

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APPENDIX D

Description of Bond Ratings:

Moody’s Investors Service, Inc. Rating Definitions:

Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to high credit risk.

Caa:	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NOTE: Moody’s appends numerical modifiers, 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generate rating category.

SHORT-TERM NOTES: The four ratings of Moody’s for short-term notes are MIG 1, MIG 2, MIG 3, and MIG 4. MIG 1 denotes “best quality, enjoying strong protection from established cash flows.” MIG 2 denotes “high quality” with “ample margins of protection.” MIG 3 notes are of “favorable quality...but lacking the undeniable strength of the preceding grades.” MIG 4 notes are of “adequate quality, carrying specific risk for having protection...and not distinctly or predominantly speculative.”

Description of Moody’s Commercial Paper Ratings:

Moody’s Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.

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Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor’s Corporation’s Debt Ratings:

A Standard & Poor’s debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources Standard & Poor’s considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I.	Likelihood of default – capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II.	Nature of and provisions of the obligation;

III.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor’s rights.

AAA:	Debt rated “AAA” has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA:	Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A:	Debt rated “A” has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB:	Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

BB, B, CCC, CC:	Debt rated “BB,” “B,” “CCC,” and “CC” is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” indicates the lowest degree of speculation and “CC” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C:	The rating “C” is reserved for income bonds on which no interest is being paid.

D:	Debt rated “D” is in default, and payment of interest and/or repayment of principal is in arrears.

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Plus (+) or Minus (-): The ratings from “AA” to “B” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

NR:	Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy.

Standard & Poor’s, Commercial Paper Ratings

A Standard & Poor’s Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from “A” for the highest quality obligations to “D” for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The four categories are as follows:

A:	Issues assigned the highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.

A-1:	This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Issues that possess overwhelming safety characteristics will be given a “+” designation.

A-2:	Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated “A-1.”

A-3:	Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the highest designations.

B:	Issues rated “B” are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C:	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D:	This rating indicates that the issue is either in default or is expected to be in default upon maturity.

The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor’s by the issuer and obtained by Standard & Poor’s from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of, such information.

Standard & Poor’s rates notes with a maturity of less than three years as follows:

SP-1:	A very strong, or strong, capacity to pay principal and interest. Issues that possess overwhelming safety characteristics will be given a “+” designation.

SP-2:	A satisfactory capacity to pay principal and interest.

SP-3:	A speculative capacity to pay principal and interest.

264 APPENDIX D	Principal Investors Fund
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PRINCIPAL INVESTORS FUND, INC.
Effective June 13, 2008, this fund will be known as Principal Funds, Inc.

REAL ESTATE SECURITIES FUND

Institutional Class Shares

The date of this Prospectus is February 29, 2008

As with all mutual funds, neither the Securities and Exchange Commission (“SEC”) nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

RISK/RETURN SUMMARY

Principal Investors Fund, Inc. (the “Fund” or “PIF”) offers many investment portfolios (together, the “Funds”), one of which is available through this prospectus. The Fund’s Distributor is Princor Financial Services Corp. (the “Distributor”).* Principal Management Corporation (Principal)*, the Manager of each of the Funds, seeks to provide a broad range of investment approaches through the Principal Investors Funds.

Principal Investors Fund, Inc. will be changing its name to Principal Funds, Inc. effective June 13, 2008.

Principal has selected a Sub-Advisor for the Fund based on the Sub-Advisor’s experience with the investment strategy for which it was selected. The Sub-Advisor for the Real Estate Securities Fund is Principal Real Estate Investors, LLC.*

*	Principal Management Corporation, Princor Financial Services Corp., and Principal Real Estate Investors, LLC, are affiliates of Principal Life Insurance Company and with it are subsidiaries of Principal Financial Group, Inc. and members of the Principal Financial Group®.

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Institutional Class Shares
Only eligible purchasers may buy Institutional Class shares of the Fund. At the present time, eligible purchasers include but are not limited to:

•	separate accounts of Principal Life;
•	Principal Life or any of its subsidiaries or affiliates;
•	any fund distributed by Principal Funds Distributor, Inc. and/or Princor Financial Services Corporation (“Princor”) (together, the “Distributors”) if the fund seeks to achieve its investment objective by investing primarily in shares of mutual funds;
•	clients of Principal Global Investors, LLC.;
•	sponsors, recordkeepers, or administrators of wrap account or mutual fund asset allocation programs or participants in those programs;
•	certain pension plans;
•	certain retirement account investment vehicles administered by foreign or domestic pension plans;
•	an investor who buys shares through an omnibus account with certain intermediaries, such as a broker-dealer, bank, or other financial institution, pursuant to a written agreement; and
•	certain institutional clients that have been approved by Principal Life Insurance Company for purposes of providing plan record keeping.

Principal reserves the right to broaden or limit the designation of eligible purchasers.

Main Strategies and Risks
The Fund’s investment objective is described in the summary description of the Fund. The Board of Directors may change a Fund’s objective or the investment strategies without a shareholder vote if it determines such a change is in the best interests of the Fund. If there is a material change to the Fund’s investment objective or investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that a Fund will meet its objective.

The summary of the Fund also describes the Fund’s primary investment strategies (including the type or types of securities in which the Fund invests), any policy of the Fund to concentrate in securities of issuers in a particular industry or group of industries and the main risks associated with an investment in the Fund. A fuller discussion of risks appears later in the Prospectus under the caption “Certain Investment Strategies and Related Risks.”

The Fund may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic, or political conditions as more fully described under the caption “Certain Investment Strategies and Related Risks — Temporary Defensive Measures.”

The Fund is designed to be a portion of an investor’s portfolio. The Fund is not intended to be a complete investment program. Investors should consider the risks of the Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions. The value of your investment in a Fund changes with the value of the investments held by that Fund. Many factors affect that value, and it is possible that you may lose money by investing in the Fund. There can be no assurance that any Fund will achieve its investment objective. An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Factors that may adversely affect a particular Fund as a whole are called “principal risks.” The principal risks of investing in the Funds are stated as to each Fund in the Fund’s description. The principal risks are more fully explained in Appendix A to this prospectus.

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Investment Results
A bar chart and a table are included with the description of the Fund. They show the Fund’s annual returns and its long-term performance. The chart shows how the Fund’s performance has varied from year-to-year. The table compares the Fund’s performance over time to that of:

•	a broad-based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.) and
•	an average of the performance of a group of mutual funds with a similar investment objective and management style (the averages used are prepared by independent statistical services).

Performance for periods prior to the date on which a Fund’s Institutional class shares began operations (as indicated in the tables on the following pages) is based on the performance of the oldest share class of the Fund (as noted in the performance chart and table.) Performance which is based on the oldest share class of the Fund has been adjusted to reflect the expenses of the Fund’s Institutional class shares. The adjustments result in performance that is no higher than the historical performance of the Fund’s oldest share class.

Fees and Expenses
The annual operating expenses for the Fund are deducted from that Fund’s assets (stated as a percentage of Fund assets). A Fund’s operating expenses are shown with the Fund. A discussion of the fees is found in the section of the Prospectus titled “The Costs of Investing.”

The examples are intended to help investors compare the cost of investing in a particular Fund with the cost of investing in other mutual funds.

NOTE:

•	No salesperson, dealer or other person is authorized to give information or make representations about a Fund other than those contained in this Prospectus. Information or representations not contained in this prospectus may not be relied upon as having been made by the Principal Investors Fund, a Fund, the Manager, any Sub-Advisor, or the Distributor.

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Real Estate Securities Fund

Sub-Advisor(s):	Principal Real Estate Investors, LLC (“Principal-REI”)

Objective:	The Fund seeks to generate a total return.

Investor Profile:	The Fund may be an appropriate investment for investors who seek a total return, want to invest in companies engaged in the real estate industry and can accept the potential for volatile fluctuations in the value of investments.

Main Strategies and Risks
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies principally engaged in the real estate industry. For purposes of the Fund’s investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies. The Fund may invest in smaller capitalization companies.

Real estate investment trusts (“REITs”) are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. REITs are characterized as:

•	equity REITs, which primarily own property and generate revenue from rental income;
•	mortgage REITs, which invest in real estate mortgages; and
•	hybrid REITs, which combine the characteristics of both equity and mortgage REITs.
In selecting securities for the Fund, the Sub-Advisor, Principal-REI, focuses on equity REITs.

The Fund may invest up to 25% of its assets in securities of foreign real estate companies. The Fund is “non-diversified,” which means that it may invest more of its assets in the securities of fewer issuers than diversified mutual funds. Thus, the Fund is subject to non-diversification risk.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Sector Risk
•	Prepayment Risk

•	Credit and Counterparty Risk

•	Liquidity Risk

•	Derivatives Risk
•	Exchange Rate Risk
•	Underlying Fund Risk
•	Non-Diversification Risk

•	Management Risk

•	Small Company Risk
•	Real Estate Securities Risk
•	Active Trading Risk
•	Securities Lending Risk

•	Market Risk

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Principal-REI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year(1)

Highest return for a quarter during the period of the bar chart above:	Q4 ’04	17.53%
Lowest return for a quarter during the period of the bar chart above:	Q4 ’07	-11.61%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	Life of Fund
Institutional Class (before taxes)	-17.49	19.29	16.40
(after taxes on distributions)(2)	-21.07	16.95	14.31
(after taxes on distributions and sale of shares)(2)	-7.07	16.51	13.89
MSCI US REIT Index(3)	-16.82	17.91	15.03
Morningstar Specialty-Real Estate Category Average	-14.66	17.70	14.99

(1)	Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class Shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Year Ended October 31, 2007	Class
Management Fees	0.83%

Total Annual Fund Operating Expenses	0.83%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$85	$265	$460	$1,025

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THE COSTS OF INVESTING

Fees and Expenses of the Funds
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on shares of the Fund purchased with reinvested dividends or other distributions.

In addition to the ongoing fees listed below, the Institutional Class of the Funds may pay a portion of investment related expenses (e.g., interest on reverse repurchase agreements) that are allocated to all classes of the Funds.

Ongoing Fees
Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Fund.

Each Fund pays ongoing fees to the Manager and others who provide services to the Fund. These fees include:

•	Management Fee – Through the Management Agreement with the Fund, Principal has agreed to provide investment advisory services and corporate administrative services to the Fund.

Princor is the Fund’s principal underwriter for Institutional Class shares. It may, from time-to-time, at its expense, pay a bonus or other consideration or incentive to dealers who have sold or may sell significant amounts of shares. Any such bonus or incentive program will not change the price paid by investors for the purchase of the Fund’s shares or the amount that any particular Fund receives as the proceeds from such sales. In addition, Princor or its affiliates may provide financial support to dealers that sell shares of the Fund. This support is based primarily on the amount of sales of fund shares and/or total assets in the Fund. The amount of support may be affected by total sales; net sales; levels of redemptions; the dealers’ support of, and participation in, Princor’s marketing programs and the extent of a dealer’s marketing programs relating to the Fund. Financial support to dealers may be made from payments from Princor’s resources and from its retention of underwriting concessions.

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CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS

The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.

Securities and Investment Practices

Market Volatility. Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Interest Rate Changes. Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

Credit Risk. Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or “junk” bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.

Currency Contracts
The Funds may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. A Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If a Fund’s Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investment, these techniques could result in a loss. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.

Real Estate Investment Trusts
The Real Estate Securities Fund typically invests a significant portion of its net assets in real estate investment trusts (“REITs”). REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. As an investor in a REIT, the Fund will be subject to the REIT’s expenses,

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including management fees, and will remain subject to the Fund’s advisory fees with respect to the assets so invested. REIT’s are also subject to the possibilities of failing to qualify for the special tax treatment accorded REITs under the Code, and failing to maintain their exemptions from registration under the 1940 Act.

Derivatives
To the extent permitted by its investment objectives and policies, the Fund may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices, or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Fund may enter into put or call options, future contracts, options on futures contracts and over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps) for both hedging and non-hedging purposes.

Generally, no Fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund.

The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:

•	the risk that the underlying security, interest rate, market index, or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
•	the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
•	the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund’s initial investment; and
•	the possibility that the counterparty may fail to perform its obligations.

Foreign Investing
The Fund may invest in securities of foreign companies but not as a principal investment strategy. For the purpose of this restriction, foreign companies are:

•	companies with their principal place of business or principal office outside the U.S.;
•	companies for which the principal securities trading market is outside the U.S.; and
•	companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced or sales made outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Fund seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If a Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

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With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund’s investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation, or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for a Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.

Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a Fund’s portfolio. A Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

A Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.

Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:

•	increased social, political, and economic instability;
•	a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
•	lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
•	foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
•	relatively new capital market structure or market-oriented economy;
•	the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
•	restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
•	possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Small and Medium Capitalization Companies
The Real Estate Securities Fund may hold securities of small and medium capitalization companies but not as a principal investment strategy. The international funds invest in the securities of foreign corporations without regard to the market capitalizations of those companies. Market capitalization is defined as total current market value of a company’s outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and

10 CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS	Principal Investors Fund
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price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources, or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company’s growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company’s management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.

Temporary Defensive Measures
From time to time, as part of its investment strategy, the Fund may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic, or political conditions. To the extent that the Fund is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers’ acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, a Fund may purchase U.S. government securities, preferred stocks, and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Fund may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.

Portfolio Turnover
“Portfolio Turnover” is the term used in the industry for measuring the amount of trading that occurs in a Fund’s portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may have an adverse impact on the Fund’s performance. No turnover rate can be calculated for the Money Market Fund because of the short maturities of the securities in which it invests. Turnover rates for each of the other Funds may be found in the Fund’s Financial Highlights table.

Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the “total return” line in the Financial Highlights section already includes portfolio turnover costs.

MANAGEMENT OF THE FUNDS

The Manager
Principal Management Corporation (“Principal”) serves as the manager for the Fund. Through the Management Agreement with the Fund, Principal provides investment advisory services and certain corporate administrative services for the Fund.

Principal is an indirect subsidiary of Principal Financial Group, Inc. and has managed mutual funds since 1969. Principal’s address is Principal Financial Group, Des Moines, Iowa 50392.

Principal Investors Fund	MANAGEMENT OF THE FUNDS 11
www.principal.com

The Sub-Advisor
Principal has signed a contract with the Sub-Advisor. Under the sub-advisory agreement, the Sub-Advisor agrees to assume the obligations of Principal to provide investment advisory services for a specific Fund. For these services, the Sub-Advisor is paid a fee by Principal. Information regarding the Sub-Advisor and individual portfolio manager is set forth below. The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in each of the Funds.

Sub-Advisor:	Principal Real Estate Investors, LLC (“Principal - REI”), an indirect wholly owned subsidiary of Principal Life, an affiliate of Principal, and a member of the Principal Financial Group, was founded in 2000. It manages investments for institutional investors, including Principal Life. Principal -REI’s address is 801 Grand Avenue, Des Moines, IA 50392.

Day-to-day
Fund	Fund Management

Real Estate Securities	Kelly D. Rush

Kelly D. Rush, CFA. As portfolio manager, Mr. Rush directs the Real Estate Investment Trust (REIT) activity for Principal - REI, the dedicated real estate group of Principal. He has been managing the real estate stock portfolio since 1997. Previously, Mr. Rush participated in structuring commercial mortgage loans for public real estate companies and the analysis of real estate investment trust issued bonds. He has been with the real estate investment area of the firm since 1987. He earned an MBA in Business Administration and a Bachelor’s degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Duties of Principal and Sub-Advisors

Principal or the Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund’s investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

Fees Paid to Principal

The Fund pays Principal a fee for its services, which includes any fee Principal pays to the Sub-Advisor. The fee the Fund paid (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2007 was 0.83%.

A discussion regarding the basis for the Board of Directors approving the management agreement with Principal and the sub-advisory agreement with each Sub-Advisor is available in the semi-annual report to shareholders for the period ended April 30, 2007 and in the annual report to shareholders for the fiscal year ended October 31, 2007.

Under an order received from the SEC, the Fund and Principal, may enter into and materially amend agreements with Sub-Advisors, other than those affiliated with Principal, without obtaining shareholder approval. For any Fund that is relying on that order, Principal may, without obtaining shareholder approval:

•	hire one or more Sub-Advisors;
•	change Sub-Advisors; and
•	reallocate management fees between itself and Sub-Advisors.

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Principal has ultimate responsibility for the investment performance of each Fund that utilizes a Sub-Advisor due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination, and replacement. No Fund will rely on the order until it receives approval from its shareholders or, in the case of a new Fund, the Fund’s sole initial shareholder before the Fund is available to the other purchasers, and the Fund states in its prospectus that it intends to rely on the order.

The shareholders of each of the Funds have approved the Fund’s reliance on the order; however, the Real Estate Securities Fund does not intend to rely on the order.

Distribution Agreements

Principal may pay compensation, from its own resources, to certain financial intermediaries for the distribution, promotion, sale of Fund shares, and for providing services to shareholders. If one mutual fund sponsor makes greater distribution assistance payments than another, your investment representative or his or her financial intermediary may have an incentive to recommend one fund complex over another.

PRICING OF FUND SHARES

Each Fund’s shares are bought and sold at the current share price. The share price of each class of each Fund is calculated each day the New York Stock Exchange (“NYSE”) is open (shares are not priced on the days on which the NYSE is closed for trading, generally New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas). The share price is determined as of the close of business of the NYSE (normally 3:00 p.m. Central Time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received in good order by us at our transaction processing center in Canton, Massachusetts. In order for us to process your purchase order on the day it is received, we must receive the order (with complete information):

•	on a day that the NYSE is open and
•	prior to the close of trading on the NYSE (normally 3 p.m. Central Time).

Orders received after the close of the NYSE or on days that the NYSE is not open will be processed on the next day that the NYSE is open for normal trading.

If we receive an application or purchase request for a new mutual fund account or subsequent purchase into an existing account that is accompanied by a check and the application or purchase request does not contain complete information, we may hold the application (and check) for up to two business days while we attempt to obtain the necessary information. If we receive the necessary information within two business days, we will process the order using the next share price calculated. If we do not receive the information within two business days, the application and check will be returned to you.

The share price for this fund is calculated by:

•	taking the current market value of the total assets of the Fund
•	subtracting liabilities of the Fund
•	dividing the remainder proportionately into the classes of the Fund
•	subtracting the liability of each class
•	dividing the remainder by the total number of shares owned in that class.

NOTES:

•	If market quotations are not readily available for a security owned by a Fund, its fair value is determined using a policy adopted by the Directors. Fair valuation pricing is subjective and creates the possibility that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.
•	A Fund’s securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. Generally, the values of foreign securities used in computing a Fund’s NAV are the market quotations as of the close of the foreign market. Foreign securities and currencies are

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also converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The Fund has adopted policies and procedures to “fair value” some or all securities held by a Fund if significant events occur after the close of the market on which the foreign securities are traded but before the Fund’s NAV is calculated.

Significant events can be specific to a single security or can include events that affect a particular foreign market or markets. A significant event can also include a general market movement in the U.S. securities markets. If Principal believes that the market value of any or all of the foreign securities is materially affected by such an event, the securities will be valued, and the Fund’s NAV will be calculated, using the policy adopted by the Fund. These fair valuation procedures are intended to discourage shareholders from investing in the Fund for the purpose of engaging in market timing or arbitrage transactions.

The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Fund may change on days when shareholders are unable to purchase or redeem shares.

•	Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

PURCHASE OF FUND SHARES

Shares may be purchased from Princor, the Fund’s principal underwriter for Institutional Class shares. There are no sales charges on Institutional Class shares of the Fund. There are no restrictions on amounts to be invested in Institutional Class shares of the Fund.

Shareholder accounts for the Fund are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase or sale and the total number of shares owned. The statement of account is treated by the Fund as evidence of ownership of Fund shares. Share certificates are not issued.

The Fund may reject or cancel any purchase orders for any reason. For example, the Fund does not permit market timing because short-term or other excessive trading into and out of the Funds may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Fund may reject any purchase orders from market timers or investors that, in Principal’s opinion, may be disruptive to the Fund. For these purposes, Principal may consider an investor’s trading history in the Fund or other Funds sponsored by Principal Life and accounts under common ownership or control.

Principal may recommend to the Board, and the Board may elect, to close certain funds to new and existing investors.

REDEMPTION OF FUND SHARES

You may redeem shares of the Fund upon request. There is no charge for the redemption. Shares are redeemed at the NAV per share next computed after the request is received by the Fund in proper and complete form.

The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

Distributions in Kind. Payment for shares of the Funds tendered for redemption is ordinarily made by check. However, the Funds may determine that it would be detrimental to the remaining shareholders of a Fund to make payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the Funds

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may pay the redemption proceeds in whole or in part by a distribution “in kind” of securities from the Fund’s portfolio in lieu of cash. If a Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. Each Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described in this prospectus.

Redemption fees. The Fund board of directors has determined that it is not necessary to impose a fee upon the redemption of fund shares, because the Fund has adopted transfer restrictions as described in “Exchange of Fund Shares.”

EXCHANGE OF FUND SHARES

An exchange between Funds is a redemption of shares of one Fund and a concurrent purchase of shares in another Fund with the redemption proceeds. A shareholder, including a beneficial owner of shares held in nominee name or a participant in a participant-directed employee benefit plan, may exchange Fund shares under certain circumstances. In addition to any restrictions an intermediary or an employee benefit plan imposes, Fund shares may be exchanged, without charge, for shares of any other Fund of Principal Investors Fund, provided that:

•	the shareholder has not exchanged shares of the Fund within 30 days preceding the exchange, unless the shareholder is exchanging into the Money Market Fund,
•	the share class of such other Fund is available through the plan, and
•	the share class of such other Fund is available in the shareholder’s state of residence.

All exchanges completed on the same day are considered a single exchange for purposes of this exchange limitation. In addition, the Fund will reject an order to purchase shares of any Fund, except shares of the Money Market Fund, if the shareholder redeemed shares from that Fund within the preceding 30-day period. The 30-day exchange or purchase restriction does not apply to exchanges or purchases made on a scheduled basis such as scheduled periodic portfolio rebalancing transactions, or where the application of the restriction would cause a Fund to fail to be considered a “qualified default investment alternative” under the Employee Retirement Income Security Act of 1976, as amended, and the rules and regulations thereunder.

If Fund shares are purchased through an intermediary that is unable or unwilling to impose the 30-day exchange restriction described above, Fund management may waive this restriction in lieu of the exchange limitation that the intermediary is able to impose if, in management’s judgment, such limitation is reasonably likely to prevent excessive trading in Fund shares. In order to prevent excessive exchanges, and under other circumstances where the Fund Board of Directors or the Manager believes it is in the best interests of the Fund, the Fund reserves the right to revise or terminate this exchange privilege, limit the amount or further limit the number of exchanges, reject any exchange or close an account.

DIVIDENDS AND DISTRIBUTIONS

Dividends are based on estimates of income, expenses, and shareholder activity for the Fund. Actual income, expenses, and shareholder activity may differ from estimates; consequently, differences, if any, will be included in the calculation of subsequent dividends. The Funds pay their net investment income to shareholders of record on the business day prior to the payment date.

•	The Real Estate Securities Fund pays its net investment income on a quarterly basis. The payment date is the last business day of March, June, September, and December.

Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.

Dividend and capital gains distributions will be reinvested, without a sales charge, in shares of the Fund from which the distribution is paid.

Principal Investors Fund	EXCHANGE OF FUND SHARES 15
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Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. Special tax rules apply to Fund distributions to retirement plans. A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state, and local taxes. A Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased.

To the extent that distributions the Fund pays are derived from a source other than net income (such as a return of capital), a notice will be included in your quarterly statement pursuant to Section 19(a) of the Investment Company Act of 1940, as amended, and Rule 19a-1 disclosing the source of such distributions. Furthermore, such notices shall be posted monthly on our web site at www.principalfunds.com. You may request a copy of all such notices, free of charge, by telephoning 1-800-222-5852. The amounts and sources of distributions included in such notices are estimates only and you should not rely upon them for purposes of reporting income taxes. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders how to report these distributions for federal income tax purposes.

FREQUENT PURCHASES AND REDEMPTIONS

The Fund is not designed for frequent trading or market timing activity. The Fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase this fund.

We consider frequent trading and market timing activities to be abusive trading practices because they:

•	Disrupt the management of the Fund by

•	forcing the Fund to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the Fund and
•	causing unplanned portfolio turnover;

•	Hurt the portfolio performance of the Fund; and
•	Increase expenses of the Fund due to

•	increased broker-dealer commissions and
•	increased recordkeeping and related costs.

This Fund may be at greater risk for abusive trading practices because it invests in foreign securities and may appeal to investors attempting to take advantage of time-zone arbitrage. If we are not able to identify such abusive trading practices, the abuses described above will negatively impact the Fund.

We have adopted policies and procedures to help us identify and prevent abusive trading practices. In addition, the Funds monitor trading activity to identify and take action against abuses. While our policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that we will identify and prevent abusive trading in all instances. When we do identify abusive trading, we will apply our policies and procedures in a fair and uniform manner.

If we, or a Fund, deem abusive trading practices to be occurring, we will take action that may include, but is not limited to:

•	Rejecting exchange instructions from shareholder or other person authorized by the shareholder to direct exchanges;
•	Restricting submission of exchange requests by, for example, allowing exchange requests to be submitted by 1st class U.S. mail only and disallowing requests made by facsimile, overnight courier, telephone or via the internet;
•	Limiting the number of exchanges during a year;
•	Requiring a holding period of a minimum of 30 days before permitting exchanges among the Funds where there is evidence of at least one round-trip exchange (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption); and
•	Taking such other action as directed by the Fund.

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The Fund has reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, we will reverse the exchange. We will give you notice in writing in this instance.

FUND ACCOUNT INFORMATION

Orders Placed by Intermediaries
Principal Investors Fund may have an agreement with your intermediary, such as a broker-dealer, third party administrator, or trust company, that permits the intermediary to accept orders on behalf of the Fund until 3 p.m. Central Time. The agreement may include authorization for your intermediary to designate other intermediaries (“sub-designees”) to accept orders on behalf of the Fund on the same terms that apply to the intermediary. In such cases, if your intermediary or a sub-designee receives your order in correct form by 3 p.m. Central Time, transmits it to the Fund, and pays for it in accordance with the agreement, the Fund will price the order at the next NAV it computes after your intermediary or sub-designee received your order. Note: The time at which the Fund prices orders and the time until which the Fund or your intermediary or sub-designee will accept orders may change in the case of an emergency or if the NYSE closes at a time other than 3 p.m. Central Time.

Signature Guarantees
Certain transactions require that your signature be guaranteed. If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member, or brokerage firm. A signature guaranteed by a notary public or savings bank is not acceptable. Signature guarantees are required:

•	if you sell more than $100,000 from any one Fund;
•	if a sales proceeds check is payable to other than the account shareholder(s);
•	to change ownership of an account;
•	to add telephone transaction services and/or wire privileges to an existing account;
•	to change bank account information designated under an existing telephone withdrawal plan;
•	to exchange or transfer among accounts with different ownership; and
•	to have a sales proceeds check mailed to an address other than the address on the account or to the address on the account if it has been changed within the preceding 30 days.

Reservation of Rights
The Principal Investors Fund reserves the right to amend or terminate the special plans described in this prospectus. In addition, Principal Investors Fund reserves the right to change the share class described herein. Shareholders will be notified of any such action to the extent required by law.

Financial Statements
Shareholders will receive annual financial statements for the Funds, audited by the Funds’ independent registered public accounting firm, Ernst & Young LLP. Shareholders will also receive a semiannual financial statement that is unaudited.

PORTFOLIO HOLDINGS INFORMATION

The Fund will publish month-end portfolio holdings information for the Fund described in this Prospectus on the principal.com website and the PrincipalFunds.com website on the last business day of the following month. The information will include all of the Fund’s holdings, and may include information regarding the top ten holdings as well. The information will remain on the website until the Fund files portfolio holding information with the SEC for a period that includes the date on which the holdings are published on the websites. Also, from time to time, information relating to the impact of specific events, such as national disasters, corporate debt defaults, or similar events, on a Fund’s portfolio will be published on the website. In addition, composite portfolio holdings information for the Money Market Fund is published each week as of the prior week on the principalglobal.com website.

Third parties who need portfolio holdings information to provide services to the Funds may be provided such information prior to its posting on the website, solely for legitimate business purposes and subject to confidentiality agreements. A description of the Funds’ policies and procedures with respect to the disclosure of the portfolio securities is available in the Funds’ Statement of Additional Information.

Principal Investors Fund	FUND ACCOUNT INFORMATION 17
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FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions).

This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund’s financial statements, is included in Principal Investors Fund’s Annual Report to Shareholders for the fiscal year ended October 31, 2007, which is available upon request, and incorporated by reference into the SAI.

To request a free copy of the latest annual or semiannual report for the Fund, you may telephone 1-800-222-5852.

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Financial Highlights
Principal Investors Fund, Inc.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007		2006	2005		2004		2003

REAL ESTATE SECURITIES FUND
Institutional shares
Net Asset Value, Beginning of Period	$27.56		$20.41	$18.44		$14.56		$11.17
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.26		0.28	0.42		0.41		0.54
Net Realized and Unrealized Gain (Loss) on Investments	(0.55)		7.78	3.18		4.01		3.20

Total From Investment Operations	(0.29)		8.06	3.60		4.42		3.74
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.24)		(0.29)	(0.58)		(0.40)		(0.35)
Distributions from Realized Gains	(2.07)		(0.62)	(1.05)		(0.14)		—

Total Dividends and Distributions	(2.31)		(0.91)	(1.63)		(0.54)		(0.35)

Net Asset Value, End of Period	$24.96		$27.56	$20.41		$18.44		$14.56

Total Return	(1.48)%		40.85%	20.41%		31.21%		34.31%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,110,332		$770,259	$405,696		$253,838		$97,960
Ratio of Expenses to Average Net Assets	0.83%		0.84%	0.85%		0.85%		0.85%
Ratio of Gross Expenses to Average Net Assets	—%		—%	—%		0 .85	%(b)	—%
Ratio of Net Investment Income to Average Net Assets	1.04%		1.20%	2.19%		2.53%		4.08%
Portfolio Turnover Rate	77 .8	%(c)	37.8%	26 .7	%(d)	67.9%		35.4%
(a) Calculated based on average shares outstanding during the period.
(b) Expense ratio without commission rebates.
(c) Portfolio turnover rate excludes portfolio realignment from the acquisition of WM REIT Fund.
(d) Portfolio turnover rate excludes approximately $101,379,000 of securities from the acquisition of Principal Real Estate Securities Fund, Inc.

ADDITIONAL INFORMATION

Additional information about the Fund (including the Fund’s policy regarding the disclosure of portfolio securities) is available in the Statement of Additional Information dated February 29, 2008, which is incorporated by reference into this prospectus. Additional information about the Funds’ investments is available in the Fund’s annual and semiannual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year. The Statement of Additional Information and the Fund’s annual and semiannual reports can be obtained free of charge by writing Principal Funds, P.O. Box 8024 Boston, MA 02266-8024. In addition, the Fund makes its Statement of Additional Information and annual and semiannual reports available, free of charge, on our website www.principal.com. To request this and other information about the Fund and to make shareholder inquiries, telephone 1-800-222-5852.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission’s internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

The U.S. government does not insure or guarantee an investment in any of the Funds. There can be no assurance that the Money Market Fund will be able to maintain a stable share price of $1.00 per share.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Funds federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

Principal Investors Fund, Inc. SEC File 811-07572

Principal Investors Fund	ADDITIONAL INFORMATION 19
www.principal.com

APPENDIX A

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Fund changes with the value of the investments held by that Fund. Many factors affect that value, and it is possible that you may lose money by investing in the Fund. Factors that may adversely affect a particular Fund as a whole are called “principal risks.” The principal risks of investing in the Funds are stated above in the Fund’s description. Each of these risks is summarized below. Additional information about the Funds, their investments, and the related risks is located under “Certain Investment Strategies and Related Risks” and in the Statement of Additional Information.

Active Trading Risk
A fund that actively trades portfolio securities in an attempt to achieve its investment objective may have high portfolio turnover rates that may increase the fund’s brokerage costs, accelerate the realization of taxable gains, and adversely impact fund performance.

Credit and Counterparty Risk
Each of the funds is subject to the risk that the issuer or guarantor of a fixed-income security or other obligation, the counterparty to a derivatives contract or repurchase agreement, or the borrower of a portfolio’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

Derivatives Risk
Derivatives are investments whose values depend on or are derived from other securities or indexes. A fund’s use of certain derivative instruments (such as options, futures, and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

Equity Securities Risk
Equity securities include common, preferred, and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants, and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and the price of equity securities (and their equivalents) will fluctuate. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

Exchange Rate Risk
Because foreign securities are generally denominated in foreign currencies, the value of the net assets of a fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the funds are authorized to enter into certain foreign currency exchange transactions. In addition, the funds’ foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

Foreign Securities Risk
Foreign securities carry risks that are not generally found in securities of U.S. companies. These risks include the loss of value as a result of political instability and financial and economic events in foreign countries. In addition, nationalization, expropriation or confiscatory taxation, and foreign exchange restrictions could adversely affect a fund’s investments in a foreign country. Foreign securities may be subject to less stringent reporting, accounting, and disclosure standards than are required of U.S. companies, and foreign countries may also have problems associated with and causing delays in the settlement of sales.

20 APPENDIX A	Principal Investors Fund
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Liquidity Risk
A fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the fund’s ability to sell particular securities or close derivative positions at an advantageous price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management Risk
Each of the funds is actively managed by its investment advisor or sub-advisor(s). The performance of a fund that is actively managed will reflect in part the ability of the advisor or sub-advisor(s) to make investment decisions that are suited to achieving the fund’s investment objective. If the advisor’s or sub-advisor(s)’ strategies do not perform as expected, a fund could underperform other mutual funds with similar investment objectives or lose money.

Market Risk
The value of a fund’s portfolio securities may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the fund’s investments are concentrated in certain sectors, its performance could be worse than the overall market. It is possible to lose money when investing in the fund.

Non-Diversification Risk
A fund that is non-diversified may invest a high percentage of its assets in the securities of a small number of companies. This may result in more volatile performance relative to more diversified funds. The less diversified a fund’s holdings are, the more a specific stock’s poor performance is likely to affect the fund’s performance.

Prepayment Risk
Mortgage-backed and asset-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled payments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of a fund.

Real Estate Securities Risk
Real estate investment trusts (“REITs”) or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, increases in property taxes and operating expenses, changes in zoning laws, changes in interest rates, and liabilities resulting from environmental problems. Equity and mortgage REITs are dependent on management skills and generally are not diversified. Equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:

•	may not be diversified with regard to the types of tenants (thus subject to business developments of the tenant(s));
•	may not be diversified with regard to the geographic locations of the properties (thus subject to regional economic developments);
•	are subject to cash flow dependency and defaults by borrowers; and
•	could fail to qualify for tax-free pass-through of income under the Internal Revenue Code.

Sector Risk
When a fund’s investments are concentrated in a particular industry or sector of the economy (e.g., real estate, technology, financial services), they are not as diversified as the investments of most mutual funds and are far less diversified than the broad securities markets. Funds concentrating in a particular industry sector tend to be more volatile than other mutual funds, and the values of their investments tend to go up and down more rapidly. A fund that invests in a particular industry or sector is particularly susceptible to the impact of market, economic, regulatory, and other factors affecting that industry or sector.

Principal Investors Fund	APPENDIX A 21
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Securities Lending
The principal risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the loaned securities or their value.

Small Company Risk
Investments in companies with smaller capitalizations may involve greater risk and price volatility than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Underlying Fund Risk
The Principal LifeTime Funds and the Strategic Asset Management (“SAM”) Portfolios operate as funds of funds and invest principally in underlying Funds. From time to time, an underlying fund may experience relatively large investments or redemptions by a fund of funds due to the reallocation or rebalancing of its assets. These transactions may have adverse effects on underlying fund performance to the extent an underlying fund is required to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so. This may be particularly important when a fund of funds owns a significant portion of an underlying fund. These transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains, and could increase transaction costs. In addition, when a fund of funds reallocates or redeems significant assets away from an underlying fund, the loss of assets to the underlying fund could result in increased expense ratios for that fund.

Principal is the advisor to the Principal LifeTime Funds, SAM Portfolios, and each of the underlying Funds. Principal Global Investors, LLC (“PGI”) is Sub-Advisor to the Principal LifeTime Funds and Edge Asset Management, Inc. (“Edge”) is the Sub-Advisor to the SAM Portfolios. Either PGI or Edge also serve as Sub-Advisor to some or all of the Underlying Funds. Principal, PGI, and Edge are committed to minimizing the potential impact of underlying fund risk on underlying funds to the extent consistent with pursuing the investment objectives of the fund of funds which it manages. Each may face conflicts of interest in fulfilling its responsibilities to all such funds.

The following table shows the percentage of the outstanding shares of underlying funds owned by the Principal LifeTime Funds as of October 31, 2007.

PRINCIPAL LIFETIME FUNDS

						Principal
	Principal	Principal	Principal	Principal	Principal	LifeTime
	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	Strategic
	2010	2020	2030	2040	2050	Income
Underlying Fund	Fund	Fund	Fund	Fund	Fund	Fund	Total

Real Estate Securities Fund	6.42	10.76	7.51	3.22	1.36	1.50	30.77

The following table shows the percentage of the outstanding shares of the Underlying Funds owned by the SAM Portfolios as of October 31, 2007.

STRATEGIC ASSET MANAGEMENT PORTFOLIOS

		Conservative	Conservative	Flexible	Strategic
	Balanced	Balanced	Growth	Income	Growth
Underlying Fund	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Total

Real Estate Securities Fund	7.00	0.68	7.42	0.58	5.21	20.89

22 APPENDIX A	Principal Investors Fund
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APPENDIX B

DEFINITIONS OF THE INDICES REFERENCED IN THIS PROSPECTUS

The performance table included in the prospectus provides performance information of an index and an average of the performance of a group of mutual funds with a similar investment objective and management style. These are described in this appendix. An investment cannot be made directly in the index and the index’s performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the index.

Morgan Stanley Capital International (MSCI) US REIT Index is a total-return index comprised of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.

Morningstar Specialty - Real Estate Category Average is an average of net asset value (NAV) returns of mutual funds that invest primarily in real estate investment trusts (REITs) of various types. The performance of these mutual funds is less connected to the overall market than most other types of stock funds.

© 2008 Morningstar, Inc. All Rights Reserved. Part of the mutual fund data contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Principal Investors Fund	APPENDIX B 23
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PRINCIPAL INVESTORS FUND, INC.
Effective June 13, 2008, this fund will be known as Principal Funds, Inc.

MONEY MARKET FUND

Class J Shares

The date of this Prospectus is February 29, 2008.

As with all mutual funds, neither the Securities and Exchange Commission (“SEC”) nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

RISK/RETURN SUMMARY

Principal Investors Fund, Inc. (the “Fund” or “PIF”) offers many investment portfolios (together, the “Funds”), one of which is available through this prospectus. Principal Investors Fund has hired Principal Management Corporation* (“Principal”) to provide investment advisory and other services to the Fund. Principal, as the manager of the Funds, seeks to provide a broad range of investment approaches through the Principal Investors Fund. Princor Financial Services Corporation* is the Distributor.

Principal Investors Fund, Inc. will be changing its name to Principal Funds, Inc. effective June 13, 2008.

Princor Financial Services Corporation (“Distributor”) is the Fund’s principal underwriter for Class J shares of Principal Investors Fund.

Principal has selected a Sub-Advisor based on the Sub-Advisor’s experience with the investment strategy for which it was selected. The Sub-Advisor for the Money Market Fund is Principal Global Investors, LLC.*

*	Principal Management Corporation; Principal Global Investors, LLC; and Princor, the Distributor are affiliates of Principal Life Insurance Company and with it are subsidiaries of Principal Financial Group, Inc. and members of the Principal Financial Group®.

Class J Shares
Class J shares of the Fund are available through this Prospectus. This class is currently available only through registered representatives of:

•	Princor Financial Services Corporation who are also employees of Principal Life (These registered representatives are sales counselors of Principal Connection, a distribution channel used to directly market certain products and services of the companies of the Principal Financial Group.);
•	selected broker-dealers selling Class J shares in conjunction with the Principal Income IRA or 403(b) plans or health savings accounts; and
•	selected broker-dealers that have entered into a selling agreement to offer Class J shares.

For more information about Class J shares of the Funds, please call the Connection at 1-800-247-8000, extension 411.

Main Strategies and Risks
The Fund’s investment objective is described in the summary description of the Fund. The Board of Directors may change a Fund’s objective or the investment strategies without a shareholder vote if it determines such a change is in the best interests of the Fund. If there is a material change to the Fund’s investment objective or investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that a Fund will meet its objective.

The summary of the Fund also describes the Fund’s primary investment strategies (including the type or types of securities in which the Fund invests), any policy of the Fund to concentrate in securities of issuers in a particular industry or group of industries and the main risks associated with an investment in the Fund. A fuller discussion of risks appears later in the Prospectus under the caption “Certain Investment Strategies and Related Risks.”

The Fund is designed to be a portion of an investor’s portfolio. The Fund is not intended to be a complete investment program. Investors should consider the risks of the Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions. The value of your investment in a Fund changes with the value of the investments held by that Fund. Many factors affect that value, and it is possible that you may lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective. An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Market Fund.

2 RISK/RETURN SUMMARY	Principal Investors Fund
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Factors that may adversely affect a particular Fund as a whole are called “principal risks.” The principal risks of investing in the Fund are stated in the Fund’s description. These risks are more fully described in Appendix A to this prospectus.

Investment Results
A bar chart and a table are included with the description of the Fund that has annual returns for a full calendar year. They show the Fund’s annual returns and its long-term performance. The chart shows how the Fund’s performance has varied from year-to-year. The table compares the Fund’s performance over time to that of:

•	a broad-based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.).

Performance for classes of shares for periods prior to the date on which a Fund’s oldest share class began operations (as indicated in the tables on the following pages) is based on the performance of the oldest share class of the Fund, adjusted to reflect the expenses of the share class shown. The adjustments result in performance (for the period prior to the effective date of the share class shown) that is no higher than the historical performance of the oldest share class.

Call the Principal Investors Fund at 1-800-222-5852 to get the current 7-day yield for the Money Market Fund.

Fees and Expenses
The annual operating expenses for the Fund are deducted from that Fund’s assets. The Fund’s operating expenses are shown with the description of the Fund and are stated as a percentage of Fund assets.

The description of the Fund includes examples of the costs associated with investing in the Fund. The examples are intended to help you compare the cost of investing in a particular Fund with the cost of investing in other mutual funds.

NOTE:

•	No salesperson, dealer or other person is authorized to give information or make representations about a Fund other than those contained in this Prospectus. Information or representations not contained in this prospectus may not be relied upon as having been made by the Principal Investors Fund, a Fund, Principal, any Sub-Advisor, or Princor.

Principal Investors Fund	RISK/RETURN SUMMARY 3
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Money Market Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks as high a level of current income as is considered consistent with preservation of principal and maintenance of liquidity.

Investor Profile:	The Fund may be an appropriate investment for investors seeking monthly dividends without incurring much principal risk.

Main Strategies and Risks
The Fund invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which PGI believes present minimal credit risks. At the time the Fund purchases each security, it is an “eligible security” as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Fund maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Fund may sell a security before it matures:

•	to take advantage of market variations;
•	to generate cash to cover sales of Fund shares by its shareholders; or
•	upon revised credit opinions of the security’s issuer.
The sale of a security by the Fund before maturity may not be in the best interest of the Fund. The sale of portfolio securities is usually a taxable event. The Fund does have an ability to borrow money to cover the redemption of Fund shares.

It is the policy of the Fund to be as fully invested as possible to maximize current income. Securities in which the Fund invests include:

•	securities issued or guaranteed by the U.S. government, including Treasury bills, notes and bonds;
•	securities issued or guaranteed by agencies or instrumentalities of the U.S. government. These are backed either by the full faith and credit of the U.S. government or by the credit of the particular agency or instrumentality;
•	bank obligations including:

•	certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or,
•	bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.

•	commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;
•	corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Fund has 397 days or less remaining to maturity;
•	repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
•	taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Among the certificates of deposit typically held by the Fund are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Before the Sub-Advisor selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.

As with all mutual funds, the value of the Fund’s assets may rise or fall. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

4 RISK/RETURN SUMMARY	Principal Investors Fund
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Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Municipal Securities Risk
•	Fixed-Income Securities Risk
•	Eurodollar and Yankee Obligations Risk
•	U.S. Government Sponsored Securities Risk

•	Credit and Counterparty Risk

•	Liquidity Risk

•	Market Risk

•	Management Risk

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q1 ’01	1.18%
Lowest return for a quarter during the period of the bar chart above:	Q2 ’03 through Q2 ’04	0.00%

Average Annual Total Returns (%) (1)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Class J (before taxes)	3.41	2.16	2.10
Lehman Brothers U.S. Treasury Bellwethers 3 Month Index (2)	5.11	3.08	3.04

(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	Index performance does not reflect deductions for fees, expenses or taxes.

To obtain the Fund’s current yield, call 1-800-547-7754

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 5
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Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class J
Management Fees	0.38%
12b-1 Fees	0.25
Other Expenses	0.35

Total Annual Fund Operating Expenses	0.98%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class J	$200	$312	$542	1,201	$100	$312	$542	$1,201

6 RISK/RETURN SUMMARY	Principal Investors Fund
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THE COSTS OF INVESTING

Fees and Expenses of the Funds
The Class J shares of the Funds are sold without a front-end sales charge. There is no sales charge on shares purchased with reinvested dividends or other distributions.

One-time Fees

•	If you sell your Class J shares within 18 months of purchase, a contingent deferred sales charge (CDSC) may be imposed on the shares sold. The CDSC, if any, is determined by multiplying by 1.00% the lesser of the market value at the time of redemption or the initial purchase price of the shares sold.

•	The CDSC is not imposed on shares:

•	that were purchased pursuant to the Small Amount Force Out program (SAFO);
•	redeemed within 90 days after an account is re-registered due to a shareholder’s death; or
•	redeemed due to a shareholder’s disability (as defined in the Internal Revenue Code) provided the shares were purchased prior to the disability;
•	redeemed from retirement plans to satisfy minimum distribution rules under the Internal Revenue Code;
•	sold using a systematic withdrawal plan (up to 1% per month (measured cumulatively with respect to non-monthly plans) of the value of the Fund account at the time, and beginning on the date, the systematic withdrawal plan is established);
•	that were redeemed from retirement plans to satisfy excess contribution rules under the Internal Revenue Code; or
•	of the Money Market Fund redeemed within 30 days of initial purchase if the redemption proceeds are transferred to another Principal IRA, defined as either a fixed or variable annuity issued by Principal Life Insurance Company to fund an IRA, a Principal Bank IRA product, or a WRAP account IRA sponsored by Princor Financial Services Corporation.

•	An excessive trading fee* of 1.00% is charged on redemptions or exchanges of $30,000 or more if the shares were purchased within 30 days of the redemption or exchanges. The fee does not apply to redemptions from the Money Market Fund or to redemptions made: through a systematic withdrawal plan; due to a shareholder’s death or disability (as defined in the Internal Revenue Code); or to satisfy minimum distribution rules imposed by the Internal Revenue Code. The fee is calculated as a percentage of market value of the shares redeemed or exchanged at the time of the shares’ redemption.

Ongoing Fees
Ongoing fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

The Fund pays ongoing fees to Principal and others who provide services to the Fund. These fees include:

•	Management Fee — Through the Management Agreement with the Fund, Principal has agreed to provide investment advisory services and corporate administrative services to the Fund.

•	Distribution Fee — The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 for its Class J shares. Under the plan, the Class J shares of the Fund pays a distribution fee based on the average daily net asset value (NAV) of the Fund. These fees pay distribution and other expenses for the sale of Fund shares and for services provided to shareholders. Because they are ongoing fees, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

•	Transfer Agent Fee — Principal Shareholder Services, Inc. (“PSS”) has entered into a Transfer Agency Agreement with the Fund under which PSS provides transfer agent services to the Class J shares of the Fund. These services are currently provided at cost.

Class J shares of the Fund also pay expenses of registering and qualifying shares for sale, the cost of producing and distributing reports and prospectuses to Class J shareholders, the cost of shareholder meetings held solely for Class J shares, and other operating expenses of the Fund.

Principal Investors Fund	THE COSTS OF INVESTING 7
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DISTRIBUTION PLANS AND INTERMEDIARY COMPENSATION

The Fund has adopted a 12b-1 Plan for the Class J shares of the Fund. Under the 12b-1 Plan, the Fund may make payments from its assets attributable to the particular share class to the Fund’s Distributor for distribution-related expenses and for providing services to shareholders of that share class. Because Rule 12b-1 fees are ongoing fees, over time they will increase the cost of an investment in the Fund and may cost more than paying other types of sales charges.

The Distributor for Class J shares of Principal Investors Fund is Princor, a wholly owned subsidiary of Principal. The term “Distributor” as used in this section refers to Princor.

The maximum annual Rule 12b-1 distribution and/or service fee (as a percentage of average daily net assets) for the Money Market Fund is 0.25%.

Payments under the 12b-1 plans will not automatically terminate for funds that are closed to new investors or to additional purchases by existing shareholders. The fund Board will determine whether to terminate, modify or leave unchanged the 12b-1 plan at the time the board directs the implementation of the closure of the fund.

The proceeds from the Rule 12b-1 fees paid by Class J shareholders, together with any applicable contingent deferred sales charge, are paid to the Distributor. The Distributor generally uses these fees to finance any activity that is primarily intended to result in the sale of shares. Examples of such expenses include compensation to salespeople and selected dealers (including financing the commission paid to the dealer at the time of the sale), printing of prospectuses and statements of additional information and reports for other than existing shareholders, and preparing and conducting sales seminars. The Distributor also uses the fees to provide services to existing shareholders, including without limitation, services such as furnishing information as to the status of shareholder accounts, responding to telephone and written inquiries of shareholders, and assisting shareholders with tax information.

Payments to Investment Representatives and Their Firms. Financial intermediaries market and sell shares of the Funds. These financial intermediaries receive compensation from the Distributor and its affiliates for selling shares of the Funds and/or providing services to the Funds’ shareholders. Financial intermediaries may include, among others, broker-dealers, registered investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators, and insurance companies. Investment Representatives who deal with investors on an individual basis are typically associated with a financial intermediary. The Distributor and its affiliates may fund this compensation from various sources, including any sales charge and/or Rule 12b-1 Plan fee that the shareholder or the Funds pay to the Distributor. Individual Investment Representatives may generally receive some or all of the amounts paid to the financial intermediary with which he or she is associated.

Affiliates of Princor provide services (such as keeping records of participant accounts) to retirement plans. Princor may pay a bonus or other consideration or incentive to dealers when a participant in such a retirement plan establishes a rollover individual retirement account with the assistance of a Princor registered representative, if the dealer sold the funding vehicle the retirement plan utilizes. The dealer may pay to its Investment Representatives some or all of the amounts Princor pays to the dealer.

Princor may, from time-to-time, at its expense or through use of amounts it receives from the Fund through a distribution plan adopted pursuant to Rule 12b-1 of the Investment Company Act of 1940, if applicable, pay a bonus or other consideration or incentive to dealers who have sold or may sell significant amounts of shares. Any such bonus or incentive program will not change the price paid by investors for the purchase of the Funds’ shares or the amount that any particular Fund receives as the proceeds from such sales. In addition, Princor or its affiliates may provide financial support to dealers that sell shares of the Funds. This support is based primarily on the amount of sales of fund shares and/or total assets in the Funds. The amount of support may be affected by total sales; net sales; levels of redemptions; the dealers’ support of, and participation in, Princor’s marketing programs and the extent of a dealer’s marketing programs relating to the Funds. Financial support to dealers may be made from payments from Princor’s resources, from its retention of underwriting concessions and, in the case of share classes that have 12b-1 fees, from payments to Princor under such plans.

8 DISTRIBUTION PLANS AND INTERMEDIARY COMPENSATION	Principal Investors Fund
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CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS

The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.

Securities and Investment Practices
Market Volatility. Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Interest Rate Changes. Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

Credit Risk. Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. The investments in which the Fund invests are U.S. dollar denominated securities which the sub-advisor believes present minimal credit risks.

Repurchase Agreements and Loaned Securities
Although not a principal investment strategy, the Fund may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association, or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by a Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

Each of the Funds may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions. These transactions involve a risk of loss to the Fund if the counterparty should fail to return such securities to the Fund upon demand or if the counterparty’s collateral invested by the Fund declines in value as a result of the investment losses.

Foreign Investing
The Fund may invest in securities of foreign companies but not as a principal investment strategy. For the purpose of this restriction, foreign companies are:

•	companies with their principal place of business or principal office outside the U.S.;
•	companies for which the principal securities trading market is outside the U.S.; and
•	companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced or sales made outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Fund seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If a Fund is unable to make intended security

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purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund’s investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, or currency convertibility or exchange rates could result in investment losses for a Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.

Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a Fund’s portfolio. A Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

A Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.

Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:

•	increased social, political, and economic instability;
•	a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
•	lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
•	foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
•	relatively new capital market structure or market-oriented economy;
•	the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
•	restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
•	possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Small and Medium Capitalization Companies
The Fund may hold securities of small and medium capitalization companies but not as a principal investment strategy. Market capitalization is defined as total current market value of a company’s outstanding common stock.

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Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company’s growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company’s management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.

Portfolio Turnover
“Portfolio Turnover” is the term used in the industry for measuring the amount of trading that occurs in a Fund’s portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year. Funds that engage in active trading may have high portfolio turnover. No turnover rate can be calculated for the Money Market Fund because of the short maturities of the securities in which it invests.

Principal Investors Fund	CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS 11
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MANAGEMENT OF THE FUNDS

The Manager
Principal Management Corporation (“Principal”) serves as the manager for the Fund. Through the Management Agreement with the Fund, Principal provides investment advisory services and certain corporate administrative services for the Fund.

Principal is an indirect subsidiary of Principal Financial Group, Inc. and has managed mutual funds since 1969. Principal’s address is Principal Financial Group, Des Moines, Iowa 50392.

The Sub-Advisors
Principal has signed a contract with the Sub-Advisor, under which, the Sub-Advisor agrees to assume the obligations of Principal to provide investment advisory services for the Fund. For these services, the Sub-Advisor is paid a fee by Principal. Information regarding the Sub-Advisor and individual portfolio managers is set forth below. The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in each of the Funds.

Sub-Advisor:	Principal Global Investors, LLC (“PGI”) is an indirect wholly owned subsidiary of Principal Life Insurance Company, an affiliate of Principal, and a member of the Principal Financial Group. PGI manages equity, fixed-income, and real estate investments primarily for institutional investors, including Principal Life. PGI’s headquarters address is 801 Grand Avenue, Des Moines, IA 50392. It has other primary asset management offices in New York, London, Sydney, and Singapore.

The day-to-day portfolio management is shared by two or more portfolio managers. In each such case, except where noted below, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Money Market	Tracy Reeg Alice Robertson

Tracy Reeg. Ms. Reeg is a portfolio manager at PGI. She is involved in the portfolio management of money market portfolios. She joined the firm in 1993 and began trading and portfolio management duties in 2000. Ms. Reeg earned a Bachelor’s degree in Finance from the University of Northern Iowa. She is a member of the Life Office Management Association (LOMA) and is a Fellow of the Life Management Institute (FLMI).

Alice Robertson. Ms. Robertson is a trader for PGI on the corporate fixed-income trading desk. She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Previously, Ms. Robertson was an assistant vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master’s degree in Finance and Marketing from DePaul University and her Bachelor’s degree in Economics from Northwestern University.

Duties of Principal and Sub-Advisors
Principal or the Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund’s investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

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Fees Paid to Principal
The Fund pays Principal a fee for its services, which includes any fee Principal pays to the Sub-Advisor. The fee the Fund paid (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2007 was 0.38%.

A discussion regarding the basis for the Board of Directors approving the management agreement with Principal and the sub-advisory agreement with the Sub-Advisor is available in the semi-annual report to shareholders for the period ended April 30, 2007 and in the annual report to shareholders for the fiscal year ended October 31, 2007.

Under an order received from the SEC, the Fund and Principal, may enter into and materially amend agreements with Sub-Advisors, other than those affiliated with Principal, without obtaining shareholder approval. For any Fund that is relying on that order, Principal may, without obtaining shareholder approval:

•	hire one or more Sub-Advisors;
•	change Sub-Advisors; and
•	reallocate management fees between itself and Sub-Advisors.

Principal has ultimate responsibility for the investment performance of each Fund that utilizes a Sub-Advisor due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination, and replacement. No Fund will rely on the order until it receives approval from its shareholders or, in the case of a new Fund, the Fund’s sole initial shareholder before the Fund is available to the other purchasers, and the Fund states in its prospectus that it intends to rely on the order.

The shareholders of each of the Funds have approved the Fund’s reliance on the order; however, the Money Market Fund does not intend to rely on the order.

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PRICING OF FUND SHARES

Each Fund’s shares are bought and sold at the current share price. The share price of each class of each Fund is calculated each day the New York Stock Exchange (“NYSE”) is open (shares are not priced on the days on which the NYSE is closed for trading, generally New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas). The share price is determined as of the close of business of the NYSE (normally 3:00 p.m. Central Time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received in good order by us at our transaction processing center in Canton, Massachusetts. In order for us to process your purchase order on the day it is received, we must receive the order (with complete information):

•	on a day that the NYSE is open and
•	prior to the close of trading on the NYSE (normally 3 p.m. Central Time).

Orders received after the close of the NYSE or on days that the NYSE is not open will be processed on the next day that the NYSE is open for normal trading.

If we receive an application or purchase request for a new mutual fund account or subsequent purchase into an existing account that is accompanied by a check and the application or purchase request does not contain complete information, we may hold the application (and check) for up to two business days while we attempt to obtain the necessary information. If we receive the necessary information within two business days, we will process the order using the next share price calculated. If we do not receive the information within two business days, the application and check will be returned to you.

The securities of the Money Market Fund are valued at amortized cost. The calculation procedure is described in the Statement of Additional Information.

NOTES:

•	If market quotations are not readily available for a security owned by a Fund, its fair value is determined using a policy adopted by the Directors. Fair valuation pricing is subjective and creates the possibility that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.
•	A Fund’s securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. Generally, the values of foreign securities used in computing a Fund’s NAV are the market quotations as of the close of the foreign market. Foreign securities and currencies are also converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The Fund has adopted policies and procedures to “fair value” some or all securities held by a Fund if significant events occur after the close of the market on which the foreign securities are traded but before the Fund’s NAV is calculated. Significant events can be specific to a single security or can include events that affect a particular foreign market or markets. A significant event can also include a general market movement in the U.S. securities markets. If Principal believes that the market value of any or all of the foreign securities is materially affected by such an event, the securities will be valued, and the Fund’s NAV will be calculated, using the policy adopted by the Fund. These fair valuation procedures are intended to discourage shareholders from investing in the Fund for the purpose of engaging in market timing or arbitrage transactions.

The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Fund may change on days when shareholders are unable to purchase or redeem shares.

•	Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

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PURCHASE OF FUND SHARES

Fill out the Principal Investors Fund (or the IRA, SEP or SIMPLE) application completely. You must include:

•	the name you want to appear on the account;

•	the Principal Investors Fund(s) in which you want to invest (Money Market);

•	the amount of the investment;
•	your Social Security number; and
•	other required information.

The Fund requires a minimum initial investment of $1,000. Subsequent investment minimums are $100.

•	The Funds may reject or cancel any purchase orders for any reason. For example, the Funds do not permit market timing because short-term or other excessive trading into and out of the Funds may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Funds may reject any purchase orders from market timers or investors that, in Principal’s opinion, may be disruptive to the Funds. For these purposes, Principal may consider an investor’s trading history in the Funds or other Funds sponsored by Principal Life and accounts under common ownership or control. Principal may recommend to the Board, and the Board may elect, to close certain funds to new and existing investors.

•	If you are making an initial purchase of Principal Investors Funds of $1,000,000 or more and have selected Class J shares, the purchase will be of Class A shares of the Fund(s) you have selected.

To eliminate the need for safekeeping, the Fund will not issue certificates for shares. The Fund may periodically close to new purchases of shares or refuse any order to buy shares if Principal determines that doing so would be in the best interests of the Fund and its shareholders.

Accounts with foreign addresses cannot be established. If an existing shareholder with a U.S. address moves to a foreign location and updates the address on the shareholder’s account, we are unable to process any purchases or exchanges on that account.

Payment. Payment for shares of the Funds purchased as a direct rollover IRA is made by the retirement plan trustees. Payment for other shares is generally made via personal check or cashiers check. We consider your purchase of Fund shares by check to be your authorization to make an automated clearing house (“ACH”) debit entry to your account. Shares purchased by check may be sold only after the check has cleared your bank, which may take up to 7 calendar days.

Your Investment Representative can help you buy shares of the Funds by mail, through bank wire, direct deposit or Automatic Investment Plan. Contact the Fund at 1-800-222-5852 to obtain bank wire instructions. No wires are accepted on days when the NYSE is closed or when the Federal Reserve is closed (because the bank that would receive your wire is closed).

Direct Deposit
Your Investment Representative can help you make a Direct Deposit from your paycheck (if your employer approves) or from a government allotment. Direct Deposit allows you to deposit automatically all or part of your paycheck (or government allotment) to your Principal Investors Fund account(s). You will receive a Direct Deposit Authorization Form to give to your employer or the governmental agency (either of which may charge a fee for this service). Shares will be purchased on the day the ACH notification is received by Wells Fargo, N.A. On days when the NYSE is closed, but the bank receiving the ACH notification is open, your purchase will be priced at the next calculated share price.

Automatic Investment Plan
Your Investment Representative can help you establish an Automatic Investment Plan. You may make regular monthly investments with automatic deductions from your bank or other financial institution account. You select the day of the month the deduction is to be made. If that date is a non-trading day, we will process the deduction on the next trading day. If the next trading day falls in the next month or year, we will process the deduction on the day prior to your selected day. The minimum initial investment is waived if you set up an Automatic Investment Plan when you open your account. Minimum monthly purchase is $100 per Fund.

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REDEMPTION OF FUND SHARES

After you place a sell order in proper form, shares are sold using the next share price calculated. The amount you receive will be reduced by any applicable CDSC or excessive trading fee. There is no additional charge for a sale of shares however, you will be charged a $10 wire fee if you have the sale proceeds wired to your bank. Generally, the sale proceeds are sent out on the next business day* after the sell order has been placed. It may take additional business days for your financial institution to post this payment to your account at that financial institution. At your request, the check will be sent overnight (a $15 overnight fee will be deducted from your account unless other arrangements are made). A Fund can only sell shares after your check making the Fund investment has cleared your bank, which may take up to 7 calendar days. A sell order from one owner is binding on all joint owners.
*  a day when the NYSE is open for normal business

Distributions from IRA, SEP, SIMPLE, and SAR-SEP accounts may be taken as:

•	lump sum of the entire interest in the account,
•	partial interest in the account, or
•	periodic payments of either a fixed amount or an amount based on certain life expectancy calculations.
Tax penalties may apply to distributions before the participant reaches age 59 1/2.

Selling shares may create a gain or a loss for federal (and state) income tax purposes. You should maintain accurate records for use in preparing your income tax returns.

Generally, sales proceeds checks are:

•	payable to all owners on the account (as shown in the account registration) and
•	mailed to the address on the account (if not changed within last 30 days) or previously authorized bank account.

For other payment arrangements, please call Principal Investors Fund. You should also call Principal Investors Fund for special instructions that may apply to sales from accounts:

•	when an owner has died;
•	for certain employee benefit plans; or
•	owned by corporations, partnerships, agents, or fiduciaries.

Payment for shares sold is generally sent the business day after the sell order is received. Under unusual circumstances, Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

CDSC-Free withdrawal privilege. Sales may be subject to a CDSC. Redemption of Class J shares made through a systematic withdrawal plan in an amount of up to 1.00% per month (measured cumulatively with respect to non-monthly plans) of the value of the Fund account at the time, and beginning on the date, the systematic withdrawal plan is established) may be made without a CDSC. The free withdrawal privilege not used in a calendar year is not added to the free withdrawal privileges for any following year.

Sell shares by mail:

•	Send a distribution form (available at PrincipalFunds.com or by calling 1-800-222-5852) which is signed by the owner/owners of the account to:
Principal Funds
P.O. Box 55904
Boston, MA 02205

•	A Medallion Signature Guarantee* will be required if the:

•	sell order is for more than $100,000;
•	check is being sent to an address other than the account address;
•	account address has been changed within 30 days of the sell order; or
•	check is payable to a party other than the account shareholder(s), Principal Life or a retirement plan trustee or custodian that has agreed in writing to accept a transfer of assets from the Fund.

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*	If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member or brokerage firm. A signature guarantee by a notary public or savings bank is not acceptable.

Sell shares in amounts of $100,000 or less by telephone

•	The combined amount requested from all funds to which the redemption request relates is $100,000 or less.
•	The address on the account must not have been changed within the last 30 days and telephone privileges must apply to the account from which the shares are being sold.
•	If our phone lines are busy, you may need to send in a written sell order.
•	To sell shares the same day, the order must be received in good order before the close of normal trading on the NYSE (generally 3:00 p.m. Central Time).
•	Telephone redemption privileges are NOT available for Principal Investors Fund 403(b) plans, inherited IRAs, corporate accounts, and certain employee sponsored benefit plans.
•	If previously authorized, checks can be sent to a shareholder’s U.S. bank account.

Systematic withdrawal plans
You may set up a systematic withdrawal plan on a monthly, quarterly, semiannual or annual basis to:

•	sell enough shares to provide a fixed amount of money ($100 minimum amount; the required minimum is waived to the extent necessary to meet required minimum distributions as defined by the Internal Revenue Code);
•	pay insurance or annuity premiums or deposits to Principal Life (call us for details); and
•	provide an easy method of making monthly installment payments (if the service is available from your creditor who must supply the necessary forms).

You can set up a systematic withdrawal plan by:

•	completing the applicable section of the application; or
•	sending us your written instructions; or
•	calling us if you have telephone privileges on the account (telephone privileges may not be available for all types of accounts).

Your systematic withdrawal plan continues until:

•	you instruct us to stop; or
•	your Fund account balance is zero.

When you set up the withdrawal plan, you select which day you want the sale made (if none is selected, the sale will be made on the 15th of the month). If the selected date is not a trading day, the sale will take place on the preceding trading day (if that day falls in the month or year prior to your selected date, the transaction will take place on the next trading day after your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.

Sales made under your systematic withdrawal plan will reduce and may eventually exhaust your account. The Funds do not normally accept purchase payments while a systematic withdrawal plan is in effect (unless the purchase represents a substantial addition to your account).

The Fund from which the systematic withdrawal is made makes no recommendation as to either the number of shares or the fixed amount that you withdraw.

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EXCHANGE OF FUND SHARES

Your shares in the Funds may be exchanged without a sales charge for the same class of any other Principal Investors Fund.

•	The CDSC, if any, is not charged on exchanges. However, the original purchase date of the shares from which an exchange is made is used to determine if newly acquired shares are subject to the CDSC when they are sold.
•	An exchange fee is imposed on exchanges of $30,000 or more if the exchanged shares were purchased within 30 days of the date of the exchange.

You may exchange shares by:

•	sending a written request to:
Principal Funds
P.O. Box 55904
Boston, MA 02205

•	completing an Exchange Authorization Form (available on PrincipalFunds.com or by calling 1-800-222-5852).
•	via the Internet at www.principal.com.
•	calling us, if you have telephone privileges on the account.

Automatic Exchange Election
This election authorizes an exchange from one Principal Investors Fund to another on a monthly, quarterly, semiannual or annual basis. You can set up an automatic exchange by:

•	completing an automatic Exchange Election form available on www.principalfunds.com,
•	completing the Automatic Exchange Election section of the application,
•	calling us if telephone privileges apply to the account from which the exchange is to be made, or
•	sending us your written instructions.

Your automatic exchange continues until:

•	you instruct us to stop by calling us if telephone privileges apply to the account or by sending us your written instructions; or
•	your Fund account balance is zero.

You may specify the day of the exchange (if none is selected, the exchange will be made on the 15th of the month). If the selected day is not a trading day, the sale will take place on the preceding trading day (if that day falls in the month or year prior to your selected date, the transaction will take place on the next trading day after your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.

General

•	An exchange by any joint owner is binding on all joint owners.
•	If you do not have an existing account in the Fund to which the exchange is being made, a new account is established. The new account has the same owner(s), dividend and capital gain options and dealer of record as the account from which the shares are being exchanged.
•	All exchanges are subject to the minimum investment and eligibility requirements of the Fund being acquired.
•	You may acquire shares of a Fund only if its shares are legally offered in your state of residence.
•	For an exchange to be effective the day we receive your instruction, we must receive the instruction in good order at our transaction processing center in Canton, Massachusetts before the close of normal trading on the NYSE (generally 3 p.m. Central Time).

When money is exchanged or transferred from one account registration or tax identification number to another, the account holder is relinquishing his or her rights to the money. Therefore exchanges and transfers can only be accepted by telephone if the exchange (transfer) is between:

•	accounts with identical ownership,
•	an account with a single owner to one with joint ownership if the owner of the single owner account is also an owner of the account with joint ownership,

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•	a single owner to a Uniform Transfer to Minors Act (“UTMA”) account if the owner of the single owner account is also the custodian on the UTMA account, or
•	a single or jointly owned account to an IRA account to fund the yearly IRA contribution of the owner (or one of the owners in the case of a jointly owned account).

The exchange is treated as a sale of shares for federal (and state) income tax purposes and may result in a capital gain or loss. Income tax rules regarding the calculation of cost basis may make it undesirable in certain circumstances to exchange shares within 90 days of their purchase.

Fund shares used to fund an employee benefit plan may be exchanged only for shares of other Principal Investors Funds available to employee benefit plans. Such an exchange must be made by following the procedures provided in the employee benefit plan and the written service agreement.

Principal Investors Fund	EXCHANGE OF FUND SHARES 19
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DIVIDENDS AND DISTRIBUTIONS

Dividends are based on estimates of income, expenses, and shareholder activity for the Fund. Actual income, expenses, and shareholder activity may differ from estimates; consequently, differences, if any, will be included in the calculation of subsequent dividends. The Funds pay their net investment income to shareholders of record on the business day prior to the payment date.

The Money Market Fund declares dividends of all its daily net investment income each day its shares are priced. The dividends are paid daily and are automatically reinvested back into additional shares of the Fund. You may ask to have your dividends paid to you monthly in cash. These cash payments are made on the 20th of each month (or previous business day.)

The Money Market Fund does not seek to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends.

Dividend and capital gains distributions will be reinvested, without a sales charge, in shares of the Fund from which the distribution is paid. However, you may authorize the distribution to be:

•	invested in shares of another Principal Investors Fund without a sales charge (distributions of a Fund may be directed only to one receiving Fund); or
•	paid in cash, if the amount is $10 or more.

Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. Special tax rules apply to Fund distributions to Individual Retirement Accounts and other retirement plans. A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state, and local taxes. A Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased.

To the extent that distributions the Funds pay are derived from a source other than net income (such as a return of capital), a notice will be included in your quarterly statement pursuant to Section 19(a) of the Investment Company Act of 1940, as amended, and Rule 19a-1 disclosing the source of such distributions. Furthermore, such notices shall be posted monthly on our web site at www.principalfunds.com. You may request a copy of all such notices, free of charge, by telephoning 1-800-222-5852. The amounts and sources of distributions included in such notices are estimates only and you should not rely upon them for purposes of reporting income taxes. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders how to report these distributions for federal income tax purposes.

20 DIVIDENDS AND DISTRIBUTIONS	Principal Investors Fund
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FUND ACCOUNT INFORMATION

Statements
You will receive quarterly statements. The statements provide the number and value of shares you own, transactions during the period, dividends declared or paid and other information. The year-end statement includes information for all transactions that took place during the year. Please review your statement as soon as you receive it. Keep your statements as you may need them for tax reporting purposes.

Generally, each time you buy, sell or exchange shares in the Principal Investors Fund, you will receive a confirmation in the mail shortly thereafter. It summarizes all the key information — what you bought or sold, the amount of the transaction, and other vital data.

Certain purchases and sales are only included on your quarterly statement. These include accounts:

•	when the only activity during the quarter:

•	is purchase of shares from reinvested dividends and/or capital gains;
•	are purchases under an Automatic Investment Plan;
•	are sales under a Systematic Withdrawal Plan; or
•	are purchases or sales under an Automatic Exchange Election.

•	used to fund certain individual retirement or individual pension plans; or
•	established under a payroll deduction plan.

If you need information about your account(s) at other times, you may:

•	access your account on the internet at www.principal.com,
•	call our Automated Telephone System, 7 days a week, 24 hours a day at 1-800-222-5852, option 1, or
•	call us at 1-800-222-5852. (Our office generally is open Monday through Friday between 7 a.m. and 7 p.m. Central Time).

Orders Placed by Intermediaries
Principal Investors Fund may have an agreement with your intermediary, such as a broker-dealer, third party administrator or trust company, that permits the intermediary to accept orders on behalf of the Fund until 3 p.m. Central Time. The agreement may include authorization for your intermediary to designate other intermediaries (“sub-designees”) to accept orders on behalf of the Fund on the same terms that apply to the intermediary. In such cases, if your intermediary or a sub-designee receives your order in correct form by 3 p.m. Central Time, transmits it to the Fund and pays for it in accordance with the agreement, the Fund will price the order at the next NAV it computes after your intermediary or sub-designee received your order.

Note: The time at which the Fund prices orders and the time until which the Fund or your intermediary or sub-designee will accept orders may change in the case of an emergency or if the New York Stock Exchange closes at a time other than 3 p.m. Central Time.

Signature Guarantees
Certain transactions require a Medallion Signature Guarantee. If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member or brokerage firm. A signature guarantee by a notary public or savings bank is not acceptable. Signature guarantees are required:

•	if you sell more than $100,000 from any one Fund;
•	if a sales proceeds check is payable to other than the account shareholder(s), Principal Life or Principal Bank;
•	to change ownership of an account;
•	to add wire privileges to an existing account;
•	to change bank account information designated under an existing systematic withdrawal plan;
•	to exchange or transfer among accounts with different ownership; and
•	to have a sales proceeds check mailed to an address other than the address on the account or to the address on the account if it has been changed within the preceding 30 days.

Principal Investors Fund	FUND ACCOUNT INFORMATION 21
www.principal.com

Special Plans
The Fund reserves the right to amend or terminate the special plans described in this prospectus. Such plans include automatic investment, systematic withdrawal, waiver of Fund minimums for certain accounts and waiver or reduction of the contingent deferred sales charge for certain purchasers. You will be notified of any such action to the extent required by law.

Minimum Account Balance
Generally, the Fund does not have a minimum required balance. Because of the disproportional high cost of maintaining small accounts, the Fund reserves the right to set a minimum and sell all shares in an account with a value of less than $300. The sales proceeds would then be mailed to you. These involuntary sales will not be triggered just by market conditions. If the Fund exercises this right, you will be notified that the redemption is going to be made. You will have 30 days to make an additional investment and bring your account up to the required minimum. The Fund reserves the right to increase the required minimum.

Telephone and Internet Instructions
The Fund reserves the right to refuse telephone and/or internet instructions. You are liable for a loss resulting from a fraudulent telephone or internet instruction that we reasonably believe is genuine. We use reasonable procedures to assure instructions are genuine. If the procedures are not followed, we may be liable for loss due to unauthorized or fraudulent transactions. The procedures include: recording all telephone instructions, requiring the use of a Personal Identification Number, requesting personal identification information (name, address, phone number, social security number, birth date, security phrase, etc.) and sending written confirmation to the shareholder’s address of record.

Instructions received from one owner is binding on all owners. In the case of an account owned by a corporation or trust, instructions received from an authorized person are binding on the corporation/trust unless we have a written notification requiring that written instructions be executed by more than one authorized person.

Householding
To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. If you want to receive multiple copies of these materials, you may call the Fund at 1-800-222-5852. You may notify the Fund in writing. Individual copies of prospectuses and reports will be sent to you within thirty (30) days after the Fund receives your request to stop householding.

Multiple Translations
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

Procedures for Opening an Account
To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to verify your identity. We may also ask to see your driver’s license or other identifying documents.

If concerns arise with verification of your identification, no transactions, other than redemptions, will be permitted while we attempt to reconcile the concerns. If we are unable to verify your identify on a timely basis, we may close your account or take such other action as we deem appropriate.

Financial Statements
Shareholders will receive annual financial statements for the Funds, audited by the Funds’ independent registered public accounting firm, Ernst & Young LLP. Shareholders will also receive a semiannual financial statement that is unaudited.

22 FUND ACCOUNT INFORMATION	Principal Investors Fund
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PORTFOLIO HOLDINGS INFORMATION

The Fund will publish month-end portfolio holdings information for the Funds described in this Prospectus on the principal.com website and the PrincipalFunds.com website on the last business day of the following month. The information will include all of each Fund’s holdings, and may include information regarding the top ten holdings as well. The information will remain on the website until the Fund files portfolio holding information with the SEC for a period that includes the date on which the holdings are published on the websites. Also, from time to time, information relating to the impact of specific events, such as national disasters, corporate debt defaults, or similar events, on a Fund’s portfolio will be published on the website. In addition, composite portfolio holdings information for the Money Market Fund is published each week as of the prior week on the principalglobal.com website.

Third parties who need portfolio holdings information to provide services to the Funds may be provided such information prior to its posting on the website, solely for legitimate business purposes and subject to confidentiality agreements. A description of the Funds’ policies and procedures with respect to the disclosure of the portfolio securities is available in the Funds’ Statement of Additional Information.

Principal Investors Fund	PORTFOLIO HOLDINGS INFORMATION 23
www.principal.com

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions).

The financial statements for the Fund were audited by Ernst & Young LLP, whose report, along with the financial statements, is included in the most recent annual report for the Fund. To receive a copy of the latest annual or semiannual report for the Fund, you may telephone 1-800-222-5852.

24 FINANCIAL HIGHLIGHTS	Principal Investors Fund
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Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
MONEY MARKET FUND
Class J shares
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.04	0.04	0.02	–	–

Total From Investment Operations	0.04	0.04	0.02	–	–
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.04)	(0.04)	(0.02)	–	–

Total Dividends and Distributions	(0.04)	(0.04)	(0.02)	–	–

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(b)	4.46%	3.82%	1.79%	0.08%	0.06%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$186,246	$157,486	$143,460	$132,551	$95,332
Ratio of Expenses to Average Net Assets	0.98%	1.11%	1.15%	1.17%	1.21%
Ratio of Gross Expenses to Average Net Assets(c)	–%	1.11%	1.15%	1.43%	1.54%
Ratio of Net Investment Income to Average Net Assets	4.37%	3.76%	1.78%	0.09%	0.04%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return is calculated without the contingent deferred sales charge.

(c)	Reflects Manager’s contractual expense limit.

ADDITIONAL INFORMATION

Additional information about the Fund (including the Fund’s policy regarding the disclosure of portfolio securities) is available in the Statement of Additional Information dated February 29, 2008, which is incorporated by reference into this prospectus. Additional information about the Funds’ investments is available in the Fund’s annual and semiannual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year. The Statement of Additional Information and the Fund’s annual and semi-annual reports can be obtained free of charge by writing Principal Funds, P.O. Box 55904, Boston, MA 02205. In addition, the Fund makes its Statement of Additional Information and annual and semi-annual reports available, free of charge, on our website at www.principal.com. To request this and other information about the Fund and to make shareholder inquiries, telephone 1-800-222-5852.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission’s internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

The U.S. government does not insure or guarantee an investment in any of the Funds. There can be no assurance that the Money Market Fund will be able to maintain a stable share price of $1.00 per share.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Funds federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

Principal Investors Fund, Inc. SEC File 811-07572

Principal Investors Fund	ADDITIONAL INFORMATION 25
www.principal.com

APPENDIX A

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Fund changes with the value of the investments held by that Fund. Many factors affect that value, and it is possible that you may lose money by investing in the Funds. Factors that may adversely affect a particular Fund as a whole are called “principal risks.” The principal risks of investing in the Funds are stated above in the Fund’s description. Each of these risks is summarized below. Additional information about the Funds, their investments, and the related risks is located under “Certain Investment Strategies and Related Risks” and in the Statement of Additional Information.

Credit and Counterparty Risk
Each of the funds is subject to the risk that the issuer or guarantor of a fixed-income security or other obligation, the counterparty to a derivatives contract or repurchase agreement, or the borrower of a portfolio’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

Eurodollar and Yankee Obligations Risk
Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that a foreign government will not let U.S. dollar-denominated assets leave the country, the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks, and adverse political or economic developments will affect investments in a foreign country.

Fixed-Income Securities Risk
Fixed-income securities are generally subject to two principal types of risks: interest rate risk and credit quality risk.

Interest Rate Risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline.

Credit Quality Risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by a fund may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest.

Liquidity Risk
A fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the fund’s ability to sell particular securities or close derivative positions at an advantageous price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management Risk
Each of the funds is actively managed by its investment advisor or sub-advisor(s). The performance of a fund that is actively managed will reflect in part the ability of the advisor or sub-advisor(s) to make investment decisions that are suited to achieving the fund’s investment objective. If the advisor’s or sub-advisor(s)’ strategies do not perform as expected, a fund could underperform other mutual funds with similar investment objectives or lose money.

Market Risk
The value of a fund’s portfolio securities may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and

26 APPENDIX A	Principal Investors Fund
1-800-222-5852

down in value more than bonds. If the fund’s investments are concentrated in certain sectors, its performance could be worse than the overall market. It is possible to lose money when investing in the fund.

Municipal Securities Risk
Principal and interest payments of municipal securities may not be guaranteed by the issuing body and may be payable only from a particular source. If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and may be temporarily affected by large purchases and sales, including those of funds investing in such securities. Funds that invest in municipal securities are also subject to the risk that some or all of the interest they receive from such securities might become taxable by law or determined by the Internal Revenue Service (or the relevant state’s tax authority) to be taxable, in which event the value of such funds’ investments would likely decline.

U.S. Government Sponsored Securities Risk
A fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks. Although the issuing agency, instrumentality, or corporation may be chartered or sponsored by the U.S. government, its securities are not issued or guaranteed by the U.S. Treasury.

Principal Investors Fund	APPENDIX A 27
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APPENDIX B

DEFINITIONS OF THE INDICES REFERENCED IN THIS PROSPECTUS

The performance table included in the prospectus provides performance information of an index. This index is described in this appendix. An investment cannot be made directly in the index and the index’s performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the index.

Lehman Brothers U.S. Treasury Bellwethers 3 Month Index is composed of public obligations of the U.S. Treasury with a maturity of three months.

28 APPENDIX B	Principal Investors Fund
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PRINCIPAL INVESTORS FUND, INC.
Effective June 13, 2008, this fund will be known as Principal Funds, Inc.

FUNDS
Bond & Mortgage Securities Fund
LargeCap Value Fund
Principal LifeTime Strategic Income Fund
Principal LifeTime 2010 Fund
Principal LifeTime 2020 Fund
Principal LifeTime 2030 Fund
Principal LifeTime 2040 Fund
Principal LifeTime 2050 Fund

SELECT CLASS SHARES
Effective June 13, 2008, this Class will be known as R-4.

The date of this Prospectus is February 29, 2008.

As with all mutual funds, neither the Securities and Exchange Commission (“SEC”) nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

2	Principal Investors Fund
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RISK/RETURN SUMMARY

Principal Investors Fund, Inc. (the “Fund” or “PIF” together, the “Funds”) offers many investment portfolios. Princor Financial Services Corporation* (“Princor”) is the Fund’s principal underwriter for Select Class shares. Principal Management Corporation* (“Principal”), the manager of each of the Funds, seeks to provide a broad range of investment approaches through the Principal Investors Fund. Principal Investors Funds, Inc. will be changing its name to Principal Funds, Inc. effective June 13, 2008. Principal has selected a Sub-Advisor for each Fund based on the Sub-Advisor’s experience with the investment strategy for which it was selected. Principal has selected Principal Global Investors, LLC* to sub-advise the funds offered through this prospectus.

* Principal Management Corporation; Principal Global Investors, LLC; Princor Financial Services Corporation; and Spectrum Asset Management, Inc. are affiliates of Principal Life Insurance Company and with it are subsidiaries of Principal Financial Group, Inc. and members of the Principal Financial Group®.

Through this prospectus, the Funds offer one class of shares, which may be purchased through retirement plans. Such plans may impose fees in addition to those charged by the Funds. The services available to you may vary depending upon how you wish to purchase shares of the Fund.

In the description for each Fund, there is important information about the Fund’s:

Main Strategies and Risks
These sections describe each Fund’s investment objective and summarize how each Fund intends to achieve its investment objective. The Board of Directors may change a Fund’s objective or investment strategies without a shareholder vote if it determines such a change is in the best interests of the Fund. If there is a material change to the Fund’s investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that a Fund will meet its objective.

The sections also describe each Fund’s primary investment strategies (including the type or types of securities in which the Fund invests), any policy of the Fund to concentrate in securities of issuers in a particular industry or group of industries and the main risks associated with an investment in the Fund. A fuller discussion of risks appears later in the Prospectus under the caption “Certain Investment Strategies and Related Risks.”

Each Fund may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic, or political conditions as more fully described under the caption “Certain Investment Strategies and Related Risks–Temporary Defensive Measures.”

Each Fund is designed to be a portion of an investor’s portfolio. None of the Funds is intended to be a complete investment program. Investors should consider the risks of each Fund before making an investment and be prepared to bear investment losses during periods of adverse market conditions. The value of your investment in a Fund changes with the value of the investments held by that Fund. Many factors affect that value, and it is possible that you may lose money by investing in the Funds. Factors that may adversely affect a particular Fund as a whole are called “principal risks.” The principal risks of investing in the Funds are stated as to each Fund in the Fund’s description. In addition to the risks identified in each Fund’s description, each of the Funds is also subject to credit and counterparty risk, liquidity risk, management risk and market risk. Each Fund is also subject to underlying fund risk to the extent that a Principal LifeTime Fund or SAM Portfolio invests in the Fund. These risks, and each of the other principal risks, are more fully explained in Appendix A to this prospectus.

Investment Results
A bar chart and a table are included with each Fund that has annual returns for a full calendar year. They show the Fund’s annual returns and its long-term performance. The chart shows how the Advisors Select Class’s performance has varied from year-to-year. The table compares the Fund’s performance over time to that of:

•	a broad-based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an

Principal Investors Fund	RISK/RETURN SUMMARY 3
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investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.) and

•	an average of the performance of a group of mutual funds with a similar investment objective and management style (The averages used are prepared by independent statistical services.).

Performance for classes of shares for periods prior to the date on which a Fund’s oldest share class began operations (as indicated in the tables on the following pages) is based on the performance of the oldest share class of the Fund, adjusted to reflect the expenses of the share class shown. The adjustments result in performance (for the period prior to the effective date of the share class shown) that is no higher than the historical performance of the oldest share class.

A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Fees and Expenses
The annual operating expenses for each Fund are deducted from that Fund’s assets (stated as a percentage of Fund assets). A Fund’s operating expenses are shown with each Fund. A discussion of the fees is found in the section of the Prospectus titled “The Costs of Investing.”
The examples are intended to help investors compare the cost of investing in a particular Fund with the cost of investing in other mutual funds.

NOTES:

•	No salesperson, dealer or other person is authorized to give information or make representations about a Fund other than those contained in this Prospectus. Information or representations not contained in this prospectus may not be relied upon as having been made by the Principal Investors Fund, a Fund, Principal, any Sub-Advisor, or Princor.

Effective June 13, 2008, the Select share class will be known as R4.

4 RISK/RETURN SUMMARY	Principal Investors Fund
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Bond & Mortgage Securities Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks to provide current income.

Investor Profile:	The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

Main Strategies and Risks
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor’s Rating Service (“S&P”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”). The Fund considers the term “bond” to mean any debt security. Under normal circumstances, the Fund invests in:

•	securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;

•	mortgage-backed securities representing an interest in a pool of mortgage loans;

•	debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top four categories by S&P or Moody’s or, if not rated, in the opinion of PGI of comparable quality; and

•	securities issued or guaranteed by the governments of Canada (provincial or federal government) or the United Kingdom payable in U.S. dollars.

The rest of the Fund’s assets may be invested in:

•	common and preferred stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or

•	securities rated less than the four highest grades of S&P or Moody’s (i.e. less than investment grade (commonly known as “junk bonds”)) but not lower than CCC-(S&P) or Caa3 (Moody’s).

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. PGI may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

The Fund may actively trade securities in an attempt to achieve its investment objective.

During the fiscal year ended October 31, 2007, the average ratings of the Fund’s assets, based on market value at each month-end, were as follows (all ratings are by Moody’s):

65	.64% in securities rated Aaa 4.50% in securities rated Aa 7.94% in securities rated A	13	.10% in securities rated Baa 4.40% in securities rated Ba 4.12% in securities rated B	0	.22% in securities rated Caa 0.07% in securities rated Ca 0.01% in securities rated C

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Fixed-Income Securities

•	Active Trading Risk

•	Municipal Securities Risk

•	U.S. Government Sponsored Securities Risk

•	Prepayment Risk

•	Derivatives Risk

•	High Yield Securities Risk

•	Securities Lending Risk

•	U.S. Government Securities Risk

•	Portfolio Duration Risk

•	Underlying Fund Risk

Principal Investors Fund	RISK/RETURN SUMMARY 5
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PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calender Year Total Returns (%) as of 12/31 each year (Advisors Select Shares)

Highest return for a quarter during the period of the bar chart above:	Q3 ’01	4.02%
Lowest return for a quarter during the period of the bar chart above:	Q2 ’04	-2.50%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Select Class	2.69	3.50	4.97
Lehman Brothers Aggregate Bond Index*	6.97	4.42	5.81
Morningstar Intermediate-Term Bond Category Average*	4.70	4.07	4.99

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.

*	Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

6 RISK/RETURN SUMMARY	Principal Investors Fund
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Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Select
For the year ended October 31, 2007	Class
Management Fees	0.52%
12b-1 Fees	0.10
Other Expenses*	0.28

Total Annual Fund Operating Expenses	0.90%
*Other Expenses which include:
Service Fee	0.15%
Administrative Service Fee	0.13

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Select Class	92	287	498	1,108

Principal Investors Fund	RISK/RETURN SUMMARY 7
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LargeCap Value Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

Main Strategies and Risks
The Fund invests primarily in common stock and other equity securities of large capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000® Value Index, which as of December 31, 2007 ranged between approximately $0.5 billion and $527.8 billion) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities.

The Fund invests in stocks that, in the opinion of PGI, are undervalued in the marketplace at the time of purchase. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to the overall market. Securities for the Fund are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on four key elements:

•	determination that a stock is selling below its fair market value;
•	early recognition of changes in a company’s underlying fundamentals;
•	evaluation of the sustainability of fundamental changes; and
•	monitoring a stock’s behavior in the market to assess the timeliness of the investment.

The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Underlying Fund Risk
•	Exchange Rate Risk
•	Derivatives Risk
•	Active Trading Risk
•	Foreign Securities Risk
•	Securities Lending Risk
•	Market Segment (LargeCap) Risk
•	Value Stock Risk

8 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-547-7754

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Return (%) as of 12/31 each year (Advisors Select Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	15.08%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-15.16%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Select Class	-0.10	12.22	5.65
Russell 1000 Value Index*	-0.17	14.63	6.74
Morningstar Large Value Category Average*	1.42	13.16	5.13

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.

*	Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 9
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Select
For the year ended October 31, 2007	Class
Management Fees	0.44%
12b-1 Fees	0.10
Other Expenses*	0.28

Total Annual Fund Operating Expenses	0.82%
*Other Expenses Includes:
Service Fee	0.15%
Administrative Service Fee	0.13

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Select Class	84	262	455	1,014

10 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-547-7754

Principal LifeTime Funds

Principal Investors Fund, Inc. offers Funds that are designed to meet the needs of an investor who wants an investment option that is suited to the investor’s particular investment time horizon and who tends to be more accepting of risk in the early years of his or her time horizon and becomes more risk-averse as he or she nears the investment goal (for example, retirement or saving for college). Professional investment advisers manage the Funds to align, over time, underlying investments with the changing risk tolerance of the investor. These Funds are sometime referred as “target date funds.” The target date Funds offered by the Fund through this prospectus are: Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, and Principal LifeTime Strategic Income (the “Principal LifeTime Funds”).

Objective:	The investment objective of each of the Principal LifeTime 2010, 2020, 2030, 2040, 2050, and Funds is to seek a total return consisting of long-term growth of capital and current income.

The investment objective of the Principal LifeTime Strategic Income Fund is to seek current income.

Main Strategies and Risks
To pursue its goal, each Principal LifeTime Fund invests in other Principal Funds (the “underlying funds”) that Principal and Principal Global Investors, LLC (“PGI”), the Fund’s Sub-Advisor, consider appropriate based on the remaining time horizon of a particular Principal LifeTime Fund and the expected risk tolerance of those investors who have chosen that time horizon. Each of the Principal LifeTime Funds may invest in any of the Institutional Class shares of the equity funds or fixed-income funds of Principal Investors Fund, at the sub-advisors discretion. The underlying funds provide each Fund with exposure to a broad range of asset classes, including domestic and foreign equity and fixed-income securities. In the case of Principal LifeTime Strategic Income Fund, most of the Fund’s assets are invested in underlying funds which are intended primarily to give the Fund broad exposure to income-producing securities through their investments in fixed-income securities, “hybrid” securities (such as real estate securities and preferred securities, which may produce current income as well as capital gains) and dividend generating domestic and foreign stocks.

Both Principal and PGI provide investment advisory services to the Principal LifeTime Funds. Principal has hired PGI to develop, implement, and monitor the strategic or long-term asset class targets and target ranges for each Principal LifeTime Fund. PGI is also responsible for employing an active rebalancing strategy which is designed to identify asset classes that appear attractive or unattractive over the short term.

After PGI sets the percentage of Fund assets to be allocated to a particular asset class, Principal selects the underlying funds for each asset class and the target weights for each underlying fund. Shifts in asset class targets or underlying funds may occur in response to the normal evaluative processes of PGI and Principal, the shortening time horizon of a Fund or market forces or Fund circumstances which indicate that changes in allocations may be appropriate. Principal may, at any time, add, remove, or substitute underlying funds in which a Principal LifeTime Fund invests.

In selecting underlying funds and target weights, Principal considers, among other things, quantitative measures, such as past performance, expected levels of risk and returns, expense levels, diversification of existing funds, and style consistency. In addition, qualitative factors such as organizational stability, investment experience, consistency of investment process, risk management processes, and information, trading, and compliance systems of the underlying fund’s Sub-Advisor are also evaluated. There are no minimum or maximum percentages of assets that a Principal LifeTime Fund must invest in a specific asset class or underlying fund. Principal determines whether to use cash flows or asset transfers or both to achieve the target weights established from time to time for underlying funds. Principal monitors the performance of the Sub-Advisor of each underlying fund relative to that fund’s appropriate benchmark and peer group.

Principal Investors Fund	RISK/RETURN SUMMARY 11
www.principal.com

Over time, PGI intends to gradually shift the asset allocation targets of each Principal LifeTime Fund (other than the Principal LifeTime Strategic Income Fund) to accommodate investors progressing from asset accumulation years to income-generation years. It is expected that, within 10 to 15 years after its target year, a Principal LifeTime Fund’s underlying fund allocation will match that of the Principal LifeTime Strategic Income Fund. At that time the Principal LifeTime Fund may be combined with the Principal LifeTime Strategic Fund if the Board of Directors determines that the combination is in the best interests of Fund shareholders.

There can be no assurance that any Principal LifeTime Fund will achieve its investment objective. The net asset value of each of the Principal LifeTime Fund’s shares is affected by changes in the value of the securities it owns. The Fund’s performance is directly related to the performance of the underlying funds. The ability of each Principal LifeTime Fund to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives.

The broad diversification of each Principal LifeTime Fund is designed to cushion severe losses in any one investment sector and moderate the Fund’s overall price swings. However, the Fund’s share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of a Principal LifeTime Fund’s assets rise or fall, the Fund’s share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

Each Principal LifeTime Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them.

The greater the investment by each Principal LifeTime Fund in Funds that invest primarily in stocks, the greater the potential exposure to the following risks (as defined in Appendix A):

•	Equity Securities Risk
•	Derivatives Risk
•	Active Trading Risk
•	Growth Stock Risk
•	Market Segment (LargeCap) Risk
•	Underlying Fund Risk
•	Value Stock Risk
•	Exchange Rate Risk

The greater the investment by each Principal LifeTime Fund in Funds that invest primarily in bonds or other forms of fixed-income securities, the greater the potential exposure to the following risks (as defined in Appendix A):

•	Fixed-Income Risk
•	U.S. Government Securities Risk
•	Municipal Securities Risk
•	U.S. Government Sponsored Securities Risk
•	Portfolio Duration Risk
•	High Yield Securities Risk

The greater the investment by each Principal LifeTime Fund in Funds that invest in foreign investments, the greater the potential exposure to the following risks (as defined in Appendix A):

•	Foreign Securities Risk
•	Market Segment Risk
•	Exchange Rate Risk
•	Derivatives Risk
•	Small Company Risk

Each Principal LifeTime Fund is also subject to the following risks:

Securities Lending Risk (as defined in Appendix A).

Payment In Kind Liquidity Risk. Under certain circumstances, an underlying fund may determine to pay a redemption request by a Principal LifeTime Fund wholly or partly by a distribution-in-kind of securities from its portfolio, instead of cash. In such cases, the Principal LifeTime Funds may hold portfolio securities until Principal determines that it is appropriate to dispose of such securities.

Conflict of Interest Risk. The officers, directors, Principal, Sub-Advisor, Distributors, and transfer agent of the Principal LifeTime Funds serve in the same capacities for the underlying funds. Conflicts may arise as these persons and companies seek to fulfill their responsibilities to the Principal LifeTime Funds and the underlying funds. Because Principal and its affiliated companies earn different fees from the underlying funds in which the Principal LifeTime Funds invest, there may be a conflict between the interests of the Principal LifeTime Funds and the economic interests of Principal and its affiliates.

12 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-547-7754

PGI has provided investment advice to each Principal LifeTime Fund since its inception.

As of October 31, 2007, each Principal LifeTime Fund’s assets were allocated among the underlying funds as identified in the table below.

						Principal
	Principal	Principal	Principal	Principal	Principal	LifeTime
	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	Strategic
	2010	2020	2030	2040	2050	Income
Underlying Fund	Fund	Fund	Fund	Fund	Fund	Fund

Bond S Mortgage Securities Fund	25.62%	18.78%	10.32%	4.65%	1.90%	42.84%

Disciplined LargeCap Blend Fund	9.41%	11.37%	12.37%	12.57%	12.45%	3.78%

High Yield Fund	2.01%	2.86%	3.29%	3.56%	3.65%	—

High Yield Fund II	0.65%	0.83%	0.91%	0.95%	1.00%	—

Inflation Protection Fund	3.40%	—	—	—	—	13.00%

International Emerging Markets Fund	2.93%	3.94%	4.52%	5.07%	5.10%	—

International Growth Fund	9.13%	11.60%	13.31%	14.34%	15.10%	4.14%

LargeCap Growth Fund	4.28%	5.14%	6.21%	6.74%	7.26%	2.02%

LargeCap Value Fund	2.54%	3.09%	3.79%	4.24%	4.46%	1.55%

Partners International Fund	5.16%	6.23%	7.17%	7.82%	7.86%	2.48%

Partners LargeCap Blend Fund I	4.94%	5.78%	6.25%	6.61%	6.51%	2.33%

Partners LargeCap Growth Fund I	4.26%	5.65%	6.50%	7.65%	7.97%	1.64%

Partners LargeCap Value Fund	2.47%	3.15%	3.57%	4.20%	4.40%	1.67%

Partners LargeCap Value Fund I	2.57%	3.24%	3.83%	4.26%	4.65%	—

Partners MidCap Growth Fund	—	1.43%	1.76%	1.84%	1.96%	—

Partners MidCap Value Fund I	—	1.12%	1.51%	1.59%	1.68%	—

Partners SmallCap Growth Fund I	—	—	1.16%	1.49%	1.88%	—

Partners SmallCap Growth Fund III	1.55%	1.92%	1.62%	1.69%	1.77%	—

Partners SmallCap Value Fund I	—	—	0.96%	1.30%	1.64%	—

Preferred Securities Fund	6.21%	5.22%	4.23%	3.23%	2.67%	6.59%

Real Estate Securities Fund	5.82%	4.81%	3.93%	3.38%	3.40%	4.36%

SmallCap S&P 600 Index Fund	2.37%	2.11%	1.32%	1.29%	1.09%	1.65%

SmallCap Value Fund	1.40%	1.73%	1.47%	1.53%	1.60%	—

Ultra Short Bond Fund	3.28%	—	—	—	—	11.95%

Total	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%

Historical Performance
The following bar charts and tables show the historical investment performance of each Principal LifeTime Fund. The bar chart for each Fund shows how the Fund’s total return has varied year-by-year, and the table for the Fund shows the performance of its shares over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the risks of investing in the Fund. A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Each Fund’s investment return is net of the operating expenses of each of the underlying funds.

Principal Investors Fund	RISK/RETURN SUMMARY 13
www.principal.com

Principal LifeTime Strategic Income Fund

Principal Investment Strategies
The Fund invests in underlying fixed-income funds, but also invests in underlying equity and hybrid funds according to an asset allocation strategy designed for investors seeking current income from their investment.

Performance
The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	6.94%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-3.54%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Select Class	1.44	7.75	5.52
S&P 500 Index*	5.49	12.83	4.31
Lehman Brothers Aggregate Bond Index*	6.97	4.42	5.57
MSCI EAFE (Europe, Australia, Far East) Index — NDTR-D*	11.17	21.59	9.83
Russell 3000 Index*(1)	5.14	13.63	5.05
Principal LifeTime Strategic Income Blended Index*(2)	7.06	8.37	5.78
Morningstar Target-Date 2000-2014 Category Average*	5.22	7.33	5.05

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on March 1, 2001. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.

*	Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).

(1)	The Manager and portfolio manager believe the Russell 3000 Index is a better representation of the universe of investment choices open to the Fund under its investment philosophy than the S&P 500 Index. The S&P 500 Index is also shown.

(2)	The weightings for this blended index as of March 31, 2007, were 19.0% Russell 3000 Index, 6.0% MSCI EAFE NDTR-D Index, and 75.0% Lehman Brothers Aggregate Bond Index. Effective March 31, 2008, the weightings for this blended index will be 19.0% Russell 3000 Index, 6.0% MSCI EAFE NDTR-D Index, and 75.0% Lehman Brothers Aggregate Bond Index.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

14 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-547-7754

Principal LifeTime 2010 Fund

Principal Investment Strategies
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance
The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	8.50%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-5.56%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Select Class	3.32	9.78	6.41
S&P 500 Index*	5.49	12.83	4.31
Lehman Brothers Aggregate Bond Index*	6.97	4.42	5.57
MSCI EAFE (Europe, Australia, Far East) Index — NDTR-D*	11.17	21.59	9.83
Russell 3000 Index*(1)	5.14	13.63	5.05
Principal LifeTime 2010 Blended Index*(2)	6.95	9.77	6.15
Morningstar Target-Date 2000-2014 Category Average*	5.22	7.33	5.05

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on March 1, 2001. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.

*	Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).

(1)	The Manager and portfolio manager believe the Russell 3000 Index is a better representation of the universe of investment choices open to the Fund under its investment philosophy than the S&P 500 Index. The S&P 500 Index is also shown.

(2)	The weightings for this blended index as of March 31, 2007, were 41.9% Russell 3000 Index, 15.1% MSCI EAFE NDTR-D Index, and 43.0% Lehman Brothers Aggregate Bond Index. Effective March 31, 2008, the weightings for this blended index will be 40.9% Russell 3000 Index, 14.6% MSCI EAFE NDTR-D Index, and 44.5% Lehman Brothers Aggregate Bond Index.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 15
www.principal.com

Principal LifeTime 2020 Fund

Principal Investment Strategies
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance
The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	10.12%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-7.78%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Select Class	4.88	11.64	7.24
S&P 500 Index*	5.49	12.83	4.31
Lehman Brothers Aggregate Bond Index*	6.97	4.42	5.57
MSCI EAFE (Europe, Australia, Far East) Index — NDTR-D*	11.17	21.59	9.83
Russell 3000 Index*(1)	5.14	13.63	5.05
Principal LifeTime 2020 Blended Index*(2)	6.92	11.31	6.63
Morningstar Target-Date 2015-2029 Category Average*	6.05	10.44	5.80

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on March 1, 2001. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.

*	Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).

(1)	The Manager and portfolio manager believe the Russell 3000 Index is a better representation of the universe of investment choices open to the Fund under its investment philosophy than the S&P 500 Index. The S&P 500 Index is also shown.

(2)	The weightings for this blended index as of March 31, 2007, were 51.1% Russell 3000 Index, 19.4% MSCI EAFE NDTR-D Index, and 30.5% Lehman Brothers Aggregate Bond Index. Effective March 31, 2008, the weightings for this blended index will be 50.4% Russell 3000 Index, 19.1% MSCI EAFE NDTR-D Index, and 30.5% Lehman Brothers Aggregate Bond Index.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

16 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-547-7754

Principal LifeTime 2030 Fund

Principal Investment Strategies
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance
The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	11.35%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-10.11%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years		Life of Fund
Select Class	5.88	13.00	(1)	7.53	(1)
S&P 500 Index*	5.49	12.83		4.31
Lehman Brothers Aggregate Bond Index*	6.97	4.42		5.57
MSCI EAFE (Europe, Australia, Far East) Index — NDTR-D*	11.17	21.59		9.83
Russell 3000 Index*(2)	5.14	13.63		5.05
Principal LifeTime 2030 Blended Index*(3)	6.86	12.24		6.75
Morningstar Target-Date 2030+ Category Average*	6.54	12.61		6.03

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on March 1, 2001. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.

*	Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).

(1)	During 2003, the Select Class experienced a significant redemption of shares. Because the reamaining shareholders held relatively small positions, the total returns shown in the table for 5 years and Life of Fund are greater than they would have been without the redemption.

(2)	The Manager and portfolio manager believe the Russell 3000 Index is a better representation of the universe of investment choices open to the Fund under its investment philosophy than the S&P 500 Index. The S&P 500 Index is also shown.

(3)	The weightings for this blended index as of March 31, 2007, were 57.3% Russell 3000 Index, 22.5% MSCI EAFE NDTR-D Index, and 20.2% Lehman Brothers Aggregate Bond Index. Effective March 31, 2008, the weightings for this blended index will be 56.7% Russell 3000 Index, 22.3% MSCI EAFE NDTR-D Index, and 21.0% Lehman Brothers Aggregate Bond Index.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 17
www.principal.com

Principal LifeTime 2040 Fund

Principal Investment Strategies
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance
The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Return (%) as of 12/31 each year (Advisors Select Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	12.38%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-12.12%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Select Class	6.60	13.18	7.48
S&P 500 Index*	5.49	12.83	4.31
Lehman Brothers Aggregate Bond Index*	6.97	4.42	5.57
MSCI EAFE (Europe, Australia, Far East) Index — NDTR-D*	11.17	21.59	9.83
Russell 3000 Index*(1)	5.14	13.63	5.05
Principal LifeTime 2040 Blended Index*(2)	6.79	13.12	6.89
Morningstar Target-Date 2030+ Category Average*	6.54	12.61	6.03

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on March 1, 2001. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.

*	Lifetime results are measured from the date the Institutional shares were first sold (March 1, 2001).

(1)	The Manager and portfolio manager believe the Russell 3000 Index is a better representation of the universe of investment choices open to the Fund under its investment philosophy than the S&P 500 Index. The S&P 500 Index is also shown.

(2)	The weightings for this blended index as of March 31, 2007, were 61.8% Russell 3000 Index, 24.7% MSCI EAFE NDTR-D Index, and 13.5% Lehman Brothers Aggregate Bond Index. Effective March 31, 2008, the weightings for this blended index will be 61.4% Russell 3000 Index, 24.6% MSCI EAFE NDTR-D Index, and 14.0% Lehman Brothers Aggregate Bond Index.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

18 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-547-7754

Principal LifeTime 2050 Fund

Principal Investment Strategies
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance
The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	13.36%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-14.90%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Select Class	6.67	13.84	6.96
S&P 500 Index*	5.49	12.83	4.31
Lehman Brothers Aggregate Bond Index*	6.97	4.42	5.57
MSCI EAFE (Europe, Australia, Far East) Index — NDTR-D*	11.17	21.59	9.83
Russell 3000 Index*(1)	5.14	13.63	5.05
Principal LifeTime 2050 Blended Index*(2)	6.80	14.08	6.99
Morningstar Target-Date 2030+ Category Average*	6.54	12.61	6.03

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on March 1, 2001. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.

*	Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).

(1)	The Manager and portfolio manager believe the Russell 3000 Index is a better representation of the universe of investment choices open to the Fund under its investment philosophy than the S&P 500 Index. The S&P 500 Index is also shown.

(2)	The weightings for this blended index as of March 31, 2007, were 64.2% Russell 3000 Index, 25.8% MSCI EAFE NDTR-D Index, and 10.0% Lehman Brothers Aggregate Bond Index. Effective March 31, 2008, the weightings for this blended index will be 64.2% Russell 3000 Index, 25.8% MSCI EAFE NDTR-D Index, and 10.0% Lehman Brothers Aggregate Bond Index.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 19
www.principal.com

Fees and Expenses of the Principal LifeTime Funds
The following table shows the operating expenses (expressed as a percentage of average daily net assets) incurred by the Advisors Select, Advisors Preferred, Advisors Signature, Preferred and Select Class shares of the Principal LifeTime Funds during the fiscal year ended October 31, 2007. The table also shows the estimated amount of expenses (expressed as a percentage of average daily net assets) indirectly incurred by the Principal LifeTime Funds through their investments in the underlying funds based on expenses of the underlying funds for the fiscal year ended October 31, 2007.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets*

Select Class Shares
							Principal
	Principal	Principal	Principal	Principal	Principal		LifeTime
	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime		Strategic
	2010	2020	2030	2040	2050		Income
For the year ended October 31, 2007	Fund	Fund	Fund	Fund	Fund(1)		Fund(1)
Management Fees	0.1225%	0.1225%	0.1225%	0.1225%	0.1225%		0.1225%
12b-1 Fees	0.1000	0.1000	0.1000	0.1000	0.1000		0.1000
Other Expenses*	0.2800	0.2800	0.2800	0.2800	0.2900		0.2900

Total Gross Operating Fees and Expenses	0.5025%	0.5025%	0.5025%	0.5025%	0.5125	%(1)	0.5125	%(1)
Acquired Fund (Underlying Fund) Operating Expenses	0.6500	0.7000	0.7300	0.7500	0.7600		0.5500

Total Annual Fund Operating Expenses	1.1525%	1.2025%	1.2325%	1.2525%	1.2725%		1.0625%
* Other Expenses Includes:
Service Fee	0.15%	0.15%	0.15%	0.15%	0.15%		0.15%
Administrative Service Fee	0.13	0.13	0.13	0.13	0.13		0.13

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

Select Class Shares
	Number of years you own your shares
	1	3	5	10
Principal LifeTime 2010 Fund	$117	$366	$634	$1,400
Principal LifeTime 2020 Fund	$123	$382	$661	$1,457
Principal LifeTime 2030 Fund	$126	$391	$677	$1,491
Principal LifeTime 2040 Fund	$128	$397	$688	$1,514
Principal LifeTime 2050 Fund	$130	$404	$698	$1,537
Principal LifeTime Strategic Income Fund	$108	$338	$586	$1,297

20 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-547-7754

THE COSTS OF INVESTING

Fees and Expenses of the Funds
The shares of the Funds are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on shares of the Funds purchased with reinvested dividends or other distributions..

Ongoing Fees
Ongoing fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

Each Principal LifeTime Fund, as a shareholder in the underlying funds, bears its pro rata share of the operating expenses incurred by each underlying fund. The investment return of each Principal LifeTime Fund is net of the underlying funds’ operating expenses.

Each Fund pays ongoing fees to Principal and others who provide services to the Fund. These fees include:

•	Management Fee — Through the Management Agreement with the Fund, Principal has agreed to provide investment advisory services and corporate administrative services to the Funds.
•	Distribution Fee — Each of the Funds has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940. Under the plan, the Advisors Select, Advisors Signature, Advisors Preferred, and Select classes of each Fund pay a distribution fee based on the average daily net asset value (NAV) of the Fund. These fees pay distribution and other expenses for the sale of Fund shares and for services provided to shareholders. Over time, these fees may exceed other types of sales charges.
•	Service Fee — Principal has entered into a Services Agreement with the Fund under which Principal performs personal services for shareholders.
•	Administrative Service Fee — Principal has entered into an Administrative Services Agreement with the Fund under which Principal provides transfer agent and corporate administrative services to the Fund. In addition, Principal has assumed the responsibility for communications with and recordkeeping services for beneficial owners of Fund shares.
•	Other Expenses — A portion of expenses that are allocated to all classes of the Fund.

DISTRIBUTION PLANS AND INTERMEDIARY COMPENSATION

Each of the Funds has adopted a 12b-1 Plan for the Advisors Preferred, Advisors Select, Advisors Signature and Select Class shares of the Fund. Under the 12b-1 Plans, each Fund will make payments from its assets attributable to the particular share class to the Fund’s Distributor for distribution-related expenses and for providing services to shareholders of that share class. Payments under the 12b-1 plans will not automatically terminate for funds that are closed to new investors or to additional purchases by existing shareholders. The fund Board will determine whether to terminate, modify, or leave unchanged the 12b-1 plan at the time the Board directs the implementation of the closure of the fund. Because Rule 12b-1 fees are ongoing fees, over time they will increase the cost of an investment in the Funds and may cost more than paying other types of sales charges.

The Distributor for all of the share classes of Principal Investors Fund described in this prospectus is Princor Financial Services Corporation, a wholly owned subsidiary of PFG. The term “Distributor” as used in this section refers to Princor Financial Services Corporation.

The maximum annual Rule 12b-1 distribution and/or service fee (as a percentage of average daily net assets) for the Select Class shares of the Funds is 0.10%.

Principal Investors Fund	THE COSTS OF INVESTING 21
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Payments to Investment Representatives and Their Firms. Financial intermediaries market and sell shares of the Funds. These financial intermediaries receive compensation from the Distributor and its affiliates for selling shares of the Funds and/or providing services to the Funds’ shareholders. Financial intermediaries may include, among others, broker-dealers, registered investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators, and insurance companies. Investment Representatives who deal with investors are typically associated with a financial intermediary. The Distributor and its affiliates may fund this compensation from various sources, including any Rule 12b-1 Plan fee that the shareholder or the Funds pay to the Distributor. Individual Investment Representatives may receive some or all of the amounts paid to the financial intermediary with which he or she is associated.

Other Payments to Intermediaries. In addition to the commissions paid at the time of sale, ongoing payments, and the reimbursement of costs associated with education, training and marketing efforts, conferences, seminars, due diligence trip expenses, ticket charges, and other general marketing expenses, some or all of which will, in most cases, be paid to financial intermediaries (and, in turn, to your Investment Representative), the Distributor and its affiliates, at their expense, currently provide additional payments to financial intermediaries that sell shares of the Funds for distribution services. Although payments made to each qualifying financial intermediary in any given year may vary, such payments will generally not exceed (a) 0.25% of the current year’s sales of Fund shares by that financial intermediary and/or (b) 0.25% of average daily net assets of Fund shares serviced by that financial intermediary over the year.

A number of factors are considered in determining the amount of these additional payments, including each financial intermediary’s Fund sales, assets, and redemption rates as well as the willingness and ability of the financial intermediary to give the Distributor access to its Investment Representatives for educational and marketing purposes. In some cases, financial intermediaries will include the Funds on a “preferred list.” The Distributor’s goals include making the Investment Representatives who interact with current and prospective investors and shareholders more knowledgeable about the Funds so that they can provide suitable information and advice about the Funds and related investor services.

Additionally, the Distributor will, in most cases, provide payments to reimburse directly or indirectly the costs incurred by these financial intermediaries and their associated Investment Representatives in connection with educational seminars and training and marketing efforts related to the Funds for the firms’ employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment, and meals. The Distributor will also, in some cases, provide payment or reimbursement for expenses associated with qualifying dealers’ conferences, transactions (“ticket”) charges, and general marketing expenses.

In connection with the purchase by Principal Management Corporation (“Principal”) of WM Advisors, Inc. (“WM Advisors”), the investment advisor to the WM Funds, and WM Advisors’ two subsidiaries, WM Funds Distributor, Inc. and WM Shareholder Services, Inc. (the “Transaction”), New American Capital, Inc. and its parent company Washington Mutual, Inc. (“WaMu”) have agreed to make certain contingent payments to Principal with respect to each of the first four years following the closing of the Transaction. Such payments must be made if aggregate management fee revenues to Principal and its affiliates from assets under management in funds and other financial products advised by Principal and its affiliates (including the funds covered by this prospectus) (collectively, the “Principal Products”) sold through WaMu and its affiliates (including WaMu Investments, a broker-dealer subsidiary of WaMu) fall below certain specified targets during any such year. This could result in up to $30 million being paid by WaMu or New American Capital, Inc. to Principal with respect to each of those four years following the closing of the Transaction. As a result, WaMu Investments (and/or it affiliates) will have an additional incentive to sell Principal Products following the closing of the Transaction.

If one mutual fund sponsor makes greater distribution assistance payments than another, your Investment Representative and his or her financial intermediary may have an incentive to recommend one fund complex over another. Similarly, if your Investment Representative or his or her financial intermediary receives larger distribution assistance payments for one share class versus another, then they may have an incentive to recommend that share class.

22 DISTRIBUTION PLANS AND INTERMEDIARY COMPENSATION	Principal Investors Fund
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Please speak with your Investment Representative to learn more about the total amounts paid to your Investment Representative and his or her financial intermediary by the Funds, the Distributor and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also carefully review disclosures made by your Investment Representative at the time of purchase.

As of March 1, 2007, the Distributor anticipates that the firms that will receive additional payments for distribution of the Funds (other than commissions paid at the time of sale, ongoing payments, and the reimbursement of cost associated with education, training and marketing efforts, conferences, ticket charges, and other general marketing expenses) include, but are not necessarily limited to, the following:

Advantage Capital Corporation	Mutual Service Corporation
A.G. Edwards & Sons, Inc.	National Financial Services Corp.
AIG Financial Advisors, Inc.	National Investors Corporation
American General Securities, Inc.	Oppenheimer & Co., Inc.
American Portfolios Financial Services, Inc.	Pacific Select Distributors, Inc.
Ameriprise Financial Services Corp.	Pershing
Associated Financial Group	ProEquities, Inc.
Charles Schwab & Co., Inc.	Prospera Financial Services, Inc.
Citigroup Global Markets, Inc.	Prudential Investment Management Services, LLC
Commonwealth Financial Network	Raymond James & Associates, Inc.
Farmers Financial Solutions, LLC	Raymond James Financial Services, Inc.
FFP Securities, Inc.	RBC Dain Rauscher, Inc.
FSC Securities Corporation	Robert W. Baird & Company, Inc.
G.A. Repple & Company	Royal Alliance Associates, Inc.
H. Beck, Inc.	Scottrade, Inc.
Investacorp, Inc.	Securities America, Inc.
Investment Advisors & Consultants, Inc.	Southwest Securities, Inc.
Janney Montgomery Scott, LLC	Triad Advisors, Inc.
Jefferson Pilot Securities Corporation	UBS Financial Services, Inc.
Lincoln Financial Advisors Corp.	United Planners’ Financial Services of America
Linsco/Private Ledger Corp.	Wachovia Securities, LLC
McDonald Investments, Inc.	WaMu Investments
Merrill Lynch, Pierce, Fenner & Smith Inc.	Waterstone Financial Group, Inc.
Morgan Stanley DW, Inc.

To obtain a current list of such firms, call 1-800-547-7754.

Although a Fund may use brokers who sell shares of the Funds to effect portfolio transactions, the sale of shares is not considered as a factor by the Fund’s Sub-Advisors when selecting brokers to effect portfolio transactions.

Your financial intermediary may charge fees and commissions, including processing fees, in addition to those described in this prospectus. The amount and applicability of any such fee is determined and disclosed separately by the financial intermediary. You should ask your Investment Representative for information about any fees and/or commissions that are charged.

Retirement Plan Services. The Funds pay a Service Fee and Administrative Services Fee to Principal for providing services to retirement plan shareholders. Principal typically pays some or all of these fees to Principal Life Insurance Company, which has entered into an agreement to provide these services to the retirement plan shareholders. Principal may also enter into agreements with other intermediaries to provide these services, and pay some or all of the Fees to such intermediaries.

Principal Investors Fund	DISTRIBUTION PLANS AND INTERMEDIARY COMPENSATION 23
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Plan recordkeepers, who may have affiliated financial intermediaries that sell shares of the funds, may be paid additional amounts. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Distributor for maintaining retirement plan “platforms” that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

The amounts paid to plan recordkeepers for recordkeeping services, and their related service requirements may vary across fund groups and share classes. This may create an incentive for financial intermediaries and their Investment Representatives to recommend one fund complex over another or one class of shares over another.

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS

This information in this section does not apply directly to the Principal LifeTime Funds except to the extent the Principal LifeTime Funds invest in securities other than shares of the Underlying Funds. The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.

Securities and Investment Practices
Market Volatility. Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Interest Rate Changes. Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

Credit Risk. Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or “junk” bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.

Repurchase Agreements and Loaned Securities
Although not a principal investment strategy, each of the Funds may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association, or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by a Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

24 CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS	Principal Investors Fund
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Each of the Funds may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions. These transactions involve a risk of loss to the Fund if the counterparty should fail to return such securities to the Fund upon demand or if the counterparty’s collateral invested by the Fund declines in value as a result of the investment losses.

Bank Loans (also known as Senior Floating Rate Interests)
Some of the funds invest in bank loans. Bank loans hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral, and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Bank loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the bank loan. Bank loans are rated below-investment-grade, which means they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Bank loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR) or the prime rate offered by one or more major United States banks.

Bank loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentive for the Borrower to repay, prepayments of senior floating rate interests may occur.

Currency Contracts
The Funds may enter into currency contracts, currency futures contracts and options, and options on currencies for hedging and other purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. A Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If a Fund’s Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investment, these techniques could result in a loss. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.

Forward Commitments
Although not a principal investment strategy, each of the Funds may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. Each of the Funds may also enter into contracts to sell its investments either on demand or at a specific interval.

Warrants
Each of the Funds may invest in warrants though none of the Funds use such investments as a principal investment strategy. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

High Yield Securities
The Bond & Mortgage Securities Fund may invest in debt securities rated lower than BBB by S&P or Baa by Moody’s or, if not rated, determined to be of equivalent quality by Principal or the Sub-Advisor. Such securities are sometimes referred to as high yield or “junk bonds” and are considered speculative. Each of the Principal LifeTime Funds may invest in underlying funds that may invest in such securities.

Principal Investors Fund	CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS 25
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Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund’s shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.

The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Sub-Advisor thinks it is in the best interest of shareholders.

Real Estate Investment Trusts
The Funds may invest in real estate investment trust securities, herein referred to as “REITs.” REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. As an investor in a REIT, the Fund will be subject to the REIT’s expenses, including management fees, and will remain subject to the Fund’s advisory fees with respect to the assets so invested. REITs are also subject to the possibilities of failing to qualify for the special tax treatment accorded REITs under the Internal Revenue Code, and failing to maintain their exemptions from registration under the 1940 Act.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.

Initial Public Offerings (“IPOs”)
Certain of the Funds may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

26 CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS	Principal Investors Fund
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When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders.

Derivatives
To the extent permitted by its investment objectives and policies, each of the Funds may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices, or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Funds may enter into put or call options, future contracts, options on futures contracts and over-the-counter swap contracts (e.g., interest rate swaps, total return swaps, and credit default swaps) for both hedging and non-hedging purposes.

Generally, no Fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund.

The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:

•	the risk that the underlying security, interest rate, market index, or other financial asset will not move in the direction the Sub-Advisor anticipated;
•	the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
•	the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund’s initial investment; and
•	the counterparty may fail to perform its obligations.

Exchange Traded Funds (ETFs)
These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. The Funds could purchase shares issued by an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although ETFs have management fees that increase their costs.

Convertible Securities
Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Principal Investors Fund	CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS 27
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Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.

Foreign Investing
The Funds may invest in securities of foreign companies but not as a principal investment strategy. For the purpose of this restriction, foreign companies are:

•	companies with their principal place of business or principal office outside the U.S;
•	companies for which the principal securities trading market is outside the U.S; and
•	companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced or sales made outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Fund seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If a Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund’s investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, or currency convertibility or exchange rates could result in investment losses for a Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.

Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a Fund’s portfolio. A Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

A Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.

28 CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS	Principal Investors Fund
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Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:

•	increased social, political, and economic instability;
•	a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
•	lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
•	foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
•	relatively new capital market structure or market-oriented economy;
•	the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
•	restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
•	possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Small and Medium Capitalization Companies
The Funds may invest in securities of companies with small- or mid-sized market capitalizations. The Bond & Mortgage Securities and LargeCap Value Funds may hold securities of small and medium capitalization companies but not as a principal investment strategy. The international funds invest in the securities of foreign corporations without regard to the market capitalizations of those companies. Market capitalization is defined as total current market value of a company’s outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources, or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company’s growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company’s management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.

Principal Investors Fund	CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS 29
www.principal.com

Temporary Defensive Measures
From time to time, as part of its investment strategy, each Fund may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic, or political conditions. To the extent that the Fund is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers’ acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, a Fund may purchase U.S. government securities, preferred stocks, and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Funds may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.

Fund of Funds
The performance and risks of each Principal LifeTime Fund directly corresponds to the performance and risks of the underlying funds in which the Fund invests. By investing in many underlying funds, the Principal LifeTime Funds have partial exposure to the risks of many different areas of the market. The more a Principal LifeTime Fund allocates to stock funds, the greater the expected risk.

Each Principal LifeTime Fund indirectly bears its pro-rata share of the expenses of the Underlying Funds in which it invests, as well as directly incurring expenses. Therefore, investment in a Principal LifeTime Fund may be more costly than investing directly in shares of the Underlying Funds. If you are considering investing in a Principal LifeTime Fund, you should take into account your estimated retirement date and risk tolerance. In general, each Principal LifeTime Fund is managed with the assumption that the investor will invest in a Principal LifeTime Fund whose stated date is closest to the date the shareholder retires. Choosing a Fund targeting an earlier date represents a more conservative choice; targeting a Fund with a later date represents a more aggressive choice. It is important to note that the retirement year of the Fund you select should not necessarily represent the specific year you intend to start drawing retirement assets. It should be a guide only. Generally, the potential for higher returns over time is accompanied by the higher risk of a decline in the value of your principal. Investors should realize that the Principal LifeTime Funds are not a complete solution to their retirement needs. Investors must weigh many factors when considering when to retire, what their retirement needs will be, and what sources of income they may have.

The risks associated with investing in an Underlying Fund of a fund of funds are discussed in Appendix A under Underlying Fund Risk.

Portfolio Turnover
“Portfolio Turnover” is the term used in the industry for measuring the amount of trading that occurs in a Fund’s portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year. Funds that engage in active trading may have higher portfolio turnover rates.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may have an adverse impact on the Fund’s performance. No turnover rate can be calculated for the Money Market Fund because of the short maturities of the securities in which each invests. Turnover rates for each of the Funds may be found in the Fund’s Financial Highlights table.

Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the “total return” line in the Financial Highlights section already includes portfolio turnover costs.

30 CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS	Principal Investors Fund
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MANAGEMENT OF THE FUNDS

The Manager
Principal Management Corporation (“Principal”) serves as the manager for the Fund. Through the Management Agreement with the Fund, Principal provides investment advisory services and certain corporate administrative services for the Fund.

Principal is an indirect subsidiary of Principal Financial Group, Inc. and has managed mutual funds since 1969. Principal’s address is Principal Financial Group, Des Moines, Iowa 50392.

Principal provides a substantial part of the investment advisory services to each of the Principal LifeTime Funds directly, while engaging PGI as a sub-advisor to provide asset allocation services to the Funds. The portfolio managers appointed by Principal for each Principal LifeTime Fund are James Fennessey, Michael P. Finnegan, and Randy L. Welch. The portfolio manager appointed by PGI for each Principal LifeTime Fund is Dirk Laschanzky. Messrs. Fennessey, Finnegan, Welch, and Laschanzky share day-to-day management of the Principal LifeTime Funds according to their respective responsibilities which are described as follows. On behalf of PGI, Mr. Laschanzky develops, implements, and monitors the Fund’s strategic or long-term asset class targets and target ranges. On behalf of Principal, Messrs. Fennessey, Finnegan, and Welch implement the strategic asset allocation Mr. Laschanzky sets, operating as a team, sharing authority and responsibility for research with no limitation on the authority of one portfolio manager in relation to another.

James W. Fennessey, CFA. Mr. Fennessey is a Vice President of Principal Management Corporation. Mr. Fennessey joined the Principal Financial Group in 2000. He is the Head of the Manager Research Team that is responsible for analyzing, interpreting and coordinating investment performance data and evaluation of the investment managers under the due diligence program that monitors investment managers used by the Principal Funds. Mr. Fennessey graduated from Truman State University with a BS in Business Administration, with an emphasis in Finance, and a minor in Economics. He has earned the right to use the Chartered Financial Analyst designation.

Michael P. Finnegan, CFA. Mr. Finnegan is Chief Investment Officer for Principal Management Corporation. Mr. Finnegan joined the Principal Financial Group in May of 2001 and leads the Investment Services group. As head of Investment Services, Mr. Finnegan is primarily responsible for developing and implementing Principal’s investment and product development strategies. Prior to joining Principal, Mr. Finnegan worked for Wilshire Associates’ consulting division providing investment consulting and client service to large institutional clients. Mr. Finnegan has earned the right to use the Chartered Financial Analyst designation and is a member of the ICFA and the Iowa Society of Financial Analysts. He received an M.A. in Finance from the University of Iowa and a B.B.A. in Finance from Iowa State University.

Randy L. Welch. Mr. Welch is a Vice President of Principal Management Corporation. Mr. Welch joined the Principal Financial Group in 1989 and oversees the functions of the Investment Services group, which includes investment manager research, investment consulting, performance analysis, and investment communication. He is also responsible for the due diligence program that monitors investment managers used by the Principal Funds. Mr. Welch is an affiliate member of the Chartered Financial Analysts (CFA) Institute. Mr. Welch earned his undergraduate degree from Grand View College and an MBA from Drake University.

The Sub-Advisors
Principal has signed contracts with various Sub-Advisors. Under the sub-advisory agreements, the Sub-Advisor agrees to assume the obligations of Principal to provide investment advisory services for a specific Fund. For these services, the Sub-Advisor is paid a fee by Principal. Information regarding the Sub-Advisors and individual portfolio managers is set forth below. The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in each of the Funds.

Principal Investors Fund	MANAGEMENT OF THE FUNDS 31
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Sub-Advisor:	Principal Global Investors, LLC (“PGI”) is an indirect wholly owned subsidiary of Principal Life Insurance Company, an affiliate of Principal, and a member of the Principal Financial Group. PGI manages equity, fixed-income, and real estate investments primarily for institutional investors, including Principal Life. PGI’s headquarters address is 801 Grand Avenue, Des Moines, IA 50392. It has other primary asset management offices in New York, London, Sydney, and Singapore.

The day-to-day portfolio management is shared by two or more portfolio managers. In each such case, except where noted below, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Bond & Mortgage Securities	William C. Armstrong Timothy R. Warrick
LargeCap Value	Arild Holm John Pihlblad Jeffrey Schwarte
Principal LifeTime 2010	Dirk Laschanzky
Principal LifeTime 2020	Dirk Laschanzky
Principal LifeTime 2030	Dirk Laschanzky
Principal LifeTime 2040	Dirk Laschanzky
Principal LifeTime 2050	Dirk Laschanzky
Principal LifeTime Strategic Income	Dirk Laschanzky

William C. Armstrong, CFA. Mr. Armstrong is a portfolio manager for PGI. He manages multi-sector portfolios that invest in corporate bonds, mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, sovereigns, and agencies. He joined the firm in 1992. Previously he served as a commissioned bank examiner at Federal Deposit Insurance Commission. He earned a Master’s degree from the University of Iowa and a Bachelor’s degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.

Arild Holm, CFA. Mr. Holm is a portfolio manager at PGI. He specializes in the management of large cap value portfolios and also provides analyst coverage of domestic energy companies. Before joining Principal in 2002, Mr. Holm was an investment officer with the University of California. Previously, he spent five years with the Colorado Public Employees’ Retirement Association (PERA) as an energy portfolio manager and three years as an oil and gas analyst with Hanifen, Imhoff, Inc. Mr. Holm earned an MBA in Finance from the University of Colorado and a Bachelor’s degree in Management Sciences from the University of Manchester Institute of Science and Technology (England). He has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute.

Dirk Laschanzky, CFA. Mr. Laschanzky is a portfolio manager for PGI, responsible for portfolio implementation strategies, asset allocation and managing the midcap value and index portfolios. Prior to joining PGI in 1997, he was a portfolio manager and analyst for over seven years at AMR Investment Services. He earned an MBA and BA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Mr. Laschanzky shares responsibility for the day-to-day management of the Principal LifeTime Funds with Messrs. Fennessey, Finnegan and Welch, portfolio managers representing Principal. On behalf of PGI, Mr. Laschanzky develops, implements, and monitors the Funds’ strategic or long-term asset class targets and target ranges. On behalf of Principal, Messrs. Fennessey, Finnegan, and Welch implement the strategic asset allocation Mr. Laschanzky sets.

32 MANAGEMENT OF THE FUNDS	Principal Investors Fund
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John Pihlblad, CFA. Mr. Pihlblad is a portfolio manager at PGI. He joined the firm in 2000 and led the development of PGI’s Global Research Platform. He has over 25 years experience in creating and managing quantitative investment systems. Prior to joining PGI, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He earned a BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.

Jeffrey A. Schwarte, CFA, CPA. Mr. Schwarte is a portfolio manager at PGI. He manages the large-cap core portfolios and is co-portfolio manager on the midcap value strategies. He joined the firm in 1993 as a staff auditor and has held various positions before moving to an equity research position in 2000. He earned a Bachelor’s degree in Accounting from the University of Northern Iowa. He has earned the right to use the Chartered Financial Analyst designation and is a Certified Public Accountant, a Certified Internal Auditor, and a Fellow of the Life Management Institute (FLMI).

Timothy R. Warrick, CFA. Mr. Warrick is a portfolio manager at PGI with responsibility for the corporate and U.S. multi-sector portfolios. He also serves as portfolio management team leader with responsibility for overseeing portfolio management function for all total return fixed income products. Prior to his portfolio management responsibilities with the firm, Mr. Warrick was a fixed income credit analyst and extensively involved in product development. He joined the firm in 1990. He received an MBA in Finance from Drake University and a Bachelor’s degree in Accounting and Economics from Simpson College. He has earned the right to use the Chartered Financial Analyst designation.

Duties of Principal and Sub-Advisors
Principal or the Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund’s investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

The Sub-Sub-Advisors
Principal Global Investors, LLC (“PGI”) has entered into sub-sub-advisory agreements for the Bond & Mortgage Securities Fund. Under this agreement, the sub-advisor has agreed to assume the obligations of PGI for a certain portion of the Fund’s assets. The sub-sub-advisor is paid a fee by PGI.

PGI is the sub-advisor for the Bond & Mortgage Securities Fund. Day-to-day management decisions concerning a portion of the Bond & Mortgage Securities Fund’s portfolio are made by Spectrum Asset Management, Inc. (“Spectrum”), which serves as sub-sub-advisor.

Sub-Advisor:	Spectrum Asset Management, Inc. (“Spectrum”) is an indirect subsidiary of Principal Life, an affiliate of PGI and a member of the Principal Financial Group. Spectrum was founded in 1987. Its address is 4 High Ridge Park, Stamford, CT 06905.

The day-to day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

L. Phillip Jacoby. Mr. Jacoby is Sr. Vice President and Portfolio Manager for Spectrum and chairman of Spectrum’s Investment Committee. Prior to joining Spectrum in 1995, he was a senior investment officer as USL Capital Corporation, a subsidiary of Ford Motor Corporate, and co-managed a $600 million preferred stock portfolio. He earned his BS in Finance from Boston University.

Bernard M. Sussman. Mr. Sussman is Chief Investment Officer of Spectrum and Chair of its Investment Committee. Prior to joining Spectrum in 1995, Mr. Sussman was a general partner and head of the Preferred Stock area of

Principal Investors Fund	MANAGEMENT OF THE FUNDS 33
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Goldman Sachs & Co. He was responsible for sales, trading and underwriting for all preferred products and was instrumental in the development of the hybrid (MIPS) market. He earned both an MBA in Finance and a Bachelor’s degree in Industrial Relations from Cornell University.

Fees Paid to Principal
The Fund pays Principal a fee for its services, which includes any fee Principal pays to the Sub-Advisor. The fee each Fund paid (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2007 was:

Bond & Mortgage Securities Fund	0.52%
LargeCap Value Fund	0.44%
Principal LifeTime 2010 Fund	0.1225%
Principal LifeTime 2020 Fund	0.1225%
Principal LifeTime 2030 Fund	0.1225%
Principal LifeTime 2040 Fund	0.1225%
Principal LifeTime 2050 Fund	0.1225%
Principal LifeTime Strategic Income Fund	0.1225%

A discussion regarding the basis for the Board of Directors approving the management agreement with Principal and the sub-advisory agreements with each Sub-Advisor is available in the semi-annual report to shareholders for the period ended April 30, 2007 and in the annual report to shareholders for the fiscal year ended October 31, 2007.

Under an order received from the SEC, the Fund and Principal, may enter into and materially amend agreements with Sub-Advisors, other than those affiliated with Principal, without obtaining shareholder approval. For any Fund that is relying on that order, Principal may, without obtaining shareholder approval:

•	hire one or more Sub-Advisors;

•	change Sub-Advisors; and

•	reallocate management fees between itself and Sub-Advisors.

Principal has ultimate responsibility for the investment performance of each Fund that utilizes a Sub-Advisor due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination, and replacement. No Fund will rely on the order until it receives approval from its shareholders or, in the case of a new Fund, the Fund’s sole initial shareholder before the Fund is available to the other purchasers, and the Fund states in its prospectus that it intends to rely on the order.

The shareholders of each of the Funds have approved the Fund’s reliance on the order; however, none of the Funds available through this prospectus intend to rely on the order.

34 MANAGEMENT OF THE FUNDS	Principal Investors Fund
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PRICING OF FUND SHARES

Each Fund’s shares are bought and sold at the current share price. The share price of each class of each Fund is calculated each day the New York Stock Exchange (“NYSE”) is open (shares are not priced on the days on which the NYSE is closed for trading, generally New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas). The share price is determined as of the close of business of the NYSE (normally 3:00 p.m. Central Time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received in good order by us at our transaction processing center in Canton, Massachusetts. In order for us to process your purchase order on the day it is received, we must receive the order (with complete information):

•	on a day that the NYSE is open and
•	prior to the close of trading on the NYSE (normally 3 p.m. Central Time).

Orders received after the close of the NYSE or on days that the NYSE is not open will be processed on the next day that the NYSE is open for normal trading.

If we receive an application or purchase request for a new mutual fund account or subsequent purchase into an existing account that is accompanied by a check and the application or purchase request does not contain complete information, we may hold the application (and check) for up to two business days while we attempt to obtain the necessary information. If we receive the necessary information within two business days, we will process the order using the next share price calculated. If we do not receive the information within two business days, the application and check will be returned to you.

For these Funds, the share price is calculated by:

•	taking the current market value of the total assets of the Fund
•	subtracting liabilities of the Fund
•	dividing the remainder proportionately into the classes of the Fund
•	subtracting the liability of each class
•	dividing the remainder by the total number of shares owned in that class.

NOTES:

•	If market quotations are not readily available for a security owned by a Fund, its fair value is determined using a policy adopted by the Directors. Fair valuation pricing is subjective and creates the possibility that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.
•	A Fund’s securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. Generally, the values of foreign securities used in computing a Fund’s NAV are the market quotations as of the close of the foreign market. Foreign securities and currencies are also converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The Fund has adopted policies and procedures to “fair value” some or all securities held by a Fund if significant events occur after the close of the market on which the foreign securities are traded but before the Fund’s NAV is calculated. Significant events can be specific to a single security or can include events that affect a particular foreign market or markets. A significant event can also include a general market movement in the U.S. securities markets. If Principal believes that the market value of any or all of the foreign securities is materially affected by such an event, the securities will be valued, and the Fund’s NAV will be calculated, using the policy adopted by the Fund. These fair valuation procedures are intended to discourage shareholders from investing in the Fund for the purpose of engaging in market timing or arbitrage transactions.

Principal Investors Fund	PRICING OF FUND SHARES 35
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The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Fund may change on days when shareholders are unable to purchase or redeem shares.

•	Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

PURCHASE OF FUND SHARES

Shares may be purchased:

•	via the internet.

•	standard method of accepting data for plans with fewer than 1,000 current and terminated (within the last five years) members.
•	available 7 days a week (7 a.m. to 9 p.m. Central Time).

•	using a modem.

•	plan contributions transferred electronically.
•	standard method of accepting data for plans with more than 1,000 current and terminated (within the last five years) members.
•	available 24 hours a day, 7 days a week.

To eliminate the need for safekeeping, the Funds will not issue certificates for shares. The Funds may periodically close to new purchases of shares or refuse any order to buy shares if Principal determines that doing so would be in the best interests of the Fund and its shareholders.

Principal may recommend to the Board, and the Board may elect, to close certain funds to new and existing investors.

REDEMPTION OF FUND SHARES

Subject to any restrictions imposed by a plan, shares may be sold back to the Fund any day the NYSE is open. For more information about how to sell shares of the Fund, including any charges that a plan may impose, please consult the plan.

The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

Distributions in Kind. Payment for shares of the Funds tendered for redemption is ordinarily made by check. However, the Funds may determine that it would be detrimental to the remaining shareholders of a Fund to make payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the Funds may pay the redemption proceeds in whole or in part by a distribution “in kind” of securities from the Fund’s portfolio in lieu of cash. If a Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. Each Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described in this prospectus.

Redemption fees. The Fund board of directors has determined that it is not necessary to impose a fee upon the redemption of fund shares, because the Fund has adopted transfer restrictions as described in “Exchange of Fund Shares.”

36 PURCHASE OF FUND SHARES	Principal Investors Fund
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EXCHANGE OF FUND SHARES

An exchange between Funds is a redemption of shares of one Fund and a concurrent purchase of shares in another Fund with the redemption proceeds. A shareholder, including a beneficial owner of shares held in nominee name or a participant in a participant-directed employee benefit plan, may exchange Fund shares under certain circumstances. In addition to any restrictions an intermediary or an employee benefit plan imposes, Fund shares may be exchanged, without charge, for shares of any other Fund of Principal Investors Fund, provided that:

•	the shareholder has not exchanged shares of the Fund within 30 days preceding the exchange, unless the shareholder is exchanging into the Money Market Fund,
•	the share class of such other Fund is available through the plan, and
•	the share class of such other Fund is available in the shareholder’s state of residence.

All exchanges completed on the same day are considered a single exchange for purposes of this exchange limitation. In addition, the Fund will reject an order to purchase shares of any Fund, except shares of the Money Market Fund, if the shareholder redeemed shares from that Fund within the preceding 30-day period. The 30-day exchange or purchase restriction does not apply to exchanges or purchases made on a scheduled basis such as scheduled periodic portfolio rebalancing transactions, or where the application of the restriction would cause a Fund to fail to be considered a “qualified default investment alternative” under the Employee Retirement Income Security Act of 1976, as amended, and the rules and regulations thereunder.

If Fund shares are purchased through an intermediary that is unable or unwilling to impose the 30-day exchange restriction described above, Fund management may waive this restriction in lieu of the exchange limitation that the intermediary is able to impose if, in management’s judgment, such limitation is reasonably likely to prevent excessive trading in Fund shares. In order to prevent excessive exchanges, and under other circumstances where the Fund Board of Directors or Principal believes it is in the best interests of the Fund, the Fund reserves the right to revise or terminate this exchange privilege, limit the amount or further limit the number of exchanges, reject any exchange or close an account.

FREQUENT PURCHASES AND REDEMPTIONS

The Funds are not designed for, and do not knowingly accommodate, frequent purchases and redemptions of fund shares by investors. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase these Funds.

Frequent purchases and redemptions pose a risk to the Funds because they may:

•	Disrupt the management of the Funds by:

•	forcing the Funds to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the Fund; and
•	causing unplanned portfolio turnover;

•	Hurt the portfolio performance of the Funds; and
•	Increase expenses of the Funds due to:

•	increased broker-dealer commissions and
•	increased recordkeeping and related costs.

Certain Funds may be at greater risk of harm due to frequent purchases and redemptions. For example, those Funds that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage.

The Funds have adopted procedures to “fair value” foreign securities under certain circumstances, which are intended, in part, to discourage excessive trading of shares of the Funds. The Board of Directors of the Fund has also adopted policies and procedures with respect to frequent purchases and redemptions of shares of the Funds. The Funds monitor trading activity to identify and take action against abuses. While our policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that we will identify and prevent abusive trading in all instances. If we are not able to identify such excessive trading practices, the Funds may be negatively impacted and may cause investors to suffer the harms described. The potential negative impact and harms of undetected excessive trading in shares of the underlying Funds in which the Principal LifeTime Funds or Strategic Asset Management Funds invest could flow through to the Principal LifeTime Funds and Strategic Asset Management Funds as they would for any Fund shareholder. When we do identify abusive trading, we will apply our policies and procedures in a fair and uniform manner. If we are not able to identify such abusive trading practices, the abuses described above may negatively impact the Funds.

Principal Investors Fund	EXCHANGE OF FUND SHARES 37
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The Funds have adopted an exchange frequency restriction, described above in “Exchange of Fund Shares” to limit excessive trading in fund shares.

DIVIDENDS AND DISTRIBUTIONS

Dividends are based on estimates of income, expenses, and shareholder activity for the Fund. Actual income, expenses, and shareholder activity may differ from estimates; consequently, differences, if any, will be included in the calculation of subsequent dividends. The Funds pay their net investment income to shareholders of record on the business day prior to the payment date. The payment schedule is as follows:

•	The Bond & Mortgage Securities Fund declares dividends of its daily net investment income each day its shares are priced. On the last business day of each month the Funds will pay out its accumulated declared dividends.

•	The other Funds pay their net investment income on an annual basis. The payment date is the last business day of the year.

Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.

Dividend and capital gains distributions will be reinvested, without a sales charge, in shares of the Fund from which the distribution is paid.

Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. Special tax rules apply to Fund distributions to retirement plans. A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state, and local taxes. A Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased.

To the extent that distributions the Funds pay are derived from a source other than net income (such as a return of capital), a notice will be included in your quarterly statement pursuant to Section 19(a) of the Investment Company Act of 1940, as amended, and Rule 19a-1 disclosing the source of such distributions. Furthermore, such notices shall be posted monthly on our web site at www.principal.com. You may request a copy of all such notices, free of charge, by telephoning 1-800-547-7754. The amounts and sources of distributions included in such notices are estimates only and you should not rely upon them for purposes of reporting income taxes. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders how to report these distributions for federal income tax purposes.

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FUND ACCOUNT INFORMATION

Statements
Statements are sent each calendar quarter. The statements provide the number and value of shares owned by the plan, transactions during the quarter, dividends declared or paid, and other information.

This information may also be accessed by accessing www.principal.com.

Orders Placed by Intermediaries
Principal Investors Fund may have an agreement with your intermediary, such as a broker-dealer, third party administrator, or trust company, that permits the intermediary to accept orders on behalf of the Fund until 3 p.m. Central Time. The agreement may include authorization for your intermediary to designate other intermediaries (“sub-designees”) to accept orders on behalf of the Fund on the same terms that apply to the intermediary. In such cases, if your intermediary or a sub-designee receives your order in correct form by 3 p.m. Central Time, transmits it to the Fund and pays for it in accordance with the agreement, the Fund will price the order at the next NAV it computes after your intermediary or sub-designee received your order.

Note: The time at which the Fund prices orders and the time until which the Fund or your intermediary or sub-designee will accept orders may change in the case of an emergency or if the New York Stock Exchange closes at a time other than 3 p.m. Central Time.

Minimum Account Balance
The Principal Investors Fund reserves the right to set a minimum and redeem all shares in the Fund if the value of a plan’s investments in the Fund is less than the minimum. Principal Investors Fund has set the minimum at $2.5 million. The redemption proceeds would then be sent according to the directions of the appropriate plan fiduciary. If the Fund exercises this right, the plan sponsor will be notified that the redemption is going to be made. The plan will have 30 days to make an additional investment and bring plan assets up to the required minimum. The Fund reserves the right to change the minimum.

Reservation of Rights
The Principal Investors Fund reserves the right to amend or terminate the special plans described in this prospectus. In addition, Principal Investors Fund reserves the right to change the share classes described herein. Shareholders will be notified of any such action to the extent required by law.

Multiple Translations
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

Procedures for Opening an Account
To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to verify your identity. We may also ask to see your driver’s license or other identifying documents.

If concerns arise with verification of your identification, no transactions, other than redemptions, will be permitted while we attempt to reconcile the concerns. If we are unable to verify your identify within 30 days of our receipt of your original purchase, the account(s) will be closed and redeemed in accordance with normal redemption procedures.

Financial Statements
Plans will receive annual financial statements for the Funds, audited by the Funds’ independent registered public accounting firm, Ernst & Young LLP. Plans will also receive a semiannual financial statement that is unaudited.

Principal Investors Fund	FUND ACCOUNT INFORMATION 39
www.principal.com

PORTFOLIO HOLDINGS INFORMATION

The Fund will publish month-end portfolio holdings information for the Funds described in this Prospectus on the principal.com website and the PrincipalFunds.com website on the last business day of the following month. The information will include all of each Fund’s holdings, and may include information regarding the top ten holdings as well. The information will remain on the website until the Fund files portfolio holding information with the SEC for a period that includes the date on which the holdings are published on the websites. Also, from time to time, information relating to the impact of specific events, such as national disasters, corporate debt defaults, or similar events, on a Fund’s portfolio will be published on the website. In addition, composite portfolio holdings information for the Money Market Fund is published each week as of the prior week on the principalglobal.com website.

Third parties who need portfolio holdings information to provide services to the Funds may be provided such information prior to its posting on the website, solely for legitimate business purposes and subject to confidentiality agreements. A description of the Funds’ policies and procedures with respect to the disclosure of the portfolio securities is available in the Funds’ Statement of Additional Information.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions).

The financial statements for the Fund were audited by Ernst & Young LLP, whose report, along with the financial statements, is included in the most recent annual report for the Fund. To receive a copy of the latest annual or semiannual report for the Fund, you may telephone 1-800-547-7754.

40 PORTFOLIO HOLDINGS INFORMATION	Principal Investors Fund
1-800-547-7754

FINANCIAL HIGHLIGHTS
Principal Investors Fund, Inc.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004	2003
BOND & MORTGAGE SECURITIES FUND
Select shares
Net Asset Value, Beginning of Period	$10.77	$10.71	$10.99		$10.78	$10.65
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.54	0.47	0.40		0.36	0.34
Net Realized and Unrealized Gain (Loss) on Investments	(0.18)	0.04	(0.28)		0.21	0.16

Total From Investment Operations	0.36	0.51	0.12		0.57	0.50
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.53)	(0.45)	(0.39)		(0.36)	(0.37)
Distributions from Realized Gains	—	—	(0.01)		—	—

Total Dividends and Distributions	(0.53)	(0.45)	(0.40)		(0.36)	(0.37)

Net Asset Value, End of Period	$10.60	$10.77	$10.71		$10.99	$10.78

Total Return	3.42%	4.92%	1.06%		5.39%	4.79%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$28,800	$18,009	$8,635		$2,274	$912
Ratio of Expenses to Average Net Assets	0.90%	0.95%	1.15%		0.96%	0.93%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(b)	N/A	0.91%	0.93%		0.93%	—%
Ratio of Net Investment Income to Average Net Assets	5.05%	4.46%	3.69%		3.35%	3.12%
Portfolio Turnover Rate	259.1%	274.5%	202.1	% (c)	150.5%	91.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Excludes interest expense paid on borrowings through reverse repurchase agreements. See “Operating Policies” in notes to financial statements.

(c)	Portfolio turnover rate excludes approximately $213,484,000 of securities from the acquisition of Principal Bond Fund, Inc.

	2007	2006	2005		2004		2003
LARGECAP VALUE FUND
Select shares
Net Asset Value, Beginning of Period	$13.04	$11.28	$10.64		$9.79		$8.25
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.20	0.18	0.13		0.12		0.10
Net Realized and Unrealized Gain (Loss) on Investments	1.00	1.97	1.02		0.81		1.50

Total From Investment Operations	1.20	2.15	1.15		0.93		1.60
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.18)	(0.10)	(0.13)		(0.08)		(0.06)
Distributions from Realized Gains	(0.60)	(0.29)	(0.38)		—		—

Total Dividends and Distributions	(0.78)	(0.39)	(0.51)		(0.08)		(0.06)

Net Asset Value, End of Period	$13.46	$13.04	$11.28		$10.64		$9.79

Total Return	9.60%	19.57%	11.05%		9.58%		19.44%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,928	$1,278	$739		$15		$10
Ratio of Expenses to Average Net Assets	0.82%	0.83%	0.83%		0.83%		0.82%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		0.83	% (b)	0.83	% (b)
Ratio of Net Investment Income to Average Net Assets	1.49%	1.51%	1.15%		1.14%		1.24%
Portfolio Turnover Rate	100.3%	92.8%	181.1	% (c)	228.4%		179.1%

(a)	Calculated based on average shares outstanding during the period.

(a)	Expense ratio without commission rebates.

(c)	Portfolio turnover rate excludes approximately $329,124,000 of securities from the acquisition of Principal Capital Value Fund, Inc.

FINANCIAL HIGHLIGHTS
Principal Investors Fund, Inc.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
Select shares
Net Asset Value, Beginning of Period	$12.64	$11.95	$11.69	$10.74	$9.69
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.49	0.42	0.34	0.13	0.14
Net Realized and Unrealized Gain (Loss) on Investments	0.17	0.68	0.29	0.98	1.02

Total From Investment Operations	0.66	1.10	0.63	1.11	1.16
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.41)	(0.29)	(0.24)	(0.16)	(0.10)
Distributions from Realized Gains	(0.06)	(0.12)	(0.13)	—	(0.01)

Total Dividends and Distributions	(0.47)	(0.41)	(0.37)	(0.16)	(0.11)

Net Asset Value, End of Period	$12.83	$12.64	$11.95	$11.69	$10.74

Total Return	5.30%	9.46%	5.43%	10.44%	12.02%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$11,742	$4,466	$1,861	$479	$11
Ratio of Expenses to Average Net Assets(b)	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of Net Investment Income to Average Net Assets	3.91%	3.44%	2.84%	1.11%	1.27%
Portfolio Turnover Rate	25.3%	48.9%	43.8%	34.1%	43.9%

(a)	Calculated based on average shares outstanding during the period.

(b)	Does not include expenses of the investment companies in which the Fund invests.

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2010 FUND
Select shares
Net Asset Value, Beginning of Period	$13.17	$12.07	$11.57	$10.60	$9.37
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.37	0.36	0.25	0.10	0.12
Net Realized and Unrealized Gain (Loss) on Investments	0.99	1.07	0.59	1.00	1.23

Total From Investment Operations	1.36	1.43	0.84	1.10	1.35
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.36)	(0.25)	(0.24)	(0.13)	(0.12)
Distributions from Realized Gains	(0.07)	(0.08)	(0.10)	—	—

Total Dividends and Distributions	(0.43)	(0.33)	(0.34)	(0.13)	(0.12)

Net Asset Value, End of Period	$14.10	$13.17	$12.07	$11.57	$10.60

Total Return	10.64%	12.12%	7.41%	10.49%	14.60%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$59,244	$26,768	$11,896	$1,501	$11
Ratio of Expenses to Average Net Assets(b)	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of Net Investment Income to Average Net Assets	2.71%	2.87%	2.19%	0.89%	1.18%
Portfolio Turnover Rate	14.7%	16.6%	10.2%	34.3%	47.8%

(a)	Calculated based on average shares outstanding during the period.

(b)	Does not include expenses of the investment companies in which the Fund invests.

FINANCIAL HIGHLIGHTS
Principal Investors Fund, Inc.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2020 FUND
Select shares
Net Asset Value, Beginning of Period	$13.64	$12.24	$11.46	$10.53	$9.12
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.31	0.30	0.19	0.06	0.10
Net Realized and Unrealized Gain (Loss) on Investments	1.52	1.47	0.92	1.02	1.41

Total From Investment Operations	1.83	1.77	1.11	1.08	1.51
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.36)	(0.27)	(0.24)	(0.15)	(0.10)
Distributions from Realized Gains	(0.09)	(0.10)	(0.09)	—	—

Total Dividends and Distributions	(0.45)	(0.37)	(0.33)	(0.15)	(0.10)

Net Asset Value, End of Period	$15.02	$13.64	$12.24	$11.46	$10.53

Total Return	13.71%	14.79%	9.75%	10.35%	16.73%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$121,196	$53,209	$18,811	$1,529	$11
Ratio of Expenses to Average Net Assets(b)	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of Net Investment Income to Average Net Assets	2.21%	2.33%	1.48%	0.54%	1.02%
Portfolio Turnover Rate	15.1%	7.4%	5.5%	27.0%	41.1%

(a)	Calculated based on average shares outstanding during the period.

(b)	Does not include expenses of the investment companies in which the Fund invests.

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2030 FUND
Select shares
Net Asset Value, Beginning of Period	$13.83	$12.31	$11.38	$10.40	$8.75
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.28	0.26	0.17	0.03	0.04
Net Realized and Unrealized Gain (Loss) on Investments	1.83	1.64	1.05	1.06	1.68

Total From Investment Operations	2.11	1.90	1.22	1.09	1.72
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.32)	(0.26)	(0.21)	(0.11)	(0.07)
Distributions from Realized Gains	(0.10)	(0.12)	(0.08)	—	—

Total Dividends and Distributions	(0.42)	(0.38)	(0.29)	(0.11)	(0.07)

Net Asset Value, End of Period	$15.52	$13.83	$12.31	$11.38	$10.40

Total Return	15.65%	15.75%	10.86%	10.55%	19.77	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$117,390	$58,595	$23,705	$7,352	$15
Ratio of Expenses to Average Net Assets(b)	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of Net Investment Income to Average Net Assets	1.95%	1.99%	1.41%	0.25%	0.21%
Portfolio Turnover Rate	15.5%	9.4%	4.8%	30.7%	52.4	%(c)

(a)	Calculated based on average shares outstanding during the period.

(b)	Does not include expenses of the investment companies in which the Fund invests.

(c)	Portfolio turnover rate excludes approximately $22,287,000 of securities from the acquisition of Balanced Fund and $22,287,000 from portfolio realignment.

(d)	During 2003, the Class experienced a significant withdrawal of monies by an affiliate. As the remaining shareholders held relatively small positions, the total return amounts expressed herein are greater than those that would have been experienced without the withdrawal.

FINANCIAL HIGHLIGHTS
PRINCIPAL INVESTORS FUND, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2040 FUND
Select shares
Net Asset Value, Beginning of Period	$13.72	$12.15	$11.13	$10.19	$8.65
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.20	0.22	0.07	0.02	0.05
Net Realized and Unrealized Gain (Loss) on Investments	2.10	1.70	1.22	1.03	1.55

Total From Investment Operations	2.30	1.92	1.29	1.05	1.60
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.31)	(0.24)	(0.19)	(0.11)	(0.06)
Distributions from Realized Gains	(0.10)	(0.11)	(0.08)	—	—

Total Dividends and Distributions	(0.41)	(0.35)	(0.27)	(0.11)	(0.06)

Net Asset Value, End of Period	$15.61	$13.72	$12.15	$11.13	$10.19

Total Return	17.14%	16.11%	11.67%	10.35%	18.66%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$46,791	$14,898	$5,549	$256	$10
Ratio of Expenses to Average Net Assets(b)	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of Net Investment Income to Average Net Assets	1.40%	1.69%	0.53%	0.15%	0.56%
Portfolio Turnover Rate	16.5%	13.1%	7.1%	40.0%	46.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Does not include expenses of the investment companies in which the Fund invests.

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2050 FUND
Select shares
Net Asset Value, Beginning of Period	$13.33	$11.74	$10.65	$9.72	$8.13
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.21	0.13	0.02	0.01	0.02
Net Realized and Unrealized Gain (Loss) on Investments	2.10	1.80	1.31	0.99	1.61

Total From Investment Operations	2.31	1.93	1.33	1.00	1.63
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.28)	(0.23)	(0.17)	(0.07)	(0.04)
Distributions from Realized Gains	(0.11)	(0.11)	(0.07)	—	—

Total Dividends and Distributions	(0.39)	(0.34)	(0.24)	(0.07)	(0.04)

Net Asset Value, End of Period	$15.25	$13.33	$11.74	$10.65	$9.72

Total Return	17.71%	16.76%	12.57%	10.37%	20.10%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$18,918	$7,836	$1,675	$112	$10
Ratio of Expenses to Average Net Assets(b)	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of Net Investment Income to Average Net Assets	1.52%	1.06%	0.15%	0.09%	0.28%
Portfolio Turnover Rate	21.2%	15.9%	7.5%	44.9%	45.7%

(a)	Calculated based on average shares outstanding during the period.

(b)	Does not include expenses of the investment companies in which the Fund invests.

ADDITIONAL INFORMATION

Additional information about the Fund (including the Fund’s policy regarding the disclosure of portfolio securities) is available in the Statement of Additional Information dated February 29, 2008, which is incorporated by reference into this prospectus. Additional information about the Funds’ investments is available in the Fund’s annual and semiannual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year. The Statement of Additional Information and the Fund’s annual and semi annual reports can be obtained free of charge by writing Principal Investors Fund, P.O. Box 8024, Boston, MA 02266-8024. In addition, the Fund makes its Statement of Additional Information and annual and semi annual reports available, free of charge, on our website www.principal.com. To request this and other information about the Fund and to make shareholder inquiries, telephone 1-800-547-7754.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission’s internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

The U.S. government does not insure or guarantee an investment in any of the Funds. There can be no assurance that the Money Market Fund will be able to maintain a stable share price of $1.00 per share.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Funds federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

Principal Investors Fund, Inc. SEC File 811-07572

Principal Investors Fund	ADDITIONAL INFORMATION 45
www.principal.com

APPENDIX A

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Fund changes with the value of the investments held by that Fund. Many factors affect that value, and it is possible that you may lose money by investing in the Funds. Factors that may adversely affect a particular Fund as a whole are called “principal risks.” The principal risks of investing in the Funds are stated above as to each Fund in the Fund’s description. Each of these risks is summarized below. The first four risks described below – credit and counterparty risk, liquidity risk, management risk, and market risk – apply to all the Funds. The remaining risks apply to certain of the Funds as described previously. Additional information about the Funds, their investments, and the related risks is located under “Certain Investment Strategies and Related Risks” and in the Statement of Additional Information.

Risks Common to All of the Funds

Credit and Counterparty Risk
Each of the funds is subject to the risk that the issuer or guarantor of a fixed-income security or other obligation, the counterparty to a derivatives contract or repurchase agreement, or the borrower of a portfolio’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

Liquidity Risk
A fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the fund’s ability to sell particular securities or close derivative positions at an advantageous price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management Risk
Each of the funds is actively managed by its investment advisor or sub-advisor(s). The performance of a fund that is actively managed will reflect in part the ability of the advisor or sub-advisor(s) to make investment decisions that are suited to achieving the fund’s investment objective. If the advisor’s or sub-advisor(s)’ strategies do not perform as expected, a fund could underperform other mutual funds with similar investment objectives or lose money.

Market Risk
The value of a fund’s portfolio securities may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the fund’s investments are concentrated in certain sectors, its performance could be worse than the overall market. It is possible to lose money when investing in the fund.

Additional Risks Applicable to Certain Funds

Active Trading Risk
A fund that actively trades portfolio securities in an attempt to achieve its investment objective may have high portfolio turnover rates that may increase the fund’s brokerage costs, accelerate the realization of taxable gains, and adversely impact fund performance.

Derivatives Risk
Derivatives are investments whose values depend on or are derived from other securities or indexes. A fund’s use of certain derivative instruments (such as options, futures, and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

46 APPENDIX A	Principal Investors Fund
1-800-547-7754

Equity Securities Risk
Equity securities include common, preferred, and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants, and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and the price of equity securities (and their equivalents) will fluctuate. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

Exchange Rate Risk
Because foreign securities are generally denominated in foreign currencies, the value of the net assets of a fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the funds are authorized to enter into certain foreign currency exchange transactions. In addition, the funds’ foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

Fixed-Income Securities Risk
Fixed-income securities are generally subject to two principal types of risks: interest rate risk and credit quality risk.

Interest Rate Risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline.

Credit Quality Risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by a fund may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest.

Foreign Securities Risk
Foreign securities carry risks that are not generally found in securities of U.S. companies. These risks include the loss of value as a result of political instability and financial and economic events in foreign countries. In addition, nationalization, expropriation or confiscatory taxation, and foreign exchange restrictions could adversely affect a fund’s investments in a foreign country. Foreign securities may be subject to less stringent reporting, accounting, and disclosure standards than are required of U.S. companies, and foreign countries may also have problems associated with and causing delays in the settlement of sales.

Growth Stock Risk
Growth stocks typically trade at higher multiples of current earnings than other securities. Growth stocks are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. Similarly, because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks. A fund’s strategy of investing in growth stocks also carries the risk that in certain markets growth stocks will underperform value stocks.

High Yield Securities Risk
Fixed-income securities that are not investment grade are commonly referred to as high yield securities or “junk bonds.” While these securities generally provide greater income potential than investments in higher rated fixed-income securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt. High yield securities generally involve greater price volatility and may be less liquid than higher rated fixed-income securities. High yield securities are considered speculative by the major credit rating agencies.

Principal Investors Fund	APPENDIX A 47
www.principal.com

Market Segment Risk
Funds are subject to the risk that their principal market segment, such as large capitalization, mid capitalization, or small capitalization stocks, or growth or value stocks, may underperform compared to other market segments or to the equity markets as a whole. Thus:

•	MidCap: A fund’s strategy of investing in mid cap stocks carries the risk that in certain markets mid cap stocks will underperform small cap or large cap stocks.
•	LargeCap: A fund’s strategy of investing in large cap stocks carries the risk that in certain markets large cap stocks will underperform small cap or mid cap stocks.
•	SmallCap: A fund’s strategy of investing in small cap stocks carries the risk that in certain markets small cap stocks will underperform mid cap or large cap stocks.

Municipal Securities Risk
Principal and interest payments of municipal securities may not be guaranteed by the issuing body and may be payable only from a particular source. If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and may be temporarily affected by large purchases and sales, including those of funds investing in such securities. Funds that invest in municipal securities are also subject to the risk that some or all of the interest they receive from such securities might become taxable by law or determined by the Internal Revenue Service (or the relevant state’s tax authority) to be taxable, in which event the value of such funds’ investments would likely decline.

Portfolio Duration Risk
Portfolio duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Prepayment Risk
Mortgage-backed and asset-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled payments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of a fund.

Small Company Risk
Investments in companies with smaller capitalizations may involve greater risk and price volatility than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Securities Lending
The principal risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the loaned securities or their value.

Underlying Fund Risk
The Principal LifeTime Funds operate as funds of funds and invest principally in Underlying Funds. From time to time, an underlying fund may experience relatively large investments or redemptions by a fund of funds due to the reallocation or rebalancing of its assets. These transactions may have adverse effects on underlying fund performance to the extent an underlying fund is required to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so. This may be particularly important when a fund of funds owns a significant portion of an underlying fund. These transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains, and could increase transaction costs. In addition, when

48 APPENDIX A	Principal Investors Fund
1-800-547-7754

a fund of funds reallocates or redeems significant assets away from an underlying fund, the loss of assets to the underlying fund could result in increased expense ratios for that fund.

Principal is the advisor to the Principal LifeTime Funds and each of the Underlying Funds. Principal Global Investors, LLC (“PGI”) is Sub-Advisor to the Principal LifeTime Funds. PGI also serves as Sub-Advisor to some or all of the Underlying Funds. Principal and PGI are committed to minimizing the potential impact of underlying fund risk on underlying funds to the extent consistent with pursuing the investment objectives of the fund of funds which it manages. Each may face conflicts of interest in fulfilling its responsibilities to all such funds.

The following table shows the percentage of the outstanding shares of underlying funds owned by the Principal LifeTime Funds as of October 31, 2007.

PRINCIPAL LIFETIME FUNDS

						Principal
	Principal	Principal	Principal	Principal	Principal	LifeTime
	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	Strategic
	2010	2020	2030	2040	2050	Income
Underlying Fund	Fund	Fund	Fund	Fund	Fund	Fund	Total

Bond & Mortgage Securities Fund	18.44%	27.37%	12.86%	2.88%	0.50%	9.62%	71.67%
LargeCap Value Fund	5.26	12.97	13.59	7.58	3.34	1.00	43.74

U.S. Government Securities Risk
U.S. government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of a fund’s securities do not affect interest income on securities already held by the fund but are reflected in the fund’s price per share. Since the magnitude of these fluctuations generally is greater at times when a fund’s average maturity is longer, under certain market conditions a fund may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.

U.S. Government Sponsored Securities Risk
A fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks. Although the issuing agency, instrumentality, or corporation may be chartered or sponsored by the U.S. government, its securities are not issued or guaranteed by the U.S. Treasury.

Value Stock Risk
A fund’s investments in value stocks carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price if other investors fail to recognize the company’s value and bid up the price or invest in markets favoring faster growing companies. A fund’s strategy of investing in value stocks also carries the risk that in certain markets value stocks will underperform growth stocks.

Principal Investors Fund	APPENDIX A 49
www.principal.com

APPENDIX B

DEFINITIONS OF THE INDICES REFERENCED IN THIS PROSPECTUS

The performance tables included in the prospectus provide performance information of various indices. These indices are described in this appendix. An investment cannot be made directly in the indices and the indices’ performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the indices.

Lehman Brothers Aggregate Bond Index is an unmanaged index of domestic, taxable fixed-income securities. The index covers the U.S. investment-grade bond market, with components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Morgan Stanley Capital International (MSCI) EAFE (Europe, Australia, and Far East) Index is an unmanaged index that measures the stock returns of companies in developed economies outside of North America.

Morningstar Intermediate-Term Bond Category Average is an average of net asset value (NAV) returns of bond mutual funds that have average durations that are greater than 3.5 years and less than 6 years.

Morningstar Large Value Category Average is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay above-average dividends. They also generally have more stable stock prices.

Morningstar Target Date Category Average portfolios provide diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. These portfolios get more conservative as the goal date approaches by investing more in bonds and cash. Investment managers structure these portfolios differently; two funds with the same goal year may have different allocations to equities and therefore different levels of return and risk.

Principal LifeTime 2010 Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2010 portfolio. The index weightings adjust over time as the portfolio changes to become gradually more conservative. The weightings as of March 31, 2007 are 41.9% Russell 3000 Index, 15.1% EAFE Index, and 43.0% Lehman Aggregate Index.

Principal LifeTime 2020 Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2020 portfolio. The index weightings adjust over time as the portfolio changes to become gradually more conservative. The weightings as of March 31, 2007 are 51.1% Russell 3000 Index, 19.4% EAFE Index, and 29.5% Lehman Aggregate Index.

Principal LifeTime 2030 Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2030 portfolio. The index weightings adjust over time as the portfolio changes to become gradually more conservative. The weightings as of March 31, 2007 are 57.3% Russell 3000 Index, 22.5% EAFE Index, and 20.2% Lehman Aggregate Index.

Principal LifeTime 2040 Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2040 portfolio. The index weightings adjust over time as the portfolio changes to become gradually more conservative. The weightings as of March 31, 2007 are 61.8% Russell 3000 Index, 24.7% EAFE Index, and 13.5% Lehman Aggregate Index.

Principal LifeTime 2050 Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2050 portfolio. The index weightings adjust over time as the portfolio changes to become gradually more conservative. The weightings as of March 31, 2007 are 64.2% Russell 3000 Index, 25.8% EAFE Index, and 10.0% Lehman Aggregate Index.

Principal LifeTime Strategic Income Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime Strategic Income portfolio. The weightings as of March 31, 2007 are 19.0% Russell 3000 Index, 6.0% EAFE Index, and 75.0% Lehman Aggregate Index.

50 APPENDIX B	Principal Investors Fund
1-800-547-7754

Russell 1000 Value Index is an unmanaged index that measures the investment returns of stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Companies included are large.

Russell 3000 Index is an unmanaged index that is the combination of Russell 1000 Index and the Russell 2000 Index.

© Morningstar, Inc. All Rights Reserved. Part of the mutual fund data contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate,complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Principal Investors Fund	APPENDIX B 51
www.principal.com

PRINCIPAL INVESTORS FUND, INC.

Effective June 13, 2008, this fund will be known as Principal Funds, Inc.

(the “Fund”)

Statement of Additional Information

dated February 29, 2008

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Fund’s prospectuses. The Fund’s prospectuses, dated February 29, 2008, which we may amend from time to time, contain the basic information you should know before investing in the Fund. You should read this SAI together with the Fund’s prospectus.

The audited financial statements, schedules of investments and auditor’s report included in the Fund’s Annual Report to Shareholders, for the fiscal year ended October 31, 2007 are hereby incorporated by reference into and are legally a part of this SAI.

For a free copy of the current prospectus or annual report, call 1-800-222-5852 or write:

For Class J shares:
  Principal Funds
  P.O. Box 55904
  Boston, MA 02205

For other share classes:
  Principal Funds
  P.O. Box 8024
  Boston, MA 02266-8024

The prospectuses for Classes A, B, and C shares, Class J shares, Select, Preferred, Advisors Signature, Advisors Select, and Advisors Preferred share classes may be viewed at www.Principal.com.

2	Principal Investors Fund
1-800-222-5852

FUND HISTORY

The Principal Investors Fund (“the Registrant” or the “Fund”) is a registered, open-end management investment company, commonly called a mutual fund. The Fund consists of multiple investment portfolios which are referred to as “Funds.” Each portfolio operates for many purposes as if it were an independent mutual fund. Each portfolio has its own investment objective, strategy, and management team. Each of the Funds is diversified except California Municipal Fund, Global Real Estate Securities Fund, Preferred Securities Fund, Real Estate Securities, and Tax-Exempt Bond Fund I which are non-diversified.

The Fund was organized as the Principal Special Markets Fund, Inc. on January 28, 1993 as a Maryland corporation. The Fund changed its name to Principal Investors Fund, Inc. effective September 14, 2000. The Fund will be changing its name to Principal Funds, Inc. effective June 13, 2008.

The Articles of Incorporation have been amended from time to time. Some amendments added or changed the names of Funds or added classes of shares. Those amendments are as follows:

•	September 14, 2000 to add the Bond & Mortgage Securities, Government Securities, High Quality Intermediate Term Bond, High Quality Long Term Bond, High Quality Short Term Bond, International I, International II, International Emerging Markets, LargeCap Growth, LargeCap S&P 500 Index, LargeCap Value, MidCap Blend, MidCap Growth, MidCap S&P 400 Index, MidCap Value, Money Market, Real Estate, Partners LargeCap Blend, Partners LargeCap Blend I, Partners LargeCap Growth I, Partners LargeCap Growth II, Partners LargeCap Value, Partners MidCap Growth, Partners MidCap Value, Partners SmallCap Growth I, Partners SmallCap Growth II, SmallCap Blend, SmallCap Growth, SmallCap S&P 600 Index and SmallCap Value Funds;
•	December 13, 2000 to add the Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime Strategic Income Funds (referred to herein as the “Principal LifeTime” Funds), and Partners SmallCap Value Fund;
•	March 14, 2001 to add the Capital Preservation Fund;
•	April 17, 2002 to add the Preferred Securities Fund;
•	September 26, 2002 to add the LargeCap Blend I, Partners LargeCap Growth, Partners SmallCap Blend, and Partners SmallCap Value I Funds and to change the name of the LargeCap Blend Fund to Partners LargeCap Blend Fund I;
•	September 18, 2003 to add the Partners International, Partners MidCap Growth I, and Partners MidCap Value I Funds;
•	February 3, 2004 to change the name of the Real Estate Fund to Real Estate Securities Fund;
•	March 8, 2004 to add the Partners LargeCap Value Fund I, Partners SmallCap Growth Fund III, and Partners SmallCap Value Fund II;
•	June 21, 2004 to add the High Yield Fund and the Partners LargeCap Value Fund II;
•	September 13, 2004 to add Inflation Protection Fund and Partners MidCap Growth Fund II;
•	December 16, 2004 to add the Equity Income, Partners Global Equity and Tax-Exempt Bond Funds, change the name of International Fund I to Diversified International, change the name of International II to International Growth, and change the name of LargeCap Blend I to Disciplined LargeCap Blend;
•	May 23, 2005 to change the name of the Capital Preservation Fund to Ultra Short Bond Fund;
•	September 30, 2005 to change the name of the High Quality Short-Term Bond Fund to Short-Term Bond Fund;
•	September 30, 2005 to change the name of the Government Securities Fund to Government & High Quality Bond Fund;
•	September 20, 2006 to add the California Insured Intermediate Municipal Fund, California Municipal Fund, Equity Income Fund I, High Yield Fund II, Income Fund, MidCap Stock Fund, Mortgage Securities Fund, Short-Term Income Fund, Strategic Asset Management Balanced Portfolio, Strategic Asset Management Conservative Balanced Portfolio, Strategic Asset Management Conservative Growth Portfolio, Strategic Asset Management Flexible Income Portfolio, Strategic Asset Management Strategic Growth Portfolio, Tax-Exempt Bond Fund I, and West Coast Equity Fund. The California Insured Intermediate Municipal Fund, California Municipal Fund, Equity Income Fund I, High Yield Fund II, Income Fund, MidCap Stock Fund, Mortgage Securities Fund, Short-Term Income Fund, Strategic Asset Management Balanced Portfolio, Strategic Asset Management Conservative Balanced Portfolio, Strategic Asset Management Conservative Growth Portfolio, Strategic Asset Management Flexible Income Portfolio, Strategic Asset Management Strategic Growth Portfolio, Tax-Exempt Bond Fund I, and West Coast Equity Fund are each successors to the following series of WM Trust I, WM Trust II, or WM Strategic Asset Management Portfolios, LLC, as of January 12, 2007.

Principal Investors Fund	FUND HISTORY 3
www.Principal.com

Successor Fund	Predecessor Fund
California Insured Intermediate Municipal	California Insured Intermediate Municipal (WM Trust II)
California Municipal	California Municipal (WM Trust II)
Equity Income I	Equity Income (WM Trust I)
High Yield II	High Yield (WM Trust I)
Income	Income (WM Trust I)
MidCap Stock	Mid Cap Stock (WM Trust I)
Mortgage Securities	U.S. Government Securities (WM Trust I)
Short-Term Income	Short Term Income (WM Trust II)
Strategic Asset Management Portfolios
Strategic Asset Management Portfolios	(WM Strategic Asset Management Portfolios, LLC)
Balanced Portfolio	Balanced Portfolio
Conservative Balanced Portfolio	Conservative Balanced Portfolio
Conservative Growth Portfolio	Conservative Growth Portfolio
Flexible Income Portfolio	Flexible Income Portfolio
Strategic Growth Portfolio	Strategic Growth Portfolio
Tax-Exempt Bond I	Tax-Exempt Bond (WM Trust I)
West Coast Equity	West Coast Equity (WM Trust I)

The WM Trust I Funds identified in the above table, other than the Mid Cap Stock and High Yield Funds, are successors to the following Washington corporations, or series thereof, which commenced operations in the years indicated and made up the group of mutual funds known as the “Composite Funds”: Composite U.S. Government Securities, Inc. (predecessor to the U.S. Government Securities Fund) (1982); Composite Income Fund, Inc. (predecessor to the Income Fund) (1975); Composite Tax-Exempt Bond Fund, Inc. (predecessor to the Tax-Exempt Bond Fund) (1976); Composite Northwest Fund, Inc. (predecessor to the West Coast Equity Fund) (1986); and Composite Bond & Stock Fund, Inc. (predecessor to the Equity Income Fund) (1939).

Each of the Composite Funds was reorganized as a series of WM Trust I, a Massachusetts Business Trust, on March 20, 1998. In connection with this reorganization, the Trust, which conducted no operations prior to that date, changed its name to WM Trust I. The High Yield Fund was organized on March 23, 1998, and the Mid Cap Stock Fund was organized on March 1, 2000.

Prior to March 20, 1998, the name of WM Trust II, a Massachusetts Business Trust, was “Sierra Trust Funds” and the name of WM Strategic Asset Management Portfolios, a Massachusetts Limited Liability Company, was “Sierra Asset Management Portfolios.” On July 16, 1999, each Portfolio succeeded to a corresponding fund of the same name that was a series of WM Strategic Asset Management Portfolios. These Trusts were part of a family of mutual funds known as the “Sierra Funds.”

Prior to March 1, 2002, the West Coast Equity Fund was known as the Growth Fund of the Northwest and prior to March 1, 2000, it was known as the Northwest Fund. Prior to August 1, 2000, the Conservative Balanced Portfolio was known as the Income Portfolio and the Equity Income Fund was known as the Bond & Stock Fund. Prior to March 1, 2000, the Short Term Income Fund was known as the Short Term High Quality Bond Fund. Prior to March 20, 1998, the Flexible Income Portfolio was known as the Sierra Value Portfolio, the Conservative Balanced Portfolio was known as the Sierra Income Portfolio, the Balanced Portfolio was known as the Sierra Balanced Portfolio, the Conservative Growth Portfolio was known as the Sierra Growth Portfolio, and the Strategic Growth Portfolio was known as the Sierra Capital Growth Portfolio.

•	September 13, 2007 to add the Global Real Estate Securities Fund.

•	January 3, 2008 to add Principal Life Time 2015, Principal Life Time 2025, Principal Life Time 2035, Principal LifeTime 2045, and Principal Life Time 2055 Funds.

4 FUND HISTORY	Principal Investors Fund
1-800-222-5852

Classes offered by each Fund are shown in the table below.

	Class	Class	Class	Class	Advisors	Advisors	Advisors
Fund Name	A	B	C	J	Preferred	Select	Signature	Preferred	Select	Institutional
Bond & Mortgage Securities Fund	X	X	X	X	X	X	X	X	X	X
California Municipal Fund	X	X	X
Disciplined LargeCap Blend	X	X	X		X	X	X	X	X	X
Diversified International Fund	X	X	X	X	X	X	X	X	X	X
Equity Income Fund I	X	X	X							X
Global Real Estate Securities Fund	X		X							X
Government & High Quality Bond Fund	X	X	X	X	X	X	X	X	X	X
High Quality Intermediate-Term Bond Fund				X	X	X	X	X	X	X
High Yield Fund										X
High Yield Fund II	X	X	X							X
Income Fund	X	X	X							X
Inflation Protection Fund	X		X	X	X	X	X	X	X	X
International Emerging Markets Fund	X	X	X	X	X	X	X	X	X	X
International Growth Fund	X		X	X	X	X	X	X	X	X
LargeCap Growth Fund	X	X	X	X	X	X	X	X	X	X
LargeCap S&P 500 Index Fund	X		X	X	X	X	X	X	X	X
LargeCap Value Fund	X	X	X	X	X	X	X	X	X	X
MidCap Blend Fund	X	X	X	X	X	X	X	X	X	X
MidCap Growth Fund				X	X	X	X	X	X	X
MidCap S&P 400 Index Fund				X	X	X	X	X	X	X
MidCap Stock Fund	X	X	X							X
MidCap Value Fund				X	X	X	X	X	X	X
Money Market Fund	X	X	X	X	X	X	X	X	X	X
Mortgage Securities Fund	X	X	X							X
Partners Global Equity Fund					X	X	X	X	X	X
Partners International Fund					X	X	X	X	X	X
Partners LargeCap Blend Fund	X	X	X	X	X	X	X	X	X	X
Partners LargeCap Blend Fund I	X	X	X	X	X	X	X	X	X	X
Partners LargeCap Growth Fund I	X	X	X	X	X	X	X	X	X	X
Partners LargeCap Growth Fund II	X		X	X	X	X	X	X	X	X
Partners LargeCap Value Fund	X	X	X	X	X	X	X	X	X	X
Partners LargeCap Value Fund I					X	X	X	X	X	X
Partners LargeCap Value Fund II					X	X	X	X	X	X
Partners MidCap Growth Fund	X	X	X	X	X	X	X	X	X	X
Partners MidCap Growth Fund I	X		X		X	X	X	X	X	X
Partners MidCap Growth Fund II					X	X	X	X	X	X
Partners MidCap Value Fund	X	X	X	X	X	X	X	X	X	X
Partners MidCap Value Fund I					X	X	X	X	X	X
Partners SmallCap Blend Fund					X	X	X	X	X	X
Partners SmallCap Growth Fund I				X	X	X	X	X	X	X
Partners SmallCap Growth Fund II	X	X	X	X	X	X	X	X	X	X
Partners SmallCap Growth Fund III					X	X	X	X	X	X
Partners SmallCap Value Fund				X	X	X	X	X	X	X
Partners SmallCap Value Fund I					X	X	X	X	X	X
Partners SmallCap Value Fund II					X	X	X	X	X	X
Preferred Securities Fund	X		X	X	X	X	X	X	X	X
Principal LifeTime 2010 Fund	X		X	X	X	X	X	X	X	X
Principal LifeTime 2015 Fund					X	X	X	X	X	X
Principal LifeTime 2020 Fund	X	X	X	X	X	X	X	X	X	X
Principal LifeTime 2025 Fund					X	X	X	X	X	X
Principal LifeTime 2030 Fund	X	X	X	X	X	X	X	X	X	X
Principal LifeTime 2035 Fund					X	X	X	X	X	X
Principal LifeTime 2040 Fund	X	X	X	X	X	X	X	X	X	X

Principal Investors Fund	FUND HISTORY 5
www.Principal.com

	Class	Class	Class	Class	Advisors	Advisors	Advisors
Fund Name	A	B	C	J	Preferred	Select	Signature	Preferred	Select	Institutional
Principal LifeTime 2045 Fund					X	X	X	X	X	X
Principal LifeTime 2050 Fund	X	X	X	X	X	X	X	X	X	X
Principal LifeTime 2055 Fund					X	X	X	X	X	X
Principal LifeTime Strategic Income Fund	X	X	X	X	X	X	X	X	X	X
Real Estate Securities Fund	X	X	X	X	X	X	X	X	X	X
SAM Balanced Portfolio	X	X	X	X	X	X	X	X	X	X
SAM Conservative Balanced Portfolio	X	X	X	X	X	X	X	X	X	X
SAM Conservative Growth Portfolio	X	X	X	X	X	X	X	X	X	X
SAM Flexible Income Portfolio	X	X	X	X	X	X	X	X	X	X
SAM Strategic Growth Portfolio	X	X	X	X	X	X	X	X	X	X
Short-Term Bond Fund	X		X	X	X	X	X	X	X	X
Short-Term Income Fund	X		X							X
SmallCap Blend Fund	X	X	X	X	X	X	X	X	X	X
SmallCap Growth Fund	X	X	X	X	X	X	X	X	X	X
SmallCap S&P 600 Index Fund				X	X	X	X	X	X	X
SmallCap Value Fund	X	X	X	X	X	X	X	X	X	X
Tax-Exempt Bond Fund I	X	X	X
Ultra Short Bond Fund	X		X	X	X	X	X	X	X	X
West Coast Equity Fund	X	X	X							X

Each class has different expenses. Because of these different expenses, the investment performance of the classes will vary. For more information, including your eligibility to purchase certain classes of shares, call the Principal Investors Fund at 1-800-222-5852.

DESCRIPTION OF THE FUND’S INVESTMENTS AND RISKS

Fund Policies
The investment objectives, investment strategies and the main risks of each Fund are described in the Prospectus. This Statement of Additional Information contains supplemental information about those strategies and risks and the types of securities the Sub-Advisor can select for each Fund. Additional information is also provided about the strategies that the Fund may use to try to achieve its objective.

The composition of each Fund and the techniques and strategies that the Sub-Advisor may use in selecting securities will vary over time. A Fund is not required to use all of the investment techniques and strategies available to it in seeking its goals.

Unless otherwise indicated, with the exception of the percentage limitations on borrowing, the restrictions apply at the time transactions are entered into. Accordingly, any later increase or decrease beyond the specified limitation, resulting from market fluctuations or in a rating by a rating service, does not require elimination of any security from the portfolio.

The investment objective of each Fund and, except as described below as “Fundamental Restrictions,” the investment strategies described in this Statement of Additional Information and the prospectuses are not fundamental and may be changed by the Board of Directors without shareholder approval. The Fundamental Restrictions may not be changed without a vote of a majority of the outstanding voting securities of the affected Fund. The Investment Company Act of 1940, as amended, (“1940 Act”) provides that “a vote of a majority of the outstanding voting securities” of a Fund means the affirmative vote of the lesser of 1) more than 50% of the outstanding shares or 2) 67% or more of the shares present at a meeting if more than 50% of the outstanding Fund shares are represented at the meeting in person or by proxy. Each share has one vote, with fractional shares voting proportionately. Shares of all classes of a Fund will vote together as a single class except when otherwise required by law or as determined by the Board of Directors.

6 DESCRIPTION OF THE FUNDS’ INVESTMENTS AND RISKS	Principal Investors Fund
1-800-222-5852

With the exception of the diversification test required by the Internal Revenue Code, the Funds will not consider collateral held in connection with securities lending activities when applying any of the following fundamental restrictions or any other investment restriction set forth in each Fund’s prospectus or Statement of Additional Information.

Bond & Mortgage Securities, California Municipal, Disciplined LargeCap Blend, Diversified International, Equity Income I, Global Real Estate Securities, Government & High Quality Bond, High Quality Intermediate-Term Bond, High Yield, High Yield II, Income, Inflation Protection, International Growth, International Emerging Markets, LargeCap Growth, LargeCap S&P 500 Index, LargeCap Value, MidCap Blend, MidCap Growth, MidCap S&P 400 Index, MidCap Stock, MidCap Value, Money Market, Mortgage Securities, Partners Global Equity, Partners LargeCap Blend, Partners LargeCap Blend I, Partners LargeCap Growth I, Partners LargeCap Growth II, Partners LargeCap Value, Partners LargeCap Value I, Partners LargeCap Value II, Partners MidCap Growth, Partners MidCap Growth I, Partners MidCap Value, Partners MidCap Value I, Partners SmallCap Blend, Partners SmallCap Growth I, Partners SmallCap Growth II, Partners SmallCap Growth III, Partners SmallCap Value, Partners SmallCap Value I, Partners SmallCap Value II, Preferred Securities, Real Estate Securities, Short-Term Bond, Short-Term Income, SmallCap Blend, SmallCap Growth, SmallCap Value, SmallCap S&P 600 Index, Tax-Exempt Bond I, Ultra Short Bond, and West Coast Equity Funds

Fundamental Restrictions
Each of the following numbered restrictions for the above-listed Funds is a matter of fundamental policy and may not be changed without shareholder approval. Each may not:

1)	Issue any senior securities as defined in the 1940 Act. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.

2)	Invest in physical commodities or commodity contracts (other than foreign currencies), but it may purchase and sell financial futures contracts, options on such contracts, swaps, and securities backed by physical commodities.

3)	Invest in real estate, although it may invest in securities that are secured by real estate and securities of issuers that invest or deal in real estate.

4)	Borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

5)	Make loans, except that the Fund may a) purchase and hold debt obligations in accordance with its investment objectives and policies, b) enter into repurchase agreements, and c) lend its portfolio securities without limitation against collateral (consisting of cash or liquid assets) equal at all times to not less than 100% of the value of the securities loaned. This limit does not apply to purchases of debt securities or commercial paper.

6)	Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that this limitation shall apply only with respect to 75% of the total assets of the Fund. This restriction does not apply to the California Municipal, Global Real Estate Securities, Preferred Securities, Real Estate Securities, or Tax-Exempt Bond I Funds.

7)	Act as an underwriter of securities, except to the extent that the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

8)	Concentrate its investments in any particular industry, except that the Fund may invest up to 25% of the value of its total assets in a single industry, provided that, when the Fund has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. This restriction applies to the LargeCap S&P 500 Index, MidCap S&P 400 Index, and SmallCap S&P 600 Index Funds except to the extent that the related Index also is so concentrated. This

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restriction does not apply to the Global Real Estate Securities, Preferred Securities, or Real Estate Securities Funds.

9)	Sell securities short (except where the Fund holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short).

Non-Fundamental Restrictions
Each of these Funds has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Fund’s present policy to:

1)	Invest more than 15% (10% in the case of the Money Market Fund) of its net assets in illiquid securities and in repurchase agreements maturing in more than seven days except to the extent permitted by applicable law.

2)	Pledge, mortgage, or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put or call options, futures contracts, options on futures contracts, and over-the-counter swap contracts are not deemed to be pledges or other encumbrances.

3)	Invest in companies for the purpose of exercising control or management.

4)	Invest more than 25% (35% for Preferred Securities Fund) of its assets in foreign securities, except that the Diversified International, Global Real Estate Securities, International Growth, International Emerging Markets, Money Market and Partners Global Equity Funds each may invest up to 100% of its assets in foreign securities, the LargeCap S&P 500 Index, MidCap S&P 400 Index, and SmallCap S&P 600 Index Funds each may invest in foreign securities to the extent that the relevant index is so invested, and the California Municipal, Government & High Quality Bond, Mortgage Securities, and Tax-Exempt Bond I Funds may not invest in foreign securities.

5)	Invest more than 5% of its total assets in real estate limited partnership interests (except the Global Real Estate Securities and Real Estate Securities Funds).

6)	Acquire securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act, invest more than 10% of its total assets in securities of other investment companies, invest more than 5% of its total assets in the securities of any one investment company, or acquire more than 3% of the outstanding voting securities of any one investment company except in connection with a merger, consolidation, or plan of reorganization. The Fund may purchase securities of closed-end investment companies in the open market where no underwriter or dealer’s commission or profit, other than a customary broker’s commission, is involved.

Each Fund (except the Diversified International, Income, International Growth, and International Emerging Markets Funds) has also adopted the non-fundamental policy which requires it, under normal circumstances, to invest at least 80% of its net assets in the type of securities, industry or geographic region (as described in the prospectus) as suggested by the name of the Fund. The Fund will provide 60-days notice to shareholders prior to implementing a change in this policy for the Fund.

The Tax-Exempt Bond Fund I has also adopted a fundamental policy which requires it, under normal circumstances, to invest at least 80% of its net assets in investments, the income from which is exempt from federal income tax or so that at least 80% of the income the Fund distributes will be exempt from federal income tax.

The California Municipal Fund has adopted a fundamental policy that requires it, under normal circumstances, to invest at least 80% of its net assets in investments the income from which is exempt from federal income tax and California state personal income tax or so that at least 80% of the income the Fund distributes will be exempt from federal income tax and California state personal income tax. The Fund also has adopted a non-fundamental policy that requires it, under normal circumstances, to invest at least 80% of its net assets in municipal obligations.

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Partners MidCap Growth Fund II

Fundamental Restrictions
Each of the following numbered restrictions for the above-listed Fund is a matter fundamental policy and may not be changed without shareholder approval. The Fund may not:

1)	With respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, a) more than 5% of the fund’s total assets would be invested in the securities of that issuer, or b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

2)	Issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the 1940 Act.

3)	Borrow money, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

4)	Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

5)	Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry;

6)	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

7)	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

8)	Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations, or other forms of debt instruments.

Non-Fundamental Restrictions
The Fund has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval.

1)	The Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

2)	The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

3)	The Fund may not borrow money, except as permitted under the 1940 Act, as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

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4)	The Fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

For purposes of the Fund’s illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

5)	The Fund does not currently intend to acquire securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act, invest more than 10% of its total assets in securities of other investment companies, invest more than 5% of its total assets in the securities of any one investment company, or acquire more than 3% of the outstanding voting securities of any one investment company except in connection with a merger, consolidation or plan of reorganization. The Fund may purchase securities of closed-end investment companies in the open market where no underwriter or dealer’s commission or profit, other than a customary broker’s commission, is involved.

In addition to the Fund’s fundamental and non-fundamental limitations discussed above, the Fund has also adopted a non-fundamental policy which requires it, under normal circumstances, to invest at least 80% of its net assets in securities of medium market capitalization companies. The Fund will provide 60-days notice to shareholders prior to implementing a change in this policy for the Fund.

Partners International Fund

Fundamental Restrictions
Each of the following numbered restrictions for the above-listed Fund is a matter of fundamental policy and may not be changed without shareholder approval. The Fund may not:

1)	Issue any senior securities as defined in the 1940 Act. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.

2)	With respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) if, as a result, a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer or b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

3)	Borrow money, except as permitted under the 1940 Act, as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

4)	Act as an underwriter of securities, except to the extent that the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

5)	Concentrate its investments in any particular industry, except that the Fund may invest up to 25% of the value of its total assets in a single industry, provided that, when the Fund has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

6)	Invest in real estate, although it may invest in securities that are secured by real estate and securities of issuers that invest or deal in real estate.

7)	Invest in physical commodities or commodity contracts (other than foreign currencies), but it may purchase and sell financial futures contracts, options on such contracts, swaps, and securities backed by physical commodities.

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8)	Make loans, except that the Fund may a) purchase and hold debt obligations in accordance with its investment objectives and policies, b) enter into repurchase agreements, and c) lend its portfolio securities without limitation against collateral (consisting of cash or liquid assets) equal at all times to not less than 100% of the value of the securities loaned. This limit does not apply to purchases of debt securities or commercial paper.

Non-Fundamental Restrictions
The Fund has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to the Fund’s present policy to:

1)	Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

2)	Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

3)	Purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

4)	Acquire securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act, invest more than 10% of its total assets in securities of other investment companies, invest more than 5% of its total assets in the securities of any one investment company, or acquire more than 3% of the outstanding voting securities of any one investment company except in connection with a merger, consolidation, or plan of reorganization. The Fund may purchase securities of closed-end investment companies in the open market where no underwriter or dealer’s commission or profit, other than a customary broker’s commission, is involved.

Principal LifeTime 2010, Principal LifeTime 2015, Principal LifeTime 2020, Principal LifeTime 2025, Principal LifeTime 2030, Principal LifeTime 2035, Principal LifeTime 2040, Principal LifeTime 2045, Principal LifeTime 2050, Principal LifeTime 2055, and Principal LifeTime Strategic Income Funds and the Strategic Asset Management Portfolios (Balanced, Conservative Balanced, Conservative Growth, Flexible Income, and Strategic Growth Portfolios)

Fundamental Restrictions
Each of the following numbered restrictions for the above-listed Funds is a matter of fundamental policy and may not be changed without shareholder approval. Each may not:

1)	Issue senior securities as defined in the 1940 Act. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.

2)	Purchase or sell commodities or commodities contracts except that the Fund may invest in underlying funds that may purchase or write interest rate, currency, and stock and bond index futures contracts and related options thereon.

3)	Purchase or sell real estate or interests therein, although the Fund may purchase underlying funds which purchase securities of issuers that engage in real estate operations and securities secured by real estate or interests therein.

4)	Borrow money, except as permitted under the 1940 Act, as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

5)	Make loans, except that the Fund may a) purchase underlying funds which purchase and hold debt obligations and b) enter into repurchase agreements. This limit does not apply to purchases of debt securities or commercial paper by the Fund or an underlying fund. For the purpose of this restriction, lending of fund securities by the underlying funds are not deemed to be loans.

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6)	Act as an underwriter of securities, except to the extent that the Fund or an underlying fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

7)	Invest 25% or more of the value of its total assets in securities of issuers in any one industry except that the Fund will concentrate its investments in the mutual fund industry. This restriction does not apply to the Fund’s investments in the mutual fund industry by virtue of its investments in the underlying funds. This restriction also does not apply to obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities.

8)	Sell securities short.

Non-Fundamental Restrictions
Each of these Funds has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Fund’s present policy to:

1)	Pledge, mortgage, or hypothecate its assets, except to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to the writing of options by the underlying funds and collateral arrangements with respect to initial or variation margin for futures by the underlying funds are not deemed to be pledges of assets.

2)	Invest in companies for the purpose of exercising control or management.

Investment Strategies and Risks
Restricted Securities
Generally, restricted securities are not readily marketable because they are subject to legal or contractual restrictions upon resale. They are sold only in a public offering with an effective registration statement or in a transaction that is exempt from the registration requirements of the Securities Act of 1933. When registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security. If adverse market conditions were to develop during such a period, the Fund might obtain a less favorable price than existed when it decided to sell. Restricted securities and other securities not readily marketable are priced at fair value as determined in good faith by or under the direction of the Directors.

Each of the Funds has adopted investment restrictions that limit its investments in restricted securities or other illiquid securities up to 15% of its net assets (or, in the case of the Money Market Fund, 10%). The Directors have adopted procedures to determine the liquidity of Rule 4(2) short-term paper and of restricted securities under Rule 144A. Securities determined to be liquid under these procedures are excluded from the preceding investment restriction.

Foreign Securities
Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Fund seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of a Fund’s assets is not invested and is earning no return. If a Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political, or social instability, or diplomatic developments that could affect a Fund’s investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation, or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of

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foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility, or exchange rates could result in investment losses for a Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to a Fund’s investors.

Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a Fund’s portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:

•	increased social, political, and economic instability;
•	a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
•	lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
•	foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
•	relatively new capital market structure or market-oriented economy;
•	the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
•	restrictions that may make it difficult or impossible for the fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
•	possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Depositary Receipts
Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency.

The Funds that may invest in foreign securities may invest in:

•	American Depositary Receipts (“ADRs”) – receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. They are designed for use in U.S. securities markets.
•	European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) – receipts typically issued by a foreign financial institution to evidence an arrangement similar to that of ADRs.

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Depositary Receipts may be issued by sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities of underlying unsponsored programs, and there may not be a correlation between the availability of such information and the market value of the Depositary Receipts.

Securities of Smaller Companies
The Funds may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company’s outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than older companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies. Small company stocks may decline in price as large company stocks rise, or rise in price while larger company stocks decline. Investors should therefore expect the net asset value of the Fund that invests a substantial portion of its assets in small company stocks may be more volatile than the shares of a Fund that invests solely in larger company stocks.

Unseasoned Issuers
The Funds may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the companies’ growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company’s management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

Spread Transactions, Options on Securities and Securities Indices, and Futures Contracts and Options on Futures Contracts
The Funds (except the Principal LifeTime Funds) may each engage in the practices described under this heading.

•	Spread Transactions. Each Fund may purchase covered spread options. Such covered spread options are not presently exchange listed or traded. The purchase of a spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options can be used to protect each Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. The security covering the spread option is maintained in segregated accounts either with the Fund’s custodian or on the Fund’s records. The Funds do not consider a security covered by a spread option to be “pledged” as that term is used in the Fund’s policy limiting the pledging or mortgaging of assets.

•	Options on Securities and Securities Indices. Each Fund may write (sell) and purchase call and put options on securities in which it invests and on securities indices based on securities in which the Fund invests. The Funds may engage in these transactions to hedge against a decline in the value of securities owned or an increase in the price of securities which the Fund plans to purchase, or to generate additional revenue.

•	Writing Covered Call and Put Options. When a Fund writes a call option, it gives the purchaser of the option the right to buy a specific security at a specified price at any time before the option expires. When a Fund writes a put option, it gives the purchaser of the option the right to sell to the Fund a specific security at a specified price at any time before the option expires. In both situations, the Fund receives a premium from the purchaser of the option.

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The premium received by a Fund reflects, among other factors, the current market price of the underlying security, the relationship of the exercise price to the market price, the time period until the expiration of the option and interest rates. The premium generates additional income for the Fund if the option expires unexercised or is closed out at a profit. By writing a call, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option, but it retains the risk of loss if the price of the security should decline. By writing a put, a Fund assumes the risk that it may have to purchase the underlying security at a price that may be higher than its market value at time of exercise.

The Funds write only covered options and comply with applicable regulatory and exchange cover requirements. The Funds usually own the underlying security covered by any outstanding call option. With respect to an outstanding put option, each Fund deposits and maintains with its custodian or segregates on the Fund’s records, cash, or other liquid assets with a value at least equal to the exercise price of the option.

Once a Fund has written an option, it may terminate its obligation before the option is exercised. The Fund executes a closing transaction by purchasing an option of the same series as the option previously written. The Fund has a gain or loss depending on whether the premium received when the option was written exceeds the closing purchase price plus related transaction costs.

•	Purchasing Call and Put Options. When a Fund purchases a call option, it receives, in return for the premium it pays, the right to buy from the writer of the option the underlying security at a specified price at any time before the option expires. A Fund purchases call options in anticipation of an increase in the market value of securities that it intends ultimately to buy. During the life of the call option, the Fund is able to buy the underlying security at the exercise price regardless of any increase in the market price of the underlying security. In order for a call option to result in a gain, the market price of the underlying security must exceed the sum of the exercise price, the premium paid, and transaction costs.

When a Fund purchases a put option, it receives, in return for the premium it pays, the right to sell to the writer of the option the underlying security at a specified price at any time before the option expires. A Fund purchases put options in anticipation of a decline in the market value of the underlying security. During the life of the put option, the Fund is able to sell the underlying security at the exercise price regardless of any decline in the market price of the underlying security. In order for a put option to result in a gain, the market price of the underlying security must decline, during the option period, below the exercise price enough to cover the premium and transaction costs.

Once a Fund purchases an option, it may close out its position by selling an option of the same series as the option previously purchased. The Fund has a gain or loss depending on whether the closing sale price exceeds the initial purchase price plus related transaction costs.

•	Options on Securities Indices. Each Fund may purchase and sell put and call options on any securities index based on securities in which the Fund may invest. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. The Funds engage in transactions in put and call options on securities indices for the same purposes as they engage in transactions in options on securities. When a Fund writes call options on securities indices, it holds in its portfolio underlying securities which, in the judgment of the Sub-Advisor, correlate closely with the securities index and which have a value at least equal to the aggregate amount of the securities index options.

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•	Risks Associated with Option Transactions. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. The Funds generally purchase or write only those options for which there appears to be an active secondary market. However, there is no assurance that a liquid secondary market on an exchange exists for any particular option, or at any particular time. If a Fund is unable to effect closing sale transactions in options it has purchased, it has to exercise its options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying securities. If a Fund is unable to effect a closing purchase transaction for a covered option that it has written, it is not able to sell the underlying securities, or dispose of the assets held in a segregated account, until the option expires or is exercised. A Fund’s ability to terminate option positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that broker-dealers participating in such transactions might fail to meet their obligations.

•	Futures Contracts and Options on Futures Contracts. Each Fund may purchase and sell financial futures contracts and options on those contracts. Financial futures contracts are commodities contracts based on financial instruments such as U.S. Treasury bonds or bills or on securities indices such as the S&P 500 Index. Futures contracts, options on futures contracts, and the commodity exchanges on which they are traded are regulated by the Commodity Futures Trading Commission. Through the purchase and sale of futures contracts and related options, a Fund may seek to hedge against a decline in the value of securities owned by the Fund or an increase in the price of securities that the Fund plans to purchase. Each Fund may enter into futures contracts and related options transactions both for hedging and non-hedging purposes.

•	Futures Contracts. When a Fund sells a futures contract based on a financial instrument, the Fund is obligated to deliver that kind of instrument at a specified future time for a specified price. When a Fund purchases that kind of contract, it is obligated to take delivery of the instrument at a specified time and to pay the specified price. In most instances, these contracts are closed out by entering into an offsetting transaction before the settlement date. The Fund realizes a gain or loss depending on whether the price of an offsetting purchase plus transaction costs are less or more than the price of the initial sale or on whether the price of an offsetting sale is more or less than the price of the initial purchase plus transaction costs. Although the Funds usually liquidate futures contracts on financial instruments, by entering into an offsetting transaction before the settlement date, they may make or take delivery of the underlying securities when it appears economically advantageous to do so.

A futures contract based on a securities index provides for the purchase or sale of a group of securities at a specified future time for a specified price. These contracts do not require actual delivery of securities but result in a cash settlement. The amount of the settlement is based on the difference in value of the index between the time the contract was entered into and the time it is liquidated (at its expiration or earlier if it is closed out by entering into an offsetting transaction).

When a Fund purchases or sells a futures contract, it pays a commission to the futures commission merchant through which the Fund executes the transaction. When entering into a futures transaction, the Fund does not pay the execution price, as it does when it purchases a security, or a premium, as it does when it purchases an option. Instead, the Fund deposits an amount of cash or other liquid assets (generally about 5% of the futures contract amount) with its futures commission merchant. This amount is known as “initial margin.” In contrast to the use of margin account to purchase securities, the Fund’s deposit of initial margin does not constitute the borrowing of money to finance the transaction in the futures contract. The initial margin represents a good faith deposit that helps assure the Fund’s performance of the transaction. The futures commission merchant returns the initial margin to the Fund upon termination of the futures contract if the Fund has satisfied all its contractual obligations.

Subsequent payments to and from the futures commission merchant, known as “variation margin,” are required to be made on a daily basis as the price of the futures contract fluctuates, a process known as “marking to market.” The fluctuations make the long or short positions in the futures contract more or less valuable. If the position is closed out by taking an opposite position prior to the settlement date of the futures contract, a final determination of variation margin is made. Any additional cash is required to be paid to or released by the broker and the Fund realizes a loss or gain.

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In using futures contracts, the Fund may seek to establish more certainly, than would otherwise be possible, the effective price of or rate of return on portfolio securities or securities that the Fund proposes to acquire. A Fund, for example, sells futures contracts in anticipation of a rise in interest rates that would cause a decline in the value of its debt investments. When this kind of hedging is successful, the futures contract increases in value when the Fund’s debt securities decline in value and thereby keeps the Fund’s net asset value from declining as much as it otherwise would. A Fund may also sell futures contracts on securities indices in anticipation of or during a stock market decline in an endeavor to offset a decrease in the market value of its equity investments. When a Fund is not fully invested and anticipates an increase in the cost of securities it intends to purchase, it may purchase financial futures contracts. When increases in the prices of equities are expected, a Fund may purchase futures contracts on securities indices in order to gain rapid market exposure that may partially or entirely offset increases in the cost of the equity securities it intends to purchase.

•	Options on Futures Contracts. The Funds may also purchase and write call and put options on futures contracts. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a long position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a short position), for a specified exercise price, at any time before the option expires.

Upon the exercise of a call, the writer of the option is obligated to sell the futures contract (to deliver a long position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a short position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. However, as with the trading of futures, most options are closed out prior to their expiration by the purchase or sale of an offsetting option at a market price that reflects an increase or a decrease from the premium originally paid. Options on futures can be used to hedge substantially the same risks addressed by the direct purchase or sale of the underlying futures contracts. For example, if a Fund anticipates a rise in interest rates and a decline in the market value of the debt securities in its portfolio, it might purchase put options or write call options on futures contracts instead of selling futures contracts.

If a Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. But in contrast to a futures transaction, the purchase of an option involves the payment of a premium in addition to transaction costs. In the event of an adverse market movement, however, the Fund is not subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs.

When a Fund writes an option on a futures contract, the premium paid by the purchaser is deposited with the Fund’s custodian. The Fund must maintain with its futures commission merchant all or a portion of the initial margin requirement on the underlying futures contract. It assumes a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. Subsequent payments to and from the futures commission merchant, similar to variation margin payments, are made as the premium and the initial margin requirements are marked to market daily. The premium may partially offset an unfavorable change in the value of portfolio securities, if the option is not exercised, or it may reduce the amount of any loss incurred by the Fund if the option is exercised.

•	Risks Associated with Futures Transactions. There are a number of risks associated with transactions in futures contracts and related options. A Fund’s successful use of futures contracts is subject to the ability of the Sub-Advisor to predict correctly the factors affecting the market values of the Fund’s portfolio securities. For example, if a Fund is hedged against the possibility of an increase in interest rates which would adversely affect debt securities held by the Fund and the prices of those debt securities instead increases, the Fund loses part or all of the benefit of the increased value of its securities it hedged because it has offsetting losses in its futures positions. Other risks include imperfect correlation between price movements in the financial instrument or securities index underlying the futures contract, on the one hand, and the price movements of either the futures

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contract itself or the securities held by the Fund, on the other hand. If the prices do not move in the same direction or to the same extent, the transaction may result in trading losses.

Prior to exercise or expiration, a position in futures may be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on the relevant contract market. The Fund enters into a futures contract or related option only if there appears to be a liquid secondary market. There can be no assurance, however, that such a liquid secondary market exists for any particular futures contract or related option at any specific time. Thus, it may not be possible to close out a futures position once it has been established. Under such circumstances, the Fund continues to be required to make daily cash payments of variation margin in the event of adverse price movements. In such situations, if the Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to perform under the terms of the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund’s ability effectively to hedge its portfolio.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

•	Limitations on the Use of Futures and Options on Futures Contracts. Each Fund intends to come within an exclusion from the definition of “commodity pool operator” provided by Commodity Futures Trading Commission regulations.

Each Fund may enter into futures contracts and related options transactions, for hedging purposes and for other appropriate risk management purposes, and to modify the Fund’s exposure to various currency, equity, or fixed-income markets. Each Fund may engage in speculative futures trading. When using futures contracts and options on futures contracts for hedging or risk management purposes, each Fund determines that the price fluctuations in the contracts and options are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. In pursuing traditional hedging activities, each Fund may sell futures contracts or acquire puts to protect against a decline in the price of securities that the Fund owns. Each Fund may purchase futures contracts or calls on futures contracts to protect the Fund against an increase in the price of securities the Fund intends to purchase before it is in a position to do so.

When a Fund purchases a futures contract, or purchases a call option on a futures contract, it segregates portfolio assets, which must be liquid and marked to the market daily, in a segregated account. The amount so segregated plus the amount of initial margin held for the account of its futures commission merchant equals the market value of the futures contract.

18 DESCRIPTION OF THE FUNDS’ INVESTMENTS AND RISKS	Principal Investors Fund
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High-Yield/High-Risk Bonds
The Bond & Mortgage Securities, Equity Income I, High Yield, High Yield II, Income, Inflation Protection, MidCap Stock, Partners International, Partners MidCap Growth II, Short-Term Bond, Tax-Exempt Bond I, Ultra Short Bond, and West Coast Equity Funds each may invest a portion of its assets in bonds that are rated below investment grade (i.e., bonds rated BB or lower by Standard & Poor’s Ratings Services or Ba or lower by Moody’s Investors Service, Inc. (commonly known as “junk bonds”)). Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income and could expect a decline in the market value of the bonds so affected. The Bond & Mortgage Securities, Equity Income I, Government & High Quality Bond, High Quality Intermediate-Term Bond, High Yield II, Income, MidCap Stock, Short-Term Bond, Short-Term Income, and West Coast Equity Funds may also invest in unrated bonds of foreign and domestic issuers. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the expense of obtaining a rating. The Sub-Advisor will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated bonds. Unrated bonds will be included in the limitation each Fund has with regard to high yield bonds unless the Sub-Advisor deems such securities to be the equivalent of investment grade bonds.

Mortgage- and Asset-Backed Securities
The yield characteristics of the mortgage- and asset-backed securities in which the Funds may invest differ from those of traditional debt securities. Among the major differences are that the interest and principal payments are made more frequently on mortgage- and asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases those securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. If the Fund purchases these securities at a discount, faster than expected prepayments will increase their yield, while slower than expected prepayments will reduce their yield. Amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

In general, the prepayment rate for mortgage-backed securities decreases as interest rates rise and increases as interest rates fall. However, rising interest rates will tend to decrease the value of these securities. In addition, an increase in interest rates may affect the volatility of these securities by effectively changing a security that was considered a short-term security at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or medium-term securities.

The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. A collateralized mortgage obligation may be structured in a manner that provides a wide variety of investment characteristics (yield, effective maturity, and interest rate sensitivity). As market conditions change, and especially during periods of rapid market interest rate changes, the ability of a collateralized mortgage obligation to provide the anticipated investment characteristics may be greatly diminished. Increased market volatility and/or reduced liquidity may result.

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Real Estate Investment Trusts
REITs are pooled investment vehicles that invest in income producing real estate, real estate related loans, or other types of real estate interests. U.S. REITs are allowed to eliminate corporate level federal tax so long as they meet certain requirements of the Internal Revenue Code. Foreign REITs (“REIT-like”) entities may have similar tax treatment in their respective countries. Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are not diversified, are dependent upon management skill, are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act. In addition, foreign REIT-like entities will be subject to foreign securities risks. (See “Foreign Securities”)

Zero-Coupon Securities
The Funds may invest in zero-coupon securities. Zero-coupon securities have no stated interest rate and pay only the principal portion at a stated date in the future. They usually trade at a substantial discount from their face (par) value. Zero-coupon securities are subject to greater market value fluctuations in response to changing interest rates than debt obligations of comparable maturities that make distributions of interest in cash.

Securities Lending
All Funds may lend their portfolio securities. None of the Funds will lend its portfolio securities if as a result the aggregate of such loans made by the Fund would exceed the limits established by the 1940 Act. Portfolio securities may be lent to unaffiliated broker-dealers and other unaffiliated qualified financial institutions provided that such loans are callable at any time on not more than five business days’ notice and that cash or other liquid assets equal to at least 100% of the market value of the securities loaned, determined daily, is deposited by the borrower with the Fund and is maintained each business day. While such securities are on loan, the borrower pays the Fund any income accruing thereon. The Fund may invest any cash collateral, thereby earning additional income, and may receive an agreed-upon fee from the borrower. Borrowed securities must be returned when the loan terminates. Any gain or loss in the market value of the borrowed securities that occurs during the term of the loan belongs to the Fund and its shareholders. A Fund pays reasonable administrative, custodial, and other fees in connection with such loans and may pay a negotiated portion of the interest earned on the cash or government securities pledged as collateral to the borrower or placing broker. A Fund does not normally retain voting rights attendant to securities it has lent, but it may call a loan of securities in anticipation of an important vote.

Short Sales
Each Fund, other than the Principal LifeTime Funds and the SAM Portfolios, may engage in “short sales against the box.” This technique involves selling either a security owned by the Fund, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.

Forward Foreign Currency Exchange Contracts
The Funds may, but are not obligated to, enter into forward foreign currency exchange contracts. Currency transactions include forward currency contracts, exchange listed or over-the-counter options on currencies. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a specified future date at a price set at the time of the contract.

The typical use of a forward contract is to “lock in” the price of a security in U.S. dollars or some other foreign currency which a Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, a Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated in or exposed to during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

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The Sub-Advisor also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated in or exposed to. At times, a Fund may enter into “cross-currency” hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

A Fund segregates assets consisting of foreign securities denominated in or exposed to the currency for which the Fund has entered into forward contracts under the second circumstance, as set forth above, for the term of the forward contract. It should be noted that the use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange between the currencies that can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might result if the value of the currency increases.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations. They could also cause hedges the Fund has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Currency exchange rates may also fluctuate based on factors extrinsic to a country’s economy. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. The ability to establish and close out positions on trading options on currency futures contracts is subject to the maintenance of a liquid market that may not always be available.

Repurchase and Reverse Repurchase Agreements, Mortgage Dollar Rolls and Sale-Buybacks
The Funds may invest in repurchase and reverse repurchase agreements. In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or “collateral.” A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to each Fund’s limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the Sub-Advisor.

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A Fund may use reverse repurchase agreements, mortgage dollar rolls, and economically similar transactions to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain cash or appropriate liquid assets to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties that the Sub-Advisor deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund, although the Fund’s intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction a Fund sells a mortgage-related security, such as a security issued by the Government National Mortgage Association, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to a Fund generally must: 1) be collateralized by the same types of underlying mortgages; 2) be issued by the same agency and be part of the same program; 3) have a similar original stated maturity; 4) have identical net coupon rates; 5) have similar market yields (and therefore price); and 6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.

A Fund’s obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Fund.

A Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security. A Fund’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Fund’s forward commitment to repurchase the subject security.

Swap Agreements and Options on Swap Agreements
Each Fund (except Money Market Fund) may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps, to the extent permitted by its investment restrictions. To the extent a Fund may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. A Fund may also enter into options on swap agreements (“swap options”).

A Fund may enter into swap transactions for any legal purpose consistent with its investment objectives and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities

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representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with a Fund’s investment objectives and general investment policies, certain of the Funds may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is for more than one period, with interim swap payments, a Fund may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher fee at each swap reset date.

A Fund may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in a credit default swap transaction. If a Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund (except Money Market Fund) may write (sell) and purchase put and call swap options. Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Manager or Sub-Advisor in accordance with procedures established by the Board of Directors, to avoid any potential leveraging of the Fund’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities. Each Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s total assets.

Whether a Fund’s use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the ability of the Fund’s Manager or Sub-Advisor to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that present minimal credit risks, as determined by the Fund’s Manager or Sub-Advisor. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds’ ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

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Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Liquidity. Some swap markets have grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, these swap markets have become relatively liquid.

The liquidity of swap agreements will be determined by the Manager or Sub-Advisor based on various factors, including:

•	the frequency of trades and quotations,
•	the number of dealers and prospective purchasers in the marketplace,
•	dealer undertakings to make a market,
•	the nature of the security (including any demand or tender features), and
•	the nature of the marketplace for trades (including the ability to assign or offset a portfolio’s rights and obligations relating to the investment).

Such determination will govern whether a swap will be deemed to be within each Fund’s restriction on investments in illiquid securities.

For purposes of applying the Funds’ investment policies and restrictions (as stated in the Prospectuses and this Statement of Additional Information) swap agreements are generally valued by the Funds at market value. In the case of a credit default swap sold by a Fund (i.e., where the Fund is selling credit default protection), however, the Fund will value the swap at its notional amount. The manner in which the Funds value certain securities or other instruments for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

When-Issued, Delayed Delivery, and Forward Commitment Transactions
Each of the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When such purchases are outstanding, the Fund will segregate until the settlement date assets determined to be liquid by the Sub-Advisor in accordance with procedures established by the Board of Directors, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated.

When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery, or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

24 DESCRIPTION OF THE FUNDS’ INVESTMENTS AND RISKS	Principal Investors Fund
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Money Market Instruments/Temporary Defensive Position
The Money Market Fund invests all of its available assets in money market instruments maturing in 397 days or less. In addition, all of the Funds may make money market investments (cash equivalents), without limit, pending other investment or settlement, for liquidity, or in adverse market conditions. Following are descriptions of the types of money market instruments that the Funds may purchase:

•	U.S. Government Securities – Securities issued or guaranteed by the U.S. government, including treasury bills, notes, and bonds.

•	U.S. Government Agency Securities – Obligations issued or guaranteed by agencies or instrumentalities of the U.S. government.

•	U.S. agency obligations include, but are not limited to, the Bank for Cooperatives, Federal Home Loan Banks, and Federal Intermediate Credit Banks.
•	U.S. instrumentality obligations include, but are not limited to, the Export-Import Bank, Federal Home Loan Mortgage Corporation, and Federal National Mortgage Association.

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury. Others, such as those issued by the Federal National Mortgage Association, are supported by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality. Still others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality.

•	Bank Obligations – Certificates of deposit, time deposits and bankers’ acceptances of U.S. commercial banks having total assets of at least one billion dollars and overseas branches of U.S. commercial banks and foreign banks, which in the opinion of the Sub-Advisor, are of comparable quality. However, each such bank with its branches has total assets of at least five billion dollars, and certificates, including time deposits of domestic savings and loan associations having at least one billion dollars in assets that are insured by the Federal Savings and Loan Insurance Corporation. The Fund may acquire obligations of U.S. banks that are not members of the Federal Reserve System or of the Federal Deposit Insurance Corporation.

Obligations of foreign banks and obligations of overseas branches of U.S. banks are subject to somewhat different regulations and risks than those of U.S. domestic banks. For example, an issuing bank may be able to maintain that the liability for an investment is solely that of the overseas branch which could expose a Fund to a greater risk of loss. In addition, obligations of foreign banks or of overseas branches of U.S. banks may be affected by governmental action in the country of domicile of the branch or parent bank. Examples of adverse foreign governmental actions include the imposition of currency controls, the imposition of withholding taxes on interest income payable on such obligations, interest limitations, seizure or nationalization of assets, or the declaration of a moratorium. Deposits in foreign banks or foreign branches of U.S. banks are not covered by the Federal Deposit Insurance Corporation. A Fund only buys short-term instruments where the risks of adverse governmental action are believed by the Sub-Advisor to be minimal. A Fund considers these factors, along with other appropriate factors, in making an investment decision to acquire such obligations. It only acquires those which, in the opinion of management, are of an investment quality comparable to other debt securities bought by the Fund. A Fund may invest in certificates of deposit of selected banks having less than one billion dollars of assets providing the certificates do not exceed the level of insurance (currently $100,000) provided by the applicable government agency.

A certificate of deposit is issued against funds deposited in a bank or savings and loan association for a definite period of time, at a specified rate of return. Normally they are negotiable. However, a Fund occasionally may invest in certificates of deposit which are not negotiable. Such certificates may provide for interest penalties in the event of withdrawal prior to their maturity. A bankers’ acceptance is a short-term credit instrument issued by corporations to finance the import, export, transfer, or storage of goods. They are termed “accepted” when a bank guarantees their payment at maturity and reflect the obligation of both the bank and drawer to pay the face amount of the instrument at maturity.

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•	Commercial Paper – Short-term promissory notes issued by U.S. or foreign corporations.

•	Short-term Corporate Debt – Corporate notes, bonds, and debentures that at the time of purchase have 397 days or less remaining to maturity.

•	Repurchase Agreements – Instruments under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities at the same price plus interest at a specified rate.

•	Taxable Municipal Obligations – Short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

The ratings of nationally recognized statistical rating organization (“NRSRO”), such as Moody’s Investor Services, Inc. (“Moody’s”) and Standard & Poor’s (“S&P”), which are described in Appendix A, represent their opinions as to the quality of the money market instruments which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. These ratings, including ratings of NRSROs other than Moody’s and S&P, are the initial criteria for selection of portfolio investments, but the Sub-Advisor further evaluates these securities.

Municipal Obligations
The California Municipal and Tax-Exempt Bond I Funds (the “Municipal Funds”) can invest in “Municipal Obligations.” Municipal Obligations are obligations issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, including municipal utilities, or multi-state agencies or authorities. The interest on Municipal Obligations is exempt from federal income tax in the opinion of bond counsel to the issuer. Three major classifications of Municipal Obligations are: Municipal Bonds, that generally have a maturity at the time of issue of one year or more; Municipal Notes, that generally have a maturity at the time of issue of six months to three years; and Municipal Commercial Paper, that generally has a maturity at the time of issue of 30 to 270 days.

The term “Municipal Obligations” includes debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and electric utilities. Other public purposes for which Municipal Obligations are issued include refunding outstanding obligations, obtaining funds for general operating expenses, and lending such funds to other public institutions and facilities.

AMT-Subject Bonds. Industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities, and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. They are considered to be Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax in the opinion of bond counsel to the issuer, even though the interest may be subject to the federal alternative minimum tax.

•	Municipal Bonds. Municipal Bonds may be either “general obligation” or “revenue” issues. General obligation bonds are secured by the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source (e.g., the user of the facilities being financed), but not from the general taxing power. Industrial development bonds and pollution control bonds in most cases are revenue bonds and generally do not carry the pledge of the credit of the issuing municipality. The payment of the principal and interest on industrial revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. The Fund may also invest in “moral obligation” bonds that are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of the bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

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•	Municipal Notes. Municipal Notes usually are general obligations of the issuer and are sold in anticipation of a bond sale, collection of taxes, or receipt of other revenues. Payment of these notes is primarily dependent upon the issuer’s receipt of the anticipated revenues. Other notes include “Construction Loan Notes” issued to provide construction financing for specific projects, and “Bank Notes” issued by local governmental bodies and agencies to commercial banks as evidence of borrowings. Some notes (“Project Notes”) are issued by local agencies under a program administered by the U.S. Department of Housing and Urban Development. Project Notes are secured by the full faith and credit of the United States.

•	Bond Anticipation Notes (“BANs”) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

•	Tax Anticipation Notes (“TANs”) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

•	Revenue Anticipation Notes (“RANs”) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

•	Construction Loan Notes are issued to provide construction financing for specific projects. Permanent financing, the proceeds of which are applied to the payment of construction loan notes, is sometimes provided by a commitment by the Government National Mortgage Association (“GNMA”) to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan. The Tax-Exempt Bond I and California Municipal Funds will only purchase construction loan notes that are subject to GNMA or bank purchase commitments.

•	Bank Notes are notes issued by local governmental bodies and agencies such as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working-capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

•	Municipal Commercial Paper. Municipal Commercial Paper refers to short-term obligations of municipalities that may be issued at a discount and may be referred to as Short-Term Discount Notes. Municipal Commercial Paper is likely to be used to meet seasonal working capital needs of a municipality or interim construction financing. Generally they are repaid from general revenues of the municipality or refinanced with long-term debt. In most cases Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

•	Variable and Floating Rate Obligations. Certain Municipal Obligations, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and debt instruments issued by domestic banks or corporations may carry variable or floating rates of interest. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a bank prime rate or tax-exempt money market index. Variable rate notes are adjusted to current interest rate levels at certain specified times, such as every 30 days. A floating rate note adjusts automatically whenever there is a change in its base

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interest rate adjustor, e.g., a change in the prime lending rate or specified interest rate indices. Typically such instruments carry demand features permitting the Fund to redeem at par.

The Fund’s right to obtain payment at par on a demand instrument upon demand could be affected by events occurring between the date the Fund elects to redeem the instrument and the date redemption proceeds are due which affects the ability of the issuer to pay the instrument at par value. The Sub-Advisor monitors on an ongoing basis the pricing, quality, and liquidity of such instruments and similarly monitors the ability of an issuer of a demand instrument, including those supported by bank letters of credit or guarantees, to pay principal and interest on demand. Although the ultimate maturity of such variable rate obligations may exceed one year, the Fund treats the maturity of each variable rate demand obligation as the longer of a) the notice period required before the Fund is entitled to payment of the principal amount through demand or b) the period remaining until the next interest rate adjustment. Floating rate instruments with demand features are deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

The Fund may purchase participation interests in variable rate Municipal Obligations (such as industrial development bonds). A participation interest gives the purchaser an undivided interest in the Municipal Obligation in the proportion that its participation interest bears to the total principal amount of the Municipal Obligation. The Fund has the right to demand payment on seven days’ notice, for all or any part of the Fund’s participation interest in the Municipal Obligation, plus accrued interest. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the Municipal Obligations over the negotiated yield at which the instruments were purchased by the Fund.

•	Stand-By Commitments. The Municipal Funds may acquire stand-by commitments with respect to municipal obligations held in their respective portfolios. Under a stand-by commitment, a broker-dealer, dealer, or bank would agree to purchase, at the relevant Funds’ option, a specified municipal security at a specified price. Thus, a stand-by commitment may be viewed as the equivalent of a put option acquired by a Fund with respect to a particular municipal security held in the Fund’s portfolio.

The amount payable to a Fund upon its exercise of a stand-by commitment normally would be 1) the acquisition cost of the municipal security (excluding any accrued interest that the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus, 2) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. Absent unusual circumstances, the Fund would value the underlying municipal security at amortized cost. As a result, the amount payable by the broker-dealer, dealer or bank during the time a stand-by commitment is exercisable would be substantially the same as the value of the underlying municipal obligation.

A Fund’s right to exercise a stand-by commitment would be unconditional and unqualified. Although a Fund could not transfer a stand-by commitment, it could sell the underlying municipal security to a third party at any time. It is expected that stand-by commitments generally will be available to the Funds without the payment of any direct or indirect consideration. The Funds may, however, pay for stand-by commitments if such action is deemed necessary. In any event, the total amount paid for outstanding stand-by commitments held in a Fund’s portfolio would not exceed 0.50% of the value of a Fund’s total assets calculated immediately after each stand-by commitment is acquired.

The Funds intend to enter into stand-by commitments only with broker-dealers, dealers, or banks that their Sub-Advisors believe present minimum credit risks. A Fund’s ability to exercise a stand-by commitment will depend upon the ability of the issuing institution to pay for the underlying securities at the time the stand-by commitment is exercised. The credit of each institution issuing a stand-by commitment to a Fund will be evaluated on an ongoing basis by the Sub-Advisor.

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A Fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its right thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation of the underlying municipal security. Each stand-by commitment will be valued at zero in determining net asset value. Should a Fund pay directly or indirectly for a stand-by commitment, its costs will be reflected in realized gain or loss when the commitment is exercised or expires. The maturity of a municipal security purchased by a Fund will not be considered shortened by any stand-by commitment to which the obligation is subject. Thus, stand-by commitments will not affect the dollar-weighted average maturity of a Fund’s portfolio.

•	Other Municipal Obligations. Other kinds of Municipal Obligations are occasionally available in the marketplace, and the Fund may invest in such other kinds of obligations to the extent consistent with its investment objective and limitations. Such obligations may be issued for different purposes and with different security than those mentioned above.

•	Risks of Municipal Obligations. The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation, and rating of the issue. The Fund’s ability to achieve its investment objective also depends on the continuing ability of the issuers of the Municipal Obligations in which it invests to meet their obligation for the payment of interest and principal when due.

Municipal Obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act. They are also subject to federal or state laws, if any, which extend the time for payment of principal or interest, or both, or impose other constraints upon enforcement of such obligations or upon municipalities to levy taxes. The power or ability of issuers to pay, when due, principal of and interest on Municipal Obligations may also be materially affected by the results of litigation or other conditions.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. It may be expected that similar proposals will be introduced in the future. If such a proposal was enacted, the ability of the Fund to pay “exempt interest” dividends may be adversely affected. The Fund would reevaluate its investment objective and policies and consider changes in its structure.

Special Considerations Relating to California Municipal Obligations
The California Municipal Fund concentrates its investments in California municipal obligations, and therefore may be significantly impacted by political, economic, or regulatory developments that affect issuers in California and their ability to pay principal and interest on their obligations. The ability of issuers to pay interest on, and repay principal of, California municipal obligations may be affected by 1) amendments to the California Constitution and related statutes that limit the taxing and spending authority of California government entities, 2) voter initiatives, 3) a wide variety of California laws and regulations, including laws related to the operation of health care institutions and laws related to secured interests in real property, and 4) the general financial condition of the State of California and the California economy.

In January 2006, the Kentucky Court of Appeals held in Davis v. Dept. of Revenue, that a provision in Kentucky law which exempts from taxation interest earned on municipal obligations of Kentucky or its political subdivisions, but taxes such income when it is derived from non-Kentucky municipal obligations violates the Commerce Clause of the United States Constitution. Upon a petition filed by the Kentucky Department of Revenue, the United States Supreme court has agreed to review the decision of the Kentucky Court of Appeals. If the Supreme Court upholds the decision of the Kentucky Court of Appeals, any state that makes a distinction between the tax treatment of interest on an in-state municipal obligation and an out-of-state municipal obligation would most likely be required to accord all municipal obligations equal tax treatment by requiring that the state either 1) tax all municipal obligation interest or 2) exempt all such interest from taxation. Such an outcome may have a material impact on any investment company that invests substantially or exclusively in municipal obligations of a single state, such as the California Municipal Fund. There may be an adverse impact on the prices of the municipal obligations held by the Funds, which in turn may affect the Funds’ net asset value. There also may be unfavorable changes to the state tax treatment of the dividend interest paid by the

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Funds. It is expected that a decision by the Supreme Court will most likely occur sometime in mid-2008. While the outcome of this matter cannot be predicted, it should be noted the Federal tax-exempt status of the California Municipal Funds’ municipal obligations will not be affected.

Insurance
The insured municipal obligations in which the Municipal Funds may invest are insured under insurance policies that relate to the specific municipal obligation in question and that are issued by an insurer having a claims-paying ability rated AAA by S&P or Aaa by Moody’s. This insurance is generally non-cancelable and will continue in force so long as the municipal obligations are outstanding and the insurer remains in business.

The insured municipal obligations are generally insured as to the scheduled payment of all installments of principal and interest as they fall due. The insurance covers only credit risk and therefore does not guarantee the market value of the obligations in a Fund’s investment portfolio or a Fund’s NAV. The Fund’s NAV will continue to fluctuate in response to fluctuations in interest rates. A Fund’s investment policy requiring investment in insured municipal obligations will not affect the Fund’s ability to hold its assets in cash or to invest in escrow-secured and defeased bonds or in certain short-term tax-exempt obligations, or affect its ability to invest in uninsured taxable obligations for temporary or liquidity purposes or on a defensive basis.

Taxable Investments of the Municipal Funds
Each of the Municipal Funds may invest a portion of its assets, as described in the prospectus, in taxable short-term investments consisting of: Obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, domestic bank certificates of deposit and bankers’ acceptances, short-term corporate debt securities such as commercial paper, and repurchase agreements (“Taxable Investments”). These investments must have a stated maturity of one year or less at the time of purchase and must meet the following standards: banks must have assets of at least $1 billion; commercial paper must be rated at least “A” by S&P or “Prime” by Moody’s or, if not rated, must be issued by companies having an outstanding debt issue rated at least “A” by S&P or Moody’s; corporate bonds and debentures must be rated at least “A” by S&P or Moody’s. Interest earned from Taxable Investments is taxable to investors. When, in the opinion of the Fund’s Manager, it is advisable to maintain a temporary “defensive” posture, each Municipal Fund may invest without limitation in Taxable Investments. At other times, Taxable Investments, Municipal Obligations that do not meet the quality standards required for the 80% portion of the portfolio and Municipal Obligations the interest on which is treated as a tax preference item for purposes of the federal alternative minimum tax will not exceed 20% of the Fund’s total assets.

Other Investment Companies
Each Fund reserves the right to invest up to 10% of its total assets in the securities of all investment companies, but may not acquire more than 3% of the voting securities of, nor invest more than 5% of its total assets in securities of, any other investment company. Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, various exchange-traded funds (“ETFs”), and other open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. ETFs are often structured to perform in a similar fashion to a broad-based securities index. Investing in ETFs involves substantially the same risks as investing directly in the underlying instruments. In addition, ETFs involve the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the index or underlying instruments.

As a shareholder in an investment company, a Fund would bear its ratable share of that entity’s expenses, including its advisory and administrative fees. The Fund would also continue to pay its own advisory fees and other expenses. Consequently, the Fund and its shareholders, in effect, will be absorbing two levels of fees with respect to investments in other investment companies.

Industry Concentrations
Each of the Principal LifeTime Funds and Strategic Asset Management Portfolios concentrates its investments in shares of other Principal mutual funds.

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Each of the other Funds, except the Global Real Estate Securities, Preferred Securities, and Real Estate Securities Funds, may not concentrate (invest more than 25% of its assets) its investments in any particular industry. The LargeCap S&P 500 Index, MidCap S&P 400 Index, and SmallCap S&P 600 Index Funds may concentrate their investments in a particular industry only to the extent that the relevant indices are so concentrated. The International Growth Fund, Partners LargeCap Growth Fund, Partners LargeCap Growth Fund II, Partners LargeCap Value Fund I, Partners LargeCap Value Fund II, Partners MidCap Growth Fund II, Partners SmallCap Growth Fund II, Partners SmallCap Value Fund II and each of the funds sub-advised by Edge Asset Management, Inc. use the industry groups of Global Industry Classification Standard (GICS®). The other Funds use industry classifications based on the “Directory of Companies Filing Annual Reports with the Securities and Exchange Commission (“SEC”).” The Funds interpret their policy with respect to concentration in a particular industry to apply to direct investments in the securities of issuers in a particular industry. For purposes of this restriction, mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities are not subject to the Funds’ industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. government securities. In the case of privately issued mortgage-related securities, or any asset-backed securities, and municipal obligations issued by government or political subdivisions of governments, the Funds take the position that such securities do not represent interests in any particular “industry” or group of industries.

Portfolio Turnover
Portfolio turnover is a measure of how frequently a portfolio’s securities are bought and sold. The portfolio turnover rate is generally calculated as the dollar value of the lesser of a portfolio’s purchases or sales of shares of securities during a given year, divided by the monthly average value of the portfolio securities during that year (excluding securities whose maturity or expiration at the time of acquisition were less than one year). For example, a portfolio reporting a 100% portfolio turnover rate would have purchased and sold securities worth as much as the monthly average value of its portfolio securities during the year.

It is not possible to predict future turnover rates with accuracy. Many variable factors are outside the control of a portfolio manager. The investment outlook for the securities in which a portfolio may invest may change as a result of unexpected developments in securities markets, economic or monetary policies, or political relationships. High market volatility may result in a portfolio manager using a more active trading strategy than might otherwise be employed. Each portfolio manager considers the economic effects of portfolio turnover but generally does not treat the portfolio turnover rate as a limiting factor in making investment decisions.

Sale of shares by investors may require the liquidation of portfolio securities to meet cash flow needs. In addition, changes in a particular portfolio’s holdings may be made whenever the portfolio manager considers that a security is no longer appropriate for the portfolio or that another security represents a relatively greater opportunity. Such changes may be made without regard to the length of time that a security has been held.

Higher portfolio turnover rates generally increase transaction costs that are expenses of the Account. Active trading may generate short-term gains (losses) for taxable shareholders.

The following Funds had significant variation in portfolio turnover rates over the two most recently completed fiscal years:

•	California Municipal Fund (2007 - 63.7%; 2006 - 29.0%): In 2007, the Fund experienced increased turnover due to redemptions.

•	Real Estate Securities Fund (2007 - 77.8%; 2006 - 37.8%): Market conditions changed dramatically in 2007 with real estate stock prices under pressure after several consecutive years of strong performance. The changed environment dictated an above average amount of portfolio repositioning.

•	Tax Exempt Bond Fund I (2007 - 51.0%; 2006 - 25.0%): Redemptions were greater in 2007 than in 2006. As interest rates rallied the sub-advisor attempted to bring the portfolio’s duration back in line with the index. Given the volatile market environment, this strategy did increase turnover as the sub-advisor bought and sold securities to try and remain neutral in the duration posture. The volatility of the market also produced opportunities to improve the fund’s positioning with respect to yield, which resulted in increased turnover.

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MANAGEMENT

Board of Directors
Under Maryland law, the Board of Directors of the Fund is responsible for overseeing the management of the Fund’s business and affairs. The Board meets several times during the year to fulfill this responsibility. Other than serving as Directors, most of the Board members have no affiliation with the Fund or its service providers. Each Director serves until a successor is duly qualified and elected.

Management Information
The following table presents certain information regarding the Directors of the Fund, including their principal occupations which, unless specific dates are shown, are of more than five years duration. In addition, the table includes information concerning other directorships held by each Director in reporting companies under the Securities Exchange Act of 1934 or registered investment companies under the 1940 Act. Information is listed separately for those Directors who are “interested persons” (as defined in the 1940 Act) of the Fund (the “Interested Directors”) and those Directors who are not interested persons of the Fund (the “Independent Directors”). All Directors serve as directors for each of the two investment companies (with a total of 112 portfolios) sponsored by Principal Life: the Fund and the Principal Variable Contracts Fund, Inc. (collectively, the “Fund Complex”).

Each officer of the Fund has the same position with the Principal Variable Contracts Fund, Inc.

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The following directors are considered to be Independent Directors.

				Number
				of
				Portfolios
				in Fund	Other
				Complex	Directorships
				Overseen	Held
Name, Address, and		Length of	Principal Occupation(s)	by	by
Year of Birth	Position(s) Held with Fund	Time Served	During Past 5 Years	Director	Director
Elizabeth Ballantine 711 High Street Des Moines, Iowa 50392 1948	Director Member Nominating and Governance Committee	Since 2004	Principal, EBA Associates (consulting and investments)	112	The McClatchy Company

Kristianne Blake 711 High Street Des Moines, Iowa 50392 1954	Director Member Operations Committee	Since 2007	President, Kristianne Gates Blake, P.S. (CPA specializing in personal financial and tax planning)	112	Avista Corporation; Russell Investment Company* Russell Investment Funds*

Richard W. Gilbert 711 High Street Des Moines, Iowa 50392 1940	Director Member Executive Committee Member Nominating and Governance Committee	Since 2000	President, Gilbert Communications, Inc. (management advisory services)	112	Calamos Asset Management, Inc.

Mark A. Grimmett 711 High Street Des Moines, Iowa 50392 1960	Director Member Audit Committee	Since 2004	Executive Vice President and CFO, Merle Norman Cosmetics, Inc. (manufacturer and distributor of skin care products)	112	None

Fritz S. Hirsch 711 High Street Des Moines, Iowa 50392 1951	Director Member Audit Committee	Since 2005	President and CEO, Sassy, Inc. (manufacturer of infant and juvenile products)	112	None

William C. Kimball 711 High Street Des Moines, Iowa 50392 1947	Director Member Operations Committee	Since 2000	Retired. Formerly, Chairman and CEO, Medicap Pharmacies, Inc. (chain of retail pharmacies)	112	Casey’s General Store, Inc.

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				Number
				of
				Portfolios
				in Fund	Other
				Complex	Directorships
				Overseen	Held
Name, Address, and		Length of	Principal Occupation(s)	by	by
Year of Birth	Position(s) Held with Fund	Time Served	During Past 5 Years	Director	Director
Barbara A. Lukavsky 711 High Street Des Moines, Iowa 50392 1940	Director Member Nominating and Governance Committee	Since 1993	President and CEO, Barbican Enterprises, Inc. (holding company for franchises in the cosmetics industry)	112	None

Daniel Pavelich 711 High Street Des Moines, Iowa 50392 1944	Director Member Audit Committee	Since 2007	Retired. Formerly, Chairman and CEO of BDO Seidman (tax, accounting and financial consulting services)	112	Catalytic Inc; Vaagen Bros. Lumber, Inc.

Richard Yancey 711 High Street Des Moines, Iowa 50392 1926	Director Member Nominating and Governance Committee	Since 2007	Retired. Formerly, Managing Director of Dillon Read & Co. (an investment bank, now part of UBS)	112	AdMedia Partners, Inc.; Czech and Slovak American Enterprise Fund
* The PIF Funds and the funds of Russell Investment Funds and Russell Investment Company have one or more common sub-advisors.

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The following directors are considered to be Interested Directors because they are affiliated persons of Principal Management Corporation (the “Manager”); Edge Asset Management, Inc.; Principal Funds Distributor, Inc. (the “Distributor”), the Fund’s principal underwriter for Class A, Class B, and Class C shares; or Princor Financial Services Corporation (“Princor”), the Fund’s principal underwriter for Institutional Class, Class J, Advisors Select, Advisors Signature, Advisors Preferred, Select, and Preferred share classes.

The address for the Distributor is as follows:
1100 Investment Boulevard
El Dorado Hills, CA 95762-5710

The address for Princor is as follows:
711 High Street
Des Moines, Iowa 50392

				Number
				of
				Portfolios
				in Fund	Other
				Complex	Directorships
			Positions with the Manager and its	Overseen	Held
Name, Address and		Length of	Affiliates; Principal Occupation(s)	by	by
Year of Birth	Position(s) Held with Fund	Time Served	During Past 5 Years	Director	Director
Ralph C. Eucher 711 High Street Des Moines, Iowa 50392 1952	Director President and Chief Executive Officer Member Executive Committee	Since 1999	Director and President, the Manager since 1999. Director, the Distributor since 2007. Director, Princor since 1999. President, Princor 1999-2005. Senior Vice President, Principal Life, since 2002. Prior thereto, Vice President.	112	None

William G. Papesh 711 High Street Des Moines, Iowa 50392 1943	Director Member Operations Committee	Since 2007	Retired December 2007. Prior thereto, President and CEO of WM Group of Funds; President and Director of Edge Asset Management, Inc.	112	None

Larry D. Zimpleman 711 High Street Des Moines, Iowa 50392 1951	Director Chairman of the Board Member Executive Committee	Since 2001	Chairman and Director, the Manager and Princor since 2001. President and Chief Operating Officer, Principal Life since 2006. President, Retirement and Investor Services, Principal Financial Group, Inc. 2003-2006. Executive Vice President, 2001-2003, and prior thereto, Senior Vice President, Principal Life.	112	None

Principal Investors Fund	MANAGEMENT 35
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Officers of the Fund

The following table presents certain information regarding the officers of the Fund, including their principal occupations which, unless specific dates are shown, are of more than five years duration. Officers serve at the pleasure of the Board of Directors.

Name, Address and		Principal Occupation(s)
Year of Birth	Position(s) Held with Fund	During Past 5 Years

Craig L. Bassett 711 High Street Des Moines, Iowa 50392 1952	Treasurer (since 1993)	Vice President and Treasurer, Principal Life

Michael J. Beer 711 High Street Des Moines, Iowa 50392 1961	Executive Vice President (since 1993) Chief Financial Officer (since 2007)	Executive Vice President and Chief Operating Officer, the Manager; Executive Vice President, the Distributor, since 2007; President, Princor, since 2005

Randy L. Bergstrom 711 High Street Des Moines, Iowa 50392 1955	Assistant Tax Counsel (since 2005)	Counsel, Principal Life

David J. Brown 711 High Street Des Moines, Iowa 50392 1960	Chief Compliance Officer (since 2004)	Vice President, Product & Distribution Compliance, Principal Life; Senior Vice President, the Manager, since 2004; Senior Vice President, the Distributor, since 2007, Second Vice President, Princor, since 2003, and prior thereto, Vice President, the Manager and Princor

Jill R. Brown 1100 Investment Boulevard, Ste 200 El Dorado Hills, CA 95762 1967	Senior Vice President (since 2007)	Second Vice President, Principal Financial Group and Senior Vice President, the Manager and Princor, since 2006, Chief Financial Officer, Princor since 2003, Vice President, Princor 2003-2006. Senior Vice President and Chief Financial Officer, the Distributor, since 2007; prior thereto, Assistant Financial Controller, Principal Life

Cary Fuchs 1100 Investment Boulevard, Ste 200 El Dorado Hills, CA 95762 1957	Senior Vice President of Distribution (since 2007)	President, Principal Funds Distributor, since 2007;
Director of Mutual Fund Operations, Principal Shareholder Services, since 2005; prior thereto, Divisional Vice President, Boston Financial Data Services

Steve G. Gallaher 711 High Street Des Moines, Iowa 50392 1955	Assistant Counsel (since 2006)	Second Vice President and Counsel, Principal Life since 2006; Self-Employed Writer in 2005; 2004 and prior thereto, Senior Vice President and Counsel of Principal Residential Mortgage, Inc.

36 MANAGEMENT	Principal Investors Fund
1-800-222-5852

Name, Address and		Principal Occupation(s)
Year of Birth	Position(s) Held with Fund	During Past 5 Years
Ernest H. Gillum 711 High Street Des Moines, Iowa 50392 1955	Vice President and Assistant Secretary (since 1993)	Vice President and Chief Compliance Officer, the Manager, since 2004, and prior thereto, Vice President, Compliance and Product Development, the Manager

Patrick A. Kirchner 711 High Street Des Moines, Iowa 50392 1960	Assistant Counsel (since 2002)	Counsel, Principal Life

Carolyn F. Kolks 711 High Street Des Moines, Iowa 50392 1962	Assistant Tax Counsel (since 2005)	Counsel, Principal Life, since 2003 and prior thereto, Attorney

Sarah J. Pitts 711 High Street Des Moines, Iowa 50392 1945	Assistant Counsel (since 2000)	Counsel, Principal Life

Layne A. Rasmussen 711 High Street Des Moines, Iowa 50392 1958	Vice President and Controller (since 2000)	Vice President and Controller – Mutual Funds, the Manager

Michael D. Roughton 711 High Street Des Moines, Iowa 50392 1951	Counsel (since 1993)	Vice President and Senior Securities Counsel, Principal Financial Group, Inc.; Senior Vice President and Counsel, the Manager, the Distributor and Princor; and Counsel, Principal Global

Adam U. Shaikh 711 High Street Des Moines, Iowa 50392 1972	Assistant Counsel (since 2006)	Counsel, Principal Life, since 2006. Prior thereto, practicing attorney.

Dan L. Westholm 711 High Street Des Moines, Iowa 50392 1966	Assistant Treasurer (since 2006)	Director Treasury, since 2003. Prior thereto, Assistant Treasurer.

Beth C. Wilson 711 High Street Des Moines, Iowa 50392 1956	Vice President and Secretary (since 2007)	Director and Secretary, Principal Funds, since 2007. Prior thereto, Business Manager for Pella Corp.

Principal Investors Fund	MANAGEMENT 37
www.Principal.com

Board Committees. The Fund’s board previously had two committees: an Audit and Nominating Committee and an Executive Committee. The Audit and Nominating Committee was comprised of all the Independent Directors. During the last fiscal year, the Audit and Nominating Committee met four times. The Executive Committee membership was comprised of Barbara Lukavsky, Ralph Eucher, and Larry Zimpleman. During the last fiscal year, the Executive Committee did not meet.

Effective December 2007, the Fund’s board has the following four committees: Audit Committee, Executive Committee, Nominating and Governance Committee, and Operations Committee. Committee membership is identified on the previous pages. Each committee must report its activities to the Board on a regular basis.

Audit Committee
The primary purpose of the Committee is to assist the Board in fulfilling certain of its responsibilities. The Audit Committee serves as an independent and objective party to monitor the Funds’ accounting policies, financial reporting and internal control system, as well as the work of the independent registered public accountants. The Audit Committee assists Board oversight of 1) the integrity of the Funds’ financial statements; 2) the Funds’ compliance with certain legal and regulatory requirements; 3) the independent registered public accountants’ qualifications and independence; and 4) the performance of the Funds’ independent registered public accountants. The Audit Committee also serves to provide an open avenue of communication among the independent registered public accountants, the Manager’s internal auditors, Fund management, and the Board.

Executive Committee
The Committee’s primary purpose is to exercise certain powers of the Board of Directors when the Board is not in session. When the Board is not is session, the Committee may exercise all powers of the Board in the management of the business of the Funds except the power to 1) authorize dividends or distributions on stock; 2) issue stock, except as permitted by law 3) recommend to the stockholders any action which requires stockholder approval; 4) amend the bylaws; or 5) approve any merger or share exchange which does not require stockholder approval.

Nominating and Governance Committee
The Committee’s primary purpose is to oversee 1) the structure and efficiency of the Boards of Directors and the committees the Boards establish, and 2) the activities of the Funds’ Chief Compliance Officer. The Committee responsibilities include evaluating board membership and functions, committee membership and functions, insurance coverage, and legal and compliance matters.

The nominating functions of the Nominating and Governance Committee include selecting and nominating all candidates who are not “interested persons” of the Fund (as defined in the 1940 Act) for election to the Board. Generally, the committee requests director nominee suggestions from the committee members and management. In addition, the committee will consider director candidates recommended by shareholders of the Fund. Recommendations should be submitted in writing to Principal Investors Fund, Inc. at 680 8th Street, Des Moines, Iowa 50392. The committee has not established any specific minimum qualifications for nominees. When evaluating a person as a potential nominee to serve as an independent director, the committee will generally consider, among other factors: age; education; relevant business experience; geographical factors; whether the person is “independent” and otherwise qualified under applicable laws and regulations to serve as a director; and whether the person is willing to serve, and willing and able to commit the time necessary for attendance at meetings and the performance of the duties of an independent director. The committee also meets personally with the nominees and conducts a reference check. The final decision is based on a combination of factors, including the strengths and the experience an individual may bring to the Board. The Board does not use regularly the services of any professional search firms to identify or evaluate or assist in identifying or evaluating potential candidates or nominees.

Operations Committee
The Committee’s primary purposes is to oversee the provision of administrative and distribution services to the Funds, communications with the Funds’ shareholders, and review and oversight of the Funds’ operations.

38 MANAGEMENT	Principal Investors Fund
1-800-222-5852

The following tables set forth the aggregate dollar range of the equity securities of the mutual funds within the Fund Complex which were beneficially owned by the Directors as of December 31, 2007. The Fund Complex currently includes the separate series of the Fund and of Principal Variable Contracts Fund, Inc.

For the purpose of these tables, beneficial ownership means a direct or indirect pecuniary interest. Only the Directors who are “interested persons” are eligible to participate in an employee benefit program which invests in Principal Investors Fund. Directors who beneficially owned shares of the series of the Fund did so through variable life insurance and variable annuity contracts issued by Principal Life. Please note that exact dollar amounts of securities held are not listed. Rather, ownership is listed based on the following dollar ranges:

Independent Directors (not Considered to be “Interested Persons”)

A	$0
B	$1 up to and including $10,000
C	$10,001 up to and including $50,000
D	$50,001 up to and including $100,000
E	$100,001 or more

	Ballatine	Blake	Gilbert	Grimmett	Hirsch	Kimball	Lukavsky	Pavelich	Yancey

Bond & Mortgage Securities	A	A	D	C	A	A	A	A	A
Disciplined LargeCap Blend	A	A	B	A	A	A	A	A	A
Diversified International	C	A	D	A	A	A	A	A	A
Equity Income I	A	A	C	A	A	E	A	A	A
Government & High Quality Bond	A	A	B	C	A	A	A	A	A
Income	A	A	A	C	A	A	A	A	A
Inflation Protection	A	A	A	C	A	A	A	A	A
International Emerging Markets	C	A	A	A	A	A	A	A	A
LargeCap Growth	A	A	E	A	A	A	A	A	A
LargeCap Value	A	A	C	A	A	A	A	A	A
MidCap Blend	A	A	C	C	A	A	A	A	A
Money Market	A	B	C	C	A	E	C	A	A
Mortgage Securities	A	A	A	C	A	A	A	A	A
Partners LargeCap Blend	A	A	A	C	A	A	A	A	A
Partners LargeCap Blend I	A	A	B	A	A	A	A	A	A
Partners LargeCap Value	C	A	A	A	A	A	A	A	A
Partners MidCap Value	A	A	A	A	A	D	A	A	A
Preferred Securities	A	A	A	A	A	D	A	A	A
Principal LifeTime 2010	A	A	A	C	A	A	A	A	A
Principal LifeTime 2050	A	A	A	A	E	A	A	A	A
Real Estate Securities	C	A	A	A	A	D	A	A	A
SAM Flexible Income Portfolio	A	A	A	C	A	A	A	A	A
SAM Strategic Growth Portfolio	A	E	A	A	A	A	A	A	A
Short-Term Bond	A	A	A	C	A	A	A	A	A
Short-Term Income	A	A	A	C	A	A	A	A	A
SmallCap Blend	A	A	A	C	A	A	A	A	A
Ultra Short Bond	A	A	A	C	A	A	A	A	A
West Coast Equity	A	E	A	A	A	A	A	A	A

Total Fund Complex	E	E	E	E	E	E	C	A	A

Principal Investors Fund	MANAGEMENT 39
www.Principal.com

Directors Considered to be “Interested Persons”

A	$0
B	$1 up to and including $10,000
C	$10,001 up to and including $50,000
D	$50,001 up to and including $100,000
E	$100,001 or more

	Ralph C	William	Larry D
	Eucher	Papesh	Zimpleman

Disciplined LargeCap Blend	C	A	A
Diversified International	E	A	A
Equity Income I	C	E	A
Government & High Quality Bond	C	A	A
LargeCap Growth	D	A	A
LargeCap S&P 500 Index	E	A	A
MidCap Blend	E	A	A
Money Market	E	A	A
Partners LargeCap Blend	E	A	A
Partners LargeCap Blend I	C	A	A
Partners LargeCap Growth I	C	A	A
Partners LargeCap Growth II	C	A	A
Partners LargeCap Value	E	A	A
Tax-Exempt Bond	E	A	A
West Coast Equity	A	E	A

Principal Investors Fund (through participation in an employee benefit plan)

	Ralph C	William	Larry D
	Eucher	Papesh	Zimpleman

Money Market Fund	E	A	A
Principal LifeTime 2010	A	E	A
Principal LifeTime 2020	A	A	E

Total Fund Complex	E	E	E

Compensation. The Fund does not pay any remuneration to its Directors who are employed by the Manager or its affiliates or to its officers who are furnished to the Fund by the Manager and its affiliates pursuant to the Management Agreement. Each Director who is not an “interested person” received compensation for service as a member of the Boards of all investment companies sponsored by Principal Life based on a schedule that takes into account an annual retainer amount and the number of meetings attended. These fees and expenses are divided among the funds and portfolios based on their relative net assets.

The following table provides information regarding the compensation received by the Independent Directors from the Fund and the from the Fund Complex during the fiscal year ended October 31, 2007. On that date, there were 2 funds (with a total of 108 portfolios in the Fund Complex). The Fund does not provide retirement benefits to any of the Directors.

Director	The Fund	Fund Complex
Elizabeth Ballantine	$90,398	$105,000
Kristianne Blake*	99,013	111,833
Richard W. Gilbert	102,057	118,750
Mark A. Grimmett	92,112	107,500
Fritz Hirsch	90,784	106,000
William C. Kimball	91,033	106,000
Barbara A. Lukavsky	96,005	111,625
Daniel Pavelich*	100,185	113,167
Richard Yancey*	101,393	114,500

* Not elected as a Director until January 16, 2007.

40 MANAGEMENT	Principal Investors Fund
1-800-222-5852

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of February 6, 2008 the Officers and Directors of the Fund as a group owned less than 1% of the outstanding shares of any Class of any of the Funds.

The following table shows as of February 6, 2008 the percentage of the outstanding shares of each of the Funds owned of record or beneficially by Principal Life, either directly or through subsidiaries. Principal Life and its subsidiaries own all of these shares both of record and beneficially, except as otherwise indicated. The ultimate parent of Principal Life is Principal Financial Group, Inc.

% of Outstanding
Fund	Shares Owned

Bond & Mortgage Securities	0.27%
CA Insured Intermediate Municipal	0.00
CA Municipal	0.00
Disciplined LargeCap Blend	1.75
Diversified International	2.26
Equity Income I	0.00
Global Real Estate Securities	62.13
Government & High Quality Bond	0.36
High Quality Intermediate-Term Bond	0.06
High Yield	40.06
High Yield II	0.00
Income	0.00
Inflation Protection	66.22
International Emerging Markets	0.09
International Growth	29.36
LargeCap Growth	2.16
LargeCap S&P 500 Index	0.06
LargeCap Value	9.65
MidCap Blend	0.04
MidCap Growth	0.48
MidCap S&P 400 Index	0.08
MidCap Stock	0.00
MidCap Value	0.19
Money Market	3.20
Mortgage Securities	0.00
Partners Global Equity	0.00
Partners International	55.91
Partners LargeCap Blend	54.64
Partners LargeCap Blend I	0.01
Partners LargeCap Growth I	51.35
Partners LargeCap Growth II	44.53
Partners LargeCap Value	60.78
Partners LargeCap Value I	58.06
Partners LargeCap Value II	97.46
Partners MidCap Growth	53.33
Partners MidCap Growth I	91.90
Partners MidCap Growth II	92.84
Partners MidCap Value	57.91
Partners MidCap Value I	79.12
Partners SmallCap Blend	95.69
Partners SmallCap Growth I	47.26
Partners SmallCap Growth II	79.57
Partners SmallCap Growth III	41.54
Partners SmallCap Value	79.92
Partners SmallCap Value I	70.84
Partners SmallCap Value II	93.77
Preferred Securities	12.45
Principal LifeTime 2010	60.39
Principal LifeTime 2020	60.44
Principal LifeTime 2030	61.11
Principal LifeTime 2040	64.67
Principal LifeTime 2050	73.49
Principal LifeTime Strategic Income	60.19
Real Estate Securities	13.05

Principal Investors Fund	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES 41
www.Principal.com

% of Outstanding
Fund	Shares Owned

SAM Balanced	0.29
SAM Conservative Balanced	0.47
SAM Conservative Growth	0.29
SAM Flexible Income	0.21
SAM Strategic Growth	0.16
Short-Term Bond	2.37
Short-Term Income	0.00
SmallCap Blend	12.10
SmallCap Growth	0.05
SmallCap S&P 600 Index	0.04
SmallCap Value	0.04
Tax-Exempt Bond I	0.00
Ultra Short Bond	0.02
West Coast Equity	0.00

The Directors and Officers of the Fund, member companies of the Principal Financial Group, and certain other persons may purchase shares of the Funds without the payment of any sales charge. The sales charge is waived on these transactions because there are either no distribution costs or only minimal distribution costs associated with the transactions. For a description of the persons entitled to a waiver of sales charge in connection with their purchase of shares of the Funds, see the discussion of the waiver of sales charges under the caption “The Costs of Investing” in the prospectus for the Class A, B, and C shares.

As of January 22, 2008 each of the following owned more than 25% of the voting securities of the specified Funds:

		Percentage
Owner Name	Fund	of Ownership
Principal Lifetime 2020 Fund	Bond & Mortgage Securities Fund	28.16%
Principal Life Insurance Co	High Yield Fund	40.46
SAM Balanced Portfolio Pif	Income Fund	41.22
Principal Life Insurance Co	Inflation Protection Fund	66.66
Principal Life Insurance Co	International Growth Fund	29.87
PIF Sam Cons Growth Portfolio	MidCap Stock Fund	26.94
PIF Sam Balanced Portfolio	Mortgage Securities Fund	48.45
Principal Life Insurance Co	Partners Global Equity Fund	82.32
Principal Life Insurance Co	Partners International Fund	56.64
Principal Life Insurance Co	Partners LargeCap Blend Fund	55.26
Principal Life Insurance Co	Partners LargeCap Growth Fund I	52.04
Principal Life Insurance Co	Partners LargeCap Growth Fund II	44.75
Principal Life Insurance Co	Partners LargeCap Value Fund	61.54
Principal Life Insurance Co	Partners LargeCap Value Fund I	58.62
Principal Life Insurance Co	Partners LargeCap Value Fund II	98.55
Principal Life Insurance Co	Partners MidCap Growth Fund	53.96
Principal Life Insurance Co	Partners MidCap Growth Fund I	93.86
Principal Life Insurance Co	Partners MidCap Growth Fund II	94.00
Principal Life Insurance Co	Partners MidCap Value Fund	58.60
Principal Life Insurance Co	Partners MidCap Value Fund I	80.69
Principal Life Insurance Co	Partners SmallCap Blend Fund	96.98
Principal Life Insurance Co	Partners SmallCap Growth Fund I	48.93
Principal Life Insurance Co	Partners SmallCap Growth Fund II	80.32
Principal Life Insurance Co	Partners SmallCap Growth Fund III	42.37
Principal Life Insurance Co	Partners SmallCap Value Fund	80.98
Principal Life Insurance Co	Partners SmallCap Value Fund I	71.59
Principal Life Insurance Co	Partners SmallCap Value Fund II	95.03
Principal Life Insurance Co	Principal LifeTime 2010 Fund	60.63
Principal Life Insurance Co	Principal LifeTime 2020 Fund	60.48
Principal Life Insurance Co	Principal LifeTime 2030 Fund	61.02
Principal Life Insurance Co	Principal LifeTime 2040 Fund	64.70
Principal Life Insurance Co	Principal LifeTime 2050 Fund	73.51

42 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	Principal Investors Fund
1-800-222-5852

		Percentage
Owner Name	Fund	of Ownership
Principal Life Insurance Co	Principal LifeTime Strategic Income Fund	60.23%
PIF SAM Balanced Portfolio	Short-Term Income Fund	44.74
Principal LifeTime 2010 Fund	Ultra Short Bond Fund	31.41
Principal LifeTime Strategic Income Fund	Ultra Short Bond Fund	35.99
DCGT as TTEE and/or Cust FBO the Church of God Attn NPIO Trade Desk 711 High St Des Moines IA 50309-2732	High Quality IntermediateTerm Bond Fund	26.16
National Financial Services for the Exclusive Benefit of Our Customers 200 Liberty Street New York NY 10281-1003	Money Market Fund	48.74

The address for each Principal LifeTime Fund, PIF SAM Portfolio and Principal Life Insurance Company is 711 High Street, Des Moines, IA 50392. Shares owned by the Principal LifeTime Funds or Principal Life Insurance Company must be voted in the same proportion as shares of the Funds owned by other shareholders are voted. Therefore, neither the Principal LifeTime Funds, PIF SAM Portfolios nor Principal Life Insurance Company exercise voting discretion.

The By-laws of the Principal Investors Fund sets the quorum requirement (a quorum must be present at a meeting of shareholders for business to be transacted). The By-laws of the Fund states that a quorum is “The presence in person or by proxy of one-third of the shares of each Fund outstanding at the close of business on the Record Date constitutes a quorum for a meeting of that Fund.”

Certain proposals presented to shareholders for approval require the vote of a “majority of the outstanding voting securities,” which is a term defined in the 1940 Act to mean, with respect to a Fund, the affirmative vote of the lesser of 1) 67% or more of the voting securities of the Fund present at the meeting of that Fund, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or 2) more than 50% of the outstanding voting securities of the Fund (a “Majority of the Outstanding Voting Securities”). Approval of such proposals would not be controlled merely by a Principal LifeTime Fund.

Certain proposals require for approval the affirmative vote of the holders of a plurality of the shares voted at the meeting and thus may be approved by vote of a Principal LifeTime Fund.

Principal Investors Fund	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES 43
www.Principal.com

As of January 22, 2008, the following shareholders owned 5% or more of the outstanding shares of any Class of the Funds:

	Advisors	Advisors	Advisors				Class	Class	Class	Class
Fund Name	Preferred	Select	Signature	Preferred	Select	Institutional	J	A	B	C
Bond & Mortgage Securities Fund	4592	4590	4605	4593	4591	4594	4501	4101	4201	4401
California Municipal Fund								4177	4277	4477
Disciplined LargeCap Blend	4697	4695	4619	4698	4696	4699		4192	4292	4492
Diversified International Fund	4672	4670	4617	4673	4671	4674	4508	4108	4208	4408
Equity Income Fund I						4949		4104	4204	4404
Global Real Estate Securities						4905		4131		4431
Government & High Quality Bond Fund	4612	4610	4607	4613	4611	4614	4503	4153	4253	4453
High Quality Intermediate-Term Bond Fund	4622	4620	4608	4623	4621	4624	4504
High Yield Fund						4798
High Yield Fund II						4585		4178	4278	4478
Income Fund						4586		4179	4279	4479
Inflation Protection Fund	4707	4705	4709	4708	4706	4715	4546	4154		4454
International Emerging Markets Fund	4662	4660	4616	4663	4661	4664	4507	4107	4207	4407
International Growth Fund	4812	4810	4618	4813	4811	4814	4509	4132		4432
LargeCap Growth Fund	4702	4700	4625	4703	4701	4704	4512	4112	42142	4412
LargeCap S&P 500 Index Fund	4712	4710	4626	4713	4711	4714	4513	4113		4413
LargeCap Value Fund	4722	4720	4627	4723	4721	4724	4514	4114	4214	4414
MidCap Blend Fund	4742	4740	4639	4743	4741	4749	4521	4121	4221	4421
MidCap Growth Fund	4752	4750	4645	4753	4751	4759	4522
MidCap S&P 400 Index Fund	4762	4760	4646	4763	4761	4769	4523
MidCap Stock Fund						4587		4181	4281	4481
MidCap Value Fund	4772	4770	4647	4773	4771	4774	4524
Money Market Fund	4782	4780	4648	4783	4781	4784	4525	4199	4299	4499
Mortgage Securities Fund						4807		4197	4297	4497
Partners Global Equity Fund	4857	4855	4859	4858	4856	4865
Partners International Fund	4787	4785	4649	4788	4786	4789
Partners LargeCap Blend Fund	4822	4820	4650	4823	4821	4824	4527	4127	4227	4427
Partners LargeCap Blend Fund I	4692	4690	4651	4693	4691	4694	4511	4111	4211	4411
Partners LargeCap Growth Fund I	4832	4830	4653	4833	4831	4834	4528	4128	4228	4428
Partners LargeCap Growth Fund II	4842	4840	4654	4843	4841	4844	4529	4129		4429
Partners LargeCap Value Fund	4852	4850	4655	4853	4851	4854	4530	4180	4280	4480
Partners LargeCap Value Fund I	4802	4800	4656	4803	4801	4804
Partners LargeCap Value Fund II	4779	4777	4796	4795	4778	4797
Partners MidCap Growth Fund	4872	4870	4658	4873	4871	4874	4532	4182	4282	4482
Partners MidCap Growth Fund I	4877	4875	4659	4878	4876	4879		4186		4486
Partners MidCap Growth Fund II	4718	4716	4775	4719	4717	4776
Partners MidCap Value Fund	4882	4880	4665	4883	4881	4884	4533	4183	4283	4483
Partners MidCap Value Fund I	4892	4890	4666	4893	4891	4894
Partners SmallCap Blend Fund	4887	4885	4667	4888	4886	4889
Partners SmallCap Growth Fund I	4902	4900	4668	4906	4901	4904	4534
Partners SmallCap Growth Fund II	4913	4911	4669	4914	4912	4915	4535	4185	4285	4485
Partners SmallCap Growth Fund III	4817	4815	4675	4818	4816	4819
Partners SmallCap Value Fund	4922	4920	4676	4923	4921	4924	4536
Partners SmallCap Value Fund I	4927	4925	4677	4928	4926	4935
Partners SmallCap Value Fund II	4837	4835	4678	4838	4836	4839
Preferred Securities Fund	4938	4936	4679	4939	4937	4929	4545	4195		4495
Principal LifeTime 2010 Fund	4727	4725	4628	4728	4726	4729	4515	4109		4409
Principal LifeTime 2020 Fund	4732	4730	4629	4733	4731	4734	4516	4116	4216	4416
Principal LifeTime 2030 Fund	4737	4735	4635	4738	4736	4739	4517	4117	4217	4417
Principal LifeTime 2040 Fund	4746	4744	4636	4747	4745	4748	4518	4118	4218	4418
Principal LifeTime 2050 Fund	4756	4754	4637	4757	4755	4758	4519	4119	4219	4419
Principal LifeTime Strategic Income Fund	4766	4764	4638	4767	4765	4768	4520	4123	4223	4423
Real Estate Securities Fund	4932	4930	4685	4933	4931	4934	4537	4187	4287	4487
SAM Balanced Portfolio	4846	4809	4848	4847	4845	4589	4548	4189	4289	4489
SAM Conservative Balanced Portfolio	4867	4849	4869	4868	4866	4657	4549	4190	4290	4490
SAM Conservative Growth Portfolio	4897	4895	4899	4898	4896	4799	4550	4193	4293	4493
SAM Flexible Income Portfolio	4916	4908	4918	4917	4909	4806	4552	4196	4296	4496
SAM Strategic Growth Portfolio	4946	4919	4948	4947	4945	4805	4551	4194	4294	4494
Short-Term Bond Fund	4642	4640	4615	4643	4641	4644	4506	4156		4456
Short-Term Income Fund						4588		4184		4484
SmallCap Blend Fund	4942	4940	4686	4943	4941	4944	4538	4188	4288	4488
SmallCap Growth Fund	4952	4950	4687	4953	4951	4954	4539	4175	4275	4475
SmallCap S&P 600 Index Fund	4962	4960	4688	4963	4961	4964	4540
SmallCap Value Fund	4972	4970	4689	4973	4971	4974	4541	4191	4291	4491
Tax-Exempt Bond Fund I								4106	4206	4406
Ultra Short Bond Fund	4987	4985	4989	4988	4986	4990	4547	4102		4402
West Coast Equity Fund						4808		4198	4298	4498

44 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	Principal Investors Fund
1-800-222-5852

Fund/Class		Percentage of
Number	Name and Address	Ownership

PIF – Bond & Mortgage Securities Fund
4592	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN: RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	94.4
4590	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN: RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	98.2
4605	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS 711 HIGH STREET DES MOINES, IA 50303	99.7
4594	LIFETIME 2010 FUND ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	25.0
4594	LIFETIME 2020 FUND ATTN MUTUAL FUND ACCOUNTING- H221 711 HIGH ST DES MOINES IA 50392-0001	37.7
4594	LIFETIME STRATEGIC INCOME FUND ATTN MUTUAL FUND ACCOUNTING- H221 711 HIGH ST DES MOINES IA 50392-0001	13.1
4594	LIFETIME 2030 FUND ATTN MUTUAL FUND ACCOUNTING- H221 711 HIGH ST DES MOINES IA 50392-0001	18.0
4593	DELAWARE CHARTER GUAR & TRUST FBO PRINCIPAL FINANCIAL GROUP ATTN: RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	5.8
4593	DCGT AS TTEE AND/OR CUST FBO MEDICAL SERVICES OF NORTHWEST A RKANSAS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50309-2732	5.1
4593	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN: RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	70.2
4593	TRUSTAR FBO SOUTHWIRE CO SALARIED 401K PL ATTN NPIO TRADE DESK P.O. BOX 8963 WILMINGTON, DE 19899	12.2

Principal Investors Fund	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES 45
www.Principal.com

Fund/Class		Percentage of
Number	Name and Address	Ownership

4591	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN: RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	94.3
PIF – California Insured Intermediate Municipal Fund
4176	NFS LLC FEBO THE ROBERTSON TR DR QUINTON R ROBERTSON U/A 04/12/95 110 DEAN RD WOODSIDE CA 94062-2418	5.9
4476	NFS LLC FEBO THE SCHLESINGER FAMILY TRUST STEWART SCHLESINGER U/A 05/09/1997 12131 SKYWAY DRIVE SANTA ANA CA 92705-3133	5.1
4476	CITIGROUP GLOBAL MARKETS INC. 00164714189 333 WEST 34TH STREET – 3RD FLOOR NEW YORK NY 10001-2402	5.0
4476	FIRST CLEARING, LLC A/C 2047-7483 WILLARD & JOAN CLIFTON FAMILY LIVING TRUST 6732 W BELMONT AVE FRESNO CA 93723-9528	6.0
PIF – Disciplined LargeCap Blend Fund
4697	DCGT AS TTEE AND/OR CUST FBO VARIOUS QUALIFED PLANS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50303	99.1
4695	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	99.5
4619	DCGT AS TTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP QUALI FIED PRIN ADVTG OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50309-2732	9.3
4619	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS 711 HIGH STREET DES MOINES, IA 50303	88.1
4192	NFS LLC FEBO FIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS (401K) FINOPS-IC FUNDS 100 MAGELLAN WAY KW1C COVINGTON KY 41015-1987	41.5
4699	LIFETIME 2010 FUND ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	6.3

46 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	Principal Investors Fund
1-800-222-5852

Fund/Class		Percentage of
Number	Name and Address	Ownership

4699	LIFETIME 2020 FUND ATTN MUTUAL FUND ACCOUNTING- H221 711 HIGH ST DES MOINES IA 50392-0001	15.7
4699	LIFETIME 2040 FUND ATTN MUTUAL FUND ACCOUNTING- H221 711 HIGH ST DES MOINES IA 50392-0001	7.5
4699	LIFETIME 2030 FUND ATTN MUTUAL FUND ACCOUNTING- H221 711 HIGH ST DES MOINES IA 50392-0001	14.9
4699	SAM BALANCED PORTFOLIO PIF ATTN MUTUAL FUND ACCOUNTING -H221 711 HIGH ST DES MOINES IA 50392-0001	13.6
4699	SAM CONS GROWTH PORTFOLIO PIF ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	14.8
4699	SAM STRATEGIC GROWTH PORTFOLIO PIF ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	12.2
4698	PRINCIPAL TRUST COMPANY FBO ASSOCIATED BANC-CORP DEFERRED COMP PLAN ATTN SUSAN SAGGIONE 1013 CENTRE RD WILMINGTON DE 19805-1265	8.6
4698	DCGT as TTEE and/or CUST FBO Various Qualifed Plans ATTN NPIO TRADE DESK 711 High Street Des Moines, IA 50303	78.2
4698	Principal Trust Company FBO AAS DC Plan for Key Employees ATTN Susan Saggione 1013 Centre Rd Wilmington, DE 19805	6.8
4696	DCGT AS TTEE AND/OR CUST FBO VARIOUS QUALIFED PLANS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50303	100.0
PIF – Diversified International Fund
4672	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS 711 HIGH STREET DES MOINES, IA 50303	95.8

Principal Investors Fund	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES 47
www.Principal.com

Fund/Class		Percentage of
Number	Name and Address	Ownership

4670	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN: RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	96.5
4617	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN: RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	99.4
4108	NFS LLC FEBO FIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS (401K) FINOPS-IC FUNDS 100 MAGELLAN WAY KW1C COVINGTON KY 41015-1987	19.2
4408	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 3RD FL JACKSONVILLE FL 32246-6484	12.4
4674	SAM BALANCED PORTFOLIO PIF ATTN MUTUAL FUND ACCOUNTING -H221 711 HIGH ST DES MOINES IA 50392-0001	29.3
4674	SAM CONS GROWTH PORTFOLIO PIF ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	34.3
4674	SAM STRATEGIC GROWTH PORTFOLIO PIF ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	24.0
4673	DELAWARE CHARTER GUAR & TRUST	10.6
	FBO PRINCIPAL FINANCIAL GROUP ATTN: RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392
4673	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN: RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	82.8
4671	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN: RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	99.7
PIF – Equity Income Fund I
4104	NFS LLC FEBO FIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS (401K) FINOPS-IC FUNDS 100 MAGELLAN WAY KW1C COVINGTON KY 41015-1987	15.0

48 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	Principal Investors Fund
1-800-222-5852

Fund/Class		Percentage of
Number	Name and Address	Ownership

4404	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 3RD FL JACKSONVILLE FL 32246-6484	15.3
4949	SAM BALANCED PORTFOLIO PIF ATTN MUTUAL FUND ACCOUNTING -H221 711 HIGH ST DES MOINES IA 50392-0001	33.6
4949	SAM CONS GROWTH PORTFOLIO PIF ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	36.1
4949	SAM STRATEGIC GROWTH PORTFOLIO PIF ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	25.0
PIF – Global Real Estate Securities Fund
4131	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	8.9
PIF – Government & High Quality Bond Fund
4612	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS NONQUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN: RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	6.6
4612	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN: RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	89.8
4610	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN: RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	96.8
4607	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS 711 HIGH STREET DES MOINES, IA 50303	96.6
4453	EDNA J BROWNLEE TR & ARTHUR E BROWNLEE III TR BROWNLEE LIVING TRUST UA MAY 12 2006 4901 S 153RD ST APT 336 OMAHA NE 68137-5049	6.0
4453	LOUISE M ABRAHAMSON TR LOUISE M ABRAHAMSON MARITAL TRUST C/O REMINGTON HTS 12606 W DODGE RD OMAHA NE 68154-2349	5.7

Principal Investors Fund	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES 49
www.Principal.com

Fund/Class		Percentage of
Number	Name and Address	Ownership

4453	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 3RD FL JACKSONVILLE FL 32246-6484	7.4
4453	PRINCIPAL LIFE INSURANCE CO CUST IRA R/O CHRISTINE WOGEE 2241 ARDSHEAL DR LA HABRA HGTS CA 90631-7704	9.0
4614	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	51.3
4614	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	18.2
4613	DELAWARE CHARTER GUAR & TRUST FBO PRINCIPAL FINANCIAL GROUP ATTN: RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	18.7
4613	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN: RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	63.7
4611	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN: RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	99.3
PIF – High Quality IntermediateTerm Bond Fund
4622	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN: RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	87.8
4620	DCGT AS TTEE AND/OR CUST FBO THE CHURCH OF GOD ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50309-2732	90.4
4620	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN: RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	9.3
4608	DCGT AS TTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP NON – QUALIFIED PRIN ADVTG OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50309-2732	5.9

50 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	Principal Investors Fund
1-800-222-5852

Fund/Class		Percentage of
Number	Name and Address	Ownership

4608	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS 711 HIGH STREET DES MOINES, IA 50303	94.1
4623	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN: RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	44.5
4623	DCGT as TTEE and/or CUST FBO THE WESLEYAN PENSION FUND ATTN NPIO TRADE DESK 711 High Street Des Moines, IA 50303	51.3
4621	DCGT AS TTEE AND/OR CUST FBO CAPITAL CORP OF THE WEST 401 K PLAN ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50309-2732	25.2
4621	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN: RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	74.8
PIF – High Yield Fund
4798	LIFETIME 2010 FUND ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	6.2
4798	LIFETIME 2020 FUND ATTN MUTUAL FUND ACCOUNTING- H221 711 HIGH ST DES MOINES IA 50392-0001	18.1
4798	LIFETIME 2040 FUND ATTN MUTUAL FUND ACCOUNTING- H221 711 HIGH ST DES MOINES IA 50392-0001	9.8
4798	LIFETIME 2030 FUND ATTN MUTUAL FUND ACCOUNTING- H221 711 HIGH ST DES MOINES IA 50392-0001	18.0
4798	PRINCIPAL LIFE INSURANCE CO FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREE DES MOINES IA 50392	40.4

Principal Investors Fund	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES 51
www.Principal.com

Fund/Class		Percentage of
Number	Name and Address	Ownership

PIF – High Yield Fund II
4178	PRUDENTIAL INVESTMENT MANAGEMENT SERVICE FOR THE BENEFIT OF MUTUAL FUND CLIENTS MAIL STOP NJ-05-11-20 100 MULBERRY ST GATEWAY CTR 3 FL 11 NEWARK NJ 07102	20.6
4478	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 3RD FL JACKSONVILLE FL 32246-6484	15.0
4585	SAM BALANCED PORTFOLIO PIF ATTN MUTUAL FUND ACCOUNTING -H221 711 HIGH ST DES MOINES IA 50392-0001	30.3
4585	SAM CONS BALANCED PORTFOLIO PIF ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	6.0
4585	SAM CONS GROWTH PORTFOLIO PIF ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	15.5
4585	SAM FLEXIBLE INCOME PORTFOLIO PIF ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	7.8
4585	SAM STRATEGIC GROWTH PORTFOLIO PIF ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	14.0
PIF – Income Fund
4586	SAM BALANCED PORTFOLIO PIF ATTN MUTUAL FUND ACCOUNTING -H221 711 HIGH ST DES MOINES IA 50392-0001	51.5
4586	SAM CONS BALANCED PORTFOLIO PIF ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	11.7
4586	SAM CONS GROWTH PORTFOLIO PIF ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	18.2
4586	SAM FLEXIBLE INCOME PORTFOLIO PIF ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	18.6
PIF – Inflation Protection Fund
4707	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS 711 HIGH STREET DES MOINES, IA 50303	87.6

52 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	Principal Investors Fund
1-800-222-5852

Fund/Class		Percentage of
Number	Name and Address	Ownership

4705	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS 711 HIGH STREET DES MOINES, IA 50303	100.0
4709	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS 711 HIGH STREET DES MOINES, IA 50303	100.0
4154	PRIN LIFE INS CO CUST ROLLOVER IRA JOHN T CHAUCER 3716 SHADY COVE DR BIRMINGHAM AL 35243-2467	6.9
4454	ROTH TRUCKING, INC. 3171 4 MILE RD NW GRAND RAPIDS MI 49544-9401	9.5
4454	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	21.5
4454	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 3RD FL JACKSONVILLE FL 32246-6484	22.2
4715	LIFETIME 2010 FUND ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	13.4
4715	LIFETIME STRATEGIC INCOME FUND ATTN MUTUAL FUND ACCOUNTING- H221 711 HIGH ST DES MOINES IA 50392-0001	16.0
4715	PRINCIPAL LIFE INSURANCE CO FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392	69.7
4708	WELLS FARGO TRUST COMPANY FBO WORLD INSURANCE CO EXECUTIVE SERP PLAN ATTN DEANNA SWERTZIC 1919 DOUGLAS ST OMAHA NE 68102-1316	34.1
4708	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS 711 HIGH STREET DES MOINES, IA 50303	47.1
4708	BANKERS TRUST COMPANY (E826) FBO PARTNER RE RESTURATION – SALARY DEFERRED PLAN ATTN DEBBIE WILLIAM 453 7TH ST DES MOINES IA 50309-4110	16.0
4706	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS 711 HIGH STREET DES MOINES, IA 50303	100.0

Principal Investors Fund	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES 53
www.Principal.com

Fund/Class		Percentage of
Number	Name and Address	Ownership

PIF – International Emerging Markets Fund
4662	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN: RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	90.1
4660	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN: RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	99.4
4616	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS 711 HIGH STREET DES MOINES, IA 50303	97.8
4664	LIFETIME 2010 FUND ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	6.7
4664	LIFETIME 2020 FUND ATTN MUTUAL FUND ACCOUNTING- H221 711 HIGH ST DES MOINES IA 50392-0001	17.9
4664	LIFETIME 2040 FUND ATTN MUTUAL FUND ACCOUNTING- H221 711 HIGH ST DES MOINES IA 50392-0001	10.0
4664	LIFETIME 2030 FUND ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	17.8
4664	SAM BALANCED PORTFOLIO PIF ATTN MUTUAL FUND ACCOUNTING -H221 711 HIGH ST DES MOINES IA 50392-0001	12.0
4664	SAM CONS GROWTH PORTFOLIO PIF ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	13.9
4664	SAM STRATEGIC GROWTH PORTFOLIO PIF ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	9.6
4663	DELAWARE CHARTER GUAR & TRUST FBO PRINCIPAL FINANCIAL GROUP ATTN: RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	22.2

54 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	Principal Investors Fund
1-800-222-5852

Fund/Class		Percentage of
Number	Name and Address	Ownership

4663	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN: RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	68.8
4661	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	99.0
PIF – International Growth Fund
4812	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN: RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	96.0
4810	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN: RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	99.4
4618	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS 711 HIGH STREET DES MOINES, IA 50303	95.7
4132	PRINCIPAL LIFE INSURANCE CO CUST IRA OF GARY S SHULTZ 620 POWELLS VALLEY RD HALIFAX PA 17032-9662	7.5
4132	PRINCIPAL LIFE INSURANCE CO CUST IRA OF HAROLD D PRICE 5618 W 131ST TER OVERLAND PARK KS 66209-2925	11.4
4132	NFS LLC FEBO WAMU INVESTMENTS, INC. IRA ROLLOVER FBO CARROLL E WINE 4483 WINDFLOWER CT CONCORD CA 94518-1930	6.8
4132	PRINCIPAL LIFE INSURANCE CO CUST IRA OF DONALD R HESS 98 CREST CT LAKE ST LOUIS MO 63367-1623	5.5
4432	DUANE R CHRISTIAN & KIM T CHRISTIAN JTWROS 277 LADDIE DR WASHINGTON PA 15301-1332	7.6
4432	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	29.1
4432	PAULA K PRIEBE 38401 110TH ST WASECA MN 56093-4118	6.6

Principal Investors Fund	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES 55
www.Principal.com

Fund/Class		Percentage of
Number	Name and Address	Ownership

4432	PRINCIPAL LIFE INSURANCE CO CUST IRA R/O LAURIE A PALIGA 4105 N KEYSTONE AVE CHICAGO IL 60641-2438	6.4
4814	LIFETIME 2010 FUND ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	7.3
4814	LIFETIME 2020 FUND ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	18.9
4814	LIFETIME 2040 FUND ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	10.2
4814	LIFETIME 2030 FUND ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	18.9
4814	PRINCIPAL LIFE INSURANCE CO C/O PENSION TRADE DESK PO BOX 9397 DES MOINES, IA 50306-9397	32.3
4813	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN: RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	84.6
4811	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN: RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	100.0
PIF – LargeCap Growth Fund
4702	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN: RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	96.9
4700	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN: RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	90.1
4700	DCGT as TTEE and/or CUST FBO Principal Financial Group Non–Qualified Prin Advtg Omnibus ATTN NPIO TRADE DESK 711 High Street Des Moines, IA 50303	9.9

56 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	Principal Investors Fund
1-800-222-5852

Fund/Class		Percentage of
Number	Name and Address	Ownership

4625	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS 711 HIGH STREET DES MOINES, IA 50303	98.3
4112	NFS LLC FEBO FIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS (401K) FINOPS-IC FUNDS 100 MAGELLAN WAY KW1C COVINGTON KY 41015-1987	12.6
4412	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 3RD FL JACKSONVILLE FL 32246-6484	23.2
4704	LIFETIME 2020 FUND ATTN MUTUAL FUND ACCOUNTING- H221 711 HIGH ST DES MOINES IA 50392-0001	7.5
4704	LIFETIME 2030 FUND ATTN MUTUAL FUND ACCOUNTING- H221 711 HIGH ST DES MOINES IA 50392-0001	7.9
4704	SAM BALANCED PORTFOLIO PIF ATTN MUTUAL FUND ACCOUNTING -H221 711 HIGH ST DES MOINES IA 50392-0001	22.9
4704	SAM CONS GROWTH PORTFOLIO PIF ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	26.1
4704	SAM STRATEGIC GROWTH PORTFOLIO PIF ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	17.0
4703	WACHOVIA BANK FBO VARIOUS RETIREMENT PLANS 9888888836 NC 1076 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-0001	29.4
4703	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN: RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	59.2
4701	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN: RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	96.9

Principal Investors Fund	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES 57
www.Principal.com

Fund/Class		Percentage of
Number	Name and Address	Ownership

PIF – LargeCap S&P 500 Index Fund Advisors Preferred
4712	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN: RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	76.5
4712	TRUSTAR FBO THE CHURCH OF GOD ATTN NPIO TRADE DESK P.O. BOX 8963 WILMINGTON, DE 19899	20.3
4710	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN: RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	95.8
4626	DELAWARE CHARTER GUARANTEE & TRUS FBO PFG PRINCIPAL ADVANTAGE OMNIBUS CLIENT 904 711 HIGH STREET DES MOINES, IA 50303	100.0
4714	DCGT as TTEE and/or CUST FBO Various Qualifed Plans ATTN NPIO TRADE DESK 711 High Street Des Moines, IA 50303	35.7
4713	DELAWARE CHARTER GUAR & TRUST FBO PRINCIPAL FINANCIAL GROUP ATTN: RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	7.1
4713	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN: RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	77.0
4713	DCGT as TTEE and/or CUST FBO THE WESLEYAN PENSION FUND ATTN NPIO TRADE DESK 711 High Street Des Moines, IA 50303	6.9
4711	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN: RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	97.4

58 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	Principal Investors Fund
1-800-222-5852

Fund/Class		Percentage of
Number	Name and Address	Ownership

PIF – LargeCap Value Fund
4722	PRINCIPAL TRUST COMPANY FBO EXEC EXCESS OF LYKES BROS INC ATTN SUSAN SAGGIONE 1013 CENTRE RD WILMINGTON DE 19805-1265	5.7
4722	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS NONQUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN: RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	7.9
4722	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN: RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	68.0
4722	Principal Trust Company FBO DC with D. James McDowell ATTN Susan Saggione 1013 Centre Rd Wilmington, DE 19805	5.7
4720	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS NONQUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN: RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	6.2
4720	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN: RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	93.8
4627	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS NONQUALIFED PLANS 711 HIGH STREET DES MOINES, IA 50303	10.7
4627	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS 711 HIGH STREET DES MOINES, IA 50303	89.3
4414	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 3RD FL JACKSONVILLE FL 32246-6484	7.8
4414	MORGAN KEEGAN & COMPANY, INC. FBO TONY F. BARNETT & PAMELA C. BARNETT JTWROS 400 GA HWY 326 COMMERCE GA 30530	7.9
4414	PRINCIPAL LIFE INSURANCE CO CUST IRA R/O DAVID E VANLANDINGHAM 5000 S 169TH AVENUE CIR OMAHA NE 68135	5.5

Principal Investors Fund	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES 59
www.Principal.com

Fund/Class		Percentage of
Number	Name and Address	Ownership

4724	LIFETIME 2010 FUND ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	9.8
4724	LIFETIME 2020 FUND ATTN MUTUAL FUND ACCOUNTING- H221 711 HIGH ST DES MOINES IA 50392-0001	24.4
4724	LIFETIME 2040 FUND ATTN MUTUAL FUND ACCOUNTING- H221 711 HIGH ST DES MOINES IA 50392-0001	14.6
4724	LIFETIME 2050 FUND ATTN MUTUAL FUND ACCOUNTING- H221 711 HIGH ST DES MOINES IA 50392-0001	6.4
4724	LIFETIME 2030 FUND ATTN MUTUAL FUND ACCOUNTING- H221 711 HIGH ST DES MOINES IA 50392-0001	26.0
4724	THE PRINCIPAL TRUST FOR POST- RETIREMENT MEDICAL BENEFITS 61022 ATTN STEPHANIE HUFFMAN S-001-S60 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	10.7
4723	DELAWARE CHARTER GUAR & TRUST FBO PRINCIPAL FINANCIAL GROUP ATTN: RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	42.1
4723	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN: RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	44.5
4721	DCGT AS TTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP NON – QUALIFIED PRIN ADVTG OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50309-2732	34.2
4721	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN: RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	34.4
4721	NATIONWIDE TRUST COMPANY FSB FBO PARTICIPATING RETIREMENT PLANS C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	31.5

60 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	Principal Investors Fund
1-800-222-5852

Fund/Class		Percentage of
Number	Name and Address	Ownership

PIF – MidCap Blend Fund
4742	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN: RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	83.9
4742	Principal Trust Company FBO Winn Mgt Group 2006 Def Comp Pl an Attn: Susan Saggione 1013 Centre Rd Wilmington DE 19805	5.2
4740	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN: RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	94.7
4639	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS 711 HIGH STREET DES MOINES, IA 50303	100.0
4749	THE FULTON COMPANY C/O FULTON FINANCIAL ADVISORS PO BOX 3215 LANCASTER PA 17604-3215	73.9
4749	FULTON FINANCIAL ADV TTEE FBO COMMUNITY SERVICES GROUP INC PO BOX 3215 LANCASTER PA 17604-3215	8.1
4743	DELAWARE CHARTER GUAR & TRUST FBO PRINCIPAL FINANCIAL GROUP ATTN: RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	32.7
4743	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN: RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	54.8
4741	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN: RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	100.0

Principal Investors Fund	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES 61
www.Principal.com

Fund/Class		Percentage of
Number	Name and Address	Ownership

PIF – MidCap Growth Fund
4752	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS NONQUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN: RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	5.4
4752	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN: RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	83.3
4750	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS 711 HIGH STREET DES MOINES, IA 50303	100.0
4645	DCGT AS TTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP NON – QUALIFIED PRIN ADVTG OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50309-2732	6.0
4645	DCGT as TTEE and/or CUST FBO Various Qualifed Plans ATTN NPIO TRADE DESK 711 High Street Des Moines, IA 50303	94.0
4759	WACHOVIA BANK 1525 WEST WT HARRIS BLVD NC1151 CHARLOTTE NC 28288-0001	5.2
4759	PATTERSON & CO FBO OMNIBUS C/R/R 9999999971 NC1076 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-0001	5.7
4759	STATE STREET BANK & TRUST COMPANY FBO HOLLOWWAVE & CO ATTN: MASTER NOTE CONTROL PO BOX 5496 BOSTON MA 02206-5496	37.6
4759	WACHOVIA BANK, N.A. OMNIBUS REIN/REIN 9999999954 1525 WEST WT HARRIS BLVD. CHARLOTTE, NC 28288-1151	40.7
4753	DCGT AS TTEE AND/OR CUST FBO MEDICAL SERVICES OF NORTHWEST A RKANSAS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50309-2732	55.4
4753	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN: RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	38.0

62 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	Principal Investors Fund
1-800-222-5852

Fund/Class		Percentage of
Number	Name and Address	Ownership

4751	DCGT as TTEE and/or CUST FBO Various Qualifed Plans ATTN NPIO TRADE DESK 711 High Street Des Moines, IA 50303	90.5
PIF – MidCap S&P 400 Index Fund
4762	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN: RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	91.2
4760	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN: RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	97.6
4646	ATTN NPIO TRADE DESK DCGT AS TTEE AND/OR CUST FBO SHEET METAL WORKERS LOCAL UNION 20 PENSION 711 HIGH ST DES MOINES IA 50309-2732	9.5
4646	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS 711 HIGH STREET DES MOINES, IA 50303	88.8
4769	DCGT as TTEE and/or CUST FBO Principal Financial Group Qualified Prin Advtg Omnibus ATTN NPIO TRADE DESK 711 High Street Des Moines, IA 50303	29.3
4763	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN: RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	84.4
4763	DCGT as TTEE and/or CUST FBO THE WESLEYAN PENSION FUND ATTN NPIO TRADE DESK 711 High Street Des Moines, IA 50303	8.4
4761	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN: RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	97.6

Principal Investors Fund	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES 63
www.Principal.com

Fund/Class		Percentage of
Number	Name and Address	Ownership

PIF – MidCap Stock Fund
4181	NFS LLC FEBO FIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS (401K) FINOPS-IC FUNDS 100 MAGELLAN WAY KW1C COVINGTON KY 41015-1987	53.2
4481	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 3RD FL JACKSONVILLE FL 32246-6484	15.4
4587	SAM BALANCED PORTFOLIO PIF ATTN MUTUAL FUND ACCOUNTING -H221 711 HIGH ST DES MOINES IA 50392-0001	27.7
4587	SAM CONS GROWTH PORTFOLIO PIF ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	37.6
4587	SAM STRATEGIC GROWTH PORTFOLIO PIF ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	28.6
PIF – MidCap Value Fund
4772	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	81.5
4770	DCGT AS TTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP NON – QUALIFIED PRIN ADVTG OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50309-2732	8.9
4770	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	91.1
4647	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS 711 HIGH STREET DES MOINES, IA 50303	96.6
4773	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	32.4

64 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	Principal Investors Fund
1-800-222-5852

Fund/Class		Percentage of
Number	Name and Address	Ownership

4773	Principal Trust Company FBO Def Comp of HDR Inc ATTN Susan Saggione 1013 Centre Rd Wilmington, DE 19805	53.5
4771	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	99.4
PIF – Money Market Fund
4782	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	80.9
4780	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	98.1
4648	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS 711 HIGH STREET DES MOINES, IA 50303	100.0
4199	PERSHING LLC AS AGENT FOR ITS CUSTOMERS ATTN CASH MANAGMENT SERVICES 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	9.3
4199	NATIONAL FINANCIAL SERVICES FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET NEW YORK NY 10281-1003	68.7
4784	COMPUTERSHARE INVESTOR SVCS LLC 2 N LA SALLE ST FL 3 CHICAGO IL 60602-4050	9.6
4784	WM FINANCIAL SERVICES INC MISC W/O DISTRICT A ATTN ACCOUNTING DEPARTMENT 1201 3RD AVE WMT 2035 SEATTLE WA 98101	15.0
4784	DCGT as TTEE and/or CUST FBO Various Qualifed Plans ATTN NPIO TRADE DESK 711 High Street Des Moines, IA 50303	5.0
4784	SAM BALANCED PORTFOLIO PIF ATTN MUTUAL FUND ACCOUNTING -H221 711 HIGH ST DES MOINES IA 50392-0001	15.2

Principal Investors Fund	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES 65
www.Principal.com

Fund/Class		Percentage of
Number	Name and Address	Ownership

4784	SAM CONS GROWTH PORTFOLIO PIF ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	9.9
4784	SAM STRATEGIC GROWTH PORTFOLIO PIF ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	7.3
4784	WMBFA INSURANCE AGENCY INC ATTN ACCOUNTING DEPARTMENT 1201 THIRD AVE WMT 2035 SEATTLE WA 98101	31.5
4783	DELAWARE CHARTER GUAR & TRUST FBO PRINCIPAL FINANCIAL GROUP ATTN: RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	10.7
4783	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	53.0
4781	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	96.5
PIF – Mortgage Securities Fund
4807	SAM BALANCED PORTFOLIO PIF ATTN MUTUAL FUND ACCOUNTING -H221 711 HIGH ST DES MOINES IA 50392-0001	53.4
4807	SAM CONS BALANCED PORTFOLIO PIF ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	11.6
4807	SAM CONS GROWTH PORTFOLIO PIF ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	19.2
4807	SAM FLEXIBLE INCOME PORTFOLIO PIF ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	15.9

66 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	Principal Investors Fund
1-800-222-5852

Fund/Class		Percentage of
Number	Name and Address	Ownership

PIF – Partners Global Equity Fund
4857	DCGT as TTEE and/or CUST FBO Various Qualifed Plans ATTN NPIO TRADE DESK 711 High Street Des Moines, IA 50303	99.6
4855	DCGT AS TTEE AND/OR CUST FBO VARIOUS QUALIFED PLANS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50303	68.6
4855	DCGT AS TTEE AND/OR CUST FBO VARIOUS NONQUALIFIED PLANS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50303	31.4
4859	DCGT AS TTEE AND/OR CUST FBO VARIOUS QUALIFED PLANS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50303	98.3
4865	PRINCIPAL LIFE INSURANCE CO FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392	100.0
4858	DCGT as TTEE and/or CUST FBO Various Qualifed Plans ATTN NPIO TRADE DESK 711 High Street Des Moines, IA 50303	100.0
4856	DCGT AS TTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP NON - QUALIFIED PRIN ADVTG OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50309-2732	37.6
4856	WOODMONT COUNTRY CLUB FBO EXEC 457 B REITREMENT PLAN OF WOODMONT CC ATTN KENNETH KINKA 1201 ROCKVILLE PIKE ROCKVILLE MD 20852-1409	5.2
4856	DCGT AS TTEE AND/OR CUST FBO VARIOUS QUALIFED PLANS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50303	57.3

Principal Investors Fund	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES 67
www.Principal.com

Fund/Class		Percentage of
Number	Name and Address	Ownership

PIF – Partners International Fund
4787	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	91.5
4785	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	100.0
4649	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS 711 HIGH STREET DES MOINES, IA 50303	99.9
4789	LIFETIME 2020 FUND ATTN MUTUAL FUND ACCOUNTING- H221 711 HIGH ST DES MOINES IA 50392-0001	12.3
4789	LIFETIME 2040 FUND ATTN MUTUAL FUND ACCOUNTING- H221 711 HIGH ST DES MOINES IA 50392-0001	6.8
4789	LIFETIME 2030 FUND ATTN MUTUAL FUND ACCOUNTING- H221 711 HIGH ST DES MOINES IA 50392-0001	12.2
4789	PRINCIPAL LIFE INSURANCE CO C/O PENSION TRADE DESK PO BOX 9397 DES MOINES, IA 50306-9397	59.2
4788	DELAWARE CHARTER GUARANTEE & TRUS FBO PRINCIPA FINACIAL GROUP 711 HIGH STREET DES MOINES, IA 50303	95.6
4786	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN: RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	94.8
4786	DCGT AS TTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP NON – QUALIFIED PRIN ADVTG OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50309-2732	5.0

68 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	Principal Investors Fund
1-800-222-5852

Fund/Class		Percentage of
Number	Name and Address	Ownership

PIF – Partners LargeCap Blend Fund
4822	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	99.2
4820	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	99.9
4650	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS 711 HIGH STREET DES MOINES, IA 50303	100.0
4427	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 3RD FL JACKSONVILLE FL 32246-6484	8.0
4824	PRINCIPAL LIFE INSURANCE CO C/O PENSION TRADE DESK PO BOX 9397 DES MOINES, IA 50306-9397	86.3
4823	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	98.4
4821	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	96.5
PIF – Partners LargeCap Blend Fund I
4692	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN: RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	92.0
4690	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN: RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	97.1
4651	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS 711 HIGH STREET DES MOINES, IA 50303	99.9

Principal Investors Fund	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES 69
www.Principal.com

Fund/Class		Percentage of
Number	Name and Address	Ownership

4411	PRINCIPAL LIFE INSURANCE CO CUST IRA R/O CHARLES A TRAVIS SR 6415 PEART RD MORRIS IL 60450-9521	5.7
4411	PRINCIPAL LIFE INSURANCE CO CUST IRA MARK F OCONNOR 18 WETHERILL LN CHESTER SPRGS PA 19425-2918	7.2
4411	PRINCIPAL LIFE INSURANCE CO CUST IRA R/O CHRISTINE WOGEE 2241 ARDSHEAL DR LA HABRA HGTS CA 90631-7704	8.3
4411	PRINCIPAL LIFE INSURANCE CO CUST IRA R/O FAYE HAGNER 6510 E YOSEMITE AVE ORANGE CA 92867-2468	5.1
4694	LIFETIME 2010 FUND ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	13.1
4694	LIFETIME 2020 FUND ATTN MUTUAL FUND ACCOUNTING- H221 711 HIGH ST DES MOINES IA 50392-0001	31.4
4694	LIFETIME 2040 FUND ATTN MUTUAL FUND ACCOUNTING- H221 711 HIGH ST DES MOINES IA 50392-0001	15.6
4694	LIFETIME 2050 FUND ATTN MUTUAL FUND ACCOUNTING- H221 711 HIGH ST DES MOINES IA 50392-0001	6.4
4694	LIFETIME 2030 FUND ATTN MUTUAL FUND ACCOUNTING- H221 711 HIGH ST DES MOINES IA 50392-0001	29.4
4693	DELAWARE CHARTER GUAR & TRUST FBO PRINCIPAL FINANCIAL GROUP ATTN: RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	35.2
4693	WELLS FARGO TRUST COMPANY FBO WORLD INSURANCE CO EXECUTIVE SERP PLANLAS ST ATTN DEANNA SWERTZ 1919 DOUGLAS ST OMAHA NE 68102-1316	14.9
4693	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN: RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	45.6

70 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	Principal Investors Fund
1-800-222-5852

Fund/Class		Percentage of
Number	Name and Address	Ownership

4691	WOODMONT COUNTRY CLUB FBO EXEC 457 B REITREMENT PLAN OF WOODMONT CC ATTN KENNETH KINKA 1201 ROCKVILLE PIKE ROCKVILLE MD 20852-1409	5.4
4691	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	94.4
PIF – Partners LargeCap Growth Fund I
4832	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	97.1
4830	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	99.3
4653	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS 711 HIGH STREET DES MOINES, IA 50303	98.7
4428	EDNA J BROWNLEE TR & ARTHUR E BROWNLEE III TR BROWNLEE LIVING TRUST UA MAY 12 2006 4901 S 153RD ST APT 336 OMAHA NE 68137-5049	15.5
4428	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	5.2
4834	LIFETIME 2020 FUND ATTN MUTUAL FUND ACCOUNTING- H221 711 HIGH ST DES MOINES IA 50392-0001	12.9
4834	LIFETIME 2040 FUND ATTN MUTUAL FUND ACCOUNTING- H221 711 HIGH ST DES MOINES IA 50392-0001	7.6
4834	LIFETIME 2030 FUND ATTN MUTUAL FUND ACCOUNTING- H221 711 HIGH ST DES MOINES IA 50392-0001	12.8
4834	PRINCIPAL LIFE INSURANCE CO C/O PENSION TRADE DESK PO BOX 9397 DES MOINES, IA 50306-9397	58.1

Principal Investors Fund	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES 71
www.Principal.com

Fund/Class		Percentage of
Number	Name and Address	Ownership

4833	DCGT AS TTEE AND/OR CUST FBO MEDICAL SERVICES OF NORTHWEST A RKANSAS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50309-2732	10.3
4833	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	81.9
4831	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	100.0
PIF – Partners LargeCap Growth Fund II
4842	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	93.5
4840	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	100.0
4654	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS 711 HIGH STREET DES MOINES, IA 50303	100.0
4129	PRINCIPAL LIFE INSURANCE CO CUST ROTH IRA OF PATRICIA M OLSON 16045 S WYANDOTTE DR OLATHE KS 66062-3935	5.9
4429	DONALD J BERNSTEIN TRANSFER ON DEATH SUBJECT TO STA TOD RULES 148 CRYSTAL KEY WAY BOYNTON BEACH FL 33426-5210	12.9
4429	PRINCIPAL LIFE INSURANCE CO CUST IRA OF PAUL S UDOWYCHENKO PO BOX 306 BELLE MEAD NJ 08502-0306	17.2
4429	PRINCIPAL LIFE INSURANCE CO CUST IRA OF ELMER R PETERS 2882 VILLA CT BETTENDORF IA 52722-7554	6.7
4429	STEPHEN W MULLEN AND PAGE F MULLEN JTWROS 131 GRAND LAGOON SHORES DR PANAMA CITY FL 32408-5107	5.8

72 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	Principal Investors Fund
1-800-222-5852

Fund/Class		Percentage of
Number	Name and Address	Ownership

4844	PRINCIPAL LIFE INSURANCE CO C/O PENSION TRADE DESK PO BOX 9397 DES MOINES, IA 50306-9397	47.6
4844	SAM BALANCED PORTFOLIO PIF ATTN MUTUAL FUND ACCOUNTING -H221 711 HIGH ST DES MOINES IA 50392-0001	17.5
4844	SAM CONS GROWTH PORTFOLIO PIF ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	14.3
4844	SAM STRATEGIC GROWTH PORTFOLIO PIF ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	11.9
4843	DCGT AS TTEE AND/OR CUST FBO MEDICAL SERVICES OF NORTHWEST A RKANSAS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50309-2732	9.6
4843	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	88.3
4841	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	98.7
PIF – Partners LargeCap Value Fund
4852	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	98.0
4850	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	99.5
4655	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS 711 HIGH STREET DES MOINES, IA 50303	98.6
4854	LIFETIME 2020 FUND ATTN MUTUAL FUND ACCOUNTING- H221 711 HIGH ST DES MOINES IA 50392-0001	5.9

Principal Investors Fund	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES 73
www.Principal.com

Fund/Class		Percentage of
Number	Name and Address	Ownership

4854	LIFETIME 2030 FUND ATTN MUTUAL FUND ACCOUNTING- H221 711 HIGH ST DES MOINES IA 50392-0001	5.8
4854	PRINCIPAL LIFE INSURANCE CO C/O PENSION TRADE DESK PO BOX 9397 DES MOINES, IA 50306-9397	78.1
4853	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	94.6
4851	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	99.2
PIF – Partners LargeCap Value Fund I
4802	DCGT AS TTEE AND/OR CUST FBO VARIOUS QUALIFED PLANS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50303	97.5
4800	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	90.3
4800	DCGT as TTEE and/or CUST FBO Principal Financial Group Non - Qualified Prin Advtg Omnibus ATTN NPIO TRADE DESK 711 High Street Des Moines, IA 50303	9.5
4656	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS 711 HIGH STREET DES MOINES, IA 50303	99.6
4804	LIFETIME 2020 FUND ATTN MUTUAL FUND ACCOUNTING- H221 711 HIGH ST DES MOINES IA 50392-0001	12.0
4804	LIFETIME 2040 FUND ATTN MUTUAL FUND ACCOUNTING- H221 711 HIGH ST DES MOINES IA 50392-0001	6.9
4804	LIFETIME 2030 FUND ATTN MUTUAL FUND ACCOUNTING- H221 711 HIGH ST DES MOINES IA 50392-0001	12.3

74 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	Principal Investors Fund
1-800-222-5852

Fund/Class		Percentage of
Number	Name and Address	Ownership

4804	PRINCIPAL LIFE INSURANCE CO C/O PENSION TRADE DESK PO BOX 9397 DES MOINES, IA 50306-9397	60.2
4803	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	94.2
4801	DCGT as TTEE and/or CUST FBO Various Qualifed Plans ATTN NPIO TRADE DESK 711 High Street Des Moines, IA 50303	100.0
PIF – Partners LargeCap Value Fund II
4779	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS 711 HIGH STREET DES MOINES, IA 50303	90.5
4779	California Society of CPAs FBO 457b of CA Society of CPAs ATTN Tannis Kirschenbaum 1235 Radio Road Redwood City, Ca 94065	5.4
4777	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS 711 HIGH STREET DES MOINES, IA 50303	100.0
4796	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS 711 HIGH STREET DES MOINES, IA 50303	100.0
4797	PRINCIPAL LIFE INSURANCE CO FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392	100.0
4795	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS 711 HIGH STREET DES MOINES, IA 50303	99.5
4778	DCGT AS TTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP QUALI FIED PRIN ADVTG OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50309-2732	92.8

Principal Investors Fund	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES 75
www.Principal.com

Fund/Class		Percentage of
Number	Name and Address	Ownership

PIF – Partners MidCap Growth Fund
4872	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	98.4
4870	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	99.8
4658	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS 711 HIGH STREET DES MOINES, IA 50303	100.0
4482	EDNA J BROWNLEE TR & ARTHUR E BROWNLEE III TR BROWNLEE LIVING TRUST UA MAY 12 2006 4901 S 153RD ST APT 336 OMAHA NE 68137-5049	6.3
4482	FIRST CLEARING, LLC A/C 5443-3893 FRANK P LYONS & MARY T LYONS JT TEN PO BOX 972 OLD TUXEDO ROAD	7.8
4874	LIFETIME 2020 FUND ATTN MUTUAL FUND ACCOUNTING- H221 711 HIGH ST DES MOINES IA 50392-0001	9.8
4874	LIFETIME 2040 FUND ATTN MUTUAL FUND ACCOUNTING- H221 711 HIGH ST DES MOINES IA 50392-0001	5.5
4874	LIFETIME 2030 FUND ATTN MUTUAL FUND ACCOUNTING- H221 711 HIGH ST DES MOINES IA 50392-0001	10.4
4874	PRINCIPAL LIFE INSURANCE CO FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392	71.3
4873	DELAWARE CHARTER GUAR & TRUST FBO PRINCIPAL FINANCIAL GROUP ATTN: RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	20.5
4873	DCGT AS TTEE AND/OR CUST FBO MEDICAL SERVICES OF NORTHWEST A RKANSAS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50309-2732	12.3

76 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	Principal Investors Fund
1-800-222-5852

Fund/Class		Percentage of
Number	Name and Address	Ownership

4873	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	62.8
4871	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	99.8
PIF – Partners MidCap Growth Fund I
4877	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS 711 HIGH STREET DES MOINES, IA 50303	94.6
4875	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN: RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	93.1
4875	DCGT as TTEE and/or CUST FBO Principal Financial Group Non - Qualified Prin Advtg Omnibus ATTN NPIO TRADE DESK 711 High Street Des Moines, IA 50303	6.9
4659	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS 711 HIGH STREET DES MOINES, IA 50303	99.8
4186	JEANETTE A MEEK TR JEANETTE A MEEK FAMILY TRUST UA APRIL 25 2003 15103 AVENUE 288 VISALIA CA 93292-9669	5.4
4186	LINDA L LONNBERG-PARDINI TR LINDA L LONNBERG-PARDINI TRUST UA DEC 02 2003 1947 CHALON GLEN CT LIVERMORE CA 94550-8206	5.0
4486	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	6.5
4486	PRINCIPAL LIFE INSURANCE CO CUST IRA OF PAUL S UDOWYCHENKO PO BOX 306 BELLE MEAD NJ 08502-0306	8.7
4486	PRINCIPAL LIFE INSURANCE CO CUST IRA R/O DEBRA J SCHWANE N48W16125 LONE OAK LN MENOMONEE FLS WI 53051-7529	7.8
4486	PRINCIPAL LIFE INSURANCE CO CUST IRA OF BARBARA REED 12440 MOSS RANCH RD MIAMI FL 33156-5717	5.7

Principal Investors Fund	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES 77
www.Principal.com

Fund/Class		Percentage of
Number	Name and Address	Ownership

4486	PRINCIPAL LIFE INSURANCE CO CUST IRA R/O NORA V CLAVIJO 13428 SW 62ND ST APT I109 MIAMI FL 33183-5081	6.6
4879	PRINCIPAL LIFE INSURANCE CO C/O PENSION TRADE DESK PO BOX 9397 DES MOINES, IA 50306-9397	100.0
4878	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN: RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	51.9
4878	DCGT AS TTEE AND/OR CUST FBO MEDICAL SERVICES OF NORTHWEST A RKANSAS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50309-2732	46.1
4876	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	98.8
PIF – Partners MidCap Growth Fund II
4718	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS 711 HIGH STREET DES MOINES, IA 50303	98.8
4716	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS 711 HIGH STREET DES MOINES, IA 50303	95.1
4775	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS 711 HIGH STREET DES MOINES, IA 50303	99.9
4776	PRINCIPAL LIFE INSURANCE CO FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392	100.0
4719	DCGT AS TTEE AND/OR CUST FBO MEDICAL SERVICES OF NORTHWEST A RKANSAS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50309-2732	31.6
4719	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS 711 HIGH STREET DES MOINES, IA 50303	55.4

78 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	Principal Investors Fund
1-800-222-5852

Fund/Class		Percentage of
Number	Name and Address	Ownership

4717	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS 711 HIGH STREET DES MOINES, IA 50303	97.7
PIF – Partners MidCap Value Fund
4882	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	95.2
4880	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	99.8
4665	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS 711 HIGH STREET DES MOINES, IA 50303	95.0
4483	EDNA J BROWNLEE TR & ARTHUR E BROWNLEE III TR BROWNLEE LIVING TRUST UA MAY 12 2006 4901 S 153RD ST APT 336 OMAHA NE 68137-5049	7.7
4483	PRINCIPAL LIFE INSURANCE CO CUST IRA R/O CHRISTINE WOGEE 2241 ARDSHEAL DR LA HABRA HGTS CA 90631-7704	6.1
4884	PRINCIPAL LIFE INSURANCE CO C/O PENSION TRADE DESK PO BOX 9397 DES MOINES, IA 50306-9397	85.7
4883	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	93.6
4881	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	98.8

Principal Investors Fund	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES 79
www.Principal.com

Fund/Class		Percentage of
Number	Name and Address	Ownership

PIF – Partners MidCap Value Fund I
4892	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	94.7
4890	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN: RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	96.9
4666	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS 711 HIGH STREET DES MOINES, IA 50303	99.6
4894	LIFETIME 2030 FUND ATTN MUTUAL FUND ACCOUNTING- H221 711 HIGH ST DES MOINES IA 50392-0001	5.7
4894	PRINCIPAL LIFE INSURANCE CO C/O PENSION TRADE DESK PO BOX 9397 DES MOINES, IA 50306-9397	84.7
4893	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN: RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	95.9
4891	DCGT AS TTEE AND/OR CUST FBO VARIOUS QUALIFED PLANS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50303	100.0
PIF – Partners SmallCap Blend Fund
4887	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	98.1
4885	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS NONQUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	12.6
4885	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	87.4

80 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	Principal Investors Fund
1-800-222-5852

Fund/Class		Percentage of
Number	Name and Address	Ownership

4667	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS 711 HIGH STREET DES MOINES, IA 50303	100.0
4889	PRINCIPAL LIFE INSURANCE CO C/O PENSION TRADE DESK PO BOX 9397 DES MOINES, IA 50306-9397	100.0
4888	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	94.5
4886	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	100.0
PIF – Partners SmallCap Growth Fund I
4902	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	84.5
4902	LOS ANGELES COUNTY FAIR ASSOC FBO LA COUNTY FAIR ASSOC SUP EXEC DC PLAN ATTN RAY ORTEGASO 1101 W MCKINLEY AVE POMONA CA 91768-1639	7.3
4900	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	98.5
4668	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS 711 HIGH STREET DES MOINES, IA 50303	100.0
4904	LIFETIME 2040 FUND ATTN MUTUAL FUND ACCOUNTING- H221 711 HIGH ST DES MOINES IA 50392-0001	14.1
4904	LIFETIME 2050 FUND ATTN MUTUAL FUND ACCOUNTING- H221 711 HIGH ST DES MOINES IA 50392-0001	7.3
4904	LIFETIME 2030 FUND ATTN MUTUAL FUND ACCOUNTING- H221 711 HIGH ST DES MOINES IA 50392-0001	21.8

Principal Investors Fund	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES 81
www.Principal.com

Fund/Class		Percentage of
Number	Name and Address	Ownership

4904	PRINCIPAL LIFE INSURANCE CO C/O PENSION TRADE DESK PO BOX 9397 DES MOINES, IA 50306-9397	56.4
4906	DCGT AS TTEE AND/OR CUST FBO MEDICAL SERVICES OF NORTHWEST A RKANSAS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50309-2732	26.4
4906	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	71.2
4901	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	100.0
PIF – Partners SmallCap Growth Fund II
4913	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	94.3
4911	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	95.4
4669	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS 711 HIGH STREET DES MOINES, IA 50303	95.8
4485	BELEVIA A GIBSON 2607 FONDULAC DR EAST PEORIA IL 61611-2222	18.0
4485	PRINCIPAL LIFE INSURANCE CO CUST IRA OF BARBARA REED 12440 MOSS RANCH RD MIAMI FL 33156-5717	5.7
4915	PRINCIPAL LIFE INSURANCE CO C/O PENSION TRADE DESK PO BOX 9397 DES MOINES, IA 50306-9397	100.0
4914	DCGT AS TTEE AND/OR CUST FBO MEDICAL SERVICES OF NORTHWEST A RKANSAS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50309-2732	6.3

82 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	Principal Investors Fund
1-800-222-5852

Fund/Class		Percentage of
Number	Name and Address	Ownership

4914	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	88.5
4912	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	97.7
PIF – Partners SmallCap Growth Fund III
4817	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS 711 HIGH STREET DES MOINES, IA 50303	94.9
4815	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	100.0
4675	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS 711 HIGH STREET DES MOINES, IA 50303	100.0
4819	LIFETIME 2010 FUND ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	8.1
4819	LIFETIME 2020 FUND ATTN MUTUAL FUND ACCOUNTING- H221 711 HIGH ST DES MOINES IA 50392-0001	20.7
4819	LIFETIME 2040 FUND ATTN MUTUAL FUND ACCOUNTING- H221 711 HIGH ST DES MOINES IA 50392-0001	8.0
4819	LIFETIME 2030 FUND ATTN MUTUAL FUND ACCOUNTING- H221 711 HIGH ST DES MOINES IA 50392-0001	15.1
4819	PRINCIPAL LIFE INSURANCE CO C/O PENSION TRADE DESK PO BOX 9397 DES MOINES, IA 50306-9397	43.3
4818	DCGT AS TTEE AND/OR CUST FBO MEDICAL SERVICES OF NORTHWEST A RKANSAS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50309-2732	46.6

Principal Investors Fund	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES 83
www.Principal.com

Fund/Class		Percentage of
Number	Name and Address	Ownership

4818	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	50.5
4816	DCGT as TTEE and/or CUST FBO Various Qualifed Plans ATTN NPIO TRADE DESK 711 High Street Des Moines, IA 50303	100.0
PIF – Partners SmallCap Value Fund
4922	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	97.5
4920	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS NONQUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	12.5
4920	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	87.5
4676	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS 711 HIGH STREET DES MOINES, IA 50303	100.0
4924	PRINCIPAL LIFE INSURANCE CO C/O PENSION TRADE DESK PO BOX 9397 DES MOINES, IA 50306-9397	100.0
4923	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	93.8
4921	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	100.0

84 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	Principal Investors Fund
1-800-222-5852

Fund/Class		Percentage of
Number	Name and Address	Ownership

PIF – Partners SmallCap Value Fund I
4927	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	95.5
4925	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	100.0
4677	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS 711 HIGH STREET DES MOINES, IA 50303	99.7
4935	LIFETIME 2040 FUND ATTN MUTUAL FUND ACCOUNTING- H221 711 HIGH ST DES MOINES IA 50392-0001	5.7
4935	LIFETIME 2030 FUND ATTN MUTUAL FUND ACCOUNTING- H221 711 HIGH ST DES MOINES IA 50392-0001	8.5
4935	PRINCIPAL LIFE INSURANCE CO C/O PENSION TRADE DESK PO BOX 9397 DES MOINES, IA 50306-9397	82.8
4928	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	91.3
4926	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	98.2
PIF – Partners SmallCap Value Fund II
4837	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	99.3
4835	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	99.5

Principal Investors Fund	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES 85
www.Principal.com

Fund/Class		Percentage of
Number	Name and Address	Ownership

4678	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS 711 HIGH STREET DES MOINES, IA 50303	100.0
4839	PRINCIPAL LIFE INSURANCE CO C/O PENSION TRADE DESK PO BOX 9397 DES MOINES, IA 50306-9397	99.2
4838	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	93.4
4836	DCGT AS TTEE AND/OR CUST FBO VARIOUS QUALIFED PLANS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50303	96.9
PIF – Preferred Securities Fund
4938	DCGT as TTEE and/or CUST FBO Various Qualifed Plans ATTN NPIO TRADE DESK 711 High Street Des Moines, IA 50303	95.6
4936	IRWIN HOLDINGS COMPANY AND AFFILIAT FBO SUPPLEMENTAL EXEC RET PLAN OF IRWIN HOLDINGS COMPANY AND AFFI ATTN KAREN WILLIAMSON 1580 W CARSON ST LONG BEACH CA 90810-1455	5.0
4936	DCGT AS TTEE AND/OR CUST FBO VARIOUS QUALIFED PLANS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50303	93.5
4679	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS 711 HIGH STREET DES MOINES, IA 50303	99.7
4195	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 3RD FL JACKSONVILLE FL 32246-6484	33.0
4495	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 3RD FL JACKSONVILLE FL 32246-6484	65.3
4929	LIFETIME 2010 FUND ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	11.3

86 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	Principal Investors Fund
1-800-222-5852

Fund/Class		Percentage of
Number	Name and Address	Ownership

4929	LIFETIME 2020 FUND ATTN MUTUAL FUND ACCOUNTING- H221 711 HIGH ST DES MOINES IA 50392-0001	19.5
4929	LIFETIME 2040 FUND ATTN MUTUAL FUND ACCOUNTING- H221 711 HIGH ST DES MOINES IA 50392-0001	5.3
4929	LIFETIME 2030 FUND ATTN MUTUAL FUND ACCOUNTING- H221 711 HIGH ST DES MOINES IA 50392-0001	13.7
4929	PRINCIPAL LIFE INSURANCE CO C/O PENSION TRADE DESK PO BOX 9397 DES MOINES, IA 50306-9397	14.9
4929	SAM BALANCED PORTFOLIO PIF ATTN MUTUAL FUND ACCOUNTING -H221 711 HIGH ST DES MOINES IA 50392-0001	13.7
4929	SAM CONS GROWTH PORTFOLIO PIF ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	5.7
4939	WELLS FARGO TRUST COMPANY FBO WORLD INSURANCE CO EXECUTIVE SERP PLAN ATTN DEANNA SWERTZIC 1919 DOUGLAS ST OMAHA NE 68102-1316	31.0
4939	DCGT as TTEE and/or CUST FBO Various Qualifed Plans ATTN NPIO TRADE DESK 711 High Street Des Moines, IA 50303	63.9
4937	DCGT AS TTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP QUALI FIED PRIN ADVTG OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50309-2732	95.6
PIF – Principal LifeTime 2010 Fund
4727	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	96.8
4725	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	99.2

Principal Investors Fund	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES 87
www.Principal.com

Fund/Class		Percentage of
Number	Name and Address	Ownership

4628	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS 711 HIGH STREET DES MOINES, IA 50303	99.7
4109	PRINCIPAL LIFE INSURANCE CO CUST IRA DOMENICK J YEZZI JR 4 CREEKWOOD CV N LITTLE ROCK AR 72116-6394	5.5
4409	PRINCIPAL LIFE INSURANCE CO CUST IRA OF HENLEY W JOHNS 32180 AUGUSTA DR AVON LAKE OH 44012-2710	14.0
4729	PRINCIPAL LIFE INSURANCE CO C/O PENSION TRADE DESK PO BOX 9397 DES MOINES, IA 50306-9397	97.6
4728	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	95.9
4726	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	98.2
PIF – Principal LifeTime 2020 Fund
4732	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	95.8
4730	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	99.4
4629	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS 711 HIGH STREET DES MOINES, IA 50303	99.3
4734	PRINCIPAL LIFE INSURANCE CO C/O PENSION TRADE DESK PO BOX 9397 DES MOINES, IA 50306-9397	97.5
4733	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	93.8

88 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	Principal Investors Fund
1-800-222-5852

Fund/Class		Percentage of
Number	Name and Address	Ownership

4731	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	96.3
PIF – Principal LifeTime 2030 Fund
4737	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	96.2
4735	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	99.4
4635	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS 711 HIGH STREET DES MOINES, IA 50303	98.8
4739	PRINCIPAL LIFE INSURANCE CO C/O PENSION TRADE DESK PO BOX 9397 DES MOINES, IA 50306-9397	96.8
4738	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	95.3
4736	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	97.8
PIF – Principal LifeTime 2040 Fund
4746	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	95.4
4744	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	99.3

Principal Investors Fund	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES 89
www.Principal.com

Fund/Class		Percentage of
Number	Name and Address	Ownership

4636	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS 711 HIGH STREET DES MOINES, IA 50303	99.2
4418	NFS LLC FEBO JACQUELINE F BUNDY TOD ON FILE 22543 BERDON ST WOODLAND HILLS CA 91367-4409	7.1
4748	PRINCIPAL LIFE INSURANCE CO C/O PENSION TRADE DESK PO BOX 9397 DES MOINES, IA 50306-9397	96.6
4747	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	96.9
4745	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	95.9
PIF – Principal LifeTime 2050 Fund
4756	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	96.4
4754	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	99.1
4637	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS 711 HIGH STREET DES MOINES, IA 50303	98.6
4219	NFS LLC FEBO NFS/FMTC IRA FBO DONALD J BOHANNON 7430 COLONIAL CT SANFORD FL 32771-9744	7.6
4219	PRINCIPAL LIFE INS CO CUST IRA CAROL V NOLAN 607 MOURNING DOVE CIR LAKE MARY FL 32746-3933	6.1
4419	PERSHING LLC P. O. BOX 2052 JERSEY CITY NJ 07303-2052	6.3

90 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	Principal Investors Fund
1-800-222-5852

Fund/Class		Percentage of
Number	Name and Address	Ownership

4758	PRINCIPAL LIFE INSURANCE CO C/O PENSION TRADE DESK PO BOX 9397 DES MOINES, IA 50306-9397	98.0
4757	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	95.2
4755	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	97.4
PIF – Principal LifeTime Strategic Income Fund
4766	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	97.7
4764	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	95.5
4638	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS 711 HIGH STREET DES MOINES, IA 50303	100.0
4123	PRINCIPAL LIFE INSURANCE CO CUST IRA OF RONALD O KRIEGER 520 BRYAN DR SAINT LOUIS MO 63122-3647	5.4
4123	PRINCIPAL LIFE INSURANCE CO CUST IRA OF THOMAS J SONDAG 2258 TAMARACK DR DOWNERS GROVE IL 60515-4262	20.1
4223	PRINCIPAL LIFE INSURANCE CO CUST IRA MARY T FLANNERY 217 E GRAVERS LN PHILA PA 19118-2802	5.6
4223	DELORES E BUHRMAN TRANSFER ON DEATH SUBJECT TO STA TOD RULES 514 MILLER ST HOLDREGE NE 68949-2057	5.7
4223	PRINCIPAL LIFE INSURANCE CO CUST IRA R/O DELORES E BUHRMAN 514 MILLER ST HOLDREGE NE 68949-2057	7.0

Principal Investors Fund	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES 91
www.Principal.com

Fund/Class		Percentage of
Number	Name and Address	Ownership

4223	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	7.7
4223	NFS LLC FEBO LARRY ANDERSON DDS PA DEFINED BENEF LARRY ANDERSON TTEE U/A 12/12/02 877 111TH AVE N STE 3 NAPLES FL 34108-1853	8.8
4223	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	5.7
4423	PRINCIPAL LIFE INSURANCE CO CUST IRA OF ROBERT C CORE 420 N MICHIGAN ST LAKE CITY IA 51449-1059	5.2
4423	PRINCIPAL LIFE INSURANCE CO CUST IRA R/O RONALD R THOMAS 2904 ABERCORN DR LAS VEGAS NV 89134-7440	20.8
4768	PRINCIPAL LIFE INSURANCE CO C/O PENSION TRADE DESK PO BOX 9397 DES MOINES, IA 50306-9397	98.7
4767	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	93.6
4765	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	98.4
PIF – Real Estate Securities Fund
4932	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	74.5
4932	TRUSTAR FBO THE CHURCH OF GOD ATTN NPIO TRADE DESK P.O. BOX 8963 WILMINGTON, DE 19899	20.1
4930	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	99.5

92 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	Principal Investors Fund
1-800-222-5852

Fund/Class		Percentage of
Number	Name and Address	Ownership

4685	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS 711 HIGH STREET DES MOINES, IA 50303	96.0
4487	PRINCIPAL LIFE INSURANCE CO CUST IRA R/O ROBERT A COGBURN RR 2 BOX 168 CHEYENNE OK 73628-9652	9.6
4934	LIFETIME 2010 FUND ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	10.0
4934	LIFETIME 2020 FUND ATTN MUTUAL FUND ACCOUNTING- H221 711 HIGH ST DES MOINES IA 50392-0001	17.0
4934	LIFETIME 2040 FUND ATTN MUTUAL FUND ACCOUNTING- H221 711 HIGH ST DES MOINES IA 50392-0001	5.3
4934	LIFETIME 2030 FUND ATTN MUTUAL FUND ACCOUNTING- H221 711 HIGH ST DES MOINES IA 50392-0001	12.2
4934	PRINCIPAL LIFE INSURANCE CO C/O PENSION TRADE DESK PO BOX 9397 DES MOINES, IA 50306-9397	18.7
4934	SAM BALANCED PORTFOLIO PIF ATTN MUTUAL FUND ACCOUNTING -H221 711 HIGH ST DES MOINES IA 50392-0001	8.7
4934	SAM CONS GROWTH PORTFOLIO PIF ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	10.8
4934	SAM STRATEGIC GROWTH PORTFOLIO PIF ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	6.7
4933	DELAWARE CHARTER GUAR & TRUST FBO PRINCIPAL FINANCIAL GROUP ATTN: RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	10.2
4933	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	75.5

Principal Investors Fund	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES 93
www.Principal.com

Fund/Class		Percentage of
Number	Name and Address	Ownership

4933	DCGT as TTEE and/or CUST FBO THE WESLEYAN PENSION FUND ATTN NPIO TRADE DESK 711 High Street Des Moines, IA 50303	5.6
4931	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	96.9
PIF – SAM Balanced Portfolio
4846	DCGT AS TTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP QUALI FIED PRIN ADVTG OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50309-2732	99.7
4809	DCGT AS TTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP QUALI FIED PRIN ADVTG OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50309-2732	77.9
4848	DCGT AS TTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP QUALI FIED PRIN ADVTG OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50309-2732	73.7
4848	ORANGEWOOD CHILDRENS FOUNDATION FBO EXEC 457B OF ORANGEWOOD CHILD FDN ATTN JAMI SMITH 1575 E 17TH ST SANTA ANA CA 92705-8506	7.0
4548	PRINCIPAL LIFE INSURANCE CO CUST IRA R/O GEORGE E MANDALOS 19 SAGE DR MANCHESTER CT 06042-2241	7.0
4548	PRINCIPAL LIFE INSURANCE CO CUST IRA R/O DELORIES VON GEMMINGEN 13037 RIDGEVIEW DR ANCHORAGE AK 99516-3107	5.4
4589	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL FINANCIAL GROUP OMNIB US WRAPPED ATTN NPIO TRADE DESK 711 HIGH STREET T-008-E20 DES MOINES IA 50392-9992	99.9
4847	DCGT AS TTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP QUALI FIED PRIN ADVTG OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50309-2732	5.8
4847	PRINCIPAL TRUST COMPANY FBO SUPP THRIFT PLAN OF FHBL OF PITTSBURGH ATTN SUSAN SAGGIONE 1013 CENTRE RD WILMINGTON DE 19805-1265	90.1

94 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	Principal Investors Fund
1-800-222-5852

Fund/Class		Percentage of
Number	Name and Address	Ownership

4845	DCGT AS TTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP QUALI FIED PRIN ADVTG OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50309-2732	99.2
PIF – SAM Conservative Balanced Portfolio
4867	DCGT AS TTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP QUALI FIED PRIN ADVTG OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50309-2732	98.3
4849	DCGT AS TTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP QUALI FIED PRIN ADVTG OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50309-2732	82.7
4869	DCGT AS TTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP QUALI FIED PRIN ADVTG OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50309-2732	82.6
4549	PRINCIPAL LIFE INSURANCE CO CUST IRA OF THOMAS SHEEDY 2712 FLORENCE PL SACRAMENTO CA 95818-3123	5.4
4549	PRINCIPAL LIFE INSURANCE CO CUST IRA CHAD A PHILLIPS 10911 FM 523 RD ANGLETON TX 77515-8637	5.8
4549	PRINCIPAL LIFE INSURANCE CO CUST IRA R/O PAUL P FINAZZO 212 ALBATROSS WAY KISSIMMEE FL 34758-2101	8.0
4549	PRINCIPAL LIFE INSURANCE CO CUST IRA R/O BOB SCHWEIKHARDT 7906 WILTSE CT FONTANA CA 92336-3937	6.0
4657	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL FINANCIAL GROUP OMNIB US WRAPPED ATTN NPIO TRADE DESK 711 HIGH STREET T-008-E20 DES MOINES IA 50392-9992	99.5
4868	PRINCIPAL TRUST COMPANY FBO SUPP THRIFT PLAN OF FHBL OF PITTSBURGH ATTN SUSAN SAGGIONE 1013 CENTRE RD WILMINGTON DE 19805-1265	23.5
4868	PRINCIPAL TRUST COMPANY FBO SAN ANTONIO FED CU SECOND SERP ATTN SUSAN SAGGIONE 1013 CENTRE RD WILMINGTON DE 19805-1265	63.2

Principal Investors Fund	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES 95
www.Principal.com

Fund/Class		Percentage of
Number	Name and Address	Ownership

4866	DCGT AS TTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP QUALI FIED PRIN ADVTG OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50309-2732	34.1
4866	BANK OF IRELAND US GROUP FBO LT INCENTIVE PLAN OF BANK OF IREELAND ATTN DIANE MORRISON 282 ROUTE 101 LIBERTY PARK #15 AMHERST NH 03031	65.3
PIF – SAM Conservative Growth Portfolio
4897	DCGT AS TTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP QUALIFIED PRIN ADVTG OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50309-2732	98.8
4895	DCGT AS TTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP QUALIFIED PRIN ADVTG OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50309-2732	98.0
4899	DCGT AS TTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP QUALIFIED PRIN ADVTG OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50309-2732	76.9
4899	ORANGEWOOD CHILDRENS FOUNDATION FBO EXEC 457B OF ORANGEWOOD CHILD FDN ATTN JAMI SMITH 1575 E 17TH ST SANTA ANA CA 92705-8506	14.9
4799	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL FINANCIAL GROUP OMNIB US WRAPPED ATTN NPIO TRADE DESK 711 HIGH STREET T-008-E20 DES MOINES IA 50392-9992	99.9
4898	AMT- THE ASSOCIATION OF MANUFACTURI FBO 457B AND 457F PLANS ATTN LINDA MONTFORT 7901 WESTPARK DR MCLEAN VA 22102-4206	10.8
4898	PRINCIPAL TRUST COMPANY FBO SAN ANTONIO FED CU SECOND SERP ATTN SUSAN SAGGIONE 1013 CENTRE RD WILMINGTON DE 19805-1265	54.1
4896	DCGT AS TTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP QUALIFIED PRIN ADVTG OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50309-2732	99.6

96 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	Principal Investors Fund
1-800-222-5852

Fund/Class		Percentage of
Number	Name and Address	Ownership

PIF – SAM Flexible Income Portfolio
4916	DCGT AS TTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP QUALIFIED PRIN ADVTG OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50309-2732	96.9
4908	DCGT AS TTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP QUALIFIED PRIN ADVTG OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50309-2732	90.0
4918	DCGT AS TTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP QUALIFIED PRIN ADVTG OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50309-2732	42.2
4552	PRINCIPAL LIFE INSURANCE CO CUST IRA OF THOMAS F WAGNER 320 ELBRIDGE AVE COVERDALE CA 93425	18.6
4552	PRINCIPAL LIFE INSURANCE CO CUST CONDUIT IRA OF TOM YIH KANG 12545 NORTHAMPTON CT SARATOGA CA 95070-4004	6.7
4552	PRINCIPAL LIFE INSURANCE CO CUST IRA OF PENNEY HERREL-MCCORMICK 3465 ROUTE 55 PAWLING NY 12564-2238	6.0
4552	PRINCIPAL LIFE INSURANCE CO CUST IRA OF JOSEPH PRICHARD 4228 CALIFORNIA AVE CARMICHAEL CA 95608-2455	8.1
4552	PRINCIPAL LIFE INSURANCE CO CUST IRA OF ELLEN M VILLANUEVA 5889 CHANDONNET DR MUSKEGON MI 49444-7805	8.2
4552	PRINCIPAL LIFE INS CO CUST IRA OF KRISTINA GOODRICH 141 PEYTON RD STERLING VA 20165-5605	9.1
4552	ERIC A APEL 3126 MANZANITA CT RICHMOND CA 94806-5733	5.8
4806	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	6.2
4806	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	40.0
4806	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL FINANCIAL GROUP OMNIB US WRAPPED ATTN NPIO TRADE DESK 711 HIGH STREET T-008-E20 DES MOINES IA 50392-9992	49.0

Principal Investors Fund	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES 97
www.Principal.com

Fund/Class		Percentage of
Number	Name and Address	Ownership

4917	PRINCIPAL TRUST COMPANY FBO SUPP THRIFT PLAN OF FHBL OF PITTSBURGH ATTN SUSAN SAGGIONE 1013 CENTRE RD WILMINGTON DE 19805-1265	37.5
4917	PRINCIPAL TRUST COMPANY FBO SAN ANTONIO FED CU SECOND SERP ATTN SUSAN SAGGIONE 1013 CENTRE RD WILMINGTON DE 19805-1265	51.7
4909	DCGT AS TTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP QUALIFIED PRIN ADVTG OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50309-2732	96.6
PIF – SAM Strategic Growth Portfolio
4946	DCGT AS TTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP QUALIFIED PRIN ADVTG OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50309-2732	98.2
4919	DCGT AS TTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP QUALIFIED PRIN ADVTG OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50309-2732	87.2
4948	DCGT AS TTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP QUALIFIED PRIN ADVTG OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50309-2732	97.0
4805	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL FINANCIAL GROUP OMNIB US WRAPPED ATTN NPIO TRADE DESK 711 HIGH STREET T-008-E20 DES MOINES IA 50392-9992	99.1
4947	PRINCIPAL TRUST COMPANY FBO SUPP THRIFT PLAN OF FHBL OF PITTSBURGH ATTN SUSAN SAGGIONE 1013 CENTRE RD WILMINGTON DE 19805-1265	44.5
4947	PRINCIPAL TRUST COMPANY FBO SAN ANTONIO FED CU SECOND SERP ATTN SUSAN SAGGIONE 1013 CENTRE RD WILMINGTON DE 19805-1265	33.5
4945	DCGT AS TTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP QUALIFIED PRIN ADVTG OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50309-2732	99.1

98 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	Principal Investors Fund
1-800-222-5852

Fund/Class		Percentage of
Number	Name and Address	Ownership

PIF – Short-Term Bond Fund
4642	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN: RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	11.2
4642	TRUSTAR FBO THE CHURCH OF GOD ATTN NPIO TRADE DESK P.O. BOX 8963 WILMINGTON DE 19899-8963	85.7
4640	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN: RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	100.0
4615	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS 711 HIGH STREET DES MOINES, IA 50303	96.9
4456	PRINCIPAL LIFE INSURANCE CO CUST IRA RONALD D MOON 2171 BELMONT DR ANCHORAGE AK 99517-1353	11.0
4643	PRINCIPAL TRUST COMPANY TTEE FBO LION APPAREL ,NQ DEF COMP PL ATTN: SUSAN SAGGIONE 1013 CENTRE RD WILMINGTON, DE 19805-1265	6.1
4643	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN: RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	79.9
4643	PRINCIPAL TRUST COMPANY FBO GEISINGER SYS SVC SEVERANCE PL N ATTN SUSAN SAGGIONE 1013 CENTRE RD WILMINGTON, DE 19805	5.7
4641	DCGT AS TTEE AND/OR CUST FBO CAPITAL CORP OF THE WEST 401 K PLAN ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50309-2732	58.4
4641	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	10.2

Principal Investors Fund	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES 99
www.Principal.com

Fund/Class		Percentage of
Number	Name and Address	Ownership

4641	DCGT as TTEE and/or CUST FBO Principal Financial Group Quali fied FIA Omnibus ATTN NPIO TRADE DESK 711 High Street Des Moines, IA 50303	31.4
PIF – Short-Term Income Fund
4184	LYONS TOWNSHIP SCHOOLS ATTN ROBERT G HEALY SCHOOL TREASURER 930 BARNSDALE RD LA GRANGE PK IL 60526-1604	6.9
4484	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	5.8
4588	SAM BALANCED PORTFOLIO PIF ATTN MUTUAL FUND ACCOUNTING -H221 711 HIGH ST DES MOINES IA 50392-0001	49.2
4588	SAM CONS BALANCED PORTFOLIO PIF ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	10.0
4588	SAM CONS GROWTH PORTFOLIO PIF ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	14.9
4588	SAM FLEXIBLE INCOME PORTFOLIO PIF ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	20.6
4588	SAM STRATEGIC GROWTH PORTFOLIO PIF ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	5.2
PIF – SmallCap Blend Fund
4942	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	88.8
4940	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	100.0
4686	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS 711 HIGH STREET DES MOINES, IA 50303	100.0

100 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	Principal Investors Fund
1-800-222-5852

Fund/Class		Percentage of
Number	Name and Address	Ownership

4488	PRINCIPAL LIFE INSURANCE CO CUST IRA OF GARY D STROUP 840 CORTEZ ST DENVER CO 80221-3561	5.4
4944	THE PRINCIPAL TRUST FOR POST- RETIREMENT MEDICAL BENEFITS 61022 ATTN STEPHANIE HUFFMAN S-001-S60 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	12.2
4944	PRINCIPAL TRUST FOR LIFE INS BENEFITS FOR EE’S 61006 ATTN STEPHANIE HUFFMAN S-001-S60 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	6.8
4944	PRINCIPAL TRUST FOR HEALTH BENEFITS FOR IND FIELD 61009 ATTN STEPHANIE HUFFMAN S-001-S60 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	10.5
4944	THE PRINCIPAL TRUST FOR POST- RETIREMENT MEDICAL BENEFITS 61021 ATTN STEPHANIE HUFFMAN S-001-S60 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	62.6
4943	BANKERS TRUST COMPANY FBO NQ EXCESS PLAN OF DENKOR ATTN: DEBBIE WILLIAMS 453 7TH ST DES MOINES IA 50309-4110	6.2
4943	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	58.4
4943	Principal Trust Company FBO Exec NQ Excess of Keller Founda tion Attn: Susan Saggione 1013 Centre Rd Wilmington DE 19805	6.8
4941	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	100.0
PIF – SmallCap Growth Fund
4952	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	97.9
4950	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	100.0

Principal Investors Fund	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES 101
www.Principal.com

Fund/Class		Percentage of
Number	Name and Address	Ownership

4687	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS 711 HIGH STREET DES MOINES, IA 50303	94.3
4175	NFS LLC FEBO FIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS (401K) FINOPS-IC FUNDS 100 MAGELLAN WAY KW1C COVINGTON KY 41015-1987	52.0
4475	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	7.0
4475	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 3RD FL JACKSONVILLE FL 32246-6484	6.9
4954	SAM BALANCED PORTFOLIO PIF ATTN MUTUAL FUND ACCOUNTING -H221 711 HIGH ST DES MOINES IA 50392-0001	30.4
4954	SAM CONS GROWTH PORTFOLIO PIF ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	33.7
4954	SAM STRATEGIC GROWTH PORTFOLIO PIF ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	23.2
4953	GE CAPITAL REAL ESTATE FBO GE CAP REAL ESTATE SAVINGS PLAN ATTN NANCY LANHAM 16479 DALLAS PKWY STE 500 ADDISON TX 75001-6852	6.7
4953	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	92.7
4951	DCGT as TTEE and/or CUST FBO Various Qualifed Plans ATTN NPIO TRADE DESK 711 High Street Des Moines, IA 50303	100.0
PIF – SmallCap S&P 600 Index Fund
4962	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	95.2
4960	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	97.7

102 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	Principal Investors Fund
1-800-222-5852

Fund/Class		Percentage of
Number	Name and Address	Ownership

4688	ATTN NPIO TRADE DESK DCGT AS TTEE AND/OR CUST FBO SHEET METAL WORKERS LOCAL UNION 20 PENSION 711 HIGH ST DES MOINES IA 50309-2732	12.5
4688	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS 711 HIGH STREET DES MOINES, IA 50303	86.4
4964	LIFETIME 2010 FUND ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	18.3
4964	LIFETIME 2020 FUND ATTN MUTUAL FUND ACCOUNTING- H221 711 HIGH ST DES MOINES IA 50392-0001	33.5
4964	LIFETIME 2040 FUND ATTN MUTUAL FUND ACCOUNTING- H221 711 HIGH ST DES MOINES IA 50392-0001	9.0
4964	LIFETIME 2030 FUND ATTN MUTUAL FUND ACCOUNTING- H221 711 HIGH ST DES MOINES IA 50392-0001	18.2
4963	DELAWARE CHARTER GUAR & TRUST FBO PRINCIPAL FINANCIAL GROUP ATTN: RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	7.0
4963	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	86.7
4961	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	98.6
PIF – SmallCap Value Fund
4972	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	96.2
4970	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	99.9

Principal Investors Fund	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES 103
www.Principal.com

Fund/Class		Percentage of
Number	Name and Address	Ownership

4689	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS 711 HIGH STREET DES MOINES, IA 50303	96.3
4491	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 3RD FL JACKSONVILLE FL 32246-6484	15.7
4974	LIFETIME 2010 FUND ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	7.0
4974	LIFETIME 2020 FUND ATTN MUTUAL FUND ACCOUNTING- H221 711 HIGH ST DES MOINES IA 50392-0001	17.9
4974	LIFETIME 2040 FUND ATTN MUTUAL FUND ACCOUNTING- H221 711 HIGH ST DES MOINES IA 50392-0001	6.9
4974	LIFETIME 2030 FUND ATTN MUTUAL FUND ACCOUNTING- H221 711 HIGH ST DES MOINES IA 50392-0001	13.1
4974	SAM BALANCED PORTFOLIO PIF ATTN MUTUAL FUND ACCOUNTING -H221 711 HIGH ST DES MOINES IA 50392-0001	12.7
4974	SAM CONS GROWTH PORTFOLIO PIF ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	16.0
4974	SAM STRATEGIC GROWTH PORTFOLIO PIF ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	13.3
4973	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	88.3
4971	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	99.9

104 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	Principal Investors Fund
1-800-222-5852

Fund/Class		Percentage of
Number	Name and Address	Ownership

PIF – Tax-Exempt Bond Fund I
4406	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	5.8
4406	MG TRUST COMPANY CUST FBO STEPHEN C DOMBROVSKI SOLO K 700 17TH ST STE 300 DENVER CO 80202-3531	7.3
4406	LPL FINANCIAL SERVICES A/C 1089-6851 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	13.6
PIF – Ultra Short Bond Fund
4987	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	97.8
4985	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	99.6
4102	WELLS FARGO INVESTMENTS LLC A/C 3943-2331 625 MARQUETTE AVE S 13TH FLOOR MINNEAPOLIS MN 55402-2308	5.0
4402	BENNETT B STRAHAN 6131 FALLS OF NEUSE RD STE 300 RALEIGH NC 27609-3518	5.2
4402	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 3RD FL JACKSONVILLE FL 32246-6484	33.8
4402	MARLENE J FINDLAY 450 N KROCKS RD UNIT 346 ALLENTOWN PA 18106-8919	5.6
4990	LIFETIME 2010 FUND ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	44.1
4990	LIFETIME STRATEGIC INCOME FUND ATTN MUTUAL FUND ACCOUNTING- H221 711 HIGH ST DES MOINES IA 50392-0001	50.5
4988	H&R BLOCK FINANCIAL ADVISORS A/C 7073-6099 THE DIME BUILDING 719 GRISWOLD ST STE 1700 DETROIT MI 48226-3318	5.2

Principal Investors Fund	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES 105
www.Principal.com

Fund/Class		Percentage of
Number	Name and Address	Ownership

4988	DELAWARE CHARTER GUARANTEE & TRUS FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	94.8
PIF – West Coast Equity Fund
4198	NFS LLC FEBO FIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS (401K) FINOPS-IC FUNDS 100 MAGELLAN WAY KW1C COVINGTON KY 41015-1987	30.7
4808	SAM BALANCED PORTFOLIO PIF ATTN MUTUAL FUND ACCOUNTING -H221 711 HIGH ST DES MOINES IA 50392-0001	31.1
4808	SAM CONS GROWTH PORTFOLIO PIF ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	36.5
4808	SAM STRATEGIC GROWTH PORTFOLIO PIF ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	28.0

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisors
The Manager of the Fund is Principal Management Corporation (“Principal”), a wholly owned subsidiary of Principal Financial Services, Inc. Principal is an affiliate of Principal Life. The address of Principal is the Principal Financial Group, Des Moines, Iowa 50392. Principal was organized on January 10, 1969, and since that time has managed various mutual funds sponsored by Principal Life.

Principal has executed agreements with various Sub-Advisors. Under those Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of Principal to provide investment advisory services for a specific Fund. For these services, each Sub-Advisor is paid a fee by Principal.

Fund(s):	Partners LargeCap Value and Partners SmallCap Growth I
Sub-Advisor:	AllianceBernstein L.P. (“AllianceBernstein”). AllianceBernstein is located at 1345 Avenue of the Americas, New York, NY 10105.

Fund(s):	Partners LargeCap Growth II and Partners LargeCap Value II
Sub-Advisor:	American Century Investment Management, Inc. (“American Century”) was founded in 1958. Its office is located in the American Century Tower at 4500 Main Street, Kansas City, MO 64111.

Fund(s):	Partners SmallCap Value
Sub-Advisor:	Ark Asset Management Co., Inc. (“Ark Asset”) is an independent, 100% employee owned investment management firm. Ark Asset’s offices are located at 125 Broad Street, New York, NY 10004.

106 INVESTMENT ADVISORY AND OTHER SERVICES	Principal Investors Fund
1-800-222-5852

Fund(s):	MidCap Value
Sub-Advisor:	Barrow, Hanley, Mewhinney & Strauss (“BHMS”) is an investment advisory firm that was founded in 1979. It is registered as an investment adviser under the Investment Advisers Act of 1940. BHMS manages investments for institutional investors. It is a wholly owned subsidiary of Old Mutual Asset Managers (US) LLC, which is a wholly owned subsidiary of Old Mutual plc. BHMS’s address is 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201.

Fund(s):	LargeCap Growth, MidCap Growth, and Partners SmallCap Growth III
Sub-Advisor:	Columbus Circle Investors (“CCI”) is an affiliate of PGI and a member of the Principal Financial Group. CCI was founded in 1975. Its address is Metro Center, One Station Place, Stamford, CT 06902.

Fund(s):	Partners SmallCap Value II
Sub-Advisor:	Dimensional Fund Advisors Inc. (“Dimensional”), located at 1299 Ocean Avenue, Santa Monica, CA 90401, is a registered investment advisor.
Sub-Advisor:	Vaughan Nelson Investment Management, LP (“Vaughan Nelson”) is located at 600 Travis Street, Suite 6300, Houston, Texas 77002. Founded in 1970, Vaughan Nelson is a subsidiary of Natixis Global Asset Management, L.P.
Sub-Advisor:	UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), a Delaware corporation located at One North Wacker, Chicago, IL 60606, is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the “Group”) of UBS AG.

Fund(s):	Equity Income I, High Yield II, Income, MidCap Stock, Mortgage Securities, Short-Term Income, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio and West Coast Equity
Sub-Advisor:	Edge Asset Management, Inc. (“Edge”) is an affiliate of Principal and a member of the Principal Financial Group. Edge has been in the business of investment management since 1944. Its address is 601 Union Street, Suite 2200, Seattle, WA 98101-1377.

Fund(s):	Partners SmallCap Growth Fund II
Sub-Advisor:	Emerald Advisers, Inc. (“Emerald”) is a wholly owned subsidiary of Emerald Asset Management. Emerald provides professional investment advisory services to institutional investors, high net worth individuals and the general public. Emerald’s offices are located at 1703 Oregon Pike Road, Suite 101, Lancaster, PA 17601.
Sub-Advisor:	Essex Investment Management Company, LLC (“Essex”) is a Boston-based management firm which specializes in growth equity investments. Essex manages portfolios for corporations, endowments, foundations, municipalities, public funds, Taft-Hartley accounts, and private clients. Essex offers a range of growth equity strategies and employs proprietary fundamental research combined with active portfolio management. Its address is 125 High Street, 29th Floor, Boston, MA 02110.

Fund(s):	Partners LargeCap Blend I and Partners MidCap Value I
Sub-Advisor:	Goldman Sachs Asset Management, L.P. (“GSAM”) has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. GSAM’s principal office is located at 32 Old Slip, New York, NY 10005.

Fund(s):	High Yield, Partners Global Equity and Partners SmallCap Value I
Sub-Advisor:	J.P. Morgan Investment Management Inc. (“J.P. Morgan”), 245 Park Avenue, New York, NY 10167 is an indirect wholly owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), a bank holding company. J.P. Morgan offers a wide range of services to governmental, institutional, corporate, and individual customers and acts as investment advisor to individual and institutional clients.

Principal Investors Fund	INVESTMENT ADVISORY AND OTHER SERVICES 107
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Fund(s):	Partners MidCap Value I and Partners SmallCap Value
Sub-Advisor:	Los Angeles Capital Management and Equity Research, Inc. (“LA Capital”) is an independent, employee-owned firm. It is located at 11150 Santa Monica Boulevard, Los Angeles, CA 90025.

Fund(s):	Partners SmallCap Growth III
Sub-Advisor:	Mazama Capital Management, Inc. (“Mazama”) is an independent employee-owned money management firm specializing in small and mid cap growth investing for institutional clients. The firm is headquartered at One Southwest Columbia Street, Suite 1500, Portland Oregon 97258.

Fund(s):	Partners MidCap Growth I, Partners SmallCap Blend and Partners SmallCap Value I
Sub-Advisor:	Mellon Capital Management Corporation (“Mellon Capital”), 500 Grant Street, Suite 4200, Pittsburgh, PA 15258. Mellon Capital is a wholly owned subsidiary of Mellon Financial Corporation (“Mellon”).

Fund(s):	California Municipal and Tax-Exempt Bond I
Sub-Advisor:	Morgan Stanley Investment Management Inc. d/b/a Van Kampen (”Van Kampen”), 522 Fifth Avenue, New York, NY 10036, acts as sub-advisor to the California Municipal, and Tax-Exempt Bond I Funds. Van Kampen is an indirect wholly owned subsidiary of Morgan Stanley, a publicly held global financial services company. Van Kampen provides investment advice to a wide variety of individual, institutional, and investment company clients.

Fund(s):	Partners MidCap Value
Sub-Advisor:	Neuberger Berman Management, Inc. (“Neuberger Berman”) is an affiliate of Neuberger Berman, LLC. Neuberger Berman, LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. The two firms continue an asset management history that began in 1939. Neuberger Berman is an indirect, wholly owned subsidiary of Lehman Brothers Holdings, Inc. Lehman Brothers is located at 745 Seventh Avenue, New York, NY 10019.
Sub-Advisor:	Jacobs Levy Equity Management, Inc. (“Jacobs Levy”) provides investment advice based upon quantitative equity strategies. The firm focuses on detecting opportunities in the U.S. equity market and attempting to profit from them through engineered, risk-controlled portfolios. Based in Florham Park, New Jersey, Jacobs Levy is focused exclusively on the management of U.S. equity separate accounts for institutional clients. Its address is 100 Campus Drive, Florham Park, NJ 07932-0650.

Fund(s):	Bond & Mortgage Securities, Disciplined LargeCap Blend, Diversified International, Government & High Quality Bond, High Quality Intermediate-Term Bond, Inflation Protection, International Emerging Markets, International Growth, LargeCap S&P 500 Index, LargeCap Value, MidCap Blend, MidCap S&P 400 Index, MidCap Value, Money Market, Principal LifeTime 2010, Principal LifeTime 2015, Principal LifeTime 2020, Principal LifeTime 2025, Principal LifeTime 2030, Principal LifeTime 2035, Principal LifeTime 2040, Principal LifeTime 2045, Principal LifeTime 2050, Principal LifeTime 2055, Principal LifeTime Strategic Income, Short-Term Bond, SmallCap Blend, SmallCap Growth, SmallCap S&P 600 Index, SmallCap Value, and Ultra Short Bond Funds.
Sub-Advisor:	Principal Global Investors, LLC (“PGI”) is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. PGI has been active in retirement plan investing since 1941 and has sub-advised mutual fund assets since 1969. PGI manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. PGI’s headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392. It has other primary asset management offices in New York, London, Sydney and Singapore.

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Fund(s):	High Yield
Sub-Advisor:	J.P. Morgan Investment Management Inc. (“J.P. Morgan”), 245 Park Avenue, New York, NY 10167 is an indirect wholly owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), a bank holding company. J.P. Morgan offers a wide range of services to governmental, institutional, corporate, and individual customers and acts as investment advisor to individual and institutional clients.
Sub-Advisor:	Lehman Brothers Asset Management LLC (“Lehman Brothers”), 190 South LaSalle Street, Chicago, IL 60603, is a wholly-owned subsidiary of Lehman Brothers Holdings, Inc., a publicly-owned holding company. Lehman Brothers offers a wide range of investment advisory services to meet the needs of clients with diverse investment objectives.

Fund(s):	Global Real Estate Securities and Real Estate Securities
Sub-Advisor:	Principal Real Estate Investors, LLC (“Principal - REI”), an indirect wholly owned subsidiary of Principal Life, an affiliate of Principal, and a member of the Principal Financial Group, was founded in 2000. It manages investments for institutional investors, including Principal Life. Principal -REI’s address is 801 Grand Avenue, Des Moines, IA 50392.

Fund(s):	Partners International
Sub-Advisor:	Pyramis Global Advisors, LLC (formerly known as Fidelity Management & Research Company) (“Pyramis”) is the Sub-Advisor. Pyramis’s address is 53 State Street, Boston, MA 02109.

Fund(s):	Preferred Securities
Sub-Advisor:	Spectrum Asset Management, Inc. (“Spectrum”) is an indirect subsidiary of Principal Life, an affiliate of PGI and a member of the Principal Financial Group. Spectrum was founded in 1987. Its address is 4 High Ridge Park, Stamford, CT 06905.

Fund(s):	Partners LargeCap Blend and Partners LargeCap Growth I
Sub-Advisor:	T. Rowe Price Associates, Inc. (“T. Rowe Price”), a wholly owned subsidiary of T. Rowe Price Group, Inc., a financial services holding company, has over 69 years of investment management experience. T. Rowe Price is located at 100 East Pratt Street, Baltimore, MD 21202.

Fund(s):	Partners MidCap Growth
Sub-Advisor:	Turner Investment Partners, Inc. (“Turner”) was founded in 1990. Its address is 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312.

Fund(s):	Partners MidCap Growth II
Sub-Advisor:	Jacobs Levy Equity Management, Inc. (“Jacobs Levy”) provides investment advice based upon quantitative equity strategies. The firm focuses on detecting opportunities in the U.S. equity market and attempting to profit from them through engineered, risk-controlled portfolios. Based in Florham Park, New Jersey, Jacobs Levy is focused exclusively on the management of U.S. equity separate accounts for institutional clients. Its address is 100 Campus Drive, Florham Park, NJ 07932-0650.
Sub-Advisor:	MacKay Shields LLC (“MacKay Shields”) was founded in 1938 as an economic consulting firm and became a registered investment advisor in April 1969. At that time, the firm began managing domestic equity accounts for U.S. tax-exempt clients. MacKay Shields has one office that is located at 9 West 57th Street, New York, NY 10019. All aspects of investment management and client service are conducted from this location.

Fund(s):	Partners LargeCap Value I
Sub-Advisor:	UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), a Delaware corporation located at One North Wacker, Chicago, IL 60606, is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the “Group”) of UBS AG.

Principal Investors Fund	INVESTMENT ADVISORY AND OTHER SERVICES 109
www.Principal.com

The Sub-Sub-Advisors
PGI, has entered into a sub-sub-advisory agreement with Spectrum for the Bond & Mortgage Securities and High Quality Intermediate-Term Bond Funds. Under the agreement, the sub-sub-advisor agrees to manage the day-to-day investment of the Funds’ assets allocated to it consistent with the Funds’ investment objectives, policies and restrictions and will be responsible for, among other things, placing all orders for the purchase and sale of portfolio securities, subject to supervision and monitoring by the Sub-Advisor and oversight by the Board. Each firm, at its own expense, will provide all investment, management, and administrative personnel, facilities, and equipment necessary for the investment advisory services which it conducts for the Funds.

Under the agreement, PGI pays the sub-sub-advisor a fee which is accrued daily and paid monthly (calculated as percentage of the average daily net assets managed by the firm). Entering into these agreements does not change the management fee that the Fund pays Principal under its Management Agreement or the sub-advisory fee that Principal pays PGI under its sub-advisory agreement. PGI, and not the Fund, will bear the expenses of the services that each of the sub-sub-advisors provides to the Fund under the agreements.

PGI is the sub-advisor for the Bond & Mortgage Securities Fund. Day-to-day management decisions concerning a portion of the Bond & Mortgage Securities Fund’s portfolio are made by Spectrum Asset Management, Inc. (“Spectrum”), which serves as sub-sub-advisor. Similar day-to-day management decisions concerning a portion of the High Quality Intermediate-Term Bond Fund’s portfolio are made by Spectrum.

Each of the persons affiliated with the Fund who is also an affiliated person of Principal or PGI is named below, together with the capacities in which such person is affiliated:

Name	Office Held With The Fund	Office Held With Principal/PGI
Craig L Bassett	Treasurer	Treasurer (Principal); Vice President and Treasurer (PGI)
Michael J. Beer	Executive Vice President and Chief Financial Officer	Director, Executive Vice President and Chief Operating Officer (Principal) Mutual Funds
Randy L. Bergstrom	Assistant Tax Counsel	Counsel (PGI)
David J. Brown	Chief Compliance Officer	Officer Senior Vice President (Principal)
Jill R. Brown	Senior Vice President	Senior Vice President (Principal)
Ralph C. Eucher	Director, President and CEO	Director and President (Principal)
Stephen G. Gallaher	Assistant Counsel	2nd Vice President and Assistant General Counsel (Principal)
Ernest H. Gillum	Vice President and Assistant Secretary	Vice President and Chief Compliance Officer (Principal)
Patrick A. Kirchner	Assistant Counsel	Counsel (Principal); Counsel (PGI)
Carolyn Kolks	Assistant Tax Counsel	Counsel (PGI)
Sarah J. Pitts	Assistant Counsel	Counsel (Principal)
Layne A. Rasmussen	Vice President and Controller	Vice President and Controller (Principal) Mutual Funds
Michael D Roughton	Counsel	Senior Vice President and Counsel (Principal); Vice President and Assosciate General Counsel (PGI)
Adam U. Shaikh	Assistant Counsel	Counsel (Principal)
Dan L. Westholm	Assistant Treasurer	Director - Treasury (Principal)
Beth C. Wilson	Vice President and Secretary	Vice President (Principal)
Larry D. Zimpleman	Director and Chairman of the Board	Director and Chairman of the Board (Principal); Director (PGI)

Codes of Ethics
The Fund, Principal, each of the Sub-Advisors, the Distributor and Princor have adopted Codes of Ethics (“Codes”) under Rule 17j-1 of the 1940 Act. Principal has also adopted such a Code under Rule 204A-1 of the Investment Advisers Act of 1940. These Codes are designed to prevent persons with access to information regarding the portfolio trading activity of a Fund from using that information for their personal benefit. In certain circumstances, personal

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securities trading is permitted in accordance with procedures established by the Codes. The Boards of Directors of Principal, the Fund, the Distributor, Princor and each of the Sub-Advisors periodically review their respective Codes. The Codes are on file with, and available from, the Securities and Exchange Commission. A copy of the Fund’s Code will also be provided upon request, which may be made by contacting the Fund.

Fees Paid to the Manager
Principal is paid a fee by each Fund for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Fund (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2007 was:

Bond & Mortgage Securities Fund	0.52%
California Municipal Fund	0.50
Disciplined LargeCap Blend Fund	0.56
Diversified International Fund	0.87
Equity Income Fund I	0.51
Global Real Estate Securities Fund	0	.90(1)
Government & High Quality Bond Fund	0.40
High Quality Intermediate-Term Bond Fund	0.40
High Yield Fund	0.65
High Yield Fund II	0.52
Income Fund	0.50
Inflation Protection Fund	0.40
International Emerging Markets Fund	1.19
International Growth Fund	0.97
LargeCap Growth Fund	0	.60(3)
LargeCap S&P 500 Index Fund	0.15
LargeCap Value Fund	0.44
MidCap Blend Fund	0.64
MidCap Growth Fund	0.65
MidCap S&P 400 Index Fund	0.15
MidCap Stock Fund	0.75
MidCap Value Fund	0.65
Money Market Fund	0.38
Mortgage Securities Fund	0.50
Partners Global Equity Fund	0.95
Partners International Fund	1.08
Partners LargeCap Blend Fund	0.74
Partners LargeCap Blend Fund I	0.44
Partners LargeCap Growth Fund I	0.73
Partners LargeCap Growth Fund II	0	.99(2)
Partners LargeCap Value Fund	0.76
Partners LargeCap Value Fund I	0.79
Partners LargeCap Value Fund II	0.85
Partners MidCap Growth Fund	1	.00(2)
Partners MidCap Growth Fund I	1.00
Partners MidCap Growth Fund II	1.00
Partners MidCap Value Fund	0.99%
Partners MidCap Value Fund I	0.99
Partners SmallCap Blend Fund	1.00
Partners SmallCap Growth Fund I	1.10
Partners SmallCap Growth Fund II	0.99
Partners SmallCap Growth Fund III	1.10
Partners SmallCap Value Fund	1.00
Partners SmallCap Value Fund I	1.00
Partners SmallCap Value Fund II	1.00
Preferred Securities Fund	0.74
Principal LifeTime 2010 Fund	0.1225
Principal LifeTime 2015 Fund		N/A(4)
Principal LifeTime 2020 Fund	0.1225
Principal LifeTime 2025 Fund		N/A(4)
Principal LifeTime 2030 Fund	0.1225
Principal LifeTime 2035 Fund		N/A(4)
Principal LifeTime 2040 Fund	0.1225
Principal LifeTime 2045 Fund		N/A(4)
Principal LifeTime 2050 Fund	0.1225
Principal LifeTime 2055 Fund		N/A(4)
Principal LifeTime Strategic Income Fund	0.1225
Real Estate Securities Fund	0.83
SAM Balanced Portfolio	0.31
SAM Conservative Balanced Portfolio	0.31
SAM Conservative Growth Portfolio	0.31
SAM Flexible Income Portfolio	0.31
SAM Strategic Growth Portfolio	0.31
Short-Term Bond Fund	0.40
Short-Term Income Fund	0.49
SmallCap Blend Fund	0.75
SmallCap Growth Fund	0.75
SmallCap S&P 600 Index Fund	0.15
SmallCap Value Fund	0.75
Tax-Exempt Bond Fund I	0.50
Ultra Short Bond Fund	0.40
West Coast Equity Fund	0.48

(1)	Period from October 1, 2007 (date operations commenced) through October 31, 2007.

(2)	Effective October 31, 2007, the Fund’s management fees were decreased.

(3)	Effective January 16, 2007, the Fund’s management fees were increased.

(4)	Each of the Funds in the table below pays a fee to Principal (as a percentage of the average daily net assets) as shown.

	First $3	Over $3
Fund	billion	billion
Principal LifeTime 2015 Fund	0.1225%	0.1125%
Principal LifeTime 2025 Fund	0.1225	0.1125
Principal LifeTime 2035 Fund	0.1225	0.1125
Principal LifeTime 2045 Fund	0.1225	0.1125
Principal LifeTime 2055 Fund	0.1225	0.1125

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www.Principal.com

The management fee schedules for the Funds are as follows:

	First $500	Next $500	Next $500	Over $1.5
Fund	million	million	million	billion
Disciplined LargeCap Blend	0.60%	0.58%	0.56%	0.55%
Global Real Estate Securities	0.90	0.88	0.86	0.85
Government & High Quality Bond	0.40	0.38	0.36	0.35
High Quality Intermediate-Term Bond	0.40	0.38	0.36	0.35
High Yield	0.65	0.63	0.61	0.60
Inflation Protection	0.40	0.38	0.36	0.35
International Emerging Markets	1.20	1.18	1.16	1.15
International Growth	1.00	0.98	0.96	0.95
LargeCap S&P 500 Index	0.15	0.15	0.15	0.15
LargeCap Value	0.45	0.43	0.41	0.40
MidCap Blend	0.65	0.63	0.61	0.60
MidCap Growth	0.65	0.63	0.61	0.60
MidCap S&P 400 Index	0.15	0.15	0.15	0.15
MidCap Value	0.65	0.63	0.61	0.60
Partners Global Equity	0.95	0.93	0.91	0.90
Partners International	1.10	1.08	1.06	1.05
Partners LargeCap Blend	0.75	0.73	0.71	0.70
Partners LargeCap Blend I	0.45	0.43	0.41	0.40
Partners LargeCap Growth I	0.75	0.73	0.71	0.70
Partners LargeCap Growth II	0.95	0.93	0.91	0.90
Partners LargeCap Value I	0.80	0.78	0.76	0.75
Partners LargeCap Value II	0.85	0.83	0.81	0.80
Partners MidCap Growth	1.00	0.96	0.94	0.92
Partners MidCap Growth I	1.00	0.98	0.96	0.95
Partners MidCap Growth II	1.00	0.98	0.96	0.95
Partners MidCap Value	1.00	0.98	0.96	0.95
Partners MidCap Value I	1.00	0.98	0.96	0.95
Partners SmallCap Blend	1.00	0.98	0.96	0.95
Partners SmallCap Growth I	1.10	1.08	1.06	1.05
Partners SmallCap Growth II	1.00	0.98	0.96	0.95
Partners SmallCap Growth III	1.10	1.08	1.06	1.05
Partners SmallCap Value	1.00	0.98	0.96	0.95
Partners SmallCap Value I	1.00	0.98	0.96	0.95
Partners SmallCap Value II	1.00	0.98	0.96	0.95
Preferred Securities	0.75	0.73	0.71	0.70
Real Estate Securities	0.85	0.83	0.81	0.80
Short-Term Bond	0.40	0.38	0.36	0.35
SmallCap Blend	0.75	0.73	0.71	0.70
SmallCap Growth	0.75	0.73	0.71	0.70
SmallCap S&P 600 Index	0.15	0.15	0.15	0.15
SmallCap Value	0.75	0.73	0.71	0.70
Tax-Exempt Bond I	0.50	0.48	0.46	0.45
Ultra Short Bond	0.40	0.39	0.38	0.37

	First $3	Over $3
Fund	billion	billion
Principal LifeTime 2010	0.1225%	0.1125%
Principal LifeTime 2015	0.1225	0.1125
Principal LifeTime 2020	0.1225	0.1125
Principal LifeTime 2025	0.1225	0.1125
Principal LifeTime 2030	0.1225	0.1125
Principal LifeTime 2035	0.1225	0.1125
Principal LifeTime 2040	0.1225	0.1125
Principal LifeTime 2045	0.1225	0.1125
Principal LifeTime 2050	0.1225	0.1125
Principal LifeTime 2055	0.1225	0.1125
Principal LifeTime Strategic Income	0.1225	0.1125

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	First $500	Next $500	Next $500	Next $500	Next $1	Over $3
Fund	million	million	million	million	billion	billion
Bond & Mortgage Securities	0.55%	0.53%	0.51%	0.50%	0.48%	0.45%
Diversified International	0.90	0.88	0.86	0.85	0.83	0.80
Money Market	0.40	0.39	0.38	0.37	0.36	0.35
Partners LargeCap Value	0.80	0.78	0.76	0.75	0.73	0.70

	First $500	Next $500	Next $1	Next $1	Over $3
Fund	million	million	billion	billion	billion
LargeCap Growth	0.68%	0.65%	0.62%	0.58%	0.55%

	First $1.0	Over $1.0
Fund	billion	billion
California Municipal	0.50%	0.45%

	First $250	Next $250	Over $500
Fund	million	million	million
Equity Income I	0.60%	0.55%	0.50%

	First $250	Over $250
Fund	million	million
High Yield II	0.625%	0.500%

	First $2	Over $2
Fund	billion	billion
Income	0.50%	0.45%
Mortgage Securities	0.50	0.45

	First $1	Next $1	Next $1	Over $3
Fund	billion	billion	billion	billion
MidCap Stock	0.75%	0.70%	0.65%	0.60%

	First $200	Next $300	Over $500
Fund	million	million	million
Short-Term Income	0.50%	0.45%	0.40%

	First $500	Next $500	Over $1
Fund	million	million	billion
West Coast Equity	0.625%	0.500%	0.375%

	First $500	Next $500	Next $1	Next $1	Next $1	Next $1	Over $5
Fund	million	million	billion	billion	billion	billion	billion
SAM Balanced Portfolio*	0.55%	0.50%	0.45%	0.40%	0.35%	0.30%	0.25%
SAM Conservative Balanced Portfolio*	0.55	0.50	0.45	0.40	0.35	0.30	0.25
SAM Conservative Growth Portfolio*	0.55	0.50	0.45	0.40	0.35	0.30	0.25
SAM Flexible Income Portfolio*	0.55	0.50	0.45	0.40	0.35	0.30	0.25
SAM Strategic Growth Portfolio*	0.55	0.50	0.45	0.40	0.35	0.30	0.25

*	Breakpoints based on aggregate SAM Portfolio net assets

Each Fund pays all of its operating expenses, except those Funds for which Principal has agreed to pay such expenses. Under the terms of the Management Agreement, Principal is responsible for paying the expenses associated with the organization of each Fund, including the expenses incurred in the initial registration of the Funds with the Securities and Exchange Commission, compensation of personnel, officers and directors who are also affiliated with Principal, and expenses and compensation associated with furnishing office space and all necessary office facilities and equipment and personnel necessary to perform the general corporate functions of the Fund. Portfolio accounting services are provided to each Fund at cost, under the terms of the Management Agreement.

Principal Investors Fund	INVESTMENT ADVISORY AND OTHER SERVICES 113
www.Principal.com

Principal Shareholder Services, Inc., a wholly owned subsidiary of Principal, provides transfer agent services for Class A, B, C, J and Institutional Class shares, including qualifying shares of the Fund for sale in states and other jurisdictions, for each Fund pursuant to an additional agreement with the Fund. Principal is also responsible for providing certain shareholder services to the Advisors Select, Advisors Preferred, Advisors Signature, Select, and Preferred share classes pursuant to an additional agreement.

The Manager has contractually agreed to limit the Fund’s expenses (excluding interest the Funds incur in connection with investments they make) on certain share classes of certain of the Funds. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to each respective class on an annualized basis. The operating expense limits and the agreement terms are as follows:

						Institutional
	Class A	Class B	Class C		Class J	Class	Expiration
Bond & Mortgage Securities Fund	0.94%	1.60%	1.75	%*	N/A	N/A	6/30/2009
Disciplined LargeCap Blend Fund	N/A	N/A	1.82		N/A	N/A	2/28/2009
Diversified International Fund	N/A	N/A	2.08		N/A	N/A	2/28/2009
Global Real Estate Securities Fund	1.45	N/A	2.20		N/A	0.95%	2/28/2009
Government & High Quality Bond Fund	N/A	N/A	1.65		N/A	N/A	2/28/2009
Income Fund	0.90	1.64	1.65		N/A	N/A	2/28/2009
Inflation Protection Fund	0.90	N/A	1.65		1.15%	N/A	2/28/2009
International Emerging Markets Fund	N/A	N/A	2.80		N/A	N/A	2/28/2009
International Growth Fund	1.60	N/A	2.35		N/A	N/A	2/28/2009
LargeCap Growth Fund	1.28	2.26	2.03		N/A	N/A	2/28/2009
LargeCap S&P 500 Index Fund	N/A	N/A	1.30		N/A	N/A	2/28/2009
LargeCap Value Fund	N/A	N/A	1.70		N/A	N/A	2/28/2009
MidCap Blend Fund	1.02	1.32	1.95	*	N/A	N/A	6/30/2008
Money Market Fund	N/A	N/A	1.79		N/A	N/A	2/28/2009
Mortgage Securities Fund	0.91	1.65	1.63		N/A	N/A	2/28/2009
Partners LargeCap Blend Fund	N/A	N/A	2.20		N/A	N/A	2/28/2009
Partners LargeCap Blend Fund I	N/A	N/A	1.90		N/A	N/A	2/28/2009
Partners LargeCap Growth Fund I	N/A	N/A	2.20		N/A	N/A	2/28/2009
Partners LargeCap Growth Fund II	1.70	N/A	2.45		1.75	N/A	2/28/2009
Partners LargeCap Value Fund	N/A	N/A	2.25		N/A	N/A	2/28/2009
Partners MidCap Growth Fund	1.75	2.50	2.50		N/A	N/A	2/28/2009
Partners MidCap Growth Fund I	1.75	N/A	2.50		N/A	N/A	2/28/2009
Partners MidCap Value Fund	1.75	2.50	2.50		N/A	N/A	2/28/2009
Partners SmallCap Growth Fund II	1.95	2.70	2.70		N/A	N/A	2/28/2009
Preferred Securities Fund	1.00	N/A	1.75		N/A	N/A	2/28/2009
Principal LifeTime 2010 Fund	0.50	N/A	1.25		N/A	N/A	2/28/2009
Principal LifeTime 2015 Fund	N/A	N/A	N/A		N/A	0.1725	2/28/2009
Principal LifeTime 2020 Fund	0.50	1.25	1.25		N/A	N/A	2/28/2009
Principal LifeTime 2025 Fund	N/A	N/A	N/A		N/A	0.1725	2/28/2009
Principal LifeTime 2030 Fund	0.50	1.25	1.25		N/A	N/A	2/28/2009
Principal LifeTime 2035 Fund	N/A	N/A	N/A		N/A	0.1725	2/28/2009
Principal LifeTime 2040 Fund	0.50	1.25	1.25		N/A	N/A	2/28/2009
Principal LifeTime 2045 Fund	N/A	N/A	N/A		N/A	0.1725	2/28/2009
Principal LifeTime 2050 Fund	0.50	1.25	1.25		N/A	N/A	2/28/2009
Principal LifeTime 2055 Fund	N/A	N/A	N/A		N/A	0.1725	2/28/2009
Principal LifeTime Strategic Income Fund	0.50	1.25	1.25		N/A	N/A	2/28/2009
Real Estate Securities Fund	1.28	2.08	1.98		N/A	N/A	2/28/2009
SAM Balanced Portfolio	N/A	N/A	N/A		0.95	N/A	2/28/2009
SAM Conservative Balanced Portfolio	N/A	N/A	N/A		0.95	N/A	2/28/2009
SAM Conservative Growth Portfolio	N/A	N/A	N/A		0.95	N/A	2/28/2009
SAM Flexible Income Portfolio	N/A	N/A	N/A		0.95	N/A	2/28/2009
SAM Strategic Growth Portfolio	N/A	N/A	N/A		0.95	N/A	2/28/2009
Short-Term Bond Fund	N/A	N/A	1.70		N/A	N/A	2/28/2009
Short-Term Income Fund	0.95	N/A	1.67		N/A	N/A	2/28/2009
SmallCap Blend Fund	N/A	N/A	2.20		N/A	N/A	2/28/2009
SmallCap Growth Fund	N/A	2.57	2.21		N/A	N/A	2/28/2009
SmallCap Value Fund	1.35	2.29	2.08		N/A	N/A	2/28/2009
Tax-Exempt Bond Fund I	0.76	1.15	1.65		N/A	N/A	2/28/2009
Ultra Short Bond Fund	N/A	N/A	1.50		N/A	N/A	2/28/2009

* Expires 2/28/2009

114 INVESTMENT ADVISORY AND OTHER SERVICES	Principal Investors Fund
1-800-222-5852

	Advisors		Advisors
	Preferred	Preferred	Select	Select	Advisors
	Class	Class	Class	Class	Signature Class	Expiration

Principal LifeTime 2015 Fund	0.7425%	0.4325%	0.9225%	0.5525%	1.0525%	2/28/2009
Principal LifeTime 2025 Fund	0.7425	0.4325	0.9225	0.5525	1.0525	2/28/2009
Principal LifeTime 2035 Fund	0.7425	0.4325	0.9225	0.5525	1.0525	2/28/2009
Principal LifeTime 2045 Fund	0.7425	0.4325	0.9225	0.5525	1.0525	2/28/2009
Principal LifeTime 2055 Fund	0.7425	0.4325	0.9225	0.5525	1.0525	2/28/2009

Fees paid for investment management services during the periods indicated were as follows:

	Management Fees
	for Periods Ended October 31
Fund	2007		2006	2005

Bond & Mortgage Securities Fund	$11,828		$8,920	$5,132
California Municipal Fund	1,934		2,007	2,102
Disciplined LargeCap Blend Fund	17,159		5,236	2,485
Diversified International Fund	17,026		5,968	2,284
Equity Income Fund I	22,206		16,718	10,507
Global Real Estate Securities Fund	4	(3)
Government & High Quality Bond Fund	1,519		1,617	917
High Quality Intermediate-Term Bond Fund	643		497	371
High Yield Fund	1,155		545	245	(1)
High Yield Fund II	7,857		4,846	4,228
Income Fund	6,033		6,152	5,931
Inflation Protection Fund	1,355		376	153	(1)
International Emerging Markets Fund	10,244		2,932	1,077
International Growth Fund	17,585		9,967	5,445
LargeCap Growth Fund	19,226		4,311	1,767
LargeCap S&P 500 Index Fund	1,588		1,241	949
LargeCap Value Fund	3,539		2,853	1,282
MidCap Blend Fund	5,662		4,991	2,079
MidCap Growth Fund	227		175	124
MidCap S&P 400 Index Fund	311		208	121
MidCap Stock Fund	7,000		6,864	6,140
MidCap Value Fund	981		851	655
Money Market Fund	7,761		2,598	1,601
Mortgage Securities Fund	8,378		8,890	8,599
Partners Global Equity Fund	320		199	69	(2)
Partners International Fund	16,318		7,962	4,289
Partners LargeCap Blend Fund	7,589		6,464	5,180
Partners LargeCap Blend Fund I	3,051		958	409
Partners LargeCap Growth Fund I	11,086		7,298	6,070
Partners LargeCap Growth Fund II	7,650		8,533	5,283
Partners LargeCap Value Fund	20,707		16,315	12,193
Partners LargeCap Value Fund I	6,816		3,271	1,151
Partners LargeCap Value Fund II	2,168		1,812	896	(1)
Partners MidCap Growth Fund	5,769		4,511	1,616
Partners MidCap Growth Fund I	2,884		2,750	2,011
Partners MidCap Growth Fund II	5,880		5,490	2,330	(1)
Partners MidCap Value Fund	7,552		6,294	4,369
Partners MidCap Value Fund I	9,572		6,531	4,267
Partners SmallCap Blend Fund	2,039		2,430	2,040
Partners SmallCap Growth Fund I	1,692		1,303	1,142
Partners SmallCap Growth Fund II	6,638		5,836	3,800
Partners SmallCap Growth Fund III	3,237		2,123	764
Partners SmallCap Value Fund	2,532		3,085	3,095
Partners SmallCap Value Fund I	4,891		3,377	1,934
Partners SmallCap Value Fund II	4,007		3,353	1,472
Preferred Securities Fund	4,970		3,696	2,067
Principal LifeTime 2010 Fund	1,757		1,004	549
Principal LifeTime 2020 Fund	3,388		1,781	861
Principal LifeTime 2030 Fund	2,855		1,469	728
Principal LifeTime 2040 Fund	1,385		649	293

Principal Investors Fund	INVESTMENT ADVISORY AND OTHER SERVICES 115
www.Principal.com

	Management Fees
	for Periods Ended October 31
Fund	2007	2006	2005

Principal LifeTime 2050 Fund	592	304	132
Principal LifeTime Strategic Income Fund	614	419	265
Real Estate Securities Fund	13,650	8,663	4,925
SAM Balanced Portfolio	14,834	14,339	22,943
SAM Conservative Balanced Portfolio	2,020	2,021	3,474
SAM Conservative Growth Portfolio	12,204	11,566	18,482
SAM Flexible Income Portfolio	2,560	2,937	6,145
SAM Strategic Growth Portfolio	7,575	6,956	11,040
Short-Term Bond Fund	1,015	793	394
Short-Term Income Fund	1,104	1,247	1,318
SmallCap Blend Fund	2,637	2,376	1,294
SmallCap Growth Fund	2,801	298	221
SmallCap S&P 600 Index Fund	656	510	310
SmallCap Value Fund	3,802	1,237	654
Tax-Exempt Bond Fund I	1,465	992	1,086
Ultra Short Bond Fund	876	856	324
West Coast Equity Fund	8,844	8,647	7,293

(1)	Period from December 29, 2004 (date operations commenced) through October 31, 2005.

(2)	Period from March 1, 2005 (date operations commenced) through October 31, 2005.

(3)	Period from October 1, 2007 (date operations commenced) through October 31, 2007.

116 INVESTMENT ADVISORY AND OTHER SERVICES	Principal Investors Fund
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Sub-Advisory Agreements for the Funds

Funds for which Principal Global Investors, LLC (“PGI”) serves as Sub-Advisor. PGI is Sub-Advisor for each Fund identified below in Tables A, B, and C. The Manager pays PGI a fee, computed and paid monthly, at an annual rate as shown below.

To calculate the fee for a Fund in Table A, assets of the Fund, along with the assets of all other Funds in Table A, are combined with any:

•	Principal Life non-registered separate account sub-advised by PGI with assets invested primarily in fixed-income securities (except money market separate accounts),
•	Principal Life sponsored mutual fund sub-advised by PGI with assets invested primarily in fixed-income securities (except money market mutual funds), and
•	assets of the Principal Variable Contracts Fund, Inc. - Balanced Account.

To calculate the fee for a Fund in Table B, the assets of the Fund are combined with assets sub-advised by PGI with the same investment mandate (e.g., midcap value) in

a)	Principal Life non-registered separate account sub-advised by PGI and
b)	Principal Life sponsored mutual fund sub-advised by PGI.

PGI Sub-Advised Funds
	Table A
	Net Asset Value of Fund
	First	Next	Next	Over
Fund	$5 billion	$1 billion	$4 billion	$10 billion
Bond & Mortgage Securities, Government & High Quality Bond, High Quality Intermediate-Term Bond, Inflation Protection, Short-Term Bond, and Ultra Short Bond	0.1126%	0.0979%	0.0930%	0.0881%

	Table B
	Net Asset Value of Fund
	First	Next	Next	Next	Next	Next	Over
Fund	$50 million	$50 million	$100 million	$200 million	$350 million	$750 million	$1.5 billion
Disciplined LargeCap Blend, and LargeCap Value	0.2643%	0.2448%	0.2154%	0.1762%	0.1273%	0.0881%	0.0587%
Diversified International and International Growth	0.3427	0.2741	0.1958	0.1566	0.1175	0.0979	0.0783

	First	Next	Next	Next	Next	Next	Over
	$25 million	$75 million	$100 million	$300 million	$500 million	$500 million	$1.5 billion
MidCap Blend and MidCap Value (PGI)	0.3916%	0.3133%	0.2643%	0.2252%	0.1762%	0.1273%	0.0783%
SmallCap Blend, SmallCap Growth and SmallCap Value	0.4699	0.3524	0.2643	0.2448	0.2154	0.1762	0.1175

Table C
Fund	Sub-Advisor Fee as a% of Net Assets
International Emerging Markets	0.4895%
LargeCap S&P 500 Index	0.0147
MidCap S&P 400 Index	0.0147
Money Market	0.0734
Principal LifeTime 2010, 2015, 2020, 2025, 2030, 2035, 2040, 2045, 2050, 2055 and Strategic Income Funds	0.0416
SmallCap S&P 600 Index	0.0147

Principal Investors Fund	INVESTMENT ADVISORY AND OTHER SERVICES 117
www.Principal.com

Funds for which Edge Asset Management, Inc. (“Edge”) serves as Sub-Advisor. Edge is Sub-Advisor for each Fund identified below in Tables A, B, and C. Principal pays Edge a fee, computed and paid monthly, at an annual rate as shown below.

In calculating the fee for a fund included in Table A, assets of all other funds included in Table A as well as assets of any unregistered separate account of Principal Life Insurance Company and any investment company sponsored by Principal Life Insurance Company to which Edge or PGI provides investment advisory services and which invests primarily in fixed-income securities (except money market separate accounts or investment companies), will be combined with the assets of the fund to arrive at net assets.

In calculating the fee for a fund included in Table B, assets of any unregistered separate account of Principal Life Insurance Company and any investment company sponsored by Principal Life Insurance Company to which Edge or PGI provides investment advisory services and which have the same investment mandate (e.g., MidCap Stock) as the fund for which the fee is calculated, will be combined with the assets of the fund to arrive at net assets.

Edge Sub-Advised Funds
	Table A
	Net Asset Value of Fund
	First	Next	Next	Over
Fund	$5 billion	$1 billion	$4 billion	$10 billion
Income, Mortgage Securities and Short-Term Income	0.1126%	0.0979%	0.0930%	0.0881%

	Table B
	Net Asset Value of Fund
	First	Next	Next	Next	Next	Next	Over
Fund	$50 million	$50 million	$100 million	$200 million	$350 million	$750 million	$1.5 billion
Equity Income I	0.2643%	0.2448%	0.2154%	0.1762%	0.1273%	0.0881%	0.0587%

	First	Next	Next	Next	Next	Next	Over
	$25 million	$75 million	$100 million	$300 million	$500 million	$500 million	$1.5 billion
MidCap Stock and West Coast Equity	0.3916%	0.3133%	0.2643%	0.2252%	0.1762%	0.1273%	0.0783%

Table C
Fund	Sub-Advisor Fee as a % of Net Assets
High Yield II	0.2643%
SAM Balanced Portfolio	0.0416
SAM Conservative Balanced Portfolio	0.0416
SAM Conservative Growth Portfolio	0.0416
SAM Flexible Income Portfolio	0.0416
SAM Strategic Growth Portfolio	0.0416

118 INVESTMENT ADVISORY AND OTHER SERVICES	Principal Investors Fund
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All other Funds

In calculating the fee for each Fund each Sub-Advisor, except J.P. Morgan, Lehman Brothers and MacKay Shields, has agreed that, assets of any existing registered investment company sponsored by Principal Life Insurance Company to which the Sub-Advisor provides investment advisory services and which have the same investment mandate as the Fund for which the fee is being calculated, will be combined (together, the “Aggregated Assets”). The fee charged for the assets in a Fund shall be determined by calculating a fee on the value of the Aggregated Assets using the fee schedules described in the tables below and multiplying the aggregate fee by a fraction, the numerator of which is the amount of assets in the Fund and the denominator of which is the amount of the Aggregated Assets.

	First	Over
Fund	$1.2 billion	$1.2 billion
California Municipal*	0.15%	0.125%
Tax-Exempt Bond I*	0.15	0.125

*	Breakpoints are based on aggregate net assets of the California Municipal and Tax-Exempt Bond I Funds.

Sub-Advisor Fee
Fund	as a % of Net Assets
High Yield (J.P. Morgan and Lehman Brothers)	0.30%
Partners SmallCap Value II (DFA)	0.50
Partners SmallCap Growth Fund III (CCI)	0.50

	Net Asset Value of Fund
	First $50	Next $50	Next $100	Next $200	Next $350	Next $750	Next $500	Next $2.5	Over $4.5
Fund	million	million	million	million	million	million	million	Billion	Billion
LargeCap Growth (CCI)	0.2643%	0.2448%	0.2154%	0.1762%	0.1273%	0.0881%	0.0587%	0.2448%	0.1664%

	Net Asset Value of Fund
	First	Next	Next	Next	Over
Fund	$25 million	$75 million	$100 million	$100 million	$300 million
MidCap Growth (CCI)	0.3916%	0.3133%	0.2643%	0.2252%	0.3427%

	Net Asset Value of Fund
	First	Next	Next	Next	Over
Fund	$10 million	$15 million	$25 million	$50 million	$100 million
MidCap Value (BHMS)	0.80%	0.60%	0.50%	0.40%	0.35%

	Net Asset Value of Fund
	First	Next	Next	Next	Next	Over
Fund	$50 million	$100 million	$150 million	$200 million	$500 million	$1 billion
Partners Global Equity (J.P. Morgan)	0.55%	0.45%	0.40%	0.35%	0.30%	0.25%

	Net Asset Value of Fund
	First	Next	Next	Next	Over
Fund	$50 million	$200 million	$350 million	$400 million	$1 billion
Partners LargeCap Blend (T. Rowe)	0.40%	0.35%	0.30%	0.275%	0.275% on all assets

	Net Asset Value of Fund
	First	Next	Over
Fund	$250 million	$500 million	$750 million
Partners International (Pyramis)	0.45%	0.40%	0.35%

	Net Asset Value of Fund
	First	Next	Over
Fund	$500 million	$1 billion	$1.5 billion
Partners LargeCap Blend I (GSAM)	0.15%	0.12%	0.10%

	Net Asset Value of Fund
	First	Next	Next	Over
Fund	$250 million	$250 million	$500 million	$1 billion
Partners LargeCap Growth I (T. Rowe)	0.400%	0.375%	0.350%	0.350% on all assets
T. Rowe has agreed to a voluntary fee waiver and charges 0.350% on all assets. This voluntary fee waiver may be terminated by T. Rowe at any time.

Principal Investors Fund	INVESTMENT ADVISORY AND OTHER SERVICES 119
www.Principal.com

	Net Asset Value of Fund
	First	Next	Next	Over
Fund	$50 million	$200 million	$500 million	$750 million
Partners LargeCap Growth II (American Century)	0.45%	0.40%	0.35%	0.30%

	Net Asset Value of Fund
	First	Next	Next	Next	Next	Next	Over
Fund	$10 million	$15 million	$25 million	$50 million	$50 million	$50 million	$200 million
Partners LargeCap Value (Bernstein)	0.600%	0.500%	0.400%	0.300%	0.250%	0.225%	0.200%

	Net Asset Value of Fund
	First	Next	Next	Next	Next	Next	Next	Over
Fund	$10 million	$15 million	$25 million	$50 million	$50 million	$50 million	$300 million	$500 million
Partners LargeCap Value I (UBS)	0.600%	0.500%	0.400%	0.300%	0.250%	0.225%	0.200%	0.180%

	Net Asset Value of Fund
	First	Next	Next	Over
Fund	$200 million	$300 million	$250 million	$750 million
Partners LargeCap Value II (American Century)	0.40%	0.35%	0.30%	0.28%

	First	Over
Fund	$600 million	$600 million
Partners MidCap Growth (Turner)	0.50%	0.40%

	Net Asset Value of Fund
	First	Over
Fund	$50 million	$50 million
Partners MidCap Growth I (Mellon Capital)	0.40%	0.35%

	Net Asset Value of Fund
	First	Over
Fund	$500 million	$500 million
Partners MidCap Growth II (MacKay Shields)	0.35%	0.30%

	Net Asset Value of Fund
	First	Next	Next	Over
Fund	$100 million	$400 million	$250 million	$750 million
Partners MidCap Growth II (Jacobs Levy)	0.65%	0.50%	0.45%	0.40%

	Net Asset Value of Fund
	First	Next	Next	Next	Over
Fund	$100 million	$150 million	$250 million	$250 million	$750 million
Partners MidCap Value (Neuberger Berman)	0.500%	0.475%	0.450%	0.425%	0.400%

	Net Asset Value of Fund
	First	Over
Fund	$100 million	$100 million
Partners MidCap Value (Jacobs Levy)	0.65%	0.50%

Net Asset Value of Fund
	First	Next	Next	Next	Over
Fund	$25 million	$25 million	$75 million	$225 million	$350 million
Partners MidCap Value I (GSAM)	0.60%	0.55%	0.50%	0.45%	0.40%
If assets exceed $75 million, the fee on the first $50 million will be 0.50%
Partners MidCap Value I (LA Capital)	0.30% for all assets managed

120 INVESTMENT ADVISORY AND OTHER SERVICES	Principal Investors Fund
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	Net Asset Value of Fund
	First	Next	Over
Fund	$100 million	$200 million	$300 million
Partners SmallCap Blend (Mellon Capital), Partners SmallCap Value I (Mellon Capital and J.P. Morgan), and Partners SmallCap Value (Ark and LA Capital)	0.50%	0.45%	0.35%

	Net Asset Value of Fund
	First	Next	Over
Fund	$25 million	$75 million	$100 million
Partners SmallCap Growth I (AllianceBernstein)	0.65%	0.60%	0.55%

	Net Asset Value of Fund
	First	Next	Next	Over
Fund	$50 million	$50 million	$50 million	$150 million
Partners SmallCap Growth II (Essex)	0.70%	0.60%	0.55%	0.50%

	Net Asset Value of Fund
	First	Next	Over
Fund	$50 million	$250 million	$300 million
Partners SmallCap Growth II (UBS)	0.60%	0.55%	0.45%

	Net Asset Value of Fund
	First	Next	Next	Over
Fund	$10 million	$40 million	$150 million	$200 million
Partners SmallCap Growth II (Emerald)	0.75%	0.60%	0.50%	0.45%

	Net Asset Value of Fund
	First	Next	Over
Fund	$150 million	$150 million	$300 million
Partners SmallCap Growth III (Mazama)	0.60%	0.55%	0.50%

	Net Asset Value of Fund
	First	Next	Over
Fund	$100 million	$200 million	$300 million
Partners SmallCap Value II (Vaughan Nelson)	0.50%	0.45%	0.35%

	Net Asset Value of Fund
	First	Next	Over
Fund	$100 million	$150 million	$250 million
Preferred Securities (Spectrum)	0.3427%	0.2937%	0.1958%

	Net Asset Value of Fund
	First	Next	Over
Fund	$1 billion	$500 million	$1.5 billion
Real Estate Securities (Principal-REI)	0.4895%	0.4405%	0.3916%
Global Real Estate Securities (Principal-REI)	0.54	0.48	0.44

Principal Investors Fund	INVESTMENT ADVISORY AND OTHER SERVICES 121
www.Principal.com

Cash Management Sub-Advisory Agreement For The Funds
Principal has entered into a Cash Management Sub-Advisory Agreement with PGI pursuant to which PGI agrees to perform all of the cash management investment advisory responsibilities of Principal for each Fund that is sub-advised by either Principal-REI or Spectrum. Principal pays PGI an amount representing PGI’s actual cost providing such services and assuming such operations.

Fees paid for Sub-Advisory services during the periods indicated were as follows:

	Sub-Advisor Fees For Periods Ended October 31
Fund	2007	2006	2005
Bond & Mortgage Securities	$2,243,427	$1,712,597	$965,821
California Insured Intermediate Municipal	127,410
California Municipal	503,860
Disciplined LargeCap Blend	3,169,765	1,247,567	737,975
Diversified International	1,744,168	622,876	253,035
Equity Income, Inc. I	2,825,866
Global Real Estate Securities(1)
Government & High Quality Bond	378,354	418,729	237,361
High Quality Intermediate-Term Bond	158,087	126,870	95,143
High Yield	555,851	228,513	97,221
High Yield II	3,408,967
Income	1,004,892
Inflation Protection	316,894	94,517	37,515
International Emerging Markets	4,008,981	1,040,321	381,019
International Growth	1,549,305	934,458	540,383
LargeCap Growth	5,888,172	910,195	420,546
LargeCap S&P 500 Index	153,541	120,173	92,098
LargeCap Value	690,359	845,837	388,294
MidCap Blend	1,181,808	1,217,850	456,095
MidCap Growth	102,304	77,350	57,498
MidCap S&P 400 Index	29,910	20,069	11,626
MidCap Stock	910,108
MidCap Value	374,773	181,525	238,799
Money Market	1,517,891	474,127	285,990
Mortgage Securities	1,377,847
Partners Global Equity	185,254	115,012	40,028
Partners International	5,796,480	3,028,429	1,683,058
Partners LargeCap Blend	2,651,645	2,343,882	2,074,683
Partners LargeCap Blend I	781,127	326,871	140,842
Partners LargeCap Growth	81,301
Partners LargeCap Growth I	5,066,668	3,320,216	2,759,550
Partners LargeCap Growth II	2,822,564	3,089,166	2,085,021
Partners LargeCap Value	5,617,500	4,427,904	3,325,819
Partners LargeCap Value I	1,872,728	1,039,956	438,232
Partners LargeCap Value II	993,364	846,452	421,955
Partners MidCap Growth	2,894,405	2,255,911	808,179
Partners MidCap Growth I	2,450,498	982,450	723,574
Partners MidCap Growth II	3,247,613	2,299,413	1,004,994
Partners MidCap Value	1,616,525	2,986,157	2,029,861
Partners MidCap Value I	3,767,500	2,683,182	1,934,024
Partners SmallCap Blend	967,514	1,143,682	968,804
Partners SmallCap Growth I	908,926	712,663	623,616
Partners SmallCap Growth II	3,586,060	3,127,955	2,078,467
Partners SmallCap Growth III	1,603,166	1,136,567	416,901
Partners SmallCap Value	1,225,780	1,488,149	1,477,171
Partners SmallCap Value I	2,280,811	1,603,978	923,990
Partners SmallCap Value II	2,002,750	1,677,320	736,338
Preferred Securities	1,727,692	1,647,396	922,498
Principal LifeTime 2010	582,168	331,946	181,571
Principal LifeTime 2020	1,118,698	587,353	283,309
Principal LifeTime 2030	941,217	483,901	240,712
Principal LifeTime 2040	455,053	213,323	96,223
Principal LifeTime 2050	195,473	99,932	43,085
Principal LifeTime Strategic Income	205,251	138,995	86,547

122 INVESTMENT ADVISORY AND OTHER SERVICES	Principal Investors Fund
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	Sub-Advisor Fees For Periods Ended October 31
Fund	2007	2006	2005
Real Estate Securities	7,658,199	4,887,334	3,046,527
SAM Balanced Portfolio	1,648,053
SAM Conservative Balanced Portfolio	224,425
SAM Conservative Growth Portfolio	1,357,266
SAM Flexible Income Portfolio	282,634
SAM Strategic Growth Portfolio	843,342
Short-Term Bond	247,960	203,094	101,559
Short-Term Income	185,007
SmallCap Blend	652,882	589,799	325,799
SmallCap Growth	1,034,941	113,703	83,660
SmallCap S&P 600 Index	63,344	49,532	29,737
SmallCap Value	1,283,309	445,699	247,839
Tax Exempt Bond I	389,585
Ultra Short Bond	225,095	213,841	69,929
West Coast Equity	1,820,238

(1)	Period from October 1, 2007 (date operations commenced) through October 31, 2007.

	Underwriting Fees
	for Periods Ended October 31,
	(amounts in thousands)
Fund	2007	2006	2005
Bond & Mortgage Securities Fund	$436	$544	$294
California Municipal Fund	119	1,130	901
Disciplined LargeCap Blend Fund	207	224	78
Diversified International Fund	1,061	937	286
Equity Income Fund I	1,449	11,765	6,135
Government & High Quality Bond Fund	338	453	214
Global Real Estate Securities Fund	1	N/A	N/A
High Quality Intermediate-Term Bond Fund	8	10	9
High Yield Fund II	336	2,227	757
Income Fund	77	966	1,055
Inflation Protection Fund	24	35	23
International Emering Markets Fund	645	519	128
International Growth Fund	23	20	18
LargeCap Growth Fund	546	641	200
LargeCap S&P 500 Index Fund	153	172	153
LargeCap Value Fund	429	461	191
MidCap Blend Fund	989	1,172	438
MidCap Growth Fund	10	5	8
MidCap S&P 400 Index Fund	8	8	5
MidCap Stock Fund	124	717	300
MidCap Value Fund	20	32	35
Money Market Fund	191	116	78
Mortgage Securities Fund	13	380	530
Partners LargeCap Blend Fund	447	440	181
Partners LargeCap Blend Fund I	252	290	109
Partners LargeCap Growth Fund I	199	251	84
Partners LargeCap Growth Fund II	20	17	10
Partners LargeCap Value Fund	330	376	176
Partners MidCap Growth Fund	165	180	57
Partners MidCap Growth Fund I	36	29	2
Partners MidCap Value Fund	114	156	66
Partners SmallCap Growth Fund I	3	2	3
Partners SmallCap Growth Fund II	132	166	54
Partners SmallCap Value Fund	4	3	1
Preferred Securities Fund	101	82	40
Principal LifeTime 2010 Fund	366	368	39
Principal LifeTime 2020 Fund	846	657	115
Principal LifeTime 2030 Fund	796	618	179

Principal Investors Fund	INVESTMENT ADVISORY AND OTHER SERVICES 123
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	Underwriting Fees
	for Periods Ended October 31,
	(amounts in thousands)
Fund	2007	2006	2005
Principal LifeTime 2040 Fund	565	373	171
Principal LifeTime 2050 Fund	261	195	83
Principal Lifetime Strategic Income Fund	152	102	16
Real Estate Securities Fund	683	608	215
SAM Balanced Portfolio	1,756	15,166	20,948
SAM Conservative Balanced Portfolio	238	2,048	3,557
SAM Conservative Growth Portfolio	1,227	9,434	13,458
SAM Flexible Income Portfolio	207	3,408	4,723
SAM Strategic Growth Portfolio	1,500	6,269	8,145
Short-Term Bond Fund	111	93	74
Short-Term Income Fund	8	144	169
SmallCap Blend Fund	354	388	148
SmallCap Growth Fund	51	7	13
SmallCap S&P 600 Index Fund	19	28	25
SmallCap Value Fund	187	151	42
Tax-Exempt Bond Fund I	117	305	334
Ultra Short Bond Fund	30	19	19
West Coast Equity Fund	273	3,779	2,386

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MULTIPLE CLASS STRUCTURE

The Board of Directors has adopted a multiple class plan (the Multiple Class Plan) pursuant to SEC Rule 18f-3. The share classes that are offered by each Fund are identified in the chart included under the heading “Fund History.” The share classes offered under the plan include: Institutional Class, Select Class, Preferred Class, Advisors Select Class, Advisors Signature Class, Advisors Preferred Class, Class J, Class A, Class B, and Class C shares.

Effective June 13, 2008, the Fund will change the following share class names as described below:

Current	As of June 13, 2008
Share Class	Share Class
Advisors Signature	R1
Advisors Select	R2
Advisors Preferred	R3
Select	R4
Preferred	R5

Class A shares are generally sold with a sales charge that is a variable percentage based on the amount of the purchase, as described in the prospectus. Certain redemptions of Class A shares within 18 months of purchase may be subject to a contingent deferred sales charge (“CDSC”), as described in the prospectus. Participants in employer-sponsored plans that had at least $1 million in assets as of January 12, 2007 can purchase Class A shares at net asset value provided the participant notes that he or she meets this qualification on the application to purchase shares.

Class B shares are not subject to a sales charge at the time of purchase but are subject to a CDSC on shares redeemed within five full years of purchase, as described in the prospectus.

The Class B share CDSC on shares purchased on or before January 12, 2007, if any, is determined by multiplying the lesser of the market value at the time of redemption or the initial purchase price of the shares sold by the appropriate percentage from the table below (for shares issued in connection with the WM Reorganization, the CDSC is determined by multiplying the initial purchase price by the appropriate percentage):

		Accounts Included in
		Certain Sponsored Plans
		Established After 02/01/1998
Years Since Purchase Payments Made	CDSC as a % of Dollar Amount	and Before 03/01/2002
2 years or less	4.00%	3.00%
more than 2 years, up to 4 years	3.00	2.00
more than 4 years, up to 5 years	2.00	1.00
more than 5 years, up to 6 years	1.00	None
more than 6 years	None	None

Class C shares are not subject to a sales charge at the time of purchase but are subject to a 1% CDSC on shares redeemed within 12 months of purchase, as described in the prospectus.

The Class J shares are sold without any front-end sales charge. A CDSC of 1% is imposed if Class J shares are redeemed within 18 months of purchase, as described in the prospectus.

Contingent deferred sales charges for Class A, B, C, and J shares are waived on shares:

•	that were purchased pursuant to the Small Amount Force Out (“SAFO”) program;
•	shares redeemed within 90 days after an account is re-registered due to a shareholder’s death;
•	shares redeemed due to the shareholder’s post-purchase disability, as defined in the Internal Revenue Code of 1986, as amended;
•	shares redeemed from retirement plans to satisfy minimum distribution rules under the Internal Revenue Code;
•	shares redeemed to pay retirement plan fees;
•	shares redeemed involuntarily from small balance accounts (values of less than $300);
•	shares redeemed through a periodic withdrawal plan in an amount of up to 1.00% per month (measured cumulatively with respect to non-monthly plans) of the value of the Fund account at the time, and beginning on the date, the periodic withdrawal plan is established;
•	shares redeemed from a retirement plan to assure the plan complies with Sections 401(k), 401(m), 408(k) and 415 of the Internal Revenue Code; or

Principal Investors Fund	MULTIPLE CLASS STRUCTURE 125
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•	shares redeemed from retirement plans qualified under Section 401(a) of the Internal Revenue Code due to the plan participant’s death, disability, retirement, or separation from service after attaining age 55.

The Advisors Select, Advisors Signature, Advisors Preferred, Institutional, Select, and Preferred Classes are available without any front-end sales charge or contingent deferred sales charge. The Advisors Select, Advisors Signature, Advisors Preferred, Select, and Preferred Classes are available through employer-sponsored retirement plans. Such plans may impose fees in addition to those charged by the Funds. The Advisors Select, Advisors Signature, Advisors Preferred, and Select share classes are subject to asset based charges (described below).

Principal receives a fee for providing investment advisory and certain corporate administrative services under the terms of the Management Agreement. In addition to the management fee, the Fund’s Advisors Select, Advisors Signature, Advisors Preferred, Select, and Preferred Class shares pay Principal a service fee and an administrative services fee under the terms of a Service Agreement and an Administrative Services Agreement.

Service Agreement (Advisors Preferred, Advisors Select, Advisors Signature, Preferred and Select Classes only)
The Service Agreement provides for Principal to provide certain personal services to shareholders (plan sponsors) and beneficial owners (plan members) of those classes. These personal services include:

•	responding to plan sponsor and plan member inquiries;
•	providing information regarding plan sponsor and plan member investments; and
•	providing other similar personal services or services related to the maintenance of shareholder accounts as contemplated by Financial Industry Regulatory Authority (FINRA) Rule 2830 (or any successor thereto).

As compensation for these services, the Fund will pay Principal service fees equal to 0.25% of the average daily net assets attributable to the Advisors Select Class, 0.25% of the average daily net assets of the Advisors Signature Class, 0.17% of the average daily net assets of the Advisors Preferred Class, and 0.15% of the average daily net assets attributable to each of the Select Class and Preferred Class. The service fees are calculated and accrued daily and paid monthly to Principal (or at such other intervals as the Fund and Principal may agree).

Administrative Service Agreement (Advisors Preferred, Advisors Select, Advisors Signature, Preferred and Select Classes only)
The Administrative Service Agreement provides for Principal to provide services to beneficial owners of Fund shares. Such services include:

•	receiving, aggregating, and processing purchase, exchange, and redemption requests from plan shareholders;
•	providing plan shareholders with a service that invests the assets of their accounts in shares pursuant to pre-authorized instructions submitted by plan members;
•	processing dividend payments from the Funds on behalf of plan shareholders and changing shareholder account designations;
•	acting as shareholder of record and nominee for plans;
•	maintaining account records for shareholders and/or other beneficial owners;
•	providing notification to plan shareholders of transactions affecting their accounts;
•	forwarding prospectuses, financial reports, tax information and other communications from the Fund to beneficial owners;
•	distributing, receiving, tabulating and transmitting proxy ballots of plan shareholders; and
•	other similar administrative services.

As compensation for these services, the Fund will pay Principal service fees equal to 0.20% of the average daily net assets attributable to the Advisors Select Class, 0.28% of the average daily net assets of the Advisors Signature Class, 0.15% of the average daily net assets of the Advisors Preferred Class, 0.13% of the average daily net assets of the Select Class and 0.11% of the average daily net assets of the Preferred Class. The service fees are calculated and accrued daily and paid monthly to Principal (or at such other intervals as the Fund and Principal may agree).

Principal may, at its discretion appoint (and may at any time remove), other parties, including companies affiliated with Principal, as its agent to carry out the provisions of the Service Agreement and/or the Administrative Service Agreement. However, the appointment of an agent shall not relieve Principal of any of its responsibilities or liabilities under those Agreements. Any fees paid to agents under these Agreements shall be the sole responsibility of Principal.

126 MULTIPLE CLASS STRUCTURE	Principal Investors Fund
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Rule 12b-1 Fees / Distribution Plans and Agreements
In addition to the management and service fees, certain of the Fund’s share classes, are subject to Distribution Plans and Agreements (described below) sometimes referred to as a Rule 12b-1 Plan. Rule 12b-1 permits a fund to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the Board of Directors and approved by its shareholders. Pursuant to such rule, the Board of Directors and initial shareholders of the Advisors Select, Advisors Signature, Advisors Preferred, Select, A, B, C, and J Classes of shares have approved and entered into a Distribution Plan and Agreement.

In adopting the Plans, the Board of Directors (including a majority of directors who are not interested persons of the Fund (as defined in the 1940 Act), hereafter referred to as the independent directors) determined that there was a reasonable likelihood that the Plan would benefit the Funds and the shareholders of the affected classes. Pursuant to Rule 12b-1, information about revenues and expenses under the Plans is presented to the Board of Directors each quarter for its consideration in continuing the Plans. Continuance of the Plans must be approved by the Board of Directors, including a majority of the independent directors, annually. The Plans may be amended by a vote of the Board of Directors, including a majority of the independent directors, except that the Plans may not be amended to materially increase the amount spent for distribution without majority approval of the shareholders of the affected class. The Plans terminate automatically in the event of an assignment and may be terminated upon a vote of a majority of the independent directors or by vote of a majority of the outstanding voting securities of the affected class.

Payments under the 12b-1 plans will not automatically terminate for funds that are closed to new investors or to additional purchases by existing shareholders. The Fund Board will determine whether to terminate, modify or leave unchanged the 12b-1 plan at the time the board directs the implementation of the closure of the fund.

The Plans provide that each Fund makes payments to the Fund’s Distributor (in the case of Class A, Class B, and Class C shares) or Princor (in the case of Class J shares, Advisors Select, Advisors Signature, Advisors Preferred, and Select share classes) from assets of each share class that has a Plan to compensate the Distributor or Princor and other selling dealers, various banks, broker-dealers and other financial intermediaries, for providing certain services to the Fund. Such services may include:

•	formulation and implementation of marketing and promotional activities;
•	preparation, printing, and distribution of sales literature;
•	preparation, printing, and distribution of prospectuses and the Fund reports to other than existing shareholders;
•	obtaining such information with respect to marketing and promotional activities as the Distributor or Princor deems advisable;
•	making payments to dealers and others engaged in the sale of shares or who engage in shareholder support services; and
•	providing training, marketing, and support with respect to the sale of shares.

The Fund pays the Distributor or Princor a fee after the end of each month at an annual rate as a percentage of the daily net asset value of the assets attributable to each share class as follows:

Maximum
Annualized
Share Class	12b-1 Fee
Advisors Signature	0.35%
Advisors Select	0.30%
Advisors Preferred	0.25%
Class A shares (except Short-Term Bond, LargeCap S&P 500 Index, Money Market, and Ultra Short)(1)	0.25%
Class A shares of Short-Term Bond, LargeCap S&P 500 Index, and Ultra Short	0.15%
Class B shares(1)	1.00%
Class C shares(1)	1.00%
Class J shares (except Money Market and SmallCap Blend)(1)	0.45%
Class J shares of Money Market(1)	0.25%
Class J shares of SmallCap Blend	0.15%
Select	0.10%

(1)	The Distributor also receives the proceeds of any CDSC imposed on the redemption of Class A, B or C shares, as does Princor with regard to Class J shares

Principal Investors Fund	MULTIPLE CLASS STRUCTURE 127
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The Distributor or Princor may remit on a continuous basis all of these sums (up to 0.25% for Class B shares) to its investment representatives and other financial intermediaries as a trail fee in recognition of their services and assistance.

Currently, the Distributor and Princor make payments to dealers on accounts for which such dealer is designated dealer of record. Payments are based on the average net asset value of the accounts invested in Class A, Class B, Class C, Class J, Advisors Preferred Class, Advisors Select Class, Advisors Signature Class, Select Class, or Preferred Class shares.

At least quarterly, the Distributor and Princor provide to the Fund’s Board of Directors, and the Board reviews, a written report of the amounts expended pursuant to the Plans and the purposes for which such expenditures were made.

Under the Plans, the Funds have no legal obligation to pay any amount that exceeds the compensation limit. The Funds do not pay, directly or indirectly, interest, carrying charges, or other financing costs in association with these Plans. All fees paid under a Fund’s Rule 12b-1 Plan are paid to the Distributor or Princor, each of which is entitled to retain such fees paid by the Fund without regard to the expenses which it incurs.

Transfer Agency Agreement (Institutional Class, Class A, Class B, Class C, and Class J shares only)
The Transfer Agency Agreement provides for Principal Shareholder Services, Inc., a wholly owned subsidiary of Principal to act as transfer and shareholder servicing agent for the Institutional Class, Class A, Class B, Class C, and Class J shares. Principal provides these services to the Institutional Class shares without charge. With respect to each of the Class A, B, C and J shares, the Fund will pay Principal Shareholder Services a fee for the services provided pursuant to the Agreement in an amount equal to the costs incurred by Principal Shareholder Services for providing such services. The services include:

•	issuance, transfer, conversion, cancellation, and registry of ownership of Fund shares, and maintenance of open account system;
•	preparation and distribution of dividend and capital gain payments to shareholders;
•	delivery, redemption and repurchase of shares, and remittances to shareholders;
•	the tabulation of proxy ballots and the preparation and distribution to shareholders of notices, proxy statements and proxies, reports, confirmation of transactions, prospectuses and tax information;
•	communication with shareholders concerning the above items; and
•	use of its best efforts to qualify the Capital Stock of the Fund for sale in states and jurisdictions as directed by the Fund.

Custodian
The custodian of the portfolio securities and cash assets of the Funds is Bank of New York Mellon, 100 Church Street, 10th Floor, New York, NY 10286. The custodian performs no managerial or policy-making functions for the Funds.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage on Purchases and Sales of Securities
All orders for the purchase or sale of portfolio securities are placed on behalf of a Fund by the Fund’s Sub-Advisor or Sub-Sub-Advisor pursuant to the terms of the applicable sub-advisory agreement. In distributing brokerage business arising out of the placement of orders for the purchase and sale of securities for any Fund, the objective of each Fund’s Sub-Advisor is to obtain the best overall terms. In pursuing this objective, a Sub-Advisor considers all matters it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and executing capability of the broker or dealer, confidentiality, including trade anonymity, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). This may mean in some instances that a Sub-Advisor will pay a broker commissions that are in excess of the amount of commissions another broker might have charged for executing the same transaction when the Sub-Advisor believes that such commissions are reasonable in light of a) the size and difficulty of the transaction, b) the quality of the execution provided, and c) the level of commissions paid relative to commissions paid by other institutional investors. (Such factors are viewed both in terms of that particular transaction and in terms of all transactions that broker executes for accounts over which the Sub-Advisor exercises investment discretion. A Sub-Advisor may purchase securities in the over-the-counter market, utilizing the services of

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principal market makers unless better terms can be obtained by purchases through brokers or dealers, and may purchase securities listed on the NYSE from non-Exchange members in transactions off the Exchange.)

A Sub-Advisor may give consideration in the allocation of business to services performed by a broker (e.g., the furnishing of statistical data and research generally consisting of, but not limited to, information of the following types: analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy, and performance of client accounts). If any such allocation is made, the primary criteria used will be to obtain the best overall terms for such transactions. A Sub-Advisor may also pay additional commission amounts for research services. Such statistical data and research information received from brokers or dealers as described above may be useful in varying degrees and a Sub-Advisor may use it in servicing some or all of the accounts it manages. Sub-Advisors allocated portfolio transactions for the Funds indicated in the following table to certain brokers for the year ended October 31, 2007 due to research services provided by such brokers. The table also indicates the commissions paid to such brokers as a result of these portfolio transactions.

	Amount of	Commissions
Fund	Transactions	Paid
International Emerging Markets	$219,177,137	$564,164
Disciplined LargeCap Blend	708,200,325	829,852
Diversified International	385,313,461	724,571
Equity Income I	4,222,096	385,449
International Growth	395,896,654	740,999
LargeCap Growth	5,423,347	804,182
LargeCap S&P 500 Index	1,005,835	1,365
LargeCap Value	167,706,978	184,791
MidCap Blend	54,565,403	58,222
MidCap Growth	102,029	1,077
MidCap S&P 400 Index	1,717,308	1,634
MidCap Stock	700,984	117,165
MidCap Value	27,253,760	25,652
Partners International*	3,044,563	157,831
Partners LargeCap Value	197,251	197,251
Partners LargeCap Value I	207,671,509	157,792
Partners MidCap Growth	166,835,555	147,286
Partners MidCap Growth I	57,978	47,908
Partners MidCap Value	549,130,038	648,758
Partners MidCap Value I	414,675	52,146
Partners SmallCap Blend	583,734	10,765
Partners SmallCap Growth I	64,542	56,751
Partners SmallCap Growth II	114,365,549	165,816
Partners SmallCap Growth III	1,566,207	47,674
Partners SmallCap Value	148,521	30,584
Partners SmallCap Value I	478,037	6,400
Partners SmallCap Value II	4,772,124	26,390,536
Real Estate Securities	382,766,986	241,195
SmallCap Blend	79,255,604	88,696
SmallCap Growth	65,514,571	101,750
SmallCap S&P 500 Index	5,063,960	7,200
SmallCap Value	231,311,450	264,265
West Coast Equity	536,153	42,028

*	Information for the period 10/1/2006 through 9/30/2007

Subject to the rules promulgated by the SEC, as well as other regulatory requirements, the Board has approved procedures whereby a Fund may purchase securities that are offered in underwritings in which an affiliate of a Sub-Advisor, or the Manager, participates. These procedures prohibit a Fund from directly or indirectly benefiting a Sub-Advisor affiliate or a Manager affiliate in connection with such underwritings. In addition, for underwritings where a Sub-Advisor affiliate or a Manager participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings. The Sub-Advisor shall determine the amounts and proportions of orders allocated to the Sub-Advisor or affiliate. The Directors of the Fund will receive quarterly reports on these transactions.

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The Board has approved procedures that permit a Fund to effect a purchase or sale transaction between the Fund and any other affiliated mutual fund or between the Fund and affiliated persons of the Fund under limited circumstances prescribed by SEC rules. Any such transaction must be effected without any payment other than a cash payment for the securities, for which a market quotation is readily available, at the current market price; no brokerage commission or fee (except for customary transfer fees), or other remuneration may be paid in connection with the transaction. The Board receives quarterly reports of all such transactions.

The Board has also approved procedures that permit a Fund’s sub-advisor to place portfolio trades with an affiliated broker under circumstances prescribed by SEC Rules 17e-1 and 17a-10. The procedures require that total commissions, fees, or other remuneration received or to be received by an affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable time period. The Board receives quarterly reports of all transactions completed pursuant to the Fund’s procedures.

Purchases and sales of debt securities and money market instruments usually are principal transactions; portfolio securities are normally purchased directly from the issuer or from an underwriter or marketmakers for the securities. Such transactions are usually conducted on a net basis with the Fund paying no brokerage commissions. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter, and the purchases from dealers serving as marketmakers include the spread between the bid and asked prices.

The Board has approved procedures whereby a Fund may participate in a commission recapture program. Commission recapture is a form of institutional discount brokerage that returns commission dollars directly to a Fund. It provides a way to gain control over the commission expenses incurred by a Fund’s Manager and/or Sub-Advisor, which can be significant over time and thereby reduces expenses, improves cash flow and conserves assets. A Fund can derive commission recapture dollars from both equity trading commissions and fixed-income (commission equivalent) spreads. The Funds (except the Partners International Fund and the Partners MidCap Growth Fund II) may participate in a program through a relationship with Frank Russell Securities, Inc. The Partners International Fund participates in the program offered by FMR and Fidelity Management Trust Company. From time to time, the Board reviews whether participation in the recapture program is in the best interest of the Funds.

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The following table shows the brokerage commissions paid during the periods indicated.

	Total Brokerage Commissions Paid
	for Periods Ended October 31
Fund	2007		2006	2005

Bond & Mortgage Securities	$101,853		$0	$0
Disciplined LargeCap Blend	5,921,625		1,621,001	439,257
Diversified International	8,148,865		2,719,306	1,303,762
Equity Income I	3,981,004	(1)	N/A	N/A
Global Real Estate Securities	3,223	(2)	N/A	N/A
High Quality Intermediate-Term Bond	12,874		0	0
High Yield II	149,481	(1)	N/A	N/A
International Emerging Markets	7,574,742		1,804,931	885,888
International Growth	7,040,080		4,018,611	2,497,112
LargeCap Growth	6,013,833		1,774,756	803,804
LargeCap S&P 500 Index	37,159		37,117	47,749
LargeCap Value	1,512,646		1,341,775	789,928
MidCap Blend	556,959		984,751	513,070
MIdCap Growth	101,305		101,266	90,153
MidCap S&P 400 Index	27,737		36,095	27,702
MidCap Stock	528,423	(1)	N/A	N/A
MidCap Value	291,903		278,632	390,693
Partners Global Equity	53,676		33,512	11,802
Partners International	3,271,294		1,719,023	1,001,485
Partners LargeCap Blend	794,366		835,529	777,011
Partners LargeCap Blend I	261,454		102,361	28,674
Partners LargeCap Growth I	1,160,195		1,025,363	1,135,959
Partners LargeCap Growth II	874,869		1,287,778	804,869
Partners LargeCap Value	818,229		693,087	1,028,079
Partners LargeCap Value I	459,149		355,587	293,488
Partners LargeCap Value II	39,417		25,596	66,682
Partners MidCap Growth	1,190,458		1,126,532	562,152
Partners MidCap Growth I	573,974		709,302	480,719
Partners MidCap Growth II	1,188,505		1,217,532	712,400
Partners MidCap Value	1,142,263		1,667,242	689,499
Partners MidCap Value I	1,271,402		795,049	658,581
Partners SmallCap Blend	588,904		762,390	728,409
Partners SmallCap Growth I	280,362		310,035	338,247
Partners SmallCap Growth II	1,585,617		1,696,184	831,932
Partners SmallCap Growth III	1,212,588		666,261	404,958
Partners SmallCap Value	348,114		446,911	535,750
Partners SmallCap Value I	710,273		620,098	301,508
Partners SmallCap Value II	541,257		489,547	366,699
Preferred Securities	423,720		346,066	191,092
Real Estate Securities	1,908,852		800,233	424,531
Short-Term Bond	2,241		0	0
SmallCap Blend	584,734		914,025	707,663
SmallCap Growth	922,200		143,795	193,475
SmallCap S&P 600 Index	161,950		149,342	92,649
SmallCap Value	1,883,342		636,024	486,333
Tax Exempt Bond I	6,341	(1)	N/A	N/A
Ultra Short Bond	5,637		0	0
West Coast Equity	682,780	(1)	N/A	N/A

(1)	Periods from January 16, 2007, date fund commenced operations after succeeding to the operations of another fund, through October 31, 2007.

(2)	Period from October 1, 2007, date operations commenced, through October 31, 2007.

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Brokerage Commissions were Paid to the Following Broker-Dealers who are Affiliated with the Sub-Advisor	Sub-Advisor Employed by Principal Investors Fund or Principal Variable Contracts Fund	Principal Investors Fund Advised by Sub-Advisor	Principal Variable Contracts Account Advised by Sub-Advisor

Archipelago Securities, LLC; Goldman Sachs & Co.; Goldman Sachs Execution & Clear, LP; Goldman Sachs JBWere	Goldman Sachs Asset Management LP	Partners LargeCap Blend I and Partners MidCap Value I	N/A
B-Trade Services, LLC; BNY Capital Markets, Inc.; BNY Brokerage, Inc.; Lynch, Jones & Ryan, Inc.; Pershing & Co.; Pershing, LLC	BNY Investment Advisors	Partners LargeCap Growth II and Partners LargeCap Value	N/A
Dean Witter Reynolds, Inc.; Morgan Stanley & Co. Inc.	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	California Municipal and Tax-Exempt Bond I	Asset Allocation
Fidelity Brokerage Services, LLC; National Financial Services, LLC	Pyramis Global Advisors, LLC	Partners International	N/A
Natixis Asset Management Distributors, LP	Vaughan Nelson Investment Management, LP	Partners SmallCap Value II	N/A
JP Morgan Cazenove Limited	American Century Investment Management, Inc.	Partners LargeCap Growth II and Partners LargeCap Value II	Equity Value
JP Morgan Cazenove Limited	J.P. Morgan Investment Management, Inc.	High Yield, Partners Global Equity and Partners SmallCap Value I	Equity Value
JP Morgan Securities	American Century Investment Management, Inc.	Partners LargeCap Growth II and Partners LargeCap Value II	Equity Value
JP Morgan Securities	J.P. Morgan Investment Management, Inc.	High Yield, Partners Global Equity and Partners SmallCap Value I	Equity Value
Lehman Brothers, Inc.; Neuberger Berman, LLC	Neuberger Berman Management Inc.	Partners MidCap Value	MidCap Value
Sanford C. Bernstein & Co., LLC	AllianceBernstein L.P.	Partners LargeCap Value and Partners SmallCap Growth I	LargeCap Value
Spectrum Asset Management, Inc.	Columbus Circle Investors	LargeCap Growth, MidCap Growth and Partners SmallCap Growth III	Growth
Spectrum Asset Management, Inc.	Edge Asset Management, Inc.	Equity Income I, High Yield II, Income, MidCap Stock, Mortgage Securities, Short-Term Income, Strategic Asset Management Portfolios and West Coast Equity	Equity Income I, Income, MidCap Stock, Mortgage Securities, Short-Term Income, Strategic Asset Management Portfolios, West Coast Equity
Spectrum Asset Management, Inc.	Principal Global Investors, LLC	Bond & Mortgage Securities, Disciplined LargeCap Blend, Diversified International, Government & High Quality Bond, Inflation Protection, International Emerging Markets, International Growth, LargeCap S&P 500 Index, LargeCap Value, MidCap Blend; MidCap S&P 400 Index, MidCap Value, Money Market, Principal LifeTime Funds, Short-Term Bond, SmallCap Blend, SmallCap Growth, SmallCap S&P 600 Index, SmallCap Value, Ultra Short Bond	Balanced, Bond, Capital Value, Diversified International, Government & High Quality Bond, International Emerging Markets, International SmallCap, LargeCap Stock Index, MidCap, Money Market, Principal LifeTime Accounts, Short-Term Bond, SmallCap
Spectrum Asset Management, Inc.	Principal Real Estate Investors, LLC	Global Real Estate Securities and Real Estate Securities	Real Estate Securities
Spectrum Asset Management, Inc.	Spectrum Asset Management, Inc.	Preferred Securities	N/A
UBS Financial Services; UBS Securities LLC	UBS Global Asset Management (Americas) Inc.	Partners LargeCap Value I and Partners SmallCap Growth II	SmallCap Growth

132 BROKERAGE ALLOCATION AND OTHER PRACTICES	Principal Investors Fund
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Brokerage commissions paid to affiliates during the periods ending October 31 were as follows:

	Commissions Paid to Archipelago Securities, LLC
	Total Dollar	As Percent of	Percent of Dollar Amount of
Fund	Amount	Total Commissions	Commissionable Transactions
Partners LargeCap Blend
2005	422	0.05	0.14
Partners LargeCap Blend I
Partners LargeCap Growth I
2005	44	0.00	0.03
Partners LargeCap Growth II
2005	854	0.11	0.50
Partners LargeCap Value II
2005	28	0.04	0.38
Partners MidCap Growth
Partners MidCap Growth I
2005	2,622	0.55	1.14
Partners SmallCap Blend
2005	3,855	0.53	0.87
Partners SmallCap Value I
2005	819	0.27	0.39

	Commissions Paid to BNY Brokerage, Inc.
	Total Dollar	As Percent of	Percent of Dollar Amount of
Fund	Amount	Total Commissions	Commissionable Transactions
Disciplined LargeCap Blend
2007	93,027	1.57	0.90
2006	21,645	1.34	0.91
Equity Income I
2007	317,877	7.98	7.28
International Emerging Markets
2006	674	0.04	0.07
LargeCap Growth
2007	53,080	0.88	0.22
2006	19,640	1.11	0.67
LargeCap S&P 500 Index
2007	1,161	3.12	0.57
2006	1,410	3.80	0.37
LargeCap Value
2007	19,775	1.31	0.91
2006	8,822	0.66	0.28
MidCap Blend
2007	6,428	1.15	0.85
2006	6,289	0.64	0.61
MidCap S&P 400 Index
2007	1,584	5.71	1.59
2006	103	0.28	0.04
MidCap Stock
2007	30,777	5.82	6.23
MidCap Value
2007	7,261	2.49	2.13
2006	2,175	0.78	0.59
Partners LargeCap Blend
2007	3,033	0.38	0.35
2006	1,256	0.15	0.17
Partners LargeCap Growth I
2007	396	0.03	0.05
2006	1,848	0.18	0.17

Principal Investors Fund	BROKERAGE ALLOCATION AND OTHER PRACTICES 133
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	Commissions Paid to BNY Brokerage, Inc.
	Total Dollar	As Percent of	Percent of Dollar Amount of
Fund	Amount	Total Commissions	Commissionable Transactions
Partners LargeCap Value
2007	853	0.10	0.07
Partners LargeCap Value I
2007	12,300	2.68	1.21
2006	5,955	1.67	0.85
Partners MidCap Growth
2007	18,949	1.59	0.99
2006	1,568	0.14	0.12
Partners MidCap Growth I
2007	3,545	0.62	0.55
2006	13,226	1.86	1.13
Partners MidCap Growth II
2006	1,248	0.10	0.12
Partners MidCap Value I
2007	1,401	0.11	0.15
2006	475	0.06	0.03
Partners SmallCap Blend
2007	375	0.06	0.06
2006	3,881	0.51	0.38
Partners SmallCap Growth I
2007	1,248	0.45	0.28
Partners SmallCap Growth II
2006	77	0.00	0.00
Partners SmallCap Growth III
2006	56	0.01	0.00
Partners SmallCap Value I
2007	732	0.10	0.10
2006	716	0.12	0.05
Partners SmallCap Value II
2007	13,692	2.53	1.15
2006	6,703	1.37	0.69
SmallCap Blend
2007	3,143	0.54	0.56
2006	428	0.05	0.03
SmallCap Growth
2007	7,231	0.78	0.57
2006	350	0.24	0.26
SmallCap S&P 600 Index
2007	7,200	4.45	1.12
SmallCap Value
2007	4,438	0.24	0.24
2006	2,113	0.33	0.35
West Coast Equity
2007	107,401	15.73	21.81

	Commissions Paid to BNY Capital Markets, Inc.
	Total Dollar	As Percent of	Percent of Dollar Amount of
Fund	Amount	Total Commissions	Commissionable Transactions
Partners MidCap Value
2007	2913	0.26	0.06
2006	249	0.01	0.02
Partners MidCap Value I
2007	168	0.01	0.01
Partners SmallCap Growth II
2007	433	0.03	0.02

134 BROKERAGE ALLOCATION AND OTHER PRACTICES	Principal Investors Fund
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	Commissions Paid to B-TRADE Services, LLC
	Total Dollar	As Percent of	Percent of Dollar Amount of
Fund	Amount	Total Commissions	Commissionable Transactions
Disciplined LargeCap Blend
2007	3,042	0.05	0.07
2006	4,254	0.26	0.45
Diversified International
2007	154	0.00	0.00
2006	943	0.03	0.09
International Emerging Markets
2007	2,102	0.03	0.13
International Growth
2007	1,925	0.03	0.11
2006	1,169	0.03	0.03
LargeCap Value
2006	98	0.01	0.02
MidCap Blend
2006	9,601	0.98	2.20
MidCap Value
2006	697	0.25	0.47
Partners LargeCap Blend
2007	17,393	2.19	3.26
2006	46,416	5.56	6.59
Partners LargeCap Blend I
2006	8	0.01	0.04
Partners LargeCap Growth I
2007	8,921	0.77	1.38
2006	44,585	4.35	8.84
Partners LargeCap Growth II
2007	70,999	8.12	12.88
2006	108,512	8.43	14.81
Partners LargeCap Value II
2007	59	0.15	0.37
2006	203	0.79	0.83
Partners MidCap Growth
2007	22,023	1.85	1.55
2006	39,903	3.54	4.14
Partners MidCap Growth I
2007	1,365	0.24	0.39
2006	8,996	1.27	1.15
Partners MidCap Value I
2007	3,805	0.30	0.56
2006	6,460	0.81	2.48
Partners SmallCap Blend
2007	365	0.06	0.18
2006	10,285	1.35	1.73
Partners SmallCap Growth I
2006	113	0.04	0.12
Partners SmallCap Growth II
2007	97,717	6.16	10.46
2006	154,568	9.11	9.27
Partners SmallCap Value
2006	89	0.02	0.10
Partners SmallCap Value I
2007	40	0.01	0.00
2006	1,314	0.21	0.23
Real Estate Securities
2006	2,769	0.35	0.70

Principal Investors Fund	BROKERAGE ALLOCATION AND OTHER PRACTICES 135
www.Principal.com

	Commissions Paid to B-TRADE Services, LLC
	Total Dollar	As Percent of	Percent of Dollar Amount of
Fund	Amount	Total Commissions	Commissionable Transactions
SmallCap Blend
2007	3,674	0.63	0.74
2006	24,686	2.70	4.51
SmallCap Growth
2007	5,408	0.59	0.80
2006	4,122	2.87	3.34
SmallCap Value
2007	3,354	0.18	0.32
2006	859	0.14	0.43

	Commissions Paid to Dean Witter Reynolds, Inc.
	Total Dollar	As Percent of	Percent of Dollar Amount of
Fund	Amount	Total Commissions	Commissionable Transactions
SmallCap Growth II
2005	4,376	0.53	0.50

	Commissions Paid to Fidelity Brokerage Services, LLC
	Total Dollar	As Percent of	Percent of Dollar Amount of
Fund	Amount	Total Commissions	Commissionable Transactions
Partners International
2005	1	0.00	0.00
Partners LargeCap Blend I
2005	48	0.17	0.25
Partners MidCap Growth II
2006	83,344	6.80	8.56
2005	29,948	4.20	8.99
Partners MidCap Value
2007	7,220	0.63	0.83
2006	2,860	0.17	0.21
Partners MidCap Value I
2007	1,055	0.08	0.09
2006	7,997	1.01	1.03
SmallCap Blend
2005	661	0.09	0.09
SmallCap Growth
2005	145	0.07	0.08
SmallCap Value
2005	191	0.04	0.03

	Commissions Paid to Goldman Sachs & Co.
	Total Dollar	As Percent of	Percent of Dollar Amount of
Fund	Amount	Total Commissions	Commissionable Transactions
Disciplined LargeCap Blend
2007	11,417	1.88	1.55
2006	66,547	4.11	2.35
2005	16,071	3.66	1.17
Diversified International
2007	594,408	7.29	8.03
2006	199,047	7.32	6.67
2005	81,387	6.24	5.41
International Emerging Markets
2007	361,143	4.77	4.24
2006	63,702	3.53	3.30
2005	20,748	2.34	2.23

136 BROKERAGE ALLOCATION AND OTHER PRACTICES	Principal Investors Fund
1-800-222-5852

	Commissions Paid to Goldman Sachs & Co.
	Total Dollar	As Percent of	Percent of Dollar Amount of
Fund	Amount	Total Commissions	Commissionable Transactions
International Growth
2007	336,506	4.78	3.19
2006	288,720	7.18	4.82
2005	93,939	3.76	2.86
LargeCap Growth
2007	39,426	0.66	0.61
2006	28,046	1.58	1.26
2005	30,865	3.84	3.06
LargeCap S&P 500 Index
2006	823	2.22	1.41
2005	133	0.28	0.27
LargeCap Value
2007	16,082	1.06	0.97
2006	48,528	3.62	2.43
2005	80,821	10.23	6.13
MidCap Blend
2007	8,194	1.47	0.84
2006	18,818	1.91	1.89
2005	10,209	1.99	2.06
MidCap Growth
2007	3,814	3.76	3.02
2006	2,212	2.18	2.40
2005	4,374	4.85	3.83
MidCap S&P 400 Index
2005	168	0.60	0.56
MidCap Value
2007	3,579	1.23	1.10
2006	6,623	2.27	1.59
2005	12,937	3.31	2.61
Partners Global Equity
2007	6,061	11.29	21.52
2006	1,294	3.86	6.05
2005	324	2.75	1.83
Partners International
2007	278,684	8.52	10.12
2006	191,758	11.16	9.55
2005	84,903	8.48	14.78
Partners LargeCap Blend
2007	43,748	5.51	4.42
2006	27,132	3.25	2.71
2005	23,814	3.06	4.00
Partners LargeCap Blend I
2007	200	0.08	0.02
2006	4,538	4.43	1.51
2005	783	2.73	1.38
Partners LargeCap Growth I
2007	37,740	3.25	2.27
2006	48,726	4.75	3.92
2005	28,376	2.50	3.49
Partners LargeCap Growth II
2007	2,358	0.27	0.22
2006	22,220	1.73	0.97
2005	46,395	5.76	3.24

Principal Investors Fund	BROKERAGE ALLOCATION AND OTHER PRACTICES 137
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	Commissions Paid to Goldman Sachs & Co.
	Total Dollar	As Percent of	Percent of Dollar Amount of
Fund	Amount	Total Commissions	Commissionable Transactions
Partners LargeCap Value
2007	33,593	4.11	4.87
2006	54,249	7.83	7.60
2005	267,727	26.04	22.59
Partners LargeCap Value I
2007	46,753	10.18	5.59
2006	11,579	3.26	1.74
2005	2,540	0.87	0.42
Partners LargeCap Value II
2007	674	1.71	0.55
2006	381	1.49	0.53
2005	1,951	2.93	1.76
Partners MidCap Growth
2007	38,351	0.32	1.62
2006	74,253	6.59	4.01
2005	66,605	11.85	9.36
Partners MidCap Growth I
2007	12,055	2.10	2.08
2006	13,322	1.88	1.60
2005	136,955	28.49	25.63
Partners MidCap Growth II
2006	748	0.06	0.04
Partners MidCap Value
2007	6,578	0.58	0.26
2006	17,322	1.04	0.62
2005	11,227	1.63	1.51
Partners MidCap Value I
2007	6,078	0.48	0.22
2006	13,952	1.75	0.90
2005	30,402	4.62	4.90
Partners SmallCap Blend
2007	12,351	2.10	2.15
2006	6,799	0.89	0.91
2005	31,884	4.38	4.81
Partners SmallCap Growth I
2007	14,565	5.19	8.64
2006	11,502	3.71	4.08
2005	18,377	5.43	5.57
Partners SmallCap Growth II
2007	13,062	0.82	0.69
2006	5,977	0.35	0.28
2005	4,515	0.54	0.90
Partners SmallCap Growth III
2007	23,430	1.93	2.01
2006	2,012	0.30	0.06
2005	28,727	7.09	6.28
Partners SmallCap Value
2007	1,399	0.40	0.56
Partners SmallCap Value I
2007	33,744	4.75	5.67
2006	60,820	9.81	9.06
2005	4,832	1.60	1.21
Partners SmallCap Value II
2007	14,642	2.71	2.81
2006	1,940	0.40	0.48
2005	22	0.01	0.01

138 BROKERAGE ALLOCATION AND OTHER PRACTICES	Principal Investors Fund
1-800-222-5852

	Commissions Paid to Goldman Sachs & Co.
	Total Dollar	As Percent of	Percent of Dollar Amount of
Fund	Amount	Total Commissions	Commissionable Transactions
Real Estate Securities
2007	13,127	0.69	0.43
2006	93,385	11.67	7.65
2005	3,945	0.93	1.11
SmallCap Blend
2007	8,588	1.47	1.17
2006	15,278	1.67	1.13
2005	17,655	2.49	1.05
SmallCap Growth
2007	10,846	1.18	0.84
2006	5,128	3.57	2.40
2005	3,471	1.79	1.34
SmallCap S&P 600 Index
2006	9	0.01	0.01
2005	730	0.79	0.68
SmallCap Value
2007	24,991	1.33	0.96
2006	15,721	2.47	1.76
2005	26,887	5.53	3.67

	Commissions Paid to Goldman Sachs Execution & Clearing, LP
	Total Dollar	As Percent of	Percent of Dollar Amount of
Fund	Amount	Total Commissions	Commissionable Transactions
LargeCap Growth
2007	21,305	0.35	0.18
MidCap Growth
2007	764	0.75	0.86
Partners LargeCap Blend
2007	8,179	1.03	2.08
2006	2,286	0.27	0.78
2005	3,466	0.45	1.01
Partners LargeCap Blend I
2007	1	0.00	0.00
2006	670	0.65	1.19
2005	1,758	6.13	21.78
Partners LargeCap Growth I
2007	2,991	0.26	0.88
2006	1,678	0.16	0.76
2005	5,154	0.45	0.83
Partners LargeCap Growth II
2007	38,393	4.39	8.95
2006	65,345	5.07	11.57
2005	34,360	4.27	10.32
Partners LargeCap Value I
2007	23,280	5.07	6.72
2006	7,010	1.97	4.82
2005	5,469	1.86	4.61
Partners LargeCap Value II
2007	600	1.52	1.74
2006	269	1.05	1.10
2005	1,992	2.99	7.70
Partners MidCap Growth
2007	6,860	0.58	1.16
2006	54,622	4.85	10.32
2005	25,955	4.62	9.17

Principal Investors Fund	BROKERAGE ALLOCATION AND OTHER PRACTICES 139
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	Commissions Paid to Goldman Sachs Execution & Clearing, LP
	Total Dollar	As Percent of	Percent of Dollar Amount of
Fund	Amount	Total Commissions	Commissionable Transactions
Partners MidCap Value
2006	255	0.02	0.01
2005	1,815	0.26	0.11
Partners SmallCap Growth I
2006	11	0.00	0.02
Partners SmallCap Growth II
2007	14,599	0.92	2.03
2006	13,840	0.82	3.48
2005	3,354	0.40	2.07
Partners SmallCap Growth III
2007	136	0.01	0.08
2006	688	0.10	0.04
Partners SmallCap Value I
2005	557	0.18	0.18

	Commissions Paid to Goldman Sachs Jbwere
	Total Dollar	As Percent of	Percent of Dollar Amount of
Fund	Amount	Total Commissions	Commissionable Transactions
Diversified International
International Growth
Partners International
2005	969	0.10	0.05

	Commissions Paid to Ixis Asset Management Distributors, LP
	Total Dollar	As Percent of	Percent of Dollar Amount of
Fund	Amount	Total Commissions	Commissionable Transactions
Partners International
2007	7,179	0.22	0.14
2006	58	0.00	0.00
2005	1,176	0.12	0.08

	Commissions Paid to Jpmorgan Cazenove Limited
	Total Dollar	As Percent of	Percent of Dollar Amount of
Fund	Amount	Total Commissions	Commissionable Transactions
Diversified International
2007	11,635	0.14	0.16
2006	15,437	0.57	0.60
2005	5,278	0.40	0.42
International Emerging Markets
2005	784	0.09	0.12
International Growth
2007	64,001	0.91	0.70
2006	16,802	0.42	0.33
2005	23,016	0.92	0.73
Partners International
2007	16,866	0.52	0.43
2006	10,104	0.59	0.48
2005	13,758	1.37	0.79

	Commissions Paid to J.P. Morgan Securities
	Total Dollar	As Percent of	Percent of Dollar Amount of
Fund	Amount	Total Commissions	Commissionable Transactions
Disciplined LargeCap Blend
2007	174,567	2.95	2.06
2006	34,156	2.11	1.19

140 BROKERAGE ALLOCATION AND OTHER PRACTICES	Principal Investors Fund
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	Commissions Paid to J.P. Morgan Securities
	Total Dollar	As Percent of	Percent of Dollar Amount of
Fund	Amount	Total Commissions	Commissionable Transactions
Diversified International
2007	411,201	5.05	4.31
2006	104,908	3.86	3.28
2005	33,868	2.60	2.01
Equity Income I
2007	57,024	1.43	1.90
Global Real Estate Securities
2007	18	0.56	0.19
High Yield II
2007	4,000	2.68	7.94
International Emerging Markets
2007	497,804	6.57	6.31
2006	101,007	5.60	5.55
2005	35,095	3.96	3.42
International Growth
2007	346,740	4.93	3.48
2006	142,097	3.54	3.06
2005	153,151	6.13	4.67
LargeCap Growth
2007	213,379	3.55	2.56
2006	3,720	0.21	0.26
2005	1,312	0.16	0.11
LargeCap Value
2007	73,568	4.86	2.76
2006	26,866	2.00	1.21
2005	14,320	1.81	1.26
MidCap Blend
2007	12,137	2.18	2.10
2006	14,936	1.52	1.59
2005	10,543	2.05	2.19
MidCap Growth
2007	7,390	7.29	6.10
2006	3,896	3.85	4.25
2005	1,972	2.19	1.73
MidCap Stock
2007	8,936	1.69	1.92
MidCap Value
2007	4,180	1.43	1.30
2006	5,938	2.13	1.04
2005	3,609	0.92	0.83
Partners International
2007	193,548	5.92	5.38
2006	77,044	4.48	4.33
2005	53,801	5.37	5.59
Partners LargeCap Blend
2007	36,305	4.57	5.29
2006	25,691	3.07	3.05
2005	21,365	2.75	2.27
Partners LargeCap Blend I
2007	8,596	3.29	2.25
2006	7,466	7.29	4.48
2005	26	0.09	0.34
Partners LargeCap Growth I
2007	86,449	7.45	5.79
2006	38,312	3.74	3.43
2005	30,229	2.66	2.58

Principal Investors Fund	BROKERAGE ALLOCATION AND OTHER PRACTICES 141
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	Commissions Paid to J.P. Morgan Securities
	Total Dollar	As Percent of	Percent of Dollar Amount of
Fund	Amount	Total Commissions	Commissionable Transactions
Partners LargeCap Growth II
2007	9,791	1.12	0.51
2005	126	0.02	0.02
Partners LargeCap Value
2007	252	0.03	0.02
2006	5,024	0.72	0.35
Partners LargeCap Value I
2007	15,116	3.29	1.63
2006	15,046	4.23	3.16
2005	7,615	2.59	1.19
Partners LargeCap Value II
2007	228	0.58	0.34
2006	48	0.19	0.18
Partners MidCap Growth
2007	226,518	19.03	13.42
2006	210,349	18.67	15.55
2005	23,692	4.21	3.52
Partners MidCap Growth I
2007	42,166	7.35	5.26
2006	40,694	5.74	5.02
2005	20,405	4.24	3.74
Partners MidCap Growth II
2006	42,307	3.47	2.92
Partners MidCap Value
2007	12,641	1.11	0.57
2006	40,337	2.42	1.38
2005	11,345	1.65	1.38
Partners MidCap Value I
2007	44,316	3.49	2.10
2006	21,453	2.70	2.00
2005	8,607	1.31	0.99
Partners SmallCap Blend
2007	30,462	5.17	4.12
2006	36,902	4.84	4.24
2005	27,888	3.83	3.78
Partners SmallCap Growth I
2007	29,252	10.43	9.92
2006	40,505	13.06	11.47
2005	3,443	1.02	1.82
Partners SmallCap Growth II
2007	146,619	9.25	7.75
2006	140,886	8.31	5.27
2005	865	0.10	0.09
Partners SmallCap Growth III
2007	28,409	2.34	2.36
2006	6,984	1.05	1.54
2005	55,313	13.66	13.88
Partners SmallCap Value
2007	7,331	2.11	1.39
2006	3,544	0.79	0.74
Partners SmallCap Value I
2007	65,706	9.25	8.94
2006	31,860	5.14	4.20
2005	1,820	0.60	0.28
Partners SmallCap Value II
2007	8,304	1.53	0.54

142 BROKERAGE ALLOCATION AND OTHER PRACTICES	Principal Investors Fund
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	Commissions Paid to J.P. Morgan Securities
	Total Dollar	As Percent of	Percent of Dollar Amount of
Fund	Amount	Total Commissions	Commissionable Transactions
2006	579	0.12	0.15
2005	32	0.01	0.02
Real Estate Securities
2007	76,898	4.03	3.45
2006	14,913	1.86	1.95
2005	8,564	2.02	1.30
SmallCap Blend
2007	22,081	3.78	2.57
2006	10,801	1.18	0.78
2005	1,904	0.27	0.29
SmallCap Growth
2007	22,779	2.69	1.81
2006	3,548	2.47	1.71
2005	3,779	1.95	1.61
SmallCap S&P 600 Index
2006	226	0.15	0.05
SmallCap Value
2007	19,932	1.06	0.96
2006	7,079	1.11	0.93
2005	2,928	0.60	0.48
Ultra Short Bond
2007	200	3.55	0.07
West Coast Equity
2007	1,060	0.16	0.07

	Commissions Paid to Lehman Brothers
	Total Dollar	As Percent of	Percent of Dollar Amount of
Fund	Amount	Total Commissions	Commissionable Transactions
Disciplined LargeCap Blend
2007	390,284	6.59	6.53
2006	94,378	5.82	6.62
2005	23,210	5.28	6.10
Diversified International
2007	262,971	3.23	2.99
2006	103,073	3.79	5.35
2005	47,886	3.67	3.34
Equity Income I
2007	95,488	2.40	1.88
Global Real Estate Securities
2007	74	2.29	5.63
High Yield II
2007	2,652	1.77	3.34
International Emerging Markets
2007	124,539	1.64	1.58
2006	25,732	1.43	1.32
2005	33,577	3.79	3.32
International Growth
2007	259,778	3.69	3.33
2006	236,043	5.87	7.97
2005	72,740	2.91	3.17
LargeCap Growth
2007	681,539	11.33	6.34
2006	145,011	8.17	7.74
2005	108,088	13.45	10.51

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	Commissions Paid to Lehman Brothers
	Total Dollar	As Percent of	Percent of Dollar Amount of
Fund	Amount	Total Commissions	Commissionable Transactions
LargeCap S&P 500 Index
2007	16,083	43.28	32.24
2006	1,789	4.82	10.67
2005	14,223	29.79	59.24
LargeCap Value
2007	97,279	6.43	7.14
2006	51,346	3.83	5.47
2005	46,629	5.90	5.29
MidCap Blend
2007	21,826	3.92	4.70
2006	53,701	5.45	4.94
2005	55,007	10.72	10.05
MidCap Growth
2007	7,001	6.91	7.41
2006	11,929	11.78	9.69
2005	4,761	5.28	3.64
MidCap S&P 400 Index
2007	6,053	21.82	26.08
2006	9,000	24.93	28.15
2005	3,692	13.33	20.07
MidCap Stock
2007	21,532	4.07	3.53
MidCap Value
2007	20,449	7.01	8.22
2006	14,642	5.26	4.82
2005	19,805	5.07	5.60
Partners Global Equity Fund
2007	3,712	6.92	5.44
2006	3,690	11.01	8.43
2005	931	7.89	3.96
Partners International
2007	282,019	8.62	8.46
2006	195,178	11.35	13.14
2005	106,440	10.63	10.22
Partners LargeCap Blend
2007	18,937	2.38	3.65
2006	18,897	2.26	2.72
2005	38,876	5.00	5.73
Partners LargeCap Blend I
2007	21,302	8.15	7.17
2006	4,535	4.43	6.88
2005	443	1.55	1.96
Partners LargeCap Growth I
2007	37,946	3.27	4.56
2006	28,450	2.77	6.30
2005	34,552	3.04	3.52
Partners LargeCap Growth II
2007	17,109	1.96	0.93
2006	33,544	2.60	1.74
2005	15,985	1.99	1.26

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	Commissions Paid to Lehman Brothers
	Total Dollar	As Percent of	Percent of Dollar Amount of
Fund	Amount	Total Commissions	Commissionable Transactions
Partners LargeCap Value
2007	17,028	2.08	2.89
2006	4,147	0.60	2.27
Partners LargeCap Value I
2007	4,310	0.94	0.74
2006	4,861	1.37	1.43
2005	4,722	1.61	1.08
Partners LargeCap Value II
2007	1,175	2.98	0.89
2006	444	1.74	0.87
2005	168	0.25	0.11
Partners MidCap Growth
2007	55,331	4.65	4.46
2006	51,063	4.53	3.68
2005	22,244	3.96	3.86
Partners MidCap Growth I
2007	22,179	3.86	3.38
2006	40,272	5.68	5.05
2005	27,952	5.81	5.95
Partners MidCap Growth II
2006	86,513	7.11	8.45
2005	41,885	5.88	6.67
Partners MidCap Value
2007	146,185	12.80	8.47
2006	149,183	8.95	6.56
2005	106,573	15.46	15.29
Partners MidCap Value I
2007	54,005	4.25	6.12
2006	23,455	2.95	3.00
2005	34,204	5.19	5.15
Partners SmallCap Blend
2007	24,656	4.19	3.05
2006	36,736	4.82	4.61
2005	40,825	5.60	4.33
Partners SmallCap Growth I
2007	17,170	6.12	6.16
2006	26,284	8.48	8.45
2005	24,275	7.18	6.86
Partners SmallCap Growth II
2007	16,887	1.07	1.14
2006	43,258	2.55	1.64
2005	6,420	0.77	0.71
Partners SmallCap Growth III
2007	52,384	4.32	5.04
2006	10,170	1.53	2.06
2005	21,754	5.37	4.26
Partners SmallCap Value
2007	9,360	2.69	2.57
2006	788	0.18	0.12
2005	885	0.17	0.12

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	Commissions Paid to Lehman Brothers
	Total Dollar	As Percent of	Percent of Dollar Amount of
Fund	Amount	Total Commissions	Commissionable Transactions
Partners SmallCap Value I
2007	22,724	3.20	2.99
2006	14,856	2.40	1.73
2005	6,404	2.12	1.90
Partners SmallCap Value II
2007	3,409	0.63	0.88
2006	187	0.04	0.04
2005	247	0.07	0.07
Real Estate Securities
2007	268,055	14.04	15.40
2006	110,179	13.77	22.79
2005	65,908	15.52	27.62
SmallCap Blend
2007	12,990	2.22	1.65
2006	27,373	2.99	3.06
2005	26,262	3.71	3.71
SmallCap Growth
2007	17,277	1.87	1.68
2006	6,484	4.51	5.78
2005	12,361	6.39	5.24
SmallCap S&P 600 Index
2007	70,031	43.24	44.81
2006	26,276	17.59	21.43
2005	42,675	46.06	42.28
SmallCap Value
2007	73,768	3.92	3.78
2006	20,152	3.17	3.16
2005	29,549	6.08	6.44
Tax-Exempt Bond I
2007	5	0.08	0.05
West Coast Equity
2007	4,808	0.70	0.58

	Commissions Paid to Lynch, Jones & Ryan, Inc.
	Total Dollar	As Percent of	Percent of Dollar Amount of
Fund	Amount	Total Commissions	Commissionable Transactions
Partners MidCap Growth
2006	1,582	0.14	0.09
Partners SmallCap Blend
2007	1,700	0.29	0.18
Partners SmallCap Growth III
2005	64	0.01	0.01
Partners SmallCap Value II
2007	2,925	0.54	0.31
2006	285	0.06	0.08

	Commissions Paid to Morgan Stanley & Co. Inc. (formerly Morgan Stanley DW, Inc.)
	Total Dollar	As Percent of	Percent of Dollar Amount of
Fund	Amount	Total Commissions	Commissionable Transactions
Bond & Mortgage Securities
2007	200	0.20	0.16
Disciplined LargeCap Blend
2007	39,567	0.67	0.82
2006	49,642	3.06	3.34
2005	39,290	8.94	5.98

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	Commissions Paid to Morgan Stanley & Co. Inc. (formerly Morgan Stanley DW, Inc.)
	Total Dollar	As Percent of	Percent of Dollar Amount of
Fund	Amount	Total Commissions	Commissionable Transactions
Diversified International
2007	431,726	5.30	4.71
2006	197,616	7.27	7.35
2005	81,905	6.28	5.88
Equity Income I
2007	132,059	3.32	3.72
International Emerging Markets
2007	535,469	7.07	6.84
2006	112,716	6.24	6.51
2005	70,173	7.92	8.86
International Growth
2007	512,096	7.27	9.17
2006	285,954	7.12	13.42
2005	222,538	8.91	7.99
LargeCap Growth
2007	208,013	3.46	2.93
2006	39,365	2.22	2.58
2005	15,839	1.97	1.84
LargeCap S&P 500 Index
2007	474	1.27	2.55
2006	7,948	21.41	34.97
2005	14,711	30.81	26.59
LargeCap Value
2007	29,089	1.92	1.70
2006	46,206	3.44	5.42
2005	50,076	6.34	11.48
MidCap Blend
2007	10,941	1.96	2.60
2006	27,715	2.81	3.38
2005	37,713	7.35	3.84
MidCap Growth
2007	2,018	1.99	2.18
2006	4,901	4.84	5.30
2005	1,350	1.50	1.37
MidCap S&P 400 Index
2007	2,060	7.43	9.10
2006	2,493	6.91	8.28
2005	5,219	18.84	21.39
MidCap Value
2007	6,300	2.16	1.57
2006	5,373	1.93	2.04
2005	13,759	3.52	5.09
Partners Global Equity
2007	5,929	11.05	8.95
2006	5,249	15.66	11.65
2005	1,142	9.67	5.18
Partners International
2007	289,599	8.85	7.88
2006	146,733	8.54	9.27
2005	60,233	6.61	5.64
Partners LargeCap Blend
2007	36,513	4.60	3.95
2006	25,940	3.10	2.49
2005	38,900	5.01	5.75

Principal Investors Fund	BROKERAGE ALLOCATION AND OTHER PRACTICES 147
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	Commissions Paid to Morgan Stanley & Co. Inc. (formerly Morgan Stanley DW, Inc.)
	Total Dollar	As Percent of	Percent of Dollar Amount of
Fund	Amount	Total Commissions	Commissionable Transactions
Partners LargeCap Blend I
2007	8,931	3.42	11.00
2006	5,379	5.25	5.82
2005	3,618	12.62	16.12
Partners LargeCap Growth I
2007	89,910	7.75	5.79
2006	56,611	5.52	5.46
2005	76,581	6.74	5.90
Partners LargeCap Growth II
2007	32,970	3.77	2.48
2006	20,545	1.60	0.69
2005	3,279	0.41	0.24
Partners LargeCap Value
2007	8,680	1.06	0.65
2006	38,149	5.50	14.72
2005	58	0.01	0.01
Partners LargeCap Value I
2007	8,551	1.86	2.16
2006	14,765	4.15	5.57
2005	4,648	1.58	3.03
Partners LargeCap Value II
2007	2,226	5.65	2.58
2006	1,440	5.63	1.67
2005	135	0.20	0.37
Partners MidCap Growth
2007	46,445	3.90	2.39
2006	34,914	3.10	2.42
2005	15,727	2.80	2.59
Partners MidCap Growth I
2007	33,728	5.88	6.41
2006	23,012	3.24	3.67
2005	24,505	5.10	4.43
Partners MidCap Growth II
2006	171,168	14.06	16.45
2005	83,440	11.71	10.09
Partners MidCap Value
2007	23,489	2.06	1.03
2006	30,020	1.80	1.36
2005	15,530	2.25	3.05
Partners MidCap Value I
2007	30,983	2.44	2.11
2006	16,080	2.02	2.61
2005	18,104	2.75	3.01
Partners SmallCap Blend
2007	31,994	5.43	6.02
2006	24,326	3.19	4.14
2005	38,170	5.24	3.88
Partners SmallCap Growth I
2007	8,258	2.95	2.84
2006	11,344	3.66	2.99
2005	12,060	3.57	2.77
Partners SmallCap Growth II
2007	16,326	1.03	1.19
2006	5,304	0.31	0.35
2005	7,342	0.88	2.01

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	Commissions Paid to Morgan Stanley & Co. Inc. (formerly Morgan Stanley DW, Inc.)
	Total Dollar	As Percent of	Percent of Dollar Amount of
Fund	Amount	Total Commissions	Commissionable Transactions
Partners SmallCap Growth III
2007	8,092	0.67	0.79
2006	46	0.01	0.04
Partners SmallCap Value
2007	1,186	0.34	0.27
2006	264	0.06	0.04
2005	810	0.15	0.08
Partners SmallCap Value I
2007	15,781	2.22	2.39
2006	28,082	4.53	6.95
2005	26,943	8.94	11.14
Partners SmallCap Value II
2007	74,177	13.70	25.34
2006	5,011	1.02	4.62
2005	2,092	0.57	0.20
Real Estate Securities
2007	34,400	1.80	1.03
2006	3,309	0.41	0.34
2005	3,880	0.91	1.02
SmallCap Blend
2007	3,420	0.58	0.88
2006	19,316	2.11	2.30
2005	15,668	2.21	2.48
SmallCap Growth
2007	9,316	1.01	0.87
2006	2,186	1.52	1.89
2005	11,936	6.17	10.09
SmallCap S&P 600 Index
2007	7,457	4.60	5.76
2006	9,357	6.27	7.06
2005	13,696	14.78	19.26
SmallCap Value
2007	8,008	0.43	0.27
2006	19,826	3.12	3.43
2005	32,681	6.72	7.43

	Commissions Paid to National Financial Services, LLC
	Total Dollar	As Percent of	Percent of Dollar Amount of
Fund	Amount	Total Commissions	Commissionable Transactions
LargeCap Growth
2007	8,000	0.13	0.10
2006	2,000	0.11	0.08
Partners LargeCap Blend
2006	1,248	0.15	0.09
Partners MidCap Growth Fund II
2005	1,645	0.23	0.20
Partners MidCap Value
2007	1,372	0.12	0.01
Partners MidCap Value I
2007	32	0.00	0.00
Partners SmallCap Growth III
2007	2,384	0.20	0.21
Partners SmallCap Value I
2006	919	0.15	0.13
2005	397	0.13	0.13
Partners SmallCap Value II
2005	623	0.17	0.12

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	Commissions Paid to Neuberger Berman, LLC
	Total Dollar	As Percent of	Percent of Dollar Amount of
Fund	Amount	Total Commissions	Commissionable Transactions
MidCap Growth
2007	2,308	2.28	3.19
Partners MidCap Growth II
2006	7,197	0.59	0.47
2005	2,265	0.32	0.57
Partners MidCap Value
2005	2,710	0.39	0.24
Partners SmallCap Growth I
2006	22	0.01	0.01
Partners SmallCap Value II
2005	1,871	0.51	0.23

	Commissions Paid to Pershing & Co.
	Total Dollar	As Percent of	Percent of Dollar Amount of
Fund	Amount	Total Commissions	Commissionable Transactions
International Emerging Markets Fund
2007	80	0.00	0.00
MidCap S&P 400 Index
2007	72	0.26	0.02
MidCap Stock
2007	72	0.01	0.00

	Commissions Paid to Pershing, LLC
	Total Dollar	As Percent of	Percent of Dollar Amount of
Fund	Amount	Total Commissions	Commissionable Transactions
MidCap Growth
2006	4	0.00	0.00
MidCap Value
2007	342	0.12	0.16
Partners LargeCap Blend I
2007	5	0.00	0.00
Partners LargeCap Growth I
2007	1,312	0.11	0.05
2006	180	0.02	0.03
Partners LargeCap Value
2007	15,612	1.91	0.59
2006	76,921	11.10	8.20
Partners LargeCap Value I
2006	461	0.13	0.06
Partners MidCap Growth
2007	1,654	0.14	0.12
2006	1,491	0.13	0.12
Partners MidCap Value
2007	1,585	0.14	0.04
2006	3,845	0.23	0.10
Partners MidCap Value I
2007	575	0.05	0.03
Partners SmallCap Blend
2007	344	0.06	0.11
Partners SmallCap Growth II
2007	138,065	8.71	5.07
2006	18,811	1.11	1.03
Partners SmallCap Value II
2007	10,358	1.91	0.71
2006	4,915	1.00	0.56
2005	713	0.19	0.19

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	Commissions Paid to Sanford C. Bernstein & Co., LLC
	Total Dollar	As Percent of	Percent of Dollar Amount of
Fund	Amount	Total Commissions	Commissionable Transactions
Disciplined LargeCap Blend
2007	18,732	0.32	0.26
2006	3,431	0.21	0.30
2005	15,010	3.42	1.75
Diversified International
2006	4,572	0.17	0.16
International Emerging Markets
2006	927	0.05	0.11
Equity Income I
2007	307,620	7.73	9.09
High Yield II
2007	7,420	4.96	7.41
LargeCap Growth
2007	16,480	0.27	0.12
2006	13,320	0.75	0.66
2005	5,067	0.63	0.66
LargeCap Value
2007	4,984	0.33	0.32
2006	15,902	1.19	1.36
2005	10,195	1.29	0.70
MidCap Blend
2007	3,098	0.56	0.47
2006	13,377	1.36	1.12
2005	8,009	1.56	1.25
MidCap Growth
2006	798	0.79	0.84
2005	94	0.10	0.13
MidCap Stock
2007	23,161	4.38	4.63
MidCap Value
2007	3,641	1.25	1.13
2006	748	0.27	0.21
2005	1,994	0.51	0.41
Partners Global Equity
2007	1,642	3.06	3.26
2006	1,299	3.88	2.52
2005	760	6.44	3.74
Partners International
2007	12,721	0.39	0.26
2006	438	0.03	0.01
2005	451	0.05	0.04
Partners LargeCap Blend
2007	13,908	1.75	1.24
2006	18,928	2.27	2.37
2005	30,046	3.87	3.20
Partners LargeCap Blend I
2007	243	0.09	0.03
2006	1,658	1.62	1.00
Partners LargeCap Growth I
2007	14,572	1.26	1.15
2006	16,311	1.59	1.07
2005	20,738	1.83	1.12
Partners LargeCap Growth II
2007	19,554	2.24	5.09
2006	115,977	9.01	21.44
2005	48,496	6.03	8.15

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	Commissions Paid to Sanford C. Bernstein & Co., LLC
	Total Dollar	As Percent of	Percent of Dollar Amount of
Fund	Amount	Total Commissions	Commissionable Transactions
Partners LargeCap Value
2006	112,304	16.20	9.42
2005	590,920	57.48	54.85
Partners LargeCap Value I
2007	8,208	1.79	0.95
2006	5,312	1.49	1.58
2005	538	0.18	0.13
Partners LargeCap Value II
2007	5,677	14.40	27.87
2006	9,421	36.81	54.26
2005	4,424	6.63	9.89
Partners MidCap Growth
2007	1,554	0.13	0.12
2006	926	0.08	0.04
2005	3,955	0.70	0.36
Partners MidCap Growth I
2007	5,103	0.89	1.77
2006	14,180	2.00	3.02
2005	527	0.11	0.18
Partners MidCap Value
2007	26,523	2.32	1.03
2006	43,075	2.58	2.00
2005	28,860	4.19	3.66
Partners MidCap Value I
2007	16,627	1.31	1.28
2006	17,230	2.17	2.72
2005	33,305	5.06	6.91
Partners SmallCap Blend
2007	3,053	0.52	1.01
2006	14,871	1.95	3.54
2005	792	0.11	0.12
Partners SmallCap Growth II
2007	255	0.02	0.03
2006	240	0.01	0.09
2005	1,555	0.19	0.36
Partners SmallCap Value I
2007	6,925	0.98	1.58
2006	28,907	4.66	6.43
2005	9,991	3.31	4.09
Partners SmallCap Value II
2007	1,000	0.18	0.11
2006	554	0.11	0.08
Real Estate Securities
2007	15,814	0.83	0.62
2005	210	0.05	0.06
SmallCap Blend
2007	704	0.12	0.09
2006	4,387	0.48	0.53
2005	4,428	0.63	0.97
SmallCap Growth
2007	1,331	0.14	0.10
2006	90	0.06	0.04
2005	452	0.23	0.28

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	Commissions Paid to Sanford C. Bernstein & Co., LLC
	Total Dollar	As Percent of	Percent of Dollar Amount of
Fund	Amount	Total Commissions	Commissionable Transactions
SmallCap Value
2007	2,280	0.12	0.12
2006	1,422	0.22	0.22
2005	2,574	0.53	0.47
West Coast Equity
2007	32,111	4.70	6.68

	Commissions Paid to Spectrum Asset Management
	Total Dollar	As Percent of	Percent of Dollar Amount of
Fund	Amount	Total Commissions	Commissionable Transactions
Bond & Mortgage Securities
2007	101,653	99.80	99.80
High Quality Intermeidate-Term Bond
2007	12,874	100.00	100.00
Preferred Securities
2007	423,720	100.00	100.00
2006	346,026	99.99	99.99
2005	191,079	100.00	100.00

	Commissions Paid to UBS Financial Services
	Total Dollar	As Percent of	Percent of Dollar Amount of
Fund	Amount	Total Commissions	Commissionable Transactions
HighYield II
2007	4,911	3.29	5.31
Partners LargeCap Blend
2005	115	0.01	0.01
Partners MidCap Growth
2007	210	0.02	0.01
Partners MidCap Growth I
2006	1,060	0.15	0.09
Partners SmallCap Growth II
2006	1,092	0.06	0.06
2005	1,720	0.21	0.18
Partners SmallCap Value
2005	7,022	1.31	1.13
Partners SmallCap Value I
Partners SmallCap Value II
2006	369	0.08	0.23
2005	1,102	0.30	0.34

	Commissions Paid to UBS Securities LLC
	Total Dollar	As Percent of	Percent of Dollar Amount of
Fund	Amount	Total Commissions	Commissionable Transactions
Disciplined LargeCap Blend
2007	435,082	7.35	6.55
2006	140,705	8.68	11.26
2005	21,359	4.86	4.35
Diversified International
2007	668,164	8.20	9.42
2006	279,876	10.29	11.05
2005	199,103	15.27	21.82
Equity Income I
2007	221,051	5.55	6.07
Global Real Estate Securities
2007	1,936	60.06	66.25

Principal Investors Fund	BROKERAGE ALLOCATION AND OTHER PRACTICES 153
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	Commissions Paid to UBS Securities LLC
	Total Dollar	As Percent of	Percent of Dollar Amount of
Fund	Amount	Total Commissions	Commissionable Transactions
High Yield II
2007	341	0.23	0.31
International Emerging Markets
2007	769,547	10.16	12.09
2006	159,729	8.85	9.11
2005	107,366	12.12	14.60
International Growth
2007	877,759	12.47	20.16
2006	532,972	13.26	15.54
2005	265,102	10.62	22.68
LargeCap Growth
207	187,718	3.12	3.33
2006	78,317	4.41	4.42
2005	29,522	3.67	3.06
LargeCap S&P 500 Index
2006	42	0.11	0.39
2005	303	0.63	0.70
LargeCap Value
2007	72,884	4.82	4.32
2006	86,070	6.41	6.83
2005	68,115	8.62	8.84
MidCap Blend
2007	21,905	3.93	3.91
2006	53,996	5.48	3.78
2005	24,246	4.73	4.54
MidCap Growth
2007	2,516	2.48	1.89
2006	667	0.66	1.20
2005	1,081	1.20	0.95
MidCap S&P 400 Index
2007	923	3.33	3.03
2006	168	0.47	0.58
2005	1,869	6.75	7.86
MidCap Stock
2007	14,271	2.70	2.93
MidCap Value
2007	11,332	3.88	4.62
2006	24,249	8.70	8.31
2005	31,806	8.14	8.99
Partners Global Equity
2007	8,509	15.85	19.63
2006	6,173	18.42	20.24
2005	587	4.97	2.36
Partners International
2007	277,658	8.49	12.06
2006	145,642	8.47	10.13
2005	104,532	10.44	11.15
Partners LargeCap Blend
2007	21,332	2.69	3.03
2006	34,559	4.14	3.35
2005	51,392	6.61	5.87

154 BROKERAGE ALLOCATION AND OTHER PRACTICES	Principal Investors Fund
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	Commissions Paid to UBS Securities LLC
	Total Dollar	As Percent of	Percent of Dollar Amount of
Fund	Amount	Total Commissions	Commissionable Transactions
Partners LargeCap Blend I
2007	28	0.01	0.03
2006	3,439	3.36	1.19
2005	1,343	4.69	3.11
Partners LargeCap Growth I
2007	46,929	4.04	5.70
2006	117,888	11.50	9.21
2005	98,554	8.68	9.04
Partners LargeCap Growth II
2007	28,754	3.29	4.62
2006	29,708	2.31	1.19
2005	8,269	1.03	0.79
Partners LargeCap Value
2007	85,734	10.48	14.28
2006	12,050	1.74	1.25
2005	36,713	3.57	8.38
Partners LargeCap Value I
2007	6,836	1.49	1.59
2006	2,950	0.83	0.32
2005	7,800	2.66	2.19
Partners LargeCap Value II
2007	2,399	6.09	11.07
2006	356	1.39	0.43
2005	793	1.19	0.44
Partners MidCap Growth
2007	19,818	1.66	1.62
2006	43,507	3.86	3.20
2005	51,264	9.12	7.80
Partners MidCap Growth I
2006	2,595	0.37	0.17
2005	4,112	0.86	0.76
Partners MidCap Growth II
2006	50,494	4.15	3.61
2005	10,476	1.47	1.32
Partners MidCap Value
2007	22,386	1.96	0.87
2006	23,405	1.40	0.76
2005	8,684	1.26	1.15
Partners MidCap Value I
2007	37,336	2.94	3.33
2006	40,376	5.08	4.14
2005	21,555	3.27	3.08
Partners SmallCap Blend
2006	2,356	0.31	0.17
Partners SmallCap Growth I
2007	17,544	6.26	5.26
2006	56,527	18.23	21.61
2005	38,040	11.25	14.58
Partners SmallCap Growth II
2007	31,879	2.01	3.83
2006	2,687	0.16	0.07
2005	7,589	0.91	1.74
Partners SmallCap Growth III
2007	5,609	0.46	0.58
2005	3,746	0.93	0.92

Principal Investors Fund	BROKERAGE ALLOCATION AND OTHER PRACTICES 155
www.Principal.com

	Commissions Paid to UBS Securities LLC
	Total Dollar	As Percent of	Percent of Dollar Amount of
Fund	Amount	Total Commissions	Commissionable Transactions
Partners SmallCap Value
2007	2,646	0.76	0.69
2006	892	0.20	0.34
2005	8,271	1.54	0.91
Partners SmallCap Value I
2007	8,198	1.15	0.90
2006	3,343	0.54	0.36
2005	10,338	3.43	2.22
Partners SmallCap Value II
2007	10,254	1.89	0.86
2006	20,462	4.18	2.49
2005	18,866	5.14	2.75
Real Estate Securities
2007	72,032	3.77	4.49
2006	16,168	2.02	2.44
2005	14,706	3.46	5.72
SmallCap Blend
2007	24,689	4.22	3.47
2006	24,771	2.71	3.45
2005	28,548	4.03	5.01
SmallCap Growth
2007	69,399	7.53	5.80
2006	13,568	9.44	14.27
2005	14,810	7.65	7.51
SmallCap S&P 600 Index
2007	16,851	10.41	5.96
2006	3,052	2.04	1.82
2005	272	0.29	0.74
SmallCap Value
2007	134,756	7.16	6.40
2006	119,507	18.79	24.15
2005	69,871	14.37	17.74
West Coast Equity
2007	9,489	1.39	1.61

Allocation of Trades by the Sub-Advisors and Sub-Sub-Advisors
Each Sub-Advisor and Sub-Sub-Advisor manages a number of accounts other than the Fund’s portfolios. Each has adopted and implemented policies and procedures that it believes address the potential conflicts associated with managing accounts for multiple clients and ensures that all clients are treated fairly and equitably.

Investments the Sub-Advisor or Sub-Sub-Advisor deems appropriate for the Fund’s portfolio may also be deemed appropriate by it for other accounts. Therefore, the same security may be purchased or sold at or about the same time for both the Fund’s portfolio and other accounts. In such circumstances, the Sub-Advisor or Sub-Sub-Advisor may determine that orders for the purchase or sale of the same security for the Fund’s portfolio and one or more other accounts should be combined. In this event the transactions will be priced and allocated in a manner deemed by the Sub-Advisor or Sub-Sub-Advisor to be equitable and in the best interests of the Fund portfolio and such other accounts. While in some instances combined orders could adversely affect the price or volume of a security, the Fund believes that its participation in such transactions on balance will produce better overall results for the Fund.

PURCHASE AND REDEMPTION OF SHARES

Purchase of Shares
Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Funds’ behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to

156 PURCHASE AND REDEMPTION OF SHARES	Principal Investors Fund
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receive purchase orders. Purchase orders are deemed received by a Fund when authorized organizations, their agents or affiliates receive the order. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Class A shares of the Funds are purchased at their public offering price and other shares of the Funds are purchased at the net asset value (“NAV”) per share, as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received and accepted by an authorized agent of a Fund. In order to receive a day’s price, an order must be received in good order by the close of the regular trading session of the NYSE as described below in “Pricing of Fund Shares.”

Sales of Shares
Payment for shares tendered for redemption is ordinarily made in cash. The Board may determine, however, that it would be detrimental to the remaining shareholders to make payment of a redemption order wholly or partly in cash. The Fund may, therefore, pay the redemption proceeds in whole or in part by a distribution “in kind” of securities from the Fund’s portfolio in lieu of cash. If the Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described below in “Pricing of Fund Shares.”

The right to require the Funds to redeem their shares may be suspended, or the date of payment may be postponed, whenever: 1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends; 2) the SEC permits such suspension and so orders; or 3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

Certain designated organizations are authorized to receive sell orders on the Fund’s behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by the Fund when authorized organizations, their agents or affiliates receive the order. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.

Principal Management Corporation (the “Manager”) may recommend to the Board, and the Board may elect, to close certain funds to new investors or close certain funds to new and existing investors. The Manager may make such a recommendation when a fund approaches a size where additional investments in the fund have the potential to adversely impact fund performance and make it increasingly difficult to keep the fund fully invested in a manner consistent with its investment objective.

PRICING OF FUND SHARES

Each Fund’s shares are bought and sold at the current net asset value (“NAV”) per share. Each Fund’s NAV for each class is calculated each day the New York Stock Exchange (“NYSE”) is open, as of the close of business of the Exchange (normally 3:00 p.m. Central Time). The NAV of Fund shares is not determined on days the NYSE is closed (generally, New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received in proper form.

For all Funds except the Money Market Fund, the share price is calculated by:

•	taking the current market value of the total assets of the Fund
•	subtracting liabilities of the Fund
•	dividing the remainder proportionately into the classes of the Fund
•	subtracting the liability of each class
•	dividing the remainder by the total number of shares owned in that class.

In determining NAV, securities listed on an Exchange, the NASDAQ National Market and foreign markets are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price.

Principal Investors Fund	PRICING OF FUND SHARES 157
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Municipal securities held by the Funds are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Funds and are based upon appraisals obtained by a pricing service, in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers.

Other securities that are traded on the over-the-counter market are valued at their closing bid prices. Each Fund will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on an amortized cost basis. Securities for which quotations are not readily available, and other assets, are valued at fair value determined in good faith under procedures established by and under the supervision of the Board of Directors.

A Fund’s securities may be traded on foreign securities markets that close each day prior to the time the NYSE closes. In addition, foreign securities trading generally or in a particular country or countries may not take place on all business days in New York. The Fund has adopted policies and procedures to “fair value” some or all securities held by a Fund if significant events occur after the close of the market on which the foreign securities are traded but before the Fund’s NAV is calculated. Significant events can be specific to a single security or can include events that impact a particular foreign market or markets. A significant event can also include a general market movement in the U.S. securities markets. These fair valuation procedures are intended to discourage shareholders from investing in the Fund for the purpose of engaging in market timing or arbitrage transactions. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time, sometimes referred to as a “local” price and a “premium” price. The premium price is often a negotiated price which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Funds to value such securities at prices at which it is expected those shares may be sold, and the Manager or any Sub-Advisor is authorized to make such determinations subject to the oversight of the Board of Directors as may from time to time be necessary.

Money Market Fund
The share price of each Class of shares of the Money Market Fund is determined at the same time and on the same days as the Funds described above. All securities held by the Money Market Fund are valued on an amortized cost basis. Under this method of valuation, a security is initially valued at cost; thereafter, the Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the security.

Use of the amortized cost valuation method by the Money Market Fund requires the Fund to maintain a dollar weighted average maturity of 90 days or less and to purchase only obligations that have remaining maturities of 397 days or less or have a variable or floating rate of interest. In addition, the Fund invests only in obligations determined by the Directors to be of high quality with minimal credit risks.

158 PRICING OF FUND SHARES	Principal Investors Fund
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The Board of Directors has established procedures for the Money Market Fund designed to stabilize, to the extent reasonably possible, the Fund’s price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include a directive to the Sub-Advisor to test price the portfolio or specific securities on a weekly basis using a mark-to-market method of valuation to determine possible deviations in the net asset value from $1.00 per share. If such deviation exceeds 1/2 of 1%, the Board of Directors promptly considers what action, if any, will be initiated. In the event the Board of Directors determines that a deviation exists which may result in material dilution or other unfair results to shareholders, it takes such corrective action as it regards as appropriate, including: sale of portfolio instruments prior to maturity; the withholding of dividends; redemptions of shares in kind; the establishment of a net asset value per share based upon available market quotations; or splitting, combining or otherwise recapitalizing outstanding shares. The Fund may also reduce the number of shares outstanding by redeeming proportionately from shareholders, without the payment of any monetary compensation, such number of full and fractional shares as is necessary to maintain the net asset value at $1.00 per share.

Principal Investors Fund	PRICING OF FUND SHARES 159
www.Principal.com

TAXATION OF THE FUNDS

It is a policy of the Funds to make distributions of substantially all of their respective investment income and any net realized capital gains. The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. If a Fund fails to qualify as a regulated investment company, it will be liable for taxes, significantly reducing its distributions to shareholders and eliminating shareholders’ ability to treat distributions (as long or short-term capital gains) of the Fund in the manner they were received by the Fund.

All income dividends and capital gains distributions, if any, on a Fund’s Advisors Select, Advisors Preferred, Advisors Signature, Select, Preferred, and Institutional class shares are reinvested automatically in additional shares of the same class of the same Fund. Dividends and capital gains distributions, if any, on a Fund’s Class A, Class B, Class C, and Class J shares are reinvested automatically in additional shares of the same Class of shares of the same Fund unless the shareholder elects to take dividends in cash. The reinvestment will be made at the NAV determined on the first business day following the record date.

Certain Funds may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the Internal Revenue Service. In order to avoid taxes and interest that must be paid by the Funds if these instruments appreciate in value, the Funds may make various elections permitted by the tax laws. However, these elections could require that the Funds recognize taxable income, which in turn must be distributed.

The Fund is required in certain cases to withhold and remit to the U.S. Treasury 30.0% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder 1) who has provided either an incorrect tax identification number or no number at all, 2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or 3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other “exempt recipient.”

A shareholder recognizes gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sales or redemption and the shareholder’s adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund is considered capital gain or loss (long-term capital gain or loss if the shares were held for longer than one year). However, any capital loss arising from the sales or redemption of shares held for six months or less is disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) is treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

If a shareholder a) incurs a sales charge in acquiring shares of the Fund, b) disposes of such shares less than 91 days after they are acquired, and c) subsequently acquires shares of the Fund or another fund at a reduced sales charge pursuant to a right to reinvest at such reduced sales charge acquired in connection with the acquisition of the shares disposed of, then the sales charge on the shares disposed of (to the extent of the reduction in the sales charge on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of but shall be treated as incurred on the acquisition of the shares subsequently acquired.

Shareholders should consult their own tax advisors as to the federal, state and local tax consequences of ownership of shares of the Funds in their particular circumstances.

160 TAXATION OF THE FUNDS	Principal Investors Fund
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Special Tax Considerations
Municipal Funds
Each of the Municipal Funds also intends to qualify to pay “exempt-interest dividends” to its shareholders. An exempt-interest dividend is that part of dividend distributions made by the Fund which consist of interest received by that Fund on tax-exempt Municipal Obligations. Shareholders incur no federal income taxes on exempt-interest dividends. However, these exempt-interest dividends may be taxable under state or local law. Fund shareholders that are corporations must include exempt-interest dividends in determining whether they are subject to the corporate alternative minimum tax. Exempt-interest dividends that derive from certain private activity bonds must be included by individuals as a preference item in determining whether they are subject to the alternative minimum tax. The Fund may also pay ordinary income dividends and distribute capital gains from time to time. Ordinary income dividends and distributions of capital gains, if any, are taxable for federal purposes.

If a shareholder receives an exempt-interest dividend with respect to shares of the Funds held for six months or less, then any loss on the sale or exchange of such shares, to the extent of the amount of such dividend, is disallowed. If a shareholder receives a capital gain dividend with respect to shares held for six months or less, then any loss on the sale or exchange of such shares is treated as a long term capital loss to the extent the loss exceeds any exempt-interest dividend received with respect to such shares, and is disallowed to the extent of such exempt-interest dividend.

Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of this Fund is not deductible. Furthermore, entities or persons who are “substantial users” (or related persons) under Section 147(a) of the Internal Revenue Code of facilities financed by private activity bonds should consult their tax advisors before purchasing shares of the Fund.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. If legislation is enacted that eliminates or significantly reduces the availability of Municipal Obligations, it could adversely affect the ability of the Fund to continue to pursue its investment objectives and policies. In such event, the Fund would reevaluate its investment objectives and policies.

International Funds
Some foreign securities purchased by the Funds may be subject to foreign taxes that could reduce the yield on such securities. The amount of such foreign taxes is expected to be insignificant. The Funds may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders. If such election is not made, any foreign taxes paid or accrued will represent an expense to each affected Fund that will reduce its investment company taxable income.

Futures Contracts and Options
As previously discussed, some of the Funds invest in futures contracts or options thereon, index options, or options traded on qualified exchanges. For federal income tax purposes, capital gains and losses on futures contracts or options thereon, index options or options traded on qualified exchanges are generally treated as 60% long-term and 40% short-term. In addition, the Funds must recognize any unrealized gains and losses on such positions held at the end of the fiscal year. A Fund may elect out of such tax treatment, however, for a futures or options position that is part of an “identified mixed straddle” such as a put option purchased with respect to a portfolio security. Gains and losses on futures and options included in an identified mixed straddle are considered 100% short-term and unrealized gains or losses on such positions are not realized at year-end. The straddle provisions of the Code may require the deferral of realized losses to the extent that a Fund has unrealized gains in certain offsetting positions at the end of the fiscal year. The Code may also require recharacterization of all or a part of losses on certain offsetting positions from short-term to long-term, as well as adjustment of the holding periods of straddle positions.

Principal Investors Fund	TAXATION OF THE FUNDS 161
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PORTFOLIO HOLDINGS DISCLOSURE

The Fund publishes month-end portfolio holdings information for each of the Fund’s portfolios on the principal.com website on the last business day of the following month. The Funds may also occasionally publish information on the website relating to specific events, such as the impact of a natural disaster, corporate debt default or similar events on portfolio holdings. In addition, composite portfolio holdings information for the Money Market Fund is published each week as of the prior week on the principalglobal.com website. It is the Fund’s policy to disclose only public information regarding portfolio holdings (i.e. information published on the website or filed with the SEC), except as described below.

Policy.  The Fund and Principal have adopted a policy of disclosing non-public portfolio holdings information to third parties only to the extent required by federal law, and to the following third parties, so long as such third party has agreed, or is legally obligated, to maintain the confidentiality of the information and to refrain from using such information to engage in securities transactions:

1)	Daily to the Fund’s portfolio pricing services, FT Interactive Data Corporation, J.J. Kenny and Bear Stearns, to obtain prices for portfolio securities;
2)	Upon proper request to government regulatory agencies or to self regulatory organizations;
3)	As needed to Ernst & Young LLP, the independent registered public accounting firm, in connection with the performance of the services provided by Ernst & Young LLP to the Fund;
4)	To the sub-advisers’ proxy service providers (Institutional Shareholder Services and Automatic Data Processing) to facilitate voting of proxies; and
5)	To the Fund’s custodian, Bank of New York, in connection with the services provided by the custodian to the Fund.

The Fund is also permitted to enter into arrangements to disclose portfolio holdings to other third parties in connection with the performance of a legitimate business purpose if such third party agrees in writing to maintain the confidentiality of the information prior to the information being disclosed. Any such written agreement must be approved by an officer of the Fund, the Manager or the Fund’s sub-advisor. Approval must be based on a reasonable belief that disclosure to such other third party is in the best interests of the Fund’s shareholders. If a conflict of interest is identified in connection with disclosure to any such third party, the Fund’s or the Manager’s Chief Compliance Officer (“CCO”) must approve such disclosure, in writing before it occurs. Such third parties currently include:

Bloomberg, LP
Check Free Investment Services
Confluence Technologies, Inc.
Depository Trust Co.
DST Output, Inc.
Eagle Investment Systems
EzE Castle Software LLC
FactSet Research Systems
Financial Model Co.
Financial Tracking, LLC
Frank Russell Securities, Inc.
Frank Russell Company
Glass Lewis & Co.
Hub Data
Investment Company Institute
Investment Technology Group, Inc.
ix Partners, Ltd.
J.P. Morgan Investor Services
Mellon Analytical Solutions
Mellon Trust
PFPC
RiskMetrics Group
Russell Implementation Services
R.R. Donnelley and Sons Company
Standard & Poor’s Securities Evaluations, Inc.
Vestek

Any agreement by which any Fund or any party acting on behalf of the Fund agrees to provide Fund portfolio information to a third party, other than a third party identified in the policy described above, must be approved prior to information being provided to the third party, unless the third party is a regulator or has a duty to maintain the confidentiality of such information and to refrain from using such information to engage in securities transactions. A written record of approval will be made by the person granting approval.

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The Fund may also disclose to Edge, non-public portfolio holdings information relating to the Underlying Funds in which the SAM portfolios invest to facilitate Edge’s management of the SAM portfolios. Edge may use underlying Fund portfolio holdings information of funds managed by unaffiliated advisory firms solely for the purpose of managing the SAM portfolios.

The Fund’s non-public portfolio holdings information policy applies without variation to individual investors, institutional investors, intermediaries that distribute the Fund’s shares, third party service providers, rating and ranking organizations, and affiliated persons of the Fund. Neither the Fund nor the Manager nor any other party receive compensation in connection with the disclosure of Fund portfolio information. The Fund’s CCO will periodically, but no less frequently than annually, review the Fund’s portfolio holdings disclosure policy and recommend changes the CCO believes are appropriate, if any, to the Fund’s Board of Directors. In addition, the Fund’s Board of Directors must approve any change in the Fund’s portfolio holdings disclosure policy that would expand the distribution of such information.

Principal Investors Fund	PORTFOLIO HOLDINGS DISCLOSURE 163
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PROXY VOTING POLICIES AND PROCEDURES

The Board of Directors has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to that Fund’s Sub-Advisor or Sub-Sub-Advisor. The Sub-Advisor will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board of Directors, and which are found in Appendix B. Any material changes to the proxy policies and procedures will be submitted to the Board of Directors for approval.

The Principal LifeTime Funds and SAM Portfolios invest in shares of other Funds. Principal is authorized to vote proxies related to the underlying funds. If an underlying fund holds a shareholder meeting, in order to avoid any potential conflict of interest, Principal will vote shares of such fund on any proposal submitted to the fund’s shareholders in the same proportion as the votes of other shareholders of the underlying fund.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, 2007, is available, without charge, upon request, by calling 1-800-222-5852 or on the SEC website at http://www.sec.gov.

FINANCIAL STATEMENTS

The financial statements of the Funds for the fiscal year ended October 31, 2007, are incorporated herein by reference to the Funds’ Annual Reports.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

The financial statements of the Funds for the fiscal year ended October, 31, 2007, have been audited by Ernst & Young LLP, an independent registered public accounting firm, as stated in their reports, which are incorporated herein by reference, and have been so incorporated in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

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GENERAL INFORMATION

MidCap S&P 400 Index Fund, LargeCap S&P 500 Index Fund, and SmallCap S&P 600 Index Fund Only The Funds are not sponsored, endorsed, sold, or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to Fund shareholders or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the S&P 500 Index, S&P MidCap 400 Index, or S&P SmallCap 600 Index to track general stock market performance. S&P’s only relationship to the Principal Life Insurance Company and the Manager is the licensing of certain trademarks and trade names of S&P and the S&P 500 Index, S&P MidCap 400 Index, and S&P SmallCap 600 Index which are determined, composed, and calculated by S&P without regard to Principal Life Insurance Company, the Manager, or the Funds. S&P has no obligation to take the needs of Principal Life Insurance Company, the Manager or Fund shareholders into consideration in determining, composing or calculating the S&P 500 Index, the S&P MidCap 400 Index, or the S&P SmallCap 600 Index. S&P is not responsible for and has not participated in the determination of the prices of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the Funds.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX, S&P MIDCAP 400 INDEX, OR S&P SMALLCAP 600 INDEX OR ANY DATA CONTAINED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PRINCIPAL LIFE INSURANCE COMPANY, THE MANAGER, FUND SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX, THE S&P MIDCAP 400 INDEX, OR THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIES WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX, THE S&P MIDCAP 400 INDEX OR THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

DISCLOSURE REGARDING PORTFOLIO MANAGERS

Appendix C outlines information relating to the portfolio managers responsible for day-to-day portfolio management as of the end of the most recent fiscal year unless otherwise noted.

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APPENDIX A

Description of Bond Ratings:

Moody’s Investors Service, Inc. Rating Definitions:

Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to high credit risk.

Caa:	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NOTE: Moody’s appends numerical modifiers, 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generate rating category.

SHORT-TERM NOTES: The four ratings of Moody’s for short-term notes are MIG 1, MIG 2, MIG 3, and MIG 4. MIG 1 denotes “best quality, enjoying strong protection from established cash flows.” MIG 2 denotes “high quality” with “ample margins of protection.” MIG 3 notes are of “favorable quality...but lacking the undeniable strength of the preceding grades.” MIG 4 notes are of “adequate quality, carrying specific risk for having protection...and not distinctly or predominantly speculative.”

Description of Moody’s Commercial Paper Ratings:

Moody’s Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.

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Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor’s Corporation’s Debt Ratings:

A Standard & Poor’s debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources Standard & Poor’s considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I.	Likelihood of default – capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II.	Nature of and provisions of the obligation;

III.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor’s rights.

AAA:	Debt rated “AAA” has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA:	Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A:	Debt rated “A” has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB:	Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

BB, B, CCC, CC:	Debt rated “BB,” “B,” “CCC,” and “CC” is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” indicates the lowest degree of speculation and “CC” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C:	The rating “C” is reserved for income bonds on which no interest is being paid.

D:	Debt rated “D” is in default, and payment of interest and/or repayment of principal is in arrears.

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Plus (+) or Minus (-): The ratings from “AA” to “B” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

NR:	Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy.

Standard & Poor’s, Commercial Paper Ratings

A Standard & Poor’s Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from “A” for the highest quality obligations to “D” for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The four categories are as follows:

A:	Issues assigned the highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.

A-1:	This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Issues that possess overwhelming safety characteristics will be given a “+” designation.

A-2:	Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated “A-1.”

A-3:	Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the highest designations.

B:	Issues rated “B” are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C:	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D:	This rating indicates that the issue is either in default or is expected to be in default upon maturity.

The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor’s by the issuer and obtained by Standard & Poor’s from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of, such information.

Standard & Poor’s rates notes with a maturity of less than three years as follows:

SP-1:	A very strong, or strong, capacity to pay principal and interest. Issues that possess overwhelming safety characteristics will be given a “+” designation.

SP-2:	A satisfactory capacity to pay principal and interest.

SP-3:	A speculative capacity to pay principal and interest.

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APPENDIX B

Proxy Voting Policies

The Proxy voting policies applicable to each Fund follows.

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Appendix XV-A
Proxy Voting Policies and Procedures For
Principal Investors Fund
Principal Variable Contracts Fund
Principal Retail Funds
(December 15, 2003)
It is each fund’s policy to delegate authority to its advisor or sub-advisor, as appropriate, to vote proxy ballots relating to the fund’s portfolio securities in accordance with the advisor’s or sub-advisor’s voting policies and procedures.
The advisor or sub-advisor must provide, on a quarterly basis:
1.	Written affirmation that all proxies voted during the preceding calendar quarter, other than those specifically identified by the advisor or sub-advisor, were voted in a manner consistent with the advisor’s or sub-advisor’s voting policies and procedures. In order to monitor the potential effect of conflicts of interest of an advisor or sub-advisor, the advisor or sub-advisor will identify any proxies the advisor or sub-advisor voted in a manner inconsistent with its policies and procedures. The advisor or sub-advisor shall list each such vote, explain why the advisor or sub-advisor voted in a manner contrary to its policies and procedures, state whether the advisor or sub-advisor’s vote was consistent with the recommendation to the advisor or sub-advisor of a third party and, if so, identify the third party; and

2.	Written notification of any changes to the advisor’s or sub-advisor’s proxy voting policies and procedures made during the preceding calendar quarter.
The advisor or sub-advisor must provide, no later than July 31 of each year, the following information regarding each proxy vote cast during the 12-month period ended June 30 for each fund portfolio or portion of fund portfolio for which it serves as investment advisor, in a format acceptable to fund management:
1.	Identification of the issuer of the security;

2.	Exchange ticker symbol of the security;

3.	CUSIP number of the security;

4.	The date of the shareholder meeting;

5.	A brief description of the subject of the vote;

6.	Whether the proposal was put forward by the issuer or a shareholder;

7.	Whether and how the vote was cast;

8.	Whether the vote was cast for or against management of the issuer.

October 2005
ALLIANCE CAPITAL MANAGEMENT L.P.
Statement of Policies and Procedures for Proxy Voting
Introduction
As a registered investment adviser, Alliance Capital Management L.P. (“Alliance Capital”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients’ voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.
This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to Alliance Capital’s growth and value investment groups investing on behalf of clients in both US and non-US securities.
Proxy Policies
This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:
Corporate Governance: Alliance Capital’s proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer. Finally, because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we will support non-binding shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.
Elections of Directors: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.
Appointment of Auditors: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management’s recommendation. However, we recognize that there may be inherent conflicts when a company’s independent auditor performs substantial non-audit related services for the company. Although we recognize that there may be special circumstances that could lead to high levels of non-audit fees in some years, we would normally consider non-audit fees in excess of 70% of total fees paid to the auditing firm to be disproportionate. Therefore, absent unique circumstances, we may vote against the appointment of auditors if the fees for non-audit related services exceed 70% of the total fees paid by the company to the auditing firm or there are other reasons to question the independence of the company’s auditors.
Changes in Legal and Capital Structure: Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company’s management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device.
Corporate Restructurings, Mergers and Acquisitions: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.
Proposals Affecting Shareholder Rights: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.
Anti-Takeover Measures: Alliance Capital believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

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Executive Compensation: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted. With regard to stock award or option plans, we consider whether the option exercise prices are below the market price on the date of grant and whether an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that have below market value exercise prices on the date of issuance or permit repricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. We will support proposals requiring managements to submit severance packages that exceed 2.99 times the sum of an executive officer’s base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense that should be appropriately accounted for.
Social and Corporate Responsibility: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.
Proxy Voting Procedures
Proxy Voting Committees
Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.
Conflicts of Interest
Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes Alliance Capital sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, Alliance may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients’ best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of Alliance Capital’s and our employees’ material business and personal relationships (and those of our affiliates) with any company whose equity securities

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are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients’ best interests.
Because under certain circumstances Alliance Capital considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service’s conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.
Proxies of Certain Non-US Issuers
Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Absent compelling reasons to the contrary, Alliance Capital believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally abstain from voting those shares.
In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent Alliance Capital from voting such proxies. For example, Alliance Capital may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require Alliance Capital to provide local agents with power of attorney prior to implementing Alliance Capital’s voting instructions. Although it is Alliance Capital’s policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.
Loaned Securities
Many clients of Alliance Capital have entered into securities lending arrangements with agent lenders to generate additional revenue. Alliance Capital will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.
Proxy Voting Records
Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.

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American Century Investments
PROXY VOTING POLICIES
American Century Investment Management, Inc. and American Century Global Investment Management, Inc. (collectively, the “Adviser”) are the investment managers for a variety of clients, including the American Century family of mutual funds. As such, the Adviser has been delegated the authority to vote proxies with respect to investments held in the accounts it manages. The following is a statement of the proxy voting policies that have been adopted by the Adviser.
General Principles
In voting proxies, the Adviser is guided by general fiduciary principles. It must act prudently, solely in the interest of our clients, and for the exclusive purpose of providing benefits to them. The Adviser will attempt to consider all factors of its vote that could affect the value of the investment. We will not subordinate the interests of clients in the value of their investments to unrelated objectives. In short, the Adviser will vote proxies in the manner that we believe will do the most to maximize shareholder value.
Specific Proxy Matters
A. Routine Matters
1.	Election of Directors
a.	Generally. The Adviser will generally support the election of directors that result in a board made up of a majority of independent directors. In general, the Adviser will vote in favor of management’s director nominees if they are running unopposed. The Adviser believes that management is in the best possible position to evaluate the qualifications of directors and the needs and dynamics of a particular board. The Adviser of course maintains the ability to vote against any candidate whom it feels is not qualified. For example, we will generally vote for management’s director nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities. Conversely, we will vote against individual directors if they do not provide an adequate explanation for repeated absences at board meetings. When management’s nominees are opposed in a proxy contest, the Adviser will evaluate which nominees’ publicly-announced management policies and goals are most likely to maximize shareholder value, as well as the past performance of the incumbents. In cases where the Adviser’s clients are significant holders of a company’s voting securities, management’s recommendations will be reviewed with the client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent directors of a fund, the trustee of a retirement plan).

b.	Committee Service. The Adviser will withhold votes for non-independent directors who serve on the audit, compensation and/or nominating committees of the board.

c.	Classification of Boards. The Adviser will support proposals that seek to declassify boards. Conversely, the Adviser will oppose efforts to adopt classified board structures.

American Century Investments	Proxy Voting Policies
d.	Majority Independent Board. The Adviser will support proposals calling for a majority of independent directors on a board. We believe that a majority of independent directors can helps to facilitate objective decision making and enhances accountability to shareholders.

e.	Withholding Campaigns. The Adviser will support proposals calling for shareholders to withhold votes for directors where such actions will advance the principles set forth in paragraphs (a) through (d) above.
2.	Ratification of Selection of Auditors

The Adviser will generally rely on the judgment of the issuer’s audit committee in selecting the independent auditors who will provide the best service to the company. The Adviser believes that independence of the auditors is paramount and will vote against auditors whose independence appears to be impaired. We will vote against proposed auditors in those circumstances where (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) non-audit fees comprise more than 50% of the total fees paid by the company to the audit firm; or (3) there is reason to believe that the independent auditor has previously rendered an opinion to the issuer that is either inaccurate or not indicative of the company’s financial position.
B. Equity-Based Compensation Plans
The Adviser believes that equity-based incentive plans are economically significant issues upon which shareholders are entitled to vote. The Adviser recognizes that equity-based compensation plans can be useful in attracting and maintaining desirable employees. The cost associated with such plans must be measured if plans are to be used appropriately to maximize shareholder value. The Adviser will conduct a case-by-case analysis of each stock option, stock bonus or similar plan or amendment, and generally approve management’s recommendations with respect to adoption of or amendments to a company’s equity-based compensation plans, provided that the total number of shares reserved under all of a company’s plans is reasonable and not excessively dilutive.

The Adviser will review equity-based compensation plans or amendments thereto on a case-by-case basis. Factors that will be considered in the determination include the company’s overall capitalization, the performance of the company relative to its peers, and the maturity of the company and its industry; for example, technology companies often use options broadly throughout its employee base which may justify somewhat greater dilution.

Amendments which are proposed in order to bring a company’s plan within applicable legal requirements will be reviewed by the Adviser’s legal counsel; amendments to executive bonus plans to comply with IRS Section 162(m) disclosure requirements, for example, are generally approved.

The Adviser will generally vote against the adoption of plans or plan amendments that:
•	provide for immediate vesting of all stock options in the

American Century Investments	Proxy Voting Policies
event of a change of control of the company (see “Anti-Takeover Proposals” below);

•	reset outstanding stock options at a lower strike price unless accompanied by a corresponding and proportionate reduction in the number of shares designated. The Adviser will generally oppose adoption of stock option plans that explicitly or historically permit repricing of stock options, regardless of the number of shares reserved for issuance, since their effect is impossible to evaluate;

•	establish restriction periods shorter than three years for restricted stock grants;

•	do not reasonably associate awards to performance of the company; and

•	are excessively dilutive to the company.
C. Anti-Takeover Proposals
In general, the Adviser will vote against any proposal, whether made by management or shareholders, which the Adviser believes would materially discourage a potential acquisition or takeover. In most cases an acquisition or takeover of a particular company will increase share value. The adoption of anti-takeover measures may prevent or frustrate a bid from being made, may prevent consummation of the acquisition, and may have a negative effect on share price when no acquisition proposal is pending. The items below discuss specific anti-takeover proposals.
1.	Cumulative Voting

The Adviser will vote in favor of any proposal to adopt cumulative voting and will vote against any proposal to eliminate cumulative voting that is already in place, except in cases where a company has a staggered board. Cumulative voting gives minority shareholders a stronger voice in the company and a greater chance for representation on the board. The Adviser believes that the elimination of cumulative voting constitutes an anti-takeover measure.

2.	Staggered Board

If a company has a “staggered board,” its directors are elected for terms of more than one year and only a segment of the board stands for election in any year. Therefore, a potential acquiror cannot replace the entire board in one year even if it controls a majority of the votes. Although staggered boards may provide some degree of continuity and stability of leadership and direction to the board of directors, the Adviser believes that staggered boards are primarily an anti-takeover device and will vote against them. However, the Adviser does not necessarily vote against the reelection of staggered boards.

3.	“Blank Check” Preferred Stock

Blank check preferred stock gives the board of directors the ability to issue preferred stock, without further shareholder approval, with such rights, preferences, privileges and restrictions as may be set by the board. In response to a hostile

American Century Investments	Proxy Voting Policies
take-over attempt, the board could issue such stock to a friendly party or “white knight” or could establish conversion or other rights in the preferred stock which would dilute the common stock and make an acquisition impossible or less attractive. The argument in favor of blank check preferred stock is that it gives the board flexibility in pursuing financing, acquisitions or other proper corporate purposes without incurring the time or expense of a shareholder vote. Generally, the Adviser will vote against blank check preferred stock. However, the Adviser may vote in favor of blank check preferred if the proxy statement discloses that such stock is limited to use for a specific, proper corporate objective as a financing instrument.

4.	Elimination of Preemptive Rights

When a company grants preemptive rights, existing shareholders are given an opportunity to maintain their proportional ownership when new shares are issued. A proposal to eliminate preemptive rights is a request from management to revoke that right.

While preemptive rights will protect the shareholder from having its equity diluted, it may also decrease a company’s ability to raise capital through stock offerings or use stock for acquisitions or other proper corporate purposes. Preemptive rights may therefore result in a lower market value for the company’s stock. In the long term, shareholders could be adversely affected by preemptive rights. The Adviser generally votes against proposals to grant preemptive rights, and for proposals to eliminate preemptive rights.

5.	Non-targeted Share Repurchase

A non-targeted share repurchase is generally used by company management to prevent the value of stock held by existing shareholders from deteriorating. A non-targeted share repurchase may reflect management’s belief in the favorable business prospects of the company. The Adviser finds no disadvantageous effects of a non-targeted share repurchase and will generally vote for the approval of a non-targeted share repurchase subject to analysis of the company’s financial condition.

6.	Increase in Authorized Common Stock

The issuance of new common stock can also be viewed as an anti-takeover measure, although its effect on shareholder value would appear to be less significant than the adoption of blank check preferred. The Adviser will evaluate the amount of the proposed increase and the purpose or purposes for which the increase is sought. If the increase is not excessive and is sought for proper corporate purposes, the increase will be approved. Proper corporate purposes might include, for example, the creation of additional stock to accommodate a stock split or stock dividend, additional stock required for a proposed acquisition, or additional stock required to be reserved upon exercise of employee stock option plans or employee stock purchase plans. Generally, the Adviser will vote in favor of an increase in authorized common stock of up to 100%; increases in excess of 100% are evaluated on a case-by-case basis, and will be voted affirmatively if management has provided sound justification for the increase.

American Century Investments	Proxy Voting Policies
7.	“Supermajority” Voting Provisions or Super Voting Share Classes

A “supermajority” voting provision is a provision placed in a company’s charter documents which would require a “supermajority” (ranging from 66 to 90%) of shareholders and shareholder votes to approve any type of acquisition of the company. A super voting share class grants one class of shareholders a greater per-share vote than those of shareholders of other voting classes. The Adviser believes that these are standard anti-takeover measures and will vote against them. The supermajority provision makes an acquisition more time-consuming and expensive for the acquiror. A super voting share class favors one group of shareholders disproportionately to economic interest. Both are often proposed in conjunction with other anti-takeover measures.

8.	“Fair Price” Amendments

This is another type of charter amendment that would require an offeror to pay a “fair” and uniform price to all shareholders in an acquisition. In general, fair price amendments are designed to protect shareholders from coercive, two-tier tender offers in which some shareholders may be merged out on disadvantageous terms. Fair price amendments also have an anti-takeover impact, although their adoption is generally believed to have less of a negative effect on stock price than other anti-takeover measures. The Adviser will carefully examine all fair price proposals. In general, the Adviser will vote against fair price proposals unless it can be determined from the proposed operation of the fair price proposal that it is likely that share price will not be negatively affected and the proposal will not have the effect of discouraging acquisition proposals.

9.	Limiting the Right to Call Special Shareholder Meetings.

The incorporation statutes of many states allow minority shareholders at a certain threshold level of ownership (frequently 10%) to call a special meeting of shareholders. This right can be eliminated (or the threshold increased) by amendment to the company’s charter documents. The Adviser believes that the right to call a special shareholder meeting is significant for minority shareholders; the elimination of such right will be viewed as an anti-takeover measure and we will vote against proposals attempting to eliminate this right and for proposals attempting to restore it.

10.	Poison Pills or Shareholder Rights Plans

Many companies have now adopted some version of a poison pill plan (also known as a shareholder rights plan). Poison pill plans generally provide for the issuance of additional equity securities or rights to purchase equity securities upon the occurrence of certain hostile events, such as the acquisition of a large block of stock.

The basic argument against poison pills is that they depress share value, discourage offers for the company and serve to “entrench” management. The basic argument in favor of poison pills is that they give management more time and leverage to deal with a takeover bid and, as a result, shareholders may receive a better price. The

American Century Investments	Proxy Voting Policies
Adviser believes that the potential benefits of a poison pill plan are outweighed by the potential detriments. The Adviser will generally vote against all forms of poison pills.

We will, however, consider on a case-by-case basis poison pills that are very limited in time and preclusive effect. We will generally vote in favor of such a poison pill if it is linked to a business strategy that will – in our view – likely result in greater value for shareholders, if the term is less than three years, and if shareholder approval is required to reinstate the expired plan or adopt a new plan at the end of this term.

11.	Golden Parachutes

Golden parachute arrangements provide substantial compensation to executives who are terminated as a result of a takeover or change in control of their company. The existence of such plans in reasonable amounts probably has only a slight anti-takeover effect. In voting, the Adviser will evaluate the specifics of the plan presented.

12.	Reincorporation

Reincorporation in a new state is often proposed as one part of a package of anti-takeover measures. Several states (such as Pennsylvania, Ohio and Indiana) now provide some type of legislation that greatly discourages takeovers. Management believes that Delaware in particular is beneficial as a corporate domicile because of the well-developed body of statutes and case law dealing with corporate acquisitions.

We will examine reincorporation proposals on a case-by-case basis. If the Adviser believes that the reincorporation will result in greater protection from takeovers, the reincorporation proposal will be opposed. We will also oppose reincorporation proposals involving jurisdictions that specify that directors can recognize non-shareholder interests over those of shareholders. When reincorporation is proposed for a legitimate business purpose and without the negative effects identified above, the Adviser will vote affirmatively.

13.	Confidential Voting

Companies that have not previously adopted a “confidential voting” policy allow management to view the results of shareholder votes. This gives management the opportunity to contact those shareholders voting against management in an effort to change their votes.

Proponents of secret ballots argue that confidential voting enables shareholders to vote on all issues on the basis of merit without pressure from management to influence their decision. Opponents argue that confidential voting is more expensive and unnecessary; also, holding shares in a nominee name maintains shareholders’ confidentiality. The Adviser believes that the only way to insure anonymity of votes is through confidential voting, and that the benefits of confidential voting outweigh the incremental additional cost of administering a confidential voting system. Therefore, we will vote in favor of any proposal to adopt confidential voting.

American Century Investments	Proxy Voting Policies
14.	Opting In or Out of State Takeover Laws

State takeover laws typically are designed to make it more difficult to acquire a corporation organized in that state. The Adviser believes that the decision of whether or not to accept or reject offers of merger or acquisition should be made by the shareholders, without unreasonably restrictive state laws that may impose ownership thresholds or waiting periods on potential acquirors. Therefore, the Adviser will vote in favor of opting out of restrictive state takeover laws.
C. Other Matters
1.	Shareholder Proposals Involving Social, Moral or Ethical Matters

The Adviser will generally vote management’s recommendation on issues that primarily involve social, moral or ethical matters, such as the MacBride Principles pertaining to operations in Northern Ireland. While the resolution of such issues may have an effect on shareholder value, the precise economic effect of such proposals, and individual shareholder’s preferences regarding such issues is often unclear. Where this is the case, the Adviser believes it is generally impossible to know how to vote in a manner that would accurately reflect the views of the Adviser’s clients, and therefore will review management’s assessment of the economic effect of such proposals and rely upon it if we believe its assessment is not unreasonable.

Shareholders may also introduce social, moral or ethical proposals which are the subject of existing law or regulation. Examples of such proposals would include a proposal to require disclosure of a company’s contributions to political action committees or a proposal to require a company to adopt a non-smoking workplace policy. The Adviser believes that such proposals are better addressed outside the corporate arena, and will vote with management’s recommendation; in addition, the Adviser will generally vote against any proposal which would require a company to adopt practices or procedures which go beyond the requirements of existing, directly applicable law.

2.	Anti-Greenmail Proposals

“Anti-greenmail” proposals generally limit the right of a corporation, without a shareholder vote, to pay a premium or buy out a 5% or greater shareholder. Management often argues that they should not be restricted from negotiating a deal to buy out a significant shareholder at a premium if they believe it is in the best interest of the company. Institutional shareholders generally believe that all shareholders should be able to vote on such a significant use of corporate assets. The Adviser believes that any repurchase by the company at a premium price of a large block of stock should be subject to a shareholder vote. Accordingly, it will vote in favor of anti-greenmail proposals.

3.	Indemnification

The Adviser will generally vote in favor of a corporation’s proposal to indemnify its officers and directors in accordance with

American Century Investments	Proxy Voting Policies
applicable state law. Indemnification arrangements are often necessary in order to attract and retain qualified directors. The adoption of such proposals appears to have little effect on share value.

4.	Non-Stock Incentive Plans

Management may propose a variety of cash-based incentive or bonus plans to stimulate employee performance. In general, the cash or other corporate assets required for most incentive plans is not material, and the Adviser will vote in favor of such proposals, particularly when the proposal is recommended in order to comply with IRC Section 162(m) regarding salary disclosure requirements. Case-by-case determinations will be made of the appropriateness of the amount of shareholder value transferred by proposed plans.

5.	Director Tenure

These proposals ask that age and term restrictions be placed on the board of directors. The Adviser believes that these types of blanket restrictions are not necessarily in the best interests of shareholders and therefore will vote against such proposals, unless they have been recommended by management.

6.	Directors’ Stock Options Plans

The Adviser believes that stock options are an appropriate form of compensation for directors, and the Adviser will vote for director stock option plans which are reasonable and do not result in excessive shareholder dilution. Analysis of such proposals will be made on a case-by-case basis, and will take into account total board compensation and the company’s total exposure to stock option plan dilution.

7.	Director Share Ownership

The Adviser will vote against shareholder proposals which would require directors to hold a minimum number of the company’s shares to serve on the Board of Directors, in the belief that such ownership should be at the discretion of Board members.
Monitoring Potential Conflicts of Interest
Corporate management has a strong interest in the outcome of proposals submitted to shareholders. As a consequence, management often seeks to influence large shareholders to vote with their recommendations on particularly controversial matters. In the vast majority of cases, these communications with large shareholders amount to little more than advocacy for management’s positions and give the Adviser’s staff the opportunity to ask additional questions about the matter being presented. Companies with which the Adviser has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which the Adviser votes on matters for its clients. To ensure that such a conflict of interest does not affect proxy votes cast for the Adviser’s clients, our proxy voting personnel regularly catalog companies with whom the Adviser has significant business relationships; all discretionary (including case-by-case) voting for these companies will be voted by the client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent directors of a fund or the trustee of a retirement plan).
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American Century Investments	Proxy Voting Policies
The voting policies expressed above are of course subject to modification in certain circumstances and will be reexamined from time to time. With respect to matters that do not fit in the categories stated above, the Adviser will exercise its best judgment as a fiduciary to vote in the manner which will most enhance shareholder value.
Case-by-case determinations will be made by the Adviser’s staff, which is overseen by the General Counsel of the Adviser, in consultation with equity managers. Electronic records will be kept of all votes made.

Original 6/1/1989

Revised 12/05/1991

Revised 2/15/1997

Revised 8/1/1999

Revised 7/1/2003

Revised 12/13/2005

Ark Asset Management Co., Inc.
Statement of Proxy Voting Policies and Procedures
February 2005
Introduction
Proxy voting is an important responsibility. This statement sets forth the current policies and procedures of Ark Asset Management Co., Inc. (“Ark”) with regard to the voting of proxies over which we have investment responsibility. These policies and procedures are available to our clients upon request.
General Proxy Voting Policy
Proxy voting guidelines are required by Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended (the “Adviser’s Act”). Pursuant to various provisions of the Adviser’s Act, Ark acts in a fiduciary capacity with respect to each of its clients and, therefore, Ark must act in the interest of the beneficial owners of the accounts it manages. Accordingly, in voting proxies, Ark is guided by general fiduciary principles. Ark will attempt to consider all factors of its vote that could affect the value of the beneficial owner’s investments. With respect to proxies that Ark votes, the primary objective of Ark is to vote such proxies in the manner that it believes will do the most to maximize the value of its clients’ investments. Ark will likely vote against any management proposals that Ark believes could prevent companies from realizing their maximum market value, or would insulate companies and/or management, from accountability to shareholders or prudent regulatory compliance.
In addition, the Department of Labor has made it clear that the voting of proxies is an integral part of our duties as an investment manager for clients that are ERISA plan assets. As such, Ark must vote proxies in the best interest of its plan clients and their participants and beneficiaries. We will do so in accordance with our fiduciary responsibilities as defined in ERISA and the regulations promulgated thereunder, exercising our professional investment judgment on all such matters. In determining our vote, we will not subordinate the economic interest of the plan and its participants and beneficiaries to any other entity or interested party. We will not allow our voting to be dictated by the position of any outsiders, other than following the recommendations of an independent third party in situations involving conflicts of interest (see “Conflicts of Interest” below) or where required by applicable law. It is Ark’s intent to vote all proxies, either directly or through a proxy voting service appointed by Ark. However, if a client participates in a stock loan program, the proxy of a stock on loan at record date may not be forwarded to Ark

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according to the provision of stock loan agreements, and Ark shall not be responsible for not being able to vote those proxies.
Ark’s proxy voting process is dynamic and subject to periodic review. Reflecting this ongoing process, our judgment concerning the manner in which the best economic interest of the shareholders is achieved can and has changed over time based on additional information, further analysis, and changes in the economic environment. Our policy may be revised in Ark’s discretion to address any such changes.
The following summarizes Ark’s current proxy voting policy and procedures. It is meant solely as a guide and cannot address every issue that may arise. All decisions will be based on our analysis of the company, its management, the merits of the individual proposal, and its expected economic impact on the specific company.
Proxy Voting Policies and Procedures
Each proxy proposal is reviewed on a case-by-case basis by Ark’s Proxy Coordinator to determine the issues presented in the proxy. The proxy is then marked for vote by a senior investment professional consistent with our professional investment judgment as to what will best benefit the financial and economic interest of the client, including any plan and its participants and beneficiaries.
A record of all proxy decisions and the rationale for voting will be retained and available for inspection by the client at any time in accordance with the procedures listed below.
Business Operations
These are proposals that are a standard and necessary aspect of business operations and that we believe will not typically have a significant effect on the value of the investment. Factors that are considered in reviewing these proposals include the financial performance of the Company, attendance and independence of board members and committees, and enforcement of strict accounting practices. Each proposal is reviewed individually and we generally support such items unless our analysis indicates activity that we consider is not in the best interest of the shareholders. Standard business operations include:
•	Name changes

•	Election of directors

•	Ratification of auditors

•	Maintaining current levels of directors’ indemnification and liability

•	Increase in authorized shares (common stock only) if there is no intention to significantly dilute shareholders’ proportionate interest

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•	Employee stock purchase or ownership plans
Changes in Status
There are proposals that change the status of the corporation, its individual securities, or the ownership status of the securities. We will review each issue on a case-by-case basis. As stated previously, voting decisions will be made in a manner that, in our professional investment judgment, best benefit the financial and economic interest of the client, including any plan and its participants and beneficiaries. Changes in Status include proposals regarding:
•	Mergers, acquisitions, restructurings

•	Reincorporations

•	Changes in capitalization
Shareholder Democracy
We will generally vote against any proposal that attempts to limit shareholder democracy in a way that could restrict the ability of the shareholders to realize the value of their investment. This would include proposals endorsing or facilitating:
•	Increased indemnification protections for directors or officers

•	Certain supermajority requirements

•	Unequal voting rights

•	Classified boards

•	Cumulative voting

•	Authorization of new securities if intention appears to be to unduly dilute shareholders’ proportionate interest

•	Amending state of incorporation if intention appears to disfavor the economic interest of the shareholders
We will generally support proposals that maintain or expand shareholder democracy such as:
•	Annual elections

•	Independent directors

•	Confidential voting

•	Proposals that require shareholder approval for:
•	Adoption or retention of “poison pills” or golden parachutes

•	Elimination of cumulative voting or preemptive rights

•	Reclassification of company boards

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Compensation
We believe reasonable compensation is appropriate for directors, executives and employees. Compensation should be used as an incentive and to align the interests of the involved parties with the long-term financial success of the Company. It should not be excessive or utilized in a way that compromises independence or creates a conflict of interest. Among the factors we consider when reviewing a compensation proposal is the potential dilution of outstanding shares, whether a plan has broad-based participation and whether a plan allows for the re-pricing of options. Each proposal is reviewed individually.
Other Matters
Some proxy proposals address social, environmental, and issues of conscience with regard to the business conduct of a company. As with all proxies, Ark will review each issue on a case-by-case basis and determine what in our opinion, will best enhance the value of the investment for the client, including any plan and its participants and beneficiaries.
Conflicts of Interest
Ark must act as a fiduciary when voting proxies on behalf of its clients. In that regard, Ark will seek to avoid any conflict of interest by following the proxy voting policies and procedures set forth in this document. In addition, Ark will actively monitor the proxies it receives on behalf of its clients to identify and resolve any potential conflict of interest.
Where Ark identifies a potential conflict of interest, Ark will initially determine whether such potential conflict is material. Where Ark determines there is a potential for a material conflict of interest regarding a proxy, Ark will take one or some of the following steps: (i) inform the client of the conflict and Ark’s proposed voting decision; (ii) discuss the proxy vote with the client and provide the client with an opportunity to direct the voting on its behalf; and/or (iii) seek the recommendations of an independent third party. Whenever Ark determines there is a potential for a material conflict of interest, Ark will document which step or steps it took to ensure the proxy vote was in the best interest of the client — and not the product of any material conflict. Such documentation will be maintained in accordance with the recordkeeping procedures set forth below.
Recordkeeping
In accordance with Rule 204-2 under the Adviser’s Act, Ark will maintain the following: (i) a copy of these proxy voting policies and procedures; (ii) proxy statements received regarding client securities; (iii) records of votes cast on behalf of a client; (iv) written records of client requests for proxy voting information, (v) written responses to a client’s written or oral requests, and (vi) any documents prepared by Ark that were material to how a proxy was voted or that memorialized the basis for the voting decision.

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In maintaining item (ii) above, Ark may rely on proxy statements filed on the SEC’s EDGAR system in lieu of maintaining internal copies. In maintaining item (iii) above, Ark may rely on the records of any third party, such as a proxy voting service; provided, however, that Ark will not rely on such a third party without the express agreement of such party to provide a copy of the documents upon request.
Ark will take reasonable measures to maintain and preserve each of these documents in an easily accessible place for a period of not less than six (6) years from commencing from the end of the fiscal year during which the last entry was made on such record. During the first two (2) years of such six (6) year period, all required documents will be maintained in Ark’s main office.
Disclosure of Proxy Voting Record
Ark will provide a summary of these policies and procedures in its Form ADV Part II to be furnished to clients. Ark will further provide a copy of these policies and procedures to any client upon request. In addition, Ark will inform its clients how they can obtain further information about the manner in which Ark has voted their proxies.
Upon a request from a client, Ark will furnish its proxy voting record with respect to such client’s securities. In general, Ark will respond to such client request; however, any client request for information that Ark is not required to maintain pursuant to its recordkeeping responsibilities under Rule 204-2, may require additional time for an appropriate response (including, if applicable, that such records are no longer available or maintained by Ark).
Except as may be required under the Investment Company Act of 1940, in accordance with Rule 206(4)-6(b) under the Adviser’s Act, Ark is not required to publicly disclose how it voted any particular proxy or group of proxies. This non-disclosure may be important for investment advisers to maintain privacy regarding clients (for example, to protect the privacy of their clients’ holdings).
With respect to each of Ark’s clients that is either an open-end or closed-end management investment company registered under the Investment Company Act of 1940 and for which Ark has been delegated the responsibility for voting the proxies, Ark will coordinate with such investment company to ensure that the information required under Form N-PX or Form N-CSR, as the case may be, is accurate and complete.

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Barrow, Hanley, Mewhinney & Straus, Inc. — Proxy Voting
BHMS has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the beneficial owners. BHMS maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our Firm’s proxy policies and procedures to clients. BHMS will provide information to clients about how their proxies were voted and will retain records related to proxy voting.
BHMS retains Institutional Shareholder Services (ISS) for corporate governance research and beginning January 1, 2007, BHMS will use ISS policy recommendations. Clare Burch, the Proxy Coordinator, will review each proxy for each company to insure that all votes are in the best interest of the beneficial owners.
Proxy Oversight Committee
•	BHMS’ Proxy Oversight Committee reviews and reevaluates ISS policies. Policy modifications and updates implemented by ISS will be reviewed by the Proxy Oversight Committee on an on-going basis to assure that all proxy voting decisions are in the best interests of the beneficial owner.

•	The Proxy Oversight Committee includes portfolio managers James Barrow, Richard Englander and Jane Gilday, and Proxy Coordinator, Clare Burch.
Conflicts of Interest
•	All proxies will be voted uniformly in accordance with ISS recommendations unless BHMS overrides a specific issue. This includes proxies of companies who are also clients, thereby eliminating potential conflicts of interest.
BHMS has adopted written procedures to implement the Firm’s policy and reviews to monitor and insure our policy is observed, implemented properly and amended or updated, as appropriate, including:
•	BHMS sends a daily electronic transfer of all stock positions to ISS (Institutional Shareholder Services).

•	ISS identifies all accounts eligible to vote for each security and posts the proposals and research on its website.

•	The Proxy Coordinator reviews each proxy proposed and reevaluates existing voting guidelines. Any new or controversial issues are presented to the Proxy Oversight Committee for evaluation.

•	ISS verifies that every vote is received, voted and recorded.

•	BHMS sends a proxy report to each client, at least annually (or as requested by client), listing number of shares voted and disclosing how each proxy was voted.

•	BHMS scans all voting records and saves digital copies to the network which is backed up daily.

•	BHMS’ guidelines addressing specific issues are available upon request by calling 214-665-1900 or by e-mailing clientservices@barrowhanley.com.

•	BHMS will identify any conflicts that exist between the interests of the Firm and the client by reviewing the relationship of the Firm with the issuer of each security to determine if we or any of our employees have any financial, business or personal relationship with the issuer.

•	If a material conflict of interest exists, the Proxy Coordinator will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

•	BHMS will maintain a record of the voting resolution of any conflict of interest.

•	The Proxy Coordinator shall retain the following proxy records in accordance with the SEC’s five-year retention requirement:
➢	These policies and procedures and any amendments;

➢	A record of each vote cast;

➢	Any document BHMS created that was material to making a decision on how to vote proxies, or that memorializes that decision including periodic reports to the Proxy Oversight Committee; and

➢	A copy of each written request from a client for information on how BHMS voted such client’s proxies and a copy of any written response.
Clare Burch is responsible for implementing and monitoring our proxy voting policy, procedures, disclosures and recordkeeping, including outlining our voting guidelines in our procedures.

Columbus Circle Investors
PROXY VOTING POLICY
2006
I. Procedures
Columbus Circle Investors (Columbus Circle) is generally authorized by its clients, as a term of its Investment Advisory Agreement, the authority to vote and give proxies for the securities held in clients’ investment accounts. At their election, however, clients may retain this authority, in which case Columbus Circle will consult with clients regarding proxy voting decisions as requested.
For those clients for whom Columbus Circle Investors (Columbus Circle) has undertaken to vote proxies, Columbus Circle retains the final authority and responsibility for such voting subject to any specific restrictions or voting instructions by clients.
In addition to voting proxies for clients, Columbus Circle:
1)	provides clients with a concise summary of its proxy voting policy, which includes information describing how clients may obtain a copy of this complete policy and information regarding how specific proxies related to each respective investment account are voted. Columbus Circle provides this summary to all new clients as part of its Form ADV, Part II disclosure brochure, which is available to any clients upon request;

2)	applies its proxy voting policy according to the following voting policies and keeps records of votes for each client through Institutional Shareholder Services;

3)	keeps records of proxy voting available for inspection by each client or governmental agencies — to both determine whether the votes were consistent with policy and to determine all proxies were voted;

4)	monitors such voting for any potential conflicts of interest and maintains systems to deal with these issues appropriately; and

5)	maintains this written proxy voting policy, which may be updated and supplemented from time to time;
Frank Cuttita, Columbus Circle’s Chief Administrative Officer and Chief Compliance Officer, will maintain Columbus Circle’s proxy voting process. Clients with questions regarding proxy voting decisions in their accounts should contact Mr. Cuttita.
2006 PROXY VOTING POLICY • 1

II. Voting Guidelines
Keeping in mind the concept that no issue is considered “routine,” outlined below are general voting parameters on various types of issues when there are no extenuating circumstances, i.e., company specific reason for voting differently. The Operating Committee of Columbus Circle has adopted the following voting parameters.
To assist in its voting process, Columbus Circle has engaged Institutional Shareholder Services (ISS), an independent investment advisor that specializes in providing a variety of fiduciary level proxy related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. ISS also provides Columbus Circle with reports that reflect proxy voting activities for Columbus Circle’s client portfolios which provide information for appropriate monitoring of such delegated responsibilities.
Columbus Circle has delegated to ISS the authority to vote Columbus Circle’s clients’ proxies consistent with the following parameters. ISS further has the authority to determine whether any extenuating specific company circumstances exist that would mandate a special consideration of the application of these voting parameters. If ISS makes such a determination, the matter will be forwarded to Mr. Frank Cuttita for review. Likewise, ISS will present to Columbus Circle any specific matters not addressed within the following parameters for consideration.
A. Management Proposals:
1. When voting on ballot items that are fairly common management sponsored initiatives certain items are generally, although not always, voted affirmatively.
t	“Normal” elections of directors

t	Approval of auditors/CPA

t	Directors’ liability and indemnification

t	General updating/corrective amendments to charter

t	Elimination of cumulative voting

t	Elimination of preemptive rights
2006 PROXY VOTING POLICY • 2

2. When voting items that have a potential substantive financial or best interest impact, certain items are generally, although not always, voted affirmatively:
t	Capitalization changes that eliminate other classes of stock and voting rights

t	Changes in capitalization authorization for stock splits, stock dividends, and other specified needs.

t	Stock purchase plans with an exercise price of not less than 85% FMV

t	Stock option plans that are incentive based and not excessive

t	Reductions in supermajority vote requirements

t	Adoption of antigreenmail provisions
3. When voting items which have a potential substantive financial or best interest impact, certain items are generally not voted in support of the proposed management sponsored initiative:
t	Capitalization changes that add classes of stock that are blank check in nature or that dilute the voting interest of existing shareholders

t	Changes in capitalization authorization where management does not offer an appropriate rationale or that are contrary to the best interest of existing shareholders

t	Anti-takeover and related provisions which serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

t	Amendments to bylaws that would require super-majority shareholder votes to pass or repeal certain provisions

t	Classified or single-slate boards of directors

t	Reincorporation into a state that has more stringent anti-takeover and related provisions

t	Shareholder rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions which prevent legitimate offers from proceeding.
2006 PROXY VOTING POLICY • 3

t	Excessive compensation or non-salary compensation related proposals, always company specific and considered case-by-case

t	Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered

t	Amending articles to relax quorum requirements for special resolutions

t	Re-election of director(s) directly responsible for a company’s fraudulent or criminal act

t	Re-election of director(s) who holds offices of chairman and CEO

t	Re-election of director(s) who serve on audit, compensation and nominating committees

t	Election of directors with service contracts of three years, which exceed best practice and any change in control provisions

t	Adoption of option plans/grants to directors or employees of related companies

t	Lengthening internal auditors’ term in office to four years
B. Shareholder Proposals:
Traditionally shareholder proposals have been used mainly for putting social initiatives and issues in front of management and other shareholders. Under ERISA, it is inappropriate to use (vote) plan assets to carry out such social agendas or purposes. Thus, shareholder proposals are examined closely for their relationship to the best interest of shareholders, i.e., beneficiaries, and economic impact.
1. When voting shareholder proposals, in general, initiatives related to the following items are supported:
t	Auditors should attend the annual meeting of shareholders

t	Election of the board on an annual basis

t	Equal access to proxy process

t	Submit shareholder rights plan poison pill to vote or redeem
2006 PROXY VOTING POLICY • 4

t	Undo various anti-takeover related provisions

t	Reduction or elimination of super-majority vote requirements

t	Anti-greenmail provisions

t	Submit audit firm ratification to shareholder votes

t	Audit firm rotations every five or more years

t	Requirement to expense stock options

t	Establishment of holding periods limiting executive stock sales

t	Report on executive retirement benefit plans

t	Require two-thirds of board to be independent

t	Separation of chairman and chief executive posts
2. When voting shareholder proposals, in general, initiatives related to the following items are not supported:
t	Requiring directors to own large amounts of stock before being eligible to be elected

t	Restoring cumulative voting in the election of directors

t	Reports which are costly to provide or which would require duplicative efforts or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of ERISA shareholders

t	Restrictions related to social, political or special interest issues which impact the ability of the company to do business or be competitive and which have a significant financial or best interest impact, such as specific boycotts or restrictions based on political, special interest or international trade considerations; restrictions on political contributions; and the Valdez principles.

t	Restrictions banning future stock option grants to executives except in extreme cases
3. Additional shareholder proposals require case-by-case analysis
2006 PROXY VOTING POLICY • 5

t	Prohibition or restriction of auditors from engaging in non-audit services (auditors will be voted against if non-audit fees are greater than audit and audit-related fees, and permitted tax fees combined)

t	Requirements that stock options be performance-based

t	Submission of extraordinary pension benefits for senior executives under a company’s SERP for shareholder approval

t	Shareholder access to nominate board members

t	Requiring offshore companies to reincorporate into the United States
Another expression of active involvement is the voting of shareholder proposals. Columbus Circle evaluates and supports those shareholder proposals on issues that appropriately forward issues of concern to the attention of corporate management. Historically, many shareholder proposals received very little support, often not even enough to meet SEC refiling requirements in the following year although the SEC is considering relaxing the standards for the placement of shareholder initiatives on ballots. Support of appropriate shareholder proposals is becoming a more widespread and acknowledged practice and is viewed by many as a direct expression of concern on an issue to corporate management. It is noted, however, that the source (and motivation of the shareholder proposal proponent) can affect outcome on a shareholder proposal vote.
Columbus Circle has not, to date, actively considered filing shareholder proposals, writing letters to companies on a regular basis, or engaging numerous companies in a dialogue. These activities and others that could be considered expressions of activism are not under consideration at this time. Should a particular equity company’s policy become of concern, the evaluation and voting process will continue to be the first level of monitoring and communication. Columbus Circle’s staff participates in national forums and maintains contacts with corporate representatives.
III. Conflicts of Interest
Columbus Circle will monitor its proxy voting process for material conflicts of interest. By maintaining the above-described proxy voting process, most votes are made based on overall voting parameters rather than their application to any particular company thereby eliminating the effect of any potential conflict of interest.
Columbus Circle has reviewed its business, financial and personal relationships to determine whether any conflicts of interest exist, and will at least annually assess the impact of any conflicts of interest. As of the date of this policy, Columbus Circle may
2006 PROXY VOTING POLICY • 6

have a conflict of interest related to voting certain securities of publicly held companies to which the firm provides investment advisory services.
In the event of a vote involving a conflict of interest that does not meet the specific outlined parameters above or and requires additional company-specific decision-making, Columbus Circle will vote according to the voting recommendation of ISS. In the rare occurrence that ISS does not provide a recommendation, CCI may request client consent on the issue.
Eff. 01/20/2006
2006 PROXY VOTING POLICY • 7

DIMENSIONAL FUND ADVISORS LP
PROXY VOTING POLICY SUMMARY DESCRIPTION
     Dimensional Fund Advisors LP (“Dimensional”) has adopted Proxy Voting Policies and Procedures (the “Voting Policies”) and Proxy Voting Guidelines (“Voting Guidelines”), which Dimensional will apply to funds advised and sub-advised by Dimensional (the “Funds”).
     The Investment Committee of Dimensional Fund Advisors LP (“Dimensional”) is generally responsible for overseeing Dimensional’s proxy voting process. The Investment Committee has formed a Corporate Governance Committee composed of certain officers, directors and other personnel of Dimensional and has delegated to its members authority to (i) oversee the voting of proxies, (ii) make determinations as to how to vote certain specific proxies, and (iii) verify the on-going compliance with the Voting Policies. The Corporate Governance Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to the Voting Policies and may designate other personnel of Dimensional to vote proxies on behalf of the Funds.
     Dimensional votes (or refrains from voting) proxies in a manner consistent with the best interests of the Funds as understood by Dimensional at the time of the vote. Generally, Dimensional analyzes proxy statements on behalf of the Funds in accordance with the Voting Policies and the Voting Guidelines. Most proxies that Dimensional receives will be voted in accordance with the Voting Guidelines. Since most proxies are voted in accordance with the Voting Guidelines, it normally will not be necessary for Dimensional to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for Dimensional during the proxy voting process. However, the Proxy Policies do address the procedures to be followed if a conflict of interest arises between the interests of the Funds, and the interests of Dimensional or its affiliates. If the Corporate Governance Committee member has actual knowledge of a conflict of interest and recommends a vote contrary to the Voting Guidelines, Dimensional, prior to voting, will fully disclose the conflict to the Board of Directors of the Funds, or an authorized committee or designee of such Board, and vote the proxy in accordance with the direction of the Board or its authorized committee or designee.
     Dimensional will usually vote proxies in accordance with the Voting Guidelines. The Voting Guidelines provide a framework for analysis and decision making, however, the Voting Guidelines do not address all potential issues. In order to be able to address all the relevant facts and circumstances related to a proxy vote, Dimensional reserves the right to vote counter to the Voting Guidelines if, after a review of the matter, Dimensional believes that the best interests of the Funds would be served by such a vote. In such a circumstance, the analysis will be documented in writing and periodically presented to the Corporate Governance Committee. To the extent that the Voting Guidelines do not cover potential voting issues, Dimensional will vote on such issues in a manner that is consistent with the spirit of the Voting Guidelines and that Dimensional believes would be in the best interests of the Funds.
     Examples of some of the Voting Guidelines are described below. Under the Voting Guidelines proxies will usually be voted for: (i) the ratification of independent auditors (ii) the elimination of anti-takeover measures; and (iii) re-incorporation when the economic factors outweigh any negative governance changes. Pursuant to the Voting Guidelines proxies will usually be voted against: (i) the institution of anti-takeover measures (such as the institution of classified boards of directors and the creation of super majority provisions) and (ii) proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution and other rights. The Voting Guidelines also provide that certain proposals will be considered on a case-by-case basis, including: (i) mergers and acquisitions, which will be assessed to determine whether the transaction enhances shareholder value; (ii) proposals with respect to management compensation plans; (iii) proposals increasing the authorized common stock of a company and (iv) proposals with respect to the composition of a company’s Board of Directors. Dimensional may, but will not ordinarily, take social concerns into account in voting proxies with respect to securities held by a Fund.
     Dimensional votes (or refrains from voting) proxies in a manner that Dimensional determines is in the best interests of a Fund and which seeks to maximize the value of that fund’s investments. In some cases, Dimensional may determine that it is in the best interests of a Fund to refrain from exercising proxy voting rights. Dimensional may determine that voting is not in the best interest of a Fund and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of Dimensional, exceed the expected benefits of voting. For securities on loan, Dimensional will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes. It is Dimensional’s belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by Dimensional recalling loaned securities in order to ensure they are voted. Dimensional does intend to recall securities on loan if it determines that voting the securities is likely to materially affect the value of the investment of the Funds and that it is in that fund’s best interests to do so. In cases where Dimensional does not receive a solicitation or enough information within a sufficient time (as reasonably determined by Dimensional) prior to the proxy-voting deadline, Dimensional may be unable to vote.
     With respect to non-U.S. securities, it is typically both difficult and costly to vote proxies due to local restrictions, customs, and other requirements or restrictions. Dimensional does not vote proxies of non-U.S. companies if Dimensional determines that the expected economic costs from voting outweigh the anticipated economic benefit to a Fund associated with voting. Dimensional determines whether to vote proxies of non-U.S. companies on a portfolio-by-portfolio basis, and generally implements uniform voting procedures for all proxies of a country. Dimensional periodically reviews voting logistics, including costs and other voting difficulties, on a portfolio by portfolio and country by country basis, in order to determine if there have been any material changes that would affect Dimensional’s decision of whether or not to vote.
     Dimensional has retained Institutional Shareholder Services (“ISS”), a division of Risk Metrics Group, Inc., an independent third party service provider, to provide certain services with respect to proxy voting. ISS provides information on shareholder meeting dates and proxy materials; translates proxy materials printed in a foreign language; provides research on proxy proposals and voting recommendations in accordance with the Voting Guidelines; effects votes on behalf of the Funds; and provides reports concerning the proxies voted. Although Dimensional may consider the recommendations of ISS on proxy issues, Dimensional remains ultimately responsible for all proxy voting decisions.

Proxy Voting Procedures of Edge Asset Management, Inc.
As Revised January 2, 2007
The Role of Edge Asset Management, Inc.
In its capacity as an investment adviser for each of its clients, Edge Asset Management, Inc. (“EAM”) shall, except where EAM and the client have otherwise agreed, assist the client in voting proxies with respect to its portfolio securities to the extent that such proxies relate to matters involving investment judgment. In addition, the client may authorize EAM, in its capacity as adviser, to vote the client’s proxies. In such cases, EAM is responsible for casting the proxy votes in a manner consistent with the best interests of the client.
The Role of the Proxy Voting Service
EAM has engaged Institutional Shareholder Services (“ISS”) to assist in the voting of proxies. ISS is responsible for coordinating with the client’s custodian to ensure that all proxy materials received by the custodian relating to the client’s portfolio securities are processed in a timely fashion. Subject to the right of the client and/or EAM to instruct ISS to vote a specific proxy in a specific manner (an “Exception”), ISS will vote all proxies in accordance with its proxy voting guidelines. (Where those guidelines call for a determination to be made on a case-by-case basis, ISS is responsible for obtaining such information as is reasonably necessary for it to determine how to vote such proxies in the best interests of the client, and for so voting such proxies.) ISS will notify EAM as to how it intends to vote each proxy no later than 3 business days prior to voting such proxy. In the event EAM wishes to create an Exception for a proxy vote, it will notify ISS at least 1 business day before the last day on which the proxy could be voted. Except as may otherwise be agreed by a client, EAM will provide a report (including both the basis and rationale for the Exception and a certification as to the absence of any conflict of interest (as described below under “Conflicts of Interest”) relating to such proxy) with respect to each Exception to the client at least quarterly.
ISS will identify to EAM any proxy with respect to which it may be deemed to have a conflict of interest at least 5 business days prior to the last day such proxy could be voted. EAM will determine how any such proxy will be voted, unless it may also be deemed to have a conflict, in which case EAM will make a recommendation to the client with respect to the proxy, and the client will determine how the proxy should be voted.
Conflicts of Interest
Occasions may arise where a person or organization involved in the proxy voting process for a client may have a conflict of interest in voting the client’s proxy. A conflict of interest may exist, for example, if EAM has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., a familial relationship with company management) relating to a particular proxy shall disclose that conflict to EAM and otherwise remove himself from the proxy voting process. EAM will review each proxy with respect to which it wishes to create an Exception to determine if a conflict of interest exists and will provide the client with a Conflicts Report for each proxy that (1) describes any conflict of interest, (2) discusses the procedures used to address such conflict of interest, and (3) discloses any contacts from parties outside EAM (other than routine communications from proxy solicitors) with respect to the proxy.

Proxy Voting Guidelines of Edge Asset Management, Inc.
As Revised January 2, 2007
The proxy voting guidelines below give a general indication of how Edge Asset Management, Inc. (“EAM”) will vote a client’s portfolio securities on proposals dealing with a particular issue. In cases where EAM has engaged a proxy voting service, the proxy voting service will vote all proxies relating to client’s portfolio securities in accordance with its guidelines, except as otherwise instructed by the client or EAM. If a portfolio security is currently being loaned by a client but is the subject of a vote that EAM determines is material to the value of the security, EAM will seek to recall that portfolio security and vote the proxy in accordance with these guidelines. Votes with respect to portfolio securities on loan will otherwise be voted in the discretion of the borrower.
The proxy voting guidelines are just that – guidelines. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when EAM may not vote in strict adherence to these guidelines.
EAM, as part of its ongoing review and analysis of all client portfolio holdings, is responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the client and/or any proxy voting service of circumstances where the client’s interests warrant a vote contrary to these guidelines.
The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as “management proposals”), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and EAM’s intent to hold corporate boards accountable for their actions in promoting shareholder interests, the client’s proxies generally will be voted in support of decisions reached by independent boards of directors. Accordingly, the client’s proxies will be voted FOR board-approved proposals, except as indicated below.
DOMESTIC (U.S.) PROXIES
1.	Auditors
•	Vote FOR proposals to ratify auditors, unless any of the following apply:
•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	Fees for non-audit services are excessive; or

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.
•	Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

•	Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account these factors:
•	Tenure of the audit firm

•	Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price

•	Length of the rotation period advocated in the proposal

•	Significant audit-related issues

•	Number of audit committee meetings held each year

•	Number of financial experts serving on the committee
2.	Board of Directors
a.	Voting on Director Nominees in Uncontested Elections

Generally, vote CASE-BY-CASE. But WITHHOLD votes from:
•	Insiders and affiliated outsiders on boards that are not at least majority independent

•	Directors who sit on more than six boards, or on more than two public boards in addition to their own if they are CEOs of public companies

•	Directors who adopt a poison pill without shareholder approval since the company’s last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption

•	Directors who serve on the compensation committee when there is a negative correlation between chief executive pay and company performance (fiscal year end basis)

•	Directors who have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election
b.	Classification/Declassification of the Board
•	Vote AGAINST proposals to classify the board.

•	Vote FOR proposals to repeal classified boards and to elect all directors annually.
c.	Independent Chairman (Separate Chairman/CEO)
•	Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines. Additionally, the company should not have underperformed its peers.

d.	Majority of Independent Directors/Establishment of Committees
•	Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence.

•	Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.
3.	Shareholder Rights
a.	Shareholder Ability to Act by Written Consent
•	Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

•	Vote FOR proposals to allow or make easier shareholder action by written consent.
b.	Shareholder Ability to Call Special Meetings
•	Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

•	Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.
c.	Supermajority Vote Requirements
•	Vote AGAINST proposals to require a supermajority shareholder vote.

•	Vote FOR proposals to lower supermajority vote requirements.
d.	Cumulative Voting
•	Vote AGAINST proposals to eliminate cumulative voting.

•	Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.
e.	Confidential Voting
•	Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

•	Vote FOR management proposals to adopt confidential voting.

4.	Proxy Contests
a.	Voting for Director Nominees in Contested Elections
•	Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.
b.	Reimbursing Proxy Solicitation Expenses
•	Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.
5.	Poison Pills
•	Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.
6.	Mergers and Corporate Restructurings
•	Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.
7.	Reincorporation Proposals
•	Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.
8.	Capital Structure
a.	Common Stock Authorization
•	Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

•	Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

•	Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

b.	Dual-class Stock
•	Vote AGAINST proposals to create a new class of common stock with superior voting rights.

•	Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:
•	It is intended for financing purposes with minimal or no dilution to current shareholders, or

•	It is not designed to preserve the voting power of an insider or significant shareholder.
9.	Executive and Director Compensation
•	Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. ISS’s methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC’s rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, ISS compares it to a company-specific dilution cap.

•	Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

•	Vote FOR a plan if the cost is reasonable (below the cap) unless any of the following conditions apply:
•	The plan expressly permits repricing of underwater options without shareholder approval; or

•	There is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on

•	The company’s most recent three-year burn rate is excessive and is an outlier within its peer group.
a.	Management Proposals Seeking Approval to Reprice Options
•	Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange

•	Option vesting

•	Term of the option

•	Exercise price

•	Participation

•	Treatment of surrendered options.
b.	Qualified Employee Stock Purchase Plans
•	Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

•	Vote FOR employee stock purchase plans where all of the following apply:
•	Purchase price is at least 85 percent of fair market value,

•	Offering period is 27 months or less, and

•	Potential voting power dilution (VPD) is ten percent or less.

•	Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.
c.	Nonqualified Employee Stock Purchase Plans
•	Vote on nonqualified employee stock purchase plans on a CASE-BY-CASE basis.

•	Vote FOR nonqualified plans with all the following features:
•	Broad-based participation

•	Limits on employee contribution (a fixed dollar amount or a percentage of base salary)

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value

•	No discount on the stock price on the date of purchase since there is a company matching contribution
•	Vote AGAINST nonqualified employee stock purchase plans if they do not meet the above criteria.
d.	Shareholder Proposals on Compensation
•	Generally, vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:
•	Advocate the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless the proposal is overly restrictive or the company already substantially uses such awards.

•	Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).
10.	Social and Environmental Issues
•	These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity. In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company. Vote:
•	FOR proposals for the company to amend its Equal Employment Opportunity (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.

•	AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.

•	CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, with consideration of the risks associated with certain international markets, the utility of such a report to shareholders, and the existence of a publicly available code of corporate conduct that applies to international operations
FOREIGN (NON-U.S.) PROXIES
1.	Financial Results/Director and Auditor Reports
•	Vote FOR approval of financial statements and director and auditor reports, unless:
•	There are concerns about the accounts presented or audit procedures used, or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.
2.	Appointment of Auditors and Auditor Compensation
•	Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:
•	There are serious concerns about the accounts presented or the audit procedures used,

•	The auditors are being changed without explanation, or

•	Non-audit-related fees are substantial or are routinely in excess of standard annual audit fees.
•	Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

•	ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.
3.	Appointment of Internal Statutory Auditors
•	Vote FOR the appointment or reelection of statutory auditors, unless:
•	There are serious concerns about the statutory reports presented or the audit procedures used,

•	Questions exist concerning any of the statutory auditors being appointed, or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
4.	Allocation of Income
•	Vote FOR approval of the allocation of income, unless:
•	The dividend payout ratio has been consistently below 30 percent without adequate explanation, or

•	The payout is excessive given the company’s financial position.
5.	Stock (Scrip) Dividend Alternative
•	Vote FOR most stock (scrip) dividend proposals.

•	Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
6.	Amendments to Articles of Association
•	Vote amendments to the articles of association on a CASE-BY-CASE basis.
7.	Change in Company Fiscal Term
•	Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.
8.	Lower Disclosure Threshold for Stock Ownership
•	Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.
9.	Amend Quorum Requirements
•	Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
10.	Transact Other Business
•	Vote AGAINST other business when it appears as a voting item.
11.	Director Elections
•	Vote FOR management nominees in the election of directors, unless:
•	Adequate disclosure has not been met in a timely fashion,

•	There are clear concerns over questionable finances or restatements,

•	There have been questionable transactions with conflicts of interest,

•	There are any records of abuses against minority shareholder interests, and

•	There are clear concerns about the past performance of the company or the board; or

•	The board fails to meet minimum corporate governance standards.
•	Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

•	Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

•	Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed).

•	Vote AGAINST labor representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees.
12.	Director Compensation
•	Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

•	Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

•	Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

•	Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.
13.	Discharge of Board and Management
•	Vote FOR discharge of the board and management, unless:
•	There are serious questions about actions of the board or management for the year in question, or

•	Legal action is being taken against the board by other shareholders.
•	Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.
14.	Director, Officer, and Auditor Indemnification and Liability Provisions
•	Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

•	Vote AGAINST proposals to indemnify auditors.
15.	Board Structure
•	Vote FOR proposals to fix board size.

•	Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

•	Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.
16.	Share Issuance Requests
a.	General Issuances
•	Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

•	Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.
b.	Specific Issuances
•	Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.
17.	Increases in Authorized Capital
•	Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

•	Vote FOR specific proposals to increase authorized capital to any amount, unless:
•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).
•	Vote AGAINST proposals to adopt unlimited capital authorizations.
18.	Reduction of Capital
•	Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

•	Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
19.	Capital Structures
•	Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

•	Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.
20.	Preferred Stock
•	Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

•	Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS’s guidelines on equity issuance requests.

•	Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

•	Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

•	Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.
21.	Debt Issuance Requests
•	Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

•	Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS’s guidelines on equity issuance requests.

•	Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.
22.	Pledging of Assets for Debt
•	Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.
23.	Increase in Borrowing Powers
•	Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.
24.	Share Repurchase Plans:
•	Vote FOR share repurchase plans, unless:
•	Clear evidence of past abuse of the authority is available, or

•	The plan contains no safeguards against selective buybacks.
25.	Reissuance of Shares Repurchased:
•	Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
26.	Capitalization of Reserves for Bonus Issues/Increase In Par Value:
•	Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.
27.	Reorganizations/Restructurings:
•	Vote reorganizations and restructurings on a CASE-BY-CASE basis.
28.	Mergers and Acquisitions:
•	Vote FOR mergers and acquisitions, unless:
•	The impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group, or

•	The company’s structure following the acquisition or merger does not reflect good corporate governance.
•	Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

•	ABSTAIN if there is insufficient information available to make an informed voting decision.
29.	Mandatory Takeover Bid Waivers:
•	Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.
30.	Reincorporation Proposals:
•	Vote reincorporation proposals on a CASE-BY-CASE basis.
31.	Expansion of Business Activities:
•	Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.
32.	Related-Party Transactions:
•	Vote related-party transactions on a CASE-BY-CASE basis.
33.	Compensation Plans:
•	Vote compensation plans on a CASE-BY-CASE basis.
34.	Anti-takeover Mechanisms:
•	Vote AGAINST all anti-takeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.
35.	Shareholder Proposals:
•	Vote all shareholder proposals on a CASE-BY-CASE basis.

•	Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

•	Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

EMERALD ADVISERS, INC.
PROXY VOTING POLICY
The voting policies set forth below apply to all proxies which Emerald Advisers, Inc. is entitled to vote. It is EAI’s policy to vote all such proxies. Corporate governance through the proxy process is solely concerned with the accountability and responsibility for the assets entrusted to corporations. The role of institutional investors in the governance process is the same as the responsibility due all other aspects of the fund’s management. First and foremost, the investor is a fiduciary and secondly, an owner. Fiduciaries and owners are responsible for their investments. These responsibilities include:
1)	selecting proper directors

2)	insuring that these directors have properly supervised management

3)	resolve issues of natural conflict between shareholders and managers
a.	Compensation

b.	Corporate Expansion

c.	Dividend Policy

d.	Free Cash Flow

e.	Various Restrictive Corporate Governance Issues, Control Issues, etc.

f.	Preserving Integrity
In voting proxies, EAI will consider those factors which would affect the value of the investment and vote in the manner, which in its view, will best serve the economic interest of its clients. Consistent with this objective, EAI will exercise its vote in a activist pro-shareholder manner in accordance with the following policies.
I. BOARDS OF DIRECTORS
In theory, the board represents shareholders, in practice, all to often Board members are selected by management. Their allegiance is therefore owed to management in order to maintain their very favorable retainers and prestigious position. In some cases, corporations never had a nominating process, let alone criteria for the selection of Board members. Shareholders have begun to focus on the importance of the independence of the Board of Directors and the nominating process for electing these Board members. Independence is an important criterium to adequately protect shareholders’ ongoing financial interest and to properly conduct a board member’s oversight process. Independence though, is only the first criteria for a Board. Boards need to be responsible fiduciaries in their oversight and decision making on behalf of the owners and corporations. Too many companies are really ownerless. Boards who have failed to perform their duties, or do not act in the best interests of the shareholders should be voted out. A clear message is sent when a no confidence vote is given to a set of directors or to a full Board.

A. Election of Directors, a Board of Directors, or any number of Directors. In order to assure Boards are acting solely for the shareholders they represent, the following resolutions will provide a clear message to underperforming companies and Boards who have failed to fulfill duties assigned to them.
• Votes should be cast in favor of shareholder proposals asking that boards be comprised of a majority of outside directors.
• Votes should be cast in favor of shareholder proposals asking that board audit, compensation and nominating committees be comprised exclusively of outside directors.
• Votes should be cast against management proposals to re-elect the board if the board has a majority of inside directors.
• Votes should be withheld for directors who may have an inherent conflict of interest by virtue of receiving consulting fees from a corporation (affiliated outsiders).
• Votes should be withheld, on a case by case basis, for those directors of the compensation committees responsible for particularly egregious compensation plans.
• Votes should be withheld for directors who have failed to attend 75% of board or committee meetings in cases where management does not provide adequate explanation for the absences.
• Votes should be withheld for incumbent directors of poor performing companies; defining poor performing companies as those companies who have below average stock performance (vs. peer group/Wilshire 5000) and below average return on assets and operating margins.
• Votes should be cast in favor of proposals to create shareholder advisory committees. These committees will represent shareholders’ views, review management, and provide oversight of the board and their directors.
B. Selection of Accountants: EAI will generally support a rotation of accountants to provide a truly independent audit. This rotation should generally occur every 4-5 years.
C. Incentive Stock Plans. EAI will generally vote against all excessive compensation and incentive stock plans which are not performance related.
D. Corporate restructuring plans or company name changes, will generally be evaluated on a case by case basis.

E. Annual Meeting Location. This topic normally is brought forward by minority shareholders, requesting management to hold the annual meeting somewhere other than where management desires. Resolution. EAI normally votes with management, except in those cases where management seeks a location to avoid their shareholders.
F. Preemptive Rights. This is usually a shareholder request enabling shareholders to participate first in any new offering of common stock. Resolution: We do not feel that preemptive rights would add value to shareholders, we would vote against such shareholder proposals.
G. Mergers and/or Acquisitions. Each merger and/or acquisition has numerous ramifications for long term shareholder value. Resolution: After in-depth valuation EAI will vote its shares on a case by case basis.
II. CORPORATE GOVERNANCE ISSUES
These issues include those areas where voting with management may not be in the best interest of the institutional investor. All proposals should be examined on a case by case basis.
A. Provisions Restricting Shareholder Rights. These provisions would hamper shareholders ability to vote on certain corporate actions, such as changes in the bylaws, greenmail, poison pills, recapitalization plans, golden parachutes, and on any item that would limit shareholders’ right to nominate, elect, or remove directors. These items can change the course of the corporation overnight and shareholders should have the right to vote on these critical issues. Resolution: Vote Against management proposals to implement such restrictions and vote For shareholder proposals to eliminate them.
B. Anti-Shareholder Measures. These are measures designed to entrench management so as to make it more difficult to effect a change in control of the corporation. They are normally not in the best interests of shareholders since they do not allow for the most productive use of corporate assets.
1. Classification of the Board of Directors:
A classified Board is one in which directors are not elected in the same year rather their terms of office are staggered. This eliminates the possibility of removing entrenched management at any one annual election of directors. Resolution: Vote Against proposals to classify the Board and support proposals (usually shareholder initiated) to implement annual election of the Board.

2. Shareholder Rights Plans (Poison Pills):
Anti-acquisition proposals of this sort come in a variety of forms. In general, issuers confer contingent benefits of some kind on their common stockholders. The most frequently used benefit is the right to buy shares at discount prices in the event of defined changes in corporate control. Resolution: Vote Against proposals to adopt Shareholder Rights Plans, and vote For Shareholder proposals eliminating such plans.
3. Unequal Voting Rights:
A takeover defense, also known as superstock, which gives holders disproportionate voting rights. EAI adheres to the One Share, One Vote philosophy, as all holders of common equity must be treated fairly and equally. Resolution: Vote Against proposals creating different classes of stock with unequal voting privileges.
4. Supermajority Clauses:
These are implemented by management requiring that an overly large amount of shareholders (66-95% of shareholders rather than a simple majority) approve business combinations or mergers, or other measures affecting control. This is another way for management to make changes in control of the company more difficult. Resolution: Vote Against management proposals to implement supermajority clauses and support shareholder proposals to eliminate them.
5. Fair Price Provisions:
These provisions allow management to set price requirements that a potential bidder would need to satisfy in order to consummate a merger. The pricing formulas normally used are so high that the provision makes any tender offer prohibitively expensive. Therefore, their existence can foreclose the possibility of tender offers and hence, the opportunity to secure premium prices for holdings. Resolution: Vote Against management proposals to implement fair price provisions and vote For shareholder proposals to eliminate them.
Caveat: Certain fair price provisions are legally complex and require careful analysis and advice before concluding whether or not their adoption would serve stockholder interest.
6. Increases in authorized shares and/or creation of new classes of common and preferred stock:
a. Increasing authorized shares.
EAI will support management if they have a stated purpose for increasing the authorized number of common and preferred stock. Under normal circumstances, this would include stock splits, stock dividends, stock option plans, and for additional financing needs. However, in certain circumstances, it is apparent that management is proposing these increases as an anti-takeover measure. When used in this manner, share increases could inhibit or discourage stock acquisitions by a potential buyer, thereby negatively affecting a fair price valuation for the company.
Resolution: On a case by case basis, vote Against management if they attempt to increase the amount of shares that they are authorized to issue if their intention is to use the excess shares to discourage a beneficial business combination. One way to determine if management intends to abuse its right to issue shares is if the amount of authorized shares requested is double the present amount of authorized shares.
b. Creation of new classes of stock.
Managements have proposed authorizing shares of new classes of stock, usually preferreds, which the Board would be able to issue at their discretion. The Board would also be granted the discretion to determine the dividend rate, voting privileges, redemption provisions, conversion rights, etc. without approval of the shareholders. These “blank check” issues are designed specifically to inhibit a takeover, merger, or accountability to its shareholders.
Resolution: EAI would vote AGAINST management in allowing the Board the discretion to issue any type of “blank check” stock without shareholder approval.
c. Directors and Management Liability and Indemnification.
These proposals are a result of the increasing cost of insuring directors and top management against lawsuits. Generally, managements propose that the liability of directors and management be either eliminated or limited. Shareholders must have some recourse for losses that are caused by negligence on the part of directors and management. Therefore directors and management should be responsible for their fiduciary duty of care towards the company. The Duty of Care is defined as the obligation of directors and management to be diligent in considering a transaction or in taking or refusing to take a corporate action.
Resolution: On a case by case basis, EAI votes Against attempts by management to eliminate directors and management liability for their duty of care.
d. Compensation Plans (Incentive Plans)
Management occasionally will propose to adopt an incentive plan which will become effective in the event of a takeover or merger. These plans are commonly known as “golden parachutes” or “tin parachutes” as they are specifically designed to grossly or unduly benefit a select few in management who would most likely lose their jobs in an acquisition. Shareholders should be allowed to vote on all plans of this type.
Resolution: On a case by case basis, vote Against attempts by management to adopt proposals that are specifically designed to grossly or unduly benefit members of executive management in the event of an acquisition.
e. Greenmail
EAI would not support management in the payment of greenmail.
Resolution: EAI would vote FOR any shareholder resolution that would eliminate the possibility of the payment of greenmail.
f. Cumulative Voting
Cumulative voting entitles stockholders to as many votes as equal the number of shares they own multiplied by the number of directors being elected. According to this set of rules, a shareholder can cast all votes towards a single director, or any two or more. This is a proposal usually made by a minority shareholder seeking to elect a director to the Board who sympathizes with a special interest. It also can be used by management that owns a large percentage of the company to ensure that their appointed directors are elected.
Resolution: Cumulative voting tends to serve special interests and not those of shareholders, therefore EAI will vote Against any proposals establishing cumulative voting and For any proposal to eliminate it.
g. Proposals Designed to Discourage Mergers & Acquisitions In Advance These provisions direct Board members to weigh socioeconomic and legal as well as financial factors when evaluating takeover bids. This catchall apparently means that the perceived interests of customers, suppliers, managers, etc., would have to be considered along with those of the shareholder. These proposals may be worded: “amendments to instruct the Board to consider certain factors when evaluating an acquisition proposal”. Directors are elected primarily to promote and protect the shareholder interests. Directors should not allow other considerations to dilute or deviate from those interests. Resolution: EAI will vote Against proposals that would discourage the most productive use of corporate assets in advance.
h. Confidential Voting
A company that does not have a ballot provision has the ability to see the proxy votes before the annual meeting. In this way, management is able to know before the final outcome how their proposals are being accepted. If a proposal is not going their way, management has the ability to call shareholders to attempt to convince them to change their votes. Elections should take place in normal democratic process which includes the secret ballot. Elections without the secret ballot can lead to coercion of shareholders, employees, and other corporate partners. Resolution: Vote For proposals to establish secret ballot voting.
i. Disclosure
Resolution: EAI will vote Against proposals that would require any kind of unnecessary disclosure of business records. EAI will vote For proposals that require disclosure of records concerning unfair labor practices or records dealing with the public safety.
j. Sweeteners
Resolution: EAI will vote Against proposals that include what are called “sweeteners” used to entice shareholders to vote for a proposal that includes other items that may not be in the shareholders best interest. For instance, including a stock split in the same proposal as a classified Board, or declaring an extraordinary dividend in the same proposal installing a shareholders rights plan (Poison Pill).

k. Changing the State of Incorporation
If management sets forth a proposal to change the State of Incorporation, the reason for change is usually to take advantage of another state’s liberal corporation laws, especially regarding mergers, takeovers, and anti-shareholder measures. Many companies view the redomestication in another jurisdiction as an opportune time to put new anti-shareholder measures on the books or to purge their charter and bylaws of inconvenient shareholder rights, written consent, cumulative voting, etc. Resolution: On a case by case basis, EAI will vote Against proposals changing the State of Incorporation for the purpose of their anti-shareholder provisions and will support shareholder proposals calling for reincorporation into a jurisdiction more favorable to shareholder democracy.
l. Equal Access to Proxy Statements
EAI supports stockholders right to equal access to the proxy statement, in the same manner that management has access. Stockholders are the owners of a corporation and should not be bound by timing deadlines and other obstacles that presently shareholders must abide by in sponsoring proposals in a proxy statement. The Board should not have the ability to arbitrarily prevent a shareholder proposal from appearing in the proxy statement. Resolution: EAI will support any proposal calling for equal access to proxy statements.
m. Abstention Votes
EAI supports changes in the method of accounting for abstention votes. Abstention votes should not be considered as shares “represented” or “cast” at an annual meeting. Only those shares cast favoring or opposing a proposal should be included in the total votes cast to determine if a majority vote has been achieved. Votes cast abstaining should not be included in total votes cast. Resolution: EAI will support any proposal to change a company’s by-laws or articles of incorporation to reflect the proper accounting for abstention votes.
III. Other Issues
On other major issues involving questions of community interest, moral and social concern, fiduciary trust and respect for the law such as:
A. Human Rights
B. Nuclear Issues
C. Defense Issues
D. Social Responsibility
EAI, in general supports the position of management. Exceptions to this policy Include:
1. South Africa
EAI will actively encourage those corporations that have South African interests to adopt and adhere to the Statement of Principles for South

Africa, formerly known as the Sullivan Principles, and to take further actions to promote responsible corporate activity.
2. Northern Ireland
EAI will actively encourage U.S. companies in Northern Ireland to adopt and adhere to the MacBride Principles, and to take further actions to promote responsible corporate activity.

Essex Investment Management Company, LLC
Summary of Proxy Voting Policies and Procedures

Introduction	Essex views seriously its responsibility to exercise proxy voting authority over securities within its clients’ portfolios. As an investment adviser and fiduciary of client assets, Essex utilizes proxy voting policies and procedures intended to protect the value of shareholder investments and are designed to reasonably ensure that Essex votes proxies in the best interest of clients for whom Essex has voting authority. In voting proxies, we seek to both maximize the long-term value of our clients’ assets and to cast votes that we believe to be fair and in the best interest of the affected client(s). Proxies are considered client assets and are managed with the same care, skill and diligence as all other client assets.

The following, is a summary of the policies and procedures that govern the voting of proxies in situations where Essex is responsible for such voting. Essex clients will either retain proxy voting authority or delegate it to Essex. If a client has delegated such authority to Essex (whether in the client’s investment management agreement with Essex or otherwise), Essex will vote proxies for that client. If a particular client for whom Essex has investment discretion has not explicitly delegated proxy voting authority to Essex, Essex will vote such client’s proxies.

Voting Agent	Essex has contracted with an independent third party, Institutional Shareholders Services (“ISS”), to conduct in-depth proxy research, execute proxy votes, and keep various records necessary for tracking proxy voting actions taken and proxy voting materials for the appropriate client account. ISS specializes in providing a variety of fiduciary-level services related to proxy voting. ISS researches proxy issues and then independent from Essex executes votes.

Essex has adopted ISS’ proxy voting policy guidelines as its own and votes Essex’s clients’ proxies (for those clients over which it has proxy voting authority) according to those policy guidelines. There are three sets of ISS proxy voting policy guidelines adopted by Essex, two for Taft-Hartley Union/Public Plan Sponsor clients (PVS or SIRS proxy voting policy and guidelines) and another, for all other clients, covering U.S. and global proxies. It is the client’s decision as to which set of guidelines will be used to vote its proxies.

Details of ISS’ proxy voting policy guidelines are available upon request.

In extraordinary circumstances, Essex’s Proxy Voting Committee (“Committee”) and Compliance Officer may actively issue a voting instruction. The Committee is discussed below.

Proxy Voting Committee	Essex’s Proxy Voting Committee is responsible for deciding what is in the best interests of clients when determining how proxies are voted. The Committee meets at least annually to review and re-approve (if the Committee determines they continue to be reasonably designed to be in the best interest of Essex’s clients), ISS’ proxy voting policies as Essex’s own proxy voting policies. Any changes to the ISS voting policies must be reviewed, approved, and adopted by the Committee at the time the changes occur. The Committee also would become involved in extraordinary circumstances in which Essex decides to exercise it voting discretion.

Conflicts of Interest	As noted, Essex has an agreement with ISS as an independent proxy voting agent and Essex has adopted the ISS proxy voting policies. The adoption of the ISS proxy voting policies provides pre-determined policies for voting proxies and is thus designed to remove conflicts of interest that could affect the outcome of a vote. The intent of this policy is to remove any discretion that Essex may have to interpret on how to vote proxies in cases where Essex has a material conflict of interest or the appearance of a material conflict of interest.

There may be a situation where ISS itself may have a material conflict with an issuer of a proxy vote for which it is voting on Essex’s clients’ behalf. In those situations, ISS will fully or partially abstain from voting and Essex’s Committee will provide the actual voting recommendation after a review of the vote(s) involved. Essex’s Compliance Officer must approve any decision made on such vote prior to the vote being cast.

Essex’s Committee and Compliance Officer will also become involved in any other situation, though expected to be rare, where Essex takes voting discretion from ISS. In both of the preceding circumstances, the Committee and Essex’s Compliance Officer will work to ensure that prior to a vote being made, conflicts of interest were identified and material conflicts were properly addressed such that the vote was in the best interest of the clients rather than the product of the conflict.

How to Obtain Voting Information	Clients may obtain information about how Essex voted proxies for securities held in their account(s) or a copy of Essex’s full proxy voting policy and procedures by contacting Valerie Sullivan at (617) 342-3241 or at proxyvoting@essexinvest.com.

Goldman Sachs Asset Management
(“GSAM”)*
POLICY ON PROXY VOTING
FOR INVESTMENT ADVISORY CLIENTS
GSAM has adopted the policies and procedures set out below regarding the voting of proxies on securities held in client accounts (the “Policy”). These policies and procedures are designed to ensure that where GSAM has the authority to vote proxies, GSAM complies with its legal, fiduciary, and contractual obligations.
Guiding Principles
Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company’s shareholder value and (ii) are not influenced by conflicts of interest. These principles reflect GSAM’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.
Public Equity Investments
To implement these guiding principles for investments in publicly-traded equities, we follow the Institutional Shareholder Services (“ISS”) Standard Proxy Voting Guidelines (the “Guidelines”), except in circumstances as described below. The Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines often do not direct a particular voting outcome, but instead identify factors ISS considers in determining how the vote should be cast. A summary of the Guidelines is attached as Appendix A.
In connection with each proxy vote, ISS prepares a written analysis and recommendation (an “ISS Recommendation”) that reflects ISS’s application of Guidelines to the particular proxy issues. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS’s own evaluation of the factors. As explained more fully below, however, each GSAM equity portfolio management team (“Portfolio Management Team”) may on any particular proxy vote decide to diverge from the Guidelines or an ISS Recommendation. In such cases, our procedures require: (i) the requesting Portfolio Management Team to set forth the reasons for their decision; (ii) the approval of the Local Chief Investment Officer for the requesting Portfolio Management Team; (iii) notification to the Global Chief Investment Officer and other appropriate GSAM personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.
The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. Portfolio Management Teams base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.
Senior management of GSAM periodically reviews this Policy, including our use of the Guidelines, to ensure it continues to be consistent with our guiding principles.

Implementation by Portfolio Management Teams
General Overview
While it is GSAM’s policy generally to follow the Guidelines and the ISS Recommendations, the active-equity and quantitative-equity Portfolio Management Teams have developed different approaches for using the Guidelines and ISS Recommendations in light of their different investment philosophies and processes.
Active Equity
Our active-equity Portfolio Management Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. Therefore, on a case-by-case basis and subject to the approval process described above, each active-equity Portfolio Management Team may vote differently from the Guidelines or a particular ISS Recommendation. In forming their views on particular matters, our active-equity Portfolio Management Teams are permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and ISS Recommendations.
In our active-equity investment research process, responsibility for analyzing corporate board structures and the corporate governance practices of portfolio companies in connection with proxy voting decisions lies with the relevant Portfolio Management Team. Accordingly, each active-equity Portfolio Management Team is charged with performing these functions for the portfolio companies as part of the team’s research efforts.
As part of that research process, each active-equity Portfolio Management Team has regular internal research meetings to discuss the companies held in a particular team’s investment portfolio. Among the topics that may be discussed at these meetings are issues pertaining to a portfolio company’s record and policies on corporate governance practices that may affect shareholder value.
Each active-equity Portfolio Management Team determines how to allocate responsibility for analyzing corporate governance issues and proxy voting decisions among the team’s members. Under each arrangement, the work related to proxy voting is integrated into our research process. Each active-equity Portfolio Management Team remains responsible for ensuring that corporate governance issues are analyzed and proxy votes are cast in a manner consistent with our guiding principles.
Quantitative Equity
Our quantitative-equity Portfolio Management Teams, by contrast, have decided to follow the Guidelines and ISS Recommendations exclusively, based on such Portfolio Management Teams’ investment philosophy and approach to portfolio construction, as well as the evaluation of ISS’s services and methodology in analyzing shareholder and corporate governance matters. Nevertheless, our quantitative-equity Portfolio Management Teams retain the authority to revisit this position, with respect to both their general approach to proxy voting (subject to the approval of GSAM senior management) and any specific shareholder vote (subject to the approval process described above).
Use of Third-Party Service Providers
We utilize independent service providers, such as ISS, to assist us in developing substantive proxy voting positions. ISS also updates and revises the Guidelines on a periodic basis, and any such revisions are reviewed by GSAM to determine whether they are consistent with our guiding principles. In addition, ISS assists us in the proxy voting process by providing operational, recordkeeping and reporting services.
GSAM’s decision to retain ISS to perform the services described in this Policy is based principally on the view the services ISS provides will result in proxy voting decisions that are consistent with our guiding principles. GSAM management is responsible for reviewing our relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS to assist us in satisfying our proxy voting responsibilities.

GSAM may hire other service providers to replace or supplement ISS with respect to any of the services GSAM currently receives from ISS. In addition, individual Portfolio Management Teams may supplement the information and analyses ISS provides from other sources.
Conflicts of Interest
Pursuant to this Policy, GSAM has implemented procedures designed to prevent conflicts of interest from influencing its proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy votes cast by GSAM in accordance with the Guidelines and ISS Recommendations will not present any conflicts of interest because GSAM casts such votes in accordance with a pre-determined policy based upon the recommendations of an independent third party.
Our procedures also prohibit the influence of conflicts of interest where an active-equity Portfolio Management Team decides to vote against an ISS Recommendation. In general, conflicts of interest between GSAM and other businesses within Goldman Sachs should not affect GSAM in light of the information barrier policies separating GSAM from those other businesses. In addition, in any particular case, the approval process for a decision to vote against an ISS Recommendation, as described above, includes an inquiry into potential conflicts of interest, and GSAM senior management will not approve decisions that are based on the influence of such conflicts.
Fixed Income and Private Investments
Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be made by the relevant portfolio managers based on their assessment of the particular transactions or other matters at issue.
External Managers
Where GSAM places client assets with managers outside of GSAM, whether through separate accounts, funds-of-funds or other structures, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. GSAM may, however, retain such responsibilities where it deems appropriate.
Client Direction
Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. GSAM can also accommodate individual clients that have developed their own guidelines with ISS or another proxy service. Clients may also discuss with GSAM the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf.
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Appendix A
ISS Standard Proxy Voting Guidelines Summary
The following is a concise summary of the ISS Standard Proxy Voting Guidelines (the “Guidelines”), which form the substantive basis of GSAM’s Policy on Proxy Voting for Investment Advisory Clients (“Policy”) with respect to public equity investments. As described in the main body of the Policy, GSAM may diverge from the Guidelines and a related ISS recommendation on any particular proxy vote or in connection with any individual investment decision.
1.	Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:
•	An auditor has a financial interest in or association with the company, and is therefore not independent,

•	Fees for non-audit services are excessive, or

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.
2.	Board of Directors
a.	Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

b.	Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

c.	Independent Chairman (Separate Chairman/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

d.	Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.
3.	Shareholder Rights
a.	Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

b.	Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

c.	Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

d.	Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

e.	Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.
4.	Proxy Contests
a.	Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

b.	Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.
5.	Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

6.	Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.	Reincorporation Proposals

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.	Capital Structure
a.	Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being de-listed or if a company’s ability to continue to operate as a going concern is uncertain.

b.	Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:
•	It is intended for financing purposes with minimal or no dilution to current shareholders

•	It is not designed to preserve the voting power of an insider or significant shareholder

9.	Executive and Director Compensation

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. The ISS methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the Securities and Exchange Commission’s rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, ISS compares it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.
a.	Management Proposals Seeking Approval to Reprice Options
Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange

•	Option vesting

•	Term of the option

•	Exercise price

•	Participation
b.	Employee Stock Purchase Plans
Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:
•	Purchase price is at least 85 percent of fair market value;

•	Offering period is 27 months or less; and

•	Potential voting power dilution is ten percent or less.
Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.
c.	Shareholder Proposals on Compensation
Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.
10.	Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors go into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Asset Management
Global Proxy Voting
Procedures and Guidelines
2007 Edition
April 1, 2007
JPMorgan Asset Management Corporate Governance

Asset Management
Table of Contents- Global

Part I:	JPMorgan Asset Management Global Proxy-Voting Procedures

	A.	Objective	3
	B.	Proxy Committee	3
	C.	The Proxy Voting Process	3-4
	D.	Material Conflicts of Interest	5
	E.	Escalation of Material Conflicts of Interest	5
	F.	Recordkeeping	6
		Exhibit A	6

Part II:	JPMorgan Asset Management Global Proxy-Voting Guidelines

	A.	North America	8-23
		Table of Contents	9-10
		Guidelines	11-23

	B.	Europe, Middle East, Africa, Central America
		and South America	24-35
		Table of Contents	25
		Guidelines	26-35

	C.	Asia (ex-Japan)	36-44
		Table of Contents	37
		Guidelines	38-44

	D.	Japan	45-46
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Part I: JPMorgan Asset Management Global Proxy Voting Procedures
A.	Objective
As an investment adviser within JPMorgan Asset Management, each of the entities listed on Exhibit A attached hereto (each referred to individually as a “JPMAM Entity” and collectively as “JPMAM”) may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. In such cases, JPMAM’s objective is to vote proxies in the best interests of its clients. To further that objective, JPMAM adopted these Procedures. 1
These Procedures incorporate detailed guidelines for voting proxies on specific types of issues (the “Guidelines”). The Guidelines have been developed and approved by the relevant Proxy Committee (as defined below) with the objective of encouraging corporate action that enhances shareholder value. Because proxy proposals and individual company facts and circumstances may vary, JPMAM may not always vote proxies in accordance with the Guidelines.
B.	Proxy Committee
To oversee the proxy-voting process on an ongoing basis, a Proxy Committee will be established for each global location where proxy-voting decisions are made. Each Proxy Committee will be composed of a Proxy Administrator (as defined below) and senior officers from among the Investment, Legal, Compliance and Risk Management Departments. The primary functions of each Proxy Committee are to periodically review general proxy-voting matters; to determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; review and approve the Guidelines annually; and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMAM Entity. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of Proxy Committee members. The Proxy Committee meets at least semi-annually, or more frequently as circumstances dictate.
C.	The Proxy Voting Process [2]
JPMAM investment professionals monitor the corporate actions of the companies held in their clients’ portfolios. To assist JPMAM investment professionals with public companies’ proxy voting proposals, a JPMAM Entity may, but shall not be obligated to, retain the services of an independent proxy voting service (“Independent Voting Service”). The Independent Voting Service is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JPMAM with a comprehensive analysis of each proxy proposal and providing JPMAM with recommendations on how to vote each proxy proposal based on the Guidelines or, where no Guideline exists or where the Guidelines require a case-by-case analysis, on the Independent Voting Service’s analysis; and executing the voting of the proxies in accordance with Guidelines and its recommendation, except when a recommendation is overridden by JPMAM, as described below. If those functions are not assigned to an Independent Voting Service, they are performed or coordinated by a Proxy Administrator (as defined below).

[1]	1. Proxies for the JPMorgan Value Opportunities Fund are voted in accordance with the Washington Management Group’s proxy voting policies and not the policies of JPMAM. The JPMorgan Multi-Manager Funds vote proxies in accordance with the voting policies of each of the Managers, as applicable, and not the policies of JPMAM, except, to the extent the JPMAM policies apply to the JPMorgan Multi-Manager Small Cap Value Fund. The Undiscovered Managers Behavioral Growth Fund, Undiscovered Managers Behavorial Value Fund, and the UM Small Cap Growth Fund vote proxies in accordance with the voting policies of their subadvisers and not the policies of JPMAM.

[2]	The Proxy Voting Committee may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of recalling the loaned securities would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience or other burdens outweigh the benefits to clients of voting the securities.
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C.	The Proxy Voting Process — Continued
Situations often arise in which more than one JPMAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JPMAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.
Each JPMAM Entity appoints a JPMAM professional to act as a proxy administrator (“Proxy Administrator”) for each global location of such entity where proxy-voting decisions are made. The Proxy Administrators are charged with oversight of these Procedures and the entire proxy-voting process. Their duties, in the event an Independent Voting Service is retained, include the following: evaluating the quality of services provided by the Independent Voting Service; escalating proposals identified by the Independent Voting Service as non-routine, but for which a Guideline exists (including, but not limited to, compensation plans, anti-takeover proposals, reincorporation, mergers, acquisitions and proxy-voting contests) to the attention of the appropriate investment professionals and confirming the Independent Voting Service’s recommendation with the appropriate JPMAM investment professional (documentation of those confirmations will be retained by the appropriate Proxy Administrator); escalating proposals identified by the Independent Voting Service as not being covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) to the appropriate investment professional and obtaining a recommendation with respect thereto; reviewing recommendations of JPMAM investment professionals with respect to proposals not covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) or to override the Guidelines (collectively, “Overrides”); referring investment considerations regarding Overrides to the Proxy Committee, if necessary; determining, in the case of Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.
In the event investment professionals are charged with recommending how to vote the proxies, the Proxy Administrator’s duties include the following: reviewing recommendations of investment professionals with respect to Overrides; referring investment considerations regarding such Overrides to the Proxy Committee, if necessary; determining, in the case of such Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.
In the event a JPMAM investment professional makes a recommendation in connection with an Override, the investment professional must provide the appropriate Proxy Administrator with a written certification (“Certification”) which shall contain an analysis supporting his or her recommendation and a certification that he or she (A) received no communication in regard to the proxy that would violate either the J.P. Morgan Chase (“JPMC”) Safeguard Policy (as defined below) or written policy on information barriers, or received any communication in connection with the proxy solicitation or otherwise that would suggest the existence of an actual or potential conflict between JPMAM’S interests and that of its clients and (B) was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the clients’ interests.
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D.	Material Conflicts of Interest
The U.S. Investment Advisers Act of 1940 requires that the proxy-voting procedures adopted and implemented by a U.S. investment adviser include procedures that address material conflicts of interest that may arise between the investment adviser’s interests and those of its clients. To address such material potential conflicts of interest, JPMAM relies on certain policies and procedures. In order to maintain the integrity and independence of JPMAM’s investment processes and decisions, including proxy-voting decisions, and to protect JPMAM’s decisions from influences that could lead to a vote other than in its clients’ best interests, JPMC (including JPMAM) adopted a Safeguard Policy, and established formal informational barriers designed to restrict the flow of information from JPMC’s securities, lending, investment banking and other divisions to JPMAM investment professionals. The information barriers include, where appropriate: computer firewalls; the establishment of separate legal entities; and the physical separation of employees from separate business divisions. Material conflicts of interest are further avoided by voting in accordance with JPMAM’s predetermined Guidelines. When an Override occurs, any potential material conflict of interest that may exist is analyzed in the process outlined in these Procedures.
Examples of such material conflicts of interest that could arise include circumstances in which: (i) management of a JPMAM investment management client or prospective client, distributor or prospective distributor of its investment management products, or critical vendor, is soliciting proxies and failure to vote in favor of management may harm JPMAM’s relationship with such company and materially impact JPMAM’s business; or (ii) a personal relationship between a JPMAM officer and management of a company or other proponent of a proxy proposal could impact JPMAM’s voting decision.
E.	Escalation of Material Conflicts of Interest
When an Override occurs, the investment professional must complete the Certification and the Proxy Administrator will review the circumstances surrounding such Certification. When a potential material conflict of interest has been identified, the Proxy Administrator, in consultation with a subgroup of the Proxy Committee, will evaluate the potential conflict and determine whether an actual material conflict of interest exists. That subgroup shall include a Proxy Committee member from the Investment Department and one or more Proxy Committee members from the Legal, Compliance or Risk Management Departments. In the event that the Proxy Administrator and the subgroup of the Proxy Committee determine that an actual material conflict of interest exists, they shall make a recommendation on how the relevant JPMAM Entity shall vote the proxy. Sales and marketing professionals will be precluded from participating in the decision-making process.
Depending upon the nature of the material conflict of interest, JPMAM, in the course of addressing the material conflict, may elect to take one or more of the following measures, or other appropriate action:
•	removing certain JPMAM personnel from the proxy voting process;

•	“walling off” personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote;

•	voting in accordance with the applicable Guidelines, if any, if the application of the Guidelines would objectively result in the casting of a proxy vote in a predetermined manner; or

•	deferring the vote to the Independent Voting Service, if any, which will vote in accordance with its own recommendation.
The resolution of all potential and actual material conflict issues will be documented in order to demonstrate that JPMAM acted in the best interests of its clients.
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F.	Recordkeeping
JPMAM is required to maintain in an easily accessible place for seven (7) years all records relating to the proxy voting process. Those records include the following:
•	a copy of the JPMAM Proxy Voting Procedures and Guidelines;

•	a copy of each proxy statement received on behalf of JPMAM clients;

•	a record of each vote cast on behalf of JPMAM client holdings;

•	a copy of all documents created by JPMAM personnel that were material to making a decision on the voting of client securities or that memorialize the basis of the decision;

•	a copy of the documentation of all dialogue with issuers and JPMAM personnel created by JPMAM personnel prior to the voting of client securities; and

•	a copy of each written request by a client for information on how JPMAM voted proxies on behalf of the client, as well as a copy of any written response by JPMAM to any request by a JPMAM client for information on how JPMAM voted proxies on behalf of our client.
It should be noted that JPMAM reserves the right to use the services of the Independent Voting Service to maintain certain required records in accordance with all applicable regulations.
Exhibit A
JPMorgan Investment Advisors Inc.
JPMorgan Chase Bank , NA
J.P. Morgan Asset Management (UK) Limited
J.P. Morgan Investment Management Inc.
JF Asset Management Limited
JF Asset Management (Singapore) Limited
JF International Management Inc.
Security Capital Research & Management Incorporated
JPMorgan Asset Management Corporate Governance

Asset Management
Part II: Proxy Voting Guidelines
JPMAM is a global asset management organization with the capabilities to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, our proxy voting guidelines have been customized for each region to take into account such variations.
JPMAM currently has four sets of proxy voting guidelines covering the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the guidelines, all of these guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, each JPMAM Entity will apply the guidelines of the region in which the issuer of such security is organized.
In March 2007, JPMAM signed the Principles for Responsible Investment, an initiative of the UN Secretary-General.
JPMorgan Asset Management Corporate Governance

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Part II.A: North America Proxy Voting
JPMorgan Asset Management Corporate Governance

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Part II.A: North America Guidelines Table of Contents

1.	Uncontested Director Elections	11

2.	Proxy Contests	11
	a. Election of Directors	11
	b. Reimburse Proxy Solicitation Expenses	11

3.	Ratification of Auditors	12

4.	Proxy Contest Defenses	13-14
	a. Board Structure: Staggered vs. Annual Elections	13
	b. Shareholder Ability to Remove Directors	13
	c. Cumulative Voting	13
	d. Shareholder Ability to Call Special Meeting	14
	e. Shareholder Ability to Act by Written Consent	14
	f. Shareholder Ability to Alter the Size of the Board	14

5.	Tender Offer Defenses	14-15
	a. Poison Pills	14
	b. Fair Price Provisions	14
	c. Greenmail	14
	d. Unequal Voting Rights	14
	e. Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws	14
	f. Supermajority Shareholder Vote Requirement to Approve Mergers	15

6.	Miscellaneous Board Provisions	15-16
	a. Separate Chairman and CEO Positions	15
	b. Lead Directors and Executive Sessions	15
	c. Majority of Independent Directors	15
	d. Stock Ownership Requirements	15
	e. Term of Office	16
	f. Director and Officer Indemnification and Liability Protection	16
	g. Board Size	6
	h. Majority Vote Standard	16

7.	Miscellaneous Governance Provisions	16-17
	a. Independent Nominating Committee	16
	b. Confidential Voting	16
	c. Equal Access	16
	d. Bundled Proposals	16
	e. Charitable Contributions	16
	f. Date/Location of Meeting	16
	g. Include Nonmanagement Employees on Board	17
	h. Adjourn Meeting if Votes are Insufficient	17
	i. Other Business	17
	j. Disclosure of Shareholder Proponents	17

8.	Capital Structure	17-18
	a. Common Stock Authorization	17
	b. Stock Distributions: Splits and Dividends	17
	c. Reverse Stock Splits	17
	d. Blank Check Preferred Authorization	17
	e. Shareholder Proposals Regarding Blank Check Preferred Stock	17
	f. Adjustments to Par Value of Common Stock	17
	g. Restructurings/Recapitalizations	18
	h. Share Repurchase Programs	18
	i. Targeted Share Placements	18
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Part II.A: North America Guidelines Table of Contents

9.	Executive and Director Compensation	18-20
	a. Stock-based Incentive Plans	18-19
	b. Approval of Cash or Cash-and-Stock Bonus Plans	19
	c. Shareholder Proposals to Limit Executive and Director Pay	19
	d. Golden and Tin Parachutes	19
	e. 401(k) Employee Benefit Plans	19
	f. Employee Stock Purchase Plans	19
	g. Option Expensing	19
	h. Option Repricing	19
	i. Stock Holding Periods	19
	j. Transferable Stock Options	20

10.	Incorporation	20
	a. Reincorporation Outside of the United States	20
	b. Voting on State Takeover Statutes	20
	c. Voting on Reincorporation Proposals	20

11.	Mergers and Corporate Restructurings	20
	a. Mergers and Acquisitions	20
	b. Nonfinancial Effects of a Merger or Acquisition	20
	c. Corporate Restructuring	20
	d. Spin-offs	20
	e. Asset Sales	20
	f. Liquidations	20
	g. Appraisal Rights	20
	h. Changing Corporate Name	20

12.	Social and Environmental Issues	21-22
	a. Energy and Environment	21
	b. Northern Ireland	21
	c. Military Business	21
	d. International Labor Organization Code of Conduct	21
	e. Promote Human Rights in China, Nigeria, and Burma	21
	f. World Debt Crisis	22
	g. Equal Employment Opportunity and Discrimination	22
	h. Animal Rights	22
	i. Product Integrity and Marketing	22
	j. Human Resources Issues	22
	k. Link Executive Pay with Social and/or Environmental Criteria	22

13.	Foreign Proxies	22

14.	Pre-Solicitation Contact	22-23
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Part II.A: North America Guidelines
1.	Uncontested Director Elections

Votes on director nominees should be made on a case-by-case (for) basis. Votes generally will be WITHHELD from directors who:
1) attend less than 75 percent of the board and committee meetings without a valid excuse for the absences; or
2) implement or renew a dead-hand or modified dead-hand poison pill; or adopted or renewed a poison pill without shareholder approval since the company’s last annual meeting, does not put the pill to a vote at the current annual meeting, and there is no requirement to put the pill to shareholder vote within 12 months of its adoption.
3) are inside or affiliated outside directors and sit on the audit, compensation, or nominating committees; or
4) ignore a shareholder proposal that is approved by a i) majority of the shares outstanding, or ii) majority of the votes cast for two consecutive years; or
5) are inside or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or
6) WITHHOLD votes from insiders and affiliated outsiders on boards that are not at least majority independent; or
7) WITHHOLDING from directors who are CEOs of publicly-traded companies who serve on more than three public boards and all other directors who serve on more than six public company boards.
8) WITHHOLD votes from compensation committee members where there is a pay-for performance disconnect for Russell 3000 companies. (See 9a — Stock-Based Incentive Plans, last paragraph). WITHHOLD votes from compensation committee members if the company does not submit one-time transferable stock options to shareholders for approval.
9) WITHHOLD votes from audit committee members in circumstances in which there is evidence (such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company’s internal controls.
10) WITHHOLD votes from compensation committee members who were present at the time of the grant of backdated options or options the pricing or the timing of which we believe may have been manipulated to provide additional benefits to executives.
11) Vote case by case for shareholder proposals requesting companies to amend their bylaws in order to create access to the proxy so as to nominate candidates for directors.
We recognize the importance of shareholder access to the ballot process as a means to ensure that boards do not become self-perpetuating and self-serving. However, we are also aware that some proposals may promote certain interest groups and could be disruptive to the nomination process. Until the SEC can review the issue of shareholder access, we will reserve our position on this issue to be case by case.
Special attention will be paid to companies that display a chronic lack of shareholder accountability.
2.	Proxy Contests

2a. Election of Directors

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the subject company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

2b. Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on

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a case-by-case basis.

3.	Ratification of Auditors

Vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

Generally vote against auditor ratification and withhold votes from Audit Committee members if non-audit fees exceed audit fees.

Vote case-by-case on auditor Rotation Proposals: tenure of Audit Firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; significant audit related issues; and number of annual Audit Committee meetings held and the number of financial experts that serve on the Audit Committee.

Generally vote against auditor indemnification and limitation of liability; however we recognize there may be situations where indemnification and limitations on liability may be appropriate.

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4.	Proxy Contest Defenses

4a. Board Structure: Staggered vs. Annual Elections

Proposals regarding classified boards will be voted on a case-by-case basis. Classified boards normally will be supported if the company’s governing documents contain each of the following provisions:
1) Majority of board composed of independent directors,
2) Nominating committee composed solely of independent directors,
3) Do not require more than a two-thirds shareholders’ vote to remove a director, revise any bylaw or revise any classified board provision,
4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),
5) Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,
6) Absence of superior voting rights for one or more classes of stock,
7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and
8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).
4b. Shareholder Ability to Remove Directors
Vote against proposals that provide that directors may be removed only for cause.
Vote for proposals to restore shareholder ability to remove directors with or without cause.
Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
Vote for proposals that permit shareholders to elect directors to fill board vacancies.
4c. Cumulative Voting
Cumulative voting proposals will be voted on a case-by-case basis. If there are other safeguards to ensure that shareholders have reasonable access and input into the process of nominating and electing directors, cumulative voting is not essential. Generally, a company’s governing documents must contain the following provisions for us to vote against restoring or providing for cumulative voting:
1) Annually elected board,
2) Majority of board composed of independent directors,
3) Nominating committee composed solely of independent directors,
4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),
5) Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,
6) Absence of superior voting rights for one or more classes of stock,
7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and
8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).

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4d. Shareholder Ability to Call Special Meeting

Vote against proposals to restrict or prohibit shareholder ability to call special meetings. The ability to call special meetings enables shareholders to remove directors or initiate a shareholder resolution without having to wait for the next scheduled meeting.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

4e. Shareholder Ability to Act by Written Consent

We generally vote for proposals to restrict or prohibit shareholder ability to take action by written consent. The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.

We generally vote against proposals to allow or facilitate shareholder action by written consent.

4f. Shareholder Ability to Alter the Size of the Board

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

5.	Tender Offer Defenses

5a. Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill. Studies indicate that companies with a rights plan secure higher premiums in hostile takeover situations.

Review on a case-by-case basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, and the absence of dead-hand features.

5b. Fair Price Provisions

Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

5c. Greenmail Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

5d. Unequal Voting Rights

Generally, vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.

Vote for dual-class recapitalizations when the structure is designed to protect economic interests of investors.

5e. Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter

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and bylaw amendments.

5f. Supermajority Shareholder Vote Requirement to Approve Mergers

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

6.	Miscellaneous Board Provisions

6a. Separate Chairman and CEO Positions

We will generally vote for proposals looking to separate the CEO and Chairman roles unless the company has governance structures in place that can satisfactorily counterbalance a combined chairman and CEO/president post. Such a structure should include most or all of the following:
•	Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties. At a minimum these should include:
(1) Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,
(2) Serves as liaison between the chairman and the independent directors,
(3) Approves information sent to the board,
(4) Approves meeting agendas for the board,
(5) Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items,
(6) Has the authority to call meetings of the independent directors, and
(7) If requested by major shareholders, ensures that he is available for consultation and direct communication;
•	2/3 of independent board;

•	All-independent key committees;

•	Committee chairpersons nominated by the independent directors;

•	CEO performance is reviewed annually by a committee of outside directors; and

•	Established governance guidelines.

Additionally, the company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers.
6b. Lead Directors and Executive Sessions
In cases where the CEO and Chairman roles are combined, we will vote for the appointment of a “lead” (non-insider) director and for regular “executive” sessions (board meetings taking place without the CEO/Chairman present).
6c. Majority of Independent Directors
We generally vote for proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.
Vote for shareholder proposals requesting that the board’s audit, compensation, and/or nominating committees include independent directors exclusively.
Generally vote for shareholder proposals asking for a 2/3 independent board.
6d. Stock Ownership Requirements
Vote for shareholder proposals requiring directors to own a minimum amount of company stock in

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order to qualify as a director or to remain on the board, so long as such minimum amount is not excessive or unreasonable.
6e. Term of Office

Vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

6f. Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.

Vote against proposals to limit or eliminate director and officer liability for monetary damages for violating the relevant duty of care.

Vote against indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

Vote for proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful only if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the company’s best interests, and (2) the director’s legal expenses would be covered.

6g. Board Size

Vote for proposals to limit the size of the board to 15 members.

6h. Majority Vote Standard

We would generally vote for proposals asking for the board to initiate the appropriate process to amend the company’s governance documents (certificate of incorporation or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. We would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.

7.	Miscellaneous Governance Provisions

7a. Independent Nominating Committee

Vote for the creation of an independent nominating committee.

7b. Confidential Voting

Vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

7c. Equal Access

Vote for shareholder proposals that would give significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees and to nominate their own candidates to the board.

7d. Bundled Proposals

Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

7e. Charitable Contributions

Vote against shareholder proposals regarding charitable contributions. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

7f. Date/Location of Meeting

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Vote against shareholder proposals to change the date or location of the shareholders’ meeting. No one site will meet the needs of all shareholders.

7g. Include Nonmanagement Employees on Board

Vote against shareholder proposals to include nonmanagement employees on the board. Constituency representation on the board is not supported, rather decisions are based on director qualifications.

7h. Adjourn Meeting if Votes are Insufficient

Vote for proposals to adjourn the meeting when votes are insufficient. Management has additional opportunities to present shareholders with information about its proposals.

7i. Other Business

Vote for proposals allowing shareholders to bring up “other matters” at shareholder meetings.

7j. Disclosure of Shareholder Proponents

Vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

8.	Capital Structure

8a. Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

Vote against proposals to increase the number of authorized shares of a class of stock that has superior voting rights in companies that have dual-class capital structure.

8b. Stock Distributions: Splits and Dividends

Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance as measured by total shareholder returns.

8c. Reverse Stock Splits

Vote for management proposals to implement a reverse stock split that also reduces the number of authorized common shares to a level where the number of shares available for issuance is not excessive given a company’s industry and performance in terms of shareholder returns.

Vote case-by-case on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue.

8d. Blank Check Preferred Authorization

Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote for proposals to create “blank check” preferred stock in cases when the company expressly states that the stock will not be used as a takeover device.

Vote for proposals to authorize preferred stock in cases when the company specifies voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance as measured by total shareholder returns.

8e. Shareholder Proposals Regarding Blank Check Preferred Stock

Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

8f. Adjustments to Par Value of Common Stock

Vote for management proposals to reduce the par value of common stock. The purpose of par value is to establish the maximum responsibility of a shareholder in the event that a company

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becomes insolvent.

8g. Restructurings/Recapitalizations

Review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis. Consider the following issues:

Dilution—How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

Change in Control—Will the transaction result in a change in control of the company?

Bankruptcy— Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

8h. Share Repurchase Programs

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

8i. Targeted Share Placements

These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case by case basis after reviewing the individual situation of the company receiving the proposal.

9.	Executive and Director Compensation

9a. Stock-based Incentive Plans

Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company’s outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock’s fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices. Every award type is valued. An estimated dollar cost for the proposed plan and all continuing plans is derived. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered along with dilution to voting power.

Once the cost of the plan is estimated, it is compared to a company-specific dilution cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. To determine allowable caps, companies are categorized according to standard industry code (SIC) groups. Top quartile performers for each group are identified on the basis of five-year total shareholder returns. Industry-specific cap equations are developed using regression analysis to determine those variables that have the strongest correlation to shareholder value transfer. Industry equations are used to determine a company-specific allowable cap; this is accomplished by plugging company specific data into the appropriate industry equation to reflect size, performance, and levels of cash compensation.

Votes are primarily determined by this quantitative analysis. If the proposed plan cost is above the allowable cap, an against vote is indicated. If the proposed cost is below the allowable cap, a vote for the plan is indicated unless the plan violates the repricing guidelines. If the company has a history of repricing options or has the express ability to reprice underwater stock options without first securing shareholder approval under the proposed plan, the plan receives an against vote— even in cases where the plan cost is considered acceptable based on the quantitative analysis.

We vote against equity plans that have high average three year burn rates, unless the company has publicly committed to reduce the burn rate to a rate that is comparable to its peer group (as determined by JPMAM). JPMAM defines high average three-year burn rate as the following: the company’s most recent three-year burn rate exceeds one standard deviation by Russell 3000 index and non-Russell 3000 index; the company’s most recent three-year burn rate exceeds two percent of common shares outstanding.

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9a. Stock-based Incentive Plans
For companies in the Russell 3000 we will generally vote against a plan when there is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on. Specifically, if the company has negative one- and three-year total shareholder returns, and its CEO also had an increase in total direct compensation from the prior year, it would signify a disconnect in pay and performance. If more than half of the increase in total direct compensation is attributable to the equity component, we would generally recommend against the equity plan in which the CEO participates.
9b. Approval of Cash or Cash-and-Stock Bonus Plans
Vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.
9c. Shareholder Proposals to Limit Executive and Director Pay
Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.
Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.
Review on a case-by-case basis shareholder proposals for performance pay such as indexed or premium priced options if a company has a history of oversized awards and one-, two- and three-year returns below its peer group.
9d. Golden and Tin Parachutes
Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes. Favor golden parachutes that limit payouts to two times base salary, plus guaranteed retirement and other benefits.
9e. 401(k) Employee Benefit Plans
Vote for proposals to implement a 401(k) savings plan for employees.
9f. Employee Stock Purchase Plans
Vote for qualified employee stock purchase plans with the following features: the purchase price is at least 85 percent of fair market value; the offering period is 27 months or less; and potential voting power dilution (shares allocated to the plan as a percentage of outstanding shares) is ten percent or less.
Vote for nonqualified employee stock purchase plans with the following features: broad-based participation (i.e., all employees of the company with the exclusion of individuals with five percent or more of beneficial ownership of the company); limits on employee contribution, which may be a fixed dollar amount or expressed as a percentage of base salary; company matching contribution up to 25 percent of the employee’s contribution, which is effectively a discount of 20 percent from market value; and no discount on the stock price on the date of purchase since there is a company matching contribution
9g. Option Expensing
Generally, vote for shareholder proposals to expense fixed-price options.
9h. Option Repricing
In most cases, we take a negative view of option repricings and will, therefore, generally vote against such proposals. We do, however, consider the granting of new options to be an acceptable alternative and will generally support such proposals.
9i. Stock Holding Periods
Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.

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9j. Transferable Stock Options

Review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.

10.	Incorporation

10a. Reincorporation Outside of the United States

Generally speaking, we will vote against companies looking to reincorporate outside of the U.S.

10b. Voting on State Takeover Statutes

Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

10c. Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a case-by-case basis. Review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

11.	Mergers and Corporate Restructurings

11a. Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

11b. Nonfinancial Effects of a Merger or Acquisition

Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote against proposals to adopt such charter provisions. We feel it is the directors’ fiduciary duty to base decisions solely on the financial interests of the shareholders.

11c. Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, “going private” proposals, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.

11d. Spin-offs

Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

11e. Asset Sales

Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

11f. Liquidations

Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

11g. Appraisal Rights

Vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

11h. Changing Corporate Name

Vote for changing the corporate name.

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12. Social and Environmental Issues
We believe that a company’s environmental policies may have a long-term impact on the company’s financial performance. We believe that good corporate governance policies should consider the impact of company operations on the environment and the cost of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. Furthermore, we believe that corporate shareholders have a legitimate need for information to enable them to evaluate the potential risks and opportunities that climate change and other environmental matters pose to the company’s operations, sales and capital investments. Therefore, we generally encourage a level of reporting that is not unduly costly or burdensome, but which provides sufficient information to enable shareholders to evaluate the company’s environmental policies and performance. At the same time, we recognize that, in some cases, a company may already be providing current, publicly-available information on the possible impact that climate change will have on the company, as well as associated policies and procedures that address the risks and opportunities to the company, or a shareholder proposal may seek a level of disclosure that exceeds that provided by the company’s industry peers and that may put the company at a competitive disadvantage.
12a. Energy and Environment
Vote case-by-case on proposals that request companies to subscribe to the CERES Principles.
Vote for proposals that request companies to outline their preparedness to comply with the Kyoto Protocol.
Vote case-by-case on disclosure reports that seek additional information.
Vote case-by-case on proposals that request a report on greenhouse gas emissions from company operations and/or products.
Vote case-by-case on proposals that request a report on the impact of climate change on the company’s operations and/or products.
Vote case-by-case on proposals seeking additional information on other environmental matters affecting the company, its operations and/or its products.
12b. Northern Ireland
Vote case-by-case on proposals pertaining to the MacBride Principles.
Vote case-by-case on disclosure reports that seek additional information about progress being made toward eliminating employment discrimination.
12c. Military Business
Vote case-by-case on defense issue proposals.
Vote case-by-case on disclosure reports that seek additional information on military-related operations.
12d. International Labor Organization Code of Conduct
Vote case-by-case on proposals to endorse international labor organization code of conducts.
Vote case-by-case on disclosure reports that seek additional information on company activities in this area.
12e. Promote Human Rights in China, Nigeria, the Sudan and Burma
Vote case-by-case on proposals to promote human rights in countries such as China, Nigeria, the Sudan and Burma.
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Vote case-by-case on disclosure reports that seek additional information on company activities regarding human rights.
12f. World Debt Crisis
Vote case-by-case on proposals dealing with third world debt.
Vote case-by-case on disclosure reports regarding company activities with respect to third world debt.
12g. Equal Employment Opportunity and Discrimination
Vote case-by-case on proposals regarding equal employment opportunities and discrimination.
Vote case-by-case on disclosure reports that seek additional information about affirmative action efforts, particularly when it appears that companies have been unresponsive to shareholder requests.
12h. Animal Rights
Vote case-by-case on proposals that deal with animal rights.
12i. Product Integrity and Marketing
Vote case-by-case on proposals that ask companies to end their production of legal, but socially questionable, products.
Vote case-by-case on disclosure reports that seek additional information regarding product integrity and marketing issues.
12j. Human Resources Issues
Vote case-by-case on proposals regarding human resources issues.
Vote case-by-case on disclosure reports that seek additional information regarding human resources issues.
12k. Link Executive Pay with Social and/or Environmental Criteria
Vote case-by-case on proposals to link executive pay with the attainment of certain social and/or environmental criteria.
Vote case-by-case on disclosure reports that seek additional information regarding this issue.
13.	Foreign Proxies

Responsibility for voting non-U.S. proxies rests with our Proxy Voting Committee located in London. The Proxy Committee is composed of senior analysts and portfolio managers and officers of the Legal and Compliance Department. It is chaired by a Managing Director of the Firm. A copy of our policy for voting international proxies can be provided upon request.

14.	Pre-Solicitation Contact

From time to time, companies will seek to contact analysts, portfolio managers and others in advance of the formal proxy solicitation to solicit support for certain contemplated proposals. Such contact can potentially result in the recipient receiving material non-public information and result in the imposition of trading restrictions. Accordingly, pre-solicitation contact should occur only under very limited circumstances and only in accordance with the terms set forth herein.

What is material non-public information?

The definition of material non-public information is highly subjective. The general test, however, is whether or not such information would reasonably affect an investor’s decision to buy, sell or hold securities, or whether it would be likely to have a significant market impact. Examples of such information include, but are not limited to:
•	a pending acquisition or sale of a substantial business;

•	financial results that are better or worse than recent trends would lead one to expect;

•	major management changes;

•	an increase or decrease in dividends;
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•	calls or redemptions or other purchases of its securities by the company;

•	a stock split, dividend or other recapitalization; or

•	financial projections prepared by the Company or the Company’s representatives.
What is pre-solicitation contact?

Pre-solicitation contact is any communication, whether oral or written, formal or informal, with the Company or a representative of the Company regarding proxy proposals prior to publication of the official proxy solicitation materials. This contact can range from simply polling investors as to their reaction to a broad topic, e.g., “How do you feel about dual classes of stock?”, to very specific inquiries, e.g., “Here’s a term sheet for our restructuring. Will you vote to approve this?”

Determining the appropriateness of the contact is a factual inquiry which must be determined on a case-by-case basis. For instance, it might be acceptable for us to provide companies with our general approach to certain issues. Promising our vote, however, is prohibited under all circumstances. Likewise, discussion of our proxy guidelines, in whole or in part, with a company or others is prohibited. In the event that you are contacted in advance of the publication of proxy solicitation materials, please notify the Legal/Compliance Department immediately. The Company or its representative should be instructed that all further contact should be with the Legal/Compliance Department.

It is also critical to keep in mind that as a fiduciary, we exercise our proxies solely in the best interests of our clients. Outside influences, including those from within J.P. Morgan Chase should not interfere in any way in our decision making process. Any calls of this nature should be referred to the Legal/Compliance Department for response.
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Part II.B: Europe, Middle East, Africa, Central America and South America Proxy Voting
                     October, 2006
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Part II.B: Europe, Middle East, Africa, Central America and South America Guidelines Table of Contents

1. Reports & Accounts	26
a. Annual Report	26
b. Remuneration Report	26

2. Dividends	26

3. Boards of Directors	26-28
a. Board Structure	26
b. Chairman	27
c. Board Size	27
d. Board Independence	27
e. Board Committees	27
f. Director Independence	28
g. Director’s Liability	28
h. Multiple Directorships`	28
i. Investment Trust Directors	29

4. Compensation	29-30
a. Directors’ Contracts	29
b. Executive Director Remuneration	29
c. Non-Executive Director’s Remuneration	29
d. Share Option Schemes	29
e. Long-Term Incentive Plans (L-TIPs)	30
f. Pensions	30

5. Auditors	30
a. Auditor Independence	30
b. Auditor Remuneration	30

6. Issue of Capital	31
a. Issue of Equity	31
b. Issue of Debt	31
c. Share Repurchase Programmes	31

7. Mergers/Acquisitions	31

8. Voting Rights	32

9. Others	32-33
a. Poison Pills	32
b. Composite Resolutions	32
c. Social/Environmental Issues	32
d. Charitable Issues	33
e. Political Issues	33

10. Activism	33-34
a. Shareholder Activism and Company Engagement	33
b. Activism Policy	33

11. CSR	34-35
a. Sustainability Statement	34
b. Sustainability Policy	35
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REPORTS & ACCOUNTS
Annual Report
Reports and accounts should be both detailed and transparent, and should be submitted to shareholders for approval. They should meet accepted reporting standards, such as those prescribed by of the International Accounting Standards Board (IASB) and should meet with the spirit as well as the letter of those reporting standards.
The annual report should include a statement of compliance with relevant codes of best practice, in markets where they exist. For UK companies, a statement of compliance with the Combined Code should be made, together with detailed explanations regarding any area of non-compliance.
Legal disclosure varies from market to market. If, in our opinion, a company’s standards of disclosure (whilst meeting minimum legal requirements) are insufficient in any particular area, we will inform company management of our concerns. Depending on the circumstances, we will either abstain or vote against the resolution concerned. Similar consideration would relate to the use of inappropriate accounting methods.
Remuneration Report
The remuneration policy as it relates to senior management should ideally be presented to shareholders as a separate voting item. We would expect the report to contain full details of all aspects of individual director’s emoluments. We will endeavour to engage with the company or seek an explanation regarding any areas of remuneration which fall outside our guidelines and we will abstain or vote against the remuneration report if we feel that explanation is insufficient.
see Compensation
DIVIDENDS
Proposals for the payment of dividends should be presented to shareholders for approval, and should be fully disclosed in advance of the meeting. We will vote against dividend proposals if we deem the payout ratio to be too low, or if the earnings and cash cover are inadequate and payment of the proposed dividend would prejudice the solvency or future prospects of the company.
BOARD OF DIRECTORS
Board Structure
Companies should be controlled by an effective board, with an appropriate balance of executive and non-executive directors, such that no single stakeholder, or group of stakeholders, has a disproportionate or undue level of influence. JPMAM is generally in favour of unitary boards of the type found in the UK, as opposed to tiered board structures. We find that unitary boards offer flexibility while, with a tiered structure, there is a risk of upper tier directors becoming remote from the business, while lower tier directors become deprived of contact with outsiders of wider experience. No director should be excluded from the requirement to submit him/herself for re-election on a regular basis.
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Chairman
Boards should be headed by an effective Chairman, who is independent on appointment. There should be a clear division of responsibilities at the head of a company, such that no one individual has unfettered powers of decision. JPMAM believes that the roles of Chairman and Chief Executive Officer should normally be separate and will generally vote against combined posts.
Board Size
Board size should be appropriate to the size and complexity of the company. JPMAM will exercise its voting powers in favour of reducing excessively-large boards wherever possible. Boards with more than 20 directors are usually deemed excessively large, whereas less than 5 directors may be too small to provide sufficient levels of independence for key committees.
Board Independence
JPMAM believes that a strong independent element to a board is essential to the effective running of a company. The calibre and number of non-executive directors on a board should be such that their views will carry significant weight in the board’s decisions.
We agree with the ICGN, that the majority of a board of directors should be independent, especially if the company has a joint Chairman / CEO. However, as a minimum, all boards should comprise at least one third independent non-executive directors, unless the company is of such a size that sustaining such a number would be an excessive burden.
JPMAM will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.
In order to help assess their contribution to the company, the time spent by each non-executive director should be disclosed to shareholders, as well as their attendance at board and committee meetings.
Board Committees
Boards should delegate key oversight functions, such as responsibility for Audit, Nominations and Remuneration issues, to independent committees. The Chairman and members of any Committee should be clearly identified in the annual report. Any Committee should have the authority to engage independent advisers where appropriate at the company’s expense.
Audit Committees should consist solely of non-executive directors, who are independent of management. The Committee should include at least one person with appropriate financial qualifications but they should all undergo appropriate training that provides and maintains a reasonable degree of financial literacy. Formal arrangements should be in place for the Committee to hold regular meetings with external auditors, without executive or staff presence, and they should have an explicit right of unrestricted access to company documents and information.
Nomination Committees should be majority-independent, and there should be a formal nomination process for the appointment of Directors.
Remuneration Committees should be independent, and no director should be able to determine their own emolument. The remuneration report (where applicable) should be the responsibility of the Remuneration Committee.
See Remuneration Report
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Director Independence
We agree with the ICGN that a director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict, and has not been employed in an executive capacity by the company for at least the previous ten years.
A non-executive director who has served more than three terms (or ten years) in the same capacity can no longer normally be deemed to be independent. Directors staying on beyond this duration would require the fullest explanation to shareholders, and we would expect such directors to offer themselves for reelection annually.
In determining our vote, we will always consider independence issues on a case-by-case basis, taking into account any exceptional individual circumstances, together with local markets’ differing attitudes to director independence.
Director’s Liability
In certain markets, this proposal asks shareholders to give blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the market, this resolution may or may not be legally binding, and may not release the board from its legal responsibility.
JPMAM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.
Companies may arrange Directors and Officers (“D&O”) liability insurance, to indemnify executives in certain circumstances, such as class action lawsuits and other litigation. JPMAM generally supports such proposals, although we do not approve of arrangements where directors are given 100% indemnification, as this could absolve them of responsibility for their actions and encourage them to act recklessly. Such arrangements should not extend to third parties, such as auditors.
Multiple Directorships
In order to be able to devote sufficient time to his or her duties, we would not normally expect a non-executive to hold more than five significant directorships at any one time. For executives, only one additional non-executive post would normally be considered appropriate without further explanation.
We agree with the findings of the Higgs Report in the UK that no single individual should chair more than one major listed company.
Investment Trust Directors
In the UK, the boards of investment trust companies are unusual in being normally comprised solely of non-executive directors, the majority of whom (including the Chairman) are independent of the management company. We believe this to be appropriate and expect investment trust boards to comply with the Association of Investment Trust Directors (AITC) Code of Corporate Governance
We note that the AITC Code does not make explicit recommendations on board tenure. We take this into account when assessing director independence, although we agree with the AITC that investment trust companies should have a formal policy on tenure, and that any director serving beyond three terms should offer themselves for re-election annually. Given the highly specialised nature of these companies it is particularly important that the board contains the correct mix of skills and experience.
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COMPENSATION
Directors’ Contracts
JPMAM believes that directors’ contracts should be of one year’s duration or less. This is in line with the view of the NAPF and ABI, as well as accepted market best practice in the UK. However, JPMAM always examines these issues on a case-by-case basis and we are aware that there will occasionally be a case for contracts of a longer duration in exceptional circumstances, in order to secure personnel of the required calibre.
Similarly, we agree with the view of the NAPF and ABI that special provisions whereby additional payment becomes due in the event of a change of control are an inappropriate use of shareholder funds and should be discouraged.
Market practice regarding the length of director’s service contracts varies enormously, and JPMAM is cognisant that it would be inappropriate to enforce UK standards in some other markets. To this end, JPMAM investment takes into account local market practice when making judgements in this area.
Executive Director’s Remuneration
Executive remuneration is and will remain a contentious issue, particularly the overall quantum of remuneration. However, company policy in this area cannot be prescribed by any code or formula to cater for all circumstances and must depend on responsible and well-informed judgement on the part of remuneration committees. Any remuneration policy should be transparent and fully disclosed to shareholders in a separate Remuneration Report within the Annual Report. Compensation should contain both a short-term and long-term element, which fully aligns the executive with shareholders.
JPMAM will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees. We feel that the specific amounts and types of employee compensation are within the ordinary business responsibilities of the board and the company management. However, the remuneration of executive directors should be determined by independent remuneration committees and fully disclosed to shareholders. Any stock option plans or long-term incentive plans should meet our guidelines for such plans set forth herein.

We strongly believe that directors should be encouraged to hold meaningful amounts of company stock, equivalent to at least one year’s salary.
Transaction bonuses, or other retrospective ex-gratia payments, should not be made.
Non-Executive Director’s Remuneration
JPMAM believes that non-executive directors should be paid, at least in part, in shares of the company wherever possible, in order to align their interests with the interests of shareholders. Performance criteria, however, should never be attached. Non-executive directors should not be awarded share options.
Share Option Schemes
Share option schemes should be clearly explained and fully disclosed to both shareholders and participants, and put to shareholders for approval. Each director’s share options should be detailed, including exercise prices, expiry dates and the market price of the shares at the date of exercise. They should take into account appropriate levels of dilution, such as those set out in ABI, NAPF and similar guidelines. Options should vest in reference to challenging performance criteria, which are disclosed in advance. Share options should never be issued at a discount, and there should be no award for below-median performance.
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Best practice requires that share options be fully expensed, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.
We will generally vote against the cancellation and re-issue, re-testing or re-pricing, of underwater options.
Long-Term Incentive Plans (L-TIPs)
Share-based Long-Term Incentive Plans (“L-TIP”) should use a methodology such as total shareholder return (“TSR”), coupled with a financial underpin, such as growth in earnings per share (“EPS”). Performance should be benchmarked against an appropriate comparator group of companies and a graph of recent performance should be included. Awards should increase on a straight line basis, with a maximum award only vesting for the very highest performance. As with share option schemes, there should be no award for below-median performance, and awards for at-median performance should be modest. Beneficiaries should be encouraged to retain any resultant shares for a suitable time.
JPMAM, in agreement with the stipulations of the Combined Code, feels that the performance related elements of any L-TIP should be designed to give directors keen incentives to perform at the highest levels, and that grants under such schemes should be subject to performance criteria which are challenging and which reflect the company’s objectives.
In all markets JPMAM will vote in favour of well-structured schemes with keen incentives and challenging performance criteria, which are fully disclosed to shareholders in advance, and vote against payments which are excessive or performance criteria which are undemanding, or where there is excessive discretion exercised by remuneration committees. We would expect remuneration committees to explain why criteria are considered to be challenging and how they align the interests of shareholders with the interests of the recipients.
Pensions
Pension arrangements should be transparent and cost-neutral to shareholders. JPMAM believes it is inappropriate for executives to participate in pension arrangements which are materially different to those of employees (such as continuing to participate in a final salary arrangement, when employees have been transferred to a money purchase scheme). One-off payments into individual director’s pension schemes, changes to pension entitlements and waivers concerning early retirement provisions must be fully disclosed and justified to shareholders.
AUDITORS
Auditor Independence
Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. JPMAM will vote against the appointment or re-appointment of auditors who are not perceived as being independent. The length of time both the audit company and the audit partner have served in their capacity with a given company may be a factor in determining independence.
Auditor Remuneration
Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit committees should keep under review the non-audit fees paid to the auditor, both in relation to the size of the total audit fee and in relation to the company’s total expenditure on consultancy, and there should be a mechanism in place to ensure that consultancy work is put out to competitive tender.
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We would oppose non-audit fees consistently exceeding audit fees, where no explanation was given to shareholders. Audit fees should never be excessive.
see Audit Committee
ISSUE OF CAPITAL
Issue of Equity
In most countries, company law requires that shareholder approval be obtained in order to increase the authorised share capital of the company. Any new issue of equity should take into account appropriate levels of dilution, such as those set out in ABI, NAPF and similar guidelines.
JPMAM believes strongly that any new issue of equity should first be offered to existing shareholders on a pre-emptive basis. Pre-emption rights are a fundamental right of ownership, and we will vote against any attempts to suspend, bypass or eliminate pre-emption rights, except for purely technical reasons (e.g. rights offers which may not be legally offered to shareholders in certain jurisdictions).
JPMAM will vote against increases in capital which would allow the company to adopt “poison pill” takeover defence tactics, or where the increase in authorised capital would dilute shareholder value in the long-term.
Issue of Debt
Reasons for increased bank borrowing powers are many and varied, including allowing normal growth of the company, the financing of acquisitions, and allowing increased financial leverage. Management may also attempt to borrow as part of a takeover defence.
JPMAM will vote in favour of proposals which will enhance a company’s long-term prospects. We will vote against any uncapped or poorly-defined increase in bank borrowing powers or borrowing limits, as well as issuances which would result in the company reaching an unacceptable level of financial leverage, where there is a material reduction in shareholder value, or where such borrowing is expressly intended as part of a takeover defence.
Share Repurchase Programmes
Boards may instigate share repurchase or stock buy-back programs for a number of reasons. JPMAM will vote in favour of such programmes where the repurchase would be in the best interests of shareholders, and where the company is not thought to be able to use the cash in a more useful way.
We will vote against such programmes when shareholders’ interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive manoeuvre or an attempt to entrench management.
MERGERS / ACQUISITIONS
Mergers and acquisitions are always reviewed on a case-by-case basis by the investment analyst in conjunction with portfolio managers and, in exceptional circumstances, the Proxy Committee. Individual circumstances will always apply. However, as a general rule, JPMAM will favour mergers and acquisitions where the proposed acquisition price represents fair value, where shareholders cannot realise greater
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value through other means, and where all shareholders receive fair and equal treatment under the merger/acquisition terms.
VOTING RIGHTS
JPMAM believes in the fundamental principle of “one share, one vote”. Accordingly, we will vote to phase out dual voting rights or classes of share which either confer special voting rights to certain stakeholders, or restricted voting rights, and we will oppose attempts to introduce new ones. We are opposed to mechanisms that skew voting rights, such as voting right limits or cumulative voting; directors should represent all shareholders equally, and voting power should accrue in direct relation to the shareholder’s equity capital commitment to the company.
While certain fundamental changes to a company’s business, Articles of Association, or share capital should require a supermajority vote, voting on routine business should require a simple majority only (51%). We will generally oppose amendments to require inappropriate supermajority votes, or supermajority requirements which are being introduced as a tool to entrench management.
OTHERS
Poison Pills
Poison pills, or shareholder rights plans, are devices designed to defend against hostile takeover. Typically, they give shareholders of a target company, or a friendly third party, the right to purchase shares at a substantial discount to market value, or shares with special conversion rights, in the event of a pre-defined “triggering event” occurring, such as the announcement of a hostile takeover offer or an outsider’s acquisition of a certain percentage of stock. Corporations may or may not be able to adopt poison pills without shareholder approval, depending on the market.
JPMAM is fundamentally opposed to any artificial barrier to the efficient functioning of markets. The market for corporate control should, ultimately, be for shareholders, not managers, to decide. We find no clear evidence that poison pills enhance shareholder value. Rather, they are used as tools to entrench management.
JPMAM will generally vote against anti-takeover devices and support proposals aimed at revoking existing plans. Where anti-takeover devices exist, they should be fully disclosed to shareholders and shareholders should be given the opportunity to review them periodically.
Composite Resolutions
Agenda items at shareholder meetings should be presented in such a way that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or “bundled” resolutions, depending on the context and local market practice.

Any amendments to Articles of Association should be presented to shareholders in such a way that they can be voted on independently. Shareholders should similarly be able to vote on the election of directors individually, rather than in bundled slates.
Social / Environmental Issues
Companies should conduct their business in a manner which recognises their responsibilities to employees and other stakeholders, as well as broader society and the environment. Full details of our sustainability policy are available in Part IV of this document.
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JPMAM reviews shareholder proposals concerning social and environmental issues. In normal circumstances, the consideration of social issues in investment decisions is the duty of directors; nevertheless, from time to time, a company’s response to the circumstances of a particular social or environmental issue may have economic consequences, either directly or indirectly. In these cases, the economic effects are considered in determining our vote.
Where management is proposing changes with a social, environmental or ethical dimension, these proposals should be in line with JPMAM’s CSR policy.
see Corporate Social Responsibility (CSR)
Charitable Issues
Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.
Political Issues
JPMAM does not support the use of shareholder funds for political donations.
III. ACTIVISM
SHAREHOLDER ACTIVISM AND COMPANY ENGAGEMENT
The Institutional Shareholders’ Committee (ISC), comprising the trade bodies of the UK’s investing institutions, published a Statement of Principles which sets out the responsibilities of institutional shareholders in respect of investee companies. JPMAM endorses the ISC Principles, which are set out below:
“Institutional shareholders and/or agents in relation to their responsibilities in respect of investee companies [...] will:
•	set out their policy on how they will discharge their responsibilities – clarifying the priorities attached to particular issues and when they will take action

•	monitor the performance of and establish, where necessary, a regular dialogue with investee companies

•	intervene where necessary

•	evaluate the impact of their activism

•	report back to clients/beneficial owners”
It is important to note that the above only applies in the case of UK companies, irrespective of their market capitalisation, although there will be occasions when intervention is not appropriate for reasons of cost-effectiveness or practicability. However, JPMAM will continue to intervene outside the UK where we believe this to be necessary in order to protect our clients’ interests.
Activism Policy
I.	Discharge of Responsibilities
Our policy is to vote at all UK company meetings on behalf of all clients where we have authority to do so. Our investment managers and analysts have explicit responsibilities for monitoring the companies in the universe of stocks from which clients’ portfolios are constructed. Whilst we attach considerable importance to meetings with management (and several hundred take place at JPMAM each year), we also emphasise the benefits of fundamental research into companies in our investment processes.
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Our primary responsibility is to protect our clients’ interests and, as active managers, we therefore absolutely reserve the right to dispose of an investment where a company fails to meet our expectations.
II.	Monitor Performance
As noted above the monitoring of company performance is a key part of our investment processes. The Corporate Governance Team routinely benchmarks companies in our investment universe versus our Guidelines in order to identify governance outliers. This then drives our proxy voting and engagement activity. Engagement on corporate governance issues such as remuneration and board structures is ongoing and does not only occur at the time of an AGM. We maintain a log of all private meetings held with companies. We regard ongoing engagement meetings as confidential and will not comment on them outside JPMAM.
III.	Intervening Where Necessary
JPMAM does not normally intervene directly in the management of companies. However where a company has failed to meet our expectations and it is not clear what action is being taken to remedy the situation, but we believe that the potential of the company still justifies retention in our clients’ portfolios, we will arrange to meet with senior management in order to express our concerns. Intervention at companies is never publicised.

In the small capitalisation end of the market, more aggressive intervention is more common, but still infrequent, as we may hold a significant percentage of a company’s equity.
IV.	Evaluating and Reporting
We are convinced that a strong governance culture leads ultimately to a better business and a better stock market rating. As investors we continually scrutinise companies’ governance policies as a part of our investment research and take comfort from good governance. Where we have pushed for change, either in governance policies or in business strategy, we measure success by the extent that change is forthcoming and whether our clients benefit as a result.
Reports detailing our engagement activity are available to clients on a quarterly basis.
IV. CSR
CORPORATE SOCIAL RESPONSIBILITY (“CSR”)
CSR Statement
JPMAM believes that companies should act in a socially responsible manner. They should conduct their business in a way which recognises their responsibilities to employees and other stakeholders, as well as broader society and the environment.
We have had experience of tailoring portfolios to meet individual ethical requirements for over fifty years. We believe that we operate to the highest standards and that our CSR screens will meet or exceed the requirements of most clients. For (UK) pension fund clients, who are not permitted to exclude specific areas of investment from their portfolios, we have developed a number of strategies to positively target companies with superior social, ethical and environmental credentials.
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For institutional clients such as charitable foundations and endowments, where the legal framework for ethical and socially responsible investing is less restrictive, JPMAM has substantial experience over a long period of time of managing ethically-constrained portfolios. This service is client-preference led and flexible, and forms part of our charitable sector specialist investment services.
For clients who have not specified individual social or environmental criteria in their guidelines, these issues are still taken into account by analysts and portfolio managers as part of the overall stock selection process, and engagement activity is still undertaken by JPMAM on their behalf. This is detailed in the following section.
CSR Policy
Where JPMAM engages with companies on social, environmental and sustainability issues, we have adopted a positive engagement approach. Thus, specific assets or types of assets are not excluded explicitly on social, environmental or ethical criteria (unless specifically requested by clients). Rather, analysts take such issues into account as part of the mainstream analytical process.
Although JPMAM’s priority at all times is the best economic interests of its clients, we recognise that, increasingly, non-financial issues, such as social and environmental factors, have the potential to impact the share price, as well as the reputation of a company. They are also increasingly the subject of shareholder and other litigation.
CSR specialists within the Corporate Governance Team are tasked with assessing how companies deal with and report on social and environmental risks and issues specific to their sectors and/or industry. This analysis is then used to identify outliers within our investee companies which require further engagement. Engagement will either take place at scheduled company one-to-one meetings, or at dedicated meetings with either non-executive directors, or CSR specialists (where they exist), or (increasingly) via the company’s broker. This engagement activity is then reported to clients on a quarterly basis.
Where social or environmental issues are the subject of a proxy vote, JPMAM will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of our clients. Increasingly, shareholder proposals are being used by activist groups to target companies as a means of promoting single-issue agendas. In these instances, it is important to differentiate between constructive resolutions, intended to bring about genuine social or environmental improvement, and hostile proposals intended to limit management power, which may in fact ultimately destroy shareholder value.
In formulating our CSR policy, we have endeavoured not to discriminate against individual companies or sectors purely on the grounds of the particular business sector in which they are involved. Thus a tobacco company or a company in an extractive industry will not be automatically marked down because their sector is perceived as “unfriendly”. Similarly, a company in a low-impact industry, such as financial services, will still be expected to have in place detailed policies and rigorous oversight of its environmental impact.
We would expect larger companies in particular to have established a CSR Committee or similar organ with responsibility for this area. Such a function should have direct access to the board and, ideally, there should be a main board director with direct responsibility for CSR issues. We would normally expect companies to publish a separate Corporate Social Responsibility Report, or to provide a CSR statement within their Annual Report, as well as their website.
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Part II.C: Asia (ex-Japan) Proxy Voting
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Part II.C: Asia Ex-Japan Proxy Voting Guidelines Table of Contents

I Principles	36

II Policy and Procedures	37-38
1. Proxy Committee	37
2. Voting	37
3. Engagement	37
4. Conflicts of Interest	38

III Voting Guidelines	38-42
1. Reports & Accounts	38
2. Dividends	38
3. Auditors	38
4. Boards	39
5. Directors	39
6. Non-Executive Directors	40
7. Issue of Capital	40-41
8. Mergers/Acquisitions	41
9. Voting Rights	41
10. Share Options/Long-Term Incentive Plans (L-TIPs)	41
11. Others	41

IV Activism	42

V Sustainability	42
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     Part II.C: Asia Ex-Japan Proxy Voting Guidelines
I.	PRINCIPLES

JF Asset Management (“JFAM”) is committed to delivering superior investment performance to its clients worldwide. We believe that one of the drivers of investment performance is an assessment of the corporate governance principles and practices of the companies in which we invest our clients’ assets and we expect those companies to demonstrate high standards of governance in the management of their business.

We have set out below the principles which provide the framework for our corporate governance activity. Although the policies and guidelines set out in this document apply to Hong Kong and therefore principally concern accounts managed from the Hong Kong office, our colleagues in London, New York and Tokyo have similar standards, consistent with law and best practice in these different locations.
1.	Fiduciary priority. Our clients appoint us to manage their assets in order to maximise the likelihood of meeting or exceeding their investment objectives at acceptable risk levels. Every decision to buy, hold or sell any security will be consistent with that overriding objective.

2.	Evaluation. Our clients expect us, as their delegates, to monitor the governance of companies in which we have invested their assets.

3.	Engagement. We encourage excellence in the management of companies through the considered application of our corporate governance policies and guidelines. We welcome consultation by companies with their leading shareholders on corporate governance issues.

4.	Proxy voting. Company management is accountable to the shareholders, our clients. It is our responsibility to ensure this is recognised through the considered use of our clients’ votes.

5.	Litigation and Joint Working Parties. JFAM will align itself with other shareholders, for example, by joining class action suits or working parties as local practice dictates, where we are convinced that this is in the best interests of our clients.

6.	Disclosure. JFAM’s corporate governance guidelines and policies are available to clients and companies alike. We believe that they conform to best practice and we are prepared to discuss them openly with other interested parties.

7.	Ongoing commitment. JFAM is committed to reviewing its corporate governance principles, policies and guidelines to ensure that they fully reflect our interpretation of best market practice.
JF Asset Management
Hong Kong Proxy Committee
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II.	POLICY and PROCEDURES
JF Asset Management (“JFAM”) manages the voting rights of the shares entrusted to it as it would manage any other asset. It is the policy of JFAM to vote in a prudent and diligent manner, based exclusively on our reasonable judgement of what will best serve the financial interests of the beneficial owners of the security.
1. Proxy Committee
The Hong Kong Proxy Committee has been established to oversee the proxy voting process in the Asia ex-Japan region on an ongoing basis. It is composed of the Proxy Administrator and senior officers from the Investment, Compliance and Risk Management Departments. The main functions of the Proxy Committee are to review the Proxy Voting Guidelines to ensure they are aligned with best practice; and to provide advice and recommendations on general proxy voting matters as well as on specific voting issues as they occur. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of Proxy Committee members. It meets quarterly, or more frequently as circumstances dictate and its minutes are circulated to senior management including the Asia Risk Committee to whom it reports.
2. Voting
As these Guidelines represent what we consider to be in the best financial interests of our clients, we would normally expect clients to allow us to use them as a template for voting. However, we recognise that in certain circumstances further analysis may be required.
In view of our overriding fiduciary duty to act in the best interest of our clients, the Guidelines are an indication only of JFAM’s voting policy. The portfolio manager has discretion to override the policy should individual circumstances dictate.
Our Guidelines are primarily targeted at companies listed on main stock exchanges. It is sometimes difficult for smaller companies to apply the same corporate governance standards and we would look at any issues for such companies on a case-by-case basis. We would, however, encourage them to apply the highest possible standards of governance.
For markets in Asia ex-Japan, we will generally abstain from voting at AGMs on the grounds that the matters normally considered at such meetings are of a routine and non-contentious nature. To ensure we fulfil our fiduciary obligation to always act in our clients’ best interests, we will review each AGM notice to check whether there are any non-routine matters such as company reorganisations/restructurings, takeover/merger and senior management compensation plans included therein. If any such matters are identified then we will consider each one individually so that our clients’ best interests are served. Also, certain markets require that shares are blocked from trading in order to be tendered for voting purposes. In these instances, it may be in our clients’ best interests to abstain from voting in order to preserve the ability to trade. For these countries, a decision will be taken on a case-by-case basis by the research analyst in conjunction with the portfolio manager in order to determine how our clients’ best interests are served.
Situations can sometimes arise where more than one JFAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JFAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.
3. Engagement
We regard regular, systematic and direct contact with senior company management, both executive and non-executive, as crucially important. We consider that these dialogues have been useful and plan to expand this approach.
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4. Conflicts of Interest
In order to maintain the integrity and independence of JFAM’s proxy-voting decisions, JPMorgan Chase (including JPMAM) has established formal barriers designed to restrict the flow of information between JPMC’s securities, lending, investment banking and other divisions to JPMAM investment professionals.
Where a potential material conflict of interest has been identified, the Proxy Administrator, in consultation with the Proxy Committee, evaluates the potential conflict and determines whether an actual conflict exists. In the event that this is the case, they make a recommendation on how to vote the proxy. A record of such decisions is available to clients on request.
Finally, it should be pointed out that this document is intended as an overview only. Specific issues should always be directed to your account administrator or portfolio manager.
III.	VOTING GUIDELINES
1. REPORTS & ACCOUNTS
1a. Annual Report
Reports and accounts should be both detailed and transparent, and should be submitted to shareholders for approval. They should meet accepted reporting standards, and company accounts should employ Generally Accepted Accounting Practices (GAAP). Reports should meet with the spirit as well as the letter of reporting standards, including the most recent recommendations of the International Accounting Standards Board (IASB).
The annual report should include a statement of compliance with relevant codes of best practice, in markets where they exist.
Legal disclosure varies from market to market. If, in our opinion, a company’s standards of disclosure (whilst meeting minimum legal requirements) are insufficient in any particular area, we will inform company management of our concerns. Depending on the circumstances, we will either abstain or vote against the resolution concerned. Similar consideration would relate to the use of inappropriate accounting methods.
2. DIVIDENDS
Proposals for the payment of dividends should be presented to shareholders for approval, and should be fully disclosed in advance of the meeting. We will vote against dividend proposals if we feel that payment of the proposed dividend would prejudice the solvency or future prospects of the company.
3. AUDITORS
3a. Auditor Independence
Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. JFAM will vote against the appointment or re-appointment of auditors who are not perceived as being independent.
3b. Auditor Remuneration
Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit fees should never be excessive.
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4. BOARDS
4a. Chairman & CEO
JFAM believes that it is best practice for the roles of Chairman and Chief Executive Officer to be separate.
4b. Board Structure
JFAM is in favour of unitary boards of the type found in Hong Kong, as opposed to tiered board structures.
4c. Board Size
Boards with more than 20 directors are considered to be excessively large.
4d. Board Independence
JFAM believes that a strong independent element to a board is essential to the effective running of a company. The calibre and number of non-executive directors on a board should be such that their views will carry significant weight in the board’s decisions.
We believe that as a minimum, all boards should have at least three non-executive directors, unless the company is of such a size that sustaining such a number would be an excessive burden.
JFAM will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.
4e. Board Committees
Where appropriate, boards should delegate key oversight functions to independent committees. The Chairman and members of any Committee should be clearly identified in the annual report.
5. DIRECTORS
5a. Executive Director’s Remuneration
Executive remuneration is and will remain a contentious issue, particularly the overall quantum of remuneration.
JFAM will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees.
5b. Director’s Liability
In certain markets, this proposal asks shareholders to give blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the market, this resolution may or may not be legally binding, and may not release the board from its legal responsibility.
JFAM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.
5c. Directors over 70
JFAM considers that a similar standard of care should be applied to the selection of a director over 70 as would be applied to that of any other director, although we would expect to see such a director offer himself or herself for re-election each year.
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6. NON-EXECUTIVE DIRECTORS
6a. Role of Non-Executive Directors
As stated earlier in these guidelines, JFAM believes that a strong independent element to a board is important to the effective running of a company.
In determining our vote, we will always consider independence issues on a case-by-case basis, taking into account any exceptional individual circumstances, together with local markets’ differing attitudes to director independence.
In order to help assess their contribution to the company, the time spent by each non-executive director should be disclosed to shareholders, as well as their attendance at board and committee meetings.
Audit and Remuneration Committees should be composed exclusively of independent directors.
6b. Director Independence
We consider that a director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict, and has not been employed in an executive capacity by the company for at least the previous ten years.
6c. Multiple Directorships
In order to be able to devote sufficient time to his or her duties, we would not normally expect a non-executive to hold more than five significant directorships at any one time. For executives, only one additional non-executive post would normally be considered appropriate without further explanation.
7. ISSUE OF CAPITAL
7a. Issue of Equity
In most countries, company law requires that shareholder approval be obtained in order to increase the authorised share capital of the company. Proposals for equity issues will also specify whether pre-emptive rights are to be retained or suppressed or partially suppressed for the issue. As a general rule, JFAM believes that any new issue of equity should first be offered to existing shareholders on a pre-emptive basis.
JFAM will vote in favour of increases in capital which enhance a company’s long-term prospects.
7b. Issue of Debt
Reasons for increased bank borrowing powers are many and varied, including allowing normal growth of the company, the financing of acquisitions, and allowing increased financial leverage. Management may also attempt to borrow as part of a takeover defence.
JFAM will vote in favour of proposals which will enhance a company’s long-term prospects. We will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defence, or where there is a material reduction in shareholder value.
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7c. Share Repurchase Programmes
Boards may instigate share repurchase or stock buy-back programs for a number of reasons. JFAM will vote in favour of such programmes where the repurchase would be in the best interests of shareholders, and where the company is not thought to be able to use the cash in a more useful way.
We will vote against such programmes when shareholders’ interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive manoeuvre or an attempt to entrench management.
8. MERGERS / ACQUISITIONS
Mergers and acquisitions are always reviewed on a case-by-case basis by the investment analyst in conjunction with portfolio managers and, in exceptional circumstances, the Proxy Committee. Individual circumstances will always apply. However, as a general rule, JFAM will favour mergers and acquisitions where the proposed acquisition price represents fair value, where shareholders cannot realise greater value through other means, and where all shareholders receive fair and equal treatment under the merger/acquisition terms.
9. VOTING RIGHTS
JFAM believes in the fundamental principle of “one share, one vote”. Accordingly, we will vote to phase out dual voting rights or classes of share with restricted voting rights, and will oppose attempts to introduce new ones. We are opposed to mechanisms that skew voting rights, such as cumulative voting; directors should represent all shareholders equally, and voting rights should accrue in accordance with the shareholder’s equity capital commitment to the company.
10. SHARE OPTIONS / LONG-TERM INCENTIVE PLANS (L-TIPs)
10a. Share Options
Best practice requires that share options be fully expensed, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.
We will generally vote against the cancellation and re-issue, re-pricing, of underwater options.
10b. Long-Term Incentive Plans (L-TIPs)
A Long-Term Incentive Plan (“L-TIP”) can be defined as any arrangement, other than deferred bonuses and retirement benefit plans, which require one or more conditions in respect of service and/or performance to be satisfied over more than one financial year.
JFAM normally will vote in favour of schemes with keen incentives and challenging performance criteria, which are fully disclosed to shareholders in advance, and vote against payments which are excessive or performance criteria which are undemanding.
11. OTHERS
11a. Charitable Issues
Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.
11b. Political Issues
JFAM does not normally support the use of shareholder funds for political donations, and would require the fullest explanation as to why this would be beneficial to shareholders.
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IV.	ACTIVISM

Activism Policy
1. Discharge of Responsibilities
a)	Our primary responsibility is to protect our clients’ interests and, as active managers, we therefore absolutely reserve the right to dispose of an investment where a company fails to meet our expectations.

b)	Our investment managers and analysts have explicit responsibilities for monitoring the companies in the universe of stocks from which clients’ portfolios are constructed. Whilst we attach considerable importance to meetings with management (and several hundred take place in Asia ex-Japan each year), we also emphasise the benefits of fundamental research into companies in our investment processes. Industry research, balance sheet analysis and company news flow all have a role to varying degrees in our company monitoring.

c)	Our approach to dealing with conflicts of interest is described fully in our Corporate Governance Policies and Procedures. We seek to minimise conflicts by controlling information flows between different parts of JPMorgan Chase. Where a material conflict does arise we require investors who make the voting decision to certify that they have acted solely in the clients’ best interests.
2. Monitor Performance
Monitoring of company performance is a key part of our investment processes. We maintain a record of all private meetings held with companies. We regard these meetings as confidential and will not comment on them outside JFAM.
3. Evaluating and Reporting
We are convinced that a strong governance culture leads ultimately to a better business and a better stock market rating. As investors we scrutinise companies’ governance policies as a part of our investment research and take comfort from good governance.
V.	Sustainability

Where JFAM engages with companies on broader social, environmental and sustainability issues, we have adopted a positive engagement approach. Thus, specific assets or types of assets are not excluded on purely social, environmental or ethical criteria (unless specifically requested by clients). Rather, analysts take such issues into account as part of the mainstream analytical process. Where appropriate, JFAM will also engage with company management on specific issues at company one-to-one meetings. This engagement activity can then be reported to clients as required.

Where social or environmental issues are the subject of a proxy vote, JFAM will consider the issue on a case-by-case basis, keeping in mind at all times the best financial interests of our clients.

It is anticipated that our SRI program will continue to expand both in terms of scope and market coverage as client demand and availability of suitable resources dictate.
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     Part II.D: Japan Proxy Voting
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     Part II.D: Japan Proxy Voting Guidelines
1.	Number of Directors

To ensure a swift management decision-making process, the appropriate number of directors should be 20 or less.

2.	Director’s Tenure

Director’s tenure should be equal to/less than 1 year.

3.	Director’s Remuneration

Remuneration of directors should generally be determined by an independent committee.

4.	Audit fees

Audit fees must be at an appropriate level.

5.	Capital Increase

Capital increases will be judged on a case-by-case basis depending on its purpose. Vote against capital increases if the purpose is to defend against a takeover.

6.	Borrowing of Funds

Vote against abrupt increases in borrowing of funds if the purpose is to defend against a takeover.

7.	Share Repurchase Programs

Vote in favor of share repurchase programs if it leads to an increase in the value of the company’s shares.

8.	Payout ratio

As a general rule, vote against any proposal for appropriation of profits which involves a payout ratio of less than 50% (after taking into account other forms of payouts to shareholders such as share repurchase programs) if the capital ratio is equal to or greater than 50% and there is no further need to increase the level of retained earnings.

9.	Mergers/Acquisitions

Mergers and acquisitions must only be consummated at a price representing fair value.

10.	Stock Options

Stock option programs should generally be publicly disclosed. Programs which result in increases in remuneration despite declines in corporate earnings (such as through a downward adjustment of the exercise price) is generally not acceptable.

11.	Political Contributions

Do not approve any use of corporate funds for political activities.

12.	Environmental/Social Issues

Do not take into account environmental/social issues that do not affect the economic value of the company.
JPMorgan Asset Management Corporate Governance

J.P. Morgan Investment Management Inc.
As an investment adviser, J.P. Morgan Investment Management Inc. (“J.P. Morgan“) may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. To ensure that the proxies are voted in the best interests of its clients, J.P. Morgan and its affiliated advisers have adopted detailed proxy voting procedures (“Procedures”) that incorporate detailed proxy guidelines (“Guidelines”) for voting proxies on specific types of issues.
J.P. Morgan is part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, (3) Asia (ex-Japan) and (4) Japan, respectively. As a general rule, in routine proxies of a particular security, the guidelines of the region in which the issuer of such security is organized will be applied.
Pursuant to the Procedures, most routine proxy matters will be voted in accordance with the Guidelines, which have been developed with the objective of encouraging corporate action that enhances shareholder value. For proxy matters that are not covered by the Guidelines, matters that require a case-by-case determination or where a vote contrary to the Guidelines is considered appropriate, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest and ensure that the proxy vote is cast in the best interests of clients.
To oversee and monitor the proxy-voting process, J.P. Morgan has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues implemented by J.P. Morgan. The procedures permit an independent voting service; currently Institutional Shareholder Services, Inc. in the United States, to perform certain services otherwise carried out or coordinated by the proxy administrator.

JACOBS LEVY EQUITY MANAGEMENT, INC.
PROXY VOTING POLICIES AND PROCEDURES
As of January 1, 2006
I.	Policy

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When Jacobs Levy has discretion to vote the proxies of its clients, proxies will be voted in the best interests of its clients and in accordance with these policies and procedures.

II.	Proxy Voting Procedures

Proxies are obtained by the Portfolio Accounting Department through ADP Proxy Edge, a third party application used for proxy notification and voting. Portfolio Accounting, headed by the Manager of Portfolio Accounting, reports to the Jacobs Levy Compliance Officer. Portfolio Accountants will:
(a)	download share information from client’s custodian through ADP Proxy Edge;

(b)	reconcile share information between Jacobs Levy’s accounting records and the custodian’s records and resolve any variances; and

(c)	make the initial determination how Jacobs Levy should vote the proxy as dictated by voting guidelines and will load the vote into ADP Proxy Edge. Portfolio Accounting will send a package with all supporting documentation to the Manager of Portfolio Accounting. The Manager of Portfolio Accounting is responsible for reviewing and approving the proposed proxy vote (and consulting with the Compliance Officer and/or the Principals, if necessary). Once approved, Portfolio Accounting submits the votes electronically through ADP Proxy Edge.
Where Jacobs Levy retains a third party to assist in coordinating and voting proxies with respect to client securities, the Compliance Officer shall monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

III.	Voting Guidelines

Jacobs Levy will vote proxies in the best interests of its clients. Clients can provide specific voting guidelines, which would be implemented for their account. Jacobs Levy believes that voting proxies in accordance with the following guidelines is in the best interests of its clients.

Jacobs Levy utilizes the services of Institutional Shareholder Services (ISS), a third party provider of proxy analyses and voting recommendations. ISS assigns a proxy issue code to all proxy voting proposals and also issues a voting recommendation. A cumulative listing of ISS proxy issue codes is maintained by Portfolio Accounting. Jacobs Levy will vote proxies in accordance with ISS’ recommendations, except as provided in (a) — (d) below:
(a)	There are specific proxy issues that Jacobs Levy has identified with respect to which it will vote with management and others with respect to which it will vote against management because Jacobs Levy believes the intent is to entrench management or dilute the value or safety of shares to shareholders. A comprehensive listing of these issues is included as Exhibit A.

(b)	It is Jacobs Levy’s belief that it is not its place to make moral or social decisions for companies and therefore Jacobs Levy intends to vote with management’s recommendations on such issues, as management is in a better position to judge the effects of such decisions on the company.

(c)	In certain circumstances, a proxy may include “hidden” additional issues for which Jacobs Levy’s position, as noted above, may differ from the overall ISS recommendation. In these instances, Jacobs Levy will not vote with the ISS recommendation.

(d)	Any issue with a new ISS proxy issue code will be forwarded to one of the Principals or the Compliance Officer for review and determination of how the proxy should be voted.
IV.	Conflicts of Interest
(a)	The Compliance Officer will identify any conflicts that exist between the interests of Jacobs Levy and its clients. This examination will include a review of the relationship of Jacobs Levy with the issuer of each security to determine if the issuer is a client of Jacobs Levy or has some other relationship with Jacobs Levy or a client of Jacobs Levy.

(b)	If a material conflict exists, Jacobs Levy will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the clients or whether some alternative action is appropriate, including, without limitation, following the ISS recommendation.

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V.	Disclosure
(a)	Jacobs Levy will disclose in its Form ADV Part II that clients may contact the Compliance Officer, Peter A. Rudolph, via email or telephone at pete.rudolph@jlem.com or (973) 410-9222 in order to obtain information on how Jacobs Levy voted such client’s proxies and/or to request a copy of these policies and procedures. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon; and (3) how Jacobs Levy voted the client’s proxy.

(b)	A concise summary of these Proxy Voting Policies and Procedures will be included in Jacobs Levy’s Form ADV Part II, and will be updated whenever these policies and procedures are updated. Jacobs Levy’s Form ADV Part II will be offered to existing clients annually.
VI.	Recordkeeping

The Manager of Portfolio Accounting and Compliance Officer will maintain files relating to Jacobs Levy’s proxy voting procedures. Records will be maintained and preserved for at least five years from the end of the fiscal year during which the last entry was made on a record, with records for at least the most recent two years kept in the offices of Jacobs Levy. Records of the following will be included in the files:
(a)	Copies of these proxy voting policies and procedures, and any amendments thereto.

(b)	A hard and electronic copy of each proxy statement that Jacobs Levy receives. In addition, Jacobs Levy may obtain a copy of proxy statements from ADP.

(c)	A hard copy and electronic record of each vote that Jacobs Levy casts. In addition, voting records may be obtained from ADP.

(d)	A copy of any document Jacobs Levy created that was material to making a decision on how to vote proxies, or that memorializes that decision.

(e)	A copy of each written client request for information on how Jacobs Levy voted such client’s proxies, and a copy of any written response to any (written or oral) client request for information on how Jacobs Levy voted its proxies.

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Exhibit A
VOTING POLICY ON SPECIFIC PROXY ISSUES
MANAGEMENT PROPOSALS — ROUTINE/BUSINESS

Issue
Code	Description	Vote
M0101	Ratify Auditors	For
M0106	Amend Articles/Charter-General Matters	For
M0111	Change Company Name	For
M0117	Designate Inspector or Shareholder Rep. of Minutes of Meetings	For
M0119	Reimburse Proxy Contest Expense	Against
M0124	Approve Stock Dividend Program	For
M0125	Other Business	Against
M0129	Approve Minutes of Meeting	For
M0136	Approve Auditors and Authorize Board to Fix Remuneration of Auditors	For
M1050	Receive Financial Statements and Statutory Reports	For
MANAGEMENT PROPOSALS — DIRECTOR RELATED

Issue
Code	Description	Vote
M0201	Elect Directors	For
M0205	Allow Board to Set its Own Size	Against
M0206	Classify the Board of Directors	Against
M0207	Eliminate Cumulative Voting	For
M0215	Declassify the Board of Directors	For
M0218	Elect Directors to Represent Class X Shareholders	For
M0226	Classify Board and Elect Directors	Against
MANAGEMENT PROPOSALS — CAPITALIZATION

Issue
Code	Description	Vote
M0304	Increase Authorized Common Stock	For
M0308	Approve Reverse Stock Split	For
M0309	Approve Increase in Common Stock and a Stock Split	For
M0314	Eliminate Preemptive Rights	For
M0316	Amend Votes Per Share of Existing Stock	Against
M0320	Eliminate Class of Preferred Stock	For
M0322	Cancel Company Treasury Shares	For
M0325	Reduce Authorized Common Stock	For
M0374	Approve Reduction in Share Capital	For

Exhibit A
VOTING POLICY ON SPECIFIC PROXY ISSUES
MANAGEMENT PROPOSALS — NON-SALARY COMP.

Issue
Code	Description	Vote
M0510	Approve Employee Stock Purchase Plan	For
M0512	Amend Employee Stock Purchase Plan	For
M0534	Approve/Amend 401(k)/Savings Plan	For
M0537	Approve/Amend Supplemental Retirement Plan	For
MANAGEMENT PROPOSALS — ANTI-TAKEOVER RELATED

Issue
Code	Description	Vote
M0604	Provide Directors May Only be Removed For Cause	Against
M0605	Adopt or Increase Supermajority Vote Requirement for Amendments	Against
M0606	Adopt or Increase Supermajority Vote Requirement for Mergers	Against
M0607	Adopt or Increase Supermajority Vote Requirement for Removal of Directors	Against
M0608	Reduce Supermajority Vote Requirement	For
M0618	Eliminate Right to Call Special Meeting	Against
M0622	Consider Non-Financial Effects of Mergers	Against
M0627	Permit Board to Amend Bylaws Without Shareholder Consent	Against
M0653	Authorize Board to Issue Shares in the Event of a Public Tender Offer or Share Exchange Offer	Against
SHAREHOLDER PROPOSALS — ROUTINE/BUSINESS

Issue
Code	Description	Vote
S0102	Change Date/Time of Annual Meeting	Against
S0106	Initiate Payment of Cash Dividend	Against
S0110	Establish Shareholder Advisory Committee	Against

Exhibit A
VOTING POLICY ON SPECIFIC PROXY ISSUES
SHAREHOLDER PROPOSALS — DIRECTOR RELATED

Issue
Code	Description	Vote
S0201	Declassify the Board of Directors	For
S0202	Establish Term Limits for Directors	Against
S0207	Restore or Provide for Cumulative Voting	Against
S0209	Establish Director Stock Ownership Requirement	Against
S0211	Establish Mandatory Retirement Age for Directors	Against
S0214	Remove Existing Directors	Against
S0215	Require Majority of Independent Directors on Board	Against
SHAREHOLDER PROPOSALS — CORP GOVERNANCE

Issue
Code	Description	Vote
S0304	Provide for Confidential Voting	For
S0306	Submit All Acquisition Offers for Shareholder Vote	Against
S0307	Restore Preemptive Rights of Shareholders	Against
S0311	Reduce Supermajority Vote Requirement	For
S0320	Submit Preferred Stock Issuance to Vote	For
SHAREHOLDER PROPOSALS — COMPENSATION

Issue
Code	Description	Vote
S0501	Restrict Executive Compensation Plan Awards	Against
S0503	Increase Disclosure of Executive Compensation	Against
S0504	Limit Executive Compensation	Against
S0505	Terminate Executive Compensation Plan	Against
S0510	Link Executive Compensation to Social Issues	Against
S0512	Performance-Based/Index Option	Against
S0513	Put Repricing of Stock Options to Shareholder Vote	For

Exhibit A
VOTING POLICY ON SPECIFIC PROXY ISSUES
SHAREHOLDER PROPOSALS — GENERAL ECONOMIC ISSUES

Issue
Code	Description	Vote
S0602	Report of Bank Lending Policies	Against
SHAREHOLDER PROPOSALS — OTHER/MISC.

Issue
Code	Description	Vote
S0805	Report on Government Service of Employees	Against
S0806	Report on Charitable Contributions	Against
S0807	Report on Corporate Political Contributions/Activities	Against

Lehman Brothers Asset Management LLC
Due to the nature of securities traded for Lehman Brothers Asset Management LLC, proxy voting will be a limited process. When such a situation occurs the following policies and procedures will be followed.
Proxy Voting Policies
Lehman Brothers Asset Management LLC (LBAM) is aware and compliant with SEC Rule 206(4)-6 regarding proxy voting and disclosure and Rule 204-2 pertaining to books and records. Therefore, LBAM shall vote corporate governance proposals in a manner that promotes clear responsibility of management and boards to the long run interests of shareholders. LBAM shall be diligent, independent and consider the best interest of our clients in arriving at proxy voting decisions.
Upon a client’s request, LBAM will disclose how the client’s proxies were voted. Clients can send their requests via e-mail to pricing@lehman.com.
Proxy Voting Procedures
Ann Benjamin, Andy Johnson, Managing Directors, or designees, are responsible for LBAM’s proxy votes and guidelines. The Security Control unit within the Operations Department has administrative responsibility.
Guidelines have been established to apply to the most frequently appearing proxy proposals. Proxy proposals for shares in closed-end funds are excepted from the guidelines, and voting decisions relating to such proposals will be determined on a case-by-case basis. Where specific guidelines don’t apply, the general principles of the Proxy Voting Policies are used. Specific fact situations might warrant departure from the guidelines. Proxies are voted after review of relevant materials (annual report, SEC filings -10K, and votes registered from the prior year) in accordance with these guidelines. The voting rights of securities that are on loan are determined at the time of signing the loan agreement between our clients and their custodian banks; usually the securities on loan do not allow LBAM the voting rights.
Administratively, LBAM utilizes paper ballots. Paper ballots are received via the United States Postal System and holdings for all clients as of record date are obtained from the accounting system (Portia). The ballots’ shares and LBAM’s holdings are verified. If there are discrepancies between the ballot shares and LBAM’s holdings, the custodian is contacted for resolution. Proxies are voted by choosing the appropriate vote selection and the signing of the paper ballots. The signed proxies are mailed in the provided pre-addressed envelope.
In rare instances where ballot shares have not been received from all custodians within two weeks of the meeting date, LBAM contacts the custodian. The custodian will follow up with a faxed copy of the paper ballot. If a copy of the ballot is faxed, LBAM returns (via fax or by mail) the proxy with voting instructions to the custodian.

After all proxies are voted, the Operations Department of LBAM keeps a copy of the signed ballot as record of the security, meeting date, proposals, and how we voted for each client. Records are maintained in the Operations Department of LBAM office for five years; after that time the records can be moved to an off-site facility.
The guidelines are designed to eliminate the influence of any conflicts of interest on LBAM’s proxy voting decisions. Although LBAM does not foresee any material conflicts of interest arising, in the event a material conflict of interest does arise, the facts and circumstances of the conflict would be discussed with Lori Loftus, the Chief Compliance Officer, prior to voting. Lori Loftus, Ann Benjamin and/or Andy Johnson will decide if the conflict can be resolved or avoided by applying the guidelines. If the conflict cannot be resolved or avoided by applying the guidelines, LBAM may rely on the advice of an independent third party to determine how to vote the proxy.
Original Date: January 31, 2003
Revised Date: June 30, 2003
Revised Date: July 23, 2003
Revised Date: September 17, 2004
Revised Date: September 13, 2005
Revised Date: February 26, 2007

LEHMAN BROTHERS ASSET MANAGEMENT LLC PROXY GUIDELINES

BOARD RELATED ISSUES	January 10, 2007

Subject	Vote	Justification
Election of directors	For	Ownership of the stock typically means support of Directors, unless there is an issue of independence or performance.

Classification of directors	Against	The idea, in theory, is to provide stability. However, in practice boards have demonstrated considerable continuity because the majority of votes are for management’s slate.

Declassification of Board	For

Annual Election of directors	For	Directors should be held accountable to shareholders on an annual basis.

Director removal only for cause	Against	Shareholders should not need cause to remove a director. As owners of the corporation, shareholders should have the right to remove directors as they see fit.

Require a majority of independent directors	For	The presence of independent directors allows the board to be more objective in its decisions regarding business operations and top management.

Increase in size of the board	Against w/caveat	The greater number of directors, the less the accountability. However, it may be a good idea if management can show a compelling need (e.g. needed expertise) for additional members.

Indemnification and liability protection for directors	For w/caveat	Such protection is necessary to attract and retain competent individuals to sit on boards for normal renumeration. Companies need to protect their directors as long as they act in the best interest of their shareholders. However, if directors seriously breech their fiduciary duty, they should not be protected.

Advisory committees	Against	The board already has a fiduciary duty to represent all shareholders and is accountable to them by law. It often is not necessary for a corporation to bear the additional expense of an advisory committee.

BOARD RELATED ISSUES (cont.)

Subject	Vote	Justification
Grant Stock to Non-Employee Directors (added 1996 proxy season)	Against	We would vote against a management proposal to grant stock to non-employee directors except in cases where grant would replace a fee.

Separation of CEO and Chairman	For	Although not required this is generally a good governance model.

EMPLOYEE COMPENSATION

Subject	Vote	Justification
Employee Stock Ownership Plan	Case by Case	In general, it is a good idea to support option plans which provide incentive to directors, managers and other employees by aligning their economic interest with those of the shareholders while limiting the transfer of wealth out of the company. However, a vote for a specific plan should be decided by weighing a number of factors:

• the number and structure of other plans the company currently has in place

• the potential dilution percentage of the proposed plan, (in conjunction with other plans in place)

• the degree of power the board has to choose a plan among several options, (those proposals allowing the board to chose between five or more options should rarely be approved)

• who will administer the plan, (it should be administered by a committee of outside directors who are ineligible to receive benefits from the plan)

• the percentage of the company already owned by insiders

EMPLOYEE COMPENSATION (cont.)

Subject	Vote	Justification
Compensation caps or restraints	For (by situation)	Consideration should be given to withholding votes from, or voting against, directors who support excessive compensation or compensation arrangements that are not in the interest of shareholders.

Minimum share ownership to be a director	Against

Stock Options & Incentive Comp

• pricing at fair market value and expire with 5 years	For

• repricing options to a lower price	Against

• option plan dilution greater than 5%	Against

• restricted stock should vest over a specified time (greater than 1 year)	For

• interest free or low interest loans	Against

• reload options	Against

• options for directors	Against

MANAGEMENT ENTRENCHMENT

Subject	Vote	Justification
Increase in authorized shares of common stock	For	Vote for an increase in authorized shares of common stock if:
w/caveat
• management has already issued most of the authorized shares

• the increase is reasonable

• past history suggests a prudent issuance

• shares are needed for a stock split or dividend

• management presents a specific and acceptable reason for the increase.

Otherwise, vote no.

Targeted share placement	Against	Targeted share placements dilute ownership and voting rights, entrench current management, and are anti-takeover in nature.

Dual Class Stock	Against	The new class of stock may dilute our ownership, make the company less attractive as a takeover target, entrench incumbent directors or management, and discourage both merger proposals and proxy contests.

Authorize or increase a class of preferred stock	Against	Available academic evidence indicates that shareholder value is decreased when blank-check preferred stock is authorized.

Share repurchase	For	The share repurchase process increases our ownership percentage and raises the equilibrium price by decreasing the supply.

Appointment of auditors	For w/caveat	Vote for the recommended auditor unless the auditor has become complacent or has questionable independence.

SHAREHOLDER RIGHTS

Subject	Vote	Justification
Elimination of preemptive rights	For	These rights give current shareholders the right to maintain their current ownership percentage through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management’s ability to raise new capital.

Eliminate shareholders right to call a special meeting.	Against	These proposals limit shareholder rights, and are anti-takeover in nature.

Prohibit shareholder action outside meetings	Against	These proposals limit shareholders rights.

Voting confidentiality	For w/caveat	These proposals are often introduced by shareholders as a means of reducing management pressure on shareholders regarding their vote on proxy issues. We support the suspension of confidential voting during proxy contest since dissidents have access to the information and we do not wish to put management at an unfair disadvantage.

Cumulative voting	Against	Cumulative voting permits access to the board by special interest groups.

Company submission of poison pill and defense mechanisms for shareholder ratification	For	Management rarely submits its defense mechanisms to shareholders voluntarily so shareholders should vote for authority to ratify such plans when proposed by other shareholders.

ANTI-TAKEOVER

Subject	Vote	Justification
Anti-Greenmail provisions	For	The only one who reaps any benefit from greenmail is the greenmailer. Shareholders are always harmed.

Reincorporation	For w/caveat	Vote in favor of reincorporation proposals if there is a legitimate business reasons for the move. If a corporation is simply attempting to move in order to subject itself to more stringent anti-takeover laws, then vote against it.

Require more than simple majority vote to amend or repeal by-laws or remove directors	Against	These proposals limit shareholder rights.

Blank check preferred	Against	These proposals are for the authorization of shares for which voting rights are not established in advance. Instead, voting rights are established at the discretion of the board of directors when the shares are issued. This gives the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote. This proposal is a transfer of authority from shareholders to the board, and a possible entrenchment device.

Stockholder provision	Against	These proposals introduce the concept that the board may consider the interest of constituents other than shareholders in the evaluation of takeover offers. This concept is inconsistent with public ownership of corporations.

Poison pill plans	Against	Poison pill plans are the most effective anti-takeover weapon available to management. Shareholder value declines upon the adoption of a these plans.

Supermajority vote	Against	Requiring a high majority vote (i.e. 80%) for corporate charter and by-law amendments relating to term of office, election or removal of directors. Authority to convene meetings is an anti-takeover measure.

SOCIAL ISSUES
Most social issues are handled on a case-by-case basis. Unique social, environmental, and political issues are decided on the merits of the specific proposal. Therefore, it has not been Lehman Brothers Asset Management’s policy to recommend guidelines to cover such issues.
Revised: 9/1/04
Revised: 9/13/05 (Name Change)
Reviewed: 1/10/07

PROXY VOTING PROCEDURES
I. INTRODUCTION
          Los Angeles Capital Management (LACM) has adopted and implemented policies and procedures that are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940. Our authority to vote the proxies of our clients is established by our advisory contracts or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).
II. STATEMENT OF POLICIES AND PROCEDURES
A.	Client’s Best Interest

LACM’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of clients. We are able to accomplish this by employing Glass, Lewis & Co. to act as an independent voting agent on our behalf thereby minimizing any conflicts that could arise. Glass, Lewis & Co. provides objective proxy analysis, voting recommendations and manages the operational end of the process, ensuring compliance with all applicable laws and regulations.

B.	Case-by-Case Basis

Although we have established guidelines which were developed in conjunction with Glass, Lewis & Co., and we have a pre-determined voting policy, we retain the right to ultimately cast each vote on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement and all other relevant facts and circumstances at the time of the vote.

C.	Conflicts of Interest

Any material conflicts that arise are resolved in the best interest of clients. We believe by employing Glass, Lewis & Co. to monitor and vote all proxies on our behalf, we are able to minimize the extent to which there may be a material conflict between LACM’s interests and those of our clients. Most votes are based on a predetermined policy while case by case votes are made by utilizing recommendations of Glass, Lewis & Co.

D.	Limitations
1. Limited Value. LACM reserves the right to abstain from voting a client proxy if it concludes that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.
2. Special Considerations. Certain accounts may warrant specialized treatment in voting proxies. Contractual stipulations and individual client direction will dictate how voting will be done in these cases.
a.	Mutual Funds

(1)Proxies will be voted in accordance with the requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940.[4]

(2) Proxies of portfolio companies voted will be subject to any applicable investment restrictions of the fund.

(3) Proxies of portfolio companies will be voted in accordance with any resolutions or other instructions approved by authorized persons of the fund.

b.	ERISA Accounts

(1) Responsibilities for voting ERISA accounts include: the duty of loyalty, prudence, compliance with the plan, as well as a duty to avoid prohibited transactions.

(2) From time to time, LACM may engage in active monitoring and communications with the issuer with respect to ERISA accounts, particularly while maintaining a long-term or relatively illiquid investment in the issuer. This may be achieved through a variety of means, including exercising the legal rights of a shareholder.
E.	Client Direction

LACM recognizes that a client may issue directives regarding how particular proxy issues are to be voted for the client’s portfolio holdings. LACM will require that the contract provides for such direction including instructions as to how those votes will be managed in keeping with the client’s wishes particularly when it is different from the adviser’s policies and procedures.

F.	Basis for Formulation

LACM has developed procedures and proxy voting guidelines that outline the general principals and philosophy behind our proxy voting program. Specifically, LACM has contracted to have Glass, Lewis & Co. manage the proxy voting for all of the firm’s accounts. In addition, LACM has created and adopted a procedures statement and a guideline statement which it has instructed Glass, Lewis & Co. to implement.

LACM may also incorporate information gathered from other sources beyond Glass, Lewis & Co. These include:

1. Source of Information. The adviser may conduct research internally and/or use the resources of an independent research consultant.
2. Information. The adviser’s policies and procedures may be based on the following information: legislative materials, studies of corporate governance and other proxy voting issues, and/or analyses of shareholder and management proposals by a certain sector of companies, e.g. Fortune 500 companies.
G.	Shareholder Activism

The firm does not actively engage in shareholder activism, such as dialogue with management with respect to pending proxy voting issues.

H.	Availability of Policies and Procedures

LACM will provide all clients with a copy of the policies and procedures upon request, however, please note they may be updated periodically.

I.	Disclosure of Vote

Clients may request at any time a copy of our voting records for their account by simply making a formal request to LACM.

1. Clients LACM will make this information available to an advisory client upon its request within a reasonable time period and in a manner appropriate to the nature of the advisory business. For further information, please contact Carin Madden of LACM at 310-479-9878.

2. Third Parties LACM has a general policy of not disclosing to third parties how it (or its voting delegate) voted a client’s proxy.
III. RESPONSIBILITY AND OVERSIGHT
A.      Designated Individual or Committee LACM has a designated compliance officer who has the responsibility for administering and overseeing the proxy voting process. In addition there is a Proxy Committee who formally approves and reviews all proxy guidelines, procedures and voting records.
B.	Duties of the Compliance Officer and the Proxy Committee.

1. Develop, authorize, implement and update the policies and procedures;

2. Oversee the proxy voting process;

3. Monitor legislative and corporate governance developments and coordinate any corporate or other communication related to proxy issues;

4. Engage and oversee the third-party vendor, Glass, Lewis & Co., to review, monitor, and/or vote proxies;

5. The committee will meet as necessary to fulfill its responsibilities.

IV. PROCEDURES
A.	Client Direction LACM’s responsibility for voting proxies are determined generally by the obligations set forth under each advisory contract.

1. ERISA Accounts Voting ERISA client proxies is a fiduciary act of plan asset management that must be performed by the adviser, unless the voting right is retained by a named fiduciary of the plan. (DOL Bulletin 94-2)

2. Change in Client Direction. LACM, while accepting direction from clients on specific proxy issues for their own account, reserves the right to maintain its standard position on all other client accounts.

B.	Process of Voting Proxies

1. Obtain Proxy Registered owners of record, e.g. the trustee or custodian bank, that receive proxy materials from the issuer or its information agent, or an ERISA plan are instructed to sign the proxy in blank and forward it directly Glass, Lewis & Co., the voting delegate.
a. Securities Lending. LACM may recall securities that are part of a securities lending program for materially important votes.
2. Match Each proxy received is matched to the securities to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies within a reasonable time.
3. Categorize Each proxy is reviewed and categorized according to issues and the proposing parties.
4. Conflicts of Interest Each proxy is reviewed by the proxy administrator or committee member to assess the extent to which there may be a material conflict between the adviser’s interests and those of the client. Upon notifying the client of the conflict and unless the client issues a specific directive to LACM on how to vote, LACM will vote in accordance with a pre-determined policy based on the recommendations of Glass, Lewis & Co. If the client issues a directive that clearly creates a conflict of interest for LACM, the client will be given two options. One option will be to vote its own proxy on that issue and the other will be to turn the decision over to another independent third party to vote.
5. Vote Glass, Lewis & Co. then votes the proxy in accordance with the firm’s policies and procedures and returns the voted proxy to the issuer or its information agent.
6. Review Glass, Lewis & Co. has the responsibility to ensure that materials are received by LACM in a timely manner. In addition they monitor and reconcile on a regular basis the proxies received against holdings on the record date of client accounts over which we have voting authority. This ensures that all shares held on the record date, and for which a voting obligation exists, are voted.

C.	Voting Delegate. LACM has engaged Glass, Lewis & Co. as a service provider to assist with administrative functions. Glass, Lewis &
Co. is charged with the following duties.

1 . Documentation. Glass, Lewis & Co. will document any decision to delegate its voting authority to a voting delegate.

2. Final Authority. Despite the relationship with Glass, Lewis & Co., LACM retains final authority and fiduciary responsibility for proxy voting.

3. Consistency. LACM has verified that Glass, Lewis & Co.’s procedures are consistent with LACM’s policies and procedures.

4. Reports. Glass, Lewis & Co. uses an online system where LACM has access to all proxy ballots and votes therefore we are able to generate any report as needed at any time.

D.	Recordkeeping

1. Section 204 Glass, Lewis & Co. maintains all records of proxies voted pursuant to Section 204-2 of the Advisers Act.

2. Contents
a. As required by Rule 204-2(c): (1) a copy of its policies and procedures; (2) proxy statements received regarding client securities (maintained at Glass, Lewis & Co. who will provide a copy promptly upon request); (3) a record of each vote cast (maintained at Glass, Lewis & Co. who will provide a copy promptly upon request); (4) a copy of any document created by LACM that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and LACM’s written response to any (written or oral) client request for such records.
b. For ERISA accounts, LACM is required to maintain accurate proxy voting records (both procedures and actions taken in individual situations) to enable the named fiduciary to determine whether LACM is fulfilling its obligations. (DOL Bulletin 942) Retention may include:
(1) issuer name and meeting;
(2) issues voted on and record of the vote;
(3) number of shares eligible to be voted on the record date; and
(4) numbers of shares voted.
3. Duration Proxy voting books and records will be maintained at Glass, Lewis & Co., who will provide copies of those records promptly upon request, for a period of five years.

MacKay Shields LLC
Proxy Voting Policies and Procedures
1. Introduction
MacKay Shields LLC (“MacKay Shields” or the “Firm”), has adopted these “Proxy Voting Policy and Procedures” (the “Policy”) to ensure the Firm’s compliance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”) and other applicable fiduciary obligations. The Policy applies to proxies relating to securities held by clients of MacKay Shields who have delegated the responsibility of voting proxies to the Firm. The Policy is designed to assist Firm employees in meeting their specific responsibilities in this area and to ensure that proxies are voted in the best interests of the Firm’s clients.
2. Statement of Policy
2.1 It is the policy of MacKay Shields that where the Firm has voting authority, all proxies are to be voted in the best interest of the client without regard to the interests of MacKay Shields or other related parties. Specifically, MacKay Shields shall not subordinate the interests of clients to unrelated objectives. MacKay Shields shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. For purposes of the Policy, the “best interests of clients” shall mean, unless otherwise specified by the client, the clients’ best economic interests over the long term — that is, the common interest that all MacKay Shields clients share in seeing the value of a common investment increase over time. It is further the policy of the Firm that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records as required by the Advisers Act, be made available to its clients.
2.2 When proxies with respect to securities held by clients of MacKay Shields have not been received by MacKay Shields or its proxy voting service provider, MacKay Shields will make reasonable efforts to obtain missing proxies. MacKay Shields is not responsible for voting proxies it or its proxy voting service provider does not receive.
2.3 MacKay Shields may choose not to vote proxies under the following circumstances:
•	If the effect on the client’s economic interests or the value of the portfolio holding is indeterminable or insignificant;

•	If the cost of voting the proxy outweighs the possible benefit; or

•	If a jurisdiction imposes share blocking restrictions which prevent the Firm from trading shares.

3. Use of Third Party Proxy Voting Service Provider
In an effort to discharge its responsibility, MacKay Shields has examined third-party services that assist in the researching and voting of proxies and the development of voting guidelines. After such review, the Firm has selected Institutional Shareholder Services (“ISS”) to assist it in researching voting proposals, analyzing the financial implications of voting proposals and voting proxies. MacKay Shields utilizes the research and analytical services, operational implementation, administration, record-keeping and reporting services provided by ISS.
4. Proxy Voting Guidelines
4.1 MacKay Shields has determined that, except as set forth in Sections 6 and 7, proxies for non-union clients will be voted in accordance with the voting recommendations contained in the applicable ISS domestic or global proxy voting guidelines, as in effect from time to time. A summary of the current applicable ISS proxy voting guidelines is attached as Exhibit A.
4.2 MacKay Shields has determined that, except as set forth in Sections 6 and 7, proxies for union or Taft-Hartley clients who so specify will be voted in accordance with the voting recommendations contained in the applicable ISS Taft-Hartley domestic or global proxy voting guidelines, as in effect from time to time. A summary of the current applicable ISS proxy voting guidelines is attached as Exhibit B.
4.3 For purposes of the Policy, the guidelines described in Sections 4.2 and 4.3 are collectively referred to as the Standard Guidelines.
4.4 A client may choose to use proxy voting guidelines different from the Standard Guidelines (“Custom Guidelines”). Any Custom Guidelines must be furnished by the client to MacKay Shields in writing.
4.5 In the event the Standard Guidelines or any client’s Custom Guidelines do not address how a proxy should be voted or state that the vote is to be determined on a “case-by-case” basis, the proxy will be voted in accordance with ISS recommendations, subject to Section 6. In the event that ISS has not made a recommendation, MacKay Shields will follow the procedure set forth in Section 7.
4.6 Notwithstanding the foregoing, MacKay Shields will vote a proxy with respect to a particular security held by a client in accordance with such client’s specific request even if it is in a manner inconsistent with the Standard Guidelines or the client’s Custom Guidelines, as the case may be. Any such specific requests must be furnished to MacKay Shields by the client in writing and must be received by MacKay on a timely basis for instructing ISS how to cast the vote.

4.7 In order to avoid possible conflicts of interest, MacKay Shields votes proxies based on the Standard Guidelines or a client’s Custom Guidelines, as the case may be. However, it is recognized that the Firm’s portfolio management team has the ultimate responsibility for proxy voting.
4.8 For clients using the Standard Guidelines, the Firm will instruct ISS to cast votes in accordance with the Standard Guidelines. For clients using Custom Guidelines, the Firm will provide ISS with a copy of such Custom Guidelines and will instruct ISS to cast votes in accordance with such Custom Guidelines. ISS will cast votes in accordance with the Standard Guidelines or Custom Guidelines, as the case may be, unless instructed otherwise by MacKay Shields as set forth in Sections 6 and 7. Upon receipt of a specific request from a client pursuant to Section 4.6, the Firm will instruct ISS to cast such client’s proxy in accordance with such request.
5. Client Account Set-up and Review
5.1 Initially, MacKay Shields must determine whether the client seeks to retain the responsibility of voting proxies, or seeks to delegate that responsibility to the Firm. The marketing or client service person responsible for setting up the account, in conjunction with MacKay’s Legal/Compliance Department, will have primary responsibility for making that determination. In its sole discretion, the Firm may decline to accept authority to vote a client’s proxies. Any such refusal shall be in writing and sent to the client via certified mail.
5.2 In most cases, the delegation of voting authority to MacKay Shields, and the Firm’s use of a third-party proxy voting service provider shall be memorialized in the client’s investment management agreement. The client may choose to have the Firm vote proxies in accordance with the Standard Guidelines or in accordance with the client’s Custom Guidelines.
5.3 MacKay Shields shall notify ISS of new client accounts using such form as ISS shall specify from time to time. Designated personnel within the Firm will be responsible for ensuring that each new client’s account for which the Firm has proxy voting authority is established on the appropriate systems.
6. Overriding Guidelines
A portfolio manager may propose that a particular proxy vote be cast in a manner different from the Standard Guidelines or an ISS voting recommendation, or may propose an abstention from voting, if he/she believes that to do so, based on all facts and circumstances, is in the best interest of the Firm’s clients as a whole. Any portfolio manager who proposes to override the Standard Guidelines or an ISS voting recommendation on a particular vote or to abstain from voting must complete a Proxy Vote Override/Decision Form, which is set forth in Schedule C.

7. Referral of Voting Decision by ISS to MacKay Shields
7.1 In the event that the Standard Guidelines or a client’s Custom Guidelines do not address how a proxy should be voted on a specific proposal for an issuer and ISS has not made a recommendation as to how such proxy should be voted, ISS will so advise MacKay Shields, In that event, the Legal/Compliance Department will request that the appropriate portfolio manager make a voting recommendation and complete a Proxy Vote Override/Decision Form.
7.2 In the event that the Standard Guidelines or a client’s Custom Guidelines require a “case-by-case” determination on a particular proxy vote and ISS has not made a recommendation as to how such proxy should be voted, ISS will so advise MacKay Shields. In that event, the Legal/Compliance Department will request that the appropriate portfolio manager make a voting recommendation and complete a Proxy Vote Override/Decision Form.
7.3 In the event that ISS determines that a conflict of interest exists as a result of which ISS is precluded from making a recommendation as to how a proxy should be voted on a specific proposal for an issuer, ISS will so advise MacKay Shields. In that event, the Legal/Compliance Department will request that the appropriate portfolio manager make a voting recommendation and complete a Proxy Vote Override/Decision Form.
8. Conflicts of Interest
8.1 The Firm’s portfolio managers may make proxy voting decisions in connection with (i) overriding the Standard Guidelines or an ISS voting recommendation pursuant to Section 6, or (ii) deciding on a vote pursuant to Section 7. In such event, the portfolio managers have an affirmative duty to disclose any potential conflict of interest known to them that exists between the Firm and the client on whose behalf the proxy is to be voted (“Conflict”).
8.2 By way of example, Conflicts may exist in situations where the Firm is called to vote on a proxy involving an issuer or proponent of a proxy proposal regarding the issuer where MacKay Shields or an affiliated person of the Firm also:
•	Manages the issuer’s or proponent’s pension plan;

•	Administers the issuer’s or proponent’s employee benefit plan;

•	Provided brokerage, underwriting, insurance or banking services to the issuer or proponent; or

•	Manages money for an employee group.
Additional Conflicts may exist, among others, if an executive of the Firm or its control affiliates is a close relative of, or has a personal or business relationship with:

•	An executive of the issuer or proponent;

•	A director of the issuer or proponent;

•	A person who is a candidate to be a director of the issuer;

•	A participant in the proxy contest; or

•	A proponent of a proxy proposal.
8.3 Whether a relationship creates a Conflict will depend on the facts and circumstances. Even if these parties do not attempt to influence the Firm with respect to voting, the value of the relationship to MacKay Shields or an affiliate can create a Conflict.
8.4 After a Proxy Vote Override/Decision Form is completed pursuant to Sections 6 or 7, such Form, which elicits information as to whether a potential Conflict exists, must be submitted to the Legal/Compliance Department for review. If the Firm’s General Counsel (“GC”) or Chief Compliance Officer (“CCO”) determines that there is no potential Conflict, the GC or CCO or their designate may instruct ISS to vote the proxy issue as set forth in the completed Form.
8.5 If the GC or CCO determines that there exists or may exist a Conflict, he or she will refer the issue to the Compliance Committee for consideration by convening (in person or via telephone) an emergency meeting of the Compliance Committee. For purposes of this Policy, a majority vote of those members present shall resolve any Conflict. The Compliance Committee will consider the facts and circumstances of the pending proxy vote and the potential or actual Conflict and make a determination as to how to vote the proxy — i.e., whether to permit or deny the recommendation of the portfolio manager, or whether to take other action, such as delegating the proxy vote to an independent third party or obtaining voting instructions from clients.
8.6 In considering the proxy vote and potential Conflict, the Compliance Committee may review the following factors, including but not limited to:
•	The percentage of outstanding securities of the issuer held on behalf of clients by the Firm.

•	The nature of the relationship of the issuer with the Firm, its affiliates or its executive officers.

•	Whether there has been any attempt to directly or indirectly influence the portfolio manager’s decision.

•	Whether the direction (for or against) of the proposed vote would appear to benefit the Firm or a related party.

•	Whether an objective decision to vote in a certain way will still create a strong appearance of a Conflict.
MacKay Shields may not abstain from voting any such proxy for the purpose of avoiding Conflict.

9. Securities Lending
MacKay Shields will monitor upcoming meetings and call stock loans, if applicable, in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. In determining whether to call stock loans, the relevant portfolio manager(s) shall consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the stock on loan.
10. Reporting
Upon request, MacKay Shields shall report annually (or more frequently if specifically requested) to its clients on proxy votes cast on their behalf. MacKay Shields will provide any client who makes a written or verbal request with a copy of a report disclosing how MacKay Shields voted securities held in that client’s portfolio. The report will generally contain the following information:
•	The name of the issuer of the security;

•	The security’s exchange ticker symbol;

•	The security’s CUSIP number; .

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer of by a security holder;

•	Whether MacKay Shields cast its vote on the matter;

•	How MacKay Shields voted; and

•	Whether MacKay Shields voted for or against management.
11. Record-Keeping
Either MacKay Shields or ISS as indicated below will maintain the following records:
•	A copy of the Policy and MacKay’s Standard Guidelines;

•	A copy of each proxy statement received by MacKay Shields or forwarded to ISS by the client’s custodian regarding client securities;

•	A record of each vote cast by MacKay Shields on behalf of a client;

•	A copy of all documents created by MacKay Shields that were material to making a decision on the proxy voting, (or abstaining from voting) of client securities or that memorialize the basis for that decision including the resolution of any Conflict, a copy of all guideline override requests and all supporting documents; and

•	A copy of each written request by a client for information on how MacKay Shields voted proxies on behalf of the client, as well as a copy of any written response by MacKay Shields to any request by a client for information on how MacKay Shields voted proxies on behalf of the client; records of oral requests for information or oral responses will not be kept.

Such records must be maintained for at least seven years.
12. Review of Voting and Guidelines
As part of its periodic reviews, MacKay Shields’ Legal/Compliance Department will conduct an annual review of the prior year’s proxy voting as well as the guidelines established for proxy voting. Documentation shall be maintained of this review and a report setting forth the results of the review will be presented annually to the Compliance Committee.
13. How to Request Information On How the Firm Voted Proxies
Clients may, at anytime, request and receive information from MacKay Shields as to how the Firm voted proxies for securities held in their account. Any such proxy information request should be in writing and mailed or faxed [(212)-754-9205] to MacKay Shields Client Services Department at:
MacKay Shields LLC
9 West 57th Street
New York, NY 10019
ATTN: Client Services
Attachments:
Exhibit A — Summary of Standard Guidelines for non-union clients
Exhibit B — Summary of Standard Guidelines for union clients (Taft-Hartley)
Schedule C — Proxy Vote Override/Decision Form
Effective January 2007

EXHIBIT A
ISS 2007 US Proxy Voting Guidelines Summary
2099 GAITHER ROAD
SUITE 501
ROCKVILLE, MD • 20850-4045
(301) 556-0500
FAX (301) 556-0486
WWW.ISSPROXY.COM
Copyright © 2006 by Institutional Shareholder Services.
All rights reserved. No part of this publication may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopy, recording, or any information storage and retrieval system, without permission in writing from the publisher.
Requests for permission to make copies of any part of this work should be sent to:
Institutional Shareholder Services
Marketing Department
2099 Gaither Road
Rockville, MD 20850
ISS is a trademark used herein under license.

ISS 2007 Proxy Voting Guidelines Summary
Effective for Meetings Feb 1, 2007
Updated December 15, 2006
The following is a condensed version of the proxy voting recommendations contained in the ISS Proxy Voting Manual.

1. Operational Items	6
Adjourn Meeting	6
Amend Quorum Requirements	6
Amend Minor Bylaws	6
Auditor Indemnification and Limitation of Liability	6
Auditor Ratification	6
Change Company Name	7
Change Date, Time, or Location of Annual Meeting	7
Transact Other Business	7

2. Board of Directors:	8
Voting on Director Nominees in Uncontested Elections	8
2007 Classification of Directors	10
Age Limits	11
Board Size	11
Classification/Declassification of the Board	11
Cumulative Voting	11
Director and Officer Indemnification and Liability Protection	12
Establish/Amend Nominee Qualifications	12
Filling Vacancies/Removal of Directors	12
Independent Chair (Separate Chair/CEO)	13
Majority of Independent Directors/Establishment of Committees	13
Majority Vote Shareholder Proposals	13
Office of the Board	14
Open Access	14
Performance Test for Directors	14
Stock Ownership Requirements	15
Term Limits	15

3. Proxy Contests	16
Voting for Director Nominees in Contested Elections	16
Reimbursing Proxy Solicitation Expenses	16
Confidential Voting	16

4. Antitakeover Defenses and Voting Related Issues	17
Advance Notice Requirements for Shareholder Proposals/Nominations	17
Amend Bylaws without Shareholder Consent	17
Poison Pills	17
Shareholder Ability to Act by Written Consent	17
Shareholder Ability to Call Special Meetings	17
Supermajority Vote Requirements	17

5. Mergers and Corporate Restructurings	18
Overall Approach	18
Appraisal Rights	18
© 2006 Institutional Shareholder Services Inc. All Rights Reserved.

2

Asset Purchases	18
Asset Sales	19
Bundled Proposals	19
Conversion of Securities	19
Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans	19
Formation of Holding Company	19
Going Private Transactions (LBOs, Minority Squeezeouts, and Going Dark)	20
Joint Ventures	20
Liquidations	20
Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition	20
Private Placements/Warrants/Convertible Debentures	20
Spinoffs	21
Value Maximization Proposals	21

6. State of Incorporation	22
Control Share Acquisition Provisions	22
Control Share Cash-out Provisions	22
Disgorgement Provisions	22
Fair Price Provisions	22
Freeze-out Provisions	22
Greenmail	22
Reincorporation Proposals	23
Stakeholder Provisions	23
State Antitakeover Statutes	23

7. Capital Structure	24
Adjustments to Par Value of Common Stock	24
Common Stock Authorization	24
Dual-Class Stock	24
Issue Stock for Use with Rights Plan	24
Preemptive Rights	24
Preferred Stock	24
Recapitalization	25
Reverse Stock Splits	25
Share Repurchase Programs	25
Stock Distributions: Splits and Dividends	25
Tracking Stock	25

8. Executive and Director Compensation	26
Equity Compensation Plans	26
Cost of Equity Plans	26
Repricing Provisions	26
Pay-for Performance Disconnect	26
Three-Year Burn Rate/Burn Rate Commitment	28
Poor Pay Practices	29
Specific Treatment of Certain Award Types in Equity Plan Evaluations:	30
Dividend Equivalent Rights	30
Liberal Share Recycling Provisions	30
Other Compensation Proposals and Policies	30
401(k) Employee Benefit Plans	30
Director Compensation	30
Director Retirement Plans	31
Employee Stock Ownership Plans (ESOPs)	31
Employee Stock Purchase Plans– Qualified Plans	31
© 2006 Institutional Shareholder Services Inc. All Rights Reserved.

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Employee Stock Purchase Plans– Non-Qualified Plans	31
Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related	32
Compensation Proposals)	32
Options Backdating	32
Option Exchange Programs/Repricing Options	32
Stock Plans in Lieu of Cash	33
Transfer Programs of Stock Options	33
Shareholder Proposals on Compensation	33
Advisory Vote on Executive Compensation (Say-on-Pay)	33
Compensation Consultants- Disclosure of Board or Company’s Utilization	33
Disclosure/Setting Levels or Types of Compensation for Executives and Directors	34
Option Repricing	34
Pay for Superior Performance	34
Pension Plan Income Accounting	34
Performance-Based Awards	35
Severance Agreements for Executives/Golden Parachutes	35
Supplemental Executive Retirement Plans (SERPs)	35

9. Corporate Responsibility	36
Consumer Issues and Public Safety	36
Animal Rights	36
Drug Pricing	36
Drug Reimportation	36
Genetically Modified Foods	36
Handguns	37
HIV/AIDS	37
Predatory Lending	37
Tobacco	38
Toxic Chemicals	38
Environment and Energy	38
Arctic National Wildlife Refuge	38
CERES Principles	39
Climate Change	39
Concentrated Area Feeding Operations (CAFOs)	39
Environmental-Economic Risk Report	39
Environmental Reports	39
Global Warming	40
Kyoto Protocol Compliance	40
Land Use	40
Nuclear Safety	40
Operations in Protected Areas	40
Recycling	40
Renewable Energy	41
Sustainability Report	41
General Corporate Issues	41
Charitable/Political Contributions	41
Disclosure of Lobbying Expenditures/Initiatives	42
Link Executive Compensation to Social Performance	42
Outsourcing/Offshoring	42
Labor Standards and Human Rights	42
China Principles	42
Country-specific Human Rights Reports	42
International Codes of Conduct/Vendor Standards	42
MacBride Principles	43
Military Business	43
© 2006 Institutional Shareholder Services Inc. All Rights Reserved.

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Foreign Military Sales/Offsets	43
Landmines and Cluster Bombs	43
Nuclear Weapons	44
Operations in Nations Sponsoring Terrorism (e.g., Iran)	44
Spaced-Based Weaponization	44
Workplace Diversity	44
Board Diversity	44
Equal Employment Opportunity (EEO)	44
Glass Ceiling	45
Sexual Orientation	45

10. Mutual Fund Proxies	46
Election of Directors	46
Converting Closed-end Fund to Open-end Fund	46
Proxy Contests	46
Investment Advisory Agreements	46
Approving New Classes or Series of Shares	46
Preferred Stock Proposals	46
1940 Act Policies	46
Changing a Fundamental Restriction to a Nonfundamental Restriction	47
Change Fundamental Investment Objective to Nonfundamental	47
Name Change Proposals	47
Change in Fund’s Subclassification	47
Disposition of Assets/Termination/Liquidation	47
Changes to the Charter Document	47
Changing the Domicile of a Fund	48
Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval	48
Distribution Agreements	48
Master-Feeder Structure	48
Mergers	48
Shareholder Proposals for Mutual Funds	48
Establish Director Ownership Requirement	48
Reimburse Shareholder for Expenses Incurred	48
Terminate the Investment Advisor	48
© 2006 Institutional Shareholder Services Inc. All Rights Reserved.

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1. Operational Items
Adjourn Meeting
Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.
Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes “other business.”
Amend Quorum Requirements
Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.
Amend Minor Bylaws
Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).
Auditor Indemnification and Limitation of Liability
Consider the issue of auditor indemnification and limitation of liability on a CASE-BY-CASE basis. Factors to be assessed include, but are not limited to:
•	The terms of the auditor agreement- the degree to which these agreements impact shareholders’ rights;

•	Motivation and rationale for establishing the agreements;

•	Quality of disclosure; and

•	Historical practices in the audit area.
WTHHOLD against members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.
Auditor Ratification
Vote FOR proposals to ratify auditors, unless any of the following apply:
•	An auditor has a financial interest in or association with the company, and is therefore not independent,

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position, or

•	Fees for non-audit services (“Other” fees) are excessive.
Non-audit fees are excessive if:
Non-audit (“other”) fees >audit fees + audit-related fees + tax compliance/preparation fees
Tax compliance and preparation include the preparation of original and amended tax returns, refund claims and tax payment planning. All other services in the tax category, such as tax advice, planning or consulting should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.
© 2006 Institutional Shareholder Services Inc. All Rights Reserved.

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Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.
Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:
•	The tenure of the audit firm;

•	The length of rotation specified in the proposal;

•	Any significant audit-related issues at the company;

•	The number of Audit Committee meetings held each year;

•	The number of financial experts serving on the committee; and

•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.
Change Company Name
Vote FOR proposals to change the corporate name.
Change Date, Time, or Location of Annual Meeting
Vote FOR management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable.
Vote AGAINST shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable.
Transact Other Business
Vote AGAINST proposals to approve other business when it appears as voting item.
© 2006 Institutional Shareholder Services Inc. All Rights Reserved.

7

2. Board of Directors:
Voting on Director Nominees in Uncontested Elections
Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:
•	Composition of the board and key board committees;

•	Attendance at board and committee meetings;

•	Corporate governance provisions and takeover activity;

•	Disclosures under Section 404 of Sarbanes-Oxley Act;

•	Long-term company performance relative to a market and peer index;

•	Extent of the director’s investment in the company;

•	Existence of related party transactions;

•	Whether the chairman is also serving as CEO;

•	Whether a retired CEO sits on the board;

•	Number of outside boards at which a director serves;

•	Majority vote standard for director elections without a provision to allow for plurality voting when there are more nominees than seats.
WITHHOLD from individual directors who:
•	Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

•	Sit on more than six public company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards.
WITHHOLD from the entire board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:
•	The company’s proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, withhold from all incumbent directors;

•	The company’s poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;

•	The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption, or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue;

•	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;

•	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•	At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;

•	The company is a Russell 3000 company that underperformed its industry group (GICS group) under the criteria discussed in the section “Performance Test for Directors”.
WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:
•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
© 2006 Institutional Shareholder Services Inc. All Rights Reserved.

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•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•	The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

•	The full board is less than majority independent.
WITHHOLD from the members of the Audit Committee if:
•	The non-audit fees paid to the auditor are excessive (see discussion under Auditor Ratification);

•	A material weakness identified in the Section 404 Sarbanes-Oxley Act disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms;

•	There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.
WITHHOLD from the members of the Compensation Committee if:
•	There is a negative correlation between the chief executive’s pay and company performance (see discussion under Equity Compensation Plans);

•	The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

•	The company fails to submit one-time transfers of stock options to a shareholder vote;

•	The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

•	The company has backdated options (see “Options Backdating” policy);

•	The company has poor compensation practices (see “Poor Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.
WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.
© 2006 Institutional Shareholder Services Inc. All Rights Reserved.

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2007 Classification of Directors
Inside Director (I)
•	Employee of the company or one of its affiliates[1];

•	Non-employee officer of the company if among the five most highly paid individuals (excluding interim CEO);

•	Listed as a Section 16 officer[2];

•	Current interim CEO;

•	Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a defined group).
Affiliated Outside Director (AO)
•	Board attestation that an outside director is not independent;

•	Former CEO of the company;

•	Former CEO of an acquired company within the past five years;

•	Former interim CEO if the service was longer than 18 months. If the service was between twelve and eighteen months an assessment of the interim CEO’s employment agreement will be made;[3]

•	Former executive[2] of the company, an affiliate or an acquired firm within the past five years;

•	Executive[2] of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years;

•	Executive, former executive, general or limited partner of a joint venture or partnership with the company;

•	Relative[4] of a current Section 16 officer of company or its affiliates;

•	Relative[4] of a current employee of company or its affiliates where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role);

•	Relative[4] of former Section 16 officer, of company or its affiliate within the last five years;

•	Currently provides (or a relative[4] provides) professional services[5] to the company, to an affiliate of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year;

•	Employed by (or a relative[4] is employed by) a significant customer or supplier[6];

•	Has (or a relative[4] has) any transactional relationship with the company or its affiliates excluding investments in the company through a private placement;[6]

•	Any material financial tie or other related party transactional relationship to the company;

•	Party to a voting agreement to vote in line with management on proposals being brought to shareholder vote;

•	Has (or a relative[4] has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation and Stock Option Committee; [7]

•	Founder[8] of the company but not currently an employee;

•	Is (or a relative[4] is) a trustee, director or employee of a charitable or non-profit organization that receives grants or endowments[6] from the company or its affiliates[1].
Independent Outside Director (IO)
•	No material[9] connection to the company other than a board seat.

Footnotes:

[1]	“Affiliate” includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

[2]	“Executives” (officers subject to Section 16 of the Securities and Exchange Act of 1934) include the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division or policy function).
© 2006 Institutional Shareholder Services Inc. All Rights Reserved.

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[3]	ISS will look at the terms of the interim CEO’s employment contract to determine if it contains severance pay, long-term health and pension benefits or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was underway for a full-time CEO at the time.

[4]	“Relative” follows the SEC’s new definition of “immediate family members” which covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[5]	Professional services can be characterized as advisory in nature and generally include the following: investment banking / financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[6]	If the company makes or receives annual payments exceeding the greater of $200,000 or five percent of the recipient’s gross revenues. (The recipient is the party receiving the financial proceeds from the transaction).

[7]	Interlocks include: (a) executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board) or (b) executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

[8]	The operating involvement of the Founder with the company will be considered. Little to no operating involvement may cause ISS to deem the Founder as an independent outsider.

[9]	For purposes of ISS’ director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.
Age Limits
Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through mandatory retirement ages.
Board Size
Vote FOR proposals seeking to fix the board size or designate a range for the board size.
Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.
Classification/Declassification of the Board
Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.
Cumulative Voting
Generally vote AGAINST proposals to eliminate cumulative voting.
Generally vote FOR proposals to restore or provide for cumulative voting unless the company meets all of the following criteria:
•	Majority vote standard in director elections, including a carve-out for plurality voting in contested situations;

•	Annually elected board;

•	Two-thirds of the board composed of independent directors;

•	Nominating committee composed solely of independent directors;
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•	Confidential voting; however, there may be a provision for suspending confidential voting during proxy contests;

•	Ability of shareholders to call special meetings or act by written consent with 90 days’ notice;

•	Absence of superior voting rights for one or more classes of stock;

•	Board does not have the right to change the size of the board beyond a stated range that has been approved by shareholders;

•	The company has not under-performed its both industry peers and index on both a one-year and three-year total shareholder returns basis*, unless there has been a change in the CEO position within the last three years; and

•	No director received a WITHHOLD vote level of 35% or more of the votes cast in the previous election.
* Starting in 2007, the industry peer group used for this evaluation will change from the 4-digit GICS group to the average of the 12 companies in the same 6-digit GICS group that are closest in revenue to the company. To fail, the company must under-perform its index and industry group on all 4 measures (1 and 3 year on industry peers and index).
Director and Officer Indemnification and Liability Protection
Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.
Vote AGAINST proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.
Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.
Vote AGAINST proposals that would expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company’s board (i.e. “permissive indemnification”) but that previously the company was not required to indemnify.
Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:
•	If the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

•	If only the director’s legal expenses would be covered.
Establish/Amend Nominee Qualifications
Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.
Vote AGAINST shareholder proposals requiring two candidates per board seat.
Filling Vacancies/Removal of Directors
Vote AGAINST proposals that provide that directors may be removed only for cause.
Vote FOR proposals to restore shareholders’ ability to remove directors with or without cause.
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Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.
Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.
Independent Chair (Separate Chair/CEO)
Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:
•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:
–	Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

–	Serves as liaison between the chairman and the independent directors,

–	Approves information sent to the board,

–	Approves meeting agendas for the board,

–	Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,

–	Has the authority to call meetings of the independent directors,

–	If requested by major shareholders, ensures that he is available for consultation and direct communication;
•	Two-thirds independent board;

•	All-independent key committees;

•	Established governance guidelines;

•	The company should not have underperformed both its industry peers and index on both a one-year and three-year total shareholder returns basis*, unless there has been a change in the Chairman/CEO position within that time;

•	The company does not have any problematic governance issues.
* Starting in 2007, the industry peer group used for this evaluation will change from the 4-digit GICS group to the average of the 12 companies in the same 6-digit GICS group that are closest in revenue to the company. To fail, the company must under-perform its index and industry group on all 4 measures (1 and 3 year on industry peers and index).
Majority of Independent Directors/Establishment of Committees
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’ definition of independent outsider. (See Classification of Directors.)
Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.
Majority Vote Shareholder Proposals
Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.
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Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.
Office of the Board
Generally vote FOR shareholders proposals requesting that the board establish an Office of the Board of Directors in order to facilitate direct communications between shareholders and non-management directors, unless the company has all of the following:
•	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

•	Effectively disclosed information with respect to this structure to its shareholders;

•	Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and

•	The company has an independent chairman or a lead/presiding director, according to ISS’ definition. This individual must be made available for periodic consultation and direct communication with major shareholders.
Open Access
Generally vote FOR reasonably crafted shareholder proposals providing shareholders with the ability to nominate director candidates to be included on management’s proxy card, provided the proposal substantially mirrors the SEC’s proposed two-trigger formulation (see the proposed “Security Holder Director Nominations” rule (http://www.sec.gov/rules/proposed/34-48626.htm) or ISS’ comment letter to the SEC dated 6/13/2003, available on ISS website under Governance Center- ISS Position Papers).
Performance Test for Directors
WITHHOLD from directors of Russell 3000 companies that underperformed relative to their industry peers. The criterion used to evaluate such underperformance is a combination of four performance measures:
One measurement will be a market-based performance metric and three measurements will be tied to the company’s operational performance. The market performance metric in the methodology is five-year Total Shareholder Return (TSR) on a relative basis within each four-digit GICS group. The three operational performance metrics are sales growth, EBITDA growth, and pre-tax operating Return on Invested Capital (ROIC) on a relative basis within each four-digit GICS group. All four metrics will be time-weighted as follows: 40 percent on the trailing 12 month period and 60 percent on the 48 month period prior to the trailing 12 months. This methodology emphasizes the company’s historical performance over a five-year period yet also accounts for near-term changes in a company’s performance.
The table below summarizes the new framework:

Metrics	Basis of Evaluation	Weighting	2nd Weighting
Operational Performance			50%
5-year Average pre-tax operating ROIC	Management efficiency in deploying assets	33.3%
5-year Sales Growth	Top-Line	33.3%
5-year EBITDA Growth	Core-earnings	33.3%
Sub Total		100%
Stock Performance			50%
5-year TSR	Market
Total			100%
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Adopt a two-phased approach. In 2007 (Year 1), the worst performers (bottom five percent) within each of the 24 GICS groups will automatically receive cautionary language, except for companies that have already received cautionary language or withhold votes in 2006 under the current policy. The latter may be subject to withhold votes in 2007. For 2008 (Year 2), WITHHOLD votes from director nominees if a company continues to be in the bottom five percent within its GICS group for that respective year and/or shows no improvement in its most recent trailing 12 months operating and market performance relative to its peers in its GICS group. This policy would be applied on a rolling basis going forward.
Stock Ownership Requirements
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is desired, the company should determine the appropriate ownership requirement.
Vote CASE-BY-CASE on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.
Term Limits
Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.
© 2006 Institutional Shareholder Services Inc. All Rights Reserved.

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3. Proxy Contests
Voting for Director Nominees in Contested Elections
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:
•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.
Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.
Confidential Voting
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.
Vote FOR management proposals to adopt confidential voting.
© 2006 Institutional Shareholder Services Inc. All Rights Reserved.

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4. Antitakeover Defenses and Voting Related Issues
Advance Notice Requirements for Shareholder Proposals/Nominations
Vote CASE-BY-CASE on advance notice proposals, supporting those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.
Amend Bylaws without Shareholder Consent
Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.
Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.
Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:
•	Shareholders have approved the adoption of the plan; or

•	The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.
Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.
Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:
•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.
Shareholder Ability to Act by Written Consent
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.
Shareholder Ability to Call Special Meetings
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.
Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote.
Vote FOR proposals to lower supermajority vote requirements.
© 2006 Institutional Shareholder Services Inc. All Rights Reserved.

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5. Mergers and Corporate Restructurings
Overall Approach
For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
•	Valuation — Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction — How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•	Strategic rationale — Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•	Negotiations and process — Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•	Conflicts of interest — Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•	Governance — Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
Appraisal Rights
Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.
Asset Purchases
Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:
•	Purchase price;

•	Fairness opinion;

•	Financial and strategic benefits;

•	How the deal was negotiated;

•	Conflicts of interest;

•	Other alternatives for the business;

•	Non-completion risk.
© 2006 Institutional Shareholder Services Inc. All Rights Reserved.

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Asset Sales
Vote CASE-BY-CASE on asset sales, considering the following factors:
•	Impact on the balance sheet/working capital;

•	Potential elimination of diseconomies;

•	Anticipated financial and operating benefits;

•	Anticipated use of funds;

•	Value received for the asset;

•	Fairness opinion;

•	How the deal was negotiated;

•	Conflicts of interest.
Bundled Proposals
Vote CASE-BY-CASE on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.
Conversion of Securities
Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.
Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.
Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans
Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, taking into consideration the following:
•	Dilution to existing shareholders’ position;

•	Terms of the offer;

•	Financial issues;

•	Management’s efforts to pursue other alternatives;

•	Control issues;

•	Conflicts of interest.
Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.
Formation of Holding Company
Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:
•	The reasons for the change;

•	Any financial or tax benefits;

•	Regulatory benefits;

•	Increases in capital structure;

•	Changes to the articles of incorporation or bylaws of the company.
Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:
•	Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital Structure”);

•	Adverse changes in shareholder rights.
© 2006 Institutional Shareholder Services Inc. All Rights Reserved.

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Going Private Transactions (LBOs, Minority Squeezeouts, and Going Dark)
Vote CASE-BY-CASE on going private transactions, taking into account the following:
•	Offer price/premium;

•	Fairness opinion;

•	How the deal was negotiated;

•	Conflicts of interest;

•	Other alternatives/offers considered; and

•	Non-completion risk.
Vote CASE-BY-CASE on “going dark” transactions, determining whether the transaction enhances shareholder value by taking into consideration:
•	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

•	Cash-out value;

•	Whether the interests of continuing and cashed-out shareholders are balanced; and

•	The market reaction to public announcement of transaction.
Joint Ventures
Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:
•	Percentage of assets/business contributed;

•	Percentage ownership;

•	Financial and strategic benefits;

•	Governance structure;

•	Conflicts of interest;

•	Other alternatives;

•	Noncompletion risk.
Liquidations
Vote CASE-BY-CASE on liquidations, taking into account the following:
•	Management’s efforts to pursue other alternatives;

•	Appraisal value of assets; and

•	The compensation plan for executives managing the liquidation.
Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.
Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition
Vote CASE-BY-CASE on mergers and acquisitions, determining whether the transaction enhances shareholder value by giving consideration to items listed under “Mergers and Corporate Restructurings: Overall Approach.”
Private Placements/Warrants/Convertible Debentures
Vote CASE-BY-CASE on proposals regarding private placements, taking into consideration:
•	Dilution to existing shareholders’ position;

•	Terms of the offer;

•	Financial issues;

•	Management’s efforts to pursue other alternatives;

•	Control issues;

•	Conflicts of interest.
Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.
© 2006 Institutional Shareholder Services Inc. All Rights Reserved.

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Spinoffs
Vote CASE-BY-CASE on spin-offs, considering:
•	Tax and regulatory advantages;

•	Planned use of the sale proceeds;

•	Valuation of spinoff;

•	Fairness opinion;

•	Benefits to the parent company;

•	Conflicts of interest;

•	Managerial incentives;

•	Corporate governance changes;

•	Changes in the capital structure.
Value Maximization Proposals
Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:
•	Prolonged poor performance with no turnaround in sight;

•	Signs of entrenched board and management;

•	Strategic plan in place for improving value;

•	Likelihood of receiving reasonable value in a sale or dissolution; and

•	Whether company is actively exploring its strategic options, including retaining a financial advisor.
© 2006 Institutional Shareholder Services Inc. All Rights Reserved.

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6. State of Incorporation
Control Share Acquisition Provisions
Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.
Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.
Vote AGAINST proposals to amend the charter to include control share acquisition provisions.
Vote FOR proposals to restore voting rights to the control shares.
Control Share Cash-out Provisions
Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.
Vote FOR proposals to opt out of control share cash-out statutes.
Disgorgement Provisions
Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge, or pay back, to the company any profits realized from the sale of that company’s stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor’s gaining control status are subject to these recapture-of-profits provisions.
Vote FOR proposals to opt out of state disgorgement provisions.
Fair Price Provisions
Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.
Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.
Freeze-out Provisions
Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.
Greenmail
Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.
© 2006 Institutional Shareholder Services Inc. All Rights Reserved.

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Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.
Reincorporation Proposals
Vote CASE-BY-CASE on proposals to change a company’s state of incorporation, taking into consideration both financial and corporate governance concerns, including:
•	The reasons for reincorporating;

•	A comparison of the governance provisions;

•	Comparative economic benefits; and

•	A comparison of the jurisdictional laws.
Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.
Stakeholder Provisions
Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.
State Antitakeover Statutes
Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).
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7. Capital Structure
Adjustments to Par Value of Common Stock
Vote FOR management proposals to reduce the par value of common stock.
Common Stock Authorization
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS.
Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.
In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company’s performance and whether the company’s ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:
•	Rationale;

•	Good performance with respect to peers and index on a five-year total shareholder return basis;

•	Absence of non-shareholder approved poison pill;

•	Reasonable equity compensation burn rate;

•	No non-shareholder approved pay plans; and

•	Absence of egregious equity compensation practices.
Dual-Class Stock
Vote AGAINST proposals to create a new class of common stock with superior voting rights.
Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:
•	It is intended for financing purposes with minimal or no dilution to current shareholders;

•	It is not designed to preserve the voting power of an insider or significant shareholder.
Issue Stock for Use with Rights Plan
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).
Preemptive Rights
Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration: the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.
Preferred Stock
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).
Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).
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Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.
Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.
Recapitalization
Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:
•	More simplified capital structure;

•	Enhanced liquidity;

•	Fairness of conversion terms;

•	Impact on voting power and dividends;

•	Reasons for the reclassification;

•	Conflicts of interest; and

•	Other alternatives considered.
Reverse Stock Splits
Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.
Vote FOR management proposals to implement a reverse stock split to avoid delisting.
Vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue based on the allowable increased calculated using the Capital Structure model.
Share Repurchase Programs
Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
Stock Distributions: Splits and Dividends
Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.
Tracking Stock
Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:
•	Adverse governance changes;

•	Excessive increases in authorized capital stock;

•	Unfair method of distribution;

•	Diminution of voting rights;

•	Adverse conversion features;

•	Negative impact on stock option plans; and

•	Alternatives such as spin-off.
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8. Executive and Director Compensation
Equity Compensation Plans
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:
•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits the repricing of stock options without prior shareholder approval;

•	There is a disconnect between CEO pay and the company’s performance;

•	The company’s three year burn rate exceeds the greater of 2% and the mean plus 1 standard deviation of its industry group; or

•	The plan is a vehicle for poor pay practices.
Each of these factors is further described below:
Cost of Equity Plans
Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).
The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.
The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s allowable cap.
Repricing Provisions
Vote AGAINST plans that expressly permit the repricing of underwater stock options without prior shareholder approval, even if the cost of the plan is reasonable. Also, WITHHOLD from members of the Compensation Committee who approved and/or implemented an option exchange program by repricing and buying out underwater options for stock, cash or other consideration or canceling underwater options and regranting options with a lower exercise price without prior shareholder approval, even if such repricings are allowed in their equity plan.
Vote AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so.
Pay-for Performance Disconnect
Generally vote AGAINST plans in which:
•	there is a disconnect between the CEO’s pay and company performance (an increase in pay and a decrease in performance);

•	the main source of the pay increase (over half) is equity-based, and
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•	the CEO is a participant of the equity proposal.
Performance decreases are based on negative one- and three-year total shareholder returns. CEO pay increases are based on the CEO’s total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, value of non-equity incentive payouts, change in pension value and nonqualified deferred compensation earnings, and all other compensation) increasing over the previous year.
WITHHOLD votes from the Compensation Committee members when the company has a pay for performance disconnect.
On a CASE-BY-CASE basis, vote for equity plans and FOR compensation committee members with a pay-for-performance disconnect if compensation committee members can present strong and compelling evidence of improved committee performance. This evidence must go beyond the usual compensation committee report disclosure. This additional evidence necessary includes all of the following:
•	The compensation committee has reviewed all components of the CEO’s compensation, including the following:
–	Base salary, bonus, long-term incentives;

–	Accumulative realized and unrealized stock option and restricted stock gains;

–	Dollar value of perquisites and other personal benefits to the CEO and the total cost to the company;

–	Earnings and accumulated payment obligations under the company’s nonqualified deferred compensation program;

–	Actual projected payment obligations under the company’s supplemental executive retirement plan (SERPs).
•	A tally sheet with all the above components should be disclosed for the following termination scenarios:
–	Payment if termination occurs within 12 months: $ ;

–	Payment if “not for cause” termination occurs within 12 months: $ ;

–	Payment if “change of control” termination occurs within 12 months: $ .
•	The compensation committee is committed to providing additional information on the named executives’ annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered, as well as the maximum cash bonus payable for superior performance.
The repetition of the compensation committee report does not meet ISS’ requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.
•	The compensation committee is committed to granting a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants
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to be made. The performance-based equity awards do not refer to non-qualified stock options1 or performance-accelerated grants.2 Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.
The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.
•	The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company’s financial measures.
Three-Year Burn Rate/Burn Rate Commitment
Generally vote AGAINST plans if the company’s most recent three-year burn rate exceeds one standard deviation in excess of the industry mean (per the following Burn Rate Table) and is over two percent of common shares outstanding. The three-year burn rate policy does not apply to non-employee director plans unless outside directors receive a significant portion of shares each year.
However, vote FOR equity plans if the company fails this burn rate test but the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation (or 2%, whichever is greater), assuming all other conditions for voting FOR the plan have been met.
If a company fails to fulfill its burn rate commitment, vote to WITHHOLD from the compensation committee.

[1]	Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company’s underlying performance.

[2]	Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).
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2007 Burn Rate Table

		Russell 3000			Non-Russell 3000
			Standard	Mean +		Standard	Mean +
GICS	Description	Mean	Deviation	STDEV	Mean	Deviation	STDEV
1010	Energy	1.37%	0.92%	2.29%	1.76%	2.01%	3.77%
1510	Materials	1.23%	0.62%	1.85%	2.21%	2.15%	4.36%
2010	Capital Goods	1.60%	0.98%	2.57%	2.34%	1.98%	4.32%
2020	Commercial Services & Supplies	2.39%	1.42%	3.81%	2.25%	1.93%	4.18%
2030	Transportation	1.30%	1.01%	2.31%	1.92%	1.95%	3.86%
2510	Automobiles & Components	1.93%	0.98%	2.90%	2.37%	2.32%	4.69%
2520	Consumer Durables & Apparel	1.97%	1.12%	3.09%	2.02%	1.68%	3.70%
2530	Hotels Restaurants & Leisure	2.22%	1.19%	3.41%	2.29%	1.88%	4.17%
2540	Media	1.78%	0.92%	2.70%	3.26%	2.36%	5.62%
2550	Retailing	1.95%	1.10%	3.05%	2.92%	2.21%	5.14%
3010, 3020, 3030	Food & Staples Retailing	1.66%	1.25%	2.91%	1.90%	2.00%	3.90%
3510	Health Care Equipment & Services	2.87%	1.32%	4.19%	3.51%	2.31%	5.81%
3520	Pharmaceuticals & Biotechnology	3.12%	1.38%	4.50%	3.96%	2.89%	6.85%
4010	Banks	1.31%	0.89%	2.20%	1.15%	1.10%	2.25%
4020	Diversified Financials	2.13%	1.64%	3.76%	4.84%	5.03%	9.87%
4030	Insurance	1.34%	0.88%	2.22%	1.60%	1.96%	3.56%
4040	Real Estate	1.21%	1.02%	2.23%	1.21%	1.02%	2.23%
4510	Software & Services	3.77%	2.05%	5.82%	5.33%	3.13%	8.46%
4520	Technology Hardware & Equipment	3.05%	1.65%	4.70%	3.58%	2.34%	5.92%
4530	Semiconductors & Semiconductor Equip.	3.76%	1.64%	5.40%	4.48%	2.46%	6.94%
5010	Telecommunication Services	1.71%	0.99%	2.70%	2.98%	2.94%	5.92%
5510	Utilities	0.84%	0.51%	1.35%	0.84%	0.51%	1.35%
For companies that grant both full value awards and stock options to their employees, ISS shall apply a premium on full value awards for the past three fiscal years. The guideline for applying the premium is as follows:

Annual Stock Price
Characteristics	Volatility	Premium
High annual volatility	53% and higher	1 full-value award will count as 1.5 option shares
Moderate annual volatility	25% — 52%	1 full-value award will count as 2.0 option shares
Low annual volatility	Less than 25%	1 full-value award will count as 4.0 option shares
Poor Pay Practices
Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.
WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. The following practices, while not exhaustive, are examples of poor compensation practices that may warrant withholding votes:
•	Egregious employment contracts (e.g., those containing multi-year guarantees for bonuses and grants);
•	Excessive perks that dominate compensation (e.g., tax gross-ups for personal use of corporate aircraft);
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•	Huge bonus payouts without justifiable performance linkage or proper disclosure;

•	Performance metrics that are changed (e.g., canceled or replaced during the performance period without adequate explanation of the action and the link to performance);

•	Egregious pension/SERP (supplemental executive retirement plan) payouts (e.g., the inclusion of additional years of service not worked or inclusion of performance-based equity awards in the pension calculation);

•	New CEO awarded an overly generous new hire package (e.g., including excessive “make whole” provisions or any of the poor pay practices listed in this policy);

•	Excessive severance provisions (e.g., including excessive change in control payments);

•	Change in control payouts without loss of job or substantial diminution of job duties;

•	Internal pay disparity;

•	Options backdating (covered in a separate policy); and

•	Other excessive compensation, payouts or poor pay practices at the company.
Specific Treatment of Certain Award Types in Equity Plan Evaluations:
Dividend Equivalent Rights
Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.
Liberal Share Recycling Provisions
Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.
Other Compensation Proposals and Policies
401(k) Employee Benefit Plans
Vote FOR proposals to implement a 401(k) savings plan for employees.
Director Compensation
Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap.
On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:
•	Director stock ownership guidelines with a minimum of three times the annual cash retainer.

•	Vesting schedule or mandatory holding/deferral period:
–	A minimum vesting of three years for stock options or restricted stock; or

–	Deferred stock payable at the end of a three-year deferral period.
•	Mix between cash and equity:
–	A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or
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–	If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
•	No retirement/benefits and perquisites provided to non-employee directors; and

•	Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.
Director Retirement Plans
Vote AGAINST retirement plans for non-employee directors.
Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.
Employee Stock Ownership Plans (ESOPs)
Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).
Employee Stock Purchase Plans—Qualified Plans
Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:
•	Purchase price is at least 85 percent of fair market value;

•	Offering period is 27 months or less; and

•	The number of shares allocated to the plan is ten percent or less of the outstanding shares.
Vote AGAINST qualified employee stock purchase plans where any of the following apply:
•	Purchase price is less than 85 percent of fair market value; or

•	Offering period is greater than 27 months; or

•	The number of shares allocated to the plan is more than ten percent of the outstanding shares.
Employee Stock Purchase Plans—Non-Qualified Plans
Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:
•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•	No discount on the stock price on the date of purchase since there is a company matching contribution.
Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.
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Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)
Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).
Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.
Vote CASE-BY-CASE on amendments to existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) as long as the plan does not exceed the allowable cap and the plan does not violate any of the supplemental policies.
Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.
Options Backdating
In cases where a company has practiced options backdating, WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:
•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Length of time of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;

•	Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.
Option Exchange Programs/Repricing Options
Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:
•	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing—was the stock price decline beyond management’s control?

•	Is this a value-for-value exchange?

•	Are surrendered stock options added back to the plan reserve?

•	Option vesting—does the new option vest immediately or is there a black-out period?

•	Term of the option—the term should remain the same as that of the replaced option;

•	Exercise price—should be set at fair market or a premium to market;

•	Participants—executive officers and directors should be excluded.
If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s three-year average burn rate.
In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous
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drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.
Vote FOR shareholder proposals to put option repricings to a shareholder vote.
Stock Plans in Lieu of Cash
Vote CASE-by-CASE on plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock.
Vote FOR non-employee director only equity plans which provide a dollar-for-dollar cash for stock exchange.
Vote CASE-by-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.
Transfer Programs of Stock Options
One-time Transfers: WITHHOLD votes from compensation committee members if they fail to submit one-time transfers for to shareholders for approval.
Vote CASE-BY-CASE on one-time transfers. Vote FOR if:
•	Executive officers and non-employee directors are excluded from participating;

•	Stock options are purchased by third-party financial institutions at a discount to their fair-value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

•	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.
Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.
Shareholder Proposals on Compensation
Advisory Vote on Executive Compensation (Say-on-Pay)
Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.
Compensation Consultants- Disclosure of Board or Company’s Utilization
Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Board committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.
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Disclosure/Setting Levels or Types of Compensation for Executives and Directors
Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.
Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.
Vote AGAINST shareholder proposals requiring director fees be paid in stock only.
Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.
Option Repricing
Vote FOR shareholder proposals to put option repricings to a shareholder vote.
Pay for Superior Performance
Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives. The proposals call for:
•	the annual incentive component of the plan should utilize financial performance criteria that can be benchmarked against peer group performance, and provide that no annual bonus be awarded based on financial performance criteria unless the company exceeds the median or mean performance of a disclosed group of peer companies on the selected financial criteria;

•	the long-term equity compensation component of the plan should utilize financial and/or stock price performance criteria that can be benchmarked against peer group performance, and any options, restricted shares, or other equity compensation used should be structured so that compensation is received only when company performance exceeds the median or mean performance of the peer group companies on the selected financial and stock price performance criteria; and

•	the plan disclosure should allow shareholders to monitor the correlation between pay and performance.
Consider the following factors in evaluating this proposal:
•	What aspects of the company’s annual and long -term equity incentive programs are performance driven?

•	If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

•	Can shareholders assess the correlation between pay and performance based on the current disclosure?

•	What type of industry and stage of business cycle does the company belong to?
Pension Plan income Accounting
Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.
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Performance-Based Awards
Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:
•	First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance- based awards.

•	Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step’to the test.
In general, vote FOR the shareholder proposal if the company does not meet both of the above two steps.
Severance Agreements for Executives/Golden Parachutes
Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.
Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:
•	The triggering mechanism should be beyond the control of management;

•	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

•	Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.
Supplemental Executive Retirement Plans (SERPs)
Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.
Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding of all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.
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9. Corporate Responsibility
Consumer Issues and Public Safety
Animal Rights
Generally vote AGAINST proposals to phase out the use of animals in product testing unless:
•	The company is conducting animal testing programs that are unnecessary or not required by regulation;

•	The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

•	The company has been the subject of recent, significant controversy related to its testing programs.
Generally vote FOR proposals seeking a report on the company’s animal welfare standards unless:
•	The company has already published a set of animal welfare standards and monitors compliance;

•	The company’s standards are comparable to or better than those of peer firms; and

•	There are no serious controversies surrounding the company’s treatment of animals.
Drug Pricing
Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.
Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:
.	The existing level of disclosure on pricing policies;

•	Deviation from established industry pricing norms;

•	The company’s existing initiatives to provide its products to needy consumers;

•	Whether the proposal focuses on specific products or geographic regions.
Drug Reimportation
Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug reimportation unless such information is already publicly disclosed.
Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation.
Genetically Modified Foods
Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.
Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:
•	The relevance of the proposal in terms of the company’s business and the proportion of it affected by the resolution;

•	The quality of the company’s disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure;

•	Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs;

•	Any voluntary labeling initiatives undertaken or considered by the company.
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Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds. Evaluate the following:
•	The relevance of the proposal in terms of the company’s business and the proportion of it affected by the resolution;

•	The quality of the company’s disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure;

•	The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.
Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.
Vote AGAINST proposals to completely phase out GE ingredients from the company’s products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.
Handguns
Generally vote AGAINST requests for reports on a company’s policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.
HIV/AIDS
Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company’s Sub-Saharan operations and how the company is responding to it, taking into account:
•	The nature and size of the company’s operations in Sub-Saharan Africa and the number of local employees;

•	The company’s existing healthcare policies, including benefits and healthcare access for local workers;

•	Company donations to healthcare providers operating in the region.
Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.
Predatory Lending
Vote CASE-BY CASE on requests for reports on the company’s procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:
•	Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices;

•	Whether the company has adequately disclosed the financial risks of its subprime business;

•	Whether the company has been subject to violations of lending laws or serious lending controversies;

•	Peer companies’ policies to prevent abusive lending practices.
© 2006 Institutional Shareholder Services Inc. All Rights Reserved.

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Tobacco
Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:
Second-hand smoke:
•	Whether the company complies with all local ordinances and regulations;

•	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness;

•	The risk of any health-related liabilities.
Advertising to youth:
•	Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations;

•	Whether the company has gone as far as peers in restricting advertising;

•	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth;

•	Whether restrictions on marketing to youth extend to foreign countries.
Cease production of tobacco-related products or avoid selling products to tobacco companies:
•	The percentage of the company’s business affected;

•	The economic loss of eliminating the business versus any potential tobacco-related liabilities.
Spin-off tobacco-related businesses:
•	The percentage of the company’s business affected;

•	The feasibility of a spin-off;

•	Potential future liabilities related to the company’s tobacco business.
Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

Toxic Chemicals

Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals.

Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals, considering:
•	Current regulations in the markets in which the company operates;

•	Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and

•	The current level of disclosure on this topic.
Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.
Environment and Energy
Arctic National Wildlife Refuge
Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:
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•	New legislation is adopted allowing development and drilling in the ANWR region;

•	The company intends to pursue operations in the ANWR; and

•	The company does not currently disclose an environmental risk report for their operations in the ANWR.
CERES Principles
Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:
•	The company’s current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES;

•	The company’s environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills;

•	Environmentally conscious practices of peer companies, including endorsement of CERES;

•	Costs of membership and implementation.
Climate Change
In general, vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations unless:
•	The company already provides current, publicly-available information on the perceived impact that climate change may have on the company as well as associated policies and procedures to address such risks and/or opportunities;

•	The company’s level of disclosure is comparable to or better than information provided by industry peers; and

•	There are no significant fines, penalties, or litigation associated with the company’s environmental performance.
Concentrated Area Feeding Operations (CAFOs)
Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:
•	The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

•	The company does not directly source from CAFOs.
Environmental-Economic Risk Report
Vote CASE-BY-CASE on proposals requesting an economic risk assessment of environmental performance considering:
•	The feasibility of financially quantifying environmental risk factors;

•	The company’s compliance with applicable legislation and/or regulations regarding environmental performance;

•	The costs associated with implementing improved standards;

•	The potential costs associated with remediation resulting from poor environmental performance; and

•	The current level of disclosure on environmental policies and initiatives.
Environmental Reports
Generally vote FOR requests for reports disclosing the company’s environmental policies unless it already has well-documented environmental management systems that are available to the public.
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Global Warming
Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business.
Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.
Kyoto Protocol Compliance
Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:
•	The company does not maintain operations in Kyoto signatory markets;

•	The company already evaluates and substantially discloses such information; or,

•	Greenhouse gas emissions do not significantly impact the company’s core businesses.
Land Use
Generally vote AGAINST resolutions that request the disclosure of detailed information on a company’s policies related to land use or development unless the company has been the subject of recent, significant fines or litigation stemming from its land use.
Nuclear Safety
Generally vote AGAINST resolutions requesting that companies report on risks associated with their nuclear reactor designs and/or the production and interim storage of irradiated fuel rods unless:
•	The company does not have publicly disclosed guidelines describing its policies and procedures for addressing risks associated with its operations;

•	The company is non-compliant with Nuclear Regulatory Commission (NRC) requirements; or

•	The company stands out amongst its peers or competitors as having significant problems with safety or environmental performance related to its nuclear operations.
Operations in Protected Areas
Generally vote FOR requests for reports outlining potential environmental damage from operations in protected regions, including wildlife refuges unless:
•	The company does not currently have operations or plans to develop operations in these protected regions; or,

•	The company provides disclosure on its operations and environmental policies in these regions comparable to industry peers.
Recycling
Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:
•	The nature of the company’s business and the percentage affected;

•	The extent that peer companies are recycling;

•	The timetable prescribed by the proposal;

•	The costs and methods of implementation;

•	Whether the company has a poor environmental track record, such as violations of federal and state regulations.
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Renewable Energy
In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company’s line of business.
Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.
Sustainability Report
Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:
•	The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

•	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.
General Corporate Issues
Charitable/Political Contributions
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
•	The company is in compliance with laws governing corporate political activities; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.
Vote AGAINST proposals to publish in newspapers and public media the company’s political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.
Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions considering:
•	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

•	The public availability of a policy on political contributions.
Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.
Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.
Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.
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Disclosure of Lobbying Expenditures/Initiatives
Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying initiatives, considering any significant controversy or litigation surrounding a company’s public policy activities, the current level of disclosure on lobbying strategy, and the impact that the policy issue may have on the company’s business operations.
Link Executive Compensation to Social Performance
Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:
•	The relevance of the issue to be linked to pay;

•	The degree that social performance is already included in the company’s pay structure and disclosed;

•	The degree that social performance is used by peer companies in setting pay;

•	Violations or complaints filed against the company relating to the particular social performance measure;

•	Artificial limits sought by the proposal, such as freezing or capping executive pay

•	Independence of the compensation committee;

•	Current company pay levels.
Outsourcing/Offshoring
Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:
•	Risks associated with certain international markets;

•	The utility of such a report to shareholders;

•	The existence of a publicly available code of corporate conduct that applies to international operations.
Labor Standards and Human Rights
China Principles
Vote AGAINST proposals to implement the China Principles unless:
•	There are serious controversies surrounding the company’s China operations; and

•	The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).
Country-specific Human Rights Reports
Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and steps to protect human rights, based on:
•	The nature and amount of company business in that country;

•	The company’s workplace code of conduct;

•	Proprietary and confidential information involved;

•	Company compliance with U.S. regulations on investing in the country;

•	Level of peer company involvement in the country.
International Codes of Conduct/Vendor Standards
Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:
•	The company’s current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent;
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•	Agreements with foreign suppliers to meet certain workplace standards;

•	Whether company and vendor facilities are monitored and how;

•	Company participation in fair labor organizations;

•	Type of business;

•	Proportion of business conducted overseas;

•	Countries of operation with known human rights abuses;

•	Whether the company has been recently involved in significant labor and human rights controversies or violations;

•	Peer company standards and practices;

•	Union presence in company’s international factories.
Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:
•	The company does not operate in countries with significant human rights violations;
•	The company has no recent human rights controversies or violations; or
•	The company already publicly discloses information on its vendor standards compliance.
MacBride Principles
Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:
•	Company compliance with or violations of the Fair Employment Act of 1989;

•	Company antidiscrimination policies that already exceed the legal requirements;

•	The cost and feasibility of adopting all nine principles;

•	The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles);

•	The potential for charges of reverse discrimination;

•	The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted;

•	The level of the company’s investment in Northern Ireland;

•	The number of company employees in Northern Ireland;

•	The degree that industry peers have adopted the MacBride Principles;

•	Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.
Military Business
Foreign Military Sales/Offsets
Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.
Landmines and Cluster Bombs
Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:
•	Whether the company has in the past manufactured landmine components;
•	Whether the company’s peers have renounced future production.
Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:
•	What weapons classifications the proponent views as cluster bombs;
•	Whether the company currently or in the past has manufactured cluster bombs or their components;
•	The percentage of revenue derived from cluster bomb manufacture;
•	Whether the company’s peers have renounced future production.
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Nuclear Weapons
Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.
Operations in Nations Sponsoring Terrorism (e.g., Iran)
Vote CASE-BY-CASE on requests for a board committee review and report outlining the company’s financial and reputational risks from its operations in a terrorism-sponsoring state, taking into account current disclosure on:
•	The nature and purpose of the operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption;
•	Compliance with U.S. sanctions and laws.
Spaced-Based Weaponization
Generally vote FOR reports on a company’s involvement in spaced-based weaponization unless:
•	The information is already publicly available; or

•	The disclosures sought could compromise proprietary information.
Workplace Diversity
Board Diversity
Generally vote FOR reports on the company’s efforts to diversify the board, unless:
•	The board composition is reasonably inclusive in relation to companies of similar size and business; or
•	The board already reports on its nominating procedures and diversity initiatives.
Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or non-discrimination policies.
Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:
•	The degree of board diversity;

•	Comparison with peer companies;

•	Established process for improving board diversity;

•	Existence of independent nominating committee;

•	Use of outside search firm;

•	History of EEO violations.
Equal Employment Opportunity (EEO)
Generally vote FOR reports outlining the company’s affirmative action initiatives unless all of the following apply:
•	The company has well-documented equal opportunity programs;
•	The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and
•	The company has no recent EEO-related violations or litigation.
Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.
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Glass Ceiling
Generally vote FOR reports outlining the company’s progress towards the Glass Ceiling Commission’s business recommendations, unless:
•	The composition of senior management and the board is fairly inclusive;

•	The company has well-documented programs addressing diversity initiatives and leadership development;

•	The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and

•	The company has had no recent, significant EEO-related violations or litigation.
Sexual Orientation
Vote FOR proposals seeking to amend a company’s EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.
Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.
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10. Mutual Fund Proxies
Election of Directors
Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.
Converting Closed-end Fund to Open-end Fund
Vote CASE-BY-CASE on conversion proposals, considering the following factors:
•	Past performance as a closed-end fund;

•	Market in which the fund invests;

•	Measures taken by the board to address the discount; and

•	Past shareholder activism, board activity, and votes on related proposals.
Proxy Contests
Vote CASE-BY-CASE on proxy contests, considering the following factors:
•	Past performance relative to its peers;

•	Market in which fund invests;

•	Measures taken by the board to address the issues;

•	Past shareholder activism, board activity, and votes on related proposals;

•	Strategy of the incumbents versus the dissidents;

•	Independence of directors;

•	Experience and skills of director candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment.
Investment Advisory Agreements
Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:
•	Proposed and current fee schedules;

•	Fund category/investment objective;

•	Performance benchmarks;

•	Share price performance as compared with peers;

•	Resulting fees relative to peers;

•	Assignments (where the advisor undergoes a change of control).
Approving New Classes or Series of Shares
Vote FOR the establishment of new classes or series of shares.
Preferred Stock Proposals
Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:
•	Stated specific financing purpose;
•	Possible dilution for common shares;
•	Whether the shares can be used for antitakeover purposes.
1940 Act Policies
Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:
•	Potential competitiveness;

•	Regulatory developments;

•	Current and potential returns; and

•	Current and potential risk.
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Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.
Changing a Fundamental Restriction to a Nonfundamental Restriction
Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:
•	The fund’s target investments;
•	The reasons given by the fund for the change; and
•	The projected impact of the change on the portfolio.
Change Fundamental Investment Objective to Nonfundamental
Vote AGAINST proposals to change a fund’s fundamental investment objective to non-fundamental.
Name Change Proposals
Vote CASE-BY-CASE on name change proposals, considering the following factors:
•	Political/economic changes in the target market;
•	Consolidation in the target market; and
•	Current asset composition.
Change in Fund’s Subclassification
Vote CASE-BY-CASE on changes in a fund’s sub-classification, considering the following factors:
•	Potential competitiveness;

•	Current and potential returns;

•	Risk of concentration;

•	Consolidation in target industry.
Disposition of Assets/Termination/Liquidation
Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:
•	Strategies employed to salvage the company;
•	The fund’s past performance;
•	The terms of the liquidation.
Changes to the Charter Document
Vote CASE-BY-CASE on changes to the charter document, considering the following factors:
•	The degree of change implied by the proposal;
•	The efficiencies that could result;
•	The state of incorporation;
•	Regulatory standards and implications.
Vote AGAINST any of the following changes:
•	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;
•	Removal of shareholder approval requirement for amendments to the new declaration of trust;

•	Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

•	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares;

•	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;
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•	Removal of shareholder approval requirement to change the domicile of the fund.
Changing the Domicile of a Fund
Vote CASE-BY-CASE on re-incorporations, considering the following factors:
•	Regulations of both states;
•	Required fundamental policies of both states;
•	The increased flexibility available.
Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval
Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.
Distribution Agreements
Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:
•	Fees charged to comparably sized funds with similar objectives;
•	The proposed distributor’s reputation and past performance;
•	The competitiveness of the fund in the industry;
•	The terms of the agreement.
Master-Feeder Structure
Vote FOR the establishment of a master-feeder structure.
Mergers
Vote CASE-BY-CASE on merger proposals, considering the following factors:
•	Resulting fee structure;

•	Performance of both funds;

•	Continuity of management personnel;

•	Changes in corporate governance and their impact on shareholder rights.
Shareholder Proposals for Mutual Funds
Establish Director Ownership Requirement
Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.
Reimburse Shareholder for Expenses Incurred
Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.
Terminate the Investment Advisor
Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:
•	Performance of the fund’s Net Asset Value (NAV);
•	The fund’s history of shareholder relations;
•	The performance of other funds under the advisor’s management.
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ISS 2007 International Proxy Voting Guidelines
Summary
Effective for Meetings Feb. 1, 2007
Updated Dec. 15, 2006
The following is a concise summary of the ISS general policies for voting non-U.S. proxies. In addition, ISS has country- and market-specific policies, which are not captured below.

Operational Items	4
Financial Results/Director and Auditor Reports	4
Appointment of Auditors and Auditor Fees	4
Appointment of Internal Statutory Auditors	4
Allocation of Income	4
Stock (Scrip) Dividend Alternative	4
Amendments to Articles of Association	4
Change in Company Fiscal Term	4
Lower Disclosure Threshold for Stock Ownership	4
Amend Quorum Requirements	5
Transact Other Business	5

Board of Directors	5
Director Elections	5
2007 International Classification of Directors	6
Director Compensation	7
Discharge of Board and Management	7
Director, Officer, and Auditor Indemnification and Liability Provisions	7
Board Structure	7

Capital Structure	7
Share Issuance Requests	7
Increases in Authorized Capital	8
Reduction of Capital	8
Capital Structures	8
Preferred Stock	8
Debt Issuance Requests	8
Pledging of Assets for Debt	9
Increase in Borrowing Powers	9
Share Repurchase Plans	9
Reissuance of Shares Repurchased	9
Capitalization of Reserves for Bonus Issues/Increase in Par Value	9

Other	9
Reorganizations/Restructurings	9
Mergers and Acquisitions	9
Mandatory Takeover Bid Waivers	10
Reincorporation Proposals	10
Expansion of Business Activities	10
Related-Party Transactions	10
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Compensation Plans	10
Antitakeover Mechanisms	10
Shareholder Proposals	10
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Operational Items
Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:
•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.
Appointment of Auditors and Auditor Fees
Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:
•	There are serious concerns about the accounts presented or the audit procedures used;

•	The auditors are being changed without explanation; or

•	Non-audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.
Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Appointment of Internal Statutory Auditors
Vote FOR the appointment or reelection of statutory auditors, unless:
•	There are serious concerns about the statutory reports presented or the audit procedures used;
•	Questions exist concerning any of the statutory auditors being appointed; or
•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Allocation of Income
Vote FOR approval of the allocation of income, unless:
•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
•	The payout is excessive given the company’s financial position.
Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.
Change in Company Fiscal Term
Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.
Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.
© 2006 Institutional Shareholder Services Inc. All Rights Reserved.

4

Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
Transact Other Business
Vote AGAINST other business when it appears as a voting item.
Board of Directors
Director Elections
Vote FOR management nominees in the election of directors, unless:
•	Adequate disclosure has not been provided in a timely manner;

•	There are clear concerns over questionable finances or restatements;

•	There have been questionable transactions with conflicts of interest;

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards.
Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.
Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.
Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).
Vote AGAINST labor representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees.
Please see the International Classification of Directors on the following page.
© 2006 Institutional Shareholder Services Inc. All Rights Reserved.

5

2007 International Classification of Directors
Executive Director
•	Employee or executive of the company;

•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Non-independent Non-Executive Director (NED)
•	Any director who is attested by the board to be a non-independent NED;

•	Any director specifically designated as a representative of a significant shareholder of the company;

•	Any director who is also an employee or executive of a significant shareholder of the company;

•	Beneficial owner (direct or indirect) of at least 10 percent of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., members of a family that beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•	Government representative;

•	Currently provides (or a relative[1] provides) professional services[4] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•	Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test2);

•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

•	Relative[1] of current employee of the company or its affiliates;

•	Relative[1] of former executive of the company or its affiliates;

•	A new appointee elected other than by a formal process through the general meeting (such as a contractual appointment by a substantial shareholder);

•	Founder/co-founder/member of founding family but not currently an employee;

•	Former executive (five-year cooling off period);

•	Years of service will NOT be a determining factor unless it is recommended best practice in a market:
— 9 years (from the date of election) in the United Kingdom and Ireland;
— 12 years in European markets.
Independent NED
•	No material[3] connection, either direct or indirect, to the company other than a board seat.
Employee Representative
•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Footnotes:

[1]	“Relative” follows the SEC’s proposed definition of “immediate family members” which covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[2]	If the company makes or receives annual payments exceeding the greater of $200,000 or 5 percent of the recipient’s gross revenues. (The recipient is the party receiving the financial proceeds from the transaction.)

[3]	For purposes of ISS’ director independence classification, “material” will be defined as a standard of relationship (financial, personal, or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

[4]	Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.
© 2006 Institutional Shareholder Services Inc. All Rights Reserved.

6

Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.
Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement benefits for non-executive directors.
Discharge of Board and Management
Vote FOR discharge of the board and management, unless:
•	There are serious questions about actions of the board or management for the year in question; or

•	Legal action is being taken against the board by other shareholders.
Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.
Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
Vote AGAINST proposals to indemnify auditors.
Board Structure
Vote FOR proposals to fix board size.
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.
Capital Structure
Share Issuance Requests
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.
Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.
Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.
© 2006 Institutional Shareholder Services Inc. All Rights Reserved.

7

Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.
Vote FOR specific proposals to increase authorized capital to any amount, unless:
•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.
Vote AGAINST proposals to adopt unlimited capital authorizations.
Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
Capital Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.
Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional supervoting shares.
Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS’ guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.
Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS’ guidelines on equity issuance requests.
Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.
© 2006 Institutional Shareholder Services Inc. All Rights Reserved.

8

Pledging of Assets for Debt
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.
Increase in Borrowing Powers
Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.
Share Repurchase Plans
Vote FOR share repurchase plans, unless:
•	Clear evidence of past abuse of the authority is available; or

•	The plan contains no safeguards against selective buybacks.
Reissuance of Shares Repurchased
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.
Other
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:
For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
•	Valuation — Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

•	Market reaction — How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

•	Strategic rationale — Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•	Conflicts of interest — Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

•	Governance — Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.
© 2006 Institutional Shareholder Services Inc. All Rights Reserved.

9

Mandatory Takeover Bid Waivers
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.
Expansion of Business Activities
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.
Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis.
Compensation Plans
Vote compensation plans on a CASE-BY-CASE basis.
Antitakeover Mechanisms
Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.
Shareholder Proposals
Vote all shareholder proposals on a CASE-BY-CASE basis.
Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.
Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.
© 2006 Institutional Shareholder Services Inc. All Rights Reserved.

10

EXHIBIT B
Introduction:
Taft-Hartley Advisory Services
Proxy Voting Guidelines
The Taft-Hartley Advisory Services Voting Policy is based upon the AFL-CIO Proxy Voting Guidelines, which comply with all the fiduciary standards delineated by the U.S. Department of Labor.
Taft-Hartley client accounts are governed by the Employee Retirement Income Security Act (ERISA). ERISA sets forth the tenets under which pension fund assets must be managed and invested. Proxy voting rights have been declared by the Department of Labor to be valuable plan assets and therefore must be exercised in accordance with the fiduciary duties of loyalty and prudence. The duty of loyalty requires that the voting fiduciary exercise proxy voting authority solely in the economic interest of participants and plan beneficiaries. The duty of prudence requires that decisions be made based on financial criteria and that a clear process exists for evaluating proxy issues.
The Taft-Hartley Advisory Services voting policy was carefully crafted to meet those requirements by promoting long-term shareholder value, emphasizing the “economic best interests” of plan participants and beneficiaries. Taft-Hartley Advisory Services will assess the short-term and long-term impact of a vote and will promote a position that is consistent with the long-term economic best interests of plan members embodied in the principle of a “worker-owner view of value.”
Our guidelines address a broad range of issues, including election of directors, executive compensation, proxy contests, auditor ratification, and tender offer defenses — all significant voting items that affect long-term shareholder value. In addition, these guidelines delve deeper into workplace issues that may have an impact on corporate performance, including:
•	Corporate policies that affect job security and wage levels;

•	Corporate policies that affect local economic development and stability;

•	Corporate responsibility to employees and communities; and

•	Workplace safety and health issues.
All votes will be reviewed on a case-by-case basis, and no issues will be considered strictly routine. Each issue will be considered in the context of the company under review. In other words, proxy voting guidelines are just that — guidelines. When company-specific factors are taken into account, every proxy voting decision becomes a case-by-case decision. Keeping in mind the concept that no issue is considered “routine”, outlined in the following pages are general voting parameters for various
Introduction to Taft-Hartley Advisory Services Proxy Voting Guidelines
Copyright ©2006 by Taft-Hartley Advisory Services,
a division of Institutional Shareholder Services, Inc. (ISS)

types of proxy voting issues (when there are no company-specific reasons for voting to the contrary).
I) Board of Directors Proposals
Electing directors is the single most important stock ownership right that shareholders can exercise. The board of directors is responsible for holding management accountable to performance standards on behalf of the shareholders. Taft-Hartley Advisory Services holds directors to a high standard when voting on their election, qualifications, and compensation.
Votes on entire board of directors take into account factors that include:
•	Company performance relative to its peers;

•	Lack of independence of the full board and key board committees (fully independent audit, compensation, and nominating committees);

•	Board diversity;

•	Executive compensation-related (excessive salaries/bonuses/pensions, stock option repricing, misallocation of corporate funds, etc.);

•	Failure of board to respond to majority shareholder votes.
Votes on individual director nominees are made on a case-by-case basis, taking into account factors that include:
•	Poor attendance;

•	Independence of the key board committees (audit, compensation, and nominating);

•	Performance of the key board committees;

•	Failure to establish key board committees; and

•	Interlocking and excessive directorships.
Non-independent Chairman: a principal function of the board is to monitor management, and a fundamental responsibility of the chairman is to monitor the company’s CEO. This duty is obviously compromised when the chairman is the CEO. Approximately 60 percent of companies in both the S&P 500 and Russell 3000 have joint chairman and CEO positions. A recent McKinsey survey of board members at 500 U.S. companies found that nearly 70 percent of directors polled said a CEO should not run the board. As executive compensation is heavily correlated to the managerial power relationship in the boardroom, the separation of the CEO and chairman positions is a critical step in curtailing excessive pay. Indeed, a number of academic studies have demonstrated that executive compensation is twenty to forty percent higher if the CEO is also the chairman of the board. We WITHHOLD votes from non-independent directors who serve as board chairmen, and vote FOR proposals calling for non-
introduction to Taft-Hartley Advisory Services Proxy Voting Guidelines
Copyright ©2006 by Taft-Hartley Advisory Services,
a division of Institutional Shareholder Services, Inc. (ISS)

executive directors who are not former CEOs or senior-level executives to serve as chairman.
Independent Directors: Taft-Hartley Advisory Services believes that a board independent of management is of critical value to safeguard a company and its shareholders. Board independence helps ensure that directors carry out their duties in an objective manner and without manager interference to select, monitor, and compensate management. We will cast votes in a manner consistent with supporting and reinforcing this philosophy. Independence is evaluated upon factors including: past or current employment with the company or its subsidiaries; the provision of consulting services; familial relationships; board interlocks; and service with a non-profit that receives contributions from the company. We vote FOR proposals that request that the board comprise of a two-thirds majority of independent directors, and/or its audit, compensation, and nominating committees be comprised wholly of independent directors. We WITHHOLD votes from non-independent director nominees on boards that are not at least two-thirds (67 percent) independent.
Board Structure: Taft-Hartley Advisory Services supports the principle that all directors should be accountable to shareholder vote on an annual basis. A classified board is a board divided into separate classes (typically three), with only one class of nominees coming up to vote at the annual meeting each year. As a result, shareholders are only able to vote a single director approximately once every three years. A classified board makes it difficult to change control of the board through a proxy contest because typically only one-third of the seats will be at stake. The ultimate result is that classified boards can entrench management and preclude most takeover bids or proxy contests. Good corporate governance practice supports annually elected boards. We vote AGAINST classified boards when the issue comes up for vote.
Board and Committee Size: While there is no hard and fast rule among institutional investors as to what may be an optimal size board, Taft-Hartley Advisory Services believes there is an acceptable range which companies should strive to meet and not exceed. A board that is too large may function inefficiently. Conversely, a board that is too small may allow the CEO to exert disproportionate influence or may stretch the time requirements of individual directors too thin. Given that the preponderance of boards in the U.S. range between five and fifteen directors, we believe this is a useful benchmark for evaluating such proposals. We vote AGAINST any proposal seeking to amend the company’s board size to fewer than five seats or more than fifteen seats. On a CASE-BY-CASE basis, we consider WITHHOLDS or other action at companies that have fewer than five directors and more than 15 directors on their board.
Proposals on Board Inclusiveness: Taft-Hartley Advisory Services votes FOR shareholder proposals asking a company to make efforts to seek more women and minority group members for service on the board. A more diverse group of directors benefits shareholders and the company.
Introduction to Taft-Hartley Advisory Services Proxy Voting Guidelines
Copyright ©2006 by Taft-Hartley Advisory Services,
a division of Institutional Shareholder Services, Inc. (ISS)

Cumulative Voting: Under a cumulative voting scheme, shareholders are permitted to have one vote per share for each director to be elected and may apportion these votes among the director candidates in any manner they wish. This voting method allows minority shareholders to influence the outcome of director contests by “cumulating” their votes for one nominee, thereby creating a measure of independence from management control. Taft-Hartley Advisory Services votes FOR proposals to allow cumulative voting and votes AGAINST proposals to eliminate it.
Poison Pills: Shareholder rights plans, more commonly known as poison pills, are warrants issued to shareholders allowing them to purchase shares from the company at a price far below market value when a certain ownership threshold has been reached, thereby effectively preventing a takeover. Poison pills can entrench management and give the board veto power over takeover bids, thereby altering the balance of power between shareholders and management. While we evaluate poison pills on a case-by-case basis depending on a company’s particular set of circumstances, Taft-Hartley Advisory Services generally votes FOR proposals to submit a company’s poison pill to shareholder vote and/or eliminate or redeem poison pills. We WITHHOLD votes from boards where a dead-hand poison pill provision is in place. From a shareholder perspective, there is no justification for a dead-hand provision.
II) Capital Structure
Increase Authorized Common Stock: corporations seek shareholder approval to increase their supply of common stock for a variety of business reasons. We vote FOR proposals to increase authorized common stock when management has provided a specific justification for the increase, evaluating proposals on a case-by-case basis. We believe that an increase of up to 50 percent is enough to allow a company to meet its capital needs. We vote AGAINST proposals to increase an authorization by more than 50 percent unless management provides compelling reasons for the increase.
Dual Class Structures: Taft-Hartley Advisory Services does not support dual share class structures. Incumbent management can use a dual class structure to gain unequal voting rights. A separate class of shares with superior voting rights can allow management to concentrate its power and insulate itself from the majority of its shareholders. An additional drawback is the added cost and complication of maintaining the two class system. We will vote FOR a one share, one vote capital structure, and we will vote AGAINST the creation or continuation of dual class structures.
III) Ratifying Auditors
Ratifying auditors is no longer a routine procedure. Accounting scandals at companies such as Enron and WorldCom underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. A study by Richard Frankel,
Introduction to Taft-Hartley Advisory Services Proxy Voting Guidelines
Copyright ©2006 by Taft-Hartley Advisory Services,
a division of Institutional Shareholder Services, Inc. (ISS)

Marilyn Johnson, and Karen Nelson found that the ratio of non-audit fees to total fees paid is negatively associated with stock market returns on the filing date, indicating that investors associate non-audit fees “with lower quality audits and, by implication, lower quality earnings.” This study also found that companies that pay high non-audit fees are more likely to engage in earnings management.
Auditors are the backbone upon which a company’s financial health is measured, and auditor independence is essential for rendering objective opinions upon which investors then rely. When an auditor is paid more in consulting fees than for auditing, its relationship with the company is left open to conflicts of interest. Because accounting scandals evaporate shareholder value, any proposal to ratify auditors is examined for potential conflicts of interest, with particular attention to the fees paid to the auditor, as well as whether the ratification of auditors has been put up for shareholder vote. Failure by a company to present its selection of auditors for shareholder ratification should be discouraged as it undermines good governance and disenfranchises shareholders.
We vote AGAINST ratification of a company’s auditor if it receives more than one-quarter of its total fees for consulting and WITHHOLD votes from Audit Committee members when auditor ratification is not included on the proxy ballot and/or when consulting fees exceed audit fees. We support shareholder proposals to ensure auditor independence and effect mandatory auditor ratification.
IV) Mergers, Acquisitions, and Transactions
Taft-Hartley Advisory Services votes for corporate transactions that take the high road to competitiveness and company growth. Taft-Hartley Advisory Services believes that structuring merging companies to build long-term relationships with a stable and quality work force and preserving good jobs creates long-term company value. We oppose corporate transactions which indiscriminately layoff workers and shed valuable competitive resources.
Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis, taking into account the following factors:
•	Impact on shareholder value;

•	Changes in corporate governance and their impact on shareholder rights;

•	Fairness opinion (or lack thereof);

•	Offer price (cost vs. premium);

•	Form and mix of payment (i.e. stock, cash, debt, etc.);

•	Change-in-control payments to executive officers;

•	Perspective of ownership (target vs. acquirer) in the deal;

•	Fundamental value drivers behind the deal;

•	Anticipated financial and operating benefits realizable through combined synergies;
Introduction to Taft-Hartley Advisory Services Proxy Voting Guidelines
Copyright ©2006 by Taft-Hartley Advisory Services,
a division of Institutional Shareholder Services, Inc. (ISS)

•	Financial viability of the combined companies as a single entity;

•	What are the potential legal or environmental liability risks associated with the target firm?;

•	Impact on community stakeholders and employees in both workforces;

•	How will the merger adversely affect employee benefits like pensions and health care?
Reincorporation: Taft-Hartley Advisory Services reviews proposals to change a company’s state of incorporation on a case-by-case basis. We vote FOR proposals to reincorporate in another state when the company has provided satisfactory business reasons and there is no significant reduction in shareholder rights. We vote AGAINST proposals to reincorporate that reduce shareholder rights. In cases of offshore reincorporations to tax havens, among other factors, we evaluate the effect upon any and all legal recourse of shareholders in a new jurisdiction, potential harm to company brands and image, and any actual, qualified economic benefit.
V) Executive Compensation
Stock Option Plans: Taft-Hartley Advisory Services supports compensating executives at a reasonable rate and believes that executive compensation should be strongly correlated to performance. Stock option and other forms of compensation should be performance-based with an eye toward improving shareholder value. Well-designed stock option plans align the interests of executives and shareholders by providing that executives benefit when stock prices rise as the company— and shareholders— prosper together.
Many plans sponsored by management provide goals so easily attained that executives can realize massive rewards even though shareholder value is not necessarily created. Stock options that are awarded selectively and excessively can dilute shareholders’ share value and voting power. In general, Taft-Hartley Advisory Services supports plans that are offered at fair terms to executives who satisfy well-defined performance goals. We evaluate option plans on a case-by-case basis, taking into consideration factors including: offer price, dilution to outstanding share value, dilution to share voting power, stock option expensing, annual burn rate, executive concentration ratios, pay-for-performance and the presence of any repricing provisions. We support plans that retain tax deductibility through the use of performance goals and oppose plans whose award size exceeds the tax deduction limit.
Taft-Hartley Advisory Services votes FOR option plans that provide legitimately challenging performance targets that truly motivate executives in the pursuit of excellent performance. Likewise, we vote AGAINST plans that offer unreasonable benefits to executives that are not available to any other shareholders.
Stock Option Expensing: A recent long-term study of stock option awards found that there was no correlation whatsoever between executive stock ownership and company
Introduction to Taft-Hartley Advisory Services Proxy Voting Guidelines
Copyright ©2006 by Taft-Hartley Advisory Services,
a division of Institutional Shareholder Services, Inc. (ISS)

performance. Given stock option’s accounting treatment of not being charged as an expense against earnings, options have provided the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives an incentive to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to cash in on options in hand. Taft-Hartley Advisory Services supports shareholder resolutions calling for stock option grants to be treated as an expense and opposes the use of stock options if the stock options are not fully expensed.
Proposals to Limit Executive and Director Pay: Taft-Hartley Advisory Services votes FOR shareholder proposals that seek additional disclosure of executive and director pay information (current SEC requirements only call for the disclosure of the top five most highly compensated executives and only if they earn more than $100,000 in salary and benefits). We vote FOR shareholder proposals that seek to eliminate outside directors’ retirement benefits. We review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay. This includes shareholder proposals that seek to link executive compensation to customer, employee, or stakeholder satisfaction.
Golden Parachutes: golden parachutes are designed to protect the senior level employees of a corporation in the event of a change-in-control. Under most golden parachute agreements, senior level management employees receive a lump sum pay-out triggered by a change-in-control at usually two to three times base salary. These severance agreements grant extremely generous benefits to well-paid executives and most often offer no value to shareholders. Taft-Hartley Advisory Services votes FOR shareholder proposals to have all golden parachute agreements submitted for shareholder ratification, and we generally vote AGAINST all proposals to ratify golden parachutes.
Employee Stock Ownership Plans (ESOPs): Taft-Hartley Advisory Services generally votes FOR ESOPs which allow a company’s employees to acquire stock in the company at a slight discount. Such plans help link employees’ self-interest to the interests of the shareholders, thereby benefiting the company, its customers, and shareholders and creating long-term company value.
VI) Social and Environmental Issues
Increasingly, shareholders are presenting proposals related to company environmental practices, workplace practices, social issues and sustainability goals. Taft-Hartley Advisory Services provides specific narrative explanations for votes on these types of shareholder proposals. Taft-Hartley Advisory Services evaluates shareholder proposals on a case-by-case basis to determine if they are in the best economic interests of the plan participants and beneficiaries. Taft-Hartley Advisory Services’ clients select investment strategies and criteria for their portfolios. Taft-Hartley Advisory Services views its responsibility to protect plan beneficiary economic interests through the use of the proxy. To meet this obligation, Taft-Hartley Advisory Services votes consistent with the
Introduction to Taft-Hartley Advisory Services Proxy Voting Guidelines
Copyright ©2006 by Taft-Hartley Advisory Services,
a division of Institutional Shareholder Services, Inc. (ISS)

economic best interests of the participants and beneficiaries to create “high road” shareholder and economic value.
In most cases, Taft-Hartley Advisory Services supports proposals that request management to report to shareholders information and practices that would help in evaluating the company’s operations. In order to be able to intelligently monitor their investments, shareholders often need information best provided by the company itself. Taft-Hartley Advisory Services supports proposals that seek management compliance with shareholder interests to ensure that shareholders are fully informed about actions harmful to society with special attention to the company’s legal and ethical obligations, impact on company profitability, and the potential negative publicity for disreputable practices.
CERES Principles: the CERES Principles, formulated by the Coalition of Environmentally Responsible Economies, require signing companies to address environmental issues, including protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction. Evidence suggests that environmentally conscious companies may realize long-term savings by implementing programs to pollute less and conserve resources while realizing good public relations and new marketing opportunities. Moreover, the reports that are required of signing companies provide shareholders with more information concerning topics they may deem relevant to their company’s financial well-being.
Many companies have voluntarily adopted these principles and proven that environmental sensitivity makes good business sense. Taft-Hartley Advisory Services supports proposals that improve a company’s public image, reduce exposure to liabilities, and establish standards so that environmentally responsible companies and markets are not at a competitive financial disadvantage. Taft-Hartley Advisory Services votes FOR the adoption of the CERES Principles and FOR reporting to shareholders on environmental issues.
Corporate Conduct, Human Rights, and Labor Codes: Taft-Hartley Advisory Services generally supports proposals that call for the adoption and/or enforcement of clear principles or codes of conduct relating to countries in which there are systematic violations of human rights. These conditions include the use of slave, child, or prison labor, undemocratically elected governments, widespread reports by human rights advocates, fervent pro-democracy protests, and/or economic sanctions and boycotts.
Many proposals refer to the seven core conventions, commonly referred to as the “Declaration on Fundamental Principles and Rights At Work,” ratified by the International Labor Organization (ILO). The seven conventions fall under four broad categories: i) Right to organize and bargain collectively; ii) Non-discrimination in employment; iii) Abolition of forced labor; and iv) End of child labor. Each of the 180 member nations of the ILO body are bound to respect and promote these rights to the best of their abilities. Taft-Hartley Advisory Services supports the principles and codes
Introduction to Taft-Hartley Advisory Services Proxy Voting Guidelines
Copyright ©2006 by Taft-Hartley Advisory Services,
a division of Institutional Shareholder Services, Inc. (ISS)

of conduct relating to company investment in countries with patterns of human rights abuses (Northern Ireland, Columbia, Burma, former Soviet Union, and China). Taft-Hartley Advisory Services votes FOR proposals to implement and report on ILO codes of conduct.
Introduction to Taft-Hartley Advisory Services Proxy Voting Guidelines
Copyright ©2006 by Taft-Hartley Advisory Services,
a division of Institutional Shareholder Services, Inc. (ISS)

SCHEDULE C
Proxy Vote Override/Decision Form

Portfolio Manager Requesting Override/Making Decision:

Portfolio Management Product Area (check one):		❑ Growth
❑ Value	❑ International Equity	❑ Convertible
❑ Fixed (High Yield)	❑ Fixed (High Grade)
Security Issuer:
Security’s exchange ticker symbol:
Cusip #:
# of Shares held:
Percentage of outstanding shares held:

Type of accounts holding security:	Mutual Funds (name each fund): Separate Accounts (specify number): Other (describe):

Applicable Guidelines (check one):	❑ MacKay Standard (A or B) ❑ Other (specify):
Shareholder Meeting Date:
Response Deadline:
Brief Description of the Matter to be Voted On:

Proposal Type (check one):
❑ Management Proposal
❑ Shareholder Proposal (identify proponent:                                                                                                                                 )
Recommended vote by issuer’s management (check one):            ❑ For            ❑ Against

Recommended vote by ISS (check one):	❑ For ❑ Against ❑ Abstain ❑ No Recommendation

Portfolio manager recommended vote (check one):	❑ For ❑ Against ❑ Abstain
Describe in detail why you believe this override/decision is in the client’s best interest (attach supporting documentation):

Are you aware of any relationship between the issuer, or its officers or directors, and MacKay Shields or any of its affiliates?
           ❑ No            ❑ Yes (describe below)

Are you aware of any relationship between the issuer, including its officers or directors, and any executive officers of MacKay Shields or any of its affiliates?
           ❑ No            ❑ Yes (describe below)

Are you aware of any relationship between the proponent of the proxy proposal (if not the issuer) and MacKay Shields or any of its affiliates?
           ❑ No            ❑ Yes (describe below)

Are you aware of any relationship between the proponent of the proxy proposal (if not the issuer) and any executive officers of MacKay Shields or any of its affiliates?
           ❑ No            ❑ Yes (describe below)

Has anyone (outside of your portfolio management area) contacted you in an attempt to influence your decision to vote this proxy matter?
           ❑ No           ❑ Yes
If yes, please describe below who contacted you and on whose behalf, the manner in which you were contacted (such as by phone, by mail, as part of group, individually etc.), the subject matter of the communication and any other relevant information, and attach copies of any written communications.

Are you aware of any facts related to this proxy vote that may present a potential conflict of interest with the interests of the client(s) on whose behalf the proxies are to be voted?
          ❑ No           ❑ Yes (describe below)

Certification:
The undersigned hereby certifies that to the best of his or her knowledge, the above statements are complete and accurate, and that such override/decision is in the client(s)’ best interests without regard to the interests of MacKay Shields or any related parties.

Date:

Name:

Title:

Product Head Concurrence with Override Request/Decision:

Date:

Name:

Title:

Legal/Compliance Action:
          ❑ Override/decision approved
          ❑ Referred to Compliance Committee for Further Consideration

Date:

Name:

Title:

Proxy Voting
Policy
Mazama Capital Management, Inc. (“Mazama”), as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.
Background
Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.
Guiding Principles

Proxy voting procedures must adhere to the following broad principles:
1.	Voting rights have economic value and must be treated accordingly. This means the fiduciary (Mazama) has a duty to vote proxies in those cases where fiduciary responsibility has been delegated to Mazama.

2.	Fiduciaries must maintain documented voting policies or guidelines to govern proxy voting decisions.

3.	Fiduciaries should keep records of proxy voting.

Proxy Administration

The Compliance Department has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures. The Director of Research is responsible for determining our firm’s positions on all major corporate issues, creates guidelines and oversees the voting process.

Mazama takes an active role in voting proxies on behalf of all accounts for which the firm has been hired as investment manager, unless proxy voting responsibility has been retained by the client. Generally, routine proxies will be voted with management as indicated on the proxy.

Mazama has retained Institutional Shareholder Services (“ISS”), an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. ISS provides administrative assistance to the proxy voting process by electronically executing the votes while allowing Mazama to retain voting authority.

Voting Policies

All proxy materials received on behalf of clients are forwarded to Institutional Shareholder Services (ISS).
1.	Absent material conflicts, the Director of Research will determine how Mazama should vote the proxy in accordance with applicable voting guidelines.

2.	Proxy ballots for securities no longer held in client accounts will not be voted.
Mazama generally votes in favor of routine issues. Such issues may include but are not limited to:
1.	Elect directors

2.	Appoint auditors

3.	Eliminate preemptive rights

4.	Increase authorized shares issued
With regard to non-routine issues, Mazama considers many things including, but not limited to:
1.	Management’s recommendation;

2.	The recommendation of ISS; and

3.	Mazama’s assessment as to what is best for shareholders

With regard to issues which are often included in proxies, Mazama believes as follows:
Executive Compensation

Mazama’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. While we evaluate most plans on a case-by case basis, Mazama generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. We generally oppose plans that give a company the ability to re-price options.

Anti-takeover and Corporate Governance Issues

Mazama generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. Mazama strongly favors having only independent board members in all sub-committees (compensation, nominating, audit, etc.) and may vote against certain board members if they are affiliated with the company and also members of the sub-committees. When voting on corporate governance proposals, we will consider the dilutive impact to shareholders and the effect on shareholder rights.

Social and Corporate Responsibility Issues

Mazama generally votes with a company’s management on social issues unless they have substantial economic implications for the company’s business and operations and have not been adequately addressed by management.
Procedure
Mazama has adopted procedures to implement the firm’s policy and reviews to monitor and ensure the firm’s policy is observed, implemented properly and amended or updated, as appropriate, which include the following:
Voting Procedures
1.	All employees will forward any proxy materials received on behalf of clients to the Director of Research;

2.	The Director of Research will determine which client accounts hold the security to which the proxy relates;

3.	Absent material conflicts, the Director of Research will determine how Mazama should vote the proxy in accordance with applicable voting guidelines, complete the proxy and vote the proxy in a timely and appropriate manner.
Disclosure
1.	Mazama will provide conspicuously displayed information in its ADV Part II summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Mazama voted a client’s proxies, and that clients may request a copy of these policies and procedures.

2.	The Compliance Officer (“CO”) will also send a copy of this summary to all existing clients who have previously received Mazama’s ADV Part II; or the CO may send each client the amended ADV Part II. Either mailing shall highlight the inclusion of information regarding proxy voting.
Client Requests for Information
1.	All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the CO.

2.	In response to any request the Compliance will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Mazama voted the client’s proxy with respect to each proposal about which client inquired.
Conflicts of Interest
1.	Mazama will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Mazama with the issuer of each security to determine if Mazama or any of its employees has any financial, business or personal relationship with the issuer.

2.	If a material conflict of interest exists, Director of Research will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

3.	Mazama will maintain a record of the voting resolution of any conflict of interest.

Recordkeeping
The CO shall retain the following proxy records in accordance with the SEC’s five-year retention requirement.

These policies and procedures and any amendments;
1.	A record of each vote that Mazama casts;

2.	Any document Mazama created that was material to making a decision how to vote proxies, or that memorializes that decision including period reports to the General Manager;

3.	A copy of each written request from a client for information on how Mazama voted such client’s proxies, and a copy of any written response.

THE BANK OF NEW YORK MELLON CORPORATION
PROXY VOTING POLICY
(Approved: October 12, 2007)
1.	Scope of Policy — This Proxy Voting Policy has been adopted by certain of the investment advisory subsidiaries of The Bank of New York Mellon Corporation (“BNY Mellon”), the investment companies advised by such subsidiaries (the “Funds”), and the banking subsidiaries of BNY Mellon (BNY Mellon’s investment advisory and banking subsidiaries are hereinafter referred to individually as a “Subsidiary” and collectively as the “Subsidiaries”).

2.	Fiduciary Duty — We recognize that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. We further recognize that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset. An investment adviser’s duty of loyalty precludes the adviser from subrogating its clients’ interests to its own. Accordingly, in voting proxies, we will seek to act solely in the best financial and economic interests of our clients, including the Funds and their shareholders, and for the exclusive benefit of pension and other employee benefit plan participants. With regard to voting proxies of foreign companies, a Subsidiary weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

3.	Long-Term Perspective — We recognize that management of a publicly-held company may need protection from the market’s frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.

4.	Limited Role of Shareholders — We believe that a shareholder’s role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. We will carefully review proposals that would limit shareholder control or could affect shareholder values.

5.	Anti-takeover Proposals — We generally will oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company’s future by a minority of its shareholders. We will generally support proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

6.	“Social” Issues — On questions of social responsibility where economic performance does not appear to be an issue, we will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management’s efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. We will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed to.

With respect to clients having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, proposals relating to such issues will be evaluated and voted separately by the client’s portfolio manager in accordance with such policies, rather than pursuant to the procedures set forth in section 7.

7.	Proxy Voting Process — Every voting proposal is reviewed, categorized and analyzed in accordance with our written guidelines in effect from time to time. Our guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the BNY Mellon Proxy Policy Committee (the “Committee”), if the applicable guidelines so require. Proposals that cannot be categorized under the guidelines will be referred to the Committee for discussion and vote. Additionally, the Committee may review any proposal where it has identified a particular company, particular industry or particular issue for special scrutiny. The Committee will also consider specific interests and issues raised by a Subsidiary to the Committee, which interests and issues may require that a vote for an account managed by a Subsidiary be cast differently from the collective vote in order to act in the best interests of such account’s beneficial owners.

8.	Material Conflicts of Interest — We recognize our duty to vote proxies in the best interests of our clients. We seek to avoid material conflicts of interest through the establishment of our Committee structure, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and Fund securities.

9.	Securities Lending — We seek to balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct us to recall shares.

10.	Recordkeeping — We will keep, or cause our agents to keep, the records for each voting proposal required by law.

11.	Disclosure — We will furnish a copy of this Proxy Voting Policy and any related procedures, or a description thereof, to investment advisory clients as required by law. In addition, we will furnish a copy of this Proxy Voting Policy, any related procedures, and our voting guidelines to investment advisory clients upon request. The Funds shall include this Proxy Voting Policy and any related procedures, or a description thereof, in their Statements of Additional Information, and shall disclose their proxy votes, as required by law. We recognize that the applicable trust or account document, the applicable client agreement, the Employee Retirement Income Security Act of 1974 (ERISA) and certain laws may require disclosure of other information relating to proxy voting in certain circumstances. This information will only be disclosed to those who have an interest in the account for which shares are voted, and after the shareholder meeting has concluded.

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POLICY APPROVED MARCH 15, 2007
MORGAN STANLEY INVESTMENT MANAGEMENT
PROXY VOTING POLICY AND PROCEDURES
I. POLICY STATEMENT
Introduction — Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.
The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).
Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds—collectively referred to herein as the “MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the “named fiduciary” for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.
Proxy Research Services — Institutional Shareholder Services (“ISS”) and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy

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voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping.
Voting Proxies for Certain Non-U.S. Companies — Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.
II. GENERAL PROXY VOTING GUIDELINES
To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein), including the guidelines set forth below. These guidelines address a broad range of issues, and provide general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.
We endeavor to integrate governance and proxy voting policy with investment goals and to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers, but such a split vote must be approved by the Proxy Review Committee.
A. Routine Matters. We generally support routine management proposals. The following are examples of routine management proposals:
•	Approval of financial statements and auditor reports.

•	General updating/corrective amendments to the charter.

•	Most proposals related to the conduct of the annual meeting, with the following exceptions. We may oppose proposals that relate to “the transaction of such other

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business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported. Finally, we generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.
B. Board of Directors
1.	Election of directors: In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:
a.	We withhold or vote against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards, generally as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for a NYSE company with dispersed ownership, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Non-independent directors under NYSE standards include an employee or an individual with an immediate family member who is an executive (or in either case was in such position within the previous three years). A director’s consulting arrangements with the company, or material business relationships between the director’s employer and the company, also impair independence. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards.

b.	Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation, nominating or audit committees.

c.	We consider withholding support or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders. This includes consideration for withholding support or voting against individual board members or an entire slate if we believe the board is entrenched and dealing inadequately with performance problems, and/or with insufficient independence between the board and management.

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d.	We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. In the context of the U.S. market, these would include elimination of dead hand or slow hand poison pills, requiring audit, compensation or nominating committees to be composed of independent directors and requiring a majority independent board.

e.	We generally withhold support from or vote against a nominee who has failed to attend at least 75% of board meetings within a given year without a reasonable excuse.

f.	We consider withholding support from or voting against a nominee who serves on the board of directors of more than six companies (excluding investment companies). We also consider voting against a director who otherwise appears to have too many commitments to serve adequately on the board of the company.
2.	Board independence: We generally support proposals requiring that a certain percentage (up to 66 2/3%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

3.	Board diversity: We consider on a case-by-case basis proposals urging diversity of board membership with respect to social, religious or ethnic group.

4.	Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

5.	Proposals to elect all directors annually: We generally support proposals to elect all directors annually at public companies (to “declassify” the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis.

6.	Cumulative voting: We generally support proposals to eliminate cumulative voting (which provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board). Proposals to establish cumulative voting in the election of directors generally will not be supported.

7.	Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation

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of the roles as a market standard practice, and support division of the roles in that context.
8.	Director retirement age: Proposals recommending set director retirement ages are voted on a case-by-case basis.

9.	Proposals to limit directors’ liability and/or broaden indemnification of directors. Generally, we will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.
C. Corporate transactions and proxy fights. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis. However, proposals for mergers or other significant transactions that are friendly and approved by the Research Providers generally will be supported and in those instances will not need to be reviewed by the Proxy Review Committee, where there is no portfolio manager objection and where there is no material conflict of interest. We also analyze proxy contests on a case-by-case basis.
D. Changes in legal and capital structure. We generally vote in favor of management proposals for technical and administrative changes to a company’s charter, articles of association or bylaws. We review non-routine proposals, including reincorporation to a different jurisdiction, on a case-by-case basis.
1.	We generally support the following:
•	Proposals that eliminate other classes of stock and/or eliminate unequal voting rights.

•	Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

•	Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

•	Proposals to authorize share repurchase plans.

•	Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

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•	Proposals to effect stock splits.

•	Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•	Proposals for higher dividend payouts.
2.	We generally oppose the following (notwithstanding management support):
•	Proposals that add classes of stock that would substantially dilute the voting interests of existing shareholders.

•	Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

•	Proposals to create “blank check” preferred stock.

•	Proposals relating to changes in capitalization by 100% or more.
E. Takeover Defenses and Shareholder Rights
1.	Shareholder rights plans: We support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills).

2.	Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.	Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

4.	Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

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F. Auditors. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). Proposals requiring auditors to attend the annual meeting of shareholders will be supported. We generally vote against proposals to indemnify auditors.
G. Executive and Director Remuneration.
1.	We generally support the following proposals:
•	Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.

•	Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

•	Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

•	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.
2.	Blanket proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.

3.	Proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its current and past practices.

4.	Proposals to U.S. companies that request disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission (“SEC”) regulations generally will not be supported.

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5.	We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in option exercises.

6.	Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.
H. Social, Political and Environmental Issues. We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine whether they will have a financial impact on shareholder value. However, we generally vote against proposals requesting reports that are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We generally oppose proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.
I. Fund of Funds. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.
III. ADMINISTRATION OF POLICY
The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for creating and implementing the Policy, working with an MSIM staff group (the “Corporate Governance Team”). The Committee, which is appointed by MSIM’s Chief Investment Officer of Global Equities (“CIO”), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.
The Committee Chairperson is the head of the Corporate Governance Team, and is responsible for identifying issues that require Committee deliberation or ratification. The Corporate Governance Team, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The Corporate Governance Team has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance, and to refer other case-by-case decisions to the Proxy Review Committee.

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The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.
A. Committee Procedures
The Committee will meet at least monthly to (among other matters) address any outstanding issues relating to the Policy or its implementation. The Corporate Governance Team will timely communicate to ISS MSIM’s Policy (and any amendments and/or any additional guidelines or procedures the Committee may adopt).
The Committee will meet on an ad hoc basis to (among other matters): (1) authorize “split voting” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy.
Members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.
B. Material Conflicts of Interest
In addition to the procedures discussed above, if the Committee determines that an issue raises a material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).
The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM’s relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the Chairperson. The Special

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Committee may request the assistance of MSIM’s General Counsel or his/her designee who will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.
C. Identification of Material Conflicts of Interest
A potential material conflict of interest could exist in the following situations, among others:
1.	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer.

2.	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.	Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).
If the Chairperson of the Committee determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the Chairperson will address the issue as follows:
1.	If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.	If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3.	If the Research Providers’ recommendations differ, the Chairperson will refer the matter to the Committee to vote on the proposal. If the Committee determines that an issue raises a material conflict of interest, the Committee will request a Special Committee to review and recommend a course of action, as described above. Notwithstanding the above, the Chairperson of the Committee may request a Special Committee to review a matter at any time as he/she deems necessary to resolve a conflict.
D. Proxy Voting Reporting
The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the

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Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM Fund, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.
The Corporate Governance Team will timely communicate to applicable portfolio managers and to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.
MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.
MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.
APPENDIX A
The following procedures apply to accounts managed by Morgan Stanley AIP GP LP (“AIP”).
Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Liquid Markets investment team and the Private Markets investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.
In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.
Waiver of Voting Rights
For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

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1.	Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and
2.	Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

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NEUBERGER BERMAN, LLC
NEUBERGER BERMAN MANAGEMENT INC.
PROXY VOTING POLICIES AND PROCEDURES
Non-Socially Responsive Clients
I. Introduction and General Principles
A. Neuberger Berman, LLC and Neuberger Berman Management Inc. (collectively, “NB”) have been delegated the authority and responsibility to vote the proxies of their respective investment advisory clients, including both ERISA and non-ERISA clients.
B. NB understands that proxy voting is an integral aspect of investment management. Accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.
C. NB believes that the following policies and procedures are reasonably expected to ensure that proxy matters are conducted in the best interest of clients, in accordance with NB’s fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in Department of Labor interpretations.
D. In instances where NB does not have authority to vote client proxies, it is the responsibility of the client to instruct the relevant custody bank or banks to mail proxy material directly to such client.
E. In all circumstances, NB will comply with specific client directions to vote proxies, whether or not such client directions specify voting proxies in a manner that is different from NB’s policies and procedures.
F. There may be circumstances under which NB may abstain from voting a client proxy for cost reasons (e.g., non-U.S. securities). NB understands that it must weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given a proxy proposal is prudent and solely in the interests of the clients and, in the case of an ERISA client, the plan’s participants and beneficiaries. NB’s decision in such circumstances will take into account the effect that the proxy vote, either by itself or together with other votes, is expected to have on the value of the client’s investment and whether this expected effect would outweigh the cost of voting.

II. Responsibility and Oversight
A. NB has designated a Proxy Committee with the responsibilty for administering and overseeing the proxy voting process, including:
(1) developing, authorizing, implementing and updating NB’s policies and procedures;
(2) overseeing the proxy voting process; and
(3) engaging and overseeing any third-party vendors as voting delegate to review, monitor and/or vote proxies.
B. Such Proxy Committee will meet as frequently and in such manner as necessary or appropriate to fulfill its responsibilities.
C. The members of the Proxy Committee will be appointed from time to time and will include the Chief Investment Officer, a senior portfolio manager and senior members of the Legal and Compliance and Portfolio Administration Departments.
D. In the event that one or more members of the Proxy Committee are not independent with respect to a particular matter, the Proxy Committee shall appoint an independent subcommittee of the Proxy Committee, which will have full authority to act upon such matter.
III. Proxy Voting Guidelines
A. NB has determined that, except as set forth below, proxies will be voted in accordance with the recommendations contained in the applicable Glass, Lewis & Co. Proxy Paper Voting Guidelines, as in effect from time to time. A summary of the current applicable Glass Lewis guidelines is attached to these NB Voting Policies and Procedures as Exhibit A.
B. Except as set forth below, in the event the foregoing proxy voting guidelines do not address how a proxy should be voted, the proxy will be voted in accordance with Glass Lewis recommendations. In the event that Glass Lewis refrains from making a recommendation, the Proxy Committee will follow the procedures set forth in Section V, Paragraph C.
C. There may be circumstances under which the Chief Investment Officer, a portfolio manager or other NB investment professional (“NB Investment Professional”) believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the foregoing proxy voting guidelines or in a manner inconsistent with Glass Lewis guidelines. In such event, the procedures set forth in Section V, Paragraph B will be followed.
IV. Proxy Voting Procedures

A. NB will vote client proxies in accordance with a client’s specific request even if it is in a manner inconsistent with NB’s policies and procedures. Such specific requests must be made in writing by the individual client or by an authorized officer, representative or named fiduciary of a client.
B. At the recommendation of the Proxy Committee, NB has engaged Glass Lewis as its voting delegate to:
(1) research and make voting determinations in accordance with the proxy voting guidelines described in Section III;
(2) vote and submit proxies in a timely manner;
(3) handle other administrative functions of proxy voting;
(4) maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;
(5) maintain records of votes cast; and
(6) provide recommendations with respect to proxy voting matters in general.
C. Except in instances where clients have retained voting authority, NB will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to Glass Lewis.
D. Notwithstanding the foregoing, NB retains final authority and fiduciary responsibility for proxy voting.
V. Conflicts of Interest
A. Glass Lewis will vote proxies in accordance with the proxy voting guidelines described in Section III or as Glass Lewis recommends. NB believes that this process is reasonably designed to address material conflicts of interest that may arise between NB and a client as to how proxies are voted.
B. In the event that an NB Investment Professional believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the proxy voting guidelines described in Section III or in a manner inconsistent with Glass Lewis recommendations, such NB Investment Professional will contact a member of the Proxy Committee and complete and sign a questionnaire in the form adopted from time to time. Such questionnaire will require specific information, including the reasons the NB Investment Professional believes a proxy vote in this manner is in the best interest of a client or clients and disclosure of specific ownership, business or personal relationship or other matters that may raise a potential material conflict of interest between NB and the client or clients with respect to the voting of the proxy.
The Proxy Committee will review the questionnaire completed by the NB Investment Professional and consider such other matters as it deems appropriate to determine that there is no material conflict of interest between NB and the client or clients with respect to the voting of the proxy in that manner. The Proxy Committee shall document its consideration of such other matters in a form adopted by the Proxy Committee from time to time.
In the event that the Proxy Committee determines that such vote will not present a material conflict between NB and the client or clients, the Proxy Committee will make a determination whether to vote such proxy as recommended by the NB Investment Professional. In the event of a determination to vote the proxy as recommended by the NB Investment Professional, an authorized member of the Proxy Committee will instruct Glass Lewis to vote in such manner with respect to the client or clients.
In the event that the Proxy Committee determines that the voting of a proxy as recommended by the NB Investment Professional presents a material conflict of interest between NB and the client or clients with respect to the voting of the proxy, the Proxy Committee will: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines described in Section III or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client or clients as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.
C. In the event that the proxy voting guidelines described in Section III do not address how a proxy should be voted and Glass Lewis refrains from making a recommendation as to how such proxy should be voted, the Proxy Committee will make a determination as to how the proxy should be voted. After determining how it believes the proxy should be voted, the Proxy Committee will consider such matters as it deems appropriate to determine that there is no material conflict of interest between NB and the client or clients with respect to the voting of the proxy in that manner. The Proxy Committee shall document its consideration of such matters in a form adopted by the Proxy Committee from time to time.
In the event that the Proxy Committee determines that such vote will not present material conflict between NB and the client, an authorized member of the Proxy Committee will instruct Glass Lewis to vote in such manner with respect to such client or clients.
In the event that the Proxy Committee determines that such vote will present a material conflict of interest between NB and the client or clients with respect to the voting of the proxy, the Proxy Committee will: (i) disclose such conflict to the client or clients and obtain written direction from the client or clients as to how to vote the proxy; (ii) suggest that the client or clients engage another party to determine how proxies should be voted; or (iii) engage another independent third party to determine how proxies should be voted.
D. Material conflicts cannot be resolved by simply abstaining from voting.
VI. Recordkeeping
NB will maintain records relating to the implementation of these proxy voting policies and procedures, including:
(1) a copy of these policies and procedures, which shall be made available to clients upon request
(2) proxy statements received regarding client securities (which will be satisfied bt relying on EDGAR or Glass Lewis);
(3) a record of each vote cast (which Glass Lewis maintains on NB’s behalf);
(4) a copy of each questionnaire completed by any NB Investment Professional under Section V above;
(5) any other document created by NB that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and
(6) each written client request for proxy voting records and NB’s written response to any client request (written or oral) for such records.
Such proxy voting books and records shall be maintained in an easily accessible place for a period of five years, the first two by the Proxy Committee member who represents the Portfolio Administration Department.
VII. Disclosure
Except as otherwise required by law or with the consent of the client, NB has a general policy of not disclosing to any issuer or third party how NB or its voting delegate voted a client’s proxy.
Effective February 2007

Proxy Committee as of February 2007

Jack Rivkin	Chief Investment Officer
Judith Vale	Portfolio Manager
Maxine Gerson	Legal and Compliance
Vincent Pecoraro	Portfolio Administration

Principal Global Investors, LLC (“PGI”)*
POLICY ON PROXY VOTING
FOR INVESTMENT ADVISORY CLIENTS
PGI has adopted the policies and procedures set out below regarding the voting of proxies on securities held in client accounts (the “Policy”). These policies and procedures are designed to ensure that where PGI has the authority to vote proxies, PGI complies with its legal, fiduciary, and contractual obligations.
Guiding Principles
Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company’s shareholder value and (ii) are not influenced by conflicts of interest. These principles reflect PGI’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.
Public Equity Investments
To implement these guiding principles for investments in publicly-traded equities, we follow the Institutional Shareholder Services (“ISS”) Standard Proxy Voting Guidelines (the “Guidelines”), except in circumstances as described below. The Guidelines embody the positions and factors PGI generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines often do not direct a particular voting outcome, but instead identify factors ISS considers in determining how the vote should be cast.
In connection with each proxy vote, ISS prepares a written analysis and recommendation (an “ISS Recommendation”) that reflects ISS’s application of Guidelines to the particular proxy issues. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS’s own evaluation of the factors. As explained more fully below, however, each PGI equity portfolio management team (“Portfolio Management Team”) may on any particular proxy vote decide to diverge from the Guidelines or an ISS Recommendation. In such cases, our procedures require: (i) the requesting Portfolio Management Team to set forth the reasons for their decision; (ii) the approval of the lead Portfolio Manager for the requesting Portfolio Management Team; (iii) notification to the Compliance Department and other appropriate PGI personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.
The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. Portfolio Management Teams base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.
Senior management of PGI periodically reviews this Policy, including our use of the Guidelines, to ensure it continues to be consistent with our guiding principles.
Implementation by Portfolio Management Teams
General Overview
Our Portfolio Management Teams have decided to generally follow the Guidelines and ISS Recommendations, based on such Portfolio Management Teams’ investment philosophy and approach to portfolio construction, as well as the evaluation of ISS’s services and methodology in analyzing shareholder and corporate governance matters. Nevertheless, our Portfolio Management Teams retain the authority to revisit this position, with respect to both their general approach to proxy voting (subject to the approval of PGI senior management) and any specific shareholder vote (subject to the approval process described in this policy).
Use of Third-Party Service Providers
We utilize independent service providers, such as ISS, to assist us in developing substantive proxy voting positions. ISS also updates and revises the Guidelines on a periodic basis, and any such revisions are reviewed by PGI to determine whether they are consistent with our guiding principles. In addition, ISS assists us in the proxy voting process by providing operational, recordkeeping and reporting services.
PGI’s decision to retain ISS to perform the services described in this Policy is based principally on the view the services ISS provides will result in proxy voting decisions that are consistent with our guiding principles. PGI management is responsible for reviewing our relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS to assist us in satisfying our proxy voting responsibilities.
PGI may hire other service providers to replace or supplement ISS with respect to any of the services PGI currently receives from ISS. In addition, individual Portfolio Management Teams may supplement the information and analyses ISS provides from other sources.
Conflicts of Interest
Pursuant to this Policy, PGI has implemented procedures designed to prevent conflicts of interest from influencing its proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy votes cast by PGI in accordance with the Guidelines and ISS Recommendations will not be viewed as being the product of any conflicts of interest because PGI casts such votes in accordance with a pre-determined policy based upon the recommendations of an independent third party.
Our procedures also prohibit the influence of conflicts of interest where a Portfolio Management Team decides to vote against an ISS Recommendation. In any particular case, the approval process for a decision to vote against an ISS Recommendation, as described above, may include consultation with the client whose account may be affected by the conflict as well as an inquiry by PGI management into potential conflicts of interest., PGI senior management will not approve decisions that are based on the influence of such conflicts.
Fixed Income and Private Investments
Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be made by the relevant portfolio managers based on their assessment of the particular transactions or other matters at issue.
External Managers
Where PGI places client assets with managers outside of PGI, whether through separate accounts, funds-of-funds or other structures, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. PGI may, however, retain such responsibilities where it deems appropriate.
Client Direction
Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. PGI can also accommodate individual clients that have developed their own guidelines with ISS or another proxy service. Clients may also discuss with PGI the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf.

Principal Real Estate Investors, LLC
POLICY ON PROXY VOTING
FOR INVESTMENT ADVISORY CLIENTS
PREI has adopted the policies and procedures set out below regarding the voting of proxies on securities held in client accounts (the “Policy”). These policies and procedures are designed to ensure that where PREI has the authority to vote proxies, PREI complies with its legal, fiduciary, and contractual obligations.
Guiding Principles
Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company’s shareholder value and (ii) are not influenced by conflicts of interest. These principles reflect PREI’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.
Public Equity Investments
To implement these guiding principles for investments in publicly-traded equities, we follow the Institutional Shareholder Services (“ISS”) Standard Proxy Voting Guidelines (the “Guidelines”), except in circumstances as described below. The Guidelines embody the positions and factors PREI generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines often do not direct a particular voting outcome, but instead identify factors ISS considers in determining how the vote should be cast.
In connection with each proxy vote, ISS prepares a written analysis and recommendation (an “ISS Recommendation”) that reflects ISS’s application of Guidelines to the particular proxy issues. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS’s own evaluation of the factors. As explained more fully below, however, each PREI equity portfolio management team (“Portfolio Management Team”) may on any particular proxy vote decide to diverge from the Guidelines or an ISS Recommendation. In such cases, our procedures require: (i) the requesting Portfolio Management Team to set forth the reasons for their decision; (ii) the approval of the lead Portfolio Manager for the requesting Portfolio Management Team; (iii) notification to the Compliance Department and other appropriate PREI personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.
The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. Portfolio Management Teams base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.
Senior management of PREI periodically reviews this Policy, including our use of the Guidelines, to ensure it continues to be consistent with our guiding principles.
Implementation by Portfolio Management Teams
General Overview
Our Portfolio Management Teams have decided to generally follow the Guidelines and ISS Recommendations, based on such Portfolio Management Teams’ investment philosophy and approach to portfolio construction, as well as the evaluation of ISS’s services and methodology in analyzing shareholder and corporate governance matters. Nevertheless, our Portfolio Management Teams retain the authority to revisit this position, with respect to both their general approach to proxy voting (subject to the approval of PREI senior management) and any specific shareholder vote (subject to the approval process described in this policy).
Use of Third-Party Service Providers
We utilize independent service providers, such as ISS, to assist us in developing substantive proxy voting positions. ISS also updates and revises the Guidelines on a periodic basis, and any such revisions are reviewed by PREI to determine whether they are consistent with our guiding principles. In addition, ISS assists us in the proxy voting process by providing operational, recordkeeping and reporting services.
PREI’s decision to retain ISS to perform the services described in this Policy is based principally on the view the services ISS provides will result in proxy voting decisions that are consistent with our guiding principles. PREI management is responsible for reviewing our relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS to assist us in satisfying our proxy voting responsibilities.
PREI may hire other service providers to replace or supplement ISS with respect to any of the services PREI currently receives from ISS. In addition, individual Portfolio Management Teams may supplement the information and analyses ISS provides from other sources.
Conflicts of Interest
Pursuant to this Policy, PREI has implemented procedures designed to prevent conflicts of interest from influencing its proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy votes cast by PREI in accordance with the Guidelines and ISS Recommendations will not be viewed as being the product of any conflicts of interest because PREI casts such votes in accordance with a pre-determined policy based upon the recommendations of an independent third party.
Our procedures also prohibit the influence of conflicts of interest where a Portfolio Management Team decides to vote against an ISS Recommendation. In any particular case, the approval process for a decision to vote against an ISS Recommendation, as described above, may include consultation with the client whose account may be affected by the conflict as well as an inquiry by PREI management into potential conflicts of interest., PREI senior management will not approve decisions that are based on the influence of such conflicts.
Fixed Income and Private Investments
Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be made by the relevant portfolio managers based on their assessment of the particular transactions or other matters at issue.
External Managers
Where PREI places client assets with managers outside of PREI, whether through separate accounts, funds-of-funds or other structures, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. PREI may, however, retain such responsibilities where it deems appropriate.
Client Direction
Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. PREI can also accommodate individual clients that have developed their own guidelines with ISS or another proxy service. Clients may also discuss with PREI the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf.

Pyramis Global Advisors LLC Proxy Voting Guidelines
March 2007
I. General Principles
A.	Voting of shares will be conducted in a manner consistent with the best interests of clients as follows: (i) securities of a portfolio company will generally be voted in a manner consistent with the guidelines; and (ii) voting will be done without regard to any other Pyramis or Fidelity companies’ relationship, business or otherwise, with that portfolio company.

B.	The FMR Investment & Advisor Compliance Department votes proxies on behalf of the clients of Pyramis. In the event an Investment & Advisor Compliance employee has a personal conflict with a portfolio company or an employee or director of a portfolio company, that employee will withdraw from making any proxy voting decisions with respect to that portfolio company. A conflict of interest arises when there are factors that may prompt one to question whether a Fidelity and/or Pyramis employee is acting solely on the best interests of Pyramis, Fidelity and their customers. Employees are expected to avoid situations that could present even the appearance of a conflict between their interests and the interests of Pyramis, Fidelity and their customers.

C.	Except as set forth herein, Pyramis will generally vote in favor of routine management proposals.

D.	Non-routine proposals will generally be voted in accordance with the guidelines.

E.	Non-routine proposals not covered by the guidelines or involving other special circumstances will be evaluated on a case-by-case basis with input from the appropriate Pyramis analyst or portfolio manager, as applicable, subject to review by an attorney within the General Counsel’s office and a member of senior management within FMR’s Investment and Advisor Compliance Department. A significant pattern of such proposals or other special circumstances will be referred to the Fund Board Proxy Voting Committee or its designee.

F.	Pyramis will vote on shareholder proposals not specifically addressed by the guidelines based on an evaluation of a proposal’s likelihood to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value. Where information is not readily available to analyze the economic impact of the proposal, Pyramis will generally abstain.

G.	Many clients invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Pyramis will generally evaluate proposals in the context of these guidelines, but Pyramis may, where applicable and feasible, take into consideration differing laws and regulations in the relevant foreign market in determining how to vote shares.

H.	In certain non-U.S. jurisdictions, shareholders voting shares of a portfolio company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because such trading restrictions can hinder portfolio management and could result in a loss of liquidity for a client, Pyramis will generally not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Pyramis will generally not vote proxies in order to safeguard fund holdings information.

I.	Where a management-sponsored proposal is inconsistent with the guidelines, Pyramis may receive a company’s commitment to modify the proposal or its practice to conform to the guidelines, and Pyramis will generally support management based on this commitment. If a company subsequently does not abide by its commitment, Pyramis will generally withhold authority for the election of directors at the next election.
II. Definitions (as used in this document)
A.	Anti-Takeover Provision — includes fair price amendments; classified boards; “blank check” preferred stock; golden and tin parachutes; supermajority provisions; Poison Pills; and any other provision that eliminates or limits shareholder rights.

B.	Golden parachute — accelerated options and/or employment contracts for officers and directors that will result in a lump sum payment of more than three times annual compensation (salary and bonus) in the event of termination.

C.	Tin Parachute — accelerated options and/or employment contracts for employees beyond officers and directors that will result in a lump sum payment in the event of termination.

D.	Greenmail — payment of a premium to repurchase shares from a shareholder seeking to take over a company through a proxy contest or other means.

E.	Sunset Provision — a condition in a charter or plan that specifies an expiration date.

F.	Permitted Bid Feature — a provision suspending the application of a Poison Pill, by shareholder referendum, in the event a potential acquirer announces a bona fide offer for all outstanding shares.

G.	Poison Pill — a strategy employed by a potential take-over / target company to make its stock less attractive to an acquirer. Poison Pills are generally designed to dilute the acquirer’s ownership and value in the event of a take-over.

H.	Large Capitalization Company — a company included in the Russell 1000 stock index.

I.	Small Capitalization Company — a company not included in the Russell 1000 stock index that is not a Micro-Capitalization Company.

J.	Micro-Capitalization Company — a company with market capitalization under US $300 million.
III. Directors
A.	Incumbent Directors

Pyramis will generally vote in favor of incumbent and nominee directors except where one or more such directors clearly appear to have failed to exercise reasonable judgment.

Pyramis will also generally withhold authority for the election of all directors or directors on responsible committees if:
1.	An Anti-Takeover Provision was introduced, an Anti-Takeover Provision was extended, or a new Anti-Takeover Provision was adopted upon the expiration of an existing Anti-Takeover Provision, without shareholder approval except as set forth below.

With respect to Poison Pills, however, Pyramis will consider not withholding authority on the election of directors if all of the following conditions are met when a Poison Pill is introduced, extended, or adopted:
a.	The Poison Pill includes a Sunset Provision of less than 5 years;

b.	The Poison Pill includes a Permitted Bid Feature;

c.	The Poison Pill is linked to a business strategy that will result in greater value for the shareholders, and

d.	Shareholder approval is required to reinstate the Poison Pill upon expiration.
Pyramis will also consider not withholding authority on the election of directors when one or more of the conditions above are not met if a board is willing to strongly consider seeking shareholder ratification of, or adding above conditions noted a. and b. to an existing Poison Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, Pyramis will withhold authority on the election of directors.
2.	The company refuses, upon request by Pyramis, to amend the Poison Pill to allow Fidelity to hold an aggregate position of up to 20% of a company’s total voting securities and of any class of voting securities.

3.	Within the last year and without shareholder approval, a company’s board of directors or compensation committee has repriced outstanding options.

4.	The company failed to act in the best interests of shareholders when approving executive compensation, taking into accounts such factors as: (i) whether the company used an independent compensation committee; (ii) whether the compensation committee engaged independent compensation consultants; and (iii) whether the company has admitted to or settled a regulatory proceeding relating to options backdating.

5.	To gain Pyramis’ support on a proposal, the company made a commitment to modify a proposal or practice to conform to these guidelines and the company has failed to act on that commitment.

6.	The director attended fewer than 75% of the aggregate number of meetings of the board or its committees on which the director served during the company’s prior fiscal year, absent extenuating circumstances.
B.	Indemnification
Pyramis will generally vote in favor of charter and by-law amendments expanding the indemnification of directors and/or limiting their liability for breaches of care unless Pyramis is otherwise dissatisfied with the performance of management or the proposal is accompanied by Anti-Takeover Provisions.
C.	Independent Chairperson
Pyramis will generally vote against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, Pyramis will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

D.	Majority Director Elections
Pyramis will generally vote in favor of proposals calling for directors to be elected by an affirmative majority of votes cast in a board election, provided that the proposal allows for plurality voting standard in the case of contested elections (i.e., where there are more nominees than board seats). Pyramis may consider voting against such shareholder proposals where a company’s board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of a majority of the votes cast in an uncontested election.
IV. Compensation
A.	Equity Award Plans (including stock options, restricted stock awards, and other stock awards).

Pyramis will generally vote against Equity Award Plans or amendments to authorize additional shares under such plans if:
1.	(a) The dilution effect of the shares outstanding and available for issuance pursuant to all plans, plus any new share requests is greater than 10% for a Large Capitalization Company, 15% for a Small Capitalization Company or 20% for a Micro-Capitalization Company; and (b) there were no circumstances specific to the company or the plans that lead Pyramis to conclude that the level of dilution in the plan or the amendments is acceptable.

2.	In the case of stock option plans, (a) the offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus; (b) the plan’s terms allow repricing of underwater options; or (c) the board/committee has repriced options outstanding under the plan in the past two years.

3.	The plan may be materially altered without shareholder approval, including increasing the benefits accrued to participants under the plan; increasing the number of securities which may be issued under the plan; modifying the requirements for participation in the plan; or including a provision allowing the Board to lapse or waive restrictions at its discretion.

4.	Awards to non-employee directors are subject to management discretion.

5.	In the case of stock awards, the restriction period, or holding period after exercise, is less than 3 years for non-performance-based awards, and less than 1 year for performance-based awards.

Pyramis will consider approving an Equity Award Plan or an amendment to authorize additional shares under such plan if, without complying with the guidelines immediately above, the following two conditions are met:

1.	The shares are granted by a compensation committee composed entirely of independent directors; and

2.	The shares are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.
B.	Equity Exchanges and Repricing
Pyramis will generally vote in favor of a management proposal to exchange shares or reprice outstanding options if the proposed exchange or repricing is consistent with the interests of shareholders, taking into account such factors as:

1.	Whether the proposal excludes senior management and directors;

2.	Whether the equity proposed to be exchanged or repriced exceeded Pyramis’ dilution thresholds when initially granted;

3.	Whether the exchange or repricing proposal is value neutral to shareholders based upon an acceptable pricing model;

4.	The company’s relative performance compared to other companies within the relevant industry or industries;

5.	Economic and other conditions affecting the relevant industry or industries in which the company competes; and

6.	Any other facts or circumstances relevant to determining whether an exchange or repricing proposal is consistent with the interests of shareholders.
C.	Employee Stock Purchase Plans
Pyramis will generally vote against employee stock purchase plans if the plan violates any of the criteria in section IV(A) above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock’s fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company’s equity. In the case of non-U.S. company stock purchase plans, Pyramis may permit a lower minimum stock purchase price equal to the prevailing “best practices” in the relevant non-U.S. market, provided that the minimum stock purchase price must be at least 75% of the stock’s fair market value.
D.	Employee Stock Ownership Plans (ESOPs)
Pyramis will generally vote in favor of non-leveraged ESOPs. For leveraged ESOPs, Pyramis may examine the company’s state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. Pyramis may also examine where the ESOP shares are purchased and the dilution effect of the purchase. Pyramis will generally vote against leveraged ESOPs if all outstanding loans are due immediately upon change in control.
E.	Executive Compensation
Pyramis will generally vote against management proposals on stock-based compensation plans or other compensation plans if such proposals are inconsistent with the interests of shareholders, taking into account such factors as: (i) whether the company has an independent compensation committee; and (ii) whether the compensation committee has authority to engage independent compensation consultants.

F. Bonus Plans and Tax Deductibility Proposals
Pyramis will generally vote in favor of cash and stock incentive plans that are submitted for shareholder approval in order to qualify for favorable tax treatment under Section 162(m) of the Internal Revenue Code, provided that the plan includes well defined and appropriate performance criteria, and with respect to any cash component, that the maximum award per participant is clearly stated and is not unreasonable or excessive.
V. Anti-Takeover Provisions
Pyramis will generally vote against a proposal to adopt or approve the adoption of an Anti-Takeover Provision unless:
A. The Poison Pill includes the following features:
1.	A sunset provision of no greater than 5 years;

2.	Linked to a business strategy that is expected to result in greater value for the shareholders;

3.	Requires shareholder approval to be reinstated upon expiration or if amended;

4.	Contains a Permitted Bid Feature; and

5.	Allows Fidelity to hold an aggregate position of up to 20% of a company’s total voting securities and of any class of voting securities.
B. An Anti-Greenmail proposal that does not include other Anti- Takeover Provisions; or
C. It is a fair price amendment that considers a two-year price history or less.
Pyramis will generally vote in favor of proposals to eliminate Anti-Takeover Provisions. In the case of proposals to declassify a board of directors, Pyramis will generally vote against such a proposal if the issuer’s Articles of Incorporation or applicable statutes include a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

VI. Capital Structure / Incorporation
A.	Increases in Common Stock

Pyramis will generally vote against a provision to increase a Company’s common stock if such increase will result in a total number of authorized shares greater than 3 times the current number of outstanding and scheduled to be issued shares, including stock options, except in the case of real estate investment trusts, where an increase that will result in a total number of authorized shares up to 5 times the current number of outstanding and scheduled to be issued shares is generally acceptable.

B.	New Classes of Shares

Pyramis will generally vote against the introduction of new classes of stock with differential voting rights.

C.	Cumulative Voting Rights

Pyramis will generally vote against the introduction and in favor of the elimination of cumulative voting rights.

D.	Acquisition or Business Combination Statutes

Pyramis will generally vote in favor of proposed amendments to a company’s certificate of incorporation or by-laws that enable the company to opt out of the control shares acquisition or business combination statutes.

E.	Incorporation or Reincorporation in Another State or Country

Pyramis will generally vote against shareholder proposals calling for, or recommending that, a portfolio company reincorporate in the United States and vote in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders. However, Pyramis will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.
VII. Auditors
A.	Pyramis will generally vote against shareholder proposals calling for or recommending periodic rotation of a portfolio company’s auditor. Pyramis will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company’s board of directors and audit committee clearly appear to have failed to exercise reasonable business judgment in the selection of the company’s auditor.

B.	Pyramis will generally vote against shareholder proposals calling for or recommending the prohibition or limitation of the performance of non-audit services by a portfolio company’s auditor. Pyramis will also generally vote against shareholder proposals calling for or recommending removal of a company’s auditor due to, among other reasons, the performance of non-audit work by the auditor. Pyramis will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company’s board of directors and audit committee clearly appear to have failed to exercise reasonable business judgment in the oversight of the performance of the auditor for audit or non-audit services for the company.
VIII. Shares of Investment Companies
A.	If applicable, when a Fidelity Fund invests in an underlying Fidelity fund, shares will be voted in the same proportion as all other shareholders of such underlying fund or class (“echo voting”).

B.	Certain client may invest in shares of Fidelity Central Funds. Central Fund shares, which are held exclusively by Fidelity funds or accounts managed by Pyramis or an FMR affiliate, will be voted in favor of proposals recommended by the Central Funds’ Board of Trustees.
IX. Other
A.	Voting Process

Pyramis will generally vote in favor of proposals to adopt confidential voting and independent vote tabulation practices.

B.	Regulated Industries

Voting of shares in securities of any regulated industry (e.g., U.S. banking) organization shall be conducted in a manner consistent with conditions that may be specified by the industry’s regulator (e.g., the Federal Reserve Board) for a determination under applicable law (e.g., federal banking law) that no client or group of clients has acquired control of such organization.

Spectrum Asset Management, Inc.
POLICY ON PROXY VOTING
FOR INVESTMENT ADVISORY CLIENTS
GENERAL POLICY
Spectrum, an investment adviser registered with the Securities and Exchange Commission, acts as investment advisor for various types of client accounts (e.g. employee benefit plans, governmental plans, mutual funds, insurance company separate accounts, corporate pension plans, endowments and foundations). While Spectrum receives few proxies for the preferred shares it manages, Spectrum nonetheless will, when delegated the authority by a client, vote these shares per the following policy voting standards and processes:
STANDARDS:
Spectrum’s standards aim to ensure the following in keeping with the best interests of its clients:
•	That Spectrum act solely in the interest of clients in providing for ultimate long-term stockholder value.

•	That Spectrum act without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

•	That custodian bank is aware of our fiduciary duty to vote proxies on behalf of others — Spectrum relies on the best efforts of its custodian bank to deliver all proxies we are entitled to vote.

•	That Spectrum will exercise its right to vote all proxies on behalf of its clients (or permit clients to vote their interest, as the case(s) may be).

•	That Spectrum will implement a reasonable and sound basis to vote proxies.
PROCESSES:
A. Following ISS’ Recommendations
Spectrum has selected Institutional Shareholder Services (ISS) to assist it with its proxy voting responsibilities. Spectrum follows ISS Standard Proxy Voting guidelines (the “Guidelines”). The Guidelines embody the positions and factors Spectrum generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines often do not direct a particular voting outcome, but instead identify factors ISS considers in determining how the vote should be cast.
In connection with each proxy vote, ISS prepares a written analysis and recommendation (an “ISS Recommendation”) that reflects ISS’s application of Guidelines to the particular proxy issues. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS’s own evaluation of the factors. Spectrum may on any particular proxy vote decide to diverge from the Guidelines or an ISS Recommendation. In such cases, our procedures require: (i) the requesting Portfolio Manager to set forth the reasons for their decision; (ii) the approval of the Chief Investment Officer; (iii) notification to the Compliance Department and other appropriate Principal Global Investors personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.
Spectrum generally votes proxies in accordance with ISS’ recommendations. When Spectrum follows ISS’ recommendations, it need not follow the conflict of interest procedures in Section B, below.
From time to time ISS may have a business relationship or affiliation with one or more issuers held in Spectrum client accounts, while also providing voting recommendations on these issuers’ securities. Because this practice may present a conflict of interest for ISS, Spectrum’s Chief Compliance Officer will require from ISS at least annually additional information, or a certification that ISS has adopted policies and procedures to detect and mitigate such conflicts of interest in issuing voting recommendations. Spectrum may obtain voting recommendations from two proxy voting services as an additional check on the independence of the ISS’ voting recommendations.
B. Disregarding ISS’ Recommendations
Should Spectrum determine not to follow ISS’ recommendation for a particular proxy, Spectrum will use the following procedures for identifying and resolving a material conflict of interest, and will use the Proxy Voting Guidelines (below) in determining how to vote.
Spectrum will classify proxy vote issues into three broad categories: Routine Administrative Items, Special Interest Issues, and Issues Having the Potential for Significant Economic Impact. Once the Senior Portfolio Manager has analyzed and identified each issue as belonging in a particular category, and disclosed the conflict of interests to affected clients and obtained their consents prior to voting, Spectrum will cast the client’s vote(s) in accordance with the philosophy and decision guidelines developed for that category. New and unfamiliar issues are constantly appearing in the proxy voting process. As new issues arise, we will make every effort to classify them among the following three categories. If we believe it would be informative to do so, we may revise this document to reflect how we evaluate such issues.

Due to timing delays, logistical hurdles and high costs associated with procuring and voting international proxies, Spectrum has elected to approach international proxy voting on the basis of achieving “best efforts at a reasonable cost.”
As a fiduciary, Spectrum owes its clients an undivided duty of loyalty. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in it.
Identifying a Conflict of Interest. There may be a material conflict of interest when Spectrum votes a proxy solicited by an issuer whose retirement plan or fund we manage or with whom Spectrum, an affiliate, or an officer or director of Spectrum or of an affiliate has any other material business or personal relationship that may affect how we vote the issuer’s proxy. To avoid any perceived material conflict of interest, the following procedures have been established for use when Spectrum encounters a potential material conflict to ensure that voting decisions are based on a clients’ best interest and are not the product of a material conflict.
Monitoring for Conflicts of Interest. All employees of Spectrum are responsible for monitoring for conflicts of interest and referring any that may be material to the CCO for resolution. At least annually, the CCO, will take reasonable steps to evaluate the nature of Spectrum’s material business relationships (and those of its affiliates) with any company whose preferred securities are held in client accounts (a “portfolio company”) to assess which, if any, could give rise to a conflict of interest. CCO’s review will focus on the following three categories:
•	Business Relationships — The CCO will consider whether Spectrum (or an affiliate) has a substantial business relationship with a portfolio company or a proponent of a proxy proposal relating to the portfolio company (e.g., an employee group), such that failure to vote in favor of management (or the proponent) could harm the adviser’s relationship with the company (or proponent). For example, if Spectrum manages money for the portfolio company or an employee group, manages pension assets, leases office space from the company, or provides other material services to the portfolio company, the CCO will review whether such relationships may give rise to a conflict of interest.

•	Personal Relationships — The CCO will consider whether any senior executives or portfolio managers (or similar persons at Spectrum’s affiliates) have a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships that might give rise to a conflict of interest.

•	Familial Relationships — The CCO will consider whether any senior executives or portfolio managers (or similar persons at Spectrum’s affiliates) have a familial relationship relating to a portfolio company (e.g., a spouse or other relative who serves as a director of a portfolio company, is a candidate for such a position, or is employed by a portfolio company in a senior position).
In monitoring for conflicts of interest, the CCO will consider all information reasonably available to it about any material business, personal, or familial relationship involving Spectrum (and its affiliates) and a portfolio company, including the following:
•	A list of clients that are also public companies, which is prepared and updated by the Operations Department and retained in the Compliance Department.

•	Publicly available information.

•	Information generally known within Spectrum.

•	Information actually known by senior executives or portfolio managers. When considering a proxy proposal, investment professionals involved in the decision-making process must disclose any potential material conflict that they are aware of to CCO prior to any substantive discussion of a proxy matter.

•	Information obtained periodically from those persons whom CCO reasonably believes could be affected by a conflict arising from a personal or familial relationship (e.g., portfolio managers, senior management).
The CCO may, at her discretion, assign day-to-day responsibility for monitoring for conflicts to a designated person. With respect to monitoring of affiliates, the CCO in conjunction with PGI’s CCO and/or Director of Compliance may rely on information barriers between Spectrum and its affiliates in determining the scope of its monitoring of conflicts involving affiliates.
Determining Whether a Conflict of Interest is “Material” — On a regular basis, CCO will monitor conflicts of interest to determine whether any may be “material” and therefore should be referred to PGI for resolution. The SEC has not provided any specific guidance as to what types of conflicts may be “material” for purposes of proxy voting, so therefore it would be appropriate to look to the traditional materiality analysis under the federal securities laws, i.e., that a “material” matter is one that is reasonably likely to be viewed as important by the average shareholder.
Whether a conflict may be material in any case will, of course, depend on the facts and circumstances. However, in considering the materiality of a conflict, Spectrum will use the following two-step approach:
1.	Financial Materiality — The most likely indicator of materiality in most cases will be the dollar amount involved with the relationship in question. For purposes of proxy voting, each committee will presume that a conflict is not material unless it involves at least 5% of Spectrum’s annual revenues or a minimum dollar amount $1,000,000. Different percentages or dollar amounts may be used depending on the proximity of the conflict (e.g., a higher number if the conflict arises through an affiliate rather than directly with Spectrum).

2.	Non-Financial Materiality — A non-financial conflict of interest might be material (e.g., conflicts involving personal or familial relationships) and should be evaluated on the facts of each case.
If the CCO has any question as to whether a particular conflict is material, it should presume the conflict to be material and refer it to the PGI’s CCO for resolution. As in the case of monitoring conflicts, the CCO may appoint a designated person or subgroup of Spectrum’s investment team to determine whether potential conflicts of interest may be material.
Resolving a Material Conflict of Interest — When an employee of Spectrum refers a potential material conflict of interest to the CCO, the CCO will determine whether a material conflict of interest exists based on the facts and circumstances of each particular situation. If the CCO determines that no material conflict of interest exists, no further action is necessary and the CCO will notify management accordingly. If the CCO determines that a material conflict exists, CCO must disclose the conflict to affected clients and obtain consent from each to the manner in which Spectrum proposes to vote.
Clients may obtain information about how we voted proxies on their behalf by contacting Spectrum’s Compliance Department.
PROXY VOTING GUIDELINES
CATEGORY I: Routine Administrative Items
Philosophy: Spectrum is willing to defer to management on matters of a routine administrative nature. We feel management is best suited to make those decisions which are essential to the ongoing operation of the company and which do not have a major economic impact on the corporation and its shareholders. Examples of issues on which we will normally defer to management’s recommendation include:
1.	selection of auditors

2.	increasing the authorized number of common shares

3.	election of unopposed directors
CATEGORY II: Special Interest Issues
Philosophy: While there are many social, political, environmental and other special interest issues that are worthy of public attention, we do not believe the corporate proxy process is the appropriate arena in which to achieve gains in these areas. In recent history, proxy issues of this sort have included such matters as sales to the military, doing business in South Africa, and environmental responsibility. Our primary responsibility in voting proxies is to provide for the greatest long-term value for Spectrum’s clients. We are opposed to proposals which involve an economic cost to the corporation, or which restrict the freedom of management to operate in the best interest of the corporation and its shareholders. However, in general we will abstain from voting on shareholder social, political and environmental proposals because their long-term impact on share value cannot be calculated with any reasonable degree of confidence.
CATEGORY III: Issues Having the Potential for Significant Economic Impact
Philosophy: Spectrum is not willing to defer to management on proposals which have the potential for major economic impact on the corporation and the value of its shares. We believe such issues should be carefully analyzed and decided by the owners of the corporation. Presented below are examples of issues which we believe have the potential for significant economic impact on shareholder value.
1.	Classification of Board of Directors. Rather than electing all directors annually, these provisions stagger a board, generally into three annual classes, and call for only one-third to be elected each year. Staggered boards may help to ensure leadership continuity, but they also serve as defensive mechanisms. Classifying the board makes it more difficult to change control of a company through a proxy contest involving election of directors. In general, we vote on a case by case basis on proposals for staggered boards, but generally favor annual elections of all directors.

2.	Cumulative Voting of Directors. Most corporations provide that shareholders are entitled to cast one vote for each director for each share owned — the one share, one vote standard. The process of cumulative voting, on the other hand, permits shareholders to distribute the total number of votes they have in any manner they wish when electing directors. Shareholders may possibly elect a minority representative to a corporate board by this process, ensuring representation for all sizes of shareholders. Outside shareholder involvement can encourage management to maximize share value. We generally support cumulative voting of directors.

3.	Prevention of Greenmail. These proposals seek to prevent the practice of “greenmail”, or targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders. By making greenmail payments, management transfers significant sums of corporate cash to one entity, most often for the primary purpose of saving their jobs. Shareholders are left with an asset-depleted and often less competitive company. We think that if a corporation offers to buy back its stock, the offer should be made to all shareholders, not just to a select group or individual. We are opposed to greenmail and will support greenmail prevention proposals.

4.	Supermajority Provisions. These corporate charter amendments generally require that a very high percentage of share votes (70-81%) be cast affirmatively to approve a merger, unless the board of directors has approved it in advance. These provisions have the potential to give management veto power over merging with another company, even though a majority of shareholders favor the merger. In most cases we believe requiring supermajority approval of mergers places too much veto power in the hands of management and other minority shareholders, at the expense of the majority shareholders, and we oppose such provisions.

1.	Defensive Strategies. These proposals will be analyzed on a case by case basis to determine the effect on shareholder value. Our decision will be based on whether the proposal enhances long-term economic value.

6.	Business Combinations or Restructuring. These proposals will be analyzed on a case by case basis to determine the effect on shareholder value. Our decision will be based on whether the proposal enhances long-term economic value.

7.	Executive and Director Compensation. These proposals will be analyzed on a case by case basis to determine the effect on shareholder value. Our decision will be based on whether the proposal enhances long-term economic value.
Policy Established May, 2003
Revised January, 2006

T. ROWE PRICE PROXY VOTING — PROCESS AND POLICIES
T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc. recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote on issues submitted to shareholder vote — such as election of directors and important matters affecting a company’s structure and operations. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and serves as investment adviser. T. Rowe Price also is involved in the proxy process on behalf of its institutional and private counsel clients who have requested such service. For those private counsel clients who have not delegated their voting responsibility but who request advice, T. Rowe Price makes recommendations regarding proxy voting.
Proxy Administration
The T. Rowe Price Proxy Committee develops our firm’s positions on all major corporate issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders’ interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent proxy research provided by third parties such as Institutional Shareholder Services and Glass Lewis, and information presented by company managements and shareholder groups.
Once the Proxy Committee establishes its recommendations, they are distributed to the firm’s portfolio managers as voting guidelines. Ultimately, the portfolio manager decides how to vote on the proxy proposals of companies in his or her portfolio. Because portfolio managers may have differences of opinion on portfolio companies and their proxies, or their portfolios may have different investment objectives, these factors, among others, may lead to different votes between portfolios on the same proxies. When portfolio managers cast votes that are counter to the Proxy Committee’s guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews T. Rowe Price’s proxy voting process, policies, and voting records.
T. Rowe Price has retained Institutional Shareholder Services, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price’s voting guidelines — many of which are consistent with ISS positions — T. Rowe Price occasionally may deviate from ISS recommendations on general policy issues or specific proxy proposals.
Fiduciary Considerations
T. Rowe Price’s decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance. For example, we might refrain from voting if we or our agents are required to appear in person at a shareholder meeting or if the exercise of voting rights results in the imposition of trading or other ownership restrictions.

Consideration Given Management Recommendations
When determining whether to invest in a particular company, one of the key factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.
T. Rowe Price Voting Policies
Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies, which are available to clients upon request. The following is a summary of the more significant T. Rowe Price policies:
Election of Directors
T. Rowe Price generally supports slates with a majority of independent directors. We withhold votes for outside directors that do not meet certain criteria relating to their independence or their inability to dedicate sufficient time to their board duties due to their commitment to other boards. We also withhold votes for inside directors serving on compensation, nominating and audit committees and for directors who miss more than one-fourth of the scheduled board meetings. We may also withhold votes from inside directors for the failure to establish a formal nominating committee. T. Rowe Price supports shareholder proposals calling for a majority vote threshold for the election of directors.
Executive Compensation
Our goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. We base our review on criteria such as the costs associated with the plan, plan features, burn rates which are excessive in relation to the company’s peers, dilution to shareholders and comparability to plans in the company’s peer group. We generally oppose plans that give a company the ability to reprice options or to grant options at below market prices. For companies with particularly egregious pay practices we may withhold votes from compensation committee members, the CEO, or even the entire board.
Mergers and Acquisitions — T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair compensation in exchange for their investment.
Anti-takeover, Capital Structure and Corporate Governance Issues
T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes and poison pills. We also oppose proposals which give management a “blank check” to create new classes of stock with disparate rights and privileges. We generally support proposals to permit cumulative voting and those that seek to prevent potential acquirers from receiving a takeover premium for their shares. When voting on corporate governance proposals, we will consider the dilutive impact to shareholders and the effect on shareholder rights. We generally support shareholder proposals that call for the separation of the Chairman and CEO positions unless there are sufficient governance safeguards already in place. With respect to proposals for the approval of a company’s auditor, we typically oppose auditors who have a significant non-audit relationship with the company.

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Social and Corporate Responsibility Issues
T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless they have substantial economic implications for the company’s business and operations that have not been adequately addressed by management.
Monitoring and Resolving Conflicts of Interest
The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We believe that due to the client-focused nature of our investment management business that the potential for conflicts of interests are relatively infrequent. Nevertheless, we have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our clients. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing or sales. Since our voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines to vote clients’ proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company’s proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics requires all employees to avoid placing themselves in a “compromising position” where their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

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T. ROWE PRICE ASSOCIATES, INC
T. ROWE PRICE INTERNATIONAL, INC
T. ROWE PRICE GLOBAL INVESTMENT SERVICES, LTD
T. ROWE PRICE GLOBAL ASSET MANAGEMENT, LTD
PROXY VOTING POLICIES AND PROCEDURES
RESPONSIBILITY TO VOTE PROXIES
     T. Rowe Price Associates, Inc., T. Rowe Price International, Inc., T. Rowe Price Global Investment Services Limited, and T. Rowe Price Global Asset Management Limited (“T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser (“T. Rowe Price Funds”) and by institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice.
     T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.
     Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.
     Consideration Given Management Recommendations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. The Policies and Procedures were developed with the recognition that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, T. Rowe Price believes that the recommendation of management on most issues should be given weight in determining how proxy issues should be voted. However, the position of the company’s management will not be supported in any situation

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where it is found to be not in the best interests of the client, and the portfolio manager may always elect to vote contrary to management when he or she believes a particular proxy proposal may adversely affect the investment merits of owning stock in a portfolio company.
ADMINISTRATION OF POLICIES AND PROCEDURES
     Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving social responsibility issues. The Proxy Committee also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues of corporate responsibility. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund’s Investment Advisory Committee or counsel client’s portfolio manager.
     Investment Services Group. The Investment Services Group (“Investment Services Group”) is responsible for administering the proxy voting process as set forth in the Policies and Procedures.
     Proxy Administrator. The Investment Services Group will assign a Proxy Administrator (“Proxy Administrator”) who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers and regional managers for consideration.
HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED
     In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price’s proxy voting guidelines, and many of our guidelines are consistent with ISS positions, T. Rowe Price occasionally deviates from ISS recommendations on general policy issues or specific proxy proposals.
Meeting Notification
     T. Rowe Price utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through Governance Analytics, an ISS web-based application. ISS is also responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to T. Rowe Price upon request.

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Vote Determination
     ISS provides comprehensive summaries of proxy proposals (including social responsibility issues), publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our clients.
     Portfolio managers may decide to vote their proxies consistent with T. Rowe Price’s policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose only to sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast in opposition to T. Rowe Price policy.
T. Rowe Price Voting Policies
     Specific voting guidelines have been adopted by the Proxy Committee for routine anti-takeover, executive compensation and corporate governance proposals, as well as other common shareholder proposals, and are available to clients upon request. The following is a summary of the significant T. Rowe Price policies:
     Election of Directors — T. Rowe Price generally supports slates with a majority of independent directors. T. Rowe Price withholds votes for outside directors that do not meet certain criteria relating to their independence or their inability to dedicate sufficient time to their board duties due to their commitments to other boards. We also withhold votes for inside directors serving on compensation, nominating and audit committees and for directors who miss more than one-fourth of the scheduled board meetings. We may also withhold votes from inside directors for the failure to establish a formal nominating committee. We vote against management efforts to stagger board member terms by withholding votes from directors because a staggered board may act as a deterrent to takeover proposals. T. Rowe Price supports shareholder proposals calling for a majority vote threshold for the election of directors.
     Anti-takeover and Corporate Governance Issues — T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. We also oppose proposals that give management a “blank check” to create new classes of stock with disparate rights and privileges. We generally support proposals to permit cumulative voting and those that seek to prevent potential acquirers from receiving a takeover premium for their shares. When voting on corporate governance proposals, T. Rowe Price will consider the dilutive impact to shareholders and

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the effect on shareholder rights. We generally support shareholder proposals that call for the separation of the Chairman and CEO positions unless there are sufficient governance safeguards already in place. With respect to proposals for the approval of a company’s auditor, we typically oppose auditors who have a significant non-audit relationship with the company.
     Executive Compensation Issues — T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option grants based on a number of criteria such as the costs associated with the plan, plan features, burn rates which are excessive in relation to the company’s peers, dilution to shareholders and comparability to plans in the company’s peer group. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock. For companies with particularly egregious pay practices such as excessive severance packages, perks, and bonuses (despite under-performance), or moving performance targets (to avoid poor payouts), we may withhold votes from compensation committee members as well the CEO or even the entire board.
     Mergers and Acquisitions — T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair compensation in exchange for their investment.
     Social and Corporate Responsibility Issues — Vote determinations for corporate responsibility issues are made by the Proxy Committee using ISS voting recommendations. T. Rowe Price generally votes with a company’s management on the following social, environmental and corporate responsibility issues unless the issue has substantial economic implications for the company’s business and operations which have not been adequately addressed by management:
•	Corporate environmental practices;

•	Employment practices and employment opportunity;

•	Military, nuclear power and related energy issues;

•	Tobacco, alcohol, infant formula and safety in advertising practices;

•	Economic conversion and diversification;

•	International labor practices and operating policies;

•	Genetically-modified foods; and

•	Animal rights.
T. Rowe Price may support the following well-targeted shareholder proposals that call for enhanced disclosure and/or policy changes by companies where relevant to their business:
•	Political contributions/activities;

•	Climate change and global warning; and

•	Board diversity and sexual orientation employment policies.
     Global Portfolio Companies — ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most

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fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not necessarily appropriate for foreign markets. The Proxy Committee has reviewed ISS’ general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.
     Votes Against Company Management — Where ISS recommends a vote against management on any particular proxy issue, the Proxy Administrator ensures that the portfolio manager reviews such recommendations before a vote is cast. Consequently, if a portfolio manager believes that management’s view on a particular proxy proposal may adversely affect the investment merits of owning stock in a particular company, he/she may elect to vote contrary to management. Also, our research analysts are asked to present their voting recommendations in such situations to our portfolio managers.
     Index and Passively Managed Accounts — Proxy voting for index and other passively-managed portfolios is administered by the Investment Services Group using ISS voting recommendations when their recommendations are consistent with T. Rowe Price’s policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.
     Divided Votes — In the unusual situation where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or T. Rowe Price Fund, the Investment Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. Opposing votes will be cast only if it is determined to be prudent to do so in light of each client’s investment program and objectives. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.
     Shareblocking — Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price’s policy is generally to abstain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the potential loss of liquidity in the blocked shares.
     Securities on Loan — The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back

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the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.
Vote Execution and Monitoring of Voting Process
     Once the vote has been determined, the Proxy Administrator enters votes electronically into ISS’s Governance Analytics system. ISS then transmits the votes to the proxy agents or custodian banks and sends electronic confirmation to T. Rowe Price indicating that the votes were successfully transmitted.
     On a daily basis, the Proxy Administrator queries the Governance Analytics system to determine newly announced meetings and meetings not yet voted. When the date of the stockholders’ meeting is approaching, the Proxy Administrator contacts the applicable portfolio manager if the vote for a particular client or Price Fund has not yet been recorded in the computer system.
     Should a portfolio manager wish to change a vote already submitted, the portfolio manager may do so up until the deadline for vote submission, which varies depending on the company’s domicile.
Monitoring and Resolving Conflicts of Interest
     The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any possible conflicts of interest. However, the Proxy Committee reviews all proxy votes that are inconsistent with T. Rowe Price guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company’s proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

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     Specific Conflict of Interest Situations — Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain T. Rowe Price funds that invest in other T. Rowe Price funds. In cases where the underlying fund of a T. Rowe Price fund-of-funds holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the fund-of-funds in the same proportion as the votes cast by the shareholders of the underlying funds.
REPORTING AND RECORD RETENTION
     Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. All client requests for proxy information will be recorded and fulfilled by the Proxy Administrator.
     T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. Proxy statements received from issuers (other than those which are available on the SEC’s EDGAR database) are kept by ISS in its capacity as voting agent and are available upon request. All proxy voting materials and supporting documentation are retained for six years.

TURNER INVESTMENT PARTNERS, INC.
TURNER INVESTMENT MANAGEMENT, LLC
TURNER INVESTMENT ADVISORS, LLC
Proxy Voting Policy and Procedures
Turner Investment Partners, Inc., as well as its two investment advisory affiliates, Turner Investment Management, LLC and Turner Investment Advisors, LLC (collectively, Turner), act as fiduciaries in relation to their clients and the assets entrusted by them to their management. Where the assets placed in Turner’s care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner’s duty as a fiduciary to vote all proxies relating to such shares.
Duties with Respect to Proxies:
Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, Turner may not be motivated by, or subordinate the client’s interests to, its own objectives or those of persons or parties unrelated to the client. Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner. Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.
Delegation:
In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.
Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voting Service (PVS) subsidiary. PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended. Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.
Review and Oversight:
Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings. Turner has further reviewed the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS’s recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests. Turner, either directly or through its duly-constituted Proxy Committee, shall review its determinations as to PVS at least annually.
Notwithstanding its belief that PVS’s recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner’s client accounts, Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner’s preferences. PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions. Turner, through its Proxy Committee, reviews on a monthly basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or (ii) the particular subject matter of a shareholder vote, such as board independence or shareholders’ rights issues. In determining whether to depart from a PVS recommendation, the Turner Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner’s view departing from the PVS recommendation appears to be in the best interests of Turner’s clients as shareholders. The Proxy Committee keeps minutes of its determinations in this regard.

Conflicts of Interest:
Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.
Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company’s securities for the client’s benefit. Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm’s employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer’s pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner’s or the Committee’s decision to provide direction to PVS on a given vote or issue. Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy Committee. Turner will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.
Obtaining Proxy Voting Information:
To obtain information on how Turner voted proxies, please contact:
Andrew Mark, Director of Operations
    and Technology Administration
C/o Turner Investment Partners, Inc.
1205 Westlakes Drive, Suite 100
Berwyn, PA 19312
Recordkeeping:
Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Turner that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.
Adopted: This 1st day of July, 2003

UBS GLOBAL ASSET MANAGEMENT
GLOBAL CORPORATE GOVERNANCE
PHILOSOPHY
AND PROXY VOTING GUIDELINES AND POLICY

Policy Summary
     Underlying our voting and corporate governance policies we have three fundamental objectives:
     1. We seek to act in the best financial interests of our clients to protect and enhance the long-term value of their investments.
     2. In order to do this effectively, we aim to utilize the full weight of our clients’ shareholdings in making our views felt.
     3. As investors, we have a strong commercial interest in ensuring that the companies in which we invest are successful. We actively pursue this interest by promoting best practice in the boardroom.
     To achieve these objectives, we have implemented this Policy, which we believe is reasonably designed to guide our exercise of voting rights and the taking of other appropriate actions, within our ability, and to support and encourage sound corporate governance practice. This Policy is being implemented globally to harmonize our philosophies across UBS Global Asset Management offices worldwide and thereby maximize our ability to influence the companies we invest in. However, this Policy is also supplemented by the UBS Global Asset Management Local Proxy and Corporate Governance Guidelines to permit individual regions or countries within UBS Global Asset Management the flexibility to vote or take other actions consistent with their local laws or standards where necessary.
     This policy helps to maximize the economic value of our clients’ investments by establishing proxy voting standards that conform with UBS Global Asset Management’s philosophy of good corporate governance.

Risks Addressed by this Policy
     The policy is designed to address the following risks:
•	Failure to provided required disclosures for investment advisers and registered investment companies

•	Failure to vote proxies in best interest of clients and funds

•	Failure to identify and address conflicts of interest

•	Failure to provide adequate oversight of third party service providers

Global Voting and Corporate Governance Policy

A.	General Corporate Governance Benchmarks	2
B.	Proxy Voting Guidelines œ Macro Rationales	4
C.	Proxy Voting Disclosure Guidelines	8
D.	Proxy Voting Conflict Guidelines	9
E.	Special Disclosure Guidelines for Registered Investment Companies	9
F.	Documentation	11
G.	Compliance Dates	11
H.	Other Policies	12
I.	Disclosures	12
GLOBAL PROXY VOTING AND CORPORATE GOVERNANCE POLICY
Philosophy
     Our philosophy, guidelines and policy are based on our active investment style and structure whereby we have detailed knowledge of the investments we make on behalf of our clients and therefore are in a position to judge what is in the best interests of our clients as shareholders. We believe voting rights have economic value and must be treated accordingly. Proxy votes that impact the economic value of client investments involve the exercise of fiduciary responsibility. Good corporate governance should, in the long term, lead toward both better corporate performance and improved shareholder value. Thus, we expect board members of companies we have invested in (the — company“ or — companies“) to act in the service of the shareholders, view themselves as stewards of the financial assets of the company, exercise good judgment and practice diligent oversight with the management of the company.
A.	General Corporate Governance Benchmarks UBS Global Asset Management (US) Inc. and UBS Global Asset Management (Americas) Inc. (collectively, — UBS Global AM“) will evaluate issues that may have an impact on the economic value of client investments during the time period it expects to hold the investment. While there is no absolute set of rules that determine appropriate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. Therefore, we will generally exercise voting rights on behalf of clients in accordance with this policy.
Principle 1: Independence of Board from Company
Management Guidelines:
     •   Board exercises judgment independently of management.
     •   Separate Chairman and Chief Executive.
     •   Board has access to senior management members.
     •   Board is comprised of a significant number of independent outsiders.
     •   Outside directors meet independently.
     •   CEO performance standards are in place.
     •   CEO performance is reviewed annually by the full board.
     •   CEO succession plan is in place.
     •   Board involvement in ratifying major strategic initiatives.
     •   Compensation, audit and nominating committees are led by a majority of outside directors.
Principle 2: Quality of Board
Membership Guidelines:
     •   Board determines necessary board member skills, knowledge and experience.
     •   Board conducts the screening and selection process for new directors.
     •   Shareholders should have the ability to nominate directors.
     •   Directors whose present job responsibilities change are reviewed as to the appropriateness of continued directorship.
     •   Directors are reviewed every 3-5 years to determine appropriateness of continued directorship.

     •   Board meets regularly (at least four times annually).
Principle 3: Appropriate Management of Change in
Control Guidelines:
     •   Protocols should ensure that all bid approaches and material proposals by management are brought forward for board consideration.
     •   Any contracts or structures, which impose financial constraints on changes in control, should require prior shareholder approval.
     •   Employment contracts should not entrench management.
     •   Management should not receive substantial rewards when employment contracts are terminated for performance reasons.
Principle 4: Remuneration Policies are Aligned with Shareholder
Interests Guidelines:
     •   Executive remuneration should be commensurate with responsibilities and performance.
     •   Incentive schemes should align management with shareholder objectives.
     •   Employment policies should encourage significant shareholding by management and board members.
     •   Incentive rewards should be proportionate to the successful achievement of predetermined financial targets.
     •   Long-term incentives should be linked to transparent long-term performance criteria.
     •   Dilution of shareholders’ interests by share issuance arising from egregious employee share schemes and management incentives should be limited by shareholder resolution.
Principle 5: Auditors are
Independent Guidelines:
     •   Auditors are approved by shareholders at the annual meeting.
     •   Audit, consulting and other fees to the auditor are explicitly disclosed.
     •   The Audit Committee should affirm the integrity of the audit has not been compromised by other services provided by the auditor firm.
     •   Periodic (every 5 years) tender of the audit firm or audit partner.
B.	Proxy Voting Guidelines — Macro Rationales Macro Rationales are used to explain why we vote on each proxy issue. The Macro Rationales reflect our guidelines enabling voting consistency between offices yet allowing for flexibility so the local office can reflect specific knowledge of the company as it relates to a proposal.
1. General Guidelines
     a. When our view of the issuer’s management is favorable, we generally support current management initiatives. When our view is that changes to the management structure would probably increase shareholder value, we may not support existing management proposals.
     b. If management’s performance has been questionable we may abstain or vote against specific proxy proposals.
     c. Where there is a clear conflict between management and shareholder interests, even in those cases where management has been doing a good job, we may elect to vote against management.
     d. In general, we oppose proposals, which in our view, act to entrench management.
     e. In some instances, even though we strongly support management, there are some corporate governance issues that, in spite of management objections, we believe should be subject to shareholder approval.
     f. We will vote in favor of shareholder resolutions for confidential voting.
2. Board of Directors and Auditors
     a. Unless our objection to management’s recommendation is strenuous, if we believe auditors to be competent and professional, we support continuity in the appointed auditing firm subject to regular review.
     b. We generally vote for proposals that seek to fix the size of the board and/or require shareholder approval to alter the size of the board and that allow shareholders to remove directors with or without cause.
     c. We generally vote for proposals that permit shareholders to act by written consent and/or give the right to shareholders to call a special meeting.
     d. We generally oppose proposals to limit or restrict shareholder ability to call special meetings.
     e. We will vote for separation of Chairman and CEO if we believe it will lead to better company management, otherwise, we will support an outside lead director board structure.
3. Compensation
     a. We will not try to micro-manage compensation schemes, however, we believe remuneration should not be excessive, and we will not support compensation plans that are poorly structured or otherwise egregious.
     b. Senior management compensation should be set by independent directors according to industry standards, taking advice from benefits consultants where appropriate.
     c. All senior management and board compensation should be disclosed within annual financial statements, including the value of fringe benefits, company pension contributions, deferred compensation and any company loans.
     d. We may vote against a compensation or incentive program if it is not adequately tied to a company’s fundamental financial performance;, is vague;, is not in line with market practices;, allows for option re-pricing;, does not have adequate performance hurdles; or is highly dilutive.
     e. Where company and management’s performance has been poor, we may object to the issuance of additional shares for option purposes such that management is rewarded for poor performance or further entrenches its position.
     f. Given the increased level of responsibility and oversight required of directors, it is reasonable to expect that compensation should increase commensurably. We consider that there should be an appropriate balance between fixed and variable elements of compensation and between short and long term incentives.
4. Governance Provisions
     a. We believe that votes at company meetings should be determined on the basis of one share one vote. We will vote against cumulative voting proposals.
     b. We believe that — poison pill“ proposals, which dilute an issuer’s stock when triggered by particular events, such as take over bids or buy-outs, should be voted on by the shareholders and will support attempts to bring them before the shareholders.
     c. Any substantial new share issuance should require prior shareholder approval.
     d. We believe proposals that authorize the issuance of new stock without defined terms or conditions and are intended to thwart a take-over or restrict effective control by shareholders should be discouraged.
     e. We will support directives to increase the independence of the board of directors when we believe that the measures will improve shareholder value.
     f. We generally do not oppose management’s recommendation to implement a staggered board and generally support the regular re-election of directors on a rotational basis as it may provide some continuity of oversight.
     g. We will support proposals that enable shareholders to directly nominate directors.
5. Capital Structure and Corporate Restructuring
     a. It is difficult to direct where a company should incorporate, however, in instances where a move is motivated solely to entrench management or restrict effective corporate governance, we will vote accordingly.
     b. In general we will oppose management initiatives to create dual classes of stock, which serves to insulate company management from shareholder opinion and action. We support shareholder proposals to eliminate dual class schemes.
6. Mergers, Tender Offers and Proxy Contests
a.	Based on our analysis and research we will support proposals that increase shareholder value and vote against proposals that do not.

7. Social, Environmental, Political and Cultural
     a. Depending on the situation, we do not typically vote to prohibit a company from doing business anywhere in the world.
     b. There are occasional issues, we support, that encourage management to make changes or adopt more constructive policies with respect to social, environmental, political and other special interest issues, but in many cases we believe that the shareholder proposal may be too binding or restrict management’s ability to find an optimal solution. While we wish to remain sensitive to these issues, we believe there are better ways to resolve them than through a proxy proposal. We prefer to address these issues through engagement.
     c. Unless directed by clients to vote in favor of social, environmental, political and other special interest proposals, we are generally opposed to special interest proposals that involve an economic cost to the company or that restrict the freedom of management to operate in the best interest of the company and its shareholders.
8. Administrative and Operations
     a. Occasionally, stockholder proposals, such as asking for reports and donations to the poor, are presented in a way that appear to be honest attempts at bringing up a worthwhile issue. Nevertheless, judgment must be exercised with care, as we do not expect our shareholder companies to be charitable institutions.
     b. We are sympathetic to shareholders who are long-term holders of a company’s stock, who desire to make concise statements about the long-term operations of the company in the proxy statement. However, because regulatory agencies do not require such actions, we may abstain unless we believe there are compelling reasons to vote for or against.
9. Miscellaneous
     a. Where a client has given specific direction as to how to exercise voting rights on its behalf, we will vote in accordance with a client’s direction.
     b. Where we have determined that the voting of a particular proxy is of limited benefit to clients or where the costs of voting a proxy outweigh the benefit to clients, we may abstain or choose not to vote. Among others, such costs may include the cost of translating a proxy, a requirement to vote in person at a shareholders meeting or if the process of voting restricts our ability to sell for a period of time (an opportunity cost).
     c. For holdings managed pursuant to quantitative, index or index-like strategies, we may delegate the authority to exercise voting rights for such strategies to an independent proxy voting and research service with the direction that the votes be exercised in accordance with this Policy. If such holdings are also held in an actively managed strategy, we will exercise the voting rights for the passive holdings according to the active strategy.

     d. In certain instances when we do not have enough information we may choose to abstain or vote against a particular Proposal.
C. Proxy Voting Disclosure Guidelines
     • UBS Global AM will disclose to clients, as required by the Investment Advisers Act of 1940, how they may obtain information about how we voted with respect to their securities. This disclosure may be made on Form ADV.
     • UBS Global AM will disclose to clients, as required by the Investment Advisers Act of 1940, these procedures and will furnish a copy of these procedures to any client upon request. This disclosure may be made on Form ADV.
     • Upon request or as required by law or regulation, UBS Global AM will disclose to a client or a client’s fiduciaries, the manner in which we exercised voting rights on behalf of the client.
     • Upon request, we will inform a client of our intended vote. Note, however, in some cases, because of the controversial nature of a particular proxy, our intended vote may not be available until just prior to the deadline. If the request involves a conflict due to the client’s relationship with the company that has issued the proxy, the Legal and Compliance Department should be contacted immediately to ensure adherence to UBS Global AM Corporate Governance Principles. (See Proxy Voting Conflict Guidelines below.)
     • Other than as described herein, we will not disclose our voting intentions or make public statements to any third party (except electronically to our proxy vote processor or regulatory agencies) including but not limited to proxy solicitors, non-clients, the media, or other UBS divisions, but we may inform such parties of the provisions of our Policy. We may communicate with other shareholders regarding a specific proposal but will not disclose our voting intentions or agree to vote in concert with another shareholder without approval from the Chairman of the Global Corporate Governance Committee and regional Legal and Compliance representative.
     • Any employee, officer or director of UBS Global AM receiving an inquiry directly from a company will notify the appropriate industry analyst and persons responsible for voting the company’s proxies.
     • Proxy solicitors and company agents will not be provided with either our votes or the number of shares we own in a particular company.
     • In response to a proxy solicitor or company agent, we will acknowledge receipt of the proxy materials, inform them of our intent to vote or that we have voted, but not the result of the vote itself.
     • We may inform the company (not their agent) where we have decided to vote against any material resolution at their company.
     • The Chairman of the Global Corporate Governance Committee and the applicable Chair of the Local Corporate Governance Committee must approve exceptions to this disclosure policy.
     Nothing in this policy should be interpreted as to prevent dialogue with the company and its advisers by the industry analyst, proxy voting delegate or other appropriate senior investment personnel when a company approaches us to discuss governance issues or resolutions they wish to include in their proxy statement.
D.	Proxy Voting Conflict Guidelines In addition to the Proxy Voting Disclosure Guidelines above, UBS Global AM has implemented the following guidelines to address conflicts of interests that arise in connection with our exercise of voting rights on behalf of clients:
     • Under no circumstances will general business, sales or marketing issues influence our proxy votes.
     • UBS Global AM and its affiliates engaged in banking, broker-dealer and investment banking activities (—Affiliates“) have policies in place prohibiting the sharing of certain sensitive information. These policies prohibit our personnel from disclosing information regarding our voting intentions to any Affiliate. Any of our personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which we intend to vote on a specific issue, must terminate the contact and notify the Legal and Compliance Department immediately. [Note: Legal and Compliance personnel may have contact with their counterparts working for an Affiliate on matters involving information barriers.] In the event of any issue arising in relation to Affiliates, the Chair of the Global Corporate Governance Committee must be advised, who will in turn advise the Chief Risk Officer.
E. Special Disclosure Guidelines for Registered Investment Company Clients
1.	Registration Statement (Open-End and Closed-End Funds) Management is responsible for ensuring the following:
     • That these procedures, which are the procedures used by the investment adviser on the Funds’ behalf, are described in the Statement of Additional Information (SAI). The procedures may be described in the SAI or attached as an exhibit to the registration statement.
     • That the SAI disclosure includes the procedures that are used when a vote presents a conflict between the interests of Fund shareholders, on the one hand; and those of the Funds investment adviser, principal underwriter or any affiliated person of the Fund, its investment adviser or principal underwriter, on the other.
     • That the SAI disclosure states that information regarding how the Fund voted proxies during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; or on or through the Fund’s website, or both; and (ii) on the Commission’s website. If a request for the proxy voting record is received, the Fund must comply within three business days by first class mail. If website disclosure is elected, Form N-PX must be posted as soon as reasonably practicable after filing the report with the Commission, and must remain available on the website as long as the Fund discloses that it its available on the website.
2. Shareholder Annual and Semi-Annual Report (Open-End and Closed-End

Funds) Management is responsible for ensuring the following:
     • That each Fund’s shareholder report contain a statement that a description of these procedures is available (i) without charge, upon request, by calling a toll-free or collect telephone number; (ii) on the Fund’s website, if applicable; and (iii) on the Commission’s website. If a request for the proxy voting record is received, the Fund must comply within three business days by first class mail.
     • That the report contain a statement that information regarding how the Fund voted proxies during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; or on or through the Fund’s website, or both; and
     (ii) on the Commission’s website. If a request for the proxy voting record is received, the Fund must comply within three business days by first class mail. If website disclosure is elected, Form N-PX must be posted as soon as reasonably practicable after filing the report with the Commission, and must remain available on the website as long as the Fund discloses that it its available on the website.
3. Form N-CSR (Closed-End Fund Annual Reports Only) Management is responsible for ensuring the following:
     • That these procedures are described in Form N-CSR. In lieu of describing the procedures, a copy of these procedures may simply be included with the filing. However, the SEC’s preference is that the procedures be included directly in Form N-CSR and not attached as an exhibit to the N-CSR filing.
     • That the N-CSR disclosure includes the procedures that are used when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Funds’ investment adviser, principal underwriter or any affiliated person of the Fund, its investment adviser or principal underwriter, on the other.
4.	Form N-PX (Open-End and Closed-End Funds) Management is responsible for ensuring the following:
     • That each Fund files its complete proxy voting record on Form N-PX for the 12 month period ended June 30 by no later than August 31 of each year.
     • Fund management is responsible for reporting to the Funds’ Chief Compliance Officer any material issues that arise in connection with the voting of Fund proxies or the preparation, review and filing of the Funds’ Form N-PX.
5.	Oversight of Disclosure The Funds’ Chief Compliance Officer shall be responsible for ensuring that the required disclosures listed in these procedures are implemented and complied with. The Funds’ Chief Compliance Officer shall recommend to each Fund’s Board any changes to these policies and procedures that he or she deems necessary or appropriate to ensure the Funds’ compliance with relevant federal securities laws.

Responsible Parties
     The following parties will be responsible for implementing and enforcing this policy: The Chief Compliance Officer and his/her designees
Documentation
     Monitoring and testing of this policy will be documented in the following ways:
•	Annual review by the Funds’ and UBS Global AM’s Chief Compliance Officer of the effectiveness of these procedures

•	Annual Report of Funds’ Chief Compliance Officer regarding the effectiveness of these procedures

•	Periodic review of any proxy service vendor by the Chief Compliance Officer

•	Periodic review of proxy votes by the Proxy Voting Committee
Compliance Dates
     The following compliance dates should be added to the Compliance Calendar:
•	File Form N-PX by August 31 for each registered investment company client

•	Annual review by the Funds’ and UBS Global AM’s Chief Compliance Officer of the effectiveness of these procedures

•	Annual Report of Funds’ Chief Compliance Officer regarding the effectiveness of these procedures

•	Form N-CSR, Shareholder Annual and Semi-Annual Reports, and annual updates to Fund registration statements as applicable

•	Periodic review of any proxy service vendor by the Chief Compliance Officer

•	Periodic review of proxy votes by the Proxy Voting Committee
Other Policies
     Other policies that this policy may affect include:

•	Recordkeeping Policy

•	Affiliated Transactions Policy

•	Code of Ethics

•	Supervision of Service Providers Policy
     Other policies that may affect this policy include:
•	Recordkeeping Policy

•	Affiliated Transactions Policy

•	Code of Ethics

•	Supervision of Service Providers Policy

Vaughan Nelson Investment Management, L.P.
Description of Proxy Voting Policy and Procedures
Policy
Vaughan Nelson undertakes to vote all client proxies in a manner reasonably expected to ensure the client’s best interest is upheld and in a manner that does not subrogate the client’s best interest to that of the firm’s in instances where a material conflict exists.
Approach
Vaughan Nelson has created a Proxy Voting Guideline (“Guideline”) believed to be in the best interest of clients relating to common and recurring issues found within proxy voting material. The Guideline is the work product of Vaughan Nelson’s Investment Committee and it considers the nature of it’s business, the types of securities being managed and other sources of information including, but not limited to, research provided by an independent research firm (Institutional Shareholder Services), internal research, published information on corporate governance and experience. The Guideline helps to ensure voting consistency on issues common amongst issuers and to serve as evidence that a vote was not the product of a conflict of interest but rather a vote in accordance with a pre-determined policy. However, in many recurring and common proxy issues a “blanket voting approach” cannot be applied. In these instances the Guideline indicates that such issues will be addressed on a case-by-case basis in consultation with a portfolio manager to determine how to vote the issue in your best interest.
Vaughan Nelson in executing their duty to vote proxies, may encounter a material conflict of interest. Vaughan Nelson does not envision a large number of situations where a conflict of interest would exist, if any, given the nature of Vaughan Nelson’s business, client base, relationships, the types of securities managed and the fact Vaughan Nelson is not affiliated with an investment banking or similar firm. Notwithstanding, if a conflict of interest arises we will undertake to vote the proxy or proxy issue in your continued best interest. This will be accomplished by either casting the vote in accordance with the Guideline, if the application of such policy to the issue at hand involves little discretion on Vaughan Nelson’s part, or casting the vote as indicated by the independent third-party research firm, Institutional Shareholder Services (“ISS”).
Finally, there may be circumstances or situations that may preclude or limit the manner in which a proxy is voted. These may include: 1) Mutual funds — whereby voting may be controlled by restrictions within the fund or the actions of authorized persons, 2) International Securities — whereby the perceived benefit of voting an international proxy does not outweigh the anticipated costs of doing so, 3) New Accounts — instances where security holdings assumed will be sold in the near term thereby limiting any benefit to be obtained by a vote of proxy material, or 4) Unsupervised Securities — where the firm does not have a basis on which to offer advice.
In summary, Vaughan Nelson’s goal is to vote proxy material in a manner that is believed to assist in maximizing the value of a portfolio.
Vaughan Nelson’s procedures in practice involve forwarding a listing of client holdings to ISS each day in order to assist with identifying upcoming proxy votes. Vaughan Nelson arranges for the custodians associated with each client to forward all client proxy forms to ISS. Once a “proxy analysis” is received from ISS the individual issues are matched to the Vaughan Nelson Proxy

Voting Guideline. Areas not covered by the Guideline (such as votes on mergers/acquisitions) are routed to the portfolio manager for vote indications. Completed proxy analyses are voted electronically through an interface with ISS who then completes the actual proxy vote on Vaughan Nelson’s behalf. All analyses with vote indications are retained. Reports concerning votes made on behalf of an account are accessible through ISS.

APPENDIX C

Portfolio Manager Disclosures

Information relating to the portfolio managers for each of the Funds follows.

450 APPENDIX C	Principal Investors Fund
1-800-222-5852

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Bond and Mortgage Securities Fund

Name of Fund
William C. Armstrong

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
          The day-to-day portfolio management for the fund listed above is shared by four portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

		Number of	Total
		Accounts	Assets
➢	registered investment companies:	4	$3,189,396,510.10

➢	other pooled investment vehicles:	4	$6,726,033,668.83

➢	other accounts:	25	$3,372,311,921

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

		Number of	Total
		Accounts	Assets
➢	registered investment companies:	0	0

➢	other pooled investment vehicles:	0	0

➢	other accounts:	0	0

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits arc targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for fixed income portfolio managers is 80% weighted to investment performance and 20% weighted to Principal Global Investors annual performance score. The target incentive for fixed income portfolio managers ranges from 60% to 150% of actual base earnings, depending on job level.

o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate

o Performance versus peers and a benchmark is measured for a period up to five years (shorter if the portfolio manager has managed the respective portfolio for a period less than five years).

o Versus the peer group, 100% of target incentive is achieved if the portfolio performance is 35th percentile. No payout is realized if performance is below 50th percentile. 200% payout is achieved at 15th percentile or better for the respective period.

o Versus the benchmark, 100% of target incentive is achieved at certain levels of outperformance, which vary by portfolio. No payout is realized for performance at or below the level of the benchmark.

As a wholly owned subsidiary of Principal Financial Croup, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50.000; $50,001 — $ 100.000; $100,001 - $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

$50,001-$100,000

/s/ Minoo Spellerberg	1/10/08

(Signature of Person authorized to sign on behalf of the Sub-Advisor)	(Date)

Minoo Spellerberg
(Person Name of person signing)

CCO PGI NA
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Bond & Mortgage Securities Fund

Name of Fund
L. Phillip Jacoby

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Spectrum Asset Management, Inc.

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
          The day-to-day portfolio management for the fund listed above is shared by two portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

		Number of	Total
		Accounts	Assets
➢	registered investment companies:	10	7,509,563,204

➢	other pooled investment vehicles:	12	1,907,638,205

➢	other accounts:	43	2,745,792,810

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

		Number of	Total
		Accounts	Assets
➢	registered investment companies:	0	0

➢	other pooled investment vehicles:	0	0

➢	other accounts:	0	0

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Spectrum professionals are paid a base salary as well as quarterly and year-end performance bonuses. The performance bonuses are based on overall firm revenues (25% weighting), assets under management (25%), and individual performance and contributions to the investment team (50%).The performance bonuses may comprise up to 90% of an individual’s total compensation.

Salaries of our senior executive and investment staff are benchmarked against national compensation levels of asset management firms and the bonus is driven by investment performance and factors described earlier, such that top quartile fund performance generates top quartile compensation.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges; none, $1 — $10,000; $10,001 — $50,000; $50,001 — $ 100,000; $100,001 - $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

/s/ L. Phillip Jacoby	1/14/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

/s/ L. Phillip Jacoby
(Printed Name of person signing)

Managing Director
(Title of Person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Bond & Mortgage Securities Fund

Name of Fund
Bernard Sussman

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Spectrum Asset Management, Inc.

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
          The day-to-day portfolio management for the fund Listed above is shared by two portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

		Number of	Total
		Accounts	Assets
➢	registered investment companies:	10	7,509,563,204

➢	other pooled investment vehicles:	12	1,907,638,205

➢	other accounts:	46	2,773,030,104

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

		Number of	Total
		Accounts	Assets
➢	registered investment companies:	0	0

➢	other pooled investment vehicles:	0	0

➢	other accounts:	0	0

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation Is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Spectrum professionals are paid a base salary as well as quarterly and year-end performance bonuses. The performance bonuses are based on overall firm revenues (25% weighting), assets under management (25%), and individual performance and contributions to the investment team (50%). The performance bonuses may comprise up to 90% of an individual’s total compensation.

Salaries of our senior executive and investment staff are benchmarked against national compensation levels of asset management firms and the bonus is driven by investment performance and factors described earlier, such that top quartile fund performance generates top quartile compensation.

3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges; none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

/s/ [ILLEGIBLE]	1/14/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

[ILLEGIBLE]
(Printed Name of person signing)

CCO
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Bond and Mortgage Securities Fund

Name of Fund
Timothy R.Warrick

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
          The day-to-day portfolio management for the fund listed above is shared by four portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

		Number of	Total
		Accounts	Assets
➢	registered investment companies:	4	$3,189,396,510

➢	other pooled investment vehicles:	4	$6,726,033,669

➢	other accounts:	28	$3,382,247,321

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

		Number of	Total
		Accounts	Assets
➢	registered investment companies:	0	0

➢	other pooled investment vehicles:	0	0

➢	other accounts:	0	0

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for fixed income portfolio managers is 80% weighted to investment performance and 20% weighted to Principal Global Investors annual performance score. The target incentive for fixed income portfolio managers ranges from 60% to 150% of actual base earnings, depending on job level.

o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate

o Performance versus peers and a benchmark is measured for a period up to five years (shorter if the portfolio manager has managed the respective portfolio for a period less than five years).

o Versus the peer group, 100% of target incentive is achieved if the portfolio performance is 35th percentilc. No payout is realized if performance is below 50th percentile. 200% payout is achieved at 15th percentilc or better for the respective period.

o Versus the benchmark, 100% of target incentive is achieved at certain levels of outperformance, which vary by portfolio. No payout is realized for performance at or below the level of the benchmark.

As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401 (k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.

3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

$10,001-$50,000

/s/ Minoo Spellerberg	1/10/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Minoo Spellerberg
(Printed Name of person signing)

CCO PGI NA
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
PIF California Municipal Fund

Name of Fund
Joseph Piraro

Name of portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Van Kampen Asset Management

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

		Number of	Total
		Accounts	Assets
➢	registered investment companies:	6	$2,468,871,220

➢	other pooled investment vehicles:	0	N/A

➢	other accounts:	0	N/A

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

		Number of	Total
		Accounts	Assets
➢	registered investment companies:	0	N/A

➢	other pooled investment vehicles:	0	N/A

➢	other accounts:	0	N/A

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
Because the portfolio managers manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund.

In addition, a conflict of interest could exist to the extent the Investment Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Investment Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Investment Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Investment Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.
2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets, held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
▪	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

▪	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio managers.
BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.
DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.
Discretionary compensation can include:
•	Cash Bonus.

•	Morgan Stanley’s Long Term Incentive Compensation awards — a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions.

•	Investment Management Alignment Plan (IMAP) awards — a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund.

•	Voluntary Deferred Compensation Plans — voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Investment Adviser or its affiliates: and/or (2) in Morgan Stanley stock units.
Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:
•	Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund’s/account’s primary benchmark (as set forth in the fund’s prospectus), indices and/or peer groups where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

•	Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•	Contribution to the business objectives of the Investment Adviser.

•	The dollar amount of assets managed by the portfolio manager.

•	Market compensation survey research by independent third parties.

•	Other qualitative factors, such as contributions to client objectives.
Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $ 100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
None- The portfolio manager does not hold shares of the Fund.

/s/ Joseph Piraro
(Signature or person authorized to sign on behalf of the Sub-Advisor)	(Date)

Joseph Piraro
(Printed Name of person signing)

Executive Director
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Disciplined Large Cap Blend Fund

Name of Fund
Jeffrey A. Schwarte

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
          The day-to-day portfolio management for the fund listed above is shared by four portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

		Number of	Total
		Accounts	Assets
➢	registered investment companies:	3	$4,052,691,487

➢	other pooled investment vehicles:	2	$573,613,296

➢	other accounts:	8	$713,198,759

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

		Number of	Total
		Accounts	Assets
➢	registered investment companies:	0	0

➢	other pooled investment vehicles:	0	0

➢	other accounts:	0	0

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.

o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate

o Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).

o Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.
As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $ 100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
None

/s/ Minoo Spellerberg	1/10/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Minoo Spellerberg
(Printed Name of person signing)
CCO - North America
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Diversified International Fund

Name of Fund
Paul Blankenhagen

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
          The day-to-day portfolio management for the fund listed above is shared by four portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

		Number of	Total
		Accounts	Assets
➢	registered investment companies:	2	$2,728,602,133

➢	other pooled investment vehicles:	2	$3,908,311,263

➢	other accounts:	4	$358,207,441

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

		Number of	Total
		Accounts	Assets
➢	registered investment companies:	0	0

➢	other pooled investment vehicles:	0	0

➢	other accounts:	0	0

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.

o Investment performance is based on gross performance versus a benchmark, peer group or both. depending on the client mandate

o Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).

o Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.
As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Flan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons,
None

/s/ Minoo Spellerberg	1/10/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Minoo Spellerberg
(Printed Name of person signing)

CCO PGI NA
(Title ot person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Diversified International Fund

Name of Fund
Juliet Cohn

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors, LUC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
     The day-to-day portfolio management for the fund listed above is shared by four portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

		Number of	Total
		Accounts	Assets
➢	registered investment companies:	2	$2,728,602,133

➢	other pooled investment vehicles:	2	$3,908,311,263

➢	other accounts:	4	$ 358,207,441

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

		Number of	Total
		Accounts	Assets
➢	registered investment companies:	0	0

➢	other pooled investment vehicles:	0	0

➢	other accounts:	0	0

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Diversified International Fund

Name of Fund
Chris Ibach

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management {with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
     The day-to-day portfolio management for the fund listed above is shared by four portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

		Number of	Total
		Accounts	Assets
➢	registered investment companies;	2	$2,728,602,133

➢	other pooled investment vehicles:	2	$3,908,311,263

➢	other accounts:	3	$489,862,963

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

		Number of	Total
		Accounts	Assets
➢	registered investment companies:	0	0

➢	other pooled investment vehicles:	0	0

➢	other accounts:	0	0

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured,
Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary bv position but are based on nationally competitive market data and arc consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.
o            Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate
o            Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).
o            Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1,2, and 3-year periods.
As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $ 100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

$100,000 — $500,000

/s/ Minoo Spellerberg	1/10/08

(Signature of person authorized to sign on behalf of the Sub- Advisor)	(Date)

Minoo Spellerberg (Printed Name of person signing)

CCO — North America (Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Equity Income Fund I

Name of Fund
Joseph T. Suty

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Edge Asset Management, Inc.

Firm Name
For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person’s role and the relationship between the person’s role and the roles of other persons who have responsibility for the day-to-day management of the Fund’s portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund’s assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member’s role.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

		Number of	Total
		Accounts	Assets
➢	registered investment companies:	2	$5,227,750,129.56

➢	other pooled investment vehicles:	0	0

➢	other accounts:	0	0

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

		Number of	Total
		Accounts	Assets
➢	registered investment companies:	0	0

➢	other pooled investment vehicles:	0	0

➢	other accounts:	0	0

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
Material conflicts of interest may arise when a Fund’s portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager listed above.
A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.
If the portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.
At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decided that certain of the funds and/or accounts should take differing positions with respect to a particular security, in these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.
A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise, in addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934). which may result In the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.
A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages, If the structure of the investment advisor’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.
Edge Asset Management, inc. or an affiliate of either may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others, in such cases, the portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
The Portfolio Manager receives a fixed salary as well as incentive-based compensation. Salary is based upon a variety of factors including education, professional experience, seniority and annual surveys of investment advisor compensation. The incentive-based portion of the Portfolio Manager’s compensation is determined by an evaluation of professional and investment performance. Professional performance is assessed by reference to the Portfolio Manager’s satisfaction of goals such as those related to compliance, team contribution, research all of which are inherently subjective. The Portfolio Manager’s investment performance for compensation purposes is measured by the Fund’s 1-, 3- and 5-year percentile rankings among its Lipper Equity Income Funds peers. The Portfolio Manager also may receive deferred compensation in an account which vests in three years. The value of this account is adjusted as though the account had been invested directly in the Funds for which the portfolio manager is primarily responsible as well as the Funds or Portfolios to whose management the portfolio manager contributes. with the primary Funds or Portfolios being weighted more heavily. This is Intended to help align the Portfolio Manager’s economic interests with those of the Fund’s shareholders.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $ 100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
The Portfolio Manager does not beneficially own shares of the Fund which is offered only through insurance products and retirement plans.

/s/ Joseph T. Suty	1-9-08

(signature of person authorised to sign on behalf of the Sub-Adviser	(Date)

Joseph T. Suty (Printed Name of person signing

Portfolio Manager (Title of person signing

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Global REIT Fund

Name of Fund
Simon Hedqer

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Real Estate Investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

		Number of	Total
		Accounts	Assets
➢	registered investment companies:	0	0

➢	other pooled investment vehicles:	1	$138,651,958

➢	other accounts:	1	$53,464,328

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

		Number of	Total
		Accounts	Assets
➢	registered investment companies:	0	0

➢	other pooled investment vehicles:	0	0

➢	other accounts:	0	0

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

2	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Principal Real Estate Investors is a member of Principal Global Investors (“Principal Global”), whose compensation policies and practices apply to Principal’s Portfolio Manager. Principal Global offers a nationally competitive salary and incentive compensation plan that is evaluated annually relative to other top-tier asset management firms. Percentages of base salary verses performance bonus vary by position but are based on national market data and are consistent with industry standards. Total cash compensation is targeted to be consistent with the national averages.

Incentive compensation for portfolio managers is directly aligned with client objectives. On average, two thirds of incentive compensation for portfolio managers is determined directly on the basis of relative performance versus appropriate client benchmarks and peer groups. Results are measured over rolling one year. three year and five year periods consistent with appropriate risk management standards. The remaining one third of incentive compensation is based on a combination of individual results and overall firm results. Overall firm results are driven primarily by aggregate investment performance across products relative to benchmarks and peers, in addition to financial results and new business development. A portion of annual incentive compensation for real estate portfolios may be payable in the form of restricted stock grants.
In addition to traditional cash incentive compensation, portfolio managers are eligible for long-term equity incentives including stock options and stock grants.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges : none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

/s/ Minoo Spellerberg	1/10/08

(Signature of person authorized to sign on behalf of the Sub-Adviser)	(Date)

Minoo Spellerberg (Printed Name of person signing

CCO — North America (Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Global REIT Fund

Name of Fund
Chris Lepherd

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Real Estate Investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

		Number of	Total
		Accounts	Assets
➢	registered investment companies:	0	0

➢	other pooled investment vehicles:	1	$138,651,958

➢	other accounts:	1	$53,464,328

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

		Number of	Total
		Accounts	Assets
➢	registered investment companies:	0	0

➢	other pooled investment vehicles:	0	0

➢	other accounts:	0	0

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Principal Real Estate Investors is a member of Principal Global Investors (“Principal Global”), whose compensation policies and practices apply to Principal’s Portfolio Manager. Principal Global offers a nationally competitive salary and incentive compensation plan that is evaluated annually relative to other top-tier asset management firms. Percentages of base salary verses performance bonus vary by position but are based on national market data and are consistent with industry standards. Total cash compensation is targeted to be consistent with the national averages.

Incentive compensation for portfolio managers is directly aligned with client objectives. On average, two thirds of incentive compensation for portfolio managers is determined directly on the basis of relative performance versus appropriate client benchmarks and peer groups. Results are measured over rolling one year, three year and five year periods consistent with appropriate risk management standards. The remaining one third of incentive compensation is based on a combination of individual results and overall firm results. Overall firm results are driven primarily by aggregate investment performance across products relative to benchmarks and peers, in addition to financial results and new business development. A portion of annual incentive compensation for real estate portfolios may be payable in the form of restricted stock grants.
In addition to traditional cash incentive compensation, portfolio managers arc eligible for long-term equity incentives including stock options and stock grants.
3	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $ 100.000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

None

/s/ Minoo Spellerberg	1/10/08

(Signature Of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Minoo Spellerberg (Printed Name of person signing)

CCO — North America (Title or person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Global REIT Fund

Name of Fund
Kelly Rush

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Real Estate Investors, LLC

firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

		Number of	Total
		Accounts	Assets
➢	registered investment companies:	2	$1,875,415,601

➢	other pooled investment vehicles:	12	$134,764,608

➢	other accounts:	16	$380,841,725

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

		Number of	Total
		Accounts	Assets
➢	registered investment companies:	0	0

➢	other pooled investment vehicles:	0	0

➢	other accounts:	0	0

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Principal Real Estate Investors is a member of Principal Global Investors (“Principal Global”), whose compensation policies and practices apply to Principal’s Portfolio Manager. Principal Global offers a nationally competitive salary and incentive compensation plan that is evaluated annually relative to other top-tier asset management firms. Percentages of base salary verses performance bonus vary by position but are based on national market data and are consistent with industry standards. Total cash compensation is targeted to be consistent with the national averages.

Incentive compensation for portfolio managers is directly aligned with client objectives. On average, two thirds of incentive compensation for portfolio managers is determined directly on the basis of relative performance versus appropriate client benchmarks and peer groups. Results are measured over rolling one year, three year and five year periods consistent with appropriate risk management standards. The remaining one third of incentive compensation is based on a combination of individual results and overall firm results. Overall firm results are driven primarily by aggregate investment performance across products relative to benchmarks and peers, in addition to financial results and new business development. A portion of annual incentive compensation for real estate portfolios may be payable in the form of restricted stock grants.
In addition to traditional cash incentive compensation, portfolio managers are eligible for long-term equity incentives including stock options and stock grants.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none; $1 — $10,000; $10,001 — $50,000; $50,001 — $ 100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. if the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

$10,001-$50,000

/s/ Minoo Spellerberg	1-10-08

(Signature of person authorized to sign on behalf Sub-Advisor)	(Date)

Minoo Spellerberg (Printed Name of person signing)

CCO — PGI NA (Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Government and High Quality Bond Fund

Name of Fund
Brad Fredericks

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
     The day-to-day portfolio management for the fund listed above is shared by four portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

		Number of	Total
		Accounts	Assets
➢	registered investment companies:	2	$684,957,848

➢	other pooled investment vehicles:	1	$919,234,397

➢	other accounts:	0	0

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

		Number of	Total
		Accounts	Assets
➢	registered investment companies:	0	0

➢	other pooled investment vehicles:	0	0

➢	other accounts	0	0

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

2	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for fixed income portfolio managers is 80% weighted to investment performance and 20% weighted to Principal Global Investors annual performance score. The target incentive for fixed income portfolio managers ranges from 60% to 150% of actual base earnings, depending on job level.

o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate

o            Performance versus peers and a benchmark is measured for a period up to five years (shorter if the portfolio manager has managed the respective portfolio for a period less than five years).

o            Versus the peer group, 100% of target incentive is achieved if the portfolio performance is 35th percentile. No payout is realized performance is below 50th percentile. 200% payout is achieved at I5th percentile or better for the respective period.

o Versus the benchmark,100% of target incentive is achieved at certain levels of outperformance, which vary by portfolio. No payout is realized for performance at or below the level of the benchmark.

As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. En addition, through our 40l(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.

3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $ 100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

None

/s/ Minoo Spellerberg	1/10/08

Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Minoo Spellerberg (Printed Name of person signing)

CCO PGI NA (Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Government and High Quality Bond Fund

Name of Fund
Lisa Stange

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
     The day-to-day portfolio management for the fund listed above is shared by four portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1. For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	2	$684,957,848

➢ other pooled investment vehicles:	1	$919,234,397

➢ other accounts:	0	0

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	0

➢ other pooled investment vehicles:	0	0

➢ other accounts:	0	0

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for fixed income portfolio managers is 80% weighted to investment performance and 20% weighted to Principal Global Investors annual performance score. The target incentive for fixed income portfolio managers ranges from 60% to 150% of actual base earnings, depending on job level.
o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate
o Performance versus peers and a benchmark is measured for a period up to five years (shorter if the portfolio manager has managed the respective portfolio for a period less than five years).
o Versus the peer group, 100% of target incentive is achieved if the portfolio performance is 35th percentile. No payout is realized if performance is below 50th percentile. 200% payout is achieved at 15th percentile or better for the respective period.
o Versus the benchmark. 100% of target incentive is achieved at certain levels of outperformance, which vary by portfolio. No payout is realized for performance at or below the level of the benchmark.
As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
     None

/s/ Minoo Spellerberg	1/10/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Minoo Spellerberg (Printed Name of person signing)

CCO — PGI NA (Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
High Quality Intermediate Term Bond Fund

Name of Fund
William C. Armstrong

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
     The day-to-day portfolio management for the fund listed above is shared by four portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1. For the Portfolio Manager, please provide.
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	accounts	Assets
➢ registered investment companies:	4	$3,189,396,510.10

➢ other pooled investment vehicles:	4	$6,726,033,668.83

➢ other accounts:	25	$ 3,372,311,921

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	0

➢ other pooled investment vehicles:	0	0

➢ other accounts:	0	0

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for fixed income portfolio managers is 80% weighted to investment performance and 20% weighted to Principal Global Investors annual performance score. The target incentive for fixed income portfolio managers ranges from 60% to 150% of actual base earnings, depending on job level.
o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate
o Performance versus peers and a benchmark is measured for a period up to five years (shorter if the portfolio manager has managed the respective portfolio for a period less than five years).
o Versus the peer group, 100% of target incentive is achieved if the portfolio performance is 35th percentile. No payout is realized if performance is below 50th percentile. 200% payout is achieved at 15th percentile or better for the respective period.
o Versus the benchmark, 100% of target incentive is achieved at certain levels of outperformance, which vary by portfolio. No payout is realized for performance at or below the level of the benchmark.
As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

None

/s/ Minoo Spellerberg	1/10/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Minoo Spellerberg (Printed Name of person signing)

CCO — PGI NA (Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
High Quality Intermediate Term Bond Fund

Name of Fund
L. Phillip Jacoby

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Spectrum Asset Management, Inc.

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
     The day-to-day portfolio management for the fund listed above is shared by two portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1. For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	12	7,558,407,644

➢ other pooled investment vehicles:	12	1,907,638,206

➢ other accounts:	43	2,765,792,810

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	0

➢ other pooled investment vehicles:	0	0

➢ other accounts:	0	0

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Spectrum professionals are paid a base salary as well as quarterly and year-end performance bonuses. The performance bonuses are based on overall firm revenues (25% weighting), assets under management (25%), and individual performance and contributions to the investment team (50%). The performance bonuses may comprise up to 90% of an individual’s total compensation.

Salaries of our senior executive and investment staff are bench marked against national compensation levels of asset management firms and the bonus is driven by investment performance and factors described earlier, such that top quartile fund performance generates top quartile compensation.

3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

/s/ L. Phillip Jacoby	1/14/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

L. Phillip Jacoby (Printed Name of person signing)

Managing Director (Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
High Quality Intermediate Term Bond Fund

Name of Fund
Bernard Sussman

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Spectrum Asset Management, Inc.

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
     The day-to-day portfolio management for the fund listed above is shared by two portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1. For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Account	Assets
➢ registered investment companies:	10	7,558,407,407,664

➢ other pooled investment vehicles:	12	1,907,638,200

➢ other accounts:	46	2,773,030,184

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	0

➢ other pooled investment vehicles:	0	0

➢ other accounts:	0	0

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Spectrum professionals are paid a base salary as well as quarterly and year-end performance bonuses. The performance bonuses are based on overall firm revenues (25% weighting), assets under management (25%), and individual performance and contributions to the investment team (50%), The performance bonuses may comprise up to 90% of an individual’s total compensation.

Salaries of our senior executive and investment staff are benchmarked against national compensation levels of asset management firms and the bonus is driven by investment performance and factors described earlier, such that top quartile fund performance generates top quartile compensation.

3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

/s/ Disa D. Crossley	1/14/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Disa D. Crossley (Printed Name of person signing)

CCO
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
High Quality Intermediate Term Bond Fund

Name of Fund
Timothy R. Warrick

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
     The day-to-day portfolio management for the fund listed above is shared by four portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1. For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	4	$3,189,396,510

➢ other pooled investment vehicles:	4	$6,726,033,669

➢ other accounts:	28	$3,382,247,321

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	0

➢ other pooled investment vehicles:	0	0

➢ other accounts:	0	0

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for fixed income portfolio managers is 80% weighted to investment performance and 20% weighted to Principal Global Investors annual performance score. The target incentive for fixed income portfolio managers ranges from 60% to 150% of actual base earnings, depending on job level.
o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate
o Performance versus peers and a benchmark is measured for a period up to five years (shorter if the portfolio manager has managed the respective portfolio for a period less than five years).
o Versus the peer group, 100% of target incentive is achieved if the portfolio performance is 35th percentile. No payout is realized if performance is below 50th percentile. 200% payout is achieved at 15th percentile or better for the respective period.
o Versus the benchmark, 100% of target incentive is achieved at certain levels of outperformance, which vary by portfolio. No payout is realized for performance at or below the level of the benchmark.
As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1 (a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

None

/s/ Minoo Spellerberg	1/10/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Minoo Spellerberg (Printed Name of person signing)

CCO PGI N/A
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
High Yield Bond Fund

Name of Fund
Ann Benjamin

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Lehman Brothers Asset Management LLC (“LBAM”)

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1. For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets*
➢ registered investment companies:	4	$757.0 million

➢ other pooled investment vehicles:	5	$244.6 million

➢ other accounts:	25	$3,960.5 million

*	For certain accounts, the assets reported represent only the portion of the account for which the Portfolio Manager has investment authority. Total assets in such accounts may be greater.
▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	0

➢ other pooled investment vehicles:	0	0

➢ other accounts:	0	0

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

LBAM’s portfolio managers are often responsible for managing multiple accounts (including proprietary accounts), which may include separately managed advisory accounts (managed on behalf of institutions such as pension and other retirement plans, corporations, insurance companies, foundations, endowments, trusts, and individuals), mutual funds, various pooled investment vehicles and wrap fee programs. Actual or potential conflicts of interest may arise between a portfolio manager’s management of the investments in the Fund and the management of other accounts. As a result, LBAM and its affiliates have adopted policies and procedures designed to mitigate and manage these conflicts.

Accounts other than the Fund may or may not have similar investment objectives and strategies, benchmarks and time horizons as the Fund. Generally, portfolios in a particular product strategy with similar strategies and objectives are managed similarly. However, portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may take actions on behalf of the Fund that may differ from the timing or nature of action taken with respect to other accounts. For instance, portfolio managers may purchase or sell certain securities for one account and not another. Securities purchased in one account may perform better than the securities purchased in another. Similarly, the sale of securities from one account may cause that account to perform better than others if the value of those securities still held in the other accounts decline. Furthermore, a portfolio manager managing more than one account could take positions in certain accounts that appear inconsistent. A portfolio manager may take a short position in a security that may be held long in another account he manages. For instance, where a portfolio manager wants to take a short position in an account that prohibits shorting, a similar effect may be accomplished by holding the security long but underweighting its position relative to a benchmark.. Additional reasons for such portfolio positionings may include, but are not limited to, suitability, capital structure arbitrage, model driven trading, hedging, and client direction. LBAM has policies and procedures in place that seek to manage and monitor this conflict.

Potential conflicts of interest may also arise when aggregating and/or allocating trades. LBAM will frequently aggregate trades (both buys and sells) for a client with other LBAM clients when it is determined that such aggregation should result in a more favorable trade execution for such client. LBAM has also adopted trade allocation policies and procedures that seek to treat all clients fairly and equitably when there is a limited investment opportunity that may be suitable for more than one portfolio. LBAM’s trade allocation procedures seek to ensure that no client is favored over another. However, there are numerous factors that might affect whether a particular account participates in a trade allocation or be allocated a different amount than other accounts. Such factors include, but are not limited to, client guidelines, suitability, cash flows, strategy or product specific considerations, issuer or sector exposure considerations and de minimis allocations.

The fees charged to advisory clients by LBAM may differ depending upon a number of factors, including but not limited to, the particular strategy, the size of the portfolio being managed and the investment vehicle. In addition, certain accounts are subject to performance based fees. These differences may give rise to a potential conflict that a portfolio manager may favor the higher fee-paying account over others. To address this conflict, LBAM, as discussed above, has adopted allocation policies that are intended to fairly allocate investment opportunities among client accounts.
2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
▪	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio

Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.
▪	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Portfolio Managers are typically compensated on the basis of a salary and an annual discretionary, performance-based bonus, which is in the form of cash and conditional equity awards (restricted stock units and/or stock options). Elements of consideration for the discretionary bonuses are overall performance of the accounts managed by a portfolio manager in relation to relevant benchmarks and their peers, ability to attract and retain clients, revenue generation, assets under management, the current market conditions and overall contribution to the Firm. Managers are also evaluated on their collaboration with their client relationship and sales staff, their franchise building activities, teamwork, people and product development and their corporate citizenship.

The amount of the discretionary bonus varies by position, experience/level and performance. In general, the more senior the investment professional, variable compensation becomes a greater portion of total compensation. As previously mentioned, all employees participate in the Lehman Brothers Equity Award program. The portion of compensation paid in equity increases as total compensation rises.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1 (a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 - $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

None

/s/ Keith J. Beaudoin	January 10, 2008

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Keith J. Beaudoin (Printed Name of person signing)

Vice President
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Principal Investors Fund High Yield Fund

Name of Fund
James E Gibson

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
JP Morgan Investment Management, Inc.

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1. For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets(mm)
➢ registered investment companies:	1	180.70

➢ other pooled investment vehicles:	0	0.00

➢ other accounts:	0	0.00

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	N/A	N/A

➢ other pooled investment vehicles:	N/A	N/A

➢ other accounts:	N/A	N/A

2.	A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
The potential for conflicts of interest exists when portfolio managers manage Other Accounts with similar investment objectives and strategies as the Fund. Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.
Responsibility for managing JP Morgan’s and its affiliates clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.
JP Morgan and/or its affiliates may receive more compensation with respect to certain Other Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Other Accounts. This may create a potential conflict of interest for JP Morgan and its affiliates or its portfolio managers by providing an incentive to favor these Other Accounts when, for example, placing securities transactions. In addition, JP Morgan or its affiliates could be viewed as having a conflict of interest to the extent that JP Morgan or an affiliate has a proprietary investment in Other Accounts, the portfolio managers have personal investments in Other Accounts or the Other Accounts are investment options in JP Morgan’s or its affiliate’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JP Morgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JP Morgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts Initial public offerings, in particular, are frequently of very limited availability. JP Morgan and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase JP Morgan’s or its affiliates’ overall allocation of securities in that offering.
A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JP Morgan or its affiliates manages accounts that engage in short sales of securities of the type in which the Fund invests, JP Morgan or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.
As an internal policy matter, JP Morgan may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JP Morgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude an account from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the account’s objectives.
The goal of JP Morgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JP Morgan and its affiliates have policies and procedures designed to manage conflicts. JP Morgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JP Morgan’s Codes of Ethics and JPMorgan Chase & Co.’s Code of Conduct. With respect to the allocation of investment opportunities, JP Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:
Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with JP Morgan’s and its affiliates duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minims allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JP Morgan or its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.
Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JP Morgan and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JP Morgan or its affiliates so that fair and equitable allocation will occur over time.
3.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
J.P. Morgan Investment Management Inc. (“JP Morgan”)’s Portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by JP Morgan or its affiliates. These elements reflect individual performance and the performance of JP Morgan’s business as a whole.
Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark index listed in the fund’s prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.
Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 35% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by the Adviser or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.
4.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $ 100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

N/A

/s/ Donna Nascimento	1-11-08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Donna Nascimento
(Printed Name of person signing)

Vice President
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Principal Investors Fund High Yield Fund
Name of fund
William J. Morgan

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
JP Morgan Investment Management, Inc.

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets(MM)
➢ registered investment companies:	4	2,578.32

➢ other pooled investment vehicles:	8	950.15

➢ other accounts:	8	475.55

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	N/A	N/A

➢ other pooled investment vehicles:	N/A	N/A

➢ other accounts:	N/A	N/A

2.	A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
The potential for conflicts of interest exists when portfolio managers manage Other Accounts with similar investment objectives and strategies as the Fund. Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.
Responsibility for managing JP Morgan’s and its affiliates clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.
JP Morgan and/or its affiliates may receive more compensation with respect to certain Other Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Other Accounts. This may create a potential conflict of interest for JP Morgan and its affiliates or its portfolio managers by providing an incentive to favor these Other Accounts when, for example, placing securities transactions. In addition, JP Morgan or its affiliates could be viewed as having a conflict of interest to the extent that JP Morgan or an affiliate has a proprietary investment in Other Accounts, the portfolio managers have personal investments in Other Accounts or the Other Accounts are investment options in JP Morgan’s or its affiliate’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JP Morgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JP Morgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JP Morgan and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase JP Morgan’s or its affiliates’ overall allocation of securities in that offering,
A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JP Morgan or its affiliates manages accounts that engage in short sales of securities of the type in which the Fund invests, JP Morgan or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.
As an internal policy matter, JP Morgan may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JP Morgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions Such policies may preclude an account from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the account’s objectives.
The goal of JP Morgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JP Morgan and its affiliates have policies and procedures designed to manage conflicts. JP Morgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JP Morgan’s Codes of Ethics and JPMorgan Chase & Co.’s Code of Conduct. With respect to the allocation of investment opportunities, JP Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:
Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with JP Morgan’s and its affiliates duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minims allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JP Morgan or its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.
Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JP Morgan and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JP Morgan or its affiliates so that fair and equitable allocation will occur over time.
3.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio, For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
J.P. Morgan Investment Management Inc. (“JP Morgan”)’s Portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by JP Morgan or its affiliates. These elements reflect individual performance and the performance of JP Morgan’s business as a whole.
Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark index listed in the fund’s prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.
Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 35% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by the Adviser or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.
4.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $ 100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
N/A

/s/ Donna Nascimento	1-11-08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Donna Nascimento
(Printed Name of person signing)

Vice President
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
High Yield Bond Fund

Name of Fund
Tom O’Reilly

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Lehman Brothers Asset Management LLC (“LBAM”)

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets*
➢ registered investment companies:	4	$757.0 million

➢ other pooled investment vehicles:	5	$244.6 million

➢ other accounts:	25	$3,960.5 million

*	For certain accounts, the assets reported represent only the portion of the account for which the Portfolio Manager has investment authority. Total assets in such accounts may be greater.
▪	the number of other accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	0

➢ other pooled investment vehicles:	0	0

➢ other accounts:	0	0

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
LBAM’s portfolio managers are often responsible for managing multiple accounts (including proprietary accounts), which may include separately managed advisory accounts (managed on behalf of institutions such as pension and other retirement plans, corporations, insurance companies, foundations, endowments, trusts, and individuals), mutual funds, various pooled investment vehicles and wrap fee programs. Actual or potential conflicts of interest may arise between a portfolio manager’s management of the investments in the Fund and the management of other accounts. As a result, LBAM and its affiliates have adopted policies and procedures designed to mitigate and manage these conflicts.
Accounts other than the Fund may or may not have similar investment objectives and strategies, benchmarks and time horizons as the Fund. Generally, portfolios in a particular product strategy with similar strategies and objectives are managed similarly. However, portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may take actions on behalf of the Fund that may differ from the timing or nature of action taken with respect to other accounts. For instance, portfolio managers may purchase or sell certain securities for one account and not another. Securities purchased in one account may perform better than the securities purchased in another. Similarly, the sale of securities from one account may cause that account to perform better than others if the value of those securities still held in the other accounts decline. Furthermore, a portfolio manager managing more than one account could take positions in certain accounts that appear inconsistent. A portfolio manager may take a short position in a security that may be held long in another account he manages. For instance, where a portfolio manager wants to take a short position in an account that prohibits shorting, a similar effect may be accomplished by holding the security long but underweighting its position relative to a benchmark.. Additional reasons for such portfolio positionings may include, but are not limited to, suitability, capital structure arbitrage, model driven trading, hedging, and client direction. LBAM has policies and procedures in place that seek to manage and monitor this conflict.
Potential conflicts of interest may also arise when aggregating and/or allocating trades. LBAM will frequently aggregate trades (both buys and sells) for a client with other LBAM clients when it is determined that such aggregation should result in a more favorable trade execution for such client. LBAM has also adopted trade allocation policies and procedures that seek to treat all clients fairly and equitably when there is a limited investment opportunity that may be suitable for more than one portfolio. LBAM’s trade allocation procedures seek to ensure that no client is favored over another. However, there are numerous factors that might affect whether a particular account participates in a trade allocation or be allocated a different amount than other accounts. Such factors include, but are not limited to, client guidelines, suitability, cash flows, strategy or product specific considerations, issuer or sector exposure considerations and de minimis allocations.
The fees charged to advisory clients by LBAM may differ depending upon a number of factors, including but not limited to, the particular strategy, the size of the portfolio being managed and the investment vehicle. In addition, certain accounts are subject to performance based fees. These differences may give rise to a potential conflict that a portfolio manager may favor the higher fee-paying account over others. To address this conflict, LBAM, as discussed above, has adopted allocation policies that are intended to fairly allocate investment opportunities among client accounts.
2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
▪	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio

Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.
▪	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Portfolio Managers are typically compensated on the basis of a salary and an annual discretionary, performance-based bonus, which is in the form of cash and conditional equity awards (restricted stock units and/or stock options). Elements of consideration for the discretionary bonuses are overall performance of the accounts managed by a portfolio manager in relation to relevant benchmarks and their peers, ability to attract and retain clients, revenue generation, assets under management, the current market conditions and overall contribution to the Firm. Managers are also evaluated on their collaboration with their client relationship and sales staff, their franchise building activities, teamwork, people and product development and their corporate citizenship.

The amount of the discretionary bonus varies by position, experience/level and performance. In general, the more senior the investment professional, variable compensation becomes a greater portion of total compensation. As previously mentioned, all employees participate in the Lehman Brothers Equity Award program. The portion of compensation paid in equity increases as total compensation rises.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $ 100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

None

/s/ Keith J. Beaudoin	January 10, 2008

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Keith J. Beaudoin
(Printed Name of person signing)

Vice President
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Principal Investors Fund High Yield Fund

Name of Fund
James P Shanahan

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
JP Morgan Investment Management. Inc.

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets(MM)
➢ registered investment companies:	2	1,610.49

➢ other pooled investment vehicles:	8	979.04

➢ other accounts:	7	285.60

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	N/A	N/A

➢ other pooled investment vehicles:	N/A	N/A

➢ other accounts:	N/A	N/A

2.	A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
The potential for conflicts of interest exists when portfolio managers manage Other Accounts with similar investment objectives and strategies as the Fund. Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.
Responsibility for managing JP Morgan’s and its affiliates clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.
JP Morgan and/or its affiliates may receive more compensation with respect to certain Other Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Other Accounts. This may create a potential conflict of interest for JP Morgan and its affiliates or its portfolio managers by providing an incentive to favor these Other Accounts when, for example, placing securities transactions. In addition, JP Morgan or its affiliates could be viewed as having a conflict of interest to the extent that JP Morgan or an affiliate has a proprietary investment in Other Accounts, the portfolio managers have personal investments in Other Accounts or the Other Accounts are investment options in JP Morgan’s or its affiliate’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JP Morgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JP Morgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JP Morgan and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase JP Morgan’s or its affiliates’ overall allocation of securities in that offering.
A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JP Morgan or its affiliates manages accounts that engage in short sales of securities of the type in which the Fund invests, JP Morgan or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.
As an internal policy matter, JP Morgan may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JP Morgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude an account from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the account’s objectives.
The goal of JP Morgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JP Morgan and its affiliates have policies and procedures designed to manage conflicts. JP Morgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JP Morgan’s Codes of Ethics and JPMorgan Chase & Co.’s Code of Conduct. With respect to the allocation of investment opportunities, JP Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:
Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with JP Morgan’s and its affiliates duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minims allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JP Morgan or its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JP Morgan and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JP Morgan or its affiliates so that fair and equitable allocation will occur over time.
3.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
J.P. Morgan Investment Management Inc. (“JP Morgan”)’s Portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by JP Morgan or its affiliates. These elements reflect individual performance and the performance of JP Morgan’s business as a whole.
Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark index listed in the fund’s prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.
Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 35% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by the Adviser or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.
4.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-l(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $ 100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

N/A

/s/ Donna Nascimento	1-11-08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Donna Nascimento
(Printed Name of person signing)

Vice President
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
High Yield Fund II

Name of Fund
Gary J. Pokrzywinski

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Edge Asset Management, Inc.

Firm Name
For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person’s role and the relationship between the person’s role and the roles of other persons who have responsibility for the day-to-day management of the Fund’s portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund’s assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member’s role.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	4	$3,486,750,885.20

➢ other pooled investment vehicles:	0	0

➢ other accounts:	0	0

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	0

➢ other pooled investment vehicles:	0	0

➢ other accounts:	0	0

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
Material conflicts of interest may arise when a Fund’s portfolio manager also has day-to- day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager listed above.
A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.
If the portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.
At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decided that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.
A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the securities Exchange Act of 1934). which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.
A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment advisor’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.
Edge Asset Management, Inc. or an affiliate of either may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
The Portfolio Manager receives a fixed salary as well as incentive-based compensation. Salary is based upon a variety of factors including education, professional experience, seniority and annual surveys of investment advisor compensation. The incentive-based portion of the Portfolio Manager’s compensation is determined by an evaluation of professional and investment performance. Professional performance is assessed by reference to the Portfolio Manager’s satisfaction of goals such as those related to compliance, team contribution, research all of which are inherently subjective. The Portfolio Manager’s investment performance for compensation purposes is measured by the Fund’s 1-, 3- and 5-year percentile rankings among its Lipper High Current Yield Funds peers. The Portfolio Manager also may receive deferred compensation in an account which vests in three years. The value of this account is adjusted as though the account had been invested directly in the Funds for which the portfolio manager is primarily responsible as well as the Funds or Portfolios to whose management the portfolio manager contributes, with the primary Funds or Portfolios being weighted more heavily. This is intended to help align the Portfolio Manager’s economic interests with those of the Fund’s shareholders.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-l(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $ 100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
The Portfolio Manager beneficially own shares of the Fund in the range S100,001-S500,000.

/s/ Gary J. Pokrzywinski	1/8/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Gary J. Pokrzywinski (Printed Name of person signing)

Portfolio Manager
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Income Fund

Name of Fund
John R. Friedl

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Edge Asset Management, Inc.

Firm Name
For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person’s role and the relationship between the person’s role and the roles of other persons who have responsibility for the day-to-day management of the Fund’s portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund’s assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member’s role.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	2	$1,379,166,928.51

➢ other pooled investment vehicles:	0	0

➢ other accounts:	0	0

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	0

➢ other pooled investment vehicles:	0	0

➢ other accounts:	0	0

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
Material conflicts of interest may arise when a Fund’s portfolio manager also has day-to-day

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
The Portfolio Manager receives a fixed salary as well as incentive-based compensation. Salary is based upon a variety of factors including education, professional experience, seniority and annual surveys of investment advisor compensation. The incentive-based portion of the Portfolio Manager’s compensation is determined by an evaluation of professional and investment performance. Professional performance is assessed by reference to the Portfolio Manager’s satisfaction of goals such as those related to compliance, team contribution, research all of which are inherently subjective. The Portfolio Manager’s investment performance for compensation purposes is measured by the Fund’s 1-, 3- and 5-year percentile rankings among its Lipper Corporate Debt Funds BBB rated peers. The Portfolio Manager also may receive deferred compensation in an account which vests in three years. The value of this account is adjusted as though the account had been invested directly in the Funds for which the portfolio manager is primarily responsible as well as the Funds or Portfolios to whose management the portfolio manager contributes, with the primary Funds or Portfolios being weighted more heavily. This is intended to help align the Portfolio Manager’s economic interests with those of the Fund’s shareholders.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
The Portfolio Manager does not beneficially own shares of the Fund which is offered only through insurance products and retirement plans.

/s/ John R. Friedl	1/8/08

(Signature of person authorized to sing on behalf of the sub-Advisor)	(Date)

John R. Friedl
(Printed Name person signing)

Portfolio Manager
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Inflation Protection Fund

Name of Fund
Bryan C. Davis

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
          The day-to-day portfolio management for the fund listed above is shared by two portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	0

➢ other pooled investment vehicles:	0	0

➢ other accounts:	0	0

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	0

➢ other pooled investment vehicles:	0	0

➢ other accounts:	0	0

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
Principal Global Investors offers all employees salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for fixed income portfolio managers is 80% weighted to investment performance and 20% weighted to Principal Global Investors annual performance score. The target incentive for fixed income portfolio managers ranges from 60% to 150% of actual base earnings, depending on job level.
o     Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate
o     Performance versus peers and a benchmark is measured for a period up to five years (shorter if the portfolio manager has manager has managed the respective portfolio for a period less than five years).
o     Versus the peer group, 100% of target incentive is achieved if the portfolio performance is 35th percentile. No payout is realized if performance is below 50th percentile. 200% payout is achieved at 15th percentile or better for the respective period.
o     Versus the benchmark, 100% of target incentive is achieved at certain levels of outperformance, which vary by portfolio. No payout is realized for performance at or below the level of the benchmark.
As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
None

/s/ Minoo Spellerberg	2.14.08

(Signature of person authorized to sing on behalf of the sub-Advisor)	(Date)

Minoo Spellerberg
(Printed Name of person signing)

Chief Compliance Officer - PGI - North America
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Inflation Protection Fund

Name of Fund
Marty Schafer

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
          The day-to-day portfolio management for the fund listed above is shared by four portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	2	$923,567,752

➢ other pooled investment vehicles:	2	$278,724,958

➢ other accounts:	4	$139,905,487

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	0

➢ other pooled investment vehicles:	0	0

➢ other accounts:	0	0

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and arc consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for fixed income portfolio managers is 80% weighted to investment performance and 20% weighted to Principal Global Investors annual performance score. The target incentive for fixed income portfolio managers ranges from 60% to 150% of actual base earnings, depending on job level.

o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate

o Performance versus peers and a benchmark is measured for a period up to five years (shorter if the portfolio manager has managed the respective portfolio for a period less than five years).

o Versus the peer group, 100% of target incentive is achieved if the portfolio performance is 35th percentile. No payout is realized if performance is below 50th percentile. 200% payout is achieved at 15th percentile or better for the respective period.

o Versus the benchmark, 100% of target incentive is achieved at certain levels of outperformance, which vary by portfolio. No payout is realized for performance at or below the level of the benchmark.

As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.

3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
None

/s/ Minoo Spellerberg	1/10/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Minoo Spellerberg
(Printed Name of person signing)

CCO-PGI NA
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
International Emerging Markets

Name of Fund
Michael Ade

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
          The day-to-day portfolio management for the fund listed above is shared by four portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	4	$2,064,201,943

➢ other pooled investment vehicles:	2	$2,169,358,553

➢ other accounts:	1	$42,902,497.16

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	0

➢ other pooled investment vehicles:	0	0

➢ other accounts:	0	0

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits arc targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.

o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate

o Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years.

o Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.
As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
None

/s/ Minoo Spellerberg	1/10/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Minoo Spellerberg
(Printed Name of parson signing)

CCO — PGI NA
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
International Emerging Markets Fund

Name of Fund
Mihail Dobrinoy

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
          The day-to-day portfolio management for the fund listed above is shared by four portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	4	$2,064,201,943

➢ other pooled investment vehicles:	2	$2,169,358,553

➢ other accounts:	3	$167,945,913

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	0

➢ other pooled investment vehicles:	0	0

➢ other accounts:	0	0

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.

o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate

o Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years.

o Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.
As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
None

/s/ Minoo Spellerberg	1/10/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Minoo Spellerberg
(Printed Name of person signing)

CCO - PGI NA
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
International Emerging Markets Fund

Name of Fund
Michael Reynal

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
          The day-to-day portfolio management for the fund listed above is shared by four portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	1	$2,064,201,943

➢ other pooled investment vehicles:	2	$2,169,358,553

➢ other accounts:	11	$1,290,853,239

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	0

➢ other pooled investment vehicles:	0	0

➢ other accounts:	0	0

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.

o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate

o Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).

o Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.
As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees arc eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401 (k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000, If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
$50,000-$100,000

/s/ Minoo Spellerberg	1/10/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Minoo Spellerberg
(Printed Name of person signing)

CCO - PGI NA
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
International Growth Fund

Name of Fund
Steve Larson

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
          The day-to-day portfolio management for the fund listed above is shared by four portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	1	$2,477,281,778

➢ other pooled investment vehicles:	3	$1,221,286,164

➢ other accounts:	7	$1,354,178,533

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	0

➢ other pooled investment vehicles:	0	0

➢ other accounts:	0	0

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.

o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate

o Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).

o Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.
As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
None

/s/ Minoo Spellerberg	1/10/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Minoo Spellerberg
(Printed Name of person signing)

CCO - PGI NA
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
International Growth Fund

Name of Fund
John Pihlblad

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)

Principal Global Investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
          The day-to-day portfolio management for the fund listed above is shared by four portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	1	$2,468,800,852

➢ other pooled investment vehicles:	4	$1,225,847,363

➢ other accounts:	7	$1,181,933,307

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	0

➢ other pooled investment vehicles:	0	0

➢ other accounts:	0	0

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary bv position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.
o            Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate
o            Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).
o            Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.
As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
None

/s/ Minoo Spellerberg	1/10/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Minoo Spellerberg
(Printed Name of person signing)

CCO — PGI NA
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Large Cap Growth Fund

Name of Fund
Anthony Rizza

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Columbus Circle Investors

Firm name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	10	$6,965.6M

➢ other pooled investment vehicles:	4	$1,766.1M

➢ other accounts:	87	$3,545.6M

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:

➢ other pooled investment vehicles:

➢ other accounts:	4	$734.1M

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Columbus Circle Investors offers all employees a competitive base salary plus a variable annual bonus (incentive compensation). The firm has established a bonus pool equivalent to 30% of the firm’s net income, which is used to compensate employees for their contributions to the success of specific investment products and the overall organization. On an annual basis, each employee is evaluated and the management team makes the final determination of the amount to be allocated to each individual.

CCI’s Portfolio Manager(s) for the fund is (are) also partner(s) of Columbus Circle Investors. Compensation consists of a competitive base salary, a quarterly bonus tied to the revenues generated by investment products for which they are responsible and firm profitability, and the manager’s partnership share of overall firm profits. The manager, along with all employees receives a company match on amounts contributed to the company 401(k) plan.

3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 - $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
None

/s/ Frank A. Cuttita	1/9/2008

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Frank A. Cuttita
(Printed Name of person signing)

Managing Director, Chief Administrative Officer/Chief Compliance Officer
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Large Cap Stock Index Fund

Name of Fund
Dirk Laschanzky

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
          The day-to-day portfolio management for the fund listed above is shared by four portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	6	$22,273,823,132

➢ other pooled investment vehicles:	3	$9,120,050,021

➢ other accounts:	8	$375,712,680

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	0

➢ other pooled investment vehicles:	0	0

➢ other accounts:	0	0

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.
o            Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate
o            Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).
o            Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.
As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
None

/s/ Minoo Spellerberg	1/10/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Minoo Spellerberg
(Printed Name of person signing)

CCO PGI NA
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Large Cap Stock Index Fund

Name of Fund
Scott W. Smith

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	4	$2,136,895,787

➢ other pooled investment vehicles:	2	$8,268,516,789

➢ other accounts:

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:

➢ other pooled investment vehicles:

➢ other accounts:

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
▪	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.
▪	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

/s/ Minoo Spellerberg	1/10/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Minoo Spellerberg
(Printed Name of person signing)

CCO — PGI NA
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Large Cap Value Fund

Name of Fund
Arild Holm

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
     The day-to-day portfolio management for the fund listed above is shared by four portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	3	$1,167,654,865

➢ other pooled investment vehicles:	1	$467,996,011

➢ other accounts:	0	0

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	0

➢ other pooled investment vehicles:	0	0

➢ other accounts:	0	0

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.

o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate
o Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).
o Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.
As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP)_through_which they can buy additional company stock.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $ 100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

$100,000-$500,000

/s/ Minoo Spellerberg	1/10/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Minoo Spellerberg

(Printed Name of person signing)

CCO-North America

(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Large Cap Value Fund

Name of Fund
John Pihlblad

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
     The day-to-day portfolio management for the fund listed above is shared by four portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	1	$2,468,800,852

➢ other pooled investment vehicles:	4	$1,225,847,363

➢ other accounts:	7	$1,181,933,307

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	0

➢ other pooled investment vehicles:	0	0

➢ other accounts:	0	0

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.

o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate

o Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).

o Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.
As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees arc able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 —$ 100,000; $100,001 —$500,000; $500,001 — $1,000,000, or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
     None

/s/ Minoo Spellerberg	1/10/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Minoo Spellerberg

(Printed Name of person signing)

CCO-PGI NA

(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Large Cap Value Fund

Name of Fund
Jeffrey A. Schwarte

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
     The day-to-day portfolio management for the fund listed above is shared by four portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	3	$4,052,691,487

➢ other pooled investment vehicles:	2	$573,613,296

➢ other accounts:	8	$713,198,759

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	0

➢ other pooled investment vehicles:	0	0

➢ other accounts:	0	0

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between me Fund and other accounts managed by the Portfolio Manager.
None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.

o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate

o Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).

o Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.
As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50.001 — $ 100,000; $100,001 - $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
None

/s/ Minoo Spellerberg	1/10/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Minoo Spellerberg

(Printed Name of person signing)

CCO-North America

(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Mid Cap Blend Fund

Name of Fund
K. William Nolin

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
     The day-to-day portfolio management for the fund listed above is shared by four portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	2	$1,433,140,177

➢ other pooled investment vehicles:	3	$1,586,557,361

➢ other accounts:	0	0

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	0

➢ other pooled investment vehicles:	0	0

➢ other accounts:	0	0

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.

o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate

o Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).

o Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.
As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOF) through which they can buy additional company stock.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $ 100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

$50,001-$100,000

/s/ Minoo Spellerberg	1-10-08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Minoo Spellerberg

(Printed Name of person signing)

CCO-PGI-NA

(Title or person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Mid Cap Growth Fund

Name of Fund
Clifford Fox

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Columbus Circle Investors

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	3	$506.1M

➢ other pooled investment vehicles:	5	$293.6M

➢ other accounts:	97	$1,815.1M

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:

➢ other pooled investment vehicles:

➢ other accounts:

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Columbus Circle Investors offers all employees a competitive base salary plus a variable annual bonus (incentive compensation). The firm has established a bonus pool equivalent to 30% of the firm’s net income, which is used to compensate employees for their contributions to the success of specific investment products and the overall organization. On an annual basis, each employee is evaluated and the management team makes the final determination of the amount to be allocated to each individual.

CCI’s Portfolio Manager(s) for the fund is (are) also partner(s) of Columbus Circle Investors. Compensation consists of a competitive base salary, a quarterly bonus tied to the revenues generated by investment products for which they are responsible and firm profitability, and the manager’s partnership share of overall firm profits. The manager, along with all employees receives a company match on amounts contributed to the company 401(k) plan.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $ 100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

Range: $100,001 -$500,000

/s/ Frank A. Cuttita	1/9/2008

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Frank A. Cuttita

(Printed Name of person signing)

Managing Director, Chief Administrative Officer/Chief Compliance Officer

(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Mid Cap Growth Fund

Name of Fund
Michael lacono

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Columbus Circle Investors

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number Of	Total
	Accounts	Assets
➢ registered investment companies:	2	$390.7M

➢other pooled investment vehicles:	2	$202.4M

➢other accounts:	87	$1,274.9M

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number Of	Total
	Accounts	Assets
➢ registered investment companies:

➢ other pooled investment vehicles:

➢ other accounts:

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Columbus Circle Investors offers all employees a competitive base salary plus a variable annual bonus (incentive compensation). The firm has established a bonus pool equivalent to 30% of the firm’s net income, which is used to compensate employees for their contributions to the success of specific investment products and the overall organization. On an annual basis, each employee is evaluated and the management team makes the final determination of the amount to be allocated to each individual.

CCI’s Portfolio Manager(s) for the fund is (are) also partner(s) of Columbus Circle Investors. Compensation consists of a competitive base salary, a quarterly bonus tied to the revenues generated by investment products for which they are responsible and firm profitability, and the manager’s partnership share of overall firm profits. The manager, along with all employees receives a company match on amounts contributed to the company 401(k) plan.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 —
$100,000; $100,001 - $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
     None

/s/ Frank A. Cuttita	1/9/2008

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Frank A. Cuttita

(Printed Name of person signing)

Managing Director, Chief Administrative Officer/Chief Compliance Officer

(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Mid Cap S&P 400 index Fund

Name of Fund
Dirk Laschanzky

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
     The day-to-day portfolio management for the fund listed above is shared by four portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	6	$22,273,823,132

➢ other pooled investment vehicles:	3	$9,120,050,021

➢ other accounts:	8	$375,712,680

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢registered investment companies:	0	0

➢other pooled investment vehicles:	0	0

➢other accounts:	0	0

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g.. salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted, to investment performance and 10% weighted to Principal Global Investors annual performance score.

o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate

o Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).

o Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.
As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 —
$100,000; $100,001 — $500,000; $500,001 — $1,000,000, or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
     None

/s/ Minoo Spellerberg	1/10/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Minoo Spellerberg

(Printed Name of person signing)

CCO-PGI NA

(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Mid Cap Stock Index Fund

Name of Fund
Scott W. Smith

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	4	$2,136,895,787

➢ other pooled investment vehicles:	2	$8,268,516,789

➢ other accounts:

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:

➢ other pooled investment vehicles:

➢ other accounts:

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and if so how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
▪	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

▪	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10.001 — $50,000; $50.001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

/s/ Minoo Spellerberg	1/10/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Minoo Spellerberg
(Printed Name of person signing)

CCO - PGI NA
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
PRINCIPAL INVESTORS FUND — MidCap Value Fund

Name of Fund
JAMES P. BARROW

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	13	$40,785.3 mil.

➢ other pooled investment vehicles:	1	$8.5 mil.

➢ other accounts:	30	$3,504.1 mil.

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	3	$37,441.6 mil.

➢ other pooled investment vehicles:	0	0

➢ other accounts:	0	0

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund). BHMS manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by directors and independent third parties to ensure that no client, regardless of type or fee structure, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.
2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
▪	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

▪	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

In addition to base salary, all portfolio managers and analysts share in a bonus pool that is distributed semi-annually. Analysts and portfolio managers are rated on their value added to the team-oriented investment process. Overall compensation applies with respect to all accounts managed and compensation does not differ with respect to distinct accounts managed by a portfolio manager. Compensation is not tied to a published or private benchmark. It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst’s sector if there are no compelling opportunities in the industries covered by that analyst.

The compensation of portfolio managers is not directly tied to fund performance or growth in assets for any fund or other account managed by a portfolio manager and portfolio managers are not compensated for bringing in new business. Of course, growth in assets from the appreciation of existing assets and/or growth in new assets will increase revenues and profit. The consistent, long-term growth in assets at any investment firm is to a great extent, dependent upon the success of the portfolio management team. The compensation of the portfolio management team at the Adviser will increase over time, if and when assets continue to grow through competitive performance.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 - $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

None

/s/ Patricia B. Andrews	12/18/07

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Patricia B. Andrews
(Printed Name of person signing)

Chief Compliance Officer
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
PRINCIPAL INVESTORS FUND — MidCap Value Fund

Name of Fund
MARK GIAMBRONE

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number Of	Total
	Accounts	Assets
➢ registered investment companies:	8	$4,139.8 mil.

➢ other pooled investment vehicles:	1	$8.5 mil.

➢ other accounts:	21	$1,694.4 mil.

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number Of	Total
	Accounts	Assets
➢ registered investment companies:	1	$3,791.3 mil.

➢ other pooled investment vehicles:	0	0

➢ other accounts:	0	0

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund). BHMS manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by directors and independent third parties to ensure that no client, regardless of type or fee structure, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.
2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
▪	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

▪	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

In addition to base salary, all portfolio managers and analysts share in a bonus pool that is distributed semi-annually. Analysts and portfolio managers are rated on their value added to the team-oriented investment process. Overall compensation applies with respect to all accounts managed and compensation does not differ with respect to distinct accounts managed by a portfolio manager. Compensation is not tied to a published or private benchmark. It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst’s sector if there are no compelling opportunities in the industries covered by that analyst.

The compensation of portfolio managers is not directly tied to fund performance or growth in assets for any fund or other account managed by a portfolio manager and portfolio managers are not compensated for bringing in new business. Of course, growth in assets from the appreciation of existing assets and/or growth in new assets will increase revenues and profit. The consistent, long-term growth in assets at any investment firm is to a great extent, dependent upon the success of the portfolio management team. The compensation of the portfolio management team at the Adviser will increase over time, if and when assets continue to grow through competitive performance.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 - $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

None

/s/ Patricia B. Andrews	12/18/07

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Patricia B. Andrews

(Printed Name of person signing)

Chief Compliance Officer
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Mid Cap Value Fund

Name of Fund
Steve Musser

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
     The day-to-day portfolio management for the fund listed above is shared by four portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	1	$83,905,666

➢ other pooled investment vehicles:	1	$548,515,962

➢ other accounts:	0	0

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	0

➢ other pooled investment vehicles:	0	0

➢ other accounts:	0	0

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.
o     Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate
o     Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).
o     Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1,2, and 3-year periods.
As a wholly owned subsidiary of Principal Financial Croup, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

None

/s/ Minoo Spellerberg	1/10/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Minoo Spellerberg
(Printed Name of person signing)

CCO - North America
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Mid Cap Value Fund

Name of Fund
Jeffrey A. Schwarte

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
     The day-to-day portfolio management for the fund listed above is shared by four portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	3	$4,052,691,487

➢ other pooled investment vehicles:	2	$573,613,296

➢ other accounts:	8	$713,198,759

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	0

➢ other pooled investment vehicles:	0	0

➢ other accounts:	0	0

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

2	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and. if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits arc targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.
o            Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate
o            Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period rind less than three years).
o            Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.
As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned {as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
None

/s/ Minoo Spellerberg (Signature of person authorized to sign on behalf of the Sub-Advisor)	1/10/08 (Date)
Minoo Spellerberg (Printed Name of person signing)
CCO - PGI NA (Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Money Market Fund

Name of Fund
Tracy Reeg

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors. LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
     The day-to-day portfolio management for the fund listed above is shared by four portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	2	$2,786,091,147

➢ other pooled investment vehicles:	1	$3,462,178,860

➢ other accounts:	1	$37,342,842

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	0

➢ other pooled investment vehicles:	0	0

➢ other accounts:	0	0

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan or fixed income portfolio managers is 70% weighted to investment performance, 10% weighted to Principal Global Investors annual performance score, and 20% weighted to Principal Financial Group annual performance score.
o            Investment performance is based on gross performance versus a peer group
o            Performance versus peers is measured for a period up to five years (shorter if the portfolio manager has managed the respective portfolio for a period less than five years).
o            Versus the peer group, 100% of target incentive is achieved if the portfolio performance is 50th.
As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
$1,000-$10,000

/s/ Minoo Spellerberg (Signature of person authorized to sign on behalf of the Sub-Advisor)	1/10/08 (Date)
Minoo Spellerberg (Printed Name of person signing)
CCO - PGI NA (Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Money MarketFund

Name of Fund
Alice Robertson

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
     The day-to-day portfolio management for the fund listed above is shared by four portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	2	$2,786,091,147

➢ other pooled investment vehicles:	1	$3,462,178,860

➢ other accounts:	1	$37,342,842

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	0

➢ other pooled investment vehicles:	0	0

➢ other accounts:	0	0

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for fixed income portfolio managers is 70% weighted to investment performance, 10% weighted to Principal Global Investors annual performance score, and 20% weighted to Principal Financial Group annual performance score.
o            Investment performance is based on gross performance versus a peer group
o            Performance versus peers is measured for a period up to five years (shorter if the portfolio manager has managed the respective portfolio for a period less than five years).
o            Versus the peer group, 100% of target incentive is achieved if the portfolio performance is 50th.
As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
NONE

/s/ Minoo Spellerberg (Signature of person authorized to sign on behalf of the Sub-Advisor)	1/10/08 (Date)
Minoo Spellerberg (Printed Name of person signing)
CCO - PGI NA (Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Mortgage Securities Fund

Name of Fund
Craig V. Sosey

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Edge Asset Management, Inc.

Firm Name
For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person’s role and the relationship between the person’s role and the roles of other persons who have responsibility for the day-to-day management of the Fund’s portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund’s assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member’s role.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	4	$2,139,106,082.95

➢ other pooled investment vehicles:	0	0

➢ other accounts:	0	0

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	0

➢ other pooled investment vehicles:	0	0

➢ other accounts:	0	0

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
Material conflicts of interest may arise when a Fund’s portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager listed above.
A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.
If the portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.
At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decided that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may Place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.
A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934). which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.
A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment advisor’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.
Edge Asset Management, Inc. or an affiliate of either may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, the portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
The Portfolio Manager receives a fixed salary as well as incentive-based compensation. Salary is based upon a variety of factors including education, professional experience, seniority and annual surveys of investment advisor compensation. The incentive-based portion of the Portfolio Manager’s compensation is determined by an evaluation of professional and investment performance. Professional performance is assessed by reference to the Portfolio Manager’s satisfaction of goals such as those related to compliance, team contribution, research all of which are inherently subjective. The Portfolio Manager’s investment performance for compensation purposes is measured by the Fund’s 1-, 3- and 5-year percentile rankings among its Lipper U.S. Mortgage Funds peers. The Portfolio Manager also may receive deferred compensation in an account which vests in three years. The value of this account is adjusted as though the account had been invested directly in the Funds for which the portfolio manager is primarily responsible as well as the Funds or Portfolios to whose management the portfolio manager contributes, with the primary Funds or Portfolios being weighted more heavily. This is intended to help align the Portfolio Manager’s economic interests with those of the Fund’s shareholders.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule I6a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
The Portfolio Manager does not beneficially own shares of the Fund, which is offered only through insurance products and retirement plans.

/s/ Craig V. Sosey (Signature of person authorized to sign on behalf of the Sub-Advisor)	1/08/08 (Date)
Craig V. Sosey (Printed Name of person signing)
Portfolio Manager (Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Principal Investors Fund Partners Global Equity Fund

Name of Fund
Matthew Beesley

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
JP Morgan Investment Management, Inc.

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets (mm)
➢ registered investment companies:	0	0.00

➢ other pooled investment vehicles:	2	652,86

➢ other accounts:	10	2,288,54

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	N/A	N/A

➢ other pooled investment vehicles:	N/A	N/A

➢ other accounts:	N/A	N/A

2.	A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
The potential for conflicts of interest exists when portfolio managers manage Other Accounts with similar investment objectives and strategies as the Fund. Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.
Responsibility for managing JP Morgan’s and its affiliates clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.
JP Morgan and/or its affiliates may receive more compensation with respect to certain Other Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Other Accounts. This may create a potential conflict of interest for JP Morgan and its affiliates or its portfolio managers by providing an incentive to favor these Other Accounts when, for example, placing securities transactions. In addition, JP Morgan or its affiliates could be viewed as having a conflict of interest to the extent that JP Morgan or an affiliate has a proprietary investment in Other Accounts, the portfolio managers have personal investments in Other Accounts or the Other Accounts are investment options in JP Morgan’s or its affiliate’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JP Morgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JP Morgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JP Morgan and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase JP Morgan’s or its affiliates’ overall allocation of securities in that offering.
A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JP Morgan or its affiliates manages accounts that engage in short sales of securities of the type in which the Fund invests, JP Morgan or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.
As an internal policy matter, JP Morgan may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JP Morgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude an account from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the account’s objectives.
The goal of JP Morgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JP Morgan and its affiliates have policies and procedures designed to manage conflicts. JP Morgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JP Morgan’s Codes of Ethics and JPMorgan Chase & Co.’s Code of Conduct. With respect to the allocation of investment opportunities, JP Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:
Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with JP Morgan’s and its affiliates duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minims allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JP Morgan or its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.
Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JP Morgan and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JP Morgan or its affiliates so that fair and equitable allocation will occur over time.
3. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether {and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
J.P. Morgan Investment Management Inc. (“JP Morgan”)’s Portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by JP Morgan or its affiliates. These elements reflect individual performance and the performance of JP Morgan’s business as a whole.
Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark index listed in the fund’s prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.
Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 35% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by the Adviser or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.
4. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
N/A

/s/ Donna Nascimento (Signature of person authorized to sign on behalf of the Sub-Advisor)	1/11/08 (Date)
Donna Nascimento
(Printed Name of person signing)
Vice President
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Principal Investors Fund Partners Global Equity Fund

Name of Fund
Edward Walker

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
JP Morgan Investment Management, Inc.

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets (mm)
➢ registered investment companies:	0	0.00

➢ other pooled investment vehicles:	9	6,400.91

➢ other accounts:	15	5,462.10

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	N/A	N/A

➢ other pooled investment vehicles:	N/A	N/A

➢ other accounts:	N/A	N/A

2.	A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
The potential for conflicts of interest exists when portfolio managers manage Other Accounts with similar investment objectives and strategies as the Fund. Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.
Responsibility for managing JP Morgan’s and its affiliates clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.
JP Morgan and/or its affiliates may receive more compensation with respect to certain Other Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Other Accounts. This may create a potential conflict of interest for JP Morgan and its affiliates or its portfolio managers by providing an incentive to favor these Other Accounts when, for example, placing securities transactions. In addition, JP Morgan or its affiliates could be viewed as having a conflict of interest to the extent that JP Morgan or an affiliate has a proprietary investment in Other Accounts, the portfolio managers have personal investments in Other Accounts or the Other Accounts are investment options in JP Morgan’s or its affiliate’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JP Morgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JP Morgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JP Morgan and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase JP Morgan’s or its affiliates’ overall allocation of securities in that offering.
A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JP Morgan or its affiliates manages accounts that engage in short sales of securities of the type in which the Fund invests, JP Morgan or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.
As an internal policy matter, JP Morgan may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JP Morgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude an account from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the account’s objectives.
The goal of JP Morgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JP Morgan and its affiliates have policies and procedures designed to manage conflicts. JP Morgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JP Morgan’s Codes of Ethics and JPMorgan Chase & Co.’s Code of Conduct. With respect to the allocation of investment opportunities, JP Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:
Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with JP Morgan’s and its affiliates duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minims allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JP Morgan or its affiliates may exclude smalt orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.
Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JP Morgan and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JP Morgan or its affiliates so that fair and equitable allocation will occur over time.
3.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
J.P. Morgan Investment Management Inc. (“JP Morgan”)’s Portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by JP Morgan or its affiliates, These elements reflect individual performance and the performance of JP Morgan’s business as a whole.
Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark index listed in the fund’s prospectus over one, three and five year periods {or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.
Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 35% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by the Adviser or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.
4.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a){2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $ 100,000; $100,001 - $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
N/A

/s/ Donna Nascimento	1-11-08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Donna Nascimento
(Printed Name of person signing)

Vice President
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Principal Investors Fund Partners Global Equity Fund

Name of Fund
Howard Williams

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
JP Morgan Investment Management, Inc.

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets (mm)
➢ registered investment companies:	4	5,772.24

➢ other pooled investment vehicles:	13	2,669.55

➢ other accounts:	25	12,539.12

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	N/A	N/A

➢ other pooled investment vehicles:	N/A	N/A

➢ other accounts:	N/A	N/A

2.	A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
The potential for conflicts of interest exists when portfolio managers manage Other Accounts with simitar investment objectives and strategies as the Fund. Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.
Responsibility for managing JP Morgan’s and its affiliates clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.
JP Morgan and/or its affiliates may receive more compensation with respect to certain Other Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Other Accounts. This may create a potential conflict of interest for JP Morgan and its affiliates or its portfolio managers by providing an incentive to favor these Other Accounts when, for example, placing securities transactions. In addition, JP Morgan or its affiliates could be viewed as having a conflict of interest to the extent that JP Morgan or an affiliate has a proprietary investment in Other Accounts, the portfolio managers have persona! investments in Other Accounts or the Other Accounts are investment options in JP Morgan’s or its affiliate’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JP Morgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JP Morgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JP Morgan and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase JP Morgan’s or its affiliates’ overall allocation of securities in that offering.
A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JP Morgan or its affiliates manages accounts that engage in short sales of securities of the type in which the Fund invests, JP Morgan or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.
As an internal policy matter, JP Morgan may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JP Morgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude an account from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the account’s objectives.
The goal of JP Morgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JP Morgan and its affiliates have policies and procedures designed to manage conflicts. JP Morgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JP Morgan’s Codes of Ethics and JPMorgan Chase & Co.’s Code of Conduct. With respect to the allocation of investment opportunities, JP Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:
Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with JP Morgan’s and its affiliates duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minims allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JP Morgan or its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JP Morgan and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JP Morgan or its affiliates so that fair and equitable allocation will occur over time.
3.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
J.P. Morgan Investment Management Inc. (“JP Morgan”)’s Portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives, The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by JP Morgan or its affiliates. These elements reflect individual performance and the performance of JP Morgan’s business as a whole.
Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark index listed in the fund’s prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.
Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 35% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by the Adviser or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.
4.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $ 100,000; $100,001 - $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
N/A

/s/ Donna Nascimento	1-11-08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Donna Nascimento
(Printed Name of person signing)

Vice President
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Partners International

Name of Fund
Cesar Hernandez

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Pyramis Global Advisors

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets (in millions) in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	1	$1,993

➢ other pooled investment vehicles:	3	$4,974

➢ other accounts:	45	$22,742

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	none	none

➢ other pooled investment vehicles:	none	none

➢ other accounts:	none	none

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
The portfolio manager’s compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, the portfolio manager’s compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. The portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by Pyramis or an affiliate. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund’s Code of Ethics.
2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
▪	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.
▪	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
                  Cesar Hernandez is the portfolio manager of Partners International Fund and receives compensation for his services. As of October 31, 2007, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of the portfolio manager’s compensation may be deferred based on criteria established by Pyramis or at the election of the portfolio manager.
                  Mr. Hernandez’s base salary is determined by level of responsibility and tenure at Pyramis or its affiliates. The primary components of the portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account, and (ii) the investment performance of other Pyramis international equity funds and accounts. The pre-tax investment performance of the portfolio manager’s fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index, and rolling periods of up to three years for the comparison to a peer group. A smaller, subjective component of the portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of Pyramis. The portion of the portfolio manager’s bonus that is linked to the investment performance of Partners International Fund is based on the fund’s pre-tax investment performance measured against the MSCI EAFE Index (net Luxembourg tax rate adjusted) and the fund’s pre-tax investment performance within the Mercer International Universe. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of Pyramis LLC, Pyramis’s parent company. FMR LLC is a diverse Financial services company engaged in various activities that include fund management, brokerage, retirement and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $ 100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
The dollar range of shares of Partners International Fund beneficially owned by Mr. Hernandez as of October 31,2007 was $0.00

/s/ Jacquelyn E. Regan	1/14/08

(Signature of person authorized to sign on behalf of Sub-Advisor)	(Date)

Jacquelyn E. Regan
(Printed Name of person signing)

Senior Legal Product Manager
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Principal Investor’s Fund Large Cap Blend (the “Fund”)

Name of Fund
Robert C.Jones, Melissa Brown, Mark Carhart, Andrew Alford

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Goldman Sachs Asset Management, L.P. (“GSAM”)

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	68	29,231 mm

➢ other pooled investment vehicles:	46	22,389 mm

➢ other accounts:	727	82,545 mm

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	0

➢ other pooled investment vehicles:	7	2,000 mm

➢ other accounts:	39	12,939 mm

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
Conflicts of Interest. GSAM’s portfolio managers are often responsible for managing one or more funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. GSAM seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.
2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager, For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
▪	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

▪	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
GSAM provides compensation packages for its investment professionals, which are comprised of a base salary and a performance bonus. The year-end performance bonus is a function of each professional’s individual performance; his or her contribution to the overall performance of the group; the performance of GSAM; the profitability of Goldman, Sachs & Co.; and anticipated compensation levels among competitor firms.
Portfolio management teams are rewarded for their ability to outperform a benchmark while managing risk exposure. An individual’s compensation depends on his/her contribution to the team as well as his/her ability to work as a member of the team.
The portfolio management team’s performance measures are aligned with GSAM’s goals to: (1) exceed benchmark over one-year and three-year periods; (2) manage portfolios within a defined range around a targeted tracking error; (3) perform consistently with objectives and client commitments; (4) achieve top tier rankings and ratings; and (5) manage all similarly mandated accounts in a consistent manner.
Performance-related remuneration for portfolio managers is significantly influenced by the following criteria: (1) overall portfolio performance and consistency of performance over time; (2) consistency of performance across accounts with similar profiles; (3) compliance with risk budgets; and (4) communication with other portfolio managers within the research process.
In addition, detailed portfolio attribution is critical to the measurement process.
In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman, Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.
Certain GSAM portfolio managers may also participate in the firm’s Partner Compensation Plan, which covers many of the firm’s senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs’ overall financial performance.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000; $500,001 - $100,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
None.    Due to GSAM internal policies, GSAM portfolio managers are generally prohibited from purchasing shares of Sub-Advised Funds for which they have primary responsibility.

/s/ Scott Kilgallen	2/12/08

(signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Scott Kilgallen (Printed Name of person signing)

Managing Director (Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Principal Investors Fund, Inc. — Partners LargeCap Blend Fund

Name of Fund
Anna M. Dopkin

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
T. Rowe Price Associates, Inc.

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	5	$1,058,123,619 (excludes PIF Partners LargeCap Blend Fund)

➢ other pooled investment vehicles:	2	$833,777,328

➢ other accounts:	39	$16,106,122,418

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	0

➢ other pooled investment vehicles:	0	0

➢ other accounts:	0	0

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others , mutual funds, separate accounts (assets managed on behalf institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Portfolio Manager’s Compensation” section, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager. Please see the attached excerpts from T. Rowe Price’s Form ADV for more information on our brokerage and trade allocation policies.
2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so. how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
▪	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

▪	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.
Portfolio manager compensation is based partly on performance. Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P500) and an applicable Lipper index (ex. Large-Cap Blend), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.
Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.
Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.
This compensation structure is used for all portfolios managed by the portfolio manager.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
None.

/s/ Darrell N. Braman	January 2, 2008

(signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Darrell N. Braman (Printed Name of person signing)

Vice President (Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Principal Investors Fund, Inc. — Partners Large Cap Blend Fund

Name of Fund
Richard T. Whitney

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
T. Rowe Price Associates, Inc.

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	2	$1,604,892,841 (excludes PIF Partners LargeCap Blend Fund)

➢ other pooled investment vehicles:	0	0

➢ other accounts:	0	0

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	0

➢ other pooled investment vehicles:	0	0

➢ other accounts:	0	0

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Portfolio Manager’s Compensation” section, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager. Please see the attached excerpts from T. Rowe Price’s Form ADV for more information on our brokerage and trade allocation policies.
2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
▪	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

▪	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.
Portfolio manager compensation is based partly on performance. Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P500) and an applicable Lipper index (ex. Large-Cap Blend), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.
Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.
Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers. participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.
This compensation structure is used for all portfolios managed by the portfolio manager.
3.	For each Portfolio Manager state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund e.g., that its investment objectives do not match the Portfolio Manager’s you may provide an explanation of those reasons.
None.

/s/ Darrell N. Braman	January 2, 2008

(Signature of person authorised to sign on behalf of the Sub-Advisor)	(Date)

Darrell N. Braman (Printed Name of person signing)

Vice President (Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Principal Investors Fund, Inc. — Partners LargeCap Growth Fund I

Name of Fund
Robert W. Sharps

Name of portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
T. Rowe Price Associates, Inc.

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1. For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	5	$4,156,291,591
		(excludes PIF
		Partners Large Cap
		Growth Fund I)

➢ other pooled investment vehicles:	4	$1,247,383,265

➢ other accounts:	41	$9,438,110,888

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	0

➢ other pooled investment vehicles:	0	0

➢ other accounts:	0	0

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds. separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations). and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple (accounts for multiple clients. Also, as disclosed under the “ Portfolio Manager’s Compensation” section,) our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed (by the portfolio manager. Please see the attached excerpts from T. Rowe Price’s Form ADV for more) information on our brokerage and trade allocation policies.
2	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
▪	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

▪	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts. e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.

Portfolio manager compensation is based partly on performance. Investment performance over one three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex, S&P500) and an applicable Lipper index (ex.Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

Performance is primarily measured on a pre-tax basis though tax-efficiency (is considered and is especially important for tax efficient) funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well, Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401 (K) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.
3	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule I6a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 - $500,000, $500,001 — $1,000,000: or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g , that its investment objectives do not match the Portfolio manager’s, you may provide an explanation of those reasons.

None.

/s/ Darrell N. Braman	January 2, 2008

(Signature of person authorized to sign on behalf of the Sub-Adivisor)	(Date)

Darrell N. Braman
(Printed Name of person signing)

Vice President
(Title of person signing)

Fiscal Year-End Portfolio Manager Questionnaire

Partners LargeCap Growth Fund II
Name of Fund/Account

Prescott LeGard
Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)

American Century Firm Name
For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person’s role and the relationship between the person’s role and the roles of other persons who have responsibility for the day-to-day management of the Fund’s portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund’s assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member’s role.

Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	4	$4,800,486,777

➢ other pooled investment vehicles:	0	N/A

➢ other accounts:	6	$991,795,694

For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	N/A

➢ other pooled investment vehicles:	0	N/A

➢ other accounts:	1	$27,376,189

A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other account included in response to this question, on the other.
Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

For each investment strategy, one portfolio is generally designated as the “policy portfolio.” Other portfolios with similar investment objectives, guidelines and restrictions are referred to as “tracking portfolios.” When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century’s trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rota based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

Finally, investment of American Century’s corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.
For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager’s compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.
American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. For the fiscal year ended October 31, 2007, the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.
Base Salary
Portfolio managers receive base pay in the form of a fixed annual salary.
Bonus
A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For most American Century mutual funds, investment performance is measured by a combination of one- and three-year pre-tax performance relative to various benchmarks and/or internally-customized peer groups. The performance comparison periods may be adjusted based on a fund’s inception date or a portfolio manager’s tenure on the fund. Custom peer groups are constructed using all the funds in the indicated categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that is both more stable over the long term (i.e., has less peer turnover) and that more closely represents the fund’s true peers based on internal investment mandates.

Portfolio managers may have responsibility for multiple American Century mutual funds. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager’s relative levels of responsibility.

Portfolio managers also may have responsibility for portfolios that are managed in a fashion similar to that of other American Century mutual funds. This is the case for the Partners LargeCap Growth Fund II. If the performance of a similarly managed account is considered for purposes of compensation, it is either measured in the same way as a comparable American Century mutual fund (i.e., relative to the performance of a benchmark and/or peer group) or relative to the performance of such mutual fund. Performance of Partners LargeCap Growth Fund II is not separately considered in determining portfolio manager compensation.

A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager’s responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

A portion of some portfolio managers’ bonuses may be tied to individual performance goals, such as research projects and the development of new products.
Restricted Stock Plans
Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).
Deferred Compensation Plans
Portfolio managers are eligible for grants of deferred compensation. These grants are used in limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-l(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 - $500,000; $500,001 -$1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
Mr. LeGard did not own any shares of the fund as of October 31, 2007, the fund’s most recent fiscal year end.

/s/ Ryan L. Blaine	January 11,2008
(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Ryan L. Blaine
(Printed Name of person signing)

Corporate Counsel, American Century Investments
(Title of person signing)

(Internal Use: Reviewer’s Signature)

Fiscal Year-End Portfolio Manager Questionnaire
Partners LargeCap Growth Fund II

Name of Fund/Account
Gregory Woodhams

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
American Century

Firm Name
For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person’s role and the relationship between the person’s role and the roles of other persons who have responsibility for the day-to-day management of the Fund’s portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund’s assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member’s role.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	5	$4,814,049,120

➢ other pooled investment vehicles:	0	N/A

➢ other accounts:	7	$992,958,467

For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	N/A

➢ other pooled investment vehicles:	0	N/A

➢ other accounts:	1	$27,376,189

A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other account included in response to this question, on the other.
Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.
Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.
For each investment strategy, one portfolio is generally designated as the “policy portfolio.” Other portfolios with similar investment objectives, guidelines and restrictions are referred to as “tracking portfolios.” When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century’s trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.
American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.
Finally, investment of American Century’s corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.
For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager’s compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.
American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. For the fiscal year ended October 31, 2007, the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.
Base Salary
Portfolio managers receive base pay in the form of a fixed annual salary.
Bonus
A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For most American Century mutual funds, investment performance is measured by a combination of one- and three-year pre-tax performance relative to various benchmarks and/or internally-customized peer groups. The performance comparison periods may be adjusted based on a fund’s inception date or a portfolio manager’s tenure on the fund. Custom peer groups are constructed using all the funds in the indicated categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that is both more stable over the long term (i.e., has less peer turnover) and that more closely represents the fund’s true peers based on internal investment mandates.
Portfolio managers may have responsibility for multiple American Century mutual funds. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager’s relative levels of responsibility.
Portfolio managers also may have responsibility for portfolios that are managed in a fashion similar to that of other American Century mutual funds. This is the case for the Partners LargeCap Growth Fund II. If the performance of a similarly managed account is considered for purposes of compensation, it is either measured in the same way as a comparable American Century mutual fund (i.e., relative to the performance of a benchmark and/or peer group) or relative to the performance of such mutual fund. Performance of Partners LargeCap Growth Fund II is not separately considered in determining portfolio manager compensation.
A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager’s responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.
A portion of some portfolio managers’ bonuses may be tied to individual performance goals, such as research projects and the development of new products.
Restricted Stock Plans
Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).
Deferred Compensation Plans
Portfolio managers are eligible for grants of deferred compensation. These grants are used in limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 - $100,000; $100,001 — $500,000; $500,001 -$1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
Mr. Woodhams did not own any shares of the fund as of October 31, 2007, the fund’s most recent fiscal year end.

/s/ Ryan L. Blaine	January 11, 2008
(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Ryan L. Blaine
(Printed Name of person signing)

Corporate Counsel, American Century Investments
(Title of person signing)

(INTERNAL USE: REVIEWER’S SIGNATURE)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Partners Large Cap Value Fund

Name of Fund
Marilyn Fedak, John Mahedy, Christopher Marx and John Phillips

Name of Portfolio Manager
AllianceBernstein L.P.

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	396	207,133

➢ other pooled investment vehicles:	941	78,520

➢ other accounts:	174,171	461,059

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	8	40,660

➢ other pooled investment vehicles:	2	1,640

➢ other accounts:	148	46,115

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
▪	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

▪	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

/s/ Jennifer Bergenfeld	1/11/08
Jennifer Bergenfeld,	(Date)

Vice President and Counsel

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Partners LarqeCap Value Fund I

Name of Fund
Tom Cole

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
UBS Global Asset Management (Americas) Inc.

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	16	$5,191 million

➢ other pooled investment vehicles:	71	$22,028 million

➢ other accounts:	14	$2,045 million

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	0

➢ other pooled investment vehicles:	4	$2,250 million

➢ other accounts:	1	$272 million

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
The management of a portfolio and other accounts by a portfolio manager could result in potential conflicts of interest if the portfolio and other accounts have different objectives, benchmarks and fees because the portfolio manager and his team must allocate time and investment expertise across multiple accounts, including the portfolio. The portfolio manager and his team manage the portfolio and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. UBS Global Asset Management (Americas) Inc. manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.
If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the portfolio may not be able to take full advantage of that opportunity due to an allocation or filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, UBS Global Asset Management (Americas) Inc. has adopted procedures for allocating portfolio trades among multiple accounts to provide fair treatment to all accounts.
The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS Global Asset Management (Americas) Inc. has adopted Codes of Ethics that govern such personal trading, but there is no assurance that the Codes will adequately address all such conflicts.
2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
▪	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

▪	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
As an employer, UBS Global Asset Management operates within a highly competitive compensation environment. To review industry comparatives, we measure our compensation structures against benchmark data of competitors provided by McLagan Partners, the industry standard provider for compensation measurement and assessment, on an annual basis. We also perform compensation analysis on an as-needed basis, e.g., when bringing new employees into the organization, or when the market shifts and we need to consider adjustments for retention purposes. Our Global Head of Compensation works closely with our parent company and various data sources to validate our procedures and assumptions.
Our compensation and benefits programs are designed to provide our investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of our investment professionals with the interests of our clients. Overall compensation can be grouped into four categories:
1.	Competitive salary, benchmarked annually to maintain very competitive compensation opportunities.

2.	Annual bonus, tied to individual contributions and investment performance.

3.	Analyst incentives, tied to performance of model portfolios.

4.	UBS equity awards, promoting company-wide success and employee retention.

Base salary is used to recognize the experience, skills and knowledge that our investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.
Annual bonuses are strictly and rigorously correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm’s overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual’s specific contribution to the firm’s results. We strongly believe that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio performance closely aligns our investment professionals’ interests with those of our clients.
Analyst Incentives. Because we value our proprietary research, we have designed a compensation system that has made investment analysis a highly regarded career within our firm. Grouped into 12 global sector teams, our analysts manage model portfolios in global and local sectors. Our portfolio managers use the model sector portfolios to build actual client portfolios. Analyst incentives are tied to the performance of the model portfolios, which we evaluate over rolling three-year periods. One-third of each analyst’s rating is based upon the performance of the model global sector portfolio; one-third on the model local sector portfolio; and one-third is a qualitative assessment of their contribution. We believe that this system closely aligns our analysts’ incentives with our clients.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

$0

/s/ Rachel M. wood / Mary T. Capasso	1/30/08

(Signature of person authorized to sign on behalf of sub-Adviser)	(Date)

Rachel M. Wood / Mary T. Capasso

(Printed Name of person signing)

Director /Executive Director

(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year -End Portfolio Manager Questionnaire
Partners LargeCap Value Fund I

Name of Fund
Tom Digenan

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
UBS Global Asset Management (Americas) Inc.

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	16	$5,191	million

➢ other pooled investment vehicles:	71	$22,028	million

➢ other accounts:	17	$2,043	million

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	0

➢ other pooled investment vehicles:	4	$2,250 million

➢ other accounts:	1	$272.3 million

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
The management of a portfolio and Other accounts by a portfolio manager could result in potential conflicts of interest if the portfolio and other accounts have different objectives, benchmarks and fees because the portfolio manager and his team must allocate time and investment expertise across multiple accounts, including the portfolio. The portfolio manager and his team manage the portfolio and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. UBS Global Asset Management (Americas) Inc. manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.
If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the portfolio may not be able to take full advantage of that opportunity due to an allocation or filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, UBS Global Asset Management (Americas) Inc. has adopted procedures for allocating portfolio trades among multiple accounts to provide fair treatment to all accounts.
The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS Global Asset Management (Americas) Inc. has adopted Codes of Ethics that govern such personal trading, but there is no assurance that the Codes will adequately address all such conflicts.
2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
▪	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

▪	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
As an employer, UBS Global Asset Management operates within a highly competitive compensation environment. To review industry comparatives, we measure our compensation structures against benchmark data of competitors provided by McLagan Partners, the industry standard provider for compensation measurement and assessment, on an annual basis. We also perform compensation analysis on an as-needed basis, e.g., when bringing new employees into the organization, or when the market shifts and we need to consider adjustments for retention purposes. Our Global Head of Compensation works closely with our parent company and various data sources to validate our procedures and assumptions.
Our compensation and benefits programs are designed to provide our investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of our investment professionals with the interests of our clients. Overall compensation can be grouped into four categories:
1.	Competitive salary, benchmarked annually to maintain very competitive compensation opportunities.

2.	Annual bonus, tied to individual contributions and investment performance.

3.	Analyst incentives, tied to performance of model portfolios.

4.	UBS equity awards, promoting company-wide success and employee retention.

Base salary is used to recognize the experience, skills and knowledge that our investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.
Annual bonuses are strictly and rigorously correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm’s overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual’s specific contribution to the firm’s results. We strongly believe that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio performance closely aligns our investment professionals’ interests with those of our clients.
Analyst Incentives. Because we value our proprietary research, we have designed a compensation system that has made investment analysis a highly regarded career within our firm. Grouped into 12 global sector teams, our analysts manage model portfolios in global and local sectors. Our portfolio managers use the model sector portfolios to build actual client portfolios. Analyst incentives are tied to the performance of the model portfolios, which we evaluate over rolling three-year periods. One-third of each analyst’s rating is based upon the performance of the model global sector portfolio; one-third on the model local sector portfolio; and one-third is a qualitative assessment of their contribution. We believe that this system closely aligns our analysts’ incentives with our clients.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000, $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

$0

/s/ Rachel M. Wood / Mary T. Capasso	1/30/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Rachel M. Wood /Mary T. Capasso
(Printed Name of person signing)

Director /Executive Director
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Partners LargeCap Value Fund I

Name of Fund
Scott Hazen

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
UBS Global Asset Management (Americas) Inc.

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	16	$ 5,191	million

➢ other pooled investment vehicles:	71	$22,028	million

➢ other accounts:	9	$ 2,042	million

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	0

➢ other pooled investment vehicles:	4	$2,250	million

➢ other accounts:	1	$272.3	million

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
The management of a portfolio and other accounts by a portfolio manager could result in potential conflicts of interest if the portfolio and other accounts have different objectives, benchmarks and fees because the portfolio manager and his team must allocate time and investment expertise across multiple accounts, including the portfolio. The portfolio manager and his team manage the portfolio and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. UBS Global Asset Management (Americas) Inc. manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.
If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the portfolio may not be able to take full advantage of that opportunity due to an allocation or filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, UBS Global Asset Management (Americas) Inc. has adopted procedures for allocating portfolio trades among multiple accounts to provide fair treatment to all accounts.
The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS Global Asset Management (Americas) Inc. has adopted Codes of Ethics that govern such personal trading, but there is no assurance that the Codes will adequately address all such conflicts.
2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
▪	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

▪	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
As an employer, UBS Global Asset Management operates within a highly competitive compensation environment. To review industry comparatives, we measure our compensation structures against benchmark data of competitors provided by McLagan Partners, the industry standard provider for compensation measurement and assessment, on an annual basis. We also perform compensation analysis on an as-needed basis, e.g., when bringing new employees into the organization, or when the market shifts and we need to consider adjustments for retention purposes. Our Global Head of Compensation works closely with our parent company and various data sources to validate our procedures and assumptions.
Our compensation and benefits programs are designed to provide our investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of our investment professionals with the interests of our clients. Overall compensation can be grouped into four categories:
1.	Competitive salary, benchmarked annually to maintain very competitive compensation opportunities.

2.	Annual bonus, tied to individual contributions and investment performance.

3.	Analyst incentives, tied to performance of model portfolios.

4.	UBS equity awards, promoting company-wide success and employee retention.

Base salary is used to recognize the experience, skills and knowledge that our investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.
Annual bonuses are strictly and rigorously correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm’s overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual’s specific contribution to the firm’s results. We strongly believe that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio performance closely aligns our investment professionals’ interests with those of our clients.
Analyst Incentives. Because we value our proprietary research, we have designed a compensation system that has made investment analysis a highly regarded career within our firm. Grouped into 12 global sector teams, our analysts manage model portfolios in global and local sectors. Our portfolio managers use the model sector portfolios to build actual client portfolios. Analyst incentives are tied to the performance of the model portfolios, which we evaluate over rolling three-year periods. One-third of each analyst’s rating is based upon the performance of the model global sector portfolio; one-third on the model local sector portfolio; and one-third is a qualitative assessment of their contribution. We believe that this system closely aligns our analysts’ incentives with our clients.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 - $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

$0

/s/ Rachel M. Wood /Mary T. Capasso	1/30/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Rachel M. Wood /Mary T. Capasso
(Printed Name of person signing)

Director /Executive Director
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Partners LargeCap Value Fund I

Name of Fund
John Leonard

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
UBS Global Asset Management (Americas) Inc.

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	16	$5,191	million

➢ other pooled investment vehicles:	71	$22,028	million

➢ other accounts:	12	$2,049	million
▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies;	0	0

➢ other pooled investment vehicles:	4	$2,250	million

➢ other accounts:	1	$272	million

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
The management of a portfolio and other accounts by a portfolio manager could result in potential conflicts of interest if the portfolio and other accounts have different objectives, benchmarks and fees because the portfolio manager and his team must allocate time and investment expertise across multiple accounts, including the portfolio. The portfolio manager and his team manage the portfolio and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. UBS Global Asset Management (Americas) Inc. manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.
If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the portfolio may not be able to take full advantage of that opportunity due to an allocation or filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, UBS Global Asset Management (Americas) Inc. has adopted procedures for allocating portfolio trades among multiple accounts to provide fair treatment to all accounts.
The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS Global Asset Management (Americas) Inc. has adopted Codes of Ethics that govern such personal trading, but there is no assurance that the Codes will adequately address all such conflicts.
2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
▪	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

▪	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
As an employer, UBS Global Asset Management operates within a highly competitive compensation environment. To review industry comparatives, we measure our compensation structures against benchmark data of competitors provided by McLagan Partners, the industry standard provider for compensation measurement and assessment, on an annual basis. We also perform compensation analysis on an as-needed basis, e.g., when bringing new employees into the organization, or when the market shifts and we need to consider adjustments tor retention purposes. Our Global Head of Compensation works closely with our parent company and various data sources to validate our procedures and assumptions.
Our compensation and benefits programs are designed to provide our investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of our investment professionals with the interests of our clients. Overall compensation can be grouped into four categories:
1.	Competitive salary, benchmarked annually to maintain very competitive compensation opportunities.

2.	Annual bonus, tied to individual contributions and investment performance.

3.	Analyst incentives, tied to performance of model portfolios.

4.	UBS equity awards, promoting company-wide success and employee retention.

Base salary is used to recognize the experience, skills and knowledge that our investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.
Annual bonuses are strictly and rigorously correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm’s overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual’s specific contribution to the firm’s results. We strongly believe that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio performance closely aligns our investment professionals’ interests with those of our clients.
Analyst Incentives. Because we value our proprietary research, we have designed a compensation system that has made investment analysis a highly regarded career within our firm. Grouped into 12 global sector teams, our analysts manage model portfolios in global and local sectors. Our portfolio managers use the model sector portfolios to build actual client portfolios. Analyst incentives are tied to the performance of the model portfolios, which we evaluate over rolling three-year periods. One-third of each analyst’s rating is based upon the performance of the model global sector portfolio; one-third on the model local sector portfolio; and one-third is a qualitative assessment of their contribution. We believe that this system closely aligns our analysts’ incentives with our clients.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

$0

/s/ Rachel M. Wood / Mary T. Capasso	1/30/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Rachel M. Wood / Mary T. Capasso
(Printed Name of person signing)

Director /Executive Director
(Title of person signing)

Fiscal Year-End Portfolio Manager Questionnaire
Partners LargeCap Value Fund II

Name of Fund/Account
Brendan Healy

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
American Century Investments

Firm Name
For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person’s role and the relationship between the person’s role and the roles of other persons who have responsibility for the day-to-day management of the Fund’s portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund’s assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member’s role.
Please provide the following information as of October 31, 2007 (the most recent practicable date).
1.	If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	10	$4,900,729,177

➢ other pooled investment vehicles:	0	N/A

➢ other accounts:	3	$183,430,715

For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	N/A

➢ other pooled investment vehicles:	0	N/A

➢ other accounts:	0	N/A

A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other account included in response to this question, on the other.
Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.
Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.
For each investment strategy, one portfolio is generally designated as the “policy portfolio.” Other portfolios with similar investment objectives, guidelines and restrictions are referred to as “tracking portfolios.” When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century’s trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.
American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.
Finally, investment of American Century’s corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.
For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager’s compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.
American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. For the fiscal year ended October 31, 2007, the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.
Base Salary
Portfolio managers receive base pay in the form of a fixed annual salary.
Bonus
A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For most American Century mutual funds, investment performance is measured by a combination of one- and three-year pre-tax performance relative to various benchmarks and/or internally-customized peer groups. The performance comparison periods may be adjusted based on a fund’s inception date or a portfolio manager’s tenure on the fund. Custom peer groups are constructed using all the funds in the indicated categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that is both more stable over the long term (i.e., has less peer turnover) and that more closely represents the fund’s true peers based on internal investment mandates.
Portfolio managers may have responsibility for multiple American Century mutual funds. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager’s relative levels of responsibility.
Portfolio managers also may have responsibility for portfolios that are managed in a fashion similar to that of other American Century mutual funds. This is the case for the Partners LargeCap Value Fund II. If the performance of a similarly managed account is considered for purposes of compensation, it is either measured in the same way as a comparable American Century mutual fund (i.e., relative to the performance of a benchmark and/or peer group) or relative to the performance of such mutual fund. Performance of Partners LargeCap Value Fund II is not separately considered in determining portfolio manager compensation.
A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager’s responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.
A portion of some portfolio managers’ bonuses may be tied to individual performance goals, such as research projects and the development of new products.
Restricted Stock Plans
Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).
Deferred Compensation Plans
Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-l(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 —$1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
The portfolio manager did not own any shares of the fund as of October 31, 2007, the fund’s most recent fiscal year end.

/s/ Ryan L. Blaine	January 11, 2008
(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Ryan L. Blaine
(Printed Name of person signing)

Corporate Counsel, American Century Investments
(Title of person signing)

(INTERNAL USE: REVIEWER’S SIGNATURE)

Fiscal Year-End Portfolio Manager Questionnaire

Partners LargeCap Value Fund II

Name of Fund/Account

Charles Ritter

Name of Portfolio Manager

(Please use one form per Portfolio Manager per Fund/Account)

American Century Investments

Firm Name
For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person’s role and the relationship between the person’s role and the roles of other persons who have responsibility for the day-to-day management of the Fund’s portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund’s assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member’s role.
Please provide the following information as of October 31, 2007 (the most recent practicable date).
1.	If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	10	$4,900,729,177

➢ other pooled investment vehicles:	0	N/A

➢ other accounts:	3	$183,430,715

For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	N/A

➢ other pooled investment vehicles:	0	N/A

➢ other accounts:	0	N/A

A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other account included in response to this question, on the other.
Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.
Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.
For each investment strategy, one portfolio is generally designated as the “policy portfolio.” Other portfolios with similar investment objectives, guidelines and restrictions are referred to as “tracking portfolios.” When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century’s trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.
American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.
Finally, investment of American Century’s corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.
For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager’s compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.
American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. For the fiscal year ended October 31, 2007, the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.
Base Salary
Portfolio managers receive base pay in the form of a fixed annual salary.
Bonus
A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For most American Century mutual funds, investment performance is measured by a combination of one- and three-year pre-tax performance relative to various benchmarks and/or internally-customized peer groups. The performance comparison periods may be adjusted based on a fund’s inception date or a portfolio manager’s tenure on the fund. Custom peer groups are constructed using all the funds in the indicated categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that is both more stable over the long term (i.e., has less peer turnover) and that more closely represents the fund’s true peers based on internal investment mandates.
Portfolio managers may have responsibility for multiple American Century mutual funds. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager’s relative levels of responsibility.
Portfolio managers also may have responsibility for portfolios that are managed in a fashion similar to that of other American Century mutual funds. This is the case for the Partners LargeCap Value Fund II. If the performance of a similarly managed account is considered for purposes of compensation, it is either measured in the same way as a comparable American Century mutual fund (i.e., relative to the performance of a benchmark and/or peer group) or relative to the performance of such mutual fund. Performance of Partners LargeCap Value Fund II is not separately considered in determining portfolio manager compensation.
A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager’s responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.
A portion of some portfolio managers’ bonuses may be tied to individual performance goals, such as research projects and the development of new products.
Restricted Stock Plans
Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).
Deferred Compensation Plans
Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based

\

on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-l(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
The portfolio manager did not own any shares of the fund as of October 31, 2007, the fund’s most recent fiscal year end.

/s/ Ryan L. Blaine	January 11, 2008

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Ryan L. Blaine

(Printed Name of person signing)

Corporate Counsel, American Century Investments

(Title of person signing)

(INTERNAL USE REVIEWER’S SIGNATURE)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

Principal Investors Fund. Inc. — Partners MidCap Growth Fund

Name of Fund

Turner Mid Cap Growth Team

Name of Portfolio Manager

(Please use one form per Portfolio Manager per Fund/Account)

Turner Investment Partners, Inc.

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
Christopher McHugh (lead manager)

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	13	$4 2 billion

➢ other pooled investment vehicles:	28	$646 million

➢ other accounts:	23	$2.8 billion

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	3	$1.3 billion

➢ other pooled investment vehicles:	2	$4 million

➢ other accounts:	3	$191 million

Jason Schrotberqer (co-manager)

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	14	$3.5 billion

➢ other pooled investment vehicles:	27	$563 million

➢ other accounts:	53	$3.5 billion

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	1	$99 million

➢ other pooled investment vehicles:	2	$4 million

➢ other accounts:	5	$301 million

Tara Hedlund (co-manager)

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	9	$2.9 billion

➢ other pooled investment vehicles:	21	$512 million

➢ other accounts:	16	$992 million

▪	the number of accounts and the total assets in the accounts with respect to which advisory tee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	1	$99 million

➢ other pooled investment vehicles:	2	$4 million

➢ other accounts:	2	$156 million

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
As is typical for many money managers, potential conflicts of interest may arise related to Turner’s management of accounts including the Fund where not all accounts are able to participate in a desired IPO, or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. Please also see Turner’s Form ADV. Part II for a description of some of its policies and procedures in this regard.

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
▪	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

▪	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
Turner’s investment professionals receive a base salary commensurate with their level of experience. Turner’s goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Bonus compensation, which is a multiple of base salary, is based on the performance of each individual’s sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity ownership and equity owners share the firm’s profits. Most of the members of the Investment Team and all Portfolio Managers for The Funds, are equity owners of Turner. This compensation and ownership structure provides incentive to attract and retain highly qualified people, as each member of the firm has the opportunity to share directly in the accomplishments of the business.
The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, “good will” factors including teamwork, interpersonal relations, the individual’s contribution to overall success of the firm, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professionals’ compensation. The CIO is also responsible for identifying investment professionals that should be considered for equity ownership on an annual basis.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1 (a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - S50,000; $50,001 - $ 100.000; $100,001 - $500.000; $500.001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
Christopher McHugh (lead manager)- NONE
Jason Schrotberger (co-manager)- NONE
Tara Hedlund (co-manager)- NONE

/s/ Chris Holmes	January 7, 2008

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Chris Holmes

(Printed Name of person signing)

Associate, Mutual Funds Administration and Compliance

(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

Principal Investors Fund — Partners MidCap Growth Fund

Name of Fund

Adam T. Logan, CFA

Name of Portfolio Manager

(Please use one form per Portfolio Manager per Fund/Account)

Mellon Capital Management

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1. For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	5	$1,204.3MM

➢ other pooled investment vehicles:	0	0

➢ other accounts:	10	358.2MM

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	0

➢ other pooled investment vehicles:	0	0

➢ other accounts:	0	0

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
There have been no material conflicts of interest in connection with the management of the fund and any of the manager’s other accounts.

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
▪	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

▪	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
The portfolio manager’s cash compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long term incentive). Funding for the Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall company profitability. Therefore, all bonus awards are based initially on Company performance. The investment professionals are eligible to receive annual cash bonus awards from the incentive compensation plan. Annual awards are granted in March for the prior calendar year. Individual awards for investment professionals are discretionary, based on product performance, goals established at the beginning of each calendar year and a subjective evaluation of the portfolio manager’s contribution to the overall investment process. Also considered in determining individual awards are team participation and general contributions to the firm.
All portfolio managers are also eligible to participate in the Long Term Incentive Plan. This plan provides for an annual award, payable in deferred cash that cliff vests after 3 years, with an interest rate equal to the average year over year earnings growth of the firm (capped at 20% per year). Management has discretion with respect to actual participation and award size.

3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
None

/s/ Adam T. Logan	January 8, 2008

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Adam T. Logan, CFA

(Printed Name of person signing)

Portfolio Manager

(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

Principal Investors Fund — Mid Cap Growth Fund I

Name of Fund

John R. O’Toole, CFA

Name of Portfolio Manager

(Please use one form per Portfolio Manager per Fund/Account)

Mellon Capital Management

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	4	$808.0MM

➢ other pooled investment vehicles:	3	$103.1MM

➢ other accounts:	20	$499.5MM

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	0
➢ other pooled investment vehicles:	0	0
➢ other accounts:	4	$49.6MM
▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

There have been no material conflicts of interest in connection with the management of the fund and any of the manager’s other accounts.

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
▪	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

▪	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
The portfolio manager’s cash compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long term incentive). Funding for the Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall company profitability. Therefore, all bonus awards are based initially on Company performance. The investment professionals are eligible to receive annual cash bonus awards from the incentive compensation plan. Annual awards are granted in March for the prior calendar year. Individual awards for investment professionals are discretionary, based on product performance, goals established at the beginning of each calendar year and a subjective evaluation of the portfolio manager’s contribution to the overall investment process. Also considered in determining individual awards are team participation and general contributions to the firm.
All portfolio managers are also eligible to participate in the Long Term Incentive Plan. This plan provides for an annual award, payable in deferred cash that cliff vests after 3 years, with an interest rate equal to the average year over year earnings growth of the firm (capped at 20% per year). Management has discretion with respect to actual participation and award size.

3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
     None.

/s/ John R. O’Toole	January 8, 2008

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

John R. O’Toole, CFA

(Printed Name of person signing)

Portfolio Manager

(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

PRINCIPAL INVESTORS PARTNERS MIDCAP GROWTH II FUND

Name of Fund

MACKAY SHIELDS’ EQUITY GROWTH TEAM, LED BY EDMUND SPELMAN AND ROBERT CENTRELLA
Name of Portfolio Manager

(Please use one form per Portfolio Manager per Fund/Account)

MACKAY SHIELDS LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
As previously reported, MacKay Shields utilizes a team approach in all aspects of investment management decision making process and the development of investment policy. No single portfolio manager is solely responsible for any individual account.
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	9	$3.66 billion

➢ other pooled investment vehicles:	—	—

➢ other accounts:	17	$1.33 billion

Note: The information reported above pertains to all growth equity portfolios managed by the team.
▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	—	—
➢ other pooled investment vehicles:	—	—
➢ other accounts:	1	$7 million
Note: The information reported above pertains to all growth equity portfolios managed by the team.
▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
All MacKay Shields portfolio management groups also provide portfolio services for other MacKay Shields accounts, which may include mutual funds, institutional managed accounts and private commingled funds.
MacKay Shields has performance-based fee arrangements with “eligible clients” (as that term is defined under
Rule 205-3 of the Investment Advisers Act of 1940) who have requested such arrangements. Performance-based fees may be calculated as a percentage of returns, or as a percentage of the increase in net asset value, and may be tied to a client-directed benchmark or loss carry forward. A portion of these performance-based fees forms a part of the bonus pool for all MacKay Shields employees. Certain portfolio managers who are responsible for managing some of the “eligible clients” who have performance-based fees share a performance fee based on the performance of the account. Such arrangements may appear to create an incentive to make riskier, more speculative investments than would be the case under a solely asset-based fee arrangement.
To address potential conflicts of interest, MacKay Shields has adopted various policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a fair and appropriate manner. In addition, MacKay Shields has adopted a Code of Ethics and other policies and procedures that recognize a manager’s obligation to treat all of its clients, including the Fund, fairly and equitably. These policies, procedures, and the Code are designed to restrict a portfolio manager from favoring one client over another.
It is the policy of MacKay Shields not to favor any one client over another. Consistent with this policy, MacKay Shields has the following procedures, among others: (1) Trade Allocation Procedures that provide for the pro rata allocation of investment opportunities among clients in a particular strategy, with certain exceptions; (2) a general prohibition against same day opposite direction transactions; and (3) short sale trade procedures requiring pre-approval of short sales and restricting certain short sales.
The Trade Allocation Procedures provide that: (1) no client will be favored over any other client; (2) trades should be pre-allocated, subject to certain exceptions, and allocations should be in writing; and (3) MacKay Shields’ Legal/Compliance Department conducts periodic reviews of client account performance as a function of allocation to assure that no account or group of accounts is being preferred systematically in the allocation process.
Our Cross Trading Policy provides that all cross trades must be pre-cleared by the MacKay Shields Legal/Compliance Department and require, among other things, that the transaction (a) be a purchase or sale for no consideration other than cash payments against prompt delivery of the security, (b) is effected at the independent market price of the security determined in accordance with applicable methodology; and (c) be effected with no brokerage commission.
Our Valuation Procedures, which provide, among other requirements, that any fair valuation of a security recommended by a portfolio manager be approved by portfolio managers from two other distinct portfolio management areas.

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
▪	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

▪	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
The structure of MacKay Shields portfolio management teams enables each portfolio manager to be fairly compensated based on the overall performance of the Fund as well as his or her individual contribution. Portfolio managers are evaluated based on the performance of their security selections relative to the benchmark, to the sector as well as their overall contribution to the Fund. MacKay Shields believes this structure properly motivates each member of the portfolio management team to outperform for our clients. while utilizing the team approach. Portfolio managers and analysts are not compensated for the solicitation or acquisition of new clients or the retention of existing clients.
The firm sets base salaries at competitive levels, which are verified by industry surveys, to attract and maintain the best professional talent. In addition, an incentive bonus equal to a significant percentage of the firm’s pre-tax profits is paid annually to the firm’s employees based upon the individual’s performance and the profitability of the firm. The bonus generally represents a sizable amount relative to the base salary, and when considered with the base salary, results in a highly attractive level of total cash compensation for the firm’s professional employees. Every MacKay Shields employee participates in this firm-wide bonus pool. This approach instills a strong sense of commitment on the part of each employee towards the overall success of the firm. We do not utilize defined ranges or established grading schedules in determining compensation.
In addition to sharing in the firm’s overall success through our year-end discretionary bonus, the firm offers a Phantom Stock Plan, which enhances the firm’s ability to attract, retain, motivate and reward key executives. Awards can be made annually and vesting takes place over a period of several subsequent years. Participation in the Plan by senior professionals is contingent upon the execution of an Executive Employment Agreement.

3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
None

/s/ Robert J. Centrella	12/31/07

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Robert J. Centrella

(Printed Name of person signing)

Managing Director

(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Principal Investor Fund, Inc. — Partners MidCap Growth Fund II

Name of Fund
Bruce I. Jacobs

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Jacobs Levy Equity Management Inc.

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of November 30, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts manaqed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:

➢ other pooled investment vehicles:

➢ other accounts:	104*	20,113,529,558

*	As of 11/30/07, Jacobs Levy managed only separate accounts. We did not manage our own registered investment companies or other pooled investment vehicles, and sub-advised funds only for Principal Financial Group and one other client as separate accounts in a multi-manager format.
▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:

➢ other pooled investment vehicles:

➢ other accounts:	20	3,884,821,198

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

Trade allocation among accounts is a potential conflict of interest. Our portfolio optimizer generates our trade programs. Traders do not have discretion to add securities or accounts to the trade program. The full allocation for all accounts across all strategies is determined prior to placing the order. In the event the order is only partially completed, a daily allocation is done on a fair basis, either pro rata or random, at the average price for the day. Allocation by account of actual shares traded is provided to the broker at the end of the day’s trading. This procedure treats all participating accounts across all strategies equitably with respect to the executed trade. External legal counsel has reviewed our trade allocation procedures, which are also stated in our Form ADV, and concur that these procedures adequately address the potential conflict of interest issue. Our trade allocation procedures are also reviewed and tested annually by Ernst & Young, our independent accountants, as part of their SAS 70 examination of our operating procedures and internal controls.
2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
▪	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

▪	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
Each portfolio manager receives a fixed salary and a percentage of the profits of the firm, which is based upon the portfolio manager’s ownership interest in the firm. The firm’s profits are derived from the fees it receives from client accounts. For most client accounts, the firm receives a fee based upon a percentage of assets under management (the “Basic Fee”). For some accounts, the firm receives a fee that is adjusted based upon the performance of the account compared to a benchmark. The type of performance adjusted fee, the measurement period for the fee and the benchmark vary by client. Common benchmarks include the S&P 500, Russell 1000, Russell 2000 and Russell 3000. In some cases, the Basic Fee is adjusted based upon the trailing returns (e.g., annualized trailing 12 quarter returns) of the account relative to an annualized benchmark return plus a specified number of basis points. In other cases, the firm receives the Basic Fee and a percentage of the profits in excess of a benchmark plus a specified number of basis points.

3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
The Portfolio Manager held no securities in the Fund.

/s/ Heath N. Weisberg	12/28/07

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Heath N. Weisberg

(Printed Name of person signing)

General Counsel/Chief Compliance Officer

(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Principal Investor Fund, Inc. — Partners MidCap Growth Fund II

Name of Fund
Kenneth N. Levy

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Jacobs Levy Equity Management Inc.

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of November 30, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:

➢ other pooled investment vehicles:

➢ other accounts:	104 *	20,113,529,558

*	As of 11/30/07, Jacobs Levy managed only separate accounts. We did not manage our own registered investment companies or other pooled investment vehicles, and sub-advised funds only for Principal Financial Group and one other client as separate accounts in a multi-manager format.
▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:

➢ other pooled investment vehicles:

➢ other accounts:	20	3,884,821,198

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

Trade allocation among accounts is a potential conflict of interest. Our portfolio optimizer generates our trade programs. Traders do not have discretion to add securities or accounts to the trade program. The full allocation for all accounts across all strategies is determined prior to placing the order. In the event the order is only partially completed, a daily allocation is done on a fair basis, either pro rata or random, at the average price for the day. Allocation by account of actual shares traded is provided to the broker at the end of the day’s trading. This procedure treats all participating accounts across all strategies equitably with respect to the executed trade. External legal counsel has reviewed our trade allocation procedures, which are also stated in our Form ADV, and concur that these procedures adequately address the potential conflict of interest issue. Our trade allocation procedures are also reviewed and tested annually by Ernst & Young, our independent accountants, as part of their SAS 70 examination of our operating procedures and internal controls.
2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
▪	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

▪	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
Each portfolio manager receives a fixed salary and a percentage of the profits of the firm, which is based upon the portfolio manager’s ownership interest in the firm. The firm’s profits are derived from the fees it receives from client accounts. For most client accounts, the firm receives a fee based upon a percentage of assets under management (the “Basic Fee”). For some accounts, the firm receives a fee that is adjusted based upon the performance of the account compared to a benchmark. The type of performance adjusted fee, the measurement period for the fee and the benchmark vary by client. Common benchmarks include the S&P 500, Russell 1000, Russell 2000 and Russell 3000. In some cases, the Basic Fee is adjusted based upon the trailing returns (e.g., annualized trailing 12 quarter returns) of the account relative to an annualized benchmark return plus a specified number of basis points. In other cases, the firm receives the Basic Fee and a percentage of the profits in excess of a benchmark plus a specified number of basis points.

3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 -$50,000; $50,001 - $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

The Portfolio Manager held no securities in the Fund.

/s/ Heath N. Weisberg	12/28/07
(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Heath N. Weisberg
(Printed Name of person signing

General Counsel/Chief Compliance Officer
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
PRINCIPAL INVESTORS PARTNERS MIDCAP GROWTH II FUND

Name of Fund
MACKAY SHIELDS’ EQUITY GROWTH TEAM, LED BY EDMUND SPELMAN AND ROBERT CENTRELLA

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
MACKAY SHIELDS LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
As previously reported. MacKay Shields utilizes a team approach in all aspects of investment management decision making process and the development of investment policy. No single portfolio manager is solely responsible for any individual account.
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	9	$3.66 billion

➢ other pooled investment vehicles:	—	—

➢ other accounts:	17	$1.33 billion

Note: The information reported above pertains to all growth equity portfolios managed by the team.
▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	—	—

➢ other pooled investment vehicles:	—	—

➢ other accounts:	1	$7 million

Note: The information reported above pertains to all growth equity portfolios managed by the team.
▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

All MacKay Shields portfolio management groups also provide portfolio services for other MacKay Shields accounts, which may include mutual funds, institutional managed accounts and private commingled funds.

MacKay Shields has performance-based fee arrangements with “eligible clients” (as that term is defined under Rule 205-3 of the Investment Advisers Act of 1940) who have requested such arrangements. Performance-based fees may be calculated as a percentage of returns, or as a percentage of the increase in net asset value, and may be tied to a client-directed benchmark or loss carry forward. A portion of these performance-based fees forms a part of the bonus pool for all MacKay Shields employees. Certain portfolio managers who are responsible for managing some of the “eligible clients” who have performance-based fees share a performance fee based on the performance of the account. Such arrangements may appear to create an incentive to make riskier, more speculative investments than would be the case under a solely asset-based fee arrangement.

To address potential conflicts of interest, MacKay Shields has adopted various policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a fair and appropriate manner. In addition, MacKay Shields has adopted a Code of Ethics and other policies and procedures that recognize a manager’s obligation to treat all of its clients, including the Fund, fairly and equitably. These policies, procedures, and the Code are designed to restrict a portfolio manager from favoring one client over another.

It is the policy of MacKay Shields not to favor any one client over another. Consistent with this policy, MacKay Shields has the following procedures, among others: (1) Trade Allocation Procedures that provide for the pro rata allocation of investment opportunities among clients in a particular strategy, with certain exceptions; (2) a general prohibition against same day opposite direction transactions; and (3) short sale trade procedures requiring pre-approval of short sales and restricting certain short sales.

The Trade Allocation Procedures provide that: (1) no client will be favored over any other client; (2) trades should be pre-allocated, subject to certain exceptions, and allocations should be in writing; and (3) MacKay Shields’ Legal/Compliance Department conducts periodic reviews of client account performance as a function of allocation to assure that no account or group of accounts is being preferred systematically in the allocation process.

Our Cross Trading Policy provides that all cross trades must be pre-cleared by the MacKay Shields Legal/Compliance Department and require, among other things, that the transaction (a) be a purchase or sale for no consideration other than cash payments against prompt delivery of the security, (b) is effected at the independent market price of the security determined in accordance with applicable methodology; and (c) be effected with no brokerage commission.

Our Valuation Procedures, which provide, among other requirements, that any fair valuation of a security recommended by a portfolio manager be approved by portfolio managers from two other distinct portfolio management areas.

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
▪	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

▪	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

The structure of MacKay Shields portfolio management teams enables each portfolio manager to be fairly compensated based on the overall performance of the Fund as well as his or her individual contribution. Portfolio managers are evaluated based on the performance of their security selections relative to the benchmark, to the sector as well as their overall contribution to the Fund. MacKay Shields believes this structure properly motivates each member of the portfolio management team to outperform for our clients, while utilizing the team approach. Portfolio managers and analysts are not compensated for the solicitation or acquisition of new clients or the retention of existing clients.

The firm sets base salaries at competitive levels, which are verified by industry surveys, to attract and maintain the best professional talent. In addition, an incentive bonus equal to a significant percentage of the firm’s pre-tax profits is paid annually to the firm’s employees based upon the individual’s performance and the profitability of the firm. The bonus generally represents a sizable amount relative to the base salary, and when considered with the base salary, results in a highly attractive level of total cash compensation for the firm’s professional employees. Every MacKay Shields employee participates in this firm-wide bonus pool. This approach instills a strong sense of commitment on the part of each employee towards the overall success of the firm. We do not utilize defined ranges or established grading schedules in determining compensation.

In addition to sharing in the firm’s overall success through our year-end discretionary bonus, the firm offers a Phantom Stock Plan, which enhances the firm’s ability to attract, retain, motivate and reward key executives. Awards can be made annually and vesting takes place over a period of several subsequent years. Participation in the Plan by senior professionals is contingent upon the execution of an Executive Employment Agreement.

3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
None

/s/ Edmund Spelman	12/31/07
(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Edmund Spelman
(Printed Name of person signing)

Sr. Managing Director
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Principal Investor Fund, Inc. — Partners MidCap Value Fund

Name of Fund
Bruce I. Jacobs

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Jacobs Levy Equity Management Inc.

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:

➢ other pooled investment vehicles:

➢ other accounts:	108 *	22,589,125,837

*	As of 10/31/07, Jacobs Levy managed only separate accounts. We did not manage our own registered investment companies or other pooled investment vehicles, and sub-advised funds only for Principal Financial Group and one other client as separate accounts in a multi-manager format.
▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:

➢ other pooled investment vehicles:

➢ other accounts:	21	4,381,477,190

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

Trade allocation among accounts is a potential conflict of interest. Our portfolio optimizer generates our trade programs. Traders do not have discretion to add securities or accounts to the trade program. The full allocation for all accounts across all strategies is determined prior to placing the order. In the event the order is only partially completed, a daily allocation is done on a fair basis, either pro rata or random, at the average price for the day. Allocation by account of actual shares traded is provided to the broker at the end of the day’s trading. This procedure treats all participating accounts across all strategies equitably with respect to the executed trade. External legal counsel has reviewed our trade allocation procedures, which are also stated in our Form ADV, and concur that these procedures adequately address the potential conflict of interest issue. Our trade allocation procedures are also reviewed and tested annually by Ernst & Young, our independent accountants, as part of their SAS 70 examination of our operating procedures and internal controls.
2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
▪	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

▪	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
Each portfolio manager receives a fixed salary and a percentage of the profits of the firm, which is based upon the portfolio manager’s ownership interest in the firm. The firm’s profits are derived from the fees it receives from client accounts. For most client accounts, the firm receives a fee based upon a percentage of assets under management (the “Basic Fee”). For some accounts, the firm receives a fee that is adjusted based upon the performance of the account compared to a benchmark. The type of performance adjusted fee, the measurement period for the fee and the benchmark vary by client. Common benchmarks include the S&P 500, Russell 1000, Russell 2000 and Russell 3000. In some cases, the Basic Fee is adjusted based upon the trailing returns (e.g., annualized trailing 12 quarter returns) of the account relative to an annualized benchmark return plus a specified number of basis points. In other cases, the firm receives the Basic Fee and a percentage of the profits in excess of a benchmark plus a specified number of basis points.

3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

The Portfolio Manager held no securities in the Fund.

/s/ Heath N. Weisberg	12/28/07
(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Heath N. Weisberg
(Printed Name of person signing)

General Counsel/Chief Compliance Officer
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Principal Investor Fund, Inc. — Partners MidCap Value Fund

Name of Fund
Kenneth N. Levy

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Jacobs Levy Equity Management Inc.

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category;

	Number of	Total
	Accounts	Assets
➢ registered investment companies:

➢ other pooled investment vehicles:

➢ other accounts:	108*	22,589,125,837

*	As of 10/31/07, Jacobs Levy managed only separate accounts. We did not manage our own registered investment companies or other pooled investment vehicles, and sub-advised funds only for Principal Financial Group and one other client as separate accounts in a multi-manager format.
▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:

➢ other pooled investment vehicles:

➢ other accounts:	21	4,381,477,190

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

Trade allocation among accounts is a potential conflict of interest. Our portfolio optimizer generates our trade programs. Traders do not have discretion to add securities or accounts to the trade program. The full allocation for all accounts across all strategies is determined prior to placing the order. In the event the order is only partially completed, a daily allocation is done on a fair basis, either pro rata or random, at the average price for the day. Allocation by account of actual shares traded is provided to the broker at the end of the day’s trading. This procedure treats all participating accounts across all strategies equitably with respect to the executed trade. External legal counsel has reviewed our trade allocation procedures, which are also stated in our Form ADV, and concur that these procedures adequately address the potential conflict of interest issue. Our trade allocation procedures are also reviewed and tested annually by Ernst & Young, our independent accountants, as part of their SAS 70 examination of our operating procedures and internal controls.
2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
▪	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

▪	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
Each portfolio manager receives a fixed salary and a percentage of the profits of the firm, which is based upon the portfolio manager’s ownership interest in the firm. The firm’s profits are derived from the fees it receives from client accounts. For most client accounts, the firm receives a fee based upon a percentage of assets under management (the “Basic Fee”). For some accounts, the firm receives a fee that is adjusted based upon the performance of the account compared to a benchmark. The type of performance adjusted fee, the measurement period for the fee and the benchmark vary by client. Common benchmarks include the S&P 500, Russell 1000, Russell 2000 and Russell 3000. In some cases, the Basic Fee is adjusted based upon the trailing returns (e.g., annualized trailing 12 quarter returns) of the account relative to an annualized benchmark return plus a specified number of basis points. In other cases, the firm receives the Basic Fee and a percentage of the profits in excess of a benchmark plus a specified number of basis points.

3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $ 100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

The Portfolio Manager held no securities in the Fund.

/s/ Heath N. Weisberg	12/28/07
(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Heath N. Weisberg
(Printed Name of person signing)

General Counsel/Chief Compliance Officer
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Mid Cap Value

Name of Fund
S. Basu Mullick

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Neuberger Berman, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
Please note, we employ a team approach across the management of all fixed income portfolios. There is a lead portfolio manager who is responsible for each portfolio. The lead portfolio manager ensures that portfolio construction is consistent with each client’s objectives, investment guidelines, and risk profile.
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
($ in millions)	Accounts	Assets
➢ registered investment companies[1]:	2	$ 520

➢ other pooled investment vehicles:	—	—

➢ other accounts[2]:	8	$ 2,879

[1]	Figure represents Mutual Fund portfolios

[2]	Figure represents sub-advised accounts and an Institutional Separate Account

*	As of September 30, 2007
▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	—	—

➢ other pooled investment vehicles:	—	—

➢ other accounts[1]:	6	2,863

[1]	Figure represents sub-advised accounts

*	As of September 30, 2007

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

Lehman Brothers is a full service securities firm engaged in a wide range of businesses and from time to time, in the ordinary course of its business, Lehman Brothers or its affiliates may hold long or short positions and trade or otherwise effect transactions for its own account or the account of its customers in debt or equity securities or loans of its clients or other companies which may be involved in transactions with Lehman Brothers. Additionally, at any time Lehman Brothers/and or its affiliates may be engaged in ordinary brokerage, asset management, investment banking, capital markets, research and arbitrage activities that may involve one or more of these clients and other companies and their respective securities or loans. When engaging in such activities, Lehman Brothers and its affiliates comply with their established policies and procedures regarding the use of material non-public information, including the maintenance of information barriers that restrict access to such information within Lehman Brothers and its affiliates except on a need-to-know basis.
2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
▪	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Compensation

Employee compensation typically falls into two primary structures: salary and discretionary bonus or production based compensation.

Portfolio Managers are typically compensated on the basis of a salary and an annual discretionary, performance-based bonus, which is in the form of cash and conditional equity awards (LBHI restricted stock units and/or stock options). Elements of consideration for the discretionary bonuses are overall portfolio performance in relation to their peers, the ability to attract and retain clients, assets under management, the current market conditions, and overall contribution to the firm. Managers are also evaluated on their collaboration with their client relationship and sales staff, their franchise building activities, teamwork, people and product development, and their corporate citizenship.

The percentage of compensation varies by position, experience/level and performance. In general, the more senior the investment professional, the greater the amount of variable compensation as a percentage of total compensation is available to them. Compensation programs are reviewed periodically to ensure competitiveness both internally and with the external market.

Research Analysts receive a base salary and discretionary bonus in the form of cash and conditional equity awards (restricted stock units and/or stock options), based upon the performance of their recommendations, impact on portfolios and additional contributions to the department and Firm.

Generally speaking, for senior investment professionals (Senior Vice Presidents and Managing Directors), the following are guidelines of the different compensation components as a percentage of total compensation:

Salary:	20% - 30%
Cash Bonus:	30% - 40%
Equity incentive compensation:	30% - 40%
Incentives

The total compensation approach is designed to reflect performance and compensation initiatives that seek to attract, motivate and retain talented professionals. We believe our compensation structure is highly competitive with other firms in our industry. Generally, we do not lose our valued staff members to competing firms for compensation reasons. Attractive financial compensation is one aspect of our approach to retaining and motivating our staff. At the highest level, compensation reflects the profitability of each of the Firm’s product areas. While compensation is important to attracting and retaining a top-quality team, the investment professionals are also motivated through their direct involvement in our investment processes. Each professional is a member of a highly regarded company that offers a challenging and rewarding work environment. The Firm has a flat organizational structure that provides latitude for individual initiatives and contributions that directly impact portfolio returns.

Equity Ownership

All full-time employees participate in equity ownership through the Lehman Brothers Equity Award Program. Deferred compensation is on a five year vesting schedule and is a useful tool with respect to retention of key employees. The portion of compensation paid in equity increases as employees attain more senior positions and as total compensation rises. As shareholders, employees are encouraged to act like owners and drive shareholder value everyday. Lehman Brothers believes that employee ownership is a key element to the success of the Firm and its reputation as an organization that provides world class services to clients.

3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, S1 — $10,000; $10,001 - $50,000; $50,001 — $ 100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
Portfolio Managers may invest a portion of their assets in the fund that they manage. As a policy, we do not make percentages of an individual’s investments available for disclosure as personal investments are dictated by different circumstances.

/s/ Peter Slattery	1/10/08
(Signature of person authorized to sign on behalf of the Sub-Advisor)	Date

Peter Slattery
(Printed Name of person signing)

Senior Vice President
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Principal Investors Fund — Partners MidCap Value Fund I

Name of Fund
Dolores Bamford, Scott Carroll, Lisa Parisi

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Goldman Sachs Asset Management, L.P. (“GSAM”)

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	33	17 bln

➢ other pooled investment vehicles:	3	317 mln

➢ other accounts:	280	15 bln

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:

➢ other pooled investment vehicles:	3	317 mln

➢ other accounts:	2	223 mln

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
Conflicts of Interest. GSAM’s portfolio managers are often responsible for managing one or more funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. GSAM seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.
2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based), for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
▪	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash, Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, of operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

▪	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
The Investment Adviser’s Value Team (“Value Team”) compensation package for its portfolio managers is comprised of a base salary and a performance bonus. The performance bonus is a function of each portfolio manager’s individual performance and his or her contribution to overall team performance. Portfolio managers are rewarded for their ability to outperform a benchmark while managing risk appropriately. Compensation is also influenced by the Value Team’s total revenues for the past year which in part is derived from advisory fees, and for certain accounts performance based fees. Anticipated compensation levels among competitor firms may also be considered, but are not a principal factor.

The performance bonus is significantly influenced by 3 year period of investment performance. The following criteria are considered:
▪	Individual performance (relative, absolute)

▪	Team performance (relative, absolute)

▪	Consistent performance that aligns with clients’ objectives

▪	Achievement of top rankings (relative and competitive)
In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman, Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

Certain GSAM portfolio managers may also participate in the firm’s Partner Compensation Plan, which covers many of the firm’s senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs’ overall financial performance.

3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

None. Due to GSAM’s internal policies, GSAM portfolio managers are generally prohibited from purchasing shares of Sub-Advised Funds for which they have primary responsibility.

/s/ Scott Kilgallen (Signature of person authorized to sign on behalf of the Sub-Advisor)	2/12/08 (Date)

Scott Kilgallen
(Printed Name of person signing)

Managing Director
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Principal Investors Fund — Partners MidCap Value Fund I

Name of Fund
David L. Berdon, Andrew Braun, Scan Gallagher, Edward Perkin, Eileen Rominger

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Goldman Sachs Asset Management, L.P. (“GSAM”)

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
4.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	28	15 bln

➢ other pooled investment vehicles:	3	317 mln

➢ other accounts:	259	14 bln

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:

➢ other pooled investment vehicles:	3	317 mln

➢ other accounts:	1	81 mln

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
Conflicts of Interest. GSAM’s portfolio managers are often responsible for managing one or more funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. GSAM seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

5.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
▪	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

▪	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
The Investment Adviser’s Value Team (“Value Team”) compensation package for its portfolio managers is comprised of a base salary and a performance bonus. The performance bonus is a function of each portfolio manager’s individual performance and his or her contribution to overall team performance. Portfolio managers are rewarded for their ability to outperform a benchmark while managing risk appropriately. Compensation is also influenced by the Value Team’s total revenues for the past year which in part is derived from advisory fees, and for certain accounts performance based fees. Anticipated compensation levels among competitor firms may also be considered, but are not a principal factor.

The performance bonus is significantly influenced by 3 year period of investment performance. The following criteria are considered:
▪	Individual performance (relative, absolute)

▪	Team performance (relative, absolute)

▪	Consistent performance that aligns with clients’ objectives

▪	Achievement of top rankings (relative and competitive)
In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401 k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman, Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

Certain GSAM portfolio managers may also participate in the firm’s Partner Compensation Plan, which covers many of the firm’s senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs’ overall financial performance.

6.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

None. Due to GSAM’s internal, policies, GSAM portfolio managers are generally prohibited from purchasing shares of Sub-Advised Funds for which they have primary responsibility.

/s/ Scott Kilgallen (Signature of person authorized to sign on behalf of the Sub-Advisor)	2/12/08 (Date)

Scott Kilgallen
(Printed Name of person signing)

Managing Director
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Principal Investors Fund — Partners MidCap Value Fund I

Name of Fund
J. Kelly Flynn

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Goldman Sachs Asset Management, L.P. (“GSAM”)

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
7.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	12	12 bln

➢ other pooled investment vehicles:	3	317 mln

➢ other accounts:	55	4 bln

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:

➢ other pooled investment vehicles:	3	317 mln

➢ other accounts:	1	141 mln

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
Conflicts of Interest. GSAM’s portfolio managers are often responsible for managing one or more funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. GSAM seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

8.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
▪	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

▪	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives pan of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
The Investment Adviser’s Value Team (“Value Team”) compensation package for its portfolio managers is comprised of a base salary and a performance bonus. The performance bonus is a function of each portfolio manager’s individual performance and his or her contribution to overall team performance. Portfolio managers are rewarded for their ability to outperform a benchmark while managing risk appropriately. Compensation is also influenced by the Value Team’s total revenues for the past year which in part is derived from advisory fees, and for certain accounts performance based fees. Anticipated compensation levels among competitor firms may also be considered, but are not a principal factor.

The performance bonus is significantly influenced by 3 year period of investment performance. The following criteria are considered:
▪	Individual performance (relative, absolute)

▪	Team performance (relative, absolute)

▪	Consistent performance that aligns with clients’ objectives

▪	Achievement of top rankings (relative and competitive)
In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman, Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

Certain GSAM portfolio managers may also participate in the firm’s Partner Compensation Plan, which covers many of the firm’s senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs’ overall financial performance.

9.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001,- $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. if the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

None. Due to GSAM’s internal policies, GSAM portfolio managers are generally prohibited from purchasing shares of Sub-Advised Funds for which they have primary responsibility.

/s/ Scott Kilgallen (Signature of person authorized to sign on behalf of the Sub-Advisor)	2/12/08 (Date)

Scott Kilgallen
(Printed Name of person signing)

Managing Director (Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Partners Mid Cap Value Fund I

Name of Fund
Dave Borger

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Los Angeles Capital Management

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Asset
➢ registered investment companies:	14	$1.4 billion

➢ other pooled investment vehicles:	1	$221 million

➢ other accounts:	32	$3.6 billion

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	$0

➢ other pooled investment vehicles:	1	$221 million

➢ other accounts:	7	$961 million

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
All accounts are managed in a consistent fashion based on the firm’s Dynamic Alpha stock selection model. As a result, each account benefits equally from the changes that are implemented.

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
▪	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, term, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

▪	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
Compensation consists of salary and dividends based upon firm profitability. Compensation is not tied to the performance or value of assets in a portfolio.

3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $ 100,000; $100,001 —$ 500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

None.

/s/ David Borger
(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

David Borger
(Printed Name of person signing)

Dir Research
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Partners Mid Cap Value Fund I

Name of Fund
Christine Kugler

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Los Angeles Capital Management

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number Of	Total
	Accounts	Asset
➢ registered investment companies:	14	$1.4 million

➢ other pooled investment vehicles:	1	$221 million

➢ other accounts:	32	$3.6 million

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number Of	Total
	Accounts	Assets
➢ registered investment companies:	0	$0

➢ other pooled investment vehicles:	1	$221 million

➢ other accounts:	7	$961 million

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
All accounts are managed in a consistent fashion based on the firm’s Dynamic Alpha stock selection model. As a result, each account benefits equally from the changes that are implemented.

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
▪	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

▪	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e,g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
Compensation consists of salary and dividends based upon Firm profitability. Compensation is not tied to the performance or value of assets in a portfolio.

3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $ 100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

None.

/s/ Christine Kugler (Signature of person authorized to sign on behalf of the Sub-Advisor)	1/8/08 (Date)

Christine Kugler
(Printed Name of person signing)

Director
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Partners Mid Cap Value Fund I

Name of Fund
Stuart Matsuda

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Los Angeles Capital Management

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	14	$ 1.4 billion

➢ other pooled investment vehicles:	1	$221 million

➢ other accounts:	32	$3.6 billion

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	$0

➢ other pooled investment vehicles:	1	$221 million

➢ other accounts:	7	$961 million

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
All accounts are managed in a consistent fashion based on the firm’s Dynamic Alpha stock election model. As a result, each account benefits equally from the changes that are implemented.

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g. salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
▪	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

▪	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
Compensation consists of salary and dividends based upon firm profitability. Compensation is not tied to the performance or value of assets in a portfolio.

3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 -$10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $ 500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

None.

/s/ Stuart K. Matsuda	1/8/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Stuart K. Matsuda (Printed Name of person signing)

Principal (Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Partners Mid Cap Value Fund I

Name of Fund
Hal Reynolds

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Los Angeles Capital Management

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	14	$1.4 billion

➢ other pooled investment vehicles:	1	$221 million

➢ other accounts:	32	$3.6 billion

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	$0

➢ other pooled investment vehicles:	1	$221 million

➢ other accounts:	7	$961 million

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
All accounts are managed in a consistent fashion based on the firm’s Dynamic Alpha stock selection model. As a result, each account benefits equally from the changes that are implemented.

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensations based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
▪	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

▪	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
Compensation consists of salary and dividends based upon firm profitability. Compensation is not tied to the performance or value of assets in a portfolio.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $ 100,000; $100,001 — $ 500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

None.

/s/ Hal W. Reynolds	1/01/08

(Signature of person authorized to sign on behalf of Sub-Advisor)	(Date)

Hal W. Reynolds (Printed Name of person signing)

Chief Investment Officer (Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Partners Mid Cap Value Fund I

Name of Fund
Thomas D. Stevens

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Los Angeles Capital Management

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee. group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	14	$1.4 billion

➢ other pooled investment vehicles:	1	$221 million

➢other accounts:	32	$3.6 billion

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets

➢ registered investment companies:	0	$0

➢ other pooled investment vehicles:	1	$221 million

➢ other accounts:	7	$961 million

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
All accounts are managed in a consistent fashion based on the firm’s Dynamic Alpha stock selection model. As a result, each account benefits equally from the changes that are implemented.

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based or Fund pre- or after-tax performance over a certain time period, and whether (and, if any how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
▪	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

▪	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
Compensation consists of salary and dividends based upon firm profitability. Compensation is not tied to the performance or value of assets in a portfolio.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for no holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

None.

/s/ Thomas D. Stevens	1/8/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Thomas D. Stevens (Printed name of person signing)

Chairman (Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Principal Investor Funds — Partners Small Cap Blend

Name of Fund
Ronald P. Gala, CFA

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Mellon Capital Management

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	8	$1,552.4MM

➢ other pooled investment vehicles:	0	0

➢ other accounts:	19	$1,771.7MM

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	0

➢ other pooled investment vehicles:	0	0

➢ other accounts:	4	$473.7MM

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

There have been no material conflicts of interest in connection with the management of the fund and any of the manager’s other accounts.

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
▪	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

▪	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

The portfolio manager’s cash compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long term incentive). Funding for the Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall company profitability. Therefore, all bonus awards are based initially on Company performance. The investment professionals are eligible to receive annual cash bonus awards from the incentive compensation plan. Annual awards are granted in March for the prior calendar year. Individual awards for investment professionals are discretionary, based on product performance, goals established at the beginning of each calendar year and a subjective evaluation of the portfolio manager’s contribution to the overall investment process. Also considered in determining individual awards are team participation and general contributions to the firm.

All portfolio managers are also eligible to participate in the Long Term Incentive Plan. This plan provides for an annual award, payable in deferred cash that cliff vests after 3 years, with an interest rate equal to the average year over year earnings growth of the firm (capped at 20% per year). Management has discretion with respect to actual participation and award size.

3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $ 100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

None.

/s/ Ronald P. Gala	January 8, 2008

(Signature of person authorized to sign on behalf of Sub-Advisor)	(Date)

Ronald P. Gala, CFA (Printed Name of person signing)

Portfolio Manager (Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Principal Investors Fund — Partners Small Cap Blend
Name of Fund
Peter D. Goslin, CFA
Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Mellon Capital Management
Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	5	$726.8 MM

➢ other pooled investment vehicles:	1	$195.0 MM

➢ other accounts:	8	$167.7 MM

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	0

➢ other pooled investment vehicles:	0	0

➢ other accounts:	0	0

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
There have been no material conflicts of interest in connection with the management of the fund and any of the manager’s other accounts.

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
•	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

•	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
The portfolio manager’s cash compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long term incentive). Funding for the Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall company profitability. Therefore, all bonus awards are based initially on Company performance. The investment professionals are eligible to receive annual cash bonus awards from the incentive compensation plan. Annual awards are granted in March for the prior calendar year. Individual awards for investment professionals are discretionary, based on product performance, goals established at the beginning of each calendar year and a subjective evaluation of the portfolio manager’s contribution to the overall investment process. Also considered in determining individual awards are team participation and general contributions to the firm.
All portfolio managers are also eligible to participate in the Long Term Incentive Plan. This plan provides for an annual award, payable in deferred cash that cliff vests after 3 years, with an interest rate equal to the average year over year earnings growth of the firm (capped at 20% per year). Management has discretion with respect to actual participation and award size.

3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
     None.

/s/ Peter D. Goslin	January 8, 2008

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Peter D. Goslin. CFA
(Printed Name of person signing)

Portfolio Manager
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Partners Small Cap Growth Fund
Name of Fund
Bruce Aranow, Kumar Kirpalani, Samantha Lau and Wen-Tse Tseng
Name of Portfolio Manager
AllianceBernstein L.P.
Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
4.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	396	217,279

➢ other pooled investment vehicles:	941	78,520

➢ other accounts:	174,171	461,059

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	8	40,660

➢ other pooled investment vehicles:	2	1,640

➢ other accounts:	148	46,115

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

5.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
•	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

•	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
6.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

/s/ Jennifer Bergenfeld	1/11/08

Jennifer Bergenfeld,	(Date)
Vice President and Counsel

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Principal Investors Fund, Inc. (PIF) — Partners SmallCap Growth Fund II
Name of Fund
Joseph W. Garner
Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Emerald Advisers, Inc.
Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number OF	Total
	Accounts	Assets
➢ registered investment companies:	3	$268 mm

➢ other pooled investment vehicles:	0	0

➢ other accounts:	65	$1,606 mm

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number Of	Total
	Accounts	Assets
➢ registered investment companies:	0	0

➢ other pooled investment vehicles:	0	0

➢ other accounts:	0	0

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
▪	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

▪	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Emerald has a company-wide compensation/Incentive plan. A consulting firm aided in the development of this plan.

The first stage was implemented in 1999, and included a salary grid structure for all employees and job titles. The firm’s Compensation Committee (which includes members of Emerald’s board of directors) can adjust an individual’s salary based on actual job performance. The salary grid points were chosen in concert with the Consultant following an industry review and comparison survey.

The second stage is a quarterly Bonus Plan that keys job performance to eligibility and amount. The “firm-wide” component, which mandates whether or not the firm as a whole will pay yearly bonuses, is tied to the firm’s performance and was adopted beginning in 2000. Bonuses can range from zero to 300% of base salaries. If the firm’s performance is sufficient to warrant bonus payments, the Compensation Committee decides on a percentage payout of the eligible bonus pool to each operating area: Portfolio Management, Research, Marketing and Operations. Finally, each unit’s Managing Director assigns specific employee bonus amounts from the eligible pool, based on quarterly performance reviews and the managers relative performance against the Russell 2000 Growth Index and Russell Mid Cap Growth Index for rolling Quarter, Year, and Five Year periods. Sign-off from the Compensation Committee is the final step to the stage.

Emerald has consistently awarded or offered the purchase of direct equity ownership in the firm to key employees. Emerald believes it has a competitive compensation/incentive structure relative to its industry based both on the Involvement of the Consultant and the fact that it has consistently retained its key senior management staff over the long-term.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $ 100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
None. Our portfolio managers are prohibited from purchasing shares of this fund.

/s/ Joseph W. Garner (Signature of person authorized to sign on behalf of the Sub-Advisor)	1/2/07 (Date)

Joseph W. Garner (Printed Name of person signing)

Director of Research/Portfolio Manager (Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
PARTNERS SMALL CAP GROWTH FUND II
Name of Fund
Paul. Graham
Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
UBS Global Asset Management (Americas) Inc.
Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number Of	Total
	Accounts	Assets
➢ registered investment companies:	4	$561.8 million

➢ other pooled investment vehicles:	2	$207.7 million

➢ other accounts:	19	$530.4 million

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number Of	Total
	Accounts	Assets
➢ registered investment companies:	0	$0

➢ other pooled investment vehicles:	0	$0

➢ other accounts:	1	$61.3 million

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
The management of a portfolio and other accounts by a portfolio manager could result in potential conflicts of interest if the portfolio and other accounts have different objectives, benchmarks and fees because the portfolio manager and his team must allocate time and investment expertise across multiple accounts, including the portfolio. The portfolio manager and his team manage the portfolio and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. UBS Global Asset Management (Americas) Inc. manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.
If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the portfolio may not be able to take full advantage of that opportunity due to an allocation or filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, UBS Global Asset Management (Americas) Inc. has adopted procedures for allocating portfolio trades among multiple accounts to provide fair treatment to all accounts.
The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS Global Asset Management ( Americas ) Inc. has adopted Codes of Ethics that govern such personal trading, but there is no assurance that the Codes will adequately address all such conflicts.
2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
▪	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.
▪	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
As an employer, UBS Global Asset Management operates within a highly competitive compensation environment. To review industry comparatives, we measure our compensation structures against benchmark data of competitors provided by McLagan Partners, the industry standard provider for compensation measurement and assessment, on an annual basis. We also perform compensation analysis on an as-needed basis, e.g., when bringing new employees into the organization, or when the market shifts and we need to consider adjustments for retention purposes. Our Global Head of Compensation works closely with our parent company and various data sources to validate our procedures and assumptions.
Our compensation and benefits programs are designed to provide our investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of our investment professionals with the interests of our clients. Overall compensation can be grouped into four categories:
1.	Competitive salary, benchmarked annually to maintain very competitive compensation opportunities.

2.	Annual bonus, tied to individual contributions and investment performance.

3.	Analyst incentives, tied to performance of model portfolios.

4.	UBS equity awards, promoting company-wide success and employee retention.

Base salary is used to recognize the experience, skills and knowledge that our investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.
Annual bonuses are strictly and rigorously correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1 ) the firm’s overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual’s specific contribution to the firm’s results. We strongly believe that tying bonuses to both long-term (3-year) and shorter-term ( 1-year ) portfolio performance closely aligns our investment professionals’ interests with those of our clients.
Analyst Incentives. Because we value our proprietary research, we have designed a compensation system that has made investment analysis a highly regarded career within our firm. Grouped into 12 global sector teams, our analysts manage model portfolios in global and local sectors. Our portfolio managers use the model sector portfolios to build actual client portfolios. Analyst incentives are tied to the performance of the model portfolios, which we evaluate over rolling three-year periods. One-third of each analyst’s rating is based upon the performance of the model global sector portfolio; one-third on the model local sector portfolio; and one-third is a qualitative assessment of their contribution. We believe that this system closely aligns our analysts’ incentives with our clients.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $ 100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

$0

/s/ Rachel M. Wood / Mary T. Capasso (Signature of person authorized to sign on behalf of the Sub-Advisor)	1/30/08 (Date)

/s/ Rachel M. Wood / Mary T. Capasso (Printed Name of person signing)

Director/ Executive Director (Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Principal Investors Fund, Inc. (PIF) — Partners SmallCap Growth Fund II
Name of Fund
Kenneth G. Mertz II, CFA
Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Emerald Advisers, Inc.
Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number Of	Total
	Accounts	Assets
➢ registered investment companies:	3	$412 mm

➢ other pooled investment vehicles:	0	0

➢ other accounts:	70	$2,007 mm

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number Of	Total
	Accounts	Assets
➢ registered investment companies:	0	0

➢ other pooled investment vehicles:	0	0

➢ other accounts:	0	0

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
▪	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

▪	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Emerald has a company-wide compensation/incentive plan. A consulting firm aided in the development of this plan.

The first stage was implemented in 1999, and included a salary grid structure for all employees and job titles. The firm’s Compensation Committee (which Includes members of Emerald’s board of directors) can adjust an Individual’s salary based on actual job performance. The salary grid points were chosen in concert with the Consultant following an industry review and comparison survey.

The second stage is a quarterly Bonus Plan that keys job performance to eligibility and amount. The “firm-wide” component, which mandates whether or not the firm as a whole will pay yearly bonuses, is tied to the firm’s performance and was adopted beginning in 2000. Bonuses can range from zero to 300% of base salaries. If the firm’s performance is sufficient to warrant bonus payments, the Compensation Committee decides on a percentage payout of the eligible bonus pool to each operating area: Portfolio Management, Research, Marketing and Operations. Finally, each unit’s Managing Director assigns specific employee bonus amounts from the eligible pool, based on quarterly performance reviews and the managers relative performance against the Russell 2000 Growth Index and Russell Mid Cap Growth Index for rolling Quarter, Year, and Five Year periods. Sign-off from the Compensation Committee is the final step to the stage.

Emerald has consistently awarded or offered the purchase of direct equity ownership in the firm to key employees. Emerald believes it has a competitive compensation/incentive structure relative to its industry based both on the involvement of the Consultant and the fact that it has consistently retained its key senior management staff over the long-term.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $ 100,000; $100,001 — $500.000; $500.001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

None. Our portfolio managers are prohibited from purchasing shares of this fund.

/s/ Kenneth G. Mertz II, CFA (Signature of person authorized to sign on behalf of the Sub-Advisor)	1/2/07 (Date)

Kenneth G. Mertz II, CFA (Printed Name of person signing)

President & CIO (Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
PRINCIPAL INVESTORS FD — PARTNERS SMALL CAP GROWTH FUND II

Name of Fund
NANCY PRIAL

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Essex Investment Management Co, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	2	170,166,977

➢ other pooled investment vehicles:	10	206,590,906

➢ other accounts:	63	510,991,425

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	0

➢ other pooled investment vehicles:	1	1,621,028

➢ other accounts:	0	0

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
Essex is not aware of any material conflicts of interest in connection with the PM’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to question 1, on the other. Moreover, Essex has established written policies and procedures relating to its investment management and trading practices, including its trade allocation practices, as part of Essex’s internal controls in order to prevent such conflicts of interest from arising.

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
▪	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

▪	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
The professionals at Essex are compensated by a three-tiered approach. First, all of the investment professionals have industry-competitive base salaries and receive a percentage of the firm’s profits through a profit-sharing/pension plan. Second, Essex’s professionals receive a year-end bonus based on their personal performance and Essex’s composite performance relative to our peers and benchmark. Third, Essex offers a competitive benefit package including comprehensive family health coverage.
Essex’s yearly investment performance drives the portfolio managers’ incentive portion (“bonus”) of their compensation package. The portfolio managers’ bonus is based on their respective portfolios’ absolute, relative, and risk-adjusted performance. Eighty percent of the evaluation is based on performance of the portfolios and twenty percent is based on teamwork, communication, and other subjective criteria. We also incent them on their 1,2 and 3 year performance track record.
As an added retention mechanism, Essex offers ownership to both existing and prospective employees. The current ownership structure allows Essex to capitalize a portion of its free cash flow each year and transform it into stock ownership. Essex envisions granting ownership as an additional incentive to the employees who contribute the greatest to the firm’s future success.
Finally, Essex is committed to using a fundamental team approach and culture that encourages continuity among its investment professionals and makes a conscious effort to reward its team members accordingly.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $ 100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

None

/s/ Christopher P. McConnell	1/11/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Christopher P. McConnell
(Printed Name of person signing)

Chief Compliance Officer
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Principal Investors Fund, Inc. (PIF) — Partners SmallCap Growth Fund II

Name of Fund
Stacey L. Sears

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Emerald Advisers, Inc.

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	ASSETS
➢ registered investment companies:	2	$258mm

➢ other pooled investment vehicles:	0	0

➢ other accounts:	65	$1,606mm

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	0

➢ other pooled investment vehicles:	0	0

➢ other accounts:	0	0

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
▪	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

▪	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Emerald has a company-wide compensation/incentive plan. A consulting firm aided in the development of this plan.

The first stage was implemented in 1999, and included a salary grid structure for all employees and job titles. The firm’s Compensation Committee (which includes members of Emerald’s board of directors) can adjust an individual’s salary based on actual job performance. The salary grid points were chosen in concert with the Consultant following an industry review and comparison survey.

The second stage is a quarterly Bonus Plan that keys job performance to eligibility and amount. The “firm-wide” component, which mandates whether or not the firm as a whole will pay yearly bonuses, is tied to the firm’s performance and was adopted beginning in 2000. Bonuses can range from zero to 300% of base salaries. If the firm’s performance is sufficient to warrant bonus payments, the Compensation Committee decides on a percentage payout of the eligible bonus pool to each operating area: Portfolio Management, Research, Marketing and Operations. Finally, each unit’s Managing Director assigns specific employee bonus amounts from the eligible pool, based on quarterly performance reviews and the managers relative performance against the Russell 2000 Growth Index and Russell Mid Cap Growth Index for rolling Quarter, Year, and Five Year periods. Sign-off from the Compensation Committee is the final step to the stage.

Emerald has consistently awarded or offered the purchase of direct equity ownership in the firm to key employees. Emerald believes it has a competitive compensation/incentive structure relative to its industry based both on the involvement of the Consultant and the fact that it has consistently retained its key senior management staff over the long-term.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $ 100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
None. Our portfolio managers are prohibited from purchasing shares of this fund.

/s/ Stacey L. Sears	1/2/07

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Stacey L. Sears
(Printed Name of person signing)

Senior Vice President
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Partners Small Cap Growth Fund II

Name of Fund
David Wabnik

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
UBS Global Asset Management (Americas) Inc.

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	4	$561.8 million

➢ other pooled investment vehicles:	2	$207.7 million

➢ other accounts:	28	$491.0 million

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	TOTAL
	Accounts	Assets
➢ registered investment companies:	0	$0

➢ other pooled investment vehicles:	0	$0

➢ other accounts:	1	$61.3 million

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
The management of a portfolio and other accounts by a portfolio manager could result in potential conflicts of interest if the portfolio and other accounts have different objectives, benchmarks and fees because the portfolio manager and his team must allocate time and investment expertise across multiple accounts, including the portfolio. The portfolio manager and his team manage the portfolio and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. UBS Global Asset Management (Americas) Inc. manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.
If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the portfolio may not be able to take full advantage of that opportunity due to an allocation or filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, UBS Global Asset Management (Americas) Inc. has adopted procedures for allocating portfolio trades among multiple accounts to provide fair treatment to all accounts.
The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS Global Asset Management (Americas) Inc. has adopted Codes of Ethics that govern such personal trading, but there is no assurance that the Codes will adequately address all such conflicts.
2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
▪	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

▪	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
As an employer, UBS Global Asset Management operates within a highly competitive compensation environment. To review industry comparatives, we measure our compensation structures against benchmark data of competitors provided by McLagan Partners, the industry standard provider for compensation measurement and assessment, on an annual basis. We also perform compensation analysis on an as-needed basis, e.g., when bringing new employees into the organization, or when the market shifts and we need to consider adjustments for retention purposes. Our Global Head of Compensation works closely with our parent company and various data sources to validate our procedures and assumptions.
Our compensation and benefits programs are designed to provide our investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of our investment professionals with the interests of our clients. Overall compensation can be grouped into four categories:
1.	Competitive salary, benchmarked annually to maintain very competitive compensation opportunities.

2.	Annual bonus, tied to individual contributions and investment performance.

3.	Analyst incentives, tied to performance of model portfolios.

4.	UBS equity awards, promoting company-wide success and employee retention.

Base salary is used to recognize the experience, skills and knowledge that our investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.
Annual bonuses are strictly and rigorously correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm’s overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual’s specific contribution to the firm’s results. We strongly believe that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio performance closely aligns our investment professionals’ interests with those of our clients.
Analyst Incentives. Because we value our proprietary research, we have designed a compensation system that has made investment analysis a highly regarded career within our firm. Grouped into 12 global sector teams, our analysts manage model portfolios in global and local sectors. Our portfolio managers use the model sector portfolios to build actual client portfolios. Analyst incentives are tied to the performance of the model portfolios, which we evaluate over rolling three-year periods. One-third of each analyst’s rating is based upon the performance of the model global sector portfolio; one-third on the model local sector portfolio; and one-third is a qualitative assessment of their contribution. We believe that this system closely aligns our analysts’ incentives with our clients.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1 (a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $ 100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

$0

/s/ Rachel M. Wood / Mary T. Capasso	1/30/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Rachel M. Wood / Mary T. Capasso
(Printed Name of person signing)

Director/Executive Director
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Principal Investors Fund, Inc. — Small Cap Growth Fund Series III

Name of Fund
Stephen C. Brink

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Mazama Capital Management Inc.

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	11	1.575 Billion

➢ other pooled investment vehicles:	1	5.421 Million

➢ other accounts:	76	6.205 Billion

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	0

➢ other pooled investment vehicles:	0	0

➢ other accounts:	2	234 Million

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

As every member of the Investment Team has day-to-day management responsibilities with respect to more than one account and more than one investment strategy, actual or apparent conflicts may arise.

The compensation paid to Mazama for managing the Fund is based on a percentage of assets under management rather than a share of the gains. As described above, members of the Investment Team, as equity owners and by receiving a share of portfolio management fees, benefit from Mazama’s revenues and profitability. Conflicts of interest can arise to the extent that larger client accounts generate more fees and potentially larger profits for Mazama compared to small accounts. Two accounts pay fees based on a percentage of assets that can increase and decrease based on performance against a benchmark index, these two accounts are managed consistently with their stated investment strategy. Despite these differences Mazama believes that its trade allocation and other compliance procedures effectively address any related conflicts of interest. Otherwise, no member of the Investment Team is compensated in a way that would add to those conflicts of interest by creating an incentive to favor particular accounts over other accounts.
Execution and research services provided by brokers may not always be utilized in connection with the Fund or with other client accounts that may have paid the commission or a portion of the commission to the broker providing the services. Mazama allocates brokerage commissions for these services in a manner that it believes is fair and equitable and consistent with its fiduciary obligations to each of its clients.
If a member of the Investment Team identifies a limited investment opportunity that may be suitable for more than just the Fund or another client account, the Fund(s) may not be able to take full advantage of that opportunity. To mitigate this conflict of interest, Mazama aggregates orders for the Fund with orders from each of its other client accounts participating in the same strategy in order to ensure that clients are treated fairly and equitably over time and consistent with its fiduciary obligations to each of its clients.
Mazama has adopted policies and procedures to address and prevent the above conflicts of interest; however there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
▪	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

▪	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Mazama’s compensation structure is designed to attract and retain highly skilled investment professionals. The compensation is structured to maximize performance and keep the interests of each member of our portfolio management team aligned with those of our clients.

The incentive compensation structure keeps each member of the team focused on the relative performance of each strategy versus its respective benchmark. Each Portfolio Manager and Research Analyst receives a base salary representing 20-30% of cash compensation and a performance based incentive representing 70-80% of cash compensation. Performance based incentive compensation is based on: i) the portfolio management fees received by Mazama for all accounts under management; and ii) achieving specific annual excess return targets. The Investment Team does not distinguish between different accounts within each investment style/strategy with respect to compensation. Cash compensation increases as assets under management increase, whether by appreciation or by attracting new clients, both of which are accomplished by achieving higher than average excess returns. Excess returns are measured as the difference between our portfolio returns and the returns of the benchmark for the portion of the Fund managed by Mazama (i.e. Russell 2500 Growth Index).
Equity based incentives have been a significant part of Mazama’s compensation plan since the firm’s inception. In total, our Investment Team represents over 70% of the equity of the firm on a fully diluted basis. Every member of the Investment Team is either a direct equity owner or an option holder or both.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1 (a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $ 100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
None

/s/ Shannon M. Lynch	January 2, 2008

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Shannon M. Lynch
(Printed Name of person signing)

Chief Compliance Officer
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Partners Small Cap Growth III Fund

Name of Fund
Clifford Fox

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Columbus Circle Investors

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1. For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	3	$506.1M

➢ other pooled investment vehicles:	5	$293.6M

➢ other accounts:	97	$1,815.1M

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:

➢ other pooled investment vehicles:

➢ other accounts:

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Columbus Circle Investors offers all employees a competitive base salary plus a variable annual bonus (incentive compensation). The firm has established a bonus pool equivalent to 30% of the firm’s net income, which is used to compensate employees for their contributions to the success of specific investment products and the overall organization. On an annual basis, each employee is evaluated and the management team makes the final determination of the amount to be allocated to each individual.

CCI’s Portfolio Manager(s) for the fund is (are) also partner(s) of Columbus Circle Investors. Compensation consists of a competitive base salary, a quarterly bonus tied to the revenues generated by investment products for which they are responsible and firm profitability, and the manager’s partnership share of overall firm profits. The manager, along with all employees receives a company match on amounts contributed to the company 401(k) plan.

3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1 (a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $ 100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

None

/s/ Frank A. Cuttita	1/9/2008

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Frank A. Cuttita
(Printed Name of person signing)

Managing Director. Chief Administrative Officer/Chief Compliance Officer
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

Principal Investors Fund, Inc.—Small Cap Growth Fund Series III

Name of Fund
Gretchen M. Novak

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Mazama Capital Management. Inc.

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	11	1.575 Billion

➢ other pooled investment vehicles:	1	5.421 Million

➢ other accounts:	76	6.205 Billion

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	0

➢ other pooled investment vehicles:	0	0

➢ other accounts:	2	234 Million

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

As every member of the Investment Team has day-to-day management responsibilities with respect to more than one account and more than one investment strategy, actual or apparent conflicts may arise.

The compensation paid to Mazama for managing the Fund is based on a percentage of assets under management rather than a share of the gains. As described above, members of the Investment Team, as equity owners and by receiving a share of portfolio management fees, benefit from Mazama’s revenues and profitability. Conflicts of interest can arise to the extent that larger client accounts generate more fees and potentially larger profits for Mazama compared to small accounts. Two accounts pay fees based on a percentage of assets that can increase and decrease based on performance against a benchmark index, these two accounts are managed consistently with their stated investment strategy. Despite these differences Mazama believes that its trade allocation and other compliance procedures effectively address any related conflicts of interest. Otherwise, no member of the Investment Team is compensated in a way that would add to those conflicts of interest by creating an incentive to favor particular accounts over other accounts.
Execution and research services provided by brokers may not always be utilized in connection with the Fund or with other client accounts that may have paid the commission or a portion of the commission to the broker providing the services. Mazama allocates brokerage commissions for these services in a manner that it believes is fair and equitable and consistent with its fiduciary obligations to each of its clients.

If a member of the Investment Team identifies a limited investment opportunity that may be suitable for more than just the Fund or another client account, the Fund(s) may not be able to take full advantage of that opportunity. To mitigate this conflict of interest, Mazama aggregates orders for the Fund with orders from each of its other client accounts participating in the same strategy in order to ensure that clients are treated fairly and equitably over time and consistent with its fiduciary obligations to each of its clients.

Mazama has adopted policies and procedures to address and prevent the above conflicts of interest; however there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
▪	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

▪	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Mazama’s compensation structure is designed to attract and retain highly skilled investment professionals. The compensation is structured to maximize performance and keep the interests of each member of our portfolio management team aligned with those of our clients.

The incentive compensation structure keeps each member of the team focused on the relative performance of each strategy versus its respective benchmark. Each Portfolio Manager and Research Analyst receives a base salary representing 20-30% of cash compensation and a performance based incentive representing 70-80% of cash compensation. Performance based incentive compensation is based on: i) the portfolio management fees received by Mazama for all accounts under management; and ii) achieving specific annual excess return targets. The Investment Team does not distinguish between different accounts within each investment style/strategy with respect to compensation. Cash compensation increases as assets under management increase, whether by appreciation or by attracting new clients, both of which are accomplished by achieving higher than average excess returns. Excess returns are measured as the difference between our portfolio returns and the returns of the benchmark for the portion of the Fund managed by Mazama (i.e. Russell 2500 Growth Index).

Equity based incentives have been a significant part of Mazama’s compensation plan since the firm’s inception. In total, our Investment Team represents over 70% of the equity of the firm on a fully diluted basis. Every member of the Investment Team is either a direct equity owner or an option holder or both.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $ 100,000; $100,001 - $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
None

/s/ Shannon M. Lynch	January 2, 2008

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Shannon M. Lynch
(Printed Name of person signing)

Chief Compliance Officer
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

Principal Investors Fund, Inc. — Small Cap Growth Fund Series III

Name of Fund
Joel Rubenstein

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Mazama Capital Management, Inc.

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	11	1.575 Billion

➢ other pooled investment vehicles:	1	5.421 Million

➢ other accounts:	76	6.205 Billion

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	0

➢ other pooled investment vehicles:	0	0

➢ other accounts:	2	234 Million

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

As every member of the Investment Team has day-to-day management responsibilities with respect to more than one account and more than one investment strategy, actual or apparent conflicts may arise.

The compensation paid to Mazama for managing the Fund is based on a percentage of assets under management rather than a share of the gains. As described above, members of the Investment Team, as equity owners and by receiving a share of portfolio management fees, benefit from Mazama’s revenues and profitability. Conflicts of interest can arise to the extent that larger client accounts generate more fees and potentially larger profits for Mazama compared to small accounts. Two accounts pay fees based on a percentage of assets that can increase and decrease based on performance against a benchmark index, these two accounts are managed consistently with their stated investment strategy. Despite these differences Mazama believes that its trade allocation and other compliance procedures effectively address any related conflicts of interest. Otherwise, no member of the Investment Team is compensated in a way that would add to those conflicts of interest by creating an incentive to favor particular accounts over other accounts.
Execution and research services provided by brokers may not always be utilized in connection with the Fund or with other client accounts that may have paid the commission or a portion of the commission to the broker providing the services. Mazama allocates brokerage commissions for these services in a manner that it believes is fair and equitable and consistent with its fiduciary obligations to each of its clients.

If a member of the Investment Team identifies a limited investment opportunity that may be suitable for more than just the Fund or another client account, the Fund(s) may not be able to take full advantage of that opportunity. To mitigate this conflict of interest, Mazama aggregates orders for the Fund with orders from each of its other client accounts participating in the same strategy in order to ensure that clients are treated fairly and equitably over time and consistent with its fiduciary obligations to each of its clients.

Mazama has adopted policies and procedures to address and prevent the above conflicts of interest; however there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
▪	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

▪	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Mazama’s compensation structure is designed to attract and retain highly skilled investment professionals. The compensation is structured to maximize performance and keep the interests of each member of our portfolio management team aligned with those of our clients.

The incentive compensation structure keeps each member of the team focused on the relative performance of each strategy versus its respective benchmark. Each Portfolio Manager and Research Analyst receives a base salary representing 20-30% of cash compensation and a performance based incentive representing 70-80% of cash compensation. Performance based incentive compensation is based on: i) the portfolio management fees received by Mazama for all accounts under management; and ii) achieving specific annual excess return targets. The Investment Team does not distinguish between different accounts within each investment style/strategy with respect to compensation. Cash compensation increases as assets under management increase, whether by appreciation or by attracting new clients, both of which are accomplished by achieving higher than average excess returns. Excess returns are measured as the difference between our portfolio returns and the returns of the benchmark for the portion of the Fund managed by Mazama (i.e. Russell 2500 Growth Index).

Equity based incentives have been a significant part of Mazama’s compensation plan since the firm’s inception. In total, our Investment Team represents over 70% of the equity of the firm on a fully diluted basis. Every member of the Investment Team is either a direct equity owner or an option holder or both.

3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $ 100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
None

/s/ Shannon M. Lynch	January 2, 2008

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Shannon M. Lynch
(Printed Name of person signing)

Chief Compliance Officer
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

Principal Investors Fund Inc. Small Cap Growth Fund Series III

Name of Fund
Ronald A. Sauer

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Mazama Capital Management, Inc.

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	11	1.575 Billion

➢ other pooled investment vehicles:	1	5.421 Million

➢ other accounts:	76	6.205 Billion

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	0

➢ other pooled investment vehicles:	0	0

➢ other accounts:	2	234 Million

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

As every member of the Investment Team has day-to-day management responsibilities with respect to more than one account and more than one investment strategy, actual or apparent conflicts may arise.

The compensation paid to Mazama for managing the Fund is based on a percentage of assets under management rather than a share of the gains. As described above, members of the Investment Team, as equity owners and by receiving a share of portfolio management fees, benefit from Mazama’s revenues and profitability. Conflicts of interest can arise to the extent that larger client accounts generate more fees and potentially larger profits for Mazama compared to small accounts. Two accounts pay fees based on a percentage of assets that can increase and decrease based on performance against a benchmark index, these two accounts are managed consistently with their stated investment strategy. Despite these differences Mazama believes that its trade allocation and other compliance procedures effectively address any related conflicts of interest. Otherwise, no member of the Investment Team is compensated in a way that would add to those conflicts of interest by creating an incentive to favor particular accounts over other accounts.
Execution and research services provided by brokers may not always be utilized in connection with the Fund or with other client accounts that may have paid the commission or a portion of the commission to the broker providing the services. Mazama allocates brokerage commissions for these services in a manner that it believes is fair and equitable and consistent with its fiduciary obligations to each of its clients.

If a member of the Investment Team identifies a limited investment opportunity that may be suitable for more than just the Fund or another client account, the Fund(s) may not be able to take full advantage of that opportunity. To mitigate this conflict of interest, Mazama aggregates orders for the Fund with orders from each of its other client accounts participating in the same strategy in order to ensure that clients are treated fairly and equitably over time and consistent with its fiduciary obligations to each of its clients.

Mazama has adopted policies and procedures to address and prevent the above conflicts of interest; however there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
▪	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

▪	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Mazama’s compensation structure is designed to attract and retain highly skilled investment professionals. The compensation is structured to maximize performance and keep the interests of each member of our portfolio management team aligned with those of our clients.

The incentive compensation structure keeps each member of the team focused on the relative performance of each strategy versus its respective benchmark. Each Portfolio Manager and Research Analyst receives a base salary representing 20-30% of cash compensation and a performance based incentive representing 70-80% of cash compensation. Performance based incentive compensation is based on: i) the portfolio management fees received by Mazama for all accounts under management; and ii) achieving specific annual excess return targets. The Investment Team does not distinguish between different accounts within each investment style/strategy with respect to compensation. Cash compensation increases as assets under management increase, whether by appreciation or by attracting new clients, both of which are accomplished by achieving higher than average excess returns. Excess returns are measured as the difference between our portfolio returns and the returns of the benchmark for the portion of the Fund managed by Mazama (i.e. Russell 2500 Growth Index).

Equity based incentives have been a significant part of Mazama’s compensation plan since the firm’s inception. In total, our Investment Team represents over 70% of the equity of the firm on a fully diluted basis. Every member of the Investment Team is either a direct equity owner or an option holder or both.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $ 100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
None

/s/ Shannon M. Lynch	January 2, 2008

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Shannon M. Lynch
(Printed Name of person signing)

Chief Compliance Officer
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

Partners Small Cap Value

Name of Fund
Dave Borger

Name of Portfolio Manager
(please use one form per Portfolio Manager per Fund /Account)
Los Angeles Capital Management

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	14	$1.4 billion

➢ other pooled investment vehicles:	1	$221 million

➢ other accounts:	32	$3.6 billion

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	$0

➢ other pooled investment vehicles:	1	$221 million

➢ other accounts:	7	$961 million

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
All accounts are managed in a consistent fashion based on the firm’s Dynamic Alpha Stock selection model. As a result, each account benefits equally from the changes that are implemented.

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
▪	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

▪	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
Compensation consists of salary and dividends based upon firm profitability. Compensation is not tied to the performance or value of assets in a portfolio.

3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $ 100,000; $100,001 — $ 500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for no holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
None.

/s/ David Borger

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

DAVID BORGER (Printed Name of person signing)

DIRECTOR IF RESEARCH (Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

Principal Partners Small Cap Value Fund

Name of Fund
Coleman M. Brandt

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Ark Asset Management Co., Inc.

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	1	156,000,000

➢ other pooled investment vehicles:	1	10,000,000

➢ other accounts:	55	1,407,000,000

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	0

➢ other pooled investment vehicles:	0	0

➢ other accounts:	0	0

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
NONE

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
▪	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

▪	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
Ark’s management determines levels of each portfolio manager’s compensation. Compensation is comprised of annual salary and annual incentive bonus. There is no particular structure or formula used by Ark to determine its portfolio manager’s compensation. Each portfolio manager’s compensation is based upon several factors, including the relative performance achieved versus the portfolio group’s benchmarks, the firms profitability, the portfolio manager’s group’s profitability and the portfolio manager’s: (1) contribution of investment ideas to the investment process, (2) skill as a professional, and (3) effective interface with clients and other professionals within the firm.

3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $ 100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $ 1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
NONE

/s/ Grace A. Zona	1/8/2005

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Grace A. Zona (Printed Name of person signing)

Compliance Officer (Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Principal Partners Small Cap Value Fund

Name of Fund
William G. Charcalis

Name of Portfolio Manager
(Please use one form per Portfolio manager per Fund/Account)
Ark Asset Management Co., Inc.

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	1	156,000,000

➢ other pooled investment vehicles:	1	10,000,000

➢ other accounts:	55	1,407,000,000

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	0

➢ other pooled investment vehicles:	0	0

➢ other accounts:	0	0

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
NONE

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager, For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, Identify any benchmark used to measure performance and state the length of the period over which performance is measured.
▪	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.
▪	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
Ark’s management determines levels of each portfolio manager’s compensation. Compensation is comprised of annual salary and annual incentive bonus. There is no particular structure or formula used by Ark to determine Its portfolio manager’s compensation. Each portfolio manager’s compensation is based upon several factors, including the relative performance achieved versus the portfolio group’s benchmarks, the firms profitability, the portfolio manager’s group’s profitability and the portfolio manager’s: (1) contribution of investment ideas to the investment process, (2) skill as a professional, and (3) effective interface with clients and other professionals within the firm.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
NONE

/s/ Grace A. Zona	1/8/2008

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Grace A. Zona

(Printed Name of person Signing)

Compliance Officer

(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Partners Small Cap Value

Name of Fund
Christine Kugler

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Los Angeles Capital Management

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	14	$1.4 billion
➢ other pooled investment vehicles:	1	$221 million
➢ other accounts:	32	$3.6 billion
▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	$0
➢ other pooled investment vehicles:	1	$221 million
➢ other accounts:	7	$961 million
▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
All accounts are managed in a consistent fashion based on the firm’s Dynamic Alpha stock selection model As a result, each account benefits equally from the changes that are implemented.

2.	Describe the structure of, and the method used to determine, the compensation of each ‘Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation 3 based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
▪	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

▪	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
Compensation consists of salary and dividends based upon firm profitability. Compensation is not tied to the performance or value of assets in a portfolio.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $ 100,000; $100,001 — $ 500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g. that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
None.

/s/ Christine Kugler	1/8/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Christine Kugler

(Printed Name of person Signing)

Director

(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Partners Small Cap Value

Name oF Fund
Stuart Matsuda

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Los Angeles Capital Management

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	14	$1.4 billion
➢ other pooled investment vehicles:	1	$221 million
➢ other accounts:	32	$3.6 billion
▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	$0
➢ other pooled investment vehicles:	1	$221 million
➢ other accounts:	7	$961 million
▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
All accounts are managed in a consistent fashion based on the firm’s Dynamic Alpha stock selection model. As a result, each account benefits equally from the changes that are implemented.

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
▪	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash, Group life, health, hospitalization. medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

▪	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
Compensation consists of salary and dividends based upon firm profitability. Compensation is not tied to the performance or value of assets in a portfolio.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $ 100,000; $100,001 — $ 500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
None.

/s/ Stuart K. Matsuda	1/8/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Stuart K. Matsuda

(Printed Name of person Signing)

Principal

(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Partners Small Cap Value

Name of Fund
Hai Reynolds

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Los Angeles Capital Management

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	14	$1.4 billion
➢ other pooled investment vehicles:	1	$221 million
➢ other accounts:	32	$3.6 billion
▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	$0
➢ other pooled investment vehicles:	1	$221 million
➢ other accounts:	7	$961 million
▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
All accounts are managed in a consistent fashion based on the firm’s Dynamic Alpha stock selection model. As a result, each account benefits equally from the changes that are implemented.

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
▪	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash, Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.
▪	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
Compensation consists of salary and dividends based upon firm profitability. Compensation is not tied to the performance or value of assets in a portfolio.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Managers using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s,you may provide an explanation of those reasons.

None.

/s/ Hai J. Reynolds	1/8/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Hai J. Reynolds

(Printed Name of person Signing)

Chief Investment Officer

(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Partners Small Cap Value

Name of Fund
Thomas D. Stevens

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Los Angeles Capital Management

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with (decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	14	$1.4 billion
➢ other pooled investment vehicles:	1	$221 million
➢ other accounts:	32	$3.6 billion
▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	$0
➢ other pooled investment vehicles:	1	$221 million
➢ other accounts:	7	$961 million
▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
All accounts are managed in a consistent fashion based on the firm’s Dynamic Alpha stock selection model. As a result, each account benefits equally from the changes that are implemented.

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager, For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
▪	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

▪	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
Compensation consists of salary and dividends based upon firm profitability. Compensation is not tied to the performance or value of assets in a portfolio.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $ 100,000; $100,001 — $ 500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
None.

/s/ Thomas D. Stevens	1/10/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Thomas D. Stevens

(Printed Name of person Signing)

Chairman

(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Principal Investors Fund Small Cap Value ½ Fund

Name of Fund
Christopher Blum

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
JP Morgan Investment Management, Inc.

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets (mm)
➢ registered investment companies:	13	3,619.93

➢ other pooled investment vehicles:	6	526.97

➢ other accounts:	9	515.24

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	N/A	N/A

➢ other pooled investment vehicles:	1	24.85

➢ other accounts:.	2	55.35

2.	A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
The potential for conflicts of interest exists when portfolio managers manage Other Accounts with similar investment objectives and strategies as the Fund. Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.
Responsibility for managing JP Morgan’s and its affiliates clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.
JP Morgan and/or its affiliates may receive more compensation with respect to certain Other Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Other Accounts. This may create a potential conflict of interest for JP Morgan and its affiliates or its portfolio managers by providing an incentive to favor these Other Accounts when, for example, placing securities transactions. In addition, JP Morgan or its affiliates could be viewed as having a conflict of interest to the extent that JP Morgan or an affiliate has a proprietary investment in Other Accounts, the portfolio managers have personal investments in Other Accounts or the Other Accounts are investment options in JP Morgan’s or its affiliate’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JP Morgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JP Morgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JP Morgan and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase JP Morgan’s or its affiliates’ overall allocation of securities in that offering.
A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JP Morgan or its affiliates manages accounts that engage in short sales of securities of the type in which the Fund invests, JP Morgan or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.
As an internal policy matter, JP Morgan may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JP Morgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions, Such policies may preclude an account from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the account’s objectives.
The goal of JP Morgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JP Morgan and its affiliates have policies and procedures designed to manage conflicts. JP Morgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JP Morgan’s Codes of Ethics and JPMorgan Chase & Co.’s Code of Conduct. With respect to the allocation of investment opportunities, JP Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:
Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with JP Morgan’s and its affiliates duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minims allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JP Morgan or its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.
Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JP Morgan and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JP Morgan or its affiliates so that fair and equitable allocation will occur over time.
3.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
J.P. Morgan Investment Management Inc. (“JP Morgan”)’s Portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by JP Morgan or its affiliates. These elements reflect individual performance and the performance of JP Morgan’s business as a whole.
Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark index listed in the fund’s prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.
Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 35% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by the Adviser or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.
4.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 - $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

N/A

/s/ Donna Nascimento	1-11-08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Donna Nascimento
(Printed Name of person signing)

Vice President
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Principal Investor Funds — Partners Small Cap Value I

Name of Fund
Ronald P. Gala, CFA

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Mellon Capital Management

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	8	$1,567.1MM

➢ other pooled investment vehicles:	0	0

➢ other accounts:	19	$1,771.7MM

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	0

➢ other pooled investment vehicles:	0	0

➢ other accounts:	4	$473.7MM

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

There have been no material conflicts of interest in connection with the management of the fund and any of the manager’s other accounts.

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
▪	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

▪	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

The portfolio manager’s cash compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long term incentive). Funding for the Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall company profitability. Therefore, all bonus awards are based initially on Company performance. The investment professionals are eligible to receive annual cash bonus awards from the incentive compensation plan. Annual awards are granted in March for the prior calendar year. Individual awards for investment professionals are discretionary, based on product performance, goals established at the beginning of each calendar year and a subjective evaluation of the portfolio manager’s contribution to the overall investment process. Also considered in determining individual awards are team participation and general contributions to the firm.

All portfolio managers are also eligible to participate in the Long Term Incentive Plan. This plan provides for an annual award, payable in deferred cash that cliff vests after 3 years, with an interest rate equal to the average year over year earnings growth of the firm (capped at 20% per year). Management has discretion with respect to actual participation and award size.

3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

None.

/s/ Ronald P. Gala	January 8, 2008

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Ronald P. Gala, CFA
(Printed Name of person signing)

Portfolio Manager
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Principal Investors Fund — Partners Small Cap Value I

Name of Fund
Peter D. Goslin, CFA

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Mellon Capital Management

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision- making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	5	$741.5MM

➢ other pooled investment vehicles:	1	$195.0MM

➢ other accounts:	8	$167.7MM

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	0

➢ other pooled investment vehicles:	0	0

➢ other accounts:	0	0

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

There have been no material conflicts of interest in connection with the management of the fund and any of the manager’s other accounts.

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
▪	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

▪	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

The portfolio manager’s cash compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long term incentive). Funding for the Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall company profitability. Therefore, all bonus awards are based initially on Company performance. The investment professionals are eligible to receive annual cash bonus awards from the incentive compensation plan. Annual awards are granted in March for the prior calendar year. Individual awards for investment professionals are discretionary, based on product performance, goals established at the beginning of each calendar year and a subjective evaluation of the portfolio manager’s contribution to the overall investment process. Also considered in determining individual awards are team participation and general contributions to the firm.

All portfolio managers are also eligible to participate in the Long Term Incentive Plan. This plan provides for an annual award, payable in deferred cash that cliff vests after 3 years, with an interest rate equal to the average year over year earnings growth of the firm (capped at 20% per year). Management has discretion with respect to actual participation and award size.

3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

None.

/s/ Peter D. Goslin,	January 8, 2008

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Peter D. Goslin, CFA
(Printed Name of person signing)

Portfolio Manager
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Principal Investors Fund Small Cap Value I Fund

Name of Fund
Dennis Ruhl

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
JP Morgan Investment Management, Inc.

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets (mm)
➢ registered investment companies:	13	3,619.93

➢ other pooled investment vehicles:	6	526.97

➢ other accounts:	9	515.24

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	N/A	N/A

➢ other pooled investment vehicles:	1	24.85

➢ other accounts:	2	55.35

2.	A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
The potential for conflicts of interest exists when portfolio managers manage Other Accounts with similar investment objectives and strategies as the Fund. Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.
Responsibility for managing JP Morgan’s and its affiliates clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.
JP Morgan and/or its affiliates may receive more compensation with respect to certain Other Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Other Accounts. This may create a potential conflict of interest for JP Morgan and its affiliates or its portfolio managers by providing an incentive to favor these Other Accounts when, for example, placing securities transactions. In addition, JP Morgan or its affiliates could be viewed as having a conflict of interest to the extent that JP Morgan or an affiliate has a proprietary investment in Other Accounts, the portfolio managers have personal investments in Other Accounts or the Other Accounts an investment options in JP Morgan’s or its affiliate’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JP Morgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JP Morgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JP Morgan and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase JP Morgan’s or its affiliates’ overall allocation of securities in that offering.
A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JP Morgan or its affiliates manages accounts that engage in short sales of securities of the type in which the Fund invests, JP Morgan or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.
As an internal policy matter, JP Morgan may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JP Morgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude an account from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the account’s objectives.
The goal of JP Morgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JP Morgan and its affiliates have policies and procedures designed to manage conflicts. JP Morgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JP Morgan’s Codes of Ethics and JPMorgan Chase & Co. ’s Code of Conduct. With respect to the allocation of investment opportunities, JP Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:
Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with JP Morgan’s and its affiliates duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minims allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JP Morgan or its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.
Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JP Morgan and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JP Morgan or its affiliates so that fair and equitable allocation will occur over time.
3.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
J.P. Morgan Investment Management Inc. (“JP Morgan”)’s Portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by JP Morgan or its affiliates, These elements reflect individual performance and the performance of JP Morgan’s business as a whole.
Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark index listed in the fund’s prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.
Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 35% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by the Adviser or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.
4.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

N/A

/s/ Donna Nascimento	1-11-08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Donna Nascimento
(Printed name of person signing)

Vice President
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Partners Small Cap Value II

Name of Fund
Robert Deere

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Dimensional Fund Advisors

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	27	56,160 million

➢ other pooled investment vehicles:	8	9,021 million

➢ other accounts:	48	4,614 million

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:

➢ other pooled investment vehicles:	1	299 million

➢ other accounts:

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

To the best of my knowledge, there are no such material conflicts of interest.

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
▪	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

▪	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

The compensation for the Portfolio Manager is tied to both the profitability of the firm, as well as to subjective performance measures. Compensation is not based on the performance of Dimensional’s strategies however. For example, Dimensional’s portfolio managers have no financial incentive to deviate from our specific disciplines. Key professionals are also offered equity ownership in the firm.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
None

/s/ Chris Crossan	1/11/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Chris Crossan
(Printed Name of person signing)

CEO
(Title of person signing)

Fiscal Year-End Portfolio Manager Questionnaire
Partners Small Cap Value Fund II

Name of Fund
Chris Wallis

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Vaughan Nelson Investment Management, LP

Firm Name
For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person’s role and the relationship between the person’s role and the roles of other persons who have responsibility for the day-to-day management of the Fund’s portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund’s assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member’s role.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	12	$736,882,393.24

➢ other pooled investment vehicles:	7	$127,698,950

➢ other accounts:	208	$ 3,904,661,670

or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	0

➢ other pooled investment vehicles:	0	0

➢ other accounts:	0	0

A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other account included in response to this question, on the other.

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day responsibilities with respect to more than one investment account. Portfolio managers who manage other investment accounts in addition to a portion of the Strategic Partners Asset Allocation Fund may be presented with the following potential conflicts:

1) a conflict between the investment strategy of the Strategic Partners Asset Allocation portfolio and the other strategies and accounts managed by the portfolio manager with regard to the allocation of limited investment opportunities that may be appropriate for more than one investment strategy;

2) a conflict in the allocation of investment opportunities amongst accounts within the strategy employed by the Strategic Partners Asset Allocation portfolio; and

3) a conflict in the allocation of limited investment opportunities between the strategy employed by the Strategic Partners Asset Allocation portfolio and other managed accounts for which advisory fees are based upon the performance of the account

Vaughan Nelson maintains policies and procedures in place that address these potential conflict of interest issues to aid in assuring that investment opportunities are allocated fairly and equitably amongst all client accounts.

For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager’s compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Compensation at Vaughan Nelson is determined by the Compensation Committee at the recommendation of the Chief Executive Officer. Portfolio management professionals are compensated through a fixed base salary, variable bonus and a contribution to the firm’s retirement plan. The variable bonus component, as a whole for all portfolio management professionals, is based upon a percentage of the firm’s operating profit, as defined. Each portfolio management professional’s participation in the variable bonus pool is based primarily upon the performance of the strategy managed, as represented by a composite of all accounts qualifying for such composite relative to the Russell Universe peer group (on a rolling three year basis), and an assessment of the quality of client service provided. The contribution to the firm’s retirement plan is based on a percentage (at the discretion of the Vaughan Nelson Board) of total cash compensation (subject to IRS limits) and such percentage is the same for all firm personnel. Key employees, at the discretion of the Compensation Committee, are eligible to participate within IXIS’ long-term incentive program. There is no distinction of compensation amongst the Portfolio and any other accounts managed.

3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

None

/s/ Carlos Gonzalez	1-8-08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Carlos Gonzalez
(Printed Name of person signing)

Compliance Manager
(Title of person signing)

Fiscal Year-End Portfolio Manager Questionnaire

Partners Small Cap Value Fund II
Name of Fund

Scott Weber
Name of Portfolio Manager

(Please use one form per Portfolio Manager per Fund/Account)

Vaughan Nelson Investment Management, LP
Firm Name
For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person’s role and the relationship between the person’s role and the roles of other persons who have responsibility for the day-to-day management of the Fund’s portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund’s assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member’s role.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	12	$736,882,393,24

➢ other pooled investment vehicles:	5	$68,463,838

➢ other accounts:	144	$2,866,454,494

or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	0

➢ other pooled investment vehicles:	0	0

➢ other accounts:	0	0

A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other account included in response to this question, on the other.
Conflicts of Interest
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day responsibilities with respect to more than one investment account. Portfolio managers who manage other investment accounts in addition to a portion of the Strategic Partners Asset Allocation Fund may be presented with the following potential conflicts:
1) a conflict between the investment strategy of the Strategic Partners Asset Allocation portfolio and the other strategies and accounts managed by the portfolio manager with regard to the allocation of limited investment opportunities that may be appropriate for more then one investment strategy;

2) a conflict in the allocation of investment opportunities amongst accounts within the strategy employed by the Strategic Partners Asset Allocation portfolio; and
3) a conflict in the allocation of limited investment opportunities between the strategy employed by the Strategic Partners Asset Allocation portfolio and other managed accounts for which advisory fees are based upon the performance of the account
Vaughan Nelson maintains policies and procedures in place that address these potential conflict of interest issues to aid in assuring that investment opportunities are allocated fairly and equitably amongst all client accounts.
For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager’s compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.
Compensation at Vaughan Nelson is determined by the Compensation Committee at the recommendation of the Chief Executive Officer. Portfolio management professionals are compensated through a fixed base salary, variable bonus and a contribution to the firm’s retirement plan. The variable bonus component, as a whole for all portfolio management professionals, is based upon a percentage of the firm’s operating profit, as defined. Each portfolio management professional’s participation in the variable bonus pool is based primarily upon the performance of the strategy managed, as represented by a composite of all accounts qualifying for such composite relative to the Russell Universe peer group (on a_rolling three year basis), and an assessment of the quality of client service provided. The contribution to the firm’s retirement plan is based on a percentage (at the discretion of the Vaughan Nelson Board) of total cash compensation (subject to IRS limits) and such percentage is the same for all firm personnel. Key employees, at the discretion of the Compensation Committee, are eligible to participate within IXIS’ long-term incentive program. There is no distinction of compensation amongst the Portfolio and any other accounts managed.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-l(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10, 000; $10, 001 — $50, 000; $50, 001 — $100, 000; $100, 001 — $500, 000; $500, 001 - $1, 000, 000; or over $1, 000, 000. If the Portfolio Manager has reasons for not holding shares of the Fund, e. g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
None

/s/ Carlos Gonzalez	1-8-08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Carlos Gonzalez
(Printed Name of person signing)

Compliance Manager
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

Preferred Securities Fund
Name of Fund

L. Phillip Jacoby
Name of Portfolio Manager

(Please use one form per Portfolio Manager per Fund/Account)

Spectrum Asset Management, Inc.
Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
          The day-to-day portfolio management for the fund listed above is shared by two portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	10	6,428,089,152

➢ other pooled investment vehicles:	12	1,907,638,206

➢ other accounts:	43	2,765,792,810

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	0

➢ other pooled investment vehicles:	0	0

➢ other accounts:	0	0

*	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e. g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
Spectrum professionals are paid a base salary as well as quarterly and year-end performance bonuses. The performance bonuses are based on overall firm revenues (25% weighting, assets under management (25%), and individual performance and contributions to the investment team (5O%). The performance bonuses may comprise up to 90% of an individual’s total compensation.
Salaries of our senior executive and investment staff are benchmarked against national compensation levels of asset management firms and the bonus is driven by investment performance and factors described earlier, such that top quartile fund performance generates lop quartile compensation.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10, 000; $10, 001 — $50, 000; $50, 001 -$100, 000; $100, 001 - $500, 000; $500, 001 — $1, 000, 000; or over $1, 000, 000. If the Portfolio Manager has reasons for not holding shares of the Fund, e. g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

/s/ L. Phillip Jacoby	1/14/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

L. Phillip Jacoby
(Printed Name of person signing)

Managing Director
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

Preferred Securities Fund
Name of Fund

Bernard Sussman
Name of Portfolio Manager

(Please use one form per Portfolio Manager per Fund/Account)

Spectrum Asset Management, Inc.
Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
     The day-to-day portfolio management for the fund listed above is shared by two portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	10	6,428,089,152

➢ other pooled investment vehicles:	12	1,907,638,205

➢ other accounts:	46	2,773,030,184

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	0

➢ other pooled investment vehicles:	0	0

➢ other accounts:	0	0

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

Page 1of 2

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e. g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Spectrum professionals are paid a base salary as well as quarterly and year-end performance bonuses. The performance bonuses are based on overall firm revenues (25% weighting), assets under management (25%), and individual performance and contributions to the investment team (50%). The performance bonuses may comprise up to 90% of an individual’s total compensation.

Salaries of our senior executive and investment staff are benchmarked against national compensation levels of asset management firms and the bonus is driven by investment performance and factors described earlier, such that top quartile fund performance generates top quartile compensation.

3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 - $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e. g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

/s/ Lida D. Crobbley	1/14/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Lida D. Crobbley
(Printed Name of person signing)

CCO
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

Principal Investors Fund, Inc. -Principal LifeTime 2010 Fund
Name of Fund

James Fennessey. CFA

Name of Portfolio Manager

(Please use one form per Portfolio Manager per Fund/Account)

Principal Management Corporation

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	n/a	n/a

➢ other pooled investment vehicles:

➢ other accounts:
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:.	n/a	n/a

➢ other pooled investment vehicles:

➢ other accounts:

•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None.

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e. g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
•	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

•	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e. g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
Compensation Is predominantly composed of salary. Salary is reviewed annually. Annual Bonus is driven by company and business unit performance. No part of salary, bonus, or retirement plan compensation is tied to fund performance or asset levels.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10, 000; $10, 001 -$50. 000; $50, 001 -$100. 000; $100. 001 — $500, 000; $500, 001 — $1, 000, 000; or over $1, 000, 000. If the Portfolio Manager has reasons for not holding shares of the Fund, e. g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
None

/s/ James Fennessey	1/25/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

James Fennessey
(Printed Name of person signing)

Portfolio Manager
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Principal Investors Fund Inc. - Principal Life Time 2010 Fund

Name of Fund
Michael P. Finnegan, CFA

Name of Portfolio Manager

(Please use one form per Portfolio Manager per Fund/Account)
Principal Management Corporation

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

		Number of	Total
		Accounts	Assets
➢	registered investment companies:	n/a	n/a

➢	other pooled investment vehicles:

➢	other accounts:

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account.

		Number of	Total
		Accounts	Assets
➢	registered investment companies:	n/a	n/a

➢	other pooled investment vehicles:

➢	other accounts:

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None.

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
▪	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

▪	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
Compensation is predominantly composed of salary. Salary is reviewed annually. Annual Bonus is driven by company and business unit performance. No part of salary, bonus, or retirement plan compensation is tied to fund performance or asset levels.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 - $ 100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
None.

/s/ Michael P. Finnegan	1/25/2008 MF
(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Michael P. Finnegan (Printed Name of person signing)

Portfolio Manager (Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Life Time 2010 Fund

Name of Fund
Dirk Laschanzky

Name of Portfolio Manager

(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
     The day-to-day portfolio management for the fund listed above is shared by four portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

		Number of	Total
		Accounts	Assets
➢	registered investment companies:	6	$22,273,823,132

➢	other pooled investment vehicles:	3	$9,120,050,021

➢	other accounts:	8	$375,712,680

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

		Number of	Total
		Accounts	Assets
➢	registered investment companies:	0	0

➢	other pooled investment vehicles:	0	0

➢	other accounts:	0	0

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre - or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.
o      Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate
o      Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).
o      Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1,2, and 3-year periods.
As a Wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a - 1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 - $ 100,000; $100,001 — $500,000; $500,001-$1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
None

/s/ Minoo Spellerberg	1/10/08

Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Minoo Spellerberg
(Printed Name of person signing)

CCO - North America
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Principal Investors Fund, Inc. - Principal Life Time 2010 Fund

Name of Fund
Randy L. Welch

Name of Portfolio Manager

(Please use one form per Portfolio Manager per Fund/Account)
Principal Management Corporation

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

		Number of	Total
		Accounts	Assets
➢	registered investment companies:	n/a	n/a

➢	other pooled investment vehicles:

➢	other accounts:

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

		Number of	Total
		Accounts	Assets
➢	registered investment companies:	n/a	n/a

➢	other pooled investment vehicles:

➢	other accounts:

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None.

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
▪	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

▪	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
Compensation is predominantly composed of salary. Salary is reviewed annually. Annual Bonus is driven by company and business unit performance. No part of salary, bonus, or retirement plan compensation is tied to fund performance or asset levels.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 - $100,000; $100,001 — $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
     None.

/s/ Randy L. Welch	1/25/2008
(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Randy L. Welch (Printed Name of person signing)

Portfolio Manager (Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Principal Investors Fund, Inc.-Principal LifeTime 2020 Fund

Name of Fund
James Fennessey, CFA

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Management Corporation

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	n/a	n/a

➢ other pooled investment vehicles:

➢ other accounts:

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	n/a	n/a

➢ other pooled investment vehicles:

➢ other accounts:

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
     None.

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
▪	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

▪	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
Compensation is predominantly composed of salary. Salary is reviewed annually. Annual Bonus is driven by company and business unit performance. No part of salary, bonus, or retirement plan compensation is tied to fund performance or asset levels.

3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 - $ 100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

None

/s/ James Fennessey	1/25/2008

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

James Fennessey

(Printed Name of person signing)

Portfolio Manager

(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Principal Investors Fund, Inc.-Principal LifeTime 2020 Fund

Name of Fund
Michael P. Finnegan. CFA

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Management Corporation

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	n/a	n/a
➢
➢ other pooled investment vehicles:
➢
➢ other accounts:
➢
▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	n/a	n/a
➢
➢ other pooled investment vehicles:
➢
➢ other accounts:
➢
▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
     None.

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
▪	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

▪	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
Compensation is predominantly composed of salary. Salary is reviewed annually. Annual Bonus is driven by company and business unit performance. No part of salary, bonus, or retirement plan compensation is tied to fund performance or asset levels.

3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

None.

/s/ Michael P. Finnegan	1/25/2008

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Michael P. Finnegan

(Printed Name of person signing)

Portfolio Manager

(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Life Time 2020 Fund

Name of Fund
Dirk Laschanzky

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
     The day-to-day portfolio management for the fund listed above is shared by four portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	6	$22,273,823,132
➢
➢ other pooled investment vehicles:	3	$9,120,050,021
➢
➢ other accounts:	8	$375,712,680
➢
▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	0
➢
➢ other pooled investment vehicles:	0	0
➢
➢ other accounts:	0	0
➢
▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
     None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.
o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate
o Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).
o Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.
As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
     None

/s/ Minoo Spellerberg	1/10/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

/s/ Minoo Spellerberg

(Printed Name of person signing)

CCO — North America

(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Principal Investors Fund, Inc.-Principal LifeTime 2020 Fund

Name of Fund
Randy L. Welch

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Management Corporation

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	n/a	n/a
➢
➢ other pooled investment vehicles:
➢
➢ other accounts:
➢
▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	n/a	n/a
➢
➢ other pooled investment vehicles:
➢
➢ other accounts:
➢
▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
     None.

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
▪	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

▪	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
Compensation is predominantly composed of salary. Salary is reviewed annually. Annual Bonus is driven by company and business unit performance. No part of salary, bonus, or retirement plan compensation is tied to fund performance or asset levels.

3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $ 100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

None.

/s/ Randy L. Welch	1/25/2008

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Randy L. Welch

(Printed Name of person signing)

Portfolio Manager

(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Principal Investors Fund, Inc.-Principal LifeTime 2030 Fund

Name of Fund
James Fennessey, CFA

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Management Corporation

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	n/a	n/a
➢
➢ other pooled investment vehicles:
➢
➢ other accounts:
➢
▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	n/a	n/a
➢
➢ other pooled investment vehicles:
➢
➢ other accounts:
➢
▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
     None.

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
▪	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

▪	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
Compensation is predominantly composed of salary. Salary is reviewed annually. Annual Bonus is driven by company and business unit performance. No part of salary, bonus, or retirement plan compensation is tied to fund performance or asset levels.

3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $ 100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

None

/s/ James Fennessey	1/25/2008

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

James Fennessey

(Printed Name of person signing)

Portfolio Manager

(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Principal Investors Fund, Inc.-Principal LifeTime 2030 Fund

Name or Fund
Michael P. Finnegan, CFA

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Management Corporation

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	n/a	n/a
➢
➢ other pooled investment vehicles:
➢
➢ other accounts:
➢
▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	n/a	n/a
➢
➢ other pooled investment vehicles:
➢
➢ other accounts:
➢
▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
     None.

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
▪	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

▪	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
Compensation is predominantly composed of salary. Salary is reviewed annually. Annual Bonus is driven by company and business unit performance. No part of salary, bonus, or retirement plan compensation is tied to fund performance or asset levels.

3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $ 100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

None.

/s/ Michael P. Finnegan	1/25/2008

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Michael P. Finnegan

(Printed Name of person signing)

Portfolio Manager

(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
LifeTime 2030 Fund

Name of Fund
Dirk Laschanzky

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
     The day-to-day portfolio management for the fund listed above is shared by four portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	6	$22,273,823,132

➢ other pooled investment vehicles:	3	$9,120,050,021

➢ other accounts:	8	$375,712,680

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	0

➢ other pooled investment vehicles:	0	0

➢ other accounts:	0	0

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager, For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.
o   Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate
o   Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).
o   Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.
As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1 (a)(2)) by the Portfolio Manager using the following ranges: none, $1 -$10,000; $10,001 -$50,000; $50,001 -$ 100,000; $100,001 -$500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
None

/s/ Minoo Spellerberg	1/10/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Minoo Spellerberg
(Printed Name of person signing)

CCO-North America
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Principal Investors Fund, Inc.-Principal LifeTime 2030 Fund

Name of Fund
Randy L. Welch

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Management Corporation

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	n/a	n/a

➢ other pooled investment vehicles:

➢ other accounts:

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	n/a	n/a

➢ other pooled investment vehicles:

➢ other accounts:

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

None.

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
▪	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

▪	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
Compensation is predominantly composed of salary. Salary Is reviewed annually. Annual Bonus is driven by company and business unit performance. No part of salary, bonus, or retirement plan compensation is tied to fund performance or asset levels.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $ 100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

$10,001 — $50,000

/s/ Randy L. Welch	1/25/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Randy L. Welch
(Printed Name of person signing)

Portfolio Manager
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Principal Investors Fund, Inc.-Principal LifeTime 2040 Fund

Name of Fund
James Fennessey, CFA

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Management Corporation

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	n/a	n/a

➢ other pooled investment vehicles:

➢ other accounts:

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	n/a	n/a

➢ other pooled investment vehicles:

➢ other accounts:

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None.

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
▪	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

▪	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
Compensation is predominantly composed of salary. Salary is reviewed annually. Annual Bonus is driven by company and business unit performance. No part of salary, bonus, or retirement plan compensation is tied to fund performance or asset levels.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $ 100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

None

/s/ James Fennessey	1/25/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

James Fennessey
(Printed Name of person signing)

Portfolio Manager
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Principal Investors Fund, Inc.-Principal LifeTime 2040 Fund

Name of Fund
Michael P. Finnegan, CFA

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Management Corporation

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	n/a	n/a

➢ other pooled investment vehicles:

➢ other accounts:

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	n/a	n/a

➢ other pooled investment vehicles:

➢ other accounts:

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None.

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
▪	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

▪	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
Compensation is predominantly composed of salary. Salary is reviewed annually. Annual Bonus is driven by company and business unit performance. No part of salary, bonus, or retirement plan compensation is tied to fund performance or asset levels.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $ 100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

$10,001 — $50,000

/s/ Michael Finnegan	1/25/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Michael P. Finnegan
(Printed Name of person signing)

Portfolio Manager
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
LifeTime 2040 Fund

Name of Fund
Dirk Laschanzky

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors. LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
     The day-to-day portfolio management for the fund listed above is shared by four portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	6	$22,273,823,132

➢ other pooled investment vehicles:	3	$9,120,050,021

➢ other accounts:	8	$375,712,680

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	0

➢ other pooled investment vehicles:	0	0

➢ other accounts:	0	0

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal (Global Investors annual performance score.
o   Investment performance is based on_gross performance versus a benchmark, peer group or both, depending on the client mandate
o   Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).
o   Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.
As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1 (a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $ 100,000; $100,001 — $500,000, $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

None

/s/ Minoo Spellberg	1/10/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Minoo Spellberg
(Printed Name of person signing)

CCO-North America
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Principal Investors Fund, Inc.-Principal LifeTime 2040 Fund

Name of Fund
Randy L. Welch

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Management Corporation

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	n/a	n/a

➢ other pooled investment vehicles:

➢ other accounts:

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	n/a	n/a

➢ other pooled investment vehicles:

➢ other accounts:

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
     None.

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
▪	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

▪	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
Compensation is predominantly composed of salary. Salary is reviewed annually. Annual Bonus is driven by company and business unit performance. No part of salary, bonus, or retirement plan compensation is tied to fund performance or asset levels.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50.000; $50,001 - $ 100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
     None.

/s/ Randy L. Welch	1/25/2008

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Randy L. Welch (Printed Name of person signing)

Portfolio Manager (Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Principal Investors Fund, Inc.-Principal LifeTime 2050 Fund

Name of Fund
James Fennessey, CFA

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Management Corporation

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	n/a	n/a

➢ other pooled investment vehicles:

➢ other accounts:

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	n/a	n/a

➢ other pooled investment vehicles:

➢ other accounts:

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
     None.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
▪	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

▪	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
Compensation is predominantly composed of salary. Salary is reviewed annually. Annual Bonus is driven by company and business unit performance. No part of salary, bonus, or retirement plan compensation is tied to fund performance or asset levels.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
     None

/s/ James Fennessey	1/25/2008

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

James Fennessey (Printed Name of person signing)

Portfolio Manager (Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Principal Investors Fund, Inc.-Principal LifeTime 2050 Fund

Name of Fund
Michael P. Finnegan, CFA

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Management Corporation

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	n/a	n/a

➢ other pooled investment vehicles:

➢ other accounts:

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	n/a	n/a

➢ other pooled investment vehicles:

➢ other accounts:

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
     None.

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
▪	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

▪	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
Compensation is predominantly composed of salary. Salary Is reviewed annually. Annual Bonus is driven by company and business unit performance. No part of salary, bonus, or retirement plan compensation is tied to fund performance or asset levels.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
     None.

/s/ Michael P. Finnegan	1/25/2008

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Michael P. Finnegan (Printed Name of person signing)

Portfolio Manager (Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
LifeTime 2050 Fund

Name of Fund
Dirk Laschanzky

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
          The day-to-day portfolio management for the fund listed above is shared by four portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	6	$22,273,823,132

➢ other pooled investment vehicles:	3	$9,120,050,021

➢ other accounts:	8	$375,712,680

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	0

➢ other pooled investment vehicles:	0	0

➢ other accounts:	0	0

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
     None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation)._The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.
o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate
o Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).
o Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.
As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
     None

/s/ Minoo Spellerberg	1/10/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Minoo Spellerberg (Printed Name of person signing)

CCO — North America (Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Principal Investors Fund, Inc.-Principal LifeTime 2050 Fund

Name of Fund
Randy L. Welch

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Management Corporation

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the cay-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	n/a	n/a

➢ other pooled investment vehicles:

➢ other accounts:

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	n/a	n/a

➢ other pooled investment vehicles:

➢ other accounts:

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None.

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
▪	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

▪	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
Compensation is predominantly composed of salary. Salary is reviewed annually. Annual Bonus is driven by company and business unit performance. No part of salary, bonus, or retirement plan compensation is tied to fund performance or asset levels.

3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $ 100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
None.

/s/ Randy L. Welch	1/25/2008

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Randy L. Welch
(Printed Name of person signing)

Portfolio Manager
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Principal Investors Fund. Inc.-Principal LifeTime Strategic Income Fund

Name of Fund
James Fennessey, CFA

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Management Corporation

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	n/a	n/a

➢ other pooled investment vehicles:

➢ other accounts:

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	n/a	n/a

➢ other pooled investment vehicles:

➢ other accounts:

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None.

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
▪	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

▪	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
Compensation is predominantly composed of salary. Salary is reviewed annually. Annual Bonus is driven by company and business unit performance. No part of salary, bonus, or retirement plan compensation is tied to fund performance or asset levels.

3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
None.

/s/ James Fennessey	1/25/2008

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

James Fennessey
(Printed Name of person signing)

Portfolio Manager
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Principal Investors Fund, Inc.-Principal LifeTime Strategic Income Fund

Name of Fund
Michael P. Finnegan, CFA

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Management Corporation

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	n/a	n/a

➢ other pooled investment vehicles:

➢ other accounts:

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	n/a	n/a

➢ other pooled investment vehicles:

➢ other accounts:

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None.

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
▪	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

▪	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
Compensation is predominantly composed of salary. Salary is reviewed annually. Annual Bonus is driven by company and business unit performance. No part of salary, bonus, or retirement plan compensation is tied to fund performance or asset levels.

3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

None.

/s/ Michael P. Finnegan	1/25/2008

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Michael P. Finnegan
(Printed Name of person signing)

Portfolio Manager
Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Lifetime Strategic Income Fund

Name of Fund
Dirk Laschanzky

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
          The day-to-day portfolio management for the fund listed above is shared by four portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	6	$22,273,823,132

➢ other pooled investment vehicles:	3	$9,120,050,021

➢ other accounts:	8	$375,712,680

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	0

➢ other pooled investment vehicles:	0	0

➢ other accounts:	0	0

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.
o       Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate
o       Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).
o       Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.
As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company_stock.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $ 100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

None

/s/ Minoo Spellerberg	1/10/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Minoo Spellerberg

(Printed Name of person signing)

CCO Illegible NA

(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Principal Investors Fund, Inc.-Principal LifeTime Strategic Income Fund

Name of Fund
Randy L. Welch

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Management Corporation

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	n/a	n/a

➢ other pooled investment vehicles:

➢ other accounts:

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	n/a	n/a

➢ other pooled investment vehicles:

➢ other accounts:

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None.

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
▪	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

▪	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
Compensation is predominantly composed of salary. Salary is reviewed annually. Annual Bonus is driven by company and business unit performance. No part of salary, bonus, or retirement plan compensation is tied to fund performance or asset levels.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $ 100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

None.

/s/ Randy L. Welch	1/25/2008

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Randy L. Welch
(Printed Name of person signing)

Portfolio Manager
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Real Estate Securities Fund

Name of Fund
Kelly Rush

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Real Estate Investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	2	$1,875,415,601

➢ other pooled investment vehicles:	12	$134,764,608

➢ other accounts:	16	$380,841,725

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	0

➢ other pooled investment vehicles:	0	0

➢ other accounts:	0	0

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Principal Real Estate Investors is a member of Principal Global Investors (“Principal Global”), whose compensation policies and practices apply to Principal’s Portfolio Manager. Principal Global offers a nationally competitive salary and incentive compensation plan that is evaluated annually relative to other top-tier asset management firms. Percentages of base salary verses performance bonus vary by position but are based on national market data and are consistent with industry standards. Total cash compensation is targeted to be consistent with the national averages.

Incentive compensation for portfolio managers is directly aligned with client objectives. On average, two thirds of incentive compensation for portfolio managers is determined directly on the basis of relative performance versus appropriate client benchmarks and peer groups. Results are measured over rolling one year, three year and five year periods consistent with appropriate risk management standards. The remaining one third of incentive compensation is based on a combination of individual results and overall firm results. Overall firm results are driven primarily by aggregate investment performance across products relative to benchmarks and peers, in addition to financial results and new business development. A portion of annual incentive compensation for real estate portfolios may be payable in the form of restricted stock grants.
In addition to traditional cash incentive compensation, portfolio managers are eligible for long-term equity incentives including stock options and stock grants.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $ 100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000, If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

$10,001-$50,000

/s/ Minoo Spellerberg	1/10/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Minoo Spellerberg
(Printed Name of person signing)

CCO — North America
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
SAM Balanced Portfolio

Name of Fund
Michael D. Meighan

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Edge Asset Management. Inc.

Firm Name
For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person’s role and the relationship between the person’s role and the roles of other persons who have responsibility for the day-to-day management of the Fund’s portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund’s assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fond, the disclosure should describe these limitations in describing each member’s role.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	11	$15,113,860,938.10

➢ other pooled investment vehicles:	0	0

➢ other accounts:	0	0

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	0

➢ other pooled investment vehicles:	0	0

➢ other accounts:	0	0

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
Material conflicts of interest may arise when a Fund’s portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts. as is the case for the portfolio manager listed above.
A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.
If the portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.
At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decided that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.
A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable In relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.
A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment advisor’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.
Edge Asset Management, Inc. or an affiliate of either may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, the portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
The Portfolio Manager receives a fixed salary as well as incentive-based compensation. Salary is based upon a variety of factors including education, professional experience. seniority and annual surveys of investment advisor compensation. The incentive-based portion of the Portfolio Manager’s compensation is determined by an evaluation of professional and investment performance, Professional performance is assessed by reference to the Portfolio Manager’s satisfaction of goals such as those related to compliance, team contribution, research all of which are inherently subjective. The Portfolio Manager’s investment performance for compensation purposes is measured by the SAM Balanced Portfolio’s 1-, 3- and 5-year percentile rankings among its Lipper Balanced Funds peers. The Portfolio Manager also may receive deferred compensation In an account which vests in three years. The value of this account is adjusted as though the account had been Invested directly in the Funds for which the portfolio manager is primarily responsible as well as the Funds or Portfolios to whose management the portfolio manager contributes, with the primary Funds or Portfolios being weighted more heavily. This is intended to help align the Portfolio Manager’s economic interests with those of the Fund’s shareholders.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $ 100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
The Portfolio Manager does not beneficially own shares of the Fund which is offered only through insurance products and retirement plans.

/s/ Michael D. Meighan	1-8-08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Michael D. Meighan

(Printed Name of person signing)

Portfolio Manager

(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
SAM Balanced Portfolio

Name of Fund
Randall L. Yoakum

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Edge Asset Management, Inc.

Firm Name
For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person’s role and the relationship between the person’s role and the roles of other persons who have responsibility for the day-to-day management of the Fund’s portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund’s assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member’s role.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	11	$15,113,860,938.10

➢ other pooled investment vehicles:	0	0

➢ other accounts:	0	0

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	0

➢ other pooled investment vehicles:	0	0

➢ other accounts:	0	0

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
Material conflicts of interest may arise when a Fund’s portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager listed above.
A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.
If the portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.
At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decided that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.
A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.
A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment advisor’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.
Edge Asset Management, inc. or an affiliate of either may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, the portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
The Portfolio Manager receives a fixed salary as well as incentive-based compensation. Salary is based upon a variety of factors including education, professional experience, seniority and annual surveys of investment advisor compensation. The incentive-based portion of the Portfolio Manager’s compensation is determined by an evaluation of professional and investment performance. Professional performance is assessed by reference to the Portfolio Manager’s satisfaction of goals such as those related to compliance, team contribution, research all of which are inherently subjective. The Portfolio Manager’s investment performance for compensation purposes is measured by the SAM Balanced Portfolio’s 1-, 3- and 5-year percentile rankings among its Lipper Balanced Funds peers. The Portfolio Manager also may receive deferred compensation in an account which vests in three years. The value of this account is adjusted as though the account had been invested directly in the Funds for which the portfolio manager is primarily responsible as well as the Funds or Portfolios to whose management the portfolio manager contributes, with the primary Funds or Portfolios being weighted more heavily. This is intended to help align the Portfolio Manager’s economic interests with those of the Fund’s shareholders.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1 (a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
The Portfolio Manager does not beneficially own shares of the Fund which is offered only through insurance products and retirement plans.

/s/ Randall L. Yoakum	1-08-08

(Signature of person authorized to sign on behalf of the sub-Advisor)	(Date)

Randall L. Yoakum
(Printed Name of person signing)

Portfolio Manager
(Title of person Signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
SAM Conservative Balanced Portfolio

Name of Fund
Michael D. Meighan

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Edge Asset Management. Inc.

Firm Name
For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person’s role and the relationship between the person’s role and the roles of other persons who have responsibility for the day-to-day management of the Fund’s portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund’s assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member’s role.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	11	$15,113,860,938.10

➢ other pooled investment vehicles:	0	0

➢ other accounts:	0	0

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	0

➢ other pooled investment vehicles:	0	0

➢ other accounts:	0	0

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
Material conflicts of interest may arise when a Fund’s portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager listed above.
A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.
If the portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.
At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decided that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.
A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.
A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment advisor’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.
Edge Asset Management, Inc. or an affiliate of either may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others, In such cases, the portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
The Portfolio Manager receives a fixed salary as well as incentive-based compensation. Salary is based upon a variety of factors including education, professional experience, seniority and annual surveys of investment advisor compensation. The incentive-based portion of the Portfolio Manager’s compensation is determined by an evaluation of professional and investment performance. Professional performance is assessed by reference to the Portfolio Manager’s satisfaction of goals such as those related to compliance, team contribution, research all of which are inherently subjective. The Portfolio Manager’s investment performance for compensation purposes is measured by the SAM Balanced Portfolio’s 1-, 3- and 5-year percentile rankings among its Lipper Balanced Funds peers. The Portfolio Manager also may receive deferred compensation in an account which vests in three years. The value of this account is adjusted as though the account had been invested directly in the Funds for which the portfolio manager is primarily responsible as well as the Funds or Portfolios to whose management the portfolio manager contributes, with the primary Funds or Portfolios being weighted more heavily. This is intended to help align the Portfolio Manager’s economic interests with those of the Fund’s shareholders.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $ 100,000; $100,001 - $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
The Portfolio Manager does not beneficially own shares of the Fund which is offered only through insurance products and retirement plans.

/s/ Michael D. Meighan	1-08-08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Michael D. Meighan

(Printed Name of person signing)

Portfolio Manager

(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
SAM Conservative Balanced Portfolio

Name of Fund
Randall L. Yoakum

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Edge Asset Management, Inc.

Firm Name
For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person’s role and the relationship between the person’s role and the roles of other persons who have responsibility for the day-to-day management of the Fund’s portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund’s assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member’s role.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	11	$15,113,860,938.10

➢ other pooled investment vehicles:	0	0

➢ other accounts:	0	0

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	0

➢ other pooled investment vehicles:	0	0

➢ other accounts:	0	0

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
Material conflicts of interest may arise when a Fund’s portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager listed above.
A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or Identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.
If the portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.
At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decided that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.
A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.
A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment advisor’s management fee and /or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.
Edge Asset Management, Inc. or an affiliate of either may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, the portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
The Portfolio Manager receives a fixed salary as well as incentive-based compensation. Salary is based upon a variety of factors including education, professional experience. seniority and annual surveys of investment advisor compensation. The incentive-based portion of the Portfolio Manager’s compensation is determined by an evaluation of professional and investment performance. Professional performance is assessed by reference to the Portfolio Manager’s satisfaction of goals such as those related to compliance, team contribution, research all of which are inherently subjective. The Portfolio Manager’s investment performance for compensation purposes is measured by the SAM Balanced Portfolio’s 1-. 3- and 5-year percentile rankings among its Lipper Balanced Funds peers. The Portfolio Manager also may receive deferred compensation in an account which vests in three years. The value of this account is adjusted as though the account had been invested directly in the Funds for which the portfolio manager is primarily responsible as well as the Funds or Portfolios to whose management the portfolio manager contributes, with the primary Funds or Portfolios being weighted more heavily. This is intended to help align the Portfolio Manager’s economic interests with those of the Fund’s shareholders.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
The Portfolio Manager does not beneficially own shares of the Fund which is offered only through insurance products and retirement plans.

/s/ Randall L. Yoakum	1-8-08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Randall L. Yoakum
(Printed Name of person signing)

Portfolio Manager
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
SAM Conservative Growth Portfolio

Name of Fund
Michael D. Meighan

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Edge Asset Management, Inc.

Firm Name
For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person’s role and the relationship between the person’s role and the roles of other persons who have responsibility for the day-to-day management of the Fund’s portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund’s assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member’s role.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	11	$15,113,860,938.10

➢ other pooled investment vehicles:	0	0

➢ other accounts:	0	0

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	0

➢ other pooled investment vehicles:	0	0

➢ other accounts:	0	0

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
Material conflicts of interest may arise when a Fund’s portfolio manager also has day-to-day

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and. if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
The Portfolio Manager receives a fixed salary as well as incentive-based compensation. Salary is based upon a variety of factors including education, professional experience, seniority and annual surveys of investment advisor compensation. The incentive-based portion of the Portfolio Manager’s compensation is determined by an evaluation of professional and investment performance. Professional performance is assessed by reference to the Portfolio Manager’s satisfaction of goals such as those related to compliance, team contribution, research all of which are inherently subjective. The Portfolio Manager’s investment performance for compensation purposes is measured by the SAM Balanced Portfolio’s 1-, 3- and 5-year percentile rankings among its Lipper Balanced Funds peers. The Portfolio Manager also may receive deferred compensation in an account which vests in three years. The value of this account is adjusted as though the account had been invested directly in the Funds for which the portfolio manager is primarily responsible as well as the Funds or Portfolios to whose management the portfolio manager contributes, with the primary Funds or Portfolios being weighted more heavily. This is intended to help align the Portfolio Manager’s economic interests with those of the Fund’s shareholders.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
The Portfolio Manager does not beneficially own shares of the Fund which is offered only through insurance products and retirement plans.

/s/ Michael D. Meighan	1-8-08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Michael D. Meighan
(Printed Name of person signing)

Portfolio Manager
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
SAM Conservative Growth Portfolio

Name of Fund
RandaII L. Yoakum

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Edge Asset Management, Inc.

Firm Name
For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person’s role and the relationship between the person’s role and the roles of other persons who have responsibility for the day-to-day management of the Fund’s portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund’s assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member’s role.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	11	$15,113,860,938.10

➢ other pooled investment vehicles:	0	0

➢ other accounts:	0	0

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	0

➢ other pooled investment vehicles:	0	0

➢ other accounts:	0	0

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
Material conflicts of interest may arise when a Fund’s portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager listed above.
A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.
If the portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.
At times, the portfolio manager may determine that an Investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decided that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.
A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.
A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment advisor’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.
Edge Asset Management, Inc. or an affiliate of either may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others, In such cases, the portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
The Portfolio Manager receives a fixed salary as well as incentive-based compensation. Salary is based upon a variety of factors including education, professional experience, seniority and annual surveys of investment advisor compensation. The incentive-based portion of the Portfolio Manager’s compensation is determined by an evaluation of professional and investment performance. Professional performance is assessed by reference to the Portfolio Manager’s satisfaction of goals such as those related to compliance, team contribution, research all of which are inherently subjective. The Portfolio Manager’s investment performance for compensation purposes is measured by the SAM Balanced Portfolio’s 1-, 3- and 5-year percentile rankings among its Lipper Balanced Funds peers. The Portfolio Manager also may receive deferred compensation in an account which vests in three years. The value of this account is adjusted as though the account had been invested directly in the Funds for which the portfolio manager is primarily responsible as well as the Funds or Portfolios to whose management the portfolio manager contributes, with the primary Funds or Portfolios being weighted more heavily. This is intended to help align the Portfolio Manager’s economic interests with those of the Fund’s shareholders.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
The Portfolio Manager does not beneficially own shares of the Fund which is offered only through insurance products and retirement plans.

/s/ Randall L. Yoakum	1-8-08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Randall L. Yoakum
(Printed Name of person signing)

Portfolio Manager
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
SAM Flexible Income Portfolio

Name of Fund
Michael D. Meighan

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Edge Asset Management, Inc.

Firm Name
For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person’s role and the relationship between the person’s role and the roles of other persons who have responsibility for the day-to-day management of the Fund’s portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund’s assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member’s role.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

		Number of	Total
		Accounts	Assets
➢	registered investment companies:	11	$15,113,860,938.10

➢	other pooled investment vehicles:	0	0

➢	other accounts:	0	0

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

		Number of	Total
		Accounts	Assets
➢	registered investment companies:	0	0

➢	other pooled investment vehicles:	0	0

➢	other accounts:	0	0

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
Material conflicts of interest may arise when a Fund’s portfolio manager also has day-to- day cases, the portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
The Portfolio Manager receives a fixed salary as well as incentive-based compensation. Salary is based upon a variety of factors including education, professional experience, seniority and annual surveys of investment advisor compensation. The incentive-based portion of the Portfolio Manager’s compensation is determined by an evaluation of professional and investment performance. Professional performance is assessed by reference to the Portfolio Manager’s satisfaction of goals such as those related to compliance, team contribution, research all of which are inherently subjective. The Portfolio Manager’s investment performance for compensation purposes is measured by the SAM Balanced Portfolio’s 1-, 3- and 5-year percentile rankings among its Lipper Balanced Funds peers. The Portfolio Manager also may receive deferred compensation in an account which vests in three years. The value of this account is adjusted as though the account had been invested directly in the Funds for which the portfolio manager is primarily responsible as well as the Funds or portfolios to whose management the portfolio manager contributes, with the primary Funds or Portfolios being weighted more heavily. This is intended to help align the Portfolio Manager’s economic interests with those of the Fund’s shareholders.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
The Portfolio Manager does not beneficially own shares of the Fund which is offered only through insurance products and retirement plans.

/s/ Michael D. Meighan	1/8/08
(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Michael D. Meighan (Printed Name of person signing)

Portfolio Manager (Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
SAM Flexible Income Portfolio

Name of Fund
Randall L. Yoakum

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Edge Asset Management, Inc.

Firm Name
For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person’s role and the relationship between the person’s role and the roles of other persons who have responsibility for the day-to-day management of the Fund’s portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund’s assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member’s role.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

		Number of	Total
		Accounts	Assets
➢	registered investment companies:	11	$15,113,860,938.10

➢	other pooled investment vehicles:	0	0

➢	other accounts:	0	0

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

		Number of	Total
		Accounts	Assets
➢	registered investment companies:	0	0

➢	other pooled investment vehicles:	0	0

➢	other accounts:	0	0

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
Material conflicts of interest may arise when a Fund’s portfolio manager also has day-to- day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager listed above.
A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.
If the portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.
At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decided that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.
A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.
A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment advisor’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.
Edge Asset Management, Inc. or an affiliate of either may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, the portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
The Portfolio Manager receives a fixed salary as well as incentive-based compensation. Salary is based upon a variety of factors including education, professional experience, seniority and annual surveys of investment advisor compensation. The incentive-based portion of the Portfolio Manager’s compensation is determined by an evaluation of professional and investment performance. Professional performance is assessed by reference to the Portfolio Manager’s satisfaction of goals such as those related to compliance, team contribution, research all of which are inherently subjective. The Portfolio Manager’s investment performance for compensation purposes is measured by the SAM Balanced Portfolio’s 1-, 3- and 5-year percentile rankings among its Lipper Balanced Funds peers. The Portfolio Manager also may receive deferred compensation in an account which vests in three years. The value of this account is adjusted as though the account had been invested directly in the Funds for which the portfolio manager is primarily responsible as well as the Funds or Portfolios to whose management the portfolio manager contributes, with the primary Funds or Portfolios being weighted more heavily. This is intended to help align the Portfolio Manager’s economic interests with those of the Fund’s shareholders.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $ 100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000, If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
The Portfolio Manager does not beneficially own shares of the Fund which is offered only through insurance products and retirement plans.

/s/ Randall L. Yoakum	1-08-08
(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Randall L. Yoakum (Printed Name of person signing)

Portfolio Manager (Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

SAM Strategic Growth Portfolio

Name of Fund
Michael D. Meighan

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Edge Asset Management, Inc.

Firm Name
For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person’s role and the relationship between the person’s role and the roles of other persons who have responsibility for the day-to-day management of the Fund’s portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund’s assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member’s role.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

		Number of	Total
		Accounts	Assets
➢	registered investment companies:	11	$15,113,860,938.10

➢	other pooled investment vehicles:	0	0

➢	other accounts:	0	0

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

		Number of	Total
		Accounts	Assets
➢	registered investment companies:	0	0

➢	other pooled investment vehicles:	0	0

➢	other accounts:	0	0

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
Material conflicts of interest may arise when a Fund’s portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager listed above.
A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.
If the portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.
At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decided that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may Place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.
A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.
A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment advisor’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.
Edge Asset Management, inc. or an affiliate of either may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, the portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, tor example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
The Portfolio Manager receives a fixed salary as well as incentive-based compensation. Salary is based upon a variety of factors including education, professional experience, seniority and annual surveys of investment advisor compensation. The incentive-based portion of the Portfolio Manager’s compensation is determined by an evaluation of professional and investment performance. Professional performance is assessed by reference to the Portfolio Manager’s satisfaction of goals such as those related to compliance, team contribution, research all of which are inherently subjective. The Portfolio Manager’s investment performance for compensation purposes is measured by the SAM Balanced Portfolio’s 1-, 3- and 5-year percentile rankings among its Lipper Balanced Funds peers. The Portfolio Manager also may receive deferred compensation in an account which vests in three years. The value of this account is adjusted as though the account had been invested directly in the Funds for which the portfolio manager is primarily responsible as well as the Funds or Portfolios to whose management the portfolio manager contributes, with the primary Funds or Portfolios being weighted more heavily. This is intended to help align the Portfolio Manager’s economic interests with those of the Fund’s shareholders.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $ 100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
The Portfolio Manager does not beneficially own shares of the Fund which is offered only through insurance products and retirement plans.

/s/ Michael D. Meighan	1/8/08
(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Michael D. Meighan (Printed Name of person signing)

Portfolio Manager (Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
SAM Strategic Growth Portfolio

Name of Fund
Randall L. Yoakum

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Edge Asset Management, Inc.

Firm Name
For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person’s role and the relationship between the person’s role and the roles of other persons who have responsibility for the day-to-day management of the Fund’s portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund’s assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member’s role.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	11	$15,113,860,938.10

➢ other pooled investment vehicles:	0	0

➢ other accounts:	0	0

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	0

➢ other pooled investment vehicles:	0	0

➢ other accounts:	0	0

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
Material conflicts of interest may arise when a Fund’s portfolio manager also has day-to- day cases, the portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
The Portfolio Manager receives a fixed salary as well as incentive-based compensation. Salary is based upon a variety of factors including education, professional experience, seniority and annual surveys of investment advisor compensation. The incentive-based portion of the Portfolio Manager’s compensation is determined by an evaluation of professional and investment performance. Professional performance is assessed by reference to the Portfolio Manager’s satisfaction of goals such as those related to compliance, team contribution, research all of which are inherently subjective. The Portfolio Manager’s investment performance for compensation purposes is measured by the SAM Balanced Portfolio’s 1-, 3- and 5-year percentile rankings among its Lipper Balanced Funds peers. The Portfolio Manager also may receive deferred compensation in an account which vests in three years. The value of this account is adjusted as though the account had been invested directly in the Funds for which the portfolio manager is primarily responsible as well as the Funds or Portfolios to whose management the portfolio manager contributes, with the primary Funds or Portfolios being weighted more heavily. This is intended to help align the Portfolio Manager’s economic interests with those of the Fund’s shareholders.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $ 100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
The Portfolio Manager does not beneficially own shares of the Fund which is offered only through insurance products and retirement plans.

/s/ Randall L. Yoakum	1-08-08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Randall L. Yoakum
(Printed Name of person signing)

Portfolio Manager
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Short Term Bond Fund

Name of Fund
Zeid Ayer

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
      The day-to-day portfolio management for the fund listed above is shared by four portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	3	$744,524,574

➢ other pooled investment vehicles:	2	$246,619,679

➢ other accounts:	2	$132,998,390

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	0

➢ other pooled investment vehicles:	0	0

➢ other accounts:	0	0

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for fixed income portfolio managers is 80% weighted to investment performance and 20% weighted to Principal Global Investors annual performance score. The target incentive for fixed income portfolio managers ranges from 60% to 150% of actual base earnings, depending on job level.
o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate
o Performance versus peers and a benchmark is measured for a period up to five years (shorter if the portfolio manager has managed the respective portfolio for a period less than five years).
o Versus the peer group, 100% of target incentive is achieved if the portfolio performance is 35th percentile. No payout is realized if performance is below 50th percentile. 200% payout is achieved at 15th percentile or better for the respective period.
o Versus the benchmark, 100% of target incentive is achieved at certain levels of outperformance, which vary by portfolio. No payout is realized for performance at or below the level of the benchmark.
As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401 (k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $ 100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
None

/s/ Minoo Spellerberg	1/10/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Minoo Spellerberg
(Printed Name of person signing)

CCO-PGI NA
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Short Term Bond Fund

Name of Fund
Craig Dawson

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
      The day-to-day portfolio management for the fund listed above is shared by four portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1. For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	3	$744,524,574

➢ other pooled investment vehicles:	2	$246,619,679

➢ other accounts:.	3	$148,110,395

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account;

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	0

➢ other pooled investment vehicles:.	0	0

➢ other accounts:.	0	0

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for fixed income portfolio managers is 80% weighted to investment performance and 20% weighted to Principal Global Investors annual performance score. The target incentive for fixed income portfolio managers ranges from 60% to 150% of actual base earnings, depending on job level.
o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate
o Performance versus peers and a benchmark is measured for a period up to five years (shorter if the portfolio manager has managed the respective portfolio for a period less than five years).
o Versus the peer group, 100% of target incentive is achieved if the portfolio performance is 35th percentile. No payout is realized if performance is below 50th percentile. 200% payout is achieved at 15th percentile or better for the respective period.
o Versus the benchmark, 100% of target incentive is achieved at certain levels of outperformance, which vary by portfolio. No payout is realized for performance at or below the level of the benchmark.
As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $ 100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
None

/s/ Minoo Spellerberg	1/10/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Minoo Spellerberg
(Printed Name of person signing)

CCO-PGI NA
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Short-Term Income Fund

Name of Fund
Craig V. Sosey

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Edge Asset Management, Inc.

Firm Name
For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person’s role and the relationship between the person’s role and the roles of other persons who have responsibility for the day-to-day management of the Fund’s portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund’s assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member’s role.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	4	$2,139,106,082.95

➢ other pooled investment vehicles:	0	0

➢ other accounts:	0	0

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	0

➢ other pooled investment vehicles:	0	0

➢ other accounts:	0	0

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
Material conflicts of interest may arise when a Fund’s portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager listed above.
A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.
If the portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.
At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decided that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.
A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.
A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment advisor’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.
Edge Asset Management, Inc. or an affiliate of either may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, the portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
The Portfolio Manager receives a fixed salary as well as incentive-based compensation. Salary is based upon a variety of factors including education, professional experience, seniority and annual surveys of investment advisor compensation. The incentive-based portion of the Portfolio Manager’s compensation is determined by an evaluation of professional and investment performance. Professional performance is assessed by reference to the Portfolio Manager’s satisfaction of goals such as those related to compliance, team contribution, research all of which are inherently subjective. The Portfolio Manager’s investment performance for compensation purposes is measured by the Fund’s 1-, 3- and 5-year percentile rankings among its Lipper Short Investment Grade Debt Funds peers. The Portfolio Manager also may receive deferred compensation in an account which vests in three years. The value of this account is adjusted as though the account had been invested directly in the Funds for which the portfolio manager is primarily responsible as well as the Funds or Portfolios to whose management the portfolio manager contributes, with the primary Funds or Portfolios being weighted more heavily. This is intended to help align the Portfolio Manager’s economic interests with those of the Fund’s shareholders.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $ 100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
The Portfolio Manager does not beneficially own shares of the Fund which is offered only through insurance products and retirement plans.

/s/ Craig V. Sosey	1/8/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Craig V. Sosey
(Printed Name of person signing)

Portfolio Manager
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Small Cap Blend Fund

Name of Fund
Thomas Morabito

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
     The day-to-day portfolio management for the fund listed above is shared by four portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets

➢ registered investment companies:	3	$1,194,137,429

➢ other pooled investment vehicles:	12	$2,286,012,560

➢ other accounts:	1	$45,478,232

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets

➢ registered investment companies:	0	0

➢ other pooled investment vehicles:	0	0

➢ other accounts:	0	0

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.
o     Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate
o      Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).
o      Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.
As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; $100,001 – $500,000; $500,001 – $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

None

/s/ Minoo Spellerberg	1/10/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Minoo Spellerberg
(Printed Name of person signing)

CCO — North America
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Small Cap Blend Fund

Name of Fund
Phil Nordhus

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
     The day-to-day portfolio management for the fund listed above is shared by four portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	1	$353,703,612

➢ other pooled investment vehicles:	1	$1,780,781,809

➢ other accounts:	0	0

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets

➢ registered investment companies:	0	0

➢ other pooled investment vehicles:	0	0

➢ other accounts:	0	0

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.
o      Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate
o      Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).
o      Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.
As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; $100,001 – $500,000; $500,001 – $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
None

/s/ Minoo Spellerberg	1/10/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Minoo Spellerberg
(Printed Name of person signing)

CCO — PGI NA
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
SmallCap Growth Fund

Name of Fund
Mariateresa Monaco

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
     The day-to-day portfolio management for the fund listed above is shared by four portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets

➢ registered investment companies:	2	$579,571,074

➢ other pooled investment vehicles:	1	$345,041,497

➢ other accounts:	0	0

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets

➢ registered investment companies:	0	0

➢ other pooled investment vehicles:	0	0

➢ other accounts:	0	0

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and (10% weighted to Principal Global Investors annual Performance score.
o      Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate
o      Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).
o      Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.
As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
None

/s/ Minoo Spellerberg	1/10/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Minoo Spellerberg
(Printed Name of person signing)

CCO — North America
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Small Cap S&P 600 Index Fund

Name of Fund
Dirk Laschanzky

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
     The day-to-day portfolio management for the fund listed above is shared by four portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets

➢ registered investment companies:	6	$22,273,823,132

➢ other pooled investment vehicles:	3	$9,120,050,021

➢ other accounts:	8	$375,712,680

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets

➢ registered investment companies:	0	0

➢ other pooled investment vehicles:	0	0

➢ other accounts:	0	0

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.
o      Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate
o      Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).
o      Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.
As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

None

/s/ Minoo Spellerberg	1/10/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Minoo Spellerberg
(Printed Name of person signing)

CCO — PGI NA
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Small Cap Stock Index Fund

Name of Fund
Scott W. Smith

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	4	$2,136,895,787

➢ other pooled investment vehicles:	2	$8,268,516,789

➢ other accounts:

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:

➢ other pooled investment vehicles:

➢ other accounts:

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
▪	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

▪	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; $100,001 – $500,000; $500,001 – $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

/s/ Minoo Spellerberg	1/10/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Minoo Spellerberg
(Printed Name of person signing)

CCO – PGI NA
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Small Cap Value Fund

Name of Fund
Thomas Morabito

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
     The day-to-day portfolio management for the fund listed above is shared by four portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of October 31. 2007 (the Fund’s most recently completed fiscal year).
1. For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	3	$1,194,137,429

➢ other pooled investment vehicles:	12	$2,286,012,560

➢ other accounts:	1	$45,478,232

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	0

➢ other pooled investment vehicles:	0	0

➢ other accounts:	0	0

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre - or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.
o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate

o Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).

o Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.
As a wholly owned subsidiary of Principal Financial Group. some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 • $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

None

/s/ Minoo Spellerberg	1/10/2008

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Minoo Spellerberg
(Printed Name of person signing)

CCO — North America
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
PIF Tax-Exempt Bond Fund I

Name of Fund
Thomas Byron

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Van Kampen Asset Management
Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31. 2007 (the Fund’s most recently completed fiscal year).
1. For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	5	$2,843,726,882

➢ other pooled investment vehicles:	0	N/A

➢ other accounts:	0	N/A

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	N/A

➢ other pooled investment vehicles:	0	N/A

➢ other accounts:	0	N/A

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
Because the portfolio managers manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund.

In addition, a conflict of interest could exist to the extent the Investment Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Investment Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Investment Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Investment Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.
2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
▪	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

▪	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio managers.

BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.

DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:
•	Cash Bonus.

•
Morgan Stanley’s Long Term Incentive Compensation awards — a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions.

•
Investment Management Alignment Plan (IMAP) awards — a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund.

•
Voluntary Deferred Compensation Plans — voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Investment Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:
•
Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund’s/account’s primary benchmark (as set forth in the fund’s prospectus), indices and/or peer groups where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

•	Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•	Contribution to the business objectives of the Investment Adviser.

•	The dollar amount of assets managed by the portfolio manager.

•	Market compensation survey research by independent third parties.

•	Other qualitative factors, such as contributions to client objectives.
Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
None- The portfolio manager does not hold shares of the Fund.

/s/ Thomas Byron	1/2/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Thomas Byron
(Printed Name of person signing)

Vice President
(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Ultra Short Bond Fund

Name of Fund
Zeid Ayer

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
     The day-to-day portfolio management for the fund listed above is shared by four portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	3	$744,524,574

➢ other pooled investment vehicles:	2	$246,619,679

➢ other accounts:	2	$132,998,390

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	0

➢ other pooled investment vehicles:	0	0

➢ other accounts:	0	0

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for fixed income portfolio managers is 80% weighted to investment performance and 20% weighted to Principal Global Investors annual performance score. The target incentive for fixed income portfolio managers ranges from 60% to 150% of actual base earnings, depending on job level.
o       Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate
o       Performance versus peers and a benchmark is measured for a period up to five years (shorter if the portfolio manager has managed the respective portfolio for a period less than five years).
o       Versus the peer group, 100% of target incentive is achieved if the portfolio performance is 35th percentile. No payout is realized if performance is below 50th percentile. 200% payout is achieved at 15th percentile or better for the respective period.
o       Versus the benchmark, 100% of target incentive is achieved at certain levels of out performance, which vary by portfolio. No payout is realized for performance at or below the level of the benchmark.
As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.

3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

None

/s/ Minoo Spellerberg	1/10/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Minoo Spellerberg (Printed Name of person signing)

CCO PGI NA (Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Ultra Short Bond Fund

Name of Fund
Craig Dawson

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
     The day-to-day portfolio management for the fund listed above is shared by four portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	3	$744,524,574

➢ other pooled investment vehicles:	2	$246,619,679

➢ other accounts:	3	$148,110,395

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	0

➢ other pooled investment vehicles:	0	0

➢ other accounts:	0	0

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for fixed income portfolio managers is 80% weighted to investment performance and 20% weighted to Principal Global Investors annual performance score. The target incentive for fixed income portfolio managers ranges from 60% to 150% of actual base earnings, depending on job level.
o       Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate
o       Performance versus peers and a benchmark is measured for a period up to five years (shorter if the portfolio manager has managed the respective portfolio for a period less than five years).
o       Versus the peer group, 100% of target incentive is achieved if the portfolio performance is 35th percentile. No payout is realized if performance is below 50th percentile, 200% payout is achieved at 15th percentile or better for the respective period.
o       Versus the benchmark, 100% of target incentive is achieved at certain levels of out performance, which vary by portfolio. No payout is realized for performance at or below the level of the benchmark.
As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.

3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

None

/s/ Minoo Spellerberg	1/10/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Minoo Spellerberg (Printed Name of person signing)

CCO — PGI NA (Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
West Coast Equity Fund

Name of Fund
Philip M. Foreman

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Edge Asset Management, Inc.

Firm Name
For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person’s role and the relationship between the person’s role and the roles of other persons who have responsibility for the day-to-day management of the Fund’s portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund’s assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member’s role.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
▪	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	2	$2,067,567,566.34

➢ other pooled investment vehicles:	0	0

➢ other accounts:	0	0

▪	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
➢ registered investment companies:	0	0

➢ other pooled investment vehicles:	0	0

➢ other accounts:	0	0

▪	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
Material conflicts of interest may arise when a Fund’s portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager listed above.

management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager listed above.
A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.
If the portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.
At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decided that certain of the funds and/or accounts should take differing positions with respect to a particular security, in these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.
A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.
A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment advisor’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.
Edge Asset Management. Inc. or an affiliate of either may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, the portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
The Portfolio Manager receives a fixed salary as well as incentive-based compensation. Salary is based upon a variety of factors including education, professional experience, seniority and annual surveys of investment advisor compensation. The incentive-based portion of the Portfolio Manager’s compensation is determined by an evaluation of professional and investment performance. Professional performance is assessed by reference to the Portfolio Manager’s satisfaction of goals such as those related to compliance, team contribution, research all of which are inherently subjective. The Portfolio Manager’s investment performance for compensation purposes is measured by the Fund’s 1-, 3- and 5-year percentile rankings among its Lipper Multi-Cap Core Funds peers. The Portfolio Manager also may receive deferred compensation in an account which vests in three years. The value of this account is adjusted as though the account had been invested directly in the Funds for which the portfolio manager is primarily responsible as well as the Funds or Portfolios to whose management the portfolio manager contributes, with the primary Funds or Portfolios being weighted more heavily. This is intended to help align the Portfolio Manager’s economic interests with those of the Fund’s shareholders.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
The Portfolio Manager beneficially owns shares of the Fund in the range of $100,001-$500,000.

/s/ Philip M. Foreman	1/08/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Philip M. Foreman

(Printed Name of person signing)

Portfolio Manager

(Title of person signing)